UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

Mural Oncology plc

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☐	No fee required.

☐	Fee previously paid with preliminary materials.

☒	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRELIMINARY PROXY STATEMENT—SUBJECT TO COMPLETION

MURAL ONCOLOGY PLC

Ten Earlsfort Terrace

Dublin 2

D02 T380

Ireland

TRANSACTION PROPOSED—YOUR VOTE IS VERY IMPORTANT

Dear Shareholder:

You are cordially invited to attend two special meetings of the shareholders of Mural Oncology plc (“Mural”). The first, which is a special meeting of shareholders convened by the board of directors of Mural (the “Mural Board”) for the purposes of considering a scheme of arrangement to be implemented in accordance with Chapter 1 of Part 9 of the Companies Act 2014 of Ireland (the “Companies Act”), is to be held on    , 2025 at    Irish local time, at the offices of Arthur Cox LLP at Ten Earlsfort Terrace, Dublin 2, D02 T380, Ireland (the “Scheme Meeting”), and the second, which is an extraordinary general meeting of shareholders, is to be held on    , 2025 at    Irish local time, at the offices of Arthur Cox LLP at Ten Earlsfort Terrace, Dublin 2, D02 T380, Ireland (the “EGM”), or, if the Scheme Meeting has not concluded by    Irish local time, as soon as possible after the conclusion of the Scheme Meeting (or any adjournment thereof). The Scheme Meeting and the EGM are referred to collectively as the “special meetings.”

As previously announced, on August 20, 2025, Mural entered into a Transaction Agreement (the “Transaction Agreement”), by and among Mural, XOMA Royalty Corporation, a Nevada corporation (“Bidder”), and XRA 5 Corp., a Delaware corporation and wholly-owned subsidiary of Bidder (“Sub”). Under the terms of the Transaction Agreement, Sub will acquire the entire issued and to be issued share capital of Mural (the “Acquisition”) pursuant to a scheme of arrangement under Chapter 1 of Part 9 of the Companies Act, the terms of which are set out in full in “Part 3—The Scheme of Arrangement” (the “Scheme” or the “Scheme of Arrangement”) of the accompanying proxy statement.

As consideration for the Acquisition, holders of ordinary shares of Mural, nominal value $0.01 per share (each a “Mural Share” and such holders, the “Mural Shareholders”), (i) are entitled to receive a base cash price of $2.035 per share (the “Base Price Per Share”), which has been calculated on the basis of Mural having approximately $36.2 million of closing net cash (calculated in accordance with the Transaction Agreement) (the “Estimated Closing Net Cash”) and is payable to the Mural Shareholders upon the closing of the Acquisition (the “Completion”) regardless of the amount of Mural’s actual closing net cash (as defined and calculated in accordance with the Transaction Agreement, the “Closing Net Cash”) on the Closing Net Cash Calculation Date (as defined in the Transaction Agreement), and (ii) may receive an additional cash amount per share of up to $0.205 (the “Additional Price Per Share,” and together with the Base Price Per Share, the “Scheme Consideration”). The Additional Price Per Share is calculated on the basis of the amount by which the Closing Net Cash on the Closing Net Cash Calculation Date exceeds the Estimated Closing Net Cash. The Additional

Price Per Share will only be payable to Mural Shareholders upon the Completion if the Closing Net Cash on the Closing Net Cash Calculation Date exceeds the Estimated Closing Net Cash. There is no certainty that the Closing Net Cash on the Closing Net Cash Calculation Date will exceed the Estimated Closing Net Cash and, if the Closing Net Cash does not exceed the Estimated Closing Net Cash, the amount of the Additional Price Per Share will be zero and each of the Mural Shareholders will receive only the Base Price Per Share. It is expected that confirmation of the Additional Price Per Share will be communicated to Mural Shareholders by separate announcement prior to the date of the hearing by the Irish High Court of the application to sanction the Scheme. The Additional Price Per Share is subject to a cap of a maximum amount of $0.205 per share and cannot be a negative amount. The minimum Scheme Consideration payable to the Mural Shareholders following the Completion is $2.035 per share and the maximum Scheme Consideration payable to the Mural Shareholders following the Completion is $2.24 per share.

Each option to purchase Mural Shares (a “Mural Option”) that is outstanding as of immediately prior to the Completion (whether or not vested) shall, as of the Completion, be automatically cancelled and converted into the right to receive an amount in cash equal to the Scheme Consideration for each Mural Share underlying the Mural Option minus the exercise price per Mural Share for such Mural Option. Any Mural Options that have an exercise price per Mural Share that is equal to or greater than the Scheme Consideration shall be cancelled and shall cease to be outstanding as of the Completion, and no Scheme Consideration shall be delivered in exchange for such Mural Options. Each Mural restricted stock unit (a “Mural RSU”) that is outstanding as of immediately prior to the Completion (whether or not vested) shall, as of the Completion, be automatically cancelled and converted into the right to receive an amount equal to the Scheme Consideration.

You are being asked to vote on a proposal to approve the Scheme at the Scheme Meeting. In addition, you are being asked to vote on a supporting resolution to approve the Scheme and a further resolution to amend Mural’s Articles of Association at the EGM. The resolution to approve the Scheme at the Scheme Meeting and the resolutions to approve the Scheme and amend Mural’s Articles of Association at the EGM must all be approved by the requisite majorities of Mural Shareholders in order to properly implement the Scheme. The Scheme is also subject to sanction by the Irish High Court. More information about the Acquisition and the proposals is contained in the accompanying proxy statement. You are urged to read the accompanying proxy statement, including the annexes, carefully and in their entirety.

Your proxy is being solicited by (and on behalf of) the Mural Board.

After careful consideration, the Mural Board has determined that the Transaction Agreement and the transactions contemplated by the Transaction Agreement, including the Scheme, are fair to and in the best interests of Mural and the Mural Shareholders and that the terms of the Scheme are fair and reasonable. The Mural Board recommends unanimously that you vote “FOR” all proposals. In considering the recommendation of the Mural Board, you should be aware that certain directors and executive officers of Mural may have interests in the proposed transaction that are in addition to, or different from, any interests they might have as shareholders. See the section of the accompanying proxy statement entitled “The Acquisition—Interests of Certain Persons in the Acquisition” for more information. Your vote is very important. Please vote as soon as possible, whether or not you plan to attend the special meetings, by following the instructions in the accompanying proxy statement.

If you have any questions or need assistance voting your Mural Shares, please contact MacKenzie Partners, Inc., Mural’s proxy solicitor in connection with the Scheme Meeting and the EGM:

MacKenzie Partners, Inc.

7 Penn Plaza

New York, New York 10001

Toll-Free: 800-322-2885

proxy@mackenziepartners.com

https://mackenziepartners.com

On behalf of the Mural Board, thank you for your consideration and continued support.

Sincerely,

Caroline Loew, Ph.D.

Chief Executive Officer

Scott Jackson

Chair of the Board of Directors

The accompanying proxy statement is dated    , 2025, and is first being mailed to Mural Shareholders on or about    , 2025.

Neither the U.S. Securities and Exchange Commission (the “SEC”) nor any state securities commission has approved or disapproved of the Acquisition, passed upon the merits or fairness of the Transaction Agreement or the transactions contemplated by it or if the information contained in the accompanying proxy statement is accurate or adequate. Any representation to the contrary is a criminal offense.

ADDITIONAL INFORMATION

Mural files annual, quarterly and current reports, proxy statements and other information with the SEC. The SEC maintains an Internet site that contains reports, proxy statements and other information regarding issuers that file electronically with the SEC. The SEC’s Internet site can be found at http://www.sec.gov. Mural also maintains an Internet site that contains the reports, proxy statements and other information that it files with the SEC. Mural’s Internet site can be found at http://www.muraloncology.com. Information found on, or accessible through, Mural’s website is not a part of and is not incorporated into, the accompanying proxy statement. The information incorporated into the accompanying proxy statement from other documents is also available to you without charge upon your written or oral request. You can obtain these documents by requesting them in writing or by telephone from Mural at the following address or telephone number:

Mural Oncology plc

Ten Earlsfort Terrace

Dublin 2

D02 T380

Ireland

Attn: Company Secretary

+353 1 920 1000

In addition, if you have questions about the Acquisition or the special meetings, or if you need to obtain copies of the accompanying proxy statement, proxy cards or other documents referenced in the accompanying proxy statement, you may contact Mural’s proxy solicitor for the special meetings using the contact information listed below. You will not be charged for any of the documents you request.

MacKenzie Partners, Inc.

7 Penn Plaza

New York, New York 10001

Toll-Free: 800-322-2885

proxy@mackenziepartners.com

https://mackenziepartners.com/

If you would like to request documents, please do so by 5:00 p.m. Irish local time on    , 2025 in order to receive them before the special meetings.

THE ACCOMPANYING PROXY STATEMENT DOES NOT CONSTITUTE THE SOLICITATION OF A PROXY IN ANY JURISDICTION TO OR FROM ANY PERSON TO WHOM OR FROM WHOM IT IS UNLAWFUL TO MAKE SUCH PROXY SOLICITATION IN THAT JURISDICTION. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE INTO THE ACCOMPANYING PROXY STATEMENT TO VOTE YOUR MURAL SHARES AT THE SCHEME MEETING AND EGM. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THE ACCOMPANYING PROXY STATEMENT. THE ACCOMPANYING PROXY STATEMENT IS DATED    , 2025. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THE ACCOMPANYING PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE, AND THE MAILING OF THE ACCOMPANYING PROXY STATEMENT TO MURAL SHAREHOLDERS DOES NOT CREATE ANY IMPLICATION TO THE CONTRARY.

MURAL ONCOLOGY PLC

Ten Earlsfort Terrace

Dublin 2

D02 T380

Ireland

NOTICE OF SCHEME MEETING OF SHAREHOLDERS

OF MURAL ONCOLOGY PLC

CONVENED BY ORDER OF THE BOARD OF DIRECTORS OF MURAL ONCOLOGY PLC

UNDER SECTION 450(1) OF THE COMPANIES ACT 2014

NOTICE IS HEREBY GIVEN that, by resolution of the Board of Directors of Mural Oncology plc (the “Mural Board”) pursuant to Section 450(1) of the Companies Act 2014 (the “Companies Act”), a meeting of the holders of the Scheme Shares (as defined in the proposed scheme of arrangement that is included in the document of which this Notice forms a part (the “Scheme Meeting”)) has been convened pursuant to Section 450 of the Companies Act for the purpose of considering and, if thought fit, approving (i) a resolution to approve (with or without modification) a scheme of arrangement pursuant to Chapter 1 of Part 9 of the Companies Act proposed to be made between Mural Oncology plc (“Mural”) and the holders of the Scheme Shares (the “Scheme” or the “Scheme of Arrangement”) and (ii) any motion by the Chair to adjourn the Scheme Meeting, or any adjournments thereof, to another time and place if necessary or appropriate to solicit additional proxies if there are insufficient votes at the time of the Scheme Meeting to approve the Scheme (together, the “Scheme Meeting Proposals”) and that such meeting will be held at the offices of Arthur Cox LLP at Ten Earlsfort Terrace, Dublin 2, D02 T380, Ireland on    , 2025, commencing at    Irish local time, at which place and time all holders of Scheme Shares are invited to attend. The Scheme Meeting Proposals may be voted on in such order as is determined by the Chair of the Scheme Meeting.

The resolution to approve the Scheme shall be in the following terms:

Scheme Meeting Proposal 1:

“That the Scheme in its original form or with or subject to any modification(s), addition(s) or condition(s) approved or imposed by the Irish High Court be agreed to.”

To be passed, the resolution to approve the Scheme requires the approval at the Scheme Meeting (or any adjournment of such meeting) by a majority in number of Scheme Shareholders (as defined in the Scheme of Arrangement) of record as of 10:00 p.m. (Irish local time) on    , 2025 (the “Voting Record Time”) representing at least seventy-five percent (75%) in value of the Scheme Shares present and voting, either in person or by proxy. The quorum for the Scheme Meeting shall be two or more shareholders present in person or by proxy holding at least a majority of Mural’s ordinary shares issued and outstanding and entitled to vote at the Scheme Meeting.

In the event that there is a motion by the Chair to adjourn the Scheme Meeting to another time and place if necessary or appropriate to solicit additional proxies if there are insufficient votes at the time of the Scheme Meeting to approve the Scheme, such resolution shall be in the following terms:

Scheme Meeting Proposal 2:

“That, any motion by the Chair to adjourn the Scheme Meeting, or any adjournments thereof, to another time and place if necessary or appropriate to solicit additional proxies if there are insufficient votes at the time of the Scheme Meeting to approve the Scheme, be approved.”

To be passed, the resolution to adjourn the Scheme Meeting (or any adjournment of such meeting) requires the approval at the Scheme Meeting of at least a simple majority (being more than 50%) of the votes cast by the Mural Shareholders as of the Voting Record Time present and voting in person or by proxy.

A copy of the Scheme and a copy of the explanatory statement required to be furnished pursuant to Section 452 of the Companies Act are incorporated into the document of which this Notice forms part. Capitalized terms used in this Notice have the meanings given to them in the document of which this Notice forms part (save as otherwise defined in this Notice). The Mural Board has designated Caroline Loew, Chief Executive Officer and Director of Mural or, failing her, any other director of Mural as the Mural Board may determine, to act as Chair of the Scheme Meeting.

Subject to, amongst other items, the approval of the resolution to approve the Scheme proposed at the meeting convened by this Notice and resolutions 1 and 2 to be proposed at the extraordinary general meeting of Mural convened for    , 2025, the prior satisfaction of the other Conditions (as defined in the Scheme) to the completion of the Scheme (other than those Conditions which by their nature cannot be satisfied prior to the hearing by the Irish High Court of the application to sanction the Scheme) and the availability of the Irish High Court, the hearing by the Irish High Court of the application to sanction the Scheme is anticipated to be heard on    , 2025.

The Scheme will be subject to the subsequent sanction of the Irish High Court.

By order of the Board of Directors of Mural Oncology plc pursuant to Section 450(1) of the Companies Act.

Maiken Keson-Brookes

Company Secretary

Mural Oncology plc

Ten Earlsfort Terrace

Dublin 2

D02 T380

Ireland

Attn: Company Secretary

Dated:    , 2025

Statement of Procedures

Availability of documents and information in connection with the Scheme Meeting

1.	Information regarding the Scheme Meeting, including the full, unabridged text of the documents and resolution to be submitted to the Scheme Meeting, will be available at www.proxyvote.com.

Entitlement to attend and vote

2.

Only those Scheme Shareholders registered in the register of members of Mural as of the Voting Record Time are entitled to receive notice of, attend, speak and vote at the Scheme Meeting, or if relevant, any adjournment thereof. Changes in the register after that time and date will be disregarded in determining the right of any person to attend and/or vote at the meeting or any adjournment thereof. Attending the Scheme Meeting in person is not required.

3.

The Scheme Meeting will be held at the offices of Arthur Cox LLP at Ten Earlsfort Terrace, Dublin 2, D02 T380, Ireland on    , 2025 commencing at    Irish local time. If you are a Scheme Shareholder of record and you wish to attend the Scheme Meeting in person, you are recommended to arrive at least 15 minutes before the time appointed for the holding of the Scheme Meeting to allow time for registration. You will be entitled to be admitted to the meeting as a Scheme Shareholder of record only if your shareholder status may be verified by checking your name against the register of members of Mural.

Appointment of proxies

4.

A Scheme Shareholder of record who is entitled to attend, speak and vote at the Scheme Meeting is entitled to appoint a proxy (or more than one proxy as alternates) using the form of proxy card set out in Section 184 of the Companies Act or the form of proxy card accompanying this Notice, to attend, speak and vote instead of the shareholder (please see notes 5 to 7 below). Beneficial owners of Scheme Shares who are not shareholders of record of such shares (for example those who hold their interests in Scheme Shares in “street name” through a bank, broker or other nominee) should see notes 8 to 10 below and consult with their bank, broker or other nominee at the earliest opportunity for further information on the processes and timelines for submitting proxy appointments and voting instructions for the Scheme Meeting.

5.

To be valid, a proxy card and any power of attorney or other authority under which it is executed (or a duly certified copy of any such power or authority) must be delivered to Mural’s Company Secretary, Ten Earlsfort Terrace, Dublin 2, D02 T380, Ireland (if delivered by hand or by mail in accordance with the instructions on the voter instruction form or proxy card, during normal business hours) as soon as possible but, in any event, so as to be received no later than 11:59 p.m. Irish local time on    , 2025. Scheme Shareholders may also submit a proxy or proxies via the Internet by accessing the website www.proxyvote.com or vote by telephone by calling    anytime up to 11:59 p.m. Irish local time on    , 2025. All proxies submitted by Internet or by telephone will be forwarded to Mural’s registered address electronically. If a proxy card for the Scheme Meeting is not lodged by the relevant time, it may also be handed to the Chair before the start of the Scheme Meeting.

6.

In the case of joint holders, the vote of the senior holder who tenders a vote (whether in person or by proxy) will be accepted to the exclusion of the vote(s) of the other joint holder(s) and, for this purpose, seniority will be determined by the order in which the names stand in the register of members of Mural in respect of a joint holding.

7.

Any Scheme Shareholder of record which is a corporation, limited liability company or partnership and wishes to attend, speak and vote at the Scheme Meeting must appoint a proxy or a corporate representative who may exercise on its behalf all of its powers. A shareholder that is a corporation, limited liability company or partnership, may execute a proxy card either under its common seal or under the hand of an officer or attorney, duly authorized.

Further information for participants holding interests in “street name”

8.

Beneficial owners of Scheme Shares who are not the shareholders of record of such shares (for example, if such shares are held in “street name” through a bank, broker or other nominee), are advised to consult with their bank, broker or other nominee at the earliest opportunity for further information on the processes and timelines for submitting proxy appointments or voting instructions for the Scheme Meeting.

9.

If your shares are held in “street name” in an account through a bank, broker or other nominee, you must instruct the bank, broker or other nominee how to vote your shares by following the instructions the bank, broker or other nominee provides you along with this proxy statement. Your bank, broker or other nominee, as applicable, may have an earlier deadline by which you must provide instructions to it as to how to vote your shares, so you should read carefully the materials provided to you by your bank, broker or other nominee.

10.

Beneficial owners of Scheme Shares who are not the shareholder of record of such shares (for example, if such shares are held in “street name” through a bank, broker or other nominee) at the Voting Record Time are invited to attend the Scheme Meeting but may not vote their shares in person at the meeting unless they obtain a legal proxy from their bank, broker or other nominee. To request a legal proxy, please contact your bank, broker or other nominee holder of record. In order to be entitled to be admitted to the Scheme Meeting, holders of interests in Scheme Shares held in “street name” will need a form of photo identification and valid proof of ownership of their Scheme Shares. A recent brokerage statement or letter from a bank or broker are examples of proof of ownership.

Deadlines for receipt by Mural of proxy voting instructions

11.

All proxy appointments and voting instructions (whether submitted directly or through a bank, broker or other nominee) must be received by Mural’s Company Secretary, Ten Earlsfort Terrace, Dublin 2, D02 T380, Ireland no later than 11:59 p.m. Irish local time on    , 2025. However, persons holding Scheme Shares through a bank, broker or other nominee will also need to comply with any additional voting deadlines imposed by such bank, broker or other nominee. All persons affected are recommended to consult with their bank, broker or other nominee at the earliest opportunity.

12.

If a proxy card is properly executed and returned, it will be voted in the manner directed by the shareholder executing it, by the Chair of the Scheme Meeting or by any other person duly appointed as proxy by the shareholder. If you sign and return your proxy cards appointing the Chair as your proxy but do not mark your cards to tell the proxy how to vote on a voting item, your shares will be voted in respect of such voting item at the discretion of the Chair.

13.

The Mural Board has designated Caroline Loew, Chief Executive Officer and Director of Mural or, failing her, any other director of Mural as the Mural Board may determine, to act as Chair of the Scheme Meeting.

Voting rights

14.

The resolution at the Scheme Meeting shall be decided on a poll. Every Scheme Shareholder as of the Voting Record Time will have one vote for every Scheme Share carrying voting rights of which he, she or it is the holder. A Scheme Shareholder as of the Voting Record Time (whether present in person or by proxy) who is entitled to more than one vote need not use all his, her or its votes or cast all his, her or its votes in the same way.

15.

In order for the resolution to approve the Scheme at the Scheme Meeting to pass, it requires the approval at the Scheme Meeting by a majority in number of the Scheme Shareholders as of the Voting Record Time present and voting in person or by proxy, representing at least seventy-five percent (75%) in value of the Scheme Shares voted at such meeting, either in person or by proxy.

16.

In order for the resolution to adjourn the Scheme Meeting (or any adjournment of such meeting) at the Scheme Meeting to pass, it requires the approval at the Scheme Meeting of at least a simple majority (being more than 50%) of the votes cast by the Scheme Shareholders as of the Voting Record Time present and voting in person or by proxy.

17.

Because the vote required to approve the proposal at the Scheme Meeting is based on votes properly cast at the meeting, and because abstentions and broker non-votes are not considered votes properly cast, abstentions and broker non-votes, along with failures to vote, will have no effect on such proposal.

YOUR VOTE IS IMPORTANT

IT IS IMPORTANT THAT AS MANY VOTES AS POSSIBLE ARE CAST AT THE SCHEME MEETING (WHETHER IN PERSON OR BY PROXY) SO THAT THE IRISH HIGH COURT CAN BE SATISFIED THAT THERE IS A FAIR AND REASONABLE REPRESENTATION OF MURAL SHAREHOLDER OPINION. TO ENSURE YOUR REPRESENTATION AT THE SCHEME MEETING,

YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED FORM OF PROXY (OR A FORM OF PROXY IN SUCH OTHER FORM AS MAY BE PERMITTED BY IRISH COMPANY LAW) AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE POSTAGE PREPAID ENVELOPE ENCLOSED FOR THAT PURPOSE OR TO PROVIDE A PROXY AND VOTE BY INTERNET OR TELEPHONE IN THE MANNER PROVIDED ABOVE. IF YOU ATTEND THE SCHEME MEETING AS A SHAREHOLDER OF RECORD, YOU MAY VOTE IN PERSON EVEN IF YOU HAVE RETURNED A COMPLETED FORM OF PROXY.

MURAL ONCOLOGY PLC

Ten Earlsfort Terrace

Dublin 2

D02 T380

Ireland

NOTICE OF EXTRAORDINARY GENERAL MEETING

OF

MURAL ONCOLOGY PLC

NOTICE IS HEREBY GIVEN that an EXTRAORDINARY GENERAL MEETING (“EGM”) of Mural Oncology plc (“Mural”) will be held at the offices of Arthur Cox LLP at Ten Earlsfort Terrace, Dublin 2, D02 T380, Ireland on    , 2025, commencing at     Irish local time or, if later, as soon thereafter as the Scheme Meeting (as defined in the proxy statement of which this Notice forms part) shall have been concluded or adjourned, for the purpose of considering and, if thought fit, passing the following resolutions of which resolutions 1 and 3 will be proposed as ordinary resolutions and resolution 2 will be proposed as a special resolution.

These resolutions may be voted on in such order as is determined by the Chair of the EGM:

1. Ordinary Resolution: Approval of the Scheme of Arrangement

“That, subject to the approval by the requisite majority at the Scheme Meeting, the scheme of arrangement that is included in the document of which this Notice forms part (the “Scheme”) (a copy of which has been produced to the meeting and, for the purposes of identification, signed by the Chair thereof) in its original form or with or subject to any modification(s), addition(s) or condition(s) approved or imposed by the Irish High Court be approved and the directors of Mural be authorized to take all such action as they consider necessary or appropriate for carrying the Scheme into effect.”

2. Special Resolution: Amendment of Articles of Association

“That, subject to the Scheme becoming effective, the Articles of Association of Mural be amended by adding the following new Article 192:

“192. Scheme of Arrangement

192.1

In these Articles, the “Scheme” means the scheme of arrangement dated    , 2025 between the Company and the holders of the scheme shares (which comprise the ordinary shares of the Company that are transferred under the Scheme) (the “Scheme Shares”) under Chapter 1 of Part 9 of the Companies Act in its original form or with or subject to any modification(s), addition(s) or condition(s) approved or imposed by the Court. Unless otherwise defined, expressions defined in the Scheme shall have the same meanings in this Article 192.

192.2

Notwithstanding any other provision of these Articles or the terms of any resolution, whether ordinary or special, passed by the Company in any general meeting, if the Company allots and issues any ordinary shares (other than to XRA 5 Corp. (“Sub”) and/or its nominee(s)) on or after    , 2025 (the “Voting Record Time”) and prior to the Scheme Record Time, such shares shall be allotted and issued subject to the terms of the Scheme and the holder or holders of those shares shall be bound by the Scheme accordingly.

192.3

Notwithstanding any other provision of these Articles, if any new ordinary shares of the Company are allotted or issued to any person (other than to Sub and/or its nominee(s)) (a “new member”) on or after the Scheme Record Time, the new member shall, provided that the Scheme has become effective, have such shares transferred immediately, free of all encumbrances, to Sub and/or its nominee(s) in consideration of and conditional on the payment by Sub to the new member of the amount of cash to which the new member would have been entitled under the terms of the Scheme had such ordinary shares transferred to Sub hereunder been Scheme Shares at the Scheme Record Time, such new ordinary shares of the Company to rank pari passu in all respects with all other ordinary shares of the Company for the time being in issue and ranking for any dividends or distributions made, paid or declared thereon following the date on which the transfer of such new ordinary shares of the Company is executed.

192.4

In order to give effect to any such transfer required by this Article 192, the Company may appoint any person to act, and who shall be authorised, as attorney and/or agent for and in the name of, any new member, without the need for any further action being required to give effect thereto, to execute and deliver a form of transfer on behalf of, or as attorney for and in the name of, the new member in favour of Sub and/or its nominee(s). Subject to the Scheme becoming effective, pending the registration of Sub as a holder of any share to be transferred under this Article 192, the new member shall not be entitled to exercise any rights attaching to any such shares unless so agreed by Sub and Sub shall be irrevocably empowered to appoint a person nominated by Sub to act as attorney or agent on behalf of any holder of that share in accordance with any directions Sub may give in relation to any dealings with or disposal of that share (or any interest in it), the exercise of any rights attached to it or receipt of any distribution or other benefit accruing or payable in respect of it and any holder(s) of that share must exercise all rights attaching to it in accordance with the directions of Sub.

192.5

In the absence of bad faith or wilful default, none of Sub, XOMA Royalty Corporation, the Company, any person or nominee appointed by Sub, XOMA Royalty Corporation, the Company or their respective agents shall have any liability for any loss or damage arising as a result of sale or transfer (including as a result of the timing or terms of such sale or transfer) or any instrument of transfer executed and/or delivered or any other thing done for or on behalf of any new member or otherwise pursuant to this Article 192.””

3. Ordinary Resolution: Adjournment of the EGM

“That, any motion by the Chair to adjourn the EGM, or any adjournments thereof, to another time and place if necessary or appropriate to solicit additional proxies if there are insufficient votes at the time of the EGM to approve resolutions 1 and/or 2, be approved.”

By order of the Board

Maiken Keson-Brookes

Company Secretary

Mural Oncology plc

Ten Earlsfort Terrace

Dublin 2

D02 T380

Ireland

Dated:    , 2025

Statement of Procedures

Availability of documents and information in connection with the EGM

1.	Information regarding the EGM, including the full, unabridged text of the documents and resolutions to be submitted to the EGM will be available at www.proxyvote.com.

Entitlement to attend and vote

2.

Only those Mural Shareholders registered in the register of members of Mural at 10:00 p.m. (Irish local time) on    , 2025 (the “Voting Record Time”) are entitled to receive notice of, attend, speak and vote at the EGM, or if relevant, any adjournment thereof. Changes in the register after that time and date will be disregarded in determining the right of any person to attend and/or vote at the meeting or any adjournment thereof. Attending the EGM in person is not required.

3.

The EGM will be held at the offices of Arthur Cox LLP at Ten Earlsfort Terrace, Dublin 2, D02 T380, Ireland on    , 2025, commencing at     Irish local time or, if later, as soon thereafter as the Scheme Meeting shall have been concluded or adjourned. You are recommended to arrive at least 15 minutes before the time appointed for the holding of the EGM to allow time for registration. You will be entitled to be admitted to the meeting as a Mural Shareholder of record only if your shareholder status may be verified by checking your name against the register of members of Mural.

Appointment of proxies

4.

A Mural Shareholder of record who is entitled to attend, speak and vote at the EGM is entitled to appoint a proxy (or more than one proxy) using the form of proxy card set out in Section 184 of the Companies Act or the form of proxy accompanying this Notice, to attend, speak, and vote instead of the shareholder (please see notes 5 to 7 below). Beneficial owners of Mural Shares who are not shareholders of record of such shares (for example those who hold their interests in Mural Shares in “street name” by a bank, broker or other nominee) should see notes 8 to 10 below and consult with their bank, broker or other nominee at the earliest opportunity for further information on the processes and timelines for submitting proxy appointments and voting instructions for the EGM.

5.

To be valid, a proxy card and any power of attorney or other authority under which it is executed (or a duly certified copy of any such power or authority) must be delivered to Mural’s Company Secretary, Ten Earlsfort Terrace, Dublin 2, D02 T380, Ireland (if delivered by hand or by mail in accordance with the instructions on the voter instruction form or proxy card, during normal business hours) as soon as possible but, in any event, so as to be received no later than 11:59 p.m. Irish local time on    , 2025. Mural Shareholders may also submit a proxy or proxies via the Internet by accessing the website www.proxyvote.com or vote by telephone by calling     anytime up to 11:59 p.m. Irish local time on    , 2025. All proxies submitted by Internet or by telephone will be forwarded to Mural’s registered address electronically. If a proxy card for the EGM is not lodged by the relevant time, it may also be handed to the Chair before the start of the EGM.

6.

In the case of joint holders, the vote of the senior holder who tenders a vote (whether in person or by proxy), will be accepted to the exclusion of the vote(s) of the other joint holder(s) and, for this purpose, seniority will be determined by the order in which the names stand in the register of members of Mural in respect of a joint holding.

7.

Any shareholder which is a corporation, limited liability company or partnership and wishes to attend, speak and vote at the EGM must appoint a proxy or a corporate representative who may exercise on its behalf all of its powers. A shareholder that is a corporation, limited liability company or partnership, may execute a proxy card either under its common seal or under the hand of an officer or attorney, duly authorized.

Further information for participants holding interests in “street name”

8.

Beneficial owners of Mural Shares who are not the shareholder of record of such shares (for example, if such shares are held in “street name” through a bank, broker or other nominee) are advised to consult with their bank, broker or other nominee at the earliest opportunity for further information on the processes and timelines for submitting proxy appointments or voting instructions for the EGM.

9.

If your Mural Shares are held in “street name” in an account through a bank, broker or other nominee, you must instruct the bank, broker or other nominee how to vote your shares by following the instructions the bank, broker or other nominee provides you along with this proxy statement. Your bank, broker or other nominee, as applicable, may have an earlier deadline by which you must provide instructions to it as to how to vote your shares, so you should read carefully the materials provided to you by your bank, broker or other nominee.

10.

Beneficial owners of Mural Shares who are not the shareholder of record of such shares (for example, if such shares are held in “street name” through a bank, broker or other nominee) at the Voting Record Time are invited to attend the EGM but may not vote their shares in person at the meeting unless they obtain a legal proxy from their bank, broker or other nominee. To request a legal proxy, please contact your bank, broker or other nominee holder of record. In order to be entitled to be admitted to the EGM, holders of interests in Mural Shares held in “street name” will need a form of photo identification and valid proof of ownership of their Mural Shares. A recent brokerage statement or letter from a bank or broker are examples of proof of ownership.

Deadlines for receipt by Mural of proxy voting instructions

11.

All proxy appointments and voting instructions (whether submitted directly or through a bank, broker or other nominee) must be received by Mural’s Company Secretary, Ten Earlsfort Terrace, Dublin 2, D02 T380, Ireland no later than 11:59 p.m. Irish local time on    , 2025. However, persons holding through a bank, broker or other nominee will also need to comply with any additional voting deadlines imposed by such bank, broker or other nominee. All persons affected are recommended to consult with their bank, broker or other nominee at the earliest opportunity.

12.

If a proxy card is properly executed and returned, it will be voted in the manner directed by the shareholder executing it, by the Chair of the EGM or any other person duly appointed as proxy by the shareholder.

Voting rights and the total number of issued shares

13.

The resolutions at the EGM shall be decided on a poll. Every Mural Shareholder as of the Voting Record Time will have one vote for each Mural Share carrying voting rights of which he, she or it is the holder. A Mural Shareholder as of the Voting Record Time (whether present in person or by proxy) who is entitled to more than one vote need not use all his, her or its votes or cast all his, her or its votes in the same way.

14.

At the EGM, the requisite approval of each of the resolutions depends on whether it is (a) an “ordinary resolution,” which requires the approval of at least a simple majority (being more than 50%) of the votes cast by the Mural Shareholders as of the Voting Record Time present and voting in person or by proxy, or (b) a “special resolution,” which requires the approval of at least seventy-five percent (75%) of the votes cast by the Mural Shareholders as of the Voting Record Time present and voting in person or by proxy.

15.

The quorum for the EGM shall be two or more Mural Shareholders present in person or by proxy holding at least a majority of Mural’s ordinary shares issued and outstanding and entitled to vote at the EGM.

16.

Because the vote required to approve each proposal at the EGM is based on votes properly cast at the meeting, and because abstentions and broker non-votes are not considered votes properly cast, abstentions and broker non-votes, along with failures to vote, will have no effect on any such proposal.

YOUR VOTE IS IMPORTANT

IT IS IMPORTANT THAT AS MANY VOTES AS POSSIBLE ARE CAST AT THE EGM (WHETHER IN PERSON OR BY PROXY). TO ENSURE YOUR REPRESENTATION AT THE EGM, YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED FORM OF PROXY (OR A FORM OF PROXY IN SUCH OTHER FORM AS MAY BE PERMITTED BY IRISH COMPANY LAW) AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE POSTAGE PREPAID ENVELOPE ENCLOSED FOR THAT PURPOSE OR TO PROVIDE A PROXY AND VOTE BY INTERNET OR TELEPHONE IN THE MANNER PROVIDED ABOVE. IF YOU ATTEND THE EGM AS A SHAREHOLDER OF RECORD, YOU MAY VOTE IN PERSON EVEN IF YOU HAVE RETURNED A COMPLETED FORM OF PROXY.

SUMMARY

This summary highlights selected information contained in this proxy statement and may not contain all of the information that may be important to you. Accordingly, you should read carefully this entire proxy statement, including the annexes and the documents referred to or incorporated by reference into this proxy statement. The page references have been included in this summary to direct you to a more complete description of the topics presented below. See also the section of this proxy statement entitled “Where You Can Find More Information.” Unless otherwise specified, all references in this proxy statement to “Mural” refer to Mural Oncology plc, a public limited company incorporated in Ireland; all references in this proxy statement to “Bidder” refer to XOMA Royalty Corporation, a Nevada corporation; all references in this proxy statement to “Sub” refer to XRA 5 Corp., a Delaware corporation and a wholly-owned subsidiary of Bidder; all references to the “Transaction Agreement” refer to the Transaction Agreement, dated as of August 20, 2025, by and among Mural, Bidder and Sub, a copy of which is included as Annex A to this proxy statement and all references to the “Conditions” or “conditions” refer to the conditions to the Acquisition and the Scheme (each as defined herein) as set out in Appendix I to the Rule 2.7 Announcement (as defined herein), a copy of which is included as Annex B to this proxy statement. Unless otherwise indicated, all references to “dollars” or “$” in this proxy statement are references to U.S. dollars.

The Acquisition (Page 10)

On August 20, 2025, Mural entered into the Transaction Agreement by and among Mural, Bidder and Sub, which is attached as Annex A to this proxy statement and incorporated by reference herein (the “Transaction Agreement”). Under the terms of the Transaction Agreement, Sub has agreed to acquire the entire issued and to be issued share capital of Mural (the “Acquisition”) pursuant to an Irish High Court (the “Irish High Court”) sanctioned scheme of arrangement (the “Scheme” or the “Scheme of Arrangement”) under Chapter 1 of Part 9 of the Companies Act 2014 of Ireland (the “Companies Act”), or under certain circumstances, subject to the terms of the Transaction Agreement, a Takeover Offer (as defined below). For more information about the Acquisition, see the section of this proxy statement entitled “The Scheme of Arrangement.”

Parties to the Acquisition (Page 37)

Bidder and Sub

XOMA Royalty Corporation (“Bidder”), a Nevada corporation, is a biotechnology royalty aggregator playing a distinctive role in helping biotech companies achieve their goal of improving human health. Bidder acquires the potential future economics associated with pre-commercial and commercial therapeutic candidates that have been licensed to pharmaceutical or biotechnology companies. When Bidder acquires the future economics, the seller receives non-dilutive, non-recourse funding they can use to advance their internal drug candidate(s) or for general corporate purposes. Bidder has an extensive and growing portfolio of assets (asset defined as the right to receive potential future economics associated with the advancement of an underlying therapeutic candidate).

XRA 5 Corp. (“Sub”) is a Delaware corporation established for the sole purpose of implementing the Acquisition. As of the date of this proxy statement, the entire issued and outstanding shares of capital stock of Sub are directly owned by Bidder.

Bidder’s and Sub’s principal executive offices are located at 2200 Powell Street, Suite 310, Emeryville, California, 94608, USA, its telephone number is +1 (510) 204-7200 and Bidder’s website is https://xoma.com/. Information on Bidder’s website is not incorporated by reference into or otherwise part of this proxy statement. For more information about Bidder, see the section of this proxy statement entitled “Parties to the Acquisition—Bidder.”

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Mural

Mural Oncology plc is a biotechnology company focused on using its protein engineering platform to develop cytokine-based immunotherapies for the treatment of cancer with the goal of delivering meaningful and clinical benefits to people living with cancer.

On March 25, 2025, Mural announced that, based on the interim analysis of results, its Phase 3 ARTISTRY-7 trial of nemvaleukin alfa (“nemvaleukin”) in combination with pembrolizumab did not achieve its primary endpoint of a statistically significant improvement in overall survival versus investigator’s choice chemotherapy. Mural also announced that the ARTISTRY-7 trial would not continue to final analysis and Mural would cease development of nemvaleukin for platinum resistant ovarian cancer. On April 15, 2025, Mural announced that following review of data from its Phase 2 ARTISTRY-6 trial of nemvaleukin in mucosal and cutaneous melanoma and the previously announced results from the ARTISTRY-7 trial, Mural was discontinuing all clinical development of nemvaleukin and planned to immediately commence an exploration of strategic alternatives focused on maximizing shareholder value.

Mural is a public company registered in Ireland whose ordinary shares are listed on the Nasdaq Global Market under the ticker “MURA.”

Mural’s principal executive offices are located at Ten Earlsfort Terrace, Dublin 2, D02 T380, Ireland, its telephone number is + 353-1-920-1000 and its website is http://www.muraloncology.com. Information on Mural’s website is not incorporated by reference into or otherwise part of this proxy statement. For more information about Mural, see the section of this proxy statement entitled “Parties to the Acquisition—Mural.”

Structure of the Acquisition (Page 10)

It is intended that, subject to satisfaction of the Conditions, the Acquisition will be implemented by means of an Irish High Court-sanctioned scheme of arrangement between Mural and each holder of its ordinary shares (the “Mural Shares” and such holders the “Mural Shareholders”) under Chapter 1 of Part 9 of the Companies Act, pursuant to which Sub will acquire the entire issued and to be issued share capital of Mural and Sub will pay the Scheme Consideration (as defined below) to the relevant Mural Shareholders.

To become effective, the Scheme requires, among other things, the approval of: (i) the Scheme Meeting Resolution (as defined below) by a majority in number of Mural Shareholders as of the Voting Record Time present and voting either in person or by proxy at the Scheme Meeting (or at any adjournment or postponement of such meeting) representing, at the Voting Record Time, at least seventy-five percent (75%) in value of the Mural Shares voted at such meeting, either in person or by proxy; and (ii) the Required EGM Resolutions (as defined below) being duly passed by the requisite majorities of Mural Shareholders at the EGM (or any adjournment or postponement thereof).

Scheme Consideration to Mural Shareholders (Page 10)

Under the terms of the Acquisition and subject to certain conditions, at the closing of the Acquisition (the “Completion”), each Mural Shareholder (i) will receive a base cash price of $2.035 per share (the “Base Price Per Share”) and (ii) may receive an additional cash amount per share of up to $0.205 (the “Additional Price Per Share,” and together with the Base Price Per Share, the “Scheme Consideration”) which would be calculated on the basis of the amount by which Mural’s actual closing net cash (as defined and calculated in accordance with the Transaction Agreement, the “Closing Net Cash”) on the Closing Net Cash Calculation Date (as defined in the Transaction Agreement) exceeds its Estimated Closing Net Cash (the “Excess Cash”).

The Base Price Per Share has been calculated on the basis of Mural having approximately $36.2 million in Closing Net Cash on the Closing Net Cash Date (the “Estimated Closing Net Cash”), and will be payable to

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Mural Shareholders on the Completion of the Acquisition regardless of the actual amount of the Closing Net Cash. The Additional Price Per Share is intended to return any Excess Cash to Mural Shareholders. As a result, the Additional Price Per Share will only be payable to Mural Shareholders on the Completion of the Acquisition if the Closing Net Cash on the Closing Net Cash Calculation Date exceeds the Estimated Closing Net Cash. There is no certainty that the Closing Net Cash on the Net Cash Calculation Date will exceed the Estimated Closing Net Cash and, if the Closing Net Cash on the Net Cash Calculation Date does not exceed the Estimated Closing Net Cash, the amount of the Additional Price Per Share will be zero and each Mural Shareholder will receive only the Base Price Per Share. It is expected that confirmation of the Additional Price Per Share will be communicated to Mural Shareholders by separate announcement prior to the date of the hearing by the Irish High Court of the application to sanction the Scheme.

The Additional Price Per Share is subject to a cap of a maximum amount of $0.205 per share and cannot be a negative amount. The minimum Scheme Consideration payable to the Mural Shareholders following the Completion is $2.035 per share and the maximum Scheme Consideration payable to the Mural Shareholders following the Completion is $2.24 per share.

The Acquisition, excluding any amount that may be payable in respect of the Additional Price Per Share, values the entire issued and to be issued share capital of Mural at approximately $36.2 million.

Excluding any Additional Price Per Share which may be payable as described above, the Acquisition represents a:

•	premium of approximately 13.1% to Mural’s closing share price of $1.80 on August 19, 2025; and

•

premium of approximately 97.6% to Mural’s undisturbed closing share price of $1.03 on April 14, 2025 (being the last business day prior to the announcement of the commencement of the strategic review by the Board of Directors of Mural (the “Mural Board”) on April 15, 2025).

Treatment of Mural Equity Awards (Page 10)

Each option to purchase Mural Shares (each a “Mural Option”) that is outstanding as of immediately prior to the Completion (whether or not vested) shall, as of the Completion, be automatically cancelled and converted into the right to receive an amount equal to the Scheme Consideration for each Mural Share underlying the Mural Option minus the exercise price per Mural Share for such option. Any Mural Options that have an exercise price per Mural Share that is equal to or greater than the Scheme Consideration shall be cancelled and shall cease to be outstanding as of the Completion, and no Scheme Consideration shall be delivered in exchange for such options. Each Mural restricted stock unit (each, a “Mural RSU”) that is outstanding as of immediately prior to the Completion (whether or not vested) shall, as of the Completion, be automatically cancelled and converted into the right to receive an amount equal to the Scheme Consideration.

Recommendation of the Mural Board and Mural’s Reasons for the Acquisition (Page 17)

The Mural Board, which has been so advised by Lucid Capital Markets, LLC (“Lucid”), as financial advisor and Rule 3 advisor to Mural, as to the financial terms of the Acquisition, has approved the Transaction Agreement and determined that the Transaction Agreement and the transactions contemplated by the Transaction Agreement, including the Scheme, are fair to and in the best interests of Mural and the Mural Shareholders and that the terms of the Scheme are fair and reasonable.

The Mural Board unanimously recommends that Mural Shareholders vote:

•	“FOR” the proposal to approve the Scheme of Arrangement at the Scheme Meeting (the “Scheme Meeting Resolution”);

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•

“FOR” the proposal at the Scheme Meeting to approve any motion by the Chair to adjourn the Scheme Meeting, or any adjournments thereof, to another time and place if necessary or appropriate to solicit additional proxies if there are insufficient votes at the time of the Scheme Meeting to approve the Scheme (the “Scheme Meeting Adjournment Resolution”);

•

“FOR” the proposal at the EGM to approve the Scheme of Arrangement and authorize the directors of Mural to take all such actions as they consider necessary or appropriate for carrying the Scheme of Arrangement into effect (the “Scheme Approval Resolution”);

•

“FOR” the proposal at the EGM to amend the Articles of Association of Mural so that any Mural Shares that are issued on or after 10:00 p.m. (Irish local time) on    , 2025 to persons other than Sub or its nominees will either be subject to the terms of the Scheme or will be immediately and automatically acquired by Sub and/or its nominee(s) for the Scheme Consideration (the “Articles of Association Amendment Resolution”); and

•

“FOR” the proposal at the EGM to approve any motion by the Chair to adjourn the extraordinary general meeting of shareholders, or any adjournments thereof, to solicit additional proxies in favor of the approval of the resolutions if there are insufficient votes at the time of the EGM to approve the Scheme Approval Resolution and/or the Articles of Association Amendment Resolution (the “EGM Adjournment Resolution”).

The Scheme is conditioned on the approval of the Scheme Meeting Resolution at the Scheme Meeting, and the approval of each of the Scheme Approval Resolution and the Articles of Association Amendment Resolution at the EGM (the “Required EGM Resolutions”). The Scheme is not conditioned on the approval of the Scheme Meeting Adjournment Resolution or the EGM Adjournment Resolution.

The Mural Board considered many factors in making its determination that the Transaction Agreement and the transactions contemplated thereby, including the Scheme, are advisable for, fair to and in the best interests of Mural and Mural Shareholders, and that the terms of the Scheme are fair and reasonable. For a more complete discussion of these factors, see the section of this proxy statement entitled “The Acquisition—Recommendation of the Mural Board and Mural’s Reasons for the Acquisition.”

In considering the recommendation of the Mural Board, you should be aware that certain directors and executive officers of Mural may have interests in the Acquisition that are in addition to, or different from, any interests they might have as shareholders. See the section of this proxy statement entitled “The Acquisition—Interests of Certain Persons in the Acquisition.”

Opinion of Lucid Capital Markets, LLC (Page 22)

Mural retained Lucid to act as its financial advisor and as its independent advisor for the purpose of Rule 3 of the Irish Takeover Rules in connection with a potential sale of Mural. Mural selected Lucid to act as its financial and independent advisor based on Lucid’s qualifications, expertise and reputation and its knowledge of and involvement in recent transactions in Mural’s industry. At a meeting of the Mural Board on August 19, 2025, Lucid rendered its oral opinion, subsequently confirmed in writing by delivery of a written opinion, dated August 19, 2025, to the Mural Board, that, as of that date, and based upon and subject to the assumptions made, procedures followed, matters considered and qualifications and limitations on the scope of the review undertaken by Lucid as set forth in Lucid’s written opinion, the consideration to be received by the Mural Shareholders (other than shares owned by Bidder, Sub or any subsidiaries of Bidder) was fair, from a financial point of view, to such Mural Shareholders, as set forth in such opinion and as more fully described in the section of this proxy statement entitled “The Acquisition—Opinion of Lucid Capital Markets, LLC.” Lucid also delivered a written opinion to the Mural Board in its capacity as independent advisor under Rule 3 of the Irish Takeover Rules stating that, as of that date, and based upon and subject to the assumptions made, procedures followed, matters

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considered and qualifications and limitations on the scope of the review undertaken by Lucid, the financial terms of the Acquisition are fair and reasonable as far as Mural Shareholders are concerned.

The full text of the written opinions of Lucid delivered to the Mural Board, each dated as of August 19, 2025, which set forth, among other things, the assumptions made, procedures followed, matters considered and qualifications and limitations on the scope of the review undertaken by Lucid in rendering its opinions, is attached to this proxy statement as Annex C and incorporated by reference into this proxy statement in its entirety. The summary of the opinions of Lucid in this proxy statement is qualified in its entirety by reference to the full text of the opinions. Mural Shareholders are urged to, and should, read Lucid’s opinions carefully and in their entirety. Lucid’s opinions were directed solely to the Mural Board and addressed only the fairness, from a financial point of view, of the consideration to be received by Mural Shareholders. Lucid did not express any view on, and the opinion did not address, any other term or aspect of the Transaction Agreement or the Acquisition. Lucid’s opinions did not address the relative merits of the Acquisition as compared to business or financial strategies that might otherwise be available to Mural, or the underlying business decision of Mural to enter into the Transaction Agreement or proceed with any other transaction contemplated by the Transaction Agreement. Lucid’s opinions do not constitute an opinion or recommendation as to how the Mural Shareholders should vote at the special meetings to be held in connection with the Acquisition.

Interests of Certain Persons in the Acquisition (Page 26)

In considering the recommendation of the Mural Board with respect to the Transaction Agreement, you should be aware that certain of Mural’s directors and executive officers may have interests in the Acquisition that are in addition to, or different from, any interests of Mural Shareholders generally. Interests of Mural’s directors and executive officers that may be in addition to, or different from, any interests of Mural Shareholders include:

•

each Mural equity award held by an executive officer or director shall receive the treatment described in the section of this proxy statement entitled “The Acquisition—Interests of Certain Persons in the Acquisition—Treatment of Equity Awards”;

•

each Mural executive officer is party to an employment agreement with Mural or a related corporation that provides for severance benefits upon a qualifying termination of employment, including enhanced severance benefits if a qualifying termination of employment of the executive officer occurs within twenty-four (24) months, in the case of Dr. Loew, or twelve (12) months, in the case of Mr. Cutler, Dr. Goodman and Ms. Keson-Brookes, following a “change in control” (which includes the Acquisition) as described in the section of this proxy statement entitled “The Acquisition—Interests of Certain Persons in the Acquisition—Severance Entitlements”;

•

a Mural executive officer received a cash retention bonus award in connection with the Acquisition as described in the section of this proxy statement entitled “The Acquisition—Interests of Certain Persons in the Acquisition—Retention Bonuses”; and

•

Mural directors and executive officers are entitled to continued certain indemnification and liability insurance coverage under the Transaction Agreement as described in the section of this proxy statement entitled “The Transaction Agreement—Directors’ and Officers’ Indemnification and Insurance.”

These interests are discussed in more detail in the section of this proxy statement entitled “The Acquisition—Interests of Certain Persons in the Acquisition.” The Mural Board was aware of the additional or different interests set forth herein and considered such interests along with other matters in approving the Transaction Agreement and the Acquisition.

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Material Tax Consequences of the Proposed Acquisition (Page 32)

For Irish tax purposes, Mural Shareholders that are neither resident nor ordinarily resident in Ireland for Irish tax purposes should not be liable for Irish capital gains tax, referred to as “Irish CGT,” on the disposal of their Mural Shares pursuant to the Scheme unless such shares were used in or for the purposes of a trade carried on by the Mural Shareholder in Ireland through a branch or agency, or were used or held or acquired for use by or for the purposes of the branch or agency. See the sections of this proxy statement entitled “Material Tax Consequences of the Proposed Acquisition—Irish Tax Considerations” and “Part 2—Explanatory Statement—Taxation.”

For U.S. federal income tax purposes, the receipt of cash for Mural Shares pursuant to the Scheme will be a taxable transaction, and a U.S. holder (as defined in the section of this proxy statement entitled “Material Tax Consequences of the Proposed Acquisition—Material U.S. Federal Income Tax Considerations”) will generally recognize gain or loss equal to the difference, if any, between (i) the amount of cash received in the Scheme and (ii) the U.S. holder’s adjusted tax basis in the Mural Shares surrendered in exchange therefor, subject to the discussion below under “Material Tax Consequences of the Proposed Acquisition—Material U.S. Federal Income Tax Considerations—Passive Foreign Investment Company Considerations”.

Mural Shareholders should read the section of this proxy statement entitled “Material Tax Consequences of the Proposed Acquisition” for a more detailed discussion of certain Irish and U.S. federal income tax consequences of the Scheme. Tax matters can be complicated and the tax consequences to a particular holder will depend on such holder’s particular facts and circumstances. Mural Shareholders should consult their own tax advisors to determine the specific consequences to them of receiving cash pursuant to the Scheme.

No Dissenters’ Rights (Page 31)

Under Irish law, Mural Shareholders do not have appraisal or dissenters’ rights with respect to the Acquisition or any of the other transactions described in this proxy statement.

Regulatory Approvals Required (Page 30)

Antitrust Matters

The Acquisition is subject to the condition that all required clearances of any governmental entity under the Antitrust Laws (as defined below) of each Specified Jurisdiction (as defined below), if any, shall have been obtained and remain in full force and effect and all applicable waiting periods shall have expired, lapsed or been terminated (as appropriate), in each case in connection with the Acquisition.

Irish High Court Approval

The Scheme of Arrangement requires the approval of the Irish High Court, which involves an application by Mural to the Irish High Court to sanction the Scheme.

Conditions to the Completion of the Acquisition (Page 46)

The Scheme and the Completion of the Acquisition are conditioned on the satisfaction (or waiver, if applicable), of among other things:

•

the Scheme becoming effective and unconditional by not later than May 20, 2026 (or such earlier date as may be specified by the Irish Takeover Panel, or such later date as Mural and Bidder may, with the consent of the Irish Takeover Panel (if required), agree and (if required) the Irish High Court may allow) (such date, the “End Date”).

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•

the approval of the Scheme Meeting Resolution by a majority in number of Mural Shareholders representing at least seventy-five percent (75%) in value of the Mural Shares, at the Voting Record Time, held by such holders, present and voting either in person or by proxy, at the Scheme Meeting (or at any adjournment of such meeting);

•	each of the Required EGM Resolutions being duly passed by the requisite majority of Mural Shareholders at the EGM (or any adjournment of such meeting) held no later than the End Date;

•

the sanction by the Irish High Court (with or without material modification, but subject to any such modification being acceptable to each of Bidder, Sub and Mural), of the Scheme pursuant to Chapter 1 of Part 9 of the Companies Act by no later than the End Date (the date on which this condition is satisfied, the “Sanction Date”);

•	delivery of an office copy of the Court Order to the Registrar of Companies within seven days of the Sanction Date;

•

no (i) law, (ii) injunction, restraint or prohibition by any court of competent jurisdiction or (iii) injunction, order, judgment, or prohibition under any Antitrust Law by any relevant authority shall have been issued, made or enacted and shall continue to be in effect which would permanently make illegal, prohibit or prevent consummation of the Acquisition;

•	the Transaction Agreement not having been terminated in accordance with its terms;

•	the accuracy of each of Mural, Sub and Bidder’s representations and warranties, subject to certain materiality and material adverse effect exceptions;

•	the performance by each of Mural, Sub and Bidder, in all material respects, of all of such party’s covenants and agreements under the Transaction Agreement; and

•	there having not been any event, change, effect, development or occurrence that has had, or would reasonably be expected to have, individually or in the aggregate, a material adverse effect.

Bidder reserves the right, subject to the prior written approval of the Irish Takeover Panel (if required), to implement the Acquisition by way of an offer to purchase the entire issued and to be issued share capital of Mural (other than any shares of Mural beneficially owned by Bidder or Sub or any of their respective subsidiaries or holding companies, or any subsidiary of the holding companies (if any) as an alternative to the Scheme ) (a “Takeover Offer”). In such an event, the Takeover Offer will be implemented on the same terms (subject to appropriate amendments, including without limitation an acceptance condition set at 80% of the shares to which such offer relates), so far as applicable, as those which would apply to the Scheme. If Bidder and Sub exercise their right to implement the Acquisition by way of a Takeover Offer as an alternative to the Scheme, subject to the provisions of the Transaction Agreement and with the Irish Takeover Panel’s consent, such Takeover Offer would be made in compliance with the tender offer rules as promulgated pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Termination of the Transaction Agreement (Page 47)

Subject to the consent of the Irish Takeover Panel, the Transaction Agreement may be terminated and the transactions contemplated by the Transaction Agreement may be abandoned at any time prior to the effective time in any of the following ways:

•	By mutual written consent of Mural and Bidder;

•	By either Mural or Bidder if

•	the Scheme Meeting Resolution or the Required EGM Resolutions are not approved by the requisite majorities of Mural Shareholders;

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•	the Completion has not occurred by 5:00 p.m. (New York City time) on the End Date;

•	the Irish High Court declines or refuses to sanction the Scheme, unless both parties agree in writing within 30 days of such decision, to appeal the decision; or

•	if an injunction that is final and non-appealable has been entered permanently prohibiting the consummation of the Acquisition;

•	By Mural if

•

Bidder or Sub breaches, or fails to perform in any material respect any of its covenants or other agreements contained in, the Transaction Agreement and such breach or failure would result in the failure of certain conditions and, if curable, is not cured within the applicable timeframe specified in the Transaction Agreement; or

•

prior to obtaining shareholder approval of the Scheme Meeting Resolution and the Required EGM Resolutions, the Mural Board approves a Mural Superior Proposal (as defined in the Transaction Agreement) (a “Superior Proposal Termination”);

•	By Bidder if

•

Mural breaches, or fails to perform in any material respect any of its covenants or other agreements contained in, the Transaction Agreement and such breach or failure would result in the failure of certain conditions and, if curable, is not cured within the applicable timeframe specified in the Transaction Agreement;

•

prior to obtaining the required approvals of the Mural Shareholders of the Scheme Meeting Resolution and the Required EGM Resolutions, the Mural Board changes its recommendation to shareholders regarding approval of the Acquisition (a “Change in Recommendation Termination”); or

•

Mural breaches its obligation under the Transaction Agreement not to solicit a Mural Superior Proposal and such breach is not reasonably capable of being cured by the End Date or if curable, is not cured within 15 days following written notice of such breach.

Mural Reimbursement Payment (Page 48)

In connection with the termination of the Transaction Agreement under certain specified circumstances, including a Change in Recommendation Termination or a Superior Proposal Termination, Mural will be required to reimburse Bidder for an amount equal to its documented, specific, quantifiable third-party costs and expenses incurred, directly or indirectly, by Bidder, Sub or any of their respective subsidiaries or on their behalf, for the purposes of, in preparation for, or in connection with the Acquisition.

Legal Proceedings Relating to the Acquisition (Page 50)

As of the date of this proxy statement, Mural is not aware of any legal proceedings challenging the Acquisition.

Financing Relating to the Acquisition (Page 51)

The Scheme Consideration will be funded by Bidder from its existing cash and cash equivalent resources.

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QUESTIONS AND ANSWERS ABOUT THE ACQUISITION AND THE SPECIAL MEETINGS

The following questions and answers are intended to address briefly some commonly asked questions regarding the Acquisition and each special meeting. These questions and answers highlight only some of the information contained in this proxy statement. They may not contain all the information that is important to you. You should read carefully this entire proxy statement, including the annexes and the documents incorporated by reference into this proxy statement, to understand fully the proposed transactions and the voting procedures for the special meetings. See the section of this proxy statement entitled “Where You Can Find More Information.”

If you are in doubt about this offer, you should consult an independent financial advisor who, if you are taking advice in Ireland, is authorized or exempted under the European Communities (Markets in Financial Instruments) Regulations 2017 (S.I. No. 375 of 2017) as amended.

Q:	Why am I receiving this proxy statement?

A:

You, as a Mural Shareholder, are receiving this proxy statement because Mural, Bidder and Sub entered into the Transaction Agreement on August 20, 2025, pursuant to which, on the terms and subject to the conditions set forth therein, Sub has agreed to acquire the entire issued and to be issued share capital of Mural, which Acquisition shall be implemented by means of the Scheme to be undertaken by Mural under Chapter 1 of Part 9 of the Companies Act.

The Mural Board has convened the Scheme Meeting to be held at Ten Earlsfort Terrace, Dublin 2, D02 T380, Ireland at     Irish local time on    , 2025 in order to obtain shareholder approval of the Scheme of Arrangement. At     Irish local time on    , 2025, or, if the Scheme Meeting has not concluded by     Irish local time, as soon as possible after the conclusion of the Scheme Meeting (or any adjournment thereof), Mural will hold the EGM in order to obtain shareholder approval of the Required EGM Resolutions and the EGM Adjournment Resolution.

It will not be possible to complete the Acquisition unless the requisite Mural Shareholder approvals described above are obtained at each special meeting. However, as described below, the Acquisition is not conditioned on the approval of the Scheme Meeting Adjournment Resolution at the Scheme Meeting or the EGM Adjournment Resolution at the EGM.

This proxy statement includes important information about the Acquisition, the Transaction Agreement (a copy of which is attached as Annex A) and the Conditions (a copy of which is attached as Annex B) and the special meetings. You should read this information carefully and in its entirety. If you are a Mural Shareholder of record, the enclosed voting materials allow you to vote your Mural Shares without attending each or either special meeting in person by granting a proxy or voting your shares by mail, telephone or over the Internet. If you hold your Mural Shares through a bank, broker or other nominee (in “street name”), you should follow the instructions provided by your bank, broker or other nominee in order to instruct them how to vote such shares.

Q:	When and where will each special meeting be held?

A:	The Scheme Meeting will be held at the offices of Arthur Cox LLP at Ten Earlsfort Terrace, Dublin 2, D02 T380, Ireland, on , 2025, at Irish local time (or any adjournment thereof).

The EGM will be held at the offices of Arthur Cox at Ten Earlsfort Terrace, Dublin 2, D02 T380, Ireland, on    , 2025, at     Irish local time or, if the Scheme Meeting has not concluded by     Irish local time, as soon as possible after the conclusion of the Scheme Meeting (or any adjournment thereof).

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Q:	What will the Mural Shareholders and holders of Mural equity awards receive as consideration in the Acquisition?

A:

Under the terms of the Acquisition and subject to certain conditions, at Completion, each Mural Shareholder (i) will receive a base cash price of $2.035 per share as the Base Price Per Share and (ii) may receive an additional cash amount per share of up to $0.205 as the Additional Price Per Share, which would be calculated on the basis of the amount by which the Closing Net Cash on the Closing Net Cash Calculation Date exceeds the Estimated Closing Net Cash, which is referred to as the Excess Cash.

The Base Price Per Share has been calculated on the basis of Mural having approximately $36.2 million in Closing Net Cash, as of the Estimated Closing Net Cash Calculation Date, and will be payable to Mural Shareholders on the Completion regardless of the actual amount of the Closing Net Cash. The Additional Price Per Share is intended to return any Excess Cash to Mural Shareholders. As a result, the Additional Price Per Share will only be payable to Mural Shareholders on the Completion if the Closing Net Cash on the Closing Net Cash Calculation Date exceeds the Estimated Closing Net Cash. There is no certainty that the Closing Net Cash on the Closing Net Cash Calculation Date will exceed the Estimated Closing Net Cash and, if the Closing Net Cash on the Closing Net Cash Calculation Date does not exceed the Estimated Closing Net Cash, the amount of the Additional Price Per Share will be zero and each Mural Shareholder will receive only the Base Price Per Share. It is expected that confirmation of the Additional Price Per Share will be communicated to Mural Shareholders by separate announcement prior to the date of the hearing by the Irish High Court of the application to sanction the Scheme.

The Additional Price Per Share is subject to a cap of a maximum amount of $0.205 per share and cannot be a negative amount. The minimum Scheme Consideration payable to the Mural Shareholders following the Completion is $2.035 per share and the maximum Scheme Consideration payable to the Mural Shareholders following the Completion is $2.24 per share.

Each Mural Option that is outstanding as of immediately prior to the Completion (whether or not vested) shall, as of the Completion, be automatically cancelled and converted into the right to receive an amount equal to the Scheme Consideration for each Mural Share underlying the Mural Option minus the exercise price per Mural Share for such option. Any Mural Options that have an exercise price per Mural Share that is equal to or greater than the Scheme Consideration shall be cancelled and shall cease to be outstanding as of the Completion, and no Scheme Consideration shall be delivered in exchange for such options. Each Mural RSU that is outstanding as of immediately prior to the Completion (whether or not vested) shall, as of the Completion, be automatically cancelled and converted into the right to receive an amount equal to the Scheme Consideration.

Q:	What proposals are being voted on at each of the special meetings and what shareholder vote is required to approve those proposals?

A:	Scheme Meeting

Mural Shareholders are being asked to vote on a proposal to approve the Scheme at both the Scheme Meeting and the EGM. The vote required for such proposal is different at each of the special meetings. As set out in full under the section of this proxy statement entitled “Part 2—Explanatory Statement—Consents and Special Meetings” in order for the Scheme Meeting Resolution to pass, it requires approval at the Scheme Meeting by a majority in number of the Scheme Shareholders (as defined in “Part 3—The Scheme of Arrangement”) at the Voting Record Time, present and voting, either in person or by proxy, representing at least seventy-five percent (75%) in value of the Scheme Shares voted at such meeting, either in person or by proxy. The Scheme Meeting Adjournment Resolution requires the approval of at least a majority of the votes cast by the Mural Shareholders at the Voting Record Time present and voting in person or by proxy at the Scheme Meeting.

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Because the vote required to approve the Scheme Meeting Resolution is based on votes properly cast at the meeting, and because abstentions and broker non-votes are not considered votes properly cast, abstentions and broker non-votes, along with failures to vote, will have no effect on such proposal.

The Acquisition is conditioned on approval of the Scheme Meeting Resolution at the Scheme Meeting.

EGM

Set forth below is a table summarizing certain information with respect to the resolutions to be voted on at the EGM:

EGM Resolution	Resolution	Ordinary or Special Resolution?	Acquisition Conditioned on Approval of Resolution?
1	Scheme Approval Resolution: To approve the Scheme of Arrangement and authorize the directors of Mural to take all such actions as they consider necessary or appropriate for carrying the Scheme of Arrangement into effect.	Ordinary	Yes
2	Articles of Association Amendment Resolution: To amend the Articles of Association of Mural so that any Mural Shares that are issued on or after the Voting Record Time to persons other than Sub or its nominees will either be subject to the terms of the Scheme or will be immediately and automatically acquired by Sub and/or its nominee(s) for the Scheme Consideration.	Special	Yes
3	EGM Adjournment Resolution: To approve any motion by the Chair to adjourn the EGM, or any adjournments thereof, to another time and place if necessary or appropriate to solicit additional proxies if there are insufficient votes at the time of the EGM to approve the Scheme Approval Resolution and/or the Articles of Association Amendment Resolution.	Ordinary	No

At the EGM, the requisite approval of each of the resolutions depends on whether it is (i) an “ordinary resolution” (the Scheme Approval Resolution, and the EGM Adjournment Resolution), which requires the approval of at least a majority of the votes cast by the Mural Shareholders at the Voting Record Time present and voting (either in person or by proxy) at the EGM, or (ii) a “special resolution” (the Articles of Association Amendment Resolution), which requires the approval of at least seventy-five percent (75%) of the votes cast by the Mural Shareholders at the Voting Record Time present and voting (either in person or by proxy) at the EGM.

As the votes required to approve each of the resolutions are based on votes properly cast at the EGM, and because abstentions and broker non-votes are not considered votes properly cast, abstentions and broker non-votes, along with failures to vote, will have no effect on the resolutions.

As of the Voting Record Time, the Mural directors and executive officers had the right to vote approximately 0.42% of the Mural Shares then outstanding and entitled to vote at the Scheme Meeting and the EGM. The Mural Board and executive officers who are shareholders of Mural intend to vote “FOR” the Scheme Meeting Resolution and each of the proposals at the EGM. All of Mural’s directors have entered into Irrevocable Undertakings (the “Irrevocable Undertakings”) in favor of Bidder and Sub providing that, among other things, each director irrevocably agrees to vote (or procure the vote of) all shares held by such individual in favor of the Scheme and the Acquisition, or if applicable, to accept the Takeover Offer, upon the terms and subject to the conditions of such agreements.

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Q:	Why are there two special meetings?

A:	Irish law requires that two separate shareholder meetings be held, the Scheme Meeting and the EGM. Both special meetings are necessary to cause the Scheme of Arrangement to become effective.

At the Scheme Meeting, the Mural Shareholders (excluding Bidder and its affiliates, to the extent they hold Mural Shares) will be asked to approve the Scheme for the purposes of satisfying the requirements of the Irish legislation upon which the Scheme is based.

At the EGM, the Mural Shareholders (including Bidder and any of its affiliates, to the extent they hold Mural Shares) will also be asked to approve the Scheme, authorize Mural’s directors to take whatever actions they deem necessary or appropriate for carrying the Scheme into effect, amend Mural’s Articles of Association and approve the EGM Adjournment Resolution. For more detail on these matters, see the section of this proxy statement entitled “—The Special Meetings of Mural Shareholders.”

Q:	Is my vote important?

A:

Yes. It is important that as many votes as possible are cast at the Scheme Meeting and the EGM (whether in person or by proxy) so that the Irish High Court can be satisfied that there is a fair and reasonable representation of the opinions of the Mural Shareholders and to ensure that the views of the Mural Shareholders are heard, in each case with respect to the matters prepared to be voted on at the Scheme Meeting and the EGM. To ensure your representation at the Scheme Meeting and the EGM, you are requested to complete, sign and date the enclosed forms of proxy (or a form of proxy in such other form as may be permitted by Irish company law) as promptly as possible and return them in the postage prepaid envelope enclosed for that purpose or vote by Internet or telephone in the manner provided below. If you attend the Scheme Meeting or the EGM in person, you may vote at such meeting even if you have previously returned a completed form of proxy, or voted by Internet or telephone.

Q:	What constitutes a quorum?

A:	A quorum is the minimum number of shares required to be represented, either by the appearance of the shareholder of record in person or through representation by proxy, to hold a valid meeting.

Two or more Mural Shareholders, present in person or by proxy, holding at least a majority of Mural’s ordinary shares issued and outstanding at the Voting Record Time and entitled to vote at such meeting will constitute a quorum for each of the special meetings. Mural’s inspector of election intends to treat as “present” for these purposes shareholders who have submitted properly executed or transmitted proxies that are marked “abstain.” The inspector will also treat as “present” shares held in “street name” by brokers that are voted on at least one proposal to come before the meetings.

Q:	What is the recommendation of the Mural Board regarding the proposals being put to a vote at each special meeting?

A:

The Mural Board, which has been so advised by Lucid, as financial advisor and Rule 3 advisor to Mural, as to the financial terms of the Acquisition, has approved the Transaction Agreement and determined that the Transaction Agreement and the transactions contemplated by the Transaction Agreement, including the Scheme, are fair to and in the best interests of Mural and the Mural Shareholders and that the terms of the Scheme are fair and reasonable.

The Mural Board unanimously recommends that Mural Shareholders vote:

•	“FOR” the Scheme Meeting Resolution at the Scheme Meeting;

•	“FOR” any Scheme Meeting Adjournment Resolution at the Scheme Meeting;

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•	“FOR” the Scheme Approval Resolution at the EGM;

•	“FOR” the Articles of Association Amendment Resolution at the EGM; and

•	“FOR” any EGM Adjournment Resolution at the EGM.

See the section of this proxy statement entitled “The Acquisition—Recommendation of the Mural Board and Mural’s Reasons for the Acquisition.”

In considering the recommendation of the Mural Board, you should be aware that certain directors and executive officers of Mural may have interests in the Acquisition that are in addition to, or different from, any interests they might have as shareholders. See the section of this proxy statement entitled “The Acquisition—Interests of Certain Persons in the Acquisition.”

Q:	How will the Mural Board and executive officers vote at the special meetings?

A:

As of the Voting Record Time, the full Mural Board and executive officers had the right to vote approximately 0.42% of the then-outstanding Mural Shares at the special meetings. The Mural Board and executive officers who are shareholders of Mural intend to vote “FOR” the Scheme Meeting Resolution at the Scheme Meeting, “FOR” any Scheme Meeting Adjournment Resolution at the Scheme Meeting, “FOR” the Scheme Approval Resolution at the EGM, “FOR” the Articles of Association Amendment Resolution at the EGM and “FOR” any EGM Adjournment Resolution at the EGM.

Q:	Do the Mural Board or Mural’s executive officers have interests in the Acquisition that are in addition to, or different from, any interests they might have as Mural Shareholders?

A:

In considering the recommendation of the Mural Board, you should be aware that certain directors and executive officers of Mural may have interests in the Acquisition that are in addition to, or different from, any interests they might have as Mural Shareholders. See the section of this proxy statement entitled “The Acquisition—Interests of Certain Persons in the Acquisition.”

Q:	When is the Acquisition expected to be completed?

A:

As of the date of this proxy statement, the Acquisition is expected to be completed by the end of 2025. However, no assurance can be provided as to when or if the Acquisition will be completed. The required vote of Mural Shareholders to adopt the required shareholder proposals at the special meetings, as well as the necessary regulatory consents and approvals, including the approval of the Irish High Court, must first be obtained and other conditions specified in the Conditions must be satisfied or, to the extent applicable, waived.

Q:	What happens if the Scheme is not completed?

A:

If the Scheme is not approved at the special meetings or the Acquisition is not completed for any other reason, Mural Shareholders will not be entitled to, nor will they receive, any Scheme Consideration. Instead, Mural will remain an independent public company, Mural Shares will continue to be listed and traded on the Nasdaq Global Market and registered under the Exchange Act, and Mural will continue to file periodic reports under the Exchange Act with the SEC. Under certain specified circumstances, Mural will be required to pay Bidder for certain expenses following the termination of the Transaction Agreement, as described in the section of this proxy statement entitled “The Transaction Agreement—Mural Reimbursement Payment.”

Q:	Do you expect the Scheme to be taxable to Mural Shareholders?

A:

For Irish tax purposes, Mural Shareholders that are neither resident nor ordinarily resident in Ireland for Irish tax purposes should not be liable for Irish capital gains tax, referred to as “Irish CGT,” on the disposal

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of their Mural Shares pursuant to the Scheme unless such shares were used in or for the purposes of a trade carried on by the shareholder in Ireland through a branch or agency, or were used or held or acquired for use by or for the purposes of the branch or agency. See the sections of this proxy statement entitled “Material Tax Consequences of the Proposed Acquisition—Irish Tax Considerations” and “Part 2—Explanatory Statement—Taxation.”

For U.S. federal income tax purposes, the receipt of cash for Mural Shares pursuant to the Scheme will be a taxable transaction, and a U.S. holder (as defined in the section of this proxy statement entitled “Material Tax Consequences of the Proposed Acquisition—Material U.S. Federal Income Tax Considerations”) will generally recognize gain or loss equal to the difference, if any, between (i) the amount of cash received in the Scheme and (ii) the U.S. holder’s adjusted tax basis in the Mural Shares surrendered in exchange therefor, subject to the discussion below under “Material Tax Consequences of the Proposed Acquisition—Material U.S. Federal Income Tax Considerations—Passive Foreign Investment Company Considerations”.

Mural Shareholders should read the section of this proxy statement entitled “Material Tax Consequences of the Proposed Acquisition” for a more detailed discussion of certain Irish and U.S. federal income tax consequences of the Scheme. Tax matters can be complicated and the tax consequences to a particular holder will depend on such holder’s particular facts and circumstances. Mural Shareholders should consult their own tax advisors to determine the specific consequences to them of receiving cash pursuant to the Scheme.

Q:	Who can attend and vote at the special meetings?

A:

The Mural Board has fixed a record date as the Voting Record Time, which is 10:00 p.m. (Irish local time) on    , 2025. If you were a Mural Shareholder of record at the Voting Record Time, you are entitled to receive notice of, attend, speak, and vote at the special meetings and any adjournments thereof. Attending the Scheme Meeting and the EGM in person is a requirement to vote in person (as opposed to by proxy) at such meetings.

Q:	What if I sell my Mural Shares after the Voting Record Time?

A:

If you transfer your shares after the Voting Record Time but before either special meeting, you will retain your right to vote at both special meetings, but will have transferred the right to receive the Scheme Consideration. In order to receive the Scheme Consideration, you must hold your shares through the Completion.

Q:	What if I buy Mural Shares after the Voting Record Time?

A:

If you acquire additional Mural Shares after the Voting Record Time, you will not have the right to vote in respect of those additional Mural Shares at either special meeting. If the Acquisition is implemented, you will have the right to receive the Scheme Consideration in respect of those additional Mural Shares if you hold such shares through the Completion.

Q:	What is a proxy?

A:	A proxy is a legal authorization by a shareholder of record to vote shares he, she or it owns on his, her or its behalf.

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Q:	How do I vote?

A:	If you are a Mural Shareholder of record, you will receive two proxy cards (one for the Scheme Meeting and one for the EGM). You may vote your Mural Shares in one of the following ways:

•	by mailing your applicable completed and signed proxy card in the enclosed return envelope on or before , 2025;

•	by voting by telephone or over the Internet as instructed on the applicable enclosed proxy card on or before , 2025;

•	by handing your applicable completed and signed proxy card to the Chair of the applicable special meeting before the start of the applicable special meeting; or

•	by attending the applicable special meeting and voting in person.

If you hold your shares through a bank, broker or other nominee (i.e., in “street name”), you should follow the instructions provided by your bank, broker or other nominee in order to instruct them how to vote such shares. The bank, broker or other nominee, as applicable may have an earlier deadline by which you must provide instructions to it as to how to vote such shares, so you should carefully read the materials provided to you by your bank, broker or other nominee.

In the case of joint holders, the vote of the senior holder who tenders a vote, whether in person or by proxy, will be accepted to the exclusion of the votes of the other joint holders of record and, for this purpose, seniority will be determined by the order in which the names appear in Mural’s register of members in respect of the joint holding.

Q:	What is the difference between holding shares as a record owner and as a beneficial owner?

A:

If your Mural Shares are registered directly in your name on Mural’s register of members, you are considered the shareholder of record with respect to such shares, access to the proxy materials is being provided directly to you and you are entitled to attend the applicable special meetings and vote in person. If your Mural Shares are held by a bank, in a stock brokerage account or by another nominee, then you are considered the beneficial owner of such shares, which are considered to be held in “street name.” Access to proxy materials is being provided to you by your bank, broker or other nominee.

Q:	If my shares are held in “street name” by my bank, broker or other nominee, will my bank, broker or other nominee automatically vote my shares for me?

A:

No. Brokers do not have discretionary authority to vote on any of the proposals at either the Scheme Meeting or the EGM. As a result, if you hold Mural Shares in a stock brokerage account or if your shares are held by a bank, broker or other nominee, your bank, broker or other nominee will not vote your shares if you do not provide your bank, broker or other nominee with a signed voting instruction form with respect to your shares. Therefore, you should instruct your bank, broker or other nominee to vote your shares by following the directions your bank, broker or other nominee provides.

A “broker non-vote” occurs when a broker submits a proxy that states that the broker does not vote for one or more of the proposals because (i) the broker has not received instructions from the beneficial owner on how to vote the applicable shares with respect to those proposals and (ii) the broker does not have discretionary authority to vote the shares in the absence of instructions. Accordingly, if you fail to provide a signed voting instruction form to your bank, broker or other nominee, your shares held through such bank, broker or other nominee will not be voted at either special meeting.

Please see the section of this proxy statement entitled “Part 1—The Acquisition and The Special Meetings—The Special Meetings of Mural Shareholders—Voting Ordinary Shares Held in Street Name.”

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Q:	How many votes do I have?

A:	At each special meeting, you are entitled to one vote for each Mural Share that you owned as of the Voting Record Time.

Q:	What do I need to do now?

A:

Shareholders entitled to vote at the Voting Record Time have been sent a form of proxy card for each of the special meetings. Shareholders are strongly urged to complete and return their proxy cards as soon as possible and, in any event, no later than 11:59 p.m. Irish local time on    , 2025. Even if you plan to attend either or both special meetings in person, you are encouraged to vote by proxy before the special meeting(s) that you plan to attend. After carefully reading and considering the information contained in this proxy statement, including the annexes and the documents incorporated by reference herein, please submit your proxy or proxies by telephone or over the Internet in accordance with the instructions set forth on the relevant enclosed proxy cards or mark, sign and date the applicable proxy card and return them in the enclosed prepaid envelope as soon as possible so that your Mural Shares may be voted at the applicable special meeting. Your proxy card or your telephone or Internet directions will instruct the persons identified as your proxy to vote your Mural Shares at the applicable special meeting as directed by you. Each proxy card may also be handed to the Chair of the Scheme Meeting or the EGM, as applicable, before the start of the applicable special meeting and will still be valid.

If a shareholder of record signs and returns his, her or its proxy card appointing the proxies named in the proxy card as his, her or its proxy but does not mark the proxy card to tell the proxy how to vote on a voting item, such Mural Shares will be voted in respect of such voting item at the discretion of the Chair of the applicable special meeting.

If you hold your Mural Shares through a bank, broker or other nominee (i.e., in “street name”), you should follow the instructions provided by your bank, broker or other nominee in order to instruct them how to vote such Mural Shares.

If you are a shareholder of record, please sign the relevant proxy cards exactly as your name appears on the card. In the case of joint holders, the vote of the senior holder who tenders a vote, whether in person or by proxy, will be accepted to the exclusion of the vote(s) of the other joint holder(s) and, for this purpose, seniority will be determined by the order in which the names stand in Mural’s register of members in respect of the joint holding. If you are a Mural Shareholder that is a corporation, limited liability company or partnership, the form of proxy must either be under the common seal of such entity or under the hand of an officer or attorney, duly authorized. If the relevant proxy cards are signed pursuant to a power of attorney or other authority, such power or authority (or a duly certified copy of such power or authority) must be deposited with Mural together with the instrument of proxy.

Q:	May I change my vote after I have mailed my signed proxy cards or voted by telephone or over the Internet?

A:

Yes, you may change your vote at any time before your proxy is voted at the Scheme Meeting or at any time before your proxy is voted at the EGM. If you are a shareholder of record (i.e., a shareholder who holds shares directly on Mural’s register of members in your own name), you may revoke your proxy before the applicable special meeting by:

•	submitting a new proxy with a later date;

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•

providing written notice that you have revoked your proxy to the Mural Company Secretary, as applicable, so that it is received anytime up to 11:59 p.m. Irish local time on    , 2025 at the following address:

Mural Oncology plc

Ten Earlfsort Terrace

Dublin 2

D02 T380

Ireland

Attention: Company Secretary

•	submitting a new vote by telephone or Internet up to 11:59 p.m. Irish local time on , 2025; or

•	voting in person at the applicable special meeting.

If you are a beneficial shareholder (i.e., your shares are held in the name of a bank, broker or other nominee, sometimes referred to as holding shares in “street name”), follow the voting instructions provided to you by your bank, broker or other nominee to determine how you may change your vote or revoke your proxy.

Simply attending the applicable special meeting, however, will not revoke your proxy or change your voting instructions; you must vote by ballot at the applicable special meeting to change your vote.

Q:	Who can help answer my questions?

A:

If you have questions about the Acquisition, or if you need assistance in submitting your proxy or voting your shares or need additional copies of this proxy statement or the enclosed proxy cards, you should contact MacKenzie Partners, Inc., the proxy solicitation agent for Mural, by mail at 7 Penn Plaza, New York, New York 10001 or by telephone at 800-322-2885.

If your shares are held by a broker, bank or other nominee, you should contact your broker, bank or other nominee for additional information.

Q:	Where can I find more information about Mural?

A:	You can find more information about Mural from various sources described under “Where You Can Find More Information.”

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RISK FACTORS

The consummation of the Acquisition is subject to certain risks, many of which will be beyond Mural’s or Bidder’s control. In addition to the other information contained in this proxy statement, you should carefully consider the material risks described below before deciding how to vote your Mural Shares. You should also read and consider the other risks described in this proxy statement, including the risk factors described in the documents included as annexes to this proxy statement. For more information, see the section entitled “Where You Can Find More Information.”

Mural Shareholders cannot be sure of the amount of Scheme Consideration they will receive in the Acquisition.

Following the Completion, Mural Shareholders are only guaranteed that they will receive the Base Price Per Share of $2.035, and will only receive any Additional Price Per Share to the extent that the amount by which the Closing Net Cash on the Closing Net Cash Calculation Date exceeds the Estimated Closing Net Cash. If the Closing Net Cash on the Closing Net Cash Calculation Date does not exceed the Estimated Closing Net Cash, the amount of the Additional Price Per Share will be zero. A number of factors could cause the Closing Net Cash on the Closing Net Cash Calculation Date to not exceed the Estimated Closing Net Cash, including if Mural incurs greater costs than expected in consummating the Acquisition. Mural is not permitted to terminate the Transaction Agreement in the event that the amount of the Additional Price Per Share is zero. The Additional Price Per Share is capped at $0.205, and Mural Shareholders may not receive 100% of any Closing Net Cash in excess of the Estimated Closing Net Cash.

If the conditions to the Acquisition are not satisfied or waived, the Acquisition may not be consummated.

The Completion is subject to a number of conditions as set forth in the Transaction Agreement and Appendix I to the Rule 2.7 announcement issued jointly by Mural, Bidder and Sub on August 20, 2025 that must be satisfied or waived before the Completion, including, among others, the approval of the Scheme Meeting Resolution and the Required EGM Resolutions at the special meetings, and the other conditions described in the section titled “The Transaction Agreement—Conditions to the Completion of the Acquisition and the Scheme.”

There can be no assurance as to whether or when the conditions to the Completion will be satisfied or waived or as to whether or when the Acquisition will be consummated. If the conditions are not satisfied or waived, the Acquisition may not be consummated or the Completion may be delayed, and Mural Shareholders may lose some or all of the intended benefits of the Acquisition.

The Transaction Agreement contains provisions that may discourage other companies from trying to enter into a strategic transaction with Mural for greater consideration.

The Transaction Agreement contains provisions that may discourage a third party from submitting an acquisition or other strategic transaction proposal to Mural during the pendency of the Acquisition that might result in greater value to Mural Shareholders than the Acquisition. These Transaction Agreement provisions include a general prohibition on Mural from soliciting, or, subject to certain exceptions, entering into discussions with any third party regarding any acquisition or combination proposal or offers for competing transactions. For more information, see the section entitled “The Transaction Agreement—Covenants and Agreements—Mural Alternative Proposal.”

Moreover, under specified circumstances, Mural may be required to pay an expense reimbursement amount to Bidder. For more information, see the section entitled “The Transaction Agreement—Mural Reimbursement Payment.”

If the Transaction Agreement is terminated and Mural seeks another strategic transaction, Mural may not be able to negotiate a transaction on terms comparable to, or better than, the Acquisition.

Some Mural directors and executive officers may have interests in the Acquisition that may be different from yours and that may influence them to support or approve the Acquisition without regard to your interests.

Directors and executive officers of Mural have interests in the Acquisition that are different from, or in addition to, the interests of the Mural Shareholders generally. These interests with respect to Mural’s directors and executive officers may include, among others, that Mural’s executive officers have entered into employment agreements providing for certain severance benefits effective upon the closing of the Acquisition, that a Mural executive officer received a cash retention bonus award in connection with the Acquisition and that Mural’s directors and executive officers are entitled to certain indemnification and liability insurance coverage pursuant to the terms of the Transaction Agreement. The Mural Board was aware of and considered those interests, among other matters, in reaching its decisions to approve the Transaction Agreement, approve the Acquisition, and recommend the approval of the Scheme and the Acquisition to the Mural Shareholders. These interests, among other factors, may have influenced the directors and executive officers of Mural to support or approve the Acquisition.

For more information regarding the interests of Mural’s directors and executive officers in the Acquisition, please see the section entitled “The Acquisition—Interests of Certain Persons in the Acquisition.”

Mural may become involved in securities litigation or shareholder derivative litigation in connection with the Acquisition, which could divert the attention of Mural management and cause the Acquisition not to be consummated.

Securities litigation or shareholder derivative litigation frequently follows the announcement of certain significant business transactions, such as the announcement of an acquisition. Mural may become involved in this type of litigation in connection with the Acquisition. Litigation often is expensive and diverts management’s attention and resources, which could impact Mural’s ability to consummate the Acquisition or reduce Mural’s Closing Net Cash.

Mural Shareholders will not be entitled to appraisal rights in the Acquisition.

Appraisal rights are statutory rights that, if applicable under law, enable shareholders to dissent from an extraordinary transaction, such as a merger, and to demand that the corporation pay the fair value for their shares as determined by a court in a judicial proceeding instead of receiving the consideration offered to shareholders in connection with the extraordinary transaction. If the Mural Shareholders approve the Scheme and the Irish High Court sanctions the Scheme, no Mural Shareholder will have “dissenters’” or “appraisal” rights under Irish law or otherwise have any right to seek a court appraisal of the value of the Mural Shares. If the Scheme becomes effective, all Mural Shareholders will receive the same Scheme Consideration.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement contains forward-looking statements relating to Mural, Bidder, Sub and the Acquisition. These forward-looking statements include, without limitation, statements regarding: Mural’s, Bidder’s and Sub’s intention to consummate the Acquisition, the potential approval of the Acquisition by the Mural Shareholders, the payment of any Additional Price Per Share to the Mural Shareholders, the approval of the Scheme by the Irish High Court, and the expected timing of the Completion. The words “aim,” “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “should,” “target,” “will,” “working,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements are based on management’s current expectations and beliefs concerning future events and their potential effects. There can be no assurance that future developments affecting Mural or the Acquisition will be those that have been anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond Mural’s and Bidder’s control) or other assumptions that could cause actual results or performance to differ materially and adversely from those set forth in, expressed or implied by, such forward-looking statements. These risks and uncertainties include, but are not limited to, risks and uncertainties associated with: potential changes as to the timing and completion of the Scheme Meeting and EGM; uncertainties as to the approval by the Mural Shareholders of the Scheme Meeting Resolution and the Required EGM Resolutions; the possibility that closing conditions for the Acquisition may not be satisfied or waived, including the failure to receive sanction of the Scheme by the Irish High Court; risks that ongoing costs to Mural or other factors will result in the Closing Net Cash on the Closing Net Cash Calculation Date not exceeding the Estimated Closing Net Cash, which will mean that no Additional Price Per Share is paid to the Mural Shareholders; the other risks and uncertainties pertaining to Mural’s business, including those described in Mural’s most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q filed with the SEC and attached as annexes to this proxy statement; and other potential risks and uncertainties related to Bidder, including those described in more detail in Bidder’s most recent filing on Form 10-Q and other filings with the SEC. Should one or more of these risks or uncertainties materialize, or should any of the assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. It is not possible to predict or identify all such risks. The forward-looking statements only speak as of the date they are made, and Mural does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

For further discussion of the risks associated with the Acquisition and the ability of Mural, Bidder and Sub to complete the Acquisition, see the section entitled “Risk Factors” of this proxy statement. It is not possible to predict or identify all such risks. There can be no assurance that the Acquisition will be completed, or if completed, that it will be completed within the anticipated time period.

PART 1—THE ACQUISITION AND THE SPECIAL MEETINGS

THE SPECIAL MEETINGS OF MURAL SHAREHOLDERS

Overview

This proxy statement is being provided to Mural Shareholders as part of a solicitation of proxies by the Mural Board for use at the special meetings of Mural Shareholders referred to below and at any adjournments of such meetings. This proxy statement is being furnished to Mural Shareholders on or about    , 2025 and provides Mural Shareholders with information they need to be able to vote or instruct their vote to be cast at the special meetings.

Date, Time and Place of the Special Meetings

The Scheme Meeting has been scheduled for    , 2025 at     Irish local time, at Mural’s registered office at the offices of Arthur Cox LLP at Ten Earlsfort Terrace, Dublin 2, D02 T380, Ireland. Mural has also convened the EGM for    , 2025 at     Irish local time, at Mural’s registered office at the offices of Arthur Cox LLP at Ten Earlsfort Terrace, Dublin 2, D02 T380, Ireland, or, if the Scheme Meeting has not concluded by     Irish local time, as soon as possible after the conclusion of the Scheme Meeting (or any adjournment thereof).

Attendance

Attendance at the Scheme Meeting and the EGM is limited to Mural Shareholders at the Voting Record Time. If your shares are held through a bank, broker or other nominee and you would like to attend, you must obtain a legal proxy from your bank, broker or other nominee and should contact such bank, broker or other nominee for instructions on how to obtain a legal proxy. Each Mural Shareholder may be asked to provide a valid picture identification, such as a driver’s license or passport and proof of ownership as of the Voting Record Time. The use of cell phones, smartphones, pagers, recording and photographic equipment will not be permitted in the meeting room(s).

Proposals

Scheme Meeting: Mural Shareholders (excluding Bidder or any of its affiliates, to the extent they hold Mural Shares) are being asked to consider and vote on a proposal at the Scheme Meeting to approve the Scheme and, if proposed, to approve any motion by the Chair to adjourn the Scheme Meeting, or any adjournments thereof, to another time and place if necessary or appropriate to solicit additional proxies if there are insufficient votes at the time of the Scheme Meeting to approve the Scheme Meeting Resolution.

The Acquisition is conditioned on the approval of the Scheme Meeting Resolution.

The Acquisition is not conditioned on the approval of the Scheme Adjournment Resolution to approve any motion by the Chair to adjourn the Scheme Meeting, or any adjournments thereof, to another time and place if necessary or appropriate to solicit additional proxies if there are insufficient votes at the time of the Scheme Meeting to approve the Scheme.

EGM: Mural Shareholders (including Bidder and any of its affiliates, to the extent they hold Mural Shares) are also being asked to consider and vote on a proposal at the EGM to approve the Scheme and a separate proposal to amend Mural’s Articles of Association, in addition to another proposal as set forth in the resolution described below.

The Acquisition is conditioned on the approval of the Scheme Approval Resolution and the Articles of Association Amendment Resolution described below.

1.	Scheme Approval Resolution: To approve the Scheme and authorize the directors of Mural to take all such actions as they consider necessary or appropriate for carrying the Scheme into effect.

2.

Articles of Association Amendment Resolution: To amend the Articles of Association of Mural so that any Mural Shares that are issued on or after the Voting Record Time to persons other than Sub or its nominees will either be subject to the terms of the Scheme or will be immediately and automatically acquired by Sub and/or its nominee(s) for the Scheme Consideration.

The Acquisition is not conditioned on the approval of the EGM Adjournment Resolution described below.

3.

EGM Adjournment Resolution: To approve any motion by the Chair to adjourn the EGM, or any adjournments thereof, to another time and place if necessary or appropriate to solicit additional proxies if there are insufficient votes at the time of the EGM to approve the Scheme Approval Resolution and/or the Articles of Association Amendment Resolution.

Record Date; Outstanding Ordinary Shares; Ordinary Shares Entitled to Vote

Only Mural Shareholders as of the Voting Record Time, which is 10:00 p.m. (Irish local time) on    , 2025, will be entitled to notice of, and to vote at the special meetings or any adjournments thereof. At the Voting Record Time, there were     Mural Shares outstanding and there were     registered members whose names appeared in the Register of Members. Each outstanding Mural Share (other than in the case of the Scheme Meeting only, any Mural Shares held by Bidder, Sub or any subsidiary of Bidder) is entitled to one vote on each proposal and any other matter properly coming before the special meetings.

Quorum

Two or more Mural Shareholders, present in person or by proxy, holding at least a majority of Mural’s ordinary shares issued and outstanding and entitled to vote at such meeting will constitute a quorum for each of the special meetings. Mural’s inspector of election intends to treat as “present” for these purposes shareholders who have submitted properly executed or transmitted proxies that are marked “abstain.” The inspector will also treat as “present” shares held in “street name” by brokers that are voted on at least one proposal to come before the meeting.

Ordinary Share Ownership and Voting by Mural’s Directors and Executive Officers

As of the Voting Record Time, the full Mural Board and executive officers had the right to vote approximately     of the then-outstanding Mural Shares at the special meetings. The Mural Board and executive officers who are shareholders of Mural intend to vote “FOR” the Scheme Meeting Resolution at the Scheme Meeting, “FOR” any Scheme Meeting Adjournment Resolution at the Scheme Meeting, “FOR” the Scheme Approval Resolution at the EGM, “FOR” the Articles of Association Amendment Resolution at the EGM and “FOR” any EGM Adjournment Resolution at the EGM.

Vote Required; Recommendation of the Mural Board

Scheme Meeting

Proposal to approve the Scheme of Arrangement: Mural Shareholders (excluding Bidder, Sub and any subsidiaries of Bidder, to the extent they hold Mural Shares) are being asked to vote on a proposal to approve the Scheme Meeting Resolution and the Scheme Meeting Adjournment Resolution at the Scheme Meeting. As set out in full under the section of the proxy statement entitled “Part 2—Explanatory Statement—Consents and Special Meetings,” in order for the Scheme Meeting Resolution to pass, it requires the approval at the Scheme

Meeting by a majority in number of the Scheme Shareholders at the Voting Record Time present and voting, either in person or by proxy, representing at least seventy-five percent (75%) in value of the Scheme Shares, voted at such meeting, either in person or by proxy. The Scheme Meeting Adjournment Resolution requires the approval of at least a majority of the votes cast by the Mural Shareholders at the Voting Record Time present and voting in person or by proxy at the Scheme Meeting.

Because the vote required to approve the Scheme Meeting Resolution is based on votes properly cast at the meeting, and because abstentions and broker non-votes are not considered votes properly cast, abstentions and broker non-votes, along with failures to vote, will have no effect on such proposal.

The Acquisition is conditioned on the approval of the Scheme Meeting Resolution at the Scheme Meeting.

The Acquisition is not condition on the approval of the Scheme Meeting Adjournment Resolution at the Scheme Meeting.

The Mural Board recommends that Mural Shareholders vote “FOR” the proposals to approve each of the resolutions to be voted upon at the Scheme Meeting.

In considering the recommendation of the Mural Board, you should be aware that certain directors and executive officers of Mural may have interests in the Acquisition that are in addition to, or different from, any interests they might have as shareholders. See the section of this proxy statement entitled “The Acquisition—Interests of Certain Persons in the Acquisition.”

EGM

Set forth below is a table summarizing certain information with respect to the resolutions to be voted upon at the EGM:

Resolution	Resolution	Ordinary or Special Resolution?	Acquisition Conditioned on Approval of Resolution?
1	Scheme Approval Resolution: To approve the Scheme of Arrangement and authorize the directors of Mural to take all such actions as they consider necessary or appropriate for carrying the Scheme of Arrangement into effect.	Ordinary	Yes
2	Articles of Association Amendment Resolution: To amend the Articles of Association of Mural so that any Mural Shares that are issued on or after the Voting Record Time to persons other than Sub or its nominees will either be subject to the terms of the Scheme or will be immediately and automatically acquired by Sub and/or its nominee(s) for the Scheme Consideration.	Special	Yes
3	EGM Adjournment Resolution: To approve any motion by the Chair to adjourn the EGM, or any adjournments thereof, to another time and place if necessary or appropriate to solicit additional proxies if there are insufficient votes at the time of the EGM to approve the Scheme Approval Resolution and/or the Articles of Association Amendment Resolution.	Ordinary	No

At the EGM, the requisite approval of each of the resolutions depends on whether it is (i) an “ordinary resolution” (the Scheme Approval Resolution and the EGM Adjournment Resolution), which requires the approval of at least a majority of the votes cast by the Mural Shareholders at the Voting Record Time present and voting in person or by proxy at the EGM, or a “special resolution” (the Articles of Association Amendment

Resolution), which requires the approval of at least seventy-five percent (75%) of the votes cast by the Mural Shareholders at the Voting Record Time present and voting, in person or by proxy at the EGM.

As the votes required to approve each of the resolutions are based on votes properly cast at the EGM, and because abstentions and broker non-votes are not considered votes properly cast, abstentions and broker non-votes, along with failures to vote, will have no effect on the resolutions.

The Mural Board recommends that Mural Shareholders vote “FOR” the proposals to approve each of the resolutions to be voted upon at the EGM.

In considering the recommendations of the Mural Board described above, you should be aware that certain directors and executive officers of Mural may have interests in the Acquisition that are in addition to, or different from, any interests they might have as shareholders. See the section of this proxy statement entitled “The Acquisition—Interests of Certain Persons in the Acquisition.”

Voting Your Ordinary Shares

Mural Shareholders may vote by proxy or in person at each special meeting. Mural recommends that you submit your proxy even if you plan to attend either or both of the special meetings. If you vote by proxy, you may change your vote, among other ways, if you attend and vote at the applicable special meeting. Completion and return of a form of proxy will not preclude a Mural Shareholder from attending and voting in person at the Scheme Meeting or the EGM, or any adjournments thereof, if that Mural Shareholder wishes to do so. Any alteration to the form of proxy must be initialed by the person who signs it.

If you own shares in your own name, you are considered, with respect to those shares, the “shareholder of record.” If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in “street name.”

If you are a Mural Shareholder of record you may use the enclosed proxy cards to tell the persons named as proxies how to vote your shares.

If you properly complete, sign, date and return your proxy cards, your shares will be voted in accordance with your instructions. The named proxies will vote all shares at the meeting for which proxies have been properly submitted and not revoked. If you sign and return your proxy cards appointing the Chair as your proxy but do not mark your cards to tell the proxy how to vote on a voting item, your shares will be voted in respect of such voting item at the discretion of the Chair.

Mural Shareholders of record may also vote over the Internet at www.proxyvote.com or by telephone at    , anytime up to 11:59 p.m. Irish local time on    , 2025. Voting instructions are printed on the proxy cards or voting instruction form you received. Either method of submitting a proxy will enable your shares to be represented and voted at the special meetings. The applicable completed and signed proxy card may also be handed to the Chair of the applicable special meeting before the start of the meeting.

Voting Ordinary Shares Held in Street Name

If your shares are held in an account through a bank, broker or other nominee, you must instruct the bank, broker or other nominee how to vote your shares by following the instructions that the bank, broker or other nominee provides to you along with this proxy statement. Your bank, broker or other nominee, as applicable, may have an earlier deadline by which you must provide instructions to it as to how to vote your shares, so you should read carefully the materials provided to you by your bank, broker or other nominee.

If you do not provide a signed voting instruction form to your bank, broker or other nominee, your shares will not be voted on any proposal on which the bank, broker or other nominee does not have discretionary authority to vote. This is referred to in this proxy statement and in general as a broker non-vote. In these cases, the bank, broker or other nominee will not be able to vote your shares on those matters for which specific authorization is required. Brokers do not have discretionary authority to vote on any of the proposals at either special meeting.

Accordingly, if you fail to provide a signed voting instruction form to your bank, broker or other nominee, your shares held through such bank, broker or other nominee will not be voted at either special meeting.

Revoking Your Proxy

You may change your vote at any time before your proxy is voted at the Scheme Meeting or at any time before your proxy is voted at the EGM. If you are a shareholder of record (i.e., a shareholder who holds shares directly on Mural’s register of members in your own name), you may revoke your proxy before the applicable special meeting by:

•	submitting a new proxy at a later date;

•	providing written notice that you have revoked your proxy to the Mural Company Secretary, as applicable, so that it is received up to 11:59 p.m. Irish local time on , 2025 at the following address:

Mural Oncology plc

Ten Earlsfort Terrace

Dublin 2

D02 T380

Ireland

Attention: Company Secretary

•	submitting a new vote by telephone or Internet up to 11:59 p.m. Irish local time on , 2025; or

•	voting in person at the applicable special meeting.

If you are a beneficial shareholder (i.e., your shares are held in the name of a bank, broker or other holder of record, sometimes referred to as holding shares in “street name”), follow the voting instructions provided to you by your bank, broker or other holder of record to determine how you may change your vote or revoke your proxy.

Simply attending the applicable special meeting, however, will not revoke your proxy or change your voting instructions; you must vote by ballot at the applicable meeting to change your vote.

Costs of Solicitation

Mural will bear the cost of soliciting proxies from Mural Shareholders.

Mural will solicit proxies by mail. In addition, the directors, officers and employees of Mural may solicit proxies from Mural Shareholders by telephone, electronic communication, or in person, but will not receive any additional compensation for their services. Mural will make arrangements with brokerage houses and other custodians, nominees and fiduciaries for forwarding proxy solicitation material to the beneficial owners of Mural Shares held of record by those persons and will reimburse them for their reasonable out-of-pocket expenses incurred in forwarding such proxy solicitation materials.

Mural has engaged MacKenzie Partners, Inc., a proxy solicitation firm, to solicit proxies, and perform other customary services in connection with such solicitation, in connection with the special meetings at a cost of approximately $12,500, plus expenses.

Other Business

Mural is not aware of any other business to be acted upon at the special meetings. If, however, other matters are properly brought before the special meetings, the proxies will have discretion to vote or act on those matters according to their best judgment. Where the Chair of the special meetings acts as proxy on behalf of Mural Shareholders, she intends to vote the shares as the Mural Board may recommend.

Adjournment

Any adjournment of the Scheme Meeting will result in an adjournment, as applicable, of the EGM.

Assistance

If you need assistance in completing your proxy cards or have questions regarding Mural’s special meetings, please contact MacKenzie Partners, Inc., the proxy solicitation agent for Mural, by mail at 7 Penn Plaza, New York, New York 10001 or by telephone at 800-322-2885.

THE ACQUISITION

The Acquisition

On August 20, 2025, Mural entered into the Transaction Agreement, pursuant to which Sub has agreed to acquire the entire issued and to be issued share capital of Mural pursuant to an Irish High Court sanctioned scheme of arrangement under Chapter 1 of Part 9 of the Companies Act, or under certain circumstances, subject to the terms of the Transaction Agreement, a Takeover Offer. Subject to the satisfaction or waiver of specified conditions, the Acquisition is expected to close by the end of 2025.

Pursuant to the terms of the Transaction Agreement and subject to certain conditions and the Completion, the Mural Shareholders (i) are entitled to receive the Base Price Per Share of $2.035, which has been calculated on the basis of Mural having approximately $36.2 million of Estimated Closing Net Cash, and is payable to the Mural Shareholders at the Completion regardless of the actual amount of the Closing Net Cash on or before the Completion, and (ii) may receive an Additional Price Per Share of up to $0.205.

The Additional Price Per Share is calculated on the basis of the amount by which the Closing Net Cash on the Closing Net Cash Calculation Date exceeds the Estimated Closing Net Cash (as defined and calculated in accordance with the Transaction Agreement). The Additional Price Per Share will only be payable to the Mural Shareholders upon the Completion if the Closing Net Cash on the Closing Net Cash Calculation Date exceeds the Estimated Closing Net Cash. There is no certainty that the Closing Net Cash on the Closing Net Cash Calculation Date will exceed the Estimated Closing Net Cash and, if the Closing Net Cash on the Closing Net Cash Calculation Date does not exceed the Estimated Closing Net Cash, the amount of the Additional Price Per Share will be zero and each of the Mural Shareholders will receive only the Base Price Per Share. It is expected that confirmation of the Additional Price Per Share will be communicated to Mural Shareholders by separate announcement prior to the date of the hearing by the Irish High Court of the application to sanction the Scheme. The Additional Price Per Share is subject to a cap of a maximum amount of $0.205 per share and cannot be a negative amount. The minimum Scheme Consideration payable to the Mural Shareholders following the Completion is $2.035 per share and the maximum Scheme Consideration payable to the Mural Shareholders following the Completion is $2.24 per share.

Each Mural Option that is outstanding as of immediately prior to the Completion (whether or not vested) shall, as of the Completion, be automatically cancelled and converted into the right to receive an amount equal to the Scheme Consideration for each Mural Share underlying the Mural Option minus the exercise price per Mural Share for such option. Any Mural Options that have an exercise price per Mural Share that is equal to or greater than the Scheme Consideration shall be cancelled and shall cease to be outstanding as of the Completion, and no Scheme Consideration shall be delivered in exchange for such options. Each Mural RSU that is outstanding as of immediately prior to the Completion (whether or not vested) shall, as of the Completion, be automatically cancelled and converted into the right to receive an amount equal to the Scheme Consideration.

Pursuant to the Transaction Agreement, Bidder and Sub have the right to elect, subject to compliance with the Irish Takeover Rules and with the consent of the Irish Takeover Panel, to implement the Acquisition by way of a Takeover Offer. In such an event, the Takeover Offer will be implemented on the same terms (subject to appropriate amendments, including without limitation an acceptance condition set at 80% of the shares to which such offer relates), so far as applicable, as those which would apply to the Scheme. If Bidder and Sub exercise their right to implement the Acquisition by way of a Takeover Offer as an alternative to the Scheme, subject to the provisions of the Transaction Agreement and with the Irish Takeover Panel’s consent, such Takeover Offer would be made in compliance with the tender offer rules as promulgated pursuant to the Exchange Act.

Background of the Acquisition

Prior to March 2025, Mural was a clinical-stage oncology company focused on discovering and developing immunotherapies to improve the lives of patients with cancer with a portfolio of investigational cytokine therapies designed to address areas of unmet need for patients with a variety of cancers. During this period, and in furtherance of this strategy, the Mural Board and Mural’s management would, from time to time, review and discuss Mural’s business, financial condition, operations and strategic priorities and consider various strategic business initiatives intended to strengthen Mural’s business and enhance shareholder value. Among other things, these reviews and discussions focused on the opportunities and risks associated with Mural’s development programs, financial condition and its strategic relationships and potential long-term strategic options.

In late March 2025, Mural received the interim overall survival analysis of ARTISTRY-7, its phase 3 trial of nemvaleukin alfa in combination with Merck’s (known as MSD outside the US and Canada) anti-PD-1 therapy, KEYTRUDA®, versus investigator’s choice chemotherapy in patients with platinum-resistant ovarian cancer (“PROC”) and, based on the interim overall survival data, the Mural Board determined that the ARTISTRY-7 trial would not continue to the final analysis and that Mural would cease development of nemvaleukin alfa for PROC. Following such determination, the Mural Board and management team initiated a review of Mural’s programs. After careful review and consideration, the Mural Board evaluated the prioritization of its programs and development pipeline, cash runway, and available alternatives, including strategic alternatives.

On April 14, 2025, the Mural Board held a meeting by videoconference at which representatives of Wilmer Cutler Pickering Hale and Dorr LLP (“WilmerHale”), Mural’s outside U.S. counsel, and Arthur Cox LLP (“Arthur Cox”), Mural’s outside Irish counsel, were present. The Mural Board determined to discontinue all clinical development of nemvaleukin alfa and, in connection with such decision, approved a reduction in Mural’s workforce by approximately 104 positions, or approximately 90% (the “Reduction”). At this meeting, the Mural Board determined, in the good faith opinion of all the directors, that it would be for the commercial benefit and in the best interests of Mural to approve the commencement of an evaluation of strategic alternatives to maximize shareholder value, including but not limited to the possibility of an acquisition of Mural (the “Strategic Evaluation”). As part of this approval, the Mural Board determined to engage Lucid Capital Markets, LLC (“Lucid”) to act as its financial advisor in connection with the exploration of strategic alternatives and as its independent advisor for the purposes of Rule 3 of the Irish Takeover Rules.

On April 15, 2025, concurrently with the announcement of the Reduction, Mural issued a press release in which it announced its intention to carry out the Strategic Evaluation and announced that, following review of data from its phase 2 ARTISTRY-6 trial in melanoma and previously announced results from the phase 3 ARTISTRY-7 trial in PROC, Mural would be discontinuing all clinical development of nemvaleukin alfa.

Over the course of April and May 2025, representatives of Lucid, on behalf of Mural, contacted more than 275 companies to determine the level of interest in a potential strategic transaction with Mural. Mural entered into confidentiality agreements with 68 of these parties, each of which included customary standstill, fall-away and “don’t ask, don’t waive” provisions. Lucid requested that the parties submit non-binding indications of interest with respect to a strategic transaction with Mural. Nine of these companies held management presentations and due diligence sessions for Mural management and Lucid.

On May 21, 2025, the Mural Board held a meeting by videoconference in which members of Mural management and representatives of Lucid were present. Lucid presented to the Mural Board information regarding the parties contacted, and initial responses, including an overview of the discussions held with Bidder. Lucid presented to the Mural Board an overview of the more than 60 proposals received from a diverse group of biotechnology companies, spanning from early-stage platforms to late-stage commercial ready assets with varying deal structures. The Mural Board and members of Mural management considered a variety of factors in evaluating the proposals and aligned with Lucid on a set of criteria to be used to evaluate the received (and future) proposals, including (i) the financial terms of the proposal; (ii) the potential counterparty’s valuation, (iii) the counterparty’s ability and willingness to enter into a transaction with an Irish domiciled company, (iv) the structure of the proposed transaction, (v) the pro forma ownership of the combined company (where relevant in certain deal structures), (vi) the likelihood of and risks to executing a transaction with the counterparty, any requirement for future or concurrent investment in connection with the counterparty’s proposal, (vii) the quality and credentials of the counterparty’s management team and (viii) other relevant considerations, including the counterparty’s board and investor base (collectively, the “Criteria”).

Between May 21, 2025 and June 3, 2025, members of management and representatives from Lucid met with representatives from certain of the counterparties designated as high-priority by the Mural Board at the May 21, 2025 meeting of the Mural Board. On June 3, 2025, the Mural Board held a meeting by videoconference in which members of Mural management and representatives of Lucid and WilmerHale were present. Lucid presented to the Mural Board information regarding the parties contacted and provided an overview of the prioritized counterparties for each of a reverse merger transaction structure and a financial buyer transaction structure, and recommended to the Mural Board that the Mural Board invite up to five reverse merger counterparties to present to management, including Party A, Party B, Party C, Party D and Party E; and invite up to three financial buyers to present to management, including Bidder, Party F and Party G (which presentations were also made available to the Mural Board).

On May 27, 2025, May 28, 2025, and May 29, 2025, at the direction of Mural management and with members of Mural management in attendance, representatives from Lucid held a series of introductory calls with potential counterparties, including Party A, Party B, Party C, Party D and Party E to discuss a potential reverse merger. In each discussion, Lucid outlined Mural’s ongoing review of strategic alternatives, emphasizing management’s focus on maximizing shareholder value through a timely transaction and invited the parties to submit indicative term sheets if interested.

On May 27, 2025, and June 13, 2025, at the direction of Mural management and with members of Mural management in attendance, representatives from Lucid held introductory calls with Party F and Party G to discuss a potential strategic transaction including a cash acquisition. On June 2, 2025, representatives from Lucid held a call with Bidder and with members of Mural management. In each discussion, Lucid outlined Mural’s ongoing review of strategic alternatives, emphasizing management’s focus on maximizing shareholder value through a timely transaction and invited the parties to submit indicative term sheets if interested.

On May 29, 2025, Mural and Bidder entered into a confidentiality agreement pursuant to which Mural and Bidder have undertaken to: (a) keep confidential information relating to the potential transaction and not to disclose it to third parties (other than certain permitted parties) unless required by law or regulation; and (b) use the confidential information for the sole purpose of evaluating and participating in discussions regarding the transaction.

The Mural Board directed Lucid and management to engage in further discussions with, and to obtain indications of interest from, additional counterparties, while also moving forward with due diligence, including management presentations, with certain of the potential counterparties that had presented indications of interest, based on Mural management, its due diligence and the Mural Board’s view of the relative attractiveness of the applicable business and pipeline of such counterparties. The Mural Board, Mural management and WilmerHale also discussed other potential strategic alternatives, including a liquidation or dissolution of Mural. Lucid further recommended that the Mural Board decide to terminate discussions with a number of counterparties based upon a variety of factors, including requirements to raise substantial capital in some cases, as well as other relevant components of the Criteria as discussed by the Mural Board. Following the management presentations, discussions with Party D and Party E were subsequently terminated given challenges associated with the transaction structure and inability to raise concurrent capital.

On June 9, 2025, Bidder delivered a non-binding indication of interest to Mural and representatives of Lucid. In its delivery of the initial proposal, and in the proposal itself, Bidder indicated that it would be open to exploring various transaction alternatives, including a traditional tender offer (including a contingent value rights construct for future monetization events of Mural legacy assets) or a cash/stock election (the latter would purport to give Mural Shareholders the right to receive Bidder stock in the transaction). The initial Bidder non-binding indication of interest proposed a value to Mural Shareholders of its net cash (the calculation of which was not described in the proposal) as of the closing minus $6.75 million (with any net cash in excess of $45 million being delivered to Mural Shareholders). The initial Bidder non-binding indication of interest proposed an exclusivity period of 30 days for the parties to evaluate the transaction exclusively.

On June 11, 2025, at the direction of Mural management and with members of Mural management in attendance, representatives from Lucid held an introductory call with Party H to discuss a potential reverse merger transaction with one of its portfolio assets, which contemplated a significant concurrent investment and reflected inbound interest driven by Mural management team’s experience and the potential for their continued involvement.

On June 13, 2025, the Mural Board met by videoconference to discuss an update regarding its Strategic Evaluation. Members of Mural management, the Mural Board, representatives from Lucid, Arthur Cox and WilmerHale were present. The Mural Board discussed with representatives of Lucid the status of discussions and indications of interest received by Mural to date from certain reverse merger potential counterparties (including Party A, Party B, Party C and Party H) and the status of discussions with certain financial buyers (including Bidder, Party F and Party G). The Mural Board discussed a variety of factors relating to each party’s proposal, including, as it related to the reverse merger candidates, the financial terms of each proposal and the degree of execution certainty, the need and likelihood of obtaining a concurrent financing, the scientific details and pipeline of the applicable parties, the status of Mural’s diligence and the timing considerations relating to each party’s ability to execute a transaction with Mural on the timeline desired by the Mural Board. The Mural Board discussed next steps for each of the proposed counterparties. The Mural Board reviewed these factors against the Criteria and directed members of Mural management and representatives from Lucid to continue conversations with these counterparties with the Criteria in mind.

Between June 9, 2025 and June 24, 2025, members of Mural management and representatives from Arthur Cox, WilmerHale and Lucid discussed the initial proposal and the proposed response to Bidder. On June 24, 2025, Mural sent a revised draft of the non-biding indication of interest to Bidder, which focused on setting a base price (to be based upon a to-be-agreed net cash target) and, to comply with the Irish Takeover Rules, providing that there would be no minimum net cash closing condition. Mural’s response also clarified the proposed structure of the transaction, which would be a scheme of arrangement under the Irish Companies Act, and outlined other requirements under Irish Takeover Rules, such as a cash confirmation to be obtained by Bidder prior to any transaction. Mural’s response agreed to the 30-day exclusivity proposal, but made clear that the exclusivity period would expire if there was an adverse change in the economics of Bidder’s offer.

During this period, following the series of management presentations and after concluding further diligence that the transaction structures and terms proposed by the reverse merger counterparties did not, in the judgment of the Mural Board and management, provide a meaningful opportunity to deliver value to Mural Shareholders, the Mural Board determined to deprioritize further evaluation of reverse merger opportunities. The Mural Board directed Lucid to focus its efforts on potential financial buyers, and accordingly, terminated discussions with Party A, Party B and Party C. Subsequently, discussions with Party G were terminated due to the inability to obtain initial financing necessary to consummate a cash acquisition.

During this period, Mural management also engaged, and through the date hereof continues to engage, in discussions with various counterparties regarding potential sales, licenses or other monetization of its remaining assets and intellectual property, consistent with an orderly wind-down of its business.

On June 19, 2025, Party H informed Mural that it was no longer interested in pursuing a potential transaction, citing concerns regarding the anticipated timeline of Mural’s process and their inability to conduct the level of diligence required to submit a definitive proposal.

On July 2, 2025, Bidder sent Mural a revised draft of the non-binding indication of interest. In this draft, following alignment on the structure of a potential transaction, Bidder proposed that Bidder’s expenses (not to exceed $1.75 million) and an additional $5 million be deducted from the value to be received by Mural’s shareholders in the transaction (in each case to be measured based upon Mural’s estimated net cash at the closing of the transaction). Bidder also modified its proposal relating to exclusivity, by adding a provision that would extend the initial 30-day exclusivity period by 10-day periods if the parties were still engaged in negotiations.

On July 7, 2025, Mural sent a revised draft of the non-binding indication of interest to Bidder. After discussing with management and its advisors, Mural’s revised draft removed the automatic extension of the exclusivity period in the event the parties were still in negotiations and otherwise retained the terms in Bidder’s July 2, 2025 non-binding indication of interest.

Between July 2, 2025, when Bidder delivered Mural a draft non-binding indication of interest, and July 29, 2025, when the document was executed, Lucid engaged in regular discussions with the Bidder management team regarding process updates, anticipated timing and the potential adjustments to the terms in the indication of interest in connection with the exchange of non-binding indications of interest.

On July 8, 2025, representatives of Mural, together with Lucid, participated in a call with representatives of Party F to further discuss a potential cash acquisition. During the call, the parties addressed various outstanding diligence items, including the expected cash per share value of the proposed transaction, considerations relating to the shareholder voting process, transaction-related mechanics, potential issues under the jurisdiction of the Irish Takeover Panel, as well as matters concerning Mural’s available Net Cash including discussions with vendors and manufacturing facilities.

On July 11, 2025, Bidder provided another revised draft of the non-binding indication of interest, with the primary change being the inclusion of the extension to the base exclusivity period and all other terms remaining the same from Mural’s July 7, 2025 draft non-binding indication of interest.

On July 13, 2025, Mural received a non-binding acquisition proposal from Party F. Party F’s proposal was to acquire 100% of the outstanding equity interests of Mural for a value to Mural’s shareholders to be equal to Mural’s net cash at the closing of the transaction (defined broadly in the proposal as cash, cash equivalents and marketable securities, less residual liabilities, transaction costs (including Party F’s transaction costs)) and specified post-closing costs, and further less $5 million. On July 14, 2025, Mural reviewed this non-binding acquisition proposal with members of management and its advisors and obtained feedback from the Mural Board. The Mural Board encouraged Mural management to continue conversations with Party F at that time.

On July 15, 2025, Mural sent a revised draft of the non-binding acquisition proposal to Party F for its review and consideration. In particular, Mural sought to revise and clarify a number of the proposed transaction’s terms, including to narrow the deduction for post-closing wind-down costs, to provide, as required under the Irish Takeover Rules, that there would be no minimum net cash closing condition, to provide that the structure would be a scheme of arrangement under the Irish Companies Act, and to provide for cash confirmation of the cash component of the purchase price in accordance with the Irish Takeover Rules.

On July 17, 2025, Party F submitted a revised draft of the non-binding acquisition proposal, which revised certain of the key terms as proposed by Mural. In particular, Party F’s updated draft included a minimum net cash closing condition (and proposed to approach the Irish Takeover Panel for approval of this condition) and a requirement that Party F be satisfied that no minimum price obligation would arise under the Irish Takeover Rules based upon Party F’s prior open market purchases of Mural Shares.

On July 24, 2025, Party F communicated to Mural that it would not be submitting an updated acquisition proposal at this time, citing Mural’s share price at that time and expected net cash at any potential closing of a transaction.

On July 29, 2025, Mural and Bidder executed a non-binding indication of interest for a transaction between Bidder and Mural, reflecting: (i) a valuation of Mural based upon an estimated base price of $38 million (based on Mural’s estimated net cash at the closing of the transaction, with 100% of any excess net cash to be additional to the base price), as well as a $4.5 million deduction (reflecting a deduction that the Mural Board determined to be appropriate for transactions of this nature, down from the $6.75 million initially proposed by Bidder) and a $1 million deduction for Bidder’s transaction costs; (ii) that the transaction would be structured as a scheme of arrangement under the Irish Companies Act; (iii) that the parties would seek to enter into a transaction by August 11, 2025, with a 15-day exclusivity provision (which contained a 10-day extension if the parties were still negotiating at such time; (iv) a net cash framework of cash and cash equivalents, net of transaction expenses, wind-down expenses and legacy liabilities and (v) no minimum net cash closing condition.

On August 1, 2025, representatives of WilmerHale sent a first draft of the Transaction Agreement to representatives of Gibson, Dunn & Crutcher LLP (“Gibson Dunn”), outside U.S. counsel to Bidder and Mason Hayes & Curran LLP, outside Irish counsel to Bidder, including the following terms: (i) a valuation of Mural based upon an estimated base price of $38 million (based on Mural’s estimated net cash at the closing of the transaction, with 100% of any excess net cash to be incremental to the base price in the form of an additional purchase price per share as finally determined in connection with the final calculation of net cash), as well as a $4.5 million deduction and a $1 million deduction for Bidder’s transaction costs; (ii) a definition of net cash that included additions for prepaid expenses, receivables and deposits, and deductions for indebtedness, contractual obligations, and transaction expenses; (iii) an expense reimbursement of up to 1% of the base purchase price in favor of Bidder if Mural were to terminate the Transaction Agreement in order to enter into a Target Alternative Proposal (as defined in the Transaction Agreement) or if the Mural Board were to change its recommendation to enter into the Transaction Agreement, as well as other customary payment triggers and (iv) typical closing conditions for a scheme of arrangement, which, for the avoidance of doubt, did not include a minimum net cash condition.

On August 4, 2025, Mural announced that, as of June 30, 2025, Mural had approximately $77.1 million in cash and cash equivalents and that it estimated that, absent a transaction or other strategic alternative by December 31, 2025, its cash and cash equivalents as of such date would be approximately $43 to $48 million. Mural’s estimate reflected anticipated costs to be incurred in connection with finalization of the discontinuation of Mural’s remaining activities and expected residual operating expenses (e.g. lease expense, research and development costs, salary and benefits for remaining employees, insurance costs and other general and administrative expenses).

On August 7, 2025, representatives of Gibson Dunn sent to representatives of WilmerHale a revised draft of the Transaction Agreement, including the following terms and comments (and subject to Bidder’s ongoing due diligence): (i) a question of the most efficient way to structure the additional consideration (and whether a contingent value right was a feasible alternative), (ii) a revision of the expense reimbursement payment of up to 1% of the base purchase price and any additional price per share, if applicable, (iii) revisions to the definition of net cash to require specificity around the payables / receivables that Mural would receive the benefit of in its net cash calculation and a new deduction for post-closing costs (defined as costs associated with the wind-down and other post-closing costs that would reduce usable net cash), and (iv) additional restrictions on Mural management’s operation of Mural in the period between signing and closing of the transaction (and expansion of the actions requiring Bidder’s consent).

On August 10, 2025, representatives of WilmerHale sent to representatives of Gibson Dunn a revised draft of the Transaction Agreement, including the following terms and revisions: (i) following a discussion by the parties, a revised framework whereby the parties would agree to a $5.5 million deduction to net cash (rather than having a separate deduction for Bidder’s transaction expenses, which was removed from the draft) and (ii) a narrowed (more limited) definition of estimated post-closing costs (a deduction to closing net cash) to tie the deductions to monetary obligations and removing duplicative contractual reductions.

From July 29, 2025 through August 19, 2025, representatives of WilmerHale and Arthur Cox, at the direction of Mural management and the Mural Board, and Gibson Dunn exchanged drafts and participated in discussions regarding the terms of the Transaction Agreement and related documents (including the Rule 2.7 Announcement and all other documents required in connection with the transaction). The items negotiated with respect to the Transaction Agreement and related documents included, among other things: the representations and warranties to be made by the parties; the calculation of net cash, including the determination of Estimated Closing Net Cash of $36.2 million; the restrictions on the conduct of the parties’ businesses until completion of the transaction; the definition of material adverse effect; the conditions to completion of the Transaction Agreement; the timing of filing the proxy statement relating to the transaction; and the remedies available to each party under the Transaction Agreement, including the triggers and values of the expense reimbursement payable to Bidder and the outside date for the proposed transaction.

Throughout this period, Arthur Cox engaged with the Irish Takeover Panel on a number of occasions in relation to the application of the Irish Takeover Rules to both the Strategic Evaluation and the proposals received by various parties in connection therewith. This engagement resulted in Mural receiving a number of derogations, dispensations and consents from the Irish Takeover Panel, including but not limited to consent to the inclusion of the expense reimbursement provisions in the Transaction Agreement.

On August 18, 2025, the Mural Board held a meeting at which members of Mural, representatives of Lucid, Arthur Cox and WilmerHale were present. During the meeting, the Mural Board discussed with representatives of Arthur Cox the Mural Board’s fiduciary duties under Irish law in the context of considering the proposals and the director responsibilities for information contained in the Rule 2.7 Announcement under the Irish Takeover Rules. Representatives of Arthur Cox and WilmerHale discussed process and anticipated timing, summarized the transaction structure and the terms of the proposed Transaction Agreement, the expense reimbursement provisions therein, the conditions appendix, the irrevocable undertakings of the Mural Board, and the Rule 2.7 Announcement to be issued jointly by Mural and Bidder. Members of Mural management discussed with the Mural Board, Mural’s evaluation of strategic alternatives, including the potential alternative transactions the Mural Board considered as well as its discussion of a potential wind-down and liquidation of Mural (and the relevant considerations in connection with each alternative). Representatives of Lucid then made a financial presentation to the Mural Board and, at the request of the Mural Board, Lucid rendered its oral opinion, which were confirmed by delivery of a written opinion dated August 18, 2025, to the Mural Board to the effect that, as of that date, and based upon and subject to the assumptions made, procedures followed, matters considered and qualifications and limitations on the scope of the review undertaken by Lucid as set forth in the Opinions, the consideration to be received by the holders of Mural Shares was fair, from a financial point of view, to such holders of Mural Shares, in respect of the Lucid U.S. Opinion, and, the financial terms of the acquisition were fair and reasonable as far as the Mural Shareholders are concerned, in respect of the Lucid Irish Opinion. For a detailed discussion of the Opinions, please see the section entitled “—Opinions of Lucid Capital Markets, LLC.” The Mural Board then discussed various considerations with respect to the proposed transaction, including those risks discussed in previous meetings and as summarized in the section entitled “—Mural’s Reasons for the Acquisition.” The Mural Board and Mural management discussed these and other considerations in comparison with proceeding with a wind-down of Mural’s regular business operations and a subsequent liquidation of Mural and concluded that, based on a review of the proposed Bidder transaction and the terms of the Transaction Agreement and other agreements, the Opinions rendered by Lucid, and discussions among the Mural Board at prior meetings, pursuing the Bidder transaction on the terms set forth in the Transaction Agreement and related agreements were in the best interests of Mural and the Mural Shareholders. Following such discussion, the Mural Board resolved that (i) the terms of the Acquisition as contemplated by the Transaction Agreement are fair and reasonable; (ii) the entry into the Transaction Agreement by Mural and the arrangements provided for by the expense reimbursement provisions therein and the performance by Mural of its obligations under the Transaction Agreement are in the best interests of Mural and the Mural Shareholders; and (iii) the Mural Board intends, subject to the terms and conditions of the Transaction Agreement, to recommend to the Mural Shareholders that they vote in favor of the Scheme Meeting Resolution and the EGM Resolutions.

On the morning of August 20, 2025, prior to the opening of trading on Nasdaq, the parties executed the Transaction Agreement and Mural and Bidder issued the Rule 2.7 Announcement pursuant to the Irish Takeover

Rules announcing entry into the Transaction Agreement. Mural also filed a current report on Form 8-K with the SEC announcing, among other things, the execution of the Transaction Agreement.

Recommendation of the Mural Board and Mural’s Reasons for the Acquisition

At its meeting on August 19, 2025, the Mural Board, which has been so advised by Lucid Capital Markets, LLC, as financial advisor and Rule 3 advisor to Mural, as to the financial terms of the Acquisition, approved the Transaction Agreement and determined that the Transaction Agreement and the transactions contemplated by the Transaction Agreement, including the Scheme, are in the best interests of Mural and the Mural Shareholders and that the terms of the Scheme are fair and reasonable to the Mural Shareholders.

The Mural Board unanimously recommends that Mural shareholders vote:

•	“FOR” the Scheme Meeting Resolution at the Scheme Meeting;

•	“FOR” the Scheme Meeting Adjournment Resolution at the Scheme Meeting;

•	“FOR” the Scheme Approval Resolution at the EGM;

•	“FOR” the Articles of Association Amendment Resolution at the EGM; and

•	“FOR” the EGM Adjournment Resolution at the EGM.

Mural’s Reasons for the Acquisition

The Mural Board carefully considered the Transaction Agreement and the Acquisition, consulted with senior management and outside legal and financial advisors at various times, and took into account the reasons enumerated below (which are not in any relative order of importance).

Financial Terms of the Acquisition and Certainty of Value. The Mural Board considered the aggregate value and form of the Scheme Consideration to be received in the Acquisition by the Mural Shareholders, and considered:

•

the current and historical market prices of the Mural Shares and the fact that the Scheme Consideration represents a premium of: (i) approximately 13.1% to Mural’s closing share price of $1.80 on August 19, 2025, being the Business Day immediately before the date on which the Rule 2.7 Announcement was released and (ii) approximately 97.6% to Mural’s undisturbed closing share price of $1.03 on April 14, 2025 (being the last business day prior to the announcement of the commencement of the strategic review by the Mural Board on April 15, 2025);

•

the Mural Board’s belief that (i) as a result of an active negotiating process, Mural had obtained Bidder’s best offer and (ii) there was substantial risk of losing Bidder’s final offer of up to $2.24 per Mural Share if Mural continued to pursue a higher price;

•

the fact that Mural, with the assistance of its financial advisors, carried out a review of Mural’s strategic alternatives that enabled it to (i) identify and contact certain strategic parties that were likely to be interested in acquiring Mural and had the ability to finance and complete an acquisition of this size for cash, (ii) engage in discussions with Bidder and other counterparties regarding a potential acquisition of Mural and (iii) negotiate transaction terms that were beneficial to the Mural Shareholders and comply with the Irish Takeover Rules (as more fully described in the section above entitled “—Background of the Acquisition”);

•

the fact that the Scheme Consideration is payable solely in cash, which allows Mural Shareholders to realize immediate and certain value of at least the Base Price Per Share in respect of their Mural Shares;

•

that the Acquisition represents the most effective route to deliver a timely return of value for Mural Shareholders, relative to a protracted and/or delayed process for a voluntary liquidation of Mural which would likely not be completed until the end of 2028 at the earliest (as more fully described in the section entitled “—Mural Management Liquidation Analysis”); and

•

the oral opinion of Lucid rendered to the Mural Board, subsequently confirmed in writing by delivery of its written opinions, each dated August 19, 2025, that, as of the date of such opinions and based upon and subject to the factors and assumptions set forth in its written opinions, the Scheme Consideration to be received by the Mural Shareholders (other than shares owned by Bidder, Sub or any subsidiaries of Bidder) was fair, from a financial point of view, to the Mural Shareholders (as more fully described in the section of this proxy statement entitled “—Opinion of Lucid Capital Markets, LLC”). The full text of the written opinions of Lucid, each dated August 19, 2025, has been included as Annex C to this proxy statement and is incorporated herein by reference.

Likelihood and Speed of Consummation of the Acquisition. The Mural Board considered the likelihood that the Acquisition will be consummated in a timely manner, including:

•	the financial strength of Bidder and the fact that it had sufficient cash on hand to finance the Acquisition;

•	the business reputation and capabilities of Bidder, including Bidder’s track record of successfully completing acquisitions of other businesses;

•	that an alternative form of transaction, such as a reverse takeover, presents additional execution risk and is unlikely to result in a superior value proposition for Mural Shareholders;

•	the likelihood of obtaining required regulatory approvals;

•

the limited nature of the conditions to Bidder’s obligations to consummate the Acquisition, which provide a high degree of likelihood that the Acquisition will be consummated, as described in more detail in the section of this proxy statement entitled the “Transaction Agreement;” and

•

the Acquisition being structured as a scheme of arrangement under Chapter 1 of Part 9 of the Companies Act, pursuant to which Sub will acquire the entire issued and to be issued ordinary share capital of Mural, with the expected result that a relatively short period will elapse before Mural Shareholders receive the Scheme Consideration, and in which Mural Shareholders who do not attend or vote at the special meetings will receive the same Scheme Consideration received by those Mural Shareholders who attended or voted at the special meetings.

Opportunity to Receive Unsolicited Alternative Proposals, Terminate the Transaction Agreement in Order to Accept a Superior Proposal. The Mural Board considered the following:

•

Mural’s right, subject to the terms of the Transaction Agreement, to respond to and negotiate unsolicited acquisition proposals that are received prior to the approval of the Acquisition by Mural Shareholders at the special meetings;

•

the provision in the Transaction Agreement allowing the Mural Board to, subject to its compliance with the applicable provisions of the Transaction Agreement, terminate the Transaction Agreement in order to accept and enter into a definitive agreement with respect to an unsolicited superior proposal, subject to Mural reimbursing Bidder for an amount up to and not more than 1% of the aggregate value of the Scheme Consideration payable with respect to the Mural Shares in connection with the Acquisition or, if the Additional Price Per Share has not been determined in accordance with the terms of the Transaction Agreement at such time, the aggregate value of the Base Price Per Share payable with respect to the Mural Shares in connection with the Acquisition, of all documented, specific and quantifiable third-party costs and expenses incurred, directly or indirectly, by Bidder or its subsidiaries or on their behalf, for the purposes of, in preparation for, or in connection with the Acquisition; and

•

the ability of the Mural Board under the Transaction Agreement to withdraw or modify its recommendation that Mural Shareholders vote in favor of the Scheme in certain circumstances, including in connection with a superior proposal or development constituting a company intervening event, in each case, if the Mural Board determines in good faith, after consultation with its financial advisor and outside legal counsel, that the failure to take such action would be inconsistent with its directors’ fiduciary duties under applicable laws;

The Mural Board also considered a variety of risks and other potentially negative reasons in determining whether to approve the Transaction Agreement and the Acquisition, including the following:

•

the interests of Mural’s executive officers and directors and the fact that Mural’s executive officers and directors may be deemed to have interests in the Acquisition, including the Scheme, that may be different from or in addition to those of Mural Shareholders, generally, as described in the section of this proxy statement entitled “—Interests of Certain Persons in the Acquisition;”

•

the risk that the Acquisition is not consummated in a timely manner or at all and the effect of a resulting public announcement of the termination of the Transaction Agreement (other than in connection with a superior proposal) on:

•

the trading price of Mural Shares, which could be adversely affected by many factors, including (i) the reason the Transaction Agreement was terminated and whether such termination results from factors adversely affecting Mural, (ii) the possibility that the marketplace would consider Mural to be an unattractive acquisition candidate and (iii) the possible sale of Mural Shares by investors following the announcement of a termination of the Transaction Agreement;

•	Mural’s ability to retain key personnel and the possible loss of key personnel during the pendency of the Acquisition; and

•	Mural’s financial position, particularly in light of the significant transaction and opportunity costs expended attempting to consummate the Acquisition;

•

the effect of the non-solicitation provisions of the Transaction Agreement that restrict Mural’s ability to solicit or, subject to certain exceptions, engage in discussions or negotiations with third parties regarding a proposal to acquire Mural, and the fact that, upon termination of the Transaction Agreement under certain specified circumstances, Mural will be required to reimburse Bidder of certain documented, specific and quantifiable third-party costs and expenses;

•	the fact that the gain realized by Mural Shareholders as a result of the Acquisition generally will be taxable to the shareholders for U.S. federal income tax purposes;

•

the effect of the restrictions in the Transaction Agreement on the conduct of Mural’s business prior to the consummation of the Acquisition, which may delay or prevent Mural from pursuing an alternative strategic transaction, or other actions Mural would otherwise take absent the pending Acquisition; and

•	other risks of the type and nature as further described in the section of this proxy statement entitled “Cautionary Statement Regarding Forward-Looking Statements.”

In light of these various reasons and having weighed the risks, uncertainties, restrictions and potentially negative reasons associated with the Scheme and Acquisition with the potential benefits of the Scheme and the Acquisition, the Mural Board determined to accept the terms of the offer received from Bidder of $2.035, and up to $2.24, per Mural Share, resolved that such offer was in the best interests of Mural and the Mural Shareholders, and thereby approved the Acquisition and the execution and delivery of the Transaction Agreement and resolved to recommend to the Mural Shareholders that they approve the Acquisition.

The foregoing discussion of the Mural Board’s reasons for its recommendation that Mural Shareholders approve the Acquisition is not meant to be exhaustive, but addresses the material information and reasons considered by the Mural Board in connection with its recommendation. In view of the wide variety of factors considered in connection with the evaluation of the Acquisition and the complexity of these matters, the Mural Board did not find it practicable to, and did not, quantify or otherwise assign relative weights to the specific reasons considered in reaching its determination and recommendation. Rather, Mural’s directors made their determinations and recommendations based on the totality of the information presented to them, and the judgments of individual members of the Mural Board may have been influenced to a greater or lesser degree by different reasons. In arriving at their respective recommendations, the members of the Mural Board also considered the interests of Mural’s executive officers and directors as described under “—Interests of Certain Persons in the Acquisition.”

Mural Management Liquidation Analysis

The Mural Board considered various options to maximize value to the Mural Shareholders, including ongoing analysis of the potential benefits, costs and timelines of a liquidation of Mural and distribution of remaining assets to Mural Shareholders. Mural management and the Mural Board discussed a range of considerations under Mural’s existing agreements and Irish law with respect to the potential viability of such a liquidation. To assist the Mural Board’s analysis and decision with respect to whether to approve the Transaction Agreement and to recommend that the Mural Shareholders approve the Scheme and the Acquisition, in August 2025 Mural management prepared a financial analysis of the potential value per Mural Share that might be realized in a liquidation at various points in time (the “Liquidation Value Model”) as an alternative to pursuing the Acquisition. In conducting this analysis, Mural management determined the implied equity value of Mural Shares in a liquidation to be equal to the present value of the amount of cash available for distribution to Mural Shareholders in a statutory liquidation of Mural in accordance with applicable law. Under Irish law, when a company enters liquidation, its assets must first be used to satisfy all liabilities before any surplus may be distributed to shareholders. The liabilities that may be admitted in an Irish liquidation include not only present liabilities but also future and contingent liabilities. Accordingly, prior to making any distribution to Mural Shareholders, a liquidator would have needed to be satisfied either that Mural had no such contingent or future liabilities or that sufficient assets had been retained, or other provision put in place, to meet any such liabilities that may have arisen. Because of these limitations and requirements, Mural management concluded that December 31, 2028 was the earliest date that a liquidation could be commenced given the complexities associated with a liquidation of Mural, including considerations related to obligations under the tax matters agreement (the “Tax Matters Agreement”) Mural entered into with Alkermes plc (“Alkermes”), its former parent company, on November 13, 2023 in connection with Mural’s separation from Alkermes (the “Separation”).

The Tax Matters Agreement, among other things, imposes restrictions on Mural (including restrictions on share issuances, business combinations, sales of assets and similar transactions) that are designed to preserve the tax-free status of the distribution of Mural Shares to the Alkermes shareholders in connection with the Separation (the “Distribution”), together with certain related transactions. In particular, under the Tax Matters Agreement, if the Separation and Distribution fail to qualify as transactions that are tax-free for U.S. federal income tax purposes, then to the extent that such failure results from certain actions, omissions or failures to act by Mural, then Mural is obligated to indemnify Alkermes for any resulting taxes, interest, penalties and other costs. Mural’s indemnification obligations to Alkermes under the Tax Matters Agreement are not limited in amount or subject to any cap. Despite Mural’s determination that it was unlikely for there to be meaningful liability to Alkermes under the Tax Matters Agreement, in light of Mural’s substantial theoretical liability under the Tax Matters Agreement and the time period during which the Internal Revenue Service could bring a tax enforcement action against Alkermes under the applicable statute of limitations (estimated as at least three years from October 2026), Mural management determined that a liquidator, acting pursuant to relevant Irish law, may be unwilling to complete a liquidation and distribute all residual cash to the Mural Shareholders prior to December 31, 2028 (assuming no claims had been made by that date, and no earlier than resolution of any claims made under the Tax Matters Agreement).

Furthermore, Mural management estimated that, after considering the payment of estimated wind down expenses, including research and development expenses, legal and accounting fees, insurance obligations, lease payoff, and severance and retention costs, among others, approximately $47.3 million in cash and cash equivalents would be available for liquidation as of December 31, 2028. These calculations resulted in an estimated present value as of an assumed liquidation date of December 31, 2028 of approximately $2.67 per Mural Share, based on an assumed total number of outstanding Mural Shares of approximately 17.7 million as of such date. Lucid conducted an analysis to discount the projected per share payment from December 31, 2028 to December 31, 2025 using a discount range of 5% to 7%. This discount range was determined by Lucid and presented to the Mural Board, along with the Liquidation Value Model, on August 19, 2025, and the Mural Board relied on Lucid’s advice with respect to the appropriate discount rate and related analysis. The Lucid discount analysis resulted in an implied estimated present value of the projected per Mural Share payment, as of December 31, 2025, of approximately $40.0 million, or $2.24 per Mural Share, based on the projected shares outstanding as of December 31, 2028. For more information regarding the Lucid analysis, see “Opinion of Lucid Capital Markets, LLC—Other Information—Liquidation Analysis.”

The Mural Board additionally considered the uncertainties and risks associated with delaying the liquidation for the necessary time period, including that the expenses to Mural during such time period could be greater than estimated. The timing of the distribution, if any, and the actual amount of remaining cash that would be available for distribution to Mural Shareholders in connection with a liquidation, if any, would depend on factors such as the actual expenses incurred, the amount of wind-down costs, the amount required to settle Mural’s remaining obligations under current contracts, the need to retain employees to facilitate the wind-down, the need to retain the services of outside contractors to assist with the wind-down and the satisfaction by Mural of its remaining obligations (including obligations to continue SEC filings), and the need to retain funds beyond an initial distribution for unknown or contingent liabilities, each of which could be material and the total amount of which cannot currently be estimated. There can be no assurance that any fees, expenses, contingencies or other obligations that Mural may incur will be within the range of estimated amounts provided in the Liquidation Value Model, that the Liquidation Value Model accounts for all possible such fees, expenses, contingencies or other obligations of Mural or that the estimated distribution would be realized at the estimated amounts, if at all.

PRESENT LIQUIDATION VALUE PER SHARE

	Aug-25	Sep-25	Oct-25	Nov-25	Dec-25	Dec-2026	Dec-2027	Dec-2028	Dec-2029
Beginning cash balance	$63,779,852	$60,437,420	$59,753,835	$58,869,332	$57,739,002	$56,010,002	$54,640,002	$53,270,002	$51,900,002
Less liabilities	120,000	120,000	120,000	120,000	40,000	40,000	40,000	40,000	40,000

Free cash	$63,659,852	$60,317,420	$59,633,835	$58,749,332	$57,699,002	$55,970,002	$54,600,002	$53,230,002	$51,860,002
Wind down expenses
R&D expenses/refunds	(1,532,423)	674,528	516,209	292,336	—	—	—	—	—
G&A expenses	(640,173)	(327,802)	(754,711)	(340,187)	—	—	—	—	—
Legal expenses	(2,450,000)	(2,450,000)	(2,450,000)	(2,450,000)	(2,450,000)	(2,450,000)	(2,450,000)	(2,450,000)	(2,450,000)
D&O tail	(1,500,000)	(1,500,000)	(1,500,000)	(1,500,000)	(1,500,000)	(1,500,000)	(1,500,000)	(1,500,000)	(1,500,000)
Accounting fees	(64,000)	(79,000)	(94,000)	(159,000)	(459,000)	(100,000)	(100,000)	(100,000)	(100,000)
Release of restricted cash	1,968,792	1,968,792	1,968,792	1,968,792	1,968,792	1,968,792	1,968,792	1,968,792	1,968,792
Severance and retention	(4,691,056)	(4,599,287)	(4,193,736)	(4,193,736)	(3,824,689)	(3,824,689)	(3,824,689)	(3,824,689)	(3,824,689)
Lease payoff	(5,704,509)	(4,966,212)	(4,227,915)	(3,489,617)	(2,751,319)	(2,013,021)	—	—	—
Other expenses	(75,000)	(75,000)	(75,000)	(75,000)	(75,000)	(75,000)	(75,000)	(75,000)	(75,000)

Cash available for liquidation	$48,971,483	$48,963,439	$48,823,474	$48,802,920	$48,607,786	$47,976,084	$48,619,105	$47,249,105	$45,879,105
Number of shares outstanding	17,324,771	17,324,771	17,346,611	17,364,865	17,374,464	17,535,152	17,698,844	17,698,844	17,862,536

Present per share deal value	$2.827	$2.826	$2.815	$2.810	$2.798	$2.736	$2.747	$2.670	$2.568

The Liquidation Value Model included in this proxy statement has been prepared by, and is the responsibility of, Mural management. PricewaterhouseCoopers LLP, Mural’s independent auditor, has not audited, reviewed, examined, compiled nor applied agreed-upon procedures with respect to the Liquidation Value Model and, accordingly, PricewaterhouseCoopers LLP does not express an opinion or any other form of assurance with respect thereto. The PricewaterhouseCoopers LLP report included in Annex D relates to Mural’s previously issued financial statements. It does not extend to the Liquidation Value Model and should not be read to do so.

Opinions of Lucid Capital Markets, LLC

Mural retained Lucid to act as its financial advisor and its independent advisor for the purposes of Rule 3 of the Irish Takeover Rules in connection with a potential sale of Mural and to provide financial advice and assistance and, upon the request of Mural, to render financial opinions in connection therewith in respect of U.S. legal matters (the “Lucid U.S. Opinion”) and Irish legal matters (the “Lucid Irish Opinion” and, together with the Lucid U.S. Opinion, the “Opinions”). Mural selected Lucid to act as its financial advisor based on Lucid’s qualifications, expertise and reputation and its knowledge of and involvement in recent transactions in Mural’s industry. On August 19, 2025, Lucid rendered its oral opinions, which were subsequently confirmed in writing, to the Mural Board to the effect that, as of that date, and based upon and subject to the assumptions made, procedures followed, matters considered and qualifications and limitations on the scope of the review undertaken by Lucid as set forth in the Opinions, the consideration to be received by the holders of Mural Shares was fair, from a financial point of view, to such holders of Mural Shares, in respect of the Lucid U.S. Opinion, and, the terms of the acquisition are fair and reasonable as far as the Mural Shareholders are concerned, in respect of the Lucid Irish Opinion.

The full text of the Opinions of Lucid delivered to the Mural Board, each dated as of August 19, 2025, which set forth, among other things, the assumptions made, procedures followed, matters considered and qualifications and limitations on the scope of the review undertaken by Lucid in rendering its Opinions, is attached to this proxy statement as Annex C and incorporated by reference into this proxy statement in its entirety. The summary of the Opinions of Lucid in this proxy statement is qualified in its entirety by reference to the full text of the Opinions. Mural Shareholders are urged to, and should, read Lucid’s Opinions carefully and in their entirety. Lucid’s Opinions were directed solely to the Mural Board and addressed only the fairness, from a financial point of view, of the consideration to be received by Mural Shareholders. Lucid did not express any view on, and the Opinions do not address, any other term or aspect of the Transaction Agreement or the Acquisition. Lucid’s Opinions did not address the relative merits of the Acquisition as compared to business or financial strategies that might otherwise be available to Mural, or the underlying business decision of Mural to enter into the Transaction Agreement or proceed with any other transaction contemplated by the Transaction Agreement. Lucid’s Opinions do not constitute an opinion or recommendation as to how the Mural Shareholders should vote at the special meetings to be held in connection with the Acquisition.

For purposes of rendering the Opinions, Lucid has, with Mural’s consent, assumed that (i) for analytical purposes, the Closing Net Cash as of the Closing Net Cash Date, as finally determined in accordance with the Transaction Agreement, will be $36.2 million, (ii) the Base Price per Share will be $2.035, and (iii) following execution of the Transaction Agreement, an Additional Price per Share, if any, will be calculated and become payable to holders of Mural Shares to the extent the Cash Amount Per Share (i.e., Closing Net Cash as of the Closing Net Cash Date divided by the Mural Outstanding Shares) exceeds the Base Price per Share, it being understood that such Additional Price per Share shall not be a negative amount and is subject to a maximum amount of $0.205 per Mural Share. For purposes of the Opinions: “Cash Amount” means (i) an amount in equal to $2.035 per Share, plus (ii) an additional amount of cash up to $0.205 per Share.

In connection with the Opinions, Lucid took into account an assessment of general economic, market and financial conditions as well as its experience in connection with similar transactions and securities valuations generally and, among other things. The following review and analyses by Lucid formed the basis of the Opinions:

•	Review of a draft of the Transaction Agreement and the Rule 2.7 Announcement, which was the most recent draft made available to Lucid prior to delivery of the Opinions;

•

Review and analysis of certain publicly and non-publicly available financial and other information for Mural, including a review of (i) an analysis of Estimated Closing Net Cash prepared by Mural and (ii) the current and historical market prices of Mural Shares;

•	Review and analysis of certain financial terms of the Acquisition as compared to the publicly available financial terms of certain selected cash acquisitions that Lucid deemed relevant;

•	Review and analysis of the potential value to shareholders and the related process complexities involved in effecting a liquidation of Mural;

•	Discussion with certain members of the management of Mural regarding the historical and current business operations, financial condition and prospects of Mural; and

•

Review and analysis of such other information and such other factors, and conduction of such other financial studies, analyses and investigations, as Lucid deemed relevant for purposes of the Opinions.

In arriving at its opinions, Lucid assumed and relied upon, without independent verification, the accuracy and completeness of the information that was publicly available or supplied or otherwise made available to Lucid by Mural, which formed a substantial basis for Lucid’s Opinions. To the extent that the information reviewed by Lucid includes estimates and forecasts of future performance prepared by or reviewed with management of Mural, Lucid assumed that such estimates and forecasts were reasonably prepared in good faith on a basis reflecting the best then currently available estimates and judgments of the management of Mural. Lucid expressed no opinion with respect to such estimates and forecasts.

In addition, Lucid assumed that the Acquisition will be consummated in accordance with the terms set forth in the Transaction Agreement without any waiver, amendment or delay of any terms or conditions, including, among other things, that the definitive Transaction Agreement will not differ in any material respect from the draft thereof furnished to Lucid on August 19, 2025. Lucid assumed that in connection with the receipt of all the necessary governmental, regulatory or other approvals and consents required for the Acquisition, no restrictions will be imposed, or waivers made that would have a material adverse effect on Mural, Bidder or the contemplated benefits expected to be derived in the Acquisition. In the Lucid Irish Opinion, Lucid assumed that the Scheme will be sanctioned by the High Court of Ireland in accordance with Part 9, Chapter 1 of the Companies Act, and that all applicable requirements of the Irish Takeover Rules will be complied with in full. Lucid is not a legal, tax or regulatory advisor. Lucid is a financial advisor only and relied upon, without independent verification, the assessment of Mural and its legal, tax, or regulatory advisors with respect to legal, tax or regulatory matters. Lucid expressed no opinion with respect to the fairness of the amount or nature of the compensation to any of Mural’s officers, directors or employees or any class of such persons, relative to the consideration to be received by the holders of Mural Shares in the Acquisition. Lucid did not make any independent valuation or appraisal of the assets or liabilities of Mural, nor was it furnished with any such valuations or appraisals. Lucid’s Opinions are necessarily based on financial, economic, market and other conditions as in effect on, and the information made available to Lucid as of the date of such Opinions. Events occurring after their issuance date may affect Lucid’s opinions and the assumptions used in preparing them, and Lucid did not assume any obligation to update, revise or reaffirm its opinions.

Summary of Financial Analyses

The following is a summary of the material financial analyses prepared by Lucid and reviewed with the Mural Board in connection with its opinions, which were delivered orally to the Mural Board on August 19,

2025, and subsequently confirmed in Lucid’s Opinions, each dated August 19, 2025. For purposes of the analyses described below, Lucid was directed to rely upon an Estimated Closing Net Cash amount of $36.2 million, calculated as set forth in the Transaction Agreement (the “Estimated Closing Net Cash Analysis”) and the liquidation analysis of Mural, as furnished and approved by management for use by Lucid (the “Liquidation Analysis”), as described in more detail under “—Mural Management Liquidation Analysis”. The summary set forth below describes the material financial analyses performed by Lucid. The order of the financial analyses described below does not represent the relative importance or weight given to those financial analyses by Lucid. The preparation of a fairness opinion is a complex analytical process involving various determinations as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances and, therefore, a fairness opinion is not readily susceptible to summary description. In arriving at its opinions, Lucid did not draw, in isolation, conclusions from or with regard to any factor or analysis that it considered. Accordingly, Lucid believes that its analyses must be considered as a whole and that selecting portions of such analyses and factors without considering all analyses and factors, could create a misleading or incomplete view of the processes underlying Lucid’s financial analyses and its opinions.

Any estimates contained in such analyses are not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less favorable than as set forth below. The assumptions and estimates used in, and the results derived from, the financial analyses are inherently subject to substantial uncertainty. Except as otherwise noted, the following quantitative information, to the extent that it is based on market data, is based on market data as it existed on or before August 19, 2025, and is not necessarily indicative of current market conditions.

Precedent Cash Acquisitions – Transaction Fee Analysis

Lucid reviewed the financial terms, to the extent the information was publicly available, of the most recent qualifying cash transactions of companies in the biopharmaceutical sector in which a bidder company (including a number of transactions implemented by XOMA) acquired “fallen angel” public companies in exchange for a transaction fee, with the purpose of efficiently winding down such companies’ operations and distributing remaining cash or residual assets to shareholders. The precedent transactions referred to below were considered solely for comparative purposes, however, none of the target companies was considered to be directly comparable to Mural. Accordingly, the analysis of these transactions was not deemed to be a purely mathematical exercise but rather one involving complex considerations and professional judgments concerning differences in historical and projected financial and operating characteristics of the companies involved and other factors that could affect the acquisition value and the transaction fees of such companies and Mural to which they are being compared. Accordingly, these precedent transactions should not be viewed as determinative of the consideration payable in the Acquisition. Lucid reviewed each transaction’s offer terms, including the cash per share offered, purchase price, estimated closing net cash and transaction fees. These transactions reviewed, including their respective closing dates (if closed), were as follows below.

Close Date	Company Name	Cash per Share	Purchase Price ($M)	Net Cash ($M)	Transaction Fee ($M)	Fee (% of Net Cash)
Pending	Hillevax	$1.95	$97.8	$103.0	$5.2	5.0%
Pending	Iteos Therapeutics	$10.05	$443.8	$475.0	$31.2	6.6%
8/19/2025	Cargo Therapeutics	$4.38	$203.7	$217.5	$13.8	6.3%
8/14/2025	IGM Biosciences	$1.25	$75.0	$82.0	$7.0	8.6%
7/22/2025	Elevation Oncology	$0.36	$21.3	$26.4	$5.1	19.4%
6/20/2025	Kronos Bio	$0.57	$34.8	$40.0	$5.2	13.1%
5/15/2025	Allakos	$0.33	$29.8	$35.5	$5.7	16.0%
2/14/2024	Theseus Pharmaceuticals	$4.05	$180.8	$187.6	$6.8	3.6%
5/3/2023	Jounce Therapeutics	$1.85	$96.8	$110.0	$13.2	12.0%

The selected precedent cash transactions reflected transaction fees between $5.1 million and $31.2 million. Lucid derived a median transaction fee of $6.8 million and an average of $10.4 million for the selected precedent cash transactions. Using the 25th percentile and the 75th percentile of the transaction fees, Lucid then calculated a range of transaction fees for Mural, which was approximately $5.2 million to $13.5 million as compared to Mural’s transaction fee to Bidder of $5.5 million. For reference, the transaction fee payable in connection with the proposed Acquisition of Mural is inclusive of $1 million of capped transaction related expenses. These comparisons are not intended to be determinative but rather provide context in assessing the reasonableness of the agreed transaction fee considering precedent transactions.

Historical Trading Range

Lucid reviewed the historical trading price of Mural’s ordinary shares over various time periods and compared such trading prices to the proposed per Mural Share consideration of up to $2.24, which is based on an estimated $36.2 million of Closing Net Cash and includes any excess cash (capped at $0.205 per share), subject to adjustment upon final determination of Closing Net Cash. In conducting this analysis, Lucid compared the proposed per Mural Share consideration to Mural’s historical volume-weighted average prices and to Mural’s closing trading price on August 18, 2025. The analysis indicated that the proposed consideration represented a premium to Mural’s then-current trading price. As of August 18, 2025, Mural’s share price closed at $1.82 per share, implying a market capitalization of approximately $31.5 million. The proposed cash consideration of up to $2.24 per share therefore reflected an approximate 23% premium to trading levels.

Liquidation Analysis

Mural advised Lucid that it did not have a standalone business plan and its plan in the absence of a sale or merger of the company was to pursue a liquidation of Mural. Accordingly, Lucid concluded, in the exercise of its professional judgement, that traditional valuation methodologies typically used for purposes of valuing a business as a going concern were not applicable to Mural. Mural management furnished to Lucid the Liquidation Analysis prepared by management as described in more detail under “—Mural Management Liquidation Analysis” and directed Lucid to rely upon the Liquidation Analysis for purposes of its analysis and opinion. The Liquidation Analysis assumed a distribution of cash to holders of Shares as of December 31, 2028, of approximately $47 million or $2.67 per Mural Share. This distribution is referred to in this section as the “Liquidation Payment.”

Lucid compared the Cash Amount of up to $2.24 per Mural Share to the present value of the Liquidation Payment as of December 31, 2028 (the earliest assumed date for a Liquidation given the complexities associated with a liquidation of Mural). For purposes of comparison with an assumed Acquisition closing date of December 31, 2025, Lucid discounted the projected Liquidation Payment from December 31, 2028 to December 31, 2025 using a discount rate of range of 5% to 7%. This discount rate range was determined by Lucid based upon its professional expertise and judgement, as well as reference to benchmarks including the High Yield Index as of August 19, 2025.

This analysis resulted in an implied estimated present value of the Liquidation Payment, as of December 31, 2025, of approximately $40 million, or $2.24 per Mural Share, based on the fully diluted shares outstanding of Mural of approximately 17.7 million as of December 31, 2028, as provided by Mural. However, given the complexities Mural would face in effecting a formal wind-down and liquidation, the process could extend beyond three years before shareholders receive the final cash distributions. For illustrative purposes, if liquidation were delayed by one additional year to December 31, 2029, the implied estimated present value of the Liquidation Payment would decrease to $2.03 per Mural Share.

Lucid then compared the results of the above analysis (i.e., $2.24 per Mural Share based on a 2028 liquidation assumption and $2.03 per Mural Share on a 2029 liquidation assumption) to the Cash Amount of up to $2.24 per Mural Share in the proposed Acquisition, taking into account the material risks and complexities associated with a liquidation process. This analysis is illustrative only and is not intended to predict the actual proceeds that may be received in a liquidation, which could differ materially depending on timing, expenses and other circumstances.

General

The summary set forth above does not purport to be a complete description of all the analyses performed by Lucid. The preparation of a fairness opinion involves various determinations as to the most appropriate and relevant methods of financial analysis and the application of these methods to the particular circumstances. Therefore, such an opinion is not readily susceptible to partial analysis or summary description. Lucid did not attribute any particular weight to any analysis or factor considered by it but rather made qualitative judgments as to the significance and relevance of each analysis and factor. Accordingly, notwithstanding the separate factors summarized above, Lucid believes, and advised the Mural Board, that its analyses must be considered as a whole. Selecting portions of its analyses and the factors considered by it without considering all analyses and factors could create an incomplete view of the process underlying the Opinions. In performing its analyses, Lucid made numerous assumptions with respect to industry performance, business and economic conditions and other matters, many of which are beyond the control of Mural and Bidder. These analyses performed by Lucid are not necessarily indicative of actual values or future results, which may be significantly more or less favorable than suggested by such analyses. In addition, analyses relating to the value of businesses do not purport to be appraisals or to reflect the prices at which businesses or securities may actually be sold. Accordingly, such analyses and estimates are inherently subject to uncertainty, being based upon numerous factors or events beyond the control of the parties or their respective advisors. None of Mural, Bidder, Lucid or any other person assumes responsibility if future results are materially different from those projected. The analyses supplied by Lucid and the Opinions were among several factors taken into consideration by the Mural Board in making its decision to enter into the Transaction Agreement and should not be considered as determinative of such a decision.

Lucid was selected by the Mural Board to render opinions to the Mural Board because Lucid is a nationally recognized investment banking firm and as part of its investment banking business, Lucid is regularly engaged in the valuation of businesses and their securities in connection with mergers, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements and valuations for corporate and other purposes. Pursuant to the Engagement Letter, Lucid has received a fee for rendering the Opinions of $450,000, which is not contingent upon consummation of the Acquisition. In addition, Mural has agreed to reimburse Lucid’s expenses and indemnify Lucid for certain liabilities that may arise out of the engagement. In the two years preceding the date of the Opinions, Lucid did not have a relationship with Mural or its affiliates and did not receive any fees from Mural or any of its affiliates. In the two years preceding the date of the Opinions, Lucid did not have a relationship with Bidder or any of its affiliates and did not receive any fees from Bidder or any of its affiliates. Lucid and its affiliates may in the future seek to provide investment banking or financial advisory services to Mural, Bidder and/or their respective affiliates and would expect to receive fees for the rendering of these services, if provided. In the ordinary course of business, Lucid or certain of its affiliates, as well as investment funds in which Lucid or its affiliates may have financial interests, may acquire, hold or sell long or short positions, or trade or otherwise effect transactions in debt, equity and/or other securities and financial instruments (including bank loans and other obligations) of, or investments in, Mural, Bidder and/or any other party that may be involved in the Acquisition and/or their respective affiliates. Consistent with applicable legal and regulatory requirements, Lucid has adopted policies and procedures to establish and maintain the independence of our research department and personnel. As a result, Lucid’s research analysts may hold views, make statements or investment recommendations and/or publish research reports with respect to Mural and the proposed Acquisition that may differ from the views of Lucid’s investment banking personnel.

The Opinions were reviewed and approved by a fairness opinion committee of Lucid.

Financing

The consummation of the Acquisition is not conditioned upon the consummation of, or the receipt by Bidder or Sub of proceeds from, any debt financing.

Interests of Certain Persons in the Acquisition

In considering the recommendation of the Mural Board with respect to the Transaction Agreement, you should be aware that some of Mural’s directors and executive officers have interests in the Acquisition that are in addition to, or different from, any interests of Mural Shareholders generally. These interests are described in more detail below, and, with respect to the executive officers of Mural, are quantified in the table below. The Mural Board was aware of these interests and considered them when it adopted the Transaction Agreement and approved the Acquisition.

Mural’s current executive officers and their respective positions are as follows:

Name	Position
Caroline Loew, Ph.D.	Chief Executive Officer and President
Adam Cutler	Chief Financial Officer
Vicki Goodman, M.D.	Chief Medical Officer
Maiken Keson-Brookes	Chief Legal Officer

Treatment of Equity Awards

The following table sets forth (i) the number of Mural Shares underlying the Mural Options and Mural RSUs, whether vested or unvested, held by each Mural executive officer and director as of September 8, 2025, the latest practicable date to determine these numbers before the filing of this proxy statement and (ii) the minimum value and maximum value of such equity awards as of such date, determined in each case by multiplying (a) the number of Mural Shares subject to the Mural equity award by (b)(i) in the case of the minimum value, the Base Price Per Share of $2.035 (less the applicable exercise price in the case of a Mural Option) and (b)(ii) in the case of the maximum value, $2.24 per share, which represents the Base Price Per Share of $2.035 plus the maximum possible amount of the Additional Price Per Share of $0.205 (less the applicable exercise price in the case of a Mural Option). For information regarding the beneficial ownership of Mural Shares held by each of Mural’s directors and named executive officers and all of Mural’s directors and executive officers as a group, see the section of this proxy statement entitled “Security Ownership of Management and Certain Beneficial Owners.” Each of Mural’s directors and executive officers shall be entitled to receive, for each Mural Share he or she holds, the same consideration in the same manner as other Mural Shareholders shall receive for a Mural Share in connection with the Acquisition.

Name	Mural Options (#)	Minimum Value for Mural Options ($)(1)	Maximum Value for Mural Options ($)(1)	Mural RSUs (#)	Minimum Value for Mural RSUs ($)	Maximum Value for Mural RSUs ($)
Directors
Caroline Loew, Ph.D.	603,940	$—	$—	220,148	$448,001.18	$493,131.52
Francis Cuss, M.B., B.Chir., FRCP	32,120	$—	$—	—	$—	$—
George Golumbeski, Ph.D.	23,971	$—	$—	—	$—	$—
Benjamin Hickey, MBA	32,120	$—	$—	—	$—	$—
Scott Jackson, MBA	32,120	$—	$—	—	$—	$—
Sachiyo Minegishi, MBA	23,972	$—	$—	—	$—	$—
Executive Officers
Adam Cutler	211,452	$—	$—	94,144	$191,583.04	$210,882.56
Vicki Goodman, M.D.	200,604	$—	$—	89,763	$182,667.71	$201,069.12
Maiken Keson-Brookes	150,442	$—	$—	62,203	$126,583.10	$139,334.72

(1)

All options to acquire Mural Shares held by the Mural directors and executive officers have a strike price above the maximum Scheme Consideration payable pursuant to the Acquisition and will be cancelled without the right to receive any Scheme Consideration in accordance with the terms of the Transaction Agreement.

Executive Officer Severance Arrangements

Mural is party to employment agreements with its executive officers that provide, among other things, for the payment of certain severance benefits if the executive officer’s employment is terminated by Mural without cause following a change in control, as described further below. Completion of the Acquisition will constitute a “change in control” pursuant to the terms of the employment agreement of each Mural executive officer.

Pursuant to Dr. Loew’s employment agreement, in the event that Dr. Loew’s employment is terminated by Mural without cause or if Dr. Loew resigns for good reason, in each case within the 24 months following a “change in control” (the “CEO Change in Control Period”), Dr. Loew will be entitled to the following severance payments and benefits, (i) a lump-sum payment equal to the sum of (A) two times Dr. Loew’s then-current annual base salary and (B) two times the higher of her target bonus for the year in which the termination occurs or the bonus she received the prior year, (ii) subject to Dr. Loew’s copayment of premium amounts at the applicable active employees’ rate and proper election to continue COBRA health coverage, payment of the portion of the premiums equal to the amount that we would have paid to provide health insurance to Dr. Loew had she remained employed by Mural until the earliest of (A) 18 months following termination, (B) Dr. Loew’s eligibility for group medical plan benefits under any other employer’s group medical plan or (C) the end of Dr. Loew’s COBRA health continuation period, (iii) all outstanding Mural equity-based awards held by Dr. Loew shall immediately vest and become fully exercisable or nonforfeitable as of the date of termination, and (iv) Dr. Loew shall not be required to repay any portion of her sign-on bonus. If the payments or benefits payable to Dr. Loew in connection with a change in control would be subject to the excise tax on golden parachutes imposed under Section 4999 of the Internal Revenue Code of 1986, as amended, then those payments or benefits will be reduced if such reduction would result in a higher net after-tax benefit to Dr. Loew.

Pursuant to Mr. Cutler’s employment agreement, in the event that Mr. Cutler’s employment is terminated by Mural without cause or if Mr. Cutler resigns for good reason, in each case within the 12 months following a “change in control” (the “Change in Control Period”), Mr. Cutler will be entitled to the following severance payments and benefits, subject to his execution and the effectiveness of a release of claims agreement (a “Release”) with Mural, (i) a lump-sum payment equal to the sum of (A) 1.5 times Mr. Cutler’s then-current annual base salary and (B) 1.5 times his target bonus for the year in which the termination occurs, (ii) subject to Mr. Cutler’s copayment of premium amounts at the applicable active employees’ rate and proper election to continue COBRA health coverage, payment of the portion of the premiums equal to the amount that Mural would have paid to provide health insurance to Mr. Cutler had he remained employed with Mural until the earliest of (A) 18 months following termination, (B) Mr. Cutler’s eligibility for group medical plan benefits under any other employer’s group medical plan or (C) the end of Mr. Cutler’s COBRA health continuation period, (iii) the actual amount of the annual bonus earned by Mr. Cutler with respect to the calendar year prior to the year in which the date of termination occurs but that remains unpaid as of the date of termination, (iv) an amount equal to Mr. Cutler’s target bonus for the fiscal year in which the termination occurs, pro-rated for the number of days Mr. Cutler is employed in the year of termination, and (v) all outstanding Mural equity-based awards held by Mr. Cutler shall immediately vest and become fully exercisable or nonforfeitable as of the later of the date of termination or the effective date of the Release. If the payments or benefits payable to Mr. Cutler in connection with a change in control would be subject to the excise tax on golden parachutes imposed under Section 4999 of the Code, then those payments or benefits will be reduced if such reduction would result in a higher net after-tax benefit to Mr. Cutler.

Pursuant to Dr. Goodman’s employment agreement, in the event that Dr. Goodman’s employment is terminated by Mural without cause or if Dr. Goodman resigns for good reason, in each case within the Change in Control Period, Dr. Goodman will be entitled to the following severance payments and benefits, subject to her execution and the effectiveness of the Release, (i) a lump-sum payment equal to the sum of (A) 1.5 times Dr. Goodman’s then-current annual base salary and (B) 1.5 times her target bonus for the year in which the termination occurs, (ii) subject to Dr. Goodman’s copayment of premium amounts at the applicable active employees’ rate and proper election to continue COBRA health coverage, payment of the portion of the premiums equal to the amount that Mural would have paid to provide health insurance to Dr. Goodman had she remained employed with Mural until the earliest of (A) 18 months following termination, (B) Dr. Goodman’s eligibility for group medical plan benefits under any other employer’s group medical plan or (C) the end of Dr. Goodman’s COBRA health continuation period, (iii) the actual amount of the annual bonus earned by Dr. Goodman with respect to the calendar year prior to the year in which the date of termination occurs but that remains unpaid as of the date of termination, (iv) an amount equal to Dr. Goodman’s target bonus for the fiscal year in which the termination occurs, pro-rated for the number of days Dr. Goodman is employed in the year of termination, and (v) all outstanding Mural equity-based awards held by Dr. Goodman shall immediately vest and become fully exercisable or nonforfeitable as of the later of the date of termination or the effective date of the Release. If the payments or benefits payable to Dr. Goodman in connection with a change in control would be subject to the excise tax on golden parachutes imposed under Section 4999 of the Code, then those payments or benefits will be reduced if such reduction would result in a higher net after-tax benefit to Dr. Goodman.

Pursuant to Ms. Keson-Brookes’s employment agreement, in the event that Ms. Keson-Brookes’s employment is terminated by Mural without cause or if Ms. Keson-Brookes resigns for good reason, in each case within the Change in Control Period, Ms. Keson-Brookes will be entitled to the following severance payments and benefits, subject to her execution and the effectiveness of the Release, (i) a lump-sum payment equal to the sum of (A) 1.5 times Ms. Keson-Brookes’s then-current annual base salary and (B) 1.5 times her target bonus for the year in which the termination occurs, (ii) subject to Ms. Keson-Brookes’s copayment of premium amounts at the applicable active employees’ rate and proper election to continue COBRA health coverage, payment of the portion of the premiums equal to the amount that Mural would have paid to provide health insurance to Ms. Keson-Brookes had she remained employed with Mural until the earliest of (A) 18 months following termination, (B) Ms. Keson-Brookes’s eligibility for group medical plan benefits under any other employer’s group medical plan or (C) the end of Ms. Keson-Brookes’s COBRA health continuation period, (iii) the actual amount of the annual bonus earned by Ms. Keson-Brookes with respect to the calendar year prior to the year in which the date of termination occurs but that remains unpaid as of the date of termination, (iv) an amount equal to Ms. Keson-Brookes’s target bonus for the fiscal year in which the termination occurs, pro-rated for the number of days Ms. Keson-Brookes is employed in the year of termination, and (v) all outstanding Mural equity-based awards held by Ms. Keson-Brookes shall immediately vest and become fully exercisable or nonforfeitable as of the later of the date of termination or the effective date of the Release. If the payments or benefits payable to Ms. Keson-Brookes in connection with a change in control would be subject to the excise tax on golden parachutes imposed under Section 4999 of the Code, then those payments or benefits will be reduced if such reduction would result in a higher net after-tax benefit to Ms. Keson-Brookes.

The following table sets forth the estimated severance payable pursuant to the executive employment agreements, and the estimated value of benefit continuation, assuming the applicable executive officer is terminated without cause immediately following the Completion, but excludes any payments or benefits based on the acceleration of Mural equity-based awards, which is described in the section entitled “—Treatment of Equity Awards.”

Name	Estimated Severance ($)	Estimated Value of Benefit Continuation ($)
Caroline Loew, Ph.D.	$2,043,380	$45,772
Adam Cutler	$1,259723	$45,772
Vicki Goodman, M.D.	$1,461,278	$1,903
Maiken Keson-Brookes	$1,190,590	$—

Retention Bonuses

In August 2025, Mural granted a retention bonus award to Maiken Keson-Brookes, Chief Legal Officer. The amount of the retention bonus granted to Ms. Keson-Brookes was $244,550. The retention bonus award to Ms. Keson-Brookes is payable in two installments: (i) fifty percent (50%) upon the execution of the retention bonus agreement (the “First Retention Award”), which occurred on August 6, 2025, and (ii) the remaining fifty percent (50%) upon the earlier of the Completion or termination of Ms. Keson-Brookes’s employment by Mural other than for misconduct, poor performance or any other breach of Ms. Keson-Brookes’s obligations as an employee (the “Second Retention Award”). If Ms. Keson-Brookes resigns from Mural voluntarily prior to the payment of the Second Retention Award, she will forfeit the right to receive the Second Retention Award and must repay the First Retention Award within 30 days of her termination date. In the event that Ms. Keson-Brookes’s employment is terminated by reason of death or permanent disability, during her employment, Mural may decide in its sole discretion to pay all, or part, of the Second Retention Award, taking into account the applicable circumstances.

Director and Officer Indemnification Insurance

Pursuant to the terms of the Transaction Agreement, Mural’s directors and officers shall be entitled to certain ongoing indemnification and coverage under directors’ and officers’ liability and fiduciary liability insurance policies following the Acquisition. Such indemnification and liability insurance coverage is further described in “The Transaction Agreement—Directors’ and Officers’ Indemnification and Insurance.”

Bidder’s Reasons for the Acquisition

Bidder believes that the Acquisition aligns with its strategic plan to enhance its profile by contributing to capital formation in the life sciences industry.

As of March 14, 2025, 25% of U.S.-listed biotech companies had a negative enterprise value. In 2025, Bidder has entered into a series of transactions with public companies whereby Bidder agrees to acquire the public company for cash through a tender offer or share purchase and promptly liquidate the company after Completion. This approach allows cash to be returned to such public company stockholders without undergoing a traditional liquidation process.

The intention of the Acquisition is to provide a cash payment to the Mural Shareholders and provide additional cash to Bidder, which it will acquire at a discount. Compared to a traditional liquidation, the Acquisition will enable the Mural Shareholders to receive payment without Mural incurring the legal expenses associated with a liquidation, which would otherwise reduce any payment Mural Shareholders might receive.

Regulatory Approvals Required

Antitrust Matters

The Acquisition is subject to the condition that all required clearances of any governmental entity under the Antitrust Laws of each Specified Jurisdiction, if any, shall have been obtained and remain in full force and effect and all applicable waiting periods shall have expired, lapsed or been terminated (as appropriate), in each case in connection with the Acquisition.

Bidder, Sub and Mural have agreed to use their respective reasonable endeavors to achieve the satisfaction of the conditions to the Completion of the Acquisition.

Irish High Court Approvals

The Scheme of Arrangement requires the approval of the Irish High Court, which involves an application by Mural to the Irish High Court to sanction the Scheme.

Payment of Consideration

Settlement of the Scheme Consideration to which any Mural Shareholder is entitled, and any Scheme Consideration payable with respect to Mural Options and Mural RSUs, will be paid to Mural Shareholders and Mural equityholders of record within fourteen (14) days of the Completion. For further information regarding the settlement of consideration, see the section of this proxy statement entitled “Part 2—Explanatory Statement—Settlement, Delisting and Dealings.”

NO DISSENTERS’ RIGHTS

Under Irish law, Mural Shareholders do not have appraisal or dissenters’ rights with respect to the Acquisition or any of the other transactions described in this proxy statement.

MATERIAL TAX CONSEQUENCES OF THE PROPOSED ACQUISITION

Irish Tax Considerations

This is a high-level summary of the principal Irish tax considerations for beneficial owners of Mural Shares who receive cash under the Scheme based on existing Irish taxation laws and our understanding of the practices of the Irish Revenue Commissioners as of the date hereof. Legislative, administrative or judicial changes may modify the tax consequences described in this summary. Furthermore, we can provide no assurances that the tax consequences contained in this summary will not be challenged by the Irish Revenue Commissioners or will be sustained by an Irish court if they were to be challenged.

This summary deals with certain Mural Shareholders who beneficially own their Mural Shares as an investment, and does not apply to or address special classes of holders of Mural Shares, including, but not limited to, dealers in securities, trustees, insurance companies, pension schemes, employee share ownership schemes, persons who acquired their shares or, who are deemed to have acquired their shares, by virtue of an office or employment (performed or carried on to any extent in Ireland), collective investment undertakings, charities, tax-exempt organisations, financial institutions and close companies, each of which may be subject to particular rules not discussed below. If you are in doubt as to your tax position or are subject to tax in a jurisdiction other than Ireland, you should consult an appropriate professional adviser without delay.

The summary does not constitute tax or legal advice and the comments below are of a general nature only. Mural Shareholders should consult their professional advisers on the tax implications of the Scheme under the laws of their country of residence, citizenship or domicile.

Taxation of Chargeable Gains

Non-Irish resident shareholders

Mural Shareholders that are neither resident nor, in the case of individuals, ordinarily resident in Ireland for Irish tax purposes should not be liable for Irish capital gains tax, referred to as “Irish CGT,” on the disposal of their Mural Shares pursuant to the Scheme unless such shares were at any time used in or for the purposes of a trade carried on by the shareholder in Ireland through a branch or agency, or were used or held or acquired for use by or for the purposes of the branch or agency.

A Mural Shareholder who is an individual and who is temporarily non-resident in Ireland may, under Irish anti-avoidance legislation, still be liable to Irish CGT on any chargeable gain realized on the disposal of their Mural Shares during the period in which the individual is a non-resident.

Irish resident shareholders

Mural Shareholders that are resident or ordinarily resident in Ireland for Irish tax purposes or that have used their Mural Shares in or for the purposes of a trade carried on by the shareholder in Ireland through a branch or agency, or whose Mural Shares were used or held or acquired for use by or for the purposes of such a branch or agency (each an “Irish Holder”) will, subject to the availability of any exemptions and reliefs, generally be within the charge to Irish CGT on the disposal of their Mural Shares pursuant to the Scheme.

For the purpose of Irish CGT, an Irish Holder should be treated as having made a disposal of their Mural Shares for consideration of an amount equal to the cash received pursuant to the Scheme. This may, subject to the Irish Holder’s individual circumstances and any available exemption or relief, give rise to a chargeable gain (or allowable loss) for the purposes of Irish CGT.

Any gain or loss will be calculated by reference to the difference between the amount of cash received and the Irish Holder’s Irish CGT base cost in their Mural Shares plus incidental acquisition and disposal expenses.

Where proceeds are received in a currency other than Euro, they must be translated into Euro amounts using the foreign exchange rate on the date of the disposal to calculate the amount of the chargeable gain or allowable loss. Similarly, acquisition or disposal costs denominated in a currency other than Euro must be translated at the date of acquisition or disposal into Euro amounts.

The amount of Irish CGT, if any, payable as a consequence of the disposal of the Mural Shares by an Irish Holder pursuant to the Scheme will depend on his or her own personal tax position. In the case of individuals, an annual exemption from Irish CGT applies (EUR (€) 1,270 for 2025). This annual exemption is not available to companies. Irish Holders are required, under Ireland’s self-assessment system, to file a tax return reporting any chargeable gains arising to them in a particular year.

Irish Holders that realize a loss on the disposal of their Mural Shares will generally be entitled to offset such capital losses against chargeable gains realized from other sources in determining their liability to Irish CGT. Capital losses which remain unrelieved in a year may generally be carried forward and applied against chargeable gains realized in future years.

Stamp duty

No Irish stamp duty should be payable by a Mural Shareholder in relation to the disposal of their Mural Shares for cash pursuant to the Scheme.

Material U.S. Federal Income Tax Considerations

The following is a general discussion of the material U.S. federal income tax consequences of the Scheme to U.S. holders (as defined below) that receive cash in exchange for their Mural Shares pursuant to the Scheme. This discussion is limited to U.S. holders who hold their Mural Shares as “capital assets” within the meaning of Section 1221 of the U.S. Internal Revenue Code of 1986, as amended (referred to hereinafter as the “Code”) (generally, property held for investment). This discussion is based on current provisions of the Code, the Treasury Regulations promulgated thereunder, judicial interpretations thereof and administrative rulings and published positions of the Internal Revenue Service (the “IRS”), each as of the date hereof, and all of which are subject to change or differing interpretations, possibly with retroactive effect. Any such change or interpretation could affect the accuracy of the statements and conclusions set forth herein.

This discussion is for general information only and does not purport to address all aspects of U.S. federal income taxation that may be relevant to particular holders of Mural Shares in light of their particular facts and circumstances and does not apply to holders of Mural Shares that are subject to special rules under the U.S. federal income tax laws (including, for example, banks or other financial institutions, insurance companies, regulated investment companies, real estate investment trusts, mutual funds, dealers in securities or currencies, traders in securities that elect to apply a mark-to-market method of accounting, tax-exempt entities, entities or arrangements classified as partnerships for U.S. federal income tax purposes or other flow-through entities (and investors therein), subchapter S corporations, retirement plans, individual retirement accounts or other tax-deferred accounts, U.S. holders having a “functional currency” other than the U.S. dollar, holders who hold Mural Shares as part of a straddle, constructive sale, conversion transaction or other integrated or risk reduction transaction, holders required to accelerate the recognition of any item of gross income as a result of such income being recognized on an applicable financial statement, holders that actually or constructively hold ten percent (10%) or more of the combined voting power of Mural or of the total value of Mural’s shares, holders that directly, indirectly or constructively own shares of Bidder common stock and holders who acquired their Mural Shares through the exercise of a stock option or otherwise as compensation or through a retirement plan). This discussion does not address any considerations under state, local or non-U.S. tax laws, any considerations under U.S. federal tax laws other than those pertaining to income tax (including estate and gift tax consequences), or considerations in respect of the Medicare contribution tax on net investment income, the alternative minimum tax or the provisions of the Code commonly referred to as the Foreign Account Tax Compliance Act (including the

Treasury Regulations promulgated thereunder and any intergovernmental agreements entered in connection therewith and any laws, regulations or practices adopted in connection with any such agreement). Furthermore, this discussion does not address any tax consequences to holders who are not U.S. holders.

For purposes of this discussion, the term “U.S. holder” means a beneficial owner of Mural Shares that, for U.S. federal income tax purposes, is:

•	an individual who is a citizen or resident of the United States;

•

a corporation (or any other entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state thereof, or the District of Columbia;

•	an estate the income of which is subject to U.S. federal income tax regardless of its source; or

•

a trust (a) if a court within the United States is able to exercise primary supervision over the trust’s administration and one or more U.S. persons have the authority to control all substantial decisions of the trust or (b) that has a valid election in effect under applicable Treasury Regulations to be treated as a U.S. person for U.S. federal income tax purposes.

If a partnership (including any entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds Mural Shares, the tax treatment of a person treated as a partner in such partnership generally will depend on the status of the partner, the activities of the partnership and certain determinations made at the partnership level. Such partnerships and any person that for U.S. federal income tax purposes is treated as a partner in a partnership holding Mural Shares should consult their tax advisors regarding the tax consequences of the Scheme to them.

All holders of Mural Shares should consult their tax advisors to determine the particular tax consequences to them of the Scheme, including the applicability and effect of any U.S. federal, state, local, non-U.S. and other tax laws.

The receipt of cash in exchange for Mural Shares pursuant to the Scheme will be a taxable transaction for U.S. federal income tax purposes. A U.S. holder generally will recognize gain or loss for U.S. federal income tax purposes in an amount equal to the difference, if any, between (i) the amount of cash received pursuant to the Scheme and (ii) such U.S. holder’s adjusted tax basis in the Mural Shares surrendered in exchange therefor. Subject to the discussion below under “Passive Foreign Investment Company Considerations,” such gain or loss generally will be capital gain or loss, and will be long-term capital gain or loss if the U.S. holder’s holding period for such shares exceeds one (1) year as of the effective date of the Scheme. Long-term capital gains for certain noncorporate U.S. holders, including individuals, are generally eligible for a preferential rate of federal income taxation. The deductibility of capital losses is subject to limitations. If a U.S. holder acquired different blocks of Mural Shares at different times or at different prices, such U.S. holder must determine its tax basis, holding period and gain or loss separately with respect to each block of Mural Shares.

Passive Foreign Investment Company Considerations

A non-U.S. corporation, such as Mural, will be classified as a “passive foreign investment company” (referred to as a “PFIC”) for any taxable year if, after the application of certain “look-through” rules, (a) at least seventy-five percent (75%) of its gross income is “passive income” as that term is defined in the relevant provisions of the Code (e.g., dividends, interest, rents, royalties, or gains on the disposition of certain investment property) or (b) at least fifty percent (50%) of the average quarterly value of its assets consists of assets that produce, or are held for the production of, “passive income.” Mural believes that it was a PFIC for the 2024 tax year and may be a PFIC for the current taxable year. However, because Mural’s PFIC status is based on its income, assets, and activities for the entire taxable year, Mural cannot make a final determination at this time as to whether it will be a PFIC for the current taxable year and its PFIC status may change from year to year.

If Mural were classified as a PFIC for any taxable year during which a U.S. holder held Mural Shares, such classification could result in adverse tax consequences to such U.S. holder, and different U.S. federal income tax consequences from those described above may apply to the receipt of cash by such U.S. holder in exchange for Mural Shares. Under the PFIC rules:

•	gain from a sale or disposition of a U.S. holder’s Mural Shares will be allocated ratably over the U.S. holder’s holding period for the Mural Shares;

•	the amount allocated to the current taxable year, and any taxable year prior to the first taxable year in which Mural became a PFIC, will be treated as ordinary income; and

•

the amount allocated to each other year will be subject to the highest tax rate in effect for that year and the interest charge generally applicable to underpayments of tax will be imposed on the resulting tax attributable to each such year.

The tax liability for amounts allocated to years prior to the year of the sale cannot be offset by any net operating losses for such years, and gains (but not losses) realized on the sale of the Mural Shares cannot be treated as capital, even if the U.S. holder holds the Mural Shares as capital assets.

If Mural was a PFIC for any year during which a U.S. holder held Mural Shares, Mural must generally continue to be treated as a PFIC by that holder for all succeeding years during which the U.S. holder holds the Mural Shares, unless Mural ceases to meet the requirements for PFIC status and the U.S. holder makes a “deemed sale” election with respect to the Mural Shares. If the election is made, the U.S. holder will be deemed to sell the Mural Shares it holds at their fair market value on the last day of the last taxable year in which Mural qualified as a PFIC, and any gain recognized from such deemed sale would be taxed according to the PFIC rules described above. After the deemed sale election, the U.S. holder’s Mural Shares would not be treated as shares of a PFIC unless Mural subsequently became a PFIC.

Special rules will apply to a U.S. holder that has made a “qualified electing fund” election under Section 1295 of the Code (a “QEF Election”) or a mark-to-market election with respect to such U.S. holder’s Mural Shares.

U.S. holders should consult their tax advisors regarding the potential application of the PFIC rules to their disposition of Mural Shares in connection with the Scheme, including the impact of any QEF Election or mark-to-market election.

Information Reporting and Backup Withholding

Payments of cash to a U.S. holder pursuant to the Scheme may be subject to information reporting and backup withholding (currently at a rate of twenty-four percent (24%)), unless such U.S. holder provides proof of an applicable exemption or furnishes its taxpayer identification number and otherwise complies with all applicable requirements of the backup withholding rules. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules will be allowed as a refund or credit against a U.S. holder’s U.S. federal income tax liability, if any, provided that certain required information is timely furnished to the IRS.

The preceding discussion is intended only as a general summary of material U.S. federal income tax consequences of the Scheme. It is not a complete analysis or discussion of all potential tax effects that may be important to a particular holder. All holders of Mural Shares should consult their tax advisors as to the specific tax consequences of the Acquisition to them, including tax reporting requirements, and the applicability and effect of any federal, state, local and non-U.S. tax laws.

DELISTING AND DEREGISTRATION OF MURAL SHARES

Following the consummation of the Acquisition, all Mural Shares will be delisted from the Nasdaq Global Market and deregistered under the Exchange Act and will cease to be publicly traded. As a result, Mural would no longer file periodic or other reports with the SEC.

PARTIES TO THE ACQUISITION

Bidder and Sub

Bidder, a Nevada corporation, is a biotechnology royalty aggregator playing a distinctive role in helping biotech companies achieve their goal of improving human health. Bidder acquires the potential future economics associated with pre-commercial and commercial therapeutic candidates that have been licensed to pharmaceutical or biotechnology companies. When Bidder acquires the future economics, the seller receives non-dilutive, non-recourse funding they can use to advance their internal drug candidate(s) or for general corporate purposes. Bidder has an extensive and growing portfolio of assets (asset defined as the right to receive potential future economics associated with the advancement of an underlying therapeutic candidate).

Sub is a Delaware corporation established for the sole purpose of implementing the Acquisition. As of the date of this Announcement, the entire issued and outstanding shares of capital stock of Sub are directly owned by Bidder.

Bidder’s principal executive offices are located at 2200 Powell Street, Suite 310, Emeryville, California, 94608, USA, its telephone number is +1 (510) 204-7200 and its website is https://xoma.com/. Information on Bidder’s website is not incorporated by reference into or otherwise part of this proxy statement.

Mural

Mural is a biotechnology company focused on using its protein engineering platform to develop cytokine-based immunotherapies for the treatment of cancer with the goal of delivering meaningful and clinical benefits to people living with cancer.

On March 25, 2025, Mural announced that, based on the interim analysis of results, its Phase 3 ARTISTRY-7 trial of nemvaleukin in combination with pembrolizumab did not achieve its primary endpoint of a statistically significant improvement in overall survival versus investigator’s choice chemotherapy. Mural also announced that the ARTISTRY-7 trial would not continue to final analysis and Mural would cease development of nemvaleukin for platinum resistant ovarian cancer. On April 15, 2025, Mural announced that following review of data from its Phase 2 ARTISTRY-6 trial of nemvaleukin in mucosal and cutaneous melanoma and the previously announced results from the ARTISTRY-7 trial, Mural was discontinuing all clinical development of nemvaleukin and planned to immediately commence an exploration of strategic alternatives focused on maximizing shareholder value. In connection with such decision, the Mural Board approved a reduction in Mural’s workforce by approximately 104 positions, or approximately 90%. On June 3, 2025, Mural ceased all remaining development activities on its preclinical programs.

Mural is a public company registered in Ireland whose ordinary shares are listed on the Nasdaq Global Market under the ticker “MURA.” Mural has its registered office in Dublin, Ireland. For more information, visit Mural’s website at www.muraloncology.com. Information on Mural’s website is not incorporated by reference into or otherwise part of this proxy statement.

THE TRANSACTION AGREEMENT

The following is a summary of certain material terms of the Transaction Agreement, including the Conditions and is qualified in its entirety by reference to (i) the complete text of the Transaction Agreement, which is incorporated into this proxy statement by reference and attached as Annex A to this proxy statement, and (ii) the complete text of the Conditions, which are incorporated into the proxy statement by reference and attached as Annex B to this proxy statement. This summary is not intended to provide you with any other factual information about Mural, Bidder or Sub. We urge you to read carefully this entire proxy statement, including the Annexes. You should also review the section entitled “Where You Can Find More Information” beginning on page 57 of this proxy statement.

Completion of the Acquisition

The Completion will take place remotely on not more than the third Business Day after satisfaction or waiver, where applicable, of the Conditions. For a description of the conditions to the Completion of the Acquisition, see the section entitled “Conditions to the Completion of the Acquisition and the Scheme” beginning on page 46 of this proxy statement.

Scheme Consideration to Mural Shareholders

At the Completion, the Mural Shareholders (i) are entitled to receive the Base Price Per Share of $2.035 per share, which has been calculated on the basis of Mural having approximately $36.2 million of Estimated Closing Net Cash and is payable to the Mural Shareholders at the Completion regardless of the actual amount of the Closing Net Cash, and (ii) may receive the Additional Price Per Share of up to $0.205.

The Additional Price Per Share is calculated on the basis of the amount by which the Closing Net Cash on the Closing Net Cash Calculation Date exceeds the Estimated Closing Net Cash. The Additional Price Per Share will only be payable to Mural Shareholders upon the Completion if the Closing Net Cash on the Closing Net Cash Calculation Date exceeds the Estimated Closing Net Cash. There is no certainty that the Closing Net Cash on the Closing Net Cash Calculation Date will exceed the Estimated Closing Net Cash and, if the Closing Net Cash on the Closing Net Cash Calculation Date does not exceed the Estimated Closing Net Cash, the amount of the Additional Price Per Share will be zero and each of the Mural Shareholders will receive only the Base Price Per Share. It is expected that confirmation of the Additional Price Per Share will be communicated to Mural Shareholders by separate announcement prior to the date of the hearing by the Irish High Court of the application to sanction the Scheme. The Additional Price Per Share is subject to a cap of a maximum amount of $0.205 per share and cannot be a negative amount. The minimum Scheme Consideration payable to the Mural Shareholders following the Completion is $2.035 per share and the maximum Scheme Consideration payable to the Mural Shareholders following the Completion is $2.24 per share.

Treatment of Mural Options

Each Mural Option that is outstanding as of immediately prior to the Completion (whether or not vested) shall, as of the Completion, be automatically cancelled and converted into the right to receive an amount equal to the Scheme Consideration for each Mural Share underlying the option minus the exercise price per Mural Share for such option. Any Mural Options that have an exercise price per Mural Share that is equal to or greater than the Scheme Consideration shall be cancelled and shall cease to be outstanding as of the Completion, and no Scheme Consideration shall be delivered in exchange for such options.

Mural RSUs

Each Mural RSU that is outstanding as of immediately prior to the Closing (whether or not vested) shall, as of the Completion, be automatically cancelled and converted into the right to receive an amount equal to the Scheme Consideration.

Representations and Warranties

Bidder, Sub and Mural made customary representations and warranties in the Transaction Agreement on behalf of themselves and their respective subsidiaries that are subject, in some cases, to specified exceptions and qualifications contained in the Transaction Agreement or in certain disclosure schedules to the Transaction Agreement. The representations and warranties made by Mural are also subject to and qualified by certain information included in filings Mural has made with the SEC. Some of the more significant representations and warranties of Mural relate to:

•	corporate organization, existence and good standing and requisite corporate power and authority to carry on business;

•	capital structure;

•	corporate authority to enter into the Transaction Agreement and the enforceability thereof;

•	the absence of any breach or violation of organizational documents or contracts as a result of the consummation of the Acquisition;

•

SEC reports and financial statements, including their preparation in accordance with U.S. GAAP, filing or furnishing with the SEC, and compliance with applicable rules and regulations, and that such reports and financial statements fairly present, in all material respects, the relevant financial position and results of operations;

•	the maintenance of internal disclosure controls and internal control over financial reporting;

•	the absence of undisclosed material liabilities that have had or could reasonably be expected to have, individually or in the aggregate, a material adverse effect;

•	compliance with laws and government regulations, including environmental laws;

•	compliance with applicable laws related to employee benefits and the Employee Retirement Income Security Act of 1974, as amended;

•

the absence of certain changes since December 31, 2024 for Mural, other than with respect to the transactions contemplated by the Transaction Agreement and the implementation of the Wind-Down Process (as defined in the Transaction Agreement), that have had or would reasonably be expected to have, individually or in the aggregate, a material adverse effect;

•	the absence of certain material litigation, claims and actions;

•

the reliability and accuracy of information supplied for this proxy statement and any other documents filed or furnished to the Irish High Court or the SEC or pursuant to the Companies Act and the Irish Takeover Rules in each case in connection with the Acquisition;

•	certain regulatory matters;

•	certain tax matters;

•	the absence of collective bargaining agreements and other employment and labor matters;

•	ownership of or right to intellectual property, and absence of infringement;

•	title and rights to, and condition of, real property;

•	the receipt of a fairness opinion;

•	the vote of shareholders necessary to consummate the Transaction;

•	the existence of and compliance with certain material contracts;

•	the existence and maintenance of insurance;

•	the absence of undisclosed brokers’ fees or finders’ fees relating to the Acquisition; and

•	compliance with the Foreign Corrupt Practices Act and certain anti-corruption laws in other jurisdictions.

Some of the more significant representations and warranties of Bidder and Sub relate to:

•	corporate organization, existence and good standing and requisite corporate power and authority to carry on business;

•	the absence of any breach or violation of organizational documents or contracts as a result of the consummation of the Acquisition; and

•	the absence of certain material litigation, claims and actions.

Many of the representations and warranties made by each of Bidder, Sub and Mural are qualified by a material adverse effect standard. For the purpose of the Transaction Agreement, a “material adverse effect” with respect to Bidder and Sub means any event, change, effect, circumstance, fact, development or occurrence, individually or in the aggregate, that has had or would reasonably be expected to have a material adverse effect on the ability of Bidder to consummate the transactions contemplated thereby.

For the purpose of the Transaction Agreement, a “material adverse effect” with respect to Mural means the following:

•

any event, change, effect, circumstance, fact, development or occurrence, individually or in the aggregate, that has had or would reasonably be expected to have (1) a material adverse effect on the ability of Mural to consummate the transactions contemplated by the Transaction Agreement or (2) a material adverse effect on the business, operations or financial condition (including cash position), assets or liabilities of Mural and its Subsidiaries (as defined in the Transaction Agreement), taken as a whole, but, in the case of item (2), shall not include:

•

any event, change, effect, circumstance, fact, development or occurrence to the extent arising from (i) changes generally affecting the industries in which Mural or its Subsidiary operate, (ii) changes generally affecting the economy or the financial, debt, credit or securities markets, in the United States or elsewhere, and changes relating to any trade tariff or proposal with respect to any trade tariff, or relating to any act or proposal of the Department of Governmental Efficiency; (iii) changes in any political conditions or developments in general, or resulting from any outbreak or escalation of hostilities, declared or undeclared acts of war or terrorism, (iv) any epidemic or pandemic, hurricane, earthquake, flood, calamity or other natural disasters or acts of God or any worsening thereof, (v) changes or proposed changes in Law (including rules and regulations), interpretations thereof, regulatory conditions or U.S. GAAP or other accounting standards first introduced after the date of the Transaction Agreement (or interpretations thereof) (provided, that in each of the events in (i) through (v) above may be taken into account to the extent Mural or its Subsidiary is disproportionately affected relative to other similarly situated companies), or (vi) actions of Mural or its Subsidiary which Bidder or Sub has expressly requested in writing (which, for the avoidance of doubt, shall not include actions of Mural or its Subsidiary to which the other party has merely consented to in accordance with the Transaction Agreement);

•

any decline in the stock price of the shares of Mural on the Nasdaq Global Market or any failure to meet internal or published projections, forecasts or revenue or earning predictions for any period (provided that the underlying causes of such decline or failure may, to the extent not otherwise excluded, be considered in determining whether there is a material adverse effect); or

•

any event, change, effect, circumstance, fact, development or occurrence resulting from the announcement or the existence of the Transaction Agreement or the transactions contemplated thereby or the performance of the Parties’ express obligations pursuant to the Transaction Agreement, including any litigation arising therefrom or with respect thereto, provided that no event, change, effect, circumstance, fact, development or occurrence arising in connection with the Wind-Down Process or the events underlying Mural’s determination to commence the Wind-Down Process shall constitute a material adverse effect.

THE DESCRIPTION OF THE TRANSACTION AGREEMENT IN THIS PROXY STATEMENT HAS BEEN INCLUDED TO PROVIDE YOU WITH INFORMATION REGARDING ITS TERMS. THE TRANSACTION AGREEMENT CONTAINS REPRESENTATIONS AND WARRANTIES MADE BY AND TO THE PARTIES AS OF SPECIFIC DATES. THE STATEMENTS EMBODIED IN THOSE REPRESENTATIONS AND WARRANTIES WERE MADE FOR PURPOSES OF THE CONTRACT BETWEEN THE PARTIES AND ARE SUBJECT TO QUALIFICATIONS AND LIMITATIONS AGREED BY THE PARTIES IN CONNECTION WITH NEGOTIATING THE TERMS OF THE TRANSACTION AGREEMENT AND IN SOME CASES WERE QUALIFIED BY CONFIDENTIAL DISCLOSURES MADE BY THE PARTIES, WHICH DISCLOSURES ARE NOT REFLECTED IN THE TRANSACTION AGREEMENT. IN ADDITION, CERTAIN REPRESENTATIONS AND WARRANTIES WERE MADE AS OF A SPECIFIED DATE OR MAY HAVE BEEN USED FOR THE PURPOSE OF ALLOCATING RISK BETWEEN THE PARTIES RATHER THAN ESTABLISHING MATTERS AS FACTS.

Covenants and Agreements

Bidder, Sub and Mural agreed to certain covenants and agreements in the Transaction Agreement on behalf of themselves and their respective subsidiaries that are subject, in some cases, to specified exceptions and qualifications contained in the Transaction Agreement or in certain disclosure schedules to the Transaction Agreement.

Shareholders Meetings and Recommendations

Mural has agreed to (i) convene or seek an order of the Irish High Court convening the Scheme Meeting pursuant to section 450 of the Companies Act to approve the Scheme in accordance with the requirements of the Companies Act, and (ii) convene the EGM as soon as the Scheme Meeting has concluded or adjourned, in order to approve the EGM resolutions required to effect the Scheme, subject to the specified exceptions on termination described in “ —Termination” below. Additionally, the Mural Board has unanimously recommended that the Mural Shareholders vote to approve the Scheme Meeting Resolution at the Scheme Meeting and vote to approve the Required EGM Resolutions.

Mural Alternative Proposal

Subject to any actions which Mural is required to take so as to comply with the requirements of the Irish Takeover Rules, Mural has agreed in the Transaction Agreement that neither Mural nor any member of the Mural Group (as defined in the Transaction Agreement) shall, and that it will use all reasonable endeavors to cause its and their respective representatives and any person acting in concert with Mural, not to, directly or indirectly:

•

(i) solicit, initiate or take any action to knowingly facilitate or knowingly encourage (including by way of furnishing non-public information to any person in connection with) the submission of any Mural Alternative Proposal (as defined below) or any indication, proposal or inquiry that would reasonably be expected to lead to Mural Alternative Proposal, save as required to ensure compliance with Rule 20.3 and 23.1 of the Irish Takeover Rules;

•

(ii) prior to receipt of any Mural Alternative Proposal, enter into, continue or participate in any discussions or negotiations regarding a Mural Alternative Proposal with, or, save as required by law or Rule 20.3 of the Irish Takeover Rules, furnish any non-public information regarding Mural or its Subsidiary to, or afford access to the business, properties, assets, personnel, books or records of the Mural or any of its Subsidiaries to, otherwise cooperate in any way with, or knowingly assist, participate in, knowingly facilitate or knowingly encourage any effort by, any person that has made, that would reasonably be expected to make or, to the knowledge of Mural, is considering, formulating or intending on making a Mural Alternative Proposal or any indication, proposal or inquiry that would reasonably be expected to lead to a Mural Alternative Proposal, except to notify such person as to the existence of this restriction in the Transaction Agreement; or

•	(iii) expressly waive, terminate, amend or modify any provision of any “standstill” or similar obligation of any person with respect to any member of the Mural Group,

provided that Mural will not be (A) prohibited from permitting any person to make a Mural Alternative Proposal privately to the Mural Board (or any committee of the Mural Board) or (B) required to take, or be prohibited from taking, any action otherwise prohibited or required by sub-clauses (i) or (ii) above if the Mural Board determines, in good faith (after consultation with its outside legal counsel), that failure to take such action or permit such inaction would be inconsistent with the members of the Mural Board’s fiduciary duties under applicable law.

Mural shall, and will cause its Subsidiary and their respective representatives and will use all reasonable endeavors to cause its and their parties acting in concert to, immediately cease and cause to be terminated all existing discussions or negotiations with any person conducted heretofore with respect to any Mural Alternative Proposal and, subject to its obligations under the Irish Takeover Rules, immediately terminate all physical and electronic dataroom access previously granted to any such person or its representatives.

Notwithstanding the limitations described above and set forth in more detail in the Transaction Agreement, if Mural receives a Mural Alternative Proposal which did not or does not result from a breach (except in de minimis respects) of the above restrictions, Mural may take any or all of the following actions:

•	(i) contact the person who makes such Mural Alternative Proposal (the “Proposer”) to understand the terms and conditions of any such Mural Alternative Proposal;

•

(ii) furnish non-public information to the Proposer and any persons acting in concert with the Proposer, their respective potential financing sources and representatives (provided that all such information has previously been provided to Bidder or is provided to Bidder concurrently with the time it is provided to such person(s)), if, and only if, prior to so furnishing such information, Mural receives from the Proposer an executed confidentiality agreement, or as of the date of the Transaction Agreement the Proposer is party to such a confidentiality agreement, containing terms no less restrictive on the Proposer than the terms in the confidentiality agreement are restrictive on Bidder and Sub; provided, however, that such confidentiality agreement will permit Mural to disclose all information required by the Transaction Agreement to Sub; and

•	(iii) engage in discussions or negotiations with the Proposer (and such other persons) with respect to such Mural Alternative Proposal,

provided that Mural will not be permitted to take the actions set forth in bullets (i) and (ii) above, unless the Mural Board determines in good faith (after consultation with Mural’s financial advisers and outside legal counsel) that such Mural Alternative Proposal is, or could reasonably be expected to lead to, a Mural Superior Proposal (as defined below).

Subject to any actions which Mural is required to take in order to comply with the Irish Takeover Rules, and provided the terms of any confidentiality agreement entered into by it with the Proposer prior to the date of the Transaction Agreement do not prohibit it from doing so (and Mural has received advice from its outside legal counsel to that effect), Mural will promptly (and in any event within 48 hours of receipt of any Mural Alternative Proposal) notify Bidder of the receipt of any Mural Alternative Proposal and will indicate the material terms and conditions (including, without limitation, price per share offered and form of consideration) of such Mural Alternative Proposal to Bidder, provided, however, that Mural will not be required to notify Bidder of the identity of the Proposer, and thereafter will promptly keep Bidder reasonably informed of any material change to the terms of any such Mural Alternative Proposal. Subject to any obligations of Mural under the Irish Takeover Rules, Mural will not, and will cause its Subsidiary not to, enter into any confidentiality agreement with any person following the date of the Transaction Agreement that prohibits Mural from providing such information to Bidder or complying with its obligations to Bidder under the Transaction Agreement.

Subject to certain exceptions, neither the Mural Board nor any committee thereof may (i) withdraw (or modify in any manner adverse to Bidder or Sub), or propose publicly to withdraw (or modify in any manner adverse to Bidder or Sub), the recommendation to approve the Scheme (the “Scheme Recommendation”) or takeover offer, as applicable; (ii) fail to include the Scheme Recommendation in the Scheme of Arrangement or the Proxy Statement; (iii) approve, recommend or declare advisable, or propose publicly to approve, recommend or declare advisable, any Mural Alternative Proposal; (iv) cause or allow any member of the Mural Group to execute or enter into any agreement in relation to a Mural Alternative Proposal, other than as contemplated by the Transaction Agreement or a confidentiality agreement referred to in the Transaction Agreement; or (v) fail to reaffirm the Scheme Recommendation in a statement complying with Rule 14d-9 or Rule 14e-2(a) under the Exchange Act with regard to a Mural Alternative Proposal or in connection with such action by the close of business on the 10th Business Day after the commencement of such Mural Alternative Proposal under Rule 14d-9 or Rule 14e-2(a) (any action in subclauses (i) through (v) being referred to as a “Mural Change of Recommendation”). The provision by Mural to Bidder or Sub of notice or information in connection with a Mural Alternative Proposal or Mural Superior Proposal as required or expressly permitted by the Transaction Agreement will not, in and of itself, constitute a Mural Change of Recommendation.

If the Mural Board has concluded, in good faith (after consultation with its outside legal counsel and financial advisers) that: (i) the relevant Mural Alternative Proposal constitutes a Mural Superior Proposal; and (ii) that the failure to make a Mural Change of Recommendation would be inconsistent with the Mural directors’ fiduciary duties under applicable Law, Mural will provide a written notice to Bidder (a “Superior Proposal Notice”) advising Bidder that Mural has received a Mural Alternative Proposal and specifying the material terms of such Mural Alternative Proposal, and such other information with respect thereto required by the Transaction Agreement and including written notice of the determination of the Mural Board that such Mural Alternative Proposal constitutes a Mural Superior Proposal. For a period of four days following the time of delivery to Bidder of the Superior Proposal Notice (as it may be extended pursuant to the Transaction Agreement, the “Notice Period”), Bidder will have the opportunity to discuss in good faith the terms and conditions of the Transaction Agreement and the Transactions, including an increase in, or modification of, the Scheme Consideration, and such other terms and conditions such that the relevant Mural Alternative Proposal no longer constitutes a Mural Superior Proposal (a “Revised Acquisition”). If, following the expiration of such Notice Period, the Mural Board has determined in good faith (after consultation with its outside legal counsel and financial advisers) that the relevant Mural Alternative Proposal continues to constitute a Mural Superior Proposal, taking into account all changes proposed in writing by Bidder during the Notice Period, the Mural Board will provide a further written notice to Bidder to such effect (a “Final Recommendation Change Notice”). If, during the Notice Period any material revision is made to the financial terms or other material terms and conditions of the relevant Mural Alternative Proposal in writing, Mural shall, promptly following each such revision, deliver a new Superior Proposal Notice to Bidder and comply with the requirements of the Transaction Agreement with respect to such new Superior Proposal Notice, except that the Notice Period will be the greater of two business days and the amount of time remaining in the initial Notice Period. Notwithstanding any Final Recommendation Change Notice, unless the Transaction Agreement has been terminated, Mural shall hold the Scheme Meeting and the EGM in accordance with the Transaction Agreement for the purposes of obtaining the approval of the Resolutions by the requisite majorities of Mural Shareholders.

The Transaction Agreement provides that a “Mural Alternative Proposal” means: any bona fide approach, expression of interest, proposal or bona fide offer (which may be subject to due diligence and other conditions) made by any person (other than a proposal or firm intention to make an offer under Rule 2.7 of the Irish Takeover Rules by Bidder or any parties acting in concert) in respect of: (a) the acquisition of Mural by scheme of arrangement or takeover offer; (b) the direct or indirect acquisition by any person of 20% or more of the assets, taken as a whole, of the Mural Group, measured by either book value or fair market value (including equity securities of any member of the Mural Group); (c) a merger, reorganization, share exchange, consolidation, business combination, recapitalization, dissolution, liquidation or similar transaction involving Mural as a result of which the Mural Shareholders immediately prior to such transaction would not, in the aggregate, own at least 80% of the voting power of the surviving or resulting entity in such transaction immediately after consummation of such transaction; or (d) the direct or indirect acquisition by any person (or the shareholders or stockholders of such person) of 20% or more of the voting power or the issued share capital of Mural, including any offer or exchange offer that if consummated would result in any person beneficially owning shares with 20% or more of the voting power of Mural.

The Transaction Agreement provides that a “Mural Superior Proposal” means: a written bona fide Mural Alternative Proposal (where each reference to 20% and 80% set forth in the definition of such term will be deemed to refer to 50%) that the Mural Board determines in good faith (after consultation with Mural’s financial advisers and outside legal counsel) is more favorable to Mural Shareholders than the Transactions, taking into account any revisions to the terms of the Transactions proposed by Bidder in accordance with the Transaction Agreement and such financial (including, where such Mural Alternative Proposal is not in respect of an acquisition of the entire issued and outstanding share capital of Mural, the total proceeds and value that may be due to Mural Shareholders), regulatory, anti-trust, legal, structuring, timing and other aspects of such proposal (including, for the avoidance of doubt, the conditionality of any such proposal) as the Mural Board considers to be appropriate.

The obligations of the parties under the Transaction Agreement are subject in all respects to the parties’ obligations under the Irish Takeover Rules.

Efforts to Consummate

Subject to the terms and conditions of the Transaction Agreement the Parties agreed to use their respective reasonable endeavors to achieve satisfaction of the Conditions as promptly as reasonably practicable following the publication of the Scheme of Arrangement disclosure document and in any event no later than the End Date.

Conduct of Business Pending the Completion Date

At all times from the execution of the Transaction Agreement until the earlier of (i) the Completion; (ii) the date, if any, on which the Transaction Agreement is terminated; and (iii) the date, if any, on which the Scheme or Takeover Offer (as the case may be) lapses or is withdrawn or Bidder and/or Sub otherwise announces or determines that it will not proceed with the Acquisition (whether by Scheme or Takeover Offer), except as may be required by applicable law or reasonably undertaken in connection with the Wind-Down Process, or as expressly contemplated or expressly permitted elsewhere in the Transaction Agreement; or to the extent Bidder has given its prior written consent, such consent not to be unreasonably withheld, conditioned or delayed, Mural has generally agreed not to, and agreed not to allow its Subsidiaries to:

•	authorize or pay any dividends on or make any distribution with respect to the outstanding shares in its capital (whether in cash, assets, shares or other securities of any member of the Mural Group);

•	undertake any action which is in breach of Rule 21 of the Irish Takeover Rules;

•	split, combine or reclassify any of its issued share capital, or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for, its issued share capital;

•

except under any pre-existing contractual obligations, increase the compensation (including bonus and equity opportunities), severance or termination pay, create new benefits (or increase or modify the existing benefits) payable or provided to any employee or service provider, whether pursuant to any Mural share plan or otherwise, other than to the extent required by applicable law or any Mural benefit plan in effect as of the date of the Transaction Agreement;

•	hire any new employees or service providers save as reasonably required in connection with the Scheme and/or the Acquisition;

•	establish, adopt, enter into, amend or terminate any Mural benefit plan, except as required to comply with applicable law;

•

change any actuarial assumptions used to calculate the funding obligations with respect to any Mural benefit plan or the manner in which contributions to such plan are or made or the basis on which such contributions are determined, except as may be required by applicable law or any Mural benefit plan in effect as of the date of the Transaction Agreement;

•

make any change in financial accounting policies or procedures or any of its methods of reporting income, deductions or other items for financial accounting purposes, except as required by a change in U.S. GAAP, applicable law or SEC policy;

•

authorize or announce an intention to authorize, or enter into agreements with respect to, any acquisitions of an equity interest in any joint venture arrangement, or acquisitions of an equity interest in or a substantial portion of the assets of any person or any business or division of any such business, or any mergers, consolidations or business combinations (for the purpose of this paragraph each such event an “Investment”), other than as expressly permitted by the Transaction Agreement;

•	amend the Memorandum and Articles of Association or any other Organizational Documents and permit its Subsidiary to adopt any amendments to its Organizational Documents;

•	enter into or amend any contract (other than the termination of existing contracts in the ordinary course of business and/or in connection with the Wind-Down Process);

•

allot, issue, deliver, grant, sell, pledge, dispose of or encumber, or authorize the allotment, issuance, delivery, grant, sale, pledge, disposition or encumbrance of, any shares in its capital, voting securities or other equity interest in any member of Mural Group or any securities convertible into or exchangeable for any such shares, voting securities or equity interest, or any rights, restricted share units, warrants or options to acquire any such shares in its capital, voting securities or equity interest or take any action outside the ordinary course of business to cause to be exercisable any otherwise un-exercisable Mural equity award (except as otherwise provided by the express terms of any Mural share plan and Mural equity award outstanding on the date of the Transaction Agreement);

•

directly or indirectly, purchase, redeem or otherwise acquire any shares in its capital or any rights, warrants or options to acquire any such shares in its capital, other than in relation to the valid exercise or settlement of any Mural equity awards or as otherwise may be agreed with Bidder;

•

acquire, lease, license or otherwise obtain any properties or assets, or to sell, lease, exclusively license, transfer, exchange, swap or otherwise dispose of, or subject to any Encumbrance, any of its properties or assets, save for: (i) dispositions of inventory or equipment in the ordinary course of business and/or the Wind-Down Process; (ii) for transactions among Mural and its Subsidiary in the ordinary course of business consistent with past practices and/or the Wind-Down Process; or (iii) for dispositions in the ordinary course of business consistent with past practice and/or the Wind-Down Process.

•

redeem, repurchase, prepay (other than prepayments of revolving loans), incur, assume, endorse, guarantee or otherwise become liable for or modify in any adverse respect the terms of any indebtedness for borrowed money or issue or sell any debt securities or calls, options, warrants or other rights to acquire any debt securities (directly, contingently or otherwise), provided that the foregoing will not prohibit Mural and its Subsidiary from making guarantees or obtaining letters of credit or surety bonds for the benefit of commercial counterparties in the ordinary course of business consistent with past practices and/or the Wind-Down Process;

•	enter into a new line of business;

•	engage in any merger with any third party save as expressly permitted by the Transaction Agreement;

•	make, change or revoke any tax election, change any annual tax accounting period or method of tax accounting unless in each case required by applicable law;

•	file any material amended tax return or claim for refund of material taxes;

•

settle or compromise material tax audit or proceeding relating to an amount of taxes, or claim for refund, or enter into any closing or similar agreement with any relevant authority other than entering into the process for claiming tax credits in the ordinary course consistent with past practice;

•	change any tax residency or request any ruling from any relevant authority relating to taxes; or

•	make any new capital expenditure, or commit to do so.

Directors’ and Officers’ Indemnification and Insurance

For a period of six (6) years after the date of the Completion, Bidder has agreed to maintain in effect the provisions for indemnification advancement of expenses or exculpation currently provided for in Mural’s Articles of Association, the organizational documents of any Subsidiary, and any deed, contract, service letter or other agreement to which Mural or its Subsidiaries are a party and will not amend, repeal or otherwise modify such provisions in any manner that would adversely affect the beneficiaries thereof and shall procure that no repeal of or amendment to any of such existing arrangements shall be made which would adversely affect the rights thereunder of any individuals who at any time prior to the Completion were directors, officers or employees of Mural or its Subsidiary in respect of actions or omissions occurring at or prior to the Completion (including actions or omissions occurring at or prior to the Completion arising out of the transactions contemplated by the Transaction Agreement); provided, however, that if any claim, action, suit, proceeding, enquiry or investigation is pending, asserted or made either prior to the Completion or within such six (6) year period, all rights to indemnification required to be continued pursuant to the Transaction Agreement in respect thereof shall continue until disposition thereof (save where there has been fraud or criminality on the part of a director of Mural).

On or prior to the Completion, Mural will put in place, with respect to matters arising on or before the Completion, and with a cover duration of six (6) years commencing on the date of the Completion, run-off directors’ and officers’ liability insurance with coverage at least equal to the coverage provided by the directors’ and officers’ liability insurance policy in effect at the date of the Transaction Agreement and the full costs associated with such “tail” insurance policies shall be included as expenses of the Acquisition.

Conditions to the Completion of the Acquisition and the Scheme

The Scheme and the completion of the Acquisition and the Scheme are subject to the satisfaction (or waiver, to the extent permitted) of all of the conditions set out in Appendix I to the Rule 2.7 announcement issued jointly by Mural, Bidder and Sub on August 20, 2025, a copy of which is included as Annex B to this proxy statement (the “Conditions”), which include:

•

The Acquisition is conditional upon the Scheme becoming effective and unconditional by not later than the End Date (or such earlier date as may be specified by the Irish Takeover Panel, or such later date as Mural and Bidder may, with the consent of the Irish Takeover Panel (if required), agree and (if required) the Irish High Court may allow).

•	The Scheme is conditional upon:

•

the approval of the Scheme by a majority in number of Mural Shareholders representing at least seventy-five percent (75%) in value of the Mural Shares, at the Voting Record Time, held by such holders, present and voting either in person or by proxy, at the Scheme Meeting (or at any adjournment of such meeting);

•	each of the Required EGM Resolutions being duly passed by the requisite majority of Mural Shareholders at the EGM (or any adjournment of such meeting) held no later than the End Date;

•

the sanction by the Irish High Court (with or without material modification, but subject to any such modification being acceptable to each of Bidder, Sub and Mural), of the Scheme pursuant to Chapter 1 of Part 9 of the Companies Act by no later than the End Date (the date on which this condition is satisfied, the “Sanction Date”); and

•	delivery of an office copy of the Court Order to the Registrar of Companies within 7 days of the Sanction Date.

•

Without limiting the foregoing, all required clearances of any governmental entity under the Antitrust Laws (as defined below) of each Specified Jurisdiction (as defined below), if any, shall have been obtained and remain in full force and effect and all applicable waiting periods shall have expired, lapsed or been terminated (as appropriate), in each case in connection with the Acquisition. “Antitrust Laws” means the Sherman Act of 1890, as amended, the Clayton Act of 1914, the Federal Trade Commission Act of 1914, as amended and all other federal, state and foreign applicable Laws in effect from time to time that are designed to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade and “Specified Jurisdiction” means any jurisdiction in which the Mural, Bidder or any of their affiliates (i) operate their respective businesses or own any assets or (ii) are otherwise subject to lawful jurisdiction.

•

No (i) law, (ii) injunction, restraint or prohibition by any court of competent jurisdiction or (iii) injunction, order, judgment, or prohibition under any Antitrust Law by any relevant authority shall have been issued, made or enacted and shall continue to be in effect which would permanently make illegal, prohibit or prevent consummation of the Acquisition.

•	The Transaction Agreement not having been terminated in accordance with its terms.

•	The accuracy of each of Mural, Sub and Bidder’s representations and warranties, subject to certain materiality and material adverse effect exceptions.

•	The performance by each of Mural, Sub and Bidder, in all material respects, of all of such party’s covenants and agreements under the Transaction Agreement.

•	There having not been any event, change, effect, development or occurrence that has had, or would reasonably be expected to have, individually or in the aggregate, a material adverse effect.

The complete text of the Conditions is attached as Annex B to this proxy statement.

Survival of Representations and Warranties

None of the representations and warranties of the Transaction Agreement will survive the consummation of the Acquisition or the termination of the Transaction Agreement.

Termination

Subject to the consent of the Irish Takeover Panel, the Transaction Agreement may be terminated at any time prior to the Completion in any of the following ways:

•	by either Bidder or Mural:

•

if the Acquisition is implemented by way of the Scheme, the Scheme Meeting or the EGM have completed and the Scheme Meeting Resolution or the Required EGM Resolutions, as applicable, are not approved by the requisite majorities of Mural Shareholders;

•

if the Completion has not occurred by 5:00 p.m. (New York City) on the End Date, provided that such right to terminate the Transaction Agreement will not be available to a party whose breach of any provision of the Transaction Agreement is the primary cause of the failure of the Completion to have occurred by such time;

•

if the Acquisition is implemented by way of the Scheme, the Irish High Court declines or refuses to sanction the Scheme, unless both Mural and Bidder agree in writing within 30 days of such decision that the decision of the Irish High Court will be appealed; or

•

if an injunction has been entered permanently restraining, enjoining or otherwise prohibiting the consummation of the Acquisition and such injunction has become final and non-appealable (provided that such right to terminate the Transaction Agreement will not be available to a party whose breach of any provision of the Transaction Agreement has been the primary cause of such injunction);

•	by Mural:

•

if Bidder or Sub breaches or fails to perform in any material respect any of its covenants or other agreements contained in the Transaction Agreement or if any of its representations or warranties set out in the Transaction Agreement are inaccurate, which breach, failure to perform or inaccuracy (1) would result in a failure of certain Conditions and (2) is not reasonably capable of being cured by the End Date or, if curable, is not cured by the earlier of (x) the End Date and (y) 45 days following written notice by Mural thereof; or

•

if, prior to obtaining the approval of the Scheme Meeting Resolution and the Required EGM Resolutions by the requisite majorities of the Mural Shareholders, if (1) in accordance with clause 5.2 of the Transaction Agreement, the Mural Board authorized Mural to terminate the Transaction Agreement under this provision in response to a Mural Superior Proposal and (2) substantially concurrently with such termination, in accordance with clause 5.2 of the Transaction Agreement, a Mural Change of Recommendation occurred and a definitive agreement providing for the consummation of such Mural Superior Proposal is duly executed and delivered by all parties thereto and, Mural pays Bidder the Reimbursement Amounts (as defined below) (a “Superior Proposal Termination”), or

•	by Bidder:

•

if Mural breaches or fails to perform in any material respect any of its covenants or other agreements contained in the Transaction Agreement or if any of its representations or warranties set out in the Transaction Agreement are inaccurate, which breach, failure to perform or inaccuracy (1) would result in a failure of any Condition and (2) is not reasonably capable of being cured by the End Date or, if curable, is not cured by the earlier of (x) the End Date and (y) 30 days following written notice by Bidder thereof (a “Mural Breach Termination”); or

•

if, prior to obtaining the required approvals of the Mural Shareholders at the Scheme Meeting and the EGM, (x) a Mural Change of Recommendation shall have occurred (a “Change of Recommendation Termination”) or (y) Mural has breached (except in de minimis respects) any of its obligations not to solicit a Mural Superior Proposal and such breach is not reasonably capable of being cured by the End Date or if curable, is not cured within 15 days following written notice by Bidder thereof; or

•	by the mutual written consent of Bidder, Sub and Mural.

Expenses

Except as otherwise provided in the Transaction Agreement, all costs and expenses incurred in connection with the Acquisition will be paid by the party incurring such cost or expense.

Mural Reimbursement Payment

If the Transaction Agreement is terminated in accordance with Clause 9.1 of the Transaction Agreement: (i) by the Bidder pursuant to a Change of Recommendation Termination; (ii) by Mural pursuant to a Superior

Proposal Termination; or (iii) all of the following occur: (A) the Transaction Agreement is terminated (x) by Bidder pursuant to a Mural Breach Termination as a result of a material breach or failure to perform any covenant or agreement in the Transaction Agreement described in Clause 9.1(a)(iii)(A) of the Transaction Agreement that first occurred following the making of a Mural Alternative Proposal of the type referenced in the following sub-Clause (B), or (y) by Bidder or Mural pursuant to a Non-Approval Termination but if such termination is by Mural at such time Bidder would be permitted to terminate the Transaction Agreement; (B) prior to the Scheme Meeting, a Mural Alternative Proposal was publicly disclosed or announced and not withdrawn (or, in the case of a Mural Breach Termination as a result of a material breach or failure to perform any covenant or agreement in the Transaction Agreement, was made publicly or privately to the Mural Board), or any person shall have publicly announced an intention (whether or not conditional) to make a Mural Alternative Proposal that has not been withdrawn (it being understood that, for the purposes of this Clause (B) each reference to 20% set forth in the definition of Mural Alternative Proposal will be deemed to refer to 50%); and (C) (x) a Mural Alternative Proposal is consummated within 12 months after such termination, or (y) a definitive agreement providing for a Mural Alternative Proposal is entered into within 12 months after such termination and is subsequently consummated (the “Payment Events”), Mural will reimburse Bidder for the Reimbursement Amount (the “Reimbursement Payment”) in immediately available funds within seven days following Mural’s receipt of invoices or written documentation supporting Bidder’s request for a Reimbursement Payment. The Reimbursement Amount will be exclusive of any VAT incurred by Bidder or its Subsidiary attributable to third party costs other than irrecoverable VAT incurred by Bidder or its Subsidiary. The “Reimbursement Amount” means an amount equal to the documented, specific, quantifiable third party costs and expenses incurred, directly or indirectly, by Bidder, Sub or any of their respective Subsidiaries, or on their behalf, for the purposes of, in preparation for, or in connection with the Acquisition, including third party costs and expenses incurred in connection with exploratory work carried out in contemplation of and in connection with the Acquisition, legal, financial and commercial due diligence, the arrangement of financing and the engagement of third party representatives to assist in the process. The total amount payable to Bidder by Mural by way of any Reimbursement Payment shall not, in any event, exceed the amount equal to one percent of the aggregate value of (i) the total Scheme Consideration payable or (ii) if the Additional Price Per Share has not been determined in accordance with Clause 2.4 of the Transaction Agreement, the total Base Price Per Share payable, in each case, with respect to the Mural Shares in connection with the Acquisition (excluding, for clarity, any interest in such share capital of Mural held by Bidder or any concert parties of Bidder).

Amendment and Waiver

The Transaction Agreement may not be amended except by an instrument in writing signed by each of Mural, Bidder and Sub. No delay or omission by any party to the Transaction Agreement in exercising any right, power or remedy provided by law or under or in connection with the Transaction Agreement will affect that right, power or remedy; or operate as a waiver.

Specific Performance; Third-Party Beneficiaries

Mural, Bidder and Sub agreed in the Transaction Agreement that damages would not be an adequate remedy for any breach of the Transaction Agreement. Accordingly, each party is entitled, without proof of special damages, to the remedies of injunction, specific performance or other equitable relief for any threatened or actual breach of the Transaction Agreement.

The Transaction Agreement is not intended to confer upon any person other than Bidder, Sub, Mural and the other parties thereto any rights or remedies with the exception of the rights of the specified directors, officers and employees to certain indemnification and insurance.

LEGAL PROCEEDINGS RELATING TO THE ACQUISITION

As of the date of this proxy statement, Mural is not aware of any legal proceedings challenging the Acquisition.

FINANCING RELATING TO THE ACQUISITION

The Scheme Consideration will be funded by Bidder from its existing cash and cash equivalent resources.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

Stock Ownership of Certain Beneficial Owners

The following table sets forth the name, address and beneficial ownership of each person (including any “group” as defined in Section 13(d)(3) of the Exchange Act) known by us to be the beneficial owner of more than five percent (5%) of Mural Shares, based on filings made under Section 13 of the Exchange Act as of September 8, 2025 and based on 17,324,771 Mural Shares outstanding as of that date.

	Number and Percentage of Shares Beneficially Owned
Name of Beneficial Owner	Ordinary Shares	Percentage
5% or Greater Shareholders:
Trium Capital LLP(1)	1,760,097	10.2%
Soleus Capital Master Fund, L.P.(2)	1,323,877	7.6%
Prosight Partners, LLC(3)	900,000	5.2%

(1)

Based solely on a Schedule 13G filed by Trium Capital LLP (“Trium Capital”) on September 2, 2025. Trium Capital directly holds the Mural Shares. The principal office of Trium Capital is 60 Gresham Street, London, United Kingdom, EC2V 7BB.

(2)

Based solely on a Schedule 13G/A filed by Soleus Capital Master Fund, L.P. (“Soleus Master Fund”) on August 5, 2025. Soleus Master Fund directly holds the Mural Shares. Soleus Capital, LLC is the sole general partner of Master Fund, Soleus Capital Group, LLC (“SCG”) is the sole managing member of Soleus Capital, LLC, Soleus Capital Management, L.P. (“SCM”) is the investment manager for Master Fund, and Soleus GP, LLC (“Soleus GP”) is the sole general partner of SCM. Guy Levy is the sole managing member of each of SCG and Soleus GP. Each of SCG, Soleus Capital, LLC, SCM, Soleus GP and Mr. Levy disclaims beneficial ownership of the Mural Shares held by Master Fund other than for the purpose of determining their obligations under Section 13(d) of the Exchange Act. The principal office of Soleus is 104 Field Point Road, 2nd Floor, Greenwich, CT 06830.

(3)

Based solely on a Schedule 13G filed by Prosight Management, LP, a Delaware limited partnership (“Prosight Management”), Prosight Fund, LP, a Delaware limited partnership (“Prosight Fund”), Prosight Plus Fund, LP, a Delaware limited partnership (“Prosight Plus Fund”), Prosight Partners, LLC, a Delaware limited liability company (“Prosight Partners”), and W. Lawrence Hawkins on June 26, 2025. Prosight Management is the general partner and investment manager of, and may be deemed to indirectly beneficially own securities owned by, Prosight Fund and Prosight Plus Fund. Prosight Management is a sub-advisor for certain separate managed accounts (collectively, the “Managed Accounts”) and may be deemed to indirectly beneficially own securities owned by the Managed Accounts. Prosight Partners is the general partner of, and may be deemed to beneficially own, securities beneficially owned by Prosight Management. Mr. Hawkins is the sole manager of, and may be deemed to beneficially own securities beneficially owned by, Prosight Partners. Prosight Fund, Prosight Plus Fund, and the Managed Accounts are the record and direct beneficial owner of the Mural Shares. Prosight Fund disclaims beneficial ownership of the Mural Shares held by each of the Managed Accounts and Prosight Plus Fund. Prosight Plus Fund disclaims beneficial ownership of the Mural Shares held by each of the Managed Accounts and Prosight Fund. The principal office of Prosight is 5956 Sherry Lane, Suite 1365, Dallas, Texas 75225.

Stock Ownership of Directors and Executive Officers

The following table sets forth, as of September 8, 2025, based on 17,324,771 ordinary shares outstanding as of that date, the beneficial ownership of Mural ordinary shares by (i) each Mural director, (ii) each Mural named executive officer and (iii) all current directors and executive officers (including named executive officers) as a group. Beneficial ownership is determined in accordance with the rules and regulations of the SEC and includes voting or investment power with respect to the Mural Shares. Ordinary shares that an individual has a right to acquire within 60 days after September 8, 2025 are considered outstanding and beneficially owned by the person holding such right for the purpose of calculating the percentage ownership of that person but not for the purpose of calculating the percentage ownership of any other person, except with respect to the percentage ownership of all directors and executive officers. Except as otherwise noted, the persons and entities in this table have sole voting and investing power with respect to all of the ordinary shares beneficially owned by them, subject to community property laws, where applicable. Unless otherwise indicated, the address of each beneficial owner is c/o Mural Oncology plc, 852 Winter Street, Waltham, MA 02451.

Unless otherwise indicated in the footnotes to this table and pursuant to applicable community property laws, Mural believes the persons named in this table have sole voting and investment power with respect to all ordinary shares reflected in this table. The business address of each of Mural’s directors and named executive officers is 852 Winter Street, Waltham, MA 02451.

	Number and Percentage of Shares Beneficially Owned
Name of Beneficial Owner	Ordinary Shares	Percentage
Directors (Other than Caroline Loew)
Francis Cuss, M.B., B.Chir., FRCP(1)	18,476	*
George Golumbeski, Ph.D.(1)	6,390	*
Benjamin Hickey, MBA(1)	18,476	*
Scott Jackson, MBA(1)	18,476	*
Sachiyo Minegishi, MBA(1)	5,116	*
Named Executive Officers:
Caroline Loew, Ph.D.(2)	296,517	1.7%
Adam Cutler(3)	105,237	*
Vicki Goodman, M.D.(4)	86,058	*
All current executive officers and directors as a group (9 persons)(5)	554,746	3.1%

*	Represents beneficial ownership of less than one percent.
(1)	Consists of ordinary shares underlying options exercisable within 60 days of September 8, 2025.
(2)	Consists of (i) 72,911 ordinary shares and (ii) 223,606 ordinary shares underlying options exercisable within 60 days of September 8, 2025.
(3)

Consists of (i) 12,294 ordinary shares and (ii) 73,228 ordinary shares underlying options exercisable within 60 days of September 8, 2025 and (iii) 19,715 ordinary shares underlying restricted stock units expected to vest within 60 days of September 8, 2025.

(4)

Consists of (i) 67,804 ordinary shares underlying options exercisable within 60 days of September 8, 2025 and (ii) 18,254 ordinary shares underlying restricted stock units expected to vest within 60 days of September 8, 2025.

(5)

Consists of (i) 85,205 ordinary shares and (ii) 431,572 ordinary shares underlying options exercisable within 60 days of September 8, 2025 and (iii) 37,969 ordinary shares underlying restricted stock units expected to vest within 60 days of September 8, 2025.

FUTURE SHAREHOLDER PROPOSALS

Mural held its 2025 annual general meeting of shareholders on June 11, 2025. Mural will hold an annual general meeting of shareholders in the year 2026 (the “2026 Annual General Meeting”) only if the Acquisition has not already been completed.

In order to be considered for inclusion in the Mural proxy statement and proxy card relating to the 2026 Annual General Meeting (if any) pursuant to Rule 14a-8 promulgated under the Exchange Act, shareholder proposals must be received by Mural no later than December 29, 2025, which is 120 days prior to the first anniversary of the mailing date of the proxy statement for the 2025 annual general meeting, unless the date of the 2026 Annual General Meeting (if any) is changed by more than 30 days from the anniversary of the 2025 annual general meeting, in which case, the deadline for such proposals will be a reasonable time before Mural begins to print and send its proxy materials. Upon receipt of any such proposal, Mural will determine whether or not to include such proposal in the proxy statement and proxy card in accordance with regulations governing the solicitation of proxies. However, if the Scheme has not been completed, and the 2026 Annual General Meeting (if any) is not held between March 29, 2026 and May 28, 2026, the deadline will then be a reasonable time prior to the time that Mural begins to print and mail its proxy materials. Such proposals should be delivered to Ten Earlsfort Terrace, Dublin 2, D02 T380, Ireland, Attn: Company Secretary.

Mural Shareholders may recommend individuals to Mural’s nominating and corporate governance committee for consideration as potential director candidates by submitting their names, together with appropriate biographical information and background materials, a statement as to the number of Mural ordinary shares beneficially owned by the shareholder making the recommendation, and certain other information as set forth in Mural’s Articles of Association, to Mural Oncology plc, Attention: Company Secretary, Ten Earlsfort Terrace, Dublin 2, D02 T380, Ireland. Assuming that appropriate biographical and background material has been provided on or before the dates set forth in this section, the committee will evaluate shareholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others, as described above. If the Mural Board determines to nominate a shareholder-recommended candidate and recommends his or her election, then his or her name will be included in Mural’s proxy card for the next annual general meeting. Shareholders also have the right under Mural’s Articles of Association to directly nominate director candidates, without any action or recommendation on the part of the nominating and corporate governance committee or the Mural Board, by following the procedures set forth in the proxy statement for the 2025 annual general meeting under “Shareholder Proposals for our 2026 Annual General Meeting.”

In addition, Mural’s Articles of Association establishes an advance notice procedure for nominations for election to the Mural Board for action at an annual general meeting other than those to be included in Mural’s proxy statement. The required notice must be delivered by the shareholder and received by the Mural Company Secretary at its registered office, or at such other address as Mural’s Company Secretary may designate, and must otherwise meet the requirements set forth in Mural’s Articles of Association, including the requirements of Rule 14a-19 under the Exchange Act if the shareholder intends to comply with the SEC’s universal proxy rules and to solicit proxies in support of director nominees other than Mural’s nominees. Mural must receive such director nomination proposals of shareholders intended to be presented at the 2026 Annual General Meeting (if any) but not included in the proxy statement by December 29, 2025, but not before October 30, 2025, which is not less than 120 days nor more than 180 days prior to the anniversary of the date of mailing of the proxy statement for the 2025 annual general meeting. However, if the date of the annual general meeting is changed by more than 30 days from the anniversary date of the prior year’s annual general meeting, notice must be received no earlier than the 180th day prior to such annual general meeting and no later than the later of the 120th day prior to such annual general meeting or the 10th day following the day on which public announcement of the date of such annual general meeting was first made. If the shareholder fails to give notice by these dates, then the persons named as proxies in the proxies solicited by the board of directors for the 2026 Annual General Meeting (if any) may exercise discretionary voting power regarding any such proposal. Shareholders are advised to review

Mural’s Articles of Association which also specifies requirements as to the form and content of a shareholder’s notice.

Any proposals, notices or information about proposed director candidates should be sent to Mural Oncology plc, Attention: Company Secretary, Ten Earlsfort Terrace, Dublin 2, D02 T380, Ireland.

HOUSEHOLDING OF PROXY STATEMENT

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single proxy statement or annual report, as applicable, to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies.

Some brokers and other nominee record holders may be “householding” our proxy materials. This means a single notice and, if applicable, the proxy materials, will be delivered to multiple shareholders sharing an address unless contrary instructions have been received. We will promptly deliver to you a separate copy of the notice and, if applicable, the proxy materials and annual report, if you write or call Mural at Mural Oncology plc, Ten Earlsfort Terrace, Dublin 2, D02 T380, Ireland, Attention: Mural Investor Relations, email: ir@muraloncology.com, telephone: +353 1 920 1000. If you would like to receive separate copies of Mural’s proxy materials and annual reports in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder, or you may contact Mural at the above address and telephone number.

WHERE YOU CAN FIND MORE INFORMATION

Mural files annual, quarterly and current reports, proxy statements and other information with the SEC. The SEC maintains an Internet site that contains reports, proxy statements and other information regarding issuers that file electronically with the SEC. The SEC’s Internet site can be found at http://www.sec.gov. Mural also maintains an Internet site that contains the reports, proxy statements and other information that it files with the SEC. Mural’s Internet site can be found at http://ir.muraloncology.com. Information found on, or accessible through, Mural’s website is not a part of and is not incorporated into, this proxy statement.

Set forth below is a list of the documents Mural previously filed with the SEC under the Exchange Act that are included as annexes to this proxy statement. Any statement contained in such a document shall be deemed to be modified or superseded for purposes of this proxy statement to the extent that a statement contained in this proxy statement or in an annex hereto consisting of a document filed with the SEC subsequently to such document modifies or replaces such statement. The information included in the annexes hereto is incorporated into this proxy statement except to the extent so modified or superseded.

•	The Annual Report on Form 10-K for the year ended December 31, 2024, filed with the SEC on March 11, 2025 is included as Annex D to this proxy statement, and includes:

•	a description of Mural’s business, properties and legal proceedings;

•	Mural’s audited consolidated financial statements for the fiscal years ended December 31, 2024, and December 31, 2023;

•	management’s discussion and analysis of financial condition and results of operations for such periods; and

•	disclosures of changes in and disagreements with accountants on accounting and financial disclosure.

•	The Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2025, filed with the SEC on May 14, 2025, is included as Annex E to this proxy statement, and includes:

•	a description of Mural’s legal proceedings;

•

Mural’s unaudited condensed consolidated balance sheets at March 31, 2025, the unaudited condensed consolidated statements of operations and comprehensive loss for the three months ended March 31, 2025, the unaudited condensed consolidated statements of stockholders’ equity at March 31, 2025, the unaudited condensed consolidated statements of cash flows for the three months ended March 31, 2025, and the related notes; and

•	management’s discussion and analysis of financial condition and results of operations for such periods.

•	The Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2025, filed with the SEC on August 4, 2025, is included as Annex F to this proxy statement, and includes:

•	a description of Mural’s legal proceedings;

•

Mural’s unaudited condensed consolidated balance sheets at June 30, 2025, the unaudited condensed consolidated statements of operations and comprehensive loss for the three and six months ended June 30, 2025, the unaudited condensed consolidated statements of stockholders’ equity at June 30, 2025, the unaudited condensed consolidated statements of cash flows for the six months ended June 30, 2025, and the related notes; and

•	management’s discussion and analysis of financial condition and results of operations for such periods.

Mural will furnish without charge to each Mural Shareholder to whom a proxy statement is delivered, upon written or oral request, a copy of any or all of the documents attached as annexes to this proxy statement. A hard copy of the documents will not be sent to any person unless requested pursuant to this process. Any such request may be made by writing or telephoning us at the following address or phone number:

Mural Oncology plc

Attention: Company Secretary

Ten Earlsfort Terrace

Dublin 2

D02 T380

Ireland

+353-1-920-1000 (Ireland)

The information contained in Parts 2, 3 and 4 of this proxy statement is not required to be included pursuant to the rules and regulations of the SEC but is included solely to comply with the requirements of the Companies Act and the Irish Takeover Rules in order to provide the information required under such laws to Mural Shareholders.

Any such request must include the identity of the Mural Shareholder and any hard copy documents will be posted to the address of the Mural Shareholder provided in such application.

PART 2—EXPLANATORY STATEMENT

The information contained in Parts 2, 3 and 4 of this proxy statement is not required to be included pursuant to the rules and regulations of the U.S. Securities and Exchange Commission but is included solely to comply with the requirements of the Irish Companies Act 2014 and the Irish Takeover Rules in order to provide the information required under such laws to Mural Shareholders.

(IN COMPLIANCE WITH SECTION 452 OF THE IRISH COMPANIES ACT 2014)

To Scheme Shareholders and, for information purposes only, to Equity Award Holders.

PROPOSED ACQUISITION OF MURAL ONCOLOGY PLC BY XRA 5 CORP., A SUBSIDIARY OF XOMA ROYALTY CORPORATION, BY MEANS OF A SCHEME OF ARRANGEMENT UNDER CHAPTER 1 OF PART 9 OF THE IRISH COMPANIES ACT 2014

1	INTRODUCTION

On August 20, 2025, XOMA Royalty Corporation (“Bidder”) and Mural announced that they had entered into a definitive agreement pursuant to which Sub agreed to acquire the entire issued and to be issued share capital of Mural for cash (the “Acquisition”), subject to the satisfaction of certain conditions, by way of a scheme of arrangement under Chapter 1 of Part 9 of the Companies Act.

Capitalized terms used but not defined in this “Part 2—Explanatory Statement” have the meanings ascribed to such terms in “Part 3—The Scheme of Arrangement.”

The section of this proxy statement entitled “The Acquisition—Recommendation of the Mural Board and Mural’s Reasons for the Acquisition” sets forth the reasons why the Mural Board, which has been so advised by Lucid Capital Markets, LLC (“Lucid”) as financial advisor and independent advisor for the purposes of Rule 3 of the Irish Takeover Rules to Mural, as to the financial terms of the Acquisition, considers the terms of the Acquisition to be fair and reasonable and why the Mural Board unanimously recommends that all Mural Shareholders vote in favor of the Acquisition and the Scheme, as well as the other resolutions proposed at both the Scheme Meeting and the EGM. In considering the recommendation of the Mural Board, Mural Shareholders should be aware that directors and executive officers of Mural may have interests in the Acquisition that are in addition to, or different from, the interests they might have as shareholders generally. See the section of this proxy statement entitled “Part 2—Explanatory Statement—Interests of Certain Persons in the Acquisition.”.

2	THE ACQUISITION

The Acquisition will be effected by way of a scheme of arrangement between Mural and Mural Shareholders pursuant to Chapter 1 of Part 9 of the Companies Act. The Scheme is set out in full in the section of this proxy statement entitled “Part 3—The Scheme of Arrangement.” Under the terms of the Scheme (the effectiveness of which will be subject to the conditions set out at Annex B to this proxy statement), Sub will pay, or cause to be paid, the Scheme Consideration to Scheme Shareholders in consideration for the transfer to Sub of the Scheme Shares.

Under the terms of the Acquisition and subject to certain conditions, at the completion of the Acquisition (the “Completion”), each Mural Shareholder (i) will receive a base cash price of $2.035 per share (the “Base Price Per Share”) and (ii) may receive an additional cash amount per share of up to $0.205 (the “Additional Price Per Share,” and together with the Base Price Per Share, the “Scheme Consideration”) which would be calculated on the basis of the amount by which Mural’s actual closing net cash (as defined and calculated in accordance with the Transaction Agreement, the “Closing Net Cash”) on the Closing Net Cash Calculation Date (as defined in the Transaction Agreement) exceeds its Estimated Closing Net Cash of approximately $36.2 million (the “Excess

Cash”). The Additional Price Per Share is calculated on the basis of the amount by which the Closing Net Cash on the Closing Net Cash Calculation Date exceeds the Estimated Closing Net Cash. Any Additional Price Per Share will only be payable to Mural Shareholders upon Completion if the Closing Net Cash on the Closing Net Cash Calculation Date exceeds the Estimated Closing Net Cash. There is no certainty that the Closing Net Cash on the Closing Net Cash Calculation Date will exceed the Estimated Closing Net Cash and, if the Closing Net Cash does not exceed the Estimated Closing Net Cash, the amount of the Additional Price Per Share will be zero and each of the Mural Shareholders would receive only the Base Price Per Share. The Additional Price Per Share is subject to a cap of a maximum amount of $0.205 per share and cannot be a negative amount.

It is expected that confirmation of the Additional Price Per Share will be communicated to Mural Shareholders by announcement prior to the date of the Court Hearing. The Scheme involves an application by Mural to the Irish High Court to sanction the Scheme. If the Scheme becomes effective, all Scheme Shares will be transferred to Sub in accordance with the terms of the Scheme. As a result of the Scheme, Mural will become an indirect wholly owned subsidiary of Bidder. The Scheme and the Acquisition are subject to a number of Conditions (summarized in paragraph 3 below and set out in full at Annex B to this proxy statement).

The Scheme will require, among other things, approval by Mural Shareholders as of the Voting Record Time at the Scheme Meeting, approval by Mural Shareholders as of the Voting Record Time at the EGM and the sanction of the Scheme by the Irish High Court at the Court Hearing.

Provided the Conditions are satisfied or, to the extent applicable and lawful, waived, the Scheme will become effective upon delivery to the Registrar of Companies of a copy of the Court Order of the Irish High Court sanctioning the Scheme. Upon the Scheme becoming effective, it will be binding on all Mural Shareholders, irrespective of whether or not they attended or voted at the Scheme Meeting or the EGM. It is expected that the Scheme will become effective and that the Acquisition will be completed during the fourth quarter of 2025, subject to satisfaction or waiver (if applicable) of the Conditions.

3	THE CONDITIONS

The Conditions to the Acquisition and the Scheme are set out in full at Annex B to this proxy statement. In summary, the completion of the Acquisition and the Scheme is subject to the satisfaction (or waiver, if applicable) of all of the following conditions on or before the sanction of the Scheme by the Irish High Court pursuant to Chapter 1 of Part 9 of the Companies Act:

•

the approval of the Scheme Meeting Resolution by a majority in number of Mural Shareholders representing at least 75 per cent. in value of the Mural Shares, at the Voting Record Time, held by such holders, present and voting either in person or by proxy, at the Scheme Meeting (or at any adjournment of such meeting);

•

each of the Required EGM Resolutions (as defined below) being duly passed by the requisite majority of Mural Shareholders at the EGM (or any adjournment of such meeting) held no later than the End Date;

•

the sanction by the Irish High Court (with or without material modification, but subject to any such modification being acceptable to each of Bidder, Sub and Mural), of the Scheme pursuant to Chapter 1 of Part 9 of the Companies Act by no later than the End Date;

•

no (i) law, (ii) injunction, restraint or prohibition by any court of competent jurisdiction or (iii) injunction, order, judgment, or prohibition under any Antitrust Law by any relevant authority shall have been issued, made or enacted and shall continue to be in effect which would permanently make illegal, prohibit or prevent consummation of the Acquisition;

•	the Transaction Agreement not having been terminated in accordance with its terms;

•	the accuracy of each of Mural, Sub and Bidder’s representations and warranties, subject to certain materiality and material adverse effect exceptions;

•	the performance by each of Mural, Sub and Bidder, in all material respects, of all of such party’s covenants and agreements under the Transaction Agreement; and

•	there having not been any event, change, effect, development or occurrence that has had, or would reasonably be expected to have, individually or in the aggregate, a Mural material adverse effect.

See the section of this proxy statement entitled “The Transaction Agreement — Conditions to the Completion of the Acquisition” for further information.

4	CONSENTS AND SPECIAL MEETINGS

The Scheme Meeting is being convened by the Mural directors to seek the approval of the Scheme by Mural Shareholders as of the Voting Record Time. The EGM is being convened to seek the approval of Mural Shareholders as of the Voting Record Time with respect to certain resolutions that are necessary or desirable to effect and to implement the Scheme, as described below.

Whether or not a Mural Shareholder votes in favor of the Scheme at the Scheme Meeting and/or votes in favor of the resolutions at the EGM, if the Scheme becomes effective all Scheme Shares will be transferred to Sub in accordance with the terms of the Scheme and the Scheme Consideration will be paid to the Scheme Shareholders. In addition, if the Scheme becomes effective, any Mural Shares issued after the Scheme Record Time will be transferred to Sub in consideration for the Scheme Consideration in accordance with the amendments proposed to Mural’s Articles of Association at the EGM.

Before the Irish High Court’s sanction of the Scheme can be sought, the Scheme will require approval by the Mural Shareholders as of the Voting Record Time at the Scheme Meeting and the passing of the Required EGM Resolutions (as defined below). The Scheme Meeting will start at   a.m. Irish local time and the EGM will start at  a.m. Irish local time, or, if the Scheme Meeting has not concluded by  a.m. Irish local time, as soon as possible after the conclusion of the Scheme Meeting on  2025 (or any adjournment thereof).

Notices of the Scheme Meeting and the EGM, which contain the full text of the proposals to be presented to Mural Shareholders for consideration, are set out at the front of this proxy statement. You are encouraged to read these Notices and the full text of each proposal in detail. Entitlement to notice of and/or to vote at each meeting will be determined by reference to the Register of Members at the Voting Record Time. See the sections of this proxy statement entitled “Part 1—The Acquisition and the Special Meetings—The Special Meetings of Mural Shareholders—Voting Your Ordinary Shares” and “Part 1—The Acquisition and the Special Meetings—The Special Meetings of Mural Shareholders—Voting Ordinary Shares Held in Street Name.”

As of the Voting Record Time, Mural held no ordinary shares in treasury.

As of the Voting Record Time, there were    Mural Shares issued and outstanding and there were     registered members whose names appeared in the Register of Members.

4.1	Scheme Meeting

The Scheme Meeting has been convened for  a.m. Irish local time on  , 2025 to enable the Scheme Shareholders to consider and, if thought fit, approve a resolution to approve (with or without modification) the Scheme and to approve any motion by the Chair to adjourn the Scheme Meeting, or any adjournments thereof, to another time and place if necessary or appropriate to solicit additional proxies if there are insufficient votes at the time of the Scheme Meeting to approve the resolution to approve the Scheme. At the Scheme Meeting, voting will be by poll and not a show of hands, and each holder of Scheme Shares as of the Voting Record Time who is present (in person or by proxy) will be entitled to one vote for each Scheme Share held as of the Voting Record Time. In order to conduct business at the Scheme Meeting a quorum must be present. The quorum for the Scheme Meeting shall be two or more shareholders present in person or by proxy holding at least a majority of the issued and outstanding Scheme Shares.

In order for the resolution to approve the Scheme at the Scheme Meeting to pass, it requires approval at the Scheme Meeting by a majority in number of the Scheme Shareholders at the Voting Record Time present and voting, either in person or by proxy, representing at least seventy-five percent (75%) in value of the Scheme Shares voted at such meeting, either in person or by proxy. The resolution to adjourn the Scheme Meeting is proposed as an “ordinary resolution”, which means that it requires the approval of a simple majority of the votes cast by the holders of Mural Shares as of the Voting Record Time present and voting (in person or by proxy) at the Scheme Meeting.

It is important that, for the Scheme Meeting, as many votes as possible are cast so that the Irish High Court may be satisfied that there is a fair representation of the opinion of Scheme Shareholders as of the Voting Record Time when it is considering whether to sanction the Scheme. You are therefore strongly urged to complete and return your proxy card for the Scheme Meeting as soon as possible.

4.2	EGM

In addition to the Scheme Meeting, the EGM has been convened for  a.m. Irish local time on  , 2025, or, if the Scheme Meeting has not concluded by  a.m. Irish local time, as soon as possible after the conclusion of the Scheme Meeting (or any adjournment thereof). A quorum must be present in order to conduct any business at the EGM. The quorum for the EGM shall be at least two or more Mural Shareholders present in person or by proxy holding not less than a majority of Mural’s ordinary shares issued and outstanding and entitled to vote at the EGM.

At the EGM, the following proposals will be voted on by the Mural Shareholders:

1. To approve the Scheme and authorize the directors of Mural to take all such actions as they consider necessary or appropriate for carrying the Scheme into effect (the “Scheme Approval Resolution”).

2. To amend the Articles of Association of Mural so that any Mural Shares that are issued on or after the Voting Record Time to persons other than Sub will either be subject to the terms of the Scheme or will be immediately and automatically acquired by Sub for the Scheme Consideration (the “Articles of Association Amendment Resolution”).

3. To approve any motion by the Chair to adjourn the EGM, or any adjournments thereof, to another time and place if necessary or appropriate to solicit additional proxies if there are insufficient votes at the time of the EGM to approve the Scheme Approval Resolution and the Articles of Association Amendment Resolution (the “Adjournment Resolution”).

The Scheme is conditioned on the approval of the Scheme Approval Resolution and the Articles of Association Amendment Resolution described above (the “Required EGM Resolutions”). The Scheme is not conditioned on the approval of the Adjournment Resolution described above.

The Scheme Approval Resolution and the Adjournment Resolution are both proposed as “ordinary resolutions”, which means that they require the approval of at least a majority of the votes cast by the holders of Mural Shares as of the Voting Record Time present and voting (in person or by proxy) at the EGM. The Articles of Amendment Resolution is a “special resolution” which requires the approval of at least seventy-five percent (75%) of the votes cast by the holders of Mural Shares as of the Voting Record Time present and voting (in person or by proxy) at the EGM. The Acquisition is conditioned on the approval of the Scheme Meeting Resolution and the Required EGM Resolutions by the requisite majorities of Mural Shareholders.

4.3	Mural Court Hearing

Subject to the approval of the Scheme Meeting Resolution and the Required EGM Resolutions and the prior satisfaction of the Conditions (other than those Conditions which by their nature cannot be satisfied prior to the hearing by the Irish High Court of the application to sanction the Scheme), the Court Hearing is expected to take place in fourth quarter of 2025. Each Mural Shareholder of record is entitled to be represented by counsel or a solicitor (at his or her own expense), or to appear in person, at the Court Hearing to support or oppose the sanctioning of the Scheme.

4.4	Forms of Proxy

Mural Shareholders as of the Voting Record Time are being sent a form of proxy card for each of the Scheme Meeting and the EGM. Scheme Shareholders are strongly urged to complete and return their proxy cards as soon as possible and, in any event, no later than  p.m. Irish local time on  , 2025. The proxy cards for the Scheme Meeting and the EGM may also be handed by a Mural Shareholder to the Chair of the Scheme Meeting or the EGM, as applicable, before the start of the applicable special meetings on  , 2025 and will still be valid.

4.5	Voting Your Ordinary Shares

Mural Shareholders may vote by proxy and/or in person at each special meeting. Mural recommends that Mural Shareholders submit the proxy even if they plan to attend either or both special meetings. If a Mural Shareholder votes by proxy, that Mural Shareholder may change its vote, among other ways, if he, she or it attends and votes at the Scheme Meeting or the EGM, as applicable. Completion and return of a form of proxy will not preclude a Mural Shareholder from attending and voting in person at the Scheme Meeting or the EGM, or any adjournments thereof, as applicable, if that Mural Shareholder wishes to do so. Any alteration to the form of proxy must be initialed by the person who signs it.

If you own shares in your own name, you are considered, with respect to those shares, the “shareholder of record.” If your Mural Shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in “street name.”

If you are a Mural shareholder of record you may use the enclosed proxy cards to tell the person named as proxy how to vote your shares.

If you properly complete, sign, date and return your proxy cards, your shares will be voted in accordance with your instructions. The named proxies will vote all Mural Shares at the meeting for which proxies have been properly submitted and not revoked. If you sign and return your proxy cards appointing the Chair as your proxy but do not mark the proxy card to tell the proxy how to vote on a voting item, your shares will be voted in respect of such voting item at the discretion of the Chair of the Scheme Meeting or EGM, as the case may be.

Mural Shareholders of record may also vote over the Internet at www.proxyvote.com or by telephone at  anytime up to 11:59 p.m. Irish local time on  , 2025. Voting instructions are printed on the proxy cards or voting information form you received. Either method of submitting a proxy will enable your shares to be represented and voted at the special meetings. You may also hand your applicable completed and signed proxy cards to the Chair before the start of the applicable special meeting before the start of the applicable special meeting.

4.6	Voting Ordinary Shares Held in Street Name

If your shares are held in an account through a bank, broker or other nominee, you must likewise instruct the bank, broker or other nominee how to vote your shares by following the instructions that the bank, broker or other nominee provides to you along with this proxy statement. Your bank, broker or other nominee, as applicable, may have an earlier deadline by which you must provide instructions to it as to how to vote your shares so you should carefully read the materials provided to you by their bank, broker or other nominee.

If you do not provide a signed voting instruction form to your bank, broker or other nominee, your shares will not be voted on any proposal on which the bank, broker or other nominee does not have discretionary authority to vote. This is referred to as a broker non-vote. In these cases, the bank, broker or other nominee will not be able to vote your shares on those matters for which specific authorization is required. Brokers do not have discretionary authority to vote on any of the proposals at either special meeting.

Accordingly, if you fail to provide a signed voting instruction form to your bank, broker or other nominee, your shares held through such bank, broker or other nominee will not be voted at either special meeting.

5	STRUCTURE OF THE SCHEME

It is proposed that, pursuant to the provisions of the Scheme, all Scheme Shares will be transferred to Sub in accordance with the terms of the Scheme. Please see the section of this proxy statement entitled “Summary—Structure of the Acquisition.”

6	OPINION OF FINANCIAL ADVISOR TO MURAL

Please see the section of this proxy statement entitled “The Acquisition—Opinion of Lucid Capital Markets, LLC”.

7	BIDDER’S INTENTIONS REGARDING MURAL

After careful review of Mural’s historical financial performance and projected standalone results, Bidder has determined that the long-term interests of its stockholders are best served by executing an orderly wind-down of substantially all of Mural’s legacy operations promptly following the Completion of the Acquisition. Certain subsidiaries of Mural may be retained temporarily to hold residual contractual rights, intellectual property or contingent liabilities during the wind-down period; however, once such matters are resolved or assigned, those entities are likewise expected to be dissolved. Bidder’s plans also include consolidating all remaining corporate functions of Mural into Bidder’s existing corporate functions. Mural’s existing corporate lease will be assigned, sub-leased or terminated in accordance with its terms in the ordinary course following the Completion of the Acquisition. Options being considered include a reduction of capital for which a separate confirmation of the Irish High Court would be sought by Bidder at the appropriate time after the Effective Date but no firm decision in this regard has been made by Bidder.

Bidder currently expects to redeploy, monetize or otherwise dispose of substantially all of Mural’s legacy tangible or intangible assets on commercially reasonable terms. Mural previously conducted an extensive business development process in an effort to out-license or otherwise dispose of its legacy assets and concluded that the market opportunity for such a transaction is limited. Even if market conditions were to change, there would still be significant uncertainty regarding Bidder’s ability to attract a potential acquirer for Mural’s legacy assets and, even if Bidder was to be successful in negotiating transaction terms with a potential acquirer of Mural’s legacy assets, whether any potential acquirer of Mural’s legacy assets would be able to: (i) initiate and complete successful nonclinical studies and clinical trials for any product related to or based upon Mural’s legacy assets, (ii) conduct sufficient clinical trials or other studies to support the approval and commercialization of any product related to Mural’s legacy assets, (iii) demonstrate to the satisfaction of the U.S. Food and Drug Administration and similar foreign regulatory authorities the safety and efficacy and acceptable risk-to-benefit profile of any product related to Mural’s legacy assets, (iv) seek and obtain regulatory marketing approvals for any product related to Mural’s legacy assets, (v) establish and maintain supply and manufacturing relationships with third parties to ensure adequate and legally compliant manufacturing of bulk drug substances and drug products to maintain that supply, (vi) launch and commercialize any product candidates that were to obtain marketing approval and, if launched, successfully establish a sales, marketing and distribution infrastructure, (vii) demonstrate the necessary safety data post-approval to ensure continued regulatory approval, (viii) demonstrate the actual and perceived benefits of any product related to Mural’s legacy assets, if approved, relative to existing and future alternative therapies based upon availability, cost, risk and safety profile, drug-drug interactions, ease of administration, side effects and efficacy, (ix) obtain coverage and adequate product reimbursement from third-party payors, including government payors, (x) achieve market acceptance for any approved products, (xi) address any competing technological and market developments, (xii) negotiate favorable terms in any collaboration, licensing or other arrangements into which such acquirer may enter in the future and perform its obligations under such collaborations, (xiii) establish, maintain, protect and enforce intellectual property rights related to Mural’s legacy assets and (xiv) attract, hire and retain qualified personnel, among other unknowns.

7.1	Management and Employees

Pursuant to the terms of the Transaction Agreement, Bidder has not given any assurances in relation to the continuation of any existing compensation and employment benefit arrangements of Mural’s employees following the Acquisition, except in certain limited circumstances. Bidder may seek to engage a limited number of Mural employees on a consulting basis solely to the extent necessary or helpful in connection with the wind-down of Mural’s legacy operations.

7.2	Headquarters, Locations of Business and Assets

Immediately following the Completion, the global headquarters of the Mural will be located at Bidder’s current global headquarters in Emeryville, California. Bidder currently expects to execute an orderly wind-down of substantially all of Mural’s legacy operations promptly following the Completion.

Bidder currently expects to redeploy, monetize or otherwise dispose of substantially all of Mural’s assets on commercially reasonable terms.

7.3	Delisting and Deregistration of Mural Shares

As further described in the section of this proxy statement entitled “Delisting and Deregistration of Mural Shares,” following the Completion of the Acquisition, the Mural Shares will be delisted from the Nasdaq and deregistered under the Exchange Act and will cease to be publicly traded.

7.4	Management Incentivization

Bidder has not entered into, and has not had discussions or proposals to enter into, any form of incentivization arrangements, with members of Mural’s management.

8	BOARD, MANAGEMENT AND EMPLOYEES

8.1	Generally

Upon the Scheme becoming effective, all of the non-executive directors of Mural intend to resign from the Mural Board and one or more persons nominated by Bidder will be appointed to the Mural Board.

8.2	Indemnification and Insurance

Information in relation to existing and future indemnification and insurance arrangements for Mural’s directors and executive officers is set out in paragraph 10.3 below.

8.3	Employment and Benefits Matters

Pursuant to the terms of the Transaction Agreement, Bidder has agreed that, conditional on Mural complying with certain obligations under the Transaction Agreement, Bidder will honor or cause to be honored all compensation, employment, severance, change-of-control and similar agreements to which Mural is a party.

However, Bidder expressly reserves its right to discharge or terminate the services and/or employment of any Mural employee at any time for any reason, with or without cause, subject to applicable law and the provisions of any contracts of employment with such employees.

Following the Completion, Bidder shall have sole discretion with respect to the determination as to whether to terminate, merge or continue any employee benefit plans and programs of Mural.

9	MURAL EQUITY AWARD HOLDERS

This section describes the treatment of Mural equity awards. As is required by Rule 15 of the Irish Takeover Rules, appropriate proposals will be made by Bidder to holders of Mural equity awards in connection with the Scheme.

Pursuant to the terms of the Transaction Agreement, the outstanding Mural equity awards will be treated as follows:

•

each option in respect of Mural Shares (“Mural Options”) that is outstanding as of immediately prior to the Completion (whether or not vested) shall, at the Completion, be automatically canceled and converted into the right to receive an amount equal to the Scheme Consideration for each Mural Share underlying the option minus the exercise price per Mural Share for such option. Any Mural Options that have an exercise price per Mural Share that is equal to or greater than the Scheme Consideration shall be canceled and shall cease to be outstanding at the Completion, and no Scheme Consideration shall be delivered in exchange for such options; and

•

each restricted stock unit in respect of Mural Shares (“Mural RSUs”) that is outstanding as of immediately prior to the Completion (whether or not vested) shall, at the Completion, be automatically canceled and converted into the right to receive an amount equal to the Scheme Consideration.

Further details regarding the procedures to be followed by holders of Mural equity awards will be set out in the Rule 15 proposal to be made by Bidder to holders of Mural equity awards.

10	MURAL DIRECTORS & EXECUTIVE OFFICERS AND THE EFFECT OF THE SCHEME ON THEIR INTERESTS

10.1	Interests of Certain Persons in the Acquisition

In considering the recommendation of the Mural Board with respect to the Transaction Agreement, you should be aware that some of Mural’s directors and executive officers may have interests in the Acquisition that are in addition to, or different from, any interests of Mural Shareholders generally. These interests are described in more detail below, and, with respect to the executive officers of Mural, are quantified in the table below. The Mural Board was aware of these interests and considered them when it adopted the Transaction Agreement and approved the Acquisition.

Mural’s current executive officers and their respective positions are as follows:

Name	Position
Caroline Loew, Ph.D.	Chief Executive Officer and President
Adam Cutler	Chief Financial Officer
Vicki Goodman	Chief Medical Officer
Maiken Keson-Brookes	Chief Legal Officer

Treatment of Equity Awards

The following table sets forth (i) the number of Mural Shares underlying the Mural Options and Mural RSUs whether vested or unvested, held by each Mural director and executive officer as of September 8, 2025, the latest practicable date to determine these numbers before the filing of this proxy statement and (ii) the minimum value and maximum value of such equity awards as of such date, determined in each case by multiplying (a) the number of Mural Shares subject to the Mural equity award by (b)(i) in the case of the minimum value, the Base Price Per Share of $2.035 (less the applicable exercise price in the case of an Option) and (b)(ii) in the case of the maximum value, $2.24 per share, which represents the Base Price Per Share of $2.035 plus the maximum possible amount of the Additional Price Per Share of $0.205 (less the applicable exercise price in the case of an option Option). For information regarding the beneficial ownership of Mural Shares held by each of Mural’s directors and named executive officers and all of Mural’s directors and executive officers as a group, see the section of this proxy statement entitled “Security Ownership of Management and Certain Beneficial Owners.” Each of Mural’s directors and executive officers shall be entitled to receive, for each Mural Share he or she holds, the same consideration in the same manner as other Mural Shareholders shall receive for a Mural Share in connection with the Acquisition. However, as all options to acquire Mural Shares held by the Mural Directors and executive officers have a strike price above the maximum Scheme Consideration payable pursuant to the Acquisition, all such options will be canceled without the right to receive any Consideration in accordance with the terms of the Transaction Agreement.

Name	Mural Options (#)	Minimum Value for Mural Options ($)(1)	Maximum Value for Mural Options($)(1)	Mural RSUs (#)	Minimum Value for Mural RSUs ($)	Maximum Value for Mural RSUs ($)
Directors
Caroline Loew, Ph.D.	603,940	$—	$—	220,148	$448,001.18	$493,131.52
Francis Cuss, M.B., B.Chir., FRCP	32,120	$—	$—	—	$—	$—
George Golumbeski, Ph.D.	23,971	$—	$—	—	$—	$—
Benjamin Hickey, MBA	32,120	$—	$—	—	$—	$—
Scott Jackson, MBA	32,120	$—	$—	—	$—	$—
Sachiyo Minegishi, MBA	23,972	$—	$—	—	$—	$—
Executive Officers
Adam Cutler	211,452	$—	$—	94,144	$191,583.04	$210,882.56
Vicki Goodman, M.D.	200,604	$—	$—	89,763	$182,667.71	$201,069.12
Maiken Keson-Brookes	150,442	$—	$—	62,203	$126,583.10	$139,334.72

Severance Entitlements

Mural is not generally a party to any agreements or other arrangements with its directors providing for severance entitlements. However, Mural is party to employment agreements with its executive officers, including Caroline Loew. Dr. Loew’s employment agreement provides, among other things, for the payment of certain severance benefits if Dr. Loew’s employment as chief executive officer’s is terminated by Mural without cause following a change in control, as described further below. Completion of the Acquisition will constitute a “change in control” pursuant to the terms of Dr. Loew’s employment agreement. For further information in relation to severance entitlements of other executive officers, see the section of this proxy statement entitled “Security Ownership of Management and Certain Beneficial Owners.”

Pursuant to Dr. Loew’s employment agreement, in the event that Dr. Loew’s employment is terminated by Mural without cause or if Dr. Loew resigns for good reason, in each case within the 24 months following a “change in control” (the “CEO Change in Control Period”), Dr. Loew will be entitled to the following severance payments and benefits, (i) a lump-sum payment equal to the sum of (A) two times Dr. Loew’s then-current annual base salary and (B) two times the higher of her target bonus for the year in which the termination occurs or the bonus she received the prior year, (ii) subject to Dr. Loew’s copayment of premium amounts at the applicable active employees’ rate and proper election to continue COBRA health coverage, payment of the portion of the premiums equal to the amount that Mural would have paid to provide health insurance to Dr. Loew had she remained employed by Mural until the earliest of (A) 18 months following termination, (B) Dr. Loew’s eligibility for group medical plan benefits under any other employer’s group medical plan or (C) the end of Dr. Loew’s COBRA health continuation period, (iii) all outstanding Mural equity-based awards held by Dr. Loew shall immediately vest and become fully exercisable or nonforfeitable as of the date of termination, and (iv) Dr. Loew shall not be required to repay any portion of her sign-on bonus. If the payments or benefits payable to Dr. Loew in connection with a change in control would be subject to the excise tax on golden parachutes imposed under Section 4999 of the Internal Revenue Code of 1986, as amended, then those payments or benefits will be reduced if such reduction would result in a higher net after-tax benefit to Dr. Loew.

The following table sets forth the estimated severance that will be payable, and the estimated value of benefit continuation, if Dr. Loew is terminated without cause immediately following the Completion:

Name	Estimated Severance ($)	Estimated Value of Benefit Continuation ($)
Caroline Loew, Ph.D.	$2,043,380	$45,772

Other than Dr. Loew, Mural directors do not have service agreements in place with Mural and their remuneration is set by the Mural Board. There are no severance payments payable to the Mural directors on Completion or as a result of the change-of-control.

Retention Bonuses

In August 2025, Mural granted a retention bonus award to Maiken Keson-Brookes, Chief Legal Officer. The amount of the retention bonus granted to Ms. Keson-Brookes was $244,550. The retention bonus award to Ms. Keson-Brookes is payable in two installments: (i) fifty percent (50%) upon the execution of the retention bonus agreement (the “First Retention Award”), which occurred on August 6, 2025, and (ii) the remaining fifty percent (50%) upon the earlier of the Completion or termination of Ms. Keson-Brookes’s employment by Mural other than for misconduct, poor performance or any other breach of Ms. Keson-Brookes’s obligations as an employee (the “Second Retention Award”). If Ms. Keson-Brookes resigns from Mural voluntarily prior to the payment of the Second Retention Award, she will forfeit the right to receive the Second Retention Award and must repay the First Retention Award within 30 days of her termination date. In the event that Ms. Keson-Brookes’s employment is terminated by reason of death or permanent disability, during her employment, Mural may decide in its sole discretion to pay all, or part, of the Second Retention Award, taking into account the applicable circumstances.

Director and Officer Indemnification Insurance

Pursuant to the terms of the Transaction Agreement, Mural’s directors and officers shall be entitled to certain ongoing indemnification and coverage under directors’ and officers’ liability and fiduciary liability insurance policies following the Acquisition. Such indemnification and insurance coverage is further described in paragraph 10.3.

10.2	Continuing Directors

Upon the Scheme becoming effective, all of the non-executive directors of Mural intend to resign from the Mural Board and one or more persons nominated by Bidder will be appointed to the Mural Board.

10.3	Indemnification and Insurance

Mural and its subsidiary, Mural Oncology, Inc. are party to indemnification agreements with each of its directors that require Mural, among other things, to indemnify the present and former directors, officers and certain employees against certain liabilities that may arise by reason of their status or service as directors or officers, to the extent permitted by law. In addition, pursuant to the terms of the Transaction Agreement, Bidder will maintain these provisions for indemnification for certain directors and officers of Mural, and they will be entitled to certain ongoing indemnification and coverage under directors’ and officers’ liability and fiduciary liability insurance policies following the Acquisition. Such indemnification and insurance coverage is further described in the Transaction Agreement.

11	TAXATION

Your attention is drawn to the section of this proxy statement entitled “Material Tax Consequences of the Proposed Acquisition” which provides a high-level summary of the principal Irish and U.S. tax consequences of the Acquisition. If you are in any doubt as to your own position with respect to taxation, if you require more detailed information or if you are subject to taxation in any jurisdiction other than Ireland or the United States, you should consult an independent financial advisor or tax advisor immediately.

12	SETTLEMENT, DELISTING AND DEALINGS

Following the consummation of the Acquisition, all Mural Shares will be delisted from Nasdaq Global Select Market and deregistered under the Exchange Act. The last day of dealings in Mural Shares on the Nasdaq Global Select Market is currently expected to be on or about business day prior to the Effective Date.

Bidder will appoint the Paying Agent to effect the technical implementation of the settlement of the Scheme Consideration to Mural Shareholders. Following the Effective Time, it is intended that Mural will be re-registered as a private company limited by shares.

12.1	Scheme Consideration

Subject to the Scheme becoming effective, settlement of the consideration to which any Mural Shareholder is entitled under the Acquisition will be effected within fourteen (14) days following the Completion of the Acquisition whereupon the Paying Agent appointed by Bidder will deliver, or cause to be delivered the cheques for the Scheme Consideration to the persons entitled thereto, unless otherwise properly directed by the person entitled thereto.

12.2	General

Bidder has confirmed that, except as provided for in the Scheme or otherwise with the consent of the Panel, any payment to which a Mural Shareholder is entitled to receive from Bidder will be implemented in full without regard to any lien, right of set-off, counterclaim or other analogous right to which Bidder may be, or claim to be, entitled against any such Mural Shareholder.

All documents and remittances sent to Mural Shareholders (or in accordance with their directions) will be dispatched at their own risk. It is intended that all cheques issued by the Paying Agent will be drawn on a clearing bank in the United States.

12.3	Certain Effects of the Scheme

At the Completion of the Acquisition, which is expected in the fourth quarter of 2025, Mural will become a wholly owned subsidiary of Sub.

13.	OVERSEAS SHAREHOLDERS

As regards overseas shareholders of Mural (“Overseas Shareholders”), the Acquisition may be affected by the laws of the relevant jurisdictions. Such Overseas Shareholders should inform themselves about and observe any applicable legal requirements. It is the responsibility of Overseas Shareholders to satisfy themselves as to the full observance of the laws of the relevant jurisdiction in connection therewith, including the obtaining of any governmental, exchange control or other consents which may be required, or the compliance with other necessary formalities which are required to be observed and the payment of any issue, transfer or other taxes due in such jurisdiction.

This explanatory statement has been prepared for the purposes of complying with the laws of Ireland and the United States and the Irish Takeover Rules and the rules of the SEC, respectively (to the extent applicable), and the information disclosed may be different from that which would have been disclosed if this document had been prepared in accordance with the laws of jurisdictions outside Ireland and the United States.

Overseas Shareholders are encouraged to consult their local tax and legal advisors.

14	ACTION TO BE TAKEN

Please refer to the section of this proxy statement entitled “Part 1—The Acquisition and the Special Meetings—The Special Meetings of Mural Shareholders” for a summary of the actions to be taken.

15	FURTHER INFORMATION

The terms of the Scheme are set out in full in Part 3—The Scheme of Arrangement of this proxy statement. Your attention is drawn to the conditions and further terms of the Acquisition set out in the remaining parts of this proxy statement, all of which form part of this proxy statement.

PART 3—THE SCHEME OF ARRANGEMENT

THE SCHEME OF ARRANGEMENT

THE HIGH COURT

IN THE MATTER OF

MURAL ONCOLOGY PLC

AND IN THE MATTER OF

THE COMPANIES ACT 2014

SCHEME OF ARRANGEMENT

(UNDER CHAPTER 1 OF PART 9 OF THE COMPANIES ACT 2014)

BETWEEN

MURAL ONCOLOGY PLC

AND

THE HOLDERS OF THE SCHEME SHARES

(AS HEREINAFTER DEFINED)

PRELIMINARY

A.	In this Scheme, unless inconsistent with the subject or context, the following expressions bear the following meanings:

“Additional Price per Share”	an additional amount of cash per Mural Share in issue at the Effective Time (provided that such amount shall under no circumstances be a negative amount) not to exceed $0.205 per Mural Share, as finally determined in accordance with clause 2.4 of the Transaction Agreement;

“Antitrust Laws”	the Sherman Act of 1890, as amended, the Clayton Act of 1914, the United States Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, the Federal Trade Commission Act of 1914, as amended and all other federal, state and foreign applicable Laws in effect from time to time that are designed to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade;

“Base Price per Share”	the cash consideration of $2.035 per Mural Share in issue at the Effective Time;

“Business Day”	any day other than a Saturday, a Sunday or public holiday in Dublin or New York;

“Circular”	the proxy statement dated , 2025 sent to Mural Shareholders (and for information only, to Equity Award Holders) of which this Scheme forms a part;

“Companies Act”	the Companies Act 2014, as amended;

“Conditions”	the conditions to the Scheme and the Transaction set out in Appendix I of the Rule 2.7 Announcement and “Condition” means any one of the Conditions;

“Court Hearing”	the hearing by the Irish High Court of the application to sanction the Scheme under Section 453 of the Companies Act;

“Court Order”	the order or orders of the Irish High Court sanctioning the Scheme under Section 453 of the Companies Act;

“Designated Shares”	any Mural Shares held from time to time by XOMA Royalty, any other member of the XOMA Royalty Group and / or any nominee of any member of the XOMA Royalty Group;

“Effective Date”	the date on which the Scheme becomes effective in accordance with clause 7 of this Scheme of Arrangement;

“Effective Time”	the time on the Effective Date at which the Scheme becomes effective in accordance with clause 7 of this Scheme of Arrangement;

“EGM”	the extraordinary general meeting of Mural Shareholders (and any adjournment or postponement thereof) to be convened in connection with the Scheme on , 2025 at a.m. (Irish time) or, if later, immediately after the conclusion of the Scheme Meeting (it being understood that if the Scheme Meeting is adjourned or postponed, the EGM shall be correspondingly adjourned or postponed);

“End Date”	means May 20, 2026 or such later date as XOMA Royalty and Mural may, with the consent of the Irish Takeover Panel (if required), agree and (if required) the Irish High Court may allow unless Mural, XOMA Royalty or Sub shall have terminated the Transaction Agreement in accordance with clause 9 thereof, in which case the date shall be the date of such termination;

“Equity Award Holders”	holders of certain equity awards issued by Mural;

“Equity Award Holder Proposal”	the proposal to be made to the Equity Award Holders in a manner consistent with the description set out in clause 9 of the Rule 2.7 Announcement and in accordance with the requirements of Rule 15 of the Takeover Rules;

“EUR€” or “€”	euro, the lawful currency of Ireland;

“Foreign Investment Laws”	all applicable Laws (other than Antitrust Laws) in effect from time to time that are designed or intended to prohibit, restrict or regulate actions by foreigners to acquire interests in or control over domestic equities, securities, entities, assets, land or other holdings for reasons of national security or other public policy;

“Forms of Proxy”	the BLUE form of proxy for the Scheme Meeting and the YELLOW form of proxy for the EGM, as the context may require;

“Governmental Entity”	(i) any Relevant Authority, (ii) any company, business, enterprise, or other entity owned, in whole or in part, or controlled by any Relevant Authority, or (iii) any political party;

“Holder”	in relation to any Mural Share, the Member whose name is entered in the Register of Members as the holder of that share and “Joint Holders” means the Members whose names are entered in the Register of Members as the joint holders of that share and includes any person(s) entitled by transmission;

“Irish High Court”	the High Court of Ireland;

“Law”	any applicable, national, federal, state, local, municipal, foreign, supranational or other law, statute, constitution, principle of common law, agency requirement, licence, permit, binding directive, decree, rule, regulation, judgment, order, injunction, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Relevant Authority, and “Laws” will be construed accordingly;

“Members”	the members of Mural as entered in its Register of Members at any relevant date, and “Member” will be interpreted accordingly;

“Mural”	Mural Oncology plc, a public limited company incorporated under the laws of Ireland (with registration number 605282) having its registered office at 10 Earlsfort Terrace, Dublin 2, Ireland, D02 T380, Ireland;

“Mural Board”	the board of directors of Mural from time to time and for the time being;

“Mural Shareholders”	Holders of Mural Shares;

“Mural Shares”	the ordinary shares issued in the capital of Mural with a nominal value of US$0.01 per share;

“Parties”	Mural, XOMA Royalty and Sub, and “Party” shall mean Mural, XOMA Royalty or Sub (as the context requires);

“Paying Agent”	the bank or trust company appointed by XOMA Royalty and Sub (and reasonably acceptable to Mural) to act as paying agent for the payment of the Scheme Consideration;

“Register of Members”	the register of members maintained by Mural pursuant to the Companies Act;

“Registrar of Companies”	the Registrar of Companies in Dublin, Ireland (being the “Registrar” as defined in Section 2 of the Companies Act);

“Relevant Authority”	any Irish, United States or other foreign national or supranational, federal, state, local or other governmental or regulatory authority, agency, commission, board, body, bureau, arbitrator, arbitration panel or other authority or agency, including courts and other judicial bodies, or any competition, anti-trust foreign investment review or supervisory body, central bank or other governmental, trade or regulatory agency or body, securities exchange, stock exchange or any self-regulatory body or authority, including any instrumentality or entity designed to act for or on behalf of the foregoing, in each case, in any jurisdiction (provided it has jurisdiction over the applicable person or its activities or property) including, for the avoidance of doubt, the Irish Takeover Panel, the Irish High Court, and the SEC;

“Restricted Jurisdiction”	any jurisdiction where local laws may result in a significant risk of civil, regulatory or criminal exposure if information concerning the Transaction is sent or made available in that jurisdiction;

“Restricted Overseas Shareholder”	a Mural Shareholder (including an individual, partnership, unincorporated syndicate, limited liability company, unincorporated organisation, trust, trustee, executor, administrator or other legal representative) in, or resident in, or any Mural Shareholder whom Mural believes to be in, or resident in, a Restricted Jurisdiction;

“Rule 2.7 Announcement”	the joint announcement made by XOMA Royalty and Mural on August 20, 2025, pursuant to Rule 2.7 of the Takeover Rules;

“Scheme” or “Scheme of Arrangement”	this proposed scheme of arrangement between Mural and the Scheme Shareholders under Chapter 1 of Part 9 of the Companies Act to effect the Transaction on such terms (including the Conditions) and for the Consideration set out in Part 3 (Scheme of Arrangement) of the Circular and on such other terms and in such form, not being inconsistent therewith, as Mural, XOMA Royalty and Sub mutually agree in writing (including any revision thereof as Mural and Sub may, with the consent of the Irish Takeover Panel and the High Court (in each case (if required) agree);

“Scheme Consideration”	the aggregate of the Base Price per Share plus the Additional Price per Share, if any, to be paid pursuant to the Scheme in respect of each Scheme Share held by Scheme Shareholders at the Scheme Record Time;

“Scheme Meeting”	the meeting of the Scheme Shareholders convened by the Mural Board under Section 450(1) of the Companies Act (and any adjournment of any such meeting) to consider and vote on the Scheme Meeting Resolution;

“Scheme Meeting Resolution”	the resolution to be considered and voted on at the Scheme Meeting proposing that the Scheme, with or without amendment (but subject to such amendment being acceptable to Mural and XOMA Royalty, except for a technical or procedural amendment which is required for the proper implementation of the Scheme and does not have a substantive consequence on the implementation of the Scheme), be agreed to;

“Scheme Record Time”	11:59 p.m. (Irish local time) on the last Business Day prior to the Effective Date (or such other day and/or time as is specified as the record time for determining those Mural Shares that will be subject to the Scheme);

“Scheme Shareholder”	each Holder of Scheme Shares;

“Scheme Shares”	the Mural Shares in issue at the Scheme Record Time but excluding any Designated Shares;

“SEC”	the United States Securities and Exchange Commission;

“Sub”	XRA 5 Corp., a Delaware corporation and a wholly owned Subsidiary of XOMA Royalty;

“Subsidiary”	has the meaning as in Section 7 of the Companies Act;

“Takeover Rules”	the Irish Takeover Panel Act, 1997, Takeover Rules, 2022;

“Transaction”	the proposed acquisition by Sub of Mural (as described in the Rule 2.7 Announcement and provided for in the Transaction Agreement);

“Transaction Agreement”	the transaction agreement dated August 20, 2025, and entered into among Mural, XOMA Royalty and Sub;

“US$” or “U.S. dollars”	U.S. dollars, the lawful currency of the United States of America;

“Voting Record Time”	10:00 p.m. (Irish local time) on , 2025;

“XOMA Royalty”	XOMA Royalty Corporation, a Nevada corporation; and

“XOMA Royalty Group”	XOMA Royalty and all its Subsidiaries from time to time,

and, unless otherwise specified, references to clauses are to clauses of this Scheme.

B.

The authorised share capital of Mural on the date hereof is EUR€25,000 and US$5,000,000 divided into (i) 450,000,000 ordinary shares, nominal value US$0.01 per share, (ii) 50,000,000 preferred shares, nominal value US$0.01 per share and (iii) 25,000 deferred ordinary shares, nominal value EUR€1.00 per share. As of      (being the last practicable date prior to the publication of the Circular), there were      Mural Shares issued and outstanding, all of which are validly issued and fully paid up. There are no preferred shares or deferred ordinary shares in issue and no Mural Shares are held in treasury.

C.

The purpose of the Scheme is to provide for the transfer of the Scheme Shares to Sub in consideration for Sub paying or procuring the payment of the Scheme Consideration (without interest and less any applicable withholding taxes) to the Scheme Shareholders.

D.	As of (being the last practicable date prior to the publication of the Circular), no member of the XOMA Royalty Group held any Mural Shares.

E.

Each of XOMA Royalty and Sub has agreed to submit to the terms of the Scheme. Each of XOMA Royalty and Sub undertakes to the Irish High Court to be bound by and to execute and do and procure to be executed and done all such documents, acts and things as may be necessary or desirable to be executed or done by it for the purpose of giving effect to this Scheme. XOMA Royalty and Sub will appear by solicitor and / or counsel at the Court Hearing to formally provide this undertaking to the Irish High Court.

F.	The explanatory statement required to be furnished pursuant to Section 452 of the Companies Act is set out in Part 2 (Explanatory Statement) of this Circular.

THE SCHEME

1.	TRANSFER OF THE SCHEME SHARES

1.1

Pursuant to Chapter 1 of Part 9 of the Companies Act and upon and with effect from the Effective Time, Sub shall acquire all of the Scheme Shares (including the legal and beneficial interest therein) held by each Scheme Shareholder fully paid, free from all options, liens, equities, charges, encumbrances, rights of pre-emption and any other third party rights and other interests and together with all and any rights at the date of this Scheme or thereafter attached thereto including voting rights and the right to receive and retain in full all dividends and other distributions (if any) and any return of capital (whether by reduction of share capital or share premium account or otherwise) announced, declared, paid or made in respect of the Scheme Shares by reference to a record date on or after the Effective Time.

1.2

For the purposes of such acquisition, the Scheme Shares shall be transferred to Sub (and / or its nominee(s)) and such transfer shall be effected by means of a form of transfer or other instrument or instruction of transfer, and to give effect to such transfer(s) any person may be appointed by Sub as attorney and / or agent and / or otherwise and shall be authorised, as such attorney and / or agent and / or otherwise on behalf of the relevant Scheme Shareholder or Scheme Shareholders concerned, to:

(a)

execute and deliver as transferor a form of transfer or other instrument or instruction of transfer (whether as a deed or otherwise) of such Scheme Shares in favour of Sub (and / or its nominee(s)) on behalf of the Scheme Shareholder;

(b)	give a good receipt in respect of consideration received in respect of any such transfer; and

(c)

give such instructions and do all other things which he or she may consider necessary or expedient in connection with such transfer and every form or instrument or instruction executed or delivered or other such thing so done shall be as effective as if it had been executed, delivered or done by the Scheme Shareholder to which such form, instrument, instruction or thing relates.

2.	SCHEME CONSIDERATION FOR THE TRANSFER OF THE SCHEME SHARES

2.1

In consideration for the transfer of the Scheme Shares pursuant to clause 1, Sub shall pay the Scheme Consideration (without interest and less any applicable withholding taxes) to each Holder of Scheme Shares at the Scheme Record Time and shall procure that the Scheme Consideration is distributed to such Holders within 14 days of the Effective Date in accordance with clause 3.

2.2

If, prior to the Effective Date, any dividend and / or other distribution and / or other return of capital is proposed, authorised, declared, paid or made or becomes payable by Mural in respect of the Mural Shares, Sub reserves the right to reduce the consideration payable under the terms of the Scheme by an amount up to the amount of that dividend and / or other distribution and / or return of capital except where the Scheme Shares are or will be acquired pursuant to the Scheme on a basis which entitles Sub to receive the dividend, distribution or return of capital and to retain it. If any such dividend and / or other distribution or return of capital occurs, any reference in this Scheme to the consideration payable under the Scheme will be deemed to be a reference to the consideration as so reduced. The exercise of those rights shall not be regarded as constituting any revision or variation of the terms of the Scheme. Any exercise by Sub of those rights shall be the subject of an announcement. To the extent that Sub exercises those rights, Mural Shareholders will be entitled to receive and retain that dividend, distribution or return of capital.

2.3

None of XOMA Royalty, Sub or Mural or their respective agents shall be liable to any Scheme Shareholder for any cash payment, dividend or distribution with respect to Scheme Shares delivered to a public official in compliance with any law relating to abandoned property, escheat or law permitting attachment of money or property or similar law.

3.	SETTLEMENT OF SCHEME CONSIDERATION

3.1

XOMA Royalty and Sub will appoint the Paying Agent to effect the technical implementation of the settlement of the Scheme Consideration. For this purpose, Sub shall deposit, or cause to be deposited, with the Paying Agent, for the benefit of the Scheme Shareholders cash in an amount equal to the aggregate Scheme Consideration. Such deposit shall be made promptly and in any event in sufficient time to allow Sub to comply with clause 3.2.

3.2

Subject to clause 3.3 below, not later than fourteen (14) days after the Effective Date, Sub shall deliver or procure the delivery to the persons entitled thereto, cheques for the Scheme Consideration payable to them in accordance with clause 2.1, or payment shall otherwise be made in accordance with any dividend mandate in place pursuant to clause 3.4. All payments shall be made in U.S. dollars.

3.3

In the case of Scheme Shares issued and/or held pursuant to equity awards which are subject to the Equity Award Holder Proposal, as soon as reasonably practicable after the Completion but no later than fourteen (14) days after the Effective Date, the Consideration to which any Equity Award Holder is entitled under the Scheme (and in accordance with the terms of the Transaction Agreement) will be distributed by transferring the sum to Mural which will then be paid by Mural via its payroll (less liabilities to payroll tax and charges that Mural is obliged to deduct and pay to the Irish Revenue Commissioners and/or other tax authority).

3.4

Each mandate in force on the Effective Date relating to the payment of dividends or other distributions on any Scheme Shares and other instructions given to Mural by Holders shall, unless notice of revocation of such instructions is received by the Paying Agent prior to the Scheme Record Time, be deemed to be an effective mandate or instruction to Sub to pay and despatch any amount payable to any Scheme Shareholder under the Scheme in accordance with such mandate.

3.5

All despatches of cheques pursuant to clause 3.2 shall be effected by sending each cheque by registered post (or international standard post / mail, if overseas) in pre-paid envelopes addressed to the persons entitled thereto at their respective addresses as appearing in the Register of Members at the Scheme Record Time (or, in the case of Joint Holders, at the address of that one of the Joint Holders whose name stands first in the said Register of Members in respect of such joint holding at the Scheme Record Time). None of XOMA Royalty, Sub or Mural or any person or nominee appointed by XOMA Royalty or Sub or Mural or their respective agents shall be responsible for any loss or delay in transmission or delivery of any cheque(s) sent in accordance with this clause 3 which shall be sent entirely at the risk of the persons entitled thereto.

3.6

All cheques drawn in accordance with this clause 3 shall be in U.S. dollars drawn on a US clearing bank and shall be made payable to the Holder (except that, in the case of Joint Holders, Sub reserves the right to make such cheques payable to that one of the Joint Holders whose name stands first in the Register of Members in respect of such joint holding at the Scheme Record Time), and the despatch of any such cheque in accordance with 3.2 shall be a complete discharge of XOMA Royalty’s and Sub’s obligations (as applicable) under this Scheme to pay, or procure the payment of, the monies represented thereby.

3.7

In the absence of bad faith or wilful default, none of XOMA Royalty, Sub or Mural, any person or nominee appointed by XOMA Royalty, Sub or Mural or their respective agents shall have any liability for any loss or damage arising as a result of sale or transfer (including as a result of the timing or terms of such sale or transfer) or any instrument of transfer executed and / or delivered or any other thing done for or on behalf of any Scheme Shareholder pursuant to this Scheme.

3.8	The provisions of this clause 3 shall take effect subject to any condition or prohibition imposed by Law.

4.	OVERSEAS SHAREHOLDERS

4.1	The provisions of clauses 1, 2 and 3 shall be subject to any prohibition or condition imposed by Law.

4.2

Notwithstanding the provisions of clause 4.1, Mural retains the right to permit the release, publication or distribution of the Circular and / or the Forms of Proxy to any Restricted Overseas Shareholder who satisfies Mural (acting in its absolute discretion) that doing so will not infringe the laws of the relevant Restricted Jurisdiction or require compliance with any governmental or other consent or any registration, filing or other formality that Mural is unable to comply with or which Mural regards as unduly onerous to comply with.

5.	CERTIFICATES FOR SCHEME SHARES

With effect from the Effective Time any certificates or other statements of ownership representing Scheme Shares shall cease to have effect as documents of title to the shares comprised therein and every holder thereof shall be bound at the request of Mural to deliver up such certificate(s) and/or statements to Mural or as it may direct.

6.	AUTHORITY PENDING REGISTRATION OF TRANSFER

With effect from the Effective Time and until the Register of Members is updated to reflect the transfer of the Scheme Shares pursuant to clause 1:

6.1

each Scheme Shareholder irrevocably appoints Sub (or such of its nominee(s) as are directed by Sub) to exercise on its behalf any votes and any or all other rights and privileges (including, without limitation, the right to requisition the convening of a general meeting of Mural or of any class of shareholders of Mural) attaching to the Scheme Shares;

6.2

each Scheme Shareholder authorises Mural and / or its agents to send any notice, circular, warrant, document or other communication which may be required to be sent to such Scheme Shareholder as a member of Mural in respect of their Scheme Shares to Sub and / or such of its nominee(s) as are directed by Sub at Sub’s registered office;

6.3

each Scheme Shareholder irrevocably appoints Sub (or such of its nominee(s) as are directed by Sub) and / or any one or more of its directors or agents to sign on behalf of such Scheme Shareholder such documents, and to do such things, as may, in the opinion of Sub and / or any one or more of its directors or agents, to be necessary or desirable in connection with the exercise of any votes or other rights or privileges attaching to the relevant Scheme Shares (including, without limitation, an authority to sign any consent to short notice of a general meeting of Mural as attorney or agent for, and on behalf of, such Scheme Shareholder and / or to attend and / or execute a form of proxy in respect of such Scheme Shares appointing any person nominated by Sub and / or any one or more of its directors or agents to attend general meetings of Mural (or any adjournment thereof), and to exercise or refrain from exercising the votes attaching to the Scheme Shares on such Scheme Shareholder’s behalf); and

6.4	each Scheme Shareholder irrevocably undertakes from the Effective Time:

(a)	not to exercise any votes or any other rights attaching to the relevant Scheme Shares without the prior written consent of Sub and

(b)	not to appoint a proxy or representative for, or to attend any general meeting of Mural.

7.	THE EFFECTIVE TIME

7.1	This Scheme shall become effective immediately upon delivery to the Registrar of Companies of a copy of the Court Order in accordance with Section 454 of the Companies Act.

7.2

Unless the Scheme shall have become effective on or before the End Date or such earlier date as may be specified by the Irish Takeover Panel, or such later date as Mural and XOMA Royalty may agree, with the consent of the Irish Takeover Panel (if required) or the Irish High Court (if required), it shall not proceed and all undertakings given to the Irish High Court in respect of the Scheme shall be deemed to have lapsed with immediate effect.

7.3	Mural and XOMA Royalty have agreed (pursuant to the Transaction Agreement) that in certain circumstances the necessary actions to seek sanction of this Scheme may not be taken.

8.	MODIFICATION

Mural, Sub and XOMA Royalty may jointly consent on behalf of all persons concerned to any modification of or addition to this Scheme or any condition that the Irish High Court may approve or impose. Any such modification or addition may require, and may be conditional upon, the consent of the Irish Takeover Panel.

9.	COSTS

Mural is authorised and permitted to pay all of its costs and expenses relating to the negotiation, preparation, approval and implementation of this Scheme.

10.	GOVERNING LAW

This Scheme is governed by and construed in accordance with the laws of Ireland and is subject to the exclusive jurisdiction of the courts of Ireland.

Dated:    , 2025

PART 4—ADDITIONAL INFORMATION

(as required by the Irish Takeover Rules)

Capitalized terms used but not defined in this “Part 4—Additional Information” have the meanings ascribed to such terms in “Part 3—The Scheme of Arrangement”.

1.	Responsibility

The members of the Mural Board (“Mural Directors”) accept responsibility for the information contained in this proxy statement relating to Mural and its subsidiaries (the “Mural Group”), and the Mural Directors and members of their immediate families, related trusts and persons connected with them, except for the statements made by XOMA Royalty Corporation (“Bidder”) and Sub in respect of Mural. To the best of the knowledge and belief of the Mural Directors (who, in each case, have taken all reasonable care to ensure such is the case), the information contained in this proxy statement for which they accept responsibility is in accordance with the facts and does not omit anything likely to affect the import of such information.

Bidder’s board of directors and Sub’s board of directors accept responsibility for the information contained in this proxy statement other than (i) information relating to Mural, the Mural Group and the Mural Directors and members of their immediate families, related trusts and persons connected with them and (ii) the recommendation and related opinions of the Mural Directors. To the best of the knowledge and belief of Bidder’s board of directors and Sub’s board of directors (who, in each case, have taken all reasonable care to ensure that this is the case), the information contained in this proxy statement for which they accept responsibility is in accordance with the facts and does not omit anything likely to affect the import of such information.

2.	Directors and Registered Office

2.1	The directors of Bidder are as follows:

Name	Position
Jack L. Wyszomierski	Chairperson
Heather L. Franklin	Director
Natasha Hernday	Director
Owen Hughes	Director
Barbara Kosacz	Director
Joseph M. Limber	Director
Matthew Perry	Director

Bidder’s corporate headquarters are located at 2200 Powell Street, Suite 310, Emeryville, CA 94608, United States.

2.2	The sole director of Sub is:

Name	Position
Owen Hughes	Director

Sub’s principal executive offices are located at 2200 Powell Street, Suite 310, Emeryville, CA 94608, United States.

2.3	The Mural Directors are as follows:

Name	Position
Scott Jackson	Chairperson
Caroline Loew	Chief Executive Officer and Director
Francis Cuss	Director
Benjamin Hickey	Director
George Stanley Golumbeski	Director
Sachiyo Minegishi	Director

Mural’s registered office is at Ten Earlsfort Terrace, D02 T380, Dublin 2, Ireland.

3.	Market Quotations

The following table shows the closing price of a Mural Share as derived from the Nasdaq Global Market (i) on the first Business Day in each of the six (6) months prior to the date of this proxy statement; (ii) on April 14, 2025 (the last Business Day prior to the announcement of the commencement of the strategic review by the Mural Directors); and (iii) on the latest practicable date prior to the posting of this proxy statement.

Date	Mural Share Price (US$)
September 8, 2025	2.07
September 2, 2025	2.075
August 1, 2025	2.32
July 1, 2025	2.50
June 2, 2025	2.63
May 1, 2025	2.61
April 14, 2025	1.03
April 1, 2025	1.24

For the purposes of Rule 24.3(e) of the Irish Takeover Panel Act, 1997, Takeover Rules 2022 (the “Irish Takeover Rules”), the Scheme Consideration (excluding any Additional Price Per Share which may be payable) represents a premium of approximately 97.6% to Mural’s undisturbed closing share price of $1.03 on April 14, 2025, being the last Business Day prior to the announcement of the commencement of the strategic review by the Mural Directors on April 15, 2025.

4.	Disclosure of interests and dealings in shares

4.1	For the purposes of this paragraph 4 of “Part 4—Additional Information”:

(a)	two or more persons are deemed to be acting in concert if they co-operate on the basis of an agreement, either express or tacit, either oral or written, aimed at:

(i)	either

(A)	the acquisition by any one or more of them of securities in the relevant company concerned; or

(B)	the doing, or the procuring of the doing, of any act that will or may result in an increase in the proportion of securities in the relevant company concerned held by any one or more of them; or

(ii)	either

(A)	acquiring control of the relevant company concerned; or

(B)	frustrating the successful outcome of an offer made for the purpose of the acquisition of control of the relevant company concerned;

and “acting in concert” shall be construed accordingly;

(b)

“arrangement” includes any indemnity or option arrangement and any agreement or understanding, formal or informal, of whatever nature, between two or more persons relating to relevant securities which may be an inducement to deal or refrain from dealing in such securities;

(c)	a company is an “associated company” of another company if that other company owns or controls 20% or more of the equity share capital of the first-mentioned company;

(d)

“connected fund manager” means a fund manager controlled by, controlling or under the same control as Mural or (as the case may be) Bidder or Sub or any bank or any financial or other professional adviser (including a stockbroker) which is acting in relation to the Acquisition (as defined below) for that company (excluding a bank which is only providing normal commercial banking services or activities such as cash confirmation, the handling of acceptances and other registration work);

(e)	“control” means the holding, whether directly or indirectly, of securities in a company that confer in aggregate 30% or more of the voting rights in that company;

(f)	“derivative” includes any financial product whose value, in whole or in part, is determined directly or indirectly by reference to the price of an underlying security;

(g)	“disclosure date” means , 2025 (being the latest practicable date before the posting of this proxy statement);

(h)	“disclosure period” means the period commencing on April 15, 2024 (being the date 12 months before the commencement of the offer period) and ending on the disclosure date;

(i)

“exempt fund manager” means a discretionary fund manager which has been recognized by the Panel as an exempt fund manager for the purposes of the Irish Takeover Rules, has been notified in writing of that fact by the Panel and has not been notified by the Panel of the withdrawal of such recognition;

(j)

“exempt principal trader” means a principal trader which is recognized by the Panel as an exempt principal trader for the purposes of the Irish Takeover Rules, has been notified in writing of that fact by the Panel and has not been notified by the Panel of the withdrawal of such recognition;

(k)	for the purpose of determining whether a person has an “interest in a relevant security” or is “interested in a relevant security”;

(i)	that person shall be deemed to have an “interest,” or to be “interested,” in a relevant security if and only if he or she has a long position in that security; and

(ii)	a person who has only a short position in a relevant security shall be deemed not to have an interest, nor to be interested, in that security;

(l)	long position and short position:

(i)	a person shall be deemed to have a “long position” in a relevant security for the purposes of paragraph 4.1(k) if he or she directly or indirectly:

(A)	owns that security;

(B)	has the right or option to acquire that security or to call for its delivery;

(C)	is under an obligation to take delivery of that security;

(D)	has the right to exercise or control the exercise of voting rights (if any) attaching to that security or to the extent that none of the sub-paragraphs (i) to (iv) above applies to that person, if he or she:

(E)	will be economically advantaged if the price of that security increases; or

(F)	will be economically disadvantaged if the price of that security decreases, irrespective of:

(I)

how any such ownership, right, option, obligation, advantage or disadvantage arises and including, for the avoidance of doubt and without limitation, where it arises by virtue of an agreement to purchase, option or derivative; and

(II)	whether any such ownership, right, option, obligation, advantage or disadvantage is absolute or conditional and, where applicable, whether it is in the money or otherwise,

provided that a person who has received an irrevocable commitment to accept an offer (or to procure that another person accept an offer) shall not, by virtue only of sub-paragraph (ii) or (iii) above, be treated as having an interest in the relevant securities that are the subject of the irrevocable commitment;

(m)	a person shall be deemed to have a “short position” in a relevant security for the purposes of paragraph 4.1(k) if he or she directly or indirectly:

(i)	has the right or option to dispose of that security or to put it to another person; or

(ii)	is under an obligation to deliver that security to another person; or

(iii)

is under an obligation either to permit another person to exercise the voting rights (if any) attaching to that security or to procure that such voting rights are exercised in accordance with the directions of another person or, to the extent that none of sub-paragraphs (i) to (iii) above apply to that person, if he or she:

(iv)	will be economically advantaged if the price of that security decreases; or

(v)	will be economically disadvantaged if the price of that security increases, irrespective of:

(A)

how any such right, option, obligation, advantage or disadvantage arises and including, for the avoidance of doubt and without limitation, where it arises by virtue of an agreement to sell, option or derivative; and

(B)	whether any such right, option, obligation, advantage or disadvantage is absolute or conditional and, where applicable, whether it is in the money or otherwise;

(n)	“relevant Mural securities” in relation to Mural shall have the meaning assigned by Rule 2.1 of Part A of the Irish Takeover Rules, meaning:

(i)	securities of Mural which are the subject of the Scheme or which confer voting rights;

(ii)	equity share capital of Mural; and

(iii)	securities or any other instruments of Mural, conferring on their holders rights to convert into, or to subscribe for, any new securities of the foregoing categories;

(o)	“relevant period” means means the period commencing on April 15, 2025 and ending on the disclosure date;

(p)	“relevant securities” means relevant XOMA securities, relevant Sub securities or relevant Mural securities, as appropriate, and “relevant security” shall be construed accordingly;

(q)	“relevant Sub securities” in relation to Sub shall have the meaning assigned by Rule 2.1 of Part A of the Irish Takeover Rules, meaning:

(i)	equity share capital of Sub; and

(ii)	securities or any other instruments of Sub, conferring on their holders rights to convert into, or to subscribe for, any new securities of the foregoing categories; and

(r)	“relevant XOMA securities” in relation to Bidder shall have the meaning assigned by Rule 2.1 of Part A of the Irish Takeover Rules, meaning:

(i)	equity share capital of Bidder; and

(ii)	securities or any other instruments of Bidder, conferring on their holders rights to convert into, or to subscribe for, any new securities of the foregoing categories.

4.2	Interests and short positions in relevant Mural securities

Disclosures by Mural and persons acting in concert with Mural

(a)

As at the close of business on the disclosure date, the Mural Directors (including persons connected with them (within the meaning of the Companies Act)) were interested in the following relevant Mural securities (excluding options and other equity awards which are disclosed in paragraph (b) below):

Name	Number of Mural Shares
Caroline Loew	72,911

(b)

As at the close of business on the disclosure date, the following options or equity awards over Mural Shares had been granted to the following Mural Directors (including persons connected with them within the meaning of the Companies Act) under the 2023 Stock Option and Incentive Plan and remain outstanding:

Name	Options (#)	Value ($)(1)	Mural RSUs (#)	Value ($)
Directors
Caroline Loew, Ph.D.	603,940	$—	220,148	$448,001.18
Francis Cuss, M.B., B.Chir., FRCP	32,120	$—	—	$—
George Golumbeski, Ph.D.	23,971	$—	—	$—
Benjamin Hickey, MBA	32,120	$—	—	$—
Scott Jackson, MBA	32,120	$—	—	$—
Sachiyo Minegishi, MBA	23,972	$—	—	$—

(1)

All options to acquire Mural Shares held by the Mural Directors have a strike price above the maximum Scheme Consideration payable and will be cancelled without the right to receive any Scheme Consideration in accordance with the terms of the Transaction Agreement.

(c)

Each of the Mural Directors listed in paragraph (a) and (b) above have provided irrevocable commitments to Sub to vote in favour of the Scheme in respect of their interests in relevant Mural securities, options and equity awards as disclosed in paragraph (a) and (b) above. These irrevocable undertakings remain binding in the event that a higher competing offer is made for Mural and will cease to be binding only if: (i) the Scheme becomes effective; or (ii) the Transaction Agreement is validly terminated pursuant to its terms.

(d)

Save as described in paragraph (a) and (b) above, as at the close of business on the disclosure date, no Mural Director (including persons connected with them (within the meaning of the Companies Act)) was interested, or held any short positions, in any relevant Mural securities.

(e)	As at the close of business on the disclosure date, neither Mural nor any subsidiary or associated company of Mural was interested, or held any short positions, in any relevant Mural securities.

(f)

As at the close of business on the disclosure date, no trustee of any pension scheme (other than an industry-wide scheme) in which Mural or any subsidiary of Mural participates were interested, or held any short positions, in any relevant Mural securities.

(g)

As at the close of business on the disclosure date, no fund manager (including an exempt fund manager) nor any persons controlling, controlled by or under the same control as such fund manager with any other person (including a collective investment scheme) where such fund manager manages investments on a discretionary basis on behalf of such other person, in respect of the relevant investment accounts, connected with Mural or any subsidiary of Mural was interested, or held any short positions, in any relevant Mural securities.

(h)

As at the close of business on the disclosure date, neither Lucid Capital Markets, LLC (financial adviser to Mural) nor any person controlling, controlled by, or under the same control as Lucid Capital Markets, LLC, was interested, or held any short positions, in any relevant Mural securities other than as exempt principal trader or an exempt fund manager.

(i)

As at the close of business on the disclosure date, no partner or member of the professional staff of Arthur Cox LLP (Irish legal adviser to Mural) who is actively engaged in relation to the Scheme or who is customarily engaged in the affairs of Mural or who has been engaged in those affairs since April 15, 2023 was interested, or held any short positions, in any relevant Mural securities;

(j)

As at the close of business on the disclosure date, no partner or member of the professional staff of Wilmer Cutler Pickering Hale and Dorr LLP (U.S. legal adviser to Mural) who is actively engaged in relation to the Scheme or who is customarily engaged in the affairs of Mural or who has been engaged in those affairs since April 15, 2023, was interested, or held any short positions, in any relevant Mural securities;

(k)

As at the close of business on the disclosure date, neither MacKenzie Partners, Inc. (proxy solicitor of Mural) nor any person controlling, controlled by, or under the same control as MacKenzie Partners, Inc., was interested, or held any short positions, in any relevant Mural securities.

(l)

Except as disclosed in this paragraph 4.2, as at the close of business on the disclosure date, no other person acting in concert (including deemed to be acting in concert) with Mural or any person with whom Mural, or any person acting in concert with Mural, has any arrangement, was interested, or held any short positions, in any relevant Mural securities.

Disclosures by Bidder, Sub and persons acting in concert with Bidder and Sub

(m)

As at the close of business on the disclosure date, none of Bidder, Sub nor any subsidiary or associated company of Bidder or Sub was interested, or held any short positions, in any relevant Mural securities.

(n)

As at the close of business on the disclosure date, neither BVF (associated company of Bidder) nor any person controlling, controlled by, or under the same control as BVF, was interested, or held any short positions, in any relevant Mural securities.

(o)

As at the close of business on the disclosure date, none of the Bidder directors or Sub directors (including persons connected with them (within the meaning of the Companies Act)) was interested, or held any short positions, in any relevant Mural securities.

(p)

As at the close of business on the disclosure date, no trustee of any pension scheme (other than an industry-wide scheme) in which Bidder, Sub nor any subsidiary or associated company of Bidder or Sub, participates in was interested, or held any short positions, in any relevant Mural securities.

(q)

As at the close of business on the disclosure date, no fund manager (including an exempt fund manager) nor any persons controlling, controlled by or under the same control as such fund manager with any other person (including a collective investment scheme) where such fund manager manages investments on a discretionary basis on behalf of such other person, in respect of the relevant investment accounts, connected with Sub or any member of the Sub Group was interested, or held any short positions, in any relevant Mural securities.

(r)

As at the close of business on the disclosure date, neither Davy Corporate Finance (financial adviser to Bidder and Sub) nor any person controlling, controlled by, or under the same control as Davy Corporate Finance, was interested, or held any short positions, in any relevant Mural securities other than as exempt principal trader or an exempt fund manager.

(s)

As at the close of business on the disclosure date, no partner or member of the professional staff of Mason Hayes & Curran LLP (Irish legal adviser to Bidder and Sub) who is actively engaged in relation to the Scheme or who is customarily engaged in the affairs of Bidder or Sub or who has been engaged in those affairs since April 15, 2023 was interested, or held any short positions, in any relevant Mural securities.

(t)

As at the close of business on the disclosure date, no partner or member of the professional staff of Gibson, Dunn & Crutcher LLP (US legal adviser to Bidder and Sub) who is actively engaged in relation to the Scheme or who is customarily engaged in the affairs of Bidder or Sub or who has been engaged in those affairs since April 15, 2023 was interested, or held any short positions, in any relevant Mural securities.

(u)

Except as disclosed in this paragraph 4.2, as at the close of business on the disclosure date, no other person acting in concert (including deemed to be acting in concert) with Bidder or Sub was interested, or held any short positions, in any relevant Mural securities.

(v)

As at the close of business on the disclosure date, no person who has given an irrevocable undertaking to Bidder and Sub to vote in favour of the Scheme held any short positions in any relevant Mural securities.

(w)

Except as disclosed in this paragraph 4.2, as at the close of business on the disclosure date, no other person with whom Bidder or Sub, or any person acting in concert with Bidder or Sub, has any arrangement, was interested, or held any short positions, in any relevant Mural securities.

(x)

The information in this paragraph 4.2 in respect of Mural and all persons controlling, controlled by, or under the same control as Mural has been included subject to the Mural Directors’ knowledge, information and belief as of the disclosure date, having made due and careful enquiries.

(y)

The information in this paragraph 4.2 in respect of Bidder, Sub and all persons controlling, controlled by, or under the same control as Bidder has been included subject to the knowledge, information and belief of the directors of each of Bidder and Sub (as appropriate) as of the disclosure date, having made due and careful enquiries.

4.3	Dealings in relevant Mural securities

Disclosures by Mural and persons acting in concert with Mural

(a)

During the disclosure period, save as set out below, there have been no dealings in relevant Mural securities by the Mural Directors or persons connected with them (within the meaning of the Companies Act):

Mural Shares

Name	Nature of Transaction	Date	Number	Price per Share (US$)
Francis Cuss, M.B., B.Chir., FRCP	—	—	—	—
George Golumbeski, Ph.D.	—	—	—	—
Benjamin Hickey, MBA	—	—	—	—
Scott Jackson, MBA	—	—	—	—
Caroline Loew, Ph.D.	Sale	July 7, 2025	12,531	2.432	*
	Sale	March 4, 2025	4,313	3.36	*
	Sale	December 17, 2024	2,763	3.4	*
	Sale	July 8, 2024	12,531	2.91	*
Sachiyo Minegishi, MBA	—	—	—	—

*	Represents a weighted average price.

Mural RSUs

Name	Nature of Transaction	Date	Number	Price per Share (US$)
Francis Cuss, M.B., B.Chir., FRCP	—	—	—	—
George Golumbeski, Ph.D.	—	—	—	—
Benjamin Hickey, MBA	—	—	—	—
Scott Jackson, MBA	—	—	—	—
Caroline Loew, Ph.D.	Restricted Stock Unit Grant	March 3, 2025	72,275	0
Sachiyo Minegishi, MBA	—	—	—	—

Mural Options

Name	Nature of Transaction	Date	Number	Price per Share (US$)
Francis Cuss, M.B., B.Chir., FRCP	Share option grant	June 11, 2025	8,637	—
	Share option grant	May 30, 2024	8,462	—
George Golumbeski, Ph.D.	Share option grant	June 10, 2025	8,637	—
	Share option grant	July 30, 2024	15,334	—
Benjamin Hickey, MBA	Share option grant	June 11, 2025	8,637	—
	Share option grant	May 30, 2024	8,462	—
Scott Jackson, MBA	Share option grant	June 10, 2025	8,637	—
	Share option grant	May 30, 2024	8,462	—
Caroline Loew, Ph.D.	Share option grant	March 3, 2025	134,225	—
Sachiyo Minegishi, MBA	Share option grant	June 10, 2025	8,637	—
	Share option grant	September 20, 2024	15,335	—

(b)	During the disclosure period, Mural has not redeemed or purchased any relevant Mural securities.

(c)	During the disclosure period, there were no dealings in relevant Mural securities by Mural by Mural or any subsidiary or associated company of Mural.

(d)

During the relevant period, there were no dealings in relevant Mural securities by Lucid Capital Markets, LLC (financial advisor to Mural) or persons (other than exempt principal traders or exempt fund managers) controlling, controlled by, or under the same control as Lucid Capital Markets, LLC.

(e)

During the relevant period, there were no dealings in relevant Mural securities by any trustee of any pension scheme in which Mural or any subsidiary of Mural participates (other than an industry-wide pension scheme).

(f)

During the relevant period, there were no dealings in relevant Mural securities by any partner or member of the professional staff of Arthur Cox LLP (Irish legal adviser to Mural) who is actively engaged in relation to the Scheme or who is customarily engaged in the affairs of Mural or who has been engaged in those affairs since April 15, 2023.

(g)

During the relevant period, there were no dealings in relevant Mural securities by any partner or member of the professional staff of Wilmer Cutler Pickering Hale and Dorr LLP (US legal adviser to Mural) who is actively engaged in relation to the Scheme or who is customarily engaged in the affairs of Mural or who has been engaged in those affairs since April 15, 2023.

(h)

During the relevant period, there were no dealings in relevant Mural securities by MacKenzie Partners, Inc. (proxy solicitor to Mural) or any persons controlling, or controlled by, or under the same control as MacKenzie Partners, Inc.

(i)

Save as disclosed in this paragraph 4.3, during the relevant period, there were no dealings in relevant Mural securities by any other person acting in concert (or deemed to be acting in concert) with Mural.

Disclosures by Bidder, Sub, and persons acting in concert with Bidder and Sub

(j)	During the disclosure period, there were no dealings in relevant Mural securities by Bidder or Sub or any subsidiary or associated company of Bidder or Sub.

(k)	During the disclosure period, there were no dealings in any relevant Mural securities by directors of Bidder or Sub or persons connected with them (within the meaning of the Companies Act).

(l)

During the disclosure period, there were no dealings in relevant Mural securities by any partner or member of the professional staff of Mason Hayes & Curran LLP (Irish legal adviser to Bidder and Sub) who is actively engaged in relation to the Scheme or who is customarily engaged in the affairs of Bidder and Sub or who has been engaged in those affairs since April 15, 2023.

(m)

During the disclosure period, there were no dealings in relevant Mural securities by any partner or member of the professional staff of Gibson, Dunn & Crutcher LLP (US legal adviser to Bidder and Sub) who is actively engaged in relation to the Scheme or who is customarily engaged in the affairs of Bidder and Sub or who has been engaged in those affairs since April 15, 2023.

(n)

During the disclosure period, there were no dealings in relevant Mural securities by Davy Corporate Finance (financial advisor to Bidder and Sub) or persons (other than exempt principal traders or exempt fund managers) controlling, controlled by, or under the same control as Davy Corporate Finance.

(o)

During the disclosure period, there were no dealings in relevant Mural securities by any trustee of any pension scheme (other than an industry-wide pension scheme) in which Bidder, Sub or any subsidiary of Bidder or Sub participates.

(p)	During the disclosure period, there were no dealings in relevant Mural securities by any person that had an arrangement with Bidder, Sub or with any person acting in concert with Bidder or Sub.

(q)

Save as disclosed in this paragraph 4.3, as at the close of business on the disclosure date, no other person acting in concert (including deemed to be acting in concert) with Bidder or Sub dealt in any relevant Mural securities during the disclosure period.

4.4	Interests and short positions in relevant securities of Sub or Bidder

(a)	As of the close of business on the disclosure date, Mural was not interested in any relevant Bidder securities or any relevant Sub securities.

(b)	As of the close of business on the disclosure date, Mural did not hold any short positions in any relevant Bidder securities or any relevant Sub securities.

(c)

As of the close of business on the disclosure date, no Mural Director (including persons connected with them (within the meaning of the Companies Act)) was interested, or held any short positions, in any relevant Bidder securities or any relevant Sub securities.

4.5	Dealings in relevant securities of Bidder or Sub

During the disclosure period:

(a)	there were no dealings in relevant Bidder securities or relevant Sub securities by Mural; and

(b)	there were no dealings in relevant Bidder securities or relevant Sub securities by the Mural Directors (or persons connected with them (within the meaning of the Companies Act)).

5.	Material Contracts

5.1

Save as disclosed in this paragraph 5.1, neither Mural nor any of its subsidiaries has within the two years prior to the commencement of the offer period entered into any contracts (other than contracts entered into in the ordinary course of business) that are, or may be, material save for:

(a)

Transaction Agreement: On August 20, 2025, Mural entered into the Transaction Agreement with Bidder and Sub, for the purposes of implementing the proposed acquisition by Sub of Mural (as described in the Rule 2.7 Announcement and provided for in the Transaction Agreement (the “Acquisition”). Further details regarding the Transaction Agreement are set forth in “Part 1—The Acquisition” and “Part 1—The Transaction Agreement” sections of this proxy statement.

(b)

Confidentiality Agreement: Mural and Bidder entered into a Confidentiality Agreement on May 29, 2025, pursuant to which Mural and Bidder have undertaken, amongst other things, to: (a) keep confidential information relating to the Acquisition and not to disclose it to third parties (other than certain permitted parties) unless required by Law or regulation; and (b) use the confidential information for the sole purpose of evaluating and participating in discussions regarding the Acquisition. The agreement also includes standstill provisions, pursuant to which Bidder has agreed to certain restrictions in respect of acquisitions of Mural Shares, solicitation or engagement in respect of competing transactions, subject to customary standstill termination provisions, for a period of eighteen months.

(c)	Tax Matters Agreement:

(i)

In connection with the Separation (as defined below), Mural entered into a tax matters agreement with Alkermes plc (“Alkermes”) on November 13, 2023 to govern Alkermes’ and Mural’s respective rights, responsibilities and obligations with respect to taxes (including taxes arising in the ordinary course of business and taxes, if any, incurred as a result of any failure of the distribution of Mural Shares (the “Distribution”) to Alkermes shareholders in connection with the separation of Mural from Alkermes in October 2023 (the “Separation”), together with certain related transactions, to qualify as tax-free for U.S. federal income tax purposes), tax attributes, the preparation and filing of tax returns, the control of audits and other tax proceedings, and assistance and cooperation in respect of tax matters.

(ii)

In addition, the tax matters agreement imposes certain restrictions on Mural and Mural’s subsidiaries (including restrictions on share issuances, business combinations, sales of assets and similar transactions) that are designed to preserve the tax-free status of the Distribution, together with certain related transactions. The tax matters agreement provides special rules that allocate tax liabilities in the event the Distribution, together with certain related transactions, is not tax-free.

(iii)

In general, under the terms of the tax matters agreement, if the Separation and Distribution, in relevant part and together with certain related transactions, fail to qualify as transactions that are tax-free, for U.S. federal income tax purposes, under Sections 355 and 368(a)(1)(D) of the Internal Revenue Code of 1986, as amended (the “Code”), and if and to the extent that such failure results from certain actions, omissions or failures to act by Alkermes, including a prohibited change of control in Alkermes under Section 355(e) of the Code or an acquisition of Alkermes shares or assets, then Alkermes will bear any resulting taxes, interest, penalties and other costs. If and to the extent that such failure results from certain actions, omissions or failures to act by Mural, including a prohibited change of control in Mural under Section 355(e) of the Code or an acquisition of Mural shares or assets, then Mural will indemnify Alkermes for any resulting taxes, interest, penalties and other costs. If such failure does not result from a prohibited change of control in Alkermes or Mural under Section 355(e) of the Code and both Mural and Alkermes are responsible for such failure, liability will be shared according to relative fault. If neither Mural nor Alkermes is responsible for such failure, Alkermes will bear any resulting taxes, interest, penalties and other costs. Mural’s indemnification obligations to Alkermes under the tax matters agreement are not limited in amount or subject to any cap. If Mural is required to pay any taxes or indemnify Alkermes and its subsidiaries and their respective officers and directors under the circumstances set forth in the tax matters agreement, Mural may be subject to substantial liabilities.

6.	Directors and Service Contracts

6.1	The following are particulars of the service contracts of the Mural Directors with Mural or any of its subsidiaries:

Caroline Loew has served as Mural’s Chief Executive Officer and director of Mural since November 15, 2023 pursuant to the terms of an employment agreement of indefinite duration.

In June 2023, Dr. Loew entered into an employment agreement with a subsidiary of Alkermes and, effective as of the completion of the Separation, Mural’s subsidiary Mural Oncology, Inc. (the “Loew Employment Agreement”), pursuant to which, prior to the Separation, Dr. Loew was employed by Alkermes as a strategic advisor to Alkermes and, following the completion of the Separation, Dr. Loew is employed as Mural’s president and chief executive officer. The Loew Employment Agreement provides for: (i) an initial annual base salary of $585,000, which is subject to annual review by the board of directors, (ii) target annual cash bonus of 55% of Dr. Loew’s base salary and (iii) a sign-on bonus in the aggregate amount of $280,000, with the first installment of $100,000 paid within 30 days of Dr. Loew’s start date with Alkermes and the second installment of $180,000 paid within 30 days of the completion of the Separation (with any previously paid installment of the sign-on bonus subject to repayment in the event that Dr. Loew voluntarily separates from employment from Alkermes or Mural without “good reason” (as defined in the Loew Employment Agreement) or Dr. Loew’s employment is terminated for “cause” (as defined in the Loew Employment Agreement) by Alkermes or Mural within six months following the date such installment of the sign-on bonus is paid). In February 2025, Mural entered into an amendment to the Loew Employment Agreement, pursuant to which Mural agreed to provide Dr. Loew a monthly travel stipend of $5,100 to cover expenses incurred in connection with traveling to its headquarters.

Pursuant to the Loew Employment Agreement, in the event that Dr. Loew’s employment is terminated by Mural without cause or Dr. Loew terminates her employment for good reason, and such termination occurs outside the CEO Change in Control Period (as defined below), Dr. Loew will be entitled to the following severance payments and benefits, subject to her execution and the effectiveness of a general release of claims in favor of Mural (a “Release”): (i) an amount equal to the sum of (A) 15 months of Dr. Loew’s then-current base salary plus (B) 1.25 times the higher of Dr. Loew’s target bonus for the fiscal year in which the termination occurs or the actual amount of the annual bonus earned by Dr. Loew with respect to the calendar year prior to the year in which the date of termination occurs but that remains unpaid as of the date of the termination (the “Loew Prior Year’s Bonus”), (ii) subject to Dr. Loew’s copayment of premium amounts at the applicable active employees’ rate and proper election to continue COBRA health coverage, payment of the portion of the premiums equal to the amount that we would have paid to provide health insurance to Dr. Loew had she remained employed with us until the earliest of (A) 15 months following termination, (B) Dr. Loew’s eligibility for group medical plan benefits under any other employer’s group medical plan or (C) the end of Dr. Loew’s COBRA health continuation period, (iii) an amount equal to Dr. Loew’s target bonus in effect for the year in which the termination occurs, pro-rated for the number of days Dr. Loew is employed in the year of termination, (iv) if not paid prior to the termination date, the second installment of the sign-on bonus, and (v) Dr. Loew shall not be required to repay any portion of the sign-on bonus paid to her.

Pursuant to Dr. Loew’s employment agreement, in the event that Dr. Loew’s employment is terminated by Mural without cause or if Dr. Loew resigns for good reason, in each case within the 24 months following a “change in control” (the “CEO Change in Control Period”), Dr. Loew will be entitled to the following severance payments and benefits, (i) a lump-sum payment equal to the sum of (A) two times Dr. Loew’s then-current annual base salary and (B) two times the higher of her target bonus for the year in which the termination occurs or the bonus she received the prior year, (ii) subject to Dr. Loew’s copayment of premium amounts at the applicable active employees’ rate and proper election to continue COBRA health coverage, payment of the portion of the premiums equal to the amount that we would have paid to provide health insurance to Dr. Loew had she remained employed by Mural until the earliest of (A) 18 months following termination, (B) Dr. Loew’s eligibility for group medical plan benefits under any other employer’s group medical plan or (C) the end of Dr. Loew’s COBRA health continuation period, (iii) all outstanding Mural equity-based awards held by Dr. Loew shall immediately vest and become fully exercisable or nonforfeitable as of the date of termination, and (iv) Dr. Loew shall not be required to repay any portion of her sign-on bonus. If the payments or benefits payable to Dr. Loew in connection with a change in control would be subject to the excise tax on golden parachutes imposed under Section 4999 of the Internal Revenue Code of 1986, as amended, then those payments or benefits will be reduced if such reduction would result in a higher net after-tax benefit to Dr. Loew.

6.2	None of the other directors of Mural has a service contract with Mural or its subsidiaries or associated companies or has had such a contract in the six months prior to the date of this document.

6.3

Save as disclosed in “Part 1—The Acquisition—Interests of Certain Persons in the Acquisition”, no proposal exists in connection with the Acquisition that any payment or other benefit will be made or given by Bidder or Sub to any director of Mural as compensation for loss of office or as consideration for or in connection with his retirement from office.

7.	Irish Taxation

Your attention is drawn to “Part 1—Material Tax Consequences of the Proposed Acquisition—Irish Tax Considerations” of this proxy statement. If you are in any doubt as to your own position with respect to Irish taxation, or if you require more detailed information or if you are subject to taxation in any jurisdiction other than Ireland, you should consult an independent financial advisor immediately.

8.	U.S. Federal Income Tax Consequences

Your attention is drawn to “Part 1—Material Tax Consequences of the Proposed Acquisition—Material U.S. Federal Income Tax Considerations” of this proxy statement. If you are in any doubt as to your own position with respect to U.S. federal income tax, or if you require more detailed information or if you are subject to taxation in any jurisdiction, you should consult an independent financial advisor immediately.

9.	Material Changes

9.1

Save as disclosed in Mural’s reports as filed or furnished with the SEC under the Exchange Act from time to time, the Mural Directors are not aware of any material change in the financial or trading position of Mural since June 30, 2025 (the date to which the last published unaudited interim financial statements were prepared).

9.2

Save as disclosed in this proxy statement there has been no material change in information previously published by Bidder, Sub or Mural in connection with the Acquisition since August 20, 2025 (being the date on which the Rule 2.7 Announcement was made).

10.	Consents

10.1

Lucid Capital Markets, LLC has given and not withdrawn its written consent to the inclusion in this proxy statement of the references to its name in the form and context in which they appear and to the inclusion of its fairness opinion in this proxy statement.

10.2	Davy Corporate Finance has given and not withdrawn its written consent to the inclusion in this proxy statement of the references to its name in the form and context in which they appear.

11.	Appraisal Rights

If Mural Shareholders approve the Scheme at the Scheme Meeting and the resolutions required to implement the Scheme at the EGM, the Irish High Court sanctions the Scheme and the Court Order is delivered to the Registrar of Companies, then the Scheme will be binding on all Mural Shareholders, including those Mural Shareholders who did not attend the Scheme Meeting and/or the EGM and who did not vote or who voted against the relevant resolutions at the Scheme Meeting and/or the EGM. If Mural Shareholders approve the Scheme and the High Court sanctions the Scheme, no Mural Shareholder will have “dissenters” or “appraisal” rights under Irish law or otherwise have any right to seek a court appraisal of the value of the Mural Shares. If the Scheme becomes effective, all Mural Shareholders who hold Mural Shares will receive the same Scheme Consideration per Mural Share.

12.	Sources and Bases of Information

In this proxy statement, unless otherwise stated or the context otherwise requires, the following sources and bases have been used:

12.1	the historical share prices are sourced from the Nasdaq Global Market for Mural;

12.2

the value of the whole of the existing issued share capital of Mural is based upon the entire issued ordinary share capital, namely    Mural Shares (with no shares being held as treasury shares) as of    , 2025, the latest practicable date prior to the posting of this proxy statement;

12.3

references to the arrangements in place between Mural, Bidder and Sub regarding expense reimbursements are sourced from the terms of the expenses reimbursement provisions within the Transaction Agreement;

12.4

the value of the entire issued and to be issued share capital (fully diluted share capital) of Mural is calculated on the basis of the following numbers as at    , 2025, the latest practicable date prior to the posting of this proxy statement;

(a)	the number of issued Mural Shares, as set out in paragraph 12.2 above; plus

(b)	Mural Shares underlying Mural RSUs which are expected to be outstanding as of immediately prior to the Effective Time; excluding

(c)	Mural RSUs which are currently outstanding but will be cancelled prior to the Effective Time; excluding

(d)

Mural options which are currently outstanding but have a strike price above the maximum Scheme Consideration payable pursuant to the Acquisition and will be cancelled without the right to receive any Scheme Consideration in accordance with the terms of the Transaction Agreement;

12.5	save where otherwise stated, financial and other information concerning Mural, Bidder, and Sub has been extracted from published sources or from audited financial results of Mural and Bidder; and

12.6	references to the Acquisition -related arrangements in place among Mural, Bidder and Sub are sourced from the Transaction Agreement.

13.	Concert Parties

13.1	For the purpose of the Irish Takeover Rules, each of the following persons is regarded as acting in concert with Bidder in connection with the Acquisition:

(a)	the directors of Bidder and Sub;

(b)	the subsidiaries and associated companies of Bidder and Sub;

(c)

partners and members of the professional staff of Gibson, Dunn & Crutcher LLP (U.S. legal advisor to Bidder and Sub), having its principal executive offices at 200 Park Avenue, New York, NY 10166-0193, United States of America, actively engaged in relation to the Acquisition or who are customarily engaged in the affairs of Bidder and Sub or who have been engaged in those affairs since April 15, 2023;

(d)

partners and members of the professional staff of Mason Hayes & Curran LLP (Irish legal advisor to Bidder and Sub), having its registered offices at South Bank House, Barrow St, Dublin 4, D04 TR29, Ireland, actively engaged in relation to the Acquisition or who are customarily engaged in the affairs of Bidder and Sub or who have been engaged in those affairs since April 15, 2023; and

(e)	Davy Corporate Finance (financial adviser to Bidder and Sub), having its registered offices at 49 Dawson Street Dublin 2, D02 PY05, Ireland.

13.2	For the purpose of the Irish Takeover Rules, each of the following persons is regarded as acting in concert with Mural in connection with the Acquisition:

(a)	the Mural Directors;

(b)	the subsidiaries and associated companies of Mural;

(c)

partners and members of the professional staff of Wilmer Cutler Pickering Hale and Dorr LLP (U.S. legal advisor to Mural), having its principal executive offices at 60 State Street, Boston, MA 02109, United States of America, actively engaged in relation to the Acquisition or who are customarily engaged in the affairs of Mural or who have been engaged in those affairs since April 15, 2023;

(d)

partners and members of the professional staff of Arthur Cox LLP (Irish legal advisor to Mural), having its registered offices at Ten Earlsfort Terrace, Dublin 2, D02 T380 actively engaged in relation to the Acquisition or who are customarily engaged in the affairs of Mural or who have been engaged in those affairs since April 15, 2023;

(e)	Lucid Capital Markets, LLC (financial adviser to Mural), having its registered offices at 55 Broadway, 19th Fl., New York, NY 10006, United States of America; and

(f)	MacKenzie Partners, Inc. (proxy solicitor to Mural) having its registered offices at 7 Penn Plaza, Suite 503, New York, NY 10001.

14.	Other Information

14.1

Other than the irrevocable commitments as described in paragraph 4.2(c) above, no agreement, arrangement or understanding (including any compensation arrangement) having any connection with or dependence upon the Acquisition exists between Bidder, Sub, or any person acting in concert with Bidder or Sub and any of the directors or recent directors, shareholders or recent shareholders of Bidder or Sub or persons interested or recently interested in, relevant Mural securities. In this paragraph 14.1, “recent” means within the disclosure period.

14.2	No arrangement exists between Bidder, Sub and/or any other person acting in concert with Bidder, Sub and any other person.

14.3	No arrangement exists between Mural, or any other person acting in concert with Mural and any other person.

14.4

No agreement, arrangement or understanding exists whereby ownership of any Mural Shares acquired in pursuance of the Acquisition will be transferred to any other person, but Bidder reserves the right to transfer any Mural Shares to any other member of its group.

14.5

Save as disclosed in “Part 1—The Acquisition—Interests of Certain Persons in the Acquisition,” the emoluments of the Mural Directors will not be affected by the Acquisition or automatically as a consequence of the Acquisition.

14.6

For the purposes of this paragraph 14, arrangement includes any indemnity or option arrangement and any agreement or understanding, formal or informal, of whatever nature, between two or more persons relating to relevant securities which may be an inducement to deal or refrain from dealing.

15.	Documents Available for Inspection

15.1

Copies of the following documents will be available from the date of this proxy statement, (except in the case of the letter and documents referred to in paragraph 15.1(n), which will be available from the date on which they are provided to the holders of Mural equity awards) until completion of the Acquisition online at https://ir.muraloncology.com/strategic-review and https://xoma.com/mosaic/:

(a)	the Rule 2.4 announcement made by Mural on April 15, 2025;

(b)	the Rule 2.7 Announcement;

(c)	this proxy statement dated , 2025;

(d)	the Memorandum and Articles of Association of Mural;

(e)	the charter documents of Bidder;

(f)	the charter documents of Sub;

(g)	the Transaction Agreement;

(h)	Form of Proxy – Scheme Meeting;

(i)	Form of Proxy – EGM;

(j)	the Rule 8.1 disclosure made by Mural on April 30, 2025;

(k)	the irrevocable undertakings provided by each of the Mural Directors;

(l)	the material contracts referred to in paragraph 5;

(m)	the letters of consent referred to in paragraph 10; and

(n)	the letter and associated documents provided to the holders of Mural equity awards in accordance with Rule 15 of the Irish Takeover Rules.

16.	Financial Information Relating to Mural

The financial information in respect of Mural as required by Rule 24.3(c) of the Irish Takeover Rules is incorporated into this proxy statement by reference pursuant to Rule 24.15 of the Irish Takeover Rules and your attention is drawn to “Part 1—Where You Can Find More Information”.

17.	Financial Information Relating to Bidder and Sub

As Sub was incorporated on August 15, 2025, no financial information is available or has been published in respect of it. Save for any costs incurred, or agreements entered into, in connection with the Acquisition, Sub has not traded prior to the date of this document. As required by Rule 24.3(a)(i) of the Irish Takeover Rules, Bidder’s audited consolidated financial statements as of and for the financial years ended 31 December 2024 and 31 December 2023 each of which can be found on Bidder’s website at https://investors.xoma.com/sec-filings/annual-reports#, and Bidder’s unaudited condensed consolidated financial statements as of and for the quarterly periods ended June 30, 2025, March 31, 2025 and September 30, 2024 each of which can be found   on   Bidder’s   website   at https://investors.xoma.com/sec-filings/all-sec-filings?form_type=10-Q&year=filings (the “Bidder Financial Statements”) are incorporated into this proxy statement by reference pursuant to Rule 24.15 of the Irish Takeover Rules. Bidder will furnish without charge to each person to whom this proxy statement is delivered, upon written or oral request, a copy of any or all of the Bidder Financial Statements, including exhibits to these documents. A hard copy of the Bidder Financial Statements will not be sent to any person unless requested pursuant to this process. Any Mural Shareholder may request a hard copy of the Bidder Financial Statements by application to:

Mason Hayes & Curran LLP

South Bank House

Barrow St

Dublin 4

D04 TR29

  +353 1 614 5000

Any such request must include the identity of the Mural Shareholder and any hard copy documents will be posted to the address of the Mural Shareholder provided in such application.

18.	Bidder’s Current Trading and Prospects

Bidder is a biotechnology royalty aggregator playing a distinctive role in helping biotech companies achieve their goal of improving human health. Bidder acquires the potential future economics associated with precommercial and commercial therapeutic candidates that have been licensed to pharmaceutical or biotechnology companies. When Bidder acquires the future economics, the seller receives non-dilutive, non-recourse funding they can use to advance their internal drug candidate(s) or for general corporate purposes. Bidder has an extensive and growing portfolio of assets (asset defined as the right to receive potential future economics associated with the advancement of an underlying therapeutic candidate).

On August 13, 2025, Bidder released its financial results for the second quarter ended June 30, 2025, the principal highlights of which are set out below.

(a)

Business development: Purchased mezagitamab royalty and milestone rights held by BioInvent International and will secure royalty economic interests in two early-stage partnered assets through Bidder’s recently announced acquisition of LAVA Therapeutics.

(b)

Company acquisitions: Announced Bidder’s acquisitions of Turnstone Biologics, LAVA Therapeutics, and HilleVax; acted as structuring agent and provided financing for XenoTherapeutics’ acquisition of ESSA Pharma; completed the sale of Kinnate pipeline assets and distributed upfront proceeds to Kinnate contingent value right holders.

(c)

Key Pipeline advancements: Rezolute completed enrollment in Phase 3 sunRIZE study of ersodetug in patients with congenital hyperinsulinism; the Marketing Authorization Application (MAA) for Day One Biopharmaceuticals and Ipsen’s tovorafenib was accepted for review by the European Marketing Authority (EMA), resulting in a $4 million milestone payment to Bidder; Zevra Therapeutics submitted an MAA with EMA seeking marketing approval for arimoclomol as a treatment for Niemann-Pick Type C.

(d)	Cash receipts: In the first half of 2025, Bidder received $29.6 million in royalties and milestones from its partners, including $11.7 million during the second quarter.

The information set forth above is only a summary and should be read in conjunction with Bidder’s audited consolidated financial statements as of and for the financial years ended December 31, 2024 and December 31, 2023, which have been incorporated in this proxy statement by reference.

19.	Ratings and Outlooks

As of the close of business on the disclosure date, there are no publicly available analyst ratings, outlooks or credit ratings with respect to Mural Shares.

20.	Security Ownership of Certain Beneficial Owners of Bidder

The following table shows the number of shares of Bidder common stock owned by each person or entity known to Bidder to be the beneficial owners of more than 5% of Bidder common stock based on a review of publicly available statements of beneficial ownership filed with the SEC on Schedules 13F, 13D and 13G through September 8, 2025.

	Bidder Shares Beneficially Owned
Name of Beneficial Owner	Number of Bidder Shares	Percent of Total(1)
Entities affiliated with BVF Inc. (2)	2,590,303	21.4%
Morgan Stanley(3)	1,525,497	12.6%
FMR LLC (4)	1,079,588.14	8.9%
The Vanguard Group(5)	638,813	5.3%

(1)	The “Percent of Total” reported in this column has been calculated based on 12,087,719 shares of Bidder’s common stock outstanding as of August 8, 2025.
(2)

Based on a Schedule 13D/A filed with the SEC on May 16, 2025. Consists of (i) 1,322,758 shares held by Biotechnology Value Fund, L.P. and (ii) 1,267,545 shares held by Biotechnology Value Fund II, L.P.

(3)	Based on a Schedule 13G/A filed with the SEC on June 6, 2025 by Morgan Stanley and Morgan Stanley Investment Management Inc.
(4)	Based on a Schedule 13G/A filed with the SEC on August 6, 2025 by FMR LLC (“FMR”) and Abigail P. Johnson and consists of shares held by subsidiaries of FMR.
(5)	Based on a Schedule 13G filed with the SEC on July 29, 2025 by The Vanguard Group.

Sub is a direct wholly owned subsidiary of Bidder.

21.	No Profit Forecast or Merger Benefit Statement

No statement in this proxy statement is intended to constitute a profit forecast or profit estimate for any period, nor should any statement be interpreted to mean that earnings or earnings per share of mural will, for the current or future financial years or other periods, necessarily match or be greater or lesser than those for the relevant preceding financial periods. No statement in this proxy statement constitutes an asset valuation or a quantified financial benefits statement within the meaning of the Irish Takeover Rules.

22.	Governing Law

The Scheme shall be governed by, and construed in accordance with, the laws of Ireland and the Scheme and matters related to the sanction thereof shall be subject to the jurisdiction of the Irish High Court.

23.	Irish Takeover Rules and Irish Takeover Panel

The Acquisition is subject to the provisions of the Irish Takeover Rules and the jurisdiction of the Irish Takeover Panel.

Annex A

DATED AUGUST 20, 2025

XOMA ROYALTY CORPORATION

XRA 5 CORP.

AND

MURAL ONCOLOGY PLC

TRANSACTION AGREEMENT

CONTENTS

1.	DEFINITIONSAND INTERPRETATION		A-1
	1.1	Definitions	A-1
	1.2	Interpretation	A-15
2.	RULE 2.7 ANNOUNCEMENT AND SCHEME DOCUMENT		A-17
	2.1	Rule 2.7 Announcement	A-17
	2.2	Scheme	A-17
	2.3	Target Equity Award Holder Proposal	A-18
	2.4	Confirmation of Closing Net Cash	A-18
	2.5	Change in Shares	A-19
	2.6	Withholding	A-20
3.	IMPLEMENTATION OF THE SCHEME		A-20
	3.1	Responsibilities of Target in respect of the Scheme	A-20
	3.2	Responsibilities of Bidder and Bidco in respect of the Scheme	A-23
	3.3	Mutual responsibilities of the Parties	A-24
	3.4	Dealings with the Panel	A-25
	3.5	No Scheme amendment by Target, Bidder or Bidco	A-26
	3.6	Switching to a Takeover Offer	A-27
	3.7	De-listing	A-28
4.	TARGET SHARE PLANS AND AMENDMENT OF CONSTITUTION		A-29
	4.1	The Target Equity Awards	A-29
	4.2	Further Actions	A-29
	4.3	Amendment of Target Articles	A-29
5.	TARGET CONDUCT		A-29
	5.1	Conduct of business by Target	A-29
	5.2	Non-solicitation	A-30
6.	REPRESENTATIONS AND WARRANTIES		A-32
	6.1	Bidder and Bidco representations and warranties	A-32
	6.2	Target representations and warranties	A-34
	6.3	Notification of breach	A-49
	6.4	When warranties are given	A-49
	6.5	Bidder	A-50
7.	ADDITIONAL AGREEMENTS		A-50
	7.1	Consents and regulatory approvals	A-50
	7.2	Directors and officers indemnification and insurance	A-51
	7.3	Employment and benefit matters	A-53
	7.4	Tax Matters	A-53
	7.5	Section 16 Matters	A-54
	7.6	Transaction challenges	A-54
	7.7	Notification of certain matters	A-54
8.	COMPLETION OF ACQUISITION		A-54
	8.1	Completion Date	A-54
	8.2	Actions on or prior to Completion	A-55
	8.3	Action on Completion	A-55
	8.4	Payment of Consideration	A-55
9.	TERMINATION		A-56
	9.1	Termination	A-56
	9.2	Certain Effects of Termination	A-57
10.	GENERAL		A-60
	10.1	Announcements	A-60
	10.2	Notices	A-60

A-i

	10.3	Assignment	A-61
	10.4	Counterparts	A-62
	10.5	Amendment and inconsistency with other documents	A-62
	10.6	Entire agreement	A-62
	10.7	Inadequacy of damages	A-63
	10.8	Remedies and waivers	A-63
	10.9	Severability	A-63
	10.10	No partnership and no agency	A-63
	10.11	Further assurance	A-64
	10.12	Costs and expenses	A-64
	10.13	Third Party Beneficiaries	A-64
	10.14	Non-Survival of Representations and Warranties	A-64
11.	GOVERNING LAW AND JURISDICTION		A-64
	11.1	Governing Law	A-64
	11.2	Jurisdiction	A-64

SCHEDULE 1			A-65
INDICATIVE TIMETABLE			A-65

SCHEDULE 2			A-66
TARGET CONDUCT			A-66

SCHEDULE 3			A-68
RULE 2.7 ANNOUNCEMENT			A-68

SCHEDULE 4			A-69
CLOSING NET CASH – PREPAID EXPENSES, RECEIVABLES AND DEPOSITS			A-69

A-ii

THIS AGREEMENT is made on August 20, 2025

BETWEEN:

(1)	XOMA ROYALTY CORPORATION, a Nevada corporation (“Bidder”);

(2)	XRA 5 CORP., a Delaware corporation (“Bidco”); and

(3)	MURAL ONCOLOGY PLC, incorporated in Ireland, with registered number 605282, having its registered office at 10 Earlsfort Terrace, Dublin 2, Ireland, D02 T380 (“Target”),

each a “Party” and together, the “Parties”.

RECITALS:

(A)

Bidco, a direct wholly-owned subsidiary of Bidder, has agreed to make a recommended offer for the entire issued and to be issued share capital of Target on the terms of, and subject to, the conditions referred to in the Rule 2.7 Announcement.

(B)	The Parties have agreed to certain matters relating to the conduct of the Acquisition and are entering into this Agreement to record their respective rights and obligations relating to such matters.

(C)

The Parties intend that the Acquisition will be implemented by way of the Scheme, although this may, subject to the consent of the Irish Takeover Panel (where required), be switched to a Takeover Offer in accordance with the terms set out in this Agreement.

IT IS AGREED as follows:

1.	DEFINITIONS AND INTERPRETATION

1.1	Definitions

Unless the context otherwise requires, in this Agreement:

“Accounting Firm” has the meaning given to that term in Clause 2.4(e);

“Acquisition” means the proposed acquisition by Bidder and/or Bidco of Target by means of the Scheme or a Takeover Offer (and any such Scheme or Takeover Offer as it may be revised, amended or extended from time to time) including the payment by Bidder and/or Bidco of the Consideration under the Scheme or such Takeover Offer, as described in the Rule 2.7 Announcement and provided for in this Agreement;

“Act” means the Companies Act 2014;

“Acting in Concert” has the meaning given to that term in Section 1 of the Takeover Panel Act;

“Action” means any civil, criminal or administrative actions, suits, demands, claims, hearings, notices of violation, investigations, proceedings, demand letters, settlement or enforcement actions by, from or before any Relevant Authority;

“Additional Price per Share” means an additional amount of cash per Target Share in issue at the Effective Time (provided that such amount shall under no circumstances be a negative amount) not to exceed $0.205 per Target Share, as finally determined in accordance with Clause 2.4;

“Affiliate” means in relation to any person, any other person that, directly or indirectly, controls, is controlled by, or is under common control with, such first person (as used in this definition, “control” (including, with its correlative meanings, “controlled by” and “under common control with”) will mean the possession, directly or indirectly, of the power to direct or cause the direction of management or policies of a person, whether through the ownership of securities or partnership or other ownership interests, by Contract or otherwise);

“Agreed Form” means, in relation to any document, the form of that document which has been agreed and for the purposes of identification initialled by or on behalf of the Parties;

“Agreement” means this agreement, as it may be amended and restated or supplemented from time to time in accordance with its terms including the Schedules hereto;

“Antitrust Laws” means the Sherman Act of 1890, as amended, the Clayton Act of 1914, the Federal Trade Commission Act of 1914, the HSR Act, as amended and all other federal, state and foreign applicable Laws in effect from time to time that are designed to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade;

“Base Price per Share” means $2.035 per Target Share in issue at the Effective Time;

“Bidder Group” means Bidder and Bidco and each of their respective Subsidiaries and Holding Companies and any other Subsidiary of any such Holding Company;

“Bidder Related Parties” has the meaning given to that term in Clause 9.2(g);

“Bidder Material Adverse Effect” means with respect to Bidder, any event, change, effect, circumstance, fact, development or occurrence, individually or in the aggregate, that has had or would reasonably be expected to have a material adverse effect on the ability of Bidder to consummate the transactions contemplated hereby;

“Bribery Legislation” means all and any of the following if and as they may be applicable to any person and/or their respective Subsidiaries by their terms: the United States Foreign Corrupt Practices Act of 1977; 15 U.S.C. §§ 78dd-1, et seq., the Organization for Economic Cooperation and Development Convention Against Bribery of Foreign Public Officials in International Business Transactions and legislation implementing such convention; the relevant Law in England and Wales relating to bribery and/or corruption, including, the Public Bodies Corrupt Practices Act 1889; the Prevention of Corruption Act 1906 as supplemented by the Prevention of Corruption Act 1916 and the Anti-Terrorism, Crime and Security Act 2001; the United Kingdom Bribery Act 2010; the Proceeds of Crime Act 2002; the relevant Laws in Ireland relating to bribery and/or corruption including the Criminal Justice (Corruption Offences) Act 2018 of Ireland; and any anti-bribery or anti-corruption related provisions including criminal and anti-competition laws and/or anti-bribery, anti-corruption and/or anti-money laundering laws of any jurisdiction in which a person operates;

“Business Day” means any day, other than a Saturday, Sunday or public holiday in Dublin or New York;

“Cap” means an amount equal to one percent of the aggregate value of (i) the total Consideration payable or (ii) if the Additional Price per Share has not been determined in accordance with Clause 2.4, the total Base Price per Share payable, in each case, with respect to the Target Shares in connection with the Acquisition (excluding, for clarity, any interest in such share capital of the Target held by Bidder or any Concert Parties of Bidder) as ascribed by the terms of the Acquisition as set out in the Rule 2.7 Announcement;

“Cash Amount” has the meaning given to that term in Clause 2.4(f);

“Change of Recommendation Termination” has the meaning given to that term in Clause 9.1(a)(iii)(B);

“Clearances” means all consents, clearances, permissions and waivers that need to be obtained, all applications and filings that need to be made and all waiting periods that need to have expired, from or under the Laws, regulations or practices applied by any Relevant Authority in connection with the implementation of the Scheme and/or the Acquisition;

“Closing Cash Calculation” has the meaning given to that term in Clause 2.4(a);

“Closing Cash Schedule” has the meaning given to that term in Clause 2.4(a);

“Closing Net Cash” means, without duplication, (i) the sum of Target’s cash and cash equivalents and marketable securities as of the Closing Net Cash Date, determined in accordance with U.S. GAAP, applied on a basis consistent with the Target’s application thereof in the Target’s consolidated financial statements plus (ii) the prepaid expenses, receivables and deposits of the Target set forth on Schedule 4, minus (iii) the sum of the Target’s consolidated short-term and long-term contractual obligations and monetary liabilities (including Indebtedness) accrued or incurred by the Target as of the Closing Net Cash Date, minus (iv) the Transaction Expenses, minus (v) the Estimated Post-Closing Costs, minus (vi) $5.5 million, each in a manner consistent with Appendix 1 to the Target Disclosure Schedule;

“Closing Net Cash Calculation Date” means the scheduled date of the Court Hearing or, subject to agreement between the Parties, any adjourned date for such Court Hearing (or, in the case of a Takeover Offer, the scheduled closing date of the Takeover Offer (as it may be extended in accordance with Irish Takeover Rules), provided that there shall be no change to the Closing Net Cash Calculation Date after the time at which the Closing Cash Schedule is delivered to Bidder in accordance with Clause 2.4(a) unless the scheduled date of the Court Hearing is adjourned (except for any adjournment in accordance with Clause 2.4(e)) for a period of longer than ten (10) days, in which case the Closing Net Cash Calculation Date shall mean any adjourned date for such Court Hearing and Closing Net Cash shall be accordingly calculated in accordance with Clause 2.4;

“Closing Net Cash Date” means immediately prior to the Effective Time on the Effective Date;

“Closing Net Cash Delivery Date” has the meaning given to that term in Clause 2.4(a);

“Code” means the United States Internal Revenue Code of 1986, as amended;

“Completion” has the meaning given to that term in Clause 8.1;

“Composition Agreement” has the meaning given to that term in Clause 6.2(nn)(xix);

“Concert Parties” means in relation to any Party, such persons as are deemed to be Acting in Concert with that Party under Rule 3.3 of Part A of the Irish Takeover Rules and such persons as are Acting in Concert with that Party;

“Conditions” means the conditions to the Scheme and the Acquisition set out in Appendix I to the Rule 2.7 Announcement, and “Condition” means any one of the Conditions;

“Confidentiality Agreement” means the non-disclosure agreement effective as of May 29, 2025 between Bidder and Target, as it may be amended from time to time;

“Consideration” means the aggregate of the Base Price per Share plus the Additional Price per Share;

“Contract” means any legally binding written, oral or other agreement, amendment, contract, subcontract, lease, understanding, instrument, note, debenture, indenture, warrant, option, warranty, purchase order, licence, sub-licence, insurance policy or other similar legally binding commitment or undertaking of any nature;

“Court Hearing” means the hearing by the High Court of the application to sanction the Scheme under Section 453 of the Act;

“Court Order” means the order or orders of the High Court sanctioning the Scheme under Section 453 of the Act;

“Department of Labor” means the Department of Labor of the United States;

“Disclosed” means the information disclosed by or on behalf of Target (a) in the Target SEC Documents filed or furnished with the SEC since the First Filing Date and publicly available prior to the date hereof (but excluding any forward looking disclosures set forth in any “risk factors” section, any disclosures in any “forward looking statements” section and any other disclosures included therein to the extent they are predictive or forward-looking in nature), (b) in the Rule 2.7 Announcement, (c) in any other public announcement, by or on behalf of Target (in each case) prior to the date of the Rule 2.7 Announcement, or (d) the Target Disclosure Schedule;

“Dispute Notice” has the meaning given to that term in Clause 2.4(b);

“DTC” means The Depository Trust Company or any successor thereto;

“EDGAR” means the Electronic Data Gathering, Analysis, and Retrieval system maintained by the SEC;

“Effective Date” means (a) the date on which the Scheme becomes effective in accordance with its terms or (b) if the Acquisition is implemented by way of a Takeover Offer, the date of the Takeover Offer having become (or having been declared) unconditional in all respects in accordance with the provisions of the Takeover Offer Documents and the requirements of the Irish Takeover Rules;

“Effective Time” means the time on the Effective Date at which the Court Order is delivered to the Registrar of Companies or, as the case may be, the Takeover Offer becomes or is declared unconditional in all respects in accordance with the Takeover Offer Documents and the requirements of the Irish Takeover Rules;

“EGM” means the extraordinary general meeting of the Target Shareholders (and any adjournment or postponement thereof) to be convened in connection with the Scheme, expected to be held as soon as the preceding Scheme Meeting shall have been concluded (it being understood that if the Scheme Meeting is adjourned or postponed, the EGM shall be correspondingly adjourned or postponed);

“EGM Resolutions” means, collectively, the following resolutions to be proposed at the EGM: (i) an ordinary resolution to approve the Scheme and to authorize the Target Board to take all such action as it considers necessary or appropriate to implement the Scheme; and (ii) a special resolution amending the Target Articles in accordance with Clause 4.3 of this Agreement (the resolutions described in the foregoing sub-Clauses (i) and (ii), the “Required EGM Resolutions”); (iii) an ordinary resolution that any motion by the chairperson of the Target Board to adjourn or postpone the EGM, or any adjournments or postponements thereof, to another time and place if necessary or appropriate to solicit additional proxies if there are insufficient votes at the time of the EGM to approve the Scheme or any of the Required EGM Resolutions to be approved; and (iv) any other resolutions as the Target reasonably determines to be (A) required under applicable Laws or (B) otherwise necessary or desirable for the purposes of implementing the Acquisition as have been approved by Bidder (such approval not to be unreasonably withheld, conditioned or delayed);

“EMA” means the European Medicines Agency;

“Encumbrance” means any mortgage, charge, pledge, lien, option, restriction, assignment, hypothecation, right of first refusal, or offer, right of pre-emption, or right to acquire or restrict, any adverse claim or right or third party right or interest, any other encumbrance or security interest of any kind, and any other type of preferential arrangement (including, without limitation, title transfer and retention arrangements or pre-emption rights) having a similar effect and “Encumber” will be construed accordingly;

“End Date Termination” has the meaning given to that term in Clause 9.1(a)(i)(B);

“End Date” means the date that is nine months after the date of this Agreement or such later date as Bidder and Target may, with the consent of the Panel (if required), agree and (if required) the High Court may allow;

“Environmental Law” means any Laws relating to (i) the protection, preservation or restoration of the environment (including air, surface water, groundwater, drinking water supply, surface land, subsurface land, plant and animal life or any other natural resource), or (ii) the exposure to, or the use, storage, recycling, treatment, generation, transportation, processing, handling, labelling, production, release or disposal of Hazardous Substances;

“Environmental Permits” means all permits, licenses, franchises, consents (including consents required by Contract), variances, exemptions, orders, certificates, approvals and other similar authorizations of Relevant Authorities required by Environmental Law and affecting, or relating to, the business of Target or its Subsidiary;

“ERISA” means the United States Employee Retirement Income Security Act of 1974;

“Estimated Post-Closing Costs” means, without duplication (including without duplication of any amounts included in Transaction Expenses or otherwise deducted from Closing Net Cash), the unpaid costs that the Target would reasonably be expected to incur after the Effective Time associated with: (i) the Wind-Down Process (including closing down clinical studies); (ii) remaining lease-related monetary obligations (including rent, common area maintenance, property taxes, insurance, utilities, janitorial services and other administrative fees, to the extent owed by the Target); and (iii) any legal proceedings that are pending as of the Closing Net Cash Delivery Date;

“Exchange Act” means the Securities Exchange Act of 1934, as amended, together with the rules and regulations promulgated thereunder;

“FCPA” means the United States Foreign Corrupt Practices Act of 1977, as amended;

“FDA” means the United States Food and Drug Administration;

“FDCA” means the Federal Food, Drug, and Cosmetic Act of 1938, as amended;

“First Filing Date” means October 31, 2023;

“Final Recommendation Change Notice” has the meaning given to that term in Clause 5.2(f);

“Good Clinical Practice” means the then current standards, practices and procedures for the design, conduct, performance, monitoring, auditing, recording, analysis, and reporting of clinical trials for pharmaceuticals (including all applicable requirements relating to protection of human subjects, financial disclosure by clinical investigators, and institutional review boards) promulgated or endorsed by the FDA and EMA, including those of the United States, as set forth in the FDCA, 21 C.F.R. Parts 50, 54, 56 and 312;

“Good Laboratory Practice” means the then current standards, practices and procedures for conducting nonclinical studies promulgated or endorsed by the FDA and EMA, including those of the United States, as set forth in the FDCA, 21 C.F.R. Part 58;

“Good Manufacturing Practice” means the then current standards, practices and procedures of the FDA and EMA as in effect at the time of the manufacture, relating to the manufacturing, development, processing, storing, packaging, repackaging, testing, packing, labelling, relabelling, commercial and clinical distribution, transportation, importing, exporting, handling and holding of drug products, as set forth in the FDCA, 21 C.F.R. Parts 210, 211, 601, and 610;

“Good Pharmacovigilance Practice” means the then current standards, practices and procedures for pharmacovigilance promulgated or endorsed by the FDA and EMA, including those of the United States, as set forth in the FDCA, 21 C.F.R. § 314.80;

“Governmental Entity” means (i) any Relevant Authority, (ii) any company, business, enterprise, or other entity owned, in whole or in part, or controlled by any Relevant Authority, or (iii) any political party;

“Groups” means the Bidder Group and the Target Group;

“Hazardous Substance” means any substance, material or waste that is listed, defined, designated or classified as hazardous, toxic, radioactive, dangerous or a “pollutant” or “contaminant” or words of similar meaning under any Environmental Law or that is otherwise regulated by any Relevant Authority with jurisdiction over environment or natural resources;

“Health Laws” means any applicable Law issued by the FDA and EMA regulating the research, development, and manufacturing of medicines or pharmaceutical products, provided that Health Laws will not include Privacy Legal Requirements;

“High Court” means the High Court of Ireland;

“Holding Company” has the meaning given to the term “holding undertaking” in Section 275 of the Act;

“HSR Act” means United States Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended;

“IND” means an investigational new drug application submitted to FDA under the FDCA and 21 C.F.R. Part 312;

“Indebtedness” means, with respect to the Target or its Subsidiary, and without duplication (including without duplication of any amounts included in Transaction Expenses or otherwise deducted from Closing Net Cash) (i) all obligations for borrowed money, or with respect to unearned advances of any kind to the Target or its Subsidiary, (ii) all obligations evidenced by bonds, debentures, notes or similar instruments, (iii) all obligations under any instalment sale contracts, (iv) all guarantees and arrangements having the economic effect of a guarantee of the Target or its Subsidiary of any Indebtedness of any other person, (v) any deferred purchase price obligations for assets, property, securities, business or services, including seller notes, holdback, or similar payments (whether contingent or otherwise) calculated as the maximum amount payable under or pursuant to such obligation, (vi) all obligations under any interest rate swap, forward contract, currency or other hedging arrangement, derivative or similar transaction, (vii) any unfunded benefit liability with respect to any retirement or deferred compensation plan, program, agreement or arrangement, (viii) any accrued and unused vacation, paid time off or similar leave, and any accrued and unpaid severance obligations, or bonuses or commissions and any other bonuses or commissions that relate to the period prior to the Closing Net Cash Date, irrespective of whether accrued, and in each case, the employer portion of any Taxes related thereto, (ix) any Unpaid Taxes, and (x) all obligations or undertakings to maintain or cause to be maintained the financial position of others or to purchase the obligations of others;

“Intellectual Property” means all intellectual property rights of any kind in any jurisdiction throughout the world, whether registered or unregistered, including all rights, title and interests in, to and concerning: (a) patents; (b) trademarks; (c) copyrights; (d) software, data, databases and compilations of information; (e) confidential and proprietary information, trade secrets, know-how, and unpatented and unpatentable inventions; (f) all websites and internet domain names and registrations and renewals thereof; (g) all social media accounts and content found therein; (h) all other intellectual property and other proprietary rights; and (i) all copies and tangible embodiments of the foregoing (in whatever form or medium), and (j) all rights to sue for and all remedies resulting from, past, present and future infringement of the forgoing;

“IRS” means the United States Internal Revenue Service;

“Ireland” means the island of Ireland, excluding Northern Ireland (the counties of Antrim, Armagh, Derry, Down, Fermanagh and Tyrone), and the word “Irish” will be construed accordingly;

“Irish Takeover Rules” means the Irish Takeover Panel Act 1997, Takeover Rules, 2022;

“Irrecoverable VAT” means in relation to any person, any amount in respect of VAT which that person (or a member of the same VAT Group as that person) has incurred and in respect of which neither that person nor any other member of the same VAT Group as that person is entitled to a refund (by way of credit or repayment) from any Relevant Authority pursuant to and determined in accordance with applicable VAT laws;

“Knowledge” means, in relation to the Target, the actual knowledge, after reasonable inquiry of their direct reports, of Caroline Loew, Maiken Keson-Brookes, Adam Cutler, or Vicki Goodman;

“Law” means any applicable national, federal, state, local, municipal, foreign, supranational or other law, statute, constitution, principle of common law, agency requirement, licence, permit, binding directive, decree, rule, regulation, judgment, order, injunction, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Relevant Authority, and “Laws” will be construed accordingly;

“Nasdaq” means the Nasdaq Global Select Mark, or any successor stock market or exchange operated by Nasdaq, Inc., or any successor thereto;

“Notice Period” has the meaning given to that term in Clause 5.2(f);

“Non-Approval Termination” has the meaning given to that term in Clause 9.1(a)(i)(A);

“Non-U.S. Plan” has the meaning given to that term in Clause 6.2(ee);

“Order” means any order, writ, decree, judgment, award, injunction, ruling, settlement or stipulation issued, promulgated, made, rendered or entered into by or with any Relevant Authority or arbitrator (in each case, whether temporary, preliminary or permanent);

“Organisational Documents” means the constitution, certificate of incorporation or bylaws or other equivalent organisational document, as appropriate;

“Panel” means the Irish Takeover Panel;

“Payment Events” has the meaning given to that term in Clause 9.2(b);

“PBGC” means the Pension Benefit Guaranty Corporation of the United States;

“Permitted Encumbrance” means (i) any Encumbrance for utilities or current Taxes (A) not yet due and payable or (B) which are being contested in good faith by appropriate proceedings and with respect to which adequate reserves have been established in accordance with U.S. GAAP, (ii) carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s or other similar Encumbrances, (iii) pledges or deposits in connection with workers’ compensation, unemployment insurance and other social security legislation, (iv) gaps in the chain of title evident from the records of the applicable Relevant Authority maintaining such records, easements, rights-of-way, covenants, restrictions and other encumbrances of record as of the date of this Agreement, (v) easements, rights-of-way, covenants, restrictions and other encumbrances incurred in the ordinary course of business consistent with past practice that do not materially detract from the value or the use of the property subject thereto, (vi) statutory landlords’ liens and liens granted to landlords under any lease, (vii) non-exclusive licenses granted under Intellectual Property rights in the ordinary course of business consistent with past practice, (viii) any purchase money security interests, equipment leases or similar financing arrangements, (ix) any Encumbrances which are disclosed on the balance sheet of Target as of March 31, 2025 and the footnotes thereto set forth in Target’s most recent Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2025, or (x) any Encumbrances that are discharged at or prior to the Effective Time;

“Personal Data” means any information Processed by or on behalf of any of the Target Group that constitutes “personal information,” “personal data,” “personally identifiable information,” “protected health information,” or other analogous term as defined under applicable Privacy Legal Requirements;

“PHSA” means the Public Health Service Act, as amended from time to time;

“Pre-Closing Tax Period” means any taxable period, or portion thereof in the case of a Straddle Period, that ends on or prior to the Effective Date;

“Pre-contractual Statement” has the meaning given to that term in Clause 10.6(a);

“Privacy Commitments” means (a) contractual obligations to Third Parties with respect to Personal Data, and (b) any legally binding commitment (including any legally binding privacy policy) with respect to collection, processing, maintenance or transfer of Personal Data;

“Privacy Legal Requirement” means all applicable Laws that pertain to privacy or the processing of Personal Data;

“Proceedings” means any legal, judicial, arbitral, administrative, regulatory or other action or proceedings;

“Process” or “Processing” means, with respect Personal Data, the use, collection, receipt, processing, aggregation, storage, recording, retention, organization, adaption, alteration, transfer (including cross-border transfer), retrieval, consultation, disclosure, dissemination, erasure, destruction, anonymization or combination of such Personal Data;

“Proposer” has the meaning given to that term in Clause 5.2(c)(i);

“Proxy Statement” has the meaning given to that term in Clause 3.1(a);

“Registrar of Companies” means the Registrar of Companies in Dublin, Ireland as defined in Section 2 of the Act;

“Regulatory Information Service” means a regulatory information service as defined in the Irish Takeover Rules;

“Reimbursement Amount” means an amount equal to the documented, specific, quantifiable Third Party costs and expenses incurred, directly or indirectly, by Bidder, Bidco or any of their respective Subsidiaries, or on their behalf, for the purposes of, in preparation for, or in connection with the Acquisition, including Third Party costs and expenses incurred in connection with exploratory work carried out in contemplation of and in connection with the Acquisition, legal, financial and commercial due diligence, the arrangement of financing and the engagement of Third Party Representatives to assist in the process;

“Reimbursement Payment” has the meaning given to that term in Clause 9.2(a);

“Relevant Authorities” means any Irish, United States or other foreign national or supranational, federal, state, local or other governmental or regulatory authority, agency, commission, board, body, bureau, arbitrator, arbitration panel or other authority or agency, including courts and other judicial bodies, or any competition, anti-trust foreign investment review or supervisory body, central bank or other governmental, trade or regulatory agency or body, securities exchange, stock exchange or any self-regulatory body or authority, including any instrumentality or entity designed to act for or on behalf of the foregoing, in each case, in any jurisdiction (provided it has jurisdiction over the applicable person or its activities or property) including, for the avoidance of doubt, the Panel, the High Court, and the SEC;

“Representatives” means in relation to any person, the directors, officers, employees, agents (excluding any brand licensing agents), investment bankers, financial advisers, legal advisers, accountants, brokers, finders, consultants or representatives of such person or any of its Subsidiaries or Holding Companies;

“Resolutions” means collectively, the Scheme Meeting Resolution and the EGM Resolutions, which will be set out in the Scheme Document;

“Response Time” has the meaning given to that term in Clause 2.4(b);

“Restraining Order Termination” has the meaning given to that term in Clause 9.1(a)(i)(D);

“Review Board” means all institutional review boards, privacy boards, data safety monitoring boards or ethics committees responsible for review, oversight, or approval of any clinical trial involving a Target product or a Bidder product in any jurisdiction;

“Revised Acquisition” has the meaning given to that term in Clause 5.2(f);

“Required Non-U.S. Jurisdiction” means the list of the only non-U.S. jurisdictions where filing, notification, expiration of a waiting period or consent or approval is a condition to Completion as agreed by the Parties;

“RSU Cash Consideration” has the meaning given to that term in Clause 4.1(b);

“Rule 2.7 Announcement” means the announcement to be made by the Parties under Rule 2.7 of the Irish Takeover Rules in the Agreed Form, a copy of which is annexed to this Agreement at Schedule 3;

“Sanctions” means economic or financial sanctions, requirements or trade embargoes imposed, administered or enforced from time to time by U.S. governmental authorities (including but not limited to, the Office of Foreign Assets Control, the U.S. Department of State and the US Department of Commerce), the United Nations Security Council, the European Union, the Irish Department of Foreign Affairs, or any other relevant governmental authority;

“Sanction Date” means the date of sanction of the Scheme under Sections 449 to 455 of the Act pursuant to the issuance by the High Court of the Court Order;

“Sanctioned Country/Entity” means any country or entity (as applicable) that is (a) the subject or target of any Sanctions; (b) named in any Sanctions-related list maintained by the U.S. Department of State; the U.S. Department of Commerce including the Bureau of Industry and Security’s Entity List and Denied Persons List; or the U.S. Department of the Treasury, including the OFAC Specially Designated Nationals and Blocked Persons List, the Sectoral Sanctions Identifications List, and the Foreign Sanctions Evaders List; or any similar list maintained by the United Nations Security Council, the European Union, the Irish Department of Foreign Affairs, or any other relevant governmental authority; (c) located, organized or resident in a country, territory or geographical region which is itself the subject or target of any territory-wide Sanctions (including, without limitation, Cuba, Iran, North Korea, Syria, and the Crimea and so-called Donetsk People’s Republic and Luhansk People’s Republic regions of Ukraine); or (d) owned or controlled by any such person or persons described in the foregoing sub-Clauses (a) – (c), Iran, North Korea, Syria and the Crimea region of Ukraine;

“Sanctioned Person” means any person with whom dealings are restricted or prohibited under any Sanctions Laws, including (i) any person identified in any list of Sanctioned Persons maintained by U.S. Department of

State; the U.S. Department of Commerce including the Bureau of Industry and Security’s Entity List and Denied Persons List; or the U.S. Department of the Treasury, including the OFAC Specially Designated Nationals and Blocked Persons List, the Sectoral Sanctions Identifications List, and the Foreign Sanctions Evaders List; or any similar list maintained by the United Nations Security Council, the European Union, the Irish Department of Foreign Affairs, or any other relevant governmental authority, (ii) any person located, organized, or resident in, organized in, or a Governmental Entity or government instrumentality of, any Sanctioned Country/Entity and (iii) any person directly or indirectly 50% or more owned or controlled by, or acting for the benefit or on behalf of, a person described in clause (i) or (ii);

“Sanctions Laws” means all Laws concerning economic sanctions, including embargoes, export restrictions, the ability to make or receive international payments, the freezing or blocking of assets of targeted persons, the ability to engage in transactions with specified persons or countries or the ability to take an ownership interest in assets of specified persons or located in a specified country, including any applicable Laws threatening to impose economic sanctions on any person for engaging in proscribed behaviour;

“Sarbanes-Oxley Act” has the meaning given that term in Clause 6.2(l);

“SEAS” has the meaning given to that term in Clause 6.2(nn)(xix);

“Scheme” means the proposed scheme of arrangement under Chapter 1 of Part 9 of the Act to effect the Acquisition under this Agreement, on the terms (including the Conditions) and for the Consideration set out in the Rule 2.7 Announcement and on such other terms as the Parties mutually agree in writing, including any revision of the scheme of arrangement as may be so agreed between the Parties and, if required, by the High Court and/or the Panel;

“Scheme Counsel” means Brian Kennedy SC, or such other barrister (of senior counsel standing) as may be agreed between the Parties;

“Scheme Document Posting Date” means October 1, 2025 or such other date as Target and Bidder may agree and, if required, the Panel and the High Court may approve;

“Scheme Document” means a document to be distributed to Target Shareholders containing: (a) the Scheme; (b) the notice or notices of the Scheme Meeting and EGM; (c) an explanatory statement as required by Section 452 of the Act with respect to the Scheme; (d) such other information as may be required or necessary under the Act or the Irish Takeover Rules; and (e) such other information as Target and Bidder may agree;

“Scheme Meeting” means the meeting or meetings of the Target Shareholders or, if applicable, any class or classes of Target Shareholders (including as may be directed by the High Court under Section 450(5) of the Act) (and any adjournment of any such meeting or meetings) convened by (i) resolution of the Target Board or (ii) order of the High Court, in either case under Section 450 of the Act, to consider and vote on the Scheme Meeting Resolution;

“Scheme Meeting Resolution” means the resolution to be considered and voted on at the Scheme Meeting for the purpose of approving and implementing the Scheme;

“Scheme Recommendation” means the recommendation of the Target Board that Target Shareholders vote in favour of the Resolutions;

“Scheme Record Time” means 11:59 p.m., Irish local time, on the last Business Day prior to the Effective Date (or such other day and/or time as is specified in the Scheme Document as the record time for determining those Target Shares that will be subject to the Scheme);

“SEC” means the U.S. Securities and Exchange Commission;

“Securities Act” means the Securities Act of 1933, as amended (together with the rules and regulations promulgated thereunder);

“Separation Date” means November 15, 2023.

“Specified Jurisdiction” means any jurisdiction in which the Target, the Bidder or any of their Affiliates (i) operate their respective businesses or own any assets or (ii) are otherwise subject to lawful jurisdiction;

“Straddle Period” has the meaning set forth in Section 7.4(c);

“Subsidiary” has the meaning given to the term “subsidiary undertaking” in Section 275 of the Act and, in the case of Target, means each of (i) Mural Oncology, Inc and (ii) Mural Oncology Securities Corporation;

“Superior Proposal Termination” has the meaning given to that term in Clause 9.1(a)(ii)(B);

“Superior Proposal Notice” has the meaning given to that term in Clause 5.2(f);

“Takeover Offer” means an offer in accordance with Clause 3.6 for the entire issued and to be issued ordinary share capital of Target (other than any Target Shares beneficially owned by any member of the Bidder Group (if any) or by any person Acting in Concert with Bidder (if any)), including any amendment or revision thereto under this Agreement, the full terms of which would be set out in the Takeover Offer Documents or (as the case may be) any revised offer document(s);

“Takeover Offer Documents” means if, following the date of this Agreement, Bidder and/or Bidco elects to implement the Acquisition by way of Takeover Offer in accordance with Clause 3.6, the documents to be despatched to Target Shareholders and others by or on behalf of Bidder or Bidco (or such other entity as Bidder may elect) containing, among other things, the Takeover Offer, the Conditions (save insofar as not appropriate in the case of a Takeover Offer, and as amended in such manner as Bidder, Bidco (or such other entity as Bidder may elect) and Target may determine, and the Panel may agree, to be necessary to reflect the terms of the Takeover Offer) and certain information about Bidder, Bidco (or such other entity) and Target and, where the context so admits, includes any form of acceptance, election, notice or other document reasonably required in connection with the Takeover Offer;

“Takeover Panel Act” means the Irish Takeover Panel Act 1997, as amended;

“Target Articles” means the memorandum and articles of association of the Target as adopted by shareholder resolution of the Target on October 26, 2023;

“Target Alternative Proposal” means any bona fide approach, expression of interest, proposal or bona fide offer (which may be subject to due diligence and other conditions) made by any person (other than a proposal or firm intention to make an offer under Rule 2.7 of the Irish Takeover Rules by Bidder or any of its Concert Parties) in respect of: (a) the acquisition of Target by scheme of arrangement or takeover offer; (b) the direct or indirect acquisition by any person of 20% or more of the assets, taken as a whole, of the Target Group, measured by either book value or fair market value (including equity securities of any member of the Target Group); (c) a merger, reorganisation, share exchange, consolidation, business combination, recapitalisation, dissolution, liquidation or similar transaction involving Target as a result of which the holders of Target Shares immediately prior to such transaction would not, in the aggregate, own at least 80% of the voting power of the surviving or resulting entity in such transaction immediately after consummation of such transaction; or (d) the direct or indirect acquisition by any person (or the shareholders or stockholders of such person) of 20% or more of the voting power or the issued share capital of Target, including any offer or exchange offer that if consummated would result in any person beneficially owning shares with 20% or more of the voting power of Target;

“Target Associate” means any current employee, independent contractor, consultant, director or other officer of or to any member of the Target Group;

“Target Benefit Plan” means each: (a) Target Share Plan; (b) bonus, share option, share purchase, share ownership, restricted share, equity, phantom-equity or other equity-based, incentive, deferred compensation, retirement, pension, profit sharing, retiree medical, life insurance, supplemental retirement, vacation, medical, dental, vision, prescription, cafeteria, fringe benefit, relocation or expatriate benefit, perquisite, disability, accident, leave, employee assistance, supplemental unemployment benefit or other compensation or benefit plans, programs, agreements or arrangements; and (c) employment, termination, severance, redundancy, layoff, change in control, salary continuation, transaction bonus, retention or other plans, programs, agreements or arrangements, in each case, sponsored, maintained, contributed to or required to be contributed to by the Target Group, whether written or oral, for the benefit of one or more than one Target Employee;

“Target Board” means the board of directors of Target from time to time and for the time being;

“Target Breach Termination” has the meaning given to that term in Clause 9.1(a)(iii)(A);

“Target Capitalisation Date” has the meaning given to that term in Clause 6.2(d);

“Target Change of Recommendation” has the meaning given to that term in Clause 5.2(e);

“Target Deferred Shares” has the meaning given to that term in Clause 6.2(d);

“Target Directors” means the members of the Target Board;

“Target Disclosure Schedule” means the disclosure schedule delivered by Target to Bidder immediately prior to the execution of this Agreement;

“Target Employee” has the meaning given to that term in Clause 7.3(c);

“Target Equity Awards” means any Target Share or other Target Share-based award granted in accordance with the Target Share Plans;

“Target Equity Award Holder” means a holder of Target Equity Awards;

“Target Equity Award Holder Proposal” means the proposal of Bidder and Target to the Target Equity Award Holders in a manner consistent with the description set out in Clause 9 of the Rule 2.7 Announcement and in accordance with the requirements of Rule 15 of the Irish Takeover Rules;

“Target Equity Shares” has the meaning given to that term in Clause 6.2(d);

“Target Existing Arrangements” has the meaning given to that term in Clause 7.2(a);

“Target Group” means Target and its Subsidiary;

“Target Health Care Permits” has the meaning given to that term in Clause 6.2(kk);

“Target Irrecoverable VAT” has the meaning given to that term in Clause 9.2(d)(i);

“Target Material Adverse Effect” means any event, change, effect, circumstance, fact, development or occurrence, individually or in the aggregate, that has had or would reasonably be expected to have (1) a material adverse effect on the ability of Target to consummate the transactions contemplated hereby or (2) a material adverse effect on the business, operations or financial condition (including cash position), assets or liabilities of Target and its Subsidiaries, taken as a whole, but, in the case of this sub-Clause (2), shall not include: (a) any event, change, effect, circumstance, fact, development or occurrence to the extent arising from (i) changes generally affecting the industries in which Target or its Subsidiary operate, (ii) changes generally affecting the economy or the financial, debt, credit or securities markets, in the United States or elsewhere, and changes relating to any trade tariff or proposal with respect to any trade tariff, or relating to any act or proposal of the Department of Governmental Efficiency, (iii) changes in any political conditions or developments in general, or resulting from any outbreak or escalation of hostilities, declared or undeclared acts of war or terrorism, (iv) any epidemic or pandemic hurricane, earthquake, flood, calamity or other natural disasters or acts of God or any worsening thereof, (v) changes or proposed changes in Law (including rules and regulations), interpretations thereof, regulatory conditions or U.S. GAAP or other accounting standards first introduced after the date hereof (or interpretations thereof) (provided, that in each of the foregoing sub-Clauses (i) – (v), such events may be taken into account to the extent Target or its Subsidiary is disproportionately affected relative to other similarly situated companies), or (vi) actions of Target or its Subsidiary which Bidder or BidCo has expressly requested in writing (which, for the avoidance of doubt, shall not include actions of Target or its Subsidiary to which the other Party has merely consented to in accordance herewith); or (b) any decline in the stock price of the shares of Target on Nasdaq or any failure to meet internal or published projections, forecasts or revenue or earning predictions for any period (provided that the underlying causes of such decline or failure may, to the extent not otherwise excluded, be considered in determining whether there is a material adverse effect); or (c) any event, change, effect, circumstance, fact, development or occurrence resulting from the announcement or the existence of this Agreement or the transactions contemplated hereby or the performance of the Parties’ express obligations pursuant to this Agreement, including any litigation arising therefrom or with respect thereto, provided that no event, change, effect, circumstance, fact, development or occurrence arising in connection with the Wind-Down Process or the events underlying the Target’s determination to commence the Wind-Down Process shall constitute a Target Material Adverse Effect;

“Target Option” means any option granted in accordance with the Target Share Plans;

“Target Outstanding Shares” means the total number of Target Shares, including all shares underlying Target RSU Awards and assuming the exercise of all Target Options outstanding as of the Effective Time, that are issued and outstanding as of immediately prior to the Effective Time (provided that no Target Options to be cancelled in accordance with Clause 4.1(a) shall be included in the total number of Target Shares issued and outstanding for purposes of determining the Target Outstanding Shares);

“Target Permits” has the meaning given to that term in Clause 6.2(t);

“Target Permitted Encumbrances” means Permitted Encumbrances on property held by the Target or its Subsidiary;

“Target Preferred Shares” has the meaning given to it in Clause 6.2(d);

“Target Related Parties” has the meaning given to that term in Clause 9.2(g);

“Target RSU Awards” means the awards of restricted stock units of the Target granted in accordance with the Target Share Plans;

“Target Scheme Shareholders” means the holders of Target Shares immediately prior to the Effective Time;

“Target SEC Documents” has the meaning given to that term in Clause 6.2(l);

“Target Share Plans” means the 2023 Stock Option and Incentive Plan, the 2023 Employee Stock Purchase Plan and the 2024 Inducement Stock Option and Incentive Plan;

“Target Shareholder Approval” (i) the approval of the Scheme by a majority in number of the members of each class of Target Shareholders (including as may be directed by the High Court pursuant to Section 450(5) of the Act) representing, at the relevant voting time, at least seventy five percent (75%) in value of the Target Shares (or of the relevant class, as applicable) held by such Target Shareholders, in each case, present and voting either in person or by proxy, at the Scheme Meeting (or at any adjournment or postponement of such meeting) and (ii) each of the Required EGM Resolutions being duly passed by the requisite majorities of Target Shareholders at the EGM (or at any adjournment or postponement of such meeting);

“Target Shareholders” means the holders of Target Shares;

“Target Shares” has the meaning given to that term in Clause 6.2(d);

“Target Superior Proposal” means a written bona fide Target Alternative Proposal (where each reference to 20% and 80% set forth in the definition of such term will be deemed to refer to 50%) that the Target Board determines in good faith (after consultation with Target’s financial advisers and outside legal counsel) is more favourable to Target Shareholders than the Transactions, taking into account any revisions to the terms of the Transactions proposed by Bidder in accordance with Clause 5.2(f) and such financial (including, where such Target Alternative Proposal is not in respect of an acquisition of the entire issued and outstanding share capital of Target, the total proceeds and value that may be due to Target Shareholders), regulatory, anti-trust, legal, structuring, timing and other aspects of such proposal (including, for the avoidance of doubt, the conditionality of any such proposal) as the Target Board considers to be appropriate;

“Tax Return” means all returns and reports (including elections, declarations, disclosures, schedules, estimates, claims for refunds and information returns) filed or required to be filed with a Relevant Authority relating to Taxes, including all attachments thereto and any amendments or supplements thereof;

“Tax” means all forms of taxation, duties, imposts, levies, and withholding taxes whether of Ireland or elsewhere, including (but without limitation) net or gross income, gross receipts, franchise, profits, excess profits, minimum or alternative minimum tax; corporation, corporation profits, or advance corporation tax; capital gains tax; capital acquisitions tax; real, personal or intangible property tax; residential property tax; wealth tax; value added tax; dividend withholding tax; deposit interest retention tax; estimated tax; license, payroll, employment, unemployment, social security, severance or disability tax; base erosion and anti-abuse, diverted profits or top-up minimum tax; sales, use, transfer or registration tax; customs and other import and export duties, excise duties, stamp duty, capital duty, social insurance, social welfare or other similar contributions and other amounts corresponding thereto whether payable in or imposed by Ireland or elsewhere, and any interest, surcharge, penalty or fine in connection therewith, and the word “taxation” will be construed accordingly;

“TCA” means the Taxes Consolidation Act 1997;

“Third Party” means any person or Group, other than Target, Bidder, Bidco or any of their respective Affiliates or Representatives;

“Timetable” has the meaning given to that term in Clause 2.2(c);

“Transaction Expenses” means, without duplication, all fees and expenses incurred or payable by Target and its Subsidiary (including any such fees or expenses that Target or its Subsidiary or, in the case of sub-Clauses (ii), (iii) and (vi) below, Bidder or Bidco, is legally obligated to pay or reimburse) at or prior to the Effective Time in connection with the Transactions contemplated by this Agreement, including (i) any fees and expenses of Target and its Subsidiary’s legal counsel, accountants, financial advisors, investment bankers, brokers, consultants, and other advisors; (ii) any fees paid to the SEC in connection with filing the Proxy Statement, and any amendments and supplements thereto, with the SEC; (iii) any fees and expenses in connection with the printing, mailing and distribution of the Proxy Statement and any amendments and supplements thereto; (iv) all fees and expenses of the Scheme, including High Court filing fees, the fees of the Scheme Counsel (but excluding any fees of the counsel to the Bidder), paying agents or depository agents; (v) any fees, expenses and premiums incurred in connection with the D&O Tail Policies; (vi) any Transfer Taxes in excess of $60,000; and (vii) any “single trigger” (or “double trigger,” to the extent payable pursuant to Company Benefit Plans as in effect on the date of this Agreement) bonus, severance, change-in-control payments, or similar payment obligations that become due or payable to any director, officer, employee or consultant of Target upon, and solely as a result of, the consummation of the transactions contemplated by this Agreement, including the employer portion of any payroll Taxes associated therewith (provided, that Transaction Expenses shall not include any (A) amounts payable as a result of any arrangements implemented or actions taken (other than pursuant to any Target Benefit Plan as in effect on the date of this Agreement) by Bidder or Bidco after the Effective Time, and (B) amounts actually paid and discharged by Target prior to the Effective Time);

“Transactions” means the transactions contemplated by this Agreement, including the Acquisition;

“Unpaid Taxes” means an amount equal to all accrued but unpaid Tax liabilities of the Target for any Pre-Closing Tax Period (which shall not be less than zero with respect to any Tax in any jurisdiction), determined (i) in accordance with Section 7.4(c), (ii) on a jurisdiction-by-jurisdiction basis, (iii) taking into account any loss carryforwards, refunds (or credits in lieu thereof) or any other tax attributes, in each case to the maximum extent allowed pursuant to applicable law to offset taxable income or Taxes for such Pre-Closing Tax Period, and (iv) taking into account any estimated Tax payments (including any applicable overpayments of prior years’ Taxes) or prepayments of such Taxes for such Pre-Closing Tax Period.

“U.S.” or “United States” means the United States of America;

“U.S. GAAP” means U.S. generally accepted accounting principles;

“VAT Group” means a group as defined in Section 15 of the Value Added Tax Consolidation Act 2010 and any similar VAT grouping arrangement in any other jurisdiction;

“VAT” means (i) any tax imposed in compliance with the Council Directive of 28 November 2006 on the common system of value added tax (EC Directive 2006/11); and (ii) any other tax of a similar nature, whether imposed in a member state of the European Union in substitution for, or levied in addition to, such tax referred to in clause (i) above, or imposed elsewhere;

“Wilful Breach” means a material breach of this Agreement that is the consequence of an act or omission by a Party with the actual knowledge that the taking of such act or such omission to take action would be a material breach of this Agreement; and

“Wind Down Process” means the process related to (i) the winding down of the operations and research and development activities, (ii) the liquidation and (iii) any related reduction of capital or similar process associated with the liquidation, in each case, of the Target and its Subsidiary; provided that (x) this process shall not include the sale or transfer of any of the assets or operations of Mural Oncology, Inc. and (y) the incremental costs and expenses related solely to (iii) above shall not exceed $30,000.

1.2	Interpretation

(a)	Unless a contrary indication appears, any reference in this Agreement to:

(i)

this Agreement, the Confidentiality Agreement or any other agreement, document or instrument is a reference to that agreement, document or instrument as amended, restated, supplemented or novated, provided that in the case of any agreement, document or instrument that any Party is a party to, which it issued, which it benefits from or which it is bound by, such amendment, restatement, supplement or novation has been effected by or with the prior written consent of that Party;

(ii)	a “Party” will be construed so as to include its successors, permitted assigns and permitted transferees;

(iii)

a “person” includes any individual, group, body corporate, corporation, partnership, limited liability company, joint venture, association, trust, consortium, unincorporated organisation or other entity (whether or not having a separate legal personality) or any Relevant Authority or any department, agency or political subdivision of any Relevant Authority;

(iv)	a “company” will be construed so as to include any company, corporation or body corporate, wherever and however incorporated or established;

(v)	the term “officers” will be construed to mean corporate officers and executive officers;

(vi)	a “Clause” or a “Schedule”, unless otherwise specified, is a reference to a Clause of, or Schedule to, this Agreement;

(vii)	a “month” will mean a calendar month;

(viii)	references to times are to Eastern standard times unless otherwise specified;

(ix)	writing or similar expressions includes, unless otherwise specified, transmission by email but excludes fax;

(x)	a provision of law is a reference to that provision as amended or re-enacted; and

(xi)	the singular includes the plural and vice versa and references to one gender includes all genders.

(b)	This Agreement shall ensure for the benefit of the Parties and their respective successors, permitted assigns and permitted transferees.

(c)	A reference in this Agreement to a statute or statutory provision will be construed as a reference to the laws of Ireland unless otherwise specified and includes:

(i)	any subordinate legislation made under it including all regulations, by-laws, orders and codes made thereunder;

(ii)	any repealed statute or statutory provision which it re-enacts (with or without modification); and

(iii)	any statute or statutory provision which modifies, consolidates, re- enacts or supersedes it.

(d)

The rule known as the ejusdem generis rule shall not apply to this Agreement and accordingly general words introduced by the word “other”, “including”, “include”, “included” or “including” or “in particular” or any similar expression shall not be given a restrictive meaning because of the fact that they are preceded by words indicating a particular class of acts, matters or things and will be construed as illustrative and shall not limit the sense of the words preceding those terms.

(e)

The recitals and Schedules to this Agreement are deemed to form part of this Agreement and shall have the same force and effect as if set out in the body of this Agreement and references to this Agreement include the recitals and Schedules.

(f)

The table of contents and the headings or captions to the Clauses and Schedules in this Agreement are inserted for convenience of reference only and will not affect the interpretation or construction of this Agreement.

(g)

Each of the Parties has participated jointly in the negotiating and drafting of this Agreement. If an ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by all such persons and no presumption or burden of proof shall arise favouring or disfavouring any such person by the authorship of any of the provisions of this Agreement.

(h)	A reference in this Agreement to the Target’s Subsidiary shall be deemed to include a reference to each of the Target’s Subsidiaries.

2.	RULE 2.7 ANNOUNCEMENT AND SCHEME DOCUMENT

2.1	Rule 2.7 Announcement

(a)

Each Party confirms that it has obtained all necessary corporate approvals (including, if required, approval by its board of directors (or a duly authorised committee or management team acting under the authority of the board of directors)) for (i) their respective entry into of this Agreement and (ii) the contents and release of the Rule 2.7 Announcement.

(b)

On the execution of this Agreement, the Parties shall, in accordance with, and for the purposes of, the Irish Takeover Rules, procure the release of the Rule 2.7 Announcement to a Regulatory Information Service by no later than 9:30 a.m., New York City time, on August 20, 2025, or such later time and/or date as may be agreed between the Parties in writing.

(c)

The obligations of the Parties under this Agreement, other than the obligations under Clause 2.1(b), will be conditional on the release of the Rule 2.7 Announcement to a Regulatory Information Service on August 20, 2025.

(d)

Target confirms that, as of the date of this Agreement, the Target Board considers that the terms of the Scheme as contemplated by this Agreement are fair and reasonable to the Target Shareholders and that the directors present at a Target Board meeting have unanimously resolved to recommend to the Target Shareholders that they vote in favour of the Resolutions. The recommendation of the Target Board that the Target Shareholders vote in favour of the Resolutions, and the related opinion of the financial adviser to the Target Board, are set out in the Rule 2.7 Announcement and, subject to Clause 5.2, will be incorporated in the Scheme Document, and, to the extent required by the Irish Takeover Rules or the rules of the SEC, in any other document sent to Target Shareholders in connection with the Acquisition.

(e)	The Conditions are hereby incorporated in, and will constitute a part of, this Agreement.

2.2	Scheme

(a)

Target agrees that, unless this Agreement has been terminated under Clause 9, it will put the Scheme to the Target Shareholders in the manner set out in Clause 3 and, subject to the satisfaction or waiver (where permissible under the provisions of the Rule 2.7 Announcement and/or the Scheme Document) of the Conditions (with the exception of Conditions 2.3 and 2.4 and any other Conditions that by their nature are to be satisfied on the Sanction Date), shall, in the manner set out in Clause 3, make an application to the High Court to sanction the Scheme so as to facilitate the implementation of the Acquisition.

(b)

Bidder agrees that, subject to Clause 3.5, it will (and undertakes that it will procure that Bidco will) participate in the Scheme and agree to be bound by its terms and that it shall, subject to the satisfaction or waiver (where permissible under the provisions of the Rule 2.7 Announcement and/or the Scheme Document) of the Conditions, effect the Acquisition through the Scheme on the terms set out in this Agreement, the Rule 2.7 Announcement and the Scheme.

(c)	Each Party will use its commercially reasonable endeavours to adhere to the indicative timetable set forth in Schedule 1 as may be amended by mutual agreement between the Parties (the “Timetable”).

(d)

Each of the Parties agrees that it will fully and promptly perform all of the obligations required of it in respect of the Acquisition on the terms set out in this Agreement and/or the Scheme and each will, subject to the terms and conditions of this Agreement, use commercially reasonable endeavours to act in a manner consistent with the terms of this Agreement pertinent to such Party and take such other steps as are within its powers and are reasonably required of it for the proper implementation of the Scheme, including those required in connection with Completion.

2.3	Target Equity Award Holder Proposal

(a)

Subject to the posting of the Scheme Document to the Target Shareholders in accordance with Clause 3.1, the Parties agree that the Target Equity Award Holder Proposal will be made to Target Equity Award Holders in respect of their respective holdings of Target Options or Target Equity Awards in accordance with Rule 15 of the Irish Takeover Rules and the terms of the Target Share Plans.

(b)

The Target Equity Award Holder Proposal shall be sent as a joint letter from the Target and Bidder and the Parties shall reasonably agree to the final form of the letter to be issued in respect of the Target Equity Award Holder Proposal and all other documentation necessary to effect the Target Equity Award Holder Proposal.

(c)

Except as required by applicable Laws, the High Court or the Panel, no Party shall amend the Target Equity Award Holder Proposal after it is sent without the consent of each other Party (such consent not to be unreasonably withheld, conditioned or delayed).

2.4	Confirmation of Closing Net Cash

(a)

Except as otherwise contemplated in this Clause 2.4, on the tenth (10th) Business Day before the Closing Net Cash Calculation Date (the “Closing Net Cash Delivery Date”), Target shall deliver to Bidder a Schedule (the “Closing Cash Schedule”) setting forth, in reasonable detail, Target’s good faith, estimated calculation of Closing Net Cash (the “Closing Cash Calculation”) as of the Closing Net Cash Date. Target shall make available to Bidder, as reasonably requested by Bidder, the work papers and back-up materials used in preparing the Closing Cash Schedule. If reasonably requested by Bidder, access to Target’s accountants and counsel at reasonable times and upon reasonable notice will be provided by Target in order to permit Bidder to review the Closing Cash Calculation. The Closing Cash Calculation shall include the Target’s estimated calculation, as of the Closing Net Cash Date, of the Closing Net Cash, each component thereof and the Additional Price per Share.

(b)

Bidder shall have the right to dispute in good faith any part of the Closing Cash Calculation by delivering a written notice (for which email will suffice) (a “Dispute Notice”) to that effect to Target on or prior to 11:59 p.m., New York city time, on the fifth (5th) calendar day following Bidder’s receipt of the Closing Cash Schedule (the “Response Time”), which Dispute Notice shall identify in reasonable detail the nature and amounts of any proposed revisions to the proposed Closing Cash Calculation and shall be accompanied by a reasonably detailed explanation for the basis for such revisions.

(c)

If, on or prior to the Response Time, Bidder notifies Target in writing that it has no objections to the Closing Cash Calculation or if Bidder fails to deliver a Dispute Notice as provided in Clause 2.4(b) prior to the Response Time, then the Closing Cash Calculation as set forth in the Closing Cash Schedule shall be deemed to have been finally determined for the purposes of this Agreement and shall represent the Closing Net Cash at the Closing Net Cash Date for the purposes of this Agreement, the Acquisition and the Scheme.

(d)

If Bidder delivers a Dispute Notice on or prior to the Response Time, then Representatives of Target and Bidder shall promptly (and in no event later than one (1) Business Day thereafter) meet and attempt in good faith to resolve the disputed item(s) and negotiate an agreed-upon determination of the Closing Net Cash, which agreed upon Closing Net Cash amount shall be deemed to have been finally determined for the purposes of this Agreement and shall represent the Closing Net Cash at the Closing Net Cash Date for the purposes of this Agreement, the Acquisition and the Scheme.

(e)

If Representatives of Target and Bidder are unable to negotiate an agreed-upon determination of Closing Net Cash as of the Closing Net Cash Date pursuant to Clause 2.4(d) within three (3) Business Days after delivery of the Dispute Notice (or such other period as Target and Bidder may mutually agree upon), then any remaining disagreements as to the calculation of Closing Net Cash shall be referred to for resolution to the office of an impartial nationally recognized firm of independent certified public accountants other than the Target’s accountants or Bidder’s accountants appointed by mutual agreement of Target and Bidder promptly following the need therefor (the “Accounting Firm”). The Target and Bidder shall promptly deliver to the Accounting Firm the work papers and back-up materials used in preparing the Closing Cash Schedule and the Dispute Notice, and Target and Bidder shall use commercially reasonable efforts to cause the Accounting Firm to make its determination within three (3) Business Days of accepting its selection. Target and Bidder shall be afforded the opportunity to present to the Accounting Firm any materials related to the unresolved disputes and to discuss the issues with the Accounting Firm; provided that no such presentation or discussion shall occur without the presence of a Representative of each of Target and Bidder. The determination of the Accounting Firm shall be limited to the disagreements submitted to the Accounting Firm. The determination of the amount of Closing Net Cash made by the Accounting Firm shall be made in writing delivered to each of Target and Bidder, shall be final and binding on Target and Bidder and shall (absent manifest error) be deemed to have been finally determined for the purposes of this Agreement and to represent the Closing Net Cash at the Closing Net Cash Date for the purposes of this Agreement, the Acquisition and the Scheme. If for any reason the Closing Net Cash at the Closing Net Cash Date has not been finally determined for the purposes of this Agreement by the Closing Net Cash Calculation Date, Target shall, with the consent of the High Court and the Panel (to the extent required), adjourn the scheduled date of the Court Hearing until the resolution of the matters described in this Clause 2.4(e), provided that Target shall not adjourn the scheduled date of the Court Hearing beyond the End Date or if Bidder effects the Acquisition as a Takeover Offer, Bidder shall cause BidCo to extend the Takeover Offer, subject to the consent of the Panel (to the extent required) until the resolution of the matters described in this Clause 2.4(e).The fees and expenses of the Accounting Firm shall be allocated between Target and Bidder in the same proportion that the disputed amount of the Closing Net Cash that was unsuccessfully disputed by such party (as finally determined by the Accounting Firm) bears to the total disputed amount of the Closing Net Cash amount and Target’s portion of such fees and expenses shall be included in the calculation of Transaction Expenses. If this Clause 2.4(e) applies as to the determination of the Closing Net Cash at the Closing Net Cash Date with respect to (A) an adjournment of the Court Hearing or (B) if Bidder effects the Acquisition as a Takeover Offer, a scheduled expiration of the Takeover Offer, upon resolution of the matter in accordance with this Clause 2.4(e), the Parties shall not be required to determine Closing Net Cash again (solely with respect to such applicable scheduled expiration of the Takeover Offer) even though such applicable expiration of the Takeover Offer may occur later.

(f)

The Cash Amount Per Share shall equal the quotient derived by dividing the (A) the Closing Net Cash (as finally determined in accordance with the provisions of this Clause 2.4); by (B) the Target Outstanding Shares (the “Cash Amount Per Share”). The Additional Price per Share shall equal the Cash Amount Per Share as determined pursuant to the immediately preceding sentence, minus the Base Price per Share, which shall be rounded to the fourth decimal place. For the avoidance of doubt, the Additional Price per Share cannot be a negative amount and is subject to a maximum amount of $0.205 per Target Share.

2.5	Change in Shares

(a)

If at any time during the period between the date of this Agreement and the earlier of (i) the Effective Time and (ii) the termination of this Agreement for any other reason pursuant to and in accordance with Clause 9, the Target Outstanding Shares shall have been changed into, or exchanged for, a different number of shares or a different class, by reason of any subdivision, reclassification, reorganization, recapitalization, split, combination, contribution or exchange of shares, or a stock dividend or dividend payable in any other securities shall be declared with a record date within such period, or any similar event shall have occurred, the Consideration and any payments to be made under Clause 4 and any other number or amount contained in this Agreement which is based upon the price or number of Target Shares shall, subject to the consent of the Panel (if required), be correspondingly adjusted to provide the holders of Target Shares the same economic effect as contemplated by this

Agreement prior to such event. Nothing in this Clause 2.5 shall be construed to permit any Party to take any action that is otherwise prohibited or restricted by any other provision of this Agreement.

2.6	Withholding

(a)

Each party to this Agreement, any paying agent or custodian, and any of their respective Affiliates or agents (each, a “Withholding Agent”) shall be entitled to deduct and withhold from any amounts payable pursuant to this Agreement such amounts as it is required to deduct and withhold under applicable Law. Amounts so deducted and withheld shall be treated for all purposes of this Agreement as having been paid to the person in respect of which such deduction and withholding was made. No Withholding Agent shall be required to pay any additional amount to any person in respect of which any amount was deducted or withheld, or otherwise reimburse the relevant person for any amounts deducted or withheld, in accordance with this Clause 2.6.

3.	IMPLEMENTATION OF THE SCHEME

3.1	Responsibilities of Target in respect of the Scheme

Unless this Agreement has been terminated under Clause 9, Target shall:

(a)

be responsible for the preparation of the proxy statement to be sent to the Target Shareholders in connection with the matters to be submitted at the Scheme Meeting and the EGM (such proxy statement, as amended or supplemented, the “Proxy Statement”), the Scheme Document and all other documentation necessary to effect the Scheme and to convene the Scheme Meeting and the EGM, provided that Target shall:

(i)	provide Bidder with an opportunity to review and comment on drafts of such documents;

(ii)	discuss with Bidder and, where reasonable, accommodate in such documents all comments or amendments reasonably and promptly proposed by Bidder; and

(iii)

not despatch or file such documents with the SEC and/or the Panel prior to following the procedure set forth in sub-Clauses 3.1(a)(i) and (ii) above but subject thereto, file such documents as required with the SEC and/or the Panel;

(b)

for the purpose of implementing the Scheme (and without prejudice to the ability of any Party to appoint any legal adviser for any other purpose), instruct the Scheme Counsel and provide Bidder and its advisers with the opportunity to attend any meetings with the Scheme Counsel to discuss substantive matters pertaining to the Scheme and any issues arising in connection with it (except to the extent that the Scheme Counsel is to advise on matters relating to the fiduciary duties of the members of the Target Board or their responsibilities under the Irish Takeover Rules or this Agreement);

(c)

use its reasonable best efforts to respond to and resolve all Panel and SEC comments with respect to the Proxy Statement and the Scheme Document as promptly as reasonably practicable after receipt thereof;

(d)

subject to Clauses 3.1(a), 3.1(g) and 3.1(j), as promptly as practicable after the date of this Agreement and, subject to compliance by Bidder and Bidco with their obligations under this Agreement with respect to the preparation of the Proxy Statement and the Scheme Document, in any event no later than 28 days from the date of this Agreement (or such later date as the Panel may permit), prepare and, save as otherwise agreed with Bidder in writing, cause the definitive Proxy Statement and the Scheme Document to be (I) filed with the SEC and the Panel; and (II) sent to holders of Target Shares in accordance with the Irish Takeover Rules;

(e)	notify Bidder as promptly as is reasonably practicable in writing upon the receipt of any comments from the Panel or the SEC on, or any request from the Panel or the SEC for amendments or supplements to, the Proxy Statement, the Scheme Document and the forms of proxy for use at the Scheme Meeting and EGM and use its reasonable best efforts to respond to and resolve all Panel and SEC comments with respect to the foregoing documents as promptly as practicable after receipt thereof;

(f)

prior to filing or despatching any amendment or supplement to the Proxy Statement and/or the Scheme Document (whether requested by the Panel or the SEC), or responding in writing to any comments of the Panel with respect thereto, Target shall:

(i)	as promptly as is reasonably practicable, provide Bidder with a reasonable opportunity to review and comment on such documents or response;

(ii)	as promptly as is reasonably practicable, discuss with Bidder and, where reasonable, accommodate in such document or response all comments reasonably and promptly proposed by Bidder; and

(iii)	not despatch or file such documents with the SEC and/or the Panel prior to following the procedure set forth in sub-Clauses 3.1(a)(i) and (ii) above;

(g)

to the extent it considers it necessary to do so, seek a derogation from the Panel from the application of Rule 24.1(b) (as amended by Section 3(7) of Appendix 4) of the Rules, and any such request for a derogation shall be supported by Bidder and Bidco;

(h)

provide Bidder with drafts of pleadings, affidavits, applications, petitions and other filings prepared by Target or its Representatives for submission to the High Court in connection with the Scheme prior to their filing or submission, and prior to such filing, afford Bidder reasonable opportunities to review and make comments on all such documents, and accommodate in such documents all such comments or amendments that are promptly proposed which Target, acting reasonably, considers to be appropriate;

(i)	notify and provide any documents to the Panel which are required to be given to the Panel in good time and in any event in accordance with Rule 41.1(a) of the Irish Takeover Rules;

(j)

cause the Proxy Statement to be mailed as promptly as reasonably practicable after the date on which the SEC confirms that it will not review the Proxy Statement (which confirmation will be deemed to occur if the SEC has not affirmatively notified Target on or prior to the 10th calendar day after filing the Proxy Statement that it is reviewing the Proxy Statement) or that it has no further comments on the Proxy Statement;

(k)

as promptly as is reasonably practicable (taking into account any requirements of the Panel with respect to the Scheme Document and the SEC review (if any) with respect to the Proxy Statement, that must be satisfied prior to the despatch of the Scheme Document), make all necessary applications to the High Court in connection with the implementation of the Scheme or required to implement the Scheme and, in particular, unless the Target Board has exercised its power to convene the Scheme Meeting pursuant to Section 450(1) of the Act, Target will, promptly after the date of the Rule 2.7 Announcement, issue appropriate proceedings requesting the High Court to give directions under Section 450(5) of the Act as to what are the appropriate Scheme Meetings to be held and to order under Section 450(3) of the Act that the Scheme Meeting be summoned as promptly as is reasonably practicable following the publication of the Proxy Statement and use all reasonable endeavours so as to ensure (insofar as possible and to the extent required) that the hearing of any such proceedings occurs as promptly as is reasonably practicable in order to facilitate the despatch of the Scheme Document by the Scheme Document Posting Date and, to the extent required, seek such directions of the High Court as it considers necessary or desirable to facilitate the convening of the Scheme Meeting in accordance with the Timetable;

(l)	procure the publication of any necessary advertisements and the despatch of the Scheme Document (in a form acceptable to the Panel and, to the extent required, the High Court), Proxy Statement and the forms of proxy for use at the Scheme Meeting and the EGM (the forms of which will be agreed between the Parties) in accordance with the requirements of the Irish Takeover Rules:

(i)	to Target Shareholders on the register of members of Target on the applicable record date;

(ii)	to Target Equity Award Holders on such record date, for information only; and

(iii)

thereafter publish and/or post such other documents and information (the form of which will be agreed between the Parties) as the High Court and/or the Panel may approve or direct from time to time in connection with the implementation of the Scheme in accordance with applicable Law as promptly as is reasonably practicable after the approval or (as the case may be) direction of the High Court and/or the Panel to publish or post such documents being obtained or received;

(m)

unless the Target Board has effected a Target Change of Recommendation under Clause 5.2, procure that the Proxy Statement and the Scheme Document (or if Bidder effects the Acquisition as a Takeover Offer, the Takeover Offer Documents) will include the Scheme Recommendation;

(n)	include in the Scheme Document a notice convening the EGM to be held immediately following the Scheme Meeting to consider and, if thought fit, approve the EGM Resolutions;

(o)

keep Bidder and its Representatives reasonably informed of the number of proxy votes received in respect of the Resolutions and, unless the Target Board has effected a Target Change of Recommendation pursuant to Clause 5.2 and subject to compliance with applicable requirements of the Irish Takeover Rules, assist at Bidder’s expense, in any proxy solicitation or related exercise as Bidder may reasonably request to assist in the passing of the Resolutions;

(p)

keep Bidder reasonably informed and, as reasonably requested by Bidder, consult with Bidder, as to the performance of the obligations and responsibilities required of Target under this Agreement and/or the Scheme and as to any material developments (other than as to any Target Alternative Proposal, the timing and scope of provision of information about which are governed by Clause 5.2) relevant to the proper implementation of the Scheme, including satisfaction of the Conditions;

(q)

hold the Scheme Meeting and the EGM and put the Scheme Meeting Resolutions and EGM Resolutions to a vote of Target Shareholders, on the date set out in the Scheme Document, or such later date as may be agreed in writing between the Parties, and in such a manner as will be approved, if necessary, by the High Court and/or the Panel and propose the Resolutions without any amendments, unless such amendments have been agreed to in writing between the Parties;

(r)

afford all such co-operation and assistance as may reasonably be requested of it by Bidder or its Representatives in respect of the preparation and verification of any document or in connection with any Clearance or confirmations reasonably required for the implementation of the Scheme, including the provision to Bidder of such information and confirmations relating to it, its Subsidiaries and any of its or their respective directors or employees, as Bidder may reasonably request and will do so in a reasonably timely manner, and assume responsibility only for the information relating to it contained in the Scheme Document, the Proxy Statement or any other document sent to Target Shareholders or filed with the High Court or the SEC or in any announcement;

(s)

following the Scheme Meeting and EGM, provided that the Scheme Meeting Resolution and the EGM Required Resolutions are duly passed (including by the requisite majorities required under Section 453 of the Act in the case of the Scheme Meeting Resolution) and all other Conditions are satisfied or waived (where permissible under the provisions of the Rule 2.7 Announcement and/or the Scheme Document), with the exception of Conditions 2.3 and 2.4 and any other Conditions that by their nature are required to be satisfied on the Sanction Date:

(i)

take all necessary steps on the part of Target to prepare and issue, serve and lodge all such court documents as are required to seek the sanction of the High Court to the Scheme as soon as possible thereafter; and

(ii)	give such undertakings as are required by the High Court and are reasonably necessary for the proper implementation of the Scheme;

(t)	review and provide comments (if any) in a reasonably timely manner on all documentation submitted to it by Bidder or its Representatives in connection with the Acquisition; and

(u)

take such other steps as are reasonably required of it for the proper implementation of the Scheme in accordance with the Timetable, including those required of it pursuant to this Agreement in connection with Completion.

3.2	Responsibilities of Bidder and Bidco in respect of the Scheme

Bidder shall (and will procure that Bidco shall, to the extent applicable):

(a)	provide a letter on behalf of Bidder and Bidco for inclusion in the Scheme Document in a form to be agreed in writing between the Parties;

(b)	instruct counsel to appear on its behalf at each Court Hearing and provide a written undertaking to the High Court to be bound by the terms of the Scheme insofar as it relates to Bidder and/or Bidco;

(c)

if, and to the extent that, it or any of its Concert Parties owns or is interested in Target Shares, exercise all rights, and, insofar as lies within its powers, procure that each of its Concert Parties will exercise all rights, in respect of such Target Shares so as to implement, and otherwise support the implementation of, the Scheme, including by voting (and, in respect of interests in Target held via contracts for difference or other derivative instruments, insofar as lies within its powers, procuring that instructions are given to the holder of the underlying Target Shares to vote) in favour of the Resolutions or, to the extent required by Law, the Securities Act or the Exchange Act, the High Court, the Irish Takeover Rules or other rules, refraining from voting, at any Scheme Meeting and/or EGM as the case may be;

(d)

subject to the terms of this Agreement, Bidder shall and shall procure that its Representatives, insofar as lies within its power or procurement, take all such steps as are reasonably necessary or desirable in order to implement the Scheme;

(e)

keep Target reasonably informed and, as reasonably requested by Target, consult with Target, as to the performance of the obligations and responsibilities required of Bidder or Bidco under this Agreement and/or the Scheme and as to any material developments relevant to the proper implementation of the Scheme, including the satisfaction of the Conditions;

(f)

afford (and will use all reasonable endeavours to procure that its Concert Parties will afford) all such co-operation and assistance as may reasonably be requested of it by Target in respect of the preparation and verification of any document or in connection with any Clearance or confirmation required for the implementation of the Scheme and/or the preparation of the Proxy Statement, including the provision to Target of such information and confirmation relating to it, Bidco, their respective Subsidiaries and Holding Companies and any of its or their respective directors or employees as Target or its Representatives may reasonably request, and will do so in a reasonably timely manner;

(g)

assume responsibility only for the information relating to it contained in the Scheme Document, the Proxy Statement or any other document sent to Target Shareholders or filed with the High Court or in any announcement;

(h)	review and provide comments (if any) in a reasonably timely manner on all documentation submitted to it;

(i)	support the application for derogation made by Target to the Panel from the application of Rule 24.1(b) (as amended by Section 3(7) of Appendix 4) of the Rules;

(j)	provide Target, in a reasonably prompt manner, with such information regarding the Bidder Group that may reasonably be required for inclusion in the Scheme Document and/or the Proxy Statement and

provide such other assistance as Bidder may reasonably require in connection with the preparation of the Scheme Document and/or the Proxy Statement;

(k)

give such undertakings as are required by the High Court and are reasonably necessary for the proper implementation of the Scheme, and, subject to receipt of the Court Order, take all such steps, insofar as lies within their power, as are reasonably necessary or desirable in order to implement the Scheme;

(l)	review and provide comments (if any) in a reasonably timely manner on all documentation submitted to it by Target or its Representatives in connection with the Acquisition; and

(m)

take such other steps as are reasonably required of it for the proper implementation of the Scheme in accordance with the Timetable, including those required of it pursuant to this Agreement in connection with Completion.

3.3	Mutual responsibilities of the Parties

(a)

If any of the Parties become aware of any information that, under the Irish Takeover Rules, the Securities Act. the Exchange Act, the Act or other applicable Law is required to be disclosed in an amendment or supplement to the Scheme Document or the Proxy Statement (or any Takeover Offer Document), then the Party becoming so aware will promptly inform the other Parties of such information and the Parties will co-operate in submitting or filing such amendment or supplement with the Panel, and, if required, the SEC and/or High Court and, if required, in mailing such amendment or supplement to Target Shareholders and, for information only, if required, to the Target Equity Award Holders.

(b)

Each Party will take, or cause to be taken, all actions, and do, or cause to be done, and assist and co-operate with the other Parties in doing, all things necessary, proper or advisable to consummate and make effective the transactions contemplated hereby (including, the Scheme and the Acquisition) as promptly as practicable, including those required of it under Clause 8 in connection with Completion.

(c)	Each of the Parties shall use all of their commercially reasonable endeavours to:

(i)

as promptly as practicable, make all necessary filings, and thereafter make any other required submissions, with respect to this Agreement and the Acquisition required of them under the Takeover Rules and/or the Act, the High Court, and any applicable legal or regulatory requirement (including any legal or regulatory requirement of any Relevant Authority); and

(ii)

execute or deliver any additional instruments as are reasonably required of it and are necessary to consummate the Transactions contemplated by, and to fully carry out the purposes of, this Agreement (including the Scheme and the Acquisition).

(d)	Each of the Parties shall, save where prohibited by applicable Law or by the rules or regulations of any Relevant Authority:

(i)

promptly advise the other Parties of any material written communication received by it, or by any of its Subsidiaries or their Representatives, from any Relevant Authority or third party whose consent or approval is required for consummation of the Transactions contemplated by this Agreement;

(ii)

to the extent practicable, not participate in any substantive meeting or discussion with any Relevant Authority in respect of any filing, investigation, or inquiry concerning this Agreement or the Transactions contemplated by this Agreement unless it consults with the other Parties in advance, and, to the extent permitted by such Relevant Authority, give the other Parties the opportunity to attend such meeting or discussion, as the case may be and in any event to provide the other Party with reasonable prior notice of any proposed oral communication with the SEC, the Panel or the High Court, so long as not otherwise prohibited by the rules or regulations of any Relevant Authority, except in connection with (I) any Target Alternative Proposal or proposed

Target Change of Recommendation or (II) any Bidder or Target application to or communication with the SEC, the Panel or the High Court in connection with any possible invocation of any of the Conditions, provided that in any case any relevant materials may be redacted: (x) to remove references concerning the valuation of the businesses of Target or Bidder; (y) as necessary to comply with contractual obligations or the Privacy Legal Requirements; and (z) as necessary to address reasonable privilege, confidentiality and commercial sensitivity concerns; and

(iii)

without prejudice to Clause 5.2 and so long as not otherwise prohibited by the rules or regulations of any Relevant Authority, except in connection with any Target Alternative Proposal or proposed Target Change of Recommendation, promptly provide the other Parties with copies of all material correspondence, filings and written communications between them and their Subsidiaries and Representatives, on the one hand, and any Relevant Authority or its respective staff, on the other hand, with respect to this Agreement, the Scheme and the Acquisition, except that materials may be redacted: (i) to remove references concerning the valuation of the businesses of Target or Bidder; (ii) as necessary to comply with contractual obligations or the Privacy Legal Requirements; and (iii) as necessary to address reasonable privilege, confidentiality and commercial sensitivity concerns.

(e)

Each Party shall, as promptly as is reasonably practicable, notify the other of any matter of which it becomes aware which would reasonably be expected to materially delay or prevent any Clearance, the filing of the Scheme Document (or any Takeover Offer Document) or the Proxy Statement, implementation of the Scheme (or Takeover Offer) or the Acquisition as the case may be and take all reasonable steps to promptly resolve any such matter.

3.4	Dealings with the Panel

(a)

Each of the Parties will promptly provide such assistance and information as may reasonably be requested by any other Party for the purposes of, or in connection with, any correspondence or discussions with the Panel in connection with the Acquisition and/or the Scheme or as required to comply with the Irish Takeover Rules.

(b)

Save in each case where not reasonably practicable owing to time restraints imposed by the Panel, each of the Parties will, where possible, give the other reasonable prior notice of any proposed meeting or material substantive discussion or correspondence between it or its Representatives with the Panel in connection with the Acquisition or the Scheme and will keep the other reasonably informed of all such meetings, discussions or correspondence that it or its Representative(s) have with the Panel and give such other Party the opportunity to attend such meetings and provide advance copies of all related written submissions it intends to make to the Panel and afford the other reasonable opportunities to review and make comments and suggestions with respect to the same and copies (or, where verbal, a reasonably detailed verbal or written summary of the substance of such submissions) of the Panel responses thereto, provided always that any correspondence or other information required to be provided under this Clause 3.4(b) may be redacted:

(i)	by any Party, to remove references concerning the valuation of the businesses of Target or Bidder;

(ii)	as necessary to comply with legal or contractual obligations including with respect to data protection; and

(iii)

as necessary to address reasonable privilege or confidentiality concerns (provided that the redacting party will use its reasonable endeavours to cause such information to be provided in a manner that would not result in such privilege or confidentiality concerns).

(c)

Target, Bidder and Bidco each undertake, if so requested by the other Parties, to issue as promptly as is reasonably practicable its written consent to the other Parties and to the Panel in respect of any application made by Target, Bidder or Bidco, as applicable, to the Panel:

(i)

requesting a derogation from the disclosure requirements of Rule 24.4 and Rule 25.4 of the Irish Takeover Rules and seeking consent to the aggregation of dealings for the purposes of disclosure in the Scheme Document or the Takeover Offer Document; and

(ii)	to the extent applicable, requesting consent, or, as the case may be, a derogation from Rule 16.1 and/or Rule 16.2 of the Irish Takeover Rules.

(d)	Notwithstanding anything to the contrary in the foregoing provisions of this Clause 3.4, neither Target nor Bidder will be required to take any action under such provisions if:

(i)	such action is prohibited by the Panel;

(ii)	such action relates to a matter involving a person who has made a Target Alternative Proposal (or any Affiliate, or person Acting in Concert with such a person); or

(iii)	Target has provided a Final Recommendation Change Notice to Bidder.

(e)	Nothing in this Agreement will in any way limit the Parties’ obligations or rights under the Irish Takeover Rules.

3.5	No Scheme amendment by Target, Bidder or Bidco

Save as required by Law, the High Court and/or the Panel, Target, Bidder and Bidco will not, in each case after despatch of the Scheme Document, without the prior written consent of the other Parties (such consent not to be unreasonably withheld, conditioned or delayed):

(a)	amend the Scheme (save to reflect a Target Change of Recommendation, if applicable);

(b)

adjourn, cancel or postpone (or propose an adjournment or postponement of) the Scheme Meeting or the EGM; provided, however, that Target may, without the consent of the other Parties, adjourn, cancel or postpone the Scheme Meeting or the EGM:

(i)	in the case of adjournment, if directed by Target Shareholders to do so under the Act;

(ii)

to the extent reasonably necessary to ensure that any required supplement or amendment to the Scheme Document or the Proxy Statement is provided to the Target Shareholders or to permit dissemination of information which is material to shareholders voting at the Scheme Meeting or the EGM, but only for so long as the Target Board determines in good faith, after having consulted with its outside legal counsel, that such action is reasonably necessary or advisable to give Target Shareholders sufficient time to evaluate any such disclosure or information so provided or disseminated;

(iii)

if, as of, and for the avoidance of doubt not prior to, the time for which the Scheme Meeting or the EGM is scheduled (as set forth in the Scheme Document or the Proxy Statement), there are insufficient Target Shares represented (either in person or by proxy):

(A)

to constitute a quorum necessary to conduct the business of the Scheme Meeting or the EGM, but only until a meeting can be held at which there are a sufficient number of Target Shares represented to constitute a quorum; or

(B)

voting for the approval of the Scheme Meeting Resolution or the EGM Resolutions, as applicable (but only until Target determines in good faith that a meeting can be held at which there are a sufficient number of votes of holders of Target Shares to approve the Scheme Meeting Resolution or the EGM Resolutions, as applicable); or

(iv)	if this Agreement has been terminated under Clause 9;

(c)	amend the Resolutions (in each case, in the form set out in the Scheme Document); or

(d)

subject to Clause 3.6, neither Bidder nor Bidco shall exercise any of their respective rights (if any) in and, if and to the extent that any of their respective Concert Parties owns or is interested in Target Shares and insofar as lies within their respective powers, procure that each of their Concert Parties shall not exercise any of their rights (if any) to or to propose, request or otherwise attempt to:

(i)	amend the Scheme;

(ii)	adjourn, postpone or cancel (or propose an adjournment or postponement of) the Scheme Meeting or the EGM (save in respect of a Target Change of Recommendation or a Target Alternative Proposal); or

(iii)	amend the Resolutions (in each case, in the form set out in the Scheme Document).

3.6	Switching to a Takeover Offer

(a)

Bidder and/or Bidco may elect (with the Panel’s consent, if required) to implement the Acquisition by way of a Takeover Offer (rather than the Scheme), whether or not the Scheme Document has been posted, subject to the terms of this Clause 3.6, and Bidder and/or Bidco will notify Target of any such election (whether or not the implementation of any Acquisition by way of a Takeover Offer (rather than the Scheme) is subject to the consent of the Panel) made by it to implement the Acquisition by way of a Takeover Offer (rather than the Scheme).

(b)

Save where Target has issued a Final Recommendation Change Notice, if Bidder and/or Bidco elect to implement the Acquisition by way of a Takeover Offer, Target undertakes to provide Bidder and/or Bidco as soon as is reasonably practicable with all such information about Target (including directors and their Concert Parties) as may reasonably be required for inclusion in the Takeover Offer Documents and to provide all such other assistance as may reasonably be required by the Irish Takeover Rules in connection with the preparation by Bidder and/or Bidco of the Takeover Offer Documents, including access to, and ensuring the provision of reasonable assistance by, Target’s Representatives.

(c)	If Bidder and/or Bidco elects to implement the Acquisition by way of a Takeover Offer, the Parties agree:

(i)

unless otherwise set out in this Agreement, all provisions hereto relating to the Acquisition being implemented as a Scheme shall, to the extent relevant to a Takeover Offer, apply mutatis mutandis (without the need for the Parties to enter into any amendment agreement) such that the Parties’ rights and obligations under this Agreement shall be deemed to apply (insofar as possible) in a manner that is commensurate with the Acquisition being implemented by means of a Takeover Offer; and

(ii)

that the Takeover Offer Documents will contain provisions and conditions to the implementation of the Takeover Offer in accordance with and, in the aggregate, no more onerous than, the terms and conditions set out in the Rule 2.7 Announcement, the relevant Conditions and such other further terms and conditions as are agreed (including any modification thereto) between Bidder, Bidco and Target or as may be required by the Panel; provided, however, that the terms and conditions of the Takeover Offer will be at least as favourable to the Target Shareholders (except for an acceptance condition which may be set by Bidder and/or Bidco at eighty per cent (80%) of the nominal value of the Target Shares to which such an offer relates as those that would apply in relation to the Scheme);

(iii)

unless the Target Board has effected a Target Change of Recommendation under Clause 5.2, to co-operate and consult in the preparation by Bidder and/or Bidco of the Takeover Offer Documents or any other document or filing which is required for the purposes of implementing the Acquisition; and

(iv)

unless the Target Board has effected a Target Change of Recommendation under Clause 5.2, to incorporate in the Takeover Offer Documents a recommendation to the holders of Target Shares from the Target Board to accept the Takeover Offer, and such recommendation will not be withdrawn, adversely modified or qualified except as contemplated by Clause 5.2.

(d)	Notwithstanding any Target Change of Recommendation, if Bidder and/or Bidco elect to implement the Acquisition by way of a Takeover Offer in accordance with Clause 3.6(a), the Parties mutually agree:

(i)

to prepare and file with, or submit to, to the extent necessary, the Panel, the SEC and the High Court, all documents, amendments and supplements required to be filed therewith or submitted thereto under the Irish Takeover Rules, the Securities Act, the Exchange Act or otherwise required by Law, and to make any applications or initiate any appearances that may be required by or desirable to the High Court for the purpose of discontinuance of High Court proceedings initiated in connection with the Scheme, and each Party will have reasonable opportunities to review and comment on all such documents, amendments and supplements;

(ii)

to provide the other Party with any comments received from the SEC, the Panel or the High Court on any documents filed by it with the SEC, the Panel or the High Court promptly after receipt thereof, other than with respect to any such documents to the extent related to a Target Alternative Proposal;

(iii)

to provide the other Party with reasonable prior notice of any proposed oral communication with the SEC, the Panel or the High Court and, except to the extent prohibited by the SEC, the Panel or the High Court, afford the other Party reasonable opportunity to participate therein, other than with respect to any such communication to the extent related to a Target Alternative Proposal; and

(iv)	to promptly use all reasonable endeavours to discontinue any High Court proceedings relating to the Scheme including ensuring:

(A)	the cancellation or indefinite postponement (as the case may be) of the Scheme Meeting before it is commenced; and

(B)	that the Scheme Meeting Resolution is not put to a vote of Target Shareholders.

(e)

If the Takeover Offer becomes unconditional in all respects (within the meaning of the Irish Takeover Rules), Bidder and/or Bidco will use commercially reasonable endeavours to effect as promptly as reasonably practicable, a compulsory acquisition of any Target Shares under Chapter 2 of Part 9 of the Act not acquired in the Takeover Offer for the same consideration per Target Share as under the Takeover Offer.

(f)

Save as provided in Clause 5.2, except as may be required by the Irish Takeover Rules (and without limiting any other provision of this Agreement), nothing in this Agreement will require Target to provide Bidder and/or Bidco with any information with respect to, or to otherwise take or fail to take any action in connection with Target’s consideration of, or response to, any Target Alternative Proposal.

3.7	De-listing

The Target shall cause its securities to be de-listed from Nasdaq and de-registered under the Exchange Act as promptly as practicable following the Effective Time.

4.	TARGET SHARE PLANS AND AMENDMENT OF CONSTITUTION

4.1	The Target Equity Awards

(a)	Target Options

Each Target Option that is outstanding as of immediately prior to the Effective Time (whether or not vested) shall, as of the Effective Time, by virtue of the occurrence of the Effective Time and without any further action on the part of the holder thereof, Bidder, Bidco or Target, be cancelled and converted into the right to receive cash, without interest, in an amount equal to the product of (i) the total number of Target Shares subject to such Target Option immediately prior to the Effective Time, multiplied by (ii) the sum of (A) the Consideration minus (B) the exercise price payable per Target Share under such Target Option, which amount shall be paid in accordance with Clause 8.4 (the “Option Consideration”); provided that, if the result of such calculation provides a negative figure, no Option Consideration will be payable in respect of that Target Option. No holder of a Target Option that has an exercise price per Share that is equal to or greater than the Consideration shall be entitled to any payment with respect to any such cancelled Target Option before or after the Effective Time, and any such Target Option shall be cancelled and shall cease to exist as of the Effective Time and no consideration shall be delivered in exchange therefor.

(b)	Target RSUs

Each Target RSU Award that is outstanding as of immediately prior to the Effective Time (whether or not vested) shall, by virtue of the occurrence of the Effective Time and without any further action on the part of the holder thereof, Bidder, Bidco, or the Target, be cancelled and converted into the right to receive a cash amount, without interest, equal to (a) the total number of Target Shares subject to such Target RSU Award immediately prior to the Effective Time multiplied by (b) the Consideration, which amount shall be paid in accordance with Clause 8.4 (the “RSU Cash Consideration”).

4.2	Further Actions

Prior to the Effective Time, the Target Board (or, if appropriate, any committee thereof administering the Target Share Plans) shall take all actions, including by adopting any resolutions, obtaining any consents or approvals or otherwise, reasonably necessary to effectuate the transactions contemplated by this Clause 4. Target shall provide that, on and following the Effective Time, no holder of any Target Options or Target RSUs shall have the right to acquire any equity interest in Target (as any successor in interest) in respect thereof and each Target Benefit Plan shall terminate as of the Effective Time.

4.3	Amendment of Target Articles

Target will procure that a resolution is put to Target Shareholders at the EGM proposing that the Target Articles be amended so that any Target Shares allotted prior to the Scheme Record Time will be subject to the terms of the Scheme and any Target Shares allotted after the Scheme Record Time will be acquired by Bidco for the same Consideration per Target Share as shall be payable to Target Shareholders by Bidco under the Scheme on the basis that such Consideration shall become payable in respect of each Target Share within fourteen calendar days following the allotment of such Target Share.

5.	TARGET CONDUCT

5.1	Conduct of business by Target

(a)	At all times from the execution of this Agreement until the earlier of:

(i)	the Effective Time;

(ii)	the date, if any, on which this Agreement is terminated under Clause 9; and

(iii)

the date, if any, on which the Scheme or Takeover Offer (as the case may be) lapses or is withdrawn (provided that a switch from a Scheme to a Takeover Offer or from a Takeover Offer to a Scheme, in each case in accordance with the terms of this Agreement, shall not amount to a lapse or withdrawal for the purposes of this Clause 5.1(a)(iii)) or Bidder or Bidco otherwise announce or determine that they will not proceed with the Acquisition (whether by Scheme or Takeover Offer), except as may be required by applicable Law, or as expressly contemplated or as expressly permitted by this Agreement or the Rule 2.7 Announcement, or as Disclosed, or to the extent Bidder has given its prior written consent, Target will and will use all reasonable efforts to cause its Subsidiary to, conduct its business in the ordinary course of business consistent with the Wind-Down Process (subject to the restrictions set out in Schedule 2).

(b)	Target covenants with Bidder and Bidco in the manner set forth in Schedule 2.

5.2	Non-solicitation

(a)

Subject to any actions which Target is required to take so as to comply with the requirements of the Irish Takeover Rules, Target agrees that from the date of this Agreement neither it nor any member of the Target Group shall, and that it will use all reasonable endeavours to cause its and their respective Representatives and any person Acting in Concert with Target not to, directly or indirectly:

(i)

solicit, initiate or take any action to knowingly facilitate or knowingly encourage (including by way of furnishing non-public information to any person in connection with) the submission of any Target Alternative Proposal or any indication, proposal or inquiry that would reasonably be expected to lead to a Target Alternative Proposal, save as required to ensure compliance with Rule 20.3 and 23.1 of the Irish Takeover Rules;

(ii)

prior to receipt of any Target Alternative Proposal, enter into, continue or participate in any discussions or negotiations regarding a Target Alternative Proposal with, or, save as required by Law or Rule 20.3 of the Irish Takeover Rules, furnish any non-public information regarding Target or its Subsidiary to, or afford access to the business, properties, assets, personnel, books or records of the Target or any of its Subsidiaries to, otherwise cooperate in any way with, or knowingly assist, participate in, knowingly facilitate or knowingly encourage any effort by, any person that has made, that would reasonably be expected to make or, to the Knowledge of Target, is considering, formulating or intending on making a Target Alternative Proposal or any indication, proposal or inquiry that would reasonably be expected to lead to a Target Alternative Proposal, except to notify such person as to the existence of this Clause 5.2; or

(iii)	expressly waive, terminate, amend or modify any provision of any “standstill” or similar obligation of any person with respect to any member of the Target Group,

provided that Target will not be (A) prohibited from permitting any person to make a Target Alternative Proposal privately to the Target Board (or any committee of the Target Board) or (B) required to take, or be prohibited from taking, any action otherwise prohibited or required by sub-Clauses (i) or (ii) of this Clause 5.2(a) if the Target Board determines, in good faith (after consultation with its outside legal counsel), that failure to take such action or permit such inaction would be inconsistent with the members of the Target Board’s fiduciary duties under applicable Law.

(b)

Target shall, and will cause its Subsidiary and their respective Representatives and will use all reasonable endeavours to cause its and their Concert Parties to, immediately cease and cause to be terminated all existing discussions or negotiations with any person conducted heretofore with respect to any Target Alternative Proposal and, subject to its obligations under the Irish Takeover Rules, immediately terminate all physical and electronic dataroom access previously granted to any such person or its Representatives.

(c)

Notwithstanding the limitations set forth in Clauses 5.2(a) and (b), if Target receives a Target Alternative Proposal which did not or does not result from a breach (except in de minimis respects) of Clauses 5.2(a) and (b), Target may take any or all of the following actions:

(i)	contact the person who makes such Target Alternative Proposal (the “Proposer”) to understand the terms and conditions of any such Target Alternative Proposal;

(ii)

furnish non-public information to the Proposer and any persons Acting in Concert with the Proposer, their respective potential financing sources and Representatives (provided that all such information has previously been provided to Bidder or is provided to Bidder concurrently with the time it is provided to such person(s)), if, and only if, prior to so furnishing such information, Target receives from the Proposer an executed confidentiality agreement, or as of the date of this Agreement the Proposer is party to such a confidentiality agreement, containing terms no less restrictive on the Proposer than the terms in the Confidentiality Agreement are restrictive on Bidder and Bidco; provided, however, that if such confidentiality agreement is executed after the date of this Agreement, such confidentiality agreement will permit Target to disclose all information contemplated by Clause 5.2(d) to Bidco; and

(iii)	engage in discussions or negotiations with the Proposer (and such other persons) with respect to such Target Alternative Proposal,

provided that Target will not be permitted to take the action set forth in sub-Clauses 5.2(c)(ii) or 5.2(c)(iii) unless the Target Board has determined in good faith (after consultation with Target’s financial advisers and outside legal counsel) that such Target Alternative Proposal is, or could reasonably be expected to lead to, a Target Superior Proposal.

(d)

Subject to any actions which Target is required to take in order to comply with the Irish Takeover Rules, and provided the terms of any confidentiality agreement entered into by it with the Proposer prior to the date of this Agreement do not prohibit it from doing so (and Target has received advice from its outside legal counsel to that effect), Target will promptly (and in any event within 48 hours of receipt of any Target Alternative Proposal) notify Bidder of the receipt of any Target Alternative Proposal and will indicate the material terms and conditions (including, without limitation, price per share offered and form of consideration) of such Target Alternative Proposal to Bidder, provided, however, that Target will not be required to notify Bidder of the identity of the Proposer, and thereafter will promptly keep Bidder reasonably informed of any material change to the terms of any such Target Alternative Proposal. Subject to any obligations of Target under the Irish Takeover Rules, Target will not, and will cause its Subsidiary not to, enter into any confidentiality agreement with any person following the date of this Agreement that prohibits Target from providing such information to Bidder or complying with its obligations to Bidder under this Agreement.

(e)	Except as set forth in Clause 5.2(f) and until satisfaction of the steps set out in Clause 5.2(f), neither the Target Board nor any committee of the Target Board shall:

(i)

withdraw (or modify in any manner adverse to Bidder or Bidco), or propose publicly to withdraw (or modify in any manner adverse to Bidder or Bidco), the Scheme Recommendation or the recommendation contemplated by Clause 3.6(c)(iv), as applicable;

(ii)	fail to include the Scheme Recommendation in the Scheme Document or the Proxy Statement;

(iii)	approve, recommend or declare advisable, or propose publicly to approve, recommend or declare advisable, any Target Alternative Proposal;

(iv)

cause or allow any member of the Target Group to execute or enter into any agreement in relation to a Target Alternative Proposal, other than as contemplated by Clause 9.1(a)(ii)(B) or a confidentiality agreement referred to in Clause 5.2(c); or

(v)

fail to reaffirm the Scheme Recommendation in a statement complying with Rule 14d-9 or Rule 14e-2(a) under the Exchange Act with regard to a Target Alternative Proposal or in connection with such action by the close of business on the 10th Business Day after the commencement of such Target Alternative Proposal under Rule 14d-9 or Rule 14e-2(a),

(any of the foregoing actions in this Clause 5.2(e) being a “Target Change of Recommendation”), it being agreed that the provision by Target to Bidder or Bidco of notice or information in connection with a Target Alternative Proposal or Target Superior Proposal as required or expressly permitted by this Agreement will not, in and of itself, constitute a Target Change of Recommendation.

(f)	If the Target Board has concluded, in good faith (after consultation with its outside legal counsel and financial advisers) that:

(i)	the relevant Target Alternative Proposal constitutes a Target Superior Proposal; and

(ii)	that the failure to make a Target Change of Recommendation would be inconsistent with the Target Directors’ fiduciary duties under applicable Law,

Target will provide a written notice to Bidder (a “Superior Proposal Notice”) advising Bidder that Target has received a Target Alternative Proposal and specifying the material terms of such Target Alternative Proposal, and such other information with respect thereto required by Clause 5.2(d) and including written notice of the determination of the Target Board that such Target Alternative Proposal constitutes a Target Superior Proposal. For a period of four days following the time of delivery to Bidder of the Superior Proposal Notice (as it may be extended under the last sentence of this Clause 5.2(f), the “Notice Period”), Bidder will have the opportunity to discuss in good faith the terms and conditions of this Agreement and the Transactions, including an increase in, or modification of, the Consideration, and such other terms and conditions such that the relevant Target Alternative Proposal no longer constitutes a Target Superior Proposal (a “Revised Acquisition”). If, following the expiration of such Notice Period, the Target Board has determined in good faith (after consultation with its outside legal counsel and financial advisers) that the relevant Target Alternative Proposal continues to constitute a Target Superior Proposal, taking into account all changes proposed in writing by Bidder during the Notice Period, the Target Board will provide a further written notice to Bidder to such effect (a “Final Recommendation Change Notice”). If, during the Notice Period any material revision is made to the financial terms or other material terms and conditions of the relevant Target Alternative Proposal in writing, Target shall, promptly following each such revision, deliver a new Superior Proposal Notice to Bidder and comply with the requirements of this Clause 5.2(f) with respect to such new Superior Proposal Notice, except that the Notice Period will be the greater of two Business Days and the amount of time remaining in the initial Notice Period. Notwithstanding any Final Recommendation Change Notice, unless this Agreement has been terminated in accordance with Clause 9, the Target shall hold the Court Meeting and the EGM in accordance with Clause 3.1 for the purposes of obtaining the approval of the Resolutions by the requisite majorities of Target Shareholders, and nothing contained herein shall be deemed to relieve the Target of such obligation.

(g)

Nothing contained in this Agreement will prohibit or restrict Target, the Target Board or any committee of the Target Board from making any disclosure to Target Shareholders required by Law or which, in the good faith opinion of the Target Board (after consultation with its outside legal counsel), is required in order to discharge the Target Board’s fiduciary duties, provided that, to the extent any such disclosure is made which constitutes a Target Change of Recommendation the relevant provisions of this Clause 5 shall apply.

6.	REPRESENTATIONS AND WARRANTIES

6.1	Bidder and Bidco representations and warranties

Bidder and Bidco hereby undertake, represent and warrant to Target as follows:

(a)	Bidder and Bidco are each duly incorporated and validly existing under the laws of their respective jurisdictions of incorporation;

(b)	Bidder and Bidco each have the requisite power and authority to enter into this Agreement, to publish the Rule 2.7 Announcement and to consummate the Transactions contemplated hereby;

(c)	this Agreement is binding on Bidder and Bidco in accordance with its terms;

(d)	the execution and delivery of, and performance of its obligations under this Agreement will not:

(i)	result in a breach of any provision of the Organisational Documents of Bidder or Bidco;

(ii)

result in a breach of, or default under, any material Contract to which Bidder or Bidco is a party or by which Bidder or Bidco is bound, except as would not reasonably be expected to have, individually or in the aggregate, a Bidder Material Adverse Effect;

(iii)	result in a breach of any order, judgment or decree of any court or Relevant Authority to whose jurisdiction Bidder or Bidco is subject; or

(iv)

require any action by or in respect of Clearances of or filings with any Governmental Entity other than in connection with or in compliance with (A) the provisions of the Act, (B) the Takeover Panel Act and the Takeover Rules, (C) the Securities Act, (D) the Exchange Act, (E) the HSR Act, if necessary, (F) any applicable requirements of other Antitrust Laws of any Specified Jurisdiction, if necessary, and (G) any applicable requirements of the Nasdaq, the absence of which has not had and would not reasonably be expected to have, individually or in the aggregate, a Bidder Material Adverse Effect.

(e)

The information relating to Bidder, Bidco and the Bidder Group and their respective directors, officers and employees to be contained in the Rule 2.7 Announcement, the Scheme Document, the Proxy Statement and, if applicable, the Takeover Offer Documents (including in each case any amendments or supplements thereto) and any other documents filed with or furnished to the High Court or under the Act and/or the Irish Takeover Rules, in connection with this Agreement will not, on the date the Rule 2.7 Announcement, the Proxy Statement, the Scheme Document or the Takeover Offer Documents or such other documents, as applicable, are first despatched or disseminated to Target Shareholders, at the time of the Scheme Meeting and the EGM and at the time of filing of any such documents before the High Court, contain any untrue statement of any material fact, or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not false or misleading at the time and in light of the circumstances under which such statement is made. The parts of the Rule 2.7 Announcement, the Proxy Statement, the Scheme Document (including in each case any amendments or supplements thereto), any documents filed with the High Court and any related filings for which the directors of Bidder and Bidco are responsible under the Irish Takeover Rules, the Act and/or applicable Law will comply in all material respects with the requirements of the Irish Takeover Rules, the Act and relevant applicable Laws.

(f)

So far as each of Bidder and Bidco are aware having made reasonable enquiries as at the date of this Agreement, none of Bidder, Bidco, any member of the Bidder Group or any person Acting in Concert with Bidder or Bidco has any interest in Target Shares.

(g)

From the date of this Agreement to and including the Completion (or if earlier, the termination of this Agreement pursuant to and in accordance with Clause 9), Bidder and Bidco shall have, at all times (without duplication), sufficient cash, available lines of credit or other sources of immediately available and cleared funds to enable Bidder and Bidco to make all required payments of Consideration payable on Completion of the Transactions.

(h)

Notwithstanding anything contained in this Agreement to the contrary, the obligations of Bidder and Bidco under this Agreement, including their obligations to consummate the Transaction, are not conditioned in any manner upon the Bidder and/or Bidco obtaining any financing.

(i)

As of the date of this Agreement, there is no Proceeding pending or, to the knowledge of Bidder, threatened in writing against or affecting Bidder, any of its Subsidiaries, any present or former officers, directors or employees of Bidder or any of its Subsidiaries in their respective capacities as such, or any of the respective properties or assets of Bidder or any of its Subsidiaries, before (or, in the case of threatened Proceedings, that would be before) any Governmental Entity (i) that has been or would reasonably be expected to have, individually or in the aggregate, a Bidder Material Adverse Effect or (ii) that would in any manner challenge or seek to prevent, enjoin or alter any of the other Transactions. As of the date of this Agreement, there is no Order outstanding or, to the knowledge of Bidder, threatened in writing against or affecting Bidder, any of its Subsidiaries, any present or former officers, directors or employees of Bidder or any of its Subsidiaries in their respective capacities as such, or any of the respective properties or assets of any of Bidder or any of its Subsidiaries, that has been or would reasonably be expected to have, individually or in the aggregate, a Bidder Material Adverse Effect.

6.2	Target representations and warranties

Except as Disclosed (it being agreed that disclosure of any item in any clause of the Target Disclosure Schedule shall be deemed disclosure with respect to any other sub-Clause of this Clause 6.2 to which the relevance of such item is reasonably apparent on its face), Target represents and warrants to Bidder and Bidco as follows:

Qualification, Organisation, Subsidiaries etc.

(a)

Each of Target and its Subsidiary (i) is a legal entity duly organised, validly existing and, where relevant, in good standing under the Laws of its jurisdiction of organisation (except to the extent such concept is not applicable under applicable Law of such entity’s jurisdiction of incorporation or organisation, as applicable), (ii) has all requisite corporate or similar power and authority to own, lease and operate its properties and assets and to carry on its business as presently conducted and (iii) is duly qualified and licensed to do business and is in good standing as a foreign corporation in each jurisdiction where the ownership, leasing or operation of its assets or properties or conduct of its business requires such qualification, except in the case of clauses (ii) and (iii), where the failure to be so qualified or, where relevant, in good standing, or to have such power or authority, has not had and would not reasonably be expected to have, individually or in the aggregate, a Target Material Adverse Effect.

(b)

Target has filed with the SEC, prior to the date of this Agreement, a complete and accurate copy of the Target Articles as amended to the date hereof. The Target Articles are in full force and effect and Target is not in violation of the Target Articles. Target has made available to Bidder true and complete copies of the minutes (or, in the case of draft minutes, the most recent drafts thereof as of the date of this Agreement) of all meetings of Target’s shareholders, the Target Board and each committee of the Target Board held between the Separation Date and April 1, 2025.

(c)

All the issued and outstanding shares or shares of capital stock of, or other equity interests in, the Target’s Subsidiary have been validly issued and are fully paid and non-assessable and are owned directly by Target free and clear of all Encumbrances, other than Target Permitted Encumbrances, and free of pre-emptive rights, rights of first refusal, subscription rights or similar rights of any person and transfer restrictions (other than transfer restrictions under applicable Law or under the organizational documents of the Subsidiary). Except in respect of its Subsidiary, Target does not own, directly or indirectly, any shares, shares of capital stock or other equity or voting interests in, or any interest convertible into, exercisable or exchangeable for any of the foregoing, nor is it under any current or prospective obligation to form or participate in, provide funds to, make any loan, capital contribution, guarantee, credit enhancement or other investment in, or assume any liability or obligation of, any person.

Capital.

(d)

The authorised capital of Target consists of €25,000 and US$5,000,000 divided into (i) 450,000,000 ordinary shares, nominal value $0.01 per share (the “Target Shares”), (ii) 50,000,000 preferred shares, nominal value $0.01 per share (“Target Preferred Shares”) and (iii) 25,000 deferred ordinary shares, nominal value €1.00 per share (“Target Deferred Shares”). As of the close of business on August 18, 2025 (the “Target Capitalisation Date”), (A) 17,324,771 Target Shares were issued and outstanding, (B) (i) no Target Shares were held in treasury and (ii) no Target Shares were held by the Subsidiary, (C) 3,307,286 Target Shares were reserved for issuance pursuant to the Target Equity Awards (the “Target Equity Shares”), and (D) no Target Preferred Shares or Target Deferred Shares were issued or outstanding. All the outstanding Target Shares are, and all Target Shares reserved for issuance as noted above shall be, when issued in accordance with the respective terms thereof, duly authorised, validly issued, fully paid and non-assessable and free of pre-emptive rights (other than any statutory pre-emptive rights granted under the Act). As of the Effective Date, the Target Board (or, if appropriate, any committee thereof administering the Target Share Plans) has taken all actions, including by adopting any resolutions, obtaining any consents or approvals or otherwise, reasonably necessary to effectuate the transactions contemplated by Clause 4 of this Agreement.

(e)

Except as set forth in Clause 6.2(d) above, as of the date hereof: (A) Target does not have any shares of capital in issue or outstanding other than Target Shares that have become outstanding after the Target Capitalisation Date, but were reserved for issuance as set forth in Clause 6.2(d) above, and (B) below except as disclosed in the Target Disclosure Schedule, there are no outstanding subscriptions, options, warrants, puts, calls, exchangeable or convertible securities or other similar rights, agreements or commitments relating to the issuance of shares of capital to which Target or the Subsidiary is a party obligating Target or the Subsidiary to:

(i)

issue, transfer or sell any shares in the capital or other equity interests of Target or the Subsidiary or securities convertible into or exchangeable for such shares or equity interests (in each case other than to Target or its Subsidiary);

(ii)	grant, extend or enter into any such subscription, option, warrant, put, call, exchangeable or convertible securities or other similar right, agreement or commitment;

(iii)	redeem or otherwise acquire any such shares in its capital or other equity interests; or

(iv)

provide a material amount of funds to, or make any material investment (in the form of a loan, capital contribution or otherwise) in, any Subsidiary that is not wholly owned by Target or the Subsidiary.

(f)

Neither Target nor its Subsidiary has outstanding bonds, debentures, notes or other similar obligations, the holders of which have the right to vote (or which are convertible into or exercisable for securities having the right to vote) with the Target Shareholders on any matter.

(g)

There are no voting trusts or other agreements or understandings to which Target or its Subsidiary is a party with respect to the voting of the shares in the capital or other equity interest of Target or its Subsidiary.

(h)

Clause 6.2(h) of the Target Disclosure Schedule sets forth a true and complete list of each Target Option, Target RSU Awards or Target Equity Award (as applicable) outstanding as of the Target Capitalisation Date that includes (A) the number of Target Shares underlying such Target Option, Target RSU Awards or Target Equity Award (as applicable) (B) the exercise price of each such Target Option, and (C) the vesting schedule of each such Target Option, Target RSU Awards and Target Equity Award that is unvested as of such date (including any acceleration provisions thereof).

Corporate Authority Relative to this Agreement; No Violation.

(i)

Target has all requisite corporate power and authority to enter into this Agreement and, subject (in the case of this Agreement) to receipt of the Target Shareholder Approval, to consummate the transactions contemplated hereby and thereby, including the Acquisition. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby and thereby have been duly and validly authorised by the Target Board and, except for (A) the Target Shareholder Approval and

(B) the filing of the required documents and other actions in connection with the Scheme with, and the receipt of the required approval of the Scheme by, the High Court, no other corporate proceedings on the part of Target are necessary to authorise the consummation of the transactions contemplated hereby and thereby. On or prior to the date hereof, the Target Board has determined that the transactions contemplated by this Agreement are fair to and in the best interests of Target and the Target Shareholders and has adopted a resolution to make, subject to Clause 5.2 and to the obligations of the Target Board under the Takeover Rules, the Scheme Recommendation and the recommendation contemplated by Clause 3.6(c)(iii). This Agreement has been duly and validly executed and delivered by Target and, assuming this Agreement constitutes the valid and binding agreement of the Bidder and Bidco, constitutes the valid and binding agreement of Target, enforceable against Target in accordance with its terms.

(j)

Other than in connection with or in compliance with (A) the provisions of the Act, (B) the Takeover Panel Act and the Irish Takeover Rules, (C) the Securities Act, (D) the Exchange Act, (E) the HSR Act, if necessary, (F) any applicable requirements of other Antitrust Laws of any Specified Jurisdiction, if necessary, (G) any applicable requirements of the Nasdaq and (H) the other Clearances set forth on Clause 6.2(j) of the Target Disclosure Schedule, no authorisation, consent or approval of, or filing with, any Relevant Authorities is necessary, under applicable Law, for the consummation by Target of the transactions contemplated by this Agreement, except for such authorisations, consents, approvals or filings that, if not obtained or made, would not reasonably be expected to have, individually or in the aggregate, a Target Material Adverse Effect. No power capable of being exercised under Articles 17.1-17.4 or 190 of the articles of association of Target has been exercised.

(k)

The execution and delivery by Target of this Agreement do not, and, except as described in Clause 6.2(j), the consummation of the transactions contemplated hereby and compliance with the provisions hereof will not, (A) result in any violation or breach of, or default or change of control (with or without notice or lapse of time, or both) under, or give rise to a right of, or result in, termination, modification, cancellation or acceleration of any material obligation or to the loss of a material benefit under any loan, guarantee of indebtedness or credit agreement, note, bond, mortgage, indenture, lease, agreement, contract, instrument, permit, concession, franchise, right or license binding upon Target or the Subsidiary or result in the creation of any Encumbrances or any other material obligations, losses or grants of rights upon any of the properties, rights or assets of Target or the Subsidiary, other than Target Permitted Liens, or of Bidder or any of Bidder’s subsidiaries, (B) conflict with or result in any violation of any provision of the Organisational Documents of Target (including the Target Articles) or the Subsidiary or (C) conflict with or violate any Laws applicable to Target or the Subsidiary or any of their respective properties or assets, other than, in the case of Sub-Clauses (A) and (C), any such violation, conflict, default, termination, cancellation, acceleration, right, loss or lien that would not reasonably be expected to have, individually or in the aggregate, a Target Material Adverse Effect.

Reports and Financial Statements.

(l)

Since the First Filing Date through the date of this Agreement, Target has filed or furnished all forms, documents and reports (including exhibits and other information incorporated therein) required to be filed or furnished prior to the date hereof by it with the SEC (the “Target SEC Documents”). As of their respective dates, or, if amended, as of the date of the last such amendment, the Target SEC Documents complied in all material respects with the requirements of the Securities Act, the Exchange Act and the Sarbanes-Oxley Act of 2002, as amended (the “Sarbanes-Oxley Act”), as the case may be, and the applicable rules and regulations promulgated thereunder, and none of the Target SEC Documents contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made not misleading.

(m)	As of the date of this Agreement, there are no outstanding or unresolved comments in the comment letters received from the SEC staff with respect to Target SEC Documents. To the knowledge of

Target, none of Target SEC Documents is subject to ongoing review or outstanding SEC comment or investigation.

(n)

Except as set forth on Clause 6.2(n) of the Target Disclosure Schedule, Target has not received any comment letter from the SEC or the staff thereof or any correspondence from Nasdaq or the staff thereof relating to the delisting or maintenance of listing of Target Shares on Nasdaq. Target has not disclosed any unresolved comments in the Target SEC Documents. Target is in compliance in all material respects with the applicable listing and other rules and regulations of Nasdaq.

(o)

There have been no formal internal investigations regarding financial reporting or accounting policies and practices discussed with, reviewed by or initiated at the direction of the chief executive officer, chief financial officer, or general counsel of Target, the Target Board or any committee thereof, other than ordinary course audits or reviews of accounting policies and practices or internal controls required by the Sarbanes-Oxley Act.

(p)

The consolidated financial statements (including all related notes and schedules) of Target included in the Target SEC Documents when filed complied as to form in all material respects with the applicable accounting requirements and the published rules and regulations of the SEC with respect thereto in effect at the time of such filing and fairly present in all material respects the consolidated financial position of Target and its Subsidiary, as at the respective dates thereof, and the consolidated results of their operations and their consolidated cash flows for the respective periods then ended (subject, in the case of the unaudited statements, to normal year-end audit adjustments and to any other adjustments described therein, including the notes thereto) in conformity with U.S. GAAP (except, in the case of the unaudited statements, to the extent permitted by the SEC) applied on a consistent basis during the periods involved (except as may be indicated therein or in the notes thereto). The books and records of Target and its Subsidiaries have been, and are being, maintained in all material respects in accordance with applicable Law (including any applicable legal and accounting requirements) and reflect only actual transactions.

Internal Controls and Procedures.

(q)

Target has established and maintains disclosure controls and procedures and internal control over financial reporting (as such terms are defined in paragraphs (e) and (f) respectively, of Rule 13a-15 under the Exchange Act) as required by Rule 13a-15 under the Exchange Act. Target’s disclosure controls and procedures are reasonably designed to ensure that all material information required to be disclosed by Target in the reports that it files or furnishes under the Exchange Act is recorded, processed, summarised and reported within the time periods specified in the rules and forms of the SEC. Target’s internal control over financial reporting is effective in providing reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with U.S. GAAP and includes policies, procedures and agreements that (a) pertain to the maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of the assets of Target, (b) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with U.S. GAAP, and that receipts and expenditures of Target are being made only in accordance with authorisations of management and directors of Target, and (c) provide reasonable assurance regarding prevention or timely detection of unauthorised acquisition, use or disposition of Target’s assets that could have a material effect on its financial statements.

No Undisclosed Liabilities.

(r)

Except (i) as disclosed, reflected or reserved against in Target’s consolidated balance sheet (or the notes thereto) as of December 31, 2024 included in the Target SEC Documents filed or furnished on or prior to the date hereof, (ii) for liabilities incurred in the ordinary course of business since December 31, 2024 or in connection with the Wind-Down Process, (iii) as expressly permitted or contemplated by this Agreement, (iv) for liabilities which have been discharged or paid in full in the ordinary course of business or in connection with the Wind-Down Process and (v) for performance under Contracts binding upon Target or its Subsidiary, neither Target nor its Subsidiary has any liabilities of any nature, whether or not accrued, contingent or otherwise, other than those which, individually or in the aggregate, have not had and would not reasonably be expected to have a Target Material Adverse Effect. Neither Target nor its Subsidiary are, or since the Separation Date have been, party to any “off balance sheet arrangements” (as defined in Item 303(a) of Regulation S-K promulgated by the SEC).

Compliance with Law; Permits.

(s)

Target and the Subsidiary are in compliance with and are not in default under or in violation of any Laws applicable to Target, the Subsidiary or any of their respective properties or assets, except where such non-compliance, default or violation has not had and would not reasonably be expected to have, individually or in the aggregate, a Target Material Adverse Effect.

(t)

Target and the Subsidiary are in possession of all franchises, grants, authorisations, licenses, permits, easements, variances, exceptions, consents, certificates, approvals and orders of any Relevant Authority necessary for Target and the Subsidiary to own, lease and operate their properties and assets or to carry on their businesses as they are now being conducted (the “Target Permits”), except where the failure to have any of the Target Permits has not had and would not reasonably be expected to have, individually or in the aggregate, a Target Material Adverse Effect. All Target Permits are in full force and effect, except where the failure to be in full force and effect has not had and would not reasonably be expected to have, individually or in the aggregate, a Target Material Adverse Effect.

(u)

Notwithstanding the foregoing, no representation or warranty shall be deemed to be made in these sub-Clauses (s) to (u) in respect of the matters referenced in sub-Clause (q), sub-Clauses (jj) to (mm), or sub-Clauses (fff) to (iii), or in respect of environmental, Tax, employee benefits or labour Law matters.

Environmental Laws and Regulations.

(v)

Except as has not had, individually or in the aggregate, a Target Material Adverse Effect: (a) since the Separation Date, no notice, notification, demand, request for information, citation, summons or order has been received, no complaint has been filed, no penalty has been assessed, and no Action is pending or, to the knowledge of Target, threatened by any Relevant Authority or other person relating to Target or its Subsidiary that relates to, or arises under, any Environmental Law, Environmental Permit or Hazardous Substance; and (b) Target and its Subsidiary are, and since the Separation Date have been, in compliance with all Environmental Laws and all Environmental Permits and hold all Environmental Permits required under any Environmental Law. Target has no liability under any Environmental Law which will result or would reasonably be expected to result in a Target Material Adverse Effect.

Employees and Employee Benefit Plans.

(w)

Clause 6.2(w) of the Target Disclosure Schedule sets forth a true and complete list as of the date of this Agreement of each material Target Benefit Plan. For each material Target Benefit Plan, Target has made available to Bidder a copy of such plan (or a description, if such plan is not written) and all material amendments thereto, together with a copy of (if applicable) (i) any related trust, insurance or other funding arrangement, (ii) the most recent summary plan description and summary of material modifications, (iii) the most recently filed annual report on IRS Form 5500, (iv) the most recent determination or opinion letter from the IRS, (v) the most recently prepared actuarial reports and financial statements in connection with each such Target Benefit Plan, and (vi) all material correspondence relating thereto received from or provided to the Department of Labor, the PBGC, the IRS or any other Relevant Authority during the past year.

(x)

No member of the Target Group sponsors, maintains, administers or contributes to (or has any obligation to contribute to), or has, during the last three years, sponsored, maintained, administered or contributed to (or had any obligation to contribute to), any plan subject to Title IV of ERISA, including any multiemployer plan, as defined in Section 3(37) of ERISA, or incurred any liability under Title IV of ERISA that has not been paid in full.

(y)

Each Target Benefit Plan that is intended to be qualified under Section 401(a) of the Code has received a favourable determination or opinion letter from the IRS or has applied to the IRS for such a letter within the applicable remedial amendment period or such period has not expired, to the effect that such Target Benefit Plan is qualified and the plans and trusts related thereto are exempt from federal income Taxes under Sections 401(a) and 501(a), respectively, of the Code, and, to the knowledge of Target, no circumstances exist that would reasonably be expected to result in any such letter being revoked.

(z)

Except as has not had, individually or in the aggregate, a Target Material Adverse Effect, (i) each Target Benefit Plan has been maintained in compliance in all material respects with its terms and all applicable Law, including ERISA and the Code, and (ii) each Target Benefit Plan which is required to be funded is funded in all material respects in accordance with its terms and all applicable Laws and generally accepted actuarial principles and practices. No claim (other than routine claims for benefits), action, suit, investigation or proceeding (including an audit) is pending against or, to Target’s knowledge, is threatened against, any Target Benefit Plan before any Governmental Entity, including the IRS, the Department of Labor or the PBGC.

(aa)

Except as provided under this Agreement or pursuant to applicable Law, or disclosed in the Target Disclosure Schedule, with respect to each director, officer, employee or other service provider (including each former director, officer, employee or other service provider) of the Target Group, the consummation of the Transactions contemplated by this Agreement will not, either alone or together with any other event: (i) entitle any such individual to any payment or benefit, including any bonus, retention, severance, retirement or job security payment or benefit, (ii) accelerate the time of payment or vesting or trigger any payment or funding (through a grantor trust or otherwise) of compensation or benefits under, or increase the amount payable or trigger any other obligation under, any Target Benefit Plan, (iii) contractually limit or restrict the right of any member of the Target Group or, after the Completion, any member of the Bidder Group to merge, amend or terminate any Target Benefit Plan or (iv) result in the payment of any “excess parachute payment” (as defined in Section 280G(b)(1) of the Code).

(bb)

No member of the Target Group has any current or projected liability for, and no Target Benefit Plan provides or promises, any post-employment or post-retirement medical, dental, disability, hospitalization, life or similar welfare-type benefits (whether insured or self-insured) to any director, officer, or employee (including any former director, officer, or employee) of the Target Group (other than coverage mandated by applicable Law (including Section 4980B of the Code), coverage for which the individual pays the full cost, or coverage through the end of the month in which the individual’s employment terminates).

(cc)	No member of the Target Group has any obligation to gross-up, indemnify or otherwise reimburse any person for any Tax incurred by such person under Section 409A or 4999 of the Code.

(dd)

Each Target Benefit Plan that constitutes in any part a nonqualified deferred compensation plan within the meaning of Section 409A of the Code has been operated and maintained in all material respects in operational and documentary compliance with Section 409A of the Code and applicable guidance thereunder. No payment to be made under any Target Benefit Plan is, or to the knowledge of Target, will be, subject to the penalties of Section 409A(a)(1) of the Code.

(ee)

With respect to any Target Benefit Plan for the benefit of Target Employees or dependents thereof who perform services or who are employed outside of the United States subject to the Laws of a jurisdiction other than the United States (a “Non-U.S. Plan”), except as has not had, individually or in the aggregate, aTarget Material Adverse Effect: (i) if required to have been approved by any non-U.S.

Relevant Authority (or permitted to have been approved) to obtain any beneficial Tax status, such Non-U.S. Plan has been so approved or timely submitted for approval; no such approval has been revoked (nor, to the knowledge of Target, has revocation been threatened) and no event has occurred since the date of the most recent approval or application therefor that is reasonably likely to affect any such approval or increase the costs relating thereto; (ii) if required to be funded and/or book reserved, such Non-U.S. Plan is fully funded and/or book reserved, as appropriate, based upon reasonable actuarial assumptions; (iii) no material liability exists or reasonably could be imposed upon the assets of the Target Group by reason of such Non-U.S. Plan; and (iv) the financial statements of such Non-U.S. Plan (if any) accurately reflect such Non-U.S. Plan’s liabilities.

Absence of Certain Changes or Events.

(ff)

Since December 31, 2024, through the date of this Agreement, other than with respect to the transactions contemplated by this Agreement and the implementation of the Wind-Down Process, the businesses of Target and its Subsidiary have been conducted, in all material respects, in the ordinary course of business consistent with past practice. Since December 31, 2024, there has not been any event, development, occurrence, state of facts or change that has had, or would reasonably be expected to have, individually or in the aggregate, a Target Material Adverse Effect.

(gg)	Since June 30, 2025, through the date of this Agreement, Target has conducted its business in accordance with the Wind-Down Process, and during such period there has not been:

(i)

except for any transactions under the Target Share Plans, any declaration, setting aside, accrual or payment of any dividend on, or making of any other distribution (whether in cash, shares, equity securities or property) in respect of, any shares of Target (except for shares of Target from terminated employees, directors or consultants of Target);

(ii)

any split, combination or reclassification of any shares of Target or any issuance or the authorization of any issuance of any other securities in respect of, in lieu of or in substitution for shares of Target;

(iii)

any change in accounting methods, principles or practices by Target (other than any immaterial change thereto), except as required (A) by GAAP (or any authoritative interpretation thereof), including pursuant to standards, guidelines and interpretations of the Financial Accounting Standards Board or any similar organization or (B) by Law, including Regulation S-X promulgated under the Securities Act;

(iv)

any sale, lease (as lessor), exclusive license or other disposition of (including through any “spin-off”), or pledge, encumbrance or other Encumbrance imposed upon (other than a Permitted Encumbrance), any properties or assets (other than Intellectual Property) that are material, individually or in the aggregate, to Target except (A) sales or other dispositions of inventory and excess or obsolete properties or assets in the ordinary course of business, (B) pursuant to Contracts to which Target is a party made available to Bidder and in effect prior to June 30, 2025 and (C) in accordance with the Wind-Down Process;

(v)

except as set forth on Clause 6.2(gg)(v) of the Target Disclosure Schedule, any sale, assignment, lease, exclusive license, transfer or other disposition of, pledge, encumbrance or other Encumbrance imposed upon (other than a Permitted Encumbrance), or permitting to lapse or abandonment of, any Intellectual Property Rights owned by Target that is material, individually or in the aggregate, to Target;

(vi)

any acquisition, in a single transaction or a series of related transactions, whether by merging or consolidating with, or by purchasing an equity interest in or a portion of the assets of, or by any other similar manner, any business or any corporation, partnership, limited liability company, joint venture, association or other business organization or division thereof or any other person (other than Target);

(vii)

in each case with respect to Target or any of its Subsidiaries: any filing of or change to a material Tax election, any change to an annual Tax accounting period or any adoption of or change to a material method of Tax accounting, any filing of an amended material Tax Return, any failure to timely file any material Tax Return required to be filed (taking into account extensions obtained in the ordinary course of business) or pay any material amount of Taxes that is due and owing by Target or any of its Subsidiaries, any entry into a closing agreement within the meaning of Section 7121 of the Code (or any similar provision of state, local or foreign Law), any settlement or compromise of a material Tax liability or refund, any consent to any extension or waiver of any limitation period with respect to any material claim or assessment for Taxes (excluding extensions of time to file Tax Returns obtained in the ordinary course of business), any grant of any power of attorney with respect to material Taxes, or any entry into any Tax Sharing Agreement;

(viii)

any Contract to which Target or its Subsidiaries are a party that (A) materially restricts the ability of Target or its Affiliates, including following the Completion, Bidder and its Affiliates (other than in the case of Bidder and its Affiliates, due to the operation of Contracts to which Bidder or any of its Affiliates is a party prior to the Completion) to compete in any business or with any person in any geographical area, (B) requires Target or its Affiliates, including following the Completion, Bidder and its Affiliates (other than, in the case of Bidder and its Affiliates, due to the operation of Contracts to which Bidder or any of its Affiliates is a party prior to the Completion) to conduct any business on a “most favored nations” basis with any third party in any material respect, (C) grants a third party development (other than solely for or on behalf of Target or its Affiliates), marketing or distribution rights with respect to Target’s products, (D) requires Target or its Affiliates to purchase a minimum quantity of goods or supplies relating to any Target product in favor of any third party, or (E) obligates Target or its Affiliates to purchase or otherwise obtain any product or service exclusively from any third party or sell any product or service exclusively to any third party;

(ix)

any Contract to which Target or its Subsidiaries are a party with any academic institution or Governmental Entity that provides for the provision of funding to Target or its Subsidiaries for research and development activities involving the creation of any material Intellectual Property Rights for Target or its Subsidiaries in respect of any Target product;

(x)

any Contract to which Target or its Subsidiaries are a party, other than with respect to any partnership that is wholly owned by Target, that relates to the formation, creation, operation, management or control of any legal partnership or any joint venture entity pursuant to which Target or its Subsidiaries have an obligation (contingent or otherwise) to make a material investment in or material extension of credit to any person;

(xi)

any Contract between Target or its Subsidiaries and any Governmental Entity, except for clinical study agreements, sponsored research agreements, materials transfer agreements and non-disclosure agreements entered into in the ordinary course of business;

(xii)	any settlement or compromise of, or written offer or proposal to settle or compromise, any Proceeding involving or against Target or its Subsidiaries;

(xiii)

except as required pursuant to the terms of any Target Share Plan in effect as of December 31, 2024, (A) any granting to any director or employee of Target of any increase in compensation, bonus, severance or termination pay, or (B) any entry by Target into any employment, consulting, severance or termination agreement with any director or any employee; in any such case of (A) or (B), other than as disclosed in Target SEC Documents or this Clause 6.2(gg)(xiii) of Target Disclosure Schedule; or

(xiv)	any agreement on the part of Target or its Subsidiaries to do any of the foregoing.

Investigations; Litigation.

(hh)

(i) There is no investigation or review pending (or, to the knowledge of Target, threatened) by any Relevant Authority with respect to Target or the Subsidiary or any of their respective properties, rights or assets, and (ii) there are no claims, actions, suits or proceeding pending (or, to the knowledge of Target, threatened) against Target or the Subsidiary or any of their respective properties, rights or assets before, and there are no orders, judgments or decrees of, any Relevant Authority.

Information Supplied

(ii)

The information relating to Target and its Subsidiary to be contained in the Scheme Document, the Proxy Statement and any other documents filed or furnished with or to the High Court, the SEC or pursuant to the Act and the Takeover Rules in each case in connection with the Acquisition will not, on the date the Proxy Statement (and any amendment or supplement thereto) is first posted to Target Shareholders or at the time of the Scheme Meeting, contain any untrue statement of any material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, at the time and in light of the circumstances under which they were made, not false or misleading. The Proxy Statement and any related documents will comply in all material respects as to form with the requirements of the Exchange Act and the rules and regulations promulgated thereunder. The parts of the Scheme Document and any related documents for which the Target Directors are responsible under the Takeover Rules and any related filings for which the Target Directors are responsible under the Takeover Rules will comply in all material respects as to form with the requirements of the Takeover Rules and the Act. Notwithstanding the foregoing provisions of this Clause 6.2(ii), no representation or warranty is made by Target with respect to information or statements made or incorporated by reference in the Proxy Statement which was not supplied by or on behalf of Target.

Regulatory Matters.

(jj)

Except as set forth on Clause 6.2(jj) of the Target Disclosure Schedule, (i) each of Target and its Subsidiary is in material compliance and since the Separation Date has been in material compliance with all applicable Health Laws and any implementing regulations, and, as applicable, those requirements relating to Good Manufacturing Practice, Good Laboratory Practice, Good Clinical Practice, Good Pharmacovigilance Practice, and any comparable and applicable state and foreign applicable Laws and (ii) to the knowledge of Target, neither Target nor its Subsidiary has received any written communication or has been subject to any Action (other than routine FDA inspections) since the Separation Date from a Relevant Authority that alleges that it is not in compliance with any Health Laws, except in the case of the immediately foregoing clauses (i) and (ii) where any noncompliance has not had, individually or in the aggregate, a Target Material Adverse Effect. Except as set forth on Clause 6.2(jj) of the Target Disclosure Schedule, neither Target nor its Subsidiary is party to and has any ongoing obligations pursuant to or under any corporate integrity agreements, deferred prosecution agreements, monitoring agreements, consent decrees, settlement orders, plans of correction or similar agreements with or imposed by any Governmental Entity.

(kk)

To the knowledge of Target, each of Target and its Subsidiary has, maintains and is operating in material compliance with all Consents of the FDA, EMA and comparable Governmental Entities which are required for the conduct of Target’s business (collectively, the “Target Health Care Permits”), and all such Target Health Care Permits are valid, subsisting and in full force and effect, except where the failure to have, maintain or operate in compliance with the Target Health Care Permits has not had, individually or in the aggregate, a Target Material Adverse Effect.

(ll)

Neither Target nor its Subsidiary has had any product or manufacturing site subject to a Relevant Authority (including FDA or EMA) shut down or import or export prohibition, and has not received any FDA Form 483 or other Relevant Authority notice of inspectional observations, “warning letters,” “untitled letters” or written requests or requirements to make changes to a Target product, or similar correspondence or written notice from the FDA, EMA or other Relevant Authority alleging or asserting material noncompliance with any applicable Health Laws, Target Care Permit or such requests or requirements of a Governmental Entity.

(mm)

(i) The clinical, pre-clinical and other studies and tests conducted by or on behalf of or sponsored by any of Target and its Subsidiary or in which any of Target and its Subsidiary, or any of Target products have participated were, and if still pending are, being conducted in accordance with all applicable Laws, including, but not limited to, the FDCA, the PHSA, and their applicable implementing regulations, and (ii) FDA has not placed any IND filed by or on behalf of Target or its Subsidiary, or clinical studies under such IND on clinical hold, or otherwise delayed, suspended, or terminated, any such IND or clinical study, and neither FDA, any applicable foreign Governmental Entity, nor any Review Board has commenced, or, to the knowledge of Target, threatened to commence, any action to place on clinical hold, or otherwise delay, suspend, or terminate, any proposed or ongoing clinical investigation conducted or proposed to be conducted by or on behalf of Target or its Subsidiary.

Tax Matters.

(nn)

All Tax Returns that were required to be filed by the Target or its Subsidiary have been timely filed (taking into account any extension of time within which to file), and all such Tax Returns are true, correct and complete in all material respects.

(oo)

Target and its Subsidiary, within the time and manner prescribed by applicable Law, have paid all Taxes required to be paid by any of them, including any Taxes required to be withheld from amounts owing to any employee, creditor, or third party (in each case, whether or not shown on any Tax Return), except with respect to matters being contested in good faith through appropriate proceedings or for which adequate reserves have been established in accordance with U.S. GAAP on the financial statements of the Target and its Subsidiary;

(pp)

All Taxes due and payable by Target or its Subsidiary have been adequately provided for, in accordance with U.S. GAAP, in the financial statements of Target and its Subsidiary for all periods ending on or before the date of such financial statements.

(qq)

Neither the Target and its Subsidiary is or has never been resident for Tax purposes in any jurisdiction other than the country of its respective formation, and do not have, and have never had any permanent establishment or other taxable presence in any jurisdiction other than the country of its formation.

(rr)

No claim has been made in writing by any Relevant Authority, nor, to the Target’s knowledge, are any such claims pending or threatening to occur, in a jurisdiction where the Target or its Subsidiary does not file Tax Returns that such Person is or may be subject to taxation by that jurisdiction.

(ss)

None of Target or its Subsidiary is or has been a party to any “listed transaction”, as defined in Section 6707A(c)(2) of the Code and Treasury Regulation Section 1.6011-4(b)(2), or any similar provision of state, local or non-U.S. law.

(tt)

Neither Target nor its Subsidiary has constituted a “distributing corporation” or a “controlled corporation” (within the meaning of Section 355(a)(1)(A) of the Code) in a distribution of stock intended to qualify for tax-free treatment under Section 355 of the Code (or any similar provision of state, local, or non-U.S. law) in the two years prior to the date of this Agreement.

(uu)

None of Target or its Subsidiary will be required to include a material item of income (or exclude a material item of deduction) in any taxable period beginning after the Effective Date as a result of (i) any installment sale or open transaction disposition made on or prior to the Effective Date, (ii) excess loss account or deferred intercompany transaction described in the Treasury Regulations under Section 1502 of the Code (or any similar provision of state, local or foreign Law), (iii) prepaid amount received or deferred revenue recognized prior to Completion outside the ordinary course of business, (iv) change in method of accounting adopted prior to Completion, or (v) “closing agreement” as described in Section 7121 of the Code (or any similar provision of state, local or foreign Law) executed prior to Completion.

(vv)

The Subsidiary has not been a United States real property holding corporation within the meaning of Section 897(c)(2) of the Code during the applicable period specified in Section 897(c)(1)(A)(ii) of the Code.

(ww)	The Target is not (i) a “controlled foreign corporation” as defined in Section 957 of the Code, or (ii) a “surrogate foreign corporation” within the meaning of Section 7874(a)(2)(B) of the Code.

(xx)	There are no liens for Taxes upon any property or assets of Target or its Subsidiary, except for Target Permitted Encumbrances.

(yy)

No claim, assessment, deficiency or proposed adjustment for any Tax has been asserted or assessed by any Relevant Authority against Target or its Subsidiary that remains unresolved or unpaid except for claims, assessments, deficiencies or proposed adjustments being contested in good faith and for which adequate reserves have been established in accordance with U.S. GAAP.

(zz)

There are no Tax audits or other examinations of Target or its Subsidiary and there are no waivers, extensions or requests for any waivers or extensions of any statute of limitations currently in effect with respect to any Taxes of Target or its Subsidiary (other than extensions granted in connection with extensions of time to file Tax Returns obtained in the ordinary course of business).

(aaa)	Neither the Company nor its Subsidiary has granted to any Person any power of attorney that is currently in force with respect to any Tax matter.

(bbb)

Neither Target nor its Subsidiary are a party to any Tax indemnification or Tax sharing or similar agreement (other than any such agreement solely between or among Target and its Subsidiary and customary commercial Contracts not primarily related to Taxes).

(ccc)

Neither Target nor its Subsidiary (i) is liable for Taxes of any other person (other than Target or its Subsidiary) under Treasury Regulation Section 1.1502-6 or any similar provision of state, local or non-U.S. Tax Law or as a transferee or successor or by Contract (other than customary commercial Contracts not primarily related to Taxes) or (ii) has ever been a member of an affiliated, consolidated, combined or unitary group filing for U.S. federal, state, local, or non-U.S. income Tax purposes, other than a group the common parent of which was or is Target or its Subsidiary.

(ddd)

Each of the Company and its Subsidiary has complied in all material respects relating to information reporting and record retention (including to the extent necessary to claim any exemption from sales Tax collection and maintaining adequate and current resale certificates to support any such claimed exemptions) and all applicable Laws relating to transfer pricing rules and regulations, including all documentation requirements.

(eee)

Notwithstanding anything herein to the contrary, this Clause 6.2(nn) contains the sole representations concerning Taxes of the Target and its Subsidiary (other than representations concerning Taxes of the Target and its Subsidiary under Clause 6.2(oo)).

(fff)

Clause 6.2(fff) of the Target Disclosure Schedule lists the Tax classification of each of the Company and its Subsidiary since its formation for U.S. federal (and applicable state, local and non-U.S.) Tax purposes.

(ggg)

Target has in place and will have in place at the Effective Date a composition agreement (the “Composition Agreement”) with the Irish Revenue Commissioners and a Special Eligibility Agreement for Securities (the “SEAS”) with The Depository Trust Company in respect of the Target Shares, and both the Composition Agreement and the SEAS are, and will on the Effective Date be, in full force and effect.

Labour.

(hhh)

Except as has not had, individually or in the aggregate, a Target Material Adverse Effect, Target and its Subsidiary are, and since the Separation Date have been, in material compliance with all applicable Laws relating to labour and employment matters, including those relating to labour management relations, wages, hours, overtime, employee classification, discrimination, sexual harassment, civil rights, affirmative action, work authorization, immigration, safety and health, workers compensation, continuation coverage under group health plans, wage payment and the payment and withholding of Taxes.

(iii)

Neither Target nor its Subsidiary is, or from the Separation Date to the date of this Agreement has been, party to or subject to, or is currently negotiating in connection with entering into, any collective bargaining agreement or any other similar agreement with any labour organization, labour union or other employee representative, and, to Target’s knowledge, from the Separation Date through the date of this Agreement, there has not been any organizational campaign, card solicitation, petition or other unionization or similar activity seeking recognition of a collective bargaining or similar unit relating to any employee of Target or its Subsidiary. Except as has not had, individually or in the aggregate, a Target Material Adverse Effect, as of the date of this Agreement, (i) there are no Unfair Labor Practice Complaints (as defined in the National Labors Relations Act) pending or, to Target’s knowledge, threatened against Target or its Subsidiary before any National Labor Relations Board or any other Governmental Entity, and (ii) since the Separation Date there has not been, and there is, no labour strike, slowdown, stoppage, picketing, interruption of work or lockout pending or, to Target’s knowledge, threatened against or affecting Target or its Subsidiary.

(jjj)

Since the Separation Date, Target and its Subsidiary have not entered into any agreement with any works council, labour union, or similar labour organization that would require Target to obtain the consent of, or provide advance notice, to such works council, labour union or similar labour organization of the transactions contemplated by this Agreement.

(kkk)	The employment of each of Target’s and any of its Subsidiary’s employees is terminable by Target or the Subsidiary at will.

(lll)

To Target’s knowledge, in the last three (3) years, (i) no material allegations of sexual harassment have been made against any officer of Target or its Subsidiary, and (ii) Target and its Subsidiary have not entered into any settlement agreements related to allegations of sexual harassment or misconduct by an officer of Target or its Subsidiary.

(mmm)

To Target’s knowledge, as of the date of this Agreement, no officer or senior executive of Target or its Subsidiary has indicated that he or she presently intends to terminate his or her employment with Target or the Subsidiary, nor has any officer or senior executive threatened or expressed any intention to do so.

Intellectual Property; Data Privacy.

(nnn)

Except as has not had, individually or in the aggregate, a Target Material Adverse Effect and to the knowledge of Target, the operation of the business of Target or its Subsidiary as of the date hereof does not infringe, misappropriate or otherwise violate and since the Separation Date, has not infringed, misappropriated or otherwise violated, any Intellectual Property Rights of any Third Party.

(ooo)

All collection, acquisition, use, storage, transfer (including any cross-border transfers), distribution, dissemination or other processing by or on behalf of Target and its Subsidiary of Personal Data are and have been in compliance with all applicable Privacy Legal Requirements and Privacy Commitments. Since the Separation Date, neither Target nor its Subsidiary have received any written notice alleging any material violation by Target or its Subsidiary of any applicable Privacy Legal Requirement or Privacy Commitment, nor, to the knowledge of Target, has Target or its Subsidiary been threatened in writing to be charged with any such violation by any Governmental Entity.

(ppp)

Since the Separation Date, Target and its Subsidiary have not experienced any security breaches or incidents, unauthorized use, access or disclosure related to Personal Data in the custody or control of Target and its Subsidiary or, to the knowledge of Target, any service provider acting on behalf of Target and its Subsidiary. Since the Separation Date, no circumstance has arisen in which the applicable Privacy Legal Requirements would require Target or its Subsidiary to notify a person or Relevant Authority of a data security breach or security incident.

(qqq)

Target and its Subsidiary at all times have implemented and maintained appropriate written policies and procedures with respect to technical, organizational, administrative, and physical safeguards designed to protect the security, confidentiality, integrity and availability of Trade Secrets, Personal Data and information technology systems of Target and its Subsidiary. Since the Separation Date, there have been no security breaches in the information technology systems of Target nor any of its Subsidiary. Since the Separation Date, there have been no material disruptions in any such information technology systems, that adversely affected the operations of the business of Target or its Subsidiary.

Properties.

(rrr)

Neither Target nor its Subsidiary own, or ever has owned, any real property. Target has made available to Bidder (a) an accurate and complete list of all real properties with respect to which Target directly or indirectly holds a valid leasehold interest as well as any other real estate that is in the possession of or leased by Target or any of its Subsidiaries and (b) copies of all leases under which any such real property is possessed, each of which is in full force and effect, with no existing material default thereunder.

Opinion of Financial Advisor.

(sss)

The Target Board has received the opinion of Lucid Capital Markets, LLC, dated as of August 19, 2025, to the effect that, as of such date and based upon and subject to the assumptions, qualifications and limitations set forth in the opinion, the Consideration is fair, from a financial point of view, to the Target Shareholders.

Required Vote of Target Shareholders.

(ttt)	The Target Shareholder Approval is the only vote of holders of securities of Target which is required to consummate the Transactions contemplated by this Agreement.

Material Contracts.

(uuu)

Clause 6.2(bbb) of the Target Disclosure Schedule sets forth a list as of the date of this Agreement of each of the following Contracts to which Target or its Subsidiary is a party or by which it is bound and has ongoing obligations ((i) each such Contract listed or required to be so listed, (ii) each of the following Contracts to which Target or its Subsidiary becomes a party or by which it becomes bound after the date of this Agreement and (iii) any other Contract required to be filed by Target pursuant to Item 601(b)(10) of Regulation S-K or disclosed by Target on a Current Report on Form 8-K, a “Target Material Contract”):

(i)

any Contract (or series of related Contracts), including any manufacturing or supply agreement currently in force (A) that requires by its terms or is reasonably likely to require the future payment or delivery of cash or other consideration by or to Target or its Subsidiary in an amount in excess of $100,000 or (B) relating to capital expenditures or commitments in excess of $100,000 in the aggregate;

(ii)

any Contract involving the acquisition or disposition, directly or indirectly (by merger or otherwise) of assets or securities by or from any person or any business having a value in excess of $100,000, other than acquisitions or dispositions of inventory in the ordinary course of business consistent with past practice, including any Contract that contains (or would contain, in the case of an option, right of first refusal or offer or similar rights) ongoing representations, warranties, covenants, indemnities or other obligations (including “earn-out”, contingent value rights or other contingent payment or value obligations) that would involve or may reasonably be expected to require the receipt or making of payments or the issuance of any equity securities of Target or its Subsidiary;

(iii)	any Contract with a Governmental Entity, including any material grant, loan or aid pursuant to a stimulus or government grant program or otherwise from a Governmental Entity;

(iv)

any Contract relating to third-party indebtedness for borrowed money (including under any short-term financing facility) in excess of $100,000 (whether incurred, assumed, guaranteed or secured by any asset of Target or its Subsidiary) other than any Contract exclusively between or among Target and its wholly owned Subsidiary;

(v)

any material Contract with any person (A) pursuant to which Target or its Subsidiary may be required to pay milestones, royalties or other contingent payments based on any research, testing, development, regulatory filings or approval, sale, distribution, commercial manufacture or other similar occurrences, developments, activities or events, or (B) under which Target or its Subsidiary grants to any person any right of first refusal, right of first negotiation, option to purchase, option to license, or any other similar rights with respect to any Target product or any material Intellectual Property rights, other than (in respect of the foregoing (A) and (B), non-exclusive licenses granted in the ordinary course of business consistent with past practice);

(vi)	any lease or sublease for material real or personal property;

(vii)

all material Contracts pursuant to which Target or its Subsidiary (A) receives or is granted any license (including any sublicense) to, or covenant not to be sued under, any Intellectual Property (other than licenses to commercially available software, including off-the-shelf software) or (B) grants any license (including any sublicense) to, or covenant not to be sued under, any Target Intellectual Property (other than non-exclusive licenses granted in the ordinary course of business consistent with past practice), provided that the Company shall not be required to schedule any Contract to be terminated in accordance with the contract termination schedule delivered to Bidder prior to the date hereof;

(viii)

any Contracts or other transactions with any (A) record owner, excluding employment agreements for directors and officers, or to the knowledge of Target, beneficial owner of five percent or more of the voting securities of Target, or (B) affiliate (as such term is defined in Rule 12b-2 promulgated under the Exchange Act) or “associates” (or members of any of their “immediate family”) (as such terms are respectively defined in Rule 12b-2 and Rule 16a-1 of the Exchange Act) of any such director or beneficial owner;

(ix)	each Contract that is a collective bargaining agreement or other agreement or arrangement with any labor union, works council or labor organization;

(x)

each Contract with any Target Associate that (A) provides for retention, change in control, transaction or other similar payments or benefits, whether or not payable as a result of the Transactions or (B) that provides for annual base compensation in excess of $100,000;

(xi)

each Contract containing (A) any covenant limiting the freedom of Target or any of its Subsidiaries to engage in any line of business or compete with any person, or limiting the development, manufacture, or distribution of Target’s products or services, including any exclusive supplier or sole-source supplier arrangements limiting Target, following the Completion, and (B) any most-favored pricing arrangement;

(xii)	each Contract with any person, including any financial advisor, broker, finder, investment banker or other person, providing advisory services to Target in connection with the Transactions;

(xiii)

any other Contract that is not terminable at will (with no penalty or payment) by Target or any of its Subsidiaries, and which involves payment or receipt by Target or such Subsidiary after the date of this Agreement under any such agreement, contract or commitment of more than $100,000 in the aggregate, or obligations after the date of this Agreement in excess of $25,000 in the aggregate; and

(xiv)	each stockholders’, investors rights’, registration rights or similar Contract to which Target is a party (excluding Contracts governing Target Options and Target RSU Awards).

(vvv)

Each Target Material Contract is (i) a valid and binding obligation of Target or its Subsidiary (as the case may be) and, to the knowledge of Target, each of the other parties thereto, and (ii) in full force and effect and enforceable in accordance with its respective terms against Target or its Subsidiary (as the case may be) and, to the knowledge of Target, each of the other parties thereto (in each case except for such Target Material Contract that terminates or is terminated after the date of this Agreement in accordance with its respective terms, other than as a result of a default or breach by Target or its Subsidiary of any of the provisions thereof). To the knowledge of Target, no person is seeking to terminate, or challenging the validity or enforceability of, any Target Material Contract, except as has not had, individually or in the aggregate, a Target Material Adverse Effect. Neither Target nor its Subsidiary, nor, to the knowledge of Target, any of the other parties thereto, has violated any provision of, or committed or failed to perform any act that (with or without notice, lapse of time or both) would constitute a default under any provision of, and neither Target nor its Subsidiary has received notice that it has violated or defaulted under, any Target Material Contract, except as would not have had, individually or in the aggregate, a Target Material Adverse Effect. Target has made available to Bidder true and complete copies of each Target Material Contract, including all amendments thereto. There are no Target Material Contracts that are not in written form.

Insurance.

(www)

Target has made available to Bidder accurate and complete copies of all material insurance policies and all material self-insurance programs and arrangements relating to the business, assets, liabilities and operations of Target and its Subsidiaries. Target and its Subsidiary maintain insurance coverage with reputable insurers in such amounts and covering such risks as Target reasonably believes, based on past experience (taking into account what is customary and adequate for companies of similar size in the industries and locations in which Target operates), is adequate for the businesses and operations of Target and its Subsidiary. Other than customary end of policy notifications from insurance carriers, since the Separation Date, neither Target nor any of its Subsidiaries has received any notice or other communication regarding any actual or possible: (a) cancellation or invalidation of any insurance policy or (b) refusal or denial of any coverage, reservation of rights or rejection of any material claim under any insurance policy. Each of Target and its Subsidiaries has provided timely written notice to the appropriate insurance carrier(s) of each Proceeding pending against Target or such Subsidiary for which Target or such Subsidiary has insurance coverage, and no such carrier has issued a denial of coverage or a reservation of rights with respect to any such Proceeding, or informed Target or any of its Subsidiaries of its intent to do so.

Finders or Brokers.

(xxx)

Except for Lucid Capital Markets, LLC, neither Target nor its Subsidiary has employed any investment banker, broker or finder in connection with the Transactions contemplated by this Agreement who might be entitled to any fee or any commission in connection with or upon consummation of the Acquisition.

FCPA; Anti-Corruption; Sanctions; Export Controls.

(yyy)

Neither Target nor its Subsidiary, nor, to the knowledge of Target, any director, manager, employee, agent or representative of Target or its Subsidiary, in each case acting on behalf of Target or its Subsidiary, has, in the last five years, in connection with the business of Target or its Subsidiary, taken any action in violation of the FCPA or other applicable Bribery Legislation (in each case to the extent applicable);

(zzz)

Neither Target nor its Subsidiary nor, to the knowledge of Target, any director, manager or employee of Target or its Subsidiary, is, or in the last five years has been, subject to any actual or pending or, to the knowledge of Target, threatened civil, criminal, or administrative actions, suits, demands, claims, hearings, notices of violation, investigations, proceedings, demand letters, settlements, or enforcement actions, or made any voluntary disclosures to any Governmental Entity, involving Target or its Subsidiary relating to applicable Bribery Legislation, including the FCPA;

(aaaa)

Target and its Subsidiary has instituted policies and procedures reasonably designed to promote compliance with the FCPA and other applicable Bribery Legislation and maintain such policies and procedures in force; and

(bbbb)

None of Target or its Subsidiary, nor, to the knowledge of Target, any of their respective directors, managers or employees is or has been a Sanctioned Person within the last five years. Except as has not had, individually or in the aggregate, a Target Material Adverse Effect, none of Target or its Subsidiary, nor, to the knowledge of Target, any of their respective directors, managers or employees (i) has, in the last five years, engaged in direct or indirect dealings with any Sanctioned Country/Entity on behalf of Target or its Subsidiary in violation of applicable Sanctions Laws or (ii) has, in the last five years, violated, or engaged in any unlawful conduct under, any Sanctions Laws or other applicable import or export control laws, regulations, statutes, or orders, including the Export Administration Regulations and the International Traffic in Arms Regulations, nor to the knowledge of Target been the subject of an investigation or allegation of such a violation or unlawful conduct.

No Other Representations.

(cccc)

Except for the representations and warranties contained in this Agreement or in any certificates delivered by Target in connection with the Completion pursuant to Condition 4.3, Bidder acknowledges that neither Target nor any Representative of Target makes any other express or implied representation or warranty with respect to Target or its Subsidiary or with respect to any other information provided or made available to Bidder in connection with the Transactions contemplated by this Agreement, including any information, documents, projections, forecasts or other material made available to Bidder or to Bidder’s Representatives in certain “datarooms” or management presentations in expectation of the transactions contemplated by this Agreement.

6.3	Notification of breach

Each Party will notify the others promptly if such Party becomes aware of any fact or circumstance which constitutes a breach of this Clause 6 which would reasonably be expected to prevent or delay Completion.

6.4	When warranties are given

Unless otherwise specified, each representation and warranty given or made in this Agreement is given as at:

(a)	the date of this Agreement; and

(b)	any other date at which the representation or warranty is expressed to be given under this Agreement.

6.5	Bidder

Bidder undertakes to Target that it shall procure that Bidco complies with its obligations pursuant to this Agreement.

7.	ADDITIONAL AGREEMENTS

7.1	Consents and regulatory approvals

(a)	The terms of the Acquisition will be set out in the Rule 2.7 Announcement and the Scheme Document, to the extent required by applicable Law.

(b)

Subject to the terms and conditions of this Agreement the Parties agree to use their respective reasonable endeavours to achieve satisfaction of the Conditions as promptly as reasonably practicable following the publication of the Scheme Document and in any event no later than the End Date.

(c)	If, at any time, any Party became aware of a fact or circumstance that could reasonably be expected to prevent any of the Conditions being fulfilled, it will promptly give notice to the other Parties.

(d)	Subject to the terms and conditions hereof, Target, Bidder and Bidco shall each use its reasonable endeavours to:

(i)

take, or cause to be taken, all reasonable actions, and do, or cause to be done, and to assist and cooperate with each other in doing, all things reasonably necessary, proper or advisable to consummate and make effective the Transactions contemplated hereby as promptly as practicable;

(ii)

as promptly as reasonably practicable, make all filings, and thereafter make any other required or appropriate submissions, that are required or reasonably necessary to obtain all Clearances necessary to consummate the Transactions contemplated by this Agreement, including: (i) if necessary, under the HSR Act, (ii) if necessary, under any other applicable Antitrust Laws or Foreign Investment Laws, (iii) under the Takeover Rules and the Act or (iv) as required by the High Court;

(iii)	keep each other reasonably informed of all written or material oral communications to or from third parties (including any Relevant Authority) with respect to the Clearances; and

(iv)

as promptly as reasonably practicable, take reasonable actions necessary, proper and advisable to obtain from, make with or provide to any third party (including any Relevant Authority) any Clearances required to be obtained, made or provided by either Target or Bidder or any of their respective Subsidiaries in connection with the consummation of the Transactions contemplated hereby; provided, however, that notwithstanding anything in this Agreement to the contrary, in no event shall either Target or Bidder or any of their respective Subsidiaries be required to pay, prior to the Effective Time, any material fee, penalty or other consideration to any third party for any Clearance required in connection with the consummation of the Transactions contemplated by this Agreement under any contract or agreement, other than customary filing or application fees to a Regulatory Authority in connection with required regulatory approvals.

(e)

Subject to the terms and conditions hereof, Target and Bidder each agree, and shall cause each of their respective Subsidiaries, to cooperate and to use their respective reasonable best efforts to obtain any Clearances required or (which the parties acting reasonably agree) advisable in connection with the consummation of the Transactions contemplated hereby under the HSR Act and any Antitrust Laws or Foreign Investment Laws. Target and Bidder shall each provide as promptly as practicable such information and documentary material as may be requested by a Relevant Authority following any such filing or notification. Target and Bidder shall consult and cooperate with one another, and consider in good faith the views of one another, regarding the form and content of any analyses, appearances, presentations, memoranda, briefs, arguments, opinions and proposals made or submitted by or on behalf of either Target or Bidder in connection with proceedings under or relating to any Antitrust Law or Foreign Investment Law prior to their submission.

(f)

Subject to the provisos in Clause 7.1(e) and to the fullest extent permissible under applicable Law, Target and Bidder shall (i) promptly advise each other of (and Target and Bidder shall so advise with respect to written or material oral communications received by any Subsidiary of Target or Bidder, as the case may be) any written or material oral communication to or from any Relevant Authority in connection with the consummation of the Transactions contemplated by this Agreement; (ii) not participate in any meeting or discussion with any Relevant Authority in respect of any filing, investigation, or enquiry concerning this Agreement or the transactions contemplated by this Agreement unless it consults with the other in advance, and, unless prohibited by such Relevant Authority, gives the other the opportunity to attend; and (iii) promptly furnish the other or its counsel with copies of all correspondence, filings, and written communications between them and their Subsidiaries and Representatives, on the one hand, and any Relevant Authority or its respective staff, on the other hand, with respect to this Agreement and the Transactions contemplated by this Agreement, except that materials may be redacted, (A) as necessary to comply with contractual arrangements or address reasonable privilege or confidentiality concerns (provided that the redacting Party shall use its reasonable best efforts to cause such information to be provided in a manner that would not result in such privilege concerns) and (B) to prevent the exchange of confidential information as required by applicable Law. With respect to any notice, documentation or other communication required to be given by either Target or Bidder to the other pursuant to this Clause 7.1(f), such first Party may give such notice, documentation or other communication to such second Party’s outside counsel, instead of directly to such second Party, if such first Party reasonably believes that doing so is required by, or advisable pursuant to, applicable Law. Target and Bidder may, as they deem advisable and necessary, designate any competitively sensitive materials provided to the other under this Clause 7.1(f) as “outside counsel only.” Such materials and the information contained therein shall be given only to outside counsel of the recipient and shall not be disclosed by such outside counsel to employees, officers, or directors of the recipient without the advance written consent of the other providing such materials.

(g)

In the event that the latest date on which the High Court and/or the Panel would permit Completion to occur is prior to the date on which any Clearance which is mandatory and material in the context of the Transaction is or is likely to be received, the Target and Bidder shall use their respective reasonable best efforts to obtain consent of the High Court and/or the Panel, as applicable, to an extension of such latest date (but not beyond the End Date). If (i) the High Court and/or the Panel require the lapsing of the Scheme prior to the End Date, (ii) Condition 1 fails to be satisfied or (iii) the Scheme lapses pursuant to paragraph 8 of Appendix I to the Rule 2.7 Announcement as a result of the Scheme failing to have become effective on or prior to the End Date, the Target and Bidder shall (unless and until this Agreement is terminated pursuant to Clause 9) take all reasonable actions required in order to re-initiate the Scheme process as promptly as reasonably practicable (it being understood that no such lapsing described in (i), (ii) or (iii) of this Clause 7.1(g) shall, in and of itself, result in a termination of, or otherwise affect any rights or obligations of any Party under, this Agreement).

7.2	Directors and officers indemnification and insurance

(a)

Bidder agrees that all rights to indemnification, assistance, advancement of expenses or exculpation (including, if applicable, limitations on personal liability) existing, as of the date of this Agreement in favour of each present and former director, officer or employee of Target and its Subsidiary provided for in:

(i)	the Target’s Articles;

(ii)	the certificate of incorporation and by-laws of Target’s Subsidiary;

(iii)	any deed, contract, service letter or other agreement to which the Target and/or its Subsidiary is a party;

in respect of actions or omissions occurring at or prior to the Effective Date (including actions or omissions occurring at or prior to the Effective Date arising out of the Transactions contemplated by this Agreement and/or the Acquisition) (the “Target Existing Arrangements”) shall survive the consummation of the Acquisition and shall continue in full force and effect in accordance with their terms.

(b)

For a period of six (6) years after the Effective Date, Bidder shall maintain in effect the provisions for indemnification advancement of expenses or exculpation in the Target Existing Arrangements and shall not amend, repeal or otherwise modify such provisions in any manner that would adversely affect the beneficiaries thereof and shall procure that no repeal of or amendment to any of the Target Existing Arrangements shall be made which would adversely affect the rights thereunder of any individuals who at any time prior to the Effective Date were directors, officers or employees of Target or its Subsidiary in respect of actions or omissions occurring at or prior to the Effective Date (including actions or omissions occurring at or prior to the Effective Date arising out of the Transactions contemplated by this Agreement); provided, however, that if any claim, action, suit, proceeding, enquiry or investigation is pending, asserted or made either prior to the Effective Date or within such six (6) year period, all rights to indemnification required to be continued pursuant to this Clause 7.2(b) in respect thereof shall continue until disposition thereof (save where there has been fraud or criminality on the part of a Target Director).

(c)

Save where there has been wilful misconduct, fraud or criminality on the part of any current or former director, officer or employee of Target or its Subsidiary, Bidder undertakes not to, and shall procure that none of Bidder, Bidco, Target nor any Target Group Company shall, bring any claim, action, suit or proceedings against any current or former director, officer or employee of Target or its Subsidiary in respect of anything said, done or omitted to have been said or done by any of them in such capacity.

(d)

On or prior to the Effective Date, Target shall put in place, with respect to matters arising on or before the Effective Date, and with a cover duration of six (6) years commencing on the Effective Date, run-off directors’ and officers’ liability insurance with coverage at least equal to the coverage provided by the directors’ and officers’ liability insurance policy in effect at the date of this Agreement (the “D&O Tail Policy”) and the full costs associated with such “tail” insurance policies shall be included as Transaction Expenses.

(e)	With effect from the Effective Time, Bidder:

(i)

shall not and shall procure that Target shall not, cancel either of the policies mentioned in Clause 7.2(d) or otherwise knowingly do anything which would cause either of such policy not to remain in full force and effect; and

(ii)	shall procure that Target shall honour all of its obligations under each such policy for actions and omissions occurring at or prior to the Effective Time for the duration of their respective terms.

(f)

Target may enter into one or more agreements (in a form to be agreed between Target and Bidder each acting reasonably) with each Target Director for the purpose of conferring on each Target Director the benefit of the rights of indemnification, assistance, advancement of expenses or exculpation (including all limitations on personal liability) referred to in this Clause 7.2. The Parties agree that rights of each Target Director under such agreements shall be in addition to, and not in limitation of, any other rights such Target Director may have under any Target Existing Arrangement, any insurance policy or otherwise. The provisions of this Clause 7.2 shall survive the consummation of the Acquisition and shall not be terminated or modified in such a manner as to adversely affect any Target Director without the written consent of such affected Target Director.

(g)	If Target:

(i)	consolidates with or merges into any other corporation and shall not be the continuing or surviving corporation or entity of such consolidation or merger; or

(ii)	transfers or conveys more than 50% of its properties and assets to any other corporation,

then, and in each such case, to the extent necessary, proper provision shall be made so that its successors and assigns shall assume the obligations set forth in this Clause 7.2.

7.3	Employment and benefit matters

(a)

Subject to compliance by Target with its obligations under paragraph 4 of Schedule 2, following the Effective Time, Bidder shall honour, or cause to be honoured, in accordance with their terms, all compensation, employment, severance, change-of-control and similar agreements to which Target is a party.

(b)

Subject to any contrary provisions in the relevant employee benefit plans and programs of Target, following the Effective Time, Bidder shall have sole discretion with respect to the determination as to whether or when to terminate, merge or continue any employee benefit plans and programs of Target.

(c)

Nothing in this Agreement shall confer upon any employee of the Target Group (a “Target Employee”) any direct right of action against the Bidder or the Target or any other entity or any right to continue in the employ or service of Bidder or any of its Affiliates, or shall interfere with or restrict in any way the rights of Bidder or any of its Affiliates (including Target, following completion of the Acquisition), which rights are hereby expressly reserved, to discharge or terminate the services of any Target Employee at any time for any reason whatsoever, with or without cause, subject to applicable Law, subject to the provision of any contracts of employment of such employees.

(d)	Notwithstanding any provision in this Agreement to the contrary, nothing in this Clause 7.3 shall:

(i)	be deemed or construed to be an amendment or other modification of any Target Benefit Plan or other employee benefit plan;

(ii)	limit the rights of Bidder or any Affiliate (including Target, following completion of the Acquisition) to amend, modify or terminate any employee benefit plan, program, agreement or arrangement; or

(iii)

create any third party rights in any current or former service provider of Target or any of its Affiliates (or any other participants in employee benefit plans, or any beneficiaries or dependents thereof) and no person participating in any employee benefit plan maintained by Target or any of its Affiliates shall have any claim or cause of action in respect of any provision of this Agreement as it relates to any such employee benefit plan or otherwise.

7.4	Tax Matters

(a)

Except as otherwise provided in this Agreement or in the Rule 2.7 Announcement or the Scheme Document, all stock transfer, real estate transfer, documentary, stamp, recording, excise and other similar Taxes (including interest, penalties and additions to any such Taxes) imposed on the Transactions, including (i) any Irish stamp duty and (ii) any Transfer Taxes which are imposed or levied as a direct result of the jurisdiction of incorporation or jurisdiction of tax residence of Bidco (“Transfer Taxes”), in excess of $60,000 shall be treated as Transaction Expenses hereunder (whether or not ultimately paid by Bidder or Bidco when due). Target hereby agrees to reasonably cooperate with Bidder and Bidco in preparing, executing and filing any Tax Returns with respect to such Transfer Taxes. Transfer Taxes shall not include any Taxes or fees based in whole or in part upon income, profits, or gain.

(b)	Bidder and its Affiliates shall not make an election under Section 338(g) of the Code (or any corresponding election under state or local Tax law) with respect to Target.

(c)

In the case of any taxable period that includes (but does not end on) the Effective Date (a “Straddle Period”), (i) the amount of any property and similar ad valorem Taxes of Target for a Straddle Period which relate to the Pre-Closing Tax Period shall be deemed to be the amount of such Tax for the entire taxable period multiplied by a fraction the numerator of which is the number of days in the taxable period ending on (and including) the Effective Date and the denominator of which is the number of days in the Straddle Period, and (ii) the amount of any other Taxes of Target for the Pre-Closing Tax Period shall be determined based on an interim closing of the books as of the close of business on the day including the Effective Date (and for such purpose, to the extent applicable, the taxable period of any “controlled foreign corporation” (within the meaning of Section 957 of the Code) and any partnership or other pass-through entity shall be deemed to terminate at such time). For purposes of the preceding sentence, exemptions, credits, allowances or deductions that are calculated on an annual basis (including depreciation and amortization deductions computed as if the day including the Effective Date was the last day of the Straddle Period) shall be allocated between the portion of the Straddle Period ending on the day including the Effective Date and the portion of the Straddle Period thereafter in proportion to the number of days in each such portion.

7.5	Section 16 Matters

Prior to the Effective Time, the Parties shall take all such steps as may be required (to the extent permitted under applicable Laws) to cause any dispositions or cancellations or deemed dispositions or cancellations of the Target Shares (including derivative securities with respect to the Target Shares) resulting from the Transactions by each individual who is a director or officer of the Target and subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to the Target, to be exempt under Rule 16b-3 promulgated under the Exchange Act.

7.6	Transaction challenges

(a)

Target will consult and co-operate, with Bidder in Target’s defence or settlement of any actual or threatened shareholder litigation (other than any litigation or settlement between Target or any of its Affiliates and Bidder or any member of the Bidder Group) against Target, any of its Affiliates or any of their respective directors, officers or employees, and any actual or threatened complaints or challenges that may be brought in any court in Ireland (or any other jurisdiction) in connection with the Scheme (or any Takeover Offer), the Transactions or this Agreement.

(b)

Bidder will consult and co-operate with Target in Bidder’s defence or settlement of any actual or threatened shareholder litigation (other than any litigation or settlement between Bidder, or any other member of the Bidder Group, Target and any of its Affiliates) against Bidder, any of its Affiliates or any of their respective directors, officers or employees, and any actual or threatened complaints or challenges that may be brought in any court in Ireland (or any other jurisdiction) in connection with the Scheme (or any Takeover Offer), the Transactions or this Agreement.

7.7	Notification of certain matters

Bidder, Bidco and Target will each give prompt notice to the other Parties if any of the following occur after the date of this Agreement:

(a)

the receipt of any written notice by a Party from any third-party alleging that the consent or approval of such third-party is or may be required in connection with the Acquisition and/or the other Transactions and such consent could (in the good faith determination of the receiving Party) reasonably be expected to prevent or materially delay the consummation of the Acquisition and/or the other Transactions; or

(b)	receipt by a Party of any material notice or other communication from any Relevant Authority in connection with the Acquisition and/or the other Transactions.

8.	COMPLETION OF ACQUISITION

8.1	Completion Date

Completion will take place remotely on the Effective Date, which shall be not more than three (3) Business Days (or such shorter period of time as remains before 5:00 p.m., New York City time, on the End Date) after the satisfaction or, in the sole discretion of the applicable Party, waiver (where permissible under the provisions of the Rule 2.7 Announcement and/or the Scheme Document) of all of the Conditions (“Completion”) with the exception of Condition 2.4 of Appendix I to the Rule 2.7 Announcement (delivery of the Court Order) (but subject to the satisfaction of such Condition). Target shall, promptly after receipt of the Court Order, notify Bidder of this fact and provide a certified copy of the Court Order to the Bidder.

8.2	Actions on or prior to Completion

On or prior to Completion and subject to the terms set forth herein, Target will procure that a meeting of the Target Board (or a duly authorised committee of the Target Board) is held at which resolutions are passed (conditional, in each case, on delivery of the Court Order to the Registrar of Companies occurring and the Scheme becoming effective as of the Effective Time) approving:

(a)	where the Acquisition is implemented by way of the Scheme, the registration of the transfer to Bidco of the Target Shares as provided for in the Scheme;

(b)	the resignation of such non-executive directors of Target or any other member of the Target Group as Bidder will (in its sole discretion) determine; and

(c)	the appointment of such persons as Bidder may nominate as the directors of Target or any member of the Target Group.

8.3	Action on Completion

(a)	On Completion, Target will deliver to Bidco;

(i)	a certified copy of the resolutions of the Target Board (or a duly authorised committee of the Target Board) referred to in Clause 8.2; and

(ii)

letters of resignation from the directors of Target in accordance with Clause 8.2(b) (each such letter containing an acknowledgement that such resignation is without any claim or right of action of any nature whatsoever outstanding against Target or any member of the Target Group or any of their officers or employees for breach of contract, compensation for loss of office, redundancy or unfair dismissal or on any other grounds whatsoever in respect of the termination of office).

(b)

Where the Acquisition is implemented by way of a Scheme, Target shall (i) cause an office copy of the Court Order to be delivered to the Companies Registration Office on the same day as the receipt by the Target of the Court Order or if such delivery is not practicable on account of the time of receipt, no later than 12 noon on the following Business Day and (ii) notify the Bidder of delivery in accordance with subsection (i) and cause an office copy of the Court Order and a copy of the receipt issued by the Companies Registration Office confirming such delivery, if any, or, in default, a confirmation of delivery by the Target’s Irish lawyers to be delivered to the Bidder promptly (and in any event within two Business Days).

(c)

Each of the Parties shall, on or prior to the Effective Date, deliver to the other Parties such other deeds, documents, consents, waivers, resolutions, and/or other things and/or take such further action(s) as may reasonably be required of it and are necessary to implement the Scheme and/or the Acquisition.

8.4	Payment of Consideration

(a)

Within 14 days following the Effective Date in accordance with the terms and conditions of the Scheme, Bidco shall, and Bidder shall procure that Bidco shall, pay the Consideration due to each Target Shareholder in respect of each Target Share held by them.

(b)

As soon as reasonably practicable after the Completion (but no later than 14 Business Days after the Effective Time), Bidder shall, or shall cause Bidco or Target to, pay through Target’s payroll the aggregate Option Consideration payable with respect to Target Options and the aggregate RSU Cash

Consideration payable with respect to Target RSU Awards, in accordance with Clause 4.1 (net of any withholding Taxes as provided in Clause 2.6); provided, however, that, notwithstanding the foregoing, with respect to any Target RSU Awards that constitute nonqualified deferred compensation subject to Section 409A of the Code and that are not permitted to be paid at the Effective Time without triggering a Tax or penalty under Section 409A of the Code, payment shall be made at the earliest time permitted under the applicable Target Share Plan and award agreement that will not trigger a Tax or penalty under Section 409A of the Code.

9.	TERMINATION

9.1	Termination

(a)

This Agreement may be terminated and the Acquisition and the other Transactions may be abandoned at any time prior to the Effective Time, notwithstanding receipt of the Target Shareholder Approval (except in the case of Clause 9.1(a)(iii)(B)) in the following circumstances:

(i)	by either Target or Bidder:

(A)

if the Acquisition is implemented by way of the Scheme, the Scheme Meeting or the EGM have completed and the Scheme Meeting Resolution or the Required EGM Resolutions, as applicable, are not approved by the requisite majorities of Target Shareholders (a “Non-Approval Termination”); or

(B)

if the Effective Time has not occurred by 5:00 p.m., New York City time, on the End Date, provided that the right to terminate this Agreement pursuant to this Clause 9.1(a)(i)(B) will not be available to a Party whose breach of any provision of this Agreement is the primary cause of the failure of the Effective Time to have occurred by such time (an “End Date Termination”); or

(C)

if the Acquisition is implemented by way of the Scheme, the Irish High Court declines or refuses to sanction the Scheme, unless both Parties agree in writing within 30 days of such decision that the decision of the High Court will be appealed (it being agreed that the Target shall make such an appeal if requested to do so in writing by Bidder and the counsel appointed by Target in respect of such appeal agrees that doing so is a reasonable course of action, in which case all the provisions of Clauses 3.1, 3.2 and 3.3 shall apply to such appeal but modified as necessary to refer to the conduct of such appeal); or

(D)

by either Target or Bidder if an injunction has been entered permanently restraining, enjoining or otherwise prohibiting the consummation of the Acquisition and such injunction has become final and non-appealable (provided that the right to terminate this Agreement under this Clause 9.1(a)(i)(D) will not be available to a Party whose breach of any provision of this Agreement has been the primary cause of such injunction) (a “Restraining Order Termination”);

(ii)	by Target:

(A)

if the Bidder or Bidco breaches or fails to perform in any material respect any of its covenants or other agreements contained in this Agreement or if any of its representations or warranties set out in this Agreement are inaccurate, which breach, failure to perform or inaccuracy (1) would result in a failure of any Condition set forth in paragraphs 1, 2, 3, or 5 and (2) is not reasonably capable of being cured by the End Date or, if curable, is not cured by the earlier of (x) the End Date and (y) 30 days following written notice by Target thereof; or

(B)

prior to obtaining the Target Shareholder Approval, if (1) in accordance with Clause 5.2, the Target Board shall have authorized Target to terminate this Agreement under this Clause 9.1(a)(ii)(B) in response to a Target Superior Proposal and (2) substantially concurrently with such termination, in accordance with Clause 5.2, a Target Change of Recommendation shall have occurred and a definitive agreement providing for the consummation of such Target Superior Proposal is duly executed and delivered by all parties thereto and, the Target pays Bidder the Reimbursement Payments (a “Superior Proposal Termination”);

(iii)	by Bidder:

(A)

if Target shall have breached or failed to perform in any material respect any of its covenants or other agreements contained in this Agreement or if any of its representations or warranties set out in this Agreement are inaccurate, which breach, failure to perform or inaccuracy (1) would result in a failure of any Condition and (2) is not reasonably capable of being cured by the End Date or, if curable, is not cured by the earlier of (x) the End Date and (y) 30 days following written notice by Bidder thereof (a “Target Breach Termination”); or

(B)

if, prior to the receipt of the Target Shareholder Approval, (x) a Target Change of Recommendation shall have occurred (a “Change of Recommendation Termination”) or (y) Target has breached (except in de minimis respects) any of its obligations under Clause 5.2 that is not reasonably capable of being cured by the End Date or within 15 days following written notice by Bidder thereof; or

(iv)	by mutual written consent of Target and Bidder, subject to the consent of the Panel (if required).

(b)

Save for termination of this Agreement as set out in Clauses 9.1(a)(ii)(A) and 9.1(a)(iii)(A), neither Target nor Bidder shall be entitled to terminate or rescind this Agreement as a result of any untrue statement or misrepresentation which was relied upon in entering into this Agreement. Nothing in this Clause 9.1(b) or otherwise in this Agreement shall affect either Party’s liability to the other, or the rights and remedies of either Party, in respect of any fraudulent misrepresentation.

(c)	Clause 10 (other than 10.11) and Clause 11 will survive, and continue in full force and effect, notwithstanding the termination of this Agreement.

(d)	Each Party understands and confirms that termination of this Agreement shall:

(i)	be without prejudice to the provisions of Clause 9.2 or the Confidentiality Agreement; and

(ii)	not affect the obligations of each Party to pay the costs and expenses provided in Clause 10.12.

9.2	Certain Effects of Termination

(a)

Subject to Clause 9.2(c), in the event of a Payment Event, the Target shall reimburse Bidder for the Reimbursement Amount (the “Reimbursement Payment”) in immediately available funds within seven days following the Target’s receipt of invoices or written documentation supporting Bidder’s request for a Reimbursement Payment. The Reimbursement Amount will be exclusive of any VAT incurred by Bidder or its Subsidiary attributable to third party costs other than Irrecoverable VAT incurred by Bidder or its Subsidiary.

(b)	The “Payment Events” means where the Parties have issued the Rule 2.7 Announcement and this Agreement is terminated in accordance with Clause 9.1:

(i)	by Bidder pursuant to a Change of Recommendation Termination;

(ii)	by Target pursuant to a Superior Proposal Termination; or

(iii)	all of the following occur:

(A)

this Agreement is terminated (x) by Bidder pursuant to a Target Breach Termination as a result of a material breach or failure to perform any covenant or agreement in this Agreement described in Clause 9.1(a)(iii)(A) that first occurred following the making of a Target Alternative Proposal of the type referenced in the following sub-Clause (B), or (y) by Bidder or Target pursuant to a Non-Approval Termination but if such termination is by Target at such time Bidder would be permitted to terminate this Agreement;

(B)

prior to the Scheme Meeting, a Target Alternative Proposal was publicly disclosed or announced and not withdrawn (or, in the case of a Target Breach Termination as a result of a material breach or failure to perform any covenant or agreement in this Agreement, was made publicly or privately to the Target Board), or any person shall have publicly announced an intention (whether or not conditional) to make a Target Alternative Proposal that has not been withdrawn (it being understood that, for the purposes of this Clause 9.2(b)(iii)(B) each reference to 20% set forth in the definition of Target Alternative Proposal will be deemed to refer to 50%); and

(C)

(x) a Target Alternative Proposal is consummated within 12 months after such termination, or (y) a definitive agreement providing for a Target Alternative Proposal is entered into within 12 months after such termination and is subsequently consummated.

(c)

The Parties acknowledge and agree that in no event will Target be required to pay the Reimbursement Payment on more than one occasion, whether or not the Reimbursement Payment may be payable pursuant to more than one provision of this Agreement at the same or at different times and upon the occurrence of different events. Subject to Clause 10.2(d)(i), the Parties agree that the total amount payable to Bidder by the Target by way of any Reimbursement Payment shall not, in any event, exceed the Cap.

(d)

Bidder and the Target consider that any amounts payable under this Clause 9.2 do not represent consideration for a taxable supply for VAT purposes and agree to use all reasonable efforts to secure that any Reimbursement Payment should not represent consideration for a taxable supply for VAT purposes (including not taking any contrary position in any Tax filing or return or in any correspondence with any Relevant Authority). If and to the extent that any applicable Relevant Authority determines that any Reimbursement Payment is consideration for a taxable supply and that the Target (or any member of a VAT Group of which the Target is a member) is liable to account to a Relevant Authority for VAT in respect of such supply and such VAT is Irrecoverable VAT, then:

(i)

the sum of the total amount payable by the Target by way of any Reimbursement Payment, together with any Irrecoverable VAT arising in respect of the supply for which the Reimbursement Payment is consideration (“Target Irrecoverable VAT”), shall not exceed the Cap and the total amount of the Reimbursement Payment shall be reduced to ensure such;

(ii)

to the extent that the Target has already paid amounts in respect of any Reimbursement Payment the sum of which, when combined with any Target Irrecoverable VAT, exceeds the Cap, Bidder shall repay to Target, by way of a reduction in the amount of the Reimbursement Payment, an amount necessary to ensure that the sum of the total remaining Reimbursement Payment combined with any Target Irrecoverable VAT arising in connection with such does not exceed the Cap; and

(iii)

the Target shall (and shall procure that any applicable member of the Target Group shall) accommodate any reasonable action that Bidder requests, in writing and without delay, to avoid, dispute, defend, resist, appeal or compromise any determination of a Relevant Authority that any Reimbursement Payment is consideration for a taxable supply for VAT purposes and/or that Target or any member of a VAT Group of which the Target is a member is liable to account to the applicable Relevant Authority for VAT in respect of such supply and/or that all or any part of such VAT is Irrecoverable VAT.

(e)

If the Reimbursement Payment is reduced in accordance with Clause 9.2(d) and the Target (or any member of a VAT Group of which the Target is a member) subsequently becomes entitled to recover all, or any part, of the Target Irrecoverable VAT amount as originally applied to the calculation in accordance with Clause 9.2(d) whether by way of credit or refund from the applicable Relevant

Authority, Target shall notify Bidder without delay and the Reimbursement Payment shall be increased to reflect the correct amount of Target Irrecoverable VAT subject to a maximum of the original Reimbursement Payment. However, the increase of the Reimbursement Payment shall be subject to a maximum to ensure at all times that the sum of the total increased Reimbursement Payment combined with any remaining Target Irrecoverable VAT arising in connection with such does not exceed the Cap. Where there is an increase in the Reimbursement Payment in accordance with this Clause 9.2(e), as soon as practicable (and, in any event, within five (5) Business Days of recovering whether by way of credit or refund any such VAT from the applicable Relevant Authority), Target (or the relevant member of a VAT Group of which Target is a member) shall pay to Bidder the appropriate amount by way of an increase in the Reimbursement Payment.

(f)	Bidder confirms that it is established outside of the European Union for VAT purposes and is a taxable person for VAT purposes.

(g)

If this Agreement is terminated pursuant to Clause 9.1, Bidder’s receipt of the Reimbursement Payment and any other amount to the extent owed pursuant to this Clause 9.2 will be the sole and exclusive remedies of (x) Bidder and Bidco and (y) the former, current and future holders of any equity, controlling persons, directors, officers, employees, agents, attorneys, Affiliate (other than Bidder or Bidco), members, managers, general or limited partners, stockholders and assignees of each of Bidder and Bidco (the persons in sub-Clauses (x) and (y) collectively, the “Bidder Related Parties”) against any of (A) the Target and any Affiliate; and (B) the former, current and future holders of any equity, controlling persons, directors, officers, employees, agents, attorneys, any Affiliate, members, managers, general or limited partners, stockholders and assignees of each of the Target and its Affiliate (the persons in sub-Clauses (A) and (B) collectively, the “Target Related Parties”) in respect of this Agreement, the Transactions, any agreement executed in connection herewith and the transactions contemplated hereby and thereby, the termination of this Agreement, the failure to consummate the Transactions or any claims or actions under applicable Laws arising out of any breach, termination or failure. Bidder’s receipt (or the receipt by such other person as Bidder may designate) of the Reimbursement Payment and any other amount to the extent owed will be the only monetary damages the Bidder Related Parties may recover from Target Related Parties in respect of this Agreement, any agreement executed in connection herewith and the transactions contemplated hereby and thereby, the termination of this Agreement, the failure to consummate the Transactions or any claims or actions under applicable Laws arising out of any such breach, termination or failure, and upon payment of such amount, (A) none of the Target Related Parties will have any further liability or obligation to any of the Bidder Related Parties relating to or arising out of this Agreement, any agreement executed in connection herewith or the transactions contemplated hereby and thereby or any matters forming the basis of such termination (except that the Parties (or their respective Affiliates) will remain obligated with respect to, and Bidder may be entitled to remedies with respect to, the Confidentiality Agreement and (B) none of Bidder, Bidco or any other person will be entitled to bring or maintain any Law against any Target Related Party arising out of this Agreement, the Transactions, any agreement executed in connection herewith or the transactions contemplated hereby and thereby or any matters forming the basis for such termination. Notwithstanding the foregoing, this Clause 9.2(g) will not relieve the Target from liability (I) for any Wilful Breach of this Agreement or (II) for any breaches of the Confidentiality Agreement.

(h)

Each of the Parties acknowledges that any amount payable by the Target pursuant to this Clause 9.2, including the Reimbursement Payment, does not constitute a penalty, but rather shall constitute liquidated damages in a reasonable amount that will compensate Bidder for costs incurred by it in connection with this Agreement in the circumstances in which such amounts are due and payable, which amounts would otherwise be impossible to calculate with precision.

(i)

Any amount payable to Bidder pursuant to this Clause 9.2 shall be paid in such amounts and to such persons as Bidder shall designate in writing within seven days of the obligation to make the payment arising.

10.	GENERAL

10.1	Announcements

(a)

Subject to the requirements of applicable Law, the Irish Takeover Rules, a court order, the Securities Act, the Exchange Act, the SEC, the Nasdaq Stock Market Rulebook, or any Relevant Authority (including the Panel), the Parties will consult together as to the terms of, the timing of and the manner of publication of any formal public announcement, document or publication which any Party may make regarding the Transactions, the Scheme or this Agreement. The Parties will give each other a reasonable opportunity to review and comment upon any such public announcement and will not issue any such public announcement, document or publication prior to such consultation, except as may be required by applicable Law, the Securities Act or the Exchange Act, the Nasdaq Stock Market Rulebook, the Irish Takeover Rules, a court order or any Relevant Authority (including the Panel). The Parties agree that the initial press release to be issued with respect to the Transactions will be in the form of the Rule 2.7 Announcement or as otherwise agreed by the Parties.

(b)

For the avoidance of doubt, the provisions of Clause 10.1(a) do not apply to any announcement, document or publication in connection with a Target Alternative Proposal or Target Superior Proposal or a change in the Scheme Recommendation, or any amendment to the terms of the Scheme proposed by Bidder and/or Bidco that would effect an increase in the Consideration whether before or after a withdrawal or adverse modification of the Scheme Recommendation.

10.2	Notices

(a)

Any notice or other communication given or made in connection with this Agreement must be in writing and, unless otherwise stated, may be given in person or by post or e-mail to the address or e-mail address provided for that Party herein.

(b)

Any notice or other communication given or made under this Agreement shall be addressed as provided below and, if so addressed, shall, in the absence of earlier receipt, be deemed to have been duly given or made as follows:

(i)	if delivered in person, at the time of delivery;

(ii)	if posted, two days after being deposited in the post, postage prepaid, in a correctly addressed envelope; and

(iii)	if by email, when received in legible form.

(c)	The relevant notice details for each of the Parties are as follows:

Name	Address	Email / attention
Bidder

XOMA Royalty Corporation	2200 Powell Street, Suite 310 Emeryville, CA 94608	Name / position: Legal Department Email: [**] Name / position: Bradley Sitko Email: [**]

with a copy to: Gibson, Dunn & Crutcher LLP	One Embarcadero Center Suite 2600 San Francisco, CA 94111	Name / position: Ryan A. Murr; Branden Berns Email: rmurr@gibsondunn.com; bberns@gibsondunn.com

Name	Address	Email / attention

Bidco

XRA 5 Corp. c/o XOMA Royalty Corporation	2200 Powell Street, Suite 310 Emeryville, CA 94608	Name / position: Legal Department Email: [**] Name / position: Bradley Sitko Email: [**]

with a copy to:	Mason Hayes & Curran LLP Barrow Street Dublin 4 D01 TR24 Ireland	Justin McKenna, Partner/Anne Harkin/Partner Email: jmckenna@MHC.ie/aharkin@MHC.ie

Target

Caroline Loew Maiken Keson-Brookes	Mural Oncology Plc 10 Earlsfort Terrace Dublin 2 Dublin Ireland D02 T380	Name / position: Caroline Loew, CEO Email: [**] Name / position: Maiken Keson-Brookes, Company Secretary Email: [**]

with a copy to: Christopher McLaughlin David Vos	Arthur Cox LLP 10 Earlsfort Terrace Dublin 2 Dublin Ireland D02 T380	Name / position: Christopher McLaughlin, Partner Email: Christopher.McLaughlin@arthurcox.com Name / position: David Vos, Partner Email: David.vos@arthurcox.com

Stuart M. Falber Mark Nylen Scott Lunin	Wilmer Cutler Pickering Hale and Dorr LLP

Name / position: Stuart M. Falber, Partner

Email: Stuart.Falber@wilmerhale.com

Name / position: Mark Nylen, Partner

Email: Mark.Nylen@wilmerhale.com

Name / position: Scott Lunin, Partner

Email: Scott.Lunin@wilmerhale.com

(d)	A Party to this Agreement shall promptly notify the other Parties of any change to its notice details. That notification shall only be effective on:

(i)	any effective date specified in the notification; or

(ii)

if no effective date is specified or the effective date specified is less than five clear Business Days after the date when notice is received, the date falling five clear Business Days after the notification has been received.

10.3	Assignment

Each Party severally undertakes that it shall not assign, delegate, sub-contract, Encumber, sell, transfer, novate or otherwise dispose of all or any part of the benefit of, or rights, title, interest or obligations under, this Agreement

(whether by way of trust, by such person entering into any sub-participation or sub-contracting agreement, voting agreement or any similar transaction or arrangement with respect to all or any part of such benefits, rights, title, interests, obligations or otherwise) without the prior written consent of the other Parties.

10.4	Counterparts

This Agreement may be executed in any number of counterparts, all of which, taken together, will constitute one and the same agreement, and each Party may enter into this Agreement by executing a counterpart and delivering it to the other Parties (by hand delivery, email or otherwise).

10.5	Amendment and inconsistency with other documents

(a)	No amendment of this Agreement will be binding unless the same will be evidenced in writing duly executed by each of the Parties.

(b)	The terms of this Agreement will prevail over the terms of the Confidentiality Agreement and any other document or agreement to the extent there is any inconsistency.

10.6	Entire agreement

(a)

For the purposes of this Clause, “Pre-contractual Statement” means any agreement (including unexecuted drafts of this Agreement or any other document or instrument being entered into or issued in connection with this Agreement), undertaking, understanding, representation, misrepresentation, warranty, promise, assurance, arrangement, letter or discussion of any nature whatsoever, whether or not in writing, relating to the subject matter of this Agreement or any other agreement entered into in connection with this Agreement made or given by or on behalf of Target at any time prior to the execution of this Agreement (other than the Confidentiality Agreement).

(b)

This Agreement and any documents delivered by the Parties in connection herewith, including the Target Disclosure Schedule, (together with the Confidentiality Agreement) constitutes the complete, entire and exclusive agreement and understanding between the Parties relating to their subject matter.

(c)	Except to the extent expressly repeated in this Agreement or the Confidentiality Agreement, this Agreement and the Confidentiality Agreement supersede and extinguish any Pre-contractual Statement.

(d)

Bidder and Bidco severally acknowledge and represent and warrant that they have not relied on or been induced to enter into this Agreement or any other document or instrument by any Pre-contractual Statement given by Target, its Affiliates or any of their respective Representatives or any other person or any document or instrument referred to in this Agreement and that no such Pre-contractual Statement is to be implied in it whether by virtue or any usage or course of dealing or otherwise, in each case except as expressly set out in this Agreement.

(e)

Save in the case of fraud, neither Bidder nor Bidco shall have any right of action against Target, its Affiliates nor any of their respective Representatives nor shall Target, it Affiliates nor any of their respective Representatives have any liability to Bidder or Bidco (whether in equity, contract or tort (including negligence)), arising out of or in connection with any Pre-contractual Statement, breach of fiduciary duty, misrepresentation or under Section 45 of the Sale of Goods and Supply of Services Act 1980 or for a representation, warranty or undertaking that is not set out in this Agreement or the Confidentiality Agreement.

(f)

Bidder and Bidco each acknowledge that the exclusions set out in this Clause are fair and reasonable for all lawful purposes (including Section 46 of the Sale of Goods and Supply of Services Act 1980).

10.7	Inadequacy of damages

Without prejudice to any other rights and remedies which any other Party may have, each Party (each being, as applicable, for the purposes of this Clause, an “undertaking party”) acknowledges and agrees that the other Parties may be materially harmed by an actual or threatened breach of any of the provisions of this Agreement and that damages alone may not be an adequate remedy for any such breach. Accordingly, each undertaking party acknowledges that each of the other Parties shall be entitled to the remedies of injunction, specific performance and other equitable relief (and the undertaking party agrees that it shall not contest the appropriateness or availability thereof), for any actual or threatened breach of any provision of this Agreement and no proof of special damages shall be necessary for the enforcement by any other Party of its rights under this Agreement.

10.8	Remedies and waivers

No delay or omission by any Party to this Agreement in exercising any right, power or remedy provided by Law or under or in connection with this Agreement shall:

(a)	affect that right, power or remedy; or

(b)	operate as a waiver of it.

The exercise or partial exercise of any right, power or remedy provided by Law or under this Agreement will not preclude any other or further exercise of it or the exercise of any other right, power or remedy. The rights, powers and remedies provided by this Agreement are cumulative and not exclusive of any rights, powers and remedies provided by Law.

10.9	Severability

If at any time any provision of this Agreement (or any part of any provision of this Agreement) is or becomes illegal, invalid or unenforceable in any respect under the Law of any jurisdiction, that will not affect or impair:

(a)

the legality, validity or enforceability in that jurisdiction of any other provision of this Agreement (including the remainder of a provision, where only part thereof is or has become illegal, invalid or unenforceable) in any jurisdiction; or

(b)	the legality, validity or enforceability under the Law of any other jurisdiction of that or any other provision of this Agreement; and

it is agreed by the Parties that a court of competent jurisdiction may sever any such invalid, illegal or unenforceable provision and should any provision of this Agreement be invalid or unenforceable, then such provision will be deemed to have been automatically amended in such a way that, as amended, it is valid, legal and enforceable and to the maximum extent possible carries out the original intent of the Parties as to the matter or matters in question.

10.10	No partnership and no agency

(a)

Nothing in this Agreement and no action taken by the Parties under this Agreement will constitute, or be deemed to constitute, a partnership, association, joint venture or other co-operative entity between any of the Parties.

(b)

Nothing in this Agreement and no action taken by the Parties under this Agreement will constitute, or be deemed to constitute, any Party the agent of any other Party for any purpose. No Party has, under this Agreement, any authority or power to bind or to contract in the name of any other Party.

10.11	Further assurance

Without limitation to the provisions of this Agreement, the Parties shall, and shall procure that each member of their respective Groups shall, issue, execute, or dispatch such documentation in a reasonably timely fashion or take such other actions as is necessary or desirable to facilitate the implementation of the Transactions or carry out the purposes of this Agreement.

10.12	Costs and expenses

Save for the Panel’s document review fees (which will be borne and discharged by Bidder), each Party will pay its own costs and expenses of and incidental to this Agreement, the Acquisition and all other Transactions, except as otherwise provided in this Agreement.

10.13	Third Party Beneficiaries

Except as provided in Clause 7.2, this Agreement is not intended to confer upon any person other than the Parties any rights or remedies under or by reason of this Agreement.

10.14	Non-Survival of Representations and Warranties

None of the representations and warranties in this Agreement shall survive the Completion or the termination of this Agreement.

11.	GOVERNING LAW AND JURISDICTION

11.1	Governing Law

This Agreement shall be governed by, and construed in accordance with, the Laws of the State of Delaware; provided, however, that the Acquisition and the Scheme and matters related thereto (including matters related to the Irish Takeover Rules) shall, to the extent required by the Laws of Ireland, and the interpretation of the duties of directors of Target shall, be governed by, and construed in accordance with, the Laws of Ireland.

11.2	Jurisdiction

Each of the Parties:

(a)

irrevocably and unconditionally consents and submits to the exclusive jurisdiction and venue of the Court of Chancery of the State of Delaware or, to the extent such court does not have subject matter jurisdiction, the Superior Court of the State of Delaware or the United States District Court for the District of Delaware;

(b)	agrees that all claims in respect of such action or proceeding shall be heard and determined exclusively in accordance with Clause 11.2(a);

(c)	waives any objection to laying venue in any such action or proceeding in such courts;

(d)	waives any objection that such courts are an inconvenient forum or do not have jurisdiction over any Party; and

(e)

agrees that service of process in English upon such Party in any such action or proceeding shall be effective if notice is given in accordance with Clause 10.2. Each of the Parties irrevocably agrees that, subject to any available appeal rights, any decision, order, or judgment issued by such above named courts shall be binding and enforceable, and irrevocably agrees to abide by any such decision, order, or judgment.

EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION ARISING OUT OF THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

SCHEDULE 1

INDICATIVE TIMETABLE

SCHEDULE 2

TARGET CONDUCT

At all times from the execution of this Agreement until the earlier of (i) the Effective Time; (ii) the date, if any, on which this Agreement is terminated under Clause 9; and (iii) the date, if any, on which the Scheme or Takeover Offer (as the case may be) lapses or is withdrawn or Bidder and/or Bidco otherwise announces or determines that it will not proceed with the Acquisition (whether by Scheme or Takeover Offer), except as may be required by applicable Law or reasonably undertaken in connection with the Wind-Down Process, or as expressly contemplated or expressly permitted elsewhere in this Agreement or the Rule 2.7 Announcement; or as Disclosed; or to the extent Bidder has given its prior written consent, such consent not to be unreasonably withheld, conditioned or delayed, Target undertakes to and covenants with Bidder and Bidco that it:

1.

will not authorise or pay any dividends on or make any distribution with respect to the outstanding shares in its capital (whether in cash, assets, shares or other securities of any member of the Target Group);

2.	will not undertake any action which is in breach of Rule 21 of the Irish Takeover Rules;

3.

will not, and will procure that its Subsidiary will not, split, combine or reclassify any of its issued share capital, or issue or authorise the issuance of any other securities in respect of, in lieu of or in substitution for, its issued share capital;

4.	will not, and will procure that its Subsidiary will not:

(a)

except under any pre-existing contractual obligations, increase the compensation (including bonus and equity opportunities), severance or termination pay, create new benefits (or increase or modify the existing benefits) payable or provided to any employee or service provider, whether pursuant to any Target Share Plan or otherwise, other than to the extent required by applicable Law or any Target Benefit Plan in effect as of the date hereof;

(b)	hire any new employees or service providers save as reasonably required in connection with the Scheme and/or the Acquisition;

(c)	establish, adopt, enter into, amend or terminate any Target Benefit Plan, except as required to comply with applicable Law; or

(d)

change any actuarial assumptions used to calculate the funding obligations with respect to any Target Benefit Plan or the manner in which contributions to such plan are or made or the basis on which such contributions are determined, except as may be required by applicable Law or any Target Benefit Plan in effect as of the date hereof.

5.

will not, and will not permit any of its Subsidiary to, make any change in financial accounting policies or procedures or any of its methods of reporting income, deductions or other items for financial accounting purposes, except as required by a change in U.S. GAAP, applicable Law or SEC policy;

6.

will not, and will not permit its Subsidiary to, authorise or announce an intention to authorise, or enter into agreements with respect to, any acquisitions of an equity interest in any joint venture arrangement, or acquisitions of an equity interest in or a substantial portion of the assets of any person or any business or division of any such business, or any mergers, consolidations or business combinations (for the purpose of this paragraph each such event an “Investment”), other than as expressly permitted by Clause 5.2 of this Agreement;

7.	will not amend the Memorandum and Articles of Association or any other Organisational Documents and will not permit its Subsidiary to adopt any amendments to its Organisational Documents;

8.

will not, and will procure that its Subsidiary will not, enter into or amend any Contract (other than the termination of existing Contracts in the ordinary course of business and/or in connection with the Wind-down Process);

9.

will not, and will not permit its Subsidiary to, allot, issue, deliver, grant, sell, pledge, dispose of or Encumber, or authorise the allotment, issuance, delivery, grant, sale, pledge, disposition or encumbrance of, any shares in its capital, voting securities or other equity interest in any member of Target Group or any securities convertible into or exchangeable for any such shares, voting securities or equity interest, or any rights, restricted share units, warrants or options to acquire any such shares in its capital, voting securities or equity interest or take any action outside the ordinary course of business to cause to be exercisable any otherwise un-exercisable Target Equity Award (except as otherwise provided by the express terms of any Target Share Plan and Target Equity Award outstanding on the date hereof);

10.

will not, and will not permit its Subsidiary to, directly or indirectly, purchase, redeem or otherwise acquire any shares in its capital or any rights, warrants or options to acquire any such shares in its capital, other than in relation to the valid exercise or settlement of any Target Equity Awards or as otherwise may be agreed with Bidder;

11.

will not, and will procure that its Subsidiary will not, acquire, lease, license or otherwise obtain any properties or assets, or to sell, lease, exclusively license, transfer, exchange, swap or otherwise dispose of, or subject to any Encumbrance, any of its properties or assets, save for:

(a)	dispositions of inventory or equipment in the ordinary course of business and/or the Wind-Down Process;

(b)	for transactions among Target and its Subsidiary in the ordinary course of business consistent with past practices and/or the Wind-Down Process; or

(c)	for dispositions in the ordinary course of business consistent with past practice and/or the Wind-Down Process;

12.

will not, and will not permit its Subsidiary to, redeem, repurchase, prepay (other than prepayments of revolving loans), incur, assume, endorse, guarantee or otherwise become liable for or modify in any adverse respect the terms of any Indebtedness for borrowed money or issue or sell any debt securities or calls, options, warrants or other rights to acquire any debt securities (directly, contingently or otherwise), provided that the foregoing will not prohibit Target and its Subsidiary from making guarantees or obtaining letters of credit or surety bonds for the benefit of commercial counterparties in the ordinary course of business consistent with past practices and/or the Wind-Down Process;

13.	will not, and will procure that its Subsidiary will not, enter into a new line of business;

14.	will not, and will procure that its Subsidiary will not, engage in any merger with any third party save as expressly permitted by Clause 5.2 of this Agreement;

15.	will not, and will not permit its Subsidiary to:

(a)	make, change or revoke any Tax election, change any annual Tax accounting period or method of Tax accounting unless in each case required by applicable Law;

(b)	file any material amended Tax Return or claim for refund of material Taxes;

(c)

settle or compromise material Tax audit or proceeding relating to a amount of Taxes, or claim for refund, or enter into any closing or similar agreement with any Relevant Authority other than entering into the process for claiming tax credits in the ordinary course consistent with past practice; or

(d)	change any tax residency or request any ruling from any Relevant Authority relating to Taxes;

16.	will not, and will not permit its Subsidiary to, make any new capital expenditure, or commit to do so;

Nothing contained in this Agreement will give Bidder or Bidco, directly or indirectly, the right to control or direct the Target Group operations prior to the Effective Time.

SCHEDULE 3

RULE 2.7 ANNOUNCEMENT

SCHEDULE 4

CLOSING NET CASH – PREPAID EXPENSES, RECEIVABLES AND DEPOSITS

IN WITNESS WHEREOF, Bidder, Bidco and Target have duly executed this Agreement, all as of the date first written above.

XOMA Royalty Corporation, as Bidder

By:	/s/ Owen Hughes
Name:	Owen Hughes
Title:	Chief Executive Officer

XRA 5 Corp., as Bidco

By:	/s/ Owen Hughes
Name:	Owen Hughes
Title:	President, Treasurer and Secretary

[Transaction Agreement - Signature Page]

IN WITNESS WHEREOF, Bidder, Bidco and Target have duly executed this Agreement, all as of the date first written above.

Mural Oncology plc, as Target

By:	/s/ Caroline Loew
Name:	Caroline Loew
Title:	Chief Executive Officer

[Transaction Agreement - Signature Page]

Annex B

CONDITIONS OF THE ACQUISITION AND THE SCHEME

The Acquisition and the Scheme will comply with the Irish Takeover Rules, the Irish Companies Act and, where relevant, any applicable requirements of the Exchange Act and the Nasdaq, and will be subject to the terms and conditions set out in this Announcement and to be set out in the Scheme Document. The Acquisition and the Scheme are governed by the Laws of Ireland.

Terms defined in Appendix II shall have the same meaning where used in this Appendix I.

Conditions to the Acquisition and the Scheme

The Acquisition and the Scheme will be subject to the following conditions:

1.

The Acquisition will be conditional upon the Scheme becoming Effective and unconditional by not later than the End Date (or such earlier date as may be specified by the Irish Takeover Panel, or such later date as Mural and XOMA Royalty may, with the consent of the Irish Takeover Panel (if required), agree and (if required) the High Court may allow).

2.	The Scheme will be conditional upon:

2.1

the approval of the Scheme by a majority in number of the members of each class of Mural Shareholders representing at least 75 per cent. in value of the Mural Shares, at the Voting Record Time, held by such holders, present and voting either in person or by proxy, at the Scheme Meeting (or at any adjournment of such meeting);

2.2	each of the Required EGM Resolutions being duly passed by the requisite majority of Mural Shareholders at the EGM (or any adjournment of such meeting) held no later than the End Date;

2.3

the sanction by the High Court (with or without material modification, but subject to any such modification being acceptable to each of XOMA Royalty and Mural), of the Scheme pursuant to Chapter 1 of Part 9 of the Irish Companies Act by no later than the End Date (the date on which the condition in this paragraph 2.3 is satisfied, the “Sanction Date”); and

2.4	delivery of an office copy of the Court Order to the Registrar of Companies within 7 days of the Sanction Date.

3.

XOMA Royalty and Mural have agreed that, subject to paragraph 4 of this Appendix I, the Acquisition will also be conditional upon the following matters having been satisfied or waived on or before the Sanction Date:

General Regulatory and Anti-Trust / Competition

3.1

without limiting the foregoing, all required Clearances of any Governmental Entity under the Antitrust Laws of each Specified Jurisdiction, if any, shall have been obtained and remain in full force and effect and all applicable waiting periods shall have expired, lapsed or been terminated (as appropriate), in each case in connection with the Acquisition;

3.2

no (i) Law, (ii) injunction, restraint or prohibition by any court of competent jurisdiction or (iii) injunction, order, judgment, or prohibition under any Antitrust Law by any relevant authority shall have been issued, made or enacted and shall continue to be in effect which would permanently make illegal, prohibit or prevent consummation of the Acquisition;

Termination of the Transaction Agreement

3.3

the Transaction Agreement not having been terminated as a consequence of any of the following events having occurred (such events (including that set out in the Condition in paragraph 3.4 below) being the events set out in the Transaction Agreement following the occurrence of which the Transaction Agreement may be terminated in accordance with its terms):

(a)	termination by either Mural or XOMA Royalty:

(i)

if the Acquisition is implemented by way of the Scheme, the Scheme Meeting or the EGM have completed and the Scheme Meeting Resolution or the Required EGM Resolutions, as applicable, are not approved by the requisite majorities of Mural Shareholders;

(ii)

if the Effective Time has not occurred by 5:00 p.m., New York City time, on the End Date, provided that the right to terminate the Transaction Agreement pursuant to clause 9.1(a)(i)(B) of the Transaction Agreement will not be available to a Party whose breach of any provision of the Transaction Agreement is the primary cause of the failure of the Effective Time to have occurred by such time;

(iii)

if the Acquisition is implemented by way of the Scheme, the Irish High Court declines or refuses to sanction the Scheme, unless both Mural and XOMA Royalty agree in writing within 30 days of such decision that the decision of the High Court will be appealed; or

(iv)

if an injunction has been entered permanently restraining, enjoining or otherwise prohibiting the consummation of the Acquisition and such injunction has become final and non-appealable (provided that the right to terminate the Transaction Agreement under clause 9.1(a)(i)(D) of the Transaction Agreement will not be available to a Party whose breach of any provision of the Transaction Agreement has been the primary cause of such injunction);

(b)	termination by Mural:

(i)

if XOMA Royalty or Sub breaches or fails to perform in any material respect any of its covenants or other agreements contained in the Transaction Agreement or if any of its representations or warranties set out in the Transaction Agreement are inaccurate, which breach, failure to perform or inaccuracy (1) would result in a failure of any Condition set out in paragraphs 1, 2, 3 or 5 of this Appendix I and (2) is not reasonably capable of being cured by the End Date or, if curable, is not cured by the earlier of (x) the End Date and (y) 45 days following written notice by Mural thereof; or

(ii)

if, prior to obtaining the Mural Shareholder Approval, if (1) in accordance with clause 5.2 of the Transaction Agreement, the Mural Board shall have authorized Mural to terminate the Transaction Agreement under clause 9.1(a)(ii)(B) of the Transaction Agreement in response to a Mural Superior Proposal and (2) substantially concurrently with such termination, in accordance with clause 5.2 of the Transaction Agreement, a Mural Change of Recommendation shall have occurred and a definitive agreement providing for the consummation of such Mural Superior Proposal is duly executed and delivered by all parties thereto and, Mural pays XOMA Royalty the Reimbursement Amounts, or

(c)	termination by XOMA Royalty;

(i)

if Mural shall have breached or failed to perform in any material respect any of its covenants or other agreements contained in the Transaction Agreement or if any of its representations or warranties set out in the Transaction Agreement are inaccurate, which breach, failure to perform or inaccuracy (1) would result in a failure of any Condition and (2) is not reasonably capable of being cured by the End Date or, if curable, is not cured by the earlier of (x) the End Date and (y) 30 days following written notice by XOMA Royalty thereof; or

(ii)

if, prior to the receipt of the Mural Shareholder Approval, (x) a Mural Change of Recommendation shall have occurred or (y) Mural has breached (except in de minimis respects) any of its obligations under clause 5.2 of the Transaction Agreement that is not reasonably capable of being cured by the End Date or within 15 days following written notice by XOMA Royalty thereof; or

3.4	the Transaction Agreement not having been terminated by the mutual written consent of XOMA Royalty and Mural, subject to the consent of the Irish Takeover Panel (if required).

XOMA Royalty Waiver and Invocation of the Conditions

4.

XOMA Royalty, Sub and Mural have agreed that, subject to paragraph 6 of this Appendix I, XOMA Royalty’s obligation to effect the Acquisition will also be conditional upon the following matters having been satisfied (or, to the extent permitted by applicable Law, waived by XOMA Royalty) on or before the Sanction Date:

4.1

(a)

the representations and warranties of Mural set forth in clauses 6.2(a)-(c) (Qualification, Organisation, Subsidiaries, etc.), 6.2(d)-(e) (Capital), 6.2(i) (Corporate Authority Relative to the Transaction Agreement, No Violation), 6.2(k)(B) (No Violation of Organizational Documents) and 6.2(xxx) (Finders or Brokers), of the Transaction Agreement shall be true and correct, except for any de minimis inaccuracies, at and as of the date of the Transaction Agreement and at and as of the Sanction Date as though made at and as of the Sanction Date (or, if such representations and warranties are given as of another specific date, at and as of such date);

(b)

the representations and warranties of Mural set forth in the second sentence of clause 6.2(ff) (Absence of Certain Changes or Events) of the Transaction Agreement shall be true and correct in all respects at and as of the date of the Transaction Agreement and at and as of the Sanction Date as though made at and as of the Sanction Date; and

(c)

the representations and warranties of Mural set forth in the Transaction Agreement (other than the representations and warranties referred to in sub-paragraphs (a) and (b) of this paragraph 4.1) (disregarding all qualifications and exceptions contained therein relating to materiality or Mural Material Adverse Effect) shall be true and correct at and as of the date of the Transaction Agreement and at and as of the Sanction Date as though made at and as of the Sanction Date (or, if such representations and warranties are given as of another specific date, at and as of such date), except, in the case of this paragraph 4.1(c) only, where the failure of such representations and warranties to be true and correct has not had and would not reasonably be expected to have, individually or in the aggregate, a Mural Material Adverse Effect;

4.2

Mural shall have in all material respects performed all obligations and complied with all covenants and agreements required by the Transaction Agreement to be performed or complied with by it prior to the Sanction Date;

4.3

From the date of the Rule 2.7 Announcement to the Sanction Date, there having not been any event, change, effect, development or occurrence that has had, or would reasonably be expected to have, individually or in the aggregate, a Mural Material Adverse Effect; and

4.4

Mural shall have delivered to XOMA Royalty a certificate, dated as of the Sanction Date and signed by an executive officer of Mural, certifying on behalf of Mural to the effect that the conditions set forth in paragraphs 4.1 and 4.2 have been satisfied.

Mural Waiver and Invocation of the Conditions

5.

XOMA Royalty, Sub and Mural have agreed that, subject to paragraph 6 of this Appendix I, Mural’s obligation to effect the Scheme and the Acquisition will also be conditional upon the following matters having been satisfied (or, to the extent permitted by applicable Law, waived by Mural) on or before the Sanction Date:

5.1

Each of the representations and warranties of XOMA Royalty and Sub set out in clause 6.1(a), 6.1(b), 6.1(c) and 6.1(d) of the Transaction Agreement having been true and correct in all material respects at and as of the date of the Transaction Agreement and at and as of the Sanction Date as though made at and as of the Sanction Date (in each case except to the extent that any such representation and warranty speaks as of a particular date, in which case such representation and warranty shall have been true and correct in all material respects as of such particular date);

5.2

Each of the other representations and warranties of XOMA Royalty and Sub set out in clause 6.1 of the Transaction Agreement having been true and correct (read for purposes of this paragraph 5.2 without any qualification as to materiality or XOMA Royalty Material Adverse Effect therein) in all respects at and as of the date of the Transaction Agreement and at and as of the Sanction Date as though made at and as of the Sanction Date (in each case except to the extent that any such representation and warranty speaks as of a particular date, in which case such representation and warranty shall have been true and correct in all respects as of such particular date), except for such failures to be true and correct as have not had and would not reasonably be expected to have, individually or in the aggregate, a XOMA Royalty Material Adverse Effect;

5.3

XOMA Royalty and Sub having performed and complied, in all material respects, with all of the covenants and agreements that the Transaction Agreement requires XOMA Royalty and/or Sub to perform or comply with prior to the Sanction Date; and

5.4	Mural having received a certificate from an executive officer of XOMA Royalty confirming the satisfaction of the conditions set out in paragraphs 5.1, 5.2 and 5.3.

Joint Waiver and Invocation of the Conditions

6.	Subject to the requirements of the Irish Takeover Panel:

6.1

XOMA Royalty and Mural reserve the right (but neither party shall be under any obligation) to waive (to the extent permitted by applicable Law), in whole or in part, all or any of the conditions in paragraph 3 (provided that no such waiver shall be effective unless agreed to by both parties);

6.2	XOMA Royalty reserves the right (but shall be under no obligation) to waive (to the extent permitted by applicable Law), in whole or in part, all or any of the conditions in paragraph 4; and

6.3	Mural reserves the right (but shall be under no obligation) to waive (to the extent permitted by applicable Law), in whole or in part, all or any of the conditions in paragraph 5.

Implementation by way of Takeover Offer

7.

XOMA Royalty and Sub reserve the right, subject to the prior written approval of the Irish Takeover Panel, to implement the Acquisition by way of a Takeover Offer in the circumstances described in and subject to the terms of clause 3.6 of the Transaction Agreement. Without limiting clause 3.6 of the Transaction Agreement, in such event, such offer will be implemented on terms and conditions that are at least as favorable to the Mural Shareholders (except for an acceptance condition set at 80 per cent. of the nominal value of the Mural Shares to which such an offer relates and which are not already in the beneficial ownership of XOMA Royalty so far as applicable) and Mural Equity Award Holders as those which would apply in relation to the Scheme.

Certain further terms of the Acquisition

8.

The Scheme will lapse unless it is Effective on or prior to the End Date (or such later date as Mural and XOMA Royalty may, subject to receiving the consent of the Irish Takeover Panel and the High Court, in each case if required, agree), provided that any Party whose wilful and material breach of any provision of the Transaction Agreement shall have prevented this condition from being satisfied shall be deemed to have waived the requirement that such Effectiveness occur prior to the End Date.

9.

If XOMA Royalty is required to make an offer for Mural Shares under the provisions of Rule 9 of the Irish Takeover Rules, XOMA Royalty may make such alterations to any of the conditions set out in paragraphs 1, 2, 3, 4 and 5 above as are necessary to comply with the provisions of that rule.

10.

The availability of the Acquisition to persons who are not resident in Ireland or the United States may be affected by the laws of the relevant jurisdiction. Any persons who are subject to the laws of, or are otherwise resident in, any jurisdiction other than Ireland or the United States should inform themselves about and observe any applicable requirements.

11.

The Acquisition is not being made, directly or indirectly, in, into or from, or by use of the mails of, or by any means of instrumentality (including, but not limited to, facsimile, e-mail or other electronic transmission, telex or telephone) of interstate or foreign commerce of, or of any facility of a national, state or other securities exchange of, any jurisdiction where to do so would violate the laws of that jurisdiction.

12.	The Acquisition and the Scheme are, to the extent required by the Laws of Ireland, governed by the laws of Ireland.

Annex C

Strictly Confidential

August 19, 2025

Mural Oncology plc

10 Earlsfort Terrace

Dublin 2, D02 T380, Ireland

Attention: Scott Jackson, MBA

Chairman of the Board

Members of the Board of Directors:

We have been advised that Mural Oncology plc, an Irish public limited company (“Mural” or “Target”), proposes to enter into a Transaction Agreement (the “Agreement”), by and among XOMA Royalty Corporation, a Nevada corporation (“XOMA” or “Bidder”), its acquisition subsidiary Bidco (“Bidco”), and the Target pursuant to which Bidco has agreed to acquire Mural by way of a court-sanctioned scheme of arrangement under Part 9, Chapter 1 of the Companies Act 2014 of Ireland (the “Scheme”), subject to the jurisdiction of the High Court of Ireland, and having regard to the requirements of the Irish Takeover Panel (the “Panel”) in accordance with the Irish Takeover Panel Act, 1997, Takeover Rules 2022 (the “Takeover Rules”) and to the terms and conditions set forth therein (the “Acquisition”). The Agreement contemplates that the Acquisition may, with the consent of the Panel where required, be implemented by a Takeover Offer in lieu of the Scheme. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Agreement.

Upon the terms and subject to the conditions set forth in the Agreement, each Mural ordinary share outstanding immediately prior to the Effective Time will be exchanged for a cash amount (the “Consideration”) equal to the sum of (i) the Base Price per Share plus (ii) the Additional Price per Share. The Additional Price per Share will be determined as the Cash Amount per Share minus the Base Price per Share, where the Cash Amount per Share equals Closing Net Cash as of the Closing Net Cash Date (as finally determined in accordance with the provisions in the Agreement) divided by the Target Outstanding Shares. Closing Net Cash is defined, in summary, as (a) Mural’s cash, cash equivalents and marketable securities as of the Closing Net Cash Date, plus specified prepaid expenses, receivables and deposits, less (b) consolidated short- and long-term contractual obligations and monetary liabilities (including Indebtedness) as of the Closing Net Cash Date, Transaction Expenses, Estimated Post-Closing Costs and $5.5 million, in each case as set forth in the Agreement. The Agreement provides a process for Mural to deliver a Closing Cash Schedule ten Business Days prior to the Closing Net Cash Calculation Date and for Bidder to review, dispute and, if necessary, refer unresolved items to an independent accounting firm for binding resolution. Payment of the Consideration will be made following effectiveness of the Scheme in accordance with the Agreement. The terms and conditions of the Acquisition are more fully set forth in the Agreement.

For purposes of rendering our Opinion we have, with your consent, assumed that (i) for analytical purposes, the Closing Net Cash as of the Closing Net Cash Date, as finally determined in accordance with the Agreement, will be $36.2 million, (ii) the Base Price per Share will be $2.035, and (iii) following execution of the Agreement, an Additional Price per Share, if any, will be calculated and become payable to holders of Mural ordinary shares to the extent the Cash Amount Per Share (i.e., Closing Net Cash as of the Closing Net Cash Date divided by the

LUCID CAPITAL MARKETS, LLC

570 Lexington Ave., 40th Floor

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Mural Oncology plc

August 19, 2025

Target Outstanding Shares) exceeds the Base Price per Share, it being understood that such Additional Price per Share shall not be a negative amount and is subject to a maximum amount of $0.205 per Target Share.

In your capacity as members of the Board of Directors of Mural (the “Board of Directors”), you have requested our opinion (our “Opinion”) as to the fairness, from a financial point of view and as of the date hereof, of the Consideration to be received by holders of Mural ordinary shares as set forth in the Agreement.

In connection with our Opinion, we took into account an assessment of general economic, market and financial conditions as well as our experience in connection with similar transactions and securities valuations generally and, among other things. The following review and analyses formed the basis of our Opinion:

•	Reviewed a draft of the Agreement and the Rule 2.7 Announcement, which were the most recent draft made available to us prior to delivery of our Opinion;

•	Reviewed a draft of the scheme document to be circulated to Mural shareholders setting out the terms of the Scheme and containing the information required by Rule 24 of the Irish Takeover Rules;

•

Reviewed and analyzed certain publicly and non-publicly available financial and other information for Mural, including a review of (i) an analysis of Estimated Closing Net Cash prepared by Mural and (ii) the current and historical market prices of Mural ordinary shares;

•	Reviewed and analyzed certain financial terms of the Acquisition as compared to the publicly available financial terms of certain selected cash acquisitions that Lucid deemed relevant;

•	Reviewed and analyzed the potential value to shareholders and related process complexities involved in effecting a liquidation of the Target;

•	Discussed with certain members of the management of Mural the historical and current business operations, financial condition and prospects of Mural; and

•	Reviewed and analyzed such other information and such other factors, and conducted such other financial studies, analyses and investigations, as Lucid deemed relevant for purposes of this Opinion.

We have, with your consent, relied upon the assumption that all information provided to us by Mural and XOMA is accurate and complete in all material respects. We expressly disclaim any undertaking or obligation to advise any person of any change in any fact or matter affecting our Opinion of which we become aware after the date hereof. To the extent that the information reviewed by us includes estimates and forecasts of future performance prepared by or reviewed with management of the Target and Bidder, we have assumed, with your consent, that such estimates and forecasts have been reasonably prepared in good faith on a basis reflecting the best currently available estimates and judgments of the management of the Target and Bidder. We express no opinion with respect to such estimates and forecasts. We have assumed there were no material changes in the assets, liabilities, financial condition, results of operations, business or prospects of Mural or XOMA since the date of the last financial statements of each such company made available to us. We have not obtained any independent evaluations, valuations or appraisals of the assets or liabilities of Mural or XOMA, nor have we been furnished with such materials. In addition, we have not evaluated the solvency or fair value of Target or Bidder under any state, federal or foreign laws relating to bankruptcy, insolvency or similar matters.

Our Opinion does not address any legal, regulatory, tax or accounting matters related to the Acquisition, as to which we have assumed that Mural and the Board of Directors have received, and will continue to receive, such

LUCID CAPITAL MARKETS, LLC

570 Lexington Ave., 40th Floor

New York, NY 10017

Mural Oncology plc

August 19, 2025

advice from legal, tax and accounting advisors as each has determined appropriate. Our Opinion addresses only the fairness from a financial point of view of the Consideration to be received by holders of Mural ordinary shares as set forth in the Agreement.

We express no view as to any other aspect or implication of the Acquisition or any other agreement or arrangement entered into in connection with the Acquisition. Our Opinion is necessarily based upon economic and market conditions and other circumstances as they exist and can be evaluated by us on the date hereof. It should be understood that although subsequent developments may affect our Opinion, we do not have any obligation to update, revise or reaffirm our Opinion and we expressly disclaim any responsibility to do so.

We have not considered any potential legislative or regulatory changes currently being considered or recently enacted by the United States or any foreign government, or any domestic or foreign regulatory body, or any changes in accounting methods or generally accepted accounting principles that may be adopted by the Securities and Exchange Commission (the “SEC”), the Financial Accounting Standards Board, or any similar foreign regulatory body or board.

For purposes of rendering our Opinion we have assumed, with your consent, that except as would not be in any way meaningful to our analysis: (i) the final form of the Agreement will not differ from the draft Agreement that we have reviewed; (ii) the representations and warranties of each party contained in the Agreement are true and correct in all respects; (iii) each party will perform all of the covenants and agreements required to be performed by such party under the Agreement; (iv) the Scheme will be sanctioned by the High Court and become effective in accordance with its terms (or, if applicable, that a Takeover Offer will become or be declared unconditional in all respect); (v) the Consideration will be paid in accordance with the terms of the Agreement; and (vi) the transactions contemplated by the Agreement will be consummated in accordance with the terms of the Agreement, without any waiver or amendment of any term or condition thereof. We have also assumed that all governmental, regulatory and other consents and approvals contemplated by the Agreement or otherwise required for the transactions contemplated by the Agreement will be obtained and that in the course of obtaining any of those consents no restrictions will be imposed, or waivers made that would have an adverse effect on Mural, XOMA or the contemplated benefits of the Acquisition. We have assumed that the Acquisition will be consummated in a manner that complies with the applicable provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all other applicable federal and state statutes and the rules and regulations promulgated thereunder.

It is understood that this letter is intended for the benefit and use of the Board of Directors (in its capacity as such) in its consideration of the financial terms of the Acquisition and, except as set forth in our engagement letter with Mural, dated as of April 14, 2025 (the “Engagement Letter”), may not be used for any other purpose or reproduced, disseminated, quoted or referred to at any time, in any manner or for any purpose without our prior written consent, except that this Opinion may be included in its entirety in any filing related to the Acquisition required to be filed with the SEC, any proxy statement to be mailed to Mural shareholders and any shareholder communication delivered in connection with the Scheme.

This letter does not constitute a recommendation to the Board of Directors as to whether to approve the Acquisition or to any shareholder of Mural or any other person as to how to vote or act with respect to the transactions contemplated by the Agreement (including the Acquisition) or any other matter. While we have

LUCID CAPITAL MARKETS, LLC

570 Lexington Ave., 40th Floor

New York, NY 10017

Mural Oncology plc

August 19, 2025

discussed with management the strategic rationale for the Acquisition in forming our view, our opinion is rendered for the benefit of the Board of Directors in its evaluation of the Acquisition and does not constitute a recommendation of this specific transaction over other alternatives that the Board of Directors may have considered. Our Opinion does not address Mural’s underlying business decision to proceed with the Acquisition or the relative merits of the Acquisition compared to other alternatives available to Mural, or whether the Consideration represents the best price obtainable for holders of Mural ordinary shares. We express no opinion as to the prices or ranges of prices at which shares or the securities of any person, including Mural, will trade at any time, including following the announcement or consummation of the Acquisition, or as to the potential effects of volatility in the credit, financial and stock markets on Mural, XOMA or the transactions contemplated by the Agreement. In addition, you have not asked us to address, and this Opinion does not address, the fairness to, or any other consideration of, the holders of any class of securities, creditors or other constituencies of the Target, other than the fairness from a financial point of view of the Consideration to be received by holders of Mural ordinary shares. We have not been requested to opine as to, and our Opinion does not in any manner address, the amount or nature of compensation to any of the officers, directors or employees of any party to the Acquisition, or any class of such persons, relative to the compensation to be paid to the existing holders of Mural ordinary shares in connection with the Acquisition or with respect to the fairness of any such compensation.

Lucid is an investment bank providing investment banking, brokerage, equity research, institutional sales and trading services. As part of our investment banking services, we are regularly engaged in the valuation of businesses and their securities in connection with mergers, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements and valuations for corporate and other purposes. In accordance with the Engagement Letter, Lucid will receive a fee for rendering our Opinion, as well as a fee for any additional fairness opinion rendered to you, which is not contingent upon consummation of the Acquisition. In addition, Mural has agreed to reimburse our expenses and indemnify us for certain liabilities that may arise out of our engagement. In the two years preceding the date hereof, Lucid has not had a relationship with Mural or its affiliates and has not received any fees from Mural or any of its affiliates. In the two years preceding the date hereof, Lucid has not had a relationship with XOMA or any of its affiliates, and has not received any fees from XOMA or any of its affiliates. Lucid and its affiliates may in the future seek to provide investment banking or financial advisory services to Mural, XOMA and/or their respective affiliates and would expect to receive fees for the rendering of these services, if provided.

In the ordinary course of business, Lucid or certain of our affiliates, as well as investment funds in which we or our affiliates may have financial interests, may acquire, hold or sell long or short positions, or trade or otherwise effect transactions in debt, equity and/or other securities and financial instruments (including bank loans and other obligations) of, or investments in, Mural, XOMA and/or any other party that may be involved in the Acquisition and/or their respective affiliates.

Consistent with applicable legal and regulatory requirements, Lucid has adopted policies and procedures to establish and maintain the independence of our research department and personnel. As a result, our research analysts may hold views, make statements or investment recommendations and/or publish research reports with respect to Mural and the proposed Acquisition that may differ from the views of Lucid’s investment banking personnel.

The Opinion set forth below was reviewed and approved by a fairness opinion committee of Lucid.

LUCID CAPITAL MARKETS, LLC

570 Lexington Ave., 40th Floor

New York, NY 10017

Mural Oncology plc

August 19, 2025

Based upon and subject to the foregoing, including the various assumptions and limitations set forth herein and such other factors that we deem relevant, it is our opinion that, as of the date hereof, the Consideration to be received is fair, from a financial point of view, to the holders of Mural ordinary shares.

Very truly yours,

/s/ Lucid Capital Markets

Lucid Capital Markets, LLC

LUCID CAPITAL MARKETS, LLC

570 Lexington Ave., 40th Floor

New York, NY 10017

Strictly Confidential

August 19, 2025

Mural Oncology plc

10 Earlsfort Terrace

Dublin 2, D02 T380, Ireland

Attention: Scott Jackson, MBA

Chairman of the Board

Members of the Board of Directors:

We have been advised that Mural Oncology plc, an Irish public limited company (“Mural” or “Target”), proposes to enter into a Transaction Agreement (the “Agreement”), by and among XOMA Royalty Corporation, a Nevada corporation (“XOMA” or “Bidder”), its acquisition subsidiary Bidco (“Bidco”), and the Target pursuant to which Bidco has agreed to acquire Mural by way of a court-sanctioned scheme of arrangement under Part 9, Chapter 1 of the Companies Act 2014 of Ireland (the “Scheme”), subject to the jurisdiction of the High Court of Ireland, and having regard to the requirements of the Irish Takeover Panel (the “Panel”) in accordance with the Irish Takeover Panel Act, 1997, Takeover Rules 2022 (the “Takeover Rules”) and to the terms and conditions set forth therein (and in the announcement to be issued jointly by Mural, XOMA and Bidco pursuant to Rule 2.7 of the Takeover Rules (the Rule 2.7 Announcement”) (together, the “Acquisition”). The Agreement and the Rule 2.7 Announcement contemplate that the Acquisition may, with the consent of the Panel where required, be implemented by a Takeover Offer in lieu of the Scheme. In accordance with Rule 3 of the Takeover Rules, we write on behalf of Lucid Capital Markets LLC (“Lucid”) to provide the Board of Directors of Mural with an opinion as to whether the financial terms of the Acquisition are fair and reasonable. Under Rule 3 of the Takeover Rules, you are required as a Board to seek independent financial advice on any offer and the substance and source of the advice shall be made available to the shareholders of Mural. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Agreement.

1. Summary of the Acquisition.

Upon the terms and subject to the conditions set forth in the Agreement and the Rule 2.7 Announcement, each Mural ordinary share outstanding immediately prior to the Effective Time will be exchanged for a cash amount (the “Consideration”) equal to the sum of (i) the Base Price per Share plus (ii) the Additional Price per Share. The Additional Price per Share will be determined as the Cash Amount per Share minus the Base Price per Share, where the Cash Amount per Share equals Closing Net Cash as of the Closing Net Cash Date (as finally determined in accordance with the provisions of the Agreement) divided by the Target Outstanding Shares. Closing Net Cash is defined, in summary, as (a) Mural’s cash, cash equivalents and marketable securities as of the Closing Net Cash Date, plus specified prepaid expenses, receivables and deposits, less (b) consolidated short-and long-term contractual obligations and monetary liabilities (including Indebtedness) as of the Closing Net Cash Date, Transaction Expenses, Estimated Post-Closing Costs and $5.5 million, in each case as set forth in the Agreement. The Agreement provides a process for Mural to deliver a Closing Cash Schedule ten Business Days prior to the Closing Net Cash Calculation Date and for Bidder to review, dispute and, if necessary, refer unresolved items to an independent accounting firm for binding resolution. Payment of the Consideration will be

LUCID CAPITAL MARKETS, LLC

570 Lexington Ave., 40th Floor

New York, NY 10022

Mural Oncology plc

August 19, 2025

made following effectiveness of the Scheme in accordance with the Agreement and the Rule 2.7 Announcement. The terms and conditions of the Acquisition are more fully set forth in the Agreement and the Rule 2.7 Announcement.

For purposes of rendering our Opinion we have, with your consent, assumed that (i) for analytical purposes, the Closing Net Cash as of the Closing Net Cash Date, as finally determined in accordance with the Agreement, will be $ 36.2 million, (ii) the Base Price per Share will be $2.035, and (iii) following execution of the Agreement, an Additional Price per Share, if any, will be calculated and become payable to holders of Mural ordinary shares to the extent the Cash Amount Per Share (i.e., Closing Net Cash as of the Closing Net Cash Date divided by the Target Outstanding Shares) exceeds the Base Price per Share, it being understood that such Additional Price per Share shall not be a negative amount and is subject to a maximum amount of $0.205 per Target Share.

In your capacity as members of the Board of Directors of Mural (the “Board of Directors”), you have requested our opinion (our “Opinion”), as Independent Adviser appointed under Rule 3 of the Takeover Rules, as to whether the financial terms of the Acquisition are fair and reasonable, as far as the shareholders of Mural are concerned.

2. Basis of Opinion.

In providing this Opinion, we have had regard to the General Principles and Rules of the Takeover Rules, including the requirement that all shareholders of the same class be afforded equivalent treatment and that shareholders have sufficient information to reach a properly informed decision on the Acquisition and the Scheme. In connection with our Opinion, we took into account an assessment of general economic, market and financial conditions as well as our experience in connection with similar transactions and securities valuations generally and, among other things. The following review and analyses formed the basis of our Opinion:

•	Reviewed a draft of the Agreement and the Rule 2.7 Announcement, which were the most recent drafts made available to us prior to delivery of our Opinion;

•	Reviewed a draft of the scheme document to be circulated to Mural shareholders setting out the terms of the Scheme and containing the information required by Rule 24 of the Takeover Rules;

•

Reviewed and analyzed certain publicly and non-publicly available financial and other information for Mural, including a review of (i) an analysis of estimated Closing Net Cash prepared by Mural and (ii) the current and historical market prices of Mural ordinary shares;

•	Reviewed and analyzed certain financial terms of the Acquisition as compared to the publicly available financial terms of certain selected cash acquisitions that Lucid deemed relevant;

•	Reviewed and analyzed the potential value to shareholders and related process complexities involved in effecting a liquidation of the Target;

•	Discussed with certain members of the management of Mural the historical and current business operations, financial condition and prospects of Mural; and

•	Reviewed and analyzed such other information and such other factors, and conducted such other financial studies, analyses and investigations, as Lucid deemed relevant for purposes of this Opinion.

LUCID CAPITAL MARKETS, LLC

570 Lexington Ave., 40th Floor

New York, NY 10022

Mural Oncology plc

August 19, 2025

We have, with your consent, relied upon the assumption that all information provided to us by Mural and XOMA is accurate and complete in all material respects. We have assumed that the Scheme will be sanctioned by the High Court of Ireland in accordance with Part 9, Chapter 1 of the Companies Act 2014, and that all applicable requirements of the Takeover Rules, including those relating to disclosure of management incentive arrangements, will be complied with in full. We expressly disclaim any undertaking or obligation to advise any person of any change in any fact or matter affecting our Opinion of which we become aware after the date hereof. To the extent that the information reviewed by us includes estimates and forecasts of future performance prepared by or reviewed with management of the Target and Bidder, we have assumed, with your consent, that such estimates and forecasts have been reasonably prepared in good faith on a basis reflecting the best currently available estimates and judgments of the management of the Target and Bidder. We express no opinion with respect to such estimates and forecasts. We have assumed there were no material changes in the assets, liabilities, financial condition, results of operations, business or prospects of Mural or XOMA since the date of the last financial statements of each such company made available to us. We have not obtained any independent evaluations, valuations or appraisals of the assets or liabilities of Mural or XOMA, nor have we been furnished with such materials. In addition, we have not evaluated the solvency or fair value of Target or Bidder under any state, federal or foreign laws relating to bankruptcy, insolvency or similar matters.

Our Opinion does not address any legal, regulatory, tax or accounting matters related to the Acquisition, as to which we have assumed that Mural and the Board of Directors have received, and will continue to receive, such advice from legal, tax and accounting advisors as each has determined appropriate. Our Opinion addresses only the fairness and reasonableness as far as the shareholders are concerned of the financial terms of the Acquisition as set forth in the Agreement and the Rule 2.7 Announcement.

We express no view as to any other aspect or implication of the Acquisition or any other agreement or arrangement entered into in connection with the Acquisition. Our Opinion is necessarily based upon economic and market conditions and other circumstances as they exist and can be evaluated by us on the date hereof. It should be understood that although subsequent developments may affect our Opinion, we do not have any obligation to update, revise or reaffirm our Opinion and we expressly disclaim any responsibility to do so.

We have not considered any potential legislative or regulatory changes currently being considered or recently enacted by Ireland or any foreign government, or any domestic or foreign regulatory body, or any changes in accounting methods or generally accepted accounting principles that may be adopted by the Securities and Exchange Commission (the “SEC”), the Financial Accounting Standards Board, or any similar foreign regulatory body or board. This Opinion may not be relied upon by any other person without our prior written consent, save as required by the Takeover Rules.

For purposes of rendering our Opinion we have assumed, with your consent, that except as would not be in any way meaningful to our analysis: (i) the final form of the Agreement and the Rule 2.7 Announcement will not differ from the drafts of the Agreement and Rule 2.7 Announcement that we have reviewed; (ii) the representations and warranties of each party contained in the Agreement are true and correct in all respects; (iii) each party will perform all of the covenants and agreements required to be performed by such party under the Agreement; (iv) the Scheme will be sanctioned by the High Court and become effective in accordance with its terms (or, if applicable, that a Takeover Offer will become or be declared unconditional in all respects); (v) the Consideration will be paid in accordance with the terms of the Agreement; and (vi) the transactions

LUCID CAPITAL MARKETS, LLC

570 Lexington Ave., 40th Floor

New York, NY 10022

Mural Oncology plc

August 19, 2025

contemplated by the Agreement will be consummated in accordance with the terms of the Agreement and the Rule 2.7 Announcement, without any waiver or amendment of any term or condition thereof. We have also assumed that all governmental, regulatory and other consents and approvals contemplated by the Agreement and the Rule 2.7 Announcement or otherwise required for the transactions contemplated by the Agreement and the Rule 2.7 Announcement will be obtained and that in the course of obtaining any of those consents no restrictions will be imposed, or waivers made that would have an adverse effect on Mural, XOMA or the contemplated benefits of the Acquisition. We have assumed that the Acquisition will be consummated in a manner that complies with the applicable provisions of the U.S. Securities Act of 1933, as amended, the U.S. Securities Exchange Act of 1934, as amended, and all other applicable federal and state statutes and the rules and regulations promulgated thereunder.

It is understood that this letter is intended for the benefit and use of the Board of Directors (in its capacity as such) in its consideration of the financial terms of the Acquisition and, except as set forth in our engagement letter with Mural, dated as of April 14, 2025 (the “Engagement Letter”), is provided solely for the information of the Board of Directors in connection with its obligations under the Takeover Rules. This Opinion may be disclosed in full to the Panel and may be referred to and, to the extent required, included in the Rule 2.7 Announcement and Scheme Document to be sent to Mural Shareholders, and in any related regulatory or court filings in Ireland.

This letter does not constitute a recommendation to the Board of Directors as to whether to approve the Acquisition or to any shareholder of Mural or any other person as to how to vote or act with respect to the transactions contemplated by the Agreement (including the Acquisition) or any other matter. While we have discussed with management the strategic rationale for the Acquisition in forming our view, our opinion is rendered for the benefit of the Board of Directors in its evaluation of the Acquisition and does not constitute a recommendation of this specific transaction over other alternatives that the Board of Directors may have considered. We express no opinion as to the prices or ranges of prices at which shares or the securities of any person, including Mural, will trade at any time, including following the announcement or consummation of the Acquisition, or as to the potential effects of volatility in the credit, financial and stock markets on Mural, XOMA or the transactions contemplated by the Agreement. In addition, you have not asked us to address, and this Opinion does not address, the fairness to, or any other consideration of, the holders of any class of securities, creditors or other constituencies of the Target, other than the fairness and reasonableness of the financial terms of the Acquisition as far as holders of Mural ordinary shares are concerned. In our capacity as Independent Adviser to the Board of Directors under Rule 3 of the Takeover Rules, we have considered the terms of the Acquisition, including the financial consideration and the arrangements proposed with directors, management, and other stakeholders, and advise the Board that, in our opinion, the financial terms of the Acquisition are fair and reasonable as far as the shareholders of Mural are concerned.

Lucid is an investment bank providing investment banking, brokerage, equity research, institutional sales and trading services. As part of our investment banking services, we are regularly engaged in the valuation of businesses and their securities in connection with mergers, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements and valuations for corporate and other purposes. In accordance with the Engagement Letter, Lucid will receive a fee for rendering our Opinion, as well as a fee for any additional fairness opinion rendered to you, which is not contingent upon consummation of the Acquisition. In addition, Mural has agreed to reimburse our expenses and indemnify us for certain liabilities that may arise out of

LUCID CAPITAL MARKETS, LLC

570 Lexington Ave., 40th Floor

New York, NY 10022

Mural Oncology plc

August 19, 2025

our engagement. In the two years preceding the date hereof, Lucid has not had a relationship with Mural or its affiliates and has not received any fees from Mural or any of its affiliates. In the two years preceding the date hereof, Lucid has not had a relationship with XOMA or any of its affiliates, and has not received any fees from XOMA or any of its affiliates. Lucid and its affiliates may in the future seek to provide investment banking or financial advisory services to Mural, XOMA and/or their respective affiliates and would expect to receive fees for the rendering of these services, if provided.

In the ordinary course of business, Lucid or certain of our affiliates, as well as investment funds in which we or our affiliates may have financial interests, may acquire, hold or sell long or short positions, or trade or otherwise effect transactions in debt, equity and/or other securities and financial instruments (including bank loans and other obligations) of, or investments in, Mural, XOMA and/or any other party that may be involved in the Acquisition and/or their respective affiliates.

Consistent with applicable legal and regulatory requirements, Lucid has adopted policies and procedures to establish and maintain the independence of our research department and personnel. As a result, our research analysts may hold views, make statements or investment recommendations and/or publish research reports with respect to Mural and the proposed Acquisition that may differ from the views of Lucid’s investment banking personnel.

3. Fairness opinion.

The Opinion set forth below was reviewed and approved by a fairness opinion committee of Lucid.

Based upon and subject to the foregoing, including the various assumptions and limitations set forth herein, we have considered the terms of the Acquisition, including the financial terms and the arrangements proposed with directors and management. It is our opinion that, as of the date hereof, the financial terms of the Acquisition are fair and reasonable as far as the shareholders of Mural are concerned.

Very truly yours,

/s/ Lucid Capital Markets

Lucid Capital Markets, LLC

LUCID CAPITAL MARKETS, LLC

570 Lexington Ave., 40th Floor

New York, NY 10022

Annex D

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 10-K

(Mark One)

☒	ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the fiscal year ended December 31, 2024

OR

☐	TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

FOR THE TRANSITION PERIOD FROM    TO

Commission File Number 001-41837

Mural Oncology plc

(Exact name of Registrant as specified in its Charter)

Ireland	98-1748617
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

10 Earlsfort Terrace Dublin 2, D02 T380, Ireland	Not Applicable
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +353-1-905-8020

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, nominal value $0.01 per share	MURA	The Nasdaq Global Market

Securities registered pursuant to Section 12(g) of the Act: None

Indicate by check mark if the Registrant is a well-known seasoned issuer, as defined in Rule 405 of the Securities Act. YES ☐ NO ☒

Indicate by check mark if the Registrant is not required to file reports pursuant to Section 13 or 15(d) of the Act. YES ☐ NO ☒

Indicate by check mark whether the Registrant: (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the Registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. YES ☒ NO ☐

Indicate by check mark whether the Registrant has submitted electronically every Interactive Data File required to be submitted pursuant to Rule 405 of Regulation S-T (§232.405 of this chapter) during the preceding 12 months (or for such shorter period that the Registrant was required to submit such files). YES ☒ NO ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, smaller reporting company, or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company,” and “emerging growth company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☐	Accelerated filer	☐

Non-accelerated filer	☒	Smaller reporting company	☒

		Emerging growth company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Indicate by check mark whether the registrant has filed a report on and attestation to its management’s assessment of the effectiveness of its internal control over financial reporting under Section 404(b) of the Sarbanes-Oxley Act (15 U.S.C. 7262(b)) by the registered public accounting firm that prepared or issued its audit report. ☐

If securities are registered pursuant to Section 12(b) of the Act, indicate by check mark whether the financial statements of the registrant included in the filing reflect the correction of an error to previously issued financial statements. ☐

Indicate by check mark whether any of those error corrections are restatements that required a recovery analysis of incentive-based compensation received by any of the registrant’s executive officers during the relevant recovery period pursuant to §240.10D-1(b). ☐

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act). YES ☐ NO ☒

The aggregate market value of the ordinary shares held by non-affiliates of the registrant (without admitting that any person whose shares are not included in such calculation is an affiliate) computed by reference to the price at which the ordinary shares were last sold as of the last business day of the registrant’s most recently completed second fiscal quarter was $32,178,017.

As of February 28, 2025, the registrant had 17,228,291 ordinary shares outstanding.

DOCUMENTS INCORPORATED BY REFERENCE

The registrant intends to file a definitive proxy statement pursuant to Regulation 14A relating to the 2024 Annual General Meeting of Shareholders within 120 days of the end of the registrant’s fiscal year ended December 31, 2024. Portions of such definitive proxy statement are incorporated by reference into Part III of this Annual Report on Form 10-K to the extent stated herein.

D-i

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This Annual Report on Form 10-K includes forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act and Section 21E of the Securities Exchange Act of 1934, as amended, that involve substantial risks and uncertainties. All statements contained in this Annual Report, other than statements of historical facts, including statements about future events, future financial position, business strategy, budgets, projected costs, plans and objectives of management for future operations, are forward-looking statements that involve certain risks and uncertainties. Use of the words “may,” “will,” “would,” “could,” “should,” “believes,” “estimates,” “projects,” “potential,” “expects,” “plans,” “seeks,” “intends,” “evaluates,” “pursues,” “anticipates,” “continues,” “designs,” “impacts,” “affects,” “forecasts,” “target,” “outlook,” “initiative,” “objective,” “designed,” “priorities,” “goal” or the negative of those words or other similar expressions may identify forward-looking statements that represent our current judgment about possible future events, but the absence of these words does not necessarily mean that a statement is not forward-looking.

Forward-looking statements are based on our current expectations and assumptions regarding our business, the economy and other future conditions. Because forward-looking statements relate to the future, by their nature, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. As a result, our actual results may differ materially from those contemplated by the forward-looking statements. Forward-looking statements in this Annual Report include statements about, among other things:

•	our post-Separation (as defined below) relationships with Alkermes plc (the “Former Parent” or “Alkermes”), third parties, collaborators and our employees;

•	our ability to operate as a standalone company and execute our strategic priorities;

•

the initiation, timing, progress, results, and cost of our research and development programs and our current and future preclinical studies and clinical trials, including statements regarding the timing of initiation and completion of studies or trials and related preparatory work, the periods during which the results of the trials will become available, and our research and development programs;

•	our ability to efficiently discover and develop product candidates;

•

our ability and the potential of third parties to successfully manufacture our drug substances and product candidates for preclinical use, for clinical trials, and on a larger scale, for commercial use, if approved;

•	the ability and willingness of our third-party strategic collaborators to continue research and development activities relating to our development candidates and product candidates;

•	our ability to obtain funding for our operations necessary to complete further development and commercialization of our product candidates;

•	our ability to obtain and maintain regulatory approval of our product candidates;

•	the safety profile and related adverse events of our product candidates;

•	our ability to commercialize our products, if approved;

•	the pricing and reimbursement of our products, if approved;

•	the implementation of our business model, and strategic plans for our business and product candidates;

•	the scope of protection we are able to establish and maintain for intellectual property rights covering our product candidates;

•	estimates of our future expenses, revenue, capital requirements, and our needs for additional financing;

•

the potential benefits of strategic collaboration agreements, our ability to enter into strategic collaborations or arrangements, and our ability to attract collaborators with development, regulatory and commercialization expertise;

•	future agreements with third parties in connection with the commercialization of product candidates and any product, if approved;

•	the size and growth potential of the markets for our product candidates, and our ability to serve those markets;

•	our financial performance;

•	the rate and degree of market acceptance of our product candidates;

•	regulatory developments in the U.S. and relevant non-U.S. countries and the impact of U.S. and non-U.S. laws and regulations;

•	our ability to contract with third-party suppliers and manufacturers and their ability to perform adequately;

•	our ability to manufacture, or have manufactured, our products or product candidates;

•	the success of competing therapies that are or may become available;

•	our ability to attract and retain key scientific or management personnel;

•	potential indemnification liabilities that we may owe to the Former Parent following the separation of its oncology business, resulting in our being a standalone public company (the “Separation”);

•

the tax treatment of the Separation and the distribution of our ordinary shares to the Former Parent’s shareholders (the “Distribution”) and the limitations imposed on us under the tax matters agreement that we have entered into with the Former Parent;

•

the impact of global economic and political developments on our business, including rising inflation and interest rates, capital market disruptions, bank failures, government shutdowns, economic sanctions and economic slowdowns or recessions that may result from such developments which could harm our research and development efforts as well as the value of our ordinary shares and our ability to access capital markets; and

•	other risks and uncertainties, including those under the caption “Risk Factors.”

See Part I, Item 1A, “Risk Factors” for a further description of important factors that could cause actual results to differ materially from those in the forward-looking statements. Although we have attempted to identify important risk factors, there may be other risk factors not presently known to us or that we presently believe are not material that could cause actual results and developments to differ materially from those made in or suggested by the forward-looking statements contained in this Annual Report. If any of these risks materialize, or if any of the above assumptions underlying forward-looking statements prove incorrect, actual results and developments may differ materially from those made in or suggested by the forward-looking statements contained in this Annual Report. For the reasons described above, we caution you against relying on any forward-looking statements, which should also be read in conjunction with the other cautionary statements that are included elsewhere in this Annual Report and our other filings with the Securities and Exchange Commission. Any forward-looking statement made by us in this Annual Report speaks only as of the date thereof. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to publicly update or to revise any forward-looking statement, whether as a result of new information, future developments, or otherwise, except as may be required by law.

Throughout this Annual Report on Form 10-K, unless the context requires otherwise, all references to “Mural,” “the Company,” “we,” “our,” “us” or similar terms refer to Mural Oncology plc, together with its consolidated subsidiaries.

SUMMARY OF THE MATERIAL RISKS ASSOCIATED WITH OUR BUSINESS

Our business is subject to a number of risks that, if realized, could materially affect our business, prospects, operating results and financial condition. These risks are discussed more fully in the “Risk Factors” section of this Annual Report on Form 10-K. These risks include, but are not limited to, the following:

•	Because we have a limited operating history as a standalone company, valuing our business and predicting our prospects is challenging.

•	Our financial condition raises substantial doubt as to our ability to continue as a going concern.

•	We may not achieve some or all of the expected benefits of the Separation.

•

Our business has incurred significant losses and we anticipate that we will continue to incur significant losses for the foreseeable future. We have no products approved for commercial sale and have not generated any revenue from product sales. We may never generate any revenue or become profitable or, if we achieve profitability, we may not be able to sustain it.

•

We will need to raise additional funding to advance our product candidates, which may not be available on acceptable terms, or at all. If we are unable to obtain additional funding when needed, we may have to delay or scale back some of our programs or grant rights to third parties to develop and market our product candidates.

•

Our business is highly dependent on the success of our lead product candidate, nemvaleukin alfa, as well as the other product candidates in our pipeline. If we are unable to successfully complete clinical development of, obtain regulatory approval for, or commercialize our product candidates, or if we experience delays in doing so, our business will be materially harmed.

•

Biopharmaceutical product development involves a lengthy and expensive process, with an uncertain outcome. We may incur additional unexpected costs or experience delays in completing, or ultimately be unable to complete, the development and commercialization of our product candidates.

•

Delays or difficulties in the enrollment of patients in our clinical trials could cause our clinical development activities to be delayed or otherwise adversely affected, which could materially impact our business.

•

If our clinical trials fail to replicate positive results from earlier preclinical studies or clinical trials conducted by us or third parties, we may be unable to successfully develop, obtain regulatory approval for, or commercialize our product candidates.

•

Side effects, serious adverse events, or other undesirable properties could arise from the use of our product candidates and, in turn, could delay or halt clinical trials, delay or prevent regulatory approval, result in a restrictive label for our products, if approved, or result in significant negative consequences following any marketing approval.

•	We may not be successful in our efforts to identify or discover additional product candidates.

•

The regulatory approval process for our product candidates will be lengthy, time-consuming and inherently unpredictable and we may experience significant delays in the clinical development and regulatory approval, if any, of our product candidates.

•	Manufacturing of biological products is complex, and we may experience manufacturing problems that result in delays in our development or commercialization programs.

•	We face substantial competition, which may result in others discovering, developing or commercializing products before or more successfully than we do.

•

We rely on third parties to conduct certain aspects of our preclinical studies and clinical trials. If these third parties do not successfully carry out their contractual duties, meet expected deadlines or comply with regulatory requirements, we may not be able to obtain regulatory approval for, or commercialize, our product candidates.

•	We have not yet manufactured our product candidates on a commercial scale and expect to rely on third parties to produce and process commercial quantities of our product candidates, if approved.

•

We could be unsuccessful in obtaining or maintaining adequate patent protection for one or more of our product candidates, or the scope of our patent protection could be insufficiently broad, which could result in competition and a decrease in the potential market share for our product candidates.

•

If the Separation and the Distribution from the Former Parent, in relevant part and together with certain related transactions, do not qualify as transactions that are tax-free for U.S. federal income tax purposes, certain U.S. subsidiaries of the Former Parent and the Former Parent’s shareholders could be subject to significant tax liabilities, and we could be required to indemnify the Former Parent or its subsidiaries for material taxes pursuant to indemnification obligations under the tax matters agreement which we entered into with the Former Parent in connection with the Separation.

•

We are an “emerging growth company” and a “smaller reporting company” and the reduced disclosure requirements applicable to emerging growth companies and smaller reporting companies may make our ordinary shares less attractive to investors.

•

The price of our ordinary shares is subject to volatility related or unrelated to our operations. An active trading market for our ordinary shares may not develop or be sustained and our shareholders may not be able to resell their ordinary shares.

•

We are incorporated under the laws of Ireland. Irish law differs from the laws in effect in the U.S. and might afford less protection to the holders of our securities, and any actual or potential takeover offer for us will be subject to the Irish Takeover Rules.

PART I

Item 1. Business.

Overview

We are a clinical-stage oncology company focused on discovering and developing immunotherapies that may meaningfully improve the lives of patients with cancer. By leveraging our core competencies in immune cell modulation and protein engineering, we have developed a portfolio of investigational cytokine therapies designed to address areas of unmet need for patients with a variety of cancers. Our lead product candidate, nemvaleukin alfa (“nemvaleukin”), is an investigational, engineered cytokine fusion protein that selectively binds to the intermediate-affinity interleukin-2 (“IL-2”) receptor. Nemvaleukin is designed to preferentially activate antitumor cytotoxic effector natural killer (“NK”) cells and CD8+ T cells while minimizing the expansion of immunosuppressive T regulatory cells (“Tregs”). In ARTISTRY-1, our clinical proof of concept study, nemvaleukin generated durable responses as a single agent and in combination with pembrolizumab across a range of tumor types. Nemvaleukin is currently in two potentially registrational trials, the ARTISTRY-6 (Cohort 2) trial for the treatment of mucosal melanoma as a monotherapy and the ARTISTRY-7 trial for the treatment of platinum-resistant ovarian cancer (“PROC”) in combination with pembrolizumab. We expect to report overall survival (“OS”) results for the interim analysis for our ARTISTRY-7 trial in PROC late in the first quarter or early in the second quarter of 2025 and topline results for Cohort 2 of our ARTISTRY-6 trial in mucosal melanoma in the second quarter of 2025. In addition to nemvaleukin, we are also developing engineered therapies targeting the interleukin-18 (“IL-18”) and interleukin-12 (“IL-12”) pathways, which have demonstrated therapeutic potential in third-party preclinical and clinical studies. We nominated product candidates for our IL-18 and IL-12 programs in 2024, and we are currently conducting investigational new drug (“IND”)-enabling studies for our IL-18 candidate.

What are Cytokines?

Cytokines are biologically active proteins that play an essential role in immune cell function. These proteins regulate immune responses by acting as chemical messengers for the body’s immune cells through receptor site binding. In patients with cancer, cytokines can help prime, expand, activate, and/or enhance activity of the immune system to recognize and eliminate tumor cells. Because of these characteristics, various cytokine pathways have been investigated as cancer immunotherapies. However, administering unmodified cytokines as therapeutics can present challenges, including narrow therapeutic indexes and unmanageable side effect profiles. For example, while high dose recombinant human IL-2 (“rhIL-2”) has been shown to be an effective treatment, having demonstrated complete and durable responses in patients with metastatic melanoma and renal cell carcinoma (“RCC”), use of rhIL-2 has been significantly limited due to associated toxicities such as capillary leak syndrome (“CLS”) and end-organ dysfunction, which can be severe and life-threatening.

Our Programs

We are developing a portfolio of immunotherapies currently focused on proinflammatory cytokines that leverages our significant immune cell modulation expertise and protein engineering capabilities. When developing product candidates, we apply a consistent analytical framework to focus on targets with sound biologic rationale and what we believe to be a surmountable technical challenge (e.g., overexpansion of Tregs) that has limited the mechanism to date. Once a target is identified, we apply our protein engineering capabilities to design a molecule that we believe can address the technical challenge. Our multi-faceted approach to cytokine engineering is aimed at maximizing the utility of identified cytokines and includes binding selectivity, tumor-targeting, half-life modification and in-vivo assembly. As shown in the figure below, our approach has yielded three distinct investigational immuno-oncology programs, each based on unique design approaches that we believe are potentially best suited for each cytokine:

Multi-Faceted Immuno-Oncology Approach to Molecular Design Grounded in Strong Scientific Rationale

Nemvaleukin Alfa

We used our protein engineering approach to design the molecular structure of nemvaleukin, our lead product candidate. Nemvaleukin is engineered to selectively bind to the intermediate-affinity IL-2 receptor (“IL-2R”) complex and preferentially expand tumor-killing immune cells, such as CD8+ T cells and natural killer cells (“NK cells”), with minimal expansion of immunosuppressive Tregs. Nemvaleukin is an intrinsically active, stable fusion protein and, once administered, does not degrade to unmodified IL-2, which we believe contributes to its potential for enhanced tolerability.

Objective Criteria to Assess Change in Tumor Burden. We assessed clinical response in ARTISTRY-1, our Phase 1/2 clinical proof of concept study for nemvaleukin in which nemvaleukin is administered intravenously (“IV nemvaleukin”), using the Response Evaluation Criteria in Solid Tumors guidelines version 1.1 (“RECIST 1.1”). RECIST 1.1 is a standardized and well-established method of tumor measurement commonly used in solid tumor oncology clinical trials.

Objective response rate (“ORR”), often used in oncology clinical trials, is the percentage of evaluable patients who had a complete response (“CR”) or partial response (“PR”), and disease control rate (“DCR”) is the percentage of evaluable patients who had a CR, PR, or stable disease (“SD”).

The nemvaleukin clinical program includes the completed ARTISTRY-1, ARTISTRY-2, and ARTISTRY-3 trials and two ongoing clinical trials, ARTISTRY-6, and ARTISTRY-7.

ARTISTRY-1 Clinical Trial. ARTISTRY-1 was designed to assess the safety, tolerability and preliminary efficacy of nemvaleukin as monotherapy and in combination with pembrolizumab, and to select the recommended Phase 2 dose (“RP2D”) of IV nemvaleukin dosed on days one to five of the dosing cycle. ARTISTRY-1 was a global, multicenter, open-label study with three parts: Part A (dose-escalation monotherapy, 46 subjects), Part B (dose-expansion monotherapy, 47 subjects with melanoma and 27 subjects with RCC), and Part C (combination therapy with pembrolizumab, 166 subjects including 43 subjects rolled over from Part A or Part B). The primary endpoints were the incidence of dose limiting toxicities (Part A), the incidence and severity of treatment-emergent adverse events (Parts A, B, and C), and the ORR based on RECIST 1.1 (Parts B and C). As ARTISTRY-1 was not designed to generate treatment comparisons, these endpoints are summarized descriptively.

We observed objective responses with nemvaleukin as monotherapy at the RP2D of 6 µg/kg/day in RCC and melanoma including cutaneous and mucosal subtypes. In ARTISTRY-1, among six evaluable mucosal melanoma patients as of March 27, 2023, we observed two PRs (one confirmed, which means it meets the RECIST 1.1 criteria for a PR in two consecutive scans) and two patients with SD, representing an ORR of 33.3% and an overall DCR of 66.7%.

Nemvaleukin in combination with pembrolizumab has shown responses across both PD(L)1 inhibitor approved and unapproved tumor types, with complete and durable responses in multiple tumor types. A durable response is a response with a duration that exceeds the response generally observed with standard of care treatment. In the context of high unmet need disease states such as mucosal melanoma and PROC and taking into account standard of care treatment in these disease states, we regard a response that exceeds six months as durable. In ARTISTRY-1, 4% of patients on the combination regimen had CRs, 10% had PRs and an additional 10% had SD for a duration of over 6 months. Confirmed CRs were noted in PROC, melanoma and Hodgkin’s lymphoma. The median duration of response was 65.0 weeks. Among 14 evaluable patients with PROC as of March 27, 2023, treatment with nemvaleukin in combination with pembrolizumab resulted in two CRs and two PRs (one confirmed), with a median duration of response of 65.5 weeks, and six patients with SD, representing an overall response rate of 28.6% and an overall DCR of 71.4%. In ARTISTRY-1 (Part C), for example, one patient with PROC began treatment in February 2020, achieved a 55% reduction (a PR per RECIST 1.1 criteria) in tumor at Cycle 4, and complete resolution of the tumor twenty cycles later (a CR per RECIST 1.1 criteria). This patient remained on treatment for over two years. In addition to the responses in PROC, we also observed objective responses, or patients with PRs or CRs, in breast, bladder, cervical, head and neck, non-small-cell lung, esophageal, colorectal, pancreatic, Hodgkin’s lymphoma, melanoma, and RCC when nemvaleukin was administered in combination with pembrolizumab. All ARTISTRY-1 data is provided as of the dates noted herein; the final database lock occurred on September 27, 2023.

ARTISTRY-2 Clinical Trial. ARTISTRY-2 was a Phase 1/2 trial that evaluated safety, anti-tumor activity, and pharmacokinetics/pharmacodynamics of subcutaneous (“SC”) nemvaleukin as monotherapy and in combination with pembrolizumab in patients with advanced solid tumors. The Phase 1 trial explored doses ranging from 0.6 to 6 mg in a once every seven day (“Q7D”) regimen and doses ranging from 1 mg to 10 mg in a once every 21 days (“Q21D”) regimen. Based on the tolerability, pharmacodynamics and antitumor activity from Phase 1 of ARTISTRY-2, the RP2D of subcutaneous nemvaleukin was identified as 3 mg Q7D. In Phase 2 of ARTISTRY-2, subcutaneous nemvaleukin at the RP2D plus pembrolizumab was administered to 59 patients in the following solid tumor cohorts: non–small-cell lung cancer, squamous cell carcinoma of the head and neck, gastric and gastroesophageal junction cancer, and PROC. Antitumor activity was observed, including two confirmed PRs in PROC, one confirmed PR in non-small-cell lung cancer and one unconfirmed PR (uPR) in squamous cell carcinoma of the head and neck. The final results were reported as of August 17, 2023. In conclusion, subcutaneous nemvaleukin at the RP2D of 3 mg Q7D plus pembrolizumab was generally well tolerated and demonstrated limited antitumor activity in patients with refractory solid tumors.

ARTISTRY-3 was a Phase 1/2 open-label trial of IV nemvaleukin in patients with selected advanced solid tumors who had previously received standard of care treatment(s). Cohort 1 evaluated the on-treatment changes in the tumor microenvironment (“TME”) with nemvaleukin dosed on days one to five of the dosing cycle. Cohort 2 evaluated doses between 10 µg/kg and 40 µg/kg across three dosing schedules of less frequent intravenous (“IV”) dosing (“LFIV”): once per three-week dosing cycle; days one and eight of a three-week dosing cycle; and days one and four of a three-week dosing cycle. After reviewing the safety and pharmacokinetic/pharmacodynamic data in collaboration with our safety review committee, LFIV 30 µg/kg administered on days one and eight of a three-week dosing cycle was selected as the RP2D.

ARTISTRY-6 and ARTISTRY-7 Clinical Trials. We are currently evaluating nemvaleukin in two potentially registrational studies: ARTISTRY-6, a Phase 2 study in which Cohort 2 is evaluating IV nemvaleukin as a monotherapy in patients with advanced mucosal melanoma, and ARTISTRY-7, a Phase 3 study which is evaluating IV nemvaleukin in combination with pembrolizumab in patients with PROC. The U.S. Food and Drug Administration (“FDA”) has granted Orphan Drug designation (“ODD”) to nemvaleukin for the treatment of mucosal melanoma. The FDA also has granted Fast Track designation (“FTD”) to nemvaleukin for the treatment of mucosal melanoma and to nemvaleukin in combination with pembrolizumab for the treatment of PROC. We expect to report OS results for the interim analysis for our ARTISTRY-7 trial in PROC late in the first quarter of 2025 or early in the second quarter of 2025 and topline results for Cohort 2 of our ARTISTRY-6 trial in mucosal melanoma in the second quarter of 2025.

ARTISTRY-6 is an ongoing global, Phase 2 multi-center, open-label cohort study of nemvaleukin monotherapy in patients with advanced cutaneous melanoma or advanced mucosal melanoma. This study evaluates SC nemvaleukin in Cohort 1, five-day IV dosing of nemvaleukin in Cohort 2 and LFIV dosing of nemvaleukin in Cohort 3 and Cohort 4. ARTISTRY-6 is planned to enroll approximately 180 patients, including approximately 90 patients with advanced cutaneous melanoma and 92 patients with advanced mucosal melanoma. Subjects will be enrolled into one of four cohorts based on tumor type: advanced cutaneous melanoma (Cohorts 1, 3 and 4) and advanced mucosal melanoma (Cohort 2). The targeted sample size for Cohort 1 was 40. The targeted sample size for Cohort 2 was increased from 70 to 90 in January 2024 in order to provide a more robust assessment of the response rate. Cohort 3 and Cohort 4 are planned to evaluate the LFIV dosing of nemvaleukin at RP2D (30 µg/kg) as a monotherapy or in combination with pembrolizumab, respectively. The planned enrollment for these two cohorts in total is approximately 50 patients with cutaneous melanoma. The primary endpoint for each cohort is ORR based on RECIST 1.1 while secondary endpoints include duration of response, progression-free survival (“PFS”), DCR, time to response, and safety and tolerability. The study endpoints will be summarized descriptively and analyzed and reported separately for each cohort and dosing schedule tested in the study. Cohort 1, Cohort 2 and Cohort 3 have completed enrollment. We expect to provide topline results for the potentially registrational Cohort 2 in the second quarter of 2025. If the data is positive, we may, after discussion with the FDA, submit a Biologics License Application (“BLA”) for nemvaleukin for the treatment of mucosal melanoma. Cohort 3 preliminary results are expected to be reported in the first half of 2025 and Cohort 4 preliminary results are expected to be reported in the second half of 2025, subject to patient enrollment.

ARTISTRY-7 is a global, Phase 3 multicenter, open-label, randomized study of IV nemvaleukin in combination with pembrolizumab compared to investigator’s choice chemotherapy in patients with platinum-resistant epithelial ovarian, fallopian tube, or primary peritoneal cancer. The primary endpoint was changed in January 2024 from PFS to OS, with PFS and ORR as secondary efficacy endpoints. The rationale for the change in primary endpoint is our belief that OS is the more appropriate endpoint to objectively demonstrate clinical benefit in the target population, especially taking into consideration the poor prognosis of PROC patients and the number of previous lines of systemic therapy allowed per protocol for the trial. Additionally, we believe OS is the preferred endpoint in this setting among regulatory agencies and payors and may also better capture the effects of an immuno-oncology doublet combination therapy as compared to a PFS endpoint. This study enrolled 456 patients across four arms: approximately 187 patients in the combination therapy arm, 27 patients in the pembrolizumab monotherapy arm, 55 patients in the nemvaleukin monotherapy arm, and approximately 187 patients in the investigator’s choice chemotherapy arm. Summary statistics will be provided by treatment arm, and a statistical comparison will be conducted between the combination therapy arm and the chemotherapy arm. The pembrolizumab and nemvaleukin monotherapy arms are included in the study to discern the treatment effect of nemvaleukin and pembrolizumab individually; we do not plan to conduct statistical comparison on these arms. For each of ARTISTRY-6 and ARTISTRY-7, we have established an independent data monitoring committee that, pursuant to its charter, periodically reviews the accruing clinical trial data. ARTISTRY-7 has reached the 75% of OS events necessary for the planned interim analysis. The data remains blinded to us until after the independent data monitoring committee has reviewed the interim analysis. If the hazard ratio meets the pre-specified bar for success at the interim analysis (0.727, or a 27.3% reduction in the risk of death assuming exactly 215 OS events), we plan to submit a BLA for nemvaleukin in combination with pembrolizumab for the treatment of PROC to the FDA in 2025. If the hazard ratio does not meet the statistical threshold for success at the interim analysis and the company deems the study to have a high probability of success for the final analysis, we expect to continue the trial to the protocol-specified final OS analysis, where the maximum hazard ratio for success is 0.788, or a 21.2% reduction in the risk of death, assuming exactly 286 OS events. We expect that we would report these final OS results, if the study continues to final analysis, in the second quarter of 2026, subject to event accrual.

If we receive marketing approval for nemvaleukin in the U.S. for the treatment of either PROC or mucosal melanoma, we may pursue similar marketing authorizations in other jurisdictions.

To explore nemvaleukin’s potential broad utility and ability to offer more flexible and convenient options to patients, caregivers, and providers, we are also evaluating subcutaneous dosing and alternative IV dosing frequencies in a variety of studies. ARTISTRY-2 and Cohort 1 of ARTISTRY-6 were designed to evaluate subcutaneous dosing of nemvaleukin. ARTISTRY-3 and Cohort 3 and Cohort 4 of ARTISTRY-6 are designed to evaluate nemvaleukin in a less frequent IV dosing regimen.

Our IL-18 and IL-12 Programs

We are also developing engineered IL-18 and IL-12 cytokines. In the fourth quarter of 2024, we nominated two development candidates: MURA-8518 for our IL-18 program and MURA-7012 for our IL-12 program. MURA-8518 is designed to be a half-life extended, binding protein-resistant IL-18 in order to overcome the native cytokine’s limitations as a therapeutic. MURA-7012 is comprised of targeted split IL-12 sub-units that preferentially self-assemble at the tumor site and are designed to limit systemic exposure. For each cytokine pathway, we have developed what we believe is an innovative protein engineering solution designed to address the therapeutic limitations of the native molecules. We expect to submit an IND application or a Clinical Trial Application (“CTA”) for MURA-8518 in the first half of 2026.

Our Strategy

Our goal is to discover and develop immunotherapies that may help meaningfully improve the lives of patients with cancer. Leveraging our immune cell modulation expertise and protein engineering capabilities, we aim to discover, develop and ultimately commercialize immunotherapies designed to address serious unmet patient needs. Key elements of our strategy include:

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Progress nemvaleukin from clinical development to commercialization, as monotherapy for the treatment of mucosal melanoma and in combination with pembrolizumab for the treatment of PROC. We are developing nemvaleukin, a novel IL-2 variant, in two potentially registrational trials, Cohort 2 of ARTISTRY-6 and ARTISTRY-7, which, to our knowledge, make nemvaleukin the IL-2 variant furthest advanced in clinical development. Cohort 2 of ARTISTRY-6 is evaluating nemvaleukin as monotherapy in patients with advanced mucosal melanoma. This trial was designed based on the objective responses observed with nemvaleukin monotherapy in ARTISTRY-1 in melanoma, both cutaneous and mucosal types, validating the potential therapeutic benefit of nemvaleukin in this setting. We expect to report topline results from Cohort 2 of ARTISTRY-6 in mucosal melanoma in the second quarter of 2025. ARTISTRY-7 is evaluating nemvaleukin in combination with pembrolizumab in patients with PROC. We plan to report interim analysis OS results for ARTISTRY-7 late in the first quarter or early in the second quarter of 2025. If the data from either, or both, of these potentially registrational clinical trials are positive, we may submit a BLA to the FDA for marketing approval in the United States (“U.S.”)

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Expand nemvaleukin’s development into additional tumor types for which scientific rationale supports nemvaleukin’s therapeutic potential. The IL-2 pathway is a key regulator of the body’s immune response. Selective binding to the intermediate affinity IL-2R, as observed with nemvaleukin, is associated with the ability to expand and activate antitumor effector cells including CD8+ T cells and NK cells, with minimal expansion of Tregs, which are associated with immune suppression. We believe these pharmacodynamic properties, in combination with nemvaleukin’s clinical profile to date, support nemvaleukin’s potential utility in a range of tumor types, whether as monotherapy or in combination with other treatments. Across ARTISTRY-1 and ARTISTRY-2, our completed Phase 1/2 studies which evaluated the efficacy, safety and tolerability of nemvaleukin in monotherapy and combination settings, objective responses have been observed in a wide array of solid tumors, including in difficult-to-treat tumors for which checkpoint inhibitors (“CPIs”) are not approved and in patients with tumors that progressed following CPI treatment. In the nemvaleukin monotherapy setting, responses were observed in RCC and melanoma. Using nemvaleukin in combination with pembrolizumab, objective responses were observed in breast, bladder, cervical, gastrointestinal, head and neck, Hodgkin’s lymphoma, lung, melanoma, ovarian and RCC. Based on these responses, and subject to both the availability of funding and the results of ARTISTRY-6 and ARTISTRY-7, we plan to explore the potential of nemvaleukin in a number of additional tumor types.

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Explore the next generation of dosing for nemvaleukin. We believe that nemvaleukin has potential to be utilized across a range of tumor types and in combination with multiple treatment options. The initial IV nemvaleukin dosing regimen that we have studied is daily times five in three-week cycles, which was modeled after the currently approved high-dose rhIL-2 dosing schedule. To explore nemvaleukin’s potential broad utility and ability to offer more flexible and convenient options to patients, caregivers, and providers, we are also evaluating alternative IV dosing frequencies. We expect preliminary data readout of Cohort 3 of ARTISTRY-6, evaluating an LFIV regimen of nemvaleukin in cutaneous melanoma in the first half of 2025. We expect a preliminary data readout of Cohort 4 of ARTISTRY-6, an evaluation of an LFIV does of nemvaleukin in combination with pembrolizumab in patients with cutaneous melanoma, in the second half of 2025, subject to patient enrollment.

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Advance our IL-18 and IL-12 programs towards clinical development. We believe there is significant opportunity for the development of additional cytokines as therapeutic treatments in cancer. IL-18 and IL-12 are cytokines that have shown potential in preclinical and clinical studies of third-party product candidates targeting the IL-18 and IL-12 pathways. IL-18 is a potent cytokine that plays a key role in reinvigorating exhausted T cells and activating different subsets of immune cells, resulting in potential anti-tumor activity. IL-12 is another potent, proinflammatory cytokine that plays a key role in the body’s response to pathogen infection, by signaling through the IL-12 receptor complex on T cells, among others. However, both IL-18 and IL-12 have been limited in their development due to limitations of the native molecules, such as limited activity in the case of IL-18 due to neutralizing IL-18BP and systemic toxicity in the case of IL-12. With our advanced immune cell modulating expertise and protein engineering capabilities, we have developed programs designed to leverage IL-18 and IL-12 biology and address the therapeutic limitations of the native molecules. For IL-18, we engineered biologically active variants that are resistant to IL-18BP neutralization and with enhanced PK properties. For IL-12, we developed tumor-targeted IL-12 subunits that preferentially assemble and activate immune cells within the tumor to minimize systemic exposure. In the fourth quarter of 2024, we nominated two development candidates: MURA-8518 for our IL-18 program and MURA-7012 for our IL-12 program. MURA-8518 is designed to be a half-life extended, binding protein-resistant IL-18 to overcome the native cytokine’s limitations as a therapeutic. Mural expects to submit an IND or CTA for MURA-8518 in the first half of 2026.

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Continue to advance our sophisticated protein engineering capabilities through strategic investment. We have substantial cytokine and protein engineering expertise, and we continue to seek to build and improve upon our existing capabilities. Our multi-faceted engineering approach, aimed at maximizing cytokine utility, includes binding selectivity, tumor-targeting, half-life modification and in-vivo assembly. We plan to continue to invest in our capabilities with the goal of developing and delivering meaningful therapeutic options to patients with cancer.

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Establish an integrated development and commercial capability. We currently own worldwide development and commercialization rights to each of our development programs and product candidates. Subject to regulatory approval, we plan to commercialize our product candidates in key geographies. For example, in January 2023, we announced that the UK’s Medicines and Healthcare Products Regulatory Agency (the “MHRA”) had granted an Innovation Passport designation for nemvaleukin for the treatment of mucosal melanoma, under the UK’s Innovative Licensing and Access

Pathway (the “ILAP”), and we intend to continue the application process of designating nemvaleukin under the ILAP. In addition, to maximize the potential of our product candidates and reach the broadest number of patients, we may selectively seek partnerships or collaborations to develop and/or commercialize our product candidates.

Disease and Investigational Therapeutic Background

Cancer Immunotherapies and Cytokines

The introduction of immunotherapies has ushered in a new era of cancer treatments and has brought significant benefits for patients beyond those achieved with previous standards of care such as chemotherapy, radiotherapy, and surgery. The goal of immunotherapy is to harness the natural immune system to fight cancer. Immunotherapy approaches have evolved and expanded to consider a multitude of mechanisms targeting multiple steps across the cancer immunity cycle. These include targeting of immunoinhibitory pathways (e.g., immune CPIs) and immunostimulatory pathways (e.g., IL-2 and antitumor vaccines). Checkpoint modulation has driven the growth of the immuno-oncology field and is forecasted to reach approximately $100 billion by 2027 according to GlobalData Thematic Research: Immuno-Oncology; however, there remains significant unmet need for patients.

Cytokines are biologically active proteins that play an essential role in immune cell function within both innate and adaptive elements of the immune system. Cytokines regulate immune responses by acting as chemical messengers for the body’s immune cells through receptor site binding. Interleukins, such as IL-2, IL-12, IL-18 and interferon alpha (“IFN-α”), are specific types of cytokines produced primarily by cells of the immune system to signal and organize immune responses. In cancer, cytokines can help prime, expand, activate, and/or enhance activity of the immune system to recognize and eliminate tumor cells. Because of these characteristics, various cytokines have been investigated as cancer immunotherapies.

Despite advances in immunotherapy, significant unmet need remains, as not all patients are able to derive benefit from existing immunotherapies, and further, certain of those patients who initially respond to existing immunotherapies experience a subsequent relapse in their cancer. With respect to cytokines specifically, although high-dose rhIL-2 and IFN-α are approved immunotherapies, cytokine therapies have not achieved broad therapeutic success due to a variety of limitations, including limited efficacy and severe toxicity. Additional research and new approaches to harness the potential of immunotherapies, including cytokine immunotherapies, are needed.

IL-2 Pathway as a Therapeutic Target

The IL-2 pathway is an important and validated target in the immuno-oncology field. IL-2 is a naturally occurring cytokine that plays a pivotal role in regulating immune responses and can activate both immunosuppressive and antitumor mechanisms. IL-2 binds both the high-affinity trimeric IL-2R complex expressed on immunosuppressive CD4+ Tregs and vascular endothelial cells, and the intermediate-affinity dimeric IL-2R complex expressed predominantly on subsets of cells associated with antitumor activity including CD8+ T cells and NK cells.

High-dose rhIL-2 was one of the first approved immuno-oncology agents. It has been shown to be an effective treatment, demonstrating complete and durable responses, including in metastatic melanoma and RCC. In certain cases, patients with RCC remained disease free for ten years following surgical resection of residual disease. However, in clinical studies, only a fraction of patients achieved complete responses using this therapy; 6% in metastatic melanoma patients and 7% in metastatic RCC patients. Further, the use of high-dose rhIL-2 has been significantly limited due to associated toxicities such as CLS and end-organ dysfunction, which can be severe and life-threatening.

Mechanistically, the therapeutic potential of high-dose rhIL-2 is thought to be limited due to its potent binding to the high-affinity IL-2R, resulting in preferential expansion of immunosuppressive Tregs, and due to the toxicities associated with upregulation of the high-affinity IL-2R on vascular endothelial cells.

A long-standing challenge in the immuno-oncology field has been to design a molecule that can leverage, and expand upon, the established antitumor effects of high-dose rhIL-2 while mitigating its hallmark toxicities. We believe this may be accomplished by designing a therapy that preferentially activates the intermediate affinity IL-2R, as described below in the section titled “Nemvaleukin Program.”

IL-18 Pathway

IL-18 is a potent stimulator of innate and adaptive immunity that has been shown to activate CD8+ T cells and NK cells. IL-18 was initially discovered as an interferon gamma (“IFN-g”)–inducing factor and recent research has shown IL-18’s functional capacity to reinvigorate exhausted T cells and mature dendritic cells. However, the observed activity in third-party clinical studies of IL-18 has been limited by rapid upregulation of the checkpoint protein IL-18BP, which neutralizes and inhibits IL-18 signaling.

IL-12 Pathway

IL-12 is a heterodimeric protein consisting of two covalently linked subunits, p35 and p40, whose antitumor activity is driven through activation of both innate and adaptive immune compartments and production of immune-stimulating cytokines. IL-12 is recognized as a highly potent proinflammatory cytokine that has shown preclinical responses and clinical activity when delivered intratumorally by strongly activating CD8+ T and NK cells. However, the clinical utility of IL-12 therapy has been limited due to severe toxicities.

Potential for Combination Therapies

Strategic combinations of therapies with complementary—and potentially synergistic—mechanistic effects may enhance the effectiveness of cancer treatments. For example, combining immunotherapies that target different steps in the cancer immunity cycle may provide an opportunity to enhance antitumor activity. Immunotherapy in combination with chemotherapy or radiotherapy may result in further enhancement of tumor killing and an increased durability of response. Additionally, combining immunotherapies with targeted therapies is another potential approach that may yield a synergistic benefit to augment antitumor effects.

Our Approach

We are developing immunotherapies designed to optimize immune cell activity, a key driver of immune response, to treat a variety of cancers and improve patient outcomes. We are initially focused on proinflammatory cytokines, which can modulate multiple immune pathways and act across several phases of the cancer immunity cycle. Our investigational cytokine-based therapies are designed to expand, activate, and reinvigorate T cells and NK cells, while aiming to mitigate the negative effects associated with unmodified cytokines.

Cytokines have the potential to be potent immunotherapies against cancer. However, using unmodified cytokines as therapeutics presents challenges, including narrow therapeutic indexes and unmanageable side effect profiles. Furthermore, there are challenges in transforming cytokines into immunotherapies that are specific to each cytokine. Leveraging our significant immune cell modulation expertise and protein engineering capabilities, we approach each cytokine in a customized fashion with the goals of addressing its specific limitations and seeking to optimize its impact on immune cell activities. Our approach has yielded three distinct investigational immuno-oncology programs, each based on unique design approaches that we believe are potentially best suited for each cytokine.

When developing our therapeutic candidates, we apply a consistent analytical framework to focus on targets with sound biologic rationale and what we believe to be a surmountable technical challenge (e.g., overexpansion of Tregs) that has limited the mechanism to date. Once a mechanism is identified, we apply our protein engineering capabilities to design a molecule that we believe can address the technical challenge. Our multi-faceted approach to cytokine engineering is aimed at maximizing the utility of identified cytokines, and includes binding selectivity, tumor-targeting, half-life modification and in-vivo assembly.

Our Programs

Our Pipeline

Leveraging our protein engineering capabilities, we have advanced our lead product candidate, nemvaleukin, into potentially registrational clinical trials. In addition to nemvaleukin, we have also applied our protein engineering capabilities to MURA-8518, our IL-18 product candidate, and MURA-7012, our IL-12 product candidate, which are currently in preclinical development. Our preclinical and clinical-stage pipeline showing the current status of nemvaleukin development across multiple indications and of our IL-18 and IL-12 product candidates is shown in the figure below.

Preclinical and Clinical-Stage Pipeline Overview

Nemvaleukin Program

Goal

Our nemvaleukin program seeks to leverage and expand upon the established antitumor effects of high-dose rhIL-2, while mitigating its hallmark toxicities. We believe a molecule that achieves this goal could have potential applicability beyond those indications for which high-dose rhIL-2 therapy is approved, across a broad range of tumor types and as a complementary combination partner to a wide range of therapeutic approaches to cancer.

Systematic Approach and Differentiation

We have taken an intentional and systematic approach throughout our development of nemvaleukin, from the structure of the molecule to its clinical development, including designing the clinical development program to assess whether nemvaleukin could replicate and potentially expand the established clinical activity of high-dose rhIL-2, as measured by RECIST 1.1, while mitigating its associated toxicities. We believe that nemvaleukin is differentiated from other IL-2 variants in development by its unique molecular design and resulting pharmacology, and the clinical development approach that we have taken:

•

Molecule Design: Nemvaleukin’s unique molecular design arises directly from the natural biology of IL-2 and its receptors, which are leveraged to confer differentiated properties. Nemvaleukin is an engineered, stable fusion protein that selectively binds to the intermediate-affinity IL-2R complex. Nemvaleukin is designed to be inherently active without requiring any metabolic or proteolytic conversion, does not degrade into native IL-2 and has shown a distinctive pharmacodynamic profile.

•

Clinical Rationale: We designed nemvaleukin’s development program to assess whether nemvaleukin could recapitulate the clinical activity of high-dose rhIL-2. We have observed nemvaleukin monotherapy activity in cancers for which high-dose rhIL-2 obtained regulatory approval, such as in RCC and melanoma. Nemvaleukin in combination with pembrolizumab has also shown, in some subjects in our clinical trials, durable responses in a range of tumor types.

•

Development Program: Our current clinical development program for nemvaleukin is differentiated and tailored to address key unmet needs in the oncology treatment paradigm, with a focus on difficult-to-treat tumors for which CPIs are not approved (e.g., PROC) or where patients have progressed following CPI treatment (e.g., mucosal melanoma). In the future, we plan to expand nemvaleukin’s development into additional tumor types for which scientific rationale supports nemvaleukin’s therapeutic potential.

Design of the Nemvaleukin Molecule

Nemvaleukin is an investigational, engineered cytokine designed to potentially capture and expand the therapeutic benefits of high-dose rhIL-2. Nemvaleukin selectively binds to the intermediate-affinity IL-2R to preferentially activate antitumor effector cells, including CD8+ T cells and NK cells, while mitigating both IL-2-associated expansion of Tregs, which dampen immune responses against cancer, and activation of vascular endothelial cells that express the high-affinity IL-2R, which are associated with severe toxicities, including vascular leak syndrome.

To achieve this selectivity for the intermediate affinity IL-2R, we focused on the natural biology of IL-2 and its receptors, which we leveraged to confer differentiated properties to nemvaleukin. As shown in the figure below, nemvaleukin consists of a fusion between IL-2 and IL2R alpha (“IL-2Rα”), which sterically occludes, or spatially blocks, nemvaleukin from binding to the high-affinity receptor. By combining the native IL-2 and IL-2Rα sequences, we engineered a stable fusion protein that is designed to be highly selective for the intermediate affinity IL-2 receptor. Furthermore, nemvaleukin is designed to be inherently active without requiring any metabolic or proteolytic conversion, and does not degrade into native IL-2, which is associated with a lack of receptor binding specificity and hallmark IL-2 toxicity. These properties ensure that the molecule is immediately active and precludes conversion to a potentially more toxic form of IL-2.

Nemvaleukin Molecule Design

This molecule design has been supported by the clinical data we have generated to date. Cell expansion data from ARTISTRY-1 has shown that nemvaleukin expanded and activated cancer fighting CD8+ T cells and NK cells both systemically and in the tumor microenvironment (“TME”). We believe that activation and expansion of these effector cells in the periphery may be crucial in driving anti-tumor responses. Importantly, consistent with its design strategy, nemvaleukin has been shown in clinical studies to cause minimal expansion of immunosuppressive Tregs, which dampen immune responses against cancer. Together, these exploratory translational analyses from clinical studies revealed that nemvaleukin drives a favorable shift in the ratio of effector CD8+ T and NK cells to immunosuppressive Tregs. We believe these properties of nemvaleukin may widen its potential therapeutic window.

Property	Potential Benefit
Selective binding to the intermediate-affinity IL-2R	Preferentially expands antitumor effector cells, including CD8+ T cells and NK cells with limited effect on Tregs, which have been shown to dampen immune responses against cancer, and mitigates activation of vascular endothelial cells, which are associated with severe toxicities, including vascular leak syndrome, both systemically and in the TME

Intrinsically stable fusion protein that does not degrade to IL-2	Remains selective for the intermediate-affinity IL-2R, (as compared to native IL-2 that is preferential to the high-affinity IL-2R, which is associated with a lack of receptor binding specificity and hallmark IL-2 toxicity)

Does not include non-natural/synthetic sequences or additional functionality	Designed to limit the potential for undesired off-target effects or counterproductive activities (e.g., immunogenicity)

Does not require or undergo metabolic or proteolytic conversion	Designed to be an inherently and immediately active molecule upon administration

The figure below shows exploratory results from peripheral immune cell expansion analyses from Part A of ARTISTRY-1. The graphic shows the absolute count of immune cell expansion over time. In this cohort, administration of nemvaleukin resulted in dose-dependent expansion of CD8+ T cells and NK cells with minimal non-dose-dependent effects on Tregs. Our ongoing, potential registrational clinical trials are evaluating whether, and the manner in which, the clinical pharmacodynamic data may correlate with response to treatment in mucosal melanoma and PROC.

Clinical Pharmacodynamic Effects of Nemvaleukin

Immune cell expansion

Cycles 1 – 2

Total NK cells
Total CD8+ T cells
FOXP3+ Treg
Absolute count (cells/∝L blood)
2000
1500
1000
500
0
0
5
10
15
20
25
30
35
40
Day
Cycle 1 (14 days)
Cycle 2 (21 days)

Data are from the 6 μg/kg cohort in Part A of ARTISTRY-1. Data are mean + SD (N=12).
Vaishampayan et al. Oral Abstract 2500 presented at ASCO 2022. Abbrev: NK: natural killer; Tregs: regulatory T cells

Nemvaleukin Clinical Data To-Date

The nemvaleukin clinical program includes the completed ARTISTRY-1, ARTISTRY-2, and ARTISTRY-3 trials and two ongoing clinical trials, ARTISTRY-6 and ARTISTRY-7.

ARTISTRY-1

ARTISTRY-1, a global, open-label Phase 1/2 study, was the first-in-human study of IV nemvaleukin and generated our largest and most mature clinical data set. Its clinical trial design and dosing regimen are described in the figure below.

ARTISTRY-1 Trial Design and Dosing Regimen

NCTO2799095

1.	Patients from Parts A and B could roll over to Part C upon progression or stable disease (after > 4 cycles) on monotherapy.

2.	Nemvaleukin daily Q5D, then off treatment for 9 days (cycle 1) or 16 days (cycle 2+).

3.	ORR assessed by investigator (RECIST v1.1)

4.	Nemvaleukin 3 µg/kg/d in C1-C4, 6 µg/kg/d in C5-C7. PD-L1 approved/unapproved indication based on FDA prescribing information and may have changed over time.

We established a clear set of objectives for ARTISTRY-1, designed to demonstrate nemvaleukin’s differentiated profile.

First, we aimed to validate nemvaleukin’s molecular design by demonstrating a dose-dependent and selective expansion of CD8+ and NK cells, with minimal expansion of Tregs, as described above.

Second, we sought to demonstrate that this immunological response could translate into clinical activity, with a focus on demonstration of monotherapy antitumor activity in tumor types where high-dose rhIL-2 obtained regulatory approval, as we believed this an essential element of validating potential therapeutic benefit and supporting advancement of our clinical program.

Third, we designed ARTISTRY-1 to evaluate nemvaleukin’s potential clinical benefit in combination with pembrolizumab in a wide range of advanced solid tumor types, including both anti-programmed death 1 (“PD-1”) and PD-L1 approved and unapproved tumors, and in CPI-experienced patients and patients rolling over from the nemvaleukin monotherapy cohorts.

Finally, we aimed to establish a differentiated safety and tolerability profile for nemvaleukin, both as monotherapy and in combination with pembrolizumab, with a particular focus on mitigation of the hallmark toxicities associated with high-dose IL-2.

Monotherapy Activity

ARTISTRY-1 Part B was designed to assess single-agent safety and antitumor activity in patients with RCC or melanoma, two tumor types where high-dose rhIL-2 has shown monotherapy activity. We enrolled a total of 74 patients in Part B in an RCC cohort or a melanoma cohort. In contrast to the original studies evaluating high-dose rhIL-2, which were conducted more than 20 years ago and before the discovery of CPIs and other targeted agents, the majority of patients in the ARTISTRY-1 Part B monotherapy cohorts were previously treated with CPIs and had progressed during treatment. Patients in these cohorts had a median of two to three prior lines of treatment, although some patients had up to eight prior lines of treatment.

Clinically meaningful responses were observed with nemvaleukin monotherapy in both patients with RCC and melanoma. All responders had been previously treated with CPI therapy and their disease had progressed. Overall, as of the data cut-off date of March 27, 2023, 10 objective responses (7 confirmed) were observed in the Part B monotherapy cohorts. In the melanoma cohort, among 46 evaluable patients, two PRs (one confirmed) were observed in patients with mucosal melanoma and four PRs (three confirmed) were observed in patients with cutaneous melanoma. In the RCC cohort, among 22 evaluable patients, four PRs (three confirmed) were observed. See figures below for details on the melanoma monotherapy cohort, including ORR, DCR, and time on therapy. All ARTISTRY-1 data is provided as of the dates noted herein.

The swimmers plot graphic below outlines the duration of treatment across the melanoma cohort patient population, as well as observed responses and durability of response. As of the data cut-off date of March 27, 2023, a number of the monotherapy responders had been on treatment for over a year, including one mucosal melanoma patient who had been on therapy for over two years.

IV Nemvaleukin Monotherapy Responses in Melanoma (Part B)

The table below summarizes our clinical data in the melanoma monotherapy cohort as of the data cut-off date of March 27, 2023.

IV Nemvaleukin Monotherapy Response Summary in Melanoma (Part B)

	All[a,b] (n=46)	Mucosal (n=6)
Best overall response, n (%)
CR	—	—
PR	6 (13.0)[c]	2 (33.3)[d]
SD	30 (65.2)	2 (33.3)
PD	10 (21.7)	2 (33.3)
ORR, n (%) [95% CI]	6 (13.0) [4.9-26.3][c]	2 (33.3) [4.3-77.8][d]
DCR[f], n (%) [95% CI]	36 (78.3) [63.6-89.1][c]	4 (66.7) [22.3-95.7][d]
DOR in weeks[e], Mean (SD)	40.77 (55.604)[c]	78.2 (101.9)[d]
Median (range)	16.75 (6.1-150.3)	78.2 (6.1-150.3)

a Excludes 1 patient who did not meet tumor-evaluable criteria. b Patients with mucosal, cutaneous, uveal, acral included in ‘All’. c Includes four confirmed PRs, two unconfirmed PRs. d One confirmed PR. e DOR for Part B only and does not include patients who rolled over to Part C; some patients may still be on treatment. DCR is defined as the proportion of patients with objective evidence of CR, PR, or SD. For SD, no minimal interval from the study entry is required.

CR = complete response; PR = partial response; SD = stable disease; PD = progressive disease; ORR = objective response rate; DCR = disease control rate; DOR = duration of response; CI = confidence interval

As shown in the table above, among the six evaluable patients in this study with mucosal melanoma, a challenging patient population with limited treatment options, nemvaleukin monotherapy resulted in two PRs (one confirmed) and two patients achieved stable disease, representing an overall DCR of 66.7%.

These data supported the FDA’s grant of ODD and FTD, and an ILAP designation by the MHRA, in each case for nemvaleukin for the treatment of mucosal melanoma and led to our design and initiation of our ongoing ARTISTRY-6 trial, which includes potentially registrational Cohort 2, being conducted in patients with advanced mucosal melanoma.

Combination Activity with Pembrolizumab

ARTISTRY-1 Part C was a dose expansion cohort of the study that evaluated the efficacy and safety of nemvaleukin in combination with pembrolizumab across a variety of cohorts, including in patients with CPI-unapproved tumor types and patients from Parts A and B who had progressed or showed stable disease after at least four cycles on monotherapy.

Responses were observed across a range of tumor types, with several patients continuing on therapy at the time of the data cut-off on March 27, 2023. Overall, among the 144 evaluable patients in ARTISTRY-1 Part C, 24 objective responses were observed (five CRs, 19 PRs (14 confirmed)).

These responses were observed in both PD-1 and PD-L1 approved and unapproved tumor types including melanoma, ovarian, esophageal, cervical, bladder, breast, pancreatic, colorectal, renal cell, Hodgkin’s lymphoma, lung, and head and neck cancer.

Of particular note, among 14 evaluable patients with PROC, two CRs and two PRs (one confirmed) were observed, and six patients achieved stable disease, representing an overall DCR of 71.4%. Importantly, the median duration of response was 65.5 weeks. These data supported the FDA’s grant of FTD for nemvaleukin in combination with pembrolizumab in PROC and led to the design and initiation of ARTISTRY-7, another potentially registrational study of nemvaleukin, which is currently ongoing.

The chart below describes the experience of the 42 patients in Cohort 1 of Part C in ARTISTRY-1. This cohort included patients who were pretreated with PD-L1 unapproved medications. The 14 PROC patients described previously were in this cohort.

ARTISTRY-1 Part C Combination Responses (Unapproved Tumor Type Cohorts)

PD-L1 unapproved cohorts (Cohort 1)

Ovarian cancer (5)
Ovarian cancer (2)
Ovarian cancer (5)
Breast cancer (8)
Ovarian cancer (6)
Esophageal cancer (1)
Ovarian cancer (6)
Breast cancer (7)
Colorectal cancer (3)
Sarcoma (2)
Pancreatic cancer (3)
Ovarian cancer (5)
Head and neck cancer (3)
Colorectal cancer (4)
Colorectal cancer (6)
Ovarian cancer (2)
Non-small-cell lung cancer (2)
Colorectal cancer (2)
Sarcoma (3)
Ovarian cancer (5)
Colorectal cancer (3)
Colorectal cancer (4)
Ovarian cancer (3)
Colorectal cancer (2)
Ovarian cancer (3)
Ovarian cancer (5)
Colorectal cancer (3)
Sarcoma (8)
Colorectal cancer (3)
Colorectal cancer (4)
Ovarian cancer (2)
Ovarian cancer (6)
Breast cancer (3)
Colorectal cancer (6)
Sarcoma (1)
Uterine cancer (6)
Sarcoma (4)
Sarcoma (2)
Ovarian cancer (4)
Colorectal cancer (2)
Pancreatic cancer (2)
Ovarian cancer (3)
Patients (prior lines of therapy)
OC1
OC2
OC3
OC4
ES
PC
6 mo
12 mo
18 mo
24 mo
30 mo
36 mo
42 mo
48 mo
54 mo
0 8 16 24 32 40 48 56 64 72 80 88 96 104 112 120 128 136 144 152 160 168 176 184 192 200 208 216 224
Duration of treatment, weeks
SD
PD
PR
CR
Treatment ongoing
OC Platinum-resistant ovarian cancer
ES Esophageal cancer
PC Pancreatic cancer

PROC patients with response Patient	Prior therapies	Best overall response	Time on therapy (weeks)
OC1	5: CBP/PAC/BEV, CDDP/GEM, CBP/PLD, PCA, CBP/DOC	CR	220 ▶
OC2	2: CBP/PAC/DOC, CBP/DOC/NIR/TAM	CR	115
OC3	6: CBP/PAC, NIR, PLD/BEV, CBP/GEM, TOP, NIR	PR	75
OC4	6: CBP/PAC, CBP/PLD, CBP/BEV, PAC/BEV, BEV, PLD	uPR	36

Data cut off March 27, 2023.

PD-L1 approved/unapproved indication based on FDA prescribing information and may have changed over time. Responses per RECIST v1.1. BEV, bevacizumab; CBP, carboplatin; CDDP, cisplatin; CR, complete response; DOC, docetaxel; FDA, Food and Drug Administration; GEM, gemcitabine; mo, month; NIR, niraparib; PAC, paclitaxel; PCA, paclitaxel albumin; PD, progressive disease; PD-L1, programmed death (ligand) 1; PLD, pegylated liposomal doxorubicin hydrochloride; PR, partial response; SD, stable disease; TAM, tamoxifen; TOP, topotecan; uPR, unconfirmed PR.

ARTISTRY-1 Part C Combination Responses (Approved Tumor Type Cohorts)

PD-L1 approved cohorts (Cohorts 2 and 3)

Data cut off March 27, 2023.

PD-L1 approved/unapproved indication based on FDA prescribing information and may have changed over time. Responses per RECIST v1.1. CR, complete response; FDA, Food and Drug Administration; mo, month; NE, neuroendocrine; PD, progressive disease; PD-L1, programmed death (ligand) 1; PLD, pegylated liposomal doxorubicin hydrochloride; PR, partial response; SD, stable disease.

ARTISTRY-1 Overall Clinical Activity Summary

The figure below provides a summary of the objective responses observed across ARTISTRY-1 with IV nemvaleukin as of March 27, 2023. Monotherapy responses are denoted in green boxes and responses in combination with pembrolizumab are denoted in white boxes. We observed objective responses as well as stable disease when nemvaleukin was used as both monotherapy and in combination with pembrolizumab across a wide array of tumor types.

Safety Observations

Nemvaleukin’s adverse event profile in ARTISTRY-1 was consistent with its mechanism of action. Nemvaleukin in combination with pembrolizumab had a similar safety profile as monotherapy nemvaleukin, with no additive toxicities observed.

As set forth in the figure below, as of March 27, 2023, the most frequent nemvaleukin-related adverse events (>30%) reported were consistent with those expected from a cytokine-based therapy: pyrexia, chills, nausea, neutropenia/neutrophil count decrease, hypotension and aspartate transaminase (“AST”) increase. The majority of the adverse events were grade 1/2 in nature.

ARTISTRY-1 Safety Summary

Data cut off March 27, 2023

The most frequent Grade 3-4 nemvaleukin-related adverse event was neutrophil count decrease/neutropenia, with certain instances considered nemvaleukin-related serious adverse events. These neutropenic events were generally not associated with fever or infection and generally did not require growth factor support. We believe the events are associated with the overall mechanism of action of nemvaleukin and a margination of overall cell populations, as the majority of events were transient in nature (lasting a shorter duration of approximately 4 days although recovery overall could be longer), and most did not lead to discontinuation of treatment. Only a small number of patients had a nemvaleukin-related adverse event leading to discontinuation: 4.1% and 3.6% of patients using nemvaleukin as monotherapy and in combination, respectively. No CLS events have been reported in this study.

As set forth in the figure below, as of March 27, 2023, we have observed the following nemvaleukin-related serious adverse events in Parts B and C.

All Nemvaleukin-Related Serious Adverse Events in Parts B and C of ARTISTRY-1 by Preferred Term

System Organ Class	Part B	Part C
Preferred Term	N=74 n(%)	N=166 n(%)
Blood and lymphatic system disorders	5 (6.8)	6 (3.6)
Anaemia	3 (4.1)	4 (2.4)
Neutropenia	1 (1.4)	2 (1.2)
Immune thrombocytopenia	1 (1.4)	—
General disorders and administration site conditions	2 (2.7)	4 (2.4)
Pyrexia	1 (1.4)	3 (1.8)
Extravasation	1 (1.4)	—
Fatigue	—	1 (0.6)
Injury, poisoning and procedural complications	1 (1.4)	5 (3.0)
Infusion related reaction	—	5 (3.0)
Overdose	1 (1.4)	—
Metabolism and nutrition disorders	2 (2.7)	3 (1.8)
Dehydration	—	1 (0.6)
Failure to thrive	1 (1.4)	—
Hypocalcaemia	1 (1.4)	—
Hypoglycaemia	—	1 (0.6)
Hyponatraemia	—	1 (0.6)
Hypovolaemia	—	1 (0.6)
Starvation	—	1 (0.6)
Hepatobiliary disorders	3 (4.1)	2 (1.2)
Hypertransaminasaemia	1 (1.4)	2 (1.2)
Hyperbilirubinaemia	2 (2.7)	—
Investigations	2 (2.7)	2 (1.2)
Alanine aminotransferase increased	—	2 (1.2)
Aspartate aminotransferase increased	—	2 (1.2)
Blood bilirubin increased	1 (1.4)	—
Electrocardiogram T wave abnormal	1 (1.4)	—
Troponin I increased	1 (1.4)	—
Cardiac disorders	1 (1.4)	3 (1.8)
Supraventricular extrasystoles	—	3 (1.8)
Acute myocardial infarction	1 (1.4)	—
Tachycardia	—	1 (0.6)
Immune system disorders	—	3 (1.8)
Cytokine release syndrome	—	3 (1.8)
Gastrointestinal Disorders	—	3 (1.8)
Diarrhoea	—	1 (0.6)
Immune-mediated enterocolitis	—	1 (0.6)
Nausea	—	1 (0.6)
Vomiting	—	1 (0.6)

System Organ Class	Part B	Part C
Preferred Term	N=74 n(%)	N=166 n(%)
Respiratory, thoracic and mediastinal disorders	—	3 (1.8)
Asthma	—	1 (0.6)
Pleural effusion	—	1 (0.6)
Pneumonitis	—	1 (0.6)
Nervous system disorders	—	2 (1.2)
Depressed level of consciousness	—	1 (0.6)
Myelopathy	—	1 (0.6)
Infections and infestations	1 (1.4)	—
Bacteraemia	1 (1.4)	—
Cellulitis	1 (1.4)	—
Eye Disorders	1 (1.4)	—
Iritis	1 (1.4)	—
Vitritis	1 (1.4)	—
Vascular disorders	1 (1.4)	—
Hypotension	1 (1.4)	—

No new patients were enrolled after the March 27, 2023 data cut; twenty patients were ongoing in the study. A final database lock was performed at the time of study closure on September 27, 2023 with no resulting changes in the overall conclusions on the safety and efficacy of nemvaleukin , either as a monotherapy or in combination with pembrolizumab.

Ongoing Potentially Registrational Programs

ARTISTRY-6 is an ongoing global, Phase 2 multi-center, open-label cohort study of nemvaleukin monotherapy in patients with advanced cutaneous melanoma or advanced mucosal melanoma. This study evaluated SC nemvaleukin in Cohort 1, five-day IV dosing of nemvaleukin in Cohort 2 and LFIV dosing of nemvaleukin in Cohort 3 and Cohort 4. ARTISTRY-6 is planned to enroll approximately 180 patients, including approximately 90 patients with advanced cutaneous melanoma and 92 patients with advanced mucosal melanoma. Subjects will be enrolled into one of four cohorts based on tumor type: advanced cutaneous melanoma (Cohorts 1, 3 and 4) and advanced mucosal melanoma (Cohort 2). The sample size for Cohort 1 was 40. The targeted sample size for Cohort 2 was increased from 70 to 90 in January 2024 in order to provide a more robust assessment of the response rate. Cohort 3 and Cohort 4 are planned to evaluate the LFIV dosing of nemvaleukin at RP2D (30 µg/kg) as a monotherapy and in combination with pembrolizumab, respectively. The planned enrollment for these two cohorts in total is approximately 50 patients with cutaneous melanoma. The primary endpoint for each cohort is ORR based on RECIST 1.1 while secondary endpoints include duration of response, PFS, DCR, time to response, and safety and tolerability. The study endpoints will be summarized descriptively and analyzed and reported separately for each cohort and dosing schedule tested in the study.

Cohort 2 of ARTISTRY-6

The trial design of Cohort 2 of ARTISTRY-6 is outlined below.

Cohort 2 of ARTISTRY-6 Trial Design

Abbrev.: CTLA-4: cytotoxic T-lymphocyte–associated antigen 4; DCR: disease control rate; DOR: duration of response; ECOG PS: Eastern Cooperative Oncology Group performance status; IV: intravenous; ORR: objective response rate; PD-L1: programmed death (ligand) 1; PFS: progression-free survival; RECIST: Response Evaluation Criteria in Solid Tumors; TTR: time to response

Cohort 2 of ARTISTRY-6 is expected to have a topline data readout in the second quarter of 2025. If the data are positive, they may support submission of a BLA to the FDA for marketing approval in the U.S., subject to discussions with the FDA.

Cohorts 3 and 4 of ARTISTRY-6

Cohort 3 is evaluating a LFIV dosing regimen of nemvaleukin as a monotherapy in patients with cutaneous melanoma. We have completed enrollment of 32 patients and expect to report preliminary monotherapy data from Cohort 3 of ARTISTRY-6 in the first half of 2025. Cohort 4 is evaluating a newly recommended less frequent IV dosing of nemvaleukin in combination with pembrolizumab in approximately 20 patients with cutaneous melanoma. We expect to report preliminary data from Cohort 4 of ARTISTRY-6 in the second half of 2025, subject to patient enrollment.

Cohorts 3 and 4 of ARTISTRY-6 Trial Design

Unmet Need and Competitive Landscape for Mucosal Melanoma

Mucosal melanoma is a highly aggressive variant of malignant melanoma, with a 5-year survival rate of approximately 25% (as compared to cutaneous melanoma, which has a 5-year survival rate of approximately 80%).

There are no therapies currently approved specifically for mucosal melanoma, and there have been no randomized controlled trials addressing the activity of CPIs in this patient population. Instead, treatment of metastatic disease for mucosal melanoma generally involves the same therapies approved for cutaneous melanoma, such as chemotherapy and CPI-based approaches, despite evidence that such therapies are less effective in the mucosal melanoma setting. Other current treatments include targeted therapies for those with relevant mutations, and CPI immunotherapy as monotherapy or in combination with anti-PD-1 (e.g., pembrolizumab or nivolumab) and/or anti-CTLA-4 therapy (e.g., ipilimumab). Benefits from these therapies are usually short-lived, with a median PFS rate of three months or fewer. Moreover, upon recurrence/progression, treatment options in the post-CPI setting are even more sparse and often associated with worse outcomes, further highlighting the persistent and significant unmet need for new therapies. It is estimated that there are nearly 2,000 mucosal melanoma patients in the U.S. and Europe.

ARTISTRY-7

Based on the responses observed with nemvaleukin in combination with pembrolizumab in patients with PROC in the ARTISTRY-1 study, we initiated ARTISTRY-7, an ongoing, global, Phase 3, open-label, randomized potentially registrational study evaluating the antitumor activity and safety of IV nemvaleukin in combination with pembrolizumab compared to investigator’s choice chemotherapy in patients with PROC (n=448). This study is being conducted in collaboration with the Gynecologic Oncology Group (“GOG”), the European Network of Gynecological Oncological Trial groups (“ENGOT”), and the Asia-Pacific Gynecologic Oncology Trials Group (“APGOT”). GOG, ENGOT and APGOT are large, regional cooperative groups that coordinate and promote clinical research involving patients with gynecological cancers. We have contracted with these groups to assist us with the implementation and execution of the ARTISTRY-7 study globally, including in the selection of clinical trial sites. In addition, these groups provide oversight and advice regarding the conduct of the ARTISTRY-7 study within their respective regions in collaboration with our contract research organizations (“CROs”) that operationalize the ARTISTRY-7 study. This study is also being conducted in collaboration with MSD International GmbH and MSD International Business GmbH (“MSD”), which provides pembrolizumab for the study. We will jointly own with MSD any clinical data and inventions (including patents that cover such inventions) that result from the combined use of nemvaleukin and pembrolizumab in the ARTISTRY-7 clinical trial, but each will retain all data and intellectual property rights relating solely to their respective compounds.

In order to enroll in this study, patients must have received ≥1 prior line of systemic anti-cancer therapy in the platinum-sensitive setting and ≤5 prior lines of therapy in the platinum-resistant setting, including bevacizumab, and a poly ADP-ribose polymerase (“PARP”) inhibitor for eligible patients with certain genetic mutations.

There are four arms in the study: IV nemvaleukin in combination with pembrolizumab, IV nemvaleukin monotherapy, pembrolizumab monotherapy, and investigators’ choice (“IC”) chemotherapy. The primary objective is to compare OS in the nemvaleukin in combination with pembrolizumab arm as compared to the IC chemotherapy arm. The trial design for ARTISTRY-7 is shown in the graphic below.

ARTISTRY-7 Trial Design

ARTISTRY-7 is expected to have a data readout from an interim analysis of OS late in the first quarter of 2025 or early in the second quarter of 2025, and final OS data readout in the second quarter of 2026 if the trial continues past the interim analysis. The FDA has granted FTD to nemvaleukin in combination with pembrolizumab for the treatment of PROC.

Unmet Need and Competitive Landscape for PROC

Ovarian, fallopian tube, and primary peritoneal cancers identified as epithelial ovarian cancers (“EOC”) are life-threatening diseases and together comprise the seventh most common cause of cancer mortality in women. Standard frontline treatment for EOC is platinum-based chemotherapy with or without an anti-angiogenic, such as bevacizumab, which may be followed by maintenance therapy with bevacizumab, a PARP inhibitor, or both, depending on biomarker status.

Platinum-based regimens provide clinically meaningful benefit for a majority of patients in the first instance; however, among those who initially respond, it has been estimated that approximately 70-80% have recurrent disease within two years of completing treatment. Patients may receive multiple rounds of platinum-based chemotherapy, but ultimately develop platinum-resistant disease. The standard of care for PROC is single-agent nonplatinum chemotherapy (e.g., topotecan, gemcitabine, liposomal doxorubicin, oral etoposide, docetaxel or paclitaxel).

Importantly, the likelihood of durable response in the platinum-resistant setting is low, and the median OS drops significantly, with an expected OS timeframe of 8 to 13 months and PFS timeframe of three to four months. A subset of patients with folate receptor alpha (“FRα”) positive tumors can also be treated with mirvetuximab soravtansine-gynx, an FRα-directed antibody and microtubule inhibitor.

However, durable and effective treatment options are still needed for the majority of patients with PROC, reflecting the high unmet medical need for this population. There are approximately 13,000 third-line PROC patients in the U.S. and Europe.

Exploring the Next Generation of Dosing

We believe that nemvaleukin has the potential to be utilized across a range of tumor types and in combination with multiple treatment options. The initial IV nemvaleukin dosing regimen that we studied is daily times five in 21-day cycles, which was modeled after the currently approved high-dose rhIL-2 dosing. To explore nemvaleukin’s potential broad utility and ability to offer more flexible and convenient options to patients, caregivers, and providers, we are also evaluating subcutaneous dosing and alternative IV dosing frequencies.

Subcutaneous dosing was being explored in Cohort 1 of ARTISTRY-6 in cutaneous melanoma patients following dose identification in our completed ARTISTRY-2 trial. ARTISTRY-2 was a Phase 1/2 open-label trial of subcutaneous nemvaleukin in combination with pembrolizumab in patients with advanced solid tumors. The RP2D for ARTISTRY-2 was established as 3 mg Q7D. We presented data from the ARTISTRY-2 expansion cohorts in selected solid tumors at the 2023 Society of Immunotherapy of Cancer meeting which showed three confirmed responses among 59 total patients.

ARTISTRY-3 was a Phase 1/2 open-label study of IV nemvaleukin in patients with advanced solid tumors after treatment failure or intolerance to one to three prior FDA-approved targeted therapies. ARTISTRY-3 evaluated the safety and tolerability of higher doses of IV nemvaleukin administered on a less frequent IV dosing schedule of one or two doses per three-week cycle. The dosing strategy of this cohort was based on extensive pharmacodynamic modeling that helped us predict the pharmacodynamic profile of IV nemvaleukin in lymph nodes and tumors. The trial design is outlined in the graphic below.

ARTISTRY-3 Cohort 2 Trial Design (Cohort 2)

Q3W: Administered every 3 weeks.

We have completed evaluation of dosing schedules in ARTISTRY-3 with administration of LFIV nemvaleukin once or twice within a three-week cycle. No new safety signals or dose-limiting toxicities were observed, although the highest doses tested on schedule 1 (40 µg/kg) and schedule 3 (35 µg/kg) were considered to be unsuitable for outpatient administration. Expansion of NK and CD8+ T cells was observed at all doses tested with minimal regulatory T cell expansion. 30 µg/kg on days one and eight was selected as the RP2D following a comprehensive review of all safety, PK, PD and efficacy data.

We are further evaluating safety, tolerability and antitumor activity of the selected LFIV dose and schedule in Cohort 3 and Cohort 4 of ARTISTRY-6, both for nemvaleukin as a monotherapy and in combination with pembrolizumab for the treatment of cutaneous melanoma.

Future Expansion for Nemvaleukin

Potential Future Indications

We believe that nemvaleukin has the potential to benefit patients with other tumor types and intend to evaluate its therapeutic utility in additional indications, such as cutaneous melanoma and earlier lines of treatment for ovarian cancer, based on results we have seen in our trials and in additional tumor types for which we believe there is strong scientific rationale based on scientific literature. In our trials, we observed multiple responses in cutaneous melanoma using both nemvaleukin monotherapy and in combination with an anti-PD-1/L1 and multiple complete and partial responses in ovarian cancer using nemvaleukin in combination with pembrolizumab.

Potential Combination Therapies

We also believe there is strong scientific rationale supporting the potential of nemvaleukin as a complementary, and potentially synergistic, combination treatment with standard of care therapies that result in immunogenic tumor cell death. In these combinations, nemvaleukin may provide an opportunity to augment the clinical activity associated with both agents.

In preclinical studies, we evaluated a mouse ortholog of nemvaleukin in combination with several growth factor pathway inhibitors, including lenvatinib. Nemvaleukin in combination with lenvatinib resulted in enhanced tumor suppression and survival in a mouse preclinical model, as shown in the figure below. Similar results were observed with nemvaleukin in combination with lucitanib, a multi-tyrosine kinase inhibitor (“TKI”) and a mouse surrogate of bevacizumab, a selective inhibitor of vascular endothelial growth factor.

Tumor Growth Inhibition in Preclinical Mouse Models

In addition to immunotherapies, agents that induce immunogenic cell death (“ICD”) may offer synergistic advantages in combination with nemvaleukin. Some examples of agents that are known to effectively induce ICD include chemotherapy, radiation, and targeted therapies such as growth factor inhibitors. These therapies have been known to induce cancer cell death leading to release of tumor specific antigens, which can be picked up by antigen presenting cells and drive new T cell activation. In combination with nemvaleukin, we believe this immune response may be further augmented. Our hypothesis is that the net result of utilizing agents that induce ICD with nemvaleukin would be further enhancement of tumor killing, with increased durability of response because of the resulting antitumor immunity.

Continued Clinical Development

Our clinical development strategy for nemvaleukin has been deliberate and systematic.

•	First, we established the clinical proof of concept for nemvaleukin in ARTISTRY-1.

•

Currently, we are focused on developing nemvaleukin by executing on the ongoing potential registrational studies (ARTISTRY-6 (Cohort 2) and ARTISTRY-7) in mucosal melanoma and PROC, respectively, both of which represent areas of high unmet medical need.

•

In parallel, in order to potentially expand the utility of nemvaleukin, we are exploring differing dosing regimens. Less frequent IV dosing was explored in ARTISTRY-3. An assessment of monotherapy nemvaleukin treatment and a combination with pembrolizumab in a less frequent IV dosing regimen is ongoing in a dedicated cutaneous melanoma cohort of ARTISTRY-6 (Cohorts 3 and 4, respectively). Subcutaneous dosing was explored in our ARTISTRY-2 Phase 1/2 study and in a dedicated cutaneous melanoma cohort of ARTISTRY-6 (Cohort 1).

•	Finally, we are continuing to generate preclinical and clinical data to evaluate potential opportunities for additional indications and therapeutic combinations.

The current development program is designed to evaluate nemvaleukin as a potential new therapy for patients with limited treatment options and for whom few clinical advances have been made in recent years. The current clinical program is also designed to lay the foundation for exploration of nemvaleukin’s broad potential utility, from combination opportunities with CPIs in a range of tumor types and lines of therapy—building on the activity seen in PROC—to combination opportunities with other agents given nemvaleukin’s previously observed monotherapy activity.

Engineered IL-18 Program

IL-18 is a key cytokine with therapeutic potential whose potential clinical efficacy could be limited by IL-18BP neutralization. Our IL-18 program is designed to create an IL-18 variant that is engineered to be resistant to IL-18BP, with an optimized potency and enhanced PK to achieve the potential desired anti-tumor activity.

IL-18 is a multi-faceted cytokine that demonstrates a range of immune mechanisms with high therapeutic potential for solid tumors. Discovered as a Type 1 T helper polarizing cytokine, IL-18 stimulates both adaptive and innate elements of the immune system; antigen-experienced CD8+ T-cells are stimulated for cytotoxic activity and IFN-g production and exhausted CD8+ T-cells, which are dysfunctional in the tumor microenvironment, are re-invigorated for antitumor activity. IL-18 also stimulates the cytotoxic NK cells of innate immunity for proliferation and IFN-g production and matures dendritic cells for expansion and antigen-presentation. We believe this unique combination of immune functions has the potential to be transformative in the solid tumor cancer immunotherapy landscape.

IL-18BP is a soluble IL-18 decoy protein that serves as a checkpoint of the IL-18 pathway. As its name implies, IL-18BP tightly binds to IL-18 and neutralizes its ability to bind and activate the IL-18 receptor. In Phase 1 clinical trials, recombinant human IL-18 (“rhIL-18”) rapidly upregulated IL-18BP. As IL-18BP levels increased, the pharmacodynamic response to rhIL-18 was significantly curtailed, thereby limiting potential clinical efficacy. Based on pre-clinical studies, tumors that support the potential of an IL-18 therapeutic include, but are not limited to: RCC, non-small cell lung cancer, and head and neck squamous cell carcinoma.

Our Solution: Engineered IL-18

Our IL-18 program is focused on engineering an IL-18 variant with an extended half-life that is resistant to IL-18BP neutralization, while retaining and optimizing the activity of IL-18. To achieve this, we introduced targeted mutations into IL-18 to prevent IL-18BP binding while retaining IL-18 signaling activity and cellular function. We also fused the IL-18BP-resistant variant to a protein scaffold to enhance its PK and further optimize its potential antitumor activity and patient experience.

Overview of Preclinical Studies and Data

We applied rational protein design and combinatorial approaches to generate a pool of IL-18 variants that we could screen for potency and resistance to IL-18BP. As shown in the graphic below, we identified variants with undetectable binding to IL-18BP (left panel) and potencies stronger than or similar to wild-type (“WT”) IL-18 with maximal resistance to IL-18BP inhibition (right panel).

Our Engineered IL-18 Variants’ Activity and Resistance to IL-18BP

Solid tumors evoke immunosuppression in part by inducing a state of exhaustion in cytotoxic CD8+ T cells (“CD8+ Tex”). T-cell exhaustion also results in acquired resistance to existing checkpoint inhibitors. We have observed that our IL-18 engineered molecules exhibit maximal capacity to reinvigorate CD8+ Tex and thereby overcome significant hurdles of immune evasion and acquired immune-resistance. The figure below shows results from a preclinical study in which one of our variants restored IFN-g production in exhausted CD8+ T cells to a greater extent than WT hIL-18.

Engineered IL-18 Variant with the Maximal Capacity to Re-Invigorate Exhausted CD8+ T Cells

Current Status and Clinical Development Plan

We have nominated an IL-18 candidate molecule and are progressing with IND enabling studies, including cell line development and manufacturing and non-clinical toxicology programs to support a planned IND or CTA submission for MURA-8518 in the first half of 2026.

Tumor-targeted IL-12 Program

IL-12 is recognized as a highly potent proinflammatory cytokine that has shown preclinical responses and clinical activity when delivered intratumorally by strongly activating CD8+ T and NK cells. However, clinical utility of IL-12 as a therapeutic has been limited due to severe toxicities. Our IL-12 program is designed to overcome these toxicity challenges by sequential administration of the IL-12 inactive subunits, each fused to antibody fragments against an overexpressed target on the tumor cells, thereby reducing serum exposure while enabling self-assembly of both subunits to form a functional IL-12 preferentially in the tumor microenvironment.

IL-12 is a key cytokine in the body’s response to pathogens that activates both innate and adaptive elements of the immune system. IL-12 is a powerful, proinflammatory cytokine produced by antigen-presenting cells such as macrophages, dendritic, and B cells in response to pathogenic infection. It comprises two subunits, p35 and p40, that are covalently linked intracellularly and then secreted as a functional heterodimer IL-12p70. IL-12 interacts with multiple immune cells, including T cells, NK cells, monocytes, and macrophages, and activates a proinflammatory response, suggesting significant potential as an oncology pathway. In third-party studies, IL-12 has repeatedly demonstrated activity in preclinical models in combination with other agents and to some extent as a monotherapy. rhIL-12 has also been evaluated in clinical trials, and antitumor activity was observed in a small number of patients across several tumor types.

However, use of systemic IL-12 therapy has historically been unsuccessful and caused severe adverse events in patients with cancer. The severe toxicity associated with rhIL-12 is generally attributed to a rapid upregulation of inflammatory cytokines IFN-g, Tumor Necrosis Factor—Alpha (“TNFα”), and IL-6, that cause cytokine storm syndrome characterized by systemic inflammation, multi-organ dysfunction, and immune cytopenias. Despite activity in local lesions, cancer can be a systemic disease that requires systemic treatment, especially in later stage disseminated disease. Therefore, to capitalize on IL-12’s potential, a safe and effective systemically delivered IL-12 therapeutic is needed.

The failure of systemic IL-12 to induce meaningful clinical activity is attributed to a poor therapeutic index, which limits the dose and prevents the ability to reach therapeutic concentrations within the TME. Thus, maximizing tumor IL-12 concentrations, while minimizing systemic exposure, is critical for initiating a safe and effective antitumor response.

Our Solution: Tumor-targeted IL-12

The goal of our IL-12 program is to create a self-assembling tumor-targeted split IL-12 therapeutic that maximizes tumor exposure and minimizes systemic exposure to functional IL-12. We have designed two separate inactive subunits, IL-12p35 and IL-12p40, that target the tumor for assembly. Each subunit includes the inactive component and is fused to a proprietary tumor-targeting antibody or fragment thereof. These subunits are designed to preferentially assemble and activate in the TME. Compared to localized IL-12 delivery, we believe this novel approach has the potential to achieve the desired tumor and systemic profile. We believe we can achieve an improved therapeutic index for systemically delivered IL-12 through careful engineering of the PK parameters of our molecules, use of an interval between doses to modulate systemic exposure of IL-12, not relying on extrinsic factors such as proteases to activate the molecule and targeting our subunits to a proprietary tumor-associated antigen (“TAA”).

Overview of Preclinical Studies and Data

Our preclinical data have shown that sequentially administered targeted split IL-12 subunits (p35 and p40) can target as well as be retained in tumors, modulate systemic exposure using an increasing interval between subunit injections, and function upon assembly.

Our initial preclinical data showed the accumulation of the TAA-targeted subunits as compared to non-targeted IL-12. We then observed that in-vitro and in-vivo targeting of the two subunits yielded a greater recovery in IL-12 activity compared to single chain IL-12, and enhanced tumor targeting compared to single targeted agents. Further preclinical studies showed that the dual-targeted combination resulted in higher levels of retention of assembled IL-12 in tumor-bearing mice versus single-targeted or untargeted combinations of the subunits. We then tested this approach by evaluating IFN-g, a pharmacodynamic measure of IL-12 activity, in a mouse model. As shown in the figure below, this approach showed that sequential administration of the two subunits can achieve a similar pharmacodynamic response in an apparent dose-dependent manner.

Sequential Administration of Split IL-12 Subunits Resulted in Dose-Dependent PD Response in Peripheral Blood Mononuclear Cells Humanized Network of Cancer Genes Mouse Model

Serum IFN-γ (ng/ml)
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1. Nguyen KG et. al. Cancer Immunotherapy. Front. Immunol. October 15 2020 11:575597.
2. Vecchio MD et. al. Clin Cancer Res August 15 2007 (13) (16) 4677-4685. 3.Strauss J et. al. Clin Cancer Res January 1 2019 (25) (1) 99-109.
3. Clinical activity based on third party data

We have generated several unique non-competitive antibodies against our TAA, allowing us to target both subunits to the antigen.

In our next phase of preclinical work, we sought to characterize the IL-12 subunits in mouse in order to select a candidate for each tumor-targeted subunit and delivery parameters to achieve optimal serum and tumor PK. Based on preclinical studies, we have (i) selected antibody formats for each subunit, (ii) determined the dosing order of the subunits and dosing interval between the subunits, and (iii) observed that the sequentially administered targeted split IL-12 subunits are functional when combined.

Current Status and Clinical Development Plan

We nominated a development candidate for the IL-12 program at end of 2024, MURA-7012, which is comprised of targeted split IL-12 sub-units that preferentially self-assemble at the tumor site and are designed to limit systemic exposure.

Competition

The biotechnology and biopharmaceutical industries are characterized by rapid evolution of technologies, sharp competition and strong emphasis on intellectual property. Any product candidates that we successfully develop and products that we commercialize will have to compete with existing therapies and new therapies that may become available in the future. We believe that our protein engineering capabilities, development experience and scientific knowledge provide us with competitive advantages. However, we face potential competition from many different sources, including major pharmaceutical, specialty pharmaceutical and biotechnology companies, academic institutions, governmental agencies and public and private research institutions.

Many of our competitors, either independently or with strategic partners, have substantially greater financial, technical and human resources than we do. Accordingly, our competitors may be more successful than we are in research and development, manufacturing, preclinical testing, conducting clinical trials, obtaining regulatory approvals and achieving widespread market acceptance of approved products. Merger and acquisition activity in the biotechnology and biopharmaceutical industries may result in resources being concentrated among a smaller number of our competitors. These companies also compete with us in recruiting and retaining qualified scientific and management personnel, establishing clinical trial sites and clinical trial patient recruitment and acquiring intellectual property that may be complementary to, or necessary for, our programs. Smaller or earlier-stage companies may also prove to be significant competitors, particularly through collaborative arrangements with large and established companies.

Our lead product candidate nemvaleukin, if approved, may face competition from other IL-2-based cancer therapies. For example, Proleukin® (aldesleukin), a synthetic protein similar to IL-2, is approved and marketed for the treatment of metastatic melanoma as well as metastatic RCC. In addition, we are aware of several companies that have IL-2-based programs in development for the treatment of different cancers, including Anaveon AG, Ascendis, Inc., Cue Biopharma, Inc., Cullinan Oncology Inc., Medicenna Therapeutics Corp., Roche AG, and Werewolf Therapeutics Inc.

In addition to IL-2-based therapies, we may also face competition from other therapies targeting our current and future target indications for nemvaleukin. For example, we may face competition in melanoma from companies with approved and marketed therapies, and/or programs in development, including, but not limited to, Bristol-Myers Squibb Co., Iovance Biotherapeutics, Inc., Merck Inc., and Pfizer, Inc. In ovarian cancer, we may face competition from companies with approved and marketed therapies, and/or programs in development including, but not limited to, Immunogen Inc., Merck, Inc., and Daiichi Sankyo Company, Limited.

With respect to our IL-18 program, while there are no approved IL-18 therapies currently on the market for the treatment of cancer, we are aware of several other companies that have IL-18-based cancer therapies that are in development, including, but not limited to, Bright Peak Therapeutics, Inc., and Simcha Therapeutics, Inc. Additionally, in December 2023, Gilead Sciences, Inc. and Compugen Ltd. announced a licensing agreement for the development and commercialization of a pre-clinical program targeting IL-18 binding protein.

With respect to our IL-12 program, while there are no approved IL-12 therapies currently on the market for the treatment of cancer, we are aware of several other companies that have modified IL-12 or intra-tumoral IL-12 delivery programs in development for the treatment of cancer, including, but not limited to, Amunix, Inc., a subsidiary of Sanofi, Cullinan Oncology Inc., DragonFly Therapeutics, Inc., Moderna Inc., Merck KGaA, Werewolf Therapeutics Inc., Xencor, Inc. and Xilio Therapeutics, Inc.

License Agreements

We and the Former Parent entered into a separation agreement, dated November 13, 2023, in connection with our Separation from the Former Parent, which contained intellectual property licenses pursuant to which each party granted a license to certain intellectual property and/or technologies to the other company. Under the terms of the separation agreement, the Former Parent granted us a perpetual, worldwide, non-exclusive, royalty-free, fully paid-up license (or, as the case may be, sublicense) to intellectual property controlled by the Former Parent as of the distribution date to allow us to use such intellectual property for the oncology business, and we granted the Former Parent a perpetual, worldwide, non-exclusive, royalty-free, fully paid-up license (or, as the case may be, sublicense) to intellectual property transferred to us as part of the Separation for use outside of the oncology business.

Manufacturing

We do not own or operate, and currently have no plans to establish, any manufacturing facilities. We rely, and expect to continue to rely, substantially on third parties for the manufacture of our product candidates for preclinical and clinical development and expect to continue to rely on third parties for commercial manufacturing of any of our products that receive marketing approval. For example, we have entered into certain agreements with external partners in the U.S. and China for the manufacture of preclinical and clinical product candidates. We require all third-party manufacturing facilities that we engage to attest that all materials manufactured for human use are manufactured in accordance with current Good Manufacturing Practices (“cGMP”) requirements. We believe that we will be able to maintain and/or continue to negotiate third-party manufacturing arrangements on commercially reasonable terms and that it will not be necessary for us to obtain internal manufacturing capabilities to develop or, if approved, commercialize our products. Nonetheless, we may experience unanticipated difficulties in maintaining or negotiating such arrangements with third parties. In addition, we may experience challenges related to the quality, quantity and timeliness of the supply of our preclinical, clinical or future commercial requirements due to our reliance on third-party manufacturers and circumstances that may be outside of our control.

Intellectual Property

All intellectual property relating to the oncology business was assigned to us under the terms of the separation agreement and we own the patents and patent applications described below.

Our intellectual property is critical to our business and we strive to protect it, including by seeking to obtain and maintain patent protection in the U.S. and internationally to cover our product candidates and potential future products, their respective methods of use and processes for their manufacture and any other inventions that are commercially important to the development of our business. We also rely on trade secrets and proprietary know-how to protect aspects of our business that are not amenable to, or that we do not consider appropriate for, patent protection. Our oncology patent portfolio includes patents and patent applications with composition of matter and method of use claims with respect to our product candidates, nemvaleukin, IL-18 and IL-12. In general, for our product candidates, we will initially pursue patent protection covering compositions of matter and methods of use. Throughout the development of our product candidates, we seek to identify additional opportunities for obtaining patent protection that has potential to enhance commercial success, including through additional methods of use, processes for manufacture, formulation and dosing regimen-related claims.

Our commercial success will depend in part on our ability to obtain and maintain proprietary protection for our current and future products and product candidates, novel discoveries, product development technologies, trade secrets, and know-how, to operate without infringing on the proprietary rights of others and to prevent others from infringing our proprietary rights. We seek to protect our proprietary position by, among other methods, filing U.S. and non-U.S. patents and patent applications related to technology, inventions and improvements that are important to the development and implementation of our business. We also rely, or may rely in the future, on trademarks, trade secrets, copyright protection, know-how, continuing technological innovation and confidential information to develop and maintain our proprietary position. For the product candidates we develop and plan to commercialize if approved, as a normal course of business, we have been granted and intend to continue to pursue composition and method of manufacture and use patents, including therapeutic use patents, as well as patents related to novel indications for our products and product candidates. We also have obtained and will continue to seek patent protection with respect to novel discoveries. We have also sought and plan to continue to seek patent protection, either alone or jointly with our collaborators or other third parties, as our relevant agreements may dictate.

In some instances, we submit patent applications directly with the U.S. Patent and Trademark Office (“USPTO”) as provisional patent applications. Provisional applications for patents were designed to provide a lower-cost first patent filing option in the U.S. Corresponding non-provisional patent applications must be filed not later than 12 months after the provisional application filing date. The corresponding non-provisional application benefits in that the priority date(s) of the patent application is/are the earlier provisional application filing date(s), and the patent term of the finally issued patent is calculated from the later non-provisional application filing date. This system allows us to obtain an early priority date, add material to the patent application(s) during the priority year, and obtain a later start to the patent term and to delay prosecution costs, which may be useful in the event that we decide not to pursue examination in an application. While we intend to timely file non-provisional patent applications relating to our provisional patent applications, we cannot predict whether any such patent applications will result in the issuance of patents that provide us with any competitive advantage or at all.

We file U.S. non-provisional applications and non-U.S. applications in other territories (including via the Patent Cooperation Treaty (“PCT”)), that claim the benefit of the priority date of earlier filed provisional applications, when applicable, under the Paris Convention. The PCT system allows a single application to be filed within 12 months of the original priority date of the patent application, and designation of up to 157 PCT member states in which national patent applications can later be pursued based on the patent application filed under the PCT. The PCT searching authority performs a patentability search and issues a non-binding patentability opinion which can be used to evaluate the chances of success for the national applications in non-U.S. countries prior to having to incur the filing fees. Although a PCT application does not issue as a patent, it allows the applicant to seek protection in any of the member states through national-phase applications. At the end of the period of two and a half years from the first priority date of the patent application, separate patent applications can be pursued in any of the PCT member states either by direct national filing or, in some cases by filing through a regional patent organization, such as the European Patent Office. The PCT system delays expenses, allows a limited evaluation of the chances of success for national/regional patent applications and enables substantial savings where applications are abandoned within the first two and a half years of filing.

For all patent applications, we determine our claiming strategy on a case-by-case basis, considering advice of counsel and our business strategy and needs. We file patent applications containing claims for protection of all applications of our proprietary technologies and products that we believe to be useful, as well as new applications and/or uses we discover for existing technologies and products that we believe may have strategic value. We continuously reassess the number and type of patent applications, as well as existing patent claims, to ensure that maximum coverage and value are sought for our processes and compositions, given existing patent office rules and regulations. Further, claims may be modified during patent prosecution, or new applications may be filed, to meet our intellectual property and business needs.

We recognize that the ability to obtain patent protection and the degree of such protection depends on a number of factors, including the extent of the prior art, the novelty and non-obviousness of the invention and the ability to satisfy the enablement requirement of the patent laws. In addition, the coverage claimed in a patent application can be significantly reduced before the patent is issued, and its scope can be reinterpreted or further altered even after patent issuance. Consequently, we may not obtain or maintain adequate patent protection for any of our current and future product candidates or future products. We cannot predict whether the patent applications we are currently pursuing will issue as patents in any particular jurisdiction or whether the claims of any issued patents will provide sufficient proprietary protection from competitors. Any patents that we hold may be challenged, circumvented or invalidated by third parties.

Our oncology portfolio of patents and patent applications comprises three distinct portfolios related to nemvaleukin, IL-18 and IL-12, which include patents and patent applications that are in various stages of the patent application filing and examination process in various jurisdictions worldwide and include claims to our product candidates. Our patents and patent applications related to nemvaleukin include:

•	seven issued patents in the U.S.;

•	ten pending U.S. non-provisional patent applications;

•	ten PCT patent applications and three Taiwan patent applications; and

•

92 pending foreign patent applications and 12 issued foreign patents based on the corresponding PCT application, including pending foreign applications in Australia, New Zealand, Brazil, Canada, China, Hong Kong, the European Patent Office, Eurasia, India, Israel, Japan, Republic of Korea, Mexico, Singapore, and South Africa.

The issued U.S. patents, and the U.S. patent applications referenced above, if issued as patents, are expected to expire on various dates from 2033 through to 2043, in each case without taking into account any possible extension of patent term that may be available.

We have a pending U.S. non-provisional patent application and PCT application related to IL-18. We intend to file national phase applications before the applicable deadlines. The pending U.S. non-provisional patent application, if issued as a patent, is expected to expire in 2043, without taking into account any possible extension of patent term that may be available.

Our patent applications related to IL-12 include a pending U.S. non-provisional application and patent applications based on the corresponding PCT application, including pending applications in Australia, Brazil, Canada, China, Eurasia, the European Patent Office, Israel, India, Japan, Republic of Korea, Mexico, New Zealand, Singapore, and South Africa. The pending U.S. non-provisional patent application, if issued as a patent, is expected to expire in 2042, without taking into account any possible extension of patent term that may be available.

Our patent portfolio for each of our product candidates is summarized in further detail below.

Nemvaleukin

We have 10 patent families related to nemvaleukin. One of the families includes two issued U.S. patents and two issued European patents with composition of matter claims directed to nemvaleukin, and a pending patent application in the U.S. that claims compositions of matter of nemvaleukin. The 20-year term for patents in this family runs through 2033, excluding any extension of patent term that may be available.

A second patent family has two issued U.S. patents directed to methods of treating cancer via subcutaneous dosing regimens of nemvaleukin alone or in combination with other therapeutic agents, and pending patent applications in the U.S., Australia, Hong Kong, the European Patent Office, Eurasia, India, Israel, Japan, Republic of Korea, Mexico, and Singapore. The 20-year term for patents in this family runs through 2040, excluding any extension of patent term that may be available.

A third patent family has an issued U.S. patent directed to methods of treating cancer with nemvaleukin in combination with a PD-1 inhibitor, and pending patent applications in the U.S., Australia, New Zealand, Brazil, Canada, China, Hong Kong, the European Patent Office, Eurasia, India, Israel, Japan, Republic of Korea, Mexico, Singapore, and South Africa. The 20-year term for patents in this family runs through 2040, excluding any extension of patent term that may be available.

The additional patent families include pending U.S. non-provisional applications and corresponding applications filed under the PCT to various nemvaleukin intravenous dosing regimens and combination therapies, combination therapies with TKIs, manufacturing processes and intravenous and subcutaneous formulations. Patent applications based on the corresponding PCT applications are filed in Australia, New Zealand, Brazil, Canada, China, Hong Kong, the European Patent Office, Eurasia, India, Israel, Japan, Republic of Korea, Mexico, Singapore, and South Africa. The 20-year term for patents in these families, if issued, runs from 2040 to 2043, excluding any extension of patent term that may be available.

IL-18

We have a pending U.S. non-provisional application directed at IL-18 composition of matter and a pending PCT application. This pending U.S. non-provisional application, if issued as a patent, is expected to expire in 2043, without taking into account any possible extension of patent term that may be available. We intend to file national phase applications in various non-U.S. jurisdictions based on the PCT application before applicable deadlines.

IL-12

We have a pending U.S. non-provisional application and national phase applications based on the corresponding PCT application to compositions of self-assembling tumor targeted split IL-12 subunits. The national phase applications are filed in Australia, Brazil, Canada, China, the European Patent Office, Eurasia, Hong Kong, Israel, India, Japan, Republic of Korea, Mexico, New Zealand, Singapore, and South Africa. The pending U.S. non-provisional application, if issued as a patent, is expected to expire in 2042, without taking into account any possible extension of patent term that may be available.

Patent Term and Extensions

The term of individual patents depends upon the legal term for patents in the countries in which they are obtained. In most countries, including the U.S., the patent term is 20 years from the earliest filing date of a non-provisional patent application. In addition, in certain instances, the term of a U.S. patent can be extended to compensate a patentee for administrative delays by the USPTO in examining and granting a patent. The term of a patent that covers a drug, biological product or medical device approved pursuant to a pre-market approval may also be eligible for extension of patent term when FDA approval is granted, provided statutory and regulatory requirements are met. The length of the extension of patent term is related to the length of time the drug is under regulatory review while the patent is in force.

The Drug Price Competition and Patent Term Restoration Act of 1984 (the “Hatch-Waxman Amendments”), permits an extension of patent term of up to five years beyond the expiration date set for the patent. Patent extension cannot extend the remaining term of a patent beyond a total of 14 years from the date of product approval, and only one patent applicable to each regulatory review period may be granted an extension and only those claims reading on the approved drug are extended. Similar provisions are available in Europe and other non-U.S. jurisdictions to extend the term of a patent that covers an approved drug. We will, in general, pursue available extension of patent terms in the U.S. and in non-U.S. jurisdictions that provide for extension of patent terms, however, there is no guarantee that the applicable authorities, including the FDA in the U.S., will agree with our assessment of whether such extensions should be granted, and if granted, the length of such extensions.

Trademarks, Trade Secrets and Know-How

In connection with the ongoing development of our product candidates in the U.S. and various international jurisdictions, we seek to create protection for our marks and enhance their value by pursuing trademarks where available and when appropriate.

In addition to patent and trademark protection, we rely upon trade secrets, know-how, and continuing technological innovation to develop and maintain our competitive position. We seek to protect our proprietary information, in part, using confidentiality agreements with our partners, collaborators, employees and consultants and contractors, as well as invention assignment agreements with our employees and selected consultants. We also seek to preserve the integrity and confidentiality of our data and trade secrets by maintaining physical security of our premises and physical and electronic security of our information technology systems.

Our commercial success will also depend in part on not infringing the proprietary rights of third parties. In addition, we have licensed rights under proprietary intellectual property of third parties to develop, manufacture and commercialize specific aspects of our future products and services. It is uncertain whether the issuance of any third-party patent would require us to alter our development or future commercial strategies, alter our processes, obtain licenses or cease certain activities. The expiration of patents or patent applications licensed from third parties or our breach of any license agreements or failure to obtain a license to proprietary rights that we may require to develop or commercialize our future products may have a material adverse impact on us. If third parties file patent applications in the U.S. that also claim technology to which we have rights, we may have to participate in interference proceedings in the USPTO to determine priority of invention.

For more information regarding risks related to our intellectual property, please see “Risk Factors—Risks Related to Our Intellectual Property” in this Annual Report.

Government Regulation

In the U.S., biological products, or biologics, are subject to regulation by the FDA under the U.S. Federal Food, Drug, and Cosmetic Act (“FD&C Act”) and the Public Health Service Act (“PHS Act”), and under other U.S. federal, state and local statutes and regulations. Both the FD&C Act and the PHS Act and their corresponding regulations and guidances govern, among other things, the testing, manufacturing, quality control, approval, safety, potency, purity, labeling, packaging, storage, record keeping, distribution, post-approval monitoring and reporting, advertising and promotion, pricing, reimbursement and export and import of biological products. FDA clearance of an IND must be obtained before clinical testing of a biological product candidate may commence in the U.S., and FDA approval of a BLA must be obtained before marketing of a biological product in the U.S. may begin. Similar laws and regulations are in place outside the U.S., including the European Union (“EU”). The process of obtaining regulatory approvals and the subsequent compliance with appropriate U.S. federal, state, local and non-U.S. statutes and regulations require the substantial expenditure of time and financial resources and may have a significant impact on our business.

U.S. Biological Products Development Process

The process required by the FDA before a biological product may be licensed for marketing in the U.S. generally involves the following:

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completion of nonclinical laboratory tests and animal studies according to good laboratory practice (“GLP”), and applicable requirements for the humane use of laboratory animals or other applicable regulations;

•	designation of a clinical protocol and submission to the FDA of an IND, which must receive FDA clearance before human clinical studies may begin;

•	approval by an institutional review board (“IRB”) or independent ethics committee at each clinical trial site before each trial may be initiated;

•	manufacture of drug substance and drug product in accordance with applicable regulations, including manufacturing activities performed in accordance with cGMP requirements;

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performance of adequate and well-controlled human clinical studies according to the FDA’s regulations commonly referred to as good clinical practices (“GCP”), and any additional requirements for the protection of human research subjects and their health information, to establish the safety and efficacy of the biological product candidate for its intended use;

•	submission to the FDA of a BLA for marketing approval that includes evidence of safety and efficacy from results of nonclinical testing and clinical studies;

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satisfactory completion of an FDA inspection of the manufacturing facility or facilities where the biological product is produced to assess compliance with cGMP to assure that the facilities, methods and controls are adequate to preserve the biological product’s identity, strength, quality and purity;

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potential FDA inspection of the company and its third-party vendors and the nonclinical and clinical study sites that generated the data in support of the BLA to assure compliance with GCP and the integrity of the clinical data submitted in support of the BLA;

•	payment of user application and program fees pursuant to the Prescription Drug User Fee Act (“PDUFA”)

•	FDA review and approval of the BLA, including consideration of the views of any FDA advisory committee, and

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compliance with any post-approval requirements, including the potential requirement to implement a Risk Evaluation and Mitigation Strategy (“REMS”) and the potential requirement to conduct post-approval studies.

Before testing any biological product candidate in humans, the product candidate is evaluated in preclinical tests, also referred to as nonclinical studies, that include laboratory evaluations of product chemistry, toxicity and formulation, as well as animal studies to assess the potential safety and activity of the product candidate. These studies are typically referred to as IND-enabling studies. The conduct of the preclinical tests must comply with applicable U.S. federal regulations and requirements including GLP.

An IND sponsor must submit the results of the preclinical tests, together with manufacturing information, analytical data, any available clinical data or literature and a proposed clinical trial protocol, to the FDA as part of the IND. Some preclinical testing may continue even after the IND is submitted. The IND automatically becomes effective 30 days after receipt by the FDA, unless the FDA places the clinical trial on a full or partial clinical hold within that 30-day time period. In such a case, the IND sponsor and the FDA must resolve any outstanding concerns before the clinical trial can begin. A full clinical hold will suspend the full study while a partial clinical hold would limit a trial, for example, to certain doses or for a certain length of time or to a certain number of subjects. The FDA may also impose clinical holds on an IND or a clinical trial at any time during clinical trials due to safety concerns or non-compliance issues. If the FDA imposes a clinical hold, clinical trials may not recommence without FDA authorization and then only under terms authorized by the FDA.

Clinical trials generally involve the administration of the biological product candidate to healthy volunteers or patients under the supervision of qualified investigators, generally physicians not employed by or under the study sponsor’s control. Clinical trials are conducted under protocols detailing, among other things, the objectives of the clinical trial, dosing procedures, subject selection and exclusion criteria, and the parameters to be used to monitor subject safety, including stopping rules that assure a clinical trial will be stopped if certain adverse events should occur. Each protocol and any amendments to the protocol must be submitted to the FDA as part of the IND. Clinical trials must be conducted and monitored in accordance with the FDA’s GCP regulations, including the requirement that all research subjects provide informed consent. Further, each clinical trial must be reviewed and approved by an IRB at or servicing each institution at which the clinical trial will be conducted. An IRB is charged with protecting the welfare and rights of study participants and considers factors such as whether the risks to individuals participating in the clinical trials are minimized and are reasonable in relation to anticipated benefits. The IRB also approves the form and content of the informed consent that must be signed by each study subject or his or her legal representative and must monitor the clinical trial until completed.

Human clinical trials are typically conducted in three sequential phases that may overlap or be combined:

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Phase 1 clinical trials generally involve a small number of healthy volunteers or disease-affected patients who are initially exposed to a single dose and then multiple doses of the product candidate. The primary purpose of these clinical trials is to assess the metabolism, pharmacologic action, side effect tolerability and safety of the product candidate.

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Phase 2 clinical trials generally involve studies in disease-affected patients to evaluate proof of concept and/or determine the dosing regimen(s) for subsequent investigations. At the same time, safety and further pharmacokinetic and pharmacodynamic information are collected, possible adverse effects and safety risks are identified and a preliminary evaluation of efficacy is conducted.

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Phase 3 clinical trials generally involve a large number of patients at multiple sites and are designed to provide the data necessary to demonstrate the effectiveness and safety of the product for its intended use, establish the overall risk/benefit ratio of the product and provide an adequate basis for product labeling.

Post-approval clinical trials, sometimes referred to as post-marketing studies or Phase 4 clinical trials, may be conducted after initial marketing approval. These clinical trials are used to gain additional experience from the treatment of patients in the intended therapeutic indication. In certain instances, the FDA may mandate the performance of Phase 4 clinical trials as a condition of approval of a BLA.

In March 2022, the FDA released a final guidance titled “Expansion Cohorts: Use in First-In-Human Clinical Trials to Expedite Development of Oncology Drugs and Biologics,” which outlines how drug developers can utilize an adaptive trial design commonly referred to as a seamless trial design in early stages of oncology drug development (i.e., the first-in-human clinical trial) to compress the traditional three phases of trials into one continuous trial called an expansion cohort trial. Information to support the design of individual expansion cohorts are included in IND applications and assessed by the FDA. Expansion cohort trials can potentially bring efficiency to drug development and reduce developmental costs and time.

In December 2022, with the passage of the Food and Drug Omnibus Reform Act (“FDORA”), Congress required sponsors to develop and submit a diversity action (“DAP”) plan for each Phase 3 clinical trial or any other “pivotal study” of a new drug or biological product. These plans are meant to encourage the enrollment of more diverse patient populations in late-stage clinical trials of FDA-regulated products. Specifically, action plans must include the sponsor’s goals for enrollment, the underlying rationale for those goals, and an explanation of how the sponsor intends to meet them. In June 2024, as mandated by FDORA, the FDA issued draft guidance outlining the general requirements for DAPs. Unlike most guidance documents issued by the FDA, the DAP guidance when finalized will have the force of law because FDORA specifically dictates that the form and manner for submission of DAPs are specified in FDA guidance. On January 27, 2025, in response to an Executive Order issued by the President on January 21, 2025, on Diversity, Equity and Inclusion programs, the FDA removed this draft guidance from its website. The implications of this action are not yet known.

A sponsor may choose, but is not required, to conduct a foreign clinical trial under an IND. When a foreign clinical trial is conducted under an IND, all IND requirements must be met unless waived by the FDA. When a foreign clinical trial is not conducted under an IND, the sponsor must ensure that the trial complies with certain regulatory requirements of the FDA in order to use the trial data as support for an IND or application for marketing approval. Specifically, the trials must be conducted in accordance with GCP, including undergoing review and receiving approval by an independent ethics committee (“IEC”), and seeking and receiving informed consent from subjects. GCP requirements encompass both ethical and data integrity standards for clinical trials. The FDA’s regulations are intended to help ensure the protection of human subjects enrolled in non-IND foreign clinical trials, as well as the quality and integrity of the resulting data.

During all phases of clinical development, regulatory agencies require extensive monitoring and auditing of all clinical activities, clinical data, and clinical study investigators. Annual reports detailing the progress and results of preclinical studies and clinical trials must be submitted to the FDA. Written IND safety reports must be promptly submitted to the FDA for serious and unexpected adverse events, any findings from other studies, tests in laboratory animals or in vitro testing that suggest a significant risk for human subjects, or any clinically important increase in the rate of a serious suspected adverse reaction over that listed in the protocol or investigator brochure. The sponsor must submit an IND safety report within 15 calendar days after the sponsor receives the safety information and determines that the information qualifies for reporting. The sponsor also must notify the FDA of any unexpected fatal or life-threatening suspected adverse reaction within seven calendar days after the sponsor’s initial receipt of the information. The FDA or the sponsor may suspend a clinical trial at any time on various grounds, including a finding that the research subjects or patients are being exposed to an unacceptable health risk. Similarly, an IRB can suspend or terminate approval of a clinical trial at its institution if the clinical trial is not being conducted in accordance with the IRB’s requirements or if the biological product has been associated with unexpected serious harm to patients.

Additionally, some clinical trials are overseen by an independent group of qualified clinical and statistical experts organized by the clinical trial sponsor, known as an independent data monitoring committee (“IDMC”). This group regularly reviews accumulated data and advises the study sponsor regarding the continuing safety of the trial. This group may also review interim data to assess the continuing validity and scientific merit of the clinical trial. The IDMC receives special access to unblinded data during the clinical trial and may advise the sponsor to halt the clinical trial if it determined there is an unacceptable safety risk for subjects or on other grounds, such as no demonstration of efficacy.

Following the clearance of an IND and the commencement of clinical trials, the sponsor will continue to have interactions with the FDA and periodic meetings. At the conclusion of these meetings, the FDA will typically provide its responses to questions posed by the sponsor regarding the clinical development program. The FDA has indicated that its responses, as conveyed in meeting minutes and advice letters, only constitute recommendations and/or advice made to a sponsor that are not legally binding. Nonetheless, from a practical perspective, a sponsor’s failure to follow the FDA’s recommendations for design of a clinical program may put the program at significant risk of failure.

Information about certain clinical trials must be submitted within specific timeframes to the National Institutes of Health to be publicly posted on the Clinicaltrials.gov website. As of December 19, 2024, the FDA has issued six notices of non-compliance with this requirement. While these notices of non-compliance did not result in civil monetary penalties, the failure to submit clinical trial information to clinicaltrials.gov is a prohibited act with violations subject to potential civil monetary penalties of up to $10,000 for each day the violation continues. Violations may also result in injunctions and/or criminal prosecution or disqualification from federal grants.

Concurrent with clinical trials, companies usually complete additional animal studies and must also develop additional information about the physical characteristics of the biological product as well as finalize a process for manufacturing the product in commercial quantities in accordance with cGMP requirements. The manufacturing process must be capable of consistently producing quality batches of the product candidate and, among other things, the sponsor must develop methods for testing the identity, strength, quality, potency and purity of the final biological product. Additionally, appropriate packaging must be selected and tested and stability studies must be conducted to demonstrate that the biological product candidate does not undergo unacceptable deterioration over its shelf life.

U.S. Review and Approval Processes

After the completion of clinical trials of a biological product, FDA approval of a BLA must be obtained before licensure and commercial marketing of the biological product may begin. The BLA must include results of product development, laboratory and animal studies, human trials, information on the manufacture and composition of the product, proposed labeling and other relevant information. To support marketing approval, the data submitted must be sufficient in quality and quantity to establish the safety and efficacy of the biological product candidate to the satisfaction of the FDA. The FDA must determine that the expected benefits of the proposed product outweigh its potential risks to patients. This assessment is informed by the severity of the underlying condition and how well patients’ medical needs are addressed by currently available therapies; uncertainty about how the premarket clinical trial evidence will extrapolate to real-world use of the product in the post-market setting; and whether risk management tools are necessary to manage specific risks.

The fee required for the submission of a BLA under the PDUFA is substantial (for example, for federal fiscal year 2025, this application fee is approximately $4.3 million), and the sponsor of an approved BLA is also subject to an annual program fee, currently set at $0.4 million per eligible prescription product for federal fiscal year 2025. These fees are typically adjusted annually, and exemptions and waivers may be available under certain circumstances, including where the applicant is a small business submitting its first human therapeutic application for review.

In addition, under the Pediatric Research Equity Act, as amended (“PREA”), a BLA and certain supplements to a BLA must contain data to assess the safety and effectiveness of the biological product for the claimed indications in all relevant pediatric subpopulations and to support dosing and administration for each pediatric subpopulation for which the product is safe and effective. A sponsor that is planning to submit a marketing application for a drug that includes a new active ingredient, new indication, new dosage form, new dosing regimen or new route of administration must submit an initial Pediatric Study Plan (“iPSP”), within 60 days of an end-of-Phase 2 meeting or, if there is no such meeting, as early as practicable before the initiation of the Phase 3 or Phase 2/3 trial. The FDA and the sponsor must reach an agreement on the iPSP and any amendments to the iPSP. The FDA may grant deferrals of required pediatric assessments or reports or full or partial waivers. Unless otherwise required, PREA does not apply to any biological product for an indication for which orphan designation has been granted. For example, a sponsor who is planning to submit an original application for a new active ingredient that is subject to the molecularly targeted cancer drug provision of PREA (i.e., where the drug that is the subject of the application is intended for the treatment of an adult cancer and is directed at a molecular target that the FDA determines to be substantially relevant to the growth or progression of a pediatric cancer) is also required to submit an iPSP, regardless of whether the drug is for an indication for which orphan designation has been granted.

Within 60 days following submission of the application, the FDA reviews a BLA to determine if it is substantially complete before the agency accepts it for filing. The FDA may refuse to file any BLA that it deems incomplete or not properly reviewable at the time of submission and it will issue a Refuse to File determination to the applicant and request additional information. In this event, the BLA must be resubmitted with the additional information. The resubmitted application also is subject to review before the FDA accepts it for filing. Once the submission is accepted for filing, the FDA begins an in-depth substantive review of the BLA. The FDA reviews the BLA to determine, among other things, whether the proposed product is safe and potent, or effective, for its intended use, and has an acceptable purity profile, and whether the product is being manufactured in accordance with cGMP. The FDA may refer applications for novel biological products or biological products that present difficult questions of safety or efficacy to an advisory committee, typically a panel that includes clinicians and other experts, for review, evaluation and a recommendation as to whether the application should be approved and under what conditions. The FDA is not bound by the recommendations of an advisory committee, but it considers such recommendations carefully when making decisions. During the biological product approval process, the FDA also will determine whether a Risk Evaluation and Mitigation Strategy (“REMS”), is necessary to assure the safe use of the biological product. If the FDA concludes a REMS is needed, the sponsor of the BLA must submit a proposed REMS and the FDA will not approve the BLA without a REMS.

Before approving a BLA, the FDA will inspect the facilities at which the product is manufactured. The FDA will not approve the product unless it determines that the manufacturing processes and facilities comply with cGMP requirements and are adequate to assure consistent production of the product within required specifications. Additionally, before approving a BLA, the FDA will typically inspect one or more clinical sites to assess whether the clinical studies were conducted in compliance with GCP requirements. To assure cGMP and GCP compliance, an applicant must incur significant expenditure of time, money and effort in the areas of training, record keeping, production, and quality control.

Moreover, the FDA will review a sponsor’s financial relationship with the principal investigators who conducted the clinical trials in support of the BLA. The FDA will evaluate that financial relationship to determine whether it creates a conflict of interest or otherwise affects the interpretation of the trial or the integrity of the data generated at the principal investigator’s clinical trial site. If so, the FDA may exclude data from the clinical trial site in connection with its determination of the approvability of the application for the candidate product.

Notwithstanding the submission of relevant data and information, the FDA may ultimately decide that the BLA does not satisfy its regulatory criteria for approval and deny approval in its discretion. Data obtained from clinical studies are not always conclusive and the FDA may interpret data differently than the sponsor. If the agency decides not to approve a BLA in its submitted form, the FDA will issue a complete response letter (“CRL”) that describes all of the specific deficiencies in the BLA identified by the FDA. The deficiencies identified may be minor (e.g., requiring labeling changes) or major (e.g., requiring additional clinical studies). Additionally, the CRL may include recommended actions that the applicant might take to place the application in a condition for approval. If a CRL is issued, the applicant may either resubmit the BLA, addressing all of the deficiencies identified in the letter, withdraw the application, or request a hearing.

If a product receives regulatory approval, an approval letter authorizes licensure and commercial marketing of the biological product with specific prescribing information for specific indications. The approval may be significantly limited to specific conditions of use, or the FDA may require that certain contraindications, warnings or precautions be included in the product labeling, which could restrict the commercial value of the product. The FDA may impose conditions on product distribution, prescribing, or dispensing in the form of a REMS, or may require post-marketing clinical trials, sometimes referred to as Phase 4 clinical studies, designed to further assess a biological product’s safety and effectiveness, or surveillance programs to monitor the safety of an approved product.

One of the performance goals agreed to by the FDA under the PDUFA is to review 90% of standard BLAs within 10 months of the 60-day filing date and 90% of priority BLAs within six months of the 60-day filing date, whereupon a review decision is to be made. The FDA does not always meet its PDUFA goal dates for standard and priority BLAs and its review goals are subject to change from time to time. The review process and the PDUFA goal date may be extended by three months if the FDA requests or the BLA sponsor otherwise provides additional information or clarification regarding information already provided in the submission within the last three months before the PDUFA goal date.

The FDA seeks to meet these timelines for review of an application but its ability to do so may be affected by a variety of factors, including government budget and funding levels, the ability to hire and retain key personnel and statutory, regulatory and policy changes. Average review times at the agency have fluctuated in recent years as a result. For example, during the past decade, the U.S. government has shut down several times and certain regulatory agencies, including the FDA, have had to furlough critical employees and stop critical activities, including the review of both NDAs and BLAs.

U.S. Orphan Drug Designation

Under the Orphan Drug Act of 1983, the FDA may grant orphan designation to a drug or biological product intended to treat a rare disease or condition, which is generally a disease or condition that affects fewer than 200,000 individuals in the U.S., or more than 200,000 individuals in the U.S. and for which there is no reasonable expectation that the cost of developing and making a drug or biological product available in the U.S. for this type of disease or condition will be recovered from sales of the product. Orphan product designation must be requested before submitting a BLA. After the FDA grants orphan designation to a drug or biological product, the FDA publicly discloses the orphan designation. Orphan product designation does not convey any advantage in or shorten the duration of the regulatory review and approval process.

If a product that has orphan designation subsequently receives the first FDA approval for the disease or condition for which it has such designation, the product is entitled to orphan product exclusivity, which means that the FDA may not approve any other applications to market the same drug or biological product for the same indication for seven years, except in limited circumstances, such as a showing of clinical superiority to the product with orphan exclusivity. Competitors, however, may receive approval of different products for the indication for which the orphan product has exclusivity or obtain approval for the same product but for a different indication for which the orphan product has exclusivity. If a drug or biological product designated as an orphan product receives marketing approval for an indication broader than its orphan designation, it may not be entitled to orphan product exclusivity. Orphan drug status in the EU has similar, but not identical, benefits.

In September 2021, the Court of Appeals for the 11th Circuit held that, for the purpose of determining the scope of orphan drug exclusivity, the term “same disease or condition” in the statute means the designated “rare disease or condition” and could not be interpreted by the FDA to mean the “indication or use.” Thus, the court concluded, orphan drug exclusivity applies to the entire designated disease or condition rather than the “indication or use.” Although there have been legislative proposals to overrule this decision, they have not been enacted into law. On January 23, 2023, the FDA announced that, in matters beyond the scope of that court order, the FDA will continue to apply its existing regulations tying orphan-drug exclusivity to the uses or indications for which the orphan drug was approved.

U.S. Expedited Development and Review Programs

The FDA has a Fast Track program that is intended to expedite or facilitate the development and review of new drugs and biological products that meet certain criteria. Specifically, new drugs and biological products are eligible for FTD if they are intended to treat a serious or life-threatening condition and demonstrate the potential to address unmet medical needs for the condition. FTD applies to both the product and the specific indication for which it is being studied. The sponsor of a new drug or biologic may request that the FDA designate the drug or biologic as a Fast Track product at any time during the development of the product. One of the benefits of FTD is that the sponsor can submit completed sections of its BLA on a rolling basis for review by FDA rather than waiting until every section of the BLA is completed before the entire application can be reviewed, if the sponsor provides a schedule for the submission of the sections of the application, the FDA agrees to accept sections of the application and determines that the schedule is acceptable, and the sponsor pays any required user fees upon submission of the first section of the application.

In addition, a product intended to treat a serious or life-threatening disease or condition where preliminary clinical evidence demonstrates that such product may have substantial improvement on one or more clinically significant endpoints over existing therapies may be eligible for Breakthrough Therapy designation. A product designated as a Breakthrough Therapy is eligible for all the benefits of the Fast Track program, as well as an organizational commitment by the FDA to involve senior management at the agency to provide timely advice to help the sponsor design and conduct an efficient development program.

Any product—including a product candidate that has received Fast Track and/or Breakthrough Therapy designation—may be eligible for other types of FDA programs intended to expedite development and review, such as priority review and accelerated approval. A product may be eligible for priority review if it has the potential to provide safe and effective therapy where no satisfactory alternative therapy exists or if the product represents a significant improvement in the treatment, diagnosis or prevention of a disease compared to marketed products. The FDA will attempt to direct additional resources to the evaluation of an application for a new drug or biological product designated for priority review in an effort to facilitate the review. Additionally, a product may be eligible for accelerated approval if it treats a serious or life-threatening illness and has an effect on a surrogate endpoint that is reasonably likely to predict a clinical benefit or on a clinical endpoint other than survival or irreversible morbidity. As a condition of approval, the FDA may require that a sponsor of a drug or biological product receiving accelerated approval perform adequate and well-controlled post-marketing clinical studies, and, under the FDORA the FDA may require, as appropriate, that such trials be underway prior to approval or within a specific time period after the date accelerated approval is granted. Under FDORA, the FDA has increased authority for expedited procedures to withdraw approval of a drug or indication approved under accelerated approval if, for example, the confirmatory trial fails to verify the predicted clinical benefit of the product. In addition, the FDA currently requires, as a condition for accelerated approval, pre-approval of promotional materials, which could adversely impact the timing of the commercial launch of the product.

In March 2023, the FDA issued draft guidance that outlines its current thinking and approach to accelerated approval. Although single-arm trials have been commonly used to support accelerated approval, a randomized controlled trial is the preferred approach as it provides a more robust assessment and allows for direct comparisons to an available therapy. To that end, the FDA outlined considerations for designing, conducting, and analyzing data for trials intended to support accelerated approvals of oncology therapeutics. Subsequently, in December 2024 and January 2025, the FDA issued additional draft guidances relating to accelerated approval. These guidances describe the FDA’s views on what it means to conduct a confirmatory trial with due diligence and how the agency plans to interpret whether such a study needs to be underway at the time of approval. While these guidances are currently only in draft form and will ultimately not be legally binding even when finalized, sponsors typically observe the FDA’s guidance closely to ensure that their investigational products qualify for accelerated approval.

Fast Track designation, Breakthrough Therapy designation, priority review and accelerated approval do not change the standards for approval but may expedite the development or approval process.

Post-Approval Requirements

Maintaining compliance with applicable U.S. federal, state, and local statutes and regulations requires the expenditure of substantial time and financial resources. Rigorous and extensive FDA regulation of biological products continues after approval, particularly with respect to cGMP. We will rely on third parties for the production of clinical and future commercial quantities of any future products that we may commercialize. Manufacturers of our products are required to comply with applicable requirements in the cGMP regulations, including quality control and quality assurance and maintenance of records and documentation. Biological product manufacturers and other entities involved in the manufacture and distribution of approved biological products, and those supplying products, ingredients, and components of them, are generally required to comply with cGMP requirements and register their establishments with the FDA and certain state agencies and are subject to periodic unannounced inspections by the FDA and certain state agencies for compliance with cGMPs and other laws. Discovery of problems with a product after approval may result in restrictions on a product, manufacturer, or holder of an approved BLA, including withdrawal of the product from the market. In addition, changes to the manufacturing process or facility generally require prior FDA approval before being implemented and other types of changes to the approved product, such as adding new indications and additional labeling claims, are also subject to further FDA review and approval.

Other post-approval requirements applicable to biological products include adverse event reporting, submitting annual reports and maintaining certain records. New safety or effectiveness data that emerge after approval may require changes to a product’s approved labeling, including the addition of new warnings and contraindications or implementation of other risk management measures, including a REMS or the conduct of post-marketing studies to assess a newly discovered safety issue.

We also must comply with the FDA’s and other jurisdictions’ advertising and promotion regulations and rules, such as those related to direct-to-consumer advertising and promotion to healthcare professionals. Although physicians may prescribe a product for uses that are not in the product’s FDA-approved prescribing information, manufacturers may not market or promote such unapproved uses. In addition, promotional materials for an FDA-approved product must be submitted to the FDA at the time of their first use.

It may be permissible, under very specific, narrow conditions, for a manufacturer to engage in nonpromotional, non-misleading communication regarding off-label information, such as distributing scientific or medical journal information. For example, with passage of the Pre-Approval Information Exchange Act, in December 2022, sponsors of products that have not been approved may proactively communicate to payors certain information about products and product candidates in development to help expedite patient access upon product approval. Previously, such communications were permitted under FDA guidance but the new legislation explicitly provides protection to sponsors who convey certain information about products and product candidates in development to payors, including unapproved uses of approved products.

In addition, in January 2025, the FDA published final guidance outlining its policies governing the distribution of scientific information to healthcare providers about unapproved uses of approved products. The final guidance calls for such communications to be truthful, non-misleading and scientifically sound and to include all information necessary for healthcare providers to interpret the strengths and weaknesses and validity and utility of the information about the unapproved use of the approved product. If a company engages in such communications consistent with the guidance’s recommendations, the FDA indicated that it will not treat such communications as evidence of unlawful promotion of a new intended use for the approved product.

Failure to comply with the applicable U.S. requirements at any time during the product development process, approval process or after approval may subject an applicant or manufacturer to administrative or judicial civil or criminal sanctions and adverse publicity. Consequences could include refusal to approve pending applications, withdrawal of an approval, clinical hold, warning or untitled letters, product recalls, product seizures, total or partial suspension of production or distribution, injunctions, fines, refusals of government contracts, mandated corrective advertising or communications with healthcare professionals, debarment, restitution, disgorgement of profits, or civil or criminal penalties.

U.S. Patent Term Restoration and Marketing Exclusivity

Depending upon the timing, duration and specifics of the FDA approval of the use of our product candidates, some of our U.S. patents may be eligible for limited extension of patent term under the Hatch-Waxman Amendments. The Hatch-Waxman Amendments permit a patent restoration term of up to five years as compensation for patent term lost during product development and the FDA regulatory review process. However, patent term restoration cannot extend the remaining term of a patent beyond a total of 14 years from the product’s approval date. The patent term restoration period is generally one-half the time between the effective date of an IND and the submission date of a BLA plus the time between the submission date of a BLA and the approval of that application. Only one patent applicable to an approved biological product is eligible for the extension and the application for the extension must be submitted prior to the expiration of the patent and within 60 days of product approval. The USPTO, in consultation with the FDA, reviews and approves the application for any extension of patent term or restoration. In the future, we may intend to apply for restoration of patent term for one of our currently owned or licensed patents to add patent life beyond its current expiration date, depending on the expected length of the clinical studies and other factors involved in the filing of the relevant BLA.

A biological product may also be eligible to obtain pediatric market exclusivity in the U.S. Pediatric exclusivity, if granted, runs from the end of other regulatory exclusivity protection and may be granted based on the voluntary completion of a pediatric study that fairly responds to an FDA-issued “Written Request” for such a study.

The Biologics Price Competition and Innovation Act of 2009 (“BPCIA”), created an abbreviated approval pathway for biological products shown to be biosimilar to or interchangeable with an FDA-licensed reference biological product. Biosimilarity, which requires that there be no clinically meaningful differences between the biological product and the reference product in terms of safety, purity, and potency, can be shown through analytical studies, animal studies, and a clinical study or studies. Interchangeability requires that a product is biosimilar to the reference product and can be expected to produce the same clinical results as the reference product and, for products administered multiple times, the biologic and the reference biologic may be switched without increasing safety risks or risks of diminished efficacy relative to exclusive use of the reference biologic.

Under the BPCIA, a reference biological product is granted twelve years of exclusivity from the date of first licensure of the reference product, and the FDA will not accept an application for a biosimilar or interchangeable product based on the reference biological product until four years after the date of first licensure of the reference product. “First licensure” typically means the initial date the reference biological product was approved in the U.S.; however, date of first licensure does not include the date of licensure of (and therefore, a new period of exclusivity is not available for) a supplement for the biological product or for a subsequent application by the same sponsor or manufacturer of the biological product (or licensor, predecessor in interest, or other related entity) for a change (not including a modification to the structure of the biological product) that results in a new indication, route of administration, dosing schedule, dosage form, delivery system, delivery device or strength, or for a modification to the structure of the biological product that does not result in a change in safety, purity, or potency.

In an effort to increase competition in the drug and biologic product marketplace, Congress, the executive branch, and the FDA have taken certain legislative and regulatory steps. For example, the 2020 Further Consolidated Appropriations Act included provisions requiring that sponsors of approved drug and biologic products, including those subject to REMS, provide samples of the approved products to persons developing biosimilar products within specified timeframes, in sufficient quantities, and on commercially reasonable market-based terms. Failure to do so can subject the approved product sponsor to civil actions, penalties, and responsibility for attorney’s fees and costs of the civil action. There have been recent government proposals to reduce the twelve-year reference product exclusivity period, but none has been enacted to date. At the same time, since passage of the BPCIA, many states have passed laws or amendments to laws, which address pharmacy practices involving biosimilar products.

Healthcare and Privacy Laws

In addition to restrictions on marketing of pharmaceutical products, several other types of U.S. state/federal laws and trade association membership codes of conduct have been applied to restrict certain marketing practices in the pharmaceutical industry in recent years. These laws include Anti-Kickback and false claims statutes. The U.S. federal healthcare program Anti-Kickback Statute prohibits, among other things, knowingly and willfully offering, paying, soliciting or receiving remuneration, directly or indirectly, in cash or in kind, to induce or in return for purchasing, leasing, ordering or arranging for or recommending the purchase, lease or order of any healthcare item or service reimbursable, in whole or in part, under Medicare, Medicaid or other federally financed healthcare programs. This statute has been interpreted to apply to arrangements between pharmaceutical manufacturers on one hand and prescribers, purchasers, and formulary managers on the other. A person or entity need not have actual knowledge of the U.S. federal Anti-Kickback Statute or specific intent to violate it in order to have committed a violation.

Violations are subject to civil and criminal fines and penalties for each violation, plus up to three times the remuneration involved, imprisonment, and exclusion from U.S. federal healthcare programs. Although there are a number of statutory exemptions and regulatory safe harbors protecting certain common activities from prosecution, the exemptions and safe harbors are drawn narrowly and practices that involve remuneration to those who prescribe, purchase, or recommend pharmaceutical and biological products, including certain discounts, or engaging healthcare professionals or patients as speakers or consultants, may be subject to scrutiny if they do not fit squarely within the exemption or safe harbor. Moreover, there are no safe harbors for many common practices, such as educational and research grants or patient assistance programs.

The U.S. federal civil False Claims Act prohibits, among other things, any person from knowingly presenting, or causing to be presented, a false or fraudulent claim for payment of government funds, or knowingly making, using, or causing to be made or used, a false record or statement material to an obligation to pay money to the government or knowingly concealing or knowingly and improperly avoiding, decreasing, or concealing an obligation to pay money to the U.S. federal government. Manufacturers can be held liable under the False Claims Act even when they do not submit claims directly to government payers if they are deemed to “cause” the submission of false or fraudulent claims. The False Claims Act also permits a private individual acting as a “whistleblower” to bring actions on behalf of the U.S. federal government alleging violations of the False Claims Act and to share in any monetary recovery. In recent years, certain pharmaceutical and other healthcare companies have faced enforcement actions under the U.S. federal False Claims Act for, among other things, allegedly submitting false or misleading pricing information to government health care programs and providing free product to customers with the expectation that the customers would bill U.S. federal programs for the product. Other companies have faced enforcement actions for causing false claims to be submitted because of the company’s marketing the product for unapproved, and thus non-reimbursable, uses. U.S. federal enforcement agencies also have showed increased interest in pharmaceutical companies’ product and patient assistance programs, including reimbursement and co-pay support services, and a number of investigations into these programs have resulted in significant civil and criminal settlements. In addition, the Affordable Care Act amended U.S. federal law to provide that the government, or a “whistleblower” bringing an action on behalf of the government, may assert that a claim including items or services resulting from a violation of the U.S. federal Anti-Kickback statute constitutes a false or fraudulent claim for purposes of the U.S. federal civil False Claims Act. In addition to the civil False Claims Act, there is a U.S. federal criminal statute that prohibits making or presenting a false or fictitious or fraudulent claim to the U.S. federal government.

The Health Insurance Portability and Accountability Act of 1996 (“HIPAA”), also created several new U.S. federal crimes, including healthcare fraud and false statements relating to healthcare matters. The healthcare fraud statute prohibits knowingly and willfully executing a scheme to defraud any healthcare benefit program, including private third-party payers. The false statements statute prohibits knowingly and willfully falsifying, concealing or covering up a material fact or making any materially false, fictitious or fraudulent statement in connection with the delivery of or payment for healthcare benefits, items or services. Similar to the U.S. federal Anti-Kickback Statute, a person or entity does not need to have actual knowledge of the statute or specific intent to violate it in order to have committed a violation.

The U.S. federal Physician Payment Sunshine Act, being implemented as the Open Payments Program, requires certain manufacturers of drugs, devices, biologics and medical supplies to engage in extensive tracking of payments and other transfers of value to physicians, physician assistants, advanced practice nurses and teaching hospitals, including physician ownership and investment interests, and public reporting of such data. Pharmaceutical and biological manufacturers with products for which payment is available under Medicare, Medicaid or the State Children’s Health Insurance Program are required to track such payments, and must submit a report on or before the 90th day of each calendar year disclosing reportable payments made in the previous calendar year. A number of other countries, states and municipalities have also implemented additional payment tracking and reporting requirements, which if not done correctly may result in additional penalties.

In addition, the U.S. Foreign Corrupt Practices Act of 1977, as amended (“FCPA”), prohibits corporations and individuals from engaging in certain activities to obtain or retain business or to influence a person working in an official capacity. It is illegal to pay, offer to pay or authorize the payment of anything of value to any official of another country, government staff member, political party or political candidate in an attempt to obtain or retain business or to otherwise influence a person working in that capacity. In many other countries, healthcare professionals who prescribe pharmaceuticals are employed by government entities, and the purchasers of pharmaceuticals are government entities. On February 10, 2025,the President issued an Executive Order directing the Attorney General to review the guidelines and policies governing FCPA investigations and enforcement actions. During the 180-day review period, any new FCPA investigations and enforcement actions are to be suspended absent authorization from the Attorney General, and all existing FCPA investigations and enforcement actions will be reviewed.

Other countries, including a number of EU member states (“Member States”), have laws of similar application, including anti-bribery or anti-corruption laws such as the United Kingdom Bribery Act 2010 (the “UK Bribery Act”). The UK Bribery Act prohibits giving, offering, or promising bribes to any person, as well as requesting, agreeing to receive, or accepting bribes from any person. Under the UK Bribery Act, a company that carries on a business or part of a business in the United Kingdom (“UK”) may be held liable for bribes given, offered or promised to any person in any country by employees or other persons associated with the company in order to obtain or retain business or a business advantage for the company. Liability under the UK Bribery Act is strict, but a defense of having in place adequate procedures designed to prevent bribery is available.

HIPAA, as amended by the Health Information Technology for Economic and Clinical Health Act of 2009 (“HITECH”) and their respective implementing regulations, including the Final Omnibus Rule published in January 2013, impose requirements on certain covered healthcare providers, health plans, and healthcare clearinghouses as well as their respective business associates that perform services for them that involve the use, or disclosure of, individually identifiable health information, relating to the privacy, security and transmission of individually identifiable health information. HITECH also created new tiers of civil monetary penalties, amended HIPAA to make civil and criminal penalties directly applicable to business associates, and gave state attorneys general new authority to file civil actions for damages or injunctions in U.S. federal courts to enforce the U.S. federal HIPAA laws and seek attorneys’ fees and costs associated with pursuing U.S. federal civil actions. In California the California Consumer Protection Act (“CCPA”), which went into effect on January 1, 2020 and was amended effective January 1, 2023, establishes a new privacy framework for covered businesses by creating an expanded definition of personal information, establishing new data privacy rights for consumers in the State of California, imposing special rules on the collection of consumer data from minors, and creating a new and potentially severe statutory damages framework for violations of the CCPA and for businesses that fail to implement reasonable security procedures and practices to prevent data breaches. While clinical trial data and information governed by HIPAA are currently exempt from the current version of the CCPA, other personal information may be applicable and possible changes to the CCPA may broaden its scope. A growing number of states have also passed comprehensive privacy legislation similar to the CCPA and CPRA. Like the CCPA and CPRA, these laws create obligations related to the processing of personal information, as well as special obligations for the processing of “sensitive” data (which includes health data in some cases). Some of the provisions of these laws may apply to our business activities. There are also states that are specifically regulating health information that may affect our business.

The majority of states also have statutes or regulations similar to the U.S. federal anti-kickback and false claims laws, which apply to items and services reimbursed under Medicaid and other state programs, or, in several states, apply regardless of the payer. In addition, some states have passed laws that require pharmaceutical companies to comply with the April 2003 Office of Inspector General Compliance Program Guidance for Pharmaceutical Manufacturers and/or the Pharmaceutical Research and Manufacturers of America’s Code on Interactions with Healthcare Professionals. Several states now require pharmaceutical companies to report expenses relating to the marketing and promotion of pharmaceutical products in those states, to report gifts and payments to individual health care providers in those states, marketing expenditures, and drug pricing information. Some of these states also prohibit certain marketing-related activities including the provision of gifts, meals, or other items to certain health care providers. Certain state and local laws require the registration of pharmaceutical sales representatives.

Because of the breadth of these various healthcare and privacy laws, it is possible that some of our business activities could be subject to challenge under one or more of such laws. Such a challenge could have material adverse effects on our business, financial condition and results of operations. In the event governmental authorities conclude that our business practices do not comply with current or future statutes, regulations or case law involving applicable fraud and abuse or other healthcare and privacy laws and regulations, they may impose sanctions under these laws, which are potentially significant and may include civil monetary penalties, damages, exclusion of an entity or individual from participation in government health care programs, criminal fines and imprisonment, as well as the potential curtailment or restructuring of our operations. Even if we are not determined to have violated these laws, government investigations into these issues typically require the expenditure of significant resources and generate negative publicity, which could harm our financial condition and divert the attention of our management from operating our business.

Government Regulation Outside of the U.S.

In addition to regulations in the U.S., we are subject to a variety of regulations in other jurisdictions governing, among other things, clinical studies and any commercial sales and distribution of our products. Because biologically sourced raw materials are subject to unique contamination risks, their use may be restricted in some countries.

Whether or not we obtain FDA approval for a product, we must obtain the requisite approvals from regulatory authorities in non-U.S. countries prior to the commencement of clinical studies or marketing of the product in those countries. Certain countries outside of the U.S. have a similar process that requires the submission of a CTA, much like the IND prior to the commencement of human clinical studies. In the EU, for example, a CTA must be submitted for each clinical trial to each country’s national health authority and an independent ethics committee, much like the FDA and the IRB, respectively. Once the CTA is approved in accordance with a country’s requirements, the corresponding clinical study may proceed.

The requirements and process governing the conduct of clinical studies, product licensing, pricing and reimbursement vary from country to country. In all cases, the clinical studies must be conducted in accordance with GCP and the applicable regulatory requirements and the ethical principles that have their origin in the Declaration of Helsinki.

The new Clinical Trials Regulation (Regulation (EU) No 536/2014) (the “Regulation”) in the EU replaced the previous Clinical Trials Directive 2001/20/EC on 31 January 2022 and overhauled the system of approvals for clinical trials in the EU. The transitory provisions of the new Regulation provide that, by January 31, 2025, all ongoing clinical trials must have transitioned to the new Regulation. Specifically, the new Regulation, which is directly applicable in all Member States (meaning that no national implementing legislation in each Member State is required), aims at simplifying and streamlining the approval of clinical trials in the EU.

The main characteristics of the new Regulation include: a streamlined application procedure via a single-entry point through the Clinical Trials Information System; a single set of documents to be prepared and submitted for the application as well as simplified reporting procedures for clinical trial sponsors; and a harmonized procedure for the assessment of applications for clinical trials, which is divided in two parts (Part I contains scientific and medicinal product documentation and Part II contains the national and patient-level documentation). Part I is assessed by a coordinated review by the competent authorities of all EU Member States in which an application for authorization of a clinical trial has been submitted (Member States concerned) of a draft report prepared by a Reference Member State. Part II is assessed separately by each Member State concerned. Strict deadlines have also been established for the assessment of CTAs.

To obtain regulatory approval of a product under the EU regulatory systems, we must submit a marketing authorization application. A centralized marketing authorization is issued by the European Commission through the centralized procedure, based on the opinion of the Committee for Medicinal Products for Human Use of the EMA, and is valid throughout the EU, and in the additional Member States of the European Economic Area (Norway, Iceland and Liechtenstein). The centralized procedure is mandatory for certain types of products, such as biotechnology medicinal products, orphan medicinal products, advanced-therapy medicinal products (gene-therapy, somatic cell-therapy or tissue-engineered medicines), and medicinal products containing a new active substance indicated for the treatment of human immunodeficiency virus/acquired immunodeficiency syndrome, cancer, neurodegenerative disorders, diabetes, auto-immune and other immune dysfunctions, and viral diseases. The centralized procedure is optional for products containing a new active substance not yet authorized in the EU, or for products that constitute a significant therapeutic, scientific or technical innovation or which are in the interest of public health in the EU. The EU also provides opportunities for data and market exclusivity.

Upon receiving a marketing authorization in the EU, innovative medicinal products generally receive eight years of data exclusivity and an additional two years of market exclusivity. If granted, data exclusivity prevents generic or biosimilar applicants from referencing the innovator’s preclinical and clinical trial data contained in the dossier of the reference product when applying for a generic or biosimilar marketing authorization in the EU, during a period of eight years from the date on which the reference product was first authorized in the EU. During the additional two-year period of market exclusivity, a generic or biosimilar marketing authorization application can be submitted, and the innovator’s data may be referenced, but no generic or biosimilar product can be marketed until the expiration of the market exclusivity (and the grant of the relevant generic or biosimilar marketing authorization). The overall ten-year period will be extended to a maximum of eleven years if, during the first eight years of those ten years, the marketing authorization holder obtains an authorization for one or more new therapeutic indications which, during the scientific evaluation prior to authorization, is held to bring a significant clinical benefit in comparison with existing therapies. However, there is no guarantee that a product will be considered by the EU’s regulatory authorities to be an innovative medicinal product, and products may not qualify for data exclusivity. Even if an innovative medicinal product gains the prescribed period of data exclusivity, another company may market another version of the product if such company obtained a marketing authorization based on a marketing authorization application with a complete and independent data package of pharmaceutical tests, preclinical tests and clinical trials.

The criteria for designating an “orphan medicinal product” in the EU are similar in principle to those in the U.S. Under Article 3 of Regulation (EC) 141/2000, a medicinal product may be designated as an orphan product if its sponsor can establish that (1) it is intended for the diagnosis, prevention or treatment of a life-threatening or chronically debilitating condition; (2) either (a) such condition affects no more than five in 10,000 persons in the EU when the application is made, or (b) the product, without the benefits derived from orphan status, would not generate sufficient return in the EU to justify the necessary investment in its development; and (3) there exists no satisfactory method of diagnosis, prevention or treatment of such condition authorized for marketing in the EU, or if such a method exists, the product will be of significant benefit to those affected by the condition, as defined in Regulation (EC) 847/2000. Orphan medicinal products are eligible for financial incentives such as reduction of fees or fee waivers and are, upon grant of a marketing authorization, entitled to ten years of market exclusivity for the approved therapeutic indication during which time no “similar medicinal product” for the same indication may be placed on the market, subject to certain limited exceptions. A “similar medicinal product” is defined as a medicinal product containing a similar active substance or substances as contained in an authorized orphan medicinal product, and which is intended for the same therapeutic indication. The application for orphan designation must be submitted before the application for a marketing authorization. Orphan designation itself does not convey any advantage in, or shorten the duration of, the regulatory review and approval process.

The EU pharmaceutical legislation is currently undergoing a complete review process, in the context of the Pharmaceutical Strategy for Europe initiative, launched by the European Commission in November 2020. The European Commission’s proposal for revision of several legislative instruments related to medicinal products, which may reduce the duration of regulatory data protection and exclusivity periods for orphan drugs and revise the eligibility for expedited pathways in addition to other changes, was published on April 26, 2023. On April 10, 2024, the European Parliament adopted a position on the proposal requesting several amendments to the package. The proposed revisions remain to be agreed and adopted by the European Parliament and European Council and the proposals may therefore be substantially revised before adoption, which is not anticipated before early 2026.

In the EU, the advertising and promotion of our products will also be subject to EU Member States’ laws concerning promotion of medicinal products, interactions with physicians, misleading and comparative advertising and unfair commercial practices, as well as other EU Member State legislation that may apply to the advertising and promotion of medicinal products. These laws require that promotional materials and advertising in relation to medicinal products comply with the product’s approved labeling. The off-label promotion of medicinal products is prohibited in the EU. The applicable laws at the EU level and in the individual EU Member States also prohibit the direct-to-consumer advertising of prescription-only medicinal products. Violations of the rules governing the promotion of medicinal products in the EU could be penalized by administrative measures, fines and imprisonment. These laws may further limit or restrict communications concerning the advertising and promotion of our products to the general public and may also impose limitations on our promotional activities with healthcare professionals.

The national laws of certain EU Member States require payments made to physicians by qualifying pharmaceutical companies to be publicly disclosed. In addition, agreements with physicians must often be submitted for prior notification and approval by the physician’s employer, the competent professional organization, and/or the competent authorities of the individual EU Member States. These requirements are provided in the national laws, industry codes, or professional codes of conduct, applicable in the EU Member States.

The above-mentioned EU rules are also generally applicable in the additional countries of the European Economic Area (Liechtenstein, Iceland and Norway).

The UK is no longer part of the European Single Market and EU Customs Union. As of January 1, 2025, the Medicines and Healthcare Products Regulatory Agency, or MHRA, is responsible for approving all medicinal products destined for the United Kingdom market (i.e., Great Britain and Northern Ireland). At the same time, a new international recognition procedure (“IRP”) will apply, which intends to facilitate approval of pharmaceutical products in the UK. The IRP is open to applicants that have already received an authorization for the same product from one of the MHRA’s specified Reference Regulators (“RRs”). The RRs notably include EMA and regulators in the EU/European Economic Area (“EEA”) member states for approvals in the EU centralized procedure and mutual recognition procedure as well as the FDA (for product approvals granted in the U.S.). However, the concrete functioning of the IRP is currently unclear.

For other countries outside of the EU, such as countries in Eastern Europe, Central and South America or Asia, the requirements governing the conduct of clinical trials, product licensing, pricing and reimbursement vary from country to country. In all cases, again, the clinical trials are conducted in accordance with GCP, applicable regulatory requirements, and ethical principles that have their origin in the Declaration of Helsinki.

If we fail to comply with applicable non-U.S. regulatory requirements, we may be subject to, among other things, warning letters or untitled letters, injunctions, civil, administrative, or criminal penalties, monetary fines or imprisonment, suspension or withdrawal of regulatory approvals, suspension of ongoing clinical studies, refusal to approve pending applications or supplements to applications filed by us, suspension or the imposition of restrictions on operations, product recalls, the refusal to permit the import or export of our products or the seizure or detention of products.

Pricing, Coverage and Reimbursement

In the U.S. and markets in other countries, patients generally rely on third-party payers to reimburse all, or part, of the costs associated with their treatment. Adequate coverage and reimbursement from governmental healthcare programs, such as Medicare and Medicaid, and commercial payers is critical to new product acceptance. Our ability to successfully commercialize our product candidates will depend in part on the extent to which coverage and adequate reimbursement for these products and related treatments will be available from government health administration authorities, private health insurers and other organizations. Government authorities and third-party payers, such as private health insurers and health maintenance organizations, decide which medications they will pay for and establish reimbursement levels. If coverage and adequate reimbursement are not available, or is available only to limited levels, we may not be able to successfully commercialize our product candidates. Even if coverage is provided, the approved reimbursement amount may not be high enough to allow us to establish or maintain a product price sufficient to realize a sufficient return on our investment.

Significant uncertainty exists as to the coverage and reimbursement status of any drug products for which we obtain regulatory approval. In the U.S., the Centers for Medicare & Medicaid Services (“CMS”), an agency within the U.S. Department of Health and Human Services decides whether and to what extent a new medicine will be covered and reimbursed under Medicare and private payers tend to follow CMS to a substantial degree. However, no uniform policy of coverage and reimbursement for drug products exists among third-party payers. Therefore, coverage and reimbursement for drug products can differ significantly from payer to payer. The process for determining whether a payer will provide coverage for a drug product may be separate from the process for setting the price or reimbursement rate that the payer will pay for the drug product. Third-party payers may limit coverage to specific drug products on an approved list, or formulary, which might not include all of the FDA-approved drugs for a particular indication. Third-party payers may provide coverage, but place stringent limitations on such coverage, such as requiring alternative treatments to be tried first. These third-party payers are increasingly challenging the price and examining the medical necessity and cost-effectiveness of medical products and services, in addition to their safety, efficacy, and overall value. In addition, significant uncertainty exists as to the reimbursement status of newly approved healthcare products. We may need to conduct expensive pharmacoeconomic studies to demonstrate the medical necessity and cost-effectiveness of our products, in addition to incurring the costs required to obtain FDA approvals. Our product candidates may not be considered medically reasonable or necessary or cost-effective.

Different pricing and reimbursement schemes exist in other countries. In the EU, governments influence the price of drug products through their pricing and reimbursement rules and control of national health care systems that fund a large part of the cost of those products to consumers. Some jurisdictions operate systems under which products may be marketed only after a reimbursement price has been agreed. To obtain reimbursement or pricing approval, some of these countries may require the completion of studies or analyses of clinical trials that compare the cost-effectiveness of a particular product candidate to currently available therapies. Other member states allow companies to set their own prices for medicines, but exert cost controls in other ways, including but not limited to, placing revenue caps on product sales, providing reimbursement for only a subset of eligible patients, mandating price negotiations after a set period, or mandating that prices not exceed an average basket of prices in other countries. The downward pressure on health care costs in general, particularly treatments, has become very intense. As a result, increasingly high barriers are being erected to the entry of new products. In addition, European governments may periodically review and decrease prices based on factors, including but not limited to, years-on-market, price in other countries, competitive entry, new clinical data, lack of supporting clinical data, or other factors.

The marketability of any products for which we receive regulatory approval for commercial sale may suffer if the government and third-party payers fail to provide adequate coverage and reimbursement. In addition, the emphasis on managed care in the U.S. has increased and we expect will continue to exert downward pressure on pharmaceutical pricing and reimbursement. Coverage policies, third-party reimbursement rates and pharmaceutical pricing regulations may change at any time. Even if favorable coverage and reimbursement status is attained for one or more products for which we receive regulatory approval, less favorable coverage policies and reimbursement rates may be implemented in the future.

Healthcare Reform and Pharmaceutical Price Reform

A primary trend in the U.S. healthcare industry and elsewhere is cost containment. There have been a number of federal and state proposals during the last few years regarding the pricing of drug and biologic products, limiting coverage and reimbursement for medical products and other changes to the healthcare system in the U.S.

In March 2010, the U.S. Congress enacted the Patient Protection and Affordable Care Act, as amended by the Health Care and Education Reconciliation Act of 2010 (collectively, the “ACA”), which, among other things, included changes to the coverage and payment for pharmaceutical products under government healthcare programs. Other legislative changes have been proposed and adopted since the ACA was enacted. In August 2011, the Budget Control Act of 2011, among other things, created measures for spending reductions by Congress. A Joint Select Committee on Deficit Reduction, tasked with recommending a targeted deficit reduction of at least $1.2 trillion for the years 2013 through 2021, was unable to reach required goals, thereby triggering the legislation’s automatic reduction to several government programs. These changes included aggregate reductions to Medicare payments to providers of up to 2% per fiscal year, which went into effect in April 2013 and will remain in effect through 2031. Under current legislation, the actual reductions in Medicare payments may vary up to 4%.

Since enactment of the ACA, there have been, and continue to be, numerous legal challenges and Congressional actions to repeal and replace provisions of the law. For example, with enactment of the Tax Cuts and Jobs Act of 2017 (the “Tax Act”), which was signed on December 22, 2017, Congress repealed the “individual mandate.” The repeal of this provision, which requires most Americans to carry a minimal level of health insurance, became effective in 2019. On June 17, 2021, the U.S. Supreme Court dismissed the most recent judicial challenge to the ACA brought by several states without specifically ruling on the constitutionality of the ACA. During the first Trump Administration, the Congress and administration sought to overturn the ACA and related measures. Shortly after taking office in January 2025, President Trump revoked numerous executive orders issued by President Biden, including at least two executive orders (e.g., EO 14009, Strengthening Medicaid and the Affordable Care Act, and EO 14070, Continuing to Strengthen Americans’ Access to Affordable, Quality Health Coverage) were designed to further implement the ACA. We anticipate similar efforts to undermine the ACA, and litigation and legislation over the ACA are likely to continue, with unpredictable and uncertain results.

The prices of prescription pharmaceuticals have also been the subject of considerable discussion in the U.S. There have been several U.S. congressional inquiries, as well as proposed and enacted state and federal legislation designed to, among other things, bring more transparency to pharmaceutical pricing, review the relationship between pricing and manufacturer patient programs, and reduce the costs of pharmaceuticals under Medicare and Medicaid.

In addition, in October 2020, HHS and the FDA published a final rule allowing states and other entities to develop a Section 804 Importation Program (“SIP”), to import certain prescription drugs from Canada into the U.S. That regulation was challenged in a lawsuit by the Pharmaceutical Research and Manufacturers of America, or PhRMA, but the case was dismissed by a federal district court in February 2023 after the court found that PhRMA did not have standing to sue HHS. A number of other states have passed laws allowing for the importation of drugs from Canada. Certain of these states have submitted Section 804 Importation Program proposals and are awaiting FDA approval. On January 5, 2023, the FDA approved Florida’s plan for Canadian drug importation.

Further, on November 20, 2020, HHS finalized a regulation removing safe harbor protection for price reductions from pharmaceutical manufacturers to plan sponsors under Part D, either directly or through pharmacy benefit managers, unless the price reduction is required by law. The rule also creates a new safe harbor for price reductions reflected at the point-of-sale, as well as a safe harbor for certain fixed fee arrangements between pharmacy benefit managers and manufacturers. Pursuant to court order, the removal and addition of the aforementioned safe harbors were delayed and recent legislation imposed a moratorium on implementation of the rule until January 1, 2026. The Inflation Reduction Act of 2022 (“IRA”), which is discussed in more detail below, further delayed implementation of this rule to January 1, 2032.

On July 9, 2021, Executive Order 14063, which focuses on, among other things, the price of pharmaceuticals was signed. The Order directs the HHS to create a plan within 45 days to combat “excessive pricing of prescription pharmaceuticals and enhance domestic pharmaceutical supply chains, to reduce the prices paid by the federal government for such pharmaceuticals, and to address the recurrent problem of price gouging.” On September 9, 2021, HHS released its plan to reduce pharmaceutical prices. The key features of that plan are to: (1) make pharmaceutical prices more affordable and equitable for all consumers and throughout the health care system by supporting pharmaceutical price negotiations with manufacturers; (2) improve and promote competition throughout the prescription pharmaceutical industry by supporting market changes that strengthen supply chains, promote biosimilars, and increase transparency; and (3) foster scientific innovation to promote better healthcare and improve health by supporting public and private research and making sure that market incentives promote discovery of valuable and accessible new treatments.

On August 16, 2022, the IRA was signed into law. The new legislation has implications for Medicare Part D, which is a program available to individuals who are entitled to Medicare Part A or enrolled in Medicare Part B to give them the option of paying a monthly premium for outpatient prescription drug coverage. Among other things, the IRA requires manufacturers of certain drugs to engage in price negotiations with Medicare beginning in 2026, with prices that can be negotiated subject to a cap; imposes rebates under Medicare Part B and Medicare Part D to penalize price increases that outpace inflation; and replaces the Part D coverage gap discount program with a new discounting program beginning in 2025. The IRA permits the Secretary of HHS to implement many of these provisions through guidance, as opposed to regulation, for the initial years.

Specifically, with respect to price negotiations, Congress authorized Medicare to negotiate lower prices for certain costly single-source drug and biologic products that do not have competing generics or biosimilars and are reimbursed under Medicare Part B and Part D. CMS may negotiate prices for ten high-cost drugs paid for by Medicare Part D starting in 2026, followed by 15 additional Part D drugs in 2027, 15 additional Part B or Part D drugs in 2028, and 20 additional Part B or Part D drugs in 2029 and beyond. This provision applies to drug products that have been approved for at least nine years and biologics that have been licensed for 13 years, but it does not apply to drugs and biologics that have been approved for a single rare disease or condition.

The first cycle of negotiations for the Medicare Drug Price Negotiation Program commenced in the summer of 2023. On August 15, 2024, the HHS published the results of the first Medicare drug price negotiations for ten selected drugs that treat a range of conditions, including diabetes, chronic kidney disease, and rheumatoid arthritis. The prices of these ten drugs will become effective January 1, 2026. On January 17, 2025, CMS announced its selection of 15 additional drugs covered by Part D for the second cycle of negotiations. Thereafter, following the change in administrations, CMS issued a public statement on January 29, 2025, declaring that lowering the cost of prescription drugs is a top priority of the new administration and CMS is committed to considering opportunities to bring greater transparency in the negotiation program. The second cycle of negotiations with participating drug companies will occur during 2025, and any negotiated prices for this second set of drugs will be effective starting January 1, 2027.

Further, the legislation subjects drug manufacturers to civil monetary penalties and a potential excise tax for failing to comply with the legislation by offering a price that is not equal to or less than the negotiated “maximum fair price” under the law or for taking price increases that exceed inflation. The new law also caps Medicare out-of-pocket drug costs at an estimated $4,000 a year in 2024 and, thereafter beginning in 2025, at $2,000 a year. In addition to the drug price negotiation program, the IRA established inflation rebate programs under Medicare Part B and Part D. These programs require manufacturers to pay rebates to Medicare if they raise their prices for certain Part B and Part D drugs faster than the rate of inflation. On December 9, 2024, with issuance of its 2025 Physician Fee Schedule final regulation, CMS finalized its rules governing the IRA inflation rebate programs.

On June 6, 2023, Merck & Co. filed a lawsuit against the HHS and CMS asserting that, among other things, the IRA’s Drug Price Negotiation Program for Medicare constitutes an uncompensated taking in violation of the Fifth Amendment of the Constitution. Subsequently, a number of other parties, including the U.S. Chamber of Commerce, also filed lawsuits in various courts with similar constitutional claims against the HHS and CMS. HHS has generally won the substantive disputes in these cases, and various federal district court judges have expressed skepticism regarding the merits of the legal arguments being pursued by the pharmaceutical industry. Certain of these cases are now on appeal and, on October 30, 2024, the Court of Appeals for the Third Circuit heard oral argument in three of these cases. HHS has generally won the substantive disputes in these cases, and various federal district court judges have expressed skepticism regarding the merits of the legal arguments being pursued by the pharmaceutical industry. Certain of these cases are now on appeal and, on October 30, 2024, the Court of Appeals for the Third Circuit heard oral argument in three of these cases. We expect that litigation involving these and other provisions of the IRA will continue, with unpredictable and uncertain results.

At the state level, individual state legislatures have increasingly passed legislation and implemented regulations designed to control pharmaceutical product pricing, including price or patient reimbursement constraints, discounts, restrictions on certain product access and marketing cost disclosure and transparency measures, and, in some cases, designed to encourage importation from other countries and bulk purchasing. A number of states, for example, require pharmaceutical manufacturers and other entities in the supply chain, including health carriers, pharmacy benefit managers, wholesale distributors, to disclose information about pricing of pharmaceuticals. In addition, regional healthcare organizations and individual hospitals are increasingly using bidding procedures to determine what pharmaceutical products and which suppliers will be included in their prescription pharmaceutical and other healthcare programs. These measures could reduce the ultimate demand for our products, once approved, or put pressure on our product pricing which could negatively affect our business, financial condition, results of operations and prospects. We expect that additional state and federal healthcare reform measures will be adopted in the future, any of which could limit the amounts that federal and state governments will pay for healthcare products and services, which could result in reduced demand for our product candidates or additional pricing pressures. This is increasingly true with respect to products approved pursuant to the accelerated approval pathway. State Medicaid programs and other payers are developing strategies and implementing significant coverage barriers, or refusing to cover these products outright, arguing that accelerated approval drugs have insufficient or limited evidence despite meeting the FDA’s standards for accelerated approval.

Human Capital Resources

As of February 28, 2025, we had 116 full-time employees and no part-time employees and approximately 33 of our employees hold M.D. or Ph.D. degrees. Approximately 89 employees were in our discovery research and drug development organizations and approximately 27 were in general and administrative functions. None of our employees are expected to be subject to a collective bargaining agreement or represented by a trade or labor union. We consider our employee relations to be good.

Our Corporate Information

We are an Irish incorporated public limited company, which was established as a shelf company in May 2017 as a private company limited by shares and was de-shelved to hold Alkermes’ oncology business in connection with our Separation from Alkermes. On August 21, 2023, we altered our legal status under Irish law to that of a public limited company by re-registering it as a public limited company and changing our name to Mural Oncology plc. Prior to our Separation from Alkermes, the oncology business was held and conducted within Alkermes. Our U.S. operations are conducted by our wholly-owned subsidiary Mural Oncology, Inc., a Delaware corporation.

Available Information

We are subject to the information and reporting requirements of the Securities Exchange Act of 1934 (the “Exchange Act”) under which we file periodic reports, proxy and information statements and other information with the SEC. Copies of the reports, proxy statements and other information are available on the SEC’s website, https://www.sec.gov.

Financial and other information about us is available on our website (www.muraloncology.com). The information on our website, or that may be accessed by links on our website, is not incorporated by reference into this Annual Report on Form 10-K and should not be considered to be a part of this Annual Report on Form 10-K. Our website is included in this Annual Report on Form 10-K as an inactive textual reference only. We make available on our website, free of charge, copies of our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act as soon as reasonably practicable after filing such material electronically or otherwise furnishing it to the Securities and Exchange Commission. We also make available, free of charge on our website, the reports filed with the SEC by our executive officers, directors and 10% shareholders pursuant to Section 16 under the Exchange Act as soon as reasonably practicable after copies of those filings are provided to us by those persons. Copies are available in print to any shareholder upon request in writing to Attention: Investor Relations, Mural Oncology plc, 852 Winter Street, Waltham, MA 02451.

Item 1A. Risk Factors.

You should consider carefully the following risks and uncertainties, together with all the other information contained in this Annual Report, including our consolidated financial statements and notes thereto, when evaluating our ordinary shares. The impact from these risks and uncertainties may be materially adverse to our business, prospects, financial condition and results of operations. The risks described below are not the only risks we face. Additional risks and uncertainties not currently known to us or those we currently view to be immaterial also may materially harm our business, prospects, financial condition and results of operations. As a result, the trading price of our ordinary shares could decline, which could decrease the value of our ordinary shares that you hold.

Risks Related to Our Financial Position and Capital Needs

Because we have a limited operating history as a standalone company, valuing our business and predicting our prospects is challenging.

Historically and through the date of our Separation from Alkermes plc (the “Former Parent” or “Alkermes”), our business was conducted by the Former Parent. As a result, we have a limited operating history as a standalone company. We are developing a pipeline of immunotherapies that may meaningfully improve the lives of patients with cancer and have progressed our lead product candidate, nemvaleukin alfa (“nemvaleukin”), into potentially registrational clinical trials and have nominated development candidates for our IL-18 and IL-12 programs. The conduct of our business by the Former Parent prior to the Separation and our operations to date have focused primarily on organizing and staffing our company, business planning, identifying potential product candidates, and conducting clinical trials and preclinical studies for our product candidates. We have not yet demonstrated an independent ability to successfully complete any registrational clinical trials, obtain regulatory approvals, manufacture a clinical- or commercial-scale product, or conduct the sales and marketing activities necessary for successful product commercialization. Following the Separation, the Former Parent will continue to provide some of these functions to us for a specified time period, as described in Note 1, Organization and Description of Business, in the notes to the consolidated financial statements included elsewhere in this Annual Report. We have made and will need to continue to make investments to replicate or outsource from other providers certain manufacturing facilities, systems, infrastructure and personnel to which we no longer have access following our Separation from the Former Parent. Our initiatives to develop an independent ability to operate without access to the Former Parent’s existing operational and administrative infrastructure will include implementation costs. We may not be able to operate our business efficiently or at comparable costs to our pre-Separation operations. Consequently, any predictions made about our future success or viability in the development and commercialization of biopharmaceutical products may not be as accurate as they could have been if we had a history of successfully developing and commercializing biopharmaceutical products. We expect our operating and financial results to be subject to frequent fluctuations. We expect to encounter challenges frequently experienced by clinical-stage biopharmaceutical companies in rapidly evolving fields, and we have not yet demonstrated an ability to successfully navigate such challenges independently. If we do not address the challenges we face successfully, our business, prospects, financial condition and results of operations may be materially harmed.

Our financial condition raises substantial doubt as to our ability to continue as a going concern.

We will require substantial funds to maintain our research and development programs as we continue to develop and seek regulatory approval of nemvaleukin, and to support our continued operations. We have incurred significant operating losses and negative cash flows from operations since our inception. As of December 31, 2024, we had approximately $144.4 million in cash, cash equivalents, and marketable securities which we expect will be sufficient to support our operations into the first quarter of 2026. We anticipate that we will continue to incur significant operating losses as we continue to develop and seek regulatory approval of nemvaleukin and continue preclinical and clinical studies and other research and development activities, including for our IL-18 and IL-12 programs. As a result, our continued operations are dependent on our ability to raise additional funding, which may be through public or private equity financings, debt financings, collaborative arrangements, licensing arrangements or other sources. However, there is no assurance that such additional funding will be available on terms acceptable to us or at all. We may also be required to reduce our current spending requirements where possible. The report from our independent registered public accounting firm for the year ended December 31, 2024 includes an explanatory paragraph stating that our recurring losses and cash outflows from operations raise substantial doubt about our ability to continue as a going concern.

If we utilize our capital resources more quickly than anticipated or are unable to obtain additional funding, we may have to significantly curtail, delay, reduce or eliminate one or more of our research and development programs, which could materially adversely affect our business, financial condition, and results of operations. If we are unable to continue as a going concern, we may have to liquidate our assets and may receive less than the value at which those assets are carried on our financial statements, and it is likely that investors will lose all or part of their investment. If we seek additional financing to fund our business activities in the future and there remains substantial doubt about our ability to continue as a going concern, investors or other financing sources may be unwilling to provide funding to us on commercially reasonable terms, if at all.

We have no products approved for commercial sale and have not generated any revenue from product sales. We may never generate any revenue or become profitable or, if we achieve profitability, we may not be able to sustain it.

To date, we have not generated any revenue from our product candidates or product sales, we do not expect to generate any revenue from the sale of products for a number of years and we may never generate revenue from the sale of products. Our ability to generate product revenue depends on a number of factors, including, but not limited to, our ability to:

•	successfully complete our ongoing and planned preclinical and clinical studies;

•	successfully initiate and complete clinical trials for nemvaleukin and other product candidates;

•	successfully enroll subjects in, and complete, our ongoing clinical trials and any future clinical trials;

•	initiate and/or successfully complete the safety and efficacy studies required to obtain United States (“U.S.”) and/or non-U.S. regulatory approvals for our product candidates;

•	establish clinical and commercial manufacturing capabilities or make arrangements with third-party manufacturers for clinical supply and commercial manufacturing;

•	obtain and maintain regulatory approval for our product candidates;

•	obtain and maintain patent and trade secret protection or regulatory exclusivity for our product candidates;

•	launch commercial sales of our products, if and when approved, whether alone or in collaboration with others;

•	obtain and maintain acceptance of our products, if and when approved, by patients, the medical community and third-party payors;

•	effectively compete with other therapies;

•	obtain and maintain healthcare coverage and adequate reimbursement for any approved products;

•	enforce and defend intellectual property rights and claims; and

•	maintain an acceptable safety profile for our products following approval.

Because of the numerous risks and uncertainties associated with biopharmaceutical product development, we are unable to accurately predict the timing or amount of expenses we may incur in connection with these activities prior to generating product revenue. In addition, we may never succeed in these activities and, even if we do, may never generate revenues that are significant enough to achieve profitability. Even if we do achieve profitability, we may not be able to sustain or increase profitability on a quarterly or annual basis. Our failure to become and remain profitable would depress the value of our company and could impair our ability to raise capital, expand our business, maintain our research and development efforts, diversify our product candidates or even continue our operations. A decline in the value of our company could also cause our shareholders to lose all or part of their investment.

Our business has incurred significant losses and we anticipate that we will continue to incur significant losses for the foreseeable future.

Our business has incurred operating losses to date due to costs incurred in connection with our research and development activities and general and administrative expenses associated with our operations and we have not yet generated any revenue as a standalone company, nor did our business generate any revenue when operated by the Former Parent. If our product candidates are not successfully developed and approved, we may never generate any product revenue from product sales. Our net losses for the years ended December 31, 2024 and 2023 were $128.5 million and $207.4 million, respectively. We expect to continue to incur losses for the foreseeable future, and we anticipate these losses will increase as our product candidates advance through clinical trials, and as we expand our clinical, regulatory, quality and manufacturing capabilities and incur additional costs associated with operating as an independent public company. If we obtain marketing and regulatory approval for any of our product candidates, we will incur significant commercialization expenses for marketing, sales, manufacturing and distribution. We may encounter unforeseen expenses, difficulties, complications, delays and other known or unknown factors in achieving our business objectives. We will need to develop commercial capabilities, and we may not be successful in doing so. The net losses we incur may fluctuate significantly from quarter to quarter and year to year.

We will need to raise additional funding to advance our product candidates, which may not be available on acceptable terms, or at all. If we are unable to obtain additional funding when needed, we may have to delay or scale back some of our programs or grant rights to third parties to develop and market our product candidates.

As of December 31, 2024, our cash, cash equivalents and marketable securities were $144.4 million. Our management believes that our existing cash, cash equivalents and marketable securities will be sufficient to fund our current operating plan into the first quarter of 2026.

We will require significant additional funding to advance our product candidates as we continue to expend substantial resources developing and commercializing new and existing product candidates, including costs associated with research and development, acquiring new technologies, conducting preclinical studies and clinical trials, obtaining regulatory approvals, manufacturing products, and establishing marketing and sales capabilities to commercialize our product candidates. Conducting preclinical studies and clinical trials is a time-consuming, expensive, and uncertain process that can take years to complete, and we may never generate the necessary data or results required to obtain marketing approval and achieve product sales. In addition, our product candidates, if approved, may not achieve commercial success. Our commercial revenues, if any, will be derived from sales of products that may not be commercially available for several years, if ever. Accordingly, we will need to continue to rely on additional financing to achieve our business objectives.

Any additional fundraising efforts may divert our management from their day-to-day activities, which may adversely affect our ability to develop and commercialize our product candidates. In addition, we cannot guarantee that financing will be available in sufficient amounts or on terms acceptable to us, if at all. We may raise additional funds through public or private equity financings, debt financings, collaborative arrangements, licensing arrangements or other sources. Volatility in the financial markets due to unfavorable global economic conditions, including disruptions in the banking industry and inflationary pressures, has generally made equity and debt financing more difficult to obtain and may have a material adverse effect on our ability to meet our fundraising needs. Moreover, the terms of any financing may adversely affect the holdings or the rights of our shareholders, and the issuance of additional securities by us, whether equity or debt, or the possibility of such issuance, may cause the market price of our shares to decline. Debt financing, if available, may involve covenants that could restrict our business activities. If we are unable to raise additional funds through equity or debt financing when needed, we may be required to delay, scale back, or eliminate expenditures for some of our development programs, including restructuring our operations, refinancing or restructuring our debt, or granting rights to third parties to develop and market product candidates that we would otherwise prefer to internally develop and market. If we grant such rights, the ultimate value of these product candidates to us may be reduced. Regardless of the terms of any debt or equity financings we may enter into, our agreements and obligations under the tax matters agreement with the Former Parent may limit our ability to issue ordinary shares to raise capital during the four-year period beginning two years before and ending two years after the Distribution by the Former Parent of our ordinary shares to the Former Parent’s shareholders. For more information, see “—Risks Related to the Separation and the Distribution” in this Annual Report.

If we are unable to obtain funding on a timely basis, or if revenues from collaboration arrangements or product sales are less than we anticipate, we may be required to significantly curtail, delay or discontinue one or more of our research and development programs or the commercialization of any product candidates or be unable to expand our operations or otherwise capitalize on our business opportunities, as desired, which could materially affect our business, financial condition and results of operations.

Adverse developments affecting the financial services industry could adversely affect our current and projected business operations and our financial condition and results of operations.

Adverse developments that affect financial institutions, such as events involving liquidity that are rumored or actual, have in the past and may in the future lead to bank failures and market-wide liquidity problems.

Although we assess our banking relationships as we believe necessary or appropriate, our access to cash in amounts adequate to finance or capitalize our current and projected future business operations could be significantly impaired by factors that affect the financial institutions with which we have banking relationships, and in turn, us. These factors could include, among others, events such as liquidity constraints or failures, the ability to perform obligations under various types of financial, credit or liquidity agreements or arrangements, disruptions or instability in the financial services industry or financial markets, or concerns or negative expectations about the prospects for companies in the financial services industry.

In addition, widespread investor concerns regarding the U.S. or international financial systems could result in less favorable commercial financing terms, including higher interest rates or costs and tighter financial and operating covenants, or systemic limitations on access to credit and liquidity sources, thereby making it more difficult for us to acquire financing on acceptable terms or at all. Any decline in available funding or access to our cash and liquidity resources could, among other risks, adversely impact our ability to meet our operating expenses, financial obligations or fulfill our other obligations, result in breaches of our financial and/or contractual obligations or result in violations of U.S. federal or U.S. state wage and hour laws. Any of these impacts, or any other impacts resulting from the factors described above or other related or similar factors not described above, could have material adverse impacts on our liquidity and our current and/or projected business operations and financial condition and results of operations.

In addition, one or more of our vendors, third-party manufacturers, or other business partners could be adversely affected by any of the liquidity or other risks that are described above, which in turn, could have a material adverse effect on our current and/or projected business operations and results of operations and financial condition. Any business partner bankruptcy or insolvency, or any breach or default by a business partner, or the loss of any significant supplier relationships, could result in material adverse impacts on our current and/or projected business operations and financial condition.

Risks Related to Discovery, Product Development and Regulatory Approval of Our Product Candidates

Biopharmaceutical product development involves a lengthy and expensive process, with an uncertain outcome. We may incur additional unexpected costs or experience delays in completing, or ultimately be unable to complete, the development and commercialization of our product candidates.

Our business depends heavily on the successful execution of our clinical development plan, regulatory approvals and commercialization of nemvaleukin and other product candidates. To obtain the requisite regulatory approvals to commercialize any product candidate, we must demonstrate through extensive preclinical studies and clinical trials that such product candidate is safe and effective for use in humans. Designing, conducting, and completing a clinical development program is complex and expensive and can take many years to complete, and its outcome is inherently uncertain. We have incurred, and will continue to incur, substantial expenses for preclinical testing, clinical trials, and other activities related to our clinical development programs.

We may be unable to establish clinical outcomes that applicable regulatory authorities would consider clinically meaningful, and a clinical trial can fail at any stage of testing. Our current product candidates, as well as any we may discover in the future, will require substantial additional development and testing, and regulatory approvals, prior to commercialization.

Each product candidate must demonstrate an adequate benefit-risk profile for its intended use in its intended patient population. In some instances, significant variability in safety or efficacy appear in different clinical studies of the same product candidate due to numerous factors, including changes in study protocols, differences in the number and characteristics of the enrolled subjects, variations in the dosing regimen and other clinical study parameters or the dropout rate among study participants. Product candidates in later stages of clinical studies often fail to demonstrate adequate safety and efficacy despite promising preclinical testing and earlier clinical studies. A number of companies in the biopharmaceutical industry have suffered significant setbacks in later-stage clinical studies. Most product candidates that begin clinical studies are never approved for commercialization by regulatory authorities.

Successful completion of clinical trials is a prerequisite to submitting a Biologics License Application (“BLA”) to the U.S. Food and Drug Administration (“FDA”), a marketing authorization application to the European Medicines Agency (“EMA”) and similar marketing applications to comparable non-U.S. regulatory authorities for each product candidate, as applicable, and, consequently, the ultimate approval and commercial marketing of any product candidates.

Although we are currently conducting two potentially registrational clinical trials for nemvaleukin, we do not know whether these trials, our other current clinical trials or any future clinical trials will be successful, as completion of these trials and the outcomes of the trials could vary based on a multitude of factors, including study start up, country approvals, and overall regional differences in treatments and outcomes.

We may experience delays in initiating or completing clinical trials and preparing for regulatory submissions. We also may experience numerous unforeseen events during, or as a result of, any current or future clinical trials that could delay or prevent our ability to develop our product candidates or receive marketing approval or commercialize our product candidates, including:

•	we may be unable to generate sufficient preclinical, toxicology, or other in vivo or in vitro data to obtain regulatory authorizations to commence a clinical trial;

•

the FDA, EMA or comparable other regulatory authorities may require us to submit additional data, such as long-term toxicology studies, or impose other requirements before permitting us to initiate a clinical trial or prior to commercialization;

•	we may experience issues in reaching a consensus with regulatory authorities on trial design;

•	regulators, institutional review boards (“IRBs”) or ethics committees may not authorize us or our investigators to commence a clinical trial or conduct a clinical trial at a prospective trial site;

•

we may experience delays in reaching, or fail to reach, agreement on acceptable terms with prospective trial sites and prospective contract research organizations (“CROs”) or contract development and manufacturing organizations (“CDMOs”), the terms of which can be subject to extensive negotiation and may vary significantly among different CROs, CDMOs and trial sites;

•	clinical trial sites may deviate from a trial protocol or drop out of a trial or fail to conduct the trial in accordance with regulatory requirements;

•

the number of subjects required for clinical trials of our product candidates may be larger than we anticipate, enrollment in these clinical trials may be slower than we anticipate, or subjects may drop out of these clinical trials or fail to return for post-treatment follow-up at a higher rate than we expect;

•

subjects that enroll in our studies may misrepresent their eligibility or may otherwise not comply with the clinical trial protocol, resulting in the need to drop the subject from the trial, increase the needed enrollment size for the clinical trial or extend its duration;

•	subjects may choose an alternative treatment for the indication for which we are developing our product candidates, or participate in competing clinical trials;

•	subjects may experience severe or unexpected drug-related adverse effects;

•	clinical trials of our product candidates may produce unfavorable, inconclusive, or clinically insignificant results;

•

we may decide to, or regulators, IRBs or ethics committees may require us to, make changes to a clinical trial protocol or conduct additional preclinical studies or clinical trials, or we may decide to abandon product development programs;

•	we may need to add new or additional clinical trial sites and may experience delays or interruptions in site initiations;

•

our third-party contractors, including those manufacturing our product candidates or conducting clinical trials on our behalf, may fail to comply with regulatory requirements or meet their contractual obligations to us in a timely manner, or at all, or may deviate from the clinical trial protocol or drop out of the trial, which may require that we add new clinical trial sites or third-party contractors;

•	we may experience manufacturing delays, and any changes to manufacturing processes or third-party contractors that may be necessary or desired could result in other delays;

•	we may not be able to raise funding necessary to initiate or continue a trial;

•	the cost of preclinical testing and studies and clinical trials of any product candidates may be greater than we anticipate or greater than our available financial resources;

•

the supply or quality of our product candidates or other materials necessary to conduct clinical trials of our product candidates may be insufficient or inadequate or we may not be able to obtain sufficient quantities of combination therapies for use in clinical trials;

•	reports may arise from preclinical or clinical testing of other therapies that raise safety or efficacy concerns about our product candidates;

•

our product candidates may have undesirable side effects or other unexpected characteristics, causing us or our investigators, regional regulators, IRBs or ethics committees to suspend or terminate the clinical trials;

•

we may elect to, or regional regulators, IRBs or ethics committees may require that we or our investigators, suspend or terminate clinical trials for various other reasons, including noncompliance with regulatory requirements; and

•	regulators may revise the requirements, timelines or pathways for approval of our product candidates, or such requirements, timelines or pathways may not be as we anticipate.

We could also encounter delays if a clinical trial is suspended or terminated by us, the IRBs of the institutions in which such clinical trials are being conducted, or the FDA, EMA or comparable regulatory authorities, or recommended for suspension or termination by the Independent Data Monitoring Committee for such clinical trial. A suspension or termination may be imposed due to a number of factors, including failure to conduct the clinical trial in accordance with regulatory requirements or our clinical protocols, inspection of the clinical trial operations or clinical trial site by the FDA, EMA or comparable non-U.S. regulatory authorities resulting in the imposition of a clinical hold, unforeseen safety issues or adverse side effects, failure to demonstrate a benefit from using a product or treatment, failure to establish or achieve clinically meaningful trial endpoints, changes in governmental regulations or administrative actions, lack of adequate funding to continue the clinical trial, or changes in treatment standards that could impact the relevance of our clinical trial. Clinical trials of any product candidates may fail to show acceptable safety or efficacy or produce negative or inconclusive results and we may decide, or regulators may require us, to conduct additional preclinical studies or clinical trials. Many of the factors that cause, or lead to, a delay in the commencement or completion of clinical trials may also ultimately lead to the denial of regulatory approval of our product candidates. Further, the FDA, EMA or comparable non-U.S. regulatory authorities may disagree with our clinical trial design and our interpretation of data from clinical trials. Regulatory authorities also may change the requirements for approval even after they have reviewed and commented on the design for our clinical trials, including if subsequent changes in standard of care impact the appropriateness of the design of our clinical trials.

For example, in December 2022, with the passage of the Food and Drug Omnibus Reform Act (“FDORA”), Congress required sponsors to develop and submit a diversity action plan (“DAP”) for each Phase 3 clinical trial or any other “pivotal study” of a new drug product. These plans are meant to encourage the enrollment of more diverse patient populations in late-stage clinical trials of FDA-regulated products. In June 2024, as mandated by FDORA, the FDA issued draft guidance outlining the general requirements for DAPs. Unlike most guidance documents issued by the FDA, the DAP guidance, when finalized, will have the force of law because FDORA specifically dictates that the form and manner for submission of DAPs are specified in FDA guidance. In January 2025, in response to an Executive Order issued by the President on January 21, 2025, on Diversity, Equity and Inclusion programs, the FDA removed this draft guidance from its website. This action raises questions about the applicability of statutory obligations to submit DAPs and the agency’s current thinking on best practices for clinical development.

In addition, conducting clinical trials in non-U.S. countries, as we may do for our product candidates, may present additional risks that may delay completion of our clinical trials. These potential risks include the failure of enrolled patients in non-U.S. countries to adhere to clinical protocols as a result of differences in healthcare services or cultural customs, managing additional administrative burdens associated with non-U.S. regulatory schemes, as well as political and economic risks relevant to such non-U.S. countries.

Further, in January 2022, the new Clinical Trials Regulation (EU) No 536/2014 became effective in the European Union and replaced the prior Clinical Trials Directive 2001/20/EC. This regulation aims at simplifying and streamlining the authorization, conduct and transparency of clinical trials in the European Union. Under the coordinated procedure for the approval of clinical trials, the sponsor of a clinical trial to be conducted in more than one EU member state will only be required to submit a single application for approval. The submission will be made through the Clinical Trials Information System, a clinical trials portal overseen by the EMA and available to clinical trial sponsors, competent authorities of the EU member states and the public. However, it is uncertain as to whether the regulation will achieve those goals and as to how it will be interpreted and implemented.

In addition, we are, or may become, subject to various U.S. federal, state, and local laws, regulations, and recommendations relating to safe working conditions, laboratory and manufacturing practices, the experimental use of animals, and the use and disposal of hazardous substances, including radioactive compounds and infectious disease agents, used in connection with our research work. If we fail to comply with the laws and regulations pertaining to our business, we may be subject to sanctions, including the temporary or permanent suspension of operations, product recalls, marketing restrictions, and civil and criminal penalties.

In addition, the information we choose to publicly disclose regarding a particular study or clinical trial is typically selected from a more extensive amount of available information. Regulatory authorities, investors, and or others may not agree with what we determine is the material or otherwise appropriate information to include in our disclosure, and any information we determine not to disclose may ultimately be deemed significant with respect to future decisions, conclusions, views, activities or otherwise regarding a particular product, product candidate or our business.

Clinical trials are expensive, and our operational, development and research and development costs will increase if we experience delays in clinical testing or marketing approvals. Significant clinical trial delays also could shorten any periods during which we may have the exclusive right to commercialize our product candidates and may allow our competitors to bring products to market before we do, potentially impairing our ability to successfully commercialize our product candidates and harming our business and results of operations. Any delays in our clinical development programs may harm our business, financial condition and results of operations significantly.

Delays or difficulties in the enrollment of patients in our clinical trials could cause our clinical development activities to be delayed or otherwise adversely affected, which could materially impact our business.

We may experience difficulties in patient enrollment in our clinical trials for a variety of reasons. The timely completion of clinical trials in accordance with their protocols depends, among other things, on our ability to enroll a sufficient number of patients who remain in the trial until its conclusion. While enrollment for our ARTISTRY-7 trial was completed, along with Cohort 1, Cohort 2 and Cohort 3 of our ARTISTRY-6 clinical trial, enrollment for Cohort 4 of our ARTISTRY-6 trial remains open. The enrollment of patients depends on many factors, including:

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clinicians’ and patients’ perceptions as to the potential advantages of the product candidate being studied in relation to other available therapies, including any other products that may be approved for the indications we are investigating;

•	the severity of the disease under investigation;

•	the patient eligibility and the inclusion and exclusion criteria defined in the protocol;

•	adverse events in our clinical trials and in third-party clinical trials of agents similar to our product candidates;

•	the size and health of the patient population required for analysis of the trial’s primary endpoints;

•	the proximity of patients to trial sites;

•	the design of the trial;

•	our ability to recruit clinical trial investigators with the appropriate competencies and experience;

•	our ability to obtain and maintain patient consents;

•	our ability to monitor patients adequately during and after treatment;

•	the risk that patients enrolled in clinical trials will drop out of the trials before completion; and

•	factors we may not be able to control that may limit the availability of patients, principal investigators or staff or clinical trial sites.

In addition, our clinical trials will compete with other clinical trials for product candidates and this competition will reduce the number and types of patients available to us, because some patients who might have opted to enroll in our trials may instead opt to enroll in a trial being conducted by one of our competitors. Since the number of qualified clinical investigators is limited, we expect to conduct some of our clinical trials at the same clinical trial sites that some of our competitors use, which will reduce the number of patients who are available for our clinical trials at such clinical trial sites.

Our inability to enroll a sufficient number of patients for our clinical trials would result in significant delays or might require us to abandon one or more clinical trials altogether. Enrollment delays in our clinical trials may result in increased development costs for our product candidates, slow down or halt our product candidate development and approval process and jeopardize our ability to seek and obtain the marketing approval required to commence product sales and generate revenue, which would cause the value of our company to decline and limit our ability to obtain additional financing, if needed.

If our clinical trials fail to replicate positive results from earlier preclinical studies or clinical trials conducted by us or third parties, we may be unable to successfully develop, obtain regulatory approval for or commercialize our product candidates.

Our preclinical studies or early clinical trials of our product candidates, whether conducted by us or third parties, may not necessarily be predictive of the results of later clinical trials that we conduct. Similarly, even if we are able to complete our planned clinical trials of our product candidates, positive results from such clinical trials may not be replicated in our subsequent preclinical studies or clinical trials or in real-world results. For example, our results in our ARTISTRY-1 and ARTISTRY-3 trials are not necessarily indicative of results we may achieve in our ARTISTRY-6 and ARTISTRY-7 trials. We additionally intend to pursue development of nemvaleukin for other indications or with different dosing regimens, and results from our trials to date are not necessarily predictive of results in those potential future trials.

Many companies in the pharmaceutical and biotechnology industries have suffered significant setbacks in late-stage clinical trials after achieving positive results in early-stage development, and we cannot be certain that we will not face similar setbacks. These setbacks have been caused by, among other things, preclinical findings made while clinical trials were underway or safety or efficacy observations made in preclinical studies and clinical trials, including previously unreported adverse events. Moreover, preclinical and clinical data are often susceptible to varying interpretations and analyses and many companies that believed their product candidates performed satisfactorily in preclinical studies and clinical trials nonetheless failed to obtain FDA, EMA or comparable non-U.S. regulatory authority approval. Furthermore, the approval policies or regulations of the FDA, EMA or comparable non-U.S. regulatory authorities may significantly change in a manner that may render our clinical data insufficient for approval, which may lead to the FDA, EMA or comparable non-U.S. regulatory authorities delaying, limiting or denying approval of our product candidates.

Interim, “topline” and preliminary data from our clinical trials that we announce or publish from time to time may change as more data become available, are not necessarily predictive of the final results of the completed study or the results of other ongoing or future studies and are subject to audit and verification procedures that could result in material changes.

From time to time, we may announce, publish or report preliminary, topline or interim data from our clinical trials, including those in the ARTISTRY development program for nemvaleukin. Such data are subject to the risk that one or more of the clinical outcomes may materially change as patients continue progressing through the study (for example, in oncology studies, a patient may progress from a complete or partial response to progressive disease), as patient enrollment continues and/or as more patient data become available, and such data may not be indicative of final data from such trials, data from future trials or real-world results. In addition, such data may remain subject to audit confirmation and verification procedures that may result in the final data being materially different from the preliminary, topline or interim data disclosed. As a result, all preliminary, topline and interim data should be viewed with caution until the final data are available. Material adverse differences between preliminary, topline or interim data and final data could significantly harm our business, financial condition, cash flows and results of operations.

We may seek approval of our product candidates, where applicable, under the FDA’s accelerated approval pathway. This pathway may not lead to a faster development or regulatory review or approval process, and it does not increase the likelihood that our product candidates will receive marketing approval.

A product may be eligible for accelerated approval if it treats a serious or life-threatening condition and generally provides a meaningful advantage over available therapies. In addition, it must demonstrate an effect on a surrogate endpoint that is reasonably likely to predict clinical benefit, or on a clinical endpoint that can be measured earlier than irreversible morbidity or mortality (“IMM”), that is reasonably likely to predict an effect on IMM or other clinical benefit. Under FDORA, the FDA is permitted to require, as appropriate, that a post-approval confirmatory study or studies be underway prior to approval or within a specified time period after the date of approval for a product that is granted accelerated approval. FDORA also requires sponsors to send updates to the FDA every 180 days on the status of such studies, including progress toward enrollment targets, and the FDA must promptly post this information publicly. FDORA also gives the FDA increased authority to withdraw accelerated approval on an expedited basis if the sponsor fails to conduct such studies in a timely manner, send the necessary updates to the FDA, or if such post-approval studies fail to verify the drug’s predicted clinical benefit; and to take action, such as issuing fines, against companies that fail to conduct with due diligence any post-approval confirmatory study or submit timely reports to the agency on their progress. In addition, the FDA generally requires pre-approval of promotional materials for products receiving accelerated approval, which could adversely impact the timing of the commercial launch of the product.

Prior to seeking accelerated approval of any of our product candidates, we would expect to seek feedback from the FDA and to otherwise evaluate our ability to seek and receive such accelerated approval. There can be no assurance that after our evaluation of the feedback and other factors we will decide to pursue accelerated approval or any other form of expedited development, review or approval or that we will continue to pursue or apply for accelerated approval even if we initially decide to do so. Furthermore, if we decide to submit an application for accelerated approval, there can be no assurance that such submission or application will be accepted or that any expedited development, review or approval will be granted on a timely basis, or at all. The FDA could also require us to conduct further studies prior to considering our application or granting approval of any type. Thus, even if we seek to utilize the accelerated approval pathway for nemvaleukin or other product candidates, we may not be able to obtain accelerated approval, and even if we do, that product may not experience a faster development or regulatory review or approval process. In addition, receiving accelerated approval does not ensure the product’s accelerated approval will eventually be converted to a traditional approval.

In March 2023, the FDA issued draft guidance that outlines its current thinking and approach to accelerated approval. The FDA indicated that the accelerated approval pathway is commonly used for approval of oncology drugs due to the serious and life-threatening nature of cancer. Although single-arm trials have been commonly used to support accelerated approval, a randomized controlled trial is the preferred approach as it provides a more robust efficacy and safety assessment and allows for direct comparisons to an available therapy. To that end, the FDA outlined considerations for designing, conducting, and analyzing data for trials intended to support accelerated approvals of oncology therapeutics. While this guidance is currently only in draft form and will not be legally binding even when finalized, we will need to consider the FDA’s guidance closely if we seek accelerated approval for any of our products. Accordingly, even if we do receive accelerated approval, we may not experience a faster development or regulatory review or approval process, and receiving accelerated approval does not provide assurance of ultimate full FDA approval.

Finally, there can be no assurance that we will satisfy all FDA requirements, including new provisions, that govern accelerated approval. For example, with the passage of FDORA in December 2022, Congress modified certain provisions governing accelerated approval of drug and biologic products. Specifically, the new legislation authorized the FDA to require a sponsor to have its confirmatory clinical trial underway before accelerated approval is awarded and to submit progress reports on its post-approval studies to the FDA every six months until the study is completed. Moreover, FDORA established expedited procedures authorizing the FDA to withdraw an accelerated approval if certain conditions are met, including where a required confirmatory study fails to verify and describe the predicted clinical benefit or where evidence demonstrates the product is not shown to be safe or effective under the conditions of use. The FDA may also use such procedures to withdraw an accelerated approval if a sponsor fails to conduct any required post-approval study of the product with due diligence, including with respect to “conditions specified by the Secretary.” The new procedures include the provision of due notice and an explanation for a proposed withdrawal, and opportunities for a meeting with the FDA Commissioner or the FDA Commissioner’s designee and a written appeal, among other things. We will need to fully comply with these and other requirements in connection with the development and approval of any product candidate that qualifies for accelerated approval.

In the EU, a “conditional” marketing authorization may be granted in cases where all the required safety and efficacy data are not yet available. A conditional marketing authorization is subject to conditions to be fulfilled for generating missing data or ensuring increased safety measures. A conditional marketing authorization is valid for one year and has to be renewed annually until fulfillment of all relevant conditions. Once the applicable pending studies are provided, a conditional marketing authorization can become a “standard” marketing authorization. However, if the conditions are not fulfilled within the timeframe set by the EMA, the marketing authorization will cease to be renewed.

We are conducting, and intend in the future to conduct, clinical trials for certain of our product candidates at sites outside the U.S. The FDA may not accept data from trials conducted in such locations and the conduct of trials outside the U.S. could subject us to additional delays and expense.

We are conducting, and intend in the future to conduct, our clinical trials globally, including at sites outside the U.S. For example, we currently conduct or plan to conduct clinical trials in Canada, Australia, South Korea, Poland, Spain, Taiwan, the United Kingdom (“UK”), Italy, Austria, Israel, Singapore, Germany, Belgium, Lithuania, the Czech Republic, Norway, Denmark, and France. Although the FDA may accept data from clinical trials conducted outside the U.S., acceptance of these data is subject to certain conditions imposed by the FDA. In cases where data from foreign clinical trials are intended to serve as the sole basis for marketing approval in the U.S., the FDA will generally not approve the application on the basis of foreign data alone unless (i) the data are applicable to the U.S. population and U.S. medical practice; (ii) the trials were performed by clinical investigators of recognized competence and pursuant to good clinical practice (“GCP”) regulations; and (iii) the data may be considered valid without the need for an on-site inspection by the FDA, or if the FDA considers such inspection to be necessary, the FDA is able to validate the data through an on-site inspection or other appropriate means.

In addition, even where the foreign study data are not intended to serve as the sole basis for approval, the FDA will not accept the data as support for an application for marketing approval unless the study satisfies certain conditions. For example, the clinical trial must be well designed and conducted and performed by qualified investigators in accordance with GCP. The FDA must be able to validate the data from the trial through an onsite inspection if necessary. The trial population must also have a similar profile to the U.S. population, and the data must be applicable to the U.S. population and U.S. medical practice in ways that the FDA deems clinically meaningful, except to the extent the disease being studied does not typically occur in the U.S. In addition, while these clinical trials are subject to applicable local laws, the FDA acceptance of the data will be dependent upon its determination that the trials also complied with all applicable U.S. laws and regulations. There can be no assurance that the FDA will accept data from clinical trials conducted outside of the U.S. If the FDA does not accept the data from any trial that we conduct outside the U.S., it would likely result in the need for additional trials, which would be costly and time-consuming and delay or permanently halt our development of our product candidates.

In addition, the conduct of clinical trials outside the U.S. could have a significant adverse impact on us or the trial results. Risks inherent in conducting international clinical trials include clinical practice patterns and standards of care that vary widely among countries; non-U.S. regulatory authority requirements that could restrict or limit our ability to conduct our clinical trials; administrative burdens of conducting clinical trials under multiple non-U.S. regulatory authority frameworks; non-U.S. exchange rate fluctuations; and diminished protection of intellectual property in some countries. In addition, global economic or political unrest could result in delays in our clinical trials, or the ability of third parties on whom we rely to conduct our clinical trials in a timely manner. Any such delay could have an adverse impact on our business, financial condition and results of operations.

Side effects, serious adverse events, or other undesirable properties could arise from the use of our product candidates and, in turn, could delay or halt clinical trials, delay or prevent regulatory approval, result in a restrictive label for our products, if approved, or result in significant negative consequences following any marketing approval.

Undesirable side effects or serious adverse events caused by our product candidates could cause us or regulatory authorities to interrupt, delay, or halt clinical trials and could result in a restrictive label for any approved products or the delay or denial of regulatory approval by the FDA or other comparable non-U.S. regulatory authorities.

Any related drug side effects or serious adverse events, or unforeseen side effects or serious adverse events in our clinical trials could affect clinical trial patient recruitment or the ability or desire of enrolled patients to complete the clinical trial, could result in suspension or termination of our clinical trials, or potential product liability claims.

Additionally, if any of our product candidates receives marketing approval, and we or others later identify undesirable side effects or serious adverse events caused by such product, a number of potentially significant consequences could result, including:

•	we may suspend or be forced to suspend marketing of such product;

•	we may be obliged to conduct a product recall or product withdrawal;

•	other regulatory authorities may suspend, vary, or withdraw their approvals of such product;

•	regulatory authorities may order the seizure of such product;

•	regulatory authorities may require additional warnings on the label or a REMS that could diminish the usage or otherwise limit the commercial success of such product;

•	we may be required to conduct post marketing studies for such product;

•	we could be sued and held liable for harm caused to patients that are believed to be related to use of such product;

•	we could be required to pay fines and face other administrative, civil, and criminal penalties; and

•	our reputation may suffer.

Any of these events could prevent us from achieving or maintaining market acceptance of such product.

Preclinical development is uncertain. Our discovery-stage and preclinical programs may experience delays or may never advance to clinical trials, which would adversely affect our ability to obtain regulatory approvals or commercialize these programs on a timely basis or at all, which would have an adverse effect on our business.

Our interleukin-18 (“IL-18”) and interleukin-12 (“IL-12”) programs are still in the preclinical stage of development, and their risk of failure is high. Before we can commence clinical trials for a product candidate, we must complete extensive preclinical testing and studies that support our planned Investigational New Drug applications (“IND”) in the U.S., or similar applications in other jurisdictions. While we currently expect to submit an IND or CTA for the IL-18 program in the first half of 2026, the timeline for the submission may be delayed. We cannot be certain of the timely completion or outcome of our preclinical testing and studies and cannot predict if the FDA or other regulatory authorities will accept our proposed clinical programs or if the outcome of our preclinical testing and studies will ultimately support the further development of our programs. As a result, we cannot be sure that we will be able to submit INDs or similar applications for our current or future preclinical programs on the timelines we expect, or at all, and we cannot be sure that submission of INDs or similar applications in other jurisdictions will result in the FDA or other regulatory authorities allowing clinical trials to begin.

We may not be successful in our efforts to identify or discover additional product candidates.

Although we intend to explore other therapeutic opportunities in addition to the product candidates that we are currently developing, we may fail to identify or discover viable new product candidates for clinical development for a number of reasons. If we fail to identify additional potential product candidates, our business could be materially harmed.

Research programs to pursue the development of our existing and planned product candidates for additional indications and to identify new product candidates and disease targets require substantial technical, financial and human resources whether or not they are ultimately successful. Our research programs may initially show promise in identifying potential indications and/or product candidates, yet fail to yield results for clinical development for a number of reasons, including:

•	the research methodology used may not be successful in identifying potential indications and/or product candidates;

•	potential product candidates may, after further study, be shown to have harmful adverse effects or other characteristics that indicate they are unlikely to be effective drugs; or

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it may take greater human and financial resources than we will possess to identify additional therapeutic opportunities for our product candidates or to develop suitable potential product candidates through internal research programs, thereby limiting our ability to develop, diversify and expand our product portfolio.

Accordingly, there can be no assurance that we will ever be able to identify additional therapeutic opportunities for our current product candidates or to develop suitable additional product candidates through internal research programs, which could materially adversely affect our future growth and prospects.

The regulatory approval process for our product candidates will be lengthy, time-consuming and inherently unpredictable and we may experience significant delays in the clinical development and regulatory approval, if any, of our product candidates.

We are not permitted to market any biological product in the U.S. until we receive approval of a BLA from the FDA. We have not previously submitted a BLA to the FDA, or similar marketing application to comparable non-U.S. regulatory authorities. A BLA must include extensive preclinical and clinical data and supporting information to establish that the product candidate is safe, pure and potent for each desired indication. A BLA must also include significant information regarding the chemistry, manufacturing and controls for the product, and the manufacturing facilities must complete a successful pre-license inspection.

The FDA’s approval of a BLA is not guaranteed, and the review and approval process is expensive, uncertain and may take several years. The FDA also has substantial discretion in the approval process. The number and types of preclinical studies and clinical trials that will be required for BLA approval varies depending on the product candidate, the disease or the condition that the product candidate is designed to treat and the regulations applicable to any particular product candidate. Despite the time and expense associated with preclinical studies and clinical trials, failure can occur at any stage.

The FDA may also require a panel of experts, referred to as an advisory committee (“Advisory Committee”), to deliberate on the adequacy of the safety and efficacy data from our clinical studies to support approval. The opinion of the Advisory Committee, although not binding, may have a significant impact on our ability to obtain approval in the U.S. of any product candidate that we develop based on the completed clinical trials.

In addition, public concern regarding the safety or efficacy of biopharmaceutical products could delay or limit our ability to obtain regulatory approval, result in the inclusion of unfavorable information in our labeling or require us to undertake other activities that may entail additional costs. We have not obtained FDA approval for any product as a standalone entity. This lack of experience may impede our ability to obtain FDA approval in a timely manner, if at all, for any current or future product candidates.

Our applications for our product candidates could fail to receive regulatory approval for many reasons, including the following:

•	the FDA, EMA or other comparable foreign regulatory authorities may disagree with the design, implementation or results of our clinical trials;

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the FDA, EMA or other comparable foreign regulatory authorities may determine that our product candidates are not safe and effective or have undesirable or unintended adverse events, toxicities or other characteristics that preclude our obtaining marketing approval or prevent or limit commercial use;

•	the population studied in the clinical trial may not be sufficiently broad or representative to assure efficacy and safety in the full population for which we seek approval;

•	the FDA, EMA or other comparable foreign regulatory authorities may disagree with our interpretation of data from preclinical studies or clinical trials or view such data as being biased;

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the unblinding associated with an interim analysis of data from a clinical trial may negatively impact the review and interpretation of such data by the FDA, EMA or other comparable foreign regulatory authority because such regulatory authority may view the unblinding as having potentially introduced bias into the study or otherwise more generally compromised the study’s integrity;

•	we may be unable to demonstrate to the FDA, EMA or other comparable foreign regulatory authorities that our product candidates’ risk-benefit ratios for their proposed indications are acceptable;

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the FDA, EMA or other comparable foreign regulatory authorities may fail to approve the manufacturing processes, test procedures and specifications or facilities of third-party manufacturers with which we contract for clinical and commercial supplies; and

•	the approval policies or regulations of the FDA, EMA or other comparable foreign regulatory authorities may significantly change in a manner rendering our clinical data insufficient for approval.

Any delay or failure in seeking or obtaining required approvals would have a material and adverse effect on our ability to generate revenue from any particular product candidates we are developing and for which we are seeking approval.

Manufacturing of biological products is complex, and we may experience manufacturing problems that result in delays in our development or commercialization programs.

The manufacturing of biologics is complex and difficult and we and the third parties upon whom we rely for manufacturing may experience production issues or interruptions for our product candidates, including raw material or starting material variability in terms of quality, cell line viability, productivity or stability issues, shortages of any kind, shipping, distribution, storage and supply chain failures, growth media contamination, equipment malfunctions, operator errors, facility contamination, labor problems, natural disasters, disruption in utility services, terrorist activities, or “acts of God” that are beyond our control or the control of our third-party manufacturers and other third parties.

Given the nature of biologics manufacturing, there is a risk of contamination during manufacturing. Any contamination could materially harm our ability to produce product candidates on schedule and could harm our results of operations and cause reputational damage. Some of the raw materials that we anticipate will be required in our manufacturing process are derived from biological sources. Such raw materials may be difficult to procure and may be subject to contamination or recall.

Problems with the manufacturing process, even minor deviations from the normal process, could result in product defects or manufacturing failures that result in lot failures, product recalls, product liability claims, insufficient inventory or potentially delay progression of our preclinical or clinical development of any product candidates we may develop. If we successfully develop product candidates, we may encounter problems achieving adequate quantities and quality that meet FDA, EMA, or other comparable applicable non-U.S. standards or specifications with consistent and acceptable production yields and costs. Our ability to scale our manufacturing and maintain the manufacturing process at the same levels of quality and efficacy that we are currently manufacturing is yet to be established. If we or our third-party manufacturers are unable to scale our manufacturing at the same levels of quality and efficiency, we may not have sufficient supply for our clinical trials or commercial supply. A material shortage, contamination or manufacturing failure in the manufacture of any product candidates we may develop or other adverse impact or disruption in the commercial manufacturing or the production of clinical material could materially harm our development timelines and our business, financial condition, results of operations and prospects.

We also face risks related to our reliance on our current and any future third-party manufacturers. For example, we and our third-party manufacturers are subject to significant regulation with respect to manufacturing our product candidates. All entities involved in the manufacturing of our biological product candidates for clinical trials and, if approved, for commercial sale, including any third-party manufacturers of any product candidates we may develop, are subject to extensive regulation, including that such product candidates must be manufactured in accordance with applicable current Good Manufacturing Practices (“cGMP”). These regulations govern manufacturing processes and procedures (including record keeping) and the implementation and operation of quality systems to control and assure the quality of investigational products and products approved for sale. Poor control of production processes can lead to the introduction of adventitious agents or other contaminants or to inadvertent changes in the properties or stability of our product candidates that may not be detectable in final product testing. We or our third-party manufacturers must supply all necessary documentation in support of a BLA on a timely basis and must adhere to the FDA’s current good laboratory practices and cGMP regulations, as applicable. Our facilities and quality systems and the facilities and quality systems of our third-party manufacturers must pass a pre-approval inspection for compliance with the applicable regulations as a condition of regulatory approval of any product candidates we may develop or any of our other potential products. In addition, the regulatory authorities may, at any time, audit or inspect a manufacturing facility involved with the preparation of our product candidates or our other potential products or the associated quality systems for compliance with the regulations applicable to the activities being conducted. If these facilities do not pass a pre-approval plant inspection, FDA approval of the products will not be granted.

Regulatory authorities also may, at any time following approval of a product for sale, audit our third-party manufacturers’ facilities. If any such inspection or audit identifies a failure to comply with applicable regulations or if a violation of our product specifications or applicable regulations occurs independent of such an inspection or audit, we or the relevant regulatory authority may require remedial measures that may be costly and/or time-consuming for us or a third party to implement and that may include the temporary or permanent suspension of a clinical trial or commercial sales or the temporary or permanent closure of a facility. Any such remedial measures imposed upon us or third parties with whom we contract could materially harm our business.

If we or any third-party manufacturer with which we contract for manufacturing and supply fail to maintain regulatory compliance, the FDA can impose regulatory sanctions including, among other things, refusal to approve a pending application for a new drug product or biological product, or revoke an existing approval. As a result, our business, financial condition and results of operations may be materially harmed.

Currently, we depend on single source manufacturers for certain elements of the manufacturing processes for certain of our product candidates. We cannot ensure that these manufacturers will remain in business or have sufficient capacity or supply to meet our needs. If the third-party manufacturers on whom we rely have insufficient capacity or experience supply, labor or other interruptions, or experience manufacturing challenges related to quality, failure relating to materials, the supply and quality of active pharmaceutical ingredients and other product components and any potential shortage of raw materials, safety issues, utility or transportation disruptions or other site-specific incidents, environmental incidents, and others, our development and commercialization plans for our product candidates may be disrupted. Our use of single source manufacturers exposes us to several other risks, including price increases or manufacturing delays beyond our control. Moreover, reliance on third-party manufacturers generally entails risks to which we would not be subject if we manufactured the product candidates or components of the product candidates ourselves, including:

•	the inability to negotiate manufacturing agreements with third parties under commercially reasonable terms or at all, particularly if they are affiliated with our competitors;

•	scheduling and supply risks as a result of using third-party manufacturers for all aspects of manufacturing activities, particularly if they are under contract with our competitors;

•	termination or nonrenewal of manufacturing agreements with third parties in a manner or at a time that is costly or damaging to us;

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disruptions to the operations of our third-party manufacturers or suppliers caused by conditions unrelated to our business or operations, including the bankruptcy of the manufacturer or supplier, public health crises or global conflicts;

•	the inability to obtain components or materials from alternate sources at acceptable prices in a timely manner; and

•	substantial delays or difficulties related to the establishment of replacement manufacturers who meet regulatory requirements.

Any of these events could lead to clinical trial delays or failure to obtain regulatory approval or impact our ability to successfully commercialize future products. Some of these events could be the basis for FDA action, including injunction, recall, seizure or total or partial suspension of production.

Additionally, if supply from one approved manufacturer is interrupted, such as could be the case with our current third-party manufacturer, there could be a significant disruption in supply. While we believe there are alternate manufacturers who can provide the manufacturing processes required to develop our product candidates, if we have to switch to a replacement manufacturer, the manufacture and delivery of our product candidates could be interrupted for an extended period, which could adversely affect our business. Furthermore, an alternative manufacturer would need to be pre-approved by the FDA through a BLA supplement which could result in further delay. The regulatory authorities may also require additional bridging studies or trials if a new manufacturer is relied upon for commercial production. Switching manufacturers may involve substantial costs and is likely to result in a delay in our desired clinical and commercial timelines.

Our business is highly dependent on the success of our lead product candidate, nemvaleukin, as well as the other product candidates in our pipeline. If we are unable to successfully complete clinical development of, obtain regulatory approval for, or commercialize our product candidates, or if we experience delays in doing so, our business will be materially harmed.

Our business and future success is highly dependent on our ability to obtain regulatory approval for, and if approved, successfully launch and commercialize, our current product candidates, including our most advanced product candidate, nemvaleukin. Additionally, we have a portfolio of programs that are in preclinical development, including our IL-18 and IL-12 programs, which may never advance to clinical-stage development.

Commencing clinical trials in the U.S. is subject to acceptance by the FDA of an IND and finalizing the trial design based on discussions with the FDA and other regulatory authorities. In the event that the FDA requires us to complete additional preclinical studies or we are required to satisfy other FDA requests prior to commencing clinical trials, the start of our clinical trials may be delayed. Even after we receive and incorporate guidance from these regulatory authorities, the FDA or other regulatory authorities could disagree that we have satisfied their requirements to commence any clinical trial or change their position on the acceptability of our trial design or the clinical endpoints selected, which may require us to complete additional preclinical studies or clinical trials or impose stricter approval conditions than we currently expect. In addition, emerging data from other clinical trials and regulatory approvals of other product candidates could impact the acceptability of our clinical trial designs. There are equivalent processes and risks applicable to clinical trial applications in other countries, including countries in the European Union (“EU”).

While we have interacted with the FDA in the development of our study design and protocols for our ARTISTRY clinical development program, we may experience issues that require revisions to our trial design and trial protocols. We have had minimal interaction with the FDA or other regulatory authorities with respect to our IL-18 and IL-12 programs, and the FDA or other regulatory authorities may not agree with our development strategy or plans for such programs.

We also may experience difficulties with patient recruitment and enrollment, quality and provision of clinical supplies, or early safety signals.

Even if we succeed in obtaining regulatory approval for a product candidate, we do not currently have an infrastructure for the sale, marketing, market access, patient service and distribution of pharmaceutical products. In order to market our product candidates, we must build our sales, marketing, managerial and other non-technical capabilities, or arrange with third parties to perform these services. There are risks involved with both establishing our own commercial capabilities and entering into arrangements with third parties to perform these services. For example, recruiting and training a sales force or reimbursement specialists is expensive and time-consuming and could delay any product candidate launch. If commercialization is delayed or does not occur, we would have prematurely or unnecessarily incurred such expenses. This may be costly, and our investment would be lost if we cannot retain or reposition our commercialization personnel.

If we enter into arrangements with third parties to perform sales, marketing, commercial support and distribution services, our product revenue or potential profitability from such product revenue may be lower than if we were to market and sell any products we may develop ourselves. In addition, we may fail to enter into arrangements with third parties to commercialize our product candidates or may be unable to do so on terms that are favorable to us. We may have little control over such third parties, and any of them may fail to devote the necessary resources and attention to sell and market our products effectively. If we do not establish commercialization capabilities successfully, either on our own or in collaboration with third parties, or if we are unable to do so on commercially reasonable terms, we will not be successful in commercializing our product candidates if approved and our business, prospects, financial condition and results of operations will be materially harmed.

The success of our business, including our ability to finance our company and generate any revenue in the future, will primarily depend on the successful development, regulatory approval and commercialization of our current and any future product candidates, which may never occur. It may be years before we are able to demonstrate clinical trial safety and efficacy data sufficient to warrant submission for approval for commercialization, and we may never be able to do so. If we are unable to develop, or obtain regulatory approval for, or, if approved, successfully commercialize our current or any future product candidates, we may not be able to generate sufficient revenue to continue our business.

The FDA or other regulatory authorities may not agree with our regulatory approval strategies or components of our filings for our products and may not approve, or may delay approval of, our products.

We must obtain government approvals before marketing or selling our products. The FDA in the U.S., and comparable regulatory authorities in other jurisdictions, impose substantial and rigorous requirements for the development, manufacture and commercialization of biological products, the satisfaction of which can take a significant number of years and can vary substantially based upon the type, complexity and novelty of the product.

In addition, regulation is not static, and regulatory authorities, including the FDA, evolve in their staff, interpretations and practices and may impose more stringent requirements than currently in effect, which may adversely affect our plans for product development, manufacture and/or commercialization. Additionally, changes in laws or regulations, particularly if there are changes in or the enactment of additional statutes, promulgation of regulations or issuance of guidance during preclinical or clinical development, may require us to change our trial designs or conduct additional trials. For example, in December 2022, with the passage of FDORA, Congress required sponsors to develop and submit a diversity action plan for each Phase 3 clinical trial or any other “pivotal study” of a new drug or biological product. In January 2025, in response to an Executive Order issued by the President on diversity, equity and inclusion programs, the FDA removed this draft guidance from its website. The approval procedure and the time required to obtain approval also varies among countries. Regulatory authorities may have varying interpretations of the same data, and approval by one regulatory authority does not ensure approval by regulatory authorities in other jurisdictions. In addition, the FDA or other regulatory authorities may choose not to communicate with or update us during clinical testing and regulatory review periods and the ultimate decision by the FDA or other regulatory authorities regarding drug approval may not be consistent with prior communications.

Moreover, principal investigators for our clinical trials may serve as scientific advisors or consultants to us and receive compensation in connection with such services. Under certain circumstances, we may be required to report some of these relationships to the FDA or comparable foreign regulatory authorities. The FDA or a comparable foreign regulatory authority may conclude that a financial relationship between us and a principal investigator has created a conflict of interest or otherwise affected the interpretation of the study. The FDA or comparable foreign regulatory authority may therefore question the integrity of the data generated at the applicable clinical trial site and the utility of the clinical trial itself may be jeopardized. This could result in a delay in approval, or rejection, of our marketing applications by the FDA or comparable foreign regulatory authority, as the case may be, and may ultimately lead to the denial of marketing approval of one or more of our product candidates.

Regulatory approval by the FDA or other regulatory authorities can be delayed, limited or not granted at all for many reasons, including because regulatory authorities may not agree with our regulatory approval strategies, plans for accelerated development timelines, components of our filings such as clinical trial designs, conduct and methodologies, or the sufficiency of our submitted data to meet their requirements for product approval. For example, we plan to conduct an interim analysis of the data from our ongoing ARTISTRY-7 clinical trial. Regulatory agencies, including the FDA, may have concerns about the potential introduction of bias, or more generally the integrity of the study itself, as a result of the unblinding and subsequent disclosure of results of the interim analysis, which could impact the approvability of a BLA based on such data. Regulatory authorities might not approve our or our licensees’ manufacturing processes or facilities, or those of the CROs and contract manufacturing organizations who conduct research or manufacturing work on our or our licensees’ behalf. Regulatory authorities also may change their requirements for approval or post-approval marketing. For example, positive data from the ARTISTRY-6 Cohort 2 could support discussions with the FDA regarding a BLA submission, and the FDA may grant accelerated approval for nemvaleukin pending clinical trial results, further understanding of the treatment landscape, and the rarity of the disease and timeframe needed to conduct a confirmatory trial. We will need to reach agreement with the FDA on a confirmatory data plan and there is no guarantee that the FDA will agree to any confirmatory data plan that we propose. If we submit a BLA and the

FDA grants accelerated approval to nemvaleukin for the treatment of mucosal melanoma, the FDA is permitted to require that one or more post-approval confirmatory studies be underway prior to approval or within a specified time period after accelerated approval is granted. The FDA may require us to conduct another clinical trial to convert accelerated approval to traditional approval for nemvaleukin for the treatment of mucosal melanoma. The treatment of cancer is a rapidly evolving field and will continue to evolve. By such time, if ever, as we may receive necessary regulatory approvals for our product candidates, the standard of care for the treatment of the relevant cancers may have evolved such that it would be necessary to modify our plans for regulatory approval, and the prospects for regulatory approval and commercial acceptance of our products may be limited by a change in the standard of care.

Further, under the Pediatric Research Equity Act (“PREA”), an NDA or supplement to an NDA for certain drug products must contain data to assess the safety and effectiveness of the drug product in all relevant pediatric subpopulations and to support dosing and administration for each pediatric subpopulation for which the product is safe and effective, unless the sponsor receives a deferral or waiver from the FDA. A deferral may be granted for several reasons, including a finding that the product or therapeutic candidate is ready for approval for use in adults before pediatric trials are complete or that additional safety or effectiveness data needs to be collected before the pediatric trials begin. The applicable legislation in the EU also requires sponsors to either conduct clinical trials in a pediatric population in accordance with a Pediatric Investigation Plan approved by the Pediatric Committee of the EMA or to obtain a waiver or deferral from the conduct of these studies by this Committee. For any of our product candidates for which we are seeking regulatory approval in the U.S. or the EU, we cannot guarantee that we will be able to obtain a waiver or alternatively complete any required studies and other requirements in a timely manner, or at all, which could result in associated reputational harm and subject us to enforcement action.

Any failure to obtain, or delay in obtaining, regulatory approval for our products will prevent or delay their commercialization and could have a material adverse effect on our business, financial condition, cash flows and results of operations. In addition, any failure to obtain, or delay in obtaining, approval for our products could have a material impact on our shareholders’ confidence in the strength of our development capabilities and/or our ability to generate significant revenue from our development program and could result in a significant decline in our share price.

Inadequate funding for the FDA, the Securities and Exchange Commission (the “SEC”) and other U.S. government agencies or the EMA or comparable foreign regulatory authorities could hinder their ability to hire and retain key leadership and other personnel, prevent new products and services from being developed or commercialized in a timely manner or otherwise prevent those agencies from performing normal business functions on which the operation of our business may rely, which could negatively impact our business.

The ability of the FDA, EMA or comparable foreign regulatory authorities to review and approve new products can be affected by a variety of factors, including government budget and funding levels, ability to hire and retain key personnel and accept the payment of user fees, and statutory, regulatory, and policy changes. Average review times at the FDA and other regulators have fluctuated in recent years as a result. In addition, government funding of the FDA, SEC and other government agencies on which our operations may rely, including those that fund research and development activities, is subject to the political process, which is inherently fluid and unpredictable.

Disruptions at the FDA, EMA and other agencies may also slow the time necessary for new drugs to be reviewed and/or approved by necessary government agencies, which would adversely affect our business. For example, in recent years, including in 2018 and 2019, the U.S. government shut down several times and certain regulatory agencies, such as the FDA and the SEC, had to furlough critical employees and stop critical activities. In addition, disruptions may result in events similar to the COVID-19 pandemic. During the COVID-19 pandemic, a number of companies announced receipt of complete response letters due to the FDA’s inability to complete required inspections for their applications. In the event of a similar public health emergency in the future, the FDA may not be able to continue its current pace and review timelines could be extended. Finally, with the change in presidential administrations in 2025, there is substantial uncertainty as to how, if at all, the new administration will seek to modify or revise the requirements and policies of the FDA and other regulatory agencies with jurisdiction over our product candidates. The impending uncertainty could present new challenges or potential opportunities as we navigate the clinical development and approval process for our product candidates. Regulatory authorities outside the U.S. facing similar circumstances may adopt similar restrictions or other policy measures in response to a similar public health emergency and may also experience delays in their regulatory activities.

Accordingly, if a prolonged government shutdown occurs, or if the change in presidential administration in 2025 results in a change in its conception of the priorities of the FDA, SEC, and/or other federal regulatory agencies, including changes to such agencies’ employment levels, it could significantly impact the ability of the FDA to timely review and process our regulatory submissions, which could have a material adverse effect on our business. Further, future government shutdowns could impact our ability to access the public markets and obtain necessary capital in order to properly capitalize and continue our operations.

Even if we receive regulatory approval of any product candidates, we will be subject to ongoing regulatory obligations and continued regulatory review, which may result in significant additional expense and we may be subject to penalties if we fail to comply with regulatory requirements or experience unanticipated problems with our product candidates.

If any of our product candidates are approved, they will be subject to ongoing regulatory requirements for manufacturing, labeling, packaging, storage, advertising, promotion, sampling, record-keeping, conduct of post-marketing studies and submission of safety, efficacy and other post-marketing information, including both U.S. federal and state requirements in the U.S. and requirements of comparable non-U.S. regulatory authorities.

In addition, we will be subject to continued compliance with cGMP and GCP requirements for any clinical trials that we conduct post-approval.

In addition, we will be subject to continued compliance with cGMP and GCP requirements for any clinical trials that we conduct post-approval. Manufacturers and manufacturers’ facilities are required to comply with extensive FDA, EMA and comparable non-U.S. regulatory authority requirements, including ensuring that quality control and manufacturing procedures conform to cGMP regulations and applicable product tracking and tracing requirements. As such, we and our contract manufacturers will be subject to continual review and inspections to assess compliance with cGMP and adherence to commitments made in any BLA or other marketing application and previous responses to inspection observations. Accordingly, we and others with whom we work must continue to expend time, money and effort in all areas of regulatory compliance, including manufacturing, production and quality control.

Any regulatory approvals that we receive for our product candidates may be subject to limitations on the approved indicated uses for which the product may be marketed or to the conditions of approval, or contain requirements for potentially costly post-marketing testing, including Phase 4 clinical trials and surveillance to monitor the safety and efficacy of the product candidate. Certain endpoint data we hope to include in any approved product labeling also may not make it into such labeling, including exploratory or secondary endpoint data such as patient-reported outcome measures. In addition, if the FDA, EMA or a comparable non-U.S. regulatory authority approves our product candidates, we will have to comply with requirements including submissions of safety and other post-marketing information and reports and registration.

Even if any of our product candidates receive regulatory approval from the FDA or other regulatory authorities, the approved label for the product may not be consistent with our initial expectations or commercial plans. For example, the FDA or other regulatory authorities may impose limitations on the clinical data that may be included in the label or grant narrower indications for use than we sought or add a limitation on us or may require us to engage in deferred pediatric studies where such studies may be required under the Pediatric Research Equity Act. The FDA or other regulatory authorities may also restrict the manner in which the product may be marketed, require labeling statements such as a boxed warning or contraindications, or impose additional post-approval requirements, such as a REMS, with which we would need to comply in order to maintain the approval of such product. Our business could be seriously harmed if we do not complete these post-approval requirements or if such post-approval requirements significantly restrict the marketing, sale or use of such product, impose costly requirements on our activities, or place us at a competitive disadvantage to other pharmaceutical and biotechnology companies.

The FDA may impose consent decrees or withdraw approval if compliance with regulatory requirements and standards is not maintained or if problems occur after the product reaches the market. Later discovery of previously unknown problems with our product candidates, including adverse events of unanticipated severity or frequency, or with our third-party manufacturers or manufacturing processes, or failure to comply with regulatory requirements, may result in revisions to the approved labeling to add new safety information, imposition of post-marketing studies or clinical trials to assess new safety risks or imposition of distribution restrictions or other restrictions under a REMS program. Other potential consequences include, among other things:

•	restrictions on the marketing or manufacturing of our products, withdrawal of the product from the market or voluntary or mandatory product recalls;

•	fines, warning letters or holds on clinical trials;

•	refusal by the FDA to approve pending applications or supplements to approved applications filed by us or suspension or revocation of license approvals;

•	product seizure or detention or refusal to permit the import or export of our product candidates; and

•	injunctions or the imposition of civil or criminal penalties.

We cannot predict the likelihood, nature or extent of government regulation that may arise from future legislation or administrative action, either in the U.S. or abroad. If we are slow or unable to adapt to changes in existing requirements or the adoption of new requirements or policies, or if we are not able to maintain regulatory compliance, we may lose any marketing approval that we may have obtained and we may not achieve or sustain profitability.

The FDA, EMA and other regulatory authorities actively enforce the laws and regulations prohibiting the promotion of off-label uses.

If any of our product candidates are approved and we are found to have improperly promoted off-label uses of those products, we may become subject to significant liability. The FDA, EMA and other regulatory authorities strictly regulate the promotional claims that may be made about prescription products, such as our product candidates, if approved. In particular, a product may not be promoted in the U.S. for uses that are not approved by the FDA as reflected in the product’s approved labeling, or in other jurisdictions for uses that differ from the labeling or uses approved by the applicable regulatory authorities. While physicians may prescribe products for off-label uses, the FDA, EMA and other regulatory authorities actively enforce laws and regulations that prohibit the promotion of off-label uses by companies, including promotional communications made by companies’ sales force with respect to off-label uses that are not consistent with the approved labeling, and a company that is found to have improperly promoted off-label uses may be subject to significant civil, criminal and administrative penalties.

Notwithstanding the regulatory restrictions on off-label promotion, the FDA and other regulatory authorities allow companies to engage in truthful, non-misleading, and non-promotional scientific communications concerning their products in certain circumstances. For example, in October 2023, the FDA published draft guidance outlining the agency’s non-binding policies governing the distribution of scientific information on unapproved uses to healthcare providers. This draft guidance calls for such communications to be truthful, non-misleading, factual, and unbiased and include all information necessary for healthcare providers to interpret the strengths and weaknesses and validity and utility of the information about the unapproved use. In addition, under some relatively recent guidance from the FDA and the Pre-Approval Information Exchange Act signed into law as part of the Consolidated Appropriations Act of 2023, companies may also promote information that is consistent with the prescribing information and proactively speak to formulary committee members of payors regarding data for an unapproved drug or unapproved uses of an approved drug. We may engage in these discussions and communicate with healthcare providers, payors and other constituencies in compliance with all applicable laws, regulatory guidance and industry best practices. We will need to carefully navigate the FDA’s various regulations, guidance and policies, along with recently enacted legislation, to ensure compliance with restrictions governing promotion of our products.

If we are found to have promoted such off-label uses, we may become subject to significant liability. The U.S. federal government has levied large civil and criminal fines against companies for alleged improper promotion of off-label use and has enjoined several companies from engaging in off-label promotion. The FDA has also requested that companies enter into consent decrees or permanent injunctions under which specified promotional conduct is changed or curtailed. If we cannot successfully manage the promotion of our product candidates, if approved, we could become subject to significant liability, which would materially adversely affect our business and financial condition.

We could be adversely affected by several significant administrative law cases decided by the U.S. Supreme Court in 2024, other ongoing litigation involving the FDA and the changes in the executive branch of the federal government.

We could be adversely affected by several significant administrative law cases decided by the U.S. Supreme Court in 2024. In Loper Bright Enterprises v. Raimondo, for example, the Court overruled Chevron U.S.A., Inc. v. Natural Resources Defense Council, Inc., which for 40 years required federal courts to defer to permissible agency interpretations of statutes that are silent or ambiguous on a particular topic. The U.S. Supreme Court stripped federal agencies of this presumptive deference and held that courts must exercise their independent judgment when deciding whether an agency such as the FDA acted within its statutory authority under the Administrative Procedure Act (“APA”). Additionally, in Corner Post, Inc. v. Board of Governors of the Federal Reserve System, the Court held that actions to challenge a federal regulation under the APA can be initiated within six years of the date of injury to the plaintiff, rather than the date the rule is finalized. The decision appears to give prospective plaintiffs a personal statute of limitations to challenge longstanding agency regulations. Another decision, Securities and Exchange Commission v. Jarkesy, overturned regulatory agencies’ ability to impose civil penalties in administrative proceedings. These decisions could introduce additional uncertainty into the regulatory process and may result in additional legal challenges to actions taken by federal regulatory agencies, including the FDA and CMS, that we rely on. In addition to potential changes to regulations as a result of legal challenges, these decisions may result in increased regulatory uncertainty and delays and other impacts, any of which could adversely impact our business and operations.

Further, our ability to develop and market new drug products may be impacted by litigation challenging the FDA’s approval of another company’s drug product. In April 2023, the U.S. District Court for the Northern District of Texas invalidated the approval by the FDA of mifepristone, a drug product which was originally approved in 2000 and whose distribution is governed by various measures adopted under a REMS. In recent action regarding this litigation, on October 11, 2024, the Attorneys General of three states (Missouri, Idaho and Kansas) filed an amended complaint in the district court in Texas challenging the FDA’s actions allowing for expanded access of mifepristone. Depending on the outcome of this litigation, our ability to develop new drug product candidates and to maintain approval of existing drug products could be delayed, undermined or subject to protracted litigation.

Finally, with the change in presidential administrations in 2025, there is substantial uncertainty as to how, if at all, the new administration will seek to modify or revise the requirements and policies of the FDA and other regulatory agencies with jurisdiction over our product candidates. The impending uncertainty could present new challenges or potential opportunities as we navigate the clinical development and approval process for our product candidates.

The sizes of the potential markets for our product candidates are difficult to estimate and, if any of our assumptions are inaccurate, the actual markets for our product candidates may be smaller than our estimates.

The potential market opportunities for our product candidates are difficult to estimate and, if our product candidates are approved, will ultimately depend on, among other things, the indications for which our product candidates are approved for sale, any products with which our product candidates are co-administered, the success of competing therapies and therapeutic approaches, acceptance by the medical community, patient access, product pricing, reimbursement and our ability to create meaningful value propositions for patients, prescribers and payors. Our estimates of the potential market opportunities for our product candidates are predicated on many assumptions, which may include industry knowledge and publications, third-party research reports and other surveys. Although we believe that our internal assumptions are reasonable, these assumptions involve the exercise of significant judgment on the part of our management, are inherently uncertain, and their reasonableness has not been assessed by an independent source. If any of the assumptions proves to be inaccurate, the actual markets for our product candidates could be smaller than our estimates of the potential market opportunities.

We may seek certain designations for our product candidates, including Fast Track, Priority Review, and Breakthrough Therapy designations in the U.S., Innovative Licensing and Access Pathway in the UK, and PRIME Designation in the EU, but we might not receive such designations, and even if we do, such designations may not lead to a faster development or regulatory review or approval process.

We have obtained Fast Track designations (“FTD”) for nemvaleukin in mucosal melanoma and for nemvaleukin in combination with pembrolizumab for platinum-resistant ovarian cancer (“PROC”). The FDA may grant FTD to a product candidate if it is intended, whether alone or in combination with one or more other products, for the treatment of a serious or life-threatening disease or condition and it demonstrates the potential to address unmet medical needs for such a disease or condition. For products granted FTD, sponsors may have greater interactions with the FDA, and a sponsor can submit completed sections of its BLA on a rolling basis for review by the FDA rather than waiting until every section of the BLA is completed before the entire application can be reviewed.

We may seek certain designations for one or more of our product candidates that could expedite review and approval by the FDA. We may seek a priority review designation for one or more of our product candidates. If the FDA determines that a product candidate offers major advances in treatment or provides a treatment where no adequate therapy exists, the FDA may designate the product candidate for priority review. A priority review designation means that the goal for the FDA to review an application is six months after the 60-day filing date of an original application, rather than the standard review period of ten months after the 60-day filing date of an original application.

We may also seek Breakthrough Therapy designation for one or more of our product candidates. A Breakthrough Therapy product is defined as a product that is intended, alone or in combination with one or more other products, to treat a serious condition, and preliminary clinical evidence indicates that the product may demonstrate substantial improvement over existing therapies on one or more clinically significant endpoints, such as substantial treatment effects observed early in clinical development. For products that have been designated as Breakthrough Therapies, interaction and communication between the FDA and the sponsor of the trial can help to identify the most efficient path for clinical development while minimizing the number of patients placed in ineffective control regimens.

These designations are within the discretion of the FDA. Accordingly, even if we believe that one of our product candidates meets the criteria for these designations, the FDA may disagree and instead determine not to make such designation. Further, even if we receive a designation, the receipt of such designation for a product candidate may not result in a faster development or regulatory review or approval process compared to products considered for approval under conventional FDA procedures and does not assure ultimate approval by the FDA. In addition, even if one or more of our product candidates qualifies for these designations, the FDA may later decide that the product candidates no longer meet the conditions for qualification or decide that the time period for FDA review or approval will not be shortened.

In January 2023, the UK’s Medicines and Healthcare products Regulatory Agency (the “MHRA”) granted an Innovation Passport designation for nemvaleukin for the treatment of mucosal melanoma, under the UK’s Innovative Licensing and Access Pathway (the “ILAP”). The ILAP aims to accelerate the time to market and facilitate patient access to certain types of medicinal products in development which target a life-threatening or seriously debilitating condition, or where there is a significant patient or public health need. To access the ILAP, an applicant applies for an Innovation Passport designation. Once an Innovation Passport designation is granted, the MHRA and its partner agencies (including The All Wales Therapeutics and Toxicology Centre, National Institute for Health and Care Excellence and the Scottish Medicines Consortium) work with the Innovation Passport designee to define a Target Development Profile (“TDP”). The TDP sets out a unique product-specific roadmap toward patient access in the UK, and provides access to a toolkit to support all stages of the design, development and approvals process, including continuous benefit-risk assessment, increased support for novel development approaches and enhanced patient engagement. Although the goal of the ILAP is to reduce the time to market and enable earlier patient access, access to the ILAP does not mean that the regulatory requirements are less stringent, nor does it ensure that a marketing authorization application will be approved within a particular timeframe or at all.

Finally, in the EU, we may seek PRIME designation for some of our product candidates in the future. PRIME is a voluntary program aimed at enhancing the EMA’s role to reinforce scientific and regulatory support in order to optimize development and enable accelerated assessment of new medicines that are of major public health interest with the potential to address unmet medical needs. The PRIME program focuses on medicines that target conditions for which there exists no satisfactory method of treatment in the European Union or even if such a method exists, the product candidate may offer a major therapeutic advantage over existing treatments. PRIME is limited to medicines under development and not authorized in the European Union and the applicant intends to apply for an initial marketing authorization application through the centralized procedure. To be accepted for PRIME designation, a product candidate must meet the eligibility criteria in respect of its major public health interest and therapeutic innovation based on information that is capable of substantiating the claims. The benefits of a PRIME designation include the appointment of a rapporteur of the Committee for Medicinal Products for Human Use to provide continued support and help to build knowledge ahead of a marketing authorization application, early dialogue and scientific advice at key development milestones, and the potential to qualify products for accelerated review, meaning reduction in the review time for an opinion on approvability to be issued earlier in the application process. PRIME designation enables an applicant to request parallel EMA scientific advice and health technology assessment advice to facilitate timely market access. Even if we receive PRIME designation for any of our product candidates, the designation may not result in a materially faster development process, review or approval compared to conventional EMA procedures. Further, obtaining PRIME designation does not assure or increase the likelihood of EMA’s grant of a marketing authorization.

We have received Orphan Drug designation for nemvaleukin in mucosal melanoma and may seek additional Orphan Drug designations for other indications or for our other product candidates. However, we may be unsuccessful in obtaining, or may be unable to maintain the benefits associated with Orphan Drug designation including the potential for market exclusivity.

We have received Orphan Drug designation (“ODD”) from the FDA for nemvaleukin for the treatment of mucosal melanoma and may seek additional ODD for additional indications or for our other product candidates. Even if we receive orphan drug exclusivity, the exclusivity may be revoked under certain circumstances, such as if the FDA later determines that the request for designation was materially defective or if we are unable to assure sufficient quantities of the product to meet the needs of patients with the rare disease or condition. We will also be required to submit annual reports describing any changes that may affect the orphan drug status of the product. Further, even if we receive orphan drug exclusivity for a product, that exclusivity may not effectively protect the product from competition during the exclusivity period because different drugs with different active moieties can be approved for the same condition, and the same product can be approved for different uses. Also, in the U.S., even after an orphan drug is approved and receives orphan drug exclusivity, the FDA may subsequently approve another drug for the same condition if the FDA concludes that the latter drug is not the same drug, including because it has been shown to be clinically superior to the drug with exclusivity because it is safer, more effective or makes a major contribution to patient care. In the EU, a marketing authorization may be granted to a similar medicinal product to an authorized orphan product for the same orphan indication if:

•

the second applicant can establish in its application that its medicinal product, although similar to the orphan medicinal product already authorized, is safer, more effective or otherwise clinically superior;

•	the holder of the marketing authorization for the original orphan medicinal product consents to a second orphan medicinal product application; or

•	the holder of the marketing authorization for the original orphan medicinal product cannot supply sufficient quantities of orphan medicinal product.

The FDA and Congress may further reevaluate the Orphan Drug Act and its regulations and policies. This may be particularly true in light of a decision from the Court of Appeals for the 11th Circuit in September 2021 finding that, for the purpose of determining the scope of exclusivity, the term “same disease or condition” means the designated “rare disease or condition” and could not be interpreted by the FDA to mean the “indication or use.” Although there have been legislative proposals to overrule this decision, they have not been enacted into law. On January 23, 2023, the FDA announced that, in matters beyond the scope of that court’s order, the FDA will continue to apply its existing regulations tying orphan-drug exclusivity to the uses or indications for which the orphan drug was approved. We do not know if, when, or how the FDA or Congress may change the orphan drug regulations and policies in the future, and it is uncertain how any changes might affect our business. Depending on what changes the FDA may make to its orphan drug regulations and policies, our business could be adversely impacted.

Obtaining and maintaining regulatory approval of our product candidates in one jurisdiction does not mean that we will be successful in obtaining regulatory approval of our product candidates in other jurisdictions.

Obtaining and maintaining regulatory approval of our product candidates in one jurisdiction does not guarantee that we will be able to obtain or maintain regulatory approval in any other jurisdiction, while a failure or delay in obtaining regulatory approval in one jurisdiction may have a negative effect on the regulatory approval process in others. For example, even if the FDA grants marketing approval of a product candidate, the European Commission or comparable non-U.S. regulatory authorities must also approve the manufacturing, marketing and promotion of the product candidate in those countries. Approval procedures vary among jurisdictions and can involve requirements and administrative review periods different from, and greater than, those in the U.S., including additional preclinical studies or clinical trials, as clinical trials conducted in one jurisdiction may not be accepted by regulatory authorities in other jurisdictions. In many jurisdictions outside the U.S., a product candidate must be approved for reimbursement before it can be approved for sale in that jurisdiction. In some cases, the price that we intend to charge for our products is also subject to approval.

We may also submit marketing applications in other countries. Regulatory authorities in jurisdictions outside of the U.S. have requirements for approval of product candidates with which we must comply prior to marketing in those jurisdictions. Obtaining non-U.S. regulatory approvals and compliance with non-U.S. regulatory requirements could result in significant delays, difficulties and costs for us and could delay or prevent the introduction of our products in certain countries. If we fail to comply with the regulatory requirements in international markets and/or receive applicable marketing approvals, our target market will be reduced and our ability to realize the full market potential of our product candidates will be harmed.

Failure to obtain marketing approval in foreign jurisdictions would prevent our product candidates from being marketed abroad. Any of our product candidates that may be approved for marketing in a foreign jurisdiction will be subject to risks associated with foreign operations.

We intend to market our current product candidates, if approved, in international markets either directly or through collaborations. In order to market and sell our products in the EU and other foreign jurisdictions, we must obtain separate marketing approvals and comply with numerous and varying regulatory requirements. The approval procedure varies among countries and can involve additional testing. The time required to obtain approval may differ substantially from that required to obtain FDA approval. The marketing approval process outside the U.S. generally includes all of the risks associated with obtaining FDA approval. We may not obtain approvals from regulatory authorities outside the U.S. on a timely basis, if at all. Approval by the FDA does not ensure approval by regulatory authorities in other countries or jurisdictions, and approval by one regulatory authority outside the U.S. does not ensure approval by regulatory authorities in other countries or jurisdictions or by the FDA. We may file for marketing approvals but not receive necessary approvals to commercialize our products in any market.

In many countries outside the U.S., a product candidate must also be approved for reimbursement before it can be sold in that country. In some cases, the price that we intend to charge for our products, if approved, is also subject to approval. Obtaining non-U.S. regulatory approvals and compliance with non-U.S. regulatory requirements could result in significant delays, difficulties and costs for us and could delay or prevent the introduction of our product candidates in certain countries. In addition, if we fail to obtain the non-U.S. approvals required to market our product candidates outside the U.S. or if we fail to comply with applicable non-U.S. regulatory requirements, our target markets will be reduced and our ability to realize the full market potential of our product candidates will be harmed and our business, financial condition, results of operations and prospects may be adversely affected.

Additionally, we could face heightened risks with respect to obtaining marketing authorization in the UK as a result of the withdrawal of the UK from the EU, commonly referred to as Brexit. The UK is no longer part of the European Single Market and EU Customs Union. As of January 1, 2021, the MHRA became responsible for supervising medicines and medical devices in Great Britain, comprising England, Scotland and Wales under domestic law, whereas under the terms of the Northern Ireland Protocol, Northern Ireland is currently subject to EU rules. The UK and the EU have, however, agreed to the Windsor Framework, which fundamentally changes the existing system under the Northern Ireland Protocol, including with respect to the regulation of medicinal products in the UK. From January 1, 2025 on, the changes introduced by the Windsor Framework will see the MHRA be responsible for approving all medicinal products destined for the UK market (i.e., Great Britain and Northern Ireland), and the EMA will no longer have any role in approving medicinal products destined for Northern Ireland. Any delay in obtaining, or an inability to obtain, any marketing authorizations, as a result of Brexit or otherwise, may force us to restrict or delay efforts to seek regulatory approval in the UK for our product candidates, which could significantly and materially harm our business.

We expect that we will be subject to additional risks in commercializing any of our product candidates that receive marketing approval outside the U.S., including tariffs, trade barriers and regulatory requirements; economic weakness, including inflation or political instability in particular foreign economies and markets; compliance with tax, employment, immigration and labor laws for employees living or traveling abroad; foreign currency fluctuations, which could result in increased operating expenses and reduced revenue, and other obligations incident to doing business in another country; and workforce uncertainty in countries where labor unrest is more common than in the U.S.

Risks Related to the Commercialization of Our Product Candidates

Even if a product candidate we develop receives marketing approval, it may fail to achieve the degree of market acceptance by physicians, patients, hospitals, cancer treatment centers, third-party payors and others in the medical community necessary for commercial success.

If any product candidate we develop receives marketing approval, whether as a single agent or in combination with other therapies, it may nonetheless fail to gain sufficient market acceptance by physicians, patients, hospitals, cancer treatment centers, third-party payors, and others in the medical community. If our product candidates receive marketing approval but do not achieve an adequate level of acceptance, we may not generate significant product revenues and we may not become profitable.

The degree of market acceptance of any product, if approved for commercial sale, will depend on a number of factors, including:

•	the product’s efficacy, safety and potential advantages compared to alternative treatments;

•	the prevalence and severity of any side effects;

•	the product’s convenience and ease of administration compared to alternative treatments;

•	the clinical indications for which the product is approved;

•	the willingness of the target patient population to try a novel treatment and of physicians to prescribe such treatments;

•	the recommendations with respect to the product in guidelines published by scientific organizations;

•	the ability to obtain sufficient third-party insurance coverage and adequate reimbursement, including, if applicable, with respect to the use of the product as a combination therapy;

•	the strength of marketing, sales and distribution support;

•	the effectiveness of our sales and marketing efforts;

•	clinicians’ and patients’ perceptions of other similar immuno-oncology product candidates or products with a similar mechanism of action as ours;

•	the approval of other new products for the same indications;

•	our ability to offer the product for sale at competitive prices; and

•	public perception of our company and the reputation of our business.

If we obtain marketing approval for a product but such product does not achieve an adequate level of market acceptance, we may not generate or derive significant revenue from that product and our business, financial condition and results of operations may be adversely affected.

We have no history of commercializing products approved for marketing, and we have not yet implemented any commercialization operations. There can be no assurance that we will successfully establish our commercialization capabilities if any of our product candidates are approved.

We have never commercialized a product candidate and we currently have no sales, marketing or distribution capabilities. Historically and through the date of the Separation, our business was conducted by the Former Parent. Our operations to date have been limited to organizing and staffing our company, business planning, and undertaking preclinical studies and clinical trials of our product candidates. Establishing commercialization capabilities will require substantial investment of time and money and may divert significant management focus and resources. In addition, we would be competing with larger biopharmaceutical and biotechnology companies with established commercialization and marketing capabilities as we seek to recruit suitable personnel. Accordingly, there can be no assurance that our efforts to set up commercialization capabilities will be successful. We may pursue collaborative arrangements regarding the sales and marketing of our products, if approved, however, there can be no assurance that we will be able to establish or maintain such collaborative arrangements, or if we are able to do so, that they will have effective sales forces. Any revenue we receive will depend upon the efforts of such third parties, which may not be successful. Further, if we enter into arrangements with third parties to perform sales and marketing services, our product revenues, if any, may be lower than if we were to market and sell any products that we develop ourselves. We may have little or no control over the marketing and sales efforts of such third parties and our revenue from product sales may be lower than if we had commercialized our product candidates ourselves. We also face competition in our search for third parties to assist us with the sales and marketing efforts of our product candidates.

Furthermore, developing a sales and marketing organization requires significant investment, is time-consuming and could delay the launch of our product candidates. We may not be able to build an effective sales and marketing organization in the U.S., the EU or other key global markets. If we are unable to build our own distribution and marketing capabilities or to find suitable partners for the commercialization of our product candidate, we may have difficulties generating revenue from them.

There can be no assurance that we will be able to develop in-house sales and distribution capabilities or establish or maintain relationships with third-party collaborators to commercialize any product in the U.S. or overseas.

We may expend our limited resources to pursue a particular product candidate or indication and fail to capitalize on product candidates or indications that may be more profitable or for which there is a greater likelihood of success.

We have chosen to initially develop nemvaleukin for the treatment of mucosal melanoma and in combination with pembrolizumab for the treatment of PROC. Our development efforts are currently focused on certain cancer types and we may forego or delay pursuit of opportunities in other cancer types that may prove to have greater potential. Likewise, we may forego or delay the pursuit of opportunities with other potential product candidates that may prove to have greater commercial potential.

Our resource allocation decisions may cause us to fail to capitalize on viable commercial products or profitable market opportunities. Our spending on current and future research and development programs and product candidates for specific indications may not yield any commercially viable product candidates. If we do not accurately evaluate the commercial potential or target market for a particular product candidate, we may relinquish valuable rights to that product candidate through collaboration, licensing or other similar arrangements in cases in which it would have been more advantageous for us to retain sole development and commercialization rights to the product candidate.

The successful commercialization of our product candidates will depend in part on the extent to which we obtain and maintain favorable insurance coverage, adequate reimbursement levels and cost-effective pricing policies with third-party payors.

The availability and adequacy of coverage and reimbursement by third-party payors, including governmental healthcare programs such as Medicare and Medicaid, managed care organizations, and private health insurers, are essential for most patients to be able to afford prescription medications such as our product candidates, if approved. Our ability to achieve acceptable levels of coverage and reimbursement for products by third-party payors will have an effect on our ability to successfully commercialize our product candidates. We cannot be sure that coverage and reimbursement in the U.S., the EU or elsewhere will be available for our product candidates, if approved, or any product that we may develop, and any reimbursement that may become available may be decreased or eliminated in the future.

Third-party payors increasingly are challenging prices charged for pharmaceutical products and services, and many third-party payors may refuse to provide coverage and reimbursement for particular drugs or biologics when an equivalent generic drug, biosimilar or a less expensive therapy is available. It is possible that a third-party payor may consider our product candidates as substitutable and only offer to reimburse patients for the less expensive product. Even if we show improved efficacy or improved convenience of administration with our product candidates, pricing of existing third-party therapeutics may limit the amount we will be able to charge for our product candidates. These payors may deny or revoke the reimbursement status of a given product or establish prices for new or existing marketed products at levels that are too low to enable us to realize an appropriate return on our investment in our product candidates, if approved. Even if our product candidates are approved and we obtain coverage for our product candidates by a third-party payor, such products may not be considered cost-effective and/or the resulting reimbursement payment rates may be insufficient or may require co-payments that patients find unacceptably high. Interim reimbursement levels for new medicines, if applicable, may also not be sufficient to cover our costs and may not be made permanent. Net prices for medicines may be reduced by mandatory discounts or rebates required by government healthcare programs or private payors and by any future relaxation of laws that presently restrict imports of medicines from countries where they may be sold at lower prices than in the U.S. If reimbursement is not available or is available only at limited levels, we may not be able to successfully commercialize our product candidates, if approved, and may not be able to obtain a satisfactory financial return on our product candidates.

There is significant uncertainty related to the insurance coverage and reimbursement of newly approved products. The regulations that govern marketing approvals, pricing and reimbursement for new medicines vary widely from country to country. In the U.S., third-party payors play an important role in determining the extent to which new drugs and biologics will be covered. The Medicare and Medicaid programs increasingly are used as models in the U.S. for how third-party payors develop their coverage and reimbursement policies for drugs and biologics. Some third-party payors may require pre-approval of coverage for new or innovative devices or drug therapies before they will reimburse healthcare providers who use such therapies. Moreover, increasing efforts by governmental and other third-party payors in the U.S. and abroad to cap or reduce healthcare costs may cause such organizations to limit both coverage and the level of reimbursement for newly approved products and, as a result, they may not cover or provide adequate payment for our product candidates. There has been increasing legislative and enforcement interest in the U.S. with respect to specialty drug pricing practices. Specifically, there have been several recent U.S. Congressional inquiries and proposed and enacted U.S. federal and U.S. state legislation designed to, among other things, bring more transparency to drug pricing, reduce the cost of prescription drugs under Medicare, review the relationship between pricing and manufacturer patient programs and reform government program reimbursement methodologies for drugs further discussed below. We cannot predict at this time what third-party payors will decide with respect to the coverage and reimbursement for our product candidates, if approved.

No uniform policy for coverage and reimbursement for products exists among third-party payors in the U.S. and coverage and reimbursement for products can therefore differ significantly from payor to payor and coverage and reimbursement by one payor does not guarantee coverage and reimbursement by another payor. As a result, the coverage determination process is often a time-consuming and costly process that will require us to provide scientific and clinical support for the use of our product candidates to each payor separately, with no assurance that coverage and adequate reimbursement will be applied consistently or obtained in the first instance. Our ability to demonstrate to these third-party payors that any of our approved product candidates creates a meaningful value proposition for patients, prescribers and payors will be important to gaining market access and reimbursement and there is no guarantee that we will be successful in doing so. Furthermore, we expect that healthcare reform measures that may be adopted in the future may result in more rigorous coverage criteria and in additional downward pressure on the price that we receive for any approved product. The implementation of cost containment measures or other healthcare reforms may prevent us from being able to generate revenue, attain profitability, or commercialize our products. Legislative and regulatory proposals have been made to expand post-approval requirements and restrict sales and promotional activities for pharmaceutical products. We cannot be sure whether additional legislative changes will be enacted, or whether the FDA regulations, guidance or interpretations will be changed, or what the impact of such changes on the marketing approvals or clearances of our product candidates, if any, may be.

Current and future legislation may increase the difficulty and cost for us to obtain reimbursement for any of our candidate products that do receive marketing approval.

In the U.S. and non-U.S. jurisdictions, there have been a number of legislative and regulatory changes and proposed changes regarding the healthcare system that could prevent or delay marketing approval of our product candidates, restrict or regulate post-approval activities and affect our ability to profitably sell any product candidates for which we obtain marketing approval. We expect that current laws, as well as other healthcare reform measures that may be adopted in the future, may result in more rigorous coverage criteria and in additional downward pressure on the price that we may receive for any approved products. If reimbursement of our products is unavailable or limited in scope, our business could be materially harmed.

In March 2010, the Patient Protection and Affordable Care Act, as amended by the Health Care and Education Affordability Reconciliation Act (collectively, the “ACA”) was signed into law. In addition, other legislative changes have been proposed and adopted since the ACA was enacted. In August 2011, the Budget Control Act of 2011, among other things, created measures for spending reductions by the U.S. Congress. A Joint Select Committee on Deficit Reduction, tasked with recommending a targeted deficit reduction of at least $1.2 trillion for the years 2013 through 2021, was unable to reach required goals, thereby triggering the legislation’s automatic reduction to several government programs. These changes included aggregate reductions to Medicare payments to providers of up to 2% per fiscal year, which went into effect in April 2013 and will remain in effect through 2031 under the Coronavirus Aid, Relief, and Economic Security Act. The American Taxpayer Relief Act of 2012, among other things, reduced Medicare payments to several providers and increased the statute of limitations period for the government to recover overpayments to providers from three to five years. These laws may result in additional reductions in Medicare and other healthcare funding and otherwise affect the prices we may obtain for any of our product candidates for which we may obtain regulatory approval or the frequency with which any such product candidate is prescribed or used.

Since enactment of the ACA, there have been, and continue to be, numerous legal challenges and U.S. Congressional actions to repeal and replace provisions of the law. For example, with enactment of the Tax Cuts and Jobs Act of 2017, the U.S. Congress repealed the “individual mandate.” The repeal of this provision, which requires most Americans to carry a minimal level of health insurance, became effective in 2019. Further, on June 17, 2021, the U.S. Supreme Court dismissed the most recent judicial challenge to the ACA brought by several states without specifically ruling on the constitutionality of the ACA. Litigation and legislation over the ACA are likely to continue, with unpredictable and uncertain results. It is unclear how such other challenges to repeal or replace the ACA or the health reform measures will impact the ACA or our business.

Current and future legislative efforts may limit the prices for our products, if and when they are licensed for marketing, and that could materially impact our ability to generate revenues.

The prices of prescription pharmaceuticals have also been the subject of considerable discussion in the U.S. There have been several recent U.S. congressional inquiries, as well as proposed and enacted state and U.S. federal legislation designed to, among other things, bring more transparency to pharmaceutical pricing, review the relationship between pricing and manufacturer patient programs, and reduce the costs of pharmaceuticals under Medicare and Medicaid. In 2020, several executive orders intended to lower the costs of prescription products were issued and certain provisions in these orders have been incorporated into regulations. These regulations include an interim final rule implementing a most favored nation model for prices that would tie Medicare Part B payments for certain physician-administered pharmaceuticals to the lowest price paid in other economically advanced countries, effective January 1, 2021. That rule, however, has been subject to a nationwide preliminary injunction and, on December 29, 2021, Centers for Medicare and Medicaid Services (“CMS”) issued a final rule to rescind it. With issuance of this rule, CMS stated that it will explore all options to incorporate value into payments for Medicare Part B pharmaceuticals and improve beneficiaries’ access to evidence-based care.

In addition, in October 2020, the U.S. Department of Health and Human Services (“HHS”) and the FDA published a final rule allowing states and other entities to develop a Section 804 Importation Program, to import certain prescription drugs from Canada into the U.S. That regulation was challenged in a lawsuit by the Pharmaceutical Research and Manufacturers of America (“PhRMA”) but the case was dismissed by a federal district court in February 2023 after the court found that PhRMA did not have standing to sue HHS. Multiple states have passed laws allowing for the importation of drugs from Canada and several have passed legislation establishing workgroups to examine the impact of a state importation program. Several states have submitted Section 804 Importation Program proposals to the FDA and on January 5, 2024, the FDA approved Florida’s plan for Canadian drug importation. That state now has authority to import certain drugs from Canada for a period of two years once certain conditions are met. Florida will first need to submit a pre-import request for each drug selected for importation, which must be approved by the FDA. The state will also need to relabel the drugs and perform quality testing of the products to meet FDA standards.

Further, on November 20, 2020, HHS finalized a regulation removing safe harbor protection for price reductions from pharmaceutical manufacturers to plan sponsors under Part D, either directly or through pharmacy benefit managers, unless the price reduction is required by law. The rule also creates a new safe harbor for price reductions reflected at the point-of-sale, as well as a safe harbor for certain fixed fee arrangements between pharmacy benefit managers and manufacturers. Pursuant to court order, the removal and addition of the aforementioned safe harbors were delayed and recent legislation imposed a moratorium on implementation of the rule until January 1, 2026. The Inflation Reduction Act of 2022 (“IRA”) further delayed implementation of this rule to January 1, 2032.

On July 9, 2021, Executive Order 14063, which focuses on, among other things, the price of pharmaceuticals was signed. The Order directs HHS, to create a plan within 45 days to combat “excessive pricing of prescription pharmaceuticals and enhance domestic pharmaceutical supply chains, to reduce the prices paid by the U.S. federal government for such pharmaceuticals, and to address the recurrent problem of price gouging.” On September 9, 2021, HHS released its plan to reduce pharmaceutical prices. The key features of that plan are to: (a) make pharmaceutical prices more affordable and equitable for all consumers and throughout the health care system by supporting pharmaceutical price negotiations with manufacturers; (b) improve and promote competition throughout the prescription pharmaceutical industry by supporting market changes that strengthen supply chains, promote biosimilars and generic drugs, and increase transparency; and (c) foster scientific innovation to promote better healthcare and improve health by supporting public and private research and making sure that market incentives promote discovery of valuable and accessible new treatments.

In August 2022, the IRA was signed into law. The IRA includes several provisions that will impact our business to varying degrees, including provisions that reduce the out-of-pocket cap for Medicare Part D beneficiaries to $2,000 starting in 2025; impose new manufacturer financial liability on certain drugs in Medicare Part D, allow the U.S. government to negotiate Medicare Part B and Part D price caps for certain high-cost drugs and biologics without generic or biosimilar competition, require companies to pay rebates to Medicare for certain drug prices that increase faster than inflation, and delay the rebate rule that would limit the fees that pharmacy benefit managers can charge. Further, under the IRA, orphan drugs are exempted from the Medicare drug price negotiation program, but only if they have one rare disease designation and are approved for only that rare disease or condition. If a product receives multiple rare disease designations or has multiple approved indications, it will not qualify for the orphan drug exemption. The effects of the IRA on our business and the healthcare industry in general are not yet known.

Specifically, with respect to price negotiations, Congress authorized Medicare to negotiate lower prices for certain costly single-source drug and biologic products that do not have competing generics or biosimilars and are reimbursed under Medicare Part B and Part D. CMS may negotiate prices for ten high-cost drugs paid for by

Medicare Part D starting in 2026, followed by 15 Medicare Part D drugs in 2027, 15 Medicare Part B or Part D drugs in 2028, and 20 Medicare Part B or Part D drugs in 2029 and beyond. This provision applies to drug products that have been approved for at least 9 years and biologics that have been licensed for 13 years, but it does not apply to drugs and biologics that have been approved for a single rare disease or condition. Nonetheless, since CMS may establish a maximum price for these products in price negotiations, we would be fully at risk of government action if our products are the subject of Medicare price negotiations. Moreover, given the risk that this could be the case, these provisions of the IRA may also further heighten the risk that we would not be able to achieve the expected return on our drug products or full value of our patents protecting our products if prices are set after such products have been on the market for nine years.

The first cycle of negotiations for the Medicare Drug Price Negotiation Program commenced in the summer of 2023. On August 15, 2024, HHS published the results of the first Medicare drug price negotiations for ten selected drugs that treat a range of conditions, including diabetes, chronic kidney disease, and rheumatoid arthritis. The prices of these ten drugs will become effective January 1, 2026. On January 17, 2025, CMS announced its selection of 15 additional drugs covered by Part D for the second cycle of negotiations. Thereafter, following the change in administrations, CMS issued a public statement on January 29, 2025, declaring that lowering the cost of prescription drugs is a top priority of the new administration and CMS is committed to considering opportunities to bring greater transparency in the negotiation program. The second cycle of negotiations with participating drug companies will occur during 2025, and any negotiated prices for this second set of drugs will be effective starting January 1, 2027.

On June 6, 2023, Merck & Co. filed a lawsuit against the HHS and CMS asserting that, among other things, the IRA’s Drug Price Negotiation Program for Medicare constitutes an uncompensated taking in violation of the Fifth Amendment of the Constitution. Subsequently, a number of other parties, including the U.S. Chamber of Commerce (the “Chamber”), Bristol Myers Squibb Company, the PhRMA, Astellas, Novo Nordisk, Janssen Pharmaceuticals, Novartis, AstraZeneca and Boehringer Ingelheim, also filed lawsuits in various courts with similar constitutional claims against the HHS and CMS. HHS has generally won the substantive disputes in these cases, and various federal district court judges have expressed skepticism regarding the merits of the legal arguments being pursued by the pharmaceutical industry. Certain of these cases are now on appeal. We expect that litigation involving these and other provisions of the IRA will continue, with unpredictable and uncertain results.

At the state level, individual states are increasingly aggressive in passing legislation and implementing regulations designed to control pharmaceutical and biological product pricing, including price or patient reimbursement constraints, discounts, restrictions on certain product access and marketing cost and price disclosure and transparency measures. Some states have adopted measures designed to encourage importation from other countries and bulk purchasing. In addition, regional healthcare organizations and individual hospitals are increasingly using bidding procedures to determine what pharmaceutical products and which suppliers will be included in their prescription drug and other healthcare programs. Further, if any of our products are approved, we would be required to calculate and report certain price reporting metrics to the government, such as average sales price, and best price. The calculations necessary to determine the prices reported are complex and penalties may apply in some cases when such metrics are not submitted accurately and timely. Further, these prices for our products may be reduced by mandatory discounts or rebates required by government healthcare programs. These measures could reduce the ultimate demand for our products, once approved, or put pressure on our product pricing. We expect that additional U.S. state and U.S. federal healthcare reform measures will be adopted in the future, any of which could limit the amounts that U.S. federal and U.S. state governments will pay for healthcare products and services, which could result in reduced demand for our product candidates or additional pricing pressures.

Finally, outside the U.S., in some nations, including those of the EU, the pricing of prescription pharmaceuticals is subject to governmental control and access. In these countries, pricing negotiations with governmental authorities can take considerable time after the receipt of marketing approval for a product. To obtain reimbursement or pricing approval in some countries, we or our collaborators may be required to conduct a clinical trial that compares the cost-effectiveness of our product to other available therapies. If reimbursement of our products is unavailable or limited in scope or amount, or if pricing is set at unsatisfactory levels, our business could be materially harmed.

We face substantial competition, which may result in others discovering, developing or commercializing products before or more successfully than we do.

The development and commercialization of new drug products is highly competitive. We face competition with respect to our current product candidates and will face competition with respect to any product candidates that we may seek to develop or commercialize in the future, from major pharmaceutical, specialty pharmaceutical and biotechnology companies among others. We compete in the segments of the pharmaceutical, biotechnology and other related markets that develop immunotherapies for the treatment of cancer. There are other companies working to develop immunotherapies for the treatment of cancer including divisions of pharmaceutical and biotechnology companies of various sizes. Some of these competitive therapies are based on scientific approaches that are the same as, or similar to, our approach, and others are based on entirely different approaches. Potential competitors also include academic institutions, government agencies and other public and private research organizations that conduct research, seek patent protection and establish collaborative arrangements for research, development, manufacturing and commercialization. For more information, see “Business—Competition” in this Annual Report.

We are developing our initial product candidates for the treatment of cancer and have not yet received marketing approval for any of our product candidates. There are already a variety of available therapies marketed for cancer and some of the currently approved therapies are branded and subject to patent protection, and others are available on a generic basis. Many of these approved therapies are well-established and widely accepted by physicians, patients and third-party payors. Insurers and other third-party payors may also encourage the use of generic products. We expect that if our product candidates are approved, they will be priced at a significant premium over competitive generic products. This may make it difficult for us to achieve our business strategy of using our product candidates in combination with existing therapies or replacing existing therapies with our product candidates. Competition may further increase with advances in the commercial applicability of technologies and greater availability of capital for investment in these industries.

We are aware of a number of companies that are developing interleukin-2 (“IL-2”)-based product candidates for the treatment of cancer, as well as different modalities, including monoclonal antibodies, cell therapies, oncolytic viruses and vaccines.

Nemvaleukin, if approved, may face competition from other IL-2-based cancer therapies, or other therapies targeting our initial indications. For example, Proleukin (aldesleukin), a synthetic protein similar to IL-2, is approved and marketed for the treatment of metastatic renal cell carcinoma and melanoma. In addition, we are aware of several companies that have IL-2-based programs in development for the treatment of cancer, including Anaveon AG, Ascendis, Inc., Cue Biopharma, Inc., Cullinan Oncology Inc., Medicenna Therapeutics Corp., Roche AG, and Werewolf Therapeutics Inc.

Our competitors may succeed in developing, acquiring or licensing, on an exclusive basis, products that are safer, more effective, have fewer or less severe side effects, are more convenient or are less expensive than any products that we may develop. We also compete with these organizations in establishing clinical trial sites and patient registration for clinical trials, as well as in recruiting and retaining qualified scientific and management personnel, which could negatively affect our level of expertise and our ability to execute our business plan.

Many of our competitors, either alone or with their collaborators, have significantly greater financial resources and expertise in research and development, manufacturing, preclinical and clinical testing, obtaining regulatory approvals and reimbursement and marketing approved products than we do. Established pharmaceutical companies may invest heavily to accelerate discovery and development of novel product candidates or to in-license novel product candidates that could make our product candidates less competitive or obsolete. Smaller or early-stage companies may also prove to be significant competitors, including through collaborative arrangements with large and established companies. In addition, any new product that competes with an approved product must demonstrate compelling advantages in efficacy, convenience, tolerability and safety in order to overcome price competition and to be commercially successful. The availability of competing products could limit the demand and the price we are able to charge for product candidates we commercialize, if any. The inability to compete with existing or subsequently introduced drugs would harm our business, financial condition and results of operations.

We expect the product candidates we develop will be regulated as biological products, or biologics, and therefore they may be subject to biosimilar competition.

The Biologics Price Competition and Innovation Act of 2009 (“BPCIA”) created an abbreviated approval pathway for biologic products that are biosimilar to or interchangeable with an FDA-licensed reference biologic product. Under the BPCIA, a reference biological product is granted 12 years of non-patent exclusivity from the time of first licensure of the product, and the FDA will not accept an application for a biosimilar or interchangeable product based on the reference biological product until four years after the date of first licensure of the reference product. In addition, the approval of a biosimilar product may not be made effective by the FDA until 12 years from the date on which the reference product was first licensed. During this 12-year period of exclusivity, another company may still market a competing version of the reference product if the FDA approves a BLA for the competing product containing the sponsor’s own preclinical data and data from adequate and well-controlled clinical trials to demonstrate the safety, purity, and potency of the other company’s product. In December 2022, Congress clarified through FDORA that the FDA may approve multiple first interchangeable biosimilar biological products so long as the products are all approved on the same first day on which such a product is approved as interchangeable with the reference product and the exclusivity period may be shared amongst multiple first interchangeable products. More recently, in October 2023, the FDA issued its first interchangeable exclusivity determination under the BPCIA.

We believe that any of our product candidates approved as a biologic product under a BLA should qualify for the 12-year period of exclusivity. However, there is a risk that this exclusivity could be shortened due to congressional action or otherwise, or that the FDA will not consider our investigational medicines to be reference products for competing products, potentially creating the opportunity for biosimilar competition sooner than anticipated. Moreover, the extent to which a biosimilar, once licensed, will be substituted for any one of our reference products in a way that is similar to traditional generic substitution for non-biologic products is not yet clear, and will depend on a number of marketplace and regulatory factors that are still developing.

If competitors are able to obtain regulatory approval for biosimilars referencing our product candidates, our product candidates may become subject to competition from such biosimilars, with the attendant competitive pressure and consequences.

Risks Related to Our Reliance on Third Parties

We rely on third parties to conduct certain aspects of our preclinical studies and clinical trials. If these third parties do not successfully carry out their contractual duties, meet expected deadlines or comply with regulatory requirements, we may not be able to obtain regulatory approval for, or commercialize, any potential product candidates.

We depend upon third parties to conduct certain aspects of our preclinical studies and to conduct our clinical trials, under agreements with universities, medical institutions, CROs, strategic partners and others. We expect to negotiate budgets and contracts with such third parties, any delays in the negotiation of budgets and contracts with such third parties may result in delays to our development timelines and increased costs.

Historically and through the date of the Separation, our business was conducted by the Former Parent. Following the Separation, we have continued to build our infrastructure and hire personnel necessary to execute our operational plans. We expect to rely especially heavily on third parties over the course of our clinical trials, and, as a result, may have limited control over the investigators and limited visibility into their day-to-day activities, including with respect to their compliance with the approved clinical protocol. Nevertheless, we are responsible for ensuring that each of our clinical trials is conducted in accordance with the applicable protocol, legal and regulatory requirements and scientific standards, and our reliance on third parties does not relieve us of our regulatory responsibilities. We and these third parties are required to comply with GCP requirements, which are regulations and guidelines enforced by the FDA and comparable non-U.S. regulatory authorities for product candidates in clinical development. Regulatory authorities enforce these GCP requirements through periodic inspections of clinical trial sponsors, investigators and clinical trial sites. If we or any of these third parties fail to comply with applicable GCP requirements, the clinical data generated in our clinical trials may be deemed unreliable and the FDA or comparable non-U.S. regulatory authorities may require us to suspend or terminate these trials or perform additional preclinical studies or clinical trials before approving our marketing applications. We cannot be certain that, upon inspection, such regulatory authorities will determine that any of our clinical trials comply with GCP requirements. In addition, our clinical trials must be conducted with investigational products produced under cGMP requirements and may require a large number of patients which may increase the costs and expenses related to our clinical development programs.

Our failure or any failure by these third parties to comply with these regulations may require us to repeat clinical trials, which would delay the regulatory approval process. Moreover, our business may be adversely affected if any of these third parties violates U.S. federal or U.S. state fraud and abuse or false claims laws and regulations or healthcare privacy and security laws.

Any third parties conducting aspects of our preclinical studies or our clinical trials will not be our employees and, except for remedies that may be available to us under our agreements with such third parties, we cannot control whether they devote sufficient time and resources to our preclinical studies and clinical programs. These third parties may also have relationships with other commercial entities, including our competitors, for whom they may also be conducting clinical trials or other product development activities, which could affect their performance on our behalf. If these third parties do not successfully carry out their contractual duties or obligations or meet expected deadlines, if they need to be replaced or if the quality or accuracy of the preclinical or clinical data they obtain is compromised due to the failure to adhere to our protocols or regulatory requirements or for other reasons, our development timelines, including clinical development timelines, may be extended, delayed or terminated and we may not be able to complete development of, obtain regulatory approval of or successfully commercialize our product candidates. As a result, our financial results and the commercial prospects for our product candidates would be harmed, our costs could increase and our ability to generate revenue could be delayed or precluded entirely.

If any of our relationships with these third-party CROs or others terminate, we may not be able to enter into arrangements with alternative CROs or other third parties or to do so on commercially reasonable terms or in a timely fashion.

Switching or adding additional CROs involves additional cost and requires management’s time and focus. In addition, there is a natural transition period when a new CRO begins work. As a result, delays may occur, which can materially impact our ability to meet our desired development timelines. Though we carefully manage our relationships with our CROs, investigators and other third parties, there can be no assurance that we will not encounter challenges or delays in the future or that these delays or challenges will not have a material adverse impact on our business, financial condition and prospects.

We have not yet manufactured our product candidates on a commercial scale and expect to rely on third parties to produce and process commercial quantities of our product candidates, if approved.

We expect to continue to rely on third-party manufacturers if we receive regulatory approval for our product candidates. To the extent that we enter into future manufacturing arrangements with third parties for commercial supply of our product candidates, if approved, we will depend on these third parties to perform their obligations in a timely manner consistent with contractual and regulatory requirements, including those related to quality control and assurance.

The facilities used by our third-party manufacturers to manufacture our product candidates must be approved by the FDA, EMA or comparable non-U.S. regulatory authorities following inspections that will be conducted after we submit an application to the FDA, EMA or comparable non-U.S. regulatory authorities. We do not directly control the manufacturing process of, and will be substantially dependent on, our third-party manufacturing partners for compliance with cGMP requirements for the manufacture of our product candidates. If our third-party manufacturers cannot successfully manufacture material that conforms to our specifications and the strict regulatory requirements of the FDA, EMA or comparable non-U.S. regulatory authorities, they will not be able to secure and/or maintain regulatory approval for their manufacturing facilities. In addition, we have no direct control over the ability of our third-party manufacturers to maintain adequate quality control, quality assurance and qualified personnel. If the FDA, EMA or a comparable non-U.S. regulatory authority does not approve these facilities for the manufacture of our product candidates or if it withdraws any approval in the future, we may need to find alternative manufacturing facilities, which would significantly impact our ability to develop, obtain regulatory approval for or market our product candidates, if approved.

We are developing, and may develop in the future, certain of our product candidates in combination with third-party drugs and we will have limited or no control over the safety, supply, regulatory status or regulatory approval of such drugs.

We intend to develop nemvaleukin, and likely other future product candidates, in combination with third-party cancer drugs, which may be either approved or unapproved. For example, in ARTISTRY-7, an ongoing Phase 3 clinical trial, we are evaluating nemvaleukin in combination with pembrolizumab, an anti-programmed cell death 1 agent, for the treatment of PROC. Our ability to develop and ultimately commercialize our current product candidates, and any future product candidates, when used in combination with third-party drugs will depend on our ability to access such drugs on commercially reasonable terms for clinical trials and their availability for use with our commercial product, if approved. We cannot be certain that current or potential future commercial relationships will provide us with a steady supply of such drugs on commercially reasonable terms or at all. Any failure to maintain or enter into new successful commercial relationships for the supply of such third-party investigational or approved medicinal products, or the expense of purchasing such third-party drugs in the market, may delay our development timelines, increase our costs and jeopardize our ability to develop our current product candidates and any future product candidates as commercially viable therapies. If any of these occur, our business, financial condition, operating results, or prospects may be materially harmed.

Moreover, the development of product candidates for use in combination with another product or product candidate may present challenges that are not faced for single agent product candidates. For example, evaluating nemvaleukin in combination with other agents may result in adverse events based on the combination therapy that may negatively impact the reported safety profile of nemvaleukin as a monotherapy in clinical trials. In addition, the FDA or comparable non-U.S. regulatory authorities may require us to use more complex clinical trial designs in order to evaluate the contribution of each product and product candidate to any observed effects. It is possible that the results of such trials could show that any positive trial results are attributable to the third-party drug and not our product candidate. Developments related to the third-party drug may also impact our clinical trials for the combination as well as our commercial prospects should we receive regulatory approval. Such developments may include changes to the third-party drug’s safety or efficacy profile, changes to the availability of the third-party drug, or quality, and manufacturing and supply issues with respect to the third-party drug.

If we are able to obtain marketing approval, the FDA or comparable non-U.S. regulatory authorities may require that products used in conjunction with each other be cross labeled for combined use. To the extent that we do not have rights to the third-party drug, this may require us to work with such third party to satisfy such a requirement. We would also continue to be subject to the risks that the FDA or comparable non-U.S. regulatory authorities could revoke approval of the third-party drug used in combination with our product candidate or that safety, efficacy, manufacturing or supply issues could arise with such drug. Similarly, if the third-party drugs we use in combination with our product candidates are replaced as the standard of care for the indications we choose for any of our product candidates, the FDA or comparable non-U.S. regulatory authorities may require us to conduct additional clinical trials to demonstrate the continued efficacy of the combination. The occurrence of any of these risks could result in our own products, if approved, being removed from the market or being less successful commercially.

We may seek third-party collaborators or licensors for the research, development and commercialization of certain of our current or future product candidates. If we enter into any such arrangements with any third parties, we will likely have limited control over the amount and timing of resources that our collaborators dedicate to the development or commercialization of any product candidates we may seek to develop with them. Our ability to generate revenues from these arrangements will depend on our collaborators’ abilities to successfully perform the functions assigned to them in these arrangements. We cannot predict the success of any potential collaboration.

Collaborations, licenses or similar arrangements involving our research programs or any product candidates pose numerous risks to us, including the following:

•	collaborators or licensors have significant discretion in determining the efforts and resources that they will apply to these arrangements;

•

collaborators or licensors may not pursue development and commercialization of our product candidates or may elect not to continue or renew development or commercialization programs based on clinical trial results, changes in such third party’s strategic focus or available funding or external factors such as an acquisition that diverts resources or creates competing priorities;

•

collaborators or licensors may delay programs, preclinical studies or clinical trials, provide insufficient funding for programs, preclinical studies or clinical trials, stop a preclinical study or clinical trial or abandon a product candidate, repeat or conduct new clinical trials or require a new formulation of a product candidate for clinical testing;

•

collaborators or licensors could independently develop, or develop with third parties, products that compete directly or indirectly with our product candidates if the collaborators believe that competitive products are more likely to be successfully developed or can be commercialized under terms that are more economically attractive than ours;

•	collaborators or licensors may be acquired by a third party having competitive products or different priorities;

•	collaborators or licensors with marketing and distribution rights to one or more product candidates may not commit sufficient resources to the marketing and distribution of such product candidate(s);

•

collaborators or licensors may not properly obtain, maintain, enforce or defend our intellectual property or proprietary rights or may use our proprietary information in such a way as to invite litigation that could jeopardize or invalidate our proprietary information or expose us to potential litigation;

•

disputes may arise between the collaborators or licensors and us that result in the delay or termination of the research, development, or commercialization of our product candidates or any of our product candidates or that result in costly litigation or arbitration that diverts management attention and resources;

•	we may lose certain valuable rights under certain circumstances, including if we undergo a change of control;

•

collaborations or license grants may be terminated and, if terminated, may result in a need for additional capital to pursue further development or commercialization of the applicable product candidates; and

•

collaboration or license agreements may not lead to development or commercialization of product candidates in the most efficient manner or at all. If a present or future collaborator or licensor of ours were to be involved in a business combination, the continued pursuit and emphasis on our product development or commercialization program under such collaboration could be delayed, diminished or terminated.

If our collaborations, licenses or similar transactions do not result in the successful development and commercialization of product candidates, or if one of our collaborators or licensors terminates its agreement with us, we may not receive any future research funding or milestone or royalty payments, as applicable, under such agreement. If we do not receive the funding we expect under these agreements, our development of product candidates could be delayed, and we may need additional resources to develop product candidates. In addition, if one of our collaborators terminates its agreement with us, we may find it more difficult to find a suitable replacement collaborator or licensor or for us to attract new collaborators or licensors, and our development programs may be delayed or the perception of us in the business and financial communities could be adversely affected.

These relationships, or those like them, may require us to incur non-recurring and other charges, increase our near- and long-term expenditures, issue securities that dilute our existing shareholders, or disrupt our management and business. In addition, we could face significant competition in seeking appropriate collaborators, and the negotiation process is time-consuming and complex. Our ability to reach a definitive collaboration or license agreement will depend, among other things, upon our assessment of the resources and expertise of such third-party collaborator or licensor and the terms and conditions of the proposed collaboration or license. Further, if we license rights for use in any product candidates we or our collaborators may develop, we may not be able to realize the benefit of such transactions if we are unable to successfully integrate them with our existing operations and company culture.

Risks Related to Our Intellectual Property

We could be unsuccessful in obtaining or maintaining adequate patent protection for one or more of our product candidates, or the scope of our patent protection could be insufficiently broad, which could result in competition and a decrease in the potential market share for our product candidates.

Our success depends in large part on our ability to obtain and maintain patent protection in the U.S. and other countries with respect to our product candidates, their respective components, formulations, combination therapies, methods used to manufacture them and methods of treatment and development that are important to our business. If we do not adequately protect our intellectual property rights, competitors may be able to erode or negate any competitive advantage we may have, which could harm our business and ability to achieve profitability. To protect our proprietary position, we file patent applications in the U.S. and abroad related to our product candidates that are important to our business. If we are unable to secure or maintain patent protection with respect to our product candidates and any proprietary products and technology we develop, our business, financial condition, results of operations and prospects could be materially harmed.

We cannot be certain that patents will be issued or granted with respect to applications that are currently pending, or that the scope of the currently-pending patent applications will not be altered before the U.S. Patent and Trademark Office (“USPTO”), or non-U.S. patent offices. The standards applied by the USPTO, and non-U.S. patent offices in granting patents are not always applied uniformly or predictably. The patent positions of therapeutic polypeptide and antibody companies like ours are generally uncertain and involve complex legal, scientific and factual questions. In addition, the coverage claimed in a patent application can be significantly reduced before the patent is issued, and its scope can be reinterpreted or further altered even after patent issuance.

Consequently, patents may not issue from our pending patent applications, or the scope of the pending patent applications may change. As such, we cannot predict with certainty the degree of future protection that we will have on our proprietary products and technology.

Changes to patent laws in the U.S. or other jurisdictions may diminish the value of our patents, and patents in general, thereby impairing our ability to protect our products or product candidates.

Changes in either the patent laws or interpretation of the patent laws in the U.S. could increase the uncertainties and costs surrounding the prosecution of patent applications, and the enforcement or defense of issued patents.

These changes may affect the way patent applications are prosecuted, redefine prior art, and provide more efficient and cost-effective avenues for competitors to challenge the validity of patents. The U.S. Supreme Court, and other U.S. courts, have ruled on several patent cases in recent years, either narrowing the scope of patent protection available in certain circumstances or weakening the rights of patent owners in certain situations. Additionally, there have been recent proposals for additional changes to the patent laws of the U.S. and other countries that, if adopted, could impact our ability to enforce our patents. Depending on future actions by the U.S. Congress, the U.S. courts, the USPTO, and the relevant law-making bodies in other countries, the laws and regulations governing patents could change in unpredictable ways that would weaken our ability to obtain new patents or to enforce our existing patents and patents that we might obtain in the future. Legislation passed by U.S. Congress, for example, the IRA, could potentially impact drug pricing and rebates depending on the success of drug products and the marketplace.

Issued patents covering one or more of our products or product candidates could be found invalid or unenforceable if challenged in patent office proceedings or in court.

The validity or enforceability of our patents may be challenged in district court, before the USPTO, or in a non-U.S. jurisdiction by a competitor. Alternatively, if we or one of our partners were to initiate legal proceedings against a third party to enforce a patent covering one of our products or product candidates, the defendant could counterclaim that our patent is invalid and/or unenforceable. In patent litigation in the U.S., defendant counterclaims alleging invalidity and/or unenforceability are commonplace.

Grounds for a validity challenge could be an alleged failure to meet one or more statutory requirements for patentability, including, for example, lack of patent eligible subject matter, lack of novelty, obviousness, lack of written description, lack of definiteness, or non-enablement. In addition, patent validity challenges may, under certain circumstances, be based upon non-statutory obviousness-type double patenting, which, if successful, could result in a finding that the claims are invalid for obviousness-type double patenting or the loss of patent term, including a patent term adjustment granted by the USPTO, if a terminal disclaimer is filed to obviate a finding of obviousness-type double patenting.

While we are not aware of any such grounds, someone could allege that someone connected with prosecution of the patent withheld relevant information from the USPTO, or made a misleading statement, during prosecution. Additionally, third parties are able to challenge the validity of issued patents through administrative proceedings in the patent offices of certain countries, including the USPTO and the European Patent Office.

Despite the due diligence we have conducted regarding our patent portfolio strategy, the outcome following legal assertions of invalidity and unenforceability during patent litigation is unpredictable. With respect to the validity question, for example, we cannot be certain that there is no invalidating prior art, of which we and the patent examiner were unaware during prosecution. If a defendant were to prevail on a legal assertion of invalidity and/or unenforceability, we would lose at least part, and perhaps all, of the patent protection on one of our products and product candidates. Such a loss of patent protection could have a material adverse impact on our business.

We may not be able to enforce our intellectual property rights throughout the world.

Filing, prosecuting, defending, and enforcing patents in all countries throughout the world would be prohibitively expensive, and the laws of non-U.S. countries may not protect our rights to the same extent as the laws of the U.S. In addition, our intellectual property license agreements may not always include worldwide rights. Consequently, competitors and other third parties may use our technologies in jurisdictions where we have not obtained patent protection to develop their own products and, further, may export otherwise infringing products to territories where we may obtain patent protection, but where patent enforcement is not as strong as that in the U.S. These products may compete with our products and product candidates in jurisdictions where we do not have any issued or licensed patents or where any future patent claims or other intellectual property rights may not be effective or sufficient to prevent them from competing with us, which could have a material adverse effect on our business, financial condition, results of operations, and prospects.

Moreover, our ability to protect and enforce our intellectual property rights may be adversely affected by unforeseen changes in non-U.S. intellectual property laws. Additionally, laws of some countries outside of the U.S. and Europe do not afford intellectual property protection to the same extent as the laws of the U.S. and Europe. Many companies have encountered significant problems in protecting and defending intellectual property rights in certain non-U.S. jurisdictions. The legal systems of some countries, including India, China, Russia, and other developing countries do not favor the enforcement of patents and other intellectual property rights, particularly those relating to biotechnology products and/or intellectual property rights owned by U.S. entities, which could make it difficult for us to stop the infringement, misappropriation, or other violation of our patents or other intellectual property rights.

Claims that our product candidates or, if approved, the sale or use of any such approved products infringe the patent rights of third parties could result in costly litigation or could require substantial time and money to resolve, even if litigation is avoided.

Despite the measures we take to obtain and maintain our patents, we cannot guarantee that our product candidates or, if approved, the use of any such approved products, will not infringe third-party patents. Third parties might allege that we are infringing their patent rights or that we have misappropriated their trade secrets. Such third parties might resort to litigation against us. The basis of such litigation could be existing patents or patents that may be issued in the future.

It is also possible that we failed to identify relevant third-party patents or applications. Patent applications in the U.S. and elsewhere are published publicly approximately 18 months after the earliest filing, which is referred to as the priority date. Therefore, patent applications covering our products could have been filed by others without our knowledge. Additionally, pending patent applications which have been published can, subject to certain limitations, be later amended in a manner that could cover our products or the use of our products.

In order to avoid or settle potential claims with respect to any of the patent rights described above or any other patent rights of third parties, we may choose or be required to seek a license from a third party and be required to pay license fees or royalties or both. These licenses may not be available on commercially acceptable terms, or at all. Even if we or our strategic partners were able to obtain a license, the rights may be non-exclusive, which could result in our competitors gaining access to the same intellectual property. Ultimately, we could be prevented from commercializing a product, or be forced to cease some aspect of our business operations, if, as a result of actual or threatened patent infringement claims, we are unable to enter into licenses on acceptable terms. This could harm our business significantly.

Defending against claims of patent infringement or misappropriation of trade secrets could be costly and time-consuming, regardless of the outcome. Thus, even if we were to ultimately prevail, or to settle at an early stage, such litigation could burden us with substantial unanticipated costs. In addition, litigation or threatened litigation could result in significant demands on the time and attention of our management team, distracting them from the pursuit of other company business.

If we are unable to protect the confidentiality of our trade secrets, our business and competitive position would be harmed. Furthermore, confidentiality agreements with employees and third parties may not prevent unauthorized disclosure of trade secrets and other proprietary information.

In addition to patents, we rely on trade secrets, technical know-how, and proprietary information concerning our business strategy in order to protect our competitive position. In the course of our research, development and business activities, we often rely on confidentiality agreements to protect our proprietary information. Such confidentiality agreements are used, for example, when we talk to potential strategic partners. In addition, each of our employees is required to sign a confidentiality agreement upon joining our company. We take steps to protect our proprietary information, and we seek to carefully draft our confidentiality agreements to protect our proprietary interests.

Nevertheless, there can be no guarantee that an employee or an outside party will not make an unauthorized disclosure of our proprietary confidential information. This might happen intentionally or inadvertently. It is possible that a competitor will make use of such information, and that our competitive position will be compromised, in spite of any legal action we might take against persons making such unauthorized disclosures.

Trade secrets are difficult to protect. Although we use reasonable efforts to protect our trade secrets, our employees, consultants, contractors, or outside scientific collaborators might intentionally or inadvertently disclose our trade secret information to competitors. Enforcing a claim that a third party illegally obtained and is using any of our trade secrets is expensive and time-consuming, and the outcome is unpredictable. In addition, courts outside the U.S. sometimes are less willing than U.S. courts to protect trade secrets. Moreover, our competitors may independently develop equivalent knowledge, methods and know-how.

Our research and development strategic partners may have rights to publish data and other information to which we have rights. In addition, we sometimes engage individuals or entities to conduct research relevant to our business. The ability of these individuals or entities to publish or otherwise publicly disclose data and other information generated during the course of their research is subject to certain contractual limitations. These contractual provisions may be insufficient or inadequate to protect our confidential information. If we do not apply for patent protection prior to such publication, or if we cannot otherwise maintain the confidentiality of our proprietary technology and other confidential information, then our ability to obtain patent protection or to protect our trade secret information may be jeopardized.

If we fail to comply with our obligations under any license, collaboration, or other agreement, we may be required to pay damages and could lose intellectual property rights that are necessary for developing and protecting our products or product candidates.

We rely, in part, on license, collaboration, and other agreements with our strategic partners relating to intellectual property, including know-how and trade secrets. Although we have contractual provisions in place, there may be circumstances wherein a strategic partner may violate an agreement, or conclude that a violation has occurred. Enforcing or defending against an alleged breach may result in legal actions that may ultimately be costly.

In addition, the agreements under which we license intellectual property or technology to or from third parties are complex, and certain provisions in such agreements may be susceptible to multiple interpretations. The resolution of any contract interpretation disagreement that may arise could modify what we believe to be the scope of our rights to the relevant intellectual property or technology, or increase what we believe to be our financial or other obligations under the relevant agreement, either of which could have a material adverse effect on our business, financial condition, results of operations, and prospects.

Unfavorable outcomes in an intellectual property litigation could limit our research and development activities and/or our ability to commercialize certain products or product candidates.

If third parties successfully assert intellectual property rights against us, we might be barred from developing and commercializing related products or product candidates. Prohibitions against commercializing specified product or product candidates, could be imposed by a court or by a settlement agreement between an adverse party and us.

In addition, if we are unsuccessful in defending against allegations of patent infringement or misappropriation of trade secrets, we may be forced to pay substantial damage awards to the plaintiff. There is inevitable uncertainty in any litigation, including intellectual property litigation. There can be no assurance that we would prevail in any intellectual property litigation, even if the case against us is weak or flawed.

An unfavorable outcome could result in a loss of our current patent rights. This could require us to obtain a license from the patent owner in order to continue our research and development programs or our partnerships or, if approved, to market our product(s). Our business could be harmed if the prevailing party does not offer us a license on commercially reasonable terms, or at all.

An intellectual property litigation could lead to unfavorable publicity that could harm our reputation and cause the market price of our ordinary shares to decline.

Given that we are a new standalone public company with a developing reputation, during the course of any patent litigation, there could be public announcements of the results of hearings, rulings on motions, and other interim proceedings in the litigation. If securities analysts or investors regard these announcements as negative, the perceived value of our products, programs, or intellectual property could be diminished. If such events were to occur, the market price of our ordinary shares may decline.

Intellectual property rights may not address all potential threats to our competitive advantage.

The degree of future protection afforded by our intellectual property rights is uncertain because intellectual property rights have limitations, and may not adequately protect our business, or permit us to maintain our competitive advantage. For example:

•	others may be able to make compounds that are similar to our product candidates but that are not covered by the claims of our patents;

•	others may identify compounds more quickly than we are able to, and might file their patent applications before us;

•	we or our partners might not have been the first to make the inventions covered by our issued patent or pending patent application;

•	we or our partners might not have been the first to file patent applications covering certain of our inventions;

•	others may independently develop similar or alternative technologies or duplicate any of our technologies without infringing our intellectual property rights;

•	our pending patent applications might not lead to issued patents;

•

our issued patents that we own or have exclusively licensed may not provide us with a competitive advantage; for example, our issued patents may not be broad enough to prevent the commercialization of competitive products, or may be held invalid or unenforceable, as a result of legal challenges by our competitors;

•

our competitors might conduct research and development activities in countries where we do not have patent rights and then use the information learned from such activities to develop competitive products for sale in our or our partners’ existing or potential commercial markets;

•	we may not develop additional proprietary technologies that are patentable; and

•	the patents of others may have an adverse effect on our business.

Risks Related to Our Business and Industry

A variety of risks associated with operating our business internationally could adversely affect our business.

We face risks associated with our international operations, including possible unfavorable political and tax conditions, which could harm our business. We are subject to numerous risks associated with international business activities, including:

•	non-U.S. government taxes, regulations and permit requirements;

•	U.S. and non-U.S. government tariffs, trade restrictions, price and exchange controls and other regulatory requirements;

•	anti-corruption laws, including the Foreign Corrupt Practices Act of 1977, as amended (“FCPA”);

•	economic weakness, including inflation, natural disasters, war, events of terrorism or political instability in particular non-U.S. countries;

•	fluctuations in currency exchange rates, which could result in increased operating expenses and reduced revenues, and other obligations related to doing business in another country;

•	production shortages resulting from any events affecting raw material supply or manufacturing capabilities aboard; and

•	changes in diplomatic, trade relationships, and other geopolitical conditions, including the Russia-Ukraine and Middle East wars and tensions between China and Taiwan.

Our business activities outside of the U.S. are subject to the FCPA and similar anti-bribery or anti-corruption laws, regulations or rules of other countries in which we operate. The FCPA and similar anti-corruption laws generally prohibit offering, promising, giving, or authorizing others to give anything of value, either directly or indirectly, to non-U.S. government officials in order to improperly influence any act or decision, secure any other improper advantage, or obtain or retain business. The FCPA also requires public companies to make and keep books and records that accurately and fairly reflect the transactions of the company and to devise and maintain an adequate system of internal accounting controls. Our business is heavily regulated and therefore involves significant interaction with public officials, including officials of non-U.S. governments. Additionally, in many other countries, the health care providers who prescribe pharmaceuticals are employed by their government, and the purchasers of pharmaceuticals are government entities; therefore, any dealings with these prescribers and purchasers may be subject to regulation under the FCPA. Recently the U.S. SEC and the U.S. Department of Justice have increased their FCPA enforcement activities with respect to pharmaceutical companies. In addition, under the Dodd–Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”), private individuals who report to the SEC original information that leads to successful enforcement actions may be eligible for a monetary award. We are engaged in ongoing efforts that are designed to ensure our compliance with these laws, including due diligence, training, policies, procedures and internal controls. However, there is no certainty that all employees and third-party business partners (including our distributors, wholesalers, agents, contractors, and other partners) will comply with anti-bribery laws. In particular, we do not control the actions of manufacturers and other third-party agents, although we may be liable for their actions. Violation of these laws may result in civil or criminal sanctions, which could include monetary fines, criminal penalties, and disgorgement of past profits, which could have a material adverse impact on our business and financial condition.

We are or may become subject to tax audits in Ireland, the U.S. or other countries into which we expand our operations, and such jurisdictions may assess additional income tax against us. The final determination of tax audits could be materially different from our recorded income tax provisions and accruals. The ultimate results of an audit could have a material adverse effect on our operating results or cash flows in the period or periods for which that determination is made and could result in increases to our overall tax expense in subsequent periods.

These and other risks associated with our international operations may materially adversely affect our business, financial condition and results of operations.

If we lose key management personnel, or if we fail to recruit additional highly skilled personnel, our ability to pursue our business strategy will be impaired, could result in loss of markets or market share and could make us less competitive.

Our ability to compete in the highly competitive biopharmaceutical industries depends upon our ability to attract and retain highly qualified managerial, scientific and medical personnel. We are highly dependent on our management, scientific and medical personnel. The loss of the services of any of our executive officers, other key employees, and other scientific and medical advisors, and our inability to find suitable replacements for these individuals, could harm our business.

Competition for skilled personnel in our industry is intense and may limit our ability to hire and retain highly qualified personnel on acceptable terms, in a timely manner or at all. To induce valuable employees to remain at our company, in addition to salary and cash incentives, we intend to provide equity incentive awards that vest over time. The value to employees of equity awards that vest over time may be significantly affected by movements in our share price that are beyond our control and may at any time be insufficient to counteract more lucrative offers from other companies. Despite our efforts to retain valuable employees, members of our management, scientific and development teams are at-will employees and may terminate their employment with us on short notice. Given the stage of our programs and our plans to expand operations, our success also depends on our ability to continue to attract, retain and motivate highly skilled junior, mid-level and senior personnel across our organization.

Our relationships with healthcare providers and physicians and third-party payors will be subject to applicable anti-kickback, fraud and abuse and other healthcare laws and regulations, which could expose us to criminal sanctions, civil penalties, statutory or contractual damages, reputational harm and diminished profits and future earnings.

Healthcare providers, physicians and third-party payors in the U.S. and elsewhere play a primary role in the recommendation and prescription of pharmaceutical products. Arrangements with third-party payors and customers can expose pharmaceutical manufacturers to broadly applicable fraud and abuse and other healthcare laws and regulations, including, without limitation, the U.S. federal Anti-Kickback Statute and the U.S. federal False Claims Act, which may constrain the business or financial arrangements and relationships through which such companies sell, market and distribute pharmaceutical products. In particular, the research of our product candidates, as well as the promotion, sales and marketing of healthcare items and services, as well as certain business arrangements in the healthcare industry, are subject to extensive laws designed to prevent fraud, kickbacks, self-dealing and other abusive practices. These laws and regulations may restrict or prohibit a wide range of pricing, discounting, marketing and promotion, structuring and commission(s), certain customer incentive programs and other business arrangements generally. Activities subject to these laws also involve the improper use of information obtained in the course of patient recruitment for clinical trials. See the section titled “Business—Government Regulation—Healthcare and Privacy Laws” in this Annual Report.

The distribution of pharmaceutical products is subject to additional requirements and regulations, including extensive record-keeping, licensing, storage and security requirements intended to prevent the unauthorized sale of pharmaceutical products. Pharmaceutical companies may also be subject to U.S. federal consumer protection and unfair competition laws, which broadly regulate marketplace activities and activities that potentially harm consumers.

The scope and enforcement of each of these laws is uncertain and subject to rapid change in the current environment of healthcare reform, especially in light of the lack of applicable precedent and regulations. U.S. federal and state enforcement bodies continue to closely scrutinize interactions between healthcare companies and healthcare providers, which has led to a number of investigations, prosecutions, convictions and settlements in the healthcare industry. Ensuring business arrangements comply with applicable healthcare laws, as well as responding to possible investigations by government authorities, can be time and resource-consuming and can divert a company’s attention from the business.

It is possible that governmental and enforcement authorities will conclude that our business practices may not comply with current or future statutes, regulations or case law interpreting applicable fraud and abuse or other healthcare laws and regulations. If any such actions are instituted against us, and we are not successful in defending ourselves or asserting our rights, those actions could have a significant impact on our business, including the imposition of civil, criminal and administrative penalties, damages, fines, disgorgement, imprisonment, exclusion from participation in U.S. federal and state funded healthcare programs, contractual damages and the curtailment or restricting of our operations, as well as additional reporting obligations and oversight if we become subject to a corporate integrity agreement or other agreement to resolve allegations of non-compliance with these laws. Further, if any of the physicians or other healthcare providers or entities with whom we expect to do business is found to be not in compliance with applicable laws, they may be subject to significant criminal, civil or administrative sanctions, including exclusions from government funded healthcare programs. Any action for violation of these laws, even if successfully defended, could cause a biopharmaceutical manufacturer to incur significant legal expenses and divert management’s attention from the operation of the business. Prohibitions or restrictions on sales or withdrawal of future marketed products could materially affect business in an adverse way.

We are subject to certain U.S. and non-U.S. anti-corruption, anti-money laundering, export control, sanctions and other trade laws and regulations. We can face serious consequences for violations.

Among other matters, U.S. and non-U.S. anti-corruption, anti-money laundering, export control, sanctions and other trade laws and regulations (collectively, “Trade Laws”) prohibit companies and their employees, agents, clinical research organizations, legal counsel, accountants, consultants, contractors and other partners from authorizing, promising, offering, providing, soliciting or receiving, directly or indirectly, corrupt or improper payments or anything else of value to or from recipients in the public or private sector. Violations of Trade Laws can result in substantial criminal fines and civil penalties, imprisonment, the loss of trade privileges, debarment, tax reassessments, breach of contract and fraud litigation, reputational harm and other consequences. We have direct or indirect interactions with officials and employees of government agencies or government-affiliated hospitals, universities and other organizations. We also expect our non-U.S. activities to increase in time. We plan to engage third parties for clinical trials and/or to obtain necessary permits, licenses, patent registrations and other regulatory approvals and we can be held liable for the corrupt or other illegal activities of our personnel, agents or partners, even if we do not explicitly authorize or have prior knowledge of such activities.

Changes in U.S. and international trade policies, particularly with respect to China, may adversely impact our business and operating results.

The U.S. government and persons involved in the incoming U.S. administration have made statements and taken certain actions that may lead to potential changes to U.S. and international trade policies. Such actions have included imposing several rounds of tariffs and export control restrictions affecting certain products manufactured in China. In March 2018, the presidential administration announced the imposition of tariffs on steel, aluminum, and certain targeted manufactured goods imported from China. In response, China imposed retaliatory tariffs on certain goods imported into China from the U.S. Both China and the U.S. have each taken further actions that could extend or expand further trade barriers, including the U.S. Commerce Department’s imposing additional restrictions on U.S. exports to China, imposing entity-specific export licensing requirements for U.S. exports to certain targeted Chinese entities, and broadening the application of restrictions on Chinese entities that are deemed to support the technological development of the Chinese military. It is unknown whether and to what extent new tariffs, export controls, or other new laws or regulations will be adopted, or the effect that any such actions would have on us or our industry.

Further, some of our manufacturers and suppliers are located in China Trade tensions and conflicts between the U.S. and China have been escalating in recent years and, as such, we are exposed to the possibility of product supply disruption and increased costs and expenses in the event of changes to the laws, rules, regulations and policies of the governments of the U.S. or China, or due to geopolitical unrest and unstable economic conditions. Certain Chinese biotechnology companies may become subject to trade restrictions, sanctions, other regulatory requirements or proposed legislation by the U.S. government, which could restrict or even prohibit our ability to work with such entities, thereby potentially disrupting their supply of material to us. For example, in September 2024, the U.S. House of Representatives passed the BIOSECURE Act and the Senate has advanced a substantially similar bill, which legislation, if passed by the Senate and enacted into law, would restrict the ability of U.S. biopharmaceutical companies involved in the performance of U.S. government contracts or using U.S. government grant or loan funding to purchase certain services or products from, or otherwise collaborate with, certain targeted Chinese providers of biotechnology equipment and services and authorizes the U.S. government to impose such restrictions on additional entities that may be designated in the future. The legislation passed by the House of Representatives contains a grandfathering provision that would prevent disruption to the provision of services or products furnished under contracts with the targeted biotechnology companies entered into before the effective date of the legislation until January 2032. It is possible some of our contractual counterparties could be impacted by this legislation. We cannot predict whether or when such legislation may be enacted into law, or whether other legislative or regulatory actions may impose additional restrictions on our ability to conduct business with Chinese biotechnology companies.

Any unfavorable government policies on international trade, such as export controls, tariffs, capital controls or other restrictions on U.S.-Chinese commercial and investment transactions, may increase the cost of manufacturing our product candidates and platform materials, affect the demand for our drug products, if and when approved, the competitive position of our product candidates, and the quality and availability of raw materials and finished product candidates used in preclinical studies and clinical trials that we conduct or that are conducted by future collaborators of ours, especially with respect to any product candidates and materials that we import from China. If any new tariffs, export controls, legislation and/or regulations are implemented, or if existing trade agreements are renegotiated or, in particular, if either the U.S. or Chinese government takes retaliatory trade actions due to the recent trade tension, such changes could have an adverse effect on our business, financial condition and results of operations.

Our employees, independent contractors, CROs, consultants, commercial partners, vendors and principal investigators may engage in misconduct or other improper activities, including non-compliance with regulatory standards and requirements.

We are exposed to the risk of fraud or other misconduct by our employees, independent contractors, CROs, consultants, commercial partners, vendors and, if we commence clinical trials, our principal investigators. Misconduct by these parties could include intentional failures to comply with FDA regulations or the regulations applicable in the EU and other jurisdictions, provide accurate information to the FDA, the European Commission and other regulatory authorities, comply with healthcare fraud and abuse laws and regulations in the U.S. and abroad, report financial information or data accurately, or disclose unauthorized activities to us. In particular, sales, marketing and business arrangements in the healthcare industry are subject to extensive laws and regulations intended to prevent fraud, misconduct, kickbacks, self-dealing and other abusive practices. These laws and regulations restrict or prohibit a wide range of pricing, discounting, marketing and promotion, sales commission, customer incentive programs and other business arrangements.

Such misconduct also could involve the improper use of information obtained in the course of clinical trials or interactions with the FDA or other regulatory authorities, which could result in regulatory sanctions and cause serious harm to our reputation. Even with appropriate policies and procedures, it is not always possible to identify and deter misconduct, and the precautions we take to detect and prevent such activity may not be effective in controlling unknown or unmanaged risks or losses or in protecting us from government investigations or other actions or lawsuits stemming from a failure to comply with these laws or regulations. If any such actions are instituted against us, and we are not successful in defending ourselves or asserting our rights, those actions could have a significant impact on our business, financial condition, results of operations and prospects, including the imposition of significant fines or other sanctions.

We expect to grow our organization, and as a result, we may encounter difficulties in managing our growth, which could disrupt our operations.

As of February 28, 2025, we had approximately 116 employees. We may experience significant growth over time in the number of our employees and the scope of our operations, particularly in the areas of clinical development, regulatory affairs, finance and, if any of our product candidates receive marketing approval, sales, marketing and distribution. Our management may need to divert a disproportionate amount of its attention away from our day-to-day activities to devote time to managing these growth activities. To manage these growth activities, we must continue to implement and improve our managerial, operational and financial systems, expand our facilities and continue to recruit and train additional qualified personnel. Due to our limited financial resources and the limited experience of our management team in managing a company with such anticipated growth, we may not be able to effectively manage the expansion of our operations or recruit and train additional qualified personnel. The expansion of our operations may lead to significant costs and may divert our management and business development resources. Our inability to effectively manage the expansion of our operations may result in weaknesses in our infrastructure, and could give rise to operational mistakes, loss of business opportunities, loss of employees and reduced productivity among remaining employees. Our expected growth could require significant capital expenditures and may divert financial resources from other projects, such as the development of additional product candidates. If our management is unable to effectively manage our expected growth, our expenses may increase more than expected, our potential ability to generate revenue could be reduced and we may not be able to implement our business strategy.

We may become exposed to costly and damaging liability claims, either when testing our product candidates in the clinic or following commercial sale, and any product liability insurance we may obtain may not cover all damages from such claims.

We are exposed to potential product liability risks that are inherent in the research, development, manufacturing, marketing and use of biopharmaceutical products. The use of product candidates by us in clinical trials, and any sale of approved products in the future, may expose us to liability claims. For example, we may be sued if our product candidates cause or are perceived to cause injury or are found to be otherwise unsuitable during clinical trials, manufacturing, marketing or sale. Any such product liability claims may include allegations of defects in manufacturing, defects in design, a failure to warn of dangers inherent in the product, negligence, strict liability or a breach of warranties. Claims could also be asserted under state consumer protection acts.

Although the clinical trial process is designed to identify and assess potential side effects, it is always possible that a drug, even after regulatory approval, may exhibit unforeseen side effects. If any of our product candidates were to cause adverse side effects during clinical trials or after approval thereof, we may be exposed to substantial liabilities. Physicians and patients may not comply with any warnings that identify known potential adverse effects and patients who should not use our product candidates. If we cannot successfully defend ourselves against product liability claims, we may incur substantial liabilities or be required to limit or cease the development or commercialization of our product candidates or any products for which we may have received marketing approval. Even a successful defense would require significant financial and management resources. Regardless of the merits or eventual outcome, liability claims may result in:

•	delay or termination of clinical trials;

•	decreased demand for any product candidates or products that we may develop;

•	injury to our reputation and significant negative media and social media attention;

•	withdrawal of clinical trial participants or difficulties in recruiting new trial participants;

•	initiation of investigations by regulators;

•	costs to defend or settle the related litigation;

•	a diversion of management’s time and our resources;

•	substantial monetary awards to trial participants or patients;

•	product recalls, withdrawals or labeling, marketing or promotional restrictions;

•	significant negative financial impact; and

•	the inability to commercialize any of our product candidates, if approved.

Although we will seek to procure and maintain product liability insurance coverage, we may be unable to secure such insurance, and any insurance coverage we obtain may not be adequate to cover all liabilities that we may incur. We may need to increase our insurance coverage each time we commence a clinical trial and if we successfully commercialize any product candidate. As the expense of insurance coverage is increasing, we may not be able to maintain insurance coverage at a reasonable cost or in an amount adequate to satisfy any liability that may arise. If a successful product liability claim or series of claims is brought against us for uninsured liabilities or in excess of insured liabilities, our assets may not be sufficient to cover such claims and our business operations could be materially harmed.

If we or any third-party manufacturers and suppliers we engage fail to comply with environmental, health, and safety laws and regulations, we could become subject to fines or penalties or incur costs that could have a material adverse effect on the success of our business.

We and any third-party manufacturers and suppliers we engage are subject to numerous U.S. federal, state and local environmental, health, and safety laws, regulations and permitting requirements, including those governing laboratory procedures; the generation, handling, use, storage, treatment and disposal of hazardous and regulated materials and wastes; the emission and discharge of hazardous materials into the ground, air and water; and employee health and safety. Our operations involve the responsible use of hazardous and flammable materials, including chemicals and biological and radioactive materials.

Compliance with applicable environmental, health and safety laws and regulations may be expensive, and current or future environmental, health and safety laws and regulations may impair our research and product development efforts.

In addition, we may incur substantial costs in order to comply with current or future environmental, health and safety laws, regulations and permitting requirements. Failure to comply with these laws, regulations and permitting requirements also may result in substantial fines, penalties or other sanctions or business disruption, which could have a material adverse effect on our business, financial condition, results of operations and prospects. Additionally, any third-party manufacturers and suppliers we engage will also be subject to these and other environmental, health and safety laws and regulations. Liabilities they incur pursuant to these laws and regulations could result in significant costs or an interruption in operations, which could have a material adverse effect on our business, financial condition, results of operations and prospects.

Our operations or those of the third parties upon whom we depend might be affected by the occurrence of a catastrophic event, such as a terrorist attack, war or other armed conflict, geopolitical tensions or trade wars, pandemic or natural disaster.

We depend on our employees, consultants, third-party manufacturers, CROs, as well as regulatory agencies and other parties, for the continued operation of our business. While we maintain disaster recovery plans, they might not adequately protect us. Despite any precautions that we or any third parties on whom we depend take for catastrophic events, including terrorist attacks, wars or other armed conflicts, geopolitical tensions or trade wars, pandemics or natural disasters, these events could result in significant disruptions to our research and development, manufacturing, preclinical studies, clinical trials, and, ultimately, if approved, the commercialization of our products. Long-term disruptions in the infrastructure caused by these types of events, such as natural disasters, which are increasing in frequency due to the impacts of climate change, the outbreak of wars or other armed conflicts, the escalation of hostilities, geopolitical tensions or trade wars, acts of terrorism or “acts of God,” particularly involving geographies in which we or third parties on whom we depend have offices, manufacturing or clinical trial sites, could adversely affect our businesses. For example, the current military conflicts between Russia and Ukraine and in the Middle East could disrupt or otherwise adversely impact our operations and those of third parties upon which we rely. In particular, sanctions imposed by the U.S., the EU and other countries in response to the conflict between Russia and Ukraine and the potential response to such sanctions could adversely affect our business and/or our supply chain, our CROs, third-party manufacturers and other third parties with which we conduct business. While we do not currently conduct business in these geographies, we cannot be certain what the overall impact of these events will be on our business or on the business of any third parties on whom we depend. Although we carry business interruption insurance policies and typically have provisions in our contracts that protect us in certain events, our coverage might not include or be adequate to compensate us for all losses that may occur. Any catastrophic event affecting us, our third-party manufacturers, our CROs, regulatory agencies or other parties with which we are engaged could have a material adverse effect on our operations and financial performance.

Compliance with state, national and international privacy and data security requirements could result in additional costs and liabilities to us or inhibit our ability to collect and process data globally, and the failure to comply with such requirements could subject us to a variety of harms, including significant fines and penalties, litigation and reputational damage, any of which may have a material adverse effect on our business, financial condition or results of operations.

We are subject to laws and regulations covering data privacy and the protection of personal information, including health information. The legislative and regulatory landscape for privacy and data protection continues to evolve, and there has been an increasing focus on privacy and data protection issues which may affect our business. In the U.S., numerous U.S. federal and U.S. state laws and regulations, including state security breach notification laws, state health information privacy laws, and U.S. federal and state consumer protection laws, govern the collection, use, disclosure, and protection of personal information. Most prominently, in California the California Consumer Protection Act (“CCPA”), as amended by the California Privacy Rights Act (“CPRA”), which went into effect on January 1, 2023, establishes a privacy framework for covered businesses by creating an expansive definition of personal information, establishing data privacy rights for consumers and employees in the State of California, imposing special rules on the collection of consumer data from minors, and creating a potentially severe statutory damages framework for violations of the CCPA and for businesses that fail to implement reasonable security procedures and practices to prevent data breaches. The CPRA also created a new state agency that is vested with authority to implement and enforce the CCPA and the CPRA. While clinical trial data is currently exempt from the current version of the CCPA, other personal information may be applicable and possible changes to the CCPA may broaden its scope.

Certain other U.S. state laws impose similar privacy obligations, and we also anticipate that more U.S. states will increasingly enact legislation similar to the CCPA. The CCPA has prompted a number of proposals for new U.S. federal and U.S. state-level privacy legislation and in some states efforts to pass comprehensive privacy laws have been successful. For example, in addition to California, at least 18 other states have passed comprehensive privacy laws similar to the CCPA and CPRA. These laws are either in effect or will go into effect sometime before the end of 2026. Like the CCPA and CPRA, these laws create obligations related to the processing of personal information, as well as special obligations for the processing of “sensitive” data (which includes health data in some cases). Some of the provisions of these laws may apply to our business activities. There are also states that are specifically regulating health information that may affect our business. For example, Washington state passed a health privacy law in 2023 that will regulate the collection and sharing of health information, and the law also has a private right of action, which further increases the relevant compliance risk. Connecticut and Nevada have also passed similar laws regulating consumer health data and additional states (including Vermont) are considering such legislation. These laws may impact our business activities, including our identification of research subjects, relationships with business partners and ultimately the marketing and distribution of our products.

Further, each of these laws is subject to varying interpretations by courts and government agencies, creating complex compliance issues for us. If we fail to comply with applicable laws and regulations, we could be subject to penalties or sanctions, including criminal penalties if we knowingly obtain or disclose individually identifiable health information from a covered entity in a manner that is not authorized or permitted by the Health Insurance Portability and Accountability Act of 1996, as amended by the Health Information Technology for Economic and Clinical Health Act (“HIPAA”).

Plaintiffs’ lawyers are also increasingly using privacy-related statutes at both the state and federal level to bring lawsuits against companies for their data-related practices. In particular, there have been a significant number of cases filed against companies for their use of pixels and other web trackers. These cases often allege violations of the California Invasion of Privacy Act and other state laws regulating wiretapping, as well as the federal Video Privacy Protection Act. The rise in these types of lawsuits creates potential risk for our business.

Numerous other countries have, or are developing, laws governing the collection, use and transmission of personal information as well. The EU and other jurisdictions have adopted data protection laws and regulations, which impose significant compliance obligations. For example, the collection and use of personal information, including health information, in the EU are governed by the provisions of the EU General Data Protection Regulation (“EU GDPR”), as well as transposing and supplementary national data protection legislation in force in relevant Member States. While the UK is no longer a Member State of the EU, the EU GDPR forms part of the law of England and Wales, Scotland and Northern Ireland by virtue of section 3 of the European Union (Withdrawal) Act 2018 (the “UK GDPR”, together with the EU GDPR the “GDPR”) and is supplemented by the Data Protection Act 2018 in the UK. The GDPR and relevant national laws impose a broad range of strict requirements on companies subject to them, such as including requirements relating to having legal bases for processing personal data relating to identifiable individuals and transferring such information outside the European Economic Area (“EEA”) (or in the case of the UK GDPR, outside of the UK), providing details to those individuals regarding the processing of their personal data, implementing safeguards to keep personal data secure, having data processing agreements with third parties who process personal data, providing information to individuals regarding data processing activities, responding to individuals’ requests to exercise their rights in respect of their personal data, obtaining consent of the individuals to whom the personal data relates in certain circumstances, reporting security and privacy breaches involving personal data to the competent national data protection authority and affected individuals, appointing data protection officers, conducting data protection impact assessments, and record-keeping. The GDPR may impose additional responsibility and liability in relation to personal data that we process and we may be required to put in place additional mechanisms ensuring compliance with the new data protection rules. This may be onerous and adversely affect our business, financial condition, results of operations and prospects.

To enable the transfer of personal data outside of the EEA or the UK, safeguards must be implemented in compliance with European and UK data protection laws.

One such safeguard is reliance on a decision determining that a country outside the EEA or the UK provides an “adequate” level of protection for personal data. Although the UK is a third country under EU GDPR, the European Commission has issued a decision recognizing the UK as providing adequate protection under the EU GDPR and, therefore, transfers of personal data originating in the EEA to the UK remain unrestricted. This decision is subject to review and has an expiry date of 27 June 2025. If not renewed or revoked, transfers of personal data originating in the EEA to the UK would require a form of appropriate safeguard, such as those detailed below, to be put in place to allow transfers to continue in compliance with the EU GDPR, which could disrupt our business. Like the EU GDPR, the UK GDPR restricts personal data transfers outside the UK to countries not regarded by the UK as providing adequate protection. The UK government has confirmed that it considers the EU as providing adequate protection for personal data so personal data transfers from the UK to the EEA remain free flowing.

In the absence of an adequacy decision, the most commonly used appropriate safeguard is the standard contractual clauses issued by the European Commission. On June 4, 2021, the European Commission issued new forms of standard contractual clauses (“SCCs”) for data transfers from controllers or processors in the EEA (or otherwise subject to the GDPR) to controllers or processors established outside the EU/EEA (and not subject to the GDPR). The SCCs are a contract between a data exporter and a data importer where the parties agree to the provision of specific protections for personal data and the terms cannot generally be amended by the parties. As of December 27, 2022, the new SCCs must be used for all transfers outside of the EEA in place of the SCCs that were adopted previously under the EU Data Protection Directive. The UK is not subject to the European Commission’s new SCCs but has published the UK International Data Transfer Agreement (the “IDTA”) and International Data Transfer Addendum to the new SCCs (the “UK Addendum”), which provides modifications to the European Commission’s SCCs to enable transfers from the UK in compliance with UK GDPR. For new transfers, the IDTA or the UK Addendum needs to be in place. For any existing transfers relying on pre-Brexit EU SCCs, the IDTA or the UK Addendum must be in place for all transfers from the UK from March 21, 2024. In addition to SCCs, following a ruling from the Court of Justice of the EU, in Data Protection Commissioner v Facebook Ireland Limited and Maximillian Schrems, Case C-311/18, companies relying on SCCs to govern transfers of personal data to third countries (in particular the U.S.) need to perform a transfer impact assessment (“TIA”) to assess whether the data importer can ensure that personal data will be subject to an essentially equivalent level of protection as under the GDPR in the jurisdiction to which the data is imported. Where the TIA concludes that the level of protection will not be essentially equivalent, the data importer must consider whether it can implement additional guarantees to safeguard the personal data and ensure that the level of protection for the personal data is raised. The TIA includes assessing whether third-party vendors can also ensure these guarantees. The same assessment is required for transfers governed by the IDTA. We are required to implement these new safeguards when conducting restricted data transfers under the GDPR and doing so will require significant effort and cost.

If we are investigated by a European or UK data protection authority, we may face fines and other penalties, including bans on processing and transferring personal data. EU and UK data protection authorities have the power to impose administrative fines for violations of the GDPR of up to a maximum of €20 (£17.5) million or 4% of the data controller’s or data processor’s total worldwide global turnover for the preceding fiscal year, whichever is higher, and violations of the GDPR may also lead to damages claims by data controllers and data subjects. An investigation by a European or UK data protection authority could be triggered by the authority acting of its own volition or by a complaint made to the authority by an individual data subject. Administrative fines are in addition to other corrective powers that an authority may exercise, e.g., orders to bring processing operations into compliance in a specified manner and within a specified time period or a temporary or permanent ban on processing activities. Such penalties are in addition to any civil litigation claims by data controllers, clients, and data subjects. As such, we will need to take steps to cause our processes to continue to be compliant with the applicable portions of the GDPR, but we cannot assure you that we will be able to implement changes in a timely manner or without significant disruption to our business, or that such steps will be effective, and we may face the risk of liability under the GDPR.

Although the EU GDPR and the UK GDPR currently impose substantially similar obligations, it is possible that over time the UK GDPR could become less aligned with the EU GDPR. The UK has also now introduced a Data Protection and Digital Information Bill (the “UK Bill”) into the UK legislative process with the intention for this bill to reform the UK’s data protection regime following the UK’s exit from the EU. If passed, the final version of the UK Bill may have the effect of further altering the similarities between the UK and EU data protection regime and threaten the UK adequacy decision from the EU Commission. This may lead to additional compliance costs and could increase our overall risk. An additional consequence of amendment to the data protection legal framework in the UK is that the UK would no longer be considered to provide an “adequate” level of protection for personal data and the European Commission adequacy decision in favor of the UK would be revoked. Such an action would remove the ability for data to flow freely between the EEA and the UK and would require that another appropriate safeguard is put in place for data transfers to continue in compliance with the EU GDPR.

Many jurisdictions outside of Europe where we may do business or conduct trials in the future are also considering and/or have enacted comprehensive data protection legislation. In addition, we also continue to see jurisdictions imposing data localization laws. These and similar regulations may interfere with our intended business activities, inhibit our ability to expand into those markets, require modifications to our products or services or prohibit us from continuing to offer services or conduct trials in those markets without significant additional costs.

Our computer systems, or those of our third-party collaborators, service providers, contractors or consultants, have in the past and may in the future suffer security breaches or fail, which may have a material adverse effect on our reputation, business, financial condition or results of operations.

Our computer systems and those of our current or future third-party collaborators, service providers, contractors and consultants have in the past and may in the future suffer security breaches or fail and are vulnerable to damage from computer viruses, unauthorized access, natural disasters, terrorism, war and telecommunication and electrical failures. Attacks on information technology systems are increasing in their frequency, levels of persistence, sophistication and intensity, and they are being conducted by increasingly sophisticated and organized groups and individuals with a wide range of motives and expertise. In addition to extracting sensitive information, such attacks could include the deployment of harmful malware, ransomware, denial-of-service attacks, social engineering and other means to affect service reliability and threaten the confidentiality, integrity and availability of information. The prevalent use of mobile devices also increases the risk of data security incidents. If we experience a material system failure, accident or security breach that causes interruptions in our operations or the operations of third-party collaborators, service providers, contractors and consultants, it could result in significant reputational, financial, legal, regulatory, business or operational harm. For example, the loss of clinical trial data for our product candidates could result in delays in our marketing approval efforts and significantly increase our costs to recover or reproduce the data. To the extent that any disruption or security breach results in a loss of or damage to our data or applications or other data or applications relating to our technology or product candidates, or inappropriate disclosure of confidential or proprietary information, we could incur liabilities and the further development of our product candidates could be delayed. Additionally, actual, potential or anticipated attacks may cause us to incur increasing costs, including costs to deploy additional personnel and protection technologies, train employees, and engage third-party experts and consultants. Further, it is possible that unauthorized access to our data may be obtained through inadequate use of security controls by suppliers or other vendors. We rely on such third parties to implement effective security measures and identify and correct any failures, deficiencies or breaches, and they may not always be successful in doing so. For example, we have been advised by one of our vendors that certain of our clinical data held by the vendor may have been accessed during a ransomware attack on the vendor’s systems.

Any failure or perceived failure by us or any third-party collaborators, service providers, contractors or consultants to comply with our privacy, confidentiality, data security or similar obligations to third parties, or any data security incidents or other security breaches that result in the unauthorized access, release or transfer of sensitive information, including personally identifiable information, may result in governmental investigations, enforcement actions, regulatory fines, litigation or public statements against us. These events could cause third parties to lose trust in us or could result in claims by third parties asserting that we have breached our privacy, confidentiality, data security or similar obligations, any of which could have a material adverse effect on our reputation, business, financial condition or results of operations. Moreover, data security incidents and other security breaches can be difficult to detect, and any delay in identifying them may lead to increased harm. Because the techniques used by computer programmers who may attempt to penetrate and sabotage our network security or our website change frequently and may not be recognized until launched against a target, we may be unable to anticipate these techniques. While we have implemented data security measures intended to protect our information technology systems and infrastructure, there can be no assurance that such measures will successfully prevent service interruptions or data security incidents. Additionally, in the event of material failures, security breaches, cyberattacks or other related breaches of our computer systems or the computer systems of third parties with access to our data, our liability insurance may not be sufficient in type or amount to cover us against related claims.

Risks Related to the Separation and Distribution

We may not achieve some or all of the expected benefits of the Separation.

We may not be able to achieve the full operational, financial and strategic benefits expected to result from the Separation, or such benefits may be delayed or not realized at all. The Separation is expected to provide the following benefits, among others: (i) allowing us to focus exclusively on our business and distinct needs from those of the Former Parent, and pursue our own operational and strategic priorities and respond to trends, developments and opportunities in our target markets; (ii) reduce competition for capital allocation and (iii) more direct potential access to the capital markets as a standalone company.

These anticipated benefits are based on a number of assumptions and uncertainties, which may prove to be incorrect or incomplete and we may not achieve these and other anticipated benefits for a variety of reasons. As a standalone company, we may be more susceptible to market fluctuations and other adverse events than if we were still a part of the Former Parent; our business will be less diversified than the Former Parent’s business prior to completion of the Separation and the actions that have been required to separate the Former Parent’s and our respective businesses could disrupt our operations. If we fail to achieve some or all of the benefits expected to result from the Separation, or if such benefits are delayed, it could have a material adverse effect on our competitive position, business, financial condition, results of operations and cash flows.

We have a limited history of operating as a standalone company and we have incurred, and expect to continue to incur increased administrative and other costs, as compared to prior to the Separation, by virtue of our status as an independent public company. Our historical combined financial information prior to the Separation included in this report is not necessarily representative of the results that we would have achieved for the periods presented and may achieve as a separate, publicly traded company and should not be relied upon as an indicator of our future results.

Historically and through the date of the Separation, our business was conducted by the Former Parent. Our historical information provided in this report refers to our business as operated by and integrated with the Former Parent prior to the Separation. Our historical combined financial information through the date of the Separation included in this report is derived from the consolidated financial statements and accounting records of the Former Parent. Accordingly, the historical combined financial information included in this report may not reflect the operating results, financial condition or cash flows that we would have achieved as a separate, publicly traded company during the periods presented, or the financial results we will achieve in the future. In particular, our future financial results may vary from the historical combined financial information included in this report as a result of the following factors, among others:

•

our historical financial data reflects expense allocations for certain business and support functions that were provided on a centralized basis within the Former Parent, such as expenses for clinical and preclinical activities, manufacturing, research and development expenses not directly attributable to individual oncology programs and corporate administrative services, including senior management, information technology, legal, accounting and finance, human resources, facilities and other corporate services that may be lower than the comparable expenses we would have actually incurred, or will incur in the future, as a standalone company;

•	our capital structure will be different from that reflected in our historical combined financial statements for periods prior to the Separation; and

•

significant increases may occur in our cost structure as a result of becoming a standalone public company, including costs related to public company reporting, investor relations and compliance with the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”)

Our financial condition and future results of operations will be different from results reflected in our historical financial statements included elsewhere in this report for periods prior to the Separation. As a result of the Separation, it may be difficult for investors to compare our future results to historical results or to evaluate our relative performance or trends in our business.

Our agreements with the Former Parent may not reflect terms that would have resulted from negotiations with unaffiliated third parties.

The agreements related to the Separation, including, among others, the separation agreement, the transition services agreements, the tax matters agreement and the employee matters agreement were entered into in the context of the Separation while we were still controlled by the Former Parent. Prior to the Distribution, the Former Parent effectively had the sole and absolute discretion to determine and change the terms of the Separation and the Distribution, including the terms of any agreements between the Former Parent and us. As a result, our agreements with the Former Parent may not reflect terms that would have resulted from negotiations between unaffiliated third parties in an arms-length transaction. For a more detailed description, see Note 1, Organization and Description of Business, in the notes to the consolidated financial statements in this Annual Report.

As we build our information technology infrastructure and transition our data to our own systems, we could incur substantial additional costs and experience temporary business interruptions.

We have substantially completed the installation and implementation of information technology infrastructure to support our critical business functions, particularly in relation to areas outside the U.S., including collecting and storing proprietary and confidential data, including intellectual property, our proprietary business information, systems relating to accounting and reporting, manufacturing process control, inventory control and trial and research data. Despite this, we may incur temporary interruptions in business operations as part of our initial standalone operation of transactional and operational systems and data centers. While we have substantially completed the process of implementing our new systems and transitioning our data, we may incur substantially higher costs for the ongoing management of these systems. Our failure to implement the new systems successfully and replace the Former Parent’s information technology services, or our failure to implement the new systems and replace the Former Parent’s services effectively and efficiently, could disrupt our business and could have a material adverse effect on our business, financial condition, results of operations and cash flows.

Our ability to operate our business effectively may suffer if we do not maintain the administrative and support functions necessary to operate as a standalone public company.

In connection with the Separation, we are engaged in a process to establish our own financial, administrative, corporate governance, and public company compliance and other support systems, including for the services the Former Parent had historically provided to us, and we have contracted with third parties to replace certain of the Former Parent’s systems that we did not establish internally. This process has been, and we expect that it will continue to be, complex, time consuming and costly. In addition, we are also establishing or expanding our own tax, treasury, internal audit, investor relations, corporate governance, and publicly listed company compliance and other corporate functions. These corporate functions fall beyond the scope of the operational service domains formerly provided by the Former Parent and will require us to develop new standalone corporate functions. We have made significant investments to replicate, or to outsource from other providers, these corporate functions to replace these additional corporate services that the Former Parent historically provided to us prior to the Separation. In certain rare instances, the Former Parent may continue to provide support for certain of our business functions, including financial, corporate, administrative and other support systems, after the Separation for a limited period of time, pursuant to the transition services agreements and certain other agreements we entered into with the Former Parent. Any failure or significant downtime in our own financial, administrative or other support systems or in the Former Parent’s financial, administrative or other support systems during the transitional period in which the Former Parent provides us with support could negatively impact our results of operations or prevent us from paying our suppliers and employees, executing business combinations and non-U.S. currency transactions, if required, or performing administrative or other services on a timely basis, which could negatively affect our results of operations.

Further, as a standalone public company, we have incurred and expect to continue to incur significant legal, accounting and other expenses that we did not independently incur as part of the Former Parent. The provisions of the Sarbanes-Oxley Act, as well as rules subsequently adopted by the SEC and Nasdaq, have imposed various requirements on public companies. For example, the Sarbanes-Oxley Act requires, among other things, that we maintain and periodically evaluate our internal control over financial reporting and disclosure controls and procedures. In particular, we and our management will have to perform system and process evaluation and testing of our and their internal control over financial reporting to allow management to report on the effectiveness of our internal control over financial reporting, as required by Section 404 of the Sarbanes-Oxley Act.

Although the Former Parent has historically tested its internal control over financial reporting on a regular basis, we have not previously done so as a standalone entity. Doing so for ourselves will require our management and other personnel to devote a substantial amount of time to establish these controls in order to comply with these requirements and will also increase our legal and financial compliance costs. In particular, compliance with Section 404 of the Sarbanes-Oxley Act will require a substantial accounting expense and significant management efforts. We cannot be certain at this time that all of our controls will be considered effective and our internal control over financial reporting may not satisfy the regulatory requirements when they become applicable to us.

The Former Parent may fail to perform under various transaction agreements that were executed as part of the Separation or we may fail to have necessary systems and services in place when certain of the transaction agreements expire.

In connection with the Separation, we and the Former Parent entered into a separation agreement and various other agreements, including transition services agreements, a tax matters agreement and an employee matters agreement that expire on November 13, 2025. These agreements are discussed in greater detail in Note 1, Organization and Description of Business, in the notes to the consolidated financial statements in this Annual Report. Certain of these agreements provide for the performance of services by each company for the benefit of the other for a period of time after the Separation. We will rely on the Former Parent to satisfy its performance and payment obligations under these agreements. If the Former Parent is unable to satisfy its obligations under these agreements, including its indemnification obligations, we could incur operational difficulties or losses.

If we do not have in place our own systems and services, or if we do not have agreements with other providers of these services when the transaction or transitional agreements terminate, we may not be able to operate our business effectively and our profitability may decline. We have established our own, or engaged third parties to provide, systems and services to replace many of the systems and services the Former Parent currently provides or previously provided to us, but these new systems and services may not work as well, or we may not be successful in effectively or efficiently implementing these systems and services or in transitioning data from the Former Parent’s systems to our systems. These systems and services may also be more expensive or less efficient than the systems and services the Former Parent is expected to provide during the transition period.

In connection with the separation, we have assumed and agreed to indemnify the Former Parent for certain liabilities. If we are required to make payments pursuant to these indemnities to the Former Parent, we may need to divert cash to meet those obligations and our financial results could be harmed.

Pursuant to the separation agreement and certain other agreements we entered into with the Former Parent, we have assumed and agreed to indemnify the Former Parent for certain liabilities for uncapped amounts, which may include, among other items, associated defense costs, settlement amounts and judgments, as discussed further in Note 1, Organization and Description of Business, in the notes to the consolidated financial statements in this Annual Report. Payments pursuant to these indemnities may be significant and could harm our business, particularly indemnities relating to our actions that could impact the tax-free nature of the Separation and the Distribution and certain related transactions. Third parties could also seek to hold us responsible for liabilities of the Former Parent’s business. The Former Parent has agreed to indemnify us for liabilities of the Former Parent’s business, but such indemnity from the Former Parent may not be sufficient to protect us against the full amount of such liabilities, and the Former Parent may not fully satisfy its indemnification obligations. Moreover, even if we ultimately succeed in recovering from the Former Parent any amounts for which we are held liable, we may be temporarily required to bear these losses ourselves. In addition, pursuant to the separation agreement and certain other agreements we entered into with the Former Parent, we have agreed to undertake certain obligations for the benefit of the Former Parent and its former employees who became employees of ours following the Separation. If we fail to comply with such obligations, we may be liable to the Former Parent. Each of these risks could harm our business, prospects, financial condition and results of operations.

The Separation may impede our ability to attract and retain key personnel, which could materially harm our business.

Our success will depend in large part upon the leadership and performance of our management team and other key employees. Operating as an independent company demands a significant amount of time and effort from our management and other employees and may give rise to increased employee turnover. If we lose the services of members of our management team or other key employees, we may not be able to successfully manage our business or achieve our business objectives. We will need to continue to attract and retain qualified key personnel in a highly competitive environment. Our ability to attract, recruit and retain such talent will depend on a number of factors, including the hiring practices of our competitors, the performance of our development programs, our compensation and benefits, work location and work environment and economic conditions affecting our industry generally. If we cannot effectively hire and retain qualified employees, our business, prospects, financial condition and results of operations could suffer.

Risks Related to Tax Matters

If the Separation and the Distribution from the Former Parent, in relevant part and together with certain related transactions, do not qualify as transactions that are tax-free for U.S. federal income tax purposes, certain U.S. subsidiaries of the Former Parent and the Former Parent’s shareholders could be subject to significant tax liabilities, and we could be required to indemnify the Former Parent or its subsidiaries for material taxes pursuant to indemnification obligations under the tax matters agreement which we entered into with the Former Parent in connection with the Separation.

It was a condition to the Distribution that the Former Parent receive a private letter ruling from the Internal Revenue Service (the “IRS”) and an opinion from Goodwin Procter LLP, together confirming that the Separation and the Distribution, in relevant part and together with certain related transactions, subject to certain caveats, are tax-free for U.S. federal income tax purposes under Sections 355 and 368(a)(1)(D) of the Internal Revenue Code of 1986, as amended (the “Code”), except for cash received in lieu of fractional ordinary shares. The Former Parent has received a favorable private letter ruling from the IRS addressing the qualification of the Distribution under Section 355 of the Code. However, the private letter ruling does not address all of the issues that are relevant to determining whether the Separation and the Distribution, in relevant part and together with certain related transactions, qualify as transactions that are tax-free for U.S. federal income tax purposes. The IRS private letter ruling and the opinion of Goodwin Proctor LLP are based, among other things, on various facts and assumptions, as well as certain representations, statements and undertakings from the Former Parent and us (including those relating to the past and future conduct of the Former Parent and us) and are subject to certain caveats. If any of these facts, assumptions, representations, statements or undertakings is, or becomes, inaccurate or incomplete, or if we or the Former Parent breach any of our respective covenants relating to the Separation, the IRS private letter ruling and any tax opinion may be invalid. Accordingly, notwithstanding receipt of the IRS private letter ruling and an opinion of Goodwin Procter LLP, the IRS could determine that the Separation and the Distribution, in relevant part and together with certain related transactions, should be treated as taxable transactions for U.S. federal income tax purposes if it determines that any of the facts, assumptions, representations, statements or undertakings that were included in the request for such IRS private letter ruling or on which any such opinion was based are false or have been violated. In addition, an opinion of Goodwin Procter LLP represents the judgment of Goodwin Procter LLP, which is not binding on the IRS or any court. Accordingly, notwithstanding receipt by the Former Parent of the tax opinion and the IRS private letter ruling referred to above, the IRS could assert that the Separation and the Distribution and certain related transactions do not qualify for tax-free treatment for U.S. federal income tax purposes.

If the Separation and the Distribution, in relevant part and together with certain related transactions, fail to qualify as transactions that are tax-free under Sections 355 and 368(a)(1)(D) of the Code, in general, for U.S. federal income tax purposes, certain U.S. subsidiaries of the Former Parent would recognize taxable gain and the Former Parent’s shareholders who received our ordinary shares in the Distribution would be subject to tax as if they had received a taxable distribution equal to the fair market value of such shares.

In connection with the Distribution, we and the Former Parent entered into a tax matters agreement pursuant to which we are responsible for certain liabilities and obligations following the Distribution. In general, under the terms of the tax matters agreement, if the Separation and the Distribution, in relevant part and together with certain related transactions, fail to qualify as transactions that are tax-free, for U.S. federal income tax purposes, under Sections 355 and 368(a)(1)(D) of the Code, and if and to the extent that such failure results from certain actions, omissions or failures to act by the Former Parent, including a prohibited change of control in the Former Parent under Section 355(e) of the Code or an acquisition of the Former Parent’s shares or assets, then the Former Parent will bear any resulting taxes, interest, penalties and other costs. If and to the extent that such failure results from certain actions, omissions or failures to act by us, including a prohibited change of control in Mural under Section 355(e) of the Code or an acquisition of our shares or assets, then we will indemnify the Former Parent for any resulting taxes, interest, penalties and other costs. If such failure does not result from a prohibited change of control in the Former Parent or Mural under Section 355(e) of the Code and both we and the Former Parent are responsible for such failure, liability will be shared according to relative fault. If neither we nor the Former Parent is responsible for such failure, the Former Parent will bear any resulting taxes, interest, penalties and other costs. Our indemnification obligations to the Former Parent under the tax matters agreement are not limited in amount or subject to any cap. If we are required to pay any taxes or indemnify the Former Parent and its subsidiaries and their respective officers and directors under the circumstances set forth in the tax matters agreement, we may be subject to substantial liabilities.

We may not be able to engage in attractive strategic or capital-raising transactions following the Separation.

To preserve the tax-free treatment of the Separation and the Distribution for U.S. federal income tax purposes, for the four-year period beginning two years before and ending two years after the Distribution, we are prohibited under the tax matters agreement, except in specific circumstances, from certain actions, including: (i) entering into or approving any transaction involving the acquisition of outstanding or newly issued Mural equity that, when combined with other non-excepted changes in ownership of our ordinary shares, results in a change in ownership of more than a specified percentage; (ii) liquidating or partially liquidating, or merging or consolidating (unless we are the survivor); (iii) making or changing any entity classification election; (iv) ceasing to be engaged in an active trade or business, or selling, transferring or disposing of more than a specified percentage of the assets of any active trade or business or reducing the number of full-time employees engaged in any active trade or business by more than a specified percentage; (v) amending any of our organizational documents or taking any action affecting the voting rights of our ordinary shares; (vi) redeeming or otherwise repurchasing any of our outstanding shares or options; or (vii) taking or failing to take any other action that would prevent the Separation and the Distribution, in relevant part and together with certain related transactions, from qualifying as transactions that are tax-free for U.S. federal income tax purposes under Sections 355 and 368(a)(1)(D) of the Code, except for cash received in lieu of fractional ordinary shares. These restrictions may limit for a period of time our ability to pursue certain strategic transactions, equity issuances or repurchases or other transactions that we may believe to be in the best interests of our shareholders or that might increase the value of our business. For more information, see Note 1, Organization and Description of Business, in the notes to the consolidated financial statements in this Annual Report.

If we are a passive foreign investment company, there could be material adverse U.S. federal income tax consequences to U.S. holders.

Under the Code, we will be a passive foreign investment company (a “PFIC”) for any taxable year in which (1) 75% or more of our gross income consists of passive income or (2) 50% or more of the average quarterly value of our assets consists of assets that produce, or are held for the production of, passive income. For purposes of these tests, passive income includes dividends, interest, gains from the sale or exchange of investment property and certain rents and royalties. In addition, for purposes of the above calculations, a non-U.S. corporation that directly or indirectly owns at least 25% by value of the shares of another corporation is treated as holding and receiving directly its proportionate share of assets and income of such corporation. If we are a PFIC for any taxable year during which a U.S. holder holds our ordinary shares, the U.S. holder may be subject to material adverse tax consequences regardless of whether we continue to qualify as a PFIC, including ineligibility for any preferred tax rates on capital gains or on actual or deemed dividends, interest charges on certain taxes treated as deferred and additional reporting requirements.

We believe that we will be treated as a PFIC for U.S. federal income tax purposes for the year covered by this Annual Report but it is uncertain whether we or any of our subsidiaries will be treated as a PFIC for any subsequent tax year. The determination of whether we are a PFIC is a fact-intensive determination made on an annual basis applying principles and methodologies that in some circumstances are unclear and subject to varying interpretation. Under the income test described above, our status as a PFIC depends on the composition of our income which will depend on the transactions we enter into in the future and our corporate structure. The composition of our income and assets is also affected by the spending of the cash we raise in any offering and the cash we currently have on our balance sheet. As we believe that we will be treated as a PFIC for the 2024 tax year, certain elections may be desired, as discussed herein, after consultation with your personal tax advisor or tax professional. Because PFIC status is based on our income, assets, and activities for the entire taxable year, we cannot make a final determination at this time as to whether we will be a PFIC for the current taxable year and our PFIC status may change from year to year.

In certain circumstances, a U.S. holder of shares in a PFIC may alleviate some of the adverse tax consequences described above by making either a “qualified electing fund” election under Section 1295 of the Code (a “QEF Election”) or a mark-to-market election (if our ordinary shares constitute “marketable” securities under the Code). However, a U.S. holder may make a QEF Election with respect to our ordinary shares only if we agree to furnish such U.S. holder annually with required information. If we determine we are a PFIC for any taxable year, upon written request by a U.S. Holder, we will endeavor to provide to a U.S. Holder such information as the IRS may require in order to enable the U.S. Holder to make and maintain a QEF Election, but there can be no assurance that we will timely provide such required information. There is also no assurance that we will have timely knowledge of our status as a PFIC in the future or of the required information to be provided.

We urge U.S. holders to consult their tax advisors regarding the possible application of the PFIC rules, elections, and consequences of our status as a PFIC for the 2024 tax year and in the event we are treated as a PFIC in any future tax year.

Risks Related to Ownership of Our Ordinary Shares

We are an “emerging growth company” and a “smaller reporting company” and the reduced disclosure requirements applicable to emerging growth companies and smaller reporting companies may make our ordinary shares less attractive to investors.

We qualify as an “emerging growth company”, as defined in the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”). We may remain an emerging growth company until December 31, 2028, although if the market value of our ordinary shares that is held by non-affiliates exceeds $700.0 million as of any June 30 before that time or if we have annual gross revenues of $1.235 billion or more in any fiscal year, we would cease to be an emerging growth company as of December 31 of the applicable year. We also would cease to be an emerging growth company if we issue more than $1.0 billion of non-convertible debt over a three-year period. For so long as we remain an emerging growth company, we are permitted and intend to rely on exemptions from certain disclosure requirements that are applicable to other public companies that are not emerging growth companies. These exemptions include:

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being permitted to provide only two years of audited financial statements, in addition to any required unaudited interim financial statements, with correspondingly reduced “Management’s Discussion and Analysis of Financial Condition and Results of Operations” disclosure;

•	not being required to comply with the auditor attestation requirements in the assessment of our internal control over financial reporting;

•	reduced disclosure obligations regarding executive compensation; and

•	exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and shareholder approval of any golden parachute payments not previously approved.

Even after we no longer qualify as an emerging growth company, we may continue to qualify as a smaller reporting company, which would allow us to take advantage of many of the same exemptions from disclosure requirements, including reduced disclosure obligations regarding executive compensation. In addition, if we are a smaller reporting company with less than $100 million in annual revenue, we would not be required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act.

We cannot predict whether investors will find our ordinary shares less attractive if we rely on these exemptions. If some investors find our ordinary shares less attractive as a result, there may be a less active trading market for our ordinary shares and our share price may be more volatile.

In addition, the JOBS Act permits an emerging growth company to take advantage of an extended transition period to comply with new or revised accounting standards applicable to public companies until those standards would otherwise apply to private companies. We have elected not to “opt out” of the exemption for the delayed adoption of certain accounting standards, and therefore, we will adopt new or revised accounting standards at the time private companies adopt the new or revised accounting standards and will do so until such time that we either (i) irrevocably elect to “opt out” of such extended transition period or (ii) no longer qualify as an emerging growth company. As a result of this election, our consolidated financial statements may not be comparable to those of other public companies that comply with new or revised accounting pronouncements as of public company effective dates. We may choose to early adopt any new or revised accounting standards whenever such early adoption is permitted for private companies.

The price of our ordinary shares could be subject to volatility related or unrelated to our operations.

Our share price is volatile. The stock market in general and the market for biotechnology and pharmaceutical companies in particular have experienced extreme volatility that has often been unrelated to the operating performance of particular companies. As a result of this volatility, investors may not be able to sell their ordinary shares at an attractive price or at all. The market price for our ordinary shares may be influenced by many factors, including:

•	adverse results from preclinical studies or clinical trials of our product candidates or our competitors’ product candidates or products;

•	the commencement, enrollment, completion or results of any ongoing or future clinical trials we may conduct, or changes in the development status of our product candidates;

•	adverse results from, delays in initiating or completing, or termination of clinical trials;

•	unanticipated safety concerns related to the use of our product candidates;

•	adverse regulatory decisions, including failure by us or one of our competitors to receive regulatory approval of product candidates;

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any delay in our regulatory filings for our product candidates and any adverse development or perceived adverse development with respect to the applicable regulatory authority’s review of such filings, including without limitation the FDA’s issuance of a “refusal to file” letter or a request for additional information;

•	lower than expected market acceptance of our or our competitors’ products following approval for commercialization;

•	adverse developments concerning our manufacturers;

•	our inability to obtain adequate product supply for any approved product or inability to do so at acceptable prices;

•	introduction of new products or services by our competitors;

•	changes in financial estimates by us or by any securities analysts who might cover our shares;

•	conditions or trends in our industry;

•	our cash position;

•	sales of our ordinary shares by us or our shareholders in the future;

•	adoption of new accounting standards;

•	ineffectiveness of our internal controls;

•	changes in the market valuations of similar companies;

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stock market price and volume fluctuations of comparable companies and, in particular, those that operate in the biotechnology and pharmaceutical industry and those developing immuno-oncology products;

•	publication of research reports or other media articles about us or our industry or positive or negative recommendations or withdrawal of research coverage by securities analysts;

•	announcements by us or our competitors of significant acquisitions, strategic partnerships or divestitures;

•	announcements of investigations or regulatory scrutiny of our operations or lawsuits that may be filed against us;

•	investors’ general perception of our company and the reputation of our business;

•	recruitment or departure of key personnel;

•	overall performance of the equity markets;

•	trading volume of our ordinary shares;

•	disputes or other developments relating to proprietary rights, including patents, litigation matters and our ability to obtain patent protection for our technologies and product candidates;

•	significant lawsuits, including patent or shareholder litigation;

•	proposed changes to healthcare laws or pharmaceutical pricing in the U.S. or non-U.S. jurisdictions, or speculation regarding such changes;

•	general political and economic conditions, including disruptions in the banking industry; and

•	other events or factors, many of which are beyond our control.

In addition, in the past, shareholders have initiated class action lawsuits against pharmaceutical and biotechnology companies following periods of volatility in the market prices of these companies’ shares. This risk is especially relevant for us because biopharmaceutical companies have experienced significant share price volatility in recent years. Such litigation, if instituted against us, could cause us to incur substantial costs and divert management’s attention and resources from our business.

If securities or industry analysts do not publish research or reports about our company, or if they issue unfavorable or inaccurate research regarding our business, our share price and trading volume could decline.

The trading market for our ordinary shares relies, in part, on the research and reports that securities or industry analysts publish about us or our business. We do not have any control over these analysts or their research. There can be no assurance that analysts will begin to cover us. There is also no assurance that any covering analysts will provide favorable coverage, and unfavorable coverage, or lack of favorable coverage, could cause our share price and trading volume to decline.

Future sales and issuances of our ordinary shares or rights to purchase ordinary shares, including pursuant to our equity incentive plans, could result in additional dilution of the percentage ownership of our shareholders and could cause our share price to fall.

We expect that significant additional capital will be needed in the future to continue our planned operations. To the extent we raise additional capital by issuing equity securities, our shareholders may experience substantial dilution. We may sell ordinary shares, convertible securities or other equity securities in one or more transactions at prices and in the manner we determine from time to time. If we sell ordinary shares, convertible securities or other equity securities in one or more transaction(s), investors may be materially diluted by subsequent sales. These sales may also result in material dilution to our existing shareholders, and new investors could gain rights superior to our existing shareholders.

We have adopted an equity incentive plan pursuant to which we may grant stock options, restricted stock unit awards and other equity-based awards to our employees, directors and consultants. Any increase in the number of shares outstanding as a result of the exercise of outstanding options or the vesting or settlement of outstanding equity awards will cause our shareholders to experience additional dilution, which could cause our share price to fall.

Our business could be negatively affected as a result of the actions of activist shareholders.

Proxy contests and other actions by activist shareholders have been waged against many companies in the biopharmaceutical industry over the last few years. If faced with a proxy contest or other activist shareholder action, we may not be able to respond successfully to the contest or action, which could be disruptive to our business. Even if we are successful, our business could be adversely affected by any proxy contest or activist shareholder action involving us because:

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responding to proxy contests and other actions by activist shareholders can be costly and time-consuming, can disrupt operations and divert the attention of management and employees, and can lead to uncertainty;

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perceived uncertainties as to future direction may result in the loss of potential acquisitions, collaborations or licensing opportunities, and may make it more difficult to attract and retain qualified personnel and business partners; and

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if individuals are elected to our board of directors with a specific agenda, it may adversely affect our ability to effectively implement our strategic plan in a timely manner and create additional value for our shareholders.

These actions could cause the market price of our ordinary shares to experience periods of volatility.

We do not intend to pay dividends on our ordinary shares so any returns will be limited to the value of our shares.

We currently anticipate that we will retain future earnings for the development, operation and expansion of our business and do not anticipate declaring or paying any cash dividends for the foreseeable future. Any determination to pay dividends in the future will be at the sole discretion of our board of directors. In addition, the terms of any future debt agreements that we may enter into may preclude us from paying dividends. Any return to our shareholders will therefore likely be limited in the foreseeable future to the appreciation of their shares.

If we fail to maintain an effective system of internal control over financial reporting, we may not be able to accurately report our financial results or prevent fraud. As a result, shareholders could lose confidence in our financial and other public reporting, which would harm our business and the trading price of our ordinary shares.

We are subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Sarbanes-Oxley Act, and the rules and regulations of Nasdaq. Our financial results historically were included within the consolidated results of the Former Parent, and prior to the Separation, we were not directly subject to reporting and other requirements of the Exchange Act and Section 404 of the Sarbanes-Oxley Act. For so long as we remain an emerging growth company, we will be exempt from Section 404(b) of the Sarbanes-Oxley Act, which requires auditor attestation to the effectiveness of internal control over financial reporting. We cannot predict if investors will find our ordinary shares less attractive because we may rely on the exemptions available to us as an emerging growth company. If some investors find our ordinary shares less attractive as a result, there may be a less active trading market for our ordinary shares and our share price may be more volatile.

We are subject to Section 404(a) of the Sarbanes-Oxley Act requiring annual management assessment of the effectiveness of our internal control over financial reporting and, as of the expiration of our emerging growth company status, we will be broadly subject to enhanced reporting and other requirements under the Exchange Act and Sarbanes-Oxley Act. These and other obligations will place significant demands on our management, administrative and operational resources, including accounting and information technology resources. To comply with these requirements, we anticipate that we will need to further upgrade our systems, including duplicating computer hardware infrastructure, implement additional financial and management controls, reporting systems and procedures and hire additional accounting, finance and information technology staff. Our management and other personnel will need to devote a substantial amount of time to these compliance initiatives. Moreover, these rules and regulations will increase our legal and financial compliance costs and will make some activities more time-consuming and costlier. If we are unable to do this in a timely and effective fashion, our ability to comply with our financial reporting requirements and other rules that apply to reporting companies could be impaired and our business, prospects, financial condition and results of operations could be harmed.

We may discover weaknesses in our system of internal financial and accounting controls and procedures that could result in a material misstatement of our financial statements. Our internal control over financial reporting will not prevent or detect all errors and all fraud. A control system, no matter how well designed and operated, can provide only reasonable, not absolute, assurance that the control system’s objectives will be met. Because of the inherent limitations in all control systems, no evaluation of controls can provide absolute assurance that misstatements due to error or fraud will not occur or that all control issues and instances of fraud will be detected.

If we are not able to comply with the requirements of Section 404 of the Sarbanes-Oxley Act in a timely manner, or if we are unable to maintain proper and effective internal control over financial reporting, we may not be able to produce timely and accurate financial statements. If that were to happen, our investors could lose confidence in our reported financial information, the market price of our shares could decline, and we could be subject to sanctions or investigations by the SEC or other regulatory authorities.

An active trading market for our ordinary shares may not develop or be sustained and our shareholders may not be able to resell our ordinary shares that they hold.

Prior to the Distribution, there was no public market for our ordinary shares. We cannot predict the extent to which an active market for our ordinary shares will be sustained, or how the development of such a market might affect the market price for our ordinary shares. As a result, it may be difficult for our shareholders to sell their ordinary shares at an attractive price or at all.

We have incurred and will continue to incur increased costs, as compared to prior to the Separation, as a result of operating as a public company, and our management has devoted and will continue to be required to devote substantial time to new compliance initiatives and corporate governance practices.

As a public company, we incur significant legal, accounting and other expenses. The Sarbanes-Oxley Act, Dodd-Frank, Nasdaq listing requirements, and other applicable securities rules and regulations impose various requirements on public companies, including establishment and maintenance of effective disclosure and financial controls and corporate governance practices. Our management and other personnel will need to devote a substantial amount of time to these compliance initiatives. Moreover, these rules and regulations will increase our legal and financial compliance costs, particularly as we hire additional financial and accounting employees to meet public company internal control and financial reporting requirements and will make some activities more time-consuming and costly.

We are evaluating these rules and regulations and cannot predict or estimate the amount of additional costs we may incur or the timing of such costs. These rules and regulations are often subject to varying interpretations, in many cases due to their lack of specificity, and, as a result, their application in practice may evolve over time as new guidance is provided by regulatory and governing bodies. This could result in continuing uncertainty regarding compliance matters and higher costs necessitated by ongoing revisions to disclosure and governance practices. We intend to invest resources to comply with evolving laws, regulations and standards, and this investment may result in increased general and administrative expenses and a diversion of management’s time and attention from revenue-generating activities to compliance activities. If, notwithstanding our efforts to comply with new laws, regulations and standards, we fail to comply, regulatory authorities may initiate legal proceedings against us and our business may be materially adversely affected.

Pursuant to Section 404, we are required to furnish a report by our management on our internal control over financial reporting. However, while we remain an emerging growth company or a smaller reporting company with less than $100 million in annual revenue, we will not be required to include an attestation report on internal control over financial reporting issued by our independent registered public accounting firm. To achieve compliance with Section 404 within the prescribed period, we are engaged in a process to document and evaluate our internal control over financial reporting, which is both costly and challenging. In this regard, we will need to continue to dedicate internal resources, including through hiring additional financial and accounting personnel, potentially engage outside consultants and adopt a detailed work plan to assess and document the adequacy of internal control over financial reporting, continue steps to improve control processes as appropriate, validate through testing that controls are functioning as documented and implement a continuous reporting and improvement process for internal control over financial reporting. Despite our efforts, there is a risk that we will not be able to conclude, within the prescribed timeframe or at all, that our internal control over financial reporting is effective as required by Section 404. If we identify one or more material weaknesses in our internal control over financial reporting, it could result in an adverse reaction in the financial markets due to a loss of confidence in the reliability of our financial statements.

Our disclosure controls and procedures may not prevent or detect all errors or acts of fraud.

As a public company, we are subject to certain reporting requirements of the Exchange Act. Our disclosure controls and procedures are designed to reasonably assure that information required to be disclosed by us in reports we file or submit under the Exchange Act is accumulated and communicated to management, recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC. We believe that any disclosure controls and procedures or internal control over financial reporting, no matter how well conceived and operated, can provide only reasonable, not absolute, assurance that the objectives of the control system are met. These inherent limitations include the realities that judgments in decision-making can be faulty, and that breakdowns can occur because of simple error or mistake. Additionally, controls can be circumvented by the individual acts of some persons, by collusion of two or more people or by an unauthorized override of the controls. Accordingly, because of the inherent limitations in our control system, misstatements or insufficient disclosures due to error or fraud may occur and not be detected.

We may engage in strategic transactions that could impact our liquidity, increase our expenses and present significant distractions to our management.

From time to time, we may consider strategic transactions, such as acquisitions of companies, asset purchases and out-licensing or in-licensing of intellectual property, products or technologies. Additional potential transactions that we may consider in the future include a variety of business arrangements, including spin-offs, strategic partnerships, joint ventures, restructurings, divestitures, business combinations and investments. Any future transactions could increase our near and long-term expenditures, result in potentially dilutive issuances of our equity securities, including our ordinary shares, or the incurrence of debt, contingent liabilities, amortization expenses or acquired in-process research and development expenses, any of which could affect our financial condition, liquidity and results of operations. Future acquisitions may also require us to obtain additional financing, which may not be available on favorable terms or at all. These transactions may not be successful and may require significant time and attention of management. In addition, the integration of any business that we may acquire in the future may disrupt our existing business and may be a complex, risky and costly endeavor for which we may never realize any or all potential benefits of the acquisition. Accordingly, although there can be no assurance that we will undertake or successfully complete any additional transactions of the nature described above, any additional transactions that we do complete could have a material adverse effect on our business, results of operations, financial condition and prospects.

Furthermore, for the four-year period beginning two years before and ending two years after the Distribution, we are restricted from entering into certain transactions pursuant to the tax matters agreement. For more information, see Note 1, Organization and Description of Business, in the notes to the consolidated financial statements in this Annual Report.

Risks Related to Our Jurisdiction of Incorporation in Ireland

Irish law differs from the laws in effect in the U.S. and might afford less protection to the holders of our securities, and any actual or potential takeover offer for us will be subject to the Irish Takeover Rules.

Holders of our securities could have more difficulty protecting their interests than would the shareholders of a corporation incorporated in a jurisdiction of the U.S. As an Irish-incorporated company, we are governed by Irish law, including the Irish Companies Act 2014 and the Irish Takeover Rules, which differs in some significant, and possibly material, respects from provisions set forth in various U.S. state laws applicable to U.S. corporations and their shareholders, including provisions relating to interested directors, mergers and acquisitions, takeovers, shareholder lawsuits and indemnification of directors. The duties of directors and officers of an Irish company are generally owed to the company only. Therefore, under Irish law, shareholders of Irish companies do not generally have a right to commence a legal action against directors or officers and may only do so in limited circumstances. Directors of an Irish company must act with due care and skill, honestly and in good faith with a view to the best interests of the company. Directors must not put themselves in a position in which their duties to the company and their personal interests conflict and must disclose any personal interest in any contract or arrangement with the company or any of our subsidiaries. A director or officer can be held personally liable to the company in respect of a breach of duty to the company.

In addition, our Constitution provides that the Irish courts have exclusive jurisdiction to determine any and all derivative actions in which a holder of our ordinary shares asserts a claim in the name of the company, actions asserting a claim of breach of a fiduciary duty of any of the company’s directors and actions asserting a claim arising pursuant to any provision of Irish law or our Constitution. Under Irish law, the proper claimant for wrongs committed against a company, including by the company’s directors, is considered to be the company itself. Irish law permits a shareholder to initiate a lawsuit on behalf of a company such as us only in limited circumstances and requires court permission to do so, meaning there is limited ability for any potential shareholder to bring a claim directly to the Irish courts and the requirement for court permission may discourage potential shareholders from bringing a claim.

Our Constitution, however, also provides that unless we consent in writing to the selection of an alternative forum, the U.S. federal district courts of the U.S. shall be the sole and exclusive forum for resolving any dispute asserting a cause of action arising under the Securities Act of 1933, as amended (the “Securities Act”), and the Exchange Act, or the respective rules and regulations promulgated thereunder. However, there is some uncertainty as to whether a court would enforce such a provision and, in any event, our shareholders will not be deemed to have waived our compliance with U.S. federal securities laws and the rules and regulations thereunder. Additionally, Section 22 of the Securities Act creates concurrent jurisdiction for U.S. federal and state courts over all suits brought to enforce any duty or liability created by the Securities Act or the rules and regulations thereunder. These provisions may limit, or increase the difficulty of, shareholders’ ability to bring a claim in a judicial forum that they find favorable for disputes with us or our directors and officers under the Securities Act and Exchange Act or may result in increased costs to bring a claim.

It may not be possible to enforce court judgments obtained in the U.S. against us in Ireland based on the civil liability provisions of U.S. federal or U.S. state securities laws. In addition, there is some uncertainty as to whether the courts of Ireland would recognize or enforce judgments of U.S. courts obtained against us or our directors or officers based on the civil liabilities provisions of U.S. federal or U.S. state securities laws or hear actions against us or those persons based on those laws. We have been advised that the U.S. currently does not have a treaty with Ireland providing for the reciprocal recognition and enforcement of judgments in civil and commercial matters. Therefore, a final judgment for the payment of money rendered by any U.S. federal or U.S. state court based on civil liability, whether or not based solely on U.S. federal or U.S. state securities laws, would not automatically be enforceable in Ireland.

In addition, any actual or potential takeover offer for our company will be subject to the Irish Takeover Rules. Under the Irish Takeover Rules, during the course of an offer or at any earlier time during which our board of directors has reason to believe that an offer for our company may be imminent, our board of directors will not be permitted to take any action, other than seeking alternative offers, which might frustrate the making of an offer for our ordinary shares unless we obtain approval from our shareholders or from the Irish Takeover Panel for such action. Potentially frustrating actions that are prohibited during the course of an offer, or at any earlier time during which our board of directors has reason to believe an offer is or may be imminent, include (i) the issuance of shares, options or convertible securities or the redemption or purchase of own shares, (ii) material acquisitions or disposals, (iii) entering into contracts other than in the ordinary course of business or (iv) any action, other than seeking alternative offers, which may result in frustration of an offer. Accordingly, if these restrictions become applicable to us, we may be unable to take, or may be delayed in taking, certain actions, in connection with a financing, commercial or strategic transaction or otherwise, that we believe are in the best interest of the company.

Transfers of our ordinary shares may be subject to Irish stamp duty.

Transfers of our ordinary shares effected by means of the transfer of book entry interests in the Depository Trust Company (“DTC”) will not be subject to Irish stamp duty. However, if you hold your ordinary shares directly, rather than beneficially through DTC, any transfer of your ordinary shares could be subject to Irish stamp duty (currently at the rate of 1% of the higher of the price paid or the market value of the shares acquired). Payment of Irish stamp duty is generally a legal obligation of the transferee.

We may, in our absolute discretion, pay (or cause one of our affiliates to pay) any stamp duty. Our Constitution provides that, in the event of any such payment, we (i) may seek reimbursement from the buyer, (ii) will have a lien against the shares acquired by such buyer and any dividends paid on such shares and (iii) may set-off the amount of the stamp duty against future dividends on such shares.

Our ability to obtain financing may be limited by the terms of our future financing arrangements and the provisions of Irish law.

Restrictions in future financing arrangements and mandatory provisions of Irish law may adversely affect our ability to obtain financing. Future debt agreements or other financing arrangements may include covenants that limit our ability to engage in specified transactions, including prohibiting us from incurring additional secured or unsecured debt, paying dividends or redeeming equity securities. In addition, Irish law requires that our directors must have specific authority from shareholders to allot and issue new shares generally, or to issue new shares for cash to new shareholders without offering such shares to existing shareholders pro-rata to their existing holdings (including, in each case, rights to subscribe for or otherwise acquire any shares), even where such shares form part of our authorized but unissued share capital. Irish law also provides that, in the event of an actual or potential takeover offer being made for us, various actions, including issuing shares, options or convertible securities, material acquisitions or disposals, entering into contracts other than in the ordinary course of business or any action, other than seeking alternative offers, may be prohibited unless approved by our shareholders or the Irish Takeover Panel. These restrictions may prevent or delay us from taking actions that we believe are in our best interest or from obtaining financing on favorable terms, in adequate amounts or at all, which may adversely impact our results of operations and financial condition.

There is no guarantee that we will seek or be able to create the distributable reserves needed to pay dividends.

While we currently do not intend for the foreseeable future to pay dividends, we may determine to pay dividends in the future, subject to applicable law. Under Irish law, dividends must be paid (and share repurchases must generally be funded) out of “distributable reserves,” which we do not have. However, we do have a significant amount of share premium. To create “distributable reserves,” we would need to undertake an Irish legal process pursuant to which we will convert up to our entire share premium account to “distributable reserves.” This process would require the approval of the High Court of Ireland and the approval of our shareholders. Although we do not currently plan to seek to create distributable reserves, if we later determine to do so, there can be no assurance that the High Court of Ireland would approve the creation of distributable reserves, as the issuance of the required order is a matter for the discretion of the High Court of Ireland, or that our shareholders would approve the creation of distributable reserves in the manner required. In the event that “distributable reserves” are not created, no distributions by way of dividends, share repurchases or otherwise will be permitted under Irish law until such time as we have created sufficient distributable reserves from our operating activities.

Irish law imposes restrictions on certain aspects of capital management.

Irish law allows our shareholders to pre-authorize shares to be issued by our board of directors without further shareholder approval for up to a maximum of five years. This authorization was contained in our Constitution at the time of the Distribution and will therefore lapse approximately five years after the Distribution unless renewed by shareholders and we cannot guarantee that such renewal will be approved. Additionally, subject to specified exceptions, including the opt-out that is included in our articles of association, Irish law grants statutory pre-emptive rights to existing shareholders to subscribe for new issuances of shares for cash. This opt-out also expires approximately five years after the Distribution unless renewed by further shareholder approval and we cannot guarantee that such renewal of the opt-out from pre-emptive rights will be approved. We cannot assure you that these Irish legal restrictions will not interfere with our capital management.

If a quorum is not present at a general meeting, decisions may be taken at an adjourned meeting by those shareholders in attendance, irrespective of their number.

Our Constitution provides that no business shall be transacted at any general meeting unless a quorum is present. Two or more shareholders present in person or by proxy holding not less than a majority of our issued and outstanding shares entitled to vote at the meeting in question constitute a quorum for such meeting. If a quorum is not present within an hour from the time appointed for the meeting, the meeting shall (i) if convened by the shareholders, be dissolved, and (ii) if otherwise convened, be adjourned for one week and held at the same time and place (or such other place as the board of directors determines). If a quorum is not present within an hour of the time appointed for the adjourned meeting, the shareholders present shall constitute a quorum.

Our Constitution provides that our board of directors or the chairperson of our board of directors may determine the manner in which the poll is to be taken at each meeting and the manner in which the votes are to be counted.

A poll in respect of the election of the chairperson or on a question of adjournment shall be taken immediately. A poll in respect of any other question shall be taken within 10 days from the date of the meeting at which the vote was taken, as the chairperson of the meeting directs. Any business other than that on which a poll has been demanded may proceed. No notice is required in respect of a poll not taken immediately. The result of the poll shall be deemed to be the resolution of the general meeting at which the poll was demanded. On a poll, a shareholder entitled to more than one vote need not use all their votes in the same way.

While there is no requirement for a poll to be conducted in writing under Irish law, it is standard practice that polling papers are provided by a company. The proxy form issued with notice of the general meeting may include the option to cast a vote on a poll. If supplied at the general meeting, polling papers are completed and put in a ballot box. The board of directors may also permit electronic or telephonic voting. If voting lists are used, generally three lists labeled “For,” “Against” and “Abstain” (or “Withheld”) are presented to the meeting and each shareholder signs the relevant list, and prints their name, whether they are voting as shareholder or proxy, and the number of votes cast.

General Risk Factors

Unfavorable global economic or political conditions could adversely affect our business, financial condition or results of operations.

Our results of operations could be adversely affected by general conditions in the global economy and in the global financial markets. For example, in 2008, the global financial crisis caused extreme volatility and disruptions in the capital and credit markets, and, in recent years, the COVID-19 pandemic has caused significant volatility and uncertainty in the U.S. and international markets. In addition, the current military conflicts between Russia and Ukraine and in the Middle East could disrupt or otherwise adversely impact our operations and those of third parties upon which we rely. Related sanctions, export controls or other actions that may be initiated by nations including the U.S., the EU or Russia (e.g., potential cyberattacks, disruption of energy flows, etc.), which could adversely affect our business and/or our supply chain, our CROs, third-party manufacturers and other third parties with which we conduct business. A severe or prolonged economic downturn, global conflict or political unrest could result in a variety of risks to our business, including weakened demand for our product candidates and our ability to raise additional capital when needed on acceptable terms, if at all. A weak or declining economy could also strain our suppliers, possibly resulting in supply disruption, or cause our customers to delay making payments for our services. Any of the foregoing could harm our business and we cannot anticipate all of the ways in which the current economic climate and financial market conditions could adversely impact our business.

Changes in tax law could adversely affect our business and financial condition.

The rules dealing with U.S. federal, state, and local income taxation are constantly under review by persons involved in the legislative process and by the IRS and the U.S. Department of Treasury. Changes to tax laws

(which changes may have retroactive application) could adversely affect us or holders of our ordinary shares. In recent years, many such changes have been made and changes are likely to continue to occur in the future. It cannot be predicted whether, when, in what form or with what effective dates tax laws, regulations and rulings may be enacted, promulgated or issued, which could result in an increase in our or our shareholders’ tax liability or require changes in the manner in which we operate in order to minimize or mitigate any adverse effects of changes in tax law.

In addition, non-U.S. governments may enact tax laws in response to the changes in the rules dealing with U.S. federal, state and local income taxation or otherwise that could result in further changes to global taxation and materially affect our financial position and results of operations or holders of our ordinary shares. The uncertainty surrounding the effect of the reforms on our financial results and business or on holders of our ordinary shares could also weaken confidence among investors.

We have broad discretion regarding use of our cash, cash equivalents and marketable securities, and we may use them in ways that do not enhance our operating results or the market price of our ordinary shares.

Our management has broad discretion in the application of our cash, cash equivalents and marketable securities. We could utilize our cash, cash equivalents and marketable securities in ways our shareholders may not agree with or that do not yield a favorable return, if any, and our management might not apply our cash, cash equivalents and marketable securities in ways that ultimately increase the value of our shareholders’ investments. If we do not utilize our cash, cash equivalents and marketable securities in ways that enhance shareholder value, we may fail to achieve expected financial results, which could cause our share price to decline.

Item 1B.	Unresolved Staff Comments.

None.

Item 1C.	Cybersecurity.

Risk Management and Strategy

We have certain processes for assessing, identifying and managing cybersecurity risks, which are included in our overall risk management program and designed to protect employee and patient information from unauthorized access or attack, as well as secure our networks and systems. Cybersecurity risks are also periodically reevaluated in additional detail based on our experience and on external information regarding emerging risks. To protect our information systems from cybersecurity threats, we use various security tools, tracking procedures and investigational procedures to identify, investigate, and resolve potential security incidents in a timely manner. We also engage third-party vendors to assist with security management, incident detection and response.

We have adopted guidelines and processes, led by our information technology (“IT”) department, for preventing cybersecurity incidents and for assessing and responding to such incidents should they occur. These guidelines and processes, as well as our overall cybersecurity risk management, include consideration of cybersecurity threats associated with our use of third-party service providers. We also consider the internal risk oversight programs of our third-party service providers before engaging them in order to help protect us from any related vulnerabilities.

We do not believe that there are currently any known risks from cybersecurity threats that are reasonably likely to materially affect our company, including our business strategy, results of operations, or financial condition. We do not believe that cybersecurity threats resulting from any previous cybersecurity incidents of which we are aware are reasonably likely to materially affect our company.

In an effort to deter and detect cybersecurity threats, we periodically provide all employees with a cybersecurity training and compliance program, which covers timely and relevant topics and educates employees on the importance of reporting immediately. We also use technology-based tools to mitigate cybersecurity risks and to bolster employee-based cybersecurity programs.

Governance

Our management is responsible for day-to-day risk management, while the audit committee of our board of directors has responsibility for the oversight of risk management, including overseeing the management of our risks from cybersecurity threats.

Our Vice President, Information Technology (“VP IT”) is responsible for developing, implementing, and maintaining our processes and procedures for cybersecurity risk management and response. Our current VP IT has over thirty years of experience, which includes cybersecurity, information security, data protection, privacy, regulatory compliance and risk management within pharmaceutical and biotechnology companies. Any cybersecurity incidents are evaluated for potential impact and are reported, as appropriate to the severity, to our management, our Information Security Committee, our executive leadership and/or our board of directors. Our Information Security Committee, which is led by our VP IT and includes representatives from our IT, finance, and legal departments, meets regularly to review the incidence, impact assessment, and resolution of cybersecurity incidents, if any, and to assess evolving risks. Our Information Security Committee provides updates on cybersecurity incidents and responses and on cybersecurity risk management as needed and provides updates to executive leadership and to our Board of Directors.

Item 2.	Properties.

On November 13, 2023, Alkermes, Inc., a wholly-owned subsidiary of Alkermes, assigned to us an operating lease for approximately 180,000 square feet of corporate office space, administrative areas and laboratories located in Waltham, Massachusetts, which includes 34,000 square feet of laboratory space. The lease expires in 2026 and includes a tenant option to extend the term of the lease for an additional five-year period. On August 16, 2024 and on October 10, 2024, we entered into sub-leases pursuant to which we sub-leased to third parties a total of 38,644 square feet of this office space and a total of 6,429 square feet of this laboratory space. We believe our facilities are adequate and suitable for our current needs and that should it be needed, suitable additional or alternative space will be available to accommodate our operations.

Item 3.	Legal Proceedings.

We are not currently subject to any material legal proceedings.

Item 4.	Mine Safety Disclosures.

Not applicable.

PART II

Item 5.	Market for Registrant’s Common Equity, Related Stockholder Matters and Issuer Purchases of Equity Securities.

Market Information

Our ordinary shares have been listed on the Nasdaq Global Market under the symbol “MURA” since November 16, 2023. Prior to that date, there was no public market for our ordinary shares.

As of February 28, 2025, there were approximately 74 registered holders of our ordinary shares. This number does not include beneficial owners whose shares were held in “street name” by brokers and other nominees.

Dividends

We have never declared or paid any cash dividends on our ordinary shares and we do not intend to pay cash dividends in the foreseeable future. We currently expect to retain any future earnings to fund the operation and expansion of our business. Under Irish law, dividends and distributions (including by way of the payment of cash dividends or share repurchases) may be made only from profits available for distribution, or “distributable reserves” on our unconsolidated balance sheet prepared in accordance with the Irish Companies Act 2014. In addition, no distribution or dividend may be paid or made by us unless our net assets are equal to, or exceed, the aggregate of our share capital that has been paid up or that is payable in the future plus non-distributable reserves, and the distribution does not reduce our net assets below such aggregate. At this time, our unconsolidated balance sheet does not contain any distributable reserves and we do not have the ability to pay dividends (or make other forms of distributions) until we obtain approval of the High Court of Ireland to create distributable reserves or create distributable reserves as a result of the profitable operation of our business. At this time, we do not intend to seek approval to create distributable reserves, and therefore no distributions by way of dividends, share repurchases or otherwise will be permitted under Irish law until such time as we have created sufficient distributable reserves from our operating activities.

Securities Authorized for Issuance Under Equity Compensation Plans

The information required by this item is set forth in “Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” and is incorporated herein by reference.

Recent Sales of Unregistered Securities

None.

Issuer Purchases of Equity Securities

None.

Item 6.	[Reserved]

Item 7.	Management’s Discussion and Analysis of Financial Condition and Results of Operations.

The following discussion of our financial condition and results of operations should be read in conjunction with the accompanying consolidated financial statements and related notes included in this annual report on Form 10-K (the “Annual Report”). This discussion contains forward-looking statements that involve significant risks and uncertainties. As a result of many factors, including those set forth under “Risk Factors” appearing elsewhere in this report, our actual results may differ materially from those anticipated in these forward-looking statements. We caution readers not to place undue reliance on any forward-looking statements made by us, which speak only as of the date they are made. We disclaim any obligation, except as specifically required by law and the rules of the Securities and Exchange Commission (the “SEC”), to publicly update or revise any such statements to reflect any change in our expectations or in events, conditions or circumstances on which any such statements may be based, or that may affect the likelihood that actual results will differ from those set forth in the forward-looking statements.

Overview

We are a clinical-stage oncology company focused on discovering and developing immunotherapies that may meaningfully improve the lives of patients with cancer. By leveraging our core competencies in immune cell modulation and protein engineering, we have developed a portfolio of investigational cytokine therapies designed to address areas of unmet need for patients with a variety of cancers. Our lead product candidate, nemvaleukin alfa (“nemvaleukin”), is an investigational, engineered cytokine fusion protein that selectively binds to the intermediate-affinity interleukin-2 (“IL-2”) receptor. Nemvaleukin is designed to preferentially activate antitumor cytolytic effector natural killer (“NK”) cells and CD8+ T cells while minimizing the expansion of immunosuppressive T regulatory cells (“Tregs”). Additionally, it promotes the activation of memory CD8+ T cells, which may contribute to sustained functional antitumor immunity. In ARTISTRY-1, our clinical proof of concept study, nemvaleukin generated durable responses as a single agent and in combination with pembrolizumab across a range of tumor types. Nemvaleukin is currently in two potentially registrational trials, the ARTISTRY-6 (Cohort 2) trial for the treatment of mucosal melanoma as a monotherapy and the ARTISTRY-7 trial for the treatment of platinum-resistant ovarian cancer (“PROC”) in combination with pembrolizumab. We expect to report overall survival (“OS”) results for the interim analysis for our ARTISTRY-7 trial in PROC late in the first quarter or early in the second quarter of 2025 and topline results for Cohort 2 of our ARTISTRY-6 trial in mucosal melanoma in the second quarter of 2025. In addition to nemvaleukin, we are also developing engineered therapies targeting the interleukin-18 (“IL-18”) and interleukin-12 (“IL-12”) pathways, which have demonstrated therapeutic potential in third-party preclinical and clinical studies. We nominated product candidates for our IL-18 and IL-12 programs in 2024, and we are currently conducting investigational new drug (“IND”)-enabling studies for our IL-18 candidate.

The Separation

On November 2, 2022, Alkermes plc (the “Former Parent” or “Alkermes”) announced its intent, as approved by its board of directors, to explore the separation of its neuroscience business and oncology business (the “Separation”).

In connection with the Separation, on November 13, 2023, we entered into certain agreements with the Former Parent to provide a framework for our relationship with the Former Parent following the Separation. These agreements include:

•	a separation agreement,

•	a tax matters agreement;

•	an employee matters agreement;

•	a lease assumption agreement; and

•	transition services agreements.

The separation agreement sets forth our agreements with the Former Parent regarding the principal actions to be taken by us and the Former Parent in connection with the Separation, including those related to the distribution of our ordinary shares to the Former Parent’s shareholders (the “Distribution”). The separation agreement identifies the assets transferred to, liabilities assumed by and contracts assigned to us, including the lease for our primary office and laboratory space (the “Winter Street Lease”), as part of the Separation, and provides for when and how such transfers, assumptions and assignments occurred. Under the terms of the separation agreement, the Former Parent granted us a perpetual, worldwide, non-exclusive, royalty-free, fully paid-up license (or, as the case may be, sublicense) to any intellectual property controlled by the Former Parent as of the date of the Distribution, allowing us to use such intellectual property for the oncology business, and we granted the Former Parent a perpetual, worldwide, non-exclusive, royalty-free, fully paid-up license (or, as the case may be, sublicense) to intellectual property transferred to us as part of the Separation for the Former Parent’s use outside of the oncology business. Each of us and the Former Parent agreed to releases with respect to pre-Distribution claims, and cross-indemnities with respect to post-Distribution claims, that are principally designed to place financial responsibility for the obligations and liabilities allocated to us under the separation agreement with us, and financial responsibility for the obligations and liabilities allocated to the Former Parent under the separation agreement with the Former Parent.

The tax matters agreement governs our and the Former Parent’s respective rights, responsibilities, and obligations with respect to taxes (including taxes arising in the ordinary course of business and incurred as a result of any failure of the Distribution, together with certain related transactions, to qualify as tax-free for U.S. federal income tax purposes), tax attributes, the preparation and filing of tax returns, the control of audits and other tax proceedings, and assistance and cooperation in respect to tax matters.

The employee matters agreement, as amended in December 2023, governs our and the Former Parent’s rights, responsibilities, and obligations after the Separation with respect to employment, benefits and compensation matters relating to employees and former employees (and their respective dependents and beneficiaries) who are or were associated with the Former Parent, including those who became our employees in connection with the Separation. The employee matters agreement also specifies the allocation of assets and liabilities generally relating to employees, employment or service-related matters and employee benefit plans; other human resources, employment and employee benefits matters; and the treatment of equity-based awards granted by the Former Parent prior to the Separation to employees who became our employees in connection with the Separation.

Under the terms of the lease assumption agreement, we assumed all of the Former Parent’s obligations under the Winter Street Lease.

We and the Former Parent entered into two transition services agreements, pursuant to one of which the Former Parent and its subsidiaries agreed to provide, on an interim, transitional basis, various services to us, and the second of which we and our subsidiaries agreed to provide certain services to the Former Parent, in each case for a term of two years following the Separation, unless earlier terminated in accordance with the terms of the applicable agreement.

On November 14, 2023, in connection with the Separation, we received a cash contribution of $275.0 million from the Former Parent.

The Former Parent effected the Separation through the distribution of our ordinary shares to the Former Parent’s shareholders on November 15, 2023. As part of the Separation, on November 15, 2023, the Former Parent transferred the assets, liabilities and operations of the historical oncology business to us pursuant to the terms of a separation agreement, entered into between us and the Former Parent. Liabilities incurred prior to the Separation remained obligations of the Former Parent unless otherwise specified in the separation agreements or other agreements between us and the Former Parent. On the effective date of the Distribution, each Alkermes shareholder received one of our ordinary shares for every ten ordinary shares of Alkermes held as of the close of business on November 6, 2023, the record date for the Distribution. Registered shareholders received cash in lieu of any of our fractional ordinary shares that they would have received as a result of the application of the distribution ratio. As a result of the Separation and the Distribution, we operate as an independent, publicly traded company and commenced trading under the symbol “MURA” on the Nasdaq Global Market on November 16, 2023.

Our historical combined financial statements for the periods prior to the date of the Separation have been prepared on a standalone basis and are derived from the Former Parent’s consolidated financial statements and accounting records. Since the date of the Separation, we present our financial statements on a consolidated basis as a standalone publicly traded company.

Our consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the U.S. (“GAAP”), which contemplate our continuation as a going concern. See Note 2, Basis of Presentation and Summary of Significant Accounting Policies, in the notes to our consolidated financial statements in this Annual Report for additional information on the preparation and basis of presentation of our consolidated financial statements. Our financial position, results of operations and cash flows historically operated as part of the Former Parent’s financial position, results of operations and cash flows prior to and until the Distribution. The consolidated financial statements may not be indicative of our future performance and do not necessarily reflect what our results of operations, financial condition and cash flows would have been had we operated as a separate, publicly traded company during the periods prior to the Separation. Our operating structure and capitalization have changed as a result of the Separation, and we expect them to continue to change as we continue to establish operations as an independent company.

Going Concern

We have the responsibility to evaluate whether conditions and/or events raise substantial doubt about our ability to meet our future financial obligations as they become due within one year after the date that the financial statements are issued.

Since our inception, we have generated operating losses and negative cash flows from operations and expect to continue to incur operating losses and negative cash flows for the foreseeable future. To date, we have funded our operations and capital needs through the funding received from the Former Parent through the date of the Separation, including the cash contribution of $275.0 million received from the Former Parent in the fourth quarter of 2023, at the time of the Separation. We expect that, based on our current operating plans, our existing cash, cash equivalents, and marketable securities of $144.4 million will be sufficient to fund our current planned operations into the first quarter of 2026, which raises substantial doubt about our ability to continue as a going concern for at least twelve months from the date these financial statements are issued.

Our continued operations are dependent on our ability to raise additional funding, which may be through public or private equity financings, debt financings, collaborative arrangements, licensing arrangements or other sources. If we are unable to obtain additional funding when needed, we may be forced to significantly curtail, delay, or discontinue one or more of our planned research or development programs or be unable to expand or continue operations. There is no assurance that we will be successful in obtaining sufficient funding on terms acceptable to us, or at all, to fund continuing operations.

For the four-year period beginning two years before and ending two years after the Distribution, we are prohibited under the tax matters agreement with the Former Parent from taking or failing to take actions that would prevent the Separation and the Distribution, in relevant part and together with certain related transactions, from qualifying as transactions that are tax-free for U.S. federal income tax purposes under Sections 355 and 368(a)(1)(D) of the Internal Revenue Code of 1986, as amended (the “Code”), which may limit for a period of time our ability to pursue certain strategic transactions, equity issuances or repurchases or other transactions.

The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and satisfaction of liabilities in the ordinary course of business. The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or the amounts and classifications that may result from our possible inability to continue as a going concern.

Components of Results of Operations

Prior to the date of the Separation, our operations were managed in the normal course of business as part of the Former Parent. Accordingly, certain shared costs were allocated to us and reflected as expenses in the historical consolidated financial statements, as described in greater detail in the notes to the consolidated financial statements appearing elsewhere in this Annual Report. We considered the allocation methodologies used to be a reasonable and appropriate reflection of the historical Former Parent expenses attributable to us for purposes of the standalone financial statements. The expenses reflected in the historical consolidated financial statements may not be indicative of expenses that will be incurred by us in the future. The following discussion summarizes the key factors we believe are necessary for an understanding of our consolidated financial statements.

Revenue

Through December 31, 2024, we have not recognized any revenue and do not expect to generate substantial product revenue in the near future, if at all, as we do not currently have an approved product. If our development efforts for our product candidates are successful and result in marketing approval or if we enter into collaboration or license agreements with third parties, we may generate revenue in the future from product sales or payments from such collaboration or license agreements, or a combination of product sales and payments from such agreements.

Research and Development Expenses

Research and development (“R&D”) expenses are recognized as incurred, and payments made prior to the receipt of goods or services to be used in R&D are capitalized until the goods or services are received. Our R&D expenses include both external and internal expenses. External R&D expenses include fees for clinical and non-clinical activities performed by contract research organizations (“CROs”), consulting fees and costs related to laboratory services, the purchase of drug product materials and third-party manufacturing development activities. Internal R&D expenses include employee-related expenses, occupancy costs and depreciation.

The amounts set forth in the tables below are not necessarily predictive of future R&D expenses. In an effort to allocate our R&D spending most effectively, we continually evaluate our product candidates under development based on the performance of such product candidates in preclinical and/or clinical trials, our expectations regarding the likelihood of their regulatory approval and our view of their future potential commercial viability, among other factors. For more information regarding risks related to future R&D expenses, please see “Risk Factors—Risks Related to Discovery, Product Development and Regulatory Approval of Our Product Candidates” in this Annual Report.

General and Administrative Expenses

General and administrative (“G&A”) expenses consist primarily of salaries and related costs for personnel, including share-based compensation and travel expenses for employees in executive, operational, finance, legal, business development, information technology, and human resource functions. Other G&A expenses include facility-related costs, professional fees for accounting, tax, legal and consulting services, directors’ fees and expenses associated with obtaining and maintaining patents. We recognize all G&A expenses as incurred. We expect G&A expenses to continue to be higher as we operate as a standalone public company than they had been prior to the Separation.

Other Income

Other income consists primarily of interest income. We earn interest income from interest-bearing cash accounts and money market mutual funds, which we classify as cash and cash equivalents, and from marketable securities. We also record in other income any gains and losses resulting from the revaluation of assets and liabilities denominated in foreign currencies due to changes in underlying exchange rates.

Results of Operations

Comparison of the Years Ended December 31, 2024 and 2023

The following table sets forth our R&D expenses for the years ended December 31, 2024 and 2023:

	Years Ended December 31,
(in millions)	2024	2023	Change
External R&D expenses:
Development programs:
Nemvaleukin
ARTISTRY-1	$0.5	$9.1	$(8.6)
ARTISTRY-2	0.1	5.4	(5.3)
ARTISTRY-3	2.8	3.8	(1.0)
ARTISTRY-6	11.7	8.1	3.6
ARTISTRY-7	20.1	30.8	(10.7)
Other program spend	21.6	23.7	(2.1)
Early discovery programs	4.0	4.7	(0.7)
Other external R&D expenses	6.2	11.4	(5.2)

Total external R&D expenses	$67.0	$97.0	$(30.0)

Internal R&D expenses:
Employee-related	32.1	56.4	(24.3)
Occupancy	10.3	10.1	0.2
Depreciation	1.3	2.0	(0.7)

Total internal R&D expenses	43.7	68.5	(24.8)

R&D expenses	$110.7	$165.5	$(54.8)

The decrease in R&D expenses in the year ended December 31, 2024, as compared to the year ended December 31, 2023, was primarily due to a decrease in employee-related expenses compared to the personnel previously allocated to us by the Former Parent prior to the Separation and to one-time increases in employee related expenses in 2023, including a non-cash share-based employee compensation charge as a result of the impact of the modification of our share based-awards in connection with the Separation. Decreased spend on the ARTISTRY-1 and ARTISTRY-2 trials as activities related to these trials wound down in 2023 and decreased spend on the ARTISTRY-7 trial due to the timing of patient enrollment also contributed to the decrease in R&D expenses in the year ended December 31, 2024, as compared to the year ended December 31, 2023.

General and Administrative Expenses

The following table sets forth our G&A expenses for the years ended December 31, 2024 and 2023:

	Years Ended December 31,
(in millions)	2024	2023	Change
General and administrative expense	$27.6	$30.7	$(3.1)

The decrease in G&A expense in the year ended December 31, 2024, as compared to the year ended December 31, 2023, was primarily due to a decrease in employee-related expenses related to different team composition compared to the personnel previously allocated to us by the Former Parent prior to the Separation and to one-time employee related expenses in 2023, including a non-cash share-based employee compensation charge as a result of the impact of the modification of our share based-awards in connection with the Separation. This decrease was partially offset by an increase in costs associated with operating as a standalone company after the Separation, including differences in costs of insurance, property taxes, and fees for professional services compared to amounts previously allocated to us by the Former Parent prior to the Separation.

Other Income

The following table sets forth our other income for the years ended December 31, 2024 and 2023:

	Years Ended December 31,
(in millions)	2024	2023	Change
Other income	$9.7	$1.0	$8.7

Other income in the year ended December 31, 2024 was primarily due to interest income from interest-bearing cash accounts and from marketable securities. Other income in the year ended December 31, 2023 was primarily due to interest income from interest-bearing cash accounts and money market mutual funds limited to the period after the Separation as, prior to the Separation, we participated in the Former Parent’s centralized approach to cash management and therefore there were no cash amounts or interest income specifically attributable to us. The increase in Other income in the year ended December 31, 2024, as compared to the year ended December 31, 2023, was primarily due to the inclusion of a full year of interest income during the year ended December 31, 2024.

Income Tax Provision

The following table sets forth our income tax provision expense for the years ended December 31, 2024 and 2023:

	Years Ended December 31,
(in millions)	2024	2023	Change
Income tax provision	$—	$12.2	$(12.2)

We did not record any tax provision expense for the year ended December 31, 2024. The income tax provision expense for the year ended December 31, 2023 was primarily due to the capitalization and amortization of R&D expenses in accordance with Section 174 of the Code. The income tax provision for the year ended December 31, 2023 was calculated on a separate return basis and is not necessarily representative of the tax provision that may arise in the future. As noted in Note 9, Income Taxes, in the notes to our consolidated financial statements included elsewhere in this Annual Report, we maintain a valuation allowance on our U.S. and Ireland net operating losses and other deferred tax assets as of December 31, 2024.

Liquidity and Capital Resources

We have historically participated in the Former Parent’s centralized approach to cash management, and, therefore, there were no cash amounts specifically attributable to us prior to the Separation. Historically, the primary source of liquidity for our business was funding by the Former Parent of the expenses allocated to the oncology business from the Former Parent. Prior to the Separation, transfers of cash to and from the Former Parent were reflected in net parent investment in the consolidated balance sheets, statements of cash flows and statements of equity. The Former Parent continued to fund the cash needs of the oncology business through the date of the Separation. On November 14, 2023, in connection with the Separation, we received a cash contribution of $275.0 million from the Former Parent.

Funding Requirements

Our expenses may increase in connection with our ongoing activities, particularly as we advance the preclinical activities and clinical trials of our product candidates and prepare for a potential BLA submission, and as we operate as a standalone public company. Our expenses may also increase as we:

•	leverage our programs to continue advancing our product candidates into preclinical and clinical development;

•	seek regulatory approvals for any product candidates that successfully complete clinical trials;

•	hire additional clinical, quality control and scientific personnel;

•	build out commercial infrastructure, including medical affairs, manufacturing and distribution, as needed, in the event our product candidates obtain marketing approval;

•	advance our IL-18 and IL-12 programs towards clinical development;

•	expand our operational, financial and management systems and increase personnel, including personnel to support our clinical development and our operations as a public company; and

•	maintain, expand and protect our intellectual property portfolio.

We believe, based on our operating plan, that our cash, cash equivalents and marketable securities as of December 31, 2024 will enable us to fund our operating expenses and capital expenditure requirements into the first quarter of 2026. We have based this estimate on assumptions that may prove to be wrong, and we could exhaust our available capital resources sooner than we expect. There is substantial doubt about our ability to continue as a going concern. See section titled Going Concern, above.

Because of the numerous risks and uncertainties associated with research, development and commercialization of product candidates, we are unable to estimate the exact amount of our working capital requirements. The scope of our future funding requirements will depend on, and could increase significantly as a result of, many factors, including:

•	the scope, progress, results and costs of researching and developing our product candidates, and conducting preclinical studies and clinical trials;

•	the costs, timing and outcome of regulatory review of our product candidates;

•	the costs of future activities, including medical affairs, manufacturing and distribution, if any of our product candidates receive marketing approval;

•	the cost and timing of hiring new employees to support our continued growth;

•	the cost of establishing sales, marketing and distribution capabilities if any of our product candidates receive regulatory approval;

•	the costs of preparing, filing and prosecuting patent applications, maintaining and enforcing our intellectual property rights and defending intellectual property-related claims; and

•	the timing, receipt and amount of sales of, or milestone payments related to or royalties on, our current or future product candidates or products, if any.

A change in the outcome of any of these or other variables with respect to the development of any of our product candidates could significantly change the costs and timing associated with the development of that product candidate. Further, our operating plans may change in the future, and we may need additional funds to meet operational needs and capital requirements associated with such operating plans.

Until such time, if ever, as we can generate substantial revenue, we expect to finance our cash needs through a combination of public or private equity offerings, debt financings, collaborations, strategic alliances or licensing arrangements with third parties. To the extent that we raise additional capital through the sale of equity or convertible debt securities, the ownership interest of our shareholders may be materially diluted, and the terms of such securities could include liquidation or other preferences that adversely affect the rights of holders of our ordinary shares. Debt financing and preferred equity financing, if available, may involve agreements that include restrictive covenants that limit our ability to take specified actions, such as incurring additional debt, making capital expenditures or declaring dividends. In addition, debt financing would result in increased fixed payment obligations.

If we raise funds through collaborations, strategic alliances or licensing arrangements with third parties, we may have to relinquish valuable rights to our intellectual property, future revenue streams, research programs, products or product candidates or grant licenses on terms that may not be favorable to us.

Furthermore, for the four-year period beginning two years before and ending two years after the Distribution, we are restricted from entering into certain transactions pursuant to a tax matters agreement we entered into with the Former Parent. We are prohibited under the tax matters agreement, except in specific circumstances, from certain actions, including: (i) entering into or approving any transaction involving the acquisition of outstanding or newly issued Mural equity that, when combined with other non-excepted changes in ownership of our ordinary shares, results in a change in ownership of more than a specified percentage; (ii) liquidating or partially liquidating, or merging or consolidating (unless we are the survivor); (iii) making or changing any entity classification election; (iv) ceasing to be engaged in an active trade or business, or selling, transferring or disposing of more than a specified percentage of the assets of any active trade or business or reducing the number of full-time employees engaged in any active trade or business by more than a specified percentage; (v) amending any of our organizational documents or taking any action affecting the voting rights of our ordinary shares; (vi) redeeming or otherwise repurchasing any of our outstanding shares or options; or (vii) taking or failing to take any other action that would prevent the Separation and the Distribution, in relevant part and together with certain related transactions, from qualifying as transactions that are tax-free for U.S. federal income tax purposes under Sections 355 and 368(a)(1)(D) of the Code, except for cash received in lieu of fractional ordinary shares. For more information, see “Risk Factors—Risks Related to Tax Matters” in this Annual Report.

If we are unable to raise additional funds when needed, we may be required to delay, reduce or eliminate our product candidate development or future commercialization efforts, or grant rights to third parties to develop and market product candidates that we would otherwise prefer to develop and/or market ourselves. See section titled “Risk Factors—Risks Related to Our Financial Position and Capital Needs” in this Annual Report. We will need to raise additional funding to advance our product candidates, which may not be available on acceptable terms, or at all. If we are unable to obtain additional funding when needed, we may have to delay or scale back some of our programs or grant rights to third parties to develop and market our product candidates.

Cash Flows

As the Former Parent managed our cash and financing arrangements, prior to the Separation, excess cash generated, if any, was deemed remitted to the Former Parent and all sources of cash were deemed funded by the Former Parent. The following table summarizes our cash flow activity:

	Years Ended December 31,
(in millions)	2024	2023
Cash, cash equivalents and restricted cash, beginning of period	$271.1	$—
Cash flows used in operating activities	$(128.6)	$(194.2)
Cash flows used in investing activities	$(25.3)	$(3.5)
Cash flows provided by financing activities	$0.2	$468.8

Cash, cash equivalents and restricted cash, end of period	$117.4	$271.1

Operating Activities

Net cash used in operating activities for the year ended December 31, 2024 was $128.6 million, primarily resulting from our net loss of $128.5 million, partially offset by non-cash charges of $6.0 million. The most significant non-cash charge we incurred was share-based compensation of $5.1 million. We also used $6.0 million in cash from working capital, primarily related to an increase in prepaid expenses and a decrease in operating lease liabilities, partially offset by decreases in our receivable from the Former Parent and in right-of-use assets.

Net cash used in operating activities for the year ended December 31, 2023 was $194.2 million, primarily resulting from our net loss of $207.4 million, partially offset by non-cash charges of $26.7 million. The most significant non-cash charge we incurred was share-based compensation of $24.1 million. We also used $13.5 million in cash from working capital, primarily related to a decrease in accounts payable and accrued expenses.

Investing Activities

Net cash used in investing activities was $25.3 million for the year ended December 31, 2024, which was primarily due to the purchases of marketable securities, partially offset by the sales and maturities of marketable securities. Net cash used in investing activities was $3.5 million for the year ended 2023, which was due to the purchase of property and equipment.

Financing Activities

Net cash provided by financing activities was $0.2 million for the year ended December 31, 2024 and was due to proceeds received from the issuance of ordinary shares of the Company for the exercise of stock options under employee share plans.

As the Former Parent managed our cash and financing arrangements until the Separation, all sources of cash prior to the Separation were deemed funded by the Former Parent. Net cash provided by financing activities for the year ended December 31, 2023 was $468.8 million and was due to the funding of our operating and investing activities by the Former Parent and included the contribution of $275.0 million from the Former Parent to us in the fourth quarter of 2023, immediately prior to and in connection with the Separation.

Contractual Obligations and Commitments

Our only lease as of December 31, 2024 and December 31, 2023 was an operating lease for approximately 180,000 square feet of corporate office space, administrative areas and laboratories at 850 and 852 Winter Street in Waltham, Massachusetts, which includes 34,000 square feet of laboratory space (as amended, the “Winter Street Lease”). Under the terms of the Winter Street Lease, we also have the ability to sub-lease our corporate office and laboratory space. The original lease commenced in 2010 and was extended, at the Former Parent’s option, for approximately five years in 2020. The extension term commenced in March 2021 for approximately 163,000 square feet of space and in September 2021 for the remaining approximately 17,000 square feet of space. The Winter Street Lease expires in 2026 and includes a tenant option to extend the term of the Winter Street Lease for an additional five-year period, which we are not reasonably certain to exercise.

The Winter Street Lease was assigned to us in connection with the Separation and is used solely for our operations. The Former Parent has been primarily obligated to the landlord for the Winter Street Lease, and, following the Separation, the Former Parent is jointly and severally liable with us for, and continues to guarantee, all obligations under the Winter Street Lease. Furthermore, prior to the Separation, the Former Parent was the applicant with respect to the letter of credit security deposit that secured the obligations of the tenant under the Winter Street Lease. As we did not have legal ownership over any bank accounts prior to the Separation, there were no cash or cash equivalents balances specifically attributable to us for the periods prior to the Separation and, accordingly, no amount is reflected in the consolidated financial statements for the periods prior to the Separation related to the Former Parent Letter of Credit. On January 3, 2024, we entered into a $1.7 million collateralized letter of credit that secures the obligations under the Winter Street Lease to replace the letter of credit maintained by the Former Parent.

On August 16, 2024, we entered into a sub-lease pursuant to which we sub-leased to a third party approximately 5,155 square feet of office space and approximately 3,739 square feet of laboratory space that we lease under the Winter Street Lease and we also entered into a separate sub-lease pursuant to which we sub-leased to another third party (both sub-lessees together, the “August Sub-lessees”) approximately 3,387 square feet of office space and approximately 2,690 square feet of laboratory space that we lease under the Winter Street Lease (both sub-leases together, the “August Sub-leases”). The August Sub-leases commenced on August 20, 2024 and are expected to terminate on April 18, 2026. Under the August Sub-leases, the August Sub-lessees will pay to us a total annualized fixed base rent of $0.5 million beginning 30 days after the commencement date of the August Sub-leases, as well as compensate us for the August Sub-lessees’ proportionate share of operating and other expenses related to the August Sub-leases. The August Sub-lessees’ base rent and proportionate share of operating and other expenses are included as contra-expense in our condensed consolidated statements of operations and comprehensive loss.

On October 10, 2024, we entered into a sub-lease (the “October Sub-lease”) pursuant to which we sub-leased to an additional third party (the “October Sub-lessee”) approximately 30,102 square feet of office space that we lease under the Winter Street Lease. Under the October Sub-lease, the October Sub-lessee will pay us an annualized fixed base rent of $0.7 million beginning on January 1, 2025, as well as compensating us for a proportionate share of operating and other expenses related to the October Sub-lease beginning with the commencement date of the October Sub-lease. The October Sub-lease commenced on November 1, 2024 and is expected to terminate on April 30, 2026.

As of December 31, 2024, the remaining contractual operating lease liability associated with the Winter Street Lease was $8.0 million. For additional information on our operating lease, see Note 7, Leases, in the notes to the consolidated financial statements included elsewhere in this Annual Report.

We enter into contracts in the normal course of business with CROs, clinical supply manufacturers and vendors for pre-clinical studies, research supplies and other services and products for operating purposes. These contracts generally provide for termination after a notice period. Payments due upon cancellation consist of payments for services provided or expenses incurred.

Critical Accounting Policies and Significant Judgments and Estimates

Our accompanying consolidated financial statements have been prepared on a standalone basis and are derived from the Former Parent’s consolidated financial statements and accounting records for the periods prior to the Separation. Our management’s discussion and analysis of our financial condition and results of operations is based on those consolidated financial statements, which have been prepared in accordance with GAAP. The preparation of these financial statements requires us to make estimates and judgments that affect the reported amounts of assets, liabilities and expenses and the related disclosure of contingent assets and liabilities in our consolidated financial statements. On an ongoing basis, we evaluate our estimates and judgments, including those related to allocation of corporate expenses, accrued research and development expenses, share-based compensation expense, leases and income taxes. We base our estimates on historical experience, known trends and events, and various other factors that we believe to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities that are not readily apparent from other sources. Our actual results may differ from these estimates under different assumptions or conditions.

While our significant accounting policies are described in more detail in Note 2, Basis of Presentation and Summary of Significant Accounting Policies, in the notes to the consolidated financial statements included elsewhere in this Annual Report, we believe the following accounting policies and estimates to be most critical to the preparation of our consolidated financial statements.

Accrued Research and Development

As part of the process of preparing our consolidated financial statements, we are required to estimate our accrued expenses as of each balance sheet date. This process involves reviewing open contracts and purchase orders, communicating with our personnel to identify services that have been performed on our behalf and estimating the level of service performed and the associated cost incurred for the service when we have not yet been invoiced or otherwise notified of the actual cost. We make estimates of our accrued expenses as of each balance sheet date based on facts and circumstances known to us at that time. We confirm the accuracy of our estimates with the service providers and make adjustments, if necessary. The significant estimates in our accrued research and development expenses include the costs incurred for services performed by our vendors in connection with research and development activities for which we have not yet been invoiced.

We base our expenses related to research and development activities on our estimates of the services received and efforts expended pursuant to quotes and contracts with vendors that conduct research and development on our behalf. The financial terms of these agreements are subject to negotiation, vary from contract-to-contract and may result in uneven payment flows. There may be instances in which payments made to our vendors will exceed the level of services provided and result in a prepayment of the research and development expense. In accruing service fees, we estimate the time period over which services will be performed and the level of effort to be expended in each period. If the actual timing of the performance of services or the level of effort varies from our estimate, we adjust the accrual or prepaid expense accordingly. Advance payments for goods and services that will be used in future research and development activities are expensed when the activity has been performed or when the goods have been received rather than when the payment is made.

Although we do not expect our estimates to be materially different from amounts actually incurred, if our estimates of the status and timing of services performed differ from the actual status and timing of services performed, it could result in us reporting amounts that are too high or too low in any particular period. To date, there have been no material differences between our estimates of such expenses and the amounts actually incurred.

Share-Based Compensation Expense

Share-based compensation expense represents the cost of the grant date fair value of equity awards recognized that are expected to vest over the requisite service period of the awards (usually the vesting period) on a straight-line basis. We estimate the fair value of stock option awards using the Black-Scholes option pricing model. The fair value of time-vesting restricted stock unit (“RSU”) awards is equal to the ordinary share price on the date of grant. Estimating the fair value of equity awards as of the grant date is affected by assumptions regarding a number of variables, including the risk-free interest rate, the expected share price volatility, the expected term of share options, the expected dividend yield and the fair value of the underlying ordinary shares on the date of grant. Forfeitures are estimated based on historical experience and expected forfeiture rates at the time of grant and are revised in subsequent periods if actual forfeitures differ from those estimates. Changes in the assumptions can materially affect the fair value and ultimately how much share-based compensation expense is recognized. The assumptions used for periods prior to the Separation were those of the Former Parent and the share-based compensation expense we recognized for periods prior to the Separation in our consolidated financial statements was an allocation of the Former Parent’s historical share-based compensation expense. These inputs are subjective and generally require significant analysis and judgment to develop.

On December 14, 2023, we and the Former Parent amended the employee matters agreement to adjust the conversion ratio used to calculate the number of our RSUs issuable to each employee in exchange for each RSU of Alkermes. All outstanding equity awards held by our employees were converted and issued under the 2023 Plan in December 2023 in accordance with the amended employee matters agreement. The obligation to issue replacement awards to our employees was accounted for as a modification to the original awards at the time of the Separation. We compared the fair value of the awards immediately before and after the Separation. As the terms of the original employee matters agreement would have required us to issue share awards above the number of shares available for issuance under the 2023 plan, the additional shares subject to RSUs and options were accounted for as liability-classified awards and remeasured through the date on which the employee matters agreement was amended. The remeasurement of these awards resulted in the reduction of the incremental fair value associated with the modified awards. A portion of the remaining incremental fair value was recognized immediately with the remainder to be expensed over the remaining service period. As the amendment to the employee matters agreements resulted in a decrease in the number of RSUs to be issued, no incremental compensation cost was incurred. We recorded accelerated amortization associated with options and RSUs that were treated as surrendered by the employees for accounting purposes in connection with the amendment to the employee matters agreement.

Leases

We account for leases under Accounting Standards Codification (“ASC”) 842, Leases. At the inception of an arrangement, we determine whether the arrangement is or contains a lease based on the relevant facts and circumstances present in the arrangement. Leases with a term greater than one year are recognized on the balance sheet as right-of-use assets and short-term and long-term lease liabilities, as applicable. We do not have material financing leases.

Leases contain both lease and non-lease components. Non-lease components may include maintenance, utilities, and other operating costs. We combine the lease and non-lease components in our lease arrangements as a single lease component. Variable costs, such as utilities or maintenance costs, are not included in the measurement of right-of-use assets and lease liabilities, but rather are expensed when the event determining the amount of variable consideration to be paid occurs.

Operating lease liabilities and their corresponding right-of-use assets are initially recorded at the lease commencement date based on the present value of lease payments over the expected remaining lease term. Certain adjustments to right-of-use assets may be required for items such as prepaid or accrued lease payments as well as incentives received. The interest rate implicit in lease contracts is typically not readily determinable. As a result, we utilize an incremental borrowing rate to discount lease payments, which reflects the fixed rate at which we could borrow on a collateralized basis the amount of the lease payments in the same currency, for a similar term, in a similar economic environment. To estimate the incremental borrowing rate, a credit rating applicable to us is estimated using a synthetic credit rating analysis since we do not currently have a rating agency-based credit rating.

We have elected not to recognize leases with an original term of one year or less on the balance sheet. We typically only include an initial lease term in our assessment of a lease arrangement. Options to renew a lease are not included in our assessment unless there is reasonable certainty that we will renew.

Assumptions that we made at the commencement date are re-evaluated upon occurrence of certain events, including a lease modification. A lease modification results in a separate contract when the modification grants the lessee an additional right of use not included in the original lease and when lease payments increase commensurate with the standalone price for the additional right of use. When a lease modification results in a separate contract, it is accounted for in the same manner as a new lease.

Recently Issued and Adopted Accounting Pronouncements

A description of recently issued and adopted accounting pronouncements, if any, that may potentially impact our financial position and results of operations is disclosed in Note 2, Basis of Presentation and Summary of Significant Accounting Policies, in the notes to the consolidated financial statements included elsewhere in this Annual Report.

Transition From the Former Parent and Costs to Operate as an Independent Company

The historical consolidated financial statements reflect our operating results and financial position as our business was operated by the Former Parent, rather than as an independent company, through the date of the Separation. We have incurred and expect to continue to incur additional ongoing operating expenses to operate as an independent company. These costs include the cost of various corporate headquarters functions, incremental information technology-related costs and incremental costs to operate standalone accounting, legal and other administrative functions. We may also incur non-recurring expenses and non-recurring capital expenditures.

As an independent company, our G&A costs may be higher than the costs allocated in the historical combined financial statements. In addition, we will incur non-recurring expenses and capital expenditures to establish independent information technology systems.

We continue to build our administrative infrastructure following the date of the Separation. We entered into transition services agreements with the Former Parent that will provide us with certain services and resources for an initial term of two years following the Separation. Historically, the Former Parent provided our business with significant corporate and shared services and resources related to corporate functions such as finance, human resources, internal audit, research and development, financial reporting, and information technology, which we refer to collectively as the “Alkermes Services.” We pay the Former Parent fees for the Alkermes Services under the transition services agreements, which fees are based on the Former Parent’s cost of providing the Alkermes Services. These transition services agreements allow us to operate our business independently prior to establishing a standalone infrastructure. During the transition from the Former Parent, we have incurred, and we expect to continue to incur, non-recurring expenses to establish and expand our infrastructure.

It is not practicable to estimate the costs that would have been incurred in each of the periods presented in the historical combined financial statements for the functions described above. Actual costs that would have been incurred if we operated as a standalone company during these periods would have depended on various factors, including organizational design, outsourcing and other strategic decisions related to corporate functions, information technology and back-office infrastructure.

Emerging Growth Company and Smaller Reporting Company Status

In April 2012, the Jumpstart Our Business Startups Act of 2012 (“JOBS Act”) was enacted. Section 107 of the JOBS Act provides that an “emerging growth company” may take advantage of the extended transition period provided in Section 7(a)(2)(B) of the Securities Act of 1933, as amended, for complying with new or revised accounting standards. Thus, an emerging growth company can delay the adoption of certain accounting standards until those standards would otherwise apply to private companies. We have elected not to “opt out” of the exemption for the delayed adoption of certain accounting standards, and therefore, we will adopt new or revised accounting standards at the time private companies adopt the new or revised accounting standards and will do so until such time that we either (i) irrevocably elect to “opt out” of such extended transition period or (ii) no longer qualify as an emerging growth company. As a result of this election, our consolidated financial statements may not be comparable to those of other public companies that comply with new or revised accounting pronouncements as of public company effective dates. We may choose to early adopt any new or revised accounting standards whenever such early adoption is permitted for private companies.

We will remain an emerging growth company until the earliest to occur of: (1) the last day of the fiscal year in which we have more than $1.235 billion in annual revenue; (2) the date we qualify as a “large accelerated filer,” with at least $700.0 million of equity securities held by non-affiliates; (3) the date on which we have issued more than $1.0 billion in non-convertible debt securities during the prior three-year period; and (4) the last day of our fiscal year following the fifth anniversary of the date of the Distribution.

We are also a “smaller reporting company” as defined in the Securities Exchange Act of 1934, as amended. We may continue to be a smaller reporting company even after we are no longer an emerging growth company. We may take advantage of certain of the scaled disclosures available to smaller reporting companies for so long as the market value of our ordinary shares held by non-affiliates is less than $250.0 million measured on the last business day of our second fiscal quarter of the preceding fiscal year, or our annual revenues are less than $100.0 million during the most recently completed fiscal year and the market value of our ordinary shares held by non-affiliates is less than $700.0 million measured on the last business day of our second fiscal quarter of the preceding fiscal year. Specifically, as a smaller reporting company, we may choose to present only the two most recent fiscal years of audited financial statements in our Annual Report on Form 10-K and, similar to emerging growth companies, have reduced disclosure obligations regarding executive compensation.

Item 7A.	Quantitative and Qualitative Disclosures About Market Risk.

We are a smaller reporting company as defined by Rule 12b-2 of the Securities Exchange Act of 1934, as amended, and are not required to provide the information under this item.

Item 8.	Financial Statements and Supplementary Data.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Mural Oncology plc

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheets of Mural Oncology plc and its subsidiaries (the “Company”) as of December 31, 2024 and 2023, and the related consolidated statements of operations and comprehensive loss, of equity (deficit) and of cash flows for the years then ended, including the related notes (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2024 and 2023, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Substantial Doubt About the Company’s Ability to Continue as a Going Concern

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the consolidated financial statements, the Company has incurred recurring losses and negative cash outflows from operations, and has stated that substantial doubt exists about the Company’s ability to continue as a going concern. Management’s evaluation of the events and conditions and management’s plans regarding these matters are also described in Note 1. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty. Our opinion is not modified with respect to this matter.

Basis for Opinion

These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

March 11, 2025

We have served as the Company’s auditor since 2023.

Mural Oncology plc and Subsidiaries

Consolidated Balance Sheets

	December 31, 2024	December 31, 2023
	(in thousands)
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$115,462	$270,852
Marketable securities	28,923	—
Receivable from Former Parent	51	5,548
Prepaid expenses	7,676	150
Other current assets	805	787

Total current assets	$152,917	$277,337

Property and equipment, net	7,715	11,403
Right-of-use assets	6,783	12,747
Restricted cash	1,969	258
Other assets	10	—

TOTAL ASSETS	$169,394	$301,745

LIABILITIES AND EQUITY
CURRENT LIABILITIES:
Accounts payable	$2,056	$5,973
Accrued expenses	18,534	16,946
Operating lease liabilities—short-term	5,560	6,098
Other current liabilities	45	—

Total current liabilities	$26,195	$29,017

Operating lease liabilities—long-term	2,462	8,911
Other liabilities	235	—

Total liabilities	28,892	37,928

Commitments and contingencies (Note 10)
Preferred shares, nominal value $0.01; 50,000,000 shares authorized at December 31, 2024; no shares issued or outstanding at December 31, 2024 or 2023	—	—
Ordinary shares, nominal value $0.01; 450,000,000 ordinary shares authorized at December 31, 2024; 17,095,371 and 16,689,740 shares issued and outstanding at December 31, 2024 and 2023, respectively	171	167
Additional paid-in capital	299,682	294,507
Unrealized gain on marketable securities	20	—
Accumulated deficit	(159,371)	(30,857)

Total equity	140,502	263,817

TOTAL LIABILITIES AND EQUITY	$169,394	$301,745

See accompanying notes to the consolidated financial statements.

Mural Oncology plc and Subsidiaries

Consolidated Statements of Operations and Comprehensive Loss

	Year Ended December 31,
	2024	2023
	(in thousands except share and per share amounts)
Operating expenses
Research and development	$110,666	$165,532
General and administrative	27,596	30,706

Total operating expenses	138,262	196,238

Operating loss	(138,262)	(196,238)
Other income	9,748	951
Income tax provision	—	(12,160)

Net loss	$(128,514)	$(207,447)

Other comprehensive gain:
Unrealized gain on marketable securities	$20	$—

Other comprehensive gain	20	—

Comprehensive loss	$(128,494)	$(207,447)

Net loss per ordinary share—basic and diluted	$(7.58)	$(12.43)
Weighted average common shares outstanding—basic and diluted	16,954,577	16,689,740

See accompanying notes to the consolidated financial statements.

Mural Oncology plc and Subsidiaries

Consolidated Statements of Equity (Deficit)

	Ordinary Shares
	Shares	Amount	Net Parent Investment	Additional Paid in Capital	Accumulated Other Comprehensive (Loss)/Gain	Accumulated Deficit	Total Equity (Deficit)
	(in thousands, except share data)
Balance, December 31, 2022	—	$—	$(21,656)	$—	$—	$—	$(21,656)
Cash contribution from Former Parent in connection with Separation	—	—	275,000	—	—	—	275,000
Net transfers from Former Parent prior to Separation	—	—	193,811	—	—	—	193,811
Share-based compensation expense allocated from Former Parent	—	—	10,813	—	—	—	10,813
Issuance of ordinary shares upon separation from Former Parent	16,689,740	167	(281,378)	281,211	—	—	—
Share-based compensation expense	—	—	—	13,296	—	—	13,296
Net loss	—	—	(176,590)	—	—	(30,857)	(207,447)

Balance, December 31, 2023	16,689,740	167	—	294,507	—	(30,857)	263,817
Issuance of ordinary shares under employee share plans	405,631	4	—	192	—	—	196
Share-based compensation expense	—	—	—	4,983	—	—	4,983
Unrealized gain on marketable securities	—	—	—	—	20	—	20
Net loss	—	—	—	—	—	(128,514)	(128,514)

Balance, December 31, 2024	17,095,371	$171	$—	$299,682	$20	$(159,371)	$140,502

See accompanying notes to the consolidated financial statements.

Mural Oncology plc and Subsidiaries

Consolidated Statements of Cash Flows

	December 31,
	2024	2023
	(in thousands)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(128,514)	$(207,447)
Adjustments to reconcile net loss to cash flows from operating activities:
Depreciation	3,512	2,567
Share-based compensation expense	5,081	24,109
Amortization of discount on marketable securities	(3,598)	—
Loss on impairment of long-lived assets	924	—
Loss on disposal of property and equipment	96	—
Changes in assets and liabilities:
Receivable from Former Parent	5,497	—
Prepaid expenses	(7,526)	2,837
Other current assets	(18)	1,043
Right-of-use assets	5,145	7,054
Other assets	(10)	—
Accounts payable and accrued expenses	(2,427)	(18,246)
Operating lease liabilities	(6,987)	(5,862)
Other liabilities	280	(304)

Cash flows used in operating activities	(128,545)	(194,249)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of marketable securities	(167,305)	—
Sales and maturities of marketable securities	142,000	—
Additions of property and equipment	(92)	(3,452)
Sale of property and equipment	67	—

Cash flows used in investing activities	(25,330)	(3,452)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from issuance of ordinary shares under employee share plans	196	—
Net transfers from Former Parent	—	468,811

Cash flows provided by financing activities	196	468,811

Net (decrease) increase in cash, cash equivalents and restricted cash	(153,679)	271,110
Cash, cash equivalents and restricted cash, beginning of period	271,110	—

Cash and cash equivalents and restricted cash, end of period	$117,431	$271,110

SUPPLEMENTAL CASH FLOW DISCLOSURE:
Non-cash investing and financing activities:
Purchased capital expenditures included in accounts payable and accrued expenses	$—	$276
RECONCILIATION OF BALANCE SHEET TO STATEMENT OF CASH FLOWS:
Cash and cash equivalents	$115,462	$270,852
Restricted cash	1,969	258

Total cash, cash equivalents and restricted cash as shown in the statement of cash flows	$117,431	$271,110

See accompanying notes to the consolidated financial statements.

Mural Oncology plc and Subsidiaries

Notes to Consolidated Financial Statements

As of and for the Years Ended December 31, 2024 and 2023

1. Organization and Description of Business

Mural Oncology plc, an Irish public limited company, and its consolidated subsidiaries (“Mural” or the “Company”) is a clinical-stage oncology business focused on discovering and developing immunotherapies that may meaningfully improve the lives of patients with cancer. By leveraging its core competencies in immune cell modulation and protein engineering, the Company has developed a portfolio of investigational cytokine therapies designed to address areas of unmet need for patients with a variety of cancers. The Company was established as a shelf company in May 2017 as a private company limited by shares and was de-shelved in 2023 in connection with the Separation. In August 2023, the legal status of the Company under Irish law was altered to that of a public limited company.

The accompanying financial statements include the combined, historical financial position, results of operations, net parent investment and cash flows of Alkermes plc, an Irish public limited company, and its consolidated subsidiaries’ (the “Former Parent” or “Alkermes”) oncology business (the “oncology business”) as it was historically managed as part of the Former Parent prior to the completion of the separation of the Former Parent’s oncology business from the Former Parent’s neuroscience business on November 15, 2023 (the “Separation”), and the creation of the Company, as a result of the Distribution (as defined below), as an independent, publicly traded company, which holds the assets, liabilities, and operations associated with the oncology business.

The Company is subject to risks and uncertainties common to early-stage companies in the biotechnology industry. There can be no assurance that the Company’s research and development (“R&D”) will be successfully completed, that any products developed will obtain necessary government regulatory approval or that any products, if approved, will be commercially viable. The Company operates in an environment of rapid technological innovation and substantial competition from pharmaceutical and biotechnological companies. In addition, the Company is dependent upon the services of its employees, consultants and service providers. Even if the Company’s product development efforts are successful, it is uncertain when, if ever, the Company will realize significant product revenue from product sales.

The Separation

On November 2, 2022, the Former Parent announced its intent, as approved by its board of directors, to explore the Separation.

In connection with the Separation, on November 13, 2023, the Company entered into certain agreements with the Former Parent to provide a framework for the Company’s relationship with the Former Parent following the Separation. These agreements include:

•	a separation agreement;

•	a tax matters agreement;

•	an employee matters agreement;

•	a lease assumption agreement; and

•	transition services agreements.

The separation agreement sets forth the Company’s agreements with the Former Parent regarding the principal actions to be taken by the Company and the Former Parent in connection with the Separation, including those related to the distribution of the Company’s ordinary shares to the Former Parent’s shareholders (the

“Distribution”). The separation agreement identifies the assets transferred to, liabilities assumed by and contracts assigned to the Company, including the Winter Street Lease (as defined in Note 7, Leases), as part of the Separation, and provides for when and how such transfers, assumptions and assignments occurred. Under the terms of the separation agreement, the Former Parent granted the Company a perpetual, worldwide, non-exclusive, royalty-free, fully paid-up license (or, as the case may be, sublicense) to any intellectual property controlled by the Former Parent as of the date of the Distribution, allowing the Company to use such intellectual property for the oncology business, and the Company granted the Former Parent a perpetual, worldwide, non-exclusive, royalty-free, fully paid-up license (or, as the case may be, sublicense) to intellectual property transferred to the Company as part of the Separation for the Former Parent’s use outside of the oncology business. Each of the Company and the Former Parent agreed to releases with respect to pre-Distribution claims, and cross-indemnities with respect to post-Distribution claims, that are principally designed to place financial responsibility for the obligations and liabilities allocated to the Company under the separation agreement with the Company, and financial responsibility for the obligations and liabilities allocated to the Former Parent under the separation agreement with the Former Parent.

The tax matters agreement governs the Company’s and the Former Parent’s respective rights, responsibilities, and obligations with respect to taxes (including taxes arising in the ordinary course of business and incurred as a result of any failure of the Distribution, together with certain related transactions, to qualify as tax-free for U.S. federal income tax purposes), tax attributes, the preparation and filing of tax returns, the control of audits and other tax proceedings, and assistance and cooperation in respect to tax matters.

The employee matters agreement, as amended in December 2023, governs the Company’s and the Former Parent’s rights, responsibilities, and obligations after the Separation with respect to employment, benefits and compensation matters relating to employees and former employees (and their respective dependents and beneficiaries) who are or were associated with the Former Parent, including those who became employees of the Company in connection with the Separation. The employee matters agreement also specifies the allocation of assets and liabilities generally relating to employees, employment or service-related matters and employee benefit plans; other human resources, employment and employee benefits matters; and the treatment of equity-based awards granted by the Former Parent prior to the Separation to employees who became employees of the Company in connection with the Separation.

Under the terms of the lease assumption agreement, the Company assumed all of the Former Parent’s obligations under the Winter Street Lease.

The Company and the Former Parent entered into two transition services agreements, pursuant to one of which the Former Parent and its subsidiaries agreed to provide, on an interim, transitional basis, various services to the Company, and the second of which the Company and its subsidiaries agreed to provide certain services to the Former Parent, in each case for a term of two years following the Separation, unless earlier terminated in accordance with the terms of the applicable agreement.

On November 14, 2023, in connection with the Separation, the Company received a cash contribution of $275.0 million from the Former Parent.

The Former Parent effected the Separation through the Distribution on November 15, 2023. Liabilities incurred prior to the Separation remained obligations of the Former Parent unless otherwise specified in the agreements entered into between the Company and the Former Parent. On the effective date of the Distribution, each Alkermes shareholder received one ordinary share of the Company for every ten ordinary shares of Alkermes held as of the close of business on November 6, 2023, the record date for the Distribution. Registered shareholders received cash in lieu of any fractional ordinary shares of the Company that they would have received as a result of the application of the distribution ratio. As a result of the Separation and the Distribution, the Company operates as an independent, publicly traded company and commenced trading under the symbol “MURA” on the Nasdaq Global Market on November 16, 2023.

Liquidity and Going Concern

The Company has the responsibility to evaluate whether conditions and/or events raise substantial doubt about its ability to meet its future financial obligations as they become due within one year after the date that the financial statements are issued.

Since the Company’s inception, it has generated operating losses and negative cash flows from operations and expects to continue to incur operating losses and negative cash flows for the foreseeable future. To date, the Company has funded its operations and capital needs through the funding received from the Former Parent through the date of the Separation, including the cash contribution of $275.0 million received from the Former Parent at the time of the Separation. The Company expects that, based on its current operating plans, its existing cash, cash equivalents, and marketable securities of $144.4 million will be sufficient to fund its current planned operations into the first quarter of 2026, which raises substantial doubt about its ability to continue as a going concern for at least twelve months from the date these financial statements are issued.

The Company plans to seek additional funding, which may be through public or private equity financings, debt financings, collaborative arrangements, licensing arrangements or other sources. If the Company is unable to obtain additional funding when needed, it may be forced to significantly curtail, delay, or discontinue one or more of the planned research or development programs or be unable to expand or continue operations. There is no assurance that the Company will be successful in obtaining sufficient funding on terms acceptable to the Company to fund continuing operations.

For the four-year period beginning two years before and ending two years after the Distribution, the Company is prohibited under the tax matters agreement with the Former Parent from taking or failing to take actions that would prevent the Separation and the Distribution, in relevant part and together with certain related transactions, from qualifying as transactions that are tax-free for U.S. federal income tax purposes under Sections 355 and 368(a)(1)(D) of the Internal Revenue Code of 1986, as amended (the “Code”), which may limit for a period of time the Company’s ability to pursue certain strategic transactions, equity issuances or repurchases or other transactions.

The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and satisfaction of liabilities in the ordinary course of business. The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or the amounts and classifications that may result from the Company’s possible inability to continue as a going concern.

2. Basis of Presentation and Summary of Significant Accounting Policies

Basis of Presentation

The accompanying consolidated financial statements include the accounts of Mural Oncology plc and its wholly-owned subsidiaries. All intercompany transactions and accounts within the Company have been eliminated.

The consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and, for the periods prior to the Separation, reflect the historical results of operations, financial position and cash flows of Mural, as included in the consolidated financial statements of the Former Parent and using the Former Parent’s historical accounting policies. For the periods prior to the Separation, these consolidated financial statements do not purport to reflect what the Company’s results of operations or cash flows would have been had the Company operated as a standalone public company prior to the Separation, nor are they necessarily indicative of the Company’s future results of operations or cash flows.

As the Company’s operations were not historically held by a single legal entity or separate legal entities, net parent investment is shown in lieu of stockholders’ equity in the historical combined financial statements for the periods prior to the Separation. Net parent investment represents the cumulative investment by the Former Parent in the Company through the dates presented, inclusive of operating results. All transactions between the Company and the Former Parent are considered to be effectively settled in the consolidated financial statements at the time the transaction is recorded. The effects of the settlement of these transactions between the Company and the Former Parent are reflected in the consolidated statements of cash flows as “Net transfers from Former Parent” within financing activities and in the consolidated statements of equity (deficit) as “Net parent investment”.

Historically, the Company was dependent upon the Former Parent for all of its working capital and financing requirements, as the Former Parent used a centralized approach to cash management and financing its operations. There were no cash amounts specifically attributable to the Company for the historical periods presented prior to the Separation. Financing transactions prior to the Separation related to the Former Parent are accounted for as a financing activity on the accompanying consolidated statements of cash flows through the date of the Separation. In connection with the Separation, certain assets and liabilities that were included on the consolidated balance sheet prior to the Separation were retained by the Former Parent and were therefore adjusted through net parent investment in the Company’s consolidated financial statements.

The consolidated financial statements of the Company include, for the periods prior to the Separation, the expenses of the Former Parent that management has determined are specifically identifiable to the Company, such as those related to direct internal and external R&D activities as well as leases and depreciation of fixed assets specifically identifiable to the oncology business. Based on the nature of the Company as a pre-revenue, development-stage biotechnology company, the consolidated financial statements of the Company do not include any revenue or commercial expenses of the Former Parent. The consolidated financial statements of the Company also include, for the periods prior to the Separation, an allocation of costs that were not directly attributable to the operations of the Company, including the costs of general and administrative support functions that were provided by the Former Parent, such as senior management, information technology, legal, accounting and finance, human resources, facility, and other corporate services. In addition, the Company’s consolidated financial statements include, for the periods prior to the Separation, an allocation of certain R&D costs not directly attributable to individual programs. These costs have been allocated to the Company for the purposes of preparing the consolidated financial statements based on proportional cost allocation methods using headcount, square footage or proportional hours worked supporting the Company and other organizational activities, as applicable, which are considered to be reasonable reflections of the utilization of services provided or benefit received by the Company during the periods presented. Management considers that such allocations have been made on a reasonable basis; however, these allocations may not necessarily be indicative of the costs that would have been incurred if the Company had operated on a standalone basis for the periods presented and, therefore, may not reflect the Company’s results of operations and cash flows had the Company operated as a standalone entity during the periods presented. See Note 12, Related Parties, for additional information regarding related-party transactions with the Former Parent.

The Company has incurred, and expects to continue to incur, additional operating expenses to operate as an independent publicly traded company, including various corporate functions, incremental information technology-related costs and incremental costs to operate standalone accounting, legal and other administrative functions. These functions were provided to the Company prior to the Separation by the Former Parent and will continue under a transition services agreement with the Former Parent or will be performed using the Company’s own resources.

Use of Estimates

The preparation of the Company’s consolidated financial statements in accordance with GAAP requires the Company to make estimates, judgments and assumptions that may affect the reported amounts of assets, liabilities and expenses and the related disclosure of contingent assets and liabilities. On an ongoing basis, the Company evaluates its estimates and judgments and methodologies, including but not limited to, those related to allocations of expenses, assets and liabilities from the Former Parent’s historical financials to the Company, the impairment of long-lived assets, and measurement of share-based compensation, leases, and income taxes including the valuation allowance for deferred tax assets. The Company bases its estimates on historical experience of the Former Parent and on various other assumptions that are believed to be reasonable, the results of which form the basis for making judgments about the carrying values of assets and liabilities. Actual results may differ from these estimates under different assumptions or conditions.

Cash and Cash Equivalents and Restricted Cash

The Company considers cash equivalents only those investments that are highly liquid, readily convertible into cash and so near their maturity, generally three months from the date of purchase, that they present insignificant risk of change in value because of interest rate changes. As of December 31, 2024, cash equivalents were comprised of money market funds and U.S. government securities. As of December 31, 2023, cash equivalents were comprised of money market funds. See Note 3, Cash, Cash Equivalents and Marketable Securities, and Note 7, Leases, for additional information regarding restricted cash and a letter of credit.

Marketable Securities

The Company has investments in marketable securities, consisting of United States government and agency obligations. The Company holds its interest-bearing investments in accordance with documented investment policies. At December 31, 2024, all of the Company’s investments in marketable securities were classified as available-for-sale and were recorded at fair value.

Unrealized gains and losses are included in accumulated other comprehensive gain in equity unless: (i) the security has experienced a credit loss; (ii) the Company has determined that it has the intent to sell the security; or (iii) the Company has determined that it is more likely than not that it will have to sell the security before its expected recovery. Periodic reviews are conducted to identify and evaluate each investment that has an unrealized loss in accordance with the meaning of other-than-temporary impairment. An unrealized loss exists when the current fair value of an individual security is less than its amortized cost basis.

Fair Value Measurements

The Company’s financial assets and liabilities are recorded at fair value and are classified as Level 1, 2 or 3 within the fair value hierarchy, as described in the accounting standards for fair value measurement. Financial assets and liabilities are classified within the fair value hierarchy as follows:

•	Level 1—Quoted prices in active markets for identical assets or liabilities.

•

Level 2—Observable inputs (other than Level 1 quoted prices), such as quoted prices in active markets for similar assets or liabilities, quoted prices in markets that are not active for identical or similar assets or liabilities, or other inputs that are observable or can be corroborated by observable market data.

•

Level 3—Unobservable inputs that are supported by little or no market activity and that are significant to determining the fair value of the assets or liabilities, including pricing models, discounted cash flow methodologies and similar techniques.

The carrying amounts reflected in the consolidated balance sheets for prepaid expenses, receivable from Former Parent, Other current assets, accounts payable, and accrued expenses approximate fair value due to their short-term nature. As of December 31, 2024, Other current assets consisted primarily of interest receivable of $0.4 million and of deferred costs of $0.3 million related to subleases. As of December 31, 2023, Other current assets consisted of interest receivable of $0.8 million. The Company has elected to exclude accrued interest receivable from the amortized cost of its financial assets and has included those balances within Other current assets on the consolidated balance sheet.

Receivable from Former Parent

The Company makes judgments as to its ability to collect outstanding receivables and provides an allowance for estimated amounts of receivables that will not be collected, if any. The Company believes that the credit risks associated with its receivables are not significant and, therefore, the Company did not have an allowance for doubtful receivables as of each of December 31, 2024 and December 31, 2023.

Property and Equipment

Property and equipment are recorded at cost, subject to assessment for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable. Expenditures for repairs and maintenance are charged to expense as incurred and major renewals and improvements are capitalized. Depreciation is calculated using the straight-line method over the following estimated useful lives of the assets:

Asset group	Term
Furniture, fixtures and equipment	3—10 years
Leasehold improvements	Shorter of useful life or lease term

Leases

The Company accounts for leases under Accounting Standards Codification (“ASC”) 842, Leases. At the inception of an arrangement, the Company determines whether the arrangement is or contains a lease based on the relevant facts and circumstances present in the arrangement. Leases with a term greater than one year are recognized on the balance sheet as right-of-use assets and short-term and long-term lease liabilities, as applicable. The Company does not have material financing leases.

Leases contain both lease and non-lease components. Non-lease components may include maintenance, utilities, and other operating costs. The Company combines the lease and non-lease components in its lease arrangements as a single lease component. Variable costs, such as utilities or maintenance costs, are not included in the measurement of right-of-use assets and lease liabilities, but rather are expensed when the event determining the amount of variable consideration to be paid occurs.

Operating lease liabilities and their corresponding right-of-use assets are initially recorded at the lease commencement date based on the present value of lease payments over the expected remaining lease term. Certain adjustments to right-of-use assets may be required for items such as prepaid or accrued lease payments as well as incentives received. The interest rate implicit in lease contracts is typically not readily determinable. As a result, the Company utilizes an incremental borrowing rate to discount lease payments, which reflects the fixed rate at which the Company could borrow on a collateralized basis the amount of the lease payments in the same currency, for a similar term, in a similar economic environment. To estimate the incremental borrowing rate, a credit rating applicable to us is estimated using a synthetic credit rating analysis since the Company does not currently have a rating agency-based credit rating. Operating lease payments are expensed using the straight line method as an operating expense over the lease term.

The Company has elected not to recognize leases with an original term of one year or less on the balance sheet. The Company typically only includes an initial lease term in its assessment of a lease arrangement. Options to renew a lease are not included in the Company’s assessment unless there is reasonable certainty that the Company will renew.

Assumptions that the Company made at the commencement date are re-evaluated upon occurrence of certain events, including a lease modification. A lease modification results in a separate contract when the modification grants the lessee an additional right of use not included in the original lease and when lease payments increase commensurate with the standalone price for the additional right of use. When a lease modification results in a separate contract, it is accounted for in the same manner as a new lease.

Impairment of Long-Lived Assets

The Company reviews long-lived assets to be held and used for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable. Conditions that would necessitate an impairment assessment include a significant decline in the observable market value of an asset; a significant change in the extent or manner in which an asset is used; a significant adverse change in legal factors or in the business climate that could affect the value of a long-lived asset; an accumulation of costs significantly in excess of the amount originally expected for the acquisition or construction of a long-lived asset; a current-period operating or cash flow loss combined with a history of operating or cash-flow losses or a projection or forecast that demonstrates continuing losses associated with the use of a long-lived asset; or a current expectation that, more likely than not, a long-lived asset will be sold or otherwise disposed of significantly before the end of its previously estimated useful life. Determination of recoverability is based on an estimate of undiscounted future cash flows resulting from the use of the asset and its eventual disposition. In the event that such cash flows are not expected to be sufficient to recover the carrying amount of the assets, the assets are written-down to their estimated fair values. Long-lived assets to be disposed of are carried at fair value less costs to sell them. For the year ended December 31, 2024, the Company recorded immaterial impairment charges to right of use assets and leasehold improvements related to subleases. The Company did not record any impairment charges for the year ended December 31, 2023.

Research and Development Expenses

For each of its R&D programs, the Company incurs both external and internal expenses. External R&D expenses include fees related to clinical and non-clinical activities performed by contract research organizations, consulting fees and costs related to laboratory services, purchases of drug product materials, and third-party manufacturing development costs. Internal R&D expenses include employee-related expenses, including share-based compensation, occupancy costs, depreciation, and general R&D overhead. Prior to the Separation, these expenses included allocations from the Former Parent.

Clinical Trial and Preclinical Study Expenses

The Company makes estimates of prepaid and/or accrued expenses as of each balance sheet date in its consolidated financial statements based on certain facts and circumstances at that time. The Company’s accrued expenses for preclinical studies and clinical trials are based on estimates of costs incurred for services provided by contract research organizations (“CROs”), manufacturing organizations, and for other trial- and study-related activities. Payments under the Company’s agreements with external service providers depend on a number of factors such as site initiation, patient screening, enrollment, delivery of reports, and other events. In accruing for these activities, the Company obtains information from various sources and estimates the level of effort or expense allocated to each period. Adjustments to R&D expenses may be necessary in future periods as the Company’s estimates change. As these activities are generally material to the Company’s financial statements, subsequent changes in estimates may result in a material change in accruals. No material changes in estimates were recognized in either of the years ended December 31, 2024 and 2023.

General and Administrative Expenses

General and administrative expenses are primarily comprised of employee-related expenses associated with finance, human resources, legal, information technology and other administrative personnel, and occupancy costs, depreciation and third-party expenses related to financial, legal and other general and administrative functions. Prior to the Separation, these expenses included allocations from the Former Parent.

Share-Based Compensation

Certain employees of the Company participate in the Company’s share-based compensation plans and, prior to the Separation, participated in the Former Parent’s share-based compensation plans. Share-based compensation expense of the Company related to the Former Parent’s plans was recognized through allocations based on methodologies that management believes are consistent and reasonable, utilizing headcount or proportional hours worked supporting the Company and other organizational activities, as appropriate.

Share-based compensation expense is recognized over the requisite service period of the awards, which is generally the vesting period. Subsequent to the Separation, option awards granted to employees generally vest over a four year period, with 25% vesting on the first anniversary of the date of grant and the remaining 75% vesting quarterly over the remaining three years, provided the employee remains continuously employed by the Company during the applicable vesting period; option awards granted to non-employee directors generally vest over a three-year period, provided that the director continues to serve on the Company’s board of directors during the applicable vesting period; and restricted stock unit (“RSU”) awards generally vest in four equal annual installments, commencing on the first anniversary of the date of grant, provided the employee remains continuously employed by the Company during the applicable vesting period. See Note 8, Share-Based Compensation, for more information.

Due to its limited operating history and a limited trading history of its ordinary shares in relation to the life of its stock option grants, the Company estimates the volatility of its ordinary shares based on the volatility of comparable public companies. The expected life of a stock option is based on the average of the contractual term (generally ten years) and the vesting period. The risk-free interest rate is based on the U.S. Treasury yield curve in effect at the time of grant. The assumed dividend yield is based on the Company’s expectation of not paying dividends in the foreseeable future.

Income Taxes

Prior to the Separation, the Company was included in the Former Parent’s income tax returns, and all income taxes were paid by the Former Parent. Income tax expense and other income tax related information contained in these consolidated financial statements prior to the Separation are presented on a separate return approach as if the Company filed its own tax returns for those periods. Under this approach, the provision for income taxes represents income tax paid or payable (or received or receivable) for the current year plus the change in deferred taxes during the year calculated as if the Company were a standalone taxpayer filing hypothetical income tax returns, where applicable. Current income tax liabilities were assumed to be immediately settled with the Former Parent and were relieved through “Net parent investment” account and reflected as “Net transfers from Former Parent” within financing activities in the historical combined statements of cash flows for periods prior to the Separation.

The Company recognizes income taxes under the asset and liability method. Deferred income taxes are recognized for differences between the financial reporting and tax bases of assets and liabilities at enacted statutory tax rates in effect for the years in which the differences are expected to reverse. The effect on deferred taxes of a change in tax rates is recognized in income in the period that includes the enactment date. In evaluating the Company’s ability to recover its deferred tax assets, the Company considers all available positive and negative evidence including its past operating results, the existence of cumulative losses in the most recent fiscal years, changes in the business in which the Company operates and its forecast of future taxable income. In determining future taxable income, the Company is responsible for assumptions utilized, including the amount of U.S. and non-U.S pre-tax operating income, the reversal of temporary differences and the implementation of feasible and prudent tax planning strategies. These assumptions require significant judgment about the forecasts of future taxable income and are consistent with the plans and estimates that the Company is using to manage the underlying business.

The Company accounts for uncertain tax positions using a more-likely-than-not threshold for recognizing and resolving uncertain tax positions. The evaluation of uncertain tax positions is based on factors including, but not limited to, changes in tax law, the measurement of tax positions taken or expected to be taken in tax returns, the effective settlement of matters subject to audit, new audit activity and changes in facts or circumstances related to a tax position. The Company also accrues for potential interest and penalties related to unrecognized tax benefits in income tax expense.

Comprehensive Loss and Loss per Share

Comprehensive loss is comprised of net loss and other comprehensive loss. Other comprehensive loss includes changes in equity that are excluded from net loss, such as gains and losses on available for sale marketable securities.

Basic net loss per share is computed by dividing the net loss in each period by the weighted average number of ordinary shares outstanding during such period. Diluted net loss per share is computed similarly to basic net loss per share except that the denominator is increased to include the number of additional ordinary shares that would have been outstanding if the potential ordinary shares had been issued and if the additional ordinary shares were dilutive. For the periods presented, ordinary share equivalents, consisting of share-based awards, were not included in the calculation of the diluted net loss per share because to do so would be anti-dilutive. The number of shares distributed to the Former Parent’s shareholders of record on the effective date of the Distribution was used for the calculation of basic and diluted earnings per share for the portion of the year ended December 31, 2024 that was prior to the Separation as the Company had no shares outstanding prior to the Separation.

Segment Information

The Company operates as one operating and reportable segment, which is a clinical-stage oncology business focused on discovering and developing immunotherapies that may meaningfully improve the lives of patients with cancer. The Company’s chief operating decision maker (“CODM”) reviews the Company’s operating results on an aggregate basis and manages operations as a single operating unit. The Company’s CODM is the Company’s Chief Executive Officer. All of the Company’s long-lived assets are held in Massachusetts. See Note 14, Segment Information, for additional information on the Company’s reportable segment.

401(k) Plan

The Company maintains a 401(k) retirement savings plan (the “401(k) Plan”), which covers substantially all of its U.S.-based employees. Eligible employees may contribute up to 100% of their eligible compensation, subject to certain IRS limitations. The Company matches 100% of employee contributions up to the first 5% of employee pay, up to IRS limits. Employee and employer contributions are fully vested when made. Prior to the Separation, the Former Parent included in its 401(k) retirement savings plan substantially all of the employees of the Former Parent who would become employees of the Company. During the years ended December 31, 2024 and 2023, expenses related to the 401(k) Plan totaled $1.3 million and $1.9 million, respectively.

Recently Adopted and Issued Accounting Pronouncements

From time to time, new accounting pronouncements are issued by the Financial Accounting Standards Board (the “FASB”) or other standard-setting bodies that are adopted by the Company as of the specified effective date. Unless otherwise discussed, the Company believes that the impact of recently issued standards that are not yet effective will not have a material impact on its financial position or results of operations upon adoption.

In November 2023, the FASB issued ASU No. 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures (“ASU 2023-07”). ASU 2023-07 requires public entities to disclose significant segment expenses that are regularly provided to the CODM and to disclose how reported measures of segment profit or loss are used in assessing segment performance and allocating resources. The amendments in ASU 2023-07 are effective for fiscal years beginning after December 15, 2023 and interim periods within fiscal years beginning after December 15, 2024. The Company adopted ASU 2023-07 effective with the fiscal year ended December 31, 2024. The Company enhanced its disclosures related to segment reporting as a result of the adoption of ASU 2023-07, but the adoption did not further impact the Company’s consolidated financial statements. See Note 14, Segment Information, for information regarding segment reporting.

In December 2023, the FASB issued ASU No. 2023-09, Income Taxes (Topic 740): Improvements to Income Tax Disclosures (“ASU 2023-09”). ASU 2023-09 requires public entities to provide enhanced disclosure of specific categories of reconciling items included in the rate reconciliation; disclosure of the nature, effect and underlying causes of each reconciling item in the rate reconciliation and the judgment used in the categorization of such items; and enhanced disclosures for income taxes paid. The amendments in this ASU are effective for fiscal years beginning after December 15, 2024, with early adoption permitted. The Company is evaluating the impact of the adoption of ASU 2023-09 on its consolidated financial statements and disclosures.

In November 2024, the FASB issued ASU No. 2024-03, Income Statement—Reporting Comprehensive Income—Expense Disaggregation Disclosures (Subtopic 220-40): Disaggregation of Income Statement Expenses (“ASU 2024-03”). ASU 2024-03 requires public entities to disaggregate certain costs and expenses, including disclosure of the amounts of (a) purchases of inventory, (b) employee compensation, (c) depreciation, (d) intangible asset amortization, and (e) depreciation, depletion, and amortization recognized as part of oil and gas-producing activities included in each relevant expense caption; inclusion of certain amounts already required to be disclosed in the same disclosure; qualitative description of amounts not disaggregated; and a disclosure of the total amount of selling expenses along with the entity’s definition of selling expenses. The amendments in this ASU are effective for fiscal years beginning after December 15, 2026 and interim reporting periods beginning after December 15, 2027, with early adoption permitted. The Company is evaluating the impact of the adoption of ASU 2024-03 on its consolidated financial statements and disclosures.

3. Cash, Cash Equivalents and Marketable Securities

As of December 31, 2024, the Company had cash and cash equivalents of $115.5 million and marketable securities of $28.9 million. As of December 31, 2023, the Company had cash and cash equivalents of $270.9 million and no marketable securities. In addition, the Company had a long-term restricted cash balance of $2.0 million and $0.3 million as of December 31, 2024 and 2023, respectively, which was restricted for a letter of credit and for use pertaining to corporate credit cards. See Note 7, Leases, for additional information regarding the letter of credit.

Cash and cash equivalents are carried at cost, which approximates fair market value. Marketable securities are classified as available for sale and are recorded at fair value with the related unrealized gains and losses included in accumulated other comprehensive gain (loss), a component of equity. All of the realized gains and losses on the sale of these marketable securities are determined using the specific identification method. There were no realized gains or losses as of December 31, 2024. Aggregated by investment category, there were no marketable securities in an unrealized loss position as of December 31, 2024.

The Company holds marketable securities that are sensitive to interest rate changes. Marketable securities with fixed interest rates may have their market value adversely impacted by a rise in interest rates, while floating rate marketable securities may produce less income than expected if interest rates fall. If interest rates were to fluctuate by 1%, the expected impact on the Company’s annual net loss would be immaterial.

Marketable securities, all of which had maturities of less than one year, consisted of the following:

	December 31, 2024
(in thousands)	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
Marketable securities:
U.S. government agency and treasury securities	$28,903	$20	$—	$28,923

Total marketable securities	$28,903	$20	$—	$28,923

4. Fair Value

The following tables present information about the Company’s financial assets measured and recognized at fair value on a recurring basis classified under the appropriate level of the fair value hierarchy as of December 31, 2024 and December 31, 2023. The Company’s marketable securities classified as Level 2 within the fair value hierarchy were initially valued at the transaction price and subsequently valued, at the end of each reporting period, utilizing market-observable data. The Company validated the prices developed using the market-observable data by obtaining market values from other pricing sources and confirming that the relevant markets were active. The fair value of these financial assets was determined based on three levels of input as follows:

•	Level 1—Quoted prices in active markets for identical assets;

•	Level 2—Observable inputs other than quoted prices in active markets; and

•	Level 3—Unobservable inputs.

(in thousands)	December 31, 2024	Level 1	Level 2	Level 3
Assets:
Cash equivalents	$114,944	$114,944	$—	$—
Marketable securities:
U.S. government agency and treasury securities	28,923	—	28,923	—

Total	$143,867	$114,944	$28,923	$—

(in thousands)	December 31, 2023	Level 1	Level 2	Level 3
Assets:
Cash equivalents	$268,720	$268,720	$—	$—

Total	$268,720	$268,720	$—	$—

5. Property and Equipment, Net

Property and equipment, net consisted of the following:

(in thousands)	December 31, 2024	December 31, 2023
Furniture, fixtures and equipment	$21,513	$21,738
Leasehold improvements	23,228	23,333
Construction in progress	—	15

Subtotal	44,741	45,086
Less: accumulated depreciation	(37,026)	(33,683)

Total property and equipment, net	$7,715	$11,403

Depreciation expense was $3.5 million and $2.6 million for the years ended December 31, 2024 and 2023, respectively.

6. Accrued Expenses

Accrued expenses consisted of the following:

(in thousands)	December 31, 2024	December 31, 2023
Accrued external research and development services	$9,332	$8,543
Accrued compensation	8,111	5,858
Accrued general and administrative	1,026	2,545
Accrued other	65	—

Total accrued expenses	$18,534	$16,946

7. Leases

The Company’s only lease as of December 31, 2024 and 2023 was an operating lease for approximately 180,000 square feet of corporate office space, administrative areas and laboratories at 850 and 852 Winter Street in Waltham, Massachusetts, which includes 34,000 square feet of laboratory space (as amended, the “Winter Street Lease”). Under the terms of the Winter Street Lease, the Company also has the ability to sub-lease its corporate office and laboratory space. The original lease commenced in 2010 and was extended, at the Former Parent’s option, for approximately five years in 2020. The lease extension commenced in March 2021 for approximately 163,000 square feet of space and in September 2021 for the remaining approximately 17,000 square feet of space. The Winter Street Lease expires in 2026 and includes a tenant option to extend the term of the lease for an additional five-year period, which the Company is not reasonably certain to exercise.

The Winter Street Lease was assigned to the Company in connection with the Separation and is used solely for operations of the Company. The Former Parent has been primarily obligated to the landlord for the Winter Street Lease, and, following the Separation, the Former Parent is jointly and severally liable with the Company for, and continues to guarantee, all obligations under the Winter Street Lease. As of December 31, 2023, the Former Parent was the applicant with respect to a letter of credit security deposit that secured the obligations of the tenant under the Winter Street Lease. The Former Parent maintained a $1.9 million collateralized letter of credit (the “Former Parent Letter of Credit”) related to such security deposit as of December 31, 2023. On January 3, 2024, the Company entered into a $1.7 million collateralized letter of credit that secures the obligations of the tenant under the Winter Street Lease. This letter of credit replaced the $1.9 million Former Parent Letter of Credit.

On August 16, 2024, the Company entered into a sub-lease pursuant to which the Company sub-leased to a third party approximately 5,155 square feet of office space and approximately 3,739 square feet of laboratory space that the Company leases under the Winter Street Lease and the Company also entered into a separate sub-lease pursuant to which the Company sub-leased to another third party (both sub-lessees together, the “August Sub-lessees”) approximately 3,387 square feet of office space and approximately 2,690 square feet of laboratory space that the Company leases under the Winter Street Lease (both sub-leases together, the “August Sub-leases”). The August Sub-leases commenced on August 20, 2024 and are expected to terminate on April 18, 2026. Under the August Sub-leases, the August Sub-lessees will pay to the Company a total annualized fixed base rent of $0.5 million beginning 30 days after the commencement date of the August Sub-leases, as well as compensate the Company for the August Sub-lessees’ proportionate share of operating and other expenses related to the August Sub-leases. The August Sub-lessees’ base rent and proportionate share of operating and other expenses are included as contra-expense in the Company’s consolidated statements of operations and comprehensive loss.

On October 10, 2024, the Company entered into a sub-lease (the “October Sub-lease”) pursuant to which the Company sub-leased to an additional third party (the “October Sub-lessee”) approximately 30,102 square feet of office space that the Company leases under the Winter Street Lease. Under the October Sub-lease, the October

Sub-lessee will pay the Company an annualized fixed base rent of $0.7 million beginning on January 1, 2025, as well as compensate the Company for a proportionate share of operating and other expenses related to the October Sub-lease beginning with the commencement date of the October Sub-lease. The October Sub-lease commenced on November 1, 2024 and is expected to terminate on April 30, 2026.

As of the years ended December 31, 2024 and 2023, the incremental borrowing rate for the Winter Street Lease was 3.52%. As of December 31, 2024, the remaining term for the Winter Street Lease was 1.8 years. Cash paid for amounts included in the measurement of lease liabilities is included within cash flows from operating activities. During the years ended December 31, 2024 and 2023, cash paid by the Company for amounts included for the measurement of lease liabilities was $6.5 million and $6.4 million, respectively.

The following table summarizes the effect of lease costs in the Company’s consolidated statements of operations and comprehensive loss:

	Year Ended December 31,
(in thousands)	2024	2023
Operating lease cost	$5,526	$5,799
Variable lease cost	4,412	4,921

Total lease cost	$9,938	$10,720

Future lease payments under non-cancelable leases as of December 31, 2024 consisted of the following:

(in thousands)	December 31, 2024
2025	$5,771
2026	2,484

Total operating lease payments	$8,255

Less: imputed interest	(233)

Total operating lease liabilities	$8,022

8. Share-Based Compensation

2023 Stock Option and Incentive Plan

The Company’s 2023 Stock Option and Incentive Plan (the “2023 Plan”), which became effective on October 30, 2023, provides for the grant of up to 5,000,000 of the Company’s ordinary shares. The 2023 Plan allows the Company to make equity-based and cash-based incentive awards such as stock options, share appreciation rights, RSUs, restricted share awards, unrestricted share awards, cash-based awards, and dividend equivalent rights to officers, employees, non-employee directors, and consultants, subject to the provisions of the 2023 Plan.

The 2023 Plan provides that the number of shares reserved and available for issuance under the 2023 Plan will be automatically increased on January 1, 2025, and each January 1 thereafter, in an amount equal to (i) 5% of the outstanding number of the Company’s ordinary shares on the immediately preceding December 31, or (ii) such lesser number of shares as determined by the 2023 Plan Administrator. On January 1, 2025, 854,768 additional shares were added to the 2023 Plan according to this provision. The ordinary shares underlying any awards under the 2023 Plan that are forfeited, cancelled or held back upon exercise of settlement of an award to satisfy the exercise price or any tax withholding obligation, or are otherwise terminated or forfeited (other than by exercise) are added back to the ordinary shares available for issuance under the 2023 Plan. At December 31, 2024, 1,194,562 ordinary shares were reserved and available for issuance under the 2023 Plan.

2023 Employee Stock Purchase Plan

The Company’s 2023 Employee Stock Purchase Plan (the “ESPP”) became effective on October 30, 2023. The ESPP initially reserves and authorizes the issuance of up to a total of 100,000 of the Company’s ordinary shares to participating employees. The ESPP provides that the number of shares reserved and available for issuance will automatically increase on January 1, 2025 and each January 1 thereafter through January 1, 2034, by the least of (i) 100,000 ordinary shares, (ii) 1% of the outstanding number of ordinary shares on the immediately preceding December 31, or (iii) such lesser number of ordinary shares as determined by the administrator of the ESPP. On January 1, 2025, 100,000 shares were added to the ESPP according to this provision.

2024 Inducement Stock Option and Incentive Plan

The Company’s 2024 Inducement Stock Option and Incentive Plan (the “2024 Plan”), which became effective on January 12, 2024, provides for the grant of up to 300,000 of the Company’s ordinary shares. The 2024 Plan allows the Company to make equity-based incentive awards such as non-qualified stock options, share appreciation rights, RSUs, restricted share awards, unrestricted share awards, and dividend equivalent rights to persons who (a) were not previously an employee or director of the Company or (b) are commencing employment with the Company following a bona fide period of non-employment with the Company, in either case as an inducement material to the individual’s entering into employment with the Company and in accordance with the requirements of Nasdaq Stock Market Rule 5635(c)(4), subject to the provisions of the 2024 Plan.

The ordinary shares underlying any awards under the 2024 Plan that are forfeited, cancelled or held back upon exercise of settlement of an award to satisfy the exercise price or any tax withholding obligation, or are otherwise terminated or forfeited (other than by exercise) will be added back to the ordinary shares available for issuance under the 2024 Plan. At December 31, 2024, 2,700 ordinary shares were reserved and available for issuance under the 2024 Plan.

Converted Awards

On November 13, 2023, the Company entered into the employee matters agreement with the Former Parent under which the Company agreed to convert all outstanding Former Parent stock options and RSUs held by the Company’s employees under the Former Parent’s share-based compensation plans into the Company stock options and RSUs under the 2023 Plan in accordance with the conversion ratio set forth in the agreement. On December 14, 2023, the Former Parent and the Company amended the employee matters agreement to adjust the conversion ratio used to calculate the number of the Company’s RSUs issuable to each employee in exchange for each RSU of Alkermes. All outstanding equity awards held by the Company’s employees were converted and issued under the 2023 Plan in December 2023 in accordance with the amended employee matters agreement. Except for the number of underlying shares and the exercise price of the stock options, the converted awards retain substantially the same terms and conditions of the original awards, including their term and vesting conditions.

The obligation to issue replacement awards to the Company’s employees was accounted for as a modification to the original awards at the time of the Separation. The Company compared the fair value of the awards immediately before and after the Separation, resulting in incremental fair value of approximately $9.4 million. As the terms of the original employee matters agreement would have required the Company to issue approximately 8.5 million share awards to 83 employees, or 3.5 million share awards above the 5.0 million shares available for issuance under the 2023 plan, the 3.5 million shares subject to RSUs and options were accounted for as liability-classified awards and remeasured through the date on which the employee matters agreement was amended. The remeasurement of these awards resulted in the reduction of the incremental fair value associated with the modified awards of approximately $5.2 million. Of the remaining $4.2 million of incremental fair value, approximately $0.6 million was recognized immediately with the remainder to be expensed over the remaining service period. As the amendment to the employee matters agreements resulted in a decrease in the number of RSUs to be issued, no significant incremental compensation cost was incurred. The Company recorded accelerated amortization of approximately $7.3 million associated with options and RSUs that were treated as surrendered by the employees for accounting purposes in connection with the amendment to the employee matters agreement.

Former Parent Share-based Compensation Plans

The Former Parent had share-based compensation plans which provided for granting equity awards, including non-qualified and incentive stock options, RSUs, RSU awards, cash-based awards, and performance shares to employees, officers and directors of, and consultants to, the Former Parent. Prior to the Separation, all share-based compensation plans were managed on a consolidated basis by the Former Parent and share-based compensation expense was allocated to the Company related to stock options, time-based RSU awards and performance-based RSU awards issued by the Former Parent. Accordingly, the amounts presented for periods prior to the Separation are not necessarily indicative of future share-based compensation and do not necessarily reflect the amount that the Company would have issued as an independent company for the periods presented.

Stock Plan Activity

The following average assumptions were used to estimate the fair value of stock options granted by the Company during the year ended December 31, 2024 using the Black-Scholes option pricing model:

	December 31, 2024	December 31, 2023
Risk-free interest rate	3.5% - 4.6%	4.1%
Dividend rate	0%	0%
Expected volatility	81% - 87%	87.1%
Expected life (years)	2.0 - 8.0	6.0

A summary of stock option activity under the 2023 Plan and the 2024 Plan for the year ended December 31, 2024 is as follows:

	Number of Options	Weighted-Average Exercise Price
Options outstanding at December 31, 2023	3,348,715	$4.53
Granted	647,506	$4.58
Cancelled/forfeited	(1,072,805)	$4.60
Exercised	(61,762)	$3.18

Options outstanding at December 31, 2024	2,861,654	$4.54

Options exercisable at December 31, 2024	1,190,548	$4.65

The weighted average grant date fair value of stock options granted during the years ended December 31, 2024 and 2023 was $3.36 and $2.69, respectively.

At December 31, 2024, there were 2.6 million stock options vested or expected to vest, with a weighted average exercise price of $4.55 per share, a weighted average contractual remaining life of 7.4 years and an aggregate intrinsic value of $6 thousand. At December 31, 2024, the aggregate intrinsic value of stock options exercisable was $2 thousand with a weighted average remaining contractual term of 6.2 years. The number of stock options expected to vest was determined by applying the pre-vesting forfeiture rate to the total number of outstanding options. The intrinsic value of a stock option is the amount by which the market value of the underlying shares exceeds the exercise price of the stock option.

At December 31, 2024, there was $1.9 million of unrecognized share-based compensation expense related to unvested stock options, which is expected to be recognized over a weighted average period of 1.3 years.

A summary of RSU activity under the 2023 Plan and the 2024 Plan for the year ended December 31, 2024 is as follows:

	Number of Shares	Weighted-Average Grant Date Fair Value Per Share
Unvested outstanding at December 31, 2023	1,129,512	$4.45
Granted	311,511	$4.70
Vested	(343,869)	$4.33
Cancelled/forfeited	(261,701)	$4.63

Unvested outstanding at December 31, 2024	835,453	$4.54

The weighted average grant date fair value of RSUs granted during the years ended December 31, 2024 and 2023 was $4.70 and $3.61, respectively. At December 31, 2024, there was $1.4 million of unrecognized share-based compensation expense related to unvested RSUs, which will be recognized over a weighted average remaining contractual term of 1.5 years.

The following table represents share-based compensation expense included in the Company’s consolidated statements of operations and comprehensive loss:

	Year Ended December 31,
(in thousands)	2024	2023
Research and development	$2,043	$11,550
General and administrative	3,038	12,559

Total share-based compensation expense	$5,081	$24,109

9. Income Taxes

Prior to the Separation, the Company was included in the income tax returns filed by the Former Parent. In preparing the historical combined financial statements for the Company for periods prior to the Separation, the Former Parent determined the tax provision for those operations on a separate return basis. The tax provision and the related tax disclosures set out below are not necessarily representative of the tax provision and the related tax disclosures that may arise in the future.

The distribution of the Company’s loss before the provision for income taxes by geographical area consists of the following:

	Year Ended December 31,
(in thousands)	2024	2023
Ireland	$(993)	$(187,172)
U.S.	(127,521)	(8,115)

Loss before the provision for income taxes	$(128,514)	$(195,287)

The provision for income taxes consists of the following:

	Year Ended December 31,
(in thousands)	2024	2023
Current income tax provision:
U.S. federal	$—	$12,138
U.S. state	—	22
Ireland	—	—
Deferred income tax provision:
U.S. federal	—	—
U.S. state	—	—
Ireland	—	—

Total tax provision	$—	$12,160

There was no provision for income taxes for the year ended December 31, 2024 due to the Company’s operating losses and a full valuation allowance on deferred tax assets. The income tax provisions during the year ended December 31, 2023 was primarily due to U.S. current income tax expense payable by the Former Parent as a result of the required capitalization of and the amortization of R&D expenses in accordance with Section 174 of the Code.

As of December 31, 2024, the Company’s foreign subsidiaries had no undistributed earnings and the tax payable on the earnings that are indefinitely reinvested would be immaterial.

The components of the net deferred tax assets (liabilities) of the Company consist of the following:

(in thousands)	December 31, 2024	December 31, 2023
Deferred tax assets:
Net operating losses	$8,206	$714
Tax credits	10,742	584
Accrued expenses	2,126	920
Research and development expenses	28,872	2,755
Lease liability	2,130	3,156
Share-based compensation	787	1,123
Other	—	—
Less: valuation allowance	(50,696)	(5,929)

Total deferred tax assets	$2,167	$3,323

Deferred tax liabilities:
Right-of-use assets	(1,801)	(2,680)
Property and equipment	(366)	(643)

Total deferred tax liabilities	$(2,167)	$(3,323)

The activity in the valuation allowance associated with deferred taxes consists of the following:

(in thousands)	Balance at Beginning of Period	(Additions) or Reductions (1)	Balance at End of Period
Deferred tax asset valuation allowance for the year ended December 31, 2023	$(117,475)	$111,546	$(5,929)
Deferred tax asset valuation allowance for the year ended December 31, 2024	$(5,929)	$(44,767)	$(50,696)

(1)

The reductions in the year ended December 31, 2023 relate primarily to tax attributes forfeited to the Former Parent as part of the Separation. The additions in the year ended December 31, 2024 relate primarily to tax attributes generated as a result of pre-tax book losses.

At December 31, 2024, the Company maintained a valuation allowance of $50.6 million against U.S. federal, Ireland, and state deferred tax assets as the Company has determined that it is more-likely-than-not that these net deferred tax assets will not be realized. If the Company demonstrates consistent profitability in the future, the evaluation of the recoverability of these deferred tax assets could change and the valuation allowance may be released in part or in whole.

As of December 31, 2024, the Company had U.S. federal net operating losses (“NOLs”) of approximately $28.4 million which do not expire. As of December 31, 2024, the Company had U.S. federal tax credit carryforwards of $9.9 million, which will expire begin to expire in 2043. As of December 31, 2024, the Company had $1.1 million of Ireland NOLs which do not expire.

As of December 31, 2024, the Company had $32.9 million of state NOLs, approximately $32.5 million of which begin to expire in 2043, and approximately $0.4 million of which do not expire.

Under Sections 382 and 383 of the U.S. Internal Revenue Code, if a corporation undergoes an ownership change, the corporation’s ability to use its pre-ownership change NOLs and other pre-ownership change tax attributes, such as research tax credits, to offset its post-change income and taxes may be limited. In general, an ownership change occurs if there is a cumulative change in an entity’s ownership by 5% stockholders that exceeds 50 percentage points over a rolling three-year period. Similar rules may apply under U.S. state tax laws. Under the Tax Cuts and Jobs Act of 2017 (“TCJA”), the use of federal NOLs arising in taxable years beginning after December 31, 2017 is limited to 80% of current year taxable income and NOLs arising in taxable years ending after December 31, 2017 may not be carried back (though any such NOLs may be carried forward indefinitely).

The Company may have experienced an ownership change in the past and may experience ownership changes in the future as a result of future transactions in its share capital, some of which may be outside of the control of the Company. As a result, if the Company earns net taxable income, its ability to use its pre-ownership change NOLs, or other pre-ownership change tax attributes, to offset U.S. federal and state taxable income and taxes may be subject to significant limitations.

These loss and credit carryforwards are available to reduce certain future US taxable income and tax respectively. These loss and credit carryforwards are subject to review and possible adjustment by the appropriate taxing authorities and may be subject to limitations based upon changes in the ownership of our ordinary shares.

A reconciliation of the Company’s statutory tax rate to its effective tax rate is as follows:

	Year Ended December 31,
(in thousands, except percentage amounts)	2024	2023
Statutory tax rate(1)	21.0%	21.0%
Income tax provision at statutory rate	$(26,988)	$(41,089)
Foreign rate differential(2)	—	14,982
Change in valuation allowance	44,772	50,151
U.S. state income taxes, net of U.S. federal benefit	(8,755)	(85)
Non-deductible share-based compensation	405	3,680
Non-deductible executive compensation	232	—
Foreign derived intangible income	—	(10,581)
R&D credits	(9,966)	(4,990)
Other	264	(9)
Permanent items	36	101

Income tax provision	$—	$12,160

Effective tax rate	—%	(6.1)%

(1)	U.S. statutory tax rate of 21% is utilized as substantially all of the post-Separation activity is located within the U.S.
(2)	Represents pre-Separation income or losses of the Company’s Irish parent, subject to tax at a rate other than the U.S. statutory rate.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

(in thousands)	Unrecognized Tax Benefits
Balance, December 31, 2022	$2,132
Subtractions based on tax positions related to the prior period	(2,132)

Balance, December 31, 2023 and 2024	$—

In years in which the Company may have unrecognized tax benefits, such unrecognized tax benefits would affect the Company’s effective tax rate prior to taking its valuation allowance into consideration. The Company had no unrecognized tax benefits at December 31, 2024. The Company does not anticipate that the amount of existing unrecognized tax benefits will materially increase or decrease within the next 12 months. Note that the unrecognized tax benefits presented in the table above for the periods prior to the Separation were calculated based on the separate return method and do not represent the unrecognized tax benefits that transferred with the Company at the Separation.

The Company is subject to taxation in the U.S. and Ireland. At December 31, 2024, all tax returns filed subsequent to the Separation are open to examination by taxing authorities.

10. Commitments and Contingencies

The Company, from time to time, may be involved with lawsuits arising in the ordinary course of business. The Company is not involved in any pending legal proceedings that it believes could have a material adverse effect on its financial condition, results of operations or cash flows.

In the normal course of business, the Company contracts with third parties for preclinical, clinical and other research and development services. These contracts generally do not contain minimum purchase commitments and are cancellable upon notice by the Company. The Company has, however, entered into agreements with contract manufacturing organizations that include noncancellable costs or that may be subject to cancellation fees. As of December 31, 2024, open purchase commitments for such noncancellable contract manufacturing costs totaled approximately $9.3 million.

See Note 7, Leases, for information related to the Company’s lease obligations.

See Note 1, Organization and Description of Business, for information related to the tax matters agreement, which governs the Company’s and the Former Parent’s respective rights, responsibilities, and obligations with respect to taxes and which contains certain indemnifications.

11. Net Loss per Share

Basic net loss per share is computed by dividing the net loss in each period by the weighted average number of ordinary shares outstanding during such period. Diluted net loss per share is computed similarly to basic net loss per share except that the denominator is increased to include the number of additional ordinary shares that would have been outstanding if the potential ordinary shares had been issued and if the additional ordinary shares were dilutive. For the periods presented, ordinary share equivalents, consisting of share-based awards, were not included in the calculation of the diluted net loss per share because to do so would be anti-dilutive.

On November 15, 2023, the effective date of the Distribution, 16,689,740 of the Company’s ordinary shares were distributed to the Former Parent’s shareholders of record as of November 6, 2023, the record date for the Distribution. This share amount was utilized for the calculation of basic and diluted earnings per share for periods prior to the Separation as there were no shares of the Company outstanding prior to the Separation.

As of December 31, 2024 and 2023, the number of ordinary shares underlying potentially dilutive securities consist of:

	December 31,
	2024	2023
Options to purchase ordinary shares	2,861,654	3,348,715
Restricted share units	835,453	1,129,512

Total	3,697,107	4,478,227

12. Related Parties

Corporate expenses prior to the Separation represent shared costs of the Former Parent that have been allocated to the Company based on a systematic and rational methodology and are reflected as expenses in these consolidated financial statements. These amounts include, but are not limited to, items such as general management and executive oversight, costs to support the Company’s information technology infrastructure, facilities, compliance, human resources, legal and finance functions, risk management, and share-based compensation administration, all of which support the operations of the Former Parent as a whole. Corporate expense allocations in the periods prior to the Separation were generally allocated to the Company based on proportional cost allocation methods using headcount, square footage, or proportional hours worked supporting the Company and other organizational activities, as applicable, which are considered to be reasonable reflections of the utilization of services provided or benefit received by the Company during the periods presented. During the year ended December 31, 2023, total corporate expense allocations from the Former Parent for the periods prior to the Separation in G&A expenses and in R&D expenses were $17.9 million and $146.6 million, respectively. The Former Parent assumed all of the outstanding accrued liabilities and accounts payable related to the oncology business as of the date of the Separation.

Management considers the allocation methodologies used to be reasonable and appropriate reflections of the related expenses attributable to the Company prior to the Separation for purposes of the consolidated financial statements; however, the expenses reflected in these financial statements may not be indicative of the actual expenses that would have been incurred during the periods presented prior to the Separation if the Company had operated as a standalone entity. In addition, the expenses reflected in the consolidated financial statements may not be indicative of expenses that will be incurred in the future by the Company.

See Note 1, Organization and Description of Business, for details of the Company’s cash and financing arrangements. As of the date these consolidated financial statements were available for issuance, there were no existing intercompany debt or other financing agreements in place with the Former Parent. As of December 31, 2024, the Company had a receivable from the Former Parent of $0.1 million pursuant to the transition services agreements. See Note 2, Basis of Presentation and Summary of Significant Accounting Policies, for additional information on the preparation and basis of presentation of these consolidated financial statements, including the treatment of certain R&D costs not directly attributable to individual programs; cash and cash equivalents, share-based compensation, and 401(k) Plan expenses.

As of the date of the Separation, the Former Parent was no longer a related party to the Company.

13. Restructuring

On July 12, 2023, in conjunction with the Former Parent’s ongoing review of operations and the planned separation of the oncology business, the Former Parent executed a restructuring plan, which included the elimination of certain positions that were intended to transition to the Company (the “Restructuring”). Of the charge the Former Parent recorded in the year ended December 31, 2023 as a result of the Restructuring, $1.6 million was attributable to the Company. Such charge consists of one-time termination benefits for employee severance, benefits and related costs, all of which were expected to result in cash expenditures by the Former Parent, and substantially all of which were paid by the Former Parent as of September 30, 2023. Substantially all of the charge related to the Restructuring was included in research and development expenses in the Company’s consolidated statements of operations and comprehensive loss for the year ended December 31, 2023 and the Company has no remaining liability related to the restructuring as of December 31, 2024.

14. Segment Information

The Company operates as one operating and reportable segment, which is a clinical-stage oncology business focused on discovering and developing immunotherapies that may meaningfully improve the lives of patients with cancer. The Company discloses information about its operating segment based on management’s consideration of the business as one segment for making operating decisions and assessing financial performance. The accounting policies of the operating segment are described in Note 2, Basis of Presentation and Summary of Significant Accounting Policies. As the Company operates as one operating and reportable segment, intraentity sales and intraentity transfers, if any, among legal entities within the segment do not impact segment expenses or segment assets.

The Company’s CODM, the Chief Executive Officer, reviews the Company’s operating results on an aggregate basis and manages the Company’s operations on a consolidated basis as a single operating unit. The CODM assesses performance for the segment and decides how to allocate resources based on net loss. The CODM is regularly provided information on net loss and uses this information to evaluate the resources allocated to the development or commercialization of the Company’s product candidates, its operations, and its other activities, as well as to monitor budget versus actual results.

A reconciliation of the Company’s significant segment expenses to net loss is as follows:

(in thousands)	Year Ended December 31, 2024	Year Ended December 31, 2023
External R&D program expenses:
ARTISTRY-6	$11,677	$8,079
ARTISTRY-7	20,071	30,777
Early discovery programs	4,044	4,702
Other external R&D program expenses(1)	31,224	53,436

Total external R&D program expenses	67,016	96,994

Internal R&D expenses:
Employee-related	32,069	56,454
Other internal R&D expenses(2)	11,581	12,084

Total internal R&D expenses	43,650	68,538

Total R&D expenses	110,666	165,532

G&A expenses:
Employee-related	14,437	20,785
Other G&A expenses(3)	13,159	9,921

Total G&A expenses	27,596	30,706

Other segment (income) expense(4)	(9,748)	11,209

Segment net loss	$128,514	$207,447

(1)	Other external R&D program expenses included in segment net loss include expenses related to other clinical trials and general external program expenses.
(2)	Other internal R&D expenses included in segment net loss include expenses related to occupancy and depreciation.
(3)	Other G&A expenses included in segment net loss include expenses related to professional fees, information technology, depreciation, and other general G&A expenses.
(4)	Other non-operating (income) expense included in segment net loss includes interest income, tax expense, and other non-operating income and expense.

Item 9.	Changes in and Disagreements With Accountants on Accounting and Financial Disclosure.

None.

Item 9A.	Controls and Procedures.

Disclosure Controls and Procedures

Our management, with the participation of our Chief Executive Officer and Chief Financial Officer, evaluated the effectiveness of the design and operation of our disclosure controls and procedures (as defined in Rule 13a-15(e) under the Exchange Act) as of December 31, 2024. Based on that evaluation, our Chief Executive Officer and Chief Financial Officer each concluded that our disclosure controls and procedures were effective as of December 31, 2024 to provide reasonable assurance that the information required to be disclosed by us in the reports that we file under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the SEC’s rules and forms and that such information is accumulated and communicated to our management, including our Chief Executive Officer and Chief Financial Officer, as appropriate, to allow timely decisions regarding required disclosure. In designing and evaluating our disclosure controls and procedures, our management recognized that any controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives, and our management necessarily was required to apply its judgment in evaluating the cost-benefit relationship of possible controls and procedures.

Management’s Annual Report on Internal Control Over Financial Reporting

Our management is responsible for establishing and maintaining adequate internal control over financial reporting as defined in Exchange Act Rules 13a-15(f) and 15d-15(f) as a process designed by, or under the supervision of, our principal executive and principal financial officers and effected by our board of directors, management and other personnel, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles and includes those policies and procedures that:

•	Pertain to the maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of our assets;

•

Provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and our expenditures are being made only in accordance with authorizations of our management and directors; and

•	Provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of our assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Therefore, even those systems determined to be effective can provide only reasonable assurance with respect to financial statement preparation and presentation. Projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

Our management assessed the effectiveness of our internal control over financial reporting as of December 31, 2024. In making this assessment, management used the criteria set forth by the Committee of Sponsoring Organizations of the Treadway Commission (“COSO”) in Internal Control—Integrated Framework (2013 framework). Based on its assessment, our management believes that, as of December 31, 2024, our internal control over financial reporting was effective based on those criteria.

Attestation Report of the Registered Public Accounting Firm

This Annual Report does not include an attestation report of our registered public accounting firm due to an exemption established by the JOBS Act for emerging growth companies.

Changes in Internal Control over Financial Reporting

There were no changes in our internal control over financial reporting (as defined in Exchange Act Rule 13a-15(f)) that occurred during the three months ended December 31, 2024 that have materially affected, or are reasonably likely to materially affect, our internal control over financial reporting.

Item 9B.	Other Information.

Director and Officer Trading Arrangements

Director and Officer Trading Arrangements

A portion of the compensation of our directors and officers (as defined in Rule 16a-1(f) under the Exchange Act) is in the form of equity awards and, from time to time, directors and officers may engage in open-market transactions with respect to the securities acquired pursuant to such equity awards or other of our securities, including to satisfy tax withholding obligations when equity awards vest or are exercised, and for diversification or other personal reasons.

Transactions in our securities by directors and officers are required to be made in accordance with our insider trading policy, which requires that the transactions be in accordance with applicable U.S. federal securities laws that prohibit trading while in possession of material nonpublic information. Rule 10b5-1 under the Exchange Act provides an affirmative defense that enables directors and officers to prearrange transactions in our securities in a manner that avoids concerns about initiating transactions while in possession of material nonpublic information.

On October 24, 2024, Vicki Goodman, our Chief Medical Officer adopted a Rule 10b5-1 Trading Arrangement providing for the potential sale of up to 13,186 our ordinary shares obtained from the exercise of vested stock options or the vesting of restricted stock unit awards in accordance with the prices and formulas set forth in the plan. The number of ordinary shares that may be sold under this Rule 10b5-1 Trading Arrangement is not currently determinable as the number will vary based on the extent to which vesting conditions are satisfied and the market price of our ordinary shares at the time of future RSU vesting. This Rule 10b5-1 Trading Arrangement is scheduled to expire on October 20, 2025.

No other officers or directors adopted a Rule 10b5-1 Trading Arrangement during the three months ended December 31, 2024. None of our directors or officers modified or terminated a Rule 10b5-1 Trading Arrangement or adopted, modified, or terminated a non-Rule 10b5-1 trading arrangement (as defined in Item 408(c) of Regulation S-K) during the three months ended December 31, 2024.

Item 9C.	Disclosure Regarding Foreign Jurisdictions that Prevent Inspections.

Not applicable.

PART III

Item 10.	Directors, Executive Officers and Corporate Governance.

Except to the extent provided below, the information required under this item is incorporated herein by reference to the sections titled “Information Regarding Directors,” “Executive Officers” and “Corporate Governance” in Mural’s definitive proxy statement pursuant to Regulation 14A, which proxy statement will be filed with the Securities and Exchange Commission not later than 120 days after the close of Mural’s fiscal year ended fiscal year ended December 31, 2024.

We have adopted a written code of business conduct and ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer, or persons performing similar functions. A current copy of the code is posted on the investor relations section of our website, which is located at http://www.muraloncology.com. If we make any substantive amendments to, or grant any waivers from, the code of business conduct and ethics for any officer or director, we will disclose the nature of such amendment or waiver on our website.

Item 11.	Executive Compensation.

The information required under this item is incorporated herein by reference to the sections titled “Executive Compensation” and “Corporate Governance—Compensation Committee Interlocks and Insider Participation” in Mural’s definitive proxy statement pursuant to Regulation 14A, which proxy statement will be filed with the Securities and Exchange Commission not later than 120 days after the close of Mural’s fiscal year ended December 31, 2024.

Item 12.	Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters.

The information required under this item is incorporated herein by reference to the sections titled “Security Ownership of Certain Beneficial Owners and Management” and “Corporate Governance—Securities Authorized for Issuance Under Our Equity Compensation Plans” in Mural’s definitive proxy statement pursuant to Regulation 14A, which proxy statement will be filed with the Securities and Exchange Commission not later than 120 days after the close of Mural’s fiscal year ended December 31, 2024.

Item 13.	Certain Relationships and Related Transactions, and Director Independence.

The information required under this item is incorporated herein by reference to the sections titled “Transactions with Related Persons” and “Corporate Governance—Director Independence” in Mural’s definitive proxy statement pursuant to Regulation 14A, which proxy statement will be filed with the Securities and Exchange Commission not later than 120 days after the close of Mural’s fiscal year ended December 31, 2024.

Item 14.	Principal Accountant Fees and Services.

The information required under this item is incorporated herein by reference to the section titled “Proposal No. 2—Ratification of Selection of Independent Registered Public Accountants” in Mural’s definitive proxy statement pursuant to Regulation 14A, which proxy statement will be filed with the Securities and Exchange Commission not later than 120 days after the close of Mural’s fiscal year ended December 31, 2024.

PART IV

Item 15.	Exhibits and Financial Statement Schedules.

1. Financial statements are filed as part of this Annual Report on Form 10-K. The following financial statements are included in Item 8:

2. Financial statement schedules have been omitted because they are either not required or not applicable or the information is included in the consolidated financial statements or the notes thereto.

3. The following is a list of exhibits filed or furnished as part of this Annual report on Form 10-K:

Exhibit Number	Description

2.1‡	Separation Agreement, dated as of November 13, 2023, by and between Alkermes plc and Mural Oncology plc (incorporated by reference to Exhibit 2.1 to the registrant’s Current Report on Form 8-K filed with the SEC on November 15, 2023 (File No. 001-41837)).

3.1	Amended and Restated Memorandum and Articles of Association of Mural Oncology plc (incorporated by reference to Exhibit 3.1 to the registrant’s Current Report on Form 8-K, filed with the SEC on November 15, 2023 (File No. 001-41837)).

4.1*	Description of the registrant’s Securities registered under Section 12 of the Exchange Act.

10.1‡	Tax Matters Agreement, dated as of November 13, 2023, by and between Alkermes plc and Mural Oncology plc (incorporated by reference to Exhibit 10.1 to the registrant’s Current Report on Form 8-K filed with the SEC on November 15, 2023 (File No. 001-41837)).

10.2	Employee Matters Agreement, dated as of November 13, 2023, by and between Alkermes plc and Mural Oncology plc (incorporated by reference to Exhibit 10.2 to the registrant’s Current Report on Form 8-K filed with the SEC on November 15, 2023 (File No. 001-41837)).

10.3	Amendment to Employee Matters Agreement, dated as of December 14, 2023, by and between Alkermes plc and Mural Oncology plc (incorporated by reference to Exhibit 10.3 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2023).

10.4‡	Transition Services Agreement, dated as of November 13, 2023, by and between Alkermes, Inc. and Mural Oncology, Inc. (incorporated by reference to Exhibit 10.3 to the registrant’s Current Report on Form 8-K filed with the SEC on November 15, 2023 (File No. 001-41837)).

10.5‡	Transition Services Agreement, dated as of November 13, 2023, by and between Mural Oncology, Inc. and Alkermes, Inc. (incorporated by reference to Exhibit 10.4 to the registrant’s Current Report on Form 8-K filed with the SEC on November 15, 2023 (File No. 001-41837)).

10.6#	Employment Agreement, effective as of November 15, 2023, by and between Mural Oncology, Inc. and Adam Cutler (incorporated by reference to Exhibit 10.5 to the registrant’s Current Report on Form 8-K filed with the SEC on November 15, 2023 (File No. 001-41837)).

Exhibit Number	Description

10.7#	Employment Agreement, effective as of November 15, 2023, by and among Mural Oncology plc, Mural Oncology, Inc. and Dr. Caroline Loew (incorporated by reference to Exhibit 10.10 to the registrant’s Registration Statement on Form 10 filed with the SEC on October 10, 2023 (File No. 001-41837)).

10.8#	Employment Agreement, effective as of November 15, 2023, by and between Mural Oncology, Inc. and Vicki L. Goodman (incorporated by reference to Exhibit 10.7 to the registrant’s Current Report on Form 8-K filed with the SEC on November 15, 2023 (File No. 001-41837)).

10.9	Lease between Alkermes, Inc. and PDM Unit 850, LLC, dated as of April 22, 2009, as amended (incorporated by reference to Exhibit 10.8 to the registrant’s Current Report on Form 8-K filed with the SEC on November 15, 2023 (File No. 001-41837)).

10.10	Assignment and Assumption of Lease, dated as of November 13, 2023, by and between Alkermes, Inc. and Mural Oncology, Inc. (incorporated by reference to Exhibit 10.9 to the registrant’s Current Report on Form 8-K filed with the SEC on November 15, 2023 (File No. 001-41837)).

10.11#	Mural Oncology plc 2023 Stock Option and Incentive Plan, and forms of award certificates thereunder (incorporated by reference to Exhibit 10.8 to the registrant’s Registration Statement on Form 10/A filed with the SEC on October 26, 2023 (File No. 001-41837)).

10.12#	Mural Oncology plc 2024 Inducement Stock Option and Incentive Plan and forms of award agreements thereunder (incorporated by reference to Exhibit 99.1 to the registrant’s Form S-8 filed with the SEC on January 16, 2024. (File No. 333-276524)).

10.13#	Mural Oncology plc 2023 Employee Stock Purchase Plan (incorporated by reference to Exhibit 10.11 to the registrant’s Registrant Statement on Form 10/A filed with the SEC on October 26, 2023 (File No. 001-41837)).

10.14#	Form of Deed of Indemnification between Mural Oncology plc and individual directors and officers (incorporated by reference to Exhibit 10.5 to the registrant’s Registration Statement on Form 10 filed with the SEC on October 10, 2023 (File No. 001-41837)).

10.15#	Form of Indemnification Agreement between Mural Oncology, Inc. and individual directors (incorporated by reference to Exhibit 10.6 to the registrant’s Registration Statement on Form 10 filed with the SEC on October 10, 2023 (File No. 001-41837)).

10.16#	Form of Indemnification Agreement between Mural Oncology, Inc. and individual officers (incorporated by reference to Exhibit 10.7 to the registrant’s Registration Statement on Form 10 filed with the SEC on October 10, 2023 (File No. 001-41837)).

10.17#	Mural Oncology plc Senior Executive Cash Incentive Bonus Plan (incorporated by reference to Exhibit 10.17 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2023).

10.18*#	Amendment No. 1 to Employment Agreement, dated as of February 15, 2025 by and between Mural Oncology, Inc. and Caroline Loew.

10.19*#	Amendment No. 1 to Employment Agreement, dated as of February 15, 2025 by and between Mural Oncology, Inc. and Adam Cutler.

10.20*#	Amendment No. 1 to Employment Agreement, dated as of February 15, 2025 by and between Mural Oncology, Inc. and Vicki L. Goodman.

19.1*	Insider Trading Policy of Mural Oncology, Inc.

21.1*	List of subsidiaries.

23.1*	Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm.

Exhibit Number	Description

31.1*	Certification of Principal Executive Officer Pursuant to Rules 13a-14(a) and 15d-14(a) under the Securities Exchange Act of 1934, as Adopted Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

31.2*	Certification of Principal Financial Officer Pursuant to Rules 13a-14(a) and 15d-14(a) under the Securities Exchange Act of 1934, as Adopted Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

32.1+	Certification of Principal Executive Officer Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

32.2+	Certification of Principal Financial Officer Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

97.1#	Mural Oncology plc Compensation Recovery Policy (incorporated by reference to Exhibit 97.1 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2023).

101.INS	Inline XBRL Instance Document—the instance document does not appear in the Interactive Data File because XBRL tags are embedded within the Inline XBRL document.

101.SCH	Inline XBRL Taxonomy Extension Schema with Embedded Linkbase Documents.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Filed herewith.
+

The certifications furnished in Exhibit 32.1 and 32.2 that accompany this Annual Report on Form 10-K are not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended. Such certifications are not to be deemed to be incorporated by reference into any filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the registrant specifically incorporates them by reference.

‡

Schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. Mural hereby undertakes to furnish copies of any of the omitted schedules and exhibits upon request by the U.S. Securities and Exchange Commission.

#	Indicates a management contract or any compensatory plan, contract or arrangement.

Item 16.	Form 10-K Summary

None.

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

MURAL ONCOLOGY PLC

Date: March 11, 2025	By:	/s/ Adam Cutler
Adam Cutler
Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Caroline Loew Caroline Loew, Ph.D.	Director and Chief Executive Officer (Principal Executive Officer)	March 11, 2025

/s/ Adam Cutler Adam Cutler	Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)	March 11, 2025

/s/ Scott Jackson Scott Jackson, MBA	Chairman of the Board of Directors	March 11, 2025

/s/ Francis Cuss Francis Cuss, M.B., B.Chir., FRCP	Director	March 11, 2025

/s/ George Golumbeski George Golumbeski, Ph.D.	Director	March 11, 2025

/s/ Benjamin Hickey Benjamin Hickey, MBA	Director	March 11, 2025

/s/ Sachiyo Minegishi Sachiyo Minegishi, MBA	Director	March 11, 2025

Annex E

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 10-Q

(Mark One)

☒	QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the quarterly period ended March 31, 2025

OR

☐	TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the transition period from       to

Commission File Number: 001-41837

Mural Oncology plc

(Exact Name of Registrant as Specified in its Charter)

Ireland	98-1748617
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

10 Earlsfort Terrace Dublin 2, D02 T380, Ireland	Not Applicable
(Address of principal executive offices)	(Zip Code)

+353-1-905-8020

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, nominal value $0.01 per share	MURA	The Nasdaq Global Market

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes ☒ No ☐

Indicate by check mark whether the registrant has submitted electronically every Interactive Data File required to be submitted pursuant to Rule 405 of Regulation S-T (§232.405 of this chapter) during the preceding 12 months (or for such shorter period that the registrant was required to submit such files). Yes ☒ No ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, smaller reporting company, or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company,” and “emerging growth company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☐	Accelerated filer	☐

Non-accelerated filer	☒	Smaller reporting company	☒

		Emerging growth company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act). Yes ☐ No ☒

As of May 1, 2025, the registrant had 17,268,881 ordinary shares, nominal value $0.01 per share, outstanding.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This Quarterly Report on Form 10-Q includes forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act and Section 21E of the Securities Exchange Act of 1934, as amended, that involve substantial risks and uncertainties. All statements contained in this Quarterly Report, other than statements of historical facts, including statements about future events, future financial position, business strategy, budgets, projected costs, plans and objectives of management for future operations, are forward-looking statements that involve certain risks and uncertainties. Use of the words “may,” “will,” “would,” “could,” “should,” “believes,” “estimates,” “projects,” “potential,” “expects,” “plans,” “seeks,” “intends,” “evaluates,” “pursues,” “anticipates,” “continues,” “designs,” “impacts,” “affects,” “forecasts,” “target,” “outlook,” “initiative,” “objective,” “designed,” “priorities,” “goal” or the negative of those words or other similar expressions may identify forward-looking statements that represent our current judgment about possible future events, but the absence of these words does not necessarily mean that a statement is not forward-looking.

Forward-looking statements are based on our current expectations and assumptions regarding our business, the economy and other future conditions. Because forward-looking statements relate to the future, by their nature, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. As a result, our actual results may differ materially from those contemplated by the forward-looking statements. Forward-looking statements in this Quarterly Report include statements about, among other things:

•	the outcome of our exploration of strategic alternatives and our ability to consummate any such transaction;

•	our post-Separation (as defined below) relationships with Alkermes plc (the “Former Parent” or “Alkermes”), third parties, collaborators and our employees;

•	our ability to efficiently discover and develop product candidates;

•	our ability and the potential of third parties to successfully manufacture our drug substances and product candidates;

•	the ability and willingness of our third-party strategic collaborators to continue research and development activities relating to our development candidates;

•	our ability to obtain funding for our operations necessary to complete further development of our product candidates;

•	the safety profile and related adverse events of our product candidates;

•	the implementation of our business model, and strategic plans for our business and product candidates;

•	the scope of protection we are able to establish and maintain for intellectual property rights covering our product candidates;

•	estimates of our future expenses, revenue, capital requirements, and our needs for additional financing;

•

the potential benefits of strategic collaboration agreements, our ability to enter into strategic collaborations or arrangements, and our ability to attract collaborators with development, regulatory and commercialization expertise;

•	future agreements with third parties in connection with the commercialization of product candidates and any product, if approved;

•	our financial performance;

•	regulatory developments in the U.S. and relevant non-U.S. countries and the impact of U.S. and non-U.S. laws and regulations;

•	our ability to contract with third-party suppliers and manufacturers and their ability to perform adequately;

•	our ability to manufacture, or have manufactured, our products or product candidates;

•	the success of competing therapies that are or may become available;

•	our ability to attract and retain key management personnel;

•	potential indemnification liabilities that we may owe to the Former Parent following the separation of its oncology business, resulting in our being a standalone public company (the “Separation”);

•

the tax treatment of the Separation and the distribution of our ordinary shares to the Former Parent’s shareholders (the “Distribution”) and the limitations imposed on us under the tax matters agreement that we have entered into with the Former Parent;

•

the impact of global economic and political developments on our business, including rising inflation and interest rates, capital market disruptions, bank failures, government shutdowns, economic sanctions and economic slowdowns or recessions that may result from such developments which could harm our research and development efforts as well as the value of our ordinary shares and our ability to access capital markets; and

•	other risks and uncertainties, including those under the caption “Risk Factors.”

See Part II, Item 1A, “Risk Factors” for a further description of important factors that could cause actual results to differ materially from those in the forward-looking statements. Although we have attempted to identify important risk factors, there may be other risk factors not presently known to us or that we presently believe are not material that could cause actual results and developments to differ materially from those made in or suggested by the forward-looking statements contained in this Quarterly Report. If any of these risks materialize, or if any of the above assumptions underlying forward-looking statements prove incorrect, actual results and developments may differ materially from those made in or suggested by the forward-looking statements contained in this Quarterly Report. For the reasons described above, we caution you against relying on any forward-looking statements, which should also be read in conjunction with the other cautionary statements that are included elsewhere in this Quarterly Report and our other filings with the Securities and Exchange Commission. Any forward-looking statement made by us in this Quarterly Report speaks only as of the date thereof. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to publicly update or to revise any forward-looking statement, whether as a result of new information, future developments, or otherwise, except as may be required by law.

Throughout this Quarterly Report on Form 10-Q, unless the context requires otherwise, all references to “Mural,” “the Company,” “we,” “our,” “us” or similar terms refer to Mural Oncology plc, together with its consolidated subsidiaries.

SUMMARY OF THE MATERIAL RISKS ASSOCIATED WITH OUR BUSINESS

Our business is subject to a number of risks that, if realized, could materially affect our business, prospects, operating results and financial condition. These risks are discussed more fully in the “Risk Factors” section of this Quarterly Report. These risks include, but are not limited to, the following:

•

We may not be successful in identifying and implementing any strategic transaction and any strategic transactions that we may consummate in the future could have negative consequences. Even if we successfully consummate any transaction from our strategic evaluation, we may fail to realize all of the anticipated benefits of the transaction, those benefits may take longer to realize than expected, or we may encounter integration difficulties.

•

Our corporate restructuring and the associated headcount reduction may not result in anticipated savings, could result in total costs and expenses that are greater than expected and could disrupt our business.

•	Because we have a limited operating history as a standalone company, valuing our business and predicting our prospects is challenging.

•

Our business has incurred significant losses and we anticipate that we will continue to incur significant losses for the foreseeable future. We have no products approved for commercial sale and have not generated any revenue from product sales. We may never generate any revenue or become profitable or, if we achieve profitability, we may not be able to sustain it.

•

We will need to raise additional funding to advance our product candidates, which may not be available on acceptable terms, or at all. If we are unable to obtain additional funding when needed, we may have to delay or scale back some of our programs or grant rights to third parties to develop and market our product candidates.

•

If we are unable to successfully complete clinical development of, obtain regulatory approval for, or commercialize our product candidates, or if we experience delays in doing so, our business will be materially harmed.

•

Biopharmaceutical product development involves a lengthy and expensive process, with an uncertain outcome. We may incur additional unexpected costs or experience delays in completing, or ultimately be unable to complete, the development and commercialization of our product candidates.

•

Delays or difficulties in the enrollment of patients in any future clinical trials could cause our clinical development activities to be delayed or otherwise adversely affected, which could materially impact our business.

•

If our clinical trials fail to replicate positive results from earlier preclinical studies or clinical trials conducted by us or third parties, we may be unable to successfully develop, obtain regulatory approval for or commercialize our product candidates.

•

Side effects, serious adverse events, or other undesirable properties could arise from the use of our product candidates and, in turn, could delay or halt clinical trials, delay or prevent regulatory approval, result in a restrictive label for our products, if approved, or result in significant negative consequences following any marketing approval.

•	We may not be successful in our efforts to identify or discover additional product candidates.

•

The regulatory approval process for any future product candidates will be lengthy, time-consuming and inherently unpredictable and we may experience significant delays in the clinical development and regulatory approval, if any, of our product candidates.

•	Manufacturing of biological products is complex, and we may experience manufacturing problems that result in delays in our development or commercialization programs.

•	We face substantial competition, which may result in others discovering, developing or commercializing products before or more successfully than we do.

•

We could be unsuccessful in obtaining or maintaining adequate patent protection for one or more of our product candidates, or the scope of our patent protection could be insufficiently broad, which could result in competition and a decrease in the potential market share for our product candidates.

•

If the Separation and the Distribution from the Former Parent, in relevant part and together with certain related transactions, do not qualify as transactions that are tax-free for U.S. federal income tax purposes, certain U.S. subsidiaries of the Former Parent and the Former Parent’s shareholders could be subject to significant tax liabilities, and we could be required to indemnify the Former Parent or its subsidiaries for material taxes pursuant to indemnification obligations under the tax matters agreement which we entered into with the Former Parent in connection with the Separation.

•

We are an “emerging growth company” and a “smaller reporting company” and the reduced disclosure requirements applicable to emerging growth companies and smaller reporting companies may make our ordinary shares less attractive to investors.

•

The price of our ordinary shares is subject to volatility related or unrelated to our operations. An active trading market for our ordinary shares may not develop or be sustained and our shareholders may not be able to resell their ordinary shares.

•

We are incorporated under the laws of Ireland. Irish law differs from the laws in effect in the U.S. and might afford less protection to the holders of our securities, and any actual or potential takeover offer for us will be subject to the Irish Takeover Rules.

PART I—FINANCIAL INFORMATION

Item 1. Financial Statements.

Mural Oncology plc and Subsidiaries

Condensed Consolidated Balance Sheets

(Unaudited)

	March 31, 2025	December 31, 2024
	(in thousands)
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$106,682	$115,462
Marketable securities	1,000	28,923
Receivable from Former Parent	55	51
Prepaid expenses	9,203	7,676
Other current assets	711	805

Total current assets	117,651	152,917

Property and equipment, net	6,879	7,715
Right-of-use assets	5,577	6,783
Restricted cash	1,969	1,969
Other assets	3	10

TOTAL ASSETS	$132,079	$169,394

LIABILITIES AND EQUITY
CURRENT LIABILITIES:
Accounts payable	$1,882	$2,056
Accrued expenses	15,291	18,534
Operating lease liabilities—short-term	5,980	5,560
Other current liabilities	—	45

Total current liabilities	23,153	26,195

Operating lease liabilities—long-term	804	2,462
Other liabilities	235	235

Total liabilities	24,192	28,892

Commitments and contingencies (Note 10)
Preferred shares, nominal value $0.01; 50,000,000 shares authorized at March 31, 2025 and December 31, 2025; no shares issued or outstanding at March 31, 2025 or December 31, 2024	—	—
Ordinary shares, nominal value $0.01; 450,000,000 ordinary shares authorized at March 31, 2025 and December 31, 2024; 17,264,817 and 17,095,371 shares issued and outstanding at March 31, 2025 and December 31, 2024, respectively	173	171
Additional paid-in capital	300,221	299,682
Unrealized gain on marketable securities	1	20
Accumulated deficit	(192,508)	(159,371)

Total equity	107,887	140,502

TOTAL LIABILITIES AND EQUITY	$132,079	$169,394

See accompanying notes to the unaudited condensed consolidated financial statements.

Mural Oncology plc and Subsidiaries

Condensed Consolidated Statements of Operations and Comprehensive Loss

(Unaudited)

	Three Months Ended March 31,
	2025	2024
	(in thousands except share and per share amounts)
Operating expenses
Research and development	$27,425	$26,868
General and administrative	6,959	7,165

Total operating expenses	34,384	34,033

Operating loss	(34,384)	(34,033)
Other income	1,247	3,116

Net loss	$(33,137)	$(30,917)

Other comprehensive loss:
Unrealized loss on marketable securities	$(19)	$(74)

Other comprehensive loss	(19)	(74)

Comprehensive loss	$(33,156)	$(30,991)

Net loss per ordinary share—basic and diluted	$(1.93)	$(1.84)

Weighted average ordinary shares outstanding—basic and diluted	17,168,808	16,793,657

See accompanying notes to the unaudited condensed consolidated financial statements.

Mural Oncology plc and Subsidiaries

Condensed Consolidated Statements of Equity (Deficit)

(Unaudited)

	Ordinary Shares
	Shares	Amount	Additional Paid in Capital	Accumulated Other Comprehensive (Loss)/Gain	Accumulated Deficit	Total Equity
	(in thousands, except share data)
Balance, December 31, 2024	17,095,371	$171	$299,682	$20	$(159,371)	$140,502
Issuance of ordinary shares under employee share plans	169,446	2	26	—	—	28
Share-based compensation expense	—	—	513	—	—	513
Unrealized loss on marketable securities	—	—	—	(19)	—	(19)
Net loss	—	—	—	—	(33,137)	(33,137)

Balance, March 31, 2025	17,264,817	$173	$300,221	$1	$(192,508)	$107,887

	Ordinary Shares
	Shares	Amount	Additional Paid in Capital	Accumulated Other Comprehensive (Loss)/Gain	Accumulated Deficit	Total Equity
	(in thousands, except share data)
Balance, December 31, 2023	16,689,740	$167	$294,507	$—	$(30,857)	$263,817
Issuance of ordinary shares under employee share plans	232,810	2	(2)	—	—	—
Share-based compensation expense	—	—	2,101	—	—	2,101
Unrealized loss on marketable securities	—	—	—	(74)	—	(74)
Net loss	—	—	—	—	(30,917)	(30,917)

Balance, March 31, 2024	16,922,550	$169	$296,606	$(74)	$(61,774)	$234,927

See accompanying notes to the unaudited condensed consolidated financial statements.

Mural Oncology plc and Subsidiaries

Condensed Consolidated Statements of Cash Flows

(Unaudited)

	Three Months Ended March 31,
	2025	2024
	(in thousands)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(33,137)	$(30,917)
Adjustments to reconcile net loss to cash flows from operating activities:
Depreciation	851	846
Share-based compensation expense	513	2,199
Amortization of discount on marketable securities	(96)	—
Changes in assets and liabilities:
Receivable from Former Parent	(4)	3,653
Prepaid expenses	(1,527)	(5,089)
Other current assets	94	167
Right-of-use assets	1,206	1,329
Other assets	7	(77)
Accounts payable and accrued expenses	(3,422)	(7,926)
Operating lease liabilities	(1,238)	(1,523)
Other liabilities	(45)	—

Cash flows used in operating activities	(36,798)	(37,338)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of marketable securities	—	(124,485)
Sales and maturities of marketable securities	28,000	—
Additions of property and equipment	(10)	(55)

Cash flows provided by (used in) investing activities	27,990	(124,540)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from issuance of ordinary shares under employee share plans	28	—

Cash flows provided by financing activities	28	—

Net decrease in cash, cash equivalents and restricted cash	(8,780)	(161,878)
Cash, cash equivalents and restricted cash—beginning of period	117,431	271,110

Cash, cash equivalents and restricted cash—end of period	$108,651	$109,232

SUPPLEMENTAL CASH FLOW DISCLOSURE:
Non-cash investing and financing activities:
Purchased capital expenditures included in accounts payable and accrued expenses	$5	$—
RECONCILIATION OF BALANCE SHEET TO STATEMENT OF CASH FLOWS:
Cash and cash equivalents	$106,682	$107,263
Restricted cash	1,969	1,969

Total cash, cash equivalents and restricted cash as shown in the statement of cash flows	$108,651	$109,232

See accompanying notes to the unaudited condensed consolidated financial statements.

Mural Oncology plc and Subsidiaries

Notes to Condensed Consolidated Financial Statements

(Unaudited)

1. Organization and Description of Business

Mural Oncology plc, an Irish public limited company, and its consolidated subsidiaries (“Mural” or the “Company”) is an oncology company that has focused on discovering and developing immunotherapies that may meaningfully improve the lives of patients with cancer. By leveraging its core competencies in immune cell modulation and protein engineering, the Company developed a portfolio of investigational cytokine therapies designed to address areas of unmet need for patients with a variety of cancers.

On March 25, 2025, the Company announced that, based on the interim analysis of results, its Phase 3 ARTISTRY-7 trial of nemvaleukin alfa (“nemvaleukin”) in combination with pembrolizumab did not achieve its primary endpoint of a statistically significant improvement in overall survival versus investigator’s choice chemotherapy. The Company also announced that ARTISTRY-7 would not continue to final analysis and the Company would cease development of nemvaleukin for platinum resistant ovarian cancer (“PROC”). On April 15, 2025, the Company announced that following review of data from its Phase 2 ARTISTRY-6 trial of nemvaleukin in mucosal and cutaneous melanoma and the previously announced results from the ARTISTRY-7 trial, the Company was discontinuing all clinical development of nemvaleukin and planned to immediately commence an exploration of strategic alternatives focused on maximizing shareholder value. See Note 14, Subsequent Events, for additional information.

The Company was established as a shelf company in May 2017 as a private company limited by shares and was de-shelved in 2023 in connection with the Separation. In August 2023, the legal status of the Company under Irish law was altered to that of a public limited company.

The Company is subject to risks and uncertainties common to early-stage companies in the biotechnology industry. There can be no assurance that the Company’s research and development (“R&D”) will be successfully completed, that any products developed will obtain necessary government regulatory approval or that any products, if approved, will be commercially viable. The Company operates in an environment of rapid technological innovation and substantial competition from pharmaceutical and biotechnological companies. In addition, the Company is dependent upon the services of its employees, consultants and service providers. Even if the Company’s product development efforts are successful, it is uncertain when, if ever, the Company will realize significant product revenue from product sales.

The Separation

On November 2, 2022, Alkermes plc, an Irish public limited company, and its consolidated subsidiaries’ (the “Former Parent” or “Alkermes”) announced its intent, as approved by its board of directors, to explore the separation of the Former Parent’s oncology business from the Former Parent’s neuroscience business on November 15, 2023 (the “Separation”) and the creation of the Company, as a result of the Distribution (as defined below), as an independent, publicly traded company, which holds the assets, liabilities, and operations associated with the oncology business.

In connection with the Separation, on November 13, 2023, the Company entered into certain agreements with the Former Parent to provide a framework for the Company’s relationship with the Former Parent following the Separation. These agreements include:

•	a separation agreement;

•	a tax matters agreement;

•	an employee matters agreement;

•	a lease assumption agreement; and

•	transition services agreements.

The separation agreement sets forth the Company’s agreements with the Former Parent regarding the principal actions to be taken by the Company and the Former Parent in connection with the Separation, including those related to the distribution of the Company’s ordinary shares to the Former Parent’s shareholders (the “Distribution”). The separation agreement identifies the assets transferred to, liabilities assumed by and contracts assigned to the Company, including the Winter Street Lease (as defined in Note 7, Leases), as part of the Separation, and provides for when and how such transfers, assumptions and assignments occurred. Under the terms of the separation agreement, the Former Parent granted the Company a perpetual, worldwide, non-exclusive, royalty-free, fully paid-up license (or, as the case may be, sublicense) to any intellectual property controlled by the Former Parent as of the date of the Distribution, allowing the Company to use such intellectual property for the oncology business, and the Company granted the Former Parent a perpetual, worldwide, non-exclusive, royalty-free, fully paid-up license (or, as the case may be, sublicense) to intellectual property transferred to the Company as part of the Separation for the Former Parent’s use outside of the oncology business. Each of the Company and the Former Parent agreed to releases with respect to pre-Distribution claims, and cross-indemnities with respect to post-Distribution claims, that are principally designed to place financial responsibility for the obligations and liabilities allocated to the Company under the separation agreement with the Company, and financial responsibility for the obligations and liabilities allocated to the Former Parent under the separation agreement with the Former Parent.

The tax matters agreement governs the Company’s and the Former Parent’s respective rights, responsibilities, and obligations with respect to taxes (including taxes arising in the ordinary course of business and incurred as a result of any failure of the Distribution, together with certain related transactions, to qualify as tax-free for U.S. federal income tax purposes), tax attributes, the preparation and filing of tax returns, the control of audits and other tax proceedings, and assistance and cooperation in respect to tax matters.

The employee matters agreement, as amended in December 2023, governs the Company’s and the Former Parent’s rights, responsibilities, and obligations after the Separation with respect to employment, benefits and compensation matters relating to employees and former employees (and their respective dependents and beneficiaries) who are or were associated with the Former Parent, including those who became employees of the Company in connection with the Separation. The employee matters agreement also specifies the allocation of assets and liabilities generally relating to employees, employment or service-related matters and employee benefit plans; other human resources, employment and employee benefits matters; and the treatment of equity-based awards granted by the Former Parent prior to the Separation to employees who became employees of the Company in connection with the Separation.

Under the terms of the lease assumption agreement, the Company assumed all of the Former Parent’s obligations under the Winter Street Lease.

The Company and the Former Parent entered into two transition services agreements, pursuant to one of which (the “Alkermes Services Agreement”) the Former Parent and its subsidiaries agreed to provide, on an interim, transitional basis, various services to the Company, and the second of which (the “Mural Services Agreement”) the Company and its subsidiaries agreed to provide certain services to the Former Parent, in each case for a term of two years following the Separation, unless earlier terminated in accordance with the terms of the applicable agreement. The Alkermes Services Agreement terminated on March 31, 2025, upon completion of all services to be provided pursuant to this agreement. The Mural Services Agreement terminated on January 31, 2024, upon completion of all services to be provided pursuant to this agreement.

On November 14, 2023, in connection with the Separation, the Company received a cash contribution of $275.0 million from the Former Parent.

The Former Parent effected the Separation through the Distribution on November 15, 2023. Liabilities incurred prior to the Separation remained obligations of the Former Parent unless otherwise specified in the agreements entered into between the Company and the Former Parent. On the effective date of the Distribution, each Alkermes shareholder received one ordinary share of the Company for every ten ordinary shares of Alkermes held as of the close of business on November 6, 2023, the record date for the Distribution. Registered shareholders received cash in lieu of any fractional ordinary shares of the Company that they would have received as a result of the application of the distribution ratio. As a result of the Separation and the Distribution, the Company operates as an independent, publicly traded company and commenced trading under the symbol “MURA” on the Nasdaq Global Market on November 16, 2023.

Liquidity and Going Concern

The Company has the responsibility to evaluate whether conditions and/or events raise substantial doubt about its ability to meet its future financial obligations as they become due within one year after the date that the financial statements are issued.

Since its inception, the Company has generated operating losses and negative cash flows from operations and expects to continue to incur operating losses and negative cash flows for the foreseeable future. To date, the Company has funded its operations and capital needs through the funding received from the Former Parent through the date of the Separation, including the cash contribution of $275.0 million received from the Former Parent in the fourth quarter of 2023, at the time of the Separation. The Company’s ability to continue development of its product candidates is dependent on its ability to raise additional funding. The Company’s existing cash, cash equivalents, and marketable securities of $107.7 million as of March 31, 2025 will not be sufficient to fund continued development of its product candidates and at the same time meet its existing obligations.

In the first quarter of 2025, the Company announced that it would cease development of nemvaleukin for PROC following a review of the interim analysis of the data from its ARTISTRY-7 trial. In the second quarter of 2025, the Company further announced that it would cease all remaining clinical development of nemvaleukin, that it was reducing the Company’s workforce by approximately 90%, and that it would immediately commence the exploration of strategic alternatives focused on maximizing shareholder value. As of March 31, 2025, the Company does not have a strategic alternative under development. See Note 14, Subsequent Events, for additional information.

The strategic alternatives being explored include, but are not limited to, an offer for acquisition of the Company, merger, business combination, or other transaction. While the Company has not set a timetable for completion of this process, further updates and developments will be disclosed as appropriate or where necessary under regulatory requirements. There can be no assurance that the exploration of strategic alternatives will result in the Company pursuing a transaction or that any acquisition or other transaction involving the Company will be completed, nor as to the terms on which any acquisition or other transaction will occur, if at all.

For the four-year period beginning two years before and ending two years after the Distribution, the Company is prohibited under the tax matters agreement with the Former Parent from taking or failing to take actions that would prevent the Separation and the Distribution, in relevant part and together with certain related transactions, from qualifying as transactions that are tax-free for U.S. federal income tax purposes under Sections 355 and 368(a)(1)(D) of the Internal Revenue Code of 1986, as amended (the “Code”), which may limit for a period of time its ability to pursue certain strategic transactions, equity issuances or repurchases or other transactions.

Although following discontinuation of the clinical development of nemvaleukin and the related reduction in force, the Company will have sufficient cash to fund its operations for the next twelve months from the date this Quarterly Report is issued, there can be no assurance that a strategic transaction will be completed and the

Company’s board of directors may decide to pursue a dissolution and liquidation of the Company, amongst other alternatives. Due to the inherent uncertainty in the timing and cost of potential strategic alternatives, including impact on its cash consumption, the Company has concluded that as of the date of this Quarterly Report there is substantial doubt about its ability to continue as a going concern. If the Company is unable to raise additional funds when needed or enter into a transaction, the Company may be required to delay, limit, reduce or terminate its strategic process.

The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and satisfaction of liabilities in the ordinary course of business. The condensed consolidated financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or the amounts and classifications that may result from the outcome of the uncertainties described above.

2. Basis of Presentation and Summary of Significant Accounting Policies

Basis of Presentation

The accompanying unaudited condensed consolidated financial statements include the accounts of Mural Oncology plc and its wholly-owned subsidiaries. The unaudited condensed consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). All intercompany transactions and accounts within the Company have been eliminated.

Unaudited Interim Financial Information

The accompanying condensed consolidated financial statements of the Company for the three months ended March 31, 2025 and 2024 are unaudited and have been prepared on a basis substantially consistent with the audited financial statements for the year ended December 31, 2024. The year-end condensed consolidated balance sheet data, which are presented for comparative purposes, were derived from audited financial statements but do not include all disclosures required by GAAP. In the opinion of management, the condensed consolidated financial statements include all adjustments of a normal recurring nature that are necessary to state fairly the results of operations for the reported periods. The financial data and other information disclosed in these notes related to the three months ended March 31, 2025 and 2024 are also unaudited.

Certain information and footnote disclosures normally included in financial statements prepared in accordance with GAAP have been condensed or omitted pursuant to the rules and regulations of the Securities and Exchange Commission for interim financial statements. These unaudited interim condensed consolidated financial statements should be read in conjunction with the audited annual consolidated financial statements as of and for the year ended December 31, 2024 and the notes thereto, which are included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 (the “Annual Report on Form 10-K”). The results for the three months ended March 31, 2025 are not necessarily indicative of results to be expected for the year ending December 31, 2025, any other interim periods, or any future year or period.

Use of Estimates

The preparation of the Company’s unaudited condensed consolidated financial statements in accordance with GAAP requires the Company to make estimates, judgments and assumptions that may affect the reported amounts of assets, liabilities and expenses and the related disclosure of contingent assets and liabilities. On an ongoing basis, the Company evaluates its estimates and judgments and methodologies including, but not limited to, those related to allocation of corporate expenses, accrued research and development expenses, the impairment of long-lived assets, measurement of share-based compensation, leases, and income taxes including the valuation allowance for deferred tax assets. The Company bases its estimates on historical experience, known trends and events, and various other factors that are believed to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities that are not readily apparent from other sources. Actual results may differ from these estimates under different assumptions or conditions.

Significant Accounting Policies

The significant accounting policies used in preparation of these unaudited condensed consolidated financial statements as of and for the three months ended March 31, 2025 and 2024 are consistent with those discussed herein and in Note 2, Basis of Presentation and Summary of Significant Accounting Policies, in the “Notes to Consolidated Financial Statements” accompanying the Company’s Annual Report on Form 10-K.

Recently Issued Accounting Pronouncements

From time to time, new accounting pronouncements are issued by the Financial Accounting Standards Board (the “FASB”) or other standard-setting bodies that are adopted by the Company as of the specified effective date. Unless otherwise discussed, the Company believes that the impact of recently issued standards that are not yet effective will not have a material impact on its financial position or results of operations upon adoption.

In December 2023, the FASB issued ASU No. 2023-09, Income Taxes (Topic 740): Improvements to Income Tax Disclosures (“ASU 2023-09”). ASU 2023-09 requires public entities to provide enhanced disclosure of specific categories of reconciling items included in the rate reconciliation; disclosure of the nature, effect and underlying causes of each reconciling item in the rate reconciliation and the judgment used in the categorization of such items; and enhanced disclosures for income taxes paid. The amendments in this ASU are effective for fiscal years beginning after December 15, 2024, with early adoption permitted. The Company is evaluating the impact of the adoption of ASU 2023-09 on its consolidated financial statements and disclosures.

In November 2024, the FASB issued ASU No. 2024-03, Income Statement—Reporting Comprehensive Income—Expense Disaggregation Disclosures (Subtopic 220-40): Disaggregation of Income Statement Expenses (“ASU 2024-03”). ASU 2024-03 requires public entities to disaggregate certain costs and expenses, including disclosure of the amounts of (a) purchases of inventory, (b) employee compensation, (c) depreciation, (d) intangible asset amortization, and (e) depreciation, depletion, and amortization recognized as part of oil and gas-producing activities included in each relevant expense caption; inclusion of certain amounts already required to be disclosed in the same disclosure; qualitative description of amounts not disaggregated; and a disclosure of the total amount of selling expenses along with the entity’s definition of selling expenses. The amendments in this ASU are effective for fiscal years beginning after December 15, 2026 and interim reporting periods beginning after December 15, 2027, with early adoption permitted. The Company is evaluating the impact of the adoption of ASU 2024-03 on its consolidated financial statements and disclosures.

3. Cash, Cash Equivalents and Marketable Securities

As of March 31, 2025 and December 31, 2024, the Company had cash and cash equivalents of $106.7 million and $115.5 million, respectively, and marketable securities of $1.0 million and $28.9 million, respectively. In addition, the Company had a long-term restricted cash balance of $2.0 million as of each of March 31, 2025 and December 31, 2024, which was restricted for a letter of credit and for use pertaining to corporate credit cards. See Note 7, Leases, for additional information regarding the letter of credit.

Cash and cash equivalents are carried at cost, which approximates fair market value. Marketable securities are classified as available for sale and are recorded at fair value with the related unrealized gains and losses included in accumulated other comprehensive gain (loss), a component of equity. All of the realized gains and losses on the sale of these marketable securities are determined using the specific identification method. There were no realized gains or losses as of March 31, 2025 or December 31, 2024. Aggregated by investment category, there were no marketable securities in an unrealized loss position as of March 31, 2025 or December 31, 2024.

The Company holds marketable securities that are sensitive to interest rate changes. Marketable securities with fixed interest rates may have their market value adversely impacted by a rise in interest rates, while floating rate marketable securities may produce less income than expected if interest rates fall. If interest rates were to fluctuate by 1%, the expected impact on the Company’s annual net loss would be immaterial.

Marketable securities, all of which had maturities of less than one year, consisted of the following:

	March 31, 2025
(in thousands)	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
Marketable securities:
U.S. government agency and treasury securities	$999	$1	$—	$1,000

Total marketable securities	$999	$1	$—	$1,000

	December 31, 2024
(in thousands)	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
Marketable securities:
U.S. government agency and treasury securities	$28,903	$20	$—	$28,923

Total marketable securities	$28,903	$20	$—	$28,923

4. Fair Value

The following tables present information about the Company’s financial assets measured and recognized at fair value on a recurring basis classified under the appropriate level of the fair value hierarchy as of March 31, 2025 and December 31, 2024. The Company’s marketable securities classified as Level 2 within the fair value hierarchy were initially valued at the transaction price and subsequently valued, at the end of each reporting period, utilizing market-observable data. The Company validated the prices developed using the market-observable data by obtaining market values from other pricing sources and confirming that the relevant markets were active. The fair value of these financial assets was determined based on three levels of input as follows:

•	Level 1—Quoted prices in active markets for identical assets;

•	Level 2—Observable inputs other than quoted prices in active markets; and

•	Level 3—Unobservable inputs.

(in thousands)	March 31, 2025	Level 1	Level 2	Level 3
Assets:
Cash equivalents	$106,253	$106,253	$—	$—
Marketable securities:
U.S. government agency and treasury securities	1,000	—	1,000	—

Total	$107,253	$106,253	$1,000	$—

(in thousands)	December 31, 2024	Level 1	Level 2	Level 3
Assets:
Cash equivalents	$114,944	$114,944	$—	$—
Marketable securities:
U.S. government agency and treasury securities	28,923	—	28,923	—

Total	$143,867	$114,944	$28,923	$—

5. Property and Equipment, Net

Property and equipment, net consisted of the following:

(in thousands)	March 31, 2025	December 31, 2024
Furniture, fixtures and equipment	$21,513	$21,513
Leasehold improvements	23,228	23,228
Construction in progress	15	—

Subtotal	44,756	44,741
Less: accumulated depreciation	(37,877)	(37,026)

Total property and equipment, net	$6,879	$7,715

Depreciation expense was $0.9 million and $0.8 million for the three months ended March 31, 2025 and 2024, respectively.

6. Accrued Expenses

Accrued expenses consisted of the following:

(in thousands)	March 31, 2025	December 31, 2024
Accrued external research and development services	$12,125	$9,332
Accrued general and administrative	2,193	1,026
Accrued compensation	921	8,111
Accrued other	52	65

Total accrued expenses	$15,291	$18,534

7. Leases

The Company’s only lease as of March 31, 2025 and December 31, 2024 was an operating lease for approximately 180,000 square feet of corporate office space, administrative areas and laboratories at 850 and 852 Winter Street in Waltham, Massachusetts, which includes 34,000 square feet of laboratory space (as amended, the “Winter Street Lease”). Under the terms of the Winter Street Lease, the Company also has the ability to sub-lease its corporate office and laboratory space. The original lease commenced in 2010 and was extended, at the Former Parent’s option, for approximately five years in 2020. The lease extension commenced in March 2021 for approximately 163,000 square feet of space and in September 2021 for the remaining approximately 17,000 square feet of space. The Winter Street Lease expires in 2026 and includes a tenant option to extend the term of the lease for an additional five-year period, which the Company is not reasonably certain to exercise.

The Winter Street Lease was assigned to the Company in connection with the Separation and is used solely for operations of the Company. The Former Parent has been primarily obligated to the landlord for the Winter Street Lease, and, following the Separation, the Former Parent is jointly and severally liable with the Company for, and continues to guarantee, all obligations under the Winter Street Lease. As of December 31, 2023, the Former Parent was the applicant with respect to a letter of credit security deposit that secured the obligations of the tenant under the Winter Street Lease. The Former Parent maintained a $1.9 million collateralized letter of credit (the “Former Parent Letter of Credit”) related to such security deposit as of December 31, 2023. On January 3, 2024, the Company entered into a $1.7 million collateralized letter of credit that secures the obligations of the tenant under the Winter Street Lease. This letter of credit replaced the $1.9 million Former Parent Letter of Credit.

On August 16, 2024, the Company entered into a sub-lease pursuant to which the Company sub-leased to a third party approximately 5,155 square feet of office space and approximately 3,739 square feet of laboratory space that the Company leases under the Winter Street Lease and the Company also entered into a separate sub-lease pursuant to which the Company sub-leased to another third party (both sub-lessees together, the “August Sub-lessees”) approximately 3,387 square feet of office space and approximately 2,690 square feet of laboratory space that the Company leases under the Winter Street Lease (both sub-leases together, the “August Sub-leases”). The August Sub-leases commenced on August 20, 2024 and are expected to terminate on April 18, 2026. Under the August Sub-leases, the August Sub-lessees will pay to the Company a total annualized fixed base rent of $0.5 million beginning 30 days after the commencement date of the August Sub-leases, as well as compensate the Company for the August Sub-lessees’ proportionate share of operating and other expenses related to the August Sub-leases. The August Sub-lessees’ base rent and proportionate share of operating and other expenses are included as contra-expense in the Company’s unaudited condensed consolidated statements of operations and comprehensive loss.

On October 10, 2024, the Company entered into a sub-lease (the “October Sub-lease”) pursuant to which the Company sub-leased to an additional third party (the “October Sub-lessee”) approximately 30,102 square feet of office space that the Company leases under the Winter Street Lease. Under the October Sub-lease, the October Sub-lessee will pay the Company an annualized fixed base rent of $0.7 million beginning on January 1, 2025, as well as compensate the Company for a proportionate share of operating and other expenses related to the October Sub-lease beginning with the commencement date of the October Sub-lease. The October Sub-lease commenced on November 1, 2024 and is expected to terminate on April 30, 2026.

As of the three months ended March 31, 2025 and 2024, the incremental borrowing rate for the Winter Street Lease was 3.52%. As of March 31, 2025, the remaining term for the Winter Street Lease was 1.6 years. Cash paid for amounts included in the measurement of lease liabilities is included within cash flows from operating activities. During each of the three months ended March 31, 2025 and 2024, cash paid by the Company for amounts included for the measurement of lease liabilities was $1.6 million.

The following table summarizes the effect of lease costs in the Company’s unaudited condensed consolidated statements of operations and comprehensive loss:

	Three Months Ended March 31,
(in thousands)	2025	2024
Operating lease cost	$1,280	$1,406
Variable lease cost	590	1,235

Total lease cost	$1,870	$2,641

Future lease payments under non-cancelable leases as of March 31, 2025 consisted of the following:

(in thousands)	March 31, 2025
Remainder of 2025	$4,459
2026	2,484

Total operating lease payments	$6,943

Less: imputed interest	(159)

Total operating lease liabilities	$6,784

8. Equity

At-the-Market Offering

On March 11, 2025, the Company entered into an Open Market Sale Agreement (the “Sale Agreement”) with Jefferies LLC (“Jefferies”), pursuant to which the Company may offer and sell, from time to time at its sole discretion, ordinary shares having an aggregate offering price of up to $75.0 million in an “at-the-market” offering (the “ATM Offering”) through Jefferies as sales agent. The Company has no obligation to sell any shares under the Sale Agreement. The Company agreed to pay Jefferies aggregate compensation for its services of three percent of the gross sales price per share sold under the Sale Agreement. No shares have been issued or sold under the ATM Offering though March 31, 2025.

2023 Stock Option and Incentive Plan

The Company’s 2023 Stock Option and Incentive Plan (the “2023 Plan”), which became effective on October 30, 2023, provides for the grant of up to 5,854,768 of the Company’s ordinary shares. The 2023 Plan allows the Company to make equity-based and cash-based incentive awards such as stock options, share appreciation rights, Restricted Share Units (“RSUs”), restricted share awards, unrestricted share awards, cash-based awards, and dividend equivalent rights to officers, employees, non-employee directors, and consultants, subject to the provisions of the 2023 Plan.

The 2023 Plan provides that the number of shares reserved and available for issuance under the 2023 Plan will be automatically increased on January 1, 2025, and each January 1 thereafter, in an amount equal to (i) 5% of the outstanding number of the Company’s ordinary shares on the immediately preceding December 31, or (ii) such lesser number of shares as determined by the 2023 Plan Administrator. The ordinary shares underlying any awards under the 2023 Plan that are forfeited, cancelled or held back upon exercise of settlement of an award to satisfy the exercise price or any tax withholding obligation, or are otherwise terminated or forfeited (other than by exercise) will be added back to the ordinary shares available for issuance under the 2023 Plan. At March 31, 2025, 724,795 ordinary shares were reserved and available for issuance under the 2023 Plan.

2023 Employee Stock Purchase Plan

The Company’s 2023 Employee Stock Purchase Plan (the “ESPP”) became effective on October 30, 2023. The ESPP reserves and authorizes the issuance of up to a total of 200,000 of the Company’s ordinary shares to participating employees. The ESPP provides that the number of shares reserved and available for issuance will automatically increase on January 1, 2025 and each January 1 thereafter through January 1, 2034, by the least of (i) 100,000 ordinary shares, (ii) 1% of the outstanding number of ordinary shares on the immediately preceding December 31, or (iii) such lesser number of ordinary shares as determined by the administrator of the ESPP.

2024 Inducement Stock Option and Incentive Plan

The Company’s 2024 Inducement Stock Option and Incentive Plan (the “2024 Plan”), which became effective on January 12, 2024, provides for the grant of up to 300,000 of the Company’s ordinary shares. The 2024 Plan allows the Company to make equity-based incentive awards such as non-qualified stock options, share appreciation rights, RSUs, restricted share awards, unrestricted share awards, and dividend equivalent rights to persons who (a) were not previously an employee or director of the Company or (b) are commencing employment with the Company following a bona fide period of non-employment with the Company, in either case as an inducement material to the individual’s entering into employment with the Company and in accordance with the requirements of Nasdaq Stock Market Rule 5635(c)(4), subject to the provisions of the 2024 Plan.

The ordinary shares underlying any awards under the 2024 Plan that are forfeited, cancelled or held back upon exercise of settlement of an award to satisfy the exercise price or any tax withholding obligation, or are otherwise terminated or forfeited (other than by exercise) will be added back to the ordinary shares available for issuance under the 2024 Plan. At March 31, 2025, 7,700 ordinary shares were reserved and available for issuance under the 2024 Plan.

Converted Awards

On November 13, 2023, the Company entered into the employee matters agreement with the Former Parent under which the Company agreed to convert all outstanding Former Parent stock options and RSUs held by the Company’s employees under the Former Parent’s share-based compensation plans into the Company stock options and RSUs under the 2023 Plan in accordance with the conversion ratio set forth in the agreement. On December 14, 2023, the Former Parent and the Company amended the employee matters agreement to adjust the conversion ratio used to calculate the number of the Company’s RSUs issuable to each employee in exchange for each RSU of Alkermes. All outstanding equity awards held by the Company’s employees were converted and issued under the 2023 Plan in December 2023 in accordance with the amended employee matters agreement. Except for the number of underlying shares and the exercise price of the stock options, the converted awards retain substantially the same terms and conditions of the original awards, including their term and vesting conditions.

Stock Plan Activity

The following average assumptions were used to estimate the fair value of stock options granted by the Company during the three months ended March 31, 2025 using the Black-Scholes option pricing model:

	Three Months Ended March 31, 2025	Three Months Ended March 31, 2024
Risk-free interest rate	4.1% - 4.5%	4.1%
Dividend rate	0%	0%
Expected volatility	79% - 95%	87.4%
Expected life (years)	4.3 - 8.0	6.2

A summary of stock option activity under the 2023 Plan and the 2024 Plan for the three months ended March 31, 2025 is as follows:

	Number of Options	Weighted-Average Exercise Price
Options outstanding at December 31, 2024	2,861,654	$4.54
Granted	897,056	$3.42
Cancelled/forfeited	(25,135)	$4.39
Exercised	(7,839)	$3.59

Options outstanding at March 31, 2025	3,725,736	$4.28

Options exercisable at March 31, 2025	1,594,347	$4.60

The weighted average grant date fair value of stock options granted during the three months ended March 31, 2025 and 2024 was $2.69 and $4.05, respectively.

At March 31, 2025, there were 2.9 million stock options vested or expected to vest, with a weighted average exercise price of $4.37 per share, a weighted average contractual remaining life of 7.6 years and an aggregate intrinsic value of $0. At March 31, 2025, the aggregate intrinsic value of stock options exercisable was $0 with a weighted average remaining contractual term of 6.4 years. The number of stock options expected to vest was determined by applying the pre-vesting forfeiture rate to the total number of outstanding options. The intrinsic value of a stock option is the amount by which the market value of the underlying shares exceeds the exercise price of the stock option.

At March 31, 2025, there was $2.1 million of unrecognized share-based compensation expense related to unvested stock options, which is expected to be recognized over a weighted average period of 1.7 years.

A summary of RSU activity under the 2023 Plan and the 2024 Plan for the three months ended March 31, 2025 is as follows:

	Number of Shares	Weighted-Average Grant Date Fair Value Per Share
Unvested outstanding at December 31, 2024	835,453	$4.54
Granted	451,294	$4.65
Vested	(161,607)	$4.63
Cancelled/forfeited	(3,680)	$3.74

Unvested outstanding at March 31, 2025	1,121,460	$4.57

The weighted average grant date fair value of RSUs granted during the three months ended March 31, 2025 and 2024 was $4.65 and $5.34, respectively. At March 31, 2025, there was $1.5 million of unrecognized share-based compensation expense related to unvested RSUs, which will be recognized over a weighted average remaining contractual term of 1.9 years.

The following table represents share-based compensation expense included in the Company’s unaudited condensed consolidated statements of operations and comprehensive loss:

	Three Months Ended March 31,
(in thousands)	2025	2024
Research and development	$222	$1,066
General and administrative	291	1,133

Total share-based compensation expense	$513	$2,199

9. Income Taxes

During each of the three months ended March 31, 2025 and 2024, the Company recorded no income tax provision related to its U.S. entity. The income tax provision was primarily due to the capitalization and amortization of R&D expenses in accordance with Section 174 of the Code. The provision was calculated on a separate return basis and is not necessarily representative of the tax provision that may arise in the future. Net operating losses previously reported by the Former Parent did not carry over to the Company after the Separation.

On a quarterly basis, the Company reassesses the valuation allowance on its deferred tax assets, weighing positive and negative evidence to determine the recoverability of such deferred tax assets. In the first quarter of 2025, the Company reassessed the valuation allowance and considered all positive and negative evidence, including its cumulative losses over the year ended December 31, 2024 and the three months ended March 31, 2025 and concluded that it should maintain the valuation allowance on its Irish net operating losses and other Irish and U.S. deferred tax assets as of March 31, 2025.

10. Commitments and Contingencies

The Company, from time to time, may be involved with lawsuits arising in the ordinary course of business. The Company is not involved in any pending legal proceedings that it believes could have a material adverse effect on its financial condition, results of operations or cash flows.

In the normal course of business, the Company contracts with third parties for preclinical, clinical and other research and development services. These contracts generally do not contain minimum purchase commitments and are cancellable upon notice by the Company. The Company has, however, entered into agreements with contract manufacturing organizations that include noncancellable costs or that may be subject to cancellation fees. As of March 31, 2025, open purchase commitments for such noncancellable contract manufacturing costs totaled approximately $8.3 million.

See Note 7, Leases, for information related to the Company’s lease obligations.

See Note 1, Organization and Description of Business, for information related to the tax matters agreement, which governs the Company’s and the Former Parent’s respective rights, responsibilities, and obligations with respect to taxes and which contains certain indemnifications.

11. Net Loss per Share

Basic net loss per share is computed by dividing the net loss in each period by the weighted average number of ordinary shares outstanding during such period. Diluted net loss per share is computed similarly to basic net loss per share except that the denominator is increased to include the number of additional ordinary shares that would have been outstanding if the potential ordinary shares had been issued and if the additional ordinary shares were dilutive. For the periods presented, ordinary share equivalents, consisting of share-based awards, were not included in the calculation of the diluted net loss per share because to do so would be anti-dilutive.

As of March 31, 2025 and 2024, the number of ordinary shares underlying potentially dilutive securities consist of:

	March 31,
	2025	2024
Options to purchase ordinary shares	3,725,736	3,369,902
Restricted share units	1,121,460	988,097

Total	4,847,196	4,357,999

12. Related Parties

See Note 1, Organization and Description of Business, for details of the Company’s cash and financing arrangements. As of the date these unaudited condensed consolidated financial statements were available for issuance, there were no existing intercompany debt or other financing agreements in place with the Former Parent. As of each of March 31, 2025 and December 31, 2024, the Company had a receivable from the Former Parent of $0.1 million pursuant to the transition services agreements.

As of the date of the Separation, the Former Parent was no longer a related party to the Company.

13. Segment information

The Company operates as one operating and reportable segment, which is an oncology company that has focused on discovering and developing immunotherapies that may meaningfully improve the lives of patients with cancer. The Company discloses information about its operating segment based on management’s consideration of the business as one segment for making operating decisions and assessing financial performance. The accounting policies of the operating segment are described in Note 2, Basis of Presentation and Summary of Significant Accounting Policies. As the Company operates as one operating and reportable segment, intra-entity sales and intra-entity transfers, if any, among legal entities within the segment do not impact segment expenses or segment assets.

The Company’s Chief Operating Decision Maker (“CODM”), is the Chief Executive Officer. The CODM reviews the Company’s operating results on an aggregate basis and manages the Company’s operations on a consolidated basis as a single operating unit. The CODM assesses performance for the segment and decides how to allocate resources based on net loss. The CODM is regularly provided information on net loss and uses this information to evaluate the resources allocated to the development or commercialization of the Company’s product candidates, its operations, and its other activities, as well as to monitor budget versus actual results.

A reconciliation of the Company’s significant segment expenses to net loss is as follows:

	Three Months Ended March 31,
(in thousands)	2025	2024
External R&D program expenses:
ARTISTRY-6	$4,229	$2,036
ARTISTRY-7	3,309	7,097
Early discovery programs	2,866	602
Other external R&D program expenses(1)	7,570	5,338

Total external R&D program expenses	17,974	15,073

Internal R&D expenses:
Employee-related	7,478	9,114
Other internal R&D expenses(2)	1,973	2,681

Total internal R&D expenses	9,451	11,795

Total R&D expenses	27,425	26,868

G&A expenses:
Employee-related	2,782	4,160
Other G&A expenses(3)	4,177	3,005
Total G&A expenses	6,959	7,165

Other segment (income) expense(4)	(1,247)	(3,116)

Segment net loss	$33,137	$30,917

(1)	Other external R&D program expenses included in segment net loss include expenses related to other clinical trials and general external program expenses.
(2)	Other internal R&D expenses included in segment net loss include expenses related to occupancy and depreciation.
(3)	Other G&A expenses included in segment net loss include expenses related to professional fees, information technology, depreciation, and other general G&A expenses.
(4)	Other non-operating (income) expense included in segment net loss includes interest income, tax expense, and other non-operating income and expense.

14. Subsequent Events

On April 14, 2025, the board of directors of the Company determined to discontinue all clinical development of nemvaleukin and, in connection with such decision, approved a reduction in the Company’s workforce by approximately 104 positions, or approximately 90% (the “Reduction”). The Company expects to substantially complete the Reduction by the end of the second quarter of 2025. The Company expects to incur costs of approximately $9.0 million to $10.0 million related to the Reduction, primarily consisting of severance payments and employee benefit costs. Additionally, the Company expects to incur $2.0 million to $4.0 million in non-cash impairment charges associated with property and equipment expected to be sold or otherwise disposed of. The Company may also incur additional costs not currently contemplated due to events that may occur as a result of, or that are associated with, the Reduction. The costs related to the Reduction are expected to be substantially incurred in the second quarter of 2025. The estimated costs that the Company expects to incur and the estimated timing to complete the Reduction and for the incurrence of the costs are subject to a number of assumptions, and actual results may differ materially from these estimates.

Following the decision to discontinue all clinical development of nemvaleukin, the Company announced that it intends to immediately commence the exploration of strategic alternatives focused on maximizing shareholder value. The Company has engaged Lucid Capital Markets, LLC to act as its financial advisor in connection with the exploration of strategic alternatives. There can be no assurance that the exploration of strategic alternatives will result in the Company pursuing a transaction or that any acquisition or other transaction involving the Company will be completed, nor as to the terms on which any acquisition or other transaction will occur, if at all.

Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations.

The following discussion of our financial condition and results of operations should be read in conjunction with the accompanying unaudited condensed consolidated financial statements and related notes included in this Quarterly Report on Form 10-Q and the audited consolidated financial statements and notes thereto included in our Annual Report on Form 10-K for the year ended December 31, 2024 (the “Annual Report on Form 10-K”). This discussion contains forward-looking statements that involve significant risks and uncertainties. As a result of many factors, including those set forth under “Risk Factors” appearing elsewhere in this Quarterly Report, our actual results may differ materially from those anticipated in these forward-looking statements. We caution readers not to place undue reliance on any forward-looking statements made by us, which speak only as of the date they are made. We disclaim any obligation, except as specifically required by law and the rules of the Securities and Exchange Commission (the “SEC”), to publicly update or revise any such statements to reflect any change in our expectations or in events, conditions or circumstances on which any such statements may be based, or that may affect the likelihood that actual results will differ from those set forth in the forward-looking statements.

Overview

We are an oncology company that has focused on discovering and developing immunotherapies that may meaningfully improve the lives of patients with cancer. By leveraging our core competencies in immune cell modulation and protein engineering, we developed a portfolio of investigational cytokine therapies designed to address areas of unmet need for patients with a variety of cancers. Our lead product candidate, nemvaleukin alfa (“nemvaleukin”), was an investigational, engineered cytokine fusion protein that selectively binds to the intermediate-affinity interleukin-2 (“IL-2”) receptor. In addition to nemvaleukin, we have also developed engineered therapies targeting the interleukin-18 (“IL-18”) and interleukin-12 (“IL-12”) pathways, which have demonstrated therapeutic potential in third-party preclinical and clinical studies.

On March 25, 2025, we announced that, based on the interim analysis of results from our Phase 3 ARTISTRY-7 trial of nemvaleukin in combination with pembrolizumab did not achieve its primary endpoint of a statistically significant improvement in overall survival versus investigator’s choice chemotherapy. We also announced that the ARTISTRY-7 trial would not continue to final analysis and we would cease development of nemvaleukin for platinum resistant ovarian cancer. On April 15, 2025, we announced that following review of data from the Phase 2 ARTISTRY-6 trial of nemvaleukin in mucosal and cutaneous melanoma and the previously announced results from the ARTISTRY-7 trial, we were discontinuing all clinical development of nemvaleukin and planned to immediately commence an exploration of strategic alternatives focused on maximizing shareholder value. See Note 14, Subsequent Events, in the notes to our unaudited condensed consolidated financial statements in this Quarterly Report for additional information.

The Separation

On November 2, 2022, Alkermes plc (the “Former Parent” or “Alkermes”) announced its intent, as approved by its board of directors, to explore the separation of its neuroscience business and oncology business (the “Separation”).

In connection with the Separation, on November 13, 2023, we entered into certain agreements with the Former Parent to provide a framework for our relationship with the Former Parent following the Separation. These agreements include:

•	a separation agreement;

•	a tax matters agreement;

•	an employee matters agreement;

•	a lease assumption agreement; and

•	transition services agreements.

The separation agreement sets forth our agreements with the Former Parent regarding the principal actions to be taken by us and the Former Parent in connection with the Separation, including those related to the distribution of our ordinary shares to the Former Parent’s shareholders (the “Distribution”). The separation agreement identifies the assets transferred to, liabilities assumed by and contracts assigned to us, including the lease for our primary office and laboratory space (the “Winter Street Lease”), as part of the Separation, and provides for when and how such transfers, assumptions and assignments occurred. Under the terms of the separation agreement, the Former Parent granted us a perpetual, worldwide, non-exclusive, royalty-free, fully paid-up license (or, as the case may be, sublicense) to any intellectual property controlled by the Former Parent as of the date of the Distribution, allowing us to use such intellectual property for the oncology business, and we granted the Former Parent a perpetual, worldwide, non-exclusive, royalty-free, fully paid-up license (or, as the case may be, sublicense) to intellectual property transferred to us as part of the Separation for the Former Parent’s use outside of the oncology business. Each of us and the Former Parent agreed to releases with respect to pre-Distribution claims, and cross-indemnities with respect to post-Distribution claims, that are principally designed to place financial responsibility for the obligations and liabilities allocated to us under the separation agreement with us, and financial responsibility for the obligations and liabilities allocated to the Former Parent under the separation agreement with the Former Parent.

The tax matters agreement governs our and the Former Parent’s respective rights, responsibilities, and obligations with respect to taxes (including taxes arising in the ordinary course of business and incurred as a result of any failure of the Distribution, together with certain related transactions, to qualify as tax-free for U.S. federal income tax purposes), tax attributes, the preparation and filing of tax returns, the control of audits and other tax proceedings, and assistance and cooperation in respect to tax matters.

The employee matters agreement, as amended in December 2023, governs our and the Former Parent’s rights, responsibilities, and obligations after the Separation with respect to employment, benefits and compensation matters relating to employees and former employees (and their respective dependents and beneficiaries) who are or were associated with the Former Parent, including those who became our employees in connection with the Separation. The employee matters agreement also specifies the allocation of assets and liabilities generally relating to employees, employment or service-related matters and employee benefit plans; other human resources, employment and employee benefits matters; and the treatment of equity-based awards granted by the Former Parent prior to the Separation to employees who became our employees in connection with the Separation.

Under the terms of the lease assumption agreement, we assumed all of the Former Parent’s obligations under the Winter Street Lease.

We and the Former Parent entered into two transition services agreements, pursuant to one of which (the “Alkermes Services Agreement”) the Former Parent and its subsidiaries agreed to provide, on an interim, transitional basis, various services to us, and the second of which (the “Mural Services Agreement”) we and our subsidiaries agreed to provide certain services to the Former Parent, in each case for a term of two years following the Separation, unless earlier terminated in accordance with the terms of the applicable agreement. The Alkermes Services Agreement terminated on March 31, 2025, upon completion of all services to be provided pursuant to this agreement. The Mural Services Agreement terminated on January 31, 2024, upon completion of all services to be provided pursuant to this agreement.

On November 14, 2023, in connection with the Separation, we received a cash contribution of $275.0 million from the Former Parent.

The Former Parent effected the Separation through the distribution of our ordinary shares to the Former Parent’s shareholders on November 15, 2023. As part of the Separation, on November 15, 2023, the Former Parent transferred the assets, liabilities and operations of the historical oncology business to us pursuant to the terms of a separation agreement, entered into between us and the Former Parent. Liabilities incurred prior to the

Separation remained obligations of the Former Parent unless otherwise specified in the separation agreements or other agreements between us and the Former Parent. On the effective date of the Distribution, each Alkermes shareholder received one of our ordinary shares for every ten ordinary shares of Alkermes held as of the close of business on November 6, 2023, the record date for the Distribution. Registered shareholders received cash in lieu of any of our fractional ordinary shares that they would have received as a result of the application of the distribution ratio. As a result of the Separation and the Distribution, we operate as an independent, publicly traded company and commenced trading under the symbol “MURA” on the Nasdaq Global Market on November 16, 2023.

Since the date of the Separation, we present our financial statements on a consolidated basis as a standalone publicly traded company.

Our unaudited condensed consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the U.S. (“GAAP”), which contemplate our continuation as a going concern. See Note 2, Basis of Presentation and Summary of Significant Accounting Policies, in the notes to our unaudited condensed consolidated financial statements in this Quarterly Report and in the notes to the consolidated financial statements in our Annual Report on Form 10-K for additional information on the preparation and basis of presentation of our audited consolidated financial statements and unaudited condensed consolidated financial statements.

Going Concern

We have the responsibility to evaluate whether conditions and/or events raise substantial doubt about our ability to meet our future financial obligations as they become due within one year after the date that financial statements are issued.

Since our inception, we have generated operating losses and negative cash flows from operations and expect to continue to incur operating losses and negative cash flows for the foreseeable future. To date, we have funded our operations and capital needs through the funding received from the Former Parent through the date of the Separation, including the cash contribution of $275.0 million received from the Former Parent in the fourth quarter of 2023, at the time of the Separation. Our ability to develop product candidates is dependent on our ability to raise additional funding. Our existing cash, cash equivalents, and marketable securities of $107.7 million as of March 31, 2025 will not be sufficient to fund continued development of our existing candidates and at the same time meet our existing obligations.

In the first quarter of 2025, we announced that we would cease development of nemvaleukin for PROC after the interim analysis of data from the ARTISTRY-7 trial showed that the trial failed to meet its preliminary endpoint. In the second quarter of 2025, we further announced that it would cease all remaining clinical development of nemvaleukin, that we were reducing our workforce by approximately 90%, and that we would immediately commence the exploration of strategic alternatives focused on maximizing shareholder value. As of March 31, 2025, we do not have a strategic alternative under development.

The strategic alternatives being explored include, but are not limited to, an offer for acquisition of us, merger, business combination, or other transaction. While we have not set a timetable for completion of this process, further updates and developments will be disclosed as appropriate or where necessary under regulatory requirements. There can be no assurance that the exploration of strategic alternatives will result in us pursuing a transaction or that any acquisition or other transaction involving us will be completed, nor as to the terms on which any acquisition or other transaction will occur, if at all.

For the four-year period beginning two years before and ending two years after the Distribution, we are prohibited under the tax matters agreement with the Former Parent from taking or failing to take actions that would prevent the Separation and the Distribution, in relevant part and together with certain related transactions, from qualifying as transactions that are tax-free for U.S. federal income tax purposes under Sections 355 and

368(a)(1)(D) of the Internal Revenue Code of 1986, as amended (the “Code”), which may limit for a period of time our ability to pursue certain strategic transactions, equity issuances or repurchases or other transactions.

Although following discontinuation of clinical development of nemvaleukin and the related reduction in force, we believe we will have sufficient cash to fund operations for the next twelve months from the date this Quarterly Report is issued, there can be no assurance that a strategic transaction will be completed and our board of directors may decide to pursue a dissolution and liquidation, amongst other alternatives. Due to the inherent uncertainty in the timing and cost of potential strategic alternatives, including impact on our cash consumption, we have concluded that as of the date of this Quarterly Report there is substantial doubt about our ability to continue as a going concern. If we are unable to raise additional funds when needed or enter into a transaction, we may be required to delay, limit, reduce or terminate our strategic process.

The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and satisfaction of liabilities in the ordinary course of business. The condensed consolidated financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or the amounts and classifications that may result from the outcome of the uncertainties described above.

Components of Results of Operations

The following discussion summarizes the key factors we believe are necessary for an understanding of our unaudited condensed consolidated financial statements.

Revenue

Through March 31, 2025, we have not recognized any revenue and do not expect to generate substantial product revenue in the near future, if at all, as we do not currently have an approved product. If our development efforts for our product candidates are successful and result in marketing approval or if we enter into collaboration or license agreements with third parties, we may generate revenue in the future from product sales or payments from such collaboration or license agreements, or a combination of product sales and payments from such agreements.

Research and Development Expenses

Research and development (“R&D”) expenses are recognized as incurred, and payments made prior to the receipt of goods or services to be used in R&D are capitalized until the goods or services are received. Our R&D expenses include both external and internal expenses. External R&D expenses include fees for clinical and non-clinical activities performed by contract research organizations (“CROs”), consulting fees and costs related to laboratory services, the purchase of drug product materials and third-party manufacturing development activities. Internal R&D expenses include employee-related expenses, occupancy costs and depreciation.

The amounts set forth in the tables below are not necessarily predictive of future R&D expenses. In an effort to allocate our R&D spending most effectively, we continually evaluate our product candidates under development based on the performance of such product candidates in preclinical and/or clinical trials, our expectations regarding the likelihood of their regulatory approval and our view of their future potential commercial viability, among other factors. For more information regarding risks related to future R&D expenses, please see “Risk Factors—Risks Related to Discovery, Product Development and Regulatory Approval of Our Product Candidates” in this Quarterly Report.

General and Administrative Expenses

General and administrative (“G&A”) expenses consist primarily of salaries and related costs for personnel, including share-based compensation and travel expenses for employees in executive, operational, finance, legal, business development, information technology, and human resource functions. Other G&A expenses include facility-related costs, professional fees for accounting, tax, legal and consulting services, directors’ fees and expenses associated with obtaining and maintaining patents. We recognize all G&A expenses as incurred.

Other Income

Other income consists primarily of interest income. We earn interest income from interest-bearing cash accounts and money market mutual funds, which we classify as cash and cash equivalents, and from marketable securities. We also record in other income any gains and losses resulting from the revaluation of assets and liabilities denominated in foreign currencies due to changes in underlying exchange rates.

Results of Operations

Comparison of the Three Months Ended March 31, 2025 and 2024

Research and Development Expenses

The following table sets forth our R&D expenses for the three months ended March 31, 2025 and 2024:

	Three Months Ended March 31,
(in millions)	2025	2024	Change
External R&D expenses:
Development programs:
Nemvaleukin
ARTISTRY-1	$0.3	$0.1	$0.2
ARTISTRY-2	—	—	—
ARTISTRY-3	—	0.6	(0.6)
ARTISTRY-6	4.2	2.0	2.2
ARTISTRY-7	3.3	7.1	(3.8)
Other program spend	5.3	3.2	2.1
Early discovery programs	2.9	0.6	2.3
Other external R&D expenses	1.9	1.5	0.4

Total external R&D expenses	17.9	15.1	2.8

Internal R&D expenses:
Employee-related	7.5	9.1	(1.6)
Occupancy	1.7	2.4	(0.7)
Depreciation	0.3	0.3	—

Total internal R&D expenses	9.5	11.8	(2.3)

Research and development expenses	$27.4	$26.9	$0.5

The increase in R&D expenses in the three months ended March 31, 2025 as compared to the three months ended March 31, 2024 was primarily due to increased spend on early discovery programs and on the ARTISTRY-6 trial as well as other program spend, partially offset by decreased spend on the ARTISTRY-7 trial due to the timing of patient enrollment and by decreased employee-related expenses including decreased share-based compensation expense.

General and Administrative Expenses

The following table sets forth our G&A expenses for the three months ended March 31, 2025 and 2024:

	Three Months Ended March 31,
(in millions)	2025	2024	Change
General and administrative expense	$7.0	$7.2	$(0.2)

G&A expense in the three months ended March 31, 2025 remained flat as compared to the three months ended March 31, 2024 as decreased employee-related expenses, including decreased share-based compensation expense, were offset by increased professional fees and other expenses.

Other Income

The following table sets forth our other income for the three months ended March 31, 2025 and 2024:

	Three Months Ended March 31,
(in millions)	2025	2024	Change
Other income	$1.2	$3.1	$(1.9)

Other income in the three months ended March 31, 2025 was primarily due to interest income from interest-bearing cash accounts and money market mutual funds and from marketable securities.

Liquidity and Capital Resources

Historically, the primary source of liquidity for our business was funding by the Former Parent of the expenses allocated to the oncology business from the Former Parent. The Former Parent continued to fund the cash needs of the oncology business through the date of the Separation. On November 14, 2023, in connection with the Separation, we received a cash contribution of $275.0 million from the Former Parent.

Funding Requirements

Should we further pursue the development of product candidates, we expect to incur significant and increasing expenses and operating losses for the foreseeable future, particularly if and as we:

•	advance our product candidates into preclinical and clinical development;

•	advance our IL-18 and IL-12 programs towards clinical development;

•	seek regulatory approvals for any product candidates that successfully complete clinical trials;

•	hire additional clinical, quality control and scientific personnel;

•	build out commercial infrastructure, including medical affairs, manufacturing, and distribution, as needed, in the event our product candidates obtain marketing approval;

•	expand our operational, financial and management systems and increase personnel, including personnel to support our clinical development and our operations as a public company; and

•	maintain, expand and protect our intellectual property portfolio.

We believe, based on our operating plan, that our cash, cash equivalents and marketable securities as of March 31, 2025 will enable us to fund our operating expenses and capital expenditure requirements for at least twelve months following the date of this Quarterly Report on Form 10-Q. We have based this estimate on assumptions that may prove to be wrong, and we could exhaust our available capital resources sooner than we expect. There is substantial doubt about our ability to continue as a going concern. See section titled Going Concern, above.

Because of the numerous risks and uncertainties associated with research, development and commercialization of product candidates, we are unable to estimate the exact amount of our working capital requirements. The scope of our future funding requirements will depend on, and could increase significantly as a result of, many factors, including:

•	the scope, progress, results and costs of researching and developing any product candidates, and conducting preclinical studies and clinical trials;

•	the costs, timing and outcome of regulatory review of any product candidates;

•	the cost and timing of hiring new employees to support our growth;

•	the cost of establishing sales, marketing and distribution capabilities if any of our product candidates receive regulatory approval;

•	the costs of preparing, filing and prosecuting patent applications, maintaining and enforcing our intellectual property rights and defending intellectual property-related claims; and

•	the timing, receipt and amount of sales of, or milestone payments related to or royalties on, our future product candidates or products, if any.

A change in the outcome of any of these or other variables with respect to the development of any of our product candidates could significantly change the costs and timing associated with the development of that product candidate. Further, our operating plans may change in the future, and we may need additional funds to meet operational needs and capital requirements associated with such operating plans.

To the extent that we raise additional capital through the sale of equity or convertible debt securities, the ownership interest of our shareholders may be materially diluted, and the terms of such securities could include liquidation or other preferences that adversely affect the rights of holders of our ordinary shares. Debt financing and preferred equity financing, if available, may involve agreements that include restrictive covenants that limit our ability to take specified actions, such as incurring additional debt, making capital expenditures or declaring dividends. In addition, debt financing would result in increased fixed payment obligations.

If we raise funds through collaborations, strategic alliances or licensing arrangements with third parties, we may have to relinquish valuable rights to our intellectual property, future revenue streams, research programs, products or product candidates or grant licenses on terms that may not be favorable to us.

Furthermore, for the four-year period beginning two years before and ending two years after the Distribution, we are restricted from entering into certain transactions pursuant to a tax matters agreement we entered into with the Former Parent. We are prohibited under the tax matters agreement, except in specific circumstances, from certain actions, including: (i) entering into or approving any transaction involving the acquisition of outstanding or newly issued Mural equity that, when combined with other non-excepted changes in ownership of our ordinary shares, results in a change in ownership of more than a specified percentage; (ii) liquidating or partially liquidating, or merging or consolidating (unless we are the survivor); (iii) making or changing any entity classification election; (iv) ceasing to be engaged in an active trade or business, or selling, transferring or disposing of more than a specified percentage of the assets of any active trade or business or reducing the number of full-time employees engaged in any active trade or business by more than a specified percentage; (v) amending any of our organizational documents or taking any action affecting the voting rights of our ordinary shares; (vi) redeeming or otherwise repurchasing any of our outstanding shares or options; or (vii) taking or failing to take any other action that would prevent the Separation and the Distribution, in relevant part and together with certain related transactions, from qualifying as transactions that are tax-free for U.S.

federal income tax purposes under Sections 355 and 368(a)(1)(D) of the Code, except for cash received in lieu of fractional ordinary shares. For more information, see “Risk Factors—Risks Related to Tax Matters” in this Quarterly Report.

If we are unable to raise additional funds when needed, we may be required to delay, reduce or eliminate our product candidate development or future commercialization efforts, or grant rights to third parties to develop and market product candidates that we would otherwise prefer to develop and/or market ourselves. See section titled “Risk Factors—Risks Related to Our Financial Position and Capital Needs” in this Quarterly Report. We will need to raise additional funding to advance our product candidates, which may not be available on acceptable terms, or at all. If we are unable to obtain additional funding when needed, we may have to delay or scale back some of our programs or grant rights to third parties to develop and market our product candidates.

At-the-Market Offering

On March 11, 2025, we entered into an Open Market Sale Agreement (the “Sale Agreement”) with Jefferies LLC (“Jefferies”), pursuant to which we may offer and sell, from time to time at our sole discretion, ordinary shares, having an aggregate offering price of up to $75.0 million in an “at-the-market” offering (the “ATM Offering”) through Jefferies as sales agent. We have no obligation to sell any shares under the Sale Agreement. We agreed to pay Jefferies aggregate compensation for its services of three percent of the gross sales price per share sold under the Sale Agreement. No shares have been issued or sold under the ATM Offering though March 31, 2025.

Cash Flows

As the Former Parent managed our cash and financing arrangements prior to the Separation, excess cash generated, if any, was deemed remitted to the Former Parent and all sources of cash were deemed funded by the Former Parent. The following table summarizes our cash flow activity:

	Three Months Ended March 31,
(in millions)	2025	2024
Cash, cash equivalents and restricted cash, beginning of period	$117.4	$271.1
Cash flows used in operating activities	$(36.8)	$(37.3)
Cash flows provided by (used in) investing activities	$28.0	$(124.6)

Cash, cash equivalents and restricted cash, end of period	$108.6	$109.2

Operating Activities

Net cash used in operating activities for the three months ended March 31, 2025 was $36.8 million which was primarily the result of our net loss of $33.1 million and a decrease of $3.4 million in accounts payable and accrued expenses. The most significant non-cash charge we incurred was depreciation expense of $0.9 million. We used $4.9 million in cash from working capital, primarily related to a $3.4 million decrease in accounts payable and accrued expenses and a $1.5 million increase in prepaid expenses.

Net cash used in operating activities for the three months ended March 31, 2024 was $37.3 million which was primarily the result of our net loss of $30.9 million, partially offset by non-cash charges of $3.0 million. The most significant non-cash charge we incurred was share-based compensation of $2.2 million. We also used $9.5 million in cash from working capital, primarily related to an increase in prepaid expenses and decreases in accounts payable and operating lease liabilities, partially offset by a decrease in our right-of-use assets.

Investing Activities

Net cash provided by investing activities was $28.0 million for the three months ended March 31, 2025, which was primarily due to the sales and maturities of marketable securities.

Net cash used in investing activities was $124.5 million for the three months ended March 31, 2024, which was primarily due to the purchase of marketable securities.

Contractual Obligations and Commitments

Our only lease as of March 31, 2025 and December 31, 2024 was an operating lease for approximately 180,000 square feet of corporate office space, administrative areas and laboratories at 850 and 852 Winter Street in Waltham, Massachusetts, which includes 34,000 square feet of laboratory space (as amended, the “Winter Street Lease”). Under the terms of the Winter Street Lease, we also have the ability to sub-lease our corporate office and laboratory space. The original lease commenced in 2010 and was extended, at the Former Parent’s option, for approximately five years in 2020. The extension term commenced in March 2021 for approximately 163,000 square feet of space and in September 2021 for the remaining approximately 17,000 square feet of space. The Winter Street Lease expires in 2026 and includes a tenant option to extend the term of the Winter Street Lease for an additional five-year period, which we are not reasonably certain to exercise.

The Winter Street Lease was assigned to us in connection with the Separation and is used solely for our operations. The Former Parent has been primarily obligated to the landlord for the Winter Street Lease, and, following the Separation, the Former Parent is jointly and severally liable with us for, and continues to guarantee, all obligations under the Winter Street Lease. As of December 31, 2023, the Former Parent was the applicant with respect to a letter of credit security deposit that secured the obligations of the tenant under the Winter Street Lease. The Former Parent maintained a $1.9 million collateralized letter of credit (the “Former Parent Letter of Credit”) related to such security deposit as of December 31, 2023. On January 3, 2024, we entered into a $1.7 million collateralized letter of credit that secures the obligations under the Winter Street Lease to replace the letter of credit maintained by the Former Parent.

On August 16, 2024, we entered into a sub-lease pursuant to which we sub-leased to a third party approximately 5,155 square feet of office space and approximately 3,739 square feet of laboratory space that we lease under the Winter Street Lease and we also entered into a separate sub-lease pursuant to which we sub-leased to another third party (both sub-lessees together, the “August Sub-lessees”) approximately 3,387 square feet of office space and approximately 2,690 square feet of laboratory space that we lease under the Winter Street Lease (both sub-leases together, the “August Sub-leases”). The August Sub-leases commenced on August 20, 2024 and are expected to terminate on April 18, 2026. Under the August Sub-leases, the August Sub-lessees will pay to us a total annualized fixed base rent of $0.5 million beginning 30 days after the commencement date of the August Sub-leases, as well as compensate us for the August Sub-lessees’ proportionate share of operating and other expenses related to the August Sub-leases. The August Sub-lessees’ base rent and proportionate share of operating and other expenses are included as contra-expense in our condensed consolidated statements of operations and comprehensive loss.

On October 10, 2024, we entered into a sub-lease (the “October Sub-lease”) pursuant to which we sub-leased to an additional third party (the “October Sub-lessee”) approximately 30,102 square feet of office space that we lease under the Winter Street Lease. Under the October Sub-lease, the October Sub-lessee will pay us an annualized fixed base rent of $0.7 million beginning on January 1, 2025, as well as compensating us for a proportionate share of operating and other expenses related to the October Sub-lease beginning with the commencement date of the October Sub-lease. The October Sub-lease commenced on November 1, 2024 and is expected to terminate on April 30, 2026.

As of March 31, 2025, the remaining contractual operating lease liability associated with the Winter Street Lease was $6.8 million. For additional information on our operating lease, see Note 7, Leases, in the notes to the unaudited condensed consolidated financial statements included elsewhere in this Quarterly Report.

We enter into contracts in the normal course of business with CROs, clinical supply manufacturers and vendors for pre-clinical studies, research supplies and other services and products for operating purposes. These contracts generally provide for termination after a notice period. Payments due upon cancellation consist of payments for services provided or expenses incurred.

Critical Accounting Policies and Significant Judgments and Estimates

Our management’s discussion and analysis of our financial condition and results of operations is based on our unaudited condensed consolidated financial statements, which have been prepared in accordance with GAAP. The preparation of these financial statements requires us to make estimates and judgments that affect the reported amounts of assets, liabilities and expenses and the related disclosure of contingent assets and liabilities in our unaudited condensed consolidated financial statements. On an ongoing basis, we evaluate our estimates and judgments, including those related to allocation of corporate expenses, accrued research and development expenses, share-based compensation expense, leases and income taxes. We base our estimates on historical experience, known trends and events, and various other factors that we believe to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities that are not readily apparent from other sources. Our actual results may differ from these estimates under different assumptions or conditions.

There have been no significant changes to our critical accounting policies or estimates from those described in the “Critical Accounting Policies and Significant Judgments and Estimates” section in Part II, Item 7—“Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K. Please refer to such section for a discussion of the accounting policies and estimates we deem to be most critical to the preparation of our consolidated financial statements.

Recently Issued and Adopted Accounting Pronouncements

A description of recently issued and adopted accounting pronouncements, if any, that may potentially impact our financial position and results of operations is disclosed in Note 2, Basis of Presentation and Summary of Significant Accounting Policies, in the notes to the unaudited condensed consolidated financial statements included elsewhere in this Quarterly Report.

Transition From the Former Parent and Costs to Operate as an Independent Company

Following the Separation, we entered into transition services agreements with the Former Parent that will provide us with certain services and resources for an initial term of two years following the Separation. Historically, the Former Parent provided our business with significant corporate and shared services and resources related to corporate functions such as finance, human resources, internal audit, research and development, financial reporting, and information technology, which we refer to collectively as the “Alkermes Services.” We pay the Former Parent fees for the Alkermes Services under the transition services agreements, which fees are based on the Former Parent’s cost of providing the Alkermes Services. These transition services agreements have allowed us to operate our business independently prior to establishing a standalone infrastructure. During the transition from the Former Parent, we have incurred non-recurring expenses to establish and expand our infrastructure.

It is not practicable to estimate the costs that would have been incurred in each of the periods presented in the historical combined financial statements for the functions described above. Actual costs that would have been incurred if we operated as a standalone company during these periods would have depended on various factors, including organizational design, outsourcing and other strategic decisions related to corporate functions, information technology and back-office infrastructure.

Emerging Growth Company and Smaller Reporting Company Status

In April 2012, the Jumpstart Our Business Startups Act of 2012 (“JOBS Act”) was enacted. Section 107 of the JOBS Act provides that an “emerging growth company” may take advantage of the extended transition period provided in Section 7(a)(2)(B) of the Securities Act of 1933, as amended, for complying with new or revised accounting standards. Thus, an emerging growth company can delay the adoption of certain accounting standards until those standards would otherwise apply to private companies. We have elected not to “opt out” of the exemption for the delayed adoption of certain accounting standards, and therefore, we will adopt new or revised accounting standards at the time private companies adopt the new or revised accounting standards and will do so until such time that we either (i) irrevocably elect to “opt out” of such extended transition period or (ii) no longer qualify as an emerging growth company. As a result of this election, our consolidated financial statements may not be comparable to those of other public companies that comply with new or revised accounting pronouncements as of public company effective dates. We may choose to early adopt any new or revised accounting standards whenever such early adoption is permitted for private companies.

We will remain an emerging growth company until the earliest to occur of: (1) the last day of the fiscal year in which we have more than $1.235 billion in annual revenue; (2) the date we qualify as a “large accelerated filer,” with at least $700.0 million of equity securities held by non-affiliates; (3) the date on which we have issued more than $1.0 billion in non-convertible debt securities during the prior three-year period; and (4) the last day of our fiscal year following the fifth anniversary of the date of the Distribution.

We are also a “smaller reporting company” as defined in the Securities Exchange Act of 1934, as amended. We may continue to be a smaller reporting company even after we are no longer an emerging growth company. We may take advantage of certain of the scaled disclosures available to smaller reporting companies for so long as the market value of our ordinary shares held by non-affiliates is less than $250.0 million measured on the last business day of our second fiscal quarter of the preceding fiscal year, or our annual revenues are less than $100.0 million during the most recently completed fiscal year and the market value of our ordinary shares held by non-affiliates is less than $700.0 million measured on the last business day of our second fiscal quarter of the preceding fiscal year. Specifically, as a smaller reporting company, we may choose to present only the two most recent fiscal years of audited financial statements in our Annual Report on Form 10-K and, similar to emerging growth companies, we have reduced disclosure obligations regarding executive compensation.

Item 3. Quantitative and Qualitative Disclosures About Market Risk

We are a smaller reporting company as defined by Rule 12b-2 of the Securities Exchange Act of 1934, as amended, and are not required to provide the information under this item.

Item 4. Controls and Procedures.

a) Evaluation of Disclosure Controls and Procedures

Our management, with the participation of our Chief Executive Officer and Chief Financial Officer, evaluated the effectiveness of the design and operation of our disclosure controls and procedures (as defined in Rule 13a-15(e) under the Securities Exchange Act of 1934, as amended) as of March 31, 2025. Based on that evaluation, our Chief Executive Officer and Chief Financial Officer each concluded that our disclosure controls and procedures were effective as of March 31, 2025 to provide reasonable assurance that the information required to be disclosed by us in the reports that we file under the Securities Exchange Act of 1934, as amended, is recorded, processed, summarized and reported within the time periods specified in the SEC’s rules and forms and that such information is accumulated and communicated to our management, including our Chief Executive Officer and Chief Financial Officer, as appropriate, to allow timely decisions regarding required disclosure. In designing and evaluating our disclosure controls and procedures, our management recognized that any controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives, and our management necessarily was required to apply its judgment in evaluating the cost-benefit relationship of possible controls and procedures.

b) Changes in Internal Control over Financial Reporting

During the three months ended March 31, 2025, there were no changes in our internal control over financial reporting that have materially affected, or are reasonably likely to materially affect, our internal control over financial reporting.

PART II—OTHER INFORMATION

Item 1. Legal Proceedings.

None.

Item 1A. Risk Factors.

You should consider carefully the following risks and uncertainties, together with all the other information contained in this Quarterly Report, including our unaudited condensed consolidated financial statements and notes thereto, when evaluating our ordinary shares. The impact from these risks and uncertainties may be materially adverse to our business, prospects, financial condition and results of operations. The risks described below are not the only risks we face. Additional risks and uncertainties not currently known to us or those we currently view to be immaterial also may materially harm our business, prospects, financial condition and results of operations. As a result, the trading price of our ordinary shares could decline, which could decrease the value of our ordinary shares that you hold.

Risks Related to Our Evaluation of Strategic Alternatives and Potential Wind Down

We may not be successful in identifying and implementing any strategic transaction and any strategic transactions that we may consummate in the future could have negative consequences.

In April 2025, we announced that following review of data from our Phase 2 ARTISTRY-6 trial in melanoma and previously announced results from the Phase 3 ARTISTRY-7 trial in platinum-resistant ovarian cancer, we were discontinuing all clinical development of nemvaleukin alfa and commencing an exploration of strategic alternatives focused on maximizing shareholder value. We plan to explore potential strategic alternatives including, but not limited to, an offer for or other acquisition of the company, merger, business combination, or other transaction. We expect to devote substantial time and resources to exploring strategic alternatives that our board of directors believes will maximize shareholder value. Despite devoting significant efforts to identify and evaluate potential strategic alternatives, there can be no assurance that this strategic review process will result in us pursuing any transaction or that any transaction, if pursued, will be completed on attractive terms or at all. We have not set a timetable for completion of this strategic review process, and our board of directors has not approved a definitive course of action. Additionally, there can be no assurances that any particular course of action, business arrangement or transaction, or series of transactions, will be pursued, successfully consummated or lead to increased shareholder value or that we will make any cash distributions to our shareholders.

The process of evaluating these strategic options may be very costly, time-consuming and complex and we expect to incur significant costs related to this evaluation, such as legal and accounting fees and expenses and other related charges. We may also incur additional unanticipated expenses in connection with this process. A considerable portion of these costs will be incurred regardless of whether any such course of action is implemented or transaction is completed. Any such expenses will decrease the remaining cash available for use in our business.

In addition, potential counterparties in a strategic transaction involving our company may place minimal or no value on our assets and our public listing. Further, should we resume the development of nemvaleukin alfa, the development and any potential commercialization of nemvaleukin alfa will require substantial additional cash to fund the costs associated with conducting the necessary clinical testing and obtaining regulatory approval. Consequently, any potential counterparty in a strategic transaction involving our company may choose not to spend additional resources and continue development of nemvaleukin alfa or any of our other product candidates and may attribute little or no value, in such a transaction, to those product candidates.

In addition, any strategic business combination or other transactions that we may consummate in the future could have a variety of negative consequences and we may implement a course of action or consummate a transaction that yields unexpected results that adversely affects our business and decreases the remaining cash available for use in our business.

Any potential transaction would be dependent on a number of factors that may be beyond our control, including, among other things, market conditions, industry trends, the interest of third parties in a potential transaction with us, obtaining shareholder approval and the availability of financing to third parties in a potential transaction with us on reasonable terms. Any failure of such potential transaction to achieve the anticipated results could significantly impair our ability to enter into any future strategic transactions and may significantly diminish or delay any future distributions to our shareholders.

If we are not successful in identifying a strategic alternative or if our plans are not executed in a timely fashion, this may cause reputational harm with our shareholders and the value of our ordinary shares may be adversely impacted. In addition, speculation regarding any developments related to the review of strategic alternatives and perceived uncertainties related to the future of our business could cause our share price to fluctuate significantly.

Even if we successfully consummate any transaction from our strategic evaluation, we may fail to realize all of the anticipated benefits of the transaction, those benefits may take longer to realize than expected, or we may encounter integration difficulties.

Our ability to realize the anticipated benefits of any potential business combination or any other result from our pursuit of strategic alternatives, are highly uncertain. Any anticipated benefits will depend on a number of factors, including our ability to integrate with any future business partner and our ability to generate future shareholder value. The process may be disruptive to our business and the expected benefits may not be achieved within the anticipated time frame, or at all. The failure to meet the challenges involved and to realize the anticipated benefits of any potential transaction could adversely affect our business and financial condition.

If we are successful in completing a strategic transaction, we may be exposed to other operational and financial risks.

Although there can be no assurance that a strategic transaction will result from the process we have undertaken to identify and evaluate strategic alternatives, the negotiation and consummation of any such transaction will require significant time on the part of our management, and the diversion of management’s attention may disrupt our business.

The negotiation and consummation of any such transaction may also require more time or greater cash resources than we anticipate and expose us to other operational and financial risks, including:

•	increased near-term and long-term expenditures;

•	exposure to unknown liabilities;

•	higher than expected acquisition or integration costs;

•	incurrence of substantial debt or dilutive issuances of equity securities to fund future operations;

•	write-downs of assets or goodwill or incurrence of non-recurring, impairment or other charges;

•	increased amortization expenses;

•	difficulty and cost in combining the operations and personnel of any acquired business with our operations and personnel;

•	impairment of relationships with key suppliers or customers of any acquired business due to changes in management and ownership;

•	inability to retain key employees of our company or any acquired business; and

•	possibility of future litigation.

Any of the foregoing risks could have a material adverse effect on our business, financial condition and prospects.

If a strategic transaction is not consummated, our board of directors may decide to pursue a dissolution and liquidation. In such an event, the amount of cash available for distribution to our shareholders will depend heavily on the timing of such liquidation as well as the amount of cash that will need to be reserved for commitments and contingent liabilities.

There can be no assurance that a strategic transaction will be completed. If a strategic transaction is not completed, our board of directors may decide to pursue a dissolution and liquidation. In such an event, the amount of cash available for distribution to our shareholders will depend heavily on the timing of such decision and, with the passage of time the amount of cash available for distribution will be reduced as we continue to fund our operations. In addition, if our board of directors were to approve and recommend, and our shareholders were to approve, a dissolution and liquidation, we would be required under Irish law to pay our outstanding obligations, as well as to make reasonable provision for contingent and unknown obligations, prior to making any distributions in liquidation to our shareholders. As a result of this requirement, a portion of our assets may need to be reserved pending the resolution of such obligations and the timing of any such resolution is uncertain. In addition, we may be subject to litigation or other claims related to a dissolution and liquidation. If a dissolution and liquidation were pursued, our board of directors, in consultation with our advisors, would need to evaluate these matters and make a determination about a reasonable amount to reserve. Accordingly, holders of our ordinary shares could lose all or a significant portion of their investment in the event of a liquidation, dissolution or winding up.

Our ability to consummate a strategic transaction depends on our ability to retain our employees required to consummate such transaction.

Our ability to consummate a strategic transaction depends upon our ability to retain our employees required to consummate such a transaction, the loss of whose services may adversely impact the ability to consummate such transaction. In connection with the evaluation of strategic alternatives and in order to extend our resources, we implemented a reduction in our workforce by approximately 90%, which is expected to be completed by the end of the second quarter of 2025. The strategic review process is supported by our experience at the board of directors, executive management, and supporting staff levels. Our cash conservation activities may yield unintended consequences, such as attrition beyond our reduction in workforce and reduced employee morale, which may cause remaining employees to seek alternative employment. Our ability to successfully complete a strategic transaction depends in large part on our ability to retain certain of our remaining personnel successfully retain our remaining personnel, we are at risk of a disruption to our exploration and consummation of a strategic alternative as well as business operations.

Our corporate restructuring and the associated headcount reduction may not result in anticipated savings, could result in total costs and expenses that are greater than expected and could disrupt our business.

In April 2025, our board of directors determined to discontinue all clinical development of nemvaleukin alfa and, in connection with such decision, approved a reduction in our workforce of approximately 104 positions, or approximately 90%. We expects to incur personnel-related restructuring charges of approximately $9.0 million to $10.0 million related to such reduction in our workforce. We may not realize, in full or in part, the anticipated benefits, savings and improvements in our cost structure from our restructuring efforts due to unforeseen difficulties, delays or unexpected costs. If we are unable to realize the expected operational efficiencies and cost savings from the restructuring, our operating results and financial condition would be adversely affected.

Furthermore, our restructuring plan may be disruptive to our operations. For example, our headcount reductions could yield unanticipated consequences, such as increased difficulties in implementing our business strategy, including retention of our remaining employees.

Any future growth would impose significant added responsibilities on members of management, including the need to identify, recruit, maintain and integrate additional employees. Due to our limited resources, we may not be able to effectively manage our operations or recruit and retain qualified personnel, which may result in weaknesses in our infrastructure and operations, risks that we may not be able to comply with legal and regulatory requirements, and loss of employees and reduced productivity among remaining employees. Our future financial performance and, should we resume development, our ability to develop our product candidates or additional assets will depend, in part, on our ability to effectively manage any future growth or restructuring, as the case may be.

We may become involved in litigation, including securities class action litigation, that could divert management’s attention and harm our business, and insurance coverage may not be sufficient to cover all costs and damages.

In the past, litigation, including securities class action litigation, has often followed certain significant business transactions, such as the sale of a company or announcement of any other strategic transaction, or the announcement of negative events, such as negative results from clinical trials. These events may also result in investigations by the Securities and Exchange Commission (the “SEC”). We may be exposed to such litigation or investigation even if no wrongdoing occurred. Litigation and investigations are usually expensive and divert management’s attention and resources, which could adversely affect our cash resources and our ability to consummate a potential strategic transaction.

Risks Related to Our Financial Position and Capital Needs

Because we have a limited operating history as a standalone company, valuing our business and predicting our prospects is challenging.

Historically and through the date of our Separation from Alkermes plc (the “Former Parent” or “Alkermes”), our business was conducted by the Former Parent. As a result, we have a limited operating history as a standalone company. The conduct of our business by the Former Parent prior to the Separation and our operations to date have focused primarily on organizing and staffing our company, business planning, identifying potential product candidates, and conducting clinical trials and preclinical studies for our product candidates. We have not yet demonstrated an independent ability to successfully complete any registrational clinical trials, obtain regulatory approvals, manufacture a clinical- or commercial-scale product, or conduct the sales and marketing activities necessary for successful product commercialization. Following the Separation, the Former Parent continued to provide some of these functions to us for a specified time period, as described in Note 1, Organization and Description of Business, in the notes to the consolidated financial statements included elsewhere in this Quarterly Report. We have made investments to replicate or outsource from other providers certain manufacturing facilities, systems, infrastructure and personnel to which we no longer have access following our Separation from the Former Parent. Our initiatives to develop an independent ability to operate without access to the Former Parent’s existing operational and administrative infrastructure will include implementation costs. Consequently, any predictions made about our future success or viability in the development and commercialization of biopharmaceutical products may not be as accurate as they could have been if we had a history of successfully developing and commercializing biopharmaceutical products. We expect our operating and financial results to be subject to frequent fluctuations. We have encountered and expect to continue to encounter challenges frequently experienced by clinical-stage biopharmaceutical companies in rapidly evolving fields, and we have not yet demonstrated an ability to successfully navigate such challenges independently. If we do not address the challenges we face successfully, our business, prospects, financial condition and results of operations may be materially harmed.

Our financial condition raises substantial doubt as to our ability to continue as a going concern.

We will require substantial funds to support our continued operations. We have incurred significant operating losses and negative cash flows from operations since our inception. We anticipate that we will continue to incur significant operating losses. Our ability to develop drug candidates is dependent on our ability to raise additional funding and our existing cash, cash equivalents, and marketable securities of $107.7 million as of March 31, 2025, will not be sufficient to fund continued development of our existing candidates and at the same time meet our existing obligations. The strategic alternatives being explored include, but are not limited to, an offer for or other acquisition of us, merger, business combination, or other transaction. While we have not set a timetable for completion of this process, further updates and developments will be disclosed as appropriate or where necessary under regulatory requirements. There can be no assurance that the exploration of strategic alternatives will result in us pursuing a transaction or that any acquisition or other transaction involving us will be completed, nor as to the terms on which any acquisition or other transaction will occur, if at all.

If we are unable to continue as a going concern, we may have to liquidate our assets and may receive less than the value at which those assets are carried on our financial statements, and it is likely that investors will lose all or part of their investment. If we seek additional financing to fund our business activities in the future and there remains substantial doubt about our ability to continue as a going concern, investors or other financing sources may be unwilling to provide funding to us on commercially reasonable terms, if at all.

We have no products approved for commercial sale and have not generated any revenue from product sales. We may never generate any revenue or become profitable or, if we achieve profitability, we may not be able to sustain it.

To date, we have not generated any revenue from our product candidates or product sales, we do not expect to generate any revenue from the sale of products for a number of years and we may never generate revenue from the sale of products. Our ability to generate product revenue depends on a number of factors, including, but not limited to, our ability to:

•	successfully initiate and complete clinical trials for any product candidates;

•	successfully enroll subjects in, and complete any future clinical trials;

•	initiate and/or successfully complete the safety and efficacy studies required to obtain United States (“U.S.”) and/or non-U.S. regulatory approvals for our product candidates;

•	establish clinical and commercial manufacturing capabilities or make arrangements with third-party manufacturers for clinical supply and commercial manufacturing;

•	obtain and maintain regulatory approval for our product candidates;

•	obtain and maintain patent and trade secret protection or regulatory exclusivity for our product candidates;

•	launch commercial sales of our products, if and when approved, whether alone or in collaboration with others;

•	obtain and maintain acceptance of our products, if and when approved, by patients, the medical community and third-party payors;

•	effectively compete with other therapies;

•	obtain and maintain healthcare coverage and adequate reimbursement for any approved products;

•	enforce and defend intellectual property rights and claims; and

•	maintain an acceptable safety profile for our products following approval.

Because of the numerous risks and uncertainties associated with biopharmaceutical product development, we are unable to accurately predict the timing or amount of expenses we may incur in connection with these activities prior to generating product revenue. In addition, we may never succeed in these activities and, even if we do, may never generate revenues that are significant enough to achieve profitability. Even if we do achieve profitability, we may not be able to sustain or increase profitability on a quarterly or annual basis. Our failure to become and remain profitable would depress the value of our company and could impair our ability to raise capital, expand our business, maintain our research and development efforts, diversify our product candidates or even continue our operations. A decline in the value of our company could also cause our shareholders to lose all or part of their investment.

Our business has incurred significant losses and we anticipate that we will continue to incur significant losses for the foreseeable future.

Our business has incurred operating losses to date due to costs incurred in connection with our research and development activities and general and administrative expenses associated with our operations and we have not yet generated any revenue as a standalone company, nor did our business generate any revenue when operated by the Former Parent. If our product candidates are not successfully developed and approved, we may never generate any product revenue from product sales. Our net losses for the three months ended March 31, 2025 and 2024 were $33.1 million and $30.9 million, respectively. We expect to continue to incur losses for the foreseeable future, and we anticipate these losses will continue as we incur additional costs associated with operating as an independent public company. If we obtain marketing and regulatory approval for any of our product candidates, we will incur significant commercialization expenses for marketing, sales, manufacturing and distribution. We may encounter unforeseen expenses, difficulties, complications, delays and other known or unknown factors in achieving our business objectives. We will need to develop commercial capabilities, and we may not be successful in doing so. The net losses we incur may fluctuate significantly from quarter to quarter and year to year.

We will need to raise additional funding to advance our product candidates, which may not be available on acceptable terms, or at all. If we are unable to obtain additional funding when needed, we may have to delay or scale back some of our programs or grant rights to third parties to develop and market our product candidates.

As of March 31, 2025, our cash, cash equivalents and marketable securities were $107.7 million. While we recently made the decision to discontinue development of nemvaleukin and are not currently developing product candidates, if we resume development of nemvaleukin, we will require significant additional funding to advance our product candidates, including costs associated with research and development, acquiring new technologies, conducting preclinical studies and clinical trials, obtaining regulatory approvals, manufacturing products, and establishing marketing and sales capabilities to commercialize our product candidates. Conducting preclinical studies and clinical trials is a time-consuming, expensive, and uncertain process that can take years to complete, and we may never generate the necessary data or results required to obtain marketing approval and achieve product sales. In addition, any product candidates, if approved, may not achieve commercial success. Subject to the outcome of our exploration of strategic alternatives, we believe that, based on our current operating plan, our cash and cash equivalents as of March 31, 2025 will enable us to fund our operating expenses for at least twelve months following the date of this Quarterly Report on Form 10-Q. Our funding estimates are based on assumptions that may prove to be wrong, and we could use our available capital resources sooner than we expect. Changing circumstances, some of which may be beyond our control, could cause us to consume capital significantly faster than we anticipate.

Adverse developments affecting the financial services industry could adversely affect our business operations and our financial condition and results of operations.

Adverse developments that affect financial institutions, such as events involving liquidity that are rumored or actual, have in the past and may in the future lead to bank failures and market-wide liquidity problems.

Although we assess our banking relationships as we believe necessary or appropriate, our access to cash in amounts adequate to finance or capitalize our current and projected future business operations could be significantly impaired by factors that affect the financial institutions with which we have banking relationships, and in turn, us. These factors could include, among others, events such as liquidity constraints or failures, the ability to perform obligations under various types of financial, credit or liquidity agreements or arrangements, disruptions or instability in the financial services industry or financial markets, or concerns or negative expectations about the prospects for companies in the financial services industry.

In addition, widespread investor concerns regarding the U.S. or international financial systems could result in less favorable commercial financing terms, including higher interest rates or costs and tighter financial and operating covenants, or systemic limitations on access to credit and liquidity sources, thereby making it more difficult for us to acquire financing on acceptable terms or at all. Any decline in available funding or access to our cash and liquidity resources could, among other risks, adversely impact our ability to meet our operating expenses, financial obligations or fulfill our other obligations, result in breaches of our financial and/or contractual obligations or result in violations of U.S. federal or U.S. state wage and hour laws. Any of these impacts, or any other impacts resulting from the factors described above or other related or similar factors not described above, could have material adverse impacts on our liquidity and our current and/or projected business operations and financial condition and results of operations.

In addition, one or more of our vendors, third-party manufacturers, or other business partners could be adversely affected by any of the liquidity or other risks that are described above, which in turn, could have a material adverse effect on our current and/or projected business operations and results of operations and financial condition. Any business partner bankruptcy or insolvency, or any breach or default by a business partner, or the loss of any significant supplier relationships, could result in material adverse impacts on our current and/or projected business operations and financial condition.

Risks Related to Discovery, Product Development and Regulatory Approval of Our Product Candidates

Biopharmaceutical product development involves a lengthy and expensive process, with an uncertain outcome. We may incur additional unexpected costs or experience delays in completing, or ultimately be unable to complete, the development and commercialization of our product candidates.

Our business depends heavily on the successful execution of our clinical development plan, regulatory approvals and commercialization of our product candidates. To obtain the requisite regulatory approvals to commercialize any product candidate, we must demonstrate through extensive preclinical studies and clinical trials that such product candidate is safe and effective for use in humans. Designing, conducting, and completing a clinical development program is complex and expensive and can take many years to complete, and its outcome is inherently uncertain and our clinical development efforts may fail. For example, in April 2025, following a review of data from our Phase 2 ARTISTRY-6 trial in melanoma and our Phase 3 ARTISTRY-7 trial in platinum-resistant ovarian cancer, we determined to discontinue all clinical development of nemvaleukin alfa (“nemvaleukin”), which had been our lead product candidate. Prior to that determination, we had incurred substantial expenses for preclinical testing, clinical trials, and other activities related to our clinical development programs.

We may be unable to establish clinical outcomes that applicable regulatory authorities would consider clinically meaningful, and a clinical trial can fail at any stage of testing as occurred in our ARTISTRY-6 and ARTISTRY-7 trials of nemvaleukin. Any future product candidates will require substantial additional development and testing, and regulatory approvals, prior to commercialization.

Each product candidate must demonstrate an adequate benefit-risk profile for its intended use in its intended patient population. In some instances, significant variability in safety or efficacy appear in different clinical studies of the same product candidate due to numerous factors, including changes in study protocols, differences in the number and characteristics of the enrolled subjects, variations in the dosing regimen and other clinical study parameters or the dropout rate among study participants. Product candidates in later stages of clinical studies often fail to demonstrate adequate safety and efficacy despite promising preclinical testing and earlier clinical studies. A number of companies in the biopharmaceutical industry have suffered significant setbacks in later-stage clinical studies, as we experienced with nemvaleukin. Most product candidates that begin clinical studies are never approved for commercialization by regulatory authorities.

Successful completion of clinical trials is a prerequisite to submitting a Biologics License Application (“BLA”) to the U.S. Food and Drug Administration (“FDA”), a marketing authorization application to the European Medicines Agency (“EMA”) and similar marketing applications to comparable non-U.S. regulatory authorities for each product candidate, as applicable, and, consequently, the ultimate approval and commercial marketing of any product candidates.

We may experience delays in initiating or completing clinical trials and preparing for regulatory submissions. We also may experience numerous unforeseen events during, or as a result of, any current or future clinical trials that could delay or prevent our ability to develop product candidates or receive marketing approval or commercialize product candidates, including:

•	we may be unable to generate sufficient preclinical, toxicology, or other in vivo or in vitro data to obtain regulatory authorizations to commence a clinical trial;

•

the FDA, EMA or comparable other regulatory authorities may require us to submit additional data, such as long-term toxicology studies, or impose other requirements before permitting us to initiate a clinical trial or prior to commercialization;

•	we may experience issues in reaching a consensus with regulatory authorities on trial design;

•	regulators, institutional review boards (“IRBs”) or ethics committees may not authorize us or our investigators to commence a clinical trial or conduct a clinical trial at a prospective trial site;

•

we may experience delays in reaching, or fail to reach, agreement on acceptable terms with prospective trial sites and prospective contract research organizations (“CROs”) or contract development and manufacturing organizations (“CDMOs”), the terms of which can be subject to extensive negotiation and may vary significantly among different CROs, CDMOs and trial sites;

•	clinical trial sites may deviate from a trial protocol or drop out of a trial or fail to conduct the trial in accordance with regulatory requirements;

•

the number of subjects required for clinical trials of our product candidates may be larger than we anticipate, enrollment in these clinical trials may be slower than we anticipate, or subjects may drop out of these clinical trials or fail to return for post-treatment follow-up at a higher rate than we expect;

•

subjects that enroll in our studies may misrepresent their eligibility or may otherwise not comply with the clinical trial protocol, resulting in the need to drop the subject from the trial, increase the needed enrollment size for the clinical trial or extend its duration;

•	subjects may choose an alternative treatment for the indication for which we are developing our product candidates, or participate in competing clinical trials;

•	subjects may experience severe or unexpected drug-related adverse effects;

•	clinical trials of our product candidates may produce unfavorable, inconclusive, or clinically insignificant results;

•

we may decide to, or regulators, IRBs or ethics committees may require us to, make changes to a clinical trial protocol or conduct additional preclinical studies or clinical trials, or we may decide to abandon product development programs;

•	we may need to add new or additional clinical trial sites and may experience delays or interruptions in site initiations;

•

our third-party contractors, including those manufacturing our product candidates or conducting clinical trials on our behalf, may fail to comply with regulatory requirements or meet their contractual obligations to us in a timely manner, or at all, or may deviate from the clinical trial protocol or drop out of the trial, which may require that we add new clinical trial sites or third-party contractors;

•	we may experience manufacturing delays, and any changes to manufacturing processes or third-party contractors that may be necessary or desired could result in other delays;

•	we may not be able to raise funding necessary to initiate or continue a trial;

•	the cost of preclinical testing and studies and clinical trials of any product candidates may be greater than we anticipate or greater than our available financial resources;

•

the supply or quality of our product candidates or other materials necessary to conduct clinical trials of our product candidates may be insufficient or inadequate or we may not be able to obtain sufficient quantities of combination therapies for use in clinical trials;

•	reports may arise from preclinical or clinical testing of other therapies that raise safety or efficacy concerns about our product candidates;

•

our product candidates may have undesirable side effects or other unexpected characteristics, causing us or our investigators, regional regulators, IRBs or ethics committees to suspend or terminate the clinical trials;

•

we may elect to, or regional regulators, IRBs or ethics committees may require that we or our investigators, suspend or terminate clinical trials for various other reasons, including noncompliance with regulatory requirements; and

•	regulators may revise the requirements, timelines or pathways for approval of our product candidates, or such requirements, timelines or pathways may not be as we anticipate.

We could also encounter delays if a clinical trial is suspended or terminated by us, the IRBs of the institutions in which such clinical trials are being conducted, or the FDA, EMA or comparable regulatory authorities, or recommended for suspension or termination by the Independent Data Monitoring Committee for such clinical trial. A suspension or termination may be imposed due to a number of factors, including failure to conduct the clinical trial in accordance with regulatory requirements or our clinical protocols, inspection of the clinical trial operations or clinical trial site by the FDA, EMA or comparable non-U.S. regulatory authorities resulting in the imposition of a clinical hold, unforeseen safety issues or adverse side effects, failure to demonstrate a benefit from using a product or treatment, failure to establish or achieve clinically meaningful trial endpoints, changes in governmental regulations or administrative actions, lack of adequate funding to continue the clinical trial, or changes in treatment standards that could impact the relevance of our clinical trial. Clinical trials of any product candidates may fail to show acceptable safety or efficacy or produce negative or inconclusive results, as was the case with respect to the efficacy results from our ARTISTRY-6 and ARTISTRY-7 trials of nemvaleukin, and we may decide, or regulators may require us, to conduct additional preclinical studies or clinical trials. Many of the factors that cause, or lead to, a delay in the commencement or completion of clinical trials may also ultimately lead to the denial of regulatory approval of our product candidates. Further, the FDA, EMA or comparable non-U.S. regulatory authorities may disagree with our clinical trial design and our interpretation of data from clinical trials. Regulatory authorities also may change the requirements for approval even after they have reviewed and commented on the design for our clinical trials, including if subsequent changes in standard of care impact the appropriateness of the design of our clinical trials.

For example, in December 2022, with the passage of the Food and Drug Omnibus Reform Act (“FDORA”), Congress required sponsors to develop and submit a diversity action plan (“DAP”) for each Phase 3 clinical trial or any other “pivotal study” of a new drug product. These plans are meant to encourage the enrollment of more diverse patient populations in late-stage clinical trials of FDA-regulated products. In June 2024, as mandated by FDORA, the FDA issued draft guidance outlining the general requirements for DAPs. Unlike most guidance documents issued by the FDA, the DAP guidance, when finalized, will have the force of law because FDORA specifically dictates that the form and manner for submission of DAPs are specified in FDA guidance. In January 2025, in response to an Executive Order issued by the President on January 21, 2025, on Diversity, Equity and Inclusion programs, the FDA removed this draft guidance from its website. This action raises questions about the applicability of statutory obligations to submit DAPs and the agency’s current thinking on best practices for clinical development.

In addition, conducting clinical trials in non-U.S. countries, as we may do for our product candidates, may present additional risks that may delay completion of our clinical trials. These potential risks include the failure of enrolled patients in non-U.S. countries to adhere to clinical protocols as a result of differences in healthcare services or cultural customs, managing additional administrative burdens associated with non-U.S. regulatory schemes, as well as political and economic risks relevant to such non-U.S. countries.

Further, in January 2022, the new Clinical Trials Regulation (EU) No 536/2014 became effective in the European Union and replaced the prior Clinical Trials Directive 2001/20/EC. This regulation aims at simplifying and streamlining the authorization, conduct and transparency of clinical trials in the European Union. Under the coordinated procedure for the approval of clinical trials, the sponsor of a clinical trial to be conducted in more than one EU member state will only be required to submit a single application for approval. The submission will be made through the Clinical Trials Information System, a clinical trials portal overseen by the EMA and available to clinical trial sponsors, competent authorities of the EU member states and the public. However, it is uncertain as to whether the regulation will achieve those goals and as to how it will be interpreted and implemented.

In addition, we are, or may become, subject to various U.S. federal, state, and local laws, regulations, and recommendations relating to safe working conditions, laboratory and manufacturing practices, the experimental use of animals, and the use and disposal of hazardous substances, including radioactive compounds and infectious disease agents, used in connection with our research work. If we fail to comply with the laws and regulations pertaining to our business, we may be subject to sanctions, including the temporary or permanent suspension of operations, product recalls, marketing restrictions, and civil and criminal penalties.

In addition, the information we choose to publicly disclose regarding a particular study or clinical trial is typically selected from a more extensive amount of available information. Regulatory authorities, investors, and or others may not agree with what we determine is the material or otherwise appropriate information to include in our disclosure, and any information we determine not to disclose may ultimately be deemed significant with respect to future decisions, conclusions, views, activities or otherwise regarding a particular product, product candidate or our business.

Clinical trials are expensive, and our operational, development and research and development costs would increase if we experienced delays in clinical testing or marketing approvals. Significant clinical trial delays also could shorten any periods during which we may have the exclusive right to commercialize our product candidates and may allow our competitors to bring products to market before we do, potentially impairing our ability to successfully commercialize any product candidates and harming our business and results of operations.

Delays or difficulties in the enrollment of patients in any future clinical trials could cause our clinical development activities to be delayed or otherwise adversely affected, which could materially impact our business.

We may experience difficulties in patient enrollment in any future clinical trials we may initiate for a variety of reasons. The timely completion of clinical trials in accordance with their protocols depends, among other things, on our ability to enroll a sufficient number of patients who remain in the trial until its conclusion. The enrollment of patients depends on many factors, including:

•

clinicians’ and patients’ perceptions as to the potential advantages of the product candidate being studied in relation to other available therapies, including any other products that may be approved for the indications we are investigating;

•	the severity of the disease under investigation;

•	the patient eligibility and the inclusion and exclusion criteria defined in the protocol;

•	adverse events in our clinical trials and in third-party clinical trials of agents similar to our product candidates;

•	the size and health of the patient population required for analysis of the trial’s primary endpoints;

•	the proximity of patients to trial sites;

•	the design of the trial;

•	our ability to recruit clinical trial investigators with the appropriate competencies and experience;

•	our ability to obtain and maintain patient consents;

•	our ability to monitor patients adequately during and after treatment;

•	the risk that patients enrolled in clinical trials will drop out of the trials before completion; and

•	factors we may not be able to control that may limit the availability of patients, principal investigators or staff or clinical trial sites.

In addition, any clinical trials would compete with other clinical trials for product candidates and this competition will reduce the number and types of patients available to us, because some patients who might have opted to enroll in our trials may instead opt to enroll in a trial being conducted by one of our competitors. Since the number of qualified clinical investigators is limited, we may need to conduct some of our clinical trials at the same clinical trial sites that some of our competitors use, which will reduce the number of patients who are available for our clinical trials at such clinical trial sites.

Our inability to enroll a sufficient number of patients for our clinical trials would result in significant delays or might require us to abandon one or more clinical trials altogether. Enrollment delays in our clinical trials may result in increased development costs for our product candidates, slow down or halt our product candidate development and approval process and jeopardize our ability to seek and obtain the marketing approval required to commence product sales and generate revenue, which would cause the value of our company to decline and limit our ability to obtain additional financing, if needed.

If our clinical trials fail to replicate positive results from earlier preclinical studies or clinical trials conducted by us or third parties, we may be unable to successfully develop, obtain regulatory approval for or commercialize our product candidates.

Our preclinical studies or early clinical trials of our product candidates, whether conducted by us or third parties, may not necessarily be predictive of the results of later clinical trials that we conduct. For example, despite promising results in our early clinical trials of nemvaleukin, our ARTISTRY-6 and ARTISTRY-7 trials failed to meet their primary endpoints. Similarly, even if we are able to complete our planned clinical trials of our product candidates, positive results from such clinical trials may not be replicated in our subsequent preclinical studies or clinical trials or in real-world results.

Many companies in the pharmaceutical and biotechnology industries have suffered significant setbacks in late-stage clinical trials after achieving positive results in early-stage development, and we cannot be certain that we will not face further setbacks for any future product candidates. These setbacks have been caused by, among other things, preclinical findings made while clinical trials were underway or safety or efficacy observations made in preclinical studies and clinical trials, including previously unreported adverse events. Moreover, preclinical and clinical data are often susceptible to varying interpretations and analyses and many companies that believed their product candidates performed satisfactorily in preclinical studies and clinical trials nonetheless failed to obtain FDA, EMA or comparable non-U.S. regulatory authority approval. Furthermore, the approval policies or regulations of the FDA, EMA or comparable non-U.S. regulatory authorities may significantly change in a manner that may render our clinical data insufficient for approval, which may lead to the FDA, EMA or comparable non-U.S. regulatory authorities delaying, limiting or denying approval of our product candidates.

Interim, “topline” and preliminary data from clinical trials may change as more data become available, are not necessarily predictive of the final results of the completed study or the results of other ongoing or future studies and are subject to audit and verification procedures that could result in material changes.

From time to time, we may announce, publish or report preliminary, topline or interim data from our clinical trials. Such data are subject to the risk that one or more of the clinical outcomes may materially change as patients continue progressing through the study (for example, in oncology studies, a patient may progress from a complete or partial response to progressive disease), as patient enrollment continues and/or as more patient data become available, and such data may not be indicative of final data from such trials, data from future trials or real-world results. In addition, such data may remain subject to audit confirmation and verification procedures that may result in the final data being materially different from the preliminary, topline or interim data disclosed. As a result, all preliminary, topline and interim data should be viewed with caution until the final data are available. Material adverse differences between preliminary, topline or interim data and final data could significantly harm our business, financial condition, cash flows and results of operations.

We may seek approval of our product candidates, where applicable, under the FDA’s accelerated approval pathway. This pathway may not lead to a faster development or regulatory review or approval process, and it does not increase the likelihood that our product candidates will receive marketing approval.

A product may be eligible for accelerated approval if it treats a serious or life-threatening condition and generally provides a meaningful advantage over available therapies. In addition, it must demonstrate an effect on a surrogate endpoint that is reasonably likely to predict clinical benefit, or on a clinical endpoint that can be measured earlier than irreversible morbidity or mortality (“IMM”), that is reasonably likely to predict an effect on IMM or other clinical benefit. Under the FDORA, the FDA is permitted to require, as appropriate, that a post-approval confirmatory study or studies be underway prior to approval or within a specified time period after the date of approval for a product that is granted accelerated approval. FDORA also requires sponsors to send updates to the FDA every 180 days on the status of such studies, including progress toward enrollment targets, and the FDA must promptly post this information publicly. FDORA also gives the FDA increased authority to withdraw accelerated approval on an expedited basis if the sponsor fails to conduct such studies in a timely manner, send the necessary updates to the FDA, or if such post-approval studies fail to verify the drug’s predicted clinical benefit; and to take action, such as issuing fines, against companies that fail to conduct with due diligence any post-approval confirmatory study or submit timely reports to the agency on their progress. In addition, the FDA generally requires pre-approval of promotional materials for products receiving accelerated approval, which could adversely impact the timing of the commercial launch of the product.

Prior to seeking accelerated approval of any of our product candidates, we would expect to seek feedback from the FDA and to otherwise evaluate our ability to seek and receive such accelerated approval. There can be no assurance that after our evaluation of the feedback and other factors we will decide to pursue accelerated approval or any other form of expedited development, review or approval or that we will continue to pursue or apply for accelerated approval even if we initially decide to do so. Furthermore, if we decide to submit an application for accelerated approval, there can be no assurance that such submission or application will be accepted or that any expedited development, review or approval will be granted on a timely basis, or at all. The FDA could also require us to conduct further studies prior to considering our application or granting approval of any type. Thus, even if we seek to utilize the accelerated approval pathway for any future product candidates, we may not be able to obtain accelerated approval, and even if we do, that product may not experience a faster development or regulatory review or approval process. In addition, receiving accelerated approval does not ensure the product’s accelerated approval will eventually be converted to a traditional approval.

In March 2023, the FDA issued draft guidance that outlines its current thinking and approach to accelerated approval. The FDA indicated that the accelerated approval pathway is commonly used for approval of oncology drugs due to the serious and life-threatening nature of cancer. Although single-arm trials have been commonly used to support accelerated approval, a randomized controlled trial is the preferred approach as it provides a more robust efficacy and safety assessment and allows for direct comparisons to an available therapy. To that end, the FDA outlined considerations for designing, conducting, and analyzing data for trials intended to support accelerated approvals of oncology therapeutics. While this guidance is currently only in draft form and will not be legally binding even when finalized, we will need to consider the FDA’s guidance closely if we seek accelerated approval for any of our products. Accordingly, even if we do receive accelerated approval, we may not experience a faster development or regulatory review or approval process, and receiving accelerated approval does not provide assurance of ultimate full FDA approval.

Finally, there can be no assurance that we will satisfy all FDA requirements, including new provisions, that govern accelerated approval. For example, with the passage of FDORA in December 2022, Congress modified certain provisions governing accelerated approval of drug and biologic products. Specifically, the new legislation authorized the FDA to require a sponsor to have its confirmatory clinical trial underway before accelerated approval is awarded and to submit progress reports on its post-approval studies to the FDA every six months until the study is completed. Moreover, FDORA established expedited procedures authorizing the FDA to withdraw an accelerated approval if certain conditions are met, including where a required confirmatory study fails to verify and describe the predicted clinical benefit or where evidence demonstrates the product is not shown to be safe or effective under the conditions of use. The FDA may also use such procedures to withdraw an accelerated approval if a sponsor fails to conduct any required post-approval study of the product with due diligence, including with respect to “conditions specified by the Secretary.” The new procedures include the provision of due notice and an explanation for a proposed withdrawal, and opportunities for a meeting with the FDA Commissioner or the FDA Commissioner’s designee and a written appeal, among other things. We will need to fully comply with these and other requirements in connection with the development and approval of any product candidate that qualifies for accelerated approval.

In the EU, a “conditional” marketing authorization may be granted in cases where all the required safety and efficacy data are not yet available. A conditional marketing authorization is subject to conditions to be fulfilled for generating missing data or ensuring increased safety measures. A conditional marketing authorization is valid for one year and has to be renewed annually until fulfillment of all relevant conditions. Once the applicable pending studies are provided, a conditional marketing authorization can become a “standard” marketing authorization. However, if the conditions are not fulfilled within the timeframe set by the EMA, the marketing authorization will cease to be renewed.

We conducted, and may in the future conduct, clinical trials for certain of our product candidates at sites outside the U.S. The FDA may not accept data from trials conducted in such locations and the conduct of trials outside the U.S. could subject us to additional delays and expense.

Prior to our discontinuation of clinical development of nemvaleukin, we conducted our clinical trials globally, including at sites outside the U.S. For example, we previously conducted or may in the future conduct clinical trials in Canada, Australia, South Korea, Poland, Spain, Taiwan, the United Kingdom (“UK”), Italy, Austria, Israel, Singapore, Germany, Belgium, Lithuania, the Czech Republic, Norway, Denmark, and France. Although the FDA may accept data from clinical trials conducted outside the U.S., acceptance of these data is subject to certain conditions imposed by the FDA. In cases where data from foreign clinical trials are intended to serve as the sole basis for marketing approval in the U.S., the FDA will generally not approve the application on the basis of foreign data alone unless (i) the data are applicable to the U.S. population and U.S. medical practice; (ii) the trials were performed by clinical investigators of recognized competence and pursuant to good clinical practice (“GCP”) regulations; and (iii) the data may be considered valid without the need for an on-site inspection by the FDA, or if the FDA considers such inspection to be necessary, the FDA is able to validate the data through an on-site inspection or other appropriate means.

In addition, even where the foreign study data are not intended to serve as the sole basis for approval, the FDA will not accept the data as support for an application for marketing approval unless the study satisfies certain conditions. For example, the clinical trial must be well designed and conducted and performed by qualified investigators in accordance with GCP. The FDA must be able to validate the data from the trial through an onsite inspection if necessary. The trial population must also have a similar profile to the U.S. population, and the data must be applicable to the U.S. population and U.S. medical practice in ways that the FDA deems clinically meaningful, except to the extent the disease being studied does not typically occur in the U.S. In addition, while these clinical trials are subject to applicable local laws, the FDA acceptance of the data will be dependent upon its determination that the trials also complied with all applicable U.S. laws and regulations. There can be no assurance that the FDA will accept data from clinical trials conducted outside of the U.S. If the FDA does not accept the data from any trial that we conduct outside the U.S., it would likely result in the need for additional trials, which would be costly and time-consuming and delay or permanently halt our development of our product candidates.

In addition, the conduct of clinical trials outside the U.S. could have a significant adverse impact on us or the trial results. Risks inherent in conducting international clinical trials include clinical practice patterns and standards of care that vary widely among countries; non-U.S. regulatory authority requirements that could restrict or limit our ability to conduct our clinical trials; administrative burdens of conducting clinical trials under multiple non-U.S. regulatory authority frameworks; non-U.S. exchange rate fluctuations; and diminished protection of intellectual property in some countries. In addition, global economic or political unrest could result in delays in any future clinical trials we may conduct, or the ability of third parties on whom we rely to conduct our clinical trials in a timely manner. Any such delay could have an adverse impact on our business, financial condition and results of operations.

Side effects, serious adverse events, or other undesirable properties could arise from the use of our product candidates and, in turn, could delay or halt clinical trials, delay or prevent regulatory approval, result in a restrictive label for our products, if approved, or result in significant negative consequences following any marketing approval.

Undesirable side effects or serious adverse events caused by any product candidates we develop in the future could cause us or regulatory authorities to interrupt, delay, or halt clinical trials and could result in a restrictive label for any approved products or the delay or denial of regulatory approval by the FDA or other comparable non-U.S. regulatory authorities.

Any related drug side effects or serious adverse events, or unforeseen side effects or serious adverse events in our clinical trials could affect clinical trial patient recruitment or the ability or desire of enrolled patients to complete the clinical trial, could result in suspension or termination of our clinical trials, or potential product liability claims.

Additionally, if any of future product candidates receive marketing approval, and we or others later identify undesirable side effects or serious adverse events caused by such product, a number of potentially significant consequences could result, including:

•	we may suspend or be forced to suspend marketing of such product;

•	we may be obliged to conduct a product recall or product withdrawal;

•	other regulatory authorities may suspend, vary, or withdraw their approvals of such product;

•	regulatory authorities may order the seizure of such product;

•	regulatory authorities may require additional warnings on the label or a REMS that could diminish the usage or otherwise limit the commercial success of such product;

•	we may be required to conduct post marketing studies for such product;

•	we could be sued and held liable for harm caused to patients that are believed to be related to use of such product;

•	we could be required to pay fines and face other administrative, civil, and criminal penalties; and

•	our reputation may suffer.

Any of these events could prevent us from achieving or maintaining market acceptance of such product.

Preclinical development is uncertain. Our discovery-stage and preclinical programs may experience delays or may never advance to clinical trials.

Our interleukin-18 (“IL-18”) and interleukin-12 (“IL-12”) programs are still in the preclinical stage of development, and their risk of failure is high. Before we can commence clinical trials for a product candidate, we must complete extensive preclinical testing and studies that support our planned Investigational New Drug applications (“IND”) in the U.S., or similar applications in other jurisdictions. We cannot be certain of the timely completion or outcome of our preclinical testing and studies and cannot predict if the FDA or other regulatory authorities will accept our proposed clinical programs or if the outcome of our preclinical testing and studies will ultimately support the further development of our programs.

We may not be successful in our efforts to identify or discover additional product candidates.

If we were to decide to explore other therapeutic opportunities in addition to product candidates that we have previously developed, we may fail to identify or discover viable new product candidates for clinical development for a number of reasons. If we were to fail to identify additional potential product candidates, our business could be materially harmed.

Research programs to pursue the development of product candidates for additional indications and to identify new product candidates and disease targets require substantial technical, financial and human resources whether or not they are ultimately successful. Our research programs may initially show promise in identifying potential indications and/or product candidates, yet fail to yield results for clinical development for a number of reasons, including:

•	the research methodology used may not be successful in identifying potential indications and/or product candidates;

•	potential product candidates may, after further study, be shown to have harmful adverse effects or other characteristics that indicate they are unlikely to be effective drugs; or

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it may take greater human and financial resources than we will possess to identify additional therapeutic opportunities for our product candidates or to develop suitable potential product candidates through internal research programs, thereby limiting our ability to develop, diversify and expand our product portfolio.

Accordingly, there can be no assurance that we will ever be able to develop suitable future product candidates through internal research programs, which could materially adversely affect our future growth and prospects.

The regulatory approval process for any future product candidates will be lengthy, time-consuming and inherently unpredictable and we may experience significant delays in the clinical development and regulatory approval, if any, of our product candidates.

We are not permitted to market any biological product in the U.S. until we receive approval of a BLA from the FDA. We have not previously submitted a BLA to the FDA, or similar marketing application to comparable non-U.S. regulatory authorities. A BLA must include extensive preclinical and clinical data and supporting information to establish that the product candidate is safe, pure and potent for each desired indication. A BLA must also include significant information regarding the chemistry, manufacturing and controls for the product, and the manufacturing facilities must complete a successful pre-license inspection.

The FDA’s approval of a BLA is not guaranteed, and the review and approval process is expensive, uncertain and may take several years. The FDA also has substantial discretion in the approval process. The number and types of preclinical studies and clinical trials that will be required for BLA approval varies depending on the product candidate, the disease or the condition that the product candidate is designed to treat and the regulations applicable to any particular product candidate. Despite the time and expense associated with preclinical studies and clinical trials, failure can occur at any stage.

The FDA may also require a panel of experts, referred to as an advisory committee (“Advisory Committee”), to deliberate on the adequacy of the safety and efficacy data from our clinical studies to support approval. The opinion of the Advisory Committee, although not binding, may have a significant impact on our ability to obtain approval in the U.S. of any product candidate that we develop based on the completed clinical trials.

In addition, public concern regarding the safety or efficacy of biopharmaceutical products could delay or limit our ability to obtain regulatory approval, result in the inclusion of unfavorable information in our labeling or require us to undertake other activities that may entail additional costs. We have not obtained FDA approval for any product as a standalone entity. This lack of experience may impede our ability to obtain FDA approval in a timely manner, if at all, for any current or future product candidates.

Our applications for our product candidates could fail to receive regulatory approval for many reasons, including the following:

•	the FDA, EMA or other comparable foreign regulatory authorities may disagree with the design, implementation or results of our clinical trials;

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the FDA, EMA or other comparable foreign regulatory authorities may determine that our product candidates are not safe and effective or have undesirable or unintended adverse events, toxicities or other characteristics that preclude our obtaining marketing approval or prevent or limit commercial use;

•	the population studied in the clinical trial may not be sufficiently broad or representative to assure efficacy and safety in the full population for which we seek approval;

•	the FDA, EMA or other comparable foreign regulatory authorities may disagree with our interpretation of data from preclinical studies or clinical trials or view such data as being biased;

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the unblinding associated with an interim analysis of data from a clinical trial may negatively impact the review and interpretation of such data by the FDA, EMA or other comparable foreign regulatory authority because such regulatory authority may view the unblinding as having potentially introduced bias into the study or otherwise more generally compromised the study’s integrity;

•	we may be unable to demonstrate to the FDA, EMA or other comparable foreign regulatory authorities that our product candidates’ risk-benefit ratios for their proposed indications are acceptable;

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the FDA, EMA or other comparable foreign regulatory authorities may fail to approve the manufacturing processes, test procedures and specifications or facilities of third-party manufacturers with which we contract for clinical and commercial supplies; and

•	the approval policies or regulations of the FDA, EMA or other comparable foreign regulatory authorities may significantly change in a manner rendering our clinical data insufficient for approval.

Any delay or failure in seeking or obtaining required approvals would have a material and adverse effect on our ability to generate revenue from any particular product candidates we are developing and for which we are seeking approval.

Manufacturing of biological products is complex, and we may experience manufacturing problems that result in delays in our development or commercialization programs.

The manufacturing of biologics is complex and difficult and we and the third parties upon whom we have relied for manufacturing may experience production issues or interruptions for our product candidates, including raw material or starting material variability in terms of quality, cell line viability, productivity or stability issues, shortages of any kind, shipping, distribution, storage and supply chain failures, growth media contamination, equipment malfunctions, operator errors, facility contamination, labor problems, natural disasters, disruption in utility services, terrorist activities, or “acts of God” that are beyond our control or the control of our third-party manufacturers and other third parties.

Given the nature of biologics manufacturing, there is a risk of contamination during manufacturing. Any contamination could materially harm our ability to produce product candidates on schedule and could harm our results of operations and cause reputational damage. Some of the raw materials that we anticipate will be required in our manufacturing process are derived from biological sources. Such raw materials may be difficult to procure and may be subject to contamination or recall.

Problems with the manufacturing process, even minor deviations from the normal process, could result in product defects or manufacturing failures that result in lot failures, product recalls, product liability claims, insufficient inventory or potentially delay progression of our preclinical or clinical development of any product candidates we may develop. If we were to successfully develop product candidates, we may encounter problems achieving adequate quantities and quality that meet FDA, EMA, or other comparable applicable non-U.S. standards or specifications with consistent and acceptable production yields and costs. Our ability to scale our manufacturing and maintain the manufacturing process at the same levels of quality and efficacy that we are currently manufacturing is yet to be established. If we or our third-party manufacturers are unable to scale our manufacturing at the same levels of quality and efficiency, we may not have sufficient supply for our clinical trials or commercial supply. A material shortage, contamination or manufacturing failure in the manufacture of any product candidates we may develop or other adverse impact or disruption in the commercial manufacturing or the production of clinical material could materially harm our development timelines and our business, financial condition, results of operations and prospects.

We also face risks related to our reliance on our current and any future third-party manufacturers. For example, we and our third-party manufacturers are subject to significant regulation with respect to manufacturing our product candidates. All entities involved in the manufacturing of our biological product candidates for clinical trials and, if approved, for commercial sale, including any third-party manufacturers of any product candidates we may develop, are subject to extensive regulation, including that such product candidates must be manufactured in accordance with applicable current Good Manufacturing Practices (“cGMP”). These regulations govern manufacturing processes and procedures (including record keeping) and the implementation and operation of quality systems to control and assure the quality of investigational products and products approved for sale. Poor control of production processes can lead to the introduction of adventitious agents or other contaminants or to inadvertent changes in the properties or stability of our product candidates that may not be detectable in final product testing. We or our third-party manufacturers must supply all necessary documentation in support of a BLA on a timely basis and must adhere to the FDA’s current good laboratory practices and cGMP regulations, as applicable. Our facilities and quality systems and the facilities and quality systems of our third-party manufacturers must pass a pre-approval inspection for compliance with the applicable regulations as a condition of regulatory approval of any product candidates we may develop or any of our other potential products. In addition, the regulatory authorities may, at any time, audit or inspect a manufacturing facility involved with the preparation of our product candidates or our other potential products or the associated quality systems for compliance with the regulations applicable to the activities being conducted. If these facilities do not pass a pre-approval plant inspection, FDA approval of the products will not be granted.

Regulatory authorities also may, at any time following approval of a product for sale, audit our third-party manufacturers’ facilities. If any such inspection or audit identifies a failure to comply with applicable regulations or if a violation of our product specifications or applicable regulations occurs independent of such an inspection or audit, we or the relevant regulatory authority may require remedial measures that may be costly and/or time-consuming for us or a third party to implement and that may include the temporary or permanent suspension of a clinical trial or commercial sales or the temporary or permanent closure of a facility. Any such remedial measures imposed upon us or third parties with whom we contract could materially harm our business.

If we or any third-party manufacturer with which we contract for manufacturing and supply fail to maintain regulatory compliance, the FDA can impose regulatory sanctions including, among other things, refusal to approve a pending application for a new drug product or biological product, or revoke an existing approval. As a result, our business, financial condition and results of operations may be materially harmed.

Currently, we depend on single source manufacturers for certain elements of the manufacturing processes for certain of our product candidates. We cannot ensure that these manufacturers will remain in business or have sufficient capacity or supply to meet our needs. If the third-party manufacturers on whom we rely have insufficient capacity or experience supply, labor or other interruptions, or experience manufacturing challenges related to quality, failure relating to materials, the supply and quality of active pharmaceutical ingredients and other product components and any potential shortage of raw materials, safety issues, utility or transportation disruptions or other site-specific incidents, environmental incidents, and others, our development and commercialization plans for our product candidates may be disrupted. Our use of single source manufacturers exposes us to several other risks, including price increases or manufacturing delays beyond our control. Moreover, reliance on third-party manufacturers generally entails risks to which we would not be subject if we manufactured the product candidates or components of the product candidates ourselves, including:

•	the inability to negotiate manufacturing agreements with third parties under commercially reasonable terms or at all, particularly if they are affiliated with our competitors;

•	scheduling and supply risks as a result of using third-party manufacturers for all aspects of manufacturing activities, particularly if they are under contract with our competitors;

•	termination or nonrenewal of manufacturing agreements with third parties in a manner or at a time that is costly or damaging to us;

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disruptions to the operations of our third-party manufacturers or suppliers caused by conditions unrelated to our business or operations, including the bankruptcy of the manufacturer or supplier, public health crises or global conflicts;

•	the inability to obtain components or materials from alternate sources at acceptable prices in a timely manner; and

•	substantial delays or difficulties related to the establishment of replacement manufacturers who meet regulatory requirements.

Any of these events could lead to clinical trial delays or failure to obtain regulatory approval or impact our ability to successfully commercialize future products. Some of these events could be the basis for FDA action, including injunction, recall, seizure or total or partial suspension of production.

Additionally, if supply from one approved manufacturer is interrupted, such as could be the case with our current third-party manufacturer, there could be a significant disruption in supply. While we believe there are alternate manufacturers who can provide the manufacturing processes required to develop our product candidates, if we have to switch to a replacement manufacturer, the manufacture and delivery of our product candidates could be interrupted for an extended period, which could adversely affect our business. Furthermore, an alternative manufacturer would need to be pre-approved by the FDA through a BLA supplement which could result in further delay. The regulatory authorities may also require additional bridging studies or trials if a new manufacturer is relied upon for commercial production. Switching manufacturers may involve substantial costs and is likely to result in a delay in our desired clinical and commercial timelines.

If we are unable to successfully complete clinical development of, obtain regulatory approval for, or commercialize our product candidates, or if we experience delays in doing so, our business will be materially harmed.

Following the discontinuation of the development of nemvaleukin, our business is highly dependent on the development of future product candidates, including our IL-18 and IL-12 programs, which may never advance to clinical-stage development. In April 2025, following a review of data from our Phase 2 ARTISTRY-6 trial in melanoma and our Phase 3 ARTISTRY-7 trial in platinum-resistant ovarian cancer, we determined to discontinue all clinical development of nemvaleukin, which had been our lead product candidate, which had a material impact on our business.

Commencing clinical trials in the U.S. is subject to acceptance by the FDA of an IND and finalizing the trial design based on discussions with the FDA and other regulatory authorities. In the event that the FDA were to require us to complete additional preclinical studies or we were required to satisfy other FDA requests prior to commencing clinical trials, the start of our clinical trials may have been delayed. Even after we receive and incorporate guidance from these regulatory authorities, the FDA or other regulatory authorities could disagree that we have satisfied their requirements to commence any clinical trial or change their position on the acceptability of our trial design or the clinical endpoints selected, which may require us to complete additional preclinical studies or clinical trials or impose stricter approval conditions than we currently expect. In addition, emerging data from other clinical trials and regulatory approvals of other product candidates could impact the acceptability of our clinical trial designs. There are equivalent processes and risks applicable to clinical trial applications in other countries, including countries in the European Union (“EU”).

We may experience issues that require revisions to our trial design and trial protocols. We have had minimal interaction with the FDA or other regulatory authorities with respect to our IL-18 and IL-12 programs, and the FDA or other regulatory authorities may not agree with any development strategy or plans for such programs that we may develop in the future.

We also may experience difficulties with patient recruitment and enrollment, quality and provision of clinical supplies, or early safety signals.

Even if we succeed in obtaining regulatory approval for a product candidate, we do not currently have an infrastructure for the sale, marketing, market access, patient service and distribution of pharmaceutical products. In order to market our product candidates, we must build our sales, marketing, managerial and other non-technical capabilities, or arrange with third parties to perform these services. There are risks involved with both establishing our own commercial capabilities and entering into arrangements with third parties to perform these services. For example, recruiting and training a sales force or reimbursement specialists is expensive and time-consuming and could delay any product candidate launch. If commercialization is delayed or does not occur, we would have prematurely or unnecessarily incurred such expenses. This may be costly, and our investment would be lost if we cannot retain or reposition our commercialization personnel.

If we enter into arrangements with third parties to perform sales, marketing, commercial support and distribution services, our product revenue or potential profitability from such product revenue may be lower than if we were to market and sell any products we may develop ourselves. In addition, we may fail to enter into arrangements with third parties to commercialize our product candidates or may be unable to do so on terms that are favorable to us. We may have little control over such third parties, and any of them may fail to devote the necessary resources and attention to sell and market our products effectively. If we do not establish commercialization capabilities successfully, either on our own or in collaboration with third parties, or if we are unable to do so on commercially reasonable terms, we will not be successful in commercializing our product candidates if approved and our business, prospects, financial condition and results of operations will be materially harmed.

The success of our business, including our ability to finance our company and generate any revenue in the future, will primarily depend on the successful development, regulatory approval and commercialization of our current and any future product candidates, which may never occur. It may be years before we are able to demonstrate clinical trial safety and efficacy data sufficient to warrant submission for approval for commercialization, and we may never be able to do so. If we are unable to develop, or obtain regulatory approval for, or, if approved, successfully commercialize our current or any future product candidates, we may not be able to generate sufficient revenue to continue our business.

The FDA or other regulatory authorities may not agree with our regulatory approval strategies or components of our filings for any future products and may not approve, or may delay approval of, our products.

While we have discontinued all clinical development of nemvaleukin, we must obtain government approvals before marketing or selling any future products. The FDA in the U.S., and comparable regulatory authorities in other jurisdictions, impose substantial and rigorous requirements for the development, manufacture and commercialization of biological products, the satisfaction of which can take a significant number of years and can vary substantially based upon the type, complexity and novelty of the product.

In addition, regulation is not static, and regulatory authorities, including the FDA, evolve in their staff, interpretations and practices and may impose more stringent requirements than currently in effect, which may adversely affect our plans for product development, manufacture and/or commercialization. Additionally, changes in laws or regulations, particularly if there are changes in or the enactment of additional statutes, promulgation of regulations or issuance of guidance during preclinical or clinical development, may require us to change our trial designs or conduct additional trials. For example, in December 2022, with the passage of FDORA, Congress required sponsors to develop and submit a diversity action plan for each Phase 3 clinical trial or any other “pivotal study” of a new drug or biological product. In January 2025, in response to an Executive Order issued by the President on diversity, equity and inclusion programs, the FDA removed this draft guidance from its website. The approval procedure and the time required to obtain approval also varies among countries. Regulatory authorities may have varying interpretations of the same data, and approval by one regulatory authority does not ensure approval by regulatory authorities in other jurisdictions. In addition, the FDA or other regulatory authorities may choose not to communicate with or update us during clinical testing and regulatory review periods and the ultimate decision by the FDA or other regulatory authorities regarding drug approval may not be consistent with prior communications.

Moreover, principal investigators for our clinical trials may serve as scientific advisors or consultants to us and receive compensation in connection with such services. Under certain circumstances, we may be required to report some of these relationships to the FDA or comparable foreign regulatory authorities. The FDA or a comparable foreign regulatory authority may conclude that a financial relationship between us and a principal investigator has created a conflict of interest or otherwise affected the interpretation of the study. The FDA or comparable foreign regulatory authority may therefore question the integrity of the data generated at the applicable clinical trial site and the utility of the clinical trial itself may be jeopardized. This could result in a delay in approval, or rejection, of our marketing applications by the FDA or comparable foreign regulatory authority, as the case may be, and may ultimately lead to the denial of marketing approval of one or more of our product candidates.

Regulatory approval by the FDA or other regulatory authorities can be delayed, limited or not granted at all for many reasons, including because regulatory authorities may not agree with our regulatory approval strategies, plans for accelerated development timelines, components of our filings such as clinical trial designs, conduct and methodologies, or the sufficiency of our submitted data to meet their requirements for product approval. Regulatory authorities might not approve our or our licensees’ manufacturing processes or facilities, or those of the CROs and contract manufacturing organizations who conduct research or manufacturing work on our or our licensees’ behalf. Regulatory authorities also may change their requirements for approval or post-approval marketing. We will need to reach agreement with the FDA on a confirmatory data plan and there is no guarantee that the FDA will agree to any confirmatory data plan that we propose. The treatment of cancer is a rapidly evolving field and will continue to evolve. By such time, if ever, as we may receive necessary regulatory approvals for our product candidates, the standard of care for the treatment of the relevant cancers may have evolved such that it would be necessary to modify our plans for regulatory approval, and the prospects for regulatory approval and commercial acceptance of our products may be limited by a change in the standard of care.

Further, under the Pediatric Research Equity Act (“PREA”), an NDA or supplement to an NDA for certain drug products must contain data to assess the safety and effectiveness of the drug product in all relevant pediatric subpopulations and to support dosing and administration for each pediatric subpopulation for which the product is safe and effective, unless the sponsor receives a deferral or waiver from the FDA. A deferral may be granted for several reasons, including a finding that the product or therapeutic candidate is ready for approval for use in adults before pediatric trials are complete or that additional safety or effectiveness data needs to be collected before the pediatric trials begin. The applicable legislation in the EU also requires sponsors to either conduct clinical trials in a pediatric population in accordance with a Pediatric Investigation Plan approved by the Pediatric Committee of the EMA or to obtain a waiver or deferral from the conduct of these studies by this Committee. For any of our product candidates for which we are seeking regulatory approval in the U.S. or the EU, we cannot guarantee that we will be able to obtain a waiver or alternatively complete any required studies and other requirements in a timely manner, or at all, which could result in associated reputational harm and subject us to enforcement action.

Any failure to obtain, or delay in obtaining, regulatory approval for our future product candidates will prevent or delay their commercialization and could have a material adverse effect on our business, financial condition, cash flows and results of operations. In addition, any failure to obtain, or delay in obtaining, approval for our future product candidates could have a material impact on our shareholders’ confidence in the strength of our development capabilities and/or our ability to generate significant revenue from our development program and could result in a significant decline in our share price.

Inadequate funding for the FDA, the SEC and other U.S. government agencies or the EMA or comparable foreign regulatory authorities could hinder their ability to hire and retain key leadership and other personnel, prevent new products and services from being developed or commercialized in a timely manner or otherwise prevent those agencies from performing normal business functions on which the operation of our business may rely, which could negatively impact our business.

The ability of the FDA, EMA or comparable foreign regulatory authorities to review and approve new products can be affected by a variety of factors, including government budget and funding levels, ability to hire and retain key personnel and accept the payment of user fees, and statutory, regulatory, and policy changes. Average review times at the FDA and other regulators have fluctuated in recent years as a result. In addition, government funding of the FDA, SEC and other government agencies on which our operations may rely, including those that fund research and development activities, is subject to the political process, which is inherently fluid and unpredictable.

Disruptions at the FDA, EMA and other agencies may also slow the time necessary for new drugs to be reviewed and/or approved by necessary government agencies, which would adversely affect our business. For example, in recent years, including in 2018 and 2019, the U.S. government shut down several times and certain regulatory agencies, such as the FDA and the SEC, had to furlough critical employees and stop critical activities. In addition, disruptions may result in events similar to the COVID-19 pandemic. During the COVID-19 pandemic, a number of companies announced receipt of complete response letters due to the FDA’s inability to complete required inspections for their applications. In the event of a similar public health emergency in the future, the FDA may not be able to continue its current pace and review timelines could be extended. Finally, with the change in presidential administrations in 2025, there is substantial uncertainty as to how, if at all, the new administration will seek to modify or revise the requirements and policies of the FDA and other regulatory agencies with jurisdiction over our product candidates. The impending uncertainty could present new challenges or potential opportunities as we navigate the clinical development and approval process for our product candidates. Regulatory authorities outside the U.S. facing similar circumstances may adopt similar restrictions or other policy measures in response to a similar public health emergency and may also experience delays in their regulatory activities.

Accordingly, if a prolonged government shutdown occurs, or if the views of the current presidential administration result in a change in its conception of the priorities of the FDA, SEC, and/or other federal regulatory agencies, including changes to such agencies’ employment levels, it could significantly impact the ability of the FDA to timely review and process our regulatory submissions, which could have a material adverse effect on our business. Further, future government shutdowns could impact our ability to access the public markets and obtain necessary capital in order to properly capitalize and continue our operations.

Even if we receive regulatory approval of any product candidates, we will be subject to ongoing regulatory obligations and continued regulatory review, which may result in significant additional expense and we may be subject to penalties if we fail to comply with regulatory requirements or experience unanticipated problems with our product candidates.

If any of our future product candidates are approved, they will be subject to ongoing regulatory requirements for manufacturing, labeling, packaging, storage, advertising, promotion, sampling, record-keeping, conduct of post-marketing studies and submission of safety, efficacy and other post-marketing information, including both U.S. federal and state requirements in the U.S. and requirements of comparable non-U.S. regulatory authorities.

In addition, we will be subject to continued compliance with cGMP and GCP requirements for any clinical trials that we conduct post-approval. Manufacturers and manufacturers’ facilities are required to comply with extensive FDA, EMA and comparable non-U.S. regulatory authority requirements, including ensuring that quality control and manufacturing procedures conform to cGMP regulations and applicable product tracking and tracing requirements. As such, we and our contract manufacturers will be subject to continual review and inspections to assess compliance with cGMP and adherence to commitments made in any BLA or other marketing application and previous responses to inspection observations. Accordingly, we and others with whom we work must continue to expend time, money and effort in all areas of regulatory compliance, including manufacturing, production and quality control.

Any regulatory approvals that we receive for our product candidates may be subject to limitations on the approved indicated uses for which the product may be marketed or to the conditions of approval, or contain requirements for potentially costly post-marketing testing, including Phase 4 clinical trials and surveillance to monitor the safety and efficacy of the product candidate. Certain endpoint data we hope to include in any approved product labeling also may not make it into such labeling, including exploratory or secondary endpoint data such as patient-reported outcome measures. In addition, if the FDA, EMA or a comparable non-U.S. regulatory authority approves our product candidates, we will have to comply with requirements including submissions of safety and other post-marketing information and reports and registration.

Even if any of our product candidates receive regulatory approval from the FDA or other regulatory authorities, the approved label for the product may not be consistent with our initial expectations or commercial plans. For example, the FDA or other regulatory authorities may impose limitations on the clinical data that may be included in the label or grant narrower indications for use than we sought or add a limitation on us or may require us to engage in deferred pediatric studies where such studies may be required under the Pediatric Research Equity Act. The FDA or other regulatory authorities may also restrict the manner in which the product may be marketed, require labeling statements such as a boxed warning or contraindications, or impose additional post-approval requirements, such as a REMS, with which we would need to comply in order to maintain the approval of such product. Our business could be seriously harmed if we do not complete these post-approval requirements or if such post-approval requirements significantly restrict the marketing, sale or use of such product, impose costly requirements on our activities, or place us at a competitive disadvantage to other pharmaceutical and biotechnology companies.

The FDA may impose consent decrees or withdraw approval if compliance with regulatory requirements and standards is not maintained or if problems occur after the product reaches the market. Later discovery of previously unknown problems with our product candidates, including adverse events of unanticipated severity or frequency, or with our third-party manufacturers or manufacturing processes, or failure to comply with regulatory requirements, may result in revisions to the approved labeling to add new safety information, imposition of post-marketing studies or clinical trials to assess new safety risks or imposition of distribution restrictions or other restrictions under a REMS program. Other potential consequences include, among other things:

•	restrictions on the marketing or manufacturing of our products, withdrawal of the product from the market or voluntary or mandatory product recalls;

•	fines, warning letters or holds on clinical trials;

•	refusal by the FDA to approve pending applications or supplements to approved applications filed by us or suspension or revocation of license approvals;

•	product seizure or detention or refusal to permit the import or export of our product candidates; and

•	injunctions or the imposition of civil or criminal penalties.

We cannot predict the likelihood, nature or extent of government regulation that may arise from future legislation or administrative action, either in the U.S. or abroad. If we are slow or unable to adapt to changes in existing requirements or the adoption of new requirements or policies, or if we are not able to maintain regulatory compliance, we may lose any marketing approval that we may have obtained and we may not achieve or sustain profitability.

The FDA, EMA and other regulatory authorities actively enforce the laws and regulations prohibiting the promotion of off-label uses.

If any of our product candidates are approved and we are found to have improperly promoted off-label uses of those products, we may become subject to significant liability. The FDA, EMA and other regulatory authorities strictly regulate the promotional claims that may be made about prescription products, such as our product candidates, if approved. In particular, a product may not be promoted in the U.S. for uses that are not approved by the FDA as reflected in the product’s approved labeling, or in other jurisdictions for uses that differ from the labeling or uses approved by the applicable regulatory authorities. While physicians may prescribe products for off-label uses, the FDA, EMA and other regulatory authorities actively enforce laws and regulations that prohibit the promotion of off-label uses by companies, including promotional communications made by companies’ sales force with respect to off-label uses that are not consistent with the approved labeling, and a company that is found to have improperly promoted off-label uses may be subject to significant civil, criminal and administrative penalties.

Notwithstanding the regulatory restrictions on off-label promotion, the FDA and other regulatory authorities allow companies to engage in truthful, non-misleading, and non-promotional scientific communications concerning their products in certain circumstances. For example, in October 2023, the FDA published draft guidance outlining the agency’s non-binding policies governing the distribution of scientific information on unapproved uses to healthcare providers. This draft guidance calls for such communications to be truthful, non-misleading, factual, and unbiased and include all information necessary for healthcare providers to interpret the strengths and weaknesses and validity and utility of the information about the unapproved use. In addition, under some relatively recent guidance from the FDA and the Pre-Approval Information Exchange Act signed into law as part of the Consolidated Appropriations Act of 2023, companies may also promote information that is consistent with the prescribing information and proactively speak to formulary committee members of payors regarding data for an unapproved drug or unapproved uses of an approved drug. We may engage in these discussions and communicate with healthcare providers, payors and other constituencies in compliance with all applicable laws, regulatory guidance and industry best practices. We will need to carefully navigate the FDA’s various regulations, guidance and policies, along with recently enacted legislation, to ensure compliance with restrictions governing promotion of our products.

If we are found to have promoted such off-label uses, we may become subject to significant liability. The U.S. federal government has levied large civil and criminal fines against companies for alleged improper promotion of off-label use and has enjoined several companies from engaging in off-label promotion. The FDA has also requested that companies enter into consent decrees or permanent injunctions under which specified promotional conduct is changed or curtailed. If we cannot successfully manage the promotion of our product candidates, if approved, we could become subject to significant liability, which would materially adversely affect our business and financial condition.

We could be adversely affected by several significant administrative law cases decided by the U.S. Supreme Court in 2024, other ongoing litigation involving the FDA and the changes in the executive branch of the federal government.

We could be adversely affected by several significant administrative law cases decided by the U.S. Supreme Court in 2024. In Loper Bright Enterprises v. Raimondo, for example, the Court overruled Chevron U.S.A., Inc. v. Natural Resources Defense Council, Inc., which for 40 years required federal courts to defer to permissible agency interpretations of statutes that are silent or ambiguous on a particular topic. The U.S. Supreme Court stripped federal agencies of this presumptive deference and held that courts must exercise their independent judgment when deciding whether an agency such as the FDA acted within its statutory authority under the Administrative Procedure Act (“APA”). Additionally, in Corner Post, Inc. v. Board of Governors of the Federal Reserve System, the Court held that actions to challenge a federal regulation under the APA can be initiated within six years of the date of injury to the plaintiff, rather than the date the rule is finalized. The decision appears to give prospective plaintiffs a personal statute of limitations to challenge longstanding agency regulations. Another decision, Securities and Exchange Commission v. Jarkesy, overturned regulatory agencies’ ability to impose civil penalties in administrative proceedings. These decisions could introduce additional uncertainty into the regulatory process and may result in additional legal challenges to actions taken by federal regulatory agencies, including the FDA and CMS, that we rely on. In addition to potential changes to regulations as a result of legal challenges, these decisions may result in increased regulatory uncertainty and delays and other impacts, any of which could adversely impact our business and operations.

Further, our ability to develop and market new drug products may be impacted by litigation challenging the FDA’s approval of another company’s drug product. In April 2023, the U.S. District Court for the Northern District of Texas invalidated the approval by the FDA of mifepristone, a drug product which was originally approved in 2000 and whose distribution is governed by various measures adopted under a REMS. In recent action regarding this litigation, on October 11, 2024, the Attorneys General of three states (Missouri, Idaho and Kansas) filed an amended complaint in the district court in Texas challenging the FDA’s actions allowing for expanded access of mifepristone. Depending on the outcome of this litigation, our ability to develop new drug product candidates and to maintain approval of existing drug products could be delayed, undermined or subject to protracted litigation.

Finally, the change in presidential administrations in 2025 has created substantial uncertainty as to how, if at all, the new administration will seek to modify or revise the requirements and policies of the FDA and other regulatory agencies with jurisdiction over our product candidates. The impending uncertainty could present new challenges or potential opportunities as we navigate the clinical development and approval process for our product candidates.

The sizes of the potential markets for our product candidates are difficult to estimate and, if any of our assumptions are inaccurate, the actual markets for our product candidates may be smaller than our estimates.

The potential market opportunities for our product candidates are difficult to estimate and will ultimately depend on, among other things, the indications for which our product candidates are approved for sale, any products with which our product candidates are co-administered, the success of competing therapies and therapeutic approaches, acceptance by the medical community, patient access, product pricing, reimbursement and our ability to create meaningful value propositions for patients, prescribers and payors. Our estimates of the potential market opportunities for our product candidates are predicated on many assumptions, which may include industry knowledge and publications, third-party research reports and other surveys. Although we believe that our internal assumptions are reasonable, these assumptions involve the exercise of significant judgment on the part of our management, are inherently uncertain, and their reasonableness has not been assessed by an independent source. If any of the assumptions proves to be inaccurate, the actual markets for our product candidates could be smaller than our estimates of the potential market opportunities.

We may seek certain designations for our product candidates, including Fast Track, Priority Review, and Breakthrough Therapy designations in the U.S., Innovative Licensing and Access Pathway in the UK, and PRIME Designation in the EU, but we might not receive such designations, and even if we do, such designations may not lead to a faster development or regulatory review or approval process.

The FDA may grant Fast Track designations (“FTD”) to a product candidate if it is intended, whether alone or in combination with one or more other products, for the treatment of a serious or life-threatening disease or condition and it demonstrates the potential to address unmet medical needs for such a disease or condition. For products granted FTD, sponsors may have greater interactions with the FDA, and a sponsor can submit completed sections of its BLA on a rolling basis for review by the FDA rather than waiting until every section of the BLA is completed before the entire application can be reviewed.

We previously received FTD for nemvaleukin in mucosal melanoma and for nemvaleukin in combination with pembrolizumab for platinum-resistant ovarian cancer. The FDA may remove FTD based on the data announced in connection with our ARTISTRY-6 and ARTISTRY-7 trials. We may seek certain designations for one or more of our product candidates that could expedite review and approval by the FDA. We may seek a priority review designation for one or more of our product candidates. If the FDA determines that a product candidate offers major advances in treatment or provides a treatment where no adequate therapy exists, the FDA may designate the product candidate for priority review. A priority review designation means that the goal for the FDA to review an application is six months after the 60-day filing date of an original application, rather than the standard review period of ten months after the 60-day filing date of an original application.

We may also seek Breakthrough Therapy designation for one or more of our product candidates. A Breakthrough Therapy product is defined as a product that is intended, alone or in combination with one or more other products, to treat a serious condition, and preliminary clinical evidence indicates that the product may demonstrate substantial improvement over existing therapies on one or more clinically significant endpoints, such as substantial treatment effects observed early in clinical development. For products that have been designated as Breakthrough Therapies, interaction and communication between the FDA and the sponsor of the trial can help to identify the most efficient path for clinical development while minimizing the number of patients placed in ineffective control regimens.

These designations are within the discretion of the FDA. Accordingly, even if we believe that one of our product candidates meets the criteria for these designations, the FDA may disagree and instead determine not to make such designation. Further, even if we receive a designation, the receipt of such designation for a product candidate may not result in a faster development or regulatory review or approval process compared to products considered for approval under conventional FDA procedures and does not assure ultimate approval by the FDA. In addition, even if one or more of our product candidates qualifies for these designations, the FDA may later decide that the product candidates no longer meet the conditions for qualification or decide that the time period for FDA review or approval will not be shortened.

The UK’s Medicines and Healthcare products Regulatory Agency (the “MHRA”) may also grant an Innovation Passport designation under the UK’s Innovative Licensing and Access Pathway (the “ILAP”). The

ILAP aims to accelerate the time to market and facilitate patient access to certain types of medicinal products in development which target a life-threatening or seriously debilitating condition, or where there is a significant patient or public health need. To access the ILAP, an applicant applies for an Innovation Passport designation. Once an Innovation Passport designation is granted, the MHRA and its partner agencies (including The All Wales Therapeutics and Toxicology Centre, National Institute for Health and Care Excellence and the Scottish Medicines Consortium) work with the Innovation Passport designee to define a Target Development Profile (“TDP”). The TDP sets out a unique product-specific roadmap toward patient access in the UK, and provides access to a toolkit to support all stages of the design, development and approvals process, including continuous benefit-risk assessment, increased support for novel development approaches and enhanced patient engagement. Although the goal of the ILAP is to reduce the time to market and enable earlier patient access, access to the ILAP does not mean that the regulatory requirements are less stringent, nor does it ensure that a marketing authorization application will be approved within a particular timeframe or at all.

Finally, in the EU, we may seek PRIME designation for some of our product candidates in the future. PRIME is a voluntary program aimed at enhancing the EMA’s role to reinforce scientific and regulatory support in order to optimize development and enable accelerated assessment of new medicines that are of major public health interest with the potential to address unmet medical needs. The PRIME program focuses on medicines that target conditions for which there exists no satisfactory method of treatment in the European Union or even if such a method exists, the product candidate may offer a major therapeutic advantage over existing treatments. PRIME is limited to medicines under development and not authorized in the European Union and the applicant intends to apply for an initial marketing authorization application through the centralized procedure. To be accepted for PRIME designation, a product candidate must meet the eligibility criteria in respect of its major public health interest and therapeutic innovation based on information that is capable of substantiating the claims. The benefits of a PRIME designation include the appointment of a rapporteur of the Committee for Medicinal Products for Human Use to provide continued support and help to build knowledge ahead of a marketing authorization application, early dialogue and scientific advice at key development milestones, and the potential to qualify products for accelerated review, meaning reduction in the review time for an opinion on approvability to be issued earlier in the application process. PRIME designation enables an applicant to request parallel EMA scientific advice and health technology assessment advice to facilitate timely market access. Even if we receive PRIME designation for any of our product candidates, the designation may not result in a materially faster development process, review or approval compared to conventional EMA procedures. Further, obtaining PRIME designation does not assure or increase the likelihood of EMA’s grant of a marketing authorization.

We may seek Orphan Drug designations for our product candidates. However, we may be unsuccessful in obtaining, or may be unable to maintain the benefits associated with Orphan Drug designation including the potential for market exclusivity.

We previously obtained Orphan Drug Designation (“ODD”) for nemvaleukin for the treatment of mucosal melanoma but have withdrawn this designation in light of the termination of our nemvaleukin program. In the future, we may seek ODD for our product candidates. Even if we receive orphan drug exclusivity, the exclusivity may be revoked under certain circumstances, such as if the FDA later determines that the request for designation was materially defective or if we are unable to assure sufficient quantities of the product to meet the needs of patients with the rare disease or condition. We will also be required to submit annual reports describing any changes that may affect the orphan drug status of the product. Further, even if we receive orphan drug exclusivity for a product, that exclusivity may not effectively protect the product from competition during the exclusivity period because different drugs with different active moieties can be approved for the same condition, and the same product can be approved for different uses. Also, in the U.S., even after an orphan drug is approved and receives orphan drug exclusivity, the FDA may subsequently approve another drug for the same condition if the FDA concludes that the latter drug is not the same drug, including because it has been shown to be clinically superior to the drug with exclusivity because it is safer, more effective or makes a major contribution to patient care. In the EU, a marketing authorization may be granted to a similar medicinal product to an authorized orphan product for the same orphan indication if:

•

the second applicant can establish in its application that its medicinal product, although similar to the orphan medicinal product already authorized, is safer, more effective or otherwise clinically superior;

•	the holder of the marketing authorization for the original orphan medicinal product consents to a second orphan medicinal product application; or

•	the holder of the marketing authorization for the original orphan medicinal product cannot supply sufficient quantities of orphan medicinal product.

The FDA and Congress may further reevaluate the Orphan Drug Act and its regulations and policies. This may be particularly true in light of a decision from the Court of Appeals for the 11th Circuit in September 2021 finding that, for the purpose of determining the scope of exclusivity, the term “same disease or condition” means the designated “rare disease or condition” and could not be interpreted by the FDA to mean the “indication or use.” Although there have been legislative proposals to overrule this decision, they have not been enacted into law. On January 23, 2023, the FDA announced that, in matters beyond the scope of that court’s order, the FDA will continue to apply its existing regulations tying orphan-drug exclusivity to the uses or indications for which the orphan drug was approved. We do not know if, when, or how the FDA or Congress may change the orphan drug regulations and policies in the future, and it is uncertain how any changes might affect our business. Depending on what changes the FDA may make to its orphan drug regulations and policies, our business could be adversely impacted.

Obtaining and maintaining regulatory approval of our product candidates in one jurisdiction does not mean that we will be successful in obtaining regulatory approval of our product candidates in other jurisdictions.

Obtaining and maintaining regulatory approval of our product candidates in one jurisdiction does not guarantee that we will be able to obtain or maintain regulatory approval in any other jurisdiction, while a failure or delay in obtaining regulatory approval in one jurisdiction may have a negative effect on the regulatory approval process in others. For example, even if the FDA grants marketing approval of a product candidate, the European Commission or comparable non-U.S. regulatory authorities must also approve the manufacturing, marketing and promotion of the product candidate in those countries. Approval procedures vary among jurisdictions and can involve requirements and administrative review periods different from, and greater than, those in the U.S., including additional preclinical studies or clinical trials, as clinical trials conducted in one jurisdiction may not be accepted by regulatory authorities in other jurisdictions. In many jurisdictions outside the U.S., a product candidate must be approved for reimbursement before it can be approved for sale in that jurisdiction. In some cases, the price that we intend to charge for our products is also subject to approval.

We may also submit marketing applications in other countries. Regulatory authorities in jurisdictions outside of the U.S. have requirements for approval of product candidates with which we must comply prior to marketing in those jurisdictions. Obtaining non-U.S. regulatory approvals and compliance with non-U.S. regulatory requirements could result in significant delays, difficulties and costs for us and could delay or prevent the introduction of our products in certain countries. If we fail to comply with the regulatory requirements in international markets and/or receive applicable marketing approvals, our target market will be reduced and our ability to realize the full market potential of our product candidates will be harmed.

Failure to obtain marketing approval in foreign jurisdictions would prevent our product candidates from being marketed abroad. Any of our product candidates that may be approved for marketing in a foreign jurisdiction will be subject to risks associated with foreign operations.

We may market our current product candidates, if approved, in international markets either directly or through collaborations. In order to market and sell our products in the EU and other foreign jurisdictions, we must obtain separate marketing approvals and comply with numerous and varying regulatory requirements. The approval procedure varies among countries and can involve additional testing. The time required to obtain approval may differ substantially from that required to obtain FDA approval. The marketing approval process outside the U.S. generally includes all of the risks associated with obtaining FDA approval. We may not obtain approvals from regulatory authorities outside the U.S. on a timely basis, if at all. Approval by the FDA does not ensure approval by regulatory authorities in other countries or jurisdictions, and approval by one regulatory authority outside the U.S. does not ensure approval by regulatory authorities in other countries or jurisdictions or by the FDA. We may file for marketing approvals but not receive necessary approvals to commercialize our products in any market.

In many countries outside the U.S., a product candidate must also be approved for reimbursement before it can be sold in that country. In some cases, the price that we intend to charge for our products, if approved, is also subject to approval. Obtaining non-U.S. regulatory approvals and compliance with non-U.S. regulatory requirements could result in significant delays, difficulties and costs for us and could delay or prevent the introduction of our product candidates in certain countries. In addition, if we fail to obtain the non-U.S. approvals required to market our product candidates outside the U.S. or if we fail to comply with applicable non-U.S. regulatory requirements, our target markets will be reduced and our ability to realize the full market potential of our product candidates will be harmed and our business, financial condition, results of operations and prospects may be adversely affected.

Additionally, we could face heightened risks with respect to obtaining marketing authorization in the UK as a result of the withdrawal of the UK from the EU, commonly referred to as Brexit. The UK is no longer part of the European Single Market and EU Customs Union. As of January 1, 2021, the MHRA became responsible for supervising medicines and medical devices in Great Britain, comprising England, Scotland and Wales under domestic law, whereas under the terms of the Northern Ireland Protocol, Northern Ireland is currently subject to EU rules. The UK and the EU have, however, agreed to the Windsor Framework, which fundamentally changes the existing system under the Northern Ireland Protocol, including with respect to the regulation of medicinal products in the UK. From January 1, 2025 on, the changes introduced by the Windsor Framework will see the MHRA be responsible for approving all medicinal products destined for the UK market (i.e., Great Britain and Northern Ireland), and the EMA will no longer have any role in approving medicinal products destined for Northern Ireland. Any delay in obtaining, or an inability to obtain, any marketing authorizations, as a result of Brexit or otherwise, may force us to restrict or delay efforts to seek regulatory approval in the UK for our product candidates, which could significantly and materially harm our business.

We expect that we will be subject to additional risks in commercializing any of our product candidates that receive marketing approval outside the U.S., including tariffs, trade barriers and regulatory requirements; economic weakness, including inflation or political instability in particular foreign economies and markets; compliance with tax, employment, immigration and labor laws for employees living or traveling abroad; foreign currency fluctuations, which could result in increased operating expenses and reduced revenue, and other obligations incident to doing business in another country; and workforce uncertainty in countries where labor unrest is more common than in the U.S.

Risks Related to the Commercialization of Our Product Candidates

Even if a product candidate we develop receives marketing approval, it may fail to achieve the degree of market acceptance by physicians, patients, hospitals, third-party payors and others in the medical community necessary for commercial success.

If any product candidate we develop receives marketing approval, whether as a single agent or in combination with other therapies, it may nonetheless fail to gain sufficient market acceptance by physicians, patients, hospitals, cancer treatment centers, third-party payors, and others in the medical community. If our product candidates receive marketing approval but do not achieve an adequate level of acceptance, we may not generate significant product revenues and we may not become profitable.

The degree of market acceptance of any product, if approved for commercial sale, will depend on a number of factors, including:

•	the product’s efficacy, safety and potential advantages compared to alternative treatments;

•	the prevalence and severity of any side effects;

•	the product’s convenience and ease of administration compared to alternative treatments;

•	the clinical indications for which the product is approved;

•	the willingness of the target patient population to try a novel treatment and of physicians to prescribe such treatments;

•	the recommendations with respect to the product in guidelines published by scientific organizations;

•	the ability to obtain sufficient third-party insurance coverage and adequate reimbursement, including, if applicable, with respect to the use of the product as a combination therapy;

•	the strength of marketing, sales and distribution support;

•	the effectiveness of our sales and marketing efforts;

•	clinicians’ and patients’ perceptions of other similar immuno-oncology product candidates or products with a similar mechanism of action as ours;

•	the approval of other new products for the same indications;

•	our ability to offer the product for sale at competitive prices; and

•	public perception of our company and the reputation of our business.

If we obtain marketing approval for a product but such product does not achieve an adequate level of market acceptance, we may not generate or derive significant revenue from that product and our business, financial condition and results of operations may be adversely affected.

We have no history of commercializing products approved for marketing, and we have not yet implemented any commercialization operations. There can be no assurance that we will successfully establish our commercialization capabilities if any of our product candidates are approved.

We have never commercialized a product candidate and we currently have no sales, marketing or distribution capabilities. Historically and through the date of the Separation, our business was conducted by the Former Parent. Our operations to date have been limited to organizing and staffing our company, business planning, and undertaking preclinical studies and clinical trials of our product candidates. Establishing commercialization capabilities will require substantial investment of time and money and may divert significant management focus and resources. In addition, we would be competing with larger biopharmaceutical and biotechnology companies with established commercialization and marketing capabilities as we seek to recruit suitable personnel. Accordingly, there can be no assurance that our efforts to set up commercialization capabilities will be successful. We may pursue collaborative arrangements regarding the sales and marketing of our products, if approved, however, there can be no assurance that we will be able to establish or maintain such collaborative arrangements, or if we are able to do so, that they will have effective sales forces. Any revenue we receive will depend upon the efforts of such third parties, which may not be successful. Further, if we enter into arrangements with third parties to perform sales and marketing services, our product revenues, if any, may be lower than if we were to market and sell any products that we develop ourselves. We may have little or no control over the marketing and sales efforts of such third parties and our revenue from product sales may be lower than if we had commercialized our product candidates ourselves. We also face competition in our search for third parties to assist us with the sales and marketing efforts of our product candidates.

Furthermore, developing a sales and marketing organization requires significant investment, is time-consuming and could delay the launch of our product candidates. We may not be able to build an effective sales and marketing organization in the U.S., the EU or other key global markets. If we are unable to build our own distribution and marketing capabilities or to find suitable partners for the commercialization of our product candidate, we may have difficulties generating revenue from them.

There can be no assurance that we will be able to develop in-house sales and distribution capabilities or establish or maintain relationships with third-party collaborators to commercialize any product in the U.S. or overseas.

We have expended, and may in the future expend, our limited resources to pursue a particular product candidate or indication and fail to capitalize on product candidates or indications that may be more profitable or for which there is a greater likelihood of success.

We chose to initially develop nemvaleukin for the treatment of mucosal melanoma and in combination with pembrolizumab for the treatment of PROC. After our potentially registrational ARTISTRY-6 and ARTISTRY-7 trials of nemvaleukin failed to meet their primary endpoints, we decided to discontinue all development of nemvaleukin. Our future development efforts may cause us to forego or delay pursuit of opportunities in other cancer types that may prove to have greater potential. Likewise, we may forego or delay the pursuit of opportunities with other potential product candidates that may prove to have greater commercial potential.

Our resource allocation decisions may cause us to fail to capitalize on viable commercial products or profitable market opportunities. Our spending on current and future research and development programs and product candidates for specific indications may not yield any commercially viable product candidates. If we do not accurately evaluate the commercial potential or target market for a particular product candidate, we may relinquish valuable rights to that product candidate through collaboration, licensing or other similar arrangements in cases in which it would have been more advantageous for us to retain sole development and commercialization rights to the product candidate.

The successful commercialization of our product candidates will depend in part on the extent to which we obtain and maintain favorable insurance coverage, adequate reimbursement levels and cost-effective pricing policies with third-party payors.

The availability and adequacy of coverage and reimbursement by third-party payors, including governmental healthcare programs such as Medicare and Medicaid, managed care organizations, and private health insurers, are essential for most patients to be able to afford prescription medications such as our product candidates, if approved. Our ability to achieve acceptable levels of coverage and reimbursement for products by third-party payors will have an effect on our ability to successfully commercialize our product candidates. We cannot be sure that coverage and reimbursement in the U.S., the EU or elsewhere will be available for our product candidates, if approved, or any product that we may develop, and any reimbursement that may become available may be decreased or eliminated in the future.

Third-party payors increasingly are challenging prices charged for pharmaceutical products and services, and many third-party payors may refuse to provide coverage and reimbursement for particular drugs or biologics when an equivalent generic drug, biosimilar or a less expensive therapy is available. It is possible that a third-party payor may consider our product candidates as substitutable and only offer to reimburse patients for the less expensive product. Even if we show improved efficacy or improved convenience of administration with our product candidates, pricing of existing third-party therapeutics may limit the amount we will be able to charge for our product candidates. These payors may deny or revoke the reimbursement status of a given product or establish prices for new or existing marketed products at levels that are too low to enable us to realize an appropriate return on our investment in our product candidates, if approved. Even if our product candidates are approved and we obtain coverage for our product candidates by a third-party payor, such products may not be considered cost-effective and/or the resulting reimbursement payment rates may be insufficient or may require co-payments that patients find unacceptably high. Interim reimbursement levels for new medicines, if applicable, may also not be sufficient to cover our costs and may not be made permanent. Net prices for medicines may be reduced by mandatory discounts or rebates required by government healthcare programs or private payors and by any future relaxation of laws that presently restrict imports of medicines from countries where they may be sold at lower prices than in the U.S. If reimbursement is not available or is available only at limited levels, we may not be able to successfully commercialize our product candidates, if approved, and may not be able to obtain a satisfactory financial return on our product candidates.

There is significant uncertainty related to the insurance coverage and reimbursement of newly approved products. The regulations that govern marketing approvals, pricing and reimbursement for new medicines vary widely from country to country. In the U.S., third-party payors play an important role in determining the extent to which new drugs and biologics will be covered. The Medicare and Medicaid programs increasingly are used as models in the U.S. for how third-party payors develop their coverage and reimbursement policies for drugs and biologics. Some third-party payors may require pre-approval of coverage for new or innovative devices or drug therapies before they will reimburse healthcare providers who use such therapies. Moreover, increasing efforts by governmental and other third-party payors in the U.S. and abroad to cap or reduce healthcare costs may cause such organizations to limit both coverage and the level of reimbursement for newly approved products and, as a result, they may not cover or provide adequate payment for our product candidates. There has been increasing legislative and enforcement interest in the U.S. with respect to specialty drug pricing practices. Specifically, there have been several recent U.S. Congressional inquiries and proposed and enacted U.S. federal and U.S. state legislation designed to, among other things, bring more transparency to drug pricing, reduce the cost of prescription drugs under Medicare, review the relationship between pricing and manufacturer patient programs and reform government program reimbursement methodologies for drugs further discussed below. We cannot predict at this time what third-party payors will decide with respect to the coverage and reimbursement for our product candidates, if approved.

No uniform policy for coverage and reimbursement for products exists among third-party payors in the U.S. and coverage and reimbursement for products can therefore differ significantly from payor to payor and coverage and reimbursement by one payor does not guarantee coverage and reimbursement by another payor. As a result, the coverage determination process is often a time-consuming and costly process that will require us to provide scientific and clinical support for the use of our product candidates to each payor separately, with no assurance that coverage and adequate reimbursement will be applied consistently or obtained in the first instance. Our ability to demonstrate to these third-party payors that any of our approved product candidates creates a meaningful value proposition for patients, prescribers and payors will be important to gaining market access and reimbursement and there is no guarantee that we will be successful in doing so. Furthermore, we expect that healthcare reform measures that may be adopted in the future may result in more rigorous coverage criteria and in additional downward pressure on the price that we receive for any approved product. The implementation of cost containment measures or other healthcare reforms may prevent us from being able to generate revenue, attain profitability, or commercialize our products. Legislative and regulatory proposals have been made to expand post-approval requirements and restrict sales and promotional activities for pharmaceutical products. We cannot be sure whether additional legislative changes will be enacted, or whether the FDA regulations, guidance or interpretations will be changed, or what the impact of such changes on the marketing approvals or clearances of our product candidates, if any, may be.

Current and future legislation may increase the difficulty and cost for us to obtain reimbursement for any of our candidate products that do receive marketing approval.

In the U.S. and non-U.S. jurisdictions, there have been a number of legislative and regulatory changes and proposed changes regarding the healthcare system that could prevent or delay marketing approval of our product candidates, restrict or regulate post-approval activities and affect our ability to profitably sell any product candidates for which we obtain marketing approval. We expect that current laws, as well as other healthcare reform measures that may be adopted in the future, may result in more rigorous coverage criteria and in additional downward pressure on the price that we may receive for any approved products. If reimbursement of our products is unavailable or limited in scope, our business could be materially harmed.

In March 2010, the Patient Protection and Affordable Care Act, as amended by the Health Care and Education Affordability Reconciliation Act (collectively, the “ACA”) was signed into law. In addition, other legislative changes have been proposed and adopted since the ACA was enacted. In August 2011, the Budget Control Act of 2011, among other things, created measures for spending reductions by the U.S. Congress. A Joint Select Committee on Deficit Reduction, tasked with recommending a targeted deficit reduction of at least $1.2 trillion for the years 2013 through 2021, was unable to reach required goals, thereby triggering the legislation’s automatic reduction to several government programs. These changes included aggregate reductions to Medicare payments to providers of up to 2% per fiscal year, which went into effect in April 2013 and will remain in effect through 2031 under the Coronavirus Aid, Relief, and Economic Security Act. The American Taxpayer Relief Act of 2012, among other things, reduced Medicare payments to several providers and increased the statute of limitations period for the government to recover overpayments to providers from three to five years. These laws may result in additional reductions in Medicare and other healthcare funding and otherwise affect the prices we may obtain for any of our product candidates for which we may obtain regulatory approval or the frequency with which any such product candidate is prescribed or used.

Since enactment of the ACA, there have been, and continue to be, numerous legal challenges and U.S. Congressional actions to repeal and replace provisions of the law. For example, with enactment of the Tax Cuts and Jobs Act of 2017, the U.S. Congress repealed the “individual mandate.” The repeal of this provision, which requires most Americans to carry a minimal level of health insurance, became effective in 2019. Further, on June 17, 2021, the U.S. Supreme Court dismissed the most recent judicial challenge to the ACA brought by several states without specifically ruling on the constitutionality of the ACA. Litigation and legislation over the ACA are likely to continue, with unpredictable and uncertain results. It is unclear how such other challenges to repeal or replace the ACA or the health reform measures will impact the ACA or our business.

Current and future legislative efforts may limit the prices for our products, if and when they are licensed for marketing, and that could materially impact our ability to generate revenues.

The prices of prescription pharmaceuticals have also been the subject of considerable discussion in the U.S. There have been several recent U.S. congressional inquiries, as well as proposed and enacted state and U.S. federal legislation designed to, among other things, bring more transparency to pharmaceutical pricing, review the relationship between pricing and manufacturer patient programs, and reduce the costs of pharmaceuticals under Medicare and Medicaid. In 2020, several executive orders intended to lower the costs of prescription products were issued and certain provisions in these orders have been incorporated into regulations. These regulations include an interim final rule implementing a most favored nation model for prices that would tie Medicare Part B payments for certain physician-administered pharmaceuticals to the lowest price paid in other economically advanced countries, effective January 1, 2021. That rule, however, has been subject to a nationwide preliminary injunction and, on December 29, 2021, Centers for Medicare and Medicaid Services (“CMS”) issued a final rule to rescind it. With issuance of this rule, CMS stated that it will explore all options to incorporate value into payments for Medicare Part B pharmaceuticals and improve beneficiaries’ access to evidence-based care.

In addition, in October 2020, the U.S. Department of Health and Human Services (“HHS”) and the FDA published a final rule allowing states and other entities to develop a Section 804 Importation Program, to import certain prescription drugs from Canada into the U.S. That regulation was challenged in a lawsuit by the Pharmaceutical Research and Manufacturers of America (“PhRMA”) but the case was dismissed by a federal district court in February 2023 after the court found that PhRMA did not have standing to sue HHS. Multiple states have passed laws allowing for the importation of drugs from Canada and several have passed legislation establishing workgroups to examine the impact of a state importation program. Several states have submitted

Section 804 Importation Program proposals to the FDA and on January 5, 2024, the FDA approved Florida’s plan for Canadian drug importation. That state now has authority to import certain drugs from Canada for a period of two years once certain conditions are met. Florida will first need to submit a pre-import request for each drug selected for importation, which must be approved by the FDA. The state will also need to relabel the drugs and perform quality testing of the products to meet FDA standards.

Further, on November 20, 2020, HHS finalized a regulation removing safe harbor protection for price reductions from pharmaceutical manufacturers to plan sponsors under Part D, either directly or through pharmacy benefit managers, unless the price reduction is required by law. The rule also creates a new safe harbor for price reductions reflected at the point-of-sale, as well as a safe harbor for certain fixed fee arrangements between pharmacy benefit managers and manufacturers. Pursuant to court order, the removal and addition of the aforementioned safe harbors were delayed and recent legislation imposed a moratorium on implementation of the rule until January 1, 2026. The Inflation Reduction Act of 2022 (“IRA”) further delayed implementation of this rule to January 1, 2032.

On July 9, 2021, Executive Order 14063, which focuses on, among other things, the price of pharmaceuticals was signed. The Order directs HHS, to create a plan within 45 days to combat “excessive pricing of prescription pharmaceuticals and enhance domestic pharmaceutical supply chains, to reduce the prices paid by the U.S. federal government for such pharmaceuticals, and to address the recurrent problem of price gouging.” On September 9, 2021, HHS released its plan to reduce pharmaceutical prices. The key features of that plan are to: (a) make pharmaceutical prices more affordable and equitable for all consumers and throughout the health care system by supporting pharmaceutical price negotiations with manufacturers; (b) improve and promote competition throughout the prescription pharmaceutical industry by supporting market changes that strengthen supply chains, promote biosimilars and generic drugs, and increase transparency; and (c) foster scientific innovation to promote better healthcare and improve health by supporting public and private research and making sure that market incentives promote discovery of valuable and accessible new treatments.

In August 2022, the IRA was signed into law. The IRA includes several provisions that will impact our business to varying degrees, including provisions that reduce the out-of-pocket cap for Medicare Part D beneficiaries to $2,000 starting in 2025; impose new manufacturer financial liability on certain drugs in Medicare Part D, allow the U.S. government to negotiate Medicare Part B and Part D price caps for certain high-cost drugs and biologics without generic or biosimilar competition, require companies to pay rebates to Medicare for certain drug prices that increase faster than inflation, and delay the rebate rule that would limit the fees that pharmacy benefit managers can charge. Further, under the IRA, orphan drugs are exempted from the Medicare drug price negotiation program, but only if they have one rare disease designation and are approved for only that rare disease or condition. If a product receives multiple rare disease designations or has multiple approved indications, it will not qualify for the orphan drug exemption. The effects of the IRA on our business and the healthcare industry in general are not yet known.

Specifically, with respect to price negotiations, Congress authorized Medicare to negotiate lower prices for certain costly single-source drug and biologic products that do not have competing generics or biosimilars and are reimbursed under Medicare Part B and Part D. CMS may negotiate prices for ten high-cost drugs paid for by Medicare Part D starting in 2026, followed by 15 Medicare Part D drugs in 2027, 15 Medicare Part B or Part D drugs in 2028, and 20 Medicare Part B or Part D drugs in 2029 and beyond. This provision applies to drug products that have been approved for at least 9 years and biologics that have been licensed for 13 years, but it does not apply to drugs and biologics that have been approved for a single rare disease or condition. Nonetheless, since CMS may establish a maximum price for these products in price negotiations, we would be fully at risk of government action if our products are the subject of Medicare price negotiations. Moreover, given the risk that this could be the case, these provisions of the IRA may also further heighten the risk that we would not be able to achieve the expected return on our drug products or full value of our patents protecting our products if prices are set after such products have been on the market for nine years.

The first cycle of negotiations for the Medicare Drug Price Negotiation Program commenced in the summer of 2023. On August 15, 2024, HHS published the results of the first Medicare drug price negotiations for ten selected drugs that treat a range of conditions, including diabetes, chronic kidney disease, and rheumatoid arthritis. The prices of these ten drugs will become effective January 1, 2026. On January 17, 2025, CMS announced its selection of 15 additional drugs covered by Part D for the second cycle of negotiations. Thereafter, following the change in administrations, CMS issued a public statement on January 29, 2025, declaring that lowering the cost of prescription drugs is a top priority of the new administration and CMS is committed to considering opportunities to bring greater transparency in the negotiation program. The second cycle of negotiations with participating drug companies will occur during 2025, and any negotiated prices for this second set of drugs will be effective starting January 1, 2027.

On June 6, 2023, Merck & Co. filed a lawsuit against the HHS and CMS asserting that, among other things, the IRA’s Drug Price Negotiation Program for Medicare constitutes an uncompensated taking in violation of the Fifth Amendment of the Constitution. Subsequently, a number of other parties, including the U.S. Chamber of Commerce (the “Chamber”), Bristol Myers Squibb Company, the PhRMA, Astellas, Novo Nordisk, Janssen Pharmaceuticals, Novartis, AstraZeneca and Boehringer Ingelheim, also filed lawsuits in various courts with similar constitutional claims against the HHS and CMS. HHS has generally won the substantive disputes in these cases, and various federal district court judges have expressed skepticism regarding the merits of the legal arguments being pursued by the pharmaceutical industry. Certain of these cases are now on appeal. We expect that litigation involving these and other provisions of the IRA will continue, with unpredictable and uncertain results.

At the state level, individual states are increasingly aggressive in passing legislation and implementing regulations designed to control pharmaceutical and biological product pricing, including price or patient reimbursement constraints, discounts, restrictions on certain product access and marketing cost and price disclosure and transparency measures. Some states have adopted measures designed to encourage importation from other countries and bulk purchasing. In addition, regional healthcare organizations and individual hospitals are increasingly using bidding procedures to determine what pharmaceutical products and which suppliers will be included in their prescription drug and other healthcare programs. Further, if any of our products are approved, we would be required to calculate and report certain price reporting metrics to the government, such as average sales price, and best price. The calculations necessary to determine the prices reported are complex and penalties may apply in some cases when such metrics are not submitted accurately and timely. Further, these prices for our products may be reduced by mandatory discounts or rebates required by government healthcare programs. These measures could reduce the ultimate demand for our products, once approved, or put pressure on our product pricing. We expect that additional U.S. state and U.S. federal healthcare reform measures will be adopted in the future, any of which could limit the amounts that U.S. federal and U.S. state governments will pay for healthcare products and services, which could result in reduced demand for our product candidates or additional pricing pressures.

Finally, outside the U.S., in some nations, including those of the EU, the pricing of prescription pharmaceuticals is subject to governmental control and access. In these countries, pricing negotiations with governmental authorities can take considerable time after the receipt of marketing approval for a product. To obtain reimbursement or pricing approval in some countries, we or our collaborators may be required to conduct a clinical trial that compares the cost-effectiveness of our product to other available therapies. If reimbursement of our products is unavailable or limited in scope or amount, or if pricing is set at unsatisfactory levels, our business could be materially harmed.

We face substantial competition, which may result in others discovering, developing or commercializing products before or more successfully than we do.

The development and commercialization of new drug products is highly competitive. We will face competition with respect to any product candidates that we may seek to develop or commercialize in the future, from major pharmaceutical, specialty pharmaceutical and biotechnology companies among others. We compete in the segments of the pharmaceutical, biotechnology and other related markets that develop immunotherapies for the treatment of cancer. There are other companies working to develop immunotherapies for the treatment of cancer including divisions of pharmaceutical and biotechnology companies of various sizes. Some of these competitive therapies are based on scientific approaches that are the same as, or similar to, our approach, and others are based on entirely different approaches. Potential competitors also include academic institutions, government agencies and other public and private research organizations that conduct research, seek patent protection and establish collaborative arrangements for research, development, manufacturing and commercialization.

We developed our initial product candidates for the treatment of cancer. There are already a variety of available therapies marketed for cancer and some of the currently approved therapies are branded and subject to patent protection, and others are available on a generic basis. Many of these approved therapies are well-established and widely accepted by physicians, patients and third-party payors. Insurers and other third-party payors may also encourage the use of generic products. We expect that if our product candidates are approved, they will be priced at a significant premium over competitive generic products. This may make it difficult for us to achieve our business strategy of using our product candidates in combination with existing therapies or replacing existing therapies with our product candidates. Competition may further increase with advances in the commercial applicability of technologies and greater availability of capital for investment in these industries.

Our competitors may succeed in developing, acquiring or licensing, on an exclusive basis, products that are safer, more effective, have fewer or less severe side effects, are more convenient or are less expensive than any products that we may develop. We also compete with these organizations in establishing clinical trial sites and patient registration for clinical trials, as well as in recruiting and retaining qualified scientific and management personnel, which could negatively affect our level of expertise and our ability to execute our business plan.

Many of our competitors, either alone or with their collaborators, have significantly greater financial resources and expertise in research and development, manufacturing, preclinical and clinical testing, obtaining regulatory approvals and reimbursement and marketing approved products than we do. Established pharmaceutical companies may invest heavily to accelerate discovery and development of novel product candidates or to in-license novel product candidates that could make our product candidates less competitive or obsolete. Smaller or early-stage companies may also prove to be significant competitors, including through collaborative arrangements with large and established companies. In addition, any new product that competes with an approved product must demonstrate compelling advantages in efficacy, convenience, tolerability and safety in order to overcome price competition and to be commercially successful. The availability of competing products could limit the demand and the price we are able to charge for product candidates we commercialize, if any. The inability to compete with existing or subsequently introduced drugs would harm our business, financial condition and results of operations.

We expect the product candidates we develop will be regulated as biological products, or biologics, and therefore they may be subject to biosimilar competition.

The Biologics Price Competition and Innovation Act of 2009 (“BPCIA”) created an abbreviated approval pathway for biologic products that are biosimilar to or interchangeable with an FDA-licensed reference biologic product. Under the BPCIA, a reference biological product is granted 12 years of non-patent exclusivity from the time of first licensure of the product, and the FDA will not accept an application for a biosimilar or interchangeable product based on the reference biological product until four years after the date of first licensure of the reference product. In addition, the approval of a biosimilar product may not be made effective by the FDA until 12 years from the date on which the reference product was first licensed. During this 12-year period of exclusivity, another company may still market a competing version of the reference product if the FDA approves a BLA for the competing product containing the sponsor’s own preclinical data and data from adequate and well-controlled clinical trials to demonstrate the safety, purity, and potency of the other company’s product. In

December 2022, Congress clarified through FDORA that the FDA may approve multiple first interchangeable biosimilar biological products so long as the products are all approved on the same first day on which such a product is approved as interchangeable with the reference product and the exclusivity period may be shared amongst multiple first interchangeable products. More recently, in October 2023, the FDA issued its first interchangeable exclusivity determination under the BPCIA.

We believe that any of our product candidates approved as a biologic product under a BLA should qualify for the 12-year period of exclusivity. However, there is a risk that this exclusivity could be shortened due to congressional action or otherwise, or that the FDA will not consider our investigational medicines to be reference products for competing products, potentially creating the opportunity for biosimilar competition sooner than anticipated. Moreover, the extent to which a biosimilar, once licensed, will be substituted for any one of our reference products in a way that is similar to traditional generic substitution for non-biologic products is not yet clear, and will depend on a number of marketplace and regulatory factors that are still developing.

If competitors are able to obtain regulatory approval for biosimilars referencing our product candidates, our product candidates may become subject to competition from such biosimilars, with the attendant competitive pressure and consequences.

Risks Related to Our Reliance on Third Parties

We rely and have relied on third parties to conduct certain aspects of our preclinical studies and clinical trials. If these third parties do not successfully carry out their contractual duties, meet expected deadlines or comply with regulatory requirements, we may not be able to obtain regulatory approval for, or commercialize, any potential product candidates.

We depend upon third parties to conduct certain aspects of our preclinical studies and previously depended on third parties to conduct our clinical trials, under agreements with universities, medical institutions, CROs, strategic partners and others. We expect to negotiate budgets and contracts with such third parties, and any delays in the negotiation of budgets and contracts with such third parties may result in delays to our development timelines and increased costs.

We have relied heavily on third parties over the course of our clinical trials, and, as a result, have had limited control over the investigators and limited visibility into their day-to-day activities, including with respect to their compliance with the approved clinical protocol. Nevertheless, we are responsible for ensuring that each of our clinical trials is conducted in accordance with the applicable protocol, legal and regulatory requirements and scientific standards, and our reliance on third parties does not relieve us of our regulatory responsibilities. We and these third parties are required to comply with GCP requirements, which are regulations and guidelines enforced by the FDA and comparable non-U.S. regulatory authorities for product candidates in clinical development. Regulatory authorities enforce these GCP requirements through periodic inspections of clinical trial sponsors, investigators and clinical trial sites. If we or any of these third parties fail to comply with applicable GCP requirements, the clinical data generated in our clinical trials may be deemed unreliable and the FDA or comparable non-U.S. regulatory authorities may require us to suspend or terminate these trials or perform additional preclinical studies or clinical trials before approving our marketing applications. We cannot be certain that, upon inspection, such regulatory authorities will determine that any of our clinical trials comply with GCP requirements. In addition, our clinical trials must be conducted with investigational products produced under cGMP requirements and may require a large number of patients which may increase the costs and expenses related to our clinical development programs.

Our failure or any failure by these third parties to comply with these regulations may require us to repeat clinical trials, which would delay the regulatory approval process. Moreover, our business may be adversely affected if any of these third parties violates U.S. federal or U.S. state fraud and abuse or false claims laws and regulations or healthcare privacy and security laws.

Any third parties conducting aspects of our preclinical studies or our clinical trials will not be our employees and, except for remedies that may be available to us under our agreements with such third parties, we cannot control whether they devote sufficient time and resources to our preclinical studies and clinical programs. These third parties may also have relationships with other commercial entities, including our competitors, for whom they may also be conducting clinical trials or other product development activities, which could affect their performance on our behalf. If these third parties do not successfully carry out their contractual duties or obligations or meet expected deadlines, if they need to be replaced or if the quality or accuracy of the preclinical or clinical data they obtain is compromised due to the failure to adhere to our protocols or regulatory requirements or for other reasons, our development timelines, including clinical development timelines, may be extended, delayed or terminated and we may not be able to complete development of, obtain regulatory approval of or successfully commercialize our product candidates. As a result, our financial results and the commercial prospects for our product candidates would be harmed, our costs could increase and our ability to generate revenue could be delayed or precluded entirely.

If any of our relationships with these third-party CROs or others terminate, we may not be able to enter into arrangements with alternative CROs or other third parties or to do so on commercially reasonable terms or in a timely fashion.

Switching or adding additional CROs involves additional cost and requires management’s time and focus. In addition, there is a natural transition period when a new CRO begins work. As a result, delays may occur, which can materially impact our ability to meet our desired development timelines. Though we carefully manage our relationships with our CROs, investigators and other third parties, there can be no assurance that we will not encounter challenges or delays in the future or that these delays or challenges will not have a material adverse impact on our business, financial condition and prospects.

We have not yet manufactured our product candidates on a commercial scale and expect to rely on third parties to produce and process commercial quantities of our product candidates, if approved.

We expect to continue to rely on third-party manufacturers if we receive regulatory approval for our product candidates. To the extent that we enter into future manufacturing arrangements with third parties for commercial supply of our product candidates, if approved, we will depend on these third parties to perform their obligations in a timely manner consistent with contractual and regulatory requirements, including those related to quality control and assurance.

The facilities used by our third-party manufacturers to manufacture our product candidates must be approved by the FDA, EMA or comparable non-U.S. regulatory authorities following inspections that will be conducted after we submit an application to the FDA, EMA or comparable non-U.S. regulatory authorities. We do not directly control the manufacturing process of, and will be substantially dependent on, our third-party manufacturing partners for compliance with cGMP requirements for the manufacture of our product candidates. If our third-party manufacturers cannot successfully manufacture material that conforms to our specifications and the strict regulatory requirements of the FDA, EMA or comparable non-U.S. regulatory authorities, they will not be able to secure and/or maintain regulatory approval for their manufacturing facilities. In addition, we have no direct control over the ability of our third-party manufacturers to maintain adequate quality control, quality assurance and qualified personnel. If the FDA, EMA or a comparable non-U.S. regulatory authority does not approve these facilities for the manufacture of our product candidates or if it withdraws any approval in the future, we may need to find alternative manufacturing facilities, which would significantly impact our ability to develop, obtain regulatory approval for or market our product candidates, if approved.

We have developed, and may develop in the future, certain of our product candidates in combination with third-party drugs and we will have limited or no control over the safety, supply, regulatory status or regulatory approval of such drugs.

We have previously and may in the future develop product candidates, in combination with third-party cancer drugs, which may be either approved or unapproved. For example, in ARTISTRY-7, we evaluated nemvaleukin in combination with pembrolizumab, an anti-programmed cell death 1 agent, for the treatment of PROC. Our ability to develop and ultimately commercialize our current product candidates, and any future product candidates, when used in combination with third-party drugs will depend on our ability to access such drugs on commercially reasonable terms for clinical trials and their availability for use with our commercial product, if approved. We cannot be certain that current or potential future commercial relationships will provide us with a steady supply of such drugs on commercially reasonable terms or at all. Any failure to maintain or enter into new successful commercial relationships for the supply of such third-party investigational or approved medicinal products, or the expense of purchasing such third-party drugs in the market, may delay our development timelines, increase our costs and jeopardize our ability to develop our current product candidates and any future product candidates as commercially viable therapies. If any of these occur, our business, financial condition, operating results, or prospects may be materially harmed.

Moreover, the development of product candidates for use in combination with another product or product candidate may present challenges that are not faced for single agent product candidates. For example, evaluating our product candidates in combination with other agents may result in adverse events based on the combination therapy that may negatively impact the reported safety profile of our product candidates as a monotherapy in clinical trials. In addition, the FDA or comparable non-U.S. regulatory authorities may require us to use more complex clinical trial designs in order to evaluate the contribution of each product and product candidate to any observed effects. It is possible that the results of such trials could show that any positive trial results are attributable to the third-party drug and not our product candidate. Developments related to the third-party drug may also impact our clinical trials for the combination as well as our commercial prospects should we receive regulatory approval. Such developments may include changes to the third-party drug’s safety or efficacy profile, changes to the availability of the third-party drug, or quality, and manufacturing and supply issues with respect to the third-party drug.

If we are able to obtain marketing approval, the FDA or comparable non-U.S. regulatory authorities may require that products used in conjunction with each other be cross labeled for combined use. To the extent that we do not have rights to the third-party drug, this may require us to work with such third party to satisfy such a requirement. We would also continue to be subject to the risks that the FDA or comparable non-U.S. regulatory authorities could revoke approval of the third-party drug used in combination with our product candidate or that safety, efficacy, manufacturing or supply issues could arise with such drug. Similarly, if the third-party drugs we use in combination with our product candidates are replaced as the standard of care for the indications we choose for any of our product candidates, the FDA or comparable non-U.S. regulatory authorities may require us to conduct additional clinical trials to demonstrate the continued efficacy of the combination. The occurrence of any of these risks could result in our own products, if approved, being removed from the market or being less successful commercially.

We may seek third-party collaborators or licensors for the research, development and commercialization of certain of our current or future product candidates. If we enter into any such arrangements with any third parties, we will likely have limited control over the amount and timing of resources that our collaborators dedicate to the development or commercialization of any product candidates we may seek to develop with them. Our ability to generate revenues from these arrangements will depend on our collaborators’ abilities to successfully perform the functions assigned to them in these arrangements. We cannot predict the success of any potential collaboration.

Collaborations, licenses or similar arrangements involving our research programs or any product candidates pose numerous risks to us, including the following:

•	collaborators or licensors have significant discretion in determining the efforts and resources that they will apply to these arrangements;

•	collaborators or licensors may not pursue development and commercialization of our product candidates or may elect not to continue or renew development or commercialization programs based on clinical trial results, changes in such third party’s strategic focus or available funding or external factors such as an acquisition that diverts resources or creates competing priorities;

•

collaborators or licensors may delay programs, preclinical studies or clinical trials, provide insufficient funding for programs, preclinical studies or clinical trials, stop a preclinical study or clinical trial or abandon a product candidate, repeat or conduct new clinical trials or require a new formulation of a product candidate for clinical testing;

•

collaborators or licensors could independently develop, or develop with third parties, products that compete directly or indirectly with our product candidates if the collaborators believe that competitive products are more likely to be successfully developed or can be commercialized under terms that are more economically attractive than ours;

•	collaborators or licensors may be acquired by a third party having competitive products or different priorities;

•	collaborators or licensors with marketing and distribution rights to one or more product candidates may not commit sufficient resources to the marketing and distribution of such product candidate(s);

•

collaborators or licensors may not properly obtain, maintain, enforce or defend our intellectual property or proprietary rights or may use our proprietary information in such a way as to invite litigation that could jeopardize or invalidate our proprietary information or expose us to potential litigation;

•

disputes may arise between the collaborators or licensors and us that result in the delay or termination of the research, development, or commercialization of our product candidates or any of our product candidates or that result in costly litigation or arbitration that diverts management attention and resources;

•	we may lose certain valuable rights under certain circumstances, including if we undergo a change of control;

•

collaborations or license grants may be terminated and, if terminated, may result in a need for additional capital to pursue further development or commercialization of the applicable product candidates; and

•

collaboration or license agreements may not lead to development or commercialization of product candidates in the most efficient manner or at all. If a present or future collaborator or licensor of ours were to be involved in a business combination, the continued pursuit and emphasis on our product development or commercialization program under such collaboration could be delayed, diminished or terminated.

If our collaborations, licenses or similar transactions do not result in the successful development and commercialization of product candidates, or if one of our collaborators or licensors terminates its agreement with us, we may not receive any future research funding or milestone or royalty payments, as applicable, under such agreement. If we do not receive the funding we expect under these agreements, our development of product candidates could be delayed, and we may need additional resources to develop product candidates. In addition, if one of our collaborators terminates its agreement with us, we may find it more difficult to find a suitable replacement collaborator or licensor or for us to attract new collaborators or licensors, and our development programs may be delayed or the perception of us in the business and financial communities could be adversely affected.

These relationships, or those like them, may require us to incur non-recurring and other charges, increase our near- and long-term expenditures, issue securities that dilute our existing shareholders, or disrupt our management and business. In addition, we could face significant competition in seeking appropriate collaborators, and the negotiation process is time-consuming and complex. Our ability to reach a definitive collaboration or license agreement will depend, among other things, upon our assessment of the resources and expertise of such third-party collaborator or licensor and the terms and conditions of the proposed collaboration or license. Further, if we license rights for use in any product candidates we or our collaborators may develop, we may not be able to realize the benefit of such transactions if we are unable to successfully integrate them with our existing operations and company culture.

Risks Related to Our Intellectual Property

We could be unsuccessful in obtaining or maintaining adequate patent protection for one or more of our product candidates, or the scope of our patent protection could be insufficiently broad, which could result in competition and a decrease in the potential market share for our product candidates.

Our success depends in large part on our ability to obtain and maintain patent protection in the U.S. and other countries with respect to our product candidates, their respective components, formulations, combination therapies, methods used to manufacture them and methods of treatment and development that are important to our business. If we do not adequately protect our intellectual property rights, competitors may be able to erode or negate any competitive advantage we may have, which could harm our business and ability to achieve profitability. To protect our proprietary position, we file patent applications in the U.S. and abroad related to our product candidates that are important to our business. If we are unable to secure or maintain patent protection with respect to our product candidates and any proprietary products and technology we develop, our business, financial condition, results of operations and prospects could be materially harmed.

We cannot be certain that patents will be issued or granted with respect to applications that are currently pending, or that the scope of the currently-pending patent applications will not be altered before the U.S. Patent and Trademark Office (“USPTO”), or non-U.S. patent offices. The standards applied by the USPTO, and non-U.S. patent offices in granting patents are not always applied uniformly or predictably. The patent positions of therapeutic polypeptide and antibody companies like ours are generally uncertain and involve complex legal, scientific and factual questions. In addition, the coverage claimed in a patent application can be significantly reduced before the patent is issued, and its scope can be reinterpreted or further altered even after patent issuance. Consequently, patents may not issue from our pending patent applications, or the scope of the pending patent applications may change. As such, we cannot predict with certainty the degree of future protection that we will have on our proprietary products and technology.

Changes to patent laws in the U.S. or other jurisdictions may diminish the value of our patents, and patents in general, thereby impairing our ability to protect our products or product candidates.

Changes in either the patent laws or interpretation of the patent laws in the U.S. could increase the uncertainties and costs surrounding the prosecution of patent applications, and the enforcement or defense of issued patents.

These changes may affect the way patent applications are prosecuted, redefine prior art, and provide more efficient and cost-effective avenues for competitors to challenge the validity of patents. The U.S. Supreme Court, and other U.S. courts, have ruled on several patent cases in recent years, either narrowing the scope of patent protection available in certain circumstances or weakening the rights of patent owners in certain situations. Additionally, there have been recent proposals for additional changes to the patent laws of the U.S. and other countries that, if adopted, could impact our ability to enforce our patents. Depending on future actions by the U.S. Congress, the U.S. courts, the USPTO, and the relevant law-making bodies in other countries, the laws and regulations governing patents could change in unpredictable ways that would weaken our ability to obtain new patents or to enforce our existing patents and patents that we might obtain in the future. Legislation passed by U.S. Congress, for example, the IRA, could potentially impact drug pricing and rebates depending on the success of drug products and the marketplace.

Issued patents covering one or more of our products or product candidates could be found invalid or unenforceable if challenged in patent office proceedings or in court.

The validity or enforceability of our patents may be challenged in district court, before the USPTO, or in a non-U.S. jurisdiction by a competitor. Alternatively, if we or one of our partners were to initiate legal proceedings against a third party to enforce a patent covering one of our products or product candidates, the defendant could counterclaim that our patent is invalid and/or unenforceable. In patent litigation in the U.S., defendant counterclaims alleging invalidity and/or unenforceability are commonplace.

Grounds for a validity challenge could be an alleged failure to meet one or more statutory requirements for patentability, including, for example, lack of patent eligible subject matter, lack of novelty, obviousness, lack of written description, lack of definiteness, or non-enablement. In addition, patent validity challenges may, under certain circumstances, be based upon non-statutory obviousness-type double patenting, which, if successful, could result in a finding that the claims are invalid for obviousness-type double patenting or the loss of patent term, including a patent term adjustment granted by the USPTO, if a terminal disclaimer is filed to obviate a finding of obviousness-type double patenting.

While we are not aware of any such grounds, someone could allege that someone connected with prosecution of the patent withheld relevant information from the USPTO, or made a misleading statement, during prosecution. Additionally, third parties are able to challenge the validity of issued patents through administrative proceedings in the patent offices of certain countries, including the USPTO and the European Patent Office.

Despite the due diligence we have conducted regarding our patent portfolio strategy, the outcome following legal assertions of invalidity and unenforceability during patent litigation is unpredictable. With respect to the validity question, for example, we cannot be certain that there is no invalidating prior art, of which we and the patent examiner were unaware during prosecution. If a defendant were to prevail on a legal assertion of invalidity and/or unenforceability, we would lose at least part, and perhaps all, of the patent protection on one of our products and product candidates. Such a loss of patent protection could have a material adverse impact on our business.

We may not be able to enforce our intellectual property rights throughout the world.

Filing, prosecuting, defending, and enforcing patents in all countries throughout the world would be prohibitively expensive, and the laws of non-U.S. countries may not protect our rights to the same extent as the laws of the U.S. In addition, our intellectual property license agreements may not always include worldwide rights. Consequently, competitors and other third parties may use our technologies in jurisdictions where we have not obtained patent protection to develop their own products and, further, may export otherwise infringing products to territories where we may obtain patent protection, but where patent enforcement is not as strong as that in the U.S. These products may compete with our products and product candidates in jurisdictions where we do not have any issued or licensed patents or where any future patent claims or other intellectual property rights may not be effective or sufficient to prevent them from competing with us, which could have a material adverse effect on our business, financial condition, results of operations, and prospects.

Moreover, our ability to protect and enforce our intellectual property rights may be adversely affected by unforeseen changes in non-U.S. intellectual property laws. Additionally, laws of some countries outside of the U.S. and Europe do not afford intellectual property protection to the same extent as the laws of the U.S. and Europe. Many companies have encountered significant problems in protecting and defending intellectual property rights in certain non-U.S. jurisdictions. The legal systems of some countries, including India, China, Russia, and other developing countries do not favor the enforcement of patents and other intellectual property rights, particularly those relating to biotechnology products and/or intellectual property rights owned by U.S. entities, which could make it difficult for us to stop the infringement, misappropriation, or other violation of our patents or other intellectual property rights.

Claims that our product candidates or, if approved, the sale or use of any such approved products infringe the patent rights of third parties could result in costly litigation or could require substantial time and money to resolve, even if litigation is avoided.

Despite the measures we take to obtain and maintain our patents, we cannot guarantee that our product candidates or, if approved, the use of any such approved products, will not infringe third-party patents. Third parties might allege that we are infringing their patent rights or that we have misappropriated their trade secrets. Such third parties might resort to litigation against us. The basis of such litigation could be existing patents or patents that may be issued in the future.

It is also possible that we failed to identify relevant third-party patents or applications. Patent applications in the U.S. and elsewhere are published publicly approximately 18 months after the earliest filing, which is referred to as the priority date. Therefore, patent applications covering our products could have been filed by others without our knowledge. Additionally, pending patent applications which have been published can, subject to certain limitations, be later amended in a manner that could cover our products or the use of our products.

In order to avoid or settle potential claims with respect to any of the patent rights described above or any other patent rights of third parties, we may choose or be required to seek a license from a third party and be required to pay license fees or royalties or both. These licenses may not be available on commercially acceptable terms, or at all. Even if we or our strategic partners were able to obtain a license, the rights may be non-exclusive, which could result in our competitors gaining access to the same intellectual property. Ultimately, we could be prevented from commercializing a product, or be forced to cease some aspect of our business operations, if, as a result of actual or threatened patent infringement claims, we are unable to enter into licenses on acceptable terms. This could harm our business significantly.

Defending against claims of patent infringement or misappropriation of trade secrets could be costly and time-consuming, regardless of the outcome. Thus, even if we were to ultimately prevail, or to settle at an early stage, such litigation could burden us with substantial unanticipated costs. In addition, litigation or threatened litigation could result in significant demands on the time and attention of our management team, distracting them from the pursuit of other company business.

If we are unable to protect the confidentiality of our trade secrets, our business and competitive position would be harmed. Furthermore, confidentiality agreements with employees and third parties may not prevent unauthorized disclosure of trade secrets and other proprietary information.

In addition to patents, we rely on trade secrets, technical know-how, and proprietary information concerning our business strategy in order to protect our competitive position. In the course of our research, development and business activities, we often rely on confidentiality agreements to protect our proprietary information. Such confidentiality agreements are used, for example, when we talk to potential strategic partners. In addition, each of our employees is required to sign a confidentiality agreement upon joining our company. We take steps to protect our proprietary information, and we seek to carefully draft our confidentiality agreements to protect our proprietary interests.

Nevertheless, there can be no guarantee that an employee or an outside party will not make an unauthorized disclosure of our proprietary confidential information. This might happen intentionally or inadvertently. It is possible that a competitor will make use of such information, and that our competitive position will be compromised, in spite of any legal action we might take against persons making such unauthorized disclosures.

Trade secrets are difficult to protect. Although we use reasonable efforts to protect our trade secrets, our employees, consultants, contractors, or outside scientific collaborators might intentionally or inadvertently disclose our trade secret information to competitors. Enforcing a claim that a third party illegally obtained and is using any of our trade secrets is expensive and time-consuming, and the outcome is unpredictable. In addition, courts outside the U.S. sometimes are less willing than U.S. courts to protect trade secrets. Moreover, our competitors may independently develop equivalent knowledge, methods and know-how.

Our research and development strategic partners may have rights to publish data and other information to which we have rights. In addition, we sometimes engage individuals or entities to conduct research relevant to our business. The ability of these individuals or entities to publish or otherwise publicly disclose data and other information generated during the course of their research is subject to certain contractual limitations. These contractual provisions may be insufficient or inadequate to protect our confidential information. If we do not apply for patent protection prior to such publication, or if we cannot otherwise maintain the confidentiality of our proprietary technology and other confidential information, then our ability to obtain patent protection or to protect our trade secret information may be jeopardized.

If we fail to comply with our obligations under any license, collaboration, or other agreement, we may be required to pay damages and could lose intellectual property rights that are necessary for developing and protecting our products or product candidates.

We rely, in part, on license, collaboration, and other agreements with our strategic partners relating to intellectual property, including know-how and trade secrets. Although we have contractual provisions in place, there may be circumstances wherein a strategic partner may violate an agreement, or conclude that a violation has occurred. Enforcing or defending against an alleged breach may result in legal actions that may ultimately be costly.

In addition, the agreements under which we license intellectual property or technology to or from third parties are complex, and certain provisions in such agreements may be susceptible to multiple interpretations. The resolution of any contract interpretation disagreement that may arise could modify what we believe to be the scope of our rights to the relevant intellectual property or technology, or increase what we believe to be our financial or other obligations under the relevant agreement, either of which could have a material adverse effect on our business, financial condition, results of operations, and prospects.

Unfavorable outcomes in an intellectual property litigation could limit our research and development activities and/or our ability to commercialize certain products or product candidates.

If third parties successfully assert intellectual property rights against us, we might be barred from developing and commercializing related products or product candidates. Prohibitions against commercializing specified product or product candidates, could be imposed by a court or by a settlement agreement between an adverse party and us.

In addition, if we are unsuccessful in defending against allegations of patent infringement or misappropriation of trade secrets, we may be forced to pay substantial damage awards to the plaintiff. There is inevitable uncertainty in any litigation, including intellectual property litigation. There can be no assurance that we would prevail in any intellectual property litigation, even if the case against us is weak or flawed.

An unfavorable outcome could result in a loss of our current patent rights. This could require us to obtain a license from the patent owner in order to continue our research and development programs or our partnerships or, if approved, to market our product(s). Our business could be harmed if the prevailing party does not offer us a license on commercially reasonable terms, or at all.

An intellectual property litigation could lead to unfavorable publicity that could harm our reputation and cause the market price of our ordinary shares to decline.

Given that we are a new standalone public company with a developing reputation, during the course of any patent litigation, there could be public announcements of the results of hearings, rulings on motions, and other interim proceedings in the litigation. If securities analysts or investors regard these announcements as negative, the perceived value of our products, programs, or intellectual property could be diminished. If such events were to occur, the market price of our ordinary shares may decline.

Intellectual property rights may not address all potential threats to our competitive advantage.

The degree of future protection afforded by our intellectual property rights is uncertain because intellectual property rights have limitations, and may not adequately protect our business, or permit us to maintain our competitive advantage. For example:

•	others may be able to make compounds that are similar to our product candidates but that are not covered by the claims of our patents;

•	others may identify compounds more quickly than we are able to, and might file their patent applications before us;

•	we or our partners might not have been the first to make the inventions covered by our issued patent or pending patent application;

•	we or our partners might not have been the first to file patent applications covering certain of our inventions;

•	others may independently develop similar or alternative technologies or duplicate any of our technologies without infringing our intellectual property rights;

•	our pending patent applications might not lead to issued patents;

•

our issued patents that we own or have exclusively licensed may not provide us with a competitive advantage; for example, our issued patents may not be broad enough to prevent the commercialization of competitive products, or may be held invalid or unenforceable, as a result of legal challenges by our competitors;

•

our competitors might conduct research and development activities in countries where we do not have patent rights and then use the information learned from such activities to develop competitive products for sale in our or our partners’ existing or potential commercial markets;

•	we may not develop additional proprietary technologies that are patentable; and

•	the patents of others may have an adverse effect on our business.

Risks Related to Our Business and Industry

A variety of risks associated with operating our business internationally could adversely affect our business.

We face risks associated with our international operations, including possible unfavorable political and tax conditions, which could harm our business. We are subject to numerous risks associated with international business activities, including:

•	non-U.S. government taxes, regulations and permit requirements;

•	U.S. and non-U.S. government tariffs, trade restrictions, price and exchange controls and other regulatory requirements;

•	anti-corruption laws, including the Foreign Corrupt Practices Act of 1977, as amended (“FCPA”);

•	economic weakness, including inflation, natural disasters, war, events of terrorism or political instability in particular non-U.S. countries;

•	fluctuations in currency exchange rates, which could result in increased operating expenses and reduced revenues, and other obligations related to doing business in another country;

•	production shortages resulting from any events affecting raw material supply or manufacturing capabilities aboard; and

•	changes in diplomatic trade relationships and other geopolitical conditions, including the Russia-Ukraine and Middle East wars and tensions between China and Taiwan.

Our business activities outside of the U.S. are subject to the FCPA and similar anti-bribery or anti-corruption laws, regulations or rules of other countries in which we operate. The FCPA and similar anti-corruption laws generally prohibit offering, promising, giving, or authorizing others to give anything of value, either directly or indirectly, to non-U.S. government officials in order to improperly influence any act or decision, secure any other improper advantage, or obtain or retain business. The FCPA also requires public companies to make and keep books and records that accurately and fairly reflect the transactions of the company and to devise and maintain an adequate system of internal accounting controls. Our business is heavily regulated and therefore involves significant interaction with public officials, including officials of non-U.S. governments. Additionally, in many other countries, the health care providers who prescribe pharmaceuticals are employed by their government, and the purchasers of pharmaceuticals are government entities; therefore, any dealings with these prescribers and purchasers may be subject to regulation under the FCPA. Recently the U.S. SEC and the U.S. Department of Justice have increased their FCPA enforcement activities with respect to pharmaceutical companies. In addition, under the Dodd–Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”), private individuals who report to the SEC original information that leads to successful enforcement actions may be eligible for a monetary award. We are engaged in ongoing efforts that are designed to ensure our compliance with these laws, including due diligence, training, policies, procedures and internal controls. However, there is no certainty that all employees and third-party business partners (including our distributors, wholesalers, agents, contractors, and other partners) will comply with anti-bribery laws. In particular, we do not control the actions of manufacturers and other third-party agents, although we may be liable for their actions. Violation of these laws may result in civil or criminal sanctions, which could include monetary fines, criminal penalties, and disgorgement of past profits, which could have a material adverse impact on our business and financial condition.

We are or may become subject to tax audits in Ireland, the U.S. or other countries into which we expand our operations, and such jurisdictions may assess additional income tax against us. The final determination of tax audits could be materially different from our recorded income tax provisions and accruals. The ultimate results of an audit could have a material adverse effect on our operating results or cash flows in the period or periods for which that determination is made and could result in increases to our overall tax expense in subsequent periods.

These and other risks associated with our international operations may materially adversely affect our business, financial condition and results of operations.

If we lose key management personnel, our ability to pursue our business strategy will be impaired, could result in loss of markets or market share and could make us less competitive.

Our ability to compete in the highly competitive biopharmaceutical industries depends upon our ability to attract and retain highly qualified managerial, scientific and medical personnel. We are highly dependent on our management, scientific and medical personnel. The loss of the services of any of our executive officers, other key employees, and other scientific and medical advisors, and our inability to find suitable replacements for these individuals, could harm our business.

Our relationships with healthcare providers and physicians and third-party payors will be subject to applicable anti-kickback, fraud and abuse and other healthcare laws and regulations, which could expose us to criminal sanctions, civil penalties, statutory or contractual damages, reputational harm and diminished profits and future earnings.

Healthcare providers, physicians and third-party payors in the U.S. and elsewhere play a primary role in the recommendation and prescription of pharmaceutical products. Arrangements with third-party payors and customers can expose pharmaceutical manufacturers to broadly applicable fraud and abuse and other healthcare laws and regulations, including, without limitation, the U.S. federal Anti-Kickback Statute and the U.S. federal False Claims Act, which may constrain the business or financial arrangements and relationships through which such companies sell, market and distribute pharmaceutical products. In particular, the research of our product candidates, as well as the promotion, sales and marketing of healthcare items and services, as well as certain business arrangements in the healthcare industry, are subject to extensive laws designed to prevent fraud, kickbacks, self-dealing and other abusive practices. These laws and regulations may restrict or prohibit a wide range of pricing, discounting, marketing and promotion, structuring and commission(s), certain customer incentive programs and other business arrangements generally. Activities subject to these laws also involve the improper use of information obtained in the course of patient recruitment for clinical trials.

The distribution of pharmaceutical products is subject to additional requirements and regulations, including extensive record-keeping, licensing, storage and security requirements intended to prevent the unauthorized sale of pharmaceutical products. Pharmaceutical companies may also be subject to U.S. federal consumer protection and unfair competition laws, which broadly regulate marketplace activities and activities that potentially harm consumers.

The scope and enforcement of each of these laws is uncertain and subject to rapid change in the current environment of healthcare reform, especially in light of the lack of applicable precedent and regulations. U.S. federal and state enforcement bodies continue to closely scrutinize interactions between healthcare companies and healthcare providers, which has led to a number of investigations, prosecutions, convictions and settlements in the healthcare industry. Ensuring business arrangements comply with applicable healthcare laws, as well as responding to possible investigations by government authorities, can be time and resource-consuming and can divert a company’s attention from the business.

It is possible that governmental and enforcement authorities will conclude that our business practices may not comply with current or future statutes, regulations or case law interpreting applicable fraud and abuse or other healthcare laws and regulations. If any such actions are instituted against us, and we are not successful in defending ourselves or asserting our rights, those actions could have a significant impact on our business, including the imposition of civil, criminal and administrative penalties, damages, fines, disgorgement, imprisonment, exclusion from participation in U.S. federal and state funded healthcare programs, contractual damages and the curtailment or restricting of our operations, as well as additional reporting obligations and oversight if we become subject to a corporate integrity agreement or other agreement to resolve allegations of non-compliance with these laws. Further, if any of the physicians or other healthcare providers or entities with whom we expect to do business is found to be not in compliance with applicable laws, they may be subject to significant criminal, civil or administrative sanctions, including exclusions from government funded healthcare programs. Any action for violation of these laws, even if successfully defended, could cause a biopharmaceutical manufacturer to incur significant legal expenses and divert management’s attention from the operation of the business. Prohibitions or restrictions on sales or withdrawal of future marketed products could materially affect business in an adverse way.

We are subject to certain U.S. and non-U.S. anti-corruption, anti-money laundering, export control, sanctions and other trade laws and regulations. We can face serious consequences for violations.

Among other matters, U.S. and non-U.S. anti-corruption, anti-money laundering, export control, sanctions and other trade laws and regulations (collectively, “Trade Laws”) prohibit companies and their employees, agents, clinical research organizations, legal counsel, accountants, consultants, contractors and other partners from authorizing, promising, offering, providing, soliciting or receiving, directly or indirectly, corrupt or improper payments or anything else of value to or from recipients in the public or private sector. Violations of Trade Laws can result in substantial criminal fines and civil penalties, imprisonment, the loss of trade privileges, debarment, tax reassessments, breach of contract and fraud litigation, reputational harm and other consequences. We have direct or indirect interactions with officials and employees of government agencies or government-

affiliated hospitals, universities and other organizations. We also expect our non-U.S. activities to increase in time. We plan to engage third parties for clinical trials and/or to obtain necessary permits, licenses, patent registrations and other regulatory approvals and we can be held liable for the corrupt or other illegal activities of our personnel, agents or partners, even if we do not explicitly authorize or have prior knowledge of such activities.

Changes in U.S. and international trade policies, particularly with respect to China, may adversely impact our business and operating results.

The U.S. government and persons involved in the incoming U.S. administration have made statements and taken certain actions that may lead to potential changes to U.S. and international trade policies. Such actions have included imposing several rounds of tariffs and export control restrictions affecting certain products manufactured in China. In March 2018, the presidential administration announced the imposition of tariffs on steel, aluminum, and certain targeted manufactured goods imported from China. In response, China imposed retaliatory tariffs on certain goods imported into China from the U.S. Both China and the U.S. have each taken further actions that could extend or expand further trade barriers, including the U.S. Commerce Department’s imposing additional restrictions on U.S. exports to China, imposing entity-specific export licensing requirements for U.S. exports to certain targeted Chinese entities, and broadening the application of restrictions on Chinese entities that are deemed to support the technological development of the Chinese military. It is unknown whether and to what extent new tariffs, export controls, or other new laws or regulations will be adopted, or the effect that any such actions would have on us or our industry.

Further, some of our manufacturers and suppliers are located in China Trade tensions and conflicts between the U.S. and China have been escalating in recent years and, as such, we are exposed to the possibility of product supply disruption and increased costs and expenses in the event of changes to the laws, rules, regulations and policies of the governments of the U.S. or China, or due to geopolitical unrest and unstable economic conditions. Certain Chinese biotechnology companies may become subject to trade restrictions, sanctions, other regulatory requirements or proposed legislation by the U.S. government, which could restrict or even prohibit our ability to work with such entities, thereby potentially disrupting their supply of material to us. For example, in September 2024, the U.S. House of Representatives passed the BIOSECURE Act and the Senate has advanced a substantially similar bill, which legislation, if passed by the Senate and enacted into law, would restrict the ability of U.S. biopharmaceutical companies involved in the performance of U.S. government contracts or using U.S. government grant or loan funding to purchase certain services or products from, or otherwise collaborate with, certain targeted Chinese providers of biotechnology equipment and services and authorizes the U.S. government to impose such restrictions on additional entities that may be designated in the future. The legislation passed by the House of Representatives contains a grandfathering provision that would prevent disruption to the provision of services or products furnished under contracts with the targeted biotechnology companies entered into before the effective date of the legislation until January 2032. It is possible some of our contractual counterparties could be impacted by this legislation. We cannot predict whether or when such legislation may be enacted into law, or whether other legislative or regulatory actions may impose additional restrictions on our ability to conduct business with Chinese biotechnology companies.

Any unfavorable government policies on international trade, such as export controls, tariffs, capital controls or other restrictions on U.S.-Chinese commercial and investment transactions, may increase the cost of manufacturing our product candidates and platform materials, affect the demand for our drug products, if and when approved, the competitive position of our product candidates, and the quality and availability of raw materials and finished product candidates used in preclinical studies and clinical trials that we conduct or that are conducted by future collaborators of ours, especially with respect to any product candidates and materials that we import from China. If any new tariffs, export controls, legislation and/or regulations are implemented, or if existing trade agreements are renegotiated or, in particular, if either the U.S. or Chinese government takes retaliatory trade actions due to the recent trade tension, such changes could have an adverse effect on our business, financial condition and results of operations.

Our employees, independent contractors, CROs, consultants, commercial partners, vendors and principal investigators may engage in misconduct or other improper activities, including non-compliance with regulatory standards and requirements.

We are exposed to the risk of fraud or other misconduct by our employees, independent contractors, CROs, consultants, commercial partners, vendors and, if we commence clinical trials, our principal investigators. Misconduct by these parties could include intentional failures to comply with FDA regulations or the regulations applicable in the EU and other jurisdictions, provide accurate information to the FDA, the European Commission and other regulatory authorities, comply with healthcare fraud and abuse laws and regulations in the U.S. and abroad, report financial information or data accurately, or disclose unauthorized activities to us. In particular, sales, marketing and business arrangements in the healthcare industry are subject to extensive laws and regulations intended to prevent fraud, misconduct, kickbacks, self-dealing and other abusive practices. These laws and regulations restrict or prohibit a wide range of pricing, discounting, marketing and promotion, sales commission, customer incentive programs and other business arrangements.

Such misconduct also could involve the improper use of information obtained in the course of clinical trials or interactions with the FDA or other regulatory authorities, which could result in regulatory sanctions and cause serious harm to our reputation. Even with appropriate policies and procedures, it is not always possible to identify and deter misconduct, and the precautions we take to detect and prevent such activity may not be effective in controlling unknown or unmanaged risks or losses or in protecting us from government investigations or other actions or lawsuits stemming from a failure to comply with these laws or regulations. If any such actions are instituted against us, and we are not successful in defending ourselves or asserting our rights, those actions could have a significant impact on our business, financial condition, results of operations and prospects, including the imposition of significant fines or other sanctions.

We may become exposed to costly and damaging liability claims, either when testing our product candidates in the clinic or following commercial sale, and any product liability insurance we may obtain may not cover all damages from such claims.

We are exposed to potential product liability risks that are inherent in the research, development, manufacturing, marketing and use of biopharmaceutical products. The use of product candidates by us in clinical trials, and any sale of approved products in the future, may expose us to liability claims. For example, we may be sued if our product candidates cause or are perceived to cause injury or are found to be otherwise unsuitable during clinical trials, manufacturing, marketing or sale. Any such product liability claims may include allegations of defects in manufacturing, defects in design, a failure to warn of dangers inherent in the product, negligence, strict liability or a breach of warranties. Claims could also be asserted under state consumer protection acts.

Although the clinical trial process is designed to identify and assess potential side effects, it is always possible that a drug, even after regulatory approval, may exhibit unforeseen side effects. If any of our product candidates were to cause adverse side effects during clinical trials or after approval thereof, we may be exposed to substantial liabilities. Physicians and patients may not comply with any warnings that identify known potential adverse effects and patients who should not use our product candidates. If we cannot successfully defend ourselves against product liability claims, we may incur substantial liabilities or be required to limit or cease the development or commercialization of our product candidates or any products for which we may have received marketing approval. Even a successful defense would require significant financial and management resources. Regardless of the merits or eventual outcome, liability claims may result in:

•	delay or termination of clinical trials;

•	decreased demand for any product candidates or products that we may develop;

•	injury to our reputation and significant negative media and social media attention;

•	withdrawal of clinical trial participants or difficulties in recruiting new trial participants;

•	initiation of investigations by regulators;

•	costs to defend or settle the related litigation;

•	a diversion of management’s time and our resources;

•	substantial monetary awards to trial participants or patients;

•	product recalls, withdrawals or labeling, marketing or promotional restrictions;

•	significant negative financial impact; and

•	the inability to commercialize any of our product candidates, if approved.

Although we will seek to procure and maintain product liability insurance coverage, we may be unable to secure such insurance, and any insurance coverage we obtain may not be adequate to cover all liabilities that we may incur. We may need to increase our insurance coverage each time we commence a clinical trial and if we successfully commercialize any product candidate. As the expense of insurance coverage is increasing, we may not be able to maintain insurance coverage at a reasonable cost or in an amount adequate to satisfy any liability that may arise. If a successful product liability claim or series of claims is brought against us for uninsured liabilities or in excess of insured liabilities, our assets may not be sufficient to cover such claims and our business operations could be materially harmed.

If we or any third-party manufacturers and suppliers we engage fail to comply with environmental, health, and safety laws and regulations, we could become subject to fines or penalties or incur costs that could have a material adverse effect on the success of our business.

We and any third-party manufacturers and suppliers we engage are subject to numerous U.S. federal, state and local environmental, health, and safety laws, regulations and permitting requirements, including those governing laboratory procedures; the generation, handling, use, storage, treatment and disposal of hazardous and regulated materials and wastes; the emission and discharge of hazardous materials into the ground, air and water; and employee health and safety. Our operations involve the responsible use of hazardous and flammable materials, including chemicals and biological and radioactive materials.

Compliance with applicable environmental, health and safety laws and regulations may be expensive, and current or future environmental, health and safety laws and regulations may impair our research and product development efforts.

In addition, we may incur substantial costs in order to comply with current or future environmental, health and safety laws, regulations and permitting requirements. Failure to comply with these laws, regulations and permitting requirements also may result in substantial fines, penalties or other sanctions or business disruption, which could have a material adverse effect on our business, financial condition, results of operations and prospects. Additionally, any third-party manufacturers and suppliers we engage will also be subject to these and other environmental, health and safety laws and regulations. Liabilities they incur pursuant to these laws and regulations could result in significant costs or an interruption in operations, which could have a material adverse effect on our business, financial condition, results of operations and prospects.

Our operations or those of the third parties upon whom we depend might be affected by the occurrence of a catastrophic event, such as a terrorist attack, war or other armed conflict, geopolitical tensions or trade wars, pandemic or natural disaster.

We depend on our employees, consultants, third-party manufacturers, CROs, as well as regulatory agencies and other parties, for the continued operation of our business. While we maintain disaster recovery plans, they might not adequately protect us. Despite any precautions that we or any third parties on whom we depend take for catastrophic events, including terrorist attacks, wars or other armed conflicts, geopolitical tensions or trade wars, pandemics or natural disasters, these events could result in significant disruptions to our research and development, manufacturing, preclinical studies, clinical trials, and, ultimately, if approved, the commercialization of our products. Long-term disruptions in the infrastructure caused by these types of events, such as natural disasters, which are increasing in frequency due to the impacts of climate change, the outbreak of wars or other armed conflicts, the escalation of hostilities, geopolitical tensions or trade wars, acts of terrorism or “acts of God,” particularly involving geographies in which we or third parties on whom we depend have offices, manufacturing or clinical trial sites, could adversely affect our businesses. For example, the current military conflicts between Russia and Ukraine and in the Middle East could disrupt or otherwise adversely impact our operations and those of third parties upon which we rely. In particular, sanctions imposed by the U.S., the EU and other countries in response to the conflict between Russia and Ukraine and the potential response to such sanctions could adversely affect our business and/or our supply chain, our CROs, third-party manufacturers and other third parties with which we conduct business. While we do not currently conduct business in these geographies, we cannot be certain what the overall impact of these events will be on our business or on the business of any third parties on whom we depend. Although we carry business interruption insurance policies and typically have provisions in our contracts that protect us in certain events, our coverage might not include or be adequate to compensate us for all losses that may occur. Any catastrophic event affecting us, our third-party manufacturers, our CROs, regulatory agencies or other parties with which we are engaged could have a material adverse effect on our operations and financial performance.

Compliance with state, national and international privacy and data security requirements could result in additional costs and liabilities to us or inhibit our ability to collect and process data globally, and the failure to comply with such requirements could subject us to a variety of harms, including significant fines and penalties, litigation and reputational damage, any of which may have a material adverse effect on our business, financial condition or results of operations.

We are subject to laws and regulations covering data privacy and the protection of personal information, including health information. The legislative and regulatory landscape for privacy and data protection continues to evolve, and there has been an increasing focus on privacy and data protection issues which may affect our business. In the U.S., numerous U.S. federal and U.S. state laws and regulations, including state security breach notification laws, state health information privacy laws, and U.S. federal and state consumer protection laws, govern the collection, use, disclosure, and protection of personal information. Most prominently, in California the California Consumer Protection Act (“CCPA”), as amended by the California Privacy Rights Act (“CPRA”), which went into effect on January 1, 2023, establishes a privacy framework for covered businesses by creating an expansive definition of personal information, establishing data privacy rights for consumers and employees in the State of California, imposing special rules on the collection of consumer data from minors, and creating a potentially severe statutory damages framework for violations of the CCPA and for businesses that fail to implement reasonable security procedures and practices to prevent data breaches. The CPRA also created a new state agency that is vested with authority to implement and enforce the CCPA and the CPRA. While clinical trial data is currently exempt from the current version of the CCPA, other personal information may be applicable and possible changes to the CCPA may broaden its scope.

Certain other U.S. state laws impose similar privacy obligations, and we also anticipate that more U.S. states will increasingly enact legislation similar to the CCPA. The CCPA has prompted a number of proposals for new U.S. federal and U.S. state-level privacy legislation and in some states efforts to pass comprehensive privacy laws have been successful. For example, in addition to California, at least 18 other states have passed comprehensive privacy laws similar to the CCPA and CPRA. These laws are either in effect or will go into effect sometime before the end of 2026. Like the CCPA and CPRA, these laws create obligations related to the processing of personal information, as well as special obligations for the processing of “sensitive” data (which includes health data in some cases). Some of the provisions of these laws may apply to our business activities. There are also states that are specifically regulating health information that may affect our business. For example, Washington state passed a health privacy law in 2023 that will regulate the collection and sharing of health information, and the law also has a private right of action, which further increases the relevant compliance risk.

Connecticut and Nevada have also passed similar laws regulating consumer health data and additional states (including Vermont) are considering such legislation. These laws may impact our business activities, including our identification of research subjects, relationships with business partners and ultimately the marketing and distribution of our products.

Further, each of these laws is subject to varying interpretations by courts and government agencies, creating complex compliance issues for us. If we fail to comply with applicable laws and regulations, we could be subject to penalties or sanctions, including criminal penalties if we knowingly obtain or disclose individually identifiable health information from a covered entity in a manner that is not authorized or permitted by the Health Insurance Portability and Accountability Act of 1996, as amended by the Health Information Technology for Economic and Clinical Health Act (“HIPAA”).

Plaintiffs’ lawyers are also increasingly using privacy-related statutes at both the state and federal level to bring lawsuits against companies for their data-related practices. In particular, there have been a significant number of cases filed against companies for their use of pixels and other web trackers. These cases often allege violations of the California Invasion of Privacy Act and other state laws regulating wiretapping, as well as the federal Video Privacy Protection Act. The rise in these types of lawsuits creates potential risk for our business.

Numerous other countries have, or are developing, laws governing the collection, use and transmission of personal information as well. The EU and other jurisdictions have adopted data protection laws and regulations, which impose significant compliance obligations. For example, the collection and use of personal information, including health information, in the EU are governed by the provisions of the EU General Data Protection Regulation (“EU GDPR”), as well as transposing and supplementary national data protection legislation in force in relevant Member States. While the UK is no longer a Member State of the EU, the EU GDPR forms part of the law of England and Wales, Scotland and Northern Ireland by virtue of section 3 of the European Union (Withdrawal) Act 2018 (the “UK GDPR”, together with the EU GDPR the “GDPR”) and is supplemented by the Data Protection Act 2018 in the UK. The GDPR and relevant national laws impose a broad range of strict requirements on companies subject to them, such as including requirements relating to having legal bases for processing personal data relating to identifiable individuals and transferring such information outside the European Economic Area (“EEA”) (or in the case of the UK GDPR, outside of the UK), providing details to those individuals regarding the processing of their personal data, implementing safeguards to keep personal data secure, having data processing agreements with third parties who process personal data, providing information to individuals regarding data processing activities, responding to individuals’ requests to exercise their rights in respect of their personal data, obtaining consent of the individuals to whom the personal data relates in certain circumstances, reporting security and privacy breaches involving personal data to the competent national data protection authority and affected individuals, appointing data protection officers, conducting data protection impact assessments, and record-keeping. The GDPR may impose additional responsibility and liability in relation to personal data that we process and we may be required to put in place additional mechanisms ensuring compliance with the new data protection rules. This may be onerous and adversely affect our business, financial condition, results of operations and prospects.

To enable the transfer of personal data outside of the EEA or the UK, safeguards must be implemented in compliance with European and UK data protection laws.

One such safeguard is reliance on a decision determining that a country outside the EEA or the UK provides an “adequate” level of protection for personal data. Although the UK is a third country under EU GDPR, the European Commission has issued a decision recognizing the UK as providing adequate protection under the EU GDPR and, therefore, transfers of personal data originating in the EEA to the UK remain unrestricted. This decision is subject to review and has an expiry date of 27 June 2025. If not renewed or revoked, transfers of personal data originating in the EEA to the UK would require a form of appropriate safeguard, such as those detailed below, to be put in place to allow transfers to continue in compliance with the EU GDPR, which could disrupt our business. Like the EU GDPR, the UK GDPR restricts personal data transfers outside the UK to countries not regarded by the UK as providing adequate protection. The UK government has confirmed that it considers the EU as providing adequate protection for personal data so personal data transfers from the UK to the EEA remain free flowing.

In the absence of an adequacy decision, the most commonly used appropriate safeguard is the standard contractual clauses issued by the European Commission. On June 4, 2021, the European Commission issued new forms of standard contractual clauses (“SCCs”) for data transfers from controllers or processors in the EEA (or otherwise subject to the GDPR) to controllers or processors established outside the EU/EEA (and not subject to the GDPR). The SCCs are a contract between a data exporter and a data importer where the parties agree to the provision of specific protections for personal data and the terms cannot generally be amended by the parties. As of December 27, 2022, the new SCCs must be used for all transfers outside of the EEA in place of the SCCs that were adopted previously under the EU Data Protection Directive. The UK is not subject to the European Commission’s new SCCs but has published the UK International Data Transfer Agreement (the “IDTA”) and International Data Transfer Addendum to the new SCCs (the “UK Addendum”), which provides modifications to the European Commission’s SCCs to enable transfers from the UK in compliance with UK GDPR. For new transfers, the IDTA or the UK Addendum needs to be in place. For any existing transfers relying on pre-Brexit EU SCCs, the IDTA or the UK Addendum must be in place for all transfers from the UK from March 21, 2024. In addition to SCCs, following a ruling from the Court of Justice of the EU, in Data Protection Commissioner v Facebook Ireland Limited and Maximillian Schrems, Case C-311/18, companies relying on SCCs to govern transfers of personal data to third countries (in particular the U.S.) need to perform a transfer impact assessment (“TIA”) to assess whether the data importer can ensure that personal data will be subject to an essentially equivalent level of protection as under the GDPR in the jurisdiction to which the data is imported. Where the TIA concludes that the level of protection will not be essentially equivalent, the data importer must consider whether it can implement additional guarantees to safeguard the personal data and ensure that the level of protection for the personal data is raised. The TIA includes assessing whether third-party vendors can also ensure these guarantees. The same assessment is required for transfers governed by the IDTA. We are required to implement these new safeguards when conducting restricted data transfers under the GDPR and doing so will require significant effort and cost.

If we are investigated by a European or UK data protection authority, we may face fines and other penalties, including bans on processing and transferring personal data. EU and UK data protection authorities have the power to impose administrative fines for violations of the GDPR of up to a maximum of €20 (£17.5) million or 4% of the data controller’s or data processor’s total worldwide global turnover for the preceding fiscal year, whichever is higher, and violations of the GDPR may also lead to damages claims by data controllers and data subjects. An investigation by a European or UK data protection authority could be triggered by the authority acting of its own volition or by a complaint made to the authority by an individual data subject. Administrative fines are in addition to other corrective powers that an authority may exercise, e.g., orders to bring processing operations into compliance in a specified manner and within a specified time period or a temporary or permanent ban on processing activities. Such penalties are in addition to any civil litigation claims by data controllers, clients, and data subjects. As such, we will need to take steps to cause our processes to continue to be compliant with the applicable portions of the GDPR, but we cannot assure you that we will be able to implement changes in a timely manner or without significant disruption to our business, or that such steps will be effective, and we may face the risk of liability under the GDPR.

Although the EU GDPR and the UK GDPR currently impose substantially similar obligations, it is possible that over time the UK GDPR could become less aligned with the EU GDPR. The UK has also now introduced a Data Protection and Digital Information Bill (the “UK Bill”) into the UK legislative process with the intention for this bill to reform the UK’s data protection regime following the UK’s exit from the EU. If passed, the final version of the UK Bill may have the effect of further altering the similarities between the UK and EU data protection regime and threaten the UK adequacy decision from the EU Commission. This may lead to additional compliance costs and could increase our overall risk. An additional consequence of amendment to the data protection legal framework in the UK is that the UK would no longer be considered to provide an “adequate”

level of protection for personal data and the European Commission adequacy decision in favor of the UK would be revoked. Such an action would remove the ability for data to flow freely between the EEA and the UK and would require that another appropriate safeguard is put in place for data transfers to continue in compliance with the EU GDPR.

Many jurisdictions outside of Europe where we may do business or conduct trials in the future are also considering and/or have enacted comprehensive data protection legislation. In addition, we also continue to see jurisdictions imposing data localization laws. These and similar regulations may interfere with our intended business activities, inhibit our ability to expand into those markets, require modifications to our products or services or prohibit us from continuing to offer services or conduct trials in those markets without significant additional costs.

Our computer systems, or those of our third-party collaborators, service providers, contractors or consultants, have in the past and may in the future suffer security breaches or fail, which may have a material adverse effect on our reputation, business, financial condition or results of operations.

Our computer systems and those of our current or future third-party collaborators, service providers, contractors and consultants have in the past and may in the future suffer security breaches or fail and are vulnerable to damage from computer viruses, unauthorized access, natural disasters, terrorism, war and telecommunication and electrical failures. Attacks on information technology systems are increasing in their frequency, levels of persistence, sophistication and intensity, and they are being conducted by increasingly sophisticated and organized groups and individuals with a wide range of motives and expertise. In addition to extracting sensitive information, such attacks could include the deployment of harmful malware, ransomware, denial-of-service attacks, social engineering and other means to affect service reliability and threaten the confidentiality, integrity and availability of information. The prevalent use of mobile devices also increases the risk of data security incidents. If we experience a material system failure, accident or security breach that causes interruptions in our operations or the operations of third-party collaborators, service providers, contractors and consultants, it could result in significant reputational, financial, legal, regulatory, business or operational harm. For example, the loss of clinical trial data for our product candidates could result in delays in our marketing approval efforts and significantly increase our costs to recover or reproduce the data. To the extent that any disruption or security breach results in a loss of or damage to our data or applications or other data or applications relating to our technology or product candidates, or inappropriate disclosure of confidential or proprietary information, we could incur liabilities and the further development of our product candidates could be delayed. Additionally, actual, potential or anticipated attacks may cause us to incur increasing costs, including costs to deploy additional personnel and protection technologies, train employees, and engage third-party experts and consultants. Further, it is possible that unauthorized access to our data may be obtained through inadequate use of security controls by suppliers or other vendors. We rely on such third parties to implement effective security measures and identify and correct any failures, deficiencies or breaches, and they may not always be successful in doing so. For example, we have been advised by one of our vendors that certain of our clinical data held by the vendor may have been accessed during a ransomware attack on the vendor’s systems.

Any failure or perceived failure by us or any third-party collaborators, service providers, contractors or consultants to comply with our privacy, confidentiality, data security or similar obligations to third parties, or any data security incidents or other security breaches that result in the unauthorized access, release or transfer of sensitive information, including personally identifiable information, may result in governmental investigations, enforcement actions, regulatory fines, litigation or public statements against us. These events could cause third parties to lose trust in us or could result in claims by third parties asserting that we have breached our privacy, confidentiality, data security or similar obligations, any of which could have a material adverse effect on our reputation, business, financial condition or results of operations. Moreover, data security incidents and other security breaches can be difficult to detect, and any delay in identifying them may lead to increased harm. Because the techniques used by computer programmers who may attempt to penetrate and sabotage our network security or our website change frequently and may not be recognized until launched against a target, we may be unable to anticipate these techniques. While we have implemented data security measures intended to protect our information technology systems and infrastructure, there can be no assurance that such measures will successfully prevent service interruptions or data security incidents. Additionally, in the event of material failures, security breaches, cyberattacks or other related breaches of our computer systems or the computer systems of third parties with access to our data, our liability insurance may not be sufficient in type or amount to cover us against related claims.

Risks Related to the Separation and Distribution

We may not achieve some or all of the expected benefits of the Separation.

We may not be able to achieve the full operational, financial and strategic benefits expected to result from the Separation, or such benefits may be delayed or not realized at all. The Separation is expected to provide the following benefits, among others: (i) allowing us to focus exclusively on our business and distinct needs from those of the Former Parent, and pursue our own operational and strategic priorities and respond to trends, developments and opportunities in our target markets; (ii) reduce competition for capital allocation and (iii) more direct potential access to the capital markets as a standalone company.

These anticipated benefits are based on a number of assumptions and uncertainties, which may prove to be incorrect or incomplete and we may not achieve these and other anticipated benefits for a variety of reasons. As a standalone company, we may be more susceptible to market fluctuations and other adverse events than if we were still a part of the Former Parent; our business will be less diversified than the Former Parent’s business prior to completion of the Separation and the actions that have been required to separate the Former Parent’s and our respective businesses could disrupt our operations. If we fail to achieve some or all of the benefits expected to result from the Separation, or if such benefits are delayed, it could have a material adverse effect on our competitive position, business, financial condition, results of operations and cash flows.

Our agreements with the Former Parent may not reflect terms that would have resulted from negotiations with unaffiliated third parties.

The agreements related to the Separation, including, among others, the separation agreement, the transition services agreements, the tax matters agreement and the employee matters agreement were entered into in the context of the Separation while we were still controlled by the Former Parent. Prior to the Distribution, the Former Parent effectively had the sole and absolute discretion to determine and change the terms of the Separation and the Distribution, including the terms of any agreements between the Former Parent and us. As a result, our agreements with the Former Parent may not reflect terms that would have resulted from negotiations between unaffiliated third parties in an arms-length transaction. For a more detailed description, see Note 1, Organization and Description of Business, in the notes to the consolidated financial statements in this Quarterly Report.

The Former Parent may fail to perform under various transaction agreements that were executed as part of the Separation or we may fail to have necessary systems and services in place when certain of the transaction agreements expire.

In connection with the Separation, we and the Former Parent entered into a separation agreement and various other agreements, including transition services agreements, a tax matters agreement and an employee matters agreement that expire on November 13, 2025. These agreements are discussed in greater detail in Note 1, Organization and Description of Business, in the notes to the consolidated financial statements in this Quarterly Report. Certain of these agreements provide for the performance of services by each company for the benefit of the other for a period of time after the Separation. We will rely on the Former Parent to satisfy its performance and payment obligations under these agreements. If the Former Parent is unable to satisfy its obligations under these agreements, including its indemnification obligations, we could incur operational difficulties or losses.

If we do not have in place our own systems and services, or if we do not have agreements with other providers of these services when the transaction or transitional agreements terminate, we may not be able to operate our business effectively and our profitability may decline. We have established our own, or engaged third parties to provide, systems and services to replace many of the systems and services the Former Parent currently provides or previously provided to us, but these new systems and services may not work as well, or we may not be successful in effectively or efficiently implementing these systems and services or in transitioning data from the Former Parent’s systems to our systems. These systems and services may also be more expensive or less efficient than the systems and services the Former Parent is expected to provide during the transition period.

In connection with the separation, we have assumed and agreed to indemnify the Former Parent for certain liabilities. If we are required to make payments pursuant to these indemnities to the Former Parent, we may need to divert cash to meet those obligations and our financial results could be harmed.

Pursuant to the separation agreement and certain other agreements we entered into with the Former Parent, we have assumed and agreed to indemnify the Former Parent for certain liabilities for uncapped amounts, which may include, among other items, associated defense costs, settlement amounts and judgments, as discussed further in Note 1, Organization and Description of Business, in the notes to the consolidated financial statements in this Quarterly Report. Payments pursuant to these indemnities may be significant and could harm our business, particularly indemnities relating to our actions that could impact the tax-free nature of the Separation and the Distribution and certain related transactions. Third parties could also seek to hold us responsible for liabilities of the Former Parent’s business. The Former Parent has agreed to indemnify us for liabilities of the Former Parent’s business, but such indemnity from the Former Parent may not be sufficient to protect us against the full amount of such liabilities, and the Former Parent may not fully satisfy its indemnification obligations. Moreover, even if we ultimately succeed in recovering from the Former Parent any amounts for which we are held liable, we may be temporarily required to bear these losses ourselves. In addition, pursuant to the separation agreement and certain other agreements we entered into with the Former Parent, we have agreed to undertake certain obligations for the benefit of the Former Parent and its former employees who became employees of ours following the Separation. If we fail to comply with such obligations, we may be liable to the Former Parent. Each of these risks could harm our business, prospects, financial condition and results of operations.

Risks Related to Tax Matters

If the Separation and the Distribution from the Former Parent, in relevant part and together with certain related transactions, do not qualify as transactions that are tax-free for U.S. federal income tax purposes, certain U.S. subsidiaries of the Former Parent and the Former Parent’s shareholders could be subject to significant tax liabilities, and we could be required to indemnify the Former Parent or its subsidiaries for material taxes pursuant to indemnification obligations under the tax matters agreement which we entered into with the Former Parent in connection with the Separation.

It was a condition to the Distribution that the Former Parent receive a private letter ruling from the Internal Revenue Service (the “IRS”) and an opinion from Goodwin Procter LLP, together confirming that the Separation and the Distribution, in relevant part and together with certain related transactions, subject to certain caveats, are tax-free for U.S. federal income tax purposes under Sections 355 and 368(a)(1)(D) of the Internal Revenue Code of 1986, as amended (the “Code”), except for cash received in lieu of fractional ordinary shares. The Former Parent has received a favorable private letter ruling from the IRS addressing the qualification of the Distribution under Section 355 of the Code. However, the private letter ruling does not address all of the issues that are relevant to determining whether the Separation and the Distribution, in relevant part and together with certain related transactions, qualify as transactions that are tax-free for U.S. federal income tax purposes. The IRS private letter ruling and the opinion of Goodwin Proctor LLP are based, among other things, on various facts and assumptions, as well as certain representations, statements and undertakings from the Former Parent and us (including those relating to the past and future conduct of the Former Parent and us) and are subject to certain caveats. If any of these facts, assumptions, representations, statements or undertakings is, or becomes, inaccurate or incomplete, or if we or the Former Parent breach any of our respective covenants relating to the Separation, the IRS private letter ruling and any tax opinion may be invalid. Accordingly, notwithstanding receipt of the IRS private letter ruling and an opinion of Goodwin Procter LLP, the IRS could determine that the Separation and the Distribution, in relevant part and together with certain related transactions, should be treated as taxable transactions for U.S. federal income tax purposes if it determines that any of the facts, assumptions, representations, statements or undertakings that were included in the request for such IRS private letter ruling or on which any such opinion was based are false or have been violated. In addition, an opinion of Goodwin Procter LLP represents the judgment of Goodwin Procter LLP, which is not binding on the IRS or any court. Accordingly, notwithstanding receipt by the Former Parent of the tax opinion and the IRS private letter ruling referred to above, the IRS could assert that the Separation and the Distribution and certain related transactions do not qualify for tax-free treatment for U.S. federal income tax purposes.

If the Separation and the Distribution, in relevant part and together with certain related transactions, fail to qualify as transactions that are tax-free under Sections 355 and 368(a)(1)(D) of the Code, in general, for U.S. federal income tax purposes, certain U.S. subsidiaries of the Former Parent would recognize taxable gain and the Former Parent’s shareholders who received our ordinary shares in the Distribution would be subject to tax as if they had received a taxable distribution equal to the fair market value of such shares.

In connection with the Distribution, we and the Former Parent entered into a tax matters agreement pursuant to which we are responsible for certain liabilities and obligations following the Distribution. In general, under the terms of the tax matters agreement, if the Separation and the Distribution, in relevant part and together with certain related transactions, fail to qualify as transactions that are tax-free, for U.S. federal income tax purposes, under Sections 355 and 368(a)(1)(D) of the Code, and if and to the extent that such failure results from certain actions, omissions or failures to act by the Former Parent, including a prohibited change of control in the Former Parent under Section 355(e) of the Code or an acquisition of the Former Parent’s shares or assets, then the Former Parent will bear any resulting taxes, interest, penalties and other costs. If and to the extent that such failure results from certain actions, omissions or failures to act by us, including a prohibited change of control in Mural under Section 355(e) of the Code or an acquisition of our shares or assets, then we will indemnify the Former Parent for any resulting taxes, interest, penalties and other costs. If such failure does not result from a prohibited change of control in the Former Parent or Mural under Section 355(e) of the Code and both we and the Former Parent are responsible for such failure, liability will be shared according to relative fault. If neither we nor the Former Parent is responsible for such failure, the Former Parent will bear any resulting taxes, interest, penalties and other costs. It is possible that a strategic alternative could be a transaction that results in indemnification obligations under the tax matters agreement, which could impact our ability to consummate any such transaction or otherwise have an adverse impact on our operations. Our indemnification obligations to the Former Parent under the tax matters agreement are not limited in amount or subject to any cap. If we are required to pay any taxes or indemnify the Former Parent and its subsidiaries and their respective officers and directors under the circumstances set forth in the tax matters agreement, we may be subject to substantial liabilities.

We may not be able to engage in attractive strategic or capital-raising transactions following the Separation.

To preserve the tax-free treatment of the Separation and the Distribution for U.S. federal income tax purposes, for the four-year period beginning two years before and ending two years after the Distribution, we are prohibited under the tax matters agreement, except in specific circumstances, from certain actions, including: (i) entering into or approving any transaction involving the acquisition of outstanding or newly issued Mural equity that, when combined with other non-excepted changes in ownership of our ordinary shares, results in a change in ownership of more than a specified percentage; (ii) liquidating or partially liquidating, or merging or consolidating (unless we are the survivor); (iii) making or changing any entity classification election; (iv) ceasing to be engaged in an active trade or business, or selling, transferring or disposing of more than a specified percentage of the assets of any active trade or business or reducing the number of full-time employees engaged in any active trade or business by more than a specified percentage; (v) amending any of our organizational documents or taking any action affecting the voting rights of our ordinary shares; (vi) redeeming or otherwise repurchasing any of our outstanding shares or options; or (vii) taking or failing to take any other action that would prevent the Separation and the Distribution, in relevant part and together with certain related transactions, from qualifying as transactions that are tax-free for U.S. federal income tax purposes under Sections 355 and 368(a)(1)(D) of the Code, except for cash received in lieu of fractional ordinary shares. These restrictions may limit for a period of time our ability to pursue certain strategic transactions, equity issuances or repurchases or other transactions that we may believe to be in the best interests of our shareholders or that might increase the value of our business. For more information, see Note 1, Organization and Description of Business, in the notes to the consolidated financial statements in this Quarterly Report.

If we are a passive foreign investment company, there could be material adverse U.S. federal income tax consequences to U.S. holders.

Under the Code, we will be a passive foreign investment company (a “PFIC”) for any taxable year in which (1) 75% or more of our gross income consists of passive income or (2) 50% or more of the average quarterly value of our assets consists of assets that produce, or are held for the production of, passive income. For purposes of these tests, passive income includes dividends, interest, gains from the sale or exchange of investment property and certain rents and royalties. In addition, for purposes of the above calculations, a non-U.S. corporation that directly or indirectly owns at least 25% by value of the shares of another corporation is treated as holding and receiving directly its proportionate share of assets and income of such corporation. If we are a PFIC for any taxable year during which a U.S. holder holds our ordinary shares, the U.S. holder may be subject to material adverse tax consequences regardless of whether we continue to qualify as a PFIC, including ineligibility for any preferred tax rates on capital gains or on actual or deemed dividends, interest charges on certain taxes treated as deferred and additional reporting requirements.

We believe that we will be treated as a PFIC for U.S. federal income tax purposes for the period covered by this Quarterly Report but it is uncertain whether we or any of our subsidiaries will be treated as a PFIC for the subsequent tax year. The determination of whether we are a PFIC is a fact-intensive determination made on an annual basis applying principles and methodologies that in some circumstances are unclear and subject to varying interpretation. Under the income test described above, our status as a PFIC depends on the composition of our income which will depend on the transactions we enter into in the future and our corporate structure. The composition of our income and assets is also affected by the spending of the cash we raise in any offering and the cash we currently have on our balance sheet. As we believe that we will be treated as a PFIC for the 2024 tax year, certain elections may be desired, as discussed herein, after consultation with your personal tax advisor or tax professional. Because PFIC status is based on our income, assets, and activities for the entire taxable year, we cannot make a final determination at this time as to whether we will be a PFIC for the current taxable year and our PFIC status may change from year to year.

In certain circumstances, a U.S. holder of shares in a PFIC may alleviate some of the adverse tax consequences described above by making either a “qualified electing fund” election under Section 1295 of the Code (a “QEF Election”) or a mark-to-market election (if our ordinary shares constitute “marketable” securities under the Code). However, a U.S. holder may make a QEF Election with respect to our ordinary shares only if we agree to furnish such U.S. holder annually with required information. If we determine we are a PFIC for any taxable year, upon written request by a U.S. Holder, we will endeavor to provide to a U.S. Holder such information as the IRS may require in order to enable the U.S. Holder to make and maintain a QEF Election, but there can be no assurance that we will timely provide such required information. There is also no assurance that we will have timely knowledge of our status as a PFIC in the future or of the required information to be provided.

We urge U.S. holders to consult their tax advisors regarding the possible application of the PFIC rules, elections and consequences of our status as a PFIC for the 2024 tax year and in the event we are treated as a PFIC in any future tax year.

Risks Related to Ownership of Our Ordinary Shares

We are an “emerging growth company” and a “smaller reporting company” and the reduced disclosure requirements applicable to emerging growth companies and smaller reporting companies may make our ordinary shares less attractive to investors.

We qualify as an “emerging growth company”, as defined in the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”). We may remain an emerging growth company until December 31, 2028, although if the market value of our ordinary shares that is held by non-affiliates exceeds $700.0 million as of any June 30 before that time or if we have annual gross revenues of $1.235 billion or more in any fiscal year, we would cease to be an emerging growth company as of December 31 of the applicable year. We also would cease to be an emerging growth company if we issue more than $1.0 billion of non-convertible debt over a three-year period. For so long as we remain an emerging growth company, we are permitted and intend to rely on exemptions from certain disclosure requirements that are applicable to other public companies that are not emerging growth companies. These exemptions include:

•

being permitted to provide only two years of audited financial statements, in addition to any required unaudited interim financial statements, with correspondingly reduced “Management’s Discussion and Analysis of Financial Condition and Results of Operations” disclosure;

•	not being required to comply with the auditor attestation requirements in the assessment of our internal control over financial reporting;

•	reduced disclosure obligations regarding executive compensation; and

•	exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and shareholder approval of any golden parachute payments not previously approved.

Even after we no longer qualify as an emerging growth company, we may continue to qualify as a smaller reporting company, which would allow us to take advantage of many of the same exemptions from disclosure requirements, including reduced disclosure obligations regarding executive compensation. In addition, if we are a smaller reporting company with less than $100 million in annual revenue, we would not be required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act.

We cannot predict whether investors will find our ordinary shares less attractive if we rely on these exemptions. If some investors find our ordinary shares less attractive as a result, there may be a less active trading market for our ordinary shares and our share price may be more volatile.

In addition, the JOBS Act permits an emerging growth company to take advantage of an extended transition period to comply with new or revised accounting standards applicable to public companies until those standards would otherwise apply to private companies. We have elected not to “opt out” of the exemption for the delayed adoption of certain accounting standards, and therefore, we will adopt new or revised accounting standards at the time private companies adopt the new or revised accounting standards and will do so until such time that we either (i) irrevocably elect to “opt out” of such extended transition period or (ii) no longer qualify as an emerging growth company. As a result of this election, our consolidated financial statements may not be comparable to those of other public companies that comply with new or revised accounting pronouncements as of public company effective dates. We may choose to early adopt any new or revised accounting standards whenever such early adoption is permitted for private companies.

The price of our ordinary shares could be subject to volatility related or unrelated to our operations.

Our share price is volatile. The stock market in general and the market for biotechnology and pharmaceutical companies in particular have experienced extreme volatility that has often been unrelated to the operating performance of particular companies. As a result of this volatility, investors may not be able to sell their ordinary shares at an attractive price or at all. The market price for our ordinary shares may be influenced by many factors, including:

•	adverse results from preclinical studies or clinical trials of our product candidates or our competitors’ product candidates or products, such as the results from our ARTISTRY-6 and ARTISTRY-7 trials;

•	the commencement, enrollment, completion or results of any ongoing or future clinical trials we may conduct, or changes in the development status of our product candidates;

•	adverse results from, delays in initiating or completing, or termination of clinical trials;

•	unanticipated safety concerns related to the use of our product candidates;

•	adverse regulatory decisions, including failure by us or one of our competitors to receive regulatory approval of product candidates;

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any delay in our regulatory filings for our product candidates and any adverse development or perceived adverse development with respect to the applicable regulatory authority’s review of such filings, including without limitation the FDA’s issuance of a “refusal to file” letter or a request for additional information;

•	lower than expected market acceptance of our or our competitors’ products following approval for commercialization;

•	adverse developments concerning our manufacturers;

•	our inability to obtain adequate product supply for any approved product or inability to do so at acceptable prices;

•	introduction of new products or services by our competitors;

•	changes in financial estimates by us or by any securities analysts who might cover our shares;

•	conditions or trends in our industry;

•	our cash position;

•	sales of our ordinary shares by us or our shareholders in the future;

•	adoption of new accounting standards;

•	ineffectiveness of our internal controls;

•	changes in the market valuations of similar companies;

•

stock market price and volume fluctuations of comparable companies and, in particular, those that operate in the biotechnology and pharmaceutical industry and those developing immuno-oncology products;

•	publication of research reports or other media articles about us or our industry or positive or negative recommendations or withdrawal of research coverage by securities analysts;

•	announcements by us or our competitors of significant acquisitions, strategic partnerships or divestitures;

•	announcements of investigations or regulatory scrutiny of our operations or lawsuits that may be filed against us;

•	investors’ general perception of our company and the reputation of our business;

•	recruitment or departure of key personnel;

•	overall performance of the equity markets;

•	trading volume of our ordinary shares;

•	disputes or other developments relating to proprietary rights, including patents, litigation matters and our ability to obtain patent protection for our technologies and product candidates;

•	significant lawsuits, including patent or shareholder litigation;

•	proposed changes to healthcare laws or pharmaceutical pricing in the U.S. or non-U.S. jurisdictions, or speculation regarding such changes;

•	general political and economic conditions, including disruptions in the banking industry; and

•	other events or factors, many of which are beyond our control.

In addition, in the past, shareholders have initiated class action lawsuits against pharmaceutical and biotechnology companies following periods of volatility in the market prices of these companies’ shares. This risk is especially relevant for us because biopharmaceutical companies have experienced significant share price volatility in recent years. Such litigation, if instituted against us, could cause us to incur substantial costs and divert management’s attention and resources from our business.

If securities or industry analysts do not publish research or reports about our company, or if they issue unfavorable or inaccurate research regarding our business, our share price and trading volume could decline.

The trading market for our ordinary shares relies, in part, on the research and reports that securities or industry analysts publish about us or our business. We do not have any control over these analysts or their research. There can be no assurance that analysts will begin to cover us. There is also no assurance that any covering analysts will provide favorable coverage, and unfavorable coverage, or lack of favorable coverage, could cause our share price and trading volume to decline.

Future sales and issuances of our ordinary shares or rights to purchase ordinary shares, including pursuant to our equity incentive plans, could result in additional dilution of the percentage ownership of our shareholders and could cause our share price to fall.

We expect that significant additional capital will be needed in the future to continue our planned operations. To the extent we raise additional capital by issuing equity securities, our shareholders may experience substantial dilution. We may sell ordinary shares, convertible securities or other equity securities in one or more transactions at prices and in the manner we determine from time to time. If we sell ordinary shares, convertible securities or other equity securities in one or more transaction(s), investors may be materially diluted by subsequent sales. These sales may also result in material dilution to our existing shareholders, and new investors could gain rights superior to our existing shareholders.

We have adopted an equity incentive plan pursuant to which we may grant stock options, restricted stock unit awards and other equity-based awards to our employees, directors and consultants. Any increase in the number of shares outstanding as a result of the exercise of outstanding options or the vesting or settlement of outstanding equity awards will cause our shareholders to experience additional dilution, which could cause our share price to fall.

Our business could be negatively affected as a result of the actions of activist shareholders.

Proxy contests and other actions by activist shareholders have been waged against many companies in the biopharmaceutical industry over the last few years. If faced with a proxy contest or other activist shareholder action, we may not be able to respond successfully to the contest or action, which could be disruptive to our business. Even if we are successful, our business could be adversely affected by any proxy contest or activist shareholder action involving us because:

•

responding to proxy contests and other actions by activist shareholders can be costly and time-consuming, can disrupt operations and divert the attention of management and employees, and can lead to uncertainty;

•

perceived uncertainties as to future direction may result in the loss of potential acquisitions, collaborations or licensing opportunities, and may make it more difficult to attract and retain qualified personnel and business partners; and

•

if individuals are elected to our board of directors with a specific agenda, it may adversely affect our ability to effectively implement our strategic plan in a timely manner and create additional value for our shareholders.

These actions could cause the market price of our ordinary shares to experience periods of volatility.

We do not intend to pay dividends on our ordinary shares so any returns will be limited to the value of our shares.

We currently anticipate retaining our available cash and cash equivalents and do not anticipate declaring or paying any cash dividends for the foreseeable future. Any determination to pay dividends in the future will be at the sole discretion of our board of directors. In addition, the terms of any future debt agreements that we may enter into may preclude us from paying dividends. Any return to our shareholders will therefore likely be limited in the foreseeable future to the appreciation of their shares.

If we fail to maintain an effective system of internal control over financial reporting, we may not be able to accurately report our financial results or prevent fraud. As a result, shareholders could lose confidence in our financial and other public reporting, which would harm our business and the trading price of our ordinary shares.

We are subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Sarbanes-Oxley Act, and the rules and regulations of Nasdaq. Our financial results historically were included within the consolidated results of the Former Parent, and prior to the Separation, we were not directly subject to reporting and other requirements of the Exchange Act and Section 404 of the Sarbanes-Oxley Act. For so long as we remain an emerging growth company, we will be exempt from Section 404(b) of the Sarbanes-Oxley Act, which requires auditor attestation to the effectiveness of internal control over financial reporting. We cannot predict if investors will find our ordinary shares less attractive because we may rely on the exemptions available to us as an emerging growth company. If some investors find our ordinary shares less attractive as a result, there may be a less active trading market for our ordinary shares and our share price may be more volatile.

We are subject to Section 404(a) of the Sarbanes-Oxley Act requiring annual management assessment of the effectiveness of our internal control over financial reporting and, as of the expiration of our emerging growth company status, we will be broadly subject to enhanced reporting and other requirements under the Exchange Act and Sarbanes-Oxley Act. These and other obligations will place significant demands on our management, administrative and operational resources, including accounting and information technology resources. To comply with these requirements, we anticipate that we will need to further upgrade our systems, including duplicating computer hardware infrastructure, implement additional financial and management controls, reporting systems and procedures and hire additional accounting, finance and information technology staff. Our management and other personnel will need to devote a substantial amount of time to these compliance initiatives. Moreover, these rules and regulations will increase our legal and financial compliance costs and will make some activities more time-consuming and costlier. If we are unable to do this in a timely and effective fashion, our ability to comply with our financial reporting requirements and other rules that apply to reporting companies could be impaired and our business, prospects, financial condition and results of operations could be harmed.

We may discover weaknesses in our system of internal financial and accounting controls and procedures that could result in a material misstatement of our financial statements. Our internal control over financial reporting will not prevent or detect all errors and all fraud. A control system, no matter how well designed and operated, can provide only reasonable, not absolute, assurance that the control system’s objectives will be met.

Because of the inherent limitations in all control systems, no evaluation of controls can provide absolute assurance that misstatements due to error or fraud will not occur or that all control issues and instances of fraud will be detected.

If we are not able to comply with the requirements of Section 404 of the Sarbanes-Oxley Act in a timely manner, or if we are unable to maintain proper and effective internal control over financial reporting, we may not be able to produce timely and accurate financial statements. If that were to happen, our investors could lose confidence in our reported financial information, the market price of our shares could decline, and we could be subject to sanctions or investigations by the SEC or other regulatory authorities.

An active trading market for our ordinary shares may not develop or be sustained and our shareholders may not be able to resell our ordinary shares that they hold.

Prior to the Distribution, there was no public market for our ordinary shares. We cannot predict the extent to which an active market for our ordinary shares will be sustained, or how the development of such a market might affect the market price for our ordinary shares. As a result, it may be difficult for our shareholders to sell their ordinary shares at an attractive price or at all.

We have incurred and will continue to incur increased costs, as compared to prior to the Separation, as a result of operating as a public company, and our management has devoted and will continue to be required to devote substantial time to new compliance initiatives and corporate governance practices.

As a public company, we incur significant legal, accounting and other expenses. The Sarbanes-Oxley Act, Dodd-Frank, Nasdaq listing requirements, and other applicable securities rules and regulations impose various requirements on public companies, including establishment and maintenance of effective disclosure and financial controls and corporate governance practices. Our management and other personnel will need to devote a substantial amount of time to these compliance initiatives. Moreover, these rules and regulations will increase our legal and financial compliance costs, particularly as we hire additional financial and accounting employees to meet public company internal control and financial reporting requirements and will make some activities more time-consuming and costly.

We are evaluating these rules and regulations and cannot predict or estimate the amount of additional costs we may incur or the timing of such costs. These rules and regulations are often subject to varying interpretations, in many cases due to their lack of specificity, and, as a result, their application in practice may evolve over time as new guidance is provided by regulatory and governing bodies. This could result in continuing uncertainty regarding compliance matters and higher costs necessitated by ongoing revisions to disclosure and governance practices. We intend to invest resources to comply with evolving laws, regulations and standards, and this investment may result in increased general and administrative expenses and a diversion of management’s time and attention from revenue-generating activities to compliance activities. If notwithstanding our efforts to comply with new laws, regulations and standards, we fail to comply, regulatory authorities may initiate legal proceedings against us and our business may be materially adversely affected.

Pursuant to Section 404, we are required to furnish a report by our management on our internal control over financial reporting. However, while we remain an emerging growth company or a smaller reporting company with less than $100 million in annual revenue, we will not be required to include an attestation report on internal control over financial reporting issued by our independent registered public accounting firm. To achieve compliance with Section 404 within the prescribed period, we are engaged in a process to document and evaluate our internal control over financial reporting, which is both costly and challenging. In this regard, we will need to continue to dedicate internal resources, including through hiring additional financial and accounting personnel, potentially engage outside consultants and adopt a detailed work plan to assess and document the adequacy of internal control over financial reporting, continue steps to improve control processes as appropriate, validate through testing that controls are functioning as documented and implement a continuous reporting and improvement process for internal control over financial reporting. Despite our efforts, there is a risk that we will not be able to conclude, within the prescribed timeframe or at all, that our internal control over financial reporting is effective as required by Section 404. If we identify one or more material weaknesses in our internal control over financial reporting, it could result in an adverse reaction in the financial markets due to a loss of confidence in the reliability of our financial statements.

Our disclosure controls and procedures may not prevent or detect all errors or acts of fraud.

As a public company, we are subject to certain reporting requirements of the Exchange Act. Our disclosure controls and procedures are designed to reasonably assure that information required to be disclosed by us in reports we file or submit under the Exchange Act is accumulated and communicated to management, recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC. We believe that any disclosure controls and procedures or internal control over financial reporting, no matter how well conceived and operated, can provide only reasonable, not absolute, assurance that the objectives of the control system are met. These inherent limitations include the realities that judgments in decision-making can be faulty, and that breakdowns can occur because of simple error or mistake. Additionally, controls can be circumvented by the individual acts of some persons, by collusion of two or more people or by an unauthorized override of the controls. Accordingly, because of the inherent limitations in our control system, misstatements or insufficient disclosures due to error or fraud may occur and not be detected.

Risks Related to Our Jurisdiction of Incorporation in Ireland

Irish law differs from the laws in effect in the U.S. and might afford less protection to the holders of our securities, and any actual or potential takeover offer for us will be subject to the Irish Takeover Rules.

Holders of our securities could have more difficulty protecting their interests than would the shareholders of a corporation incorporated in a jurisdiction of the U.S. As an Irish-incorporated company, we are governed by Irish law, including the Irish Companies Act 2014 and the Irish Takeover Rules, which differs in some significant, and possibly material, respects from provisions set forth in various U.S. state laws applicable to U.S. corporations and their shareholders, including provisions relating to interested directors, mergers and acquisitions, takeovers, shareholder lawsuits and indemnification of directors. The duties of directors and officers of an Irish company are generally owed to the company only. Therefore, under Irish law, shareholders of Irish companies do not generally have a right to commence a legal action against directors or officers and may only do so in limited circumstances. Directors of an Irish company must act with due care and skill, honestly and in good faith with a view to the best interests of the company. Directors must not put themselves in a position in which their duties to the company and their personal interests conflict and must disclose any personal interest in any contract or arrangement with the company or any of our subsidiaries. A director or officer can be held personally liable to the company in respect of a breach of duty to the company.

In addition, our Constitution provides that the Irish courts have exclusive jurisdiction to determine any and all derivative actions in which a holder of our ordinary shares asserts a claim in the name of the company, actions asserting a claim of breach of a fiduciary duty of any of the company’s directors and actions asserting a claim arising pursuant to any provision of Irish law or our Constitution. Under Irish law, the proper claimant for wrongs committed against a company, including by the company’s directors, is considered to be the company itself. Irish law permits a shareholder to initiate a lawsuit on behalf of a company such as us only in limited circumstances and requires court permission to do so, meaning there is limited ability for any potential shareholder to bring a claim directly to the Irish courts and the requirement for court permission may discourage potential shareholders from bringing a claim.

Our Constitution, however, also provides that unless we consent in writing to the selection of an alternative forum, the U.S. federal district courts of the U.S. shall be the sole and exclusive forum for resolving any dispute asserting a cause of action arising under the Securities Act of 1933, as amended (the “Securities Act”), and the

Exchange Act, or the respective rules and regulations promulgated thereunder. However, there is some uncertainty as to whether a court would enforce such a provision and, in any event, our shareholders will not be deemed to have waived our compliance with U.S. federal securities laws and the rules and regulations thereunder. Additionally, Section 22 of the Securities Act creates concurrent jurisdiction for U.S. federal and state courts over all suits brought to enforce any duty or liability created by the Securities Act or the rules and regulations thereunder. These provisions may limit, or increase the difficulty of, shareholders’ ability to bring a claim in a judicial forum that they find favorable for disputes with us or our directors and officers under the Securities Act and Exchange Act or may result in increased costs to bring a claim.

It may not be possible to enforce court judgments obtained in the U.S. against us in Ireland based on the civil liability provisions of U.S. federal or U.S. state securities laws. In addition, there is some uncertainty as to whether the courts of Ireland would recognize or enforce judgments of U.S. courts obtained against us or our directors or officers based on the civil liabilities provisions of U.S. federal or U.S. state securities laws or hear actions against us or those persons based on those laws. We have been advised that the U.S. currently does not have a treaty with Ireland providing for the reciprocal recognition and enforcement of judgments in civil and commercial matters. Therefore, a final judgment for the payment of money rendered by any U.S. federal or U.S. state court based on civil liability, whether or not based solely on U.S. federal or U.S. state securities laws, would not automatically be enforceable in Ireland.

In addition, any actual or potential takeover offer for our company will be subject to the Irish Takeover Rules. Under the Irish Takeover Rules, during the course of an offer or at any earlier time during which our board of directors has reason to believe that an offer for our company may be imminent, our board of directors will not be permitted to take any action, other than seeking alternative offers, which might frustrate the making of an offer for our ordinary shares unless we obtain approval from our shareholders or from the Irish Takeover Panel for such action. Potentially frustrating actions that are prohibited during the course of an offer, or at any earlier time during which our board of directors has reason to believe an offer is or may be imminent, include (i) the issuance of shares, options or convertible securities or the redemption or purchase of own shares, (ii) material acquisitions or disposals, (iii) entering into contracts other than in the ordinary course of business or (iv) any action, other than seeking alternative offers, which may result in frustration of an offer. Accordingly, if these restrictions become applicable to us, we may be unable to take, or may be delayed in taking, certain actions, in connection with a financing, commercial or strategic transaction or otherwise, that we believe are in the best interest of the company.

Transfers of our ordinary shares may be subject to Irish stamp duty.

Transfers of our ordinary shares effected by means of the transfer of book entry interests in the Depository Trust Company (“DTC”) will not be subject to Irish stamp duty. However, if you hold your ordinary shares directly, rather than beneficially through DTC, any transfer of your ordinary shares could be subject to Irish stamp duty (currently at the rate of 1% of the higher of the price paid or the market value of the shares acquired). Payment of Irish stamp duty is generally a legal obligation of the transferee.

We may, in our absolute discretion, pay (or cause one of our affiliates to pay) any stamp duty. Our Constitution provides that, in the event of any such payment, we (i) may seek reimbursement from the buyer, (ii) will have a lien against the shares acquired by such buyer and any dividends paid on such shares and (iii) may set-off the amount of the stamp duty against future dividends on such shares.

Our ability to obtain financing may be limited by the terms of our future financing arrangements and the provisions of Irish law.

Restrictions in future financing arrangements and mandatory provisions of Irish law may adversely affect our ability to obtain financing. Future debt agreements or other financing arrangements may include covenants that limit our ability to engage in specified transactions, including prohibiting us from incurring additional secured or unsecured debt, paying dividends or redeeming equity securities. In addition, Irish law requires that our directors must have specific authority from shareholders to allot and issue new shares generally, or to issue new shares for cash to new shareholders without offering such shares to existing shareholders pro-rata to their existing holdings (including, in each case, rights to subscribe for or otherwise acquire any shares), even where such shares form part of our authorized but unissued share capital. Irish law also provides that, in the event of an actual or potential takeover offer being made for us, various actions, including issuing shares, options or convertible securities, material acquisitions or disposals, entering into contracts other than in the ordinary course of business or any action, other than seeking alternative offers, may be prohibited unless approved by our shareholders or the Irish Takeover Panel. These restrictions may prevent or delay us from taking actions that we believe are in our best interest or from obtaining financing on favorable terms, in adequate amounts or at all, which may adversely impact our results of operations and financial condition.

There is no guarantee that we will seek or be able to create the distributable reserves needed to pay dividends.

While we currently do not intend for the foreseeable future to pay dividends, we may determine to pay dividends in the future, subject to applicable law. Under Irish law, dividends must be paid (and share repurchases must generally be funded) out of “distributable reserves,” which we do not have. However, we do have a significant amount of share premium. To create “distributable reserves,” we would need to undertake an Irish legal process pursuant to which we will convert up to our entire share premium account to “distributable reserves.” This process would require the approval of the High Court of Ireland and the approval of our shareholders. Although we do not currently plan to seek to create distributable reserves, if we later determine to do so, there can be no assurance that the High Court of Ireland would approve the creation of distributable reserves, as the issuance of the required order is a matter for the discretion of the High Court of Ireland, or that our shareholders would approve the creation of distributable reserves in the manner required. In the event that “distributable reserves” are not created, no distributions by way of dividends, share repurchases or otherwise will be permitted under Irish law until such time as we have created sufficient distributable reserves from our operating activities.

Irish law imposes restrictions on certain aspects of capital management.

Irish law allows our shareholders to pre-authorize shares to be issued by our board of directors without further shareholder approval for up to a maximum of five years. This authorization was contained in our Constitution at the time of the Distribution and will therefore lapse approximately five years after the Distribution unless renewed by shareholders and we cannot guarantee that such renewal will be approved. Additionally, subject to specified exceptions, including the opt-out that is included in our articles of association, Irish law grants statutory pre-emptive rights to existing shareholders to subscribe for new issuances of shares for cash. This opt-out also expires approximately five years after the Distribution unless renewed by further shareholder approval and we cannot guarantee that such renewal of the opt-out from pre-emptive rights will be approved. We cannot assure you that these Irish legal restrictions will not interfere with our capital management.

If a quorum is not present at a general meeting, decisions may be taken at an adjourned meeting by those shareholders in attendance, irrespective of their number.

Our Constitution provides that no business shall be transacted at any general meeting unless a quorum is present. Two or more shareholders present in person or by proxy holding not less than a majority of our issued and outstanding shares entitled to vote at the meeting in question constitute a quorum for such meeting. If a quorum is not present within an hour from the time appointed for the meeting, the meeting shall (i) if convened by the shareholders, be dissolved, and (ii) if otherwise convened, be adjourned for one week and held at the same time and place (or such other place as the board of directors determines). If a quorum is not present within an hour of the time appointed for the adjourned meeting, the shareholders present shall constitute a quorum.

Our Constitution provides that our board of directors or the chairperson of our board of directors may determine the manner in which the poll is to be taken at each meeting and the manner in which the votes are to be counted.

A poll in respect of the election of the chairperson or on a question of adjournment shall be taken immediately. A poll in respect of any other question shall be taken within 10 days from the date of the meeting at which the vote was taken, as the chairperson of the meeting directs. Any business other than that on which a poll has been demanded may proceed. No notice is required in respect of a poll not taken immediately. The result of the poll shall be deemed to be the resolution of the general meeting at which the poll was demanded. On a poll, a shareholder entitled to more than one vote need not use all their votes in the same way.

While there is no requirement for a poll to be conducted in writing under Irish law, it is standard practice that polling papers are provided by a company. The proxy form issued with notice of the general meeting may include the option to cast a vote on a poll. If supplied at the general meeting, polling papers are completed and put in a ballot box. The board of directors may also permit electronic or telephonic voting. If voting lists are used, generally three lists labeled “For,” “Against” and “Abstain” (or “Withheld”) are presented to the meeting and each shareholder signs the relevant list, and prints their name, whether they are voting as shareholder or proxy, and the number of votes cast.

General Risk Factors

Unfavorable global economic or political conditions could adversely affect our business, financial condition or results of operations.

Our results of operations could be adversely affected by general conditions in the global economy and in the global financial markets. For example, in 2008, the global financial crisis caused extreme volatility and disruptions in the capital and credit markets, and, in recent years, the COVID-19 pandemic has caused significant volatility and uncertainty in the U.S. and international markets. In addition, the current military conflicts between Russia and Ukraine and in the Middle East could disrupt or otherwise adversely impact our operations and those of third parties upon which we rely. Related sanctions, export controls or other actions that may be initiated by nations including the U.S., the EU or Russia (e.g., potential cyberattacks, disruption of energy flows, etc.), which could adversely affect our business and/or our supply chain, our CROs, third-party manufacturers and other third parties with which we conduct business. A severe or prolonged economic downturn, global conflict or political unrest could result in a variety of risks to our business, including weakened demand for our product candidates and our ability to raise additional capital when needed on acceptable terms, if at all. A weak or declining economy could also strain our suppliers, possibly resulting in supply disruption, or cause our customers to delay making payments for our services. Any of the foregoing could harm our business and we cannot anticipate all of the ways in which the current economic climate and financial market conditions could adversely impact our business.

Changes in tax law could adversely affect our business and financial condition.

The rules dealing with U.S. federal, state, and local income taxation are constantly under review by persons involved in the legislative process and by the IRS and the U.S. Department of Treasury. Changes to tax laws (which changes may have retroactive application) could adversely affect us or holders of our ordinary shares. In recent years, many such changes have been made and changes are likely to continue to occur in the future. It cannot be predicted whether, when, in what form or with what effective dates tax laws, regulations and rulings may be enacted, promulgated or issued, which could result in an increase in our or our shareholders’ tax liability or require changes in the manner in which we operate in order to minimize or mitigate any adverse effects of changes in tax law.

In addition, non-U.S. governments may enact tax laws in response to the changes in the rules dealing with U.S. federal, state and local income taxation or otherwise that could result in further changes to global taxation and materially affect our financial position and results of operations or holders of our ordinary shares. The uncertainty surrounding the effect of the reforms on our financial results and business or on holders of our ordinary shares could also weaken confidence among investors.

We have broad discretion regarding use of our cash, cash equivalents and marketable securities, and we may use them in ways that do not enhance our operating results or the market price of our ordinary shares.

Our management has broad discretion in the application of our cash, cash equivalents and marketable securities. We could utilize our cash, cash equivalents and marketable securities in ways our shareholders may not agree with or that do not yield a favorable return, if any, and our management might not apply our cash and cash equivalents in ways that ultimately increase the value of our shareholders’ investments. If we do not utilize our cash, cash equivalents and marketable securities in ways that enhance shareholder value, we may fail to achieve expected financial results, which could cause our share price to decline.

Item 5. Other Information.

Director and Officer Trading Arrangements

A portion of the compensation of our directors and officers (as defined in Rule 16a-1(f) under the Exchange Act) is in the form of equity awards and, from time to time, directors and officers may engage in open-market transactions with respect to the securities acquired pursuant to such equity awards or other of our securities, including to satisfy tax withholding obligations when equity awards vest or are exercised, and for diversification or other personal reasons.

Transactions in our securities by directors and officers are required to be made in accordance with our insider trading policy, which requires that the transactions be in accordance with applicable U.S. federal securities laws that prohibit trading while in possession of material nonpublic information. Rule 10b5-1 under the Exchange Act provides an affirmative defense that enables directors and officers to prearrange transactions in our securities in a manner that avoids concerns about initiating transactions while in possession of material nonpublic information.

None of our officers or directors adopted contracts, instructions, or written plans for the purchase or sale of our securities that were intended to satisfy the affirmative defense conditions of Rule 10b5-1(c) under the Exchange Act (each, a “Rule 10b5-1 Trading Arrangement”), modified or terminated a Rule 10b5-1 Trading Arrangement, or adopted, modified, or terminated a non-Rule 10b5-1 trading arrangement (as defined in Item 408(c) of Regulation S-K) during the three months ended March  31, 2025.

Item 6. Exhibits.

Exhibit Number	Description

31.1*	Certification of Principal Executive Officer Pursuant to Rules 13a-14(a) and 15d-14(a) under the Securities Exchange Act of 1934, as Adopted Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

31.2*	Certification of Principal Financial Officer Pursuant to Rules 13a-14(a) and 15d-14(a) under the Securities Exchange Act of 1934, as Adopted Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

32.1+	Certification of Principal Executive Officer Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

32.2+	Certification of Principal Financial Officer Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Exhibit Number	Description

101.INS	Inline XBRL Instance Document—the instance document does not appear in the Interactive Data File because XBRL tags are embedded within the Inline XBRL document.

101.SCH	Inline XBRL Taxonomy Extension Schema with Embedded Linkbase Documents

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Filed herewith.
+

The certifications furnished in Exhibit 32.1 and 32.2 that accompany this Quarterly Report on Form 10-Q are not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended. Such certifications are not to be deemed to be incorporated by reference into any filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the registrant specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Mural Oncology plc

Date: May 14, 2025	By:	/s/ Adam Cutler
Adam Cutler
Chief Financial Officer (Principal Financial and Accounting Officer)

Annex F

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 10-Q

(Mark One)

☒	QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the quarterly period ended June 30, 2025

OR

☐	TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the transition period from _________________ to _________________

Commission File Number: 001-41837

Mural Oncology plc

(Exact Name of Registrant as Specified in its Charter)

Ireland	98-1748617
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

10 Earlsfort Terrace Dublin 2, D02 T380, Ireland	Not Applicable
(Address of principal executive offices)	(Zip Code)

+353-1-905-8020

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, nominal value $0.01 per share	MURA	The Nasdaq Global Market

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes ☒ No ☐

Indicate by check mark whether the registrant has submitted electronically every Interactive Data File required to be submitted pursuant to Rule 405 of Regulation S-T (§232.405 of this chapter) during the preceding 12 months (or for such shorter period that the registrant was required to submit such files). Yes ☒ No ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, smaller reporting company, or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company,” and “emerging growth company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☐	Accelerated filer	☐

Non-accelerated filer	☒	Smaller reporting company	☒

		Emerging growth company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act). Yes ☐ No ☒

As of July 28, 2025, the registrant had 17,324,359 ordinary shares, nominal value $0.01 per share, outstanding.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This Quarterly Report on Form 10-Q includes forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act and Section 21E of the Securities Exchange Act of 1934, as amended, that involve substantial risks and uncertainties. All statements contained in this Quarterly Report, other than statements of historical facts, including statements about future events, future financial position, business strategy, budgets, projected costs, plans and objectives of management for future operations, are forward-looking statements that involve certain risks and uncertainties. Use of the words “may,” “will,” “would,” “could,” “should,” “believes,” “estimates,” “projects,” “potential,” “expects,” “plans,” “seeks,” “intends,” “evaluates,” “pursues,” “anticipates,” “continues,” “designs,” “impacts,” “affects,” “forecasts,” “target,” “outlook,” “initiative,” “objective,” “designed,” “priorities,” “goal” or the negative of those words or other similar expressions may identify forward-looking statements that represent our current judgment about possible future events, but the absence of these words does not necessarily mean that a statement is not forward-looking.

Forward-looking statements are based on our current expectations and assumptions regarding our business, the economy and other future conditions. Because forward-looking statements relate to the future, by their nature, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. As a result, our actual results may differ materially from those contemplated by the forward-looking statements. Forward-looking statements in this Quarterly Report include statements about, among other things:

•	the outcome of our exploration of strategic alternatives and our ability to consummate any such transaction;

•	our post-Separation (as defined below) relationships with Alkermes plc (the “Former Parent” or “Alkermes”), third parties, collaborators and our employees;

•	our ability to efficiently discover and develop product candidates;

•	our ability and the potential of third parties to successfully manufacture our drug substances and product candidates;

•	the ability and willingness of our third-party strategic collaborators to continue research and development activities relating to our development candidates;

•	our ability to obtain funding for our operations necessary to complete further development of our product candidates;

•	the safety profile and related adverse events of our product candidates;

•	the implementation of our business model, and strategic plans for our business and product candidates;

•	the scope of protection we are able to establish and maintain for intellectual property rights covering our product candidates;

•	estimates of our future expenses, revenue, capital requirements, and our needs for additional financing;

•

the potential benefits of strategic collaboration agreements, our ability to enter into strategic collaborations or arrangements, and our ability to attract collaborators with development, regulatory and commercialization expertise;

•	future agreements with third parties in connection with the commercialization of product candidates and any product, if approved;

•	our financial performance;

•	regulatory developments in the U.S. and relevant non-U.S. countries and the impact of U.S. and non-U.S. laws and regulations;

•	our ability to contract with third-party suppliers and manufacturers and their ability to perform adequately;

•	our ability to manufacture, or have manufactured, our products or product candidates;

•	the success of competing therapies that are or may become available;

•	our ability to attract and retain key management personnel;

•	potential indemnification liabilities that we may owe to the Former Parent following the separation of its oncology business, resulting in our being a standalone public company (the “Separation”);

•

the tax treatment of the Separation and the distribution of our ordinary shares to the Former Parent’s shareholders (the “Distribution”) and the limitations imposed on us under the tax matters agreement that we have entered into with the Former Parent;

•

the impact of global economic and political developments on our business, including rising inflation and interest rates, capital market disruptions, bank failures, government shutdowns, economic sanctions and economic slowdowns or recessions that may result from such developments which could harm our research and development efforts as well as the value of our ordinary shares and our ability to access capital markets; and

•	other risks and uncertainties, including those under the caption “Risk Factors.”

See Part II, Item 1A, “Risk Factors” for a further description of important factors that could cause actual results to differ materially from those in the forward-looking statements. Although we have attempted to identify important risk factors, there may be other risk factors not presently known to us or that we presently believe are not material that could cause actual results and developments to differ materially from those made in or suggested by the forward-looking statements contained in this Quarterly Report. If any of these risks materialize, or if any of the above assumptions underlying forward-looking statements prove incorrect, actual results and developments may differ materially from those made in or suggested by the forward-looking statements contained in this Quarterly Report. For the reasons described above, we caution you against relying on any forward-looking statements, which should also be read in conjunction with the other cautionary statements that are included elsewhere in this Quarterly Report and our other filings with the Securities and Exchange Commission. Any forward-looking statement made by us in this Quarterly Report speaks only as of the date thereof. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to publicly update or to revise any forward-looking statement, whether as a result of new information, future developments, or otherwise, except as may be required by law.

Throughout this Quarterly Report on Form 10-Q, unless the context requires otherwise, all references to “Mural,” “the Company,” “we,” “our,” “us” or similar terms refer to Mural Oncology plc, together with its consolidated subsidiaries.

SUMMARY OF THE MATERIAL RISKS ASSOCIATED WITH OUR BUSINESS

Our business is subject to a number of risks that, if realized, could materially affect our business, prospects, operating results and financial condition. These risks are discussed more fully in the “Risk Factors” section of this Quarterly Report. These risks include, but are not limited to, the following:

•

We may not be successful in identifying and implementing any strategic transaction and any strategic transactions that we may consummate in the future could have negative consequences. Even if we successfully consummate any transaction from our strategic evaluation, we may fail to realize all of the anticipated benefits of the transaction, those benefits may take longer to realize than expected, or we may encounter integration difficulties.

•

Our corporate restructuring and the associated headcount reduction may not result in anticipated savings, could result in total costs and expenses that are greater than expected and could disrupt our business.

•	Because we have a limited operating history as a standalone company, valuing our business and predicting our prospects is challenging.

•

Our business has incurred significant losses and we anticipate that we will continue to incur significant losses for the foreseeable future. We have no products approved for commercial sale and have not generated any revenue from product sales. We may never generate any revenue or become profitable or, if we achieve profitability, we may not be able to sustain it.

•

We will need to raise additional funding to advance our product candidates, which may not be available on acceptable terms, or at all. If we are unable to obtain additional funding when needed, we may have to delay or scale back some of our programs or grant rights to third parties to develop and market our product candidates.

•

If we are unable to successfully complete clinical development of, obtain regulatory approval for, or commercialize our product candidates, or if we experience delays in doing so, our business will be materially harmed.

•

Biopharmaceutical product development involves a lengthy and expensive process, with an uncertain outcome. We may incur additional unexpected costs or experience delays in completing, or ultimately be unable to complete, the development and commercialization of our product candidates.

•

Delays or difficulties in the enrollment of patients in any future clinical trials could cause our clinical development activities to be delayed or otherwise adversely affected, which could materially impact our business.

•

If our clinical trials fail to replicate positive results from earlier preclinical studies or clinical trials conducted by us or third parties, we may be unable to successfully develop, obtain regulatory approval for or commercialize our product candidates.

•

Side effects, serious adverse events, or other undesirable properties could arise from the use of our product candidates and, in turn, could delay or halt clinical trials, delay or prevent regulatory approval, result in a restrictive label for our products, if approved, or result in significant negative consequences following any marketing approval.

•	We may not be successful in our efforts to identify or discover additional product candidates.

•

The regulatory approval process for any future product candidates will be lengthy, time-consuming and inherently unpredictable and we may experience significant delays in the clinical development and regulatory approval, if any, of our product candidates.

•	Manufacturing of biological products is complex, and we may experience manufacturing problems that result in delays in our development or commercialization programs.

•	We face substantial competition, which may result in others discovering, developing or commercializing products before or more successfully than we do.

•

We could be unsuccessful in obtaining or maintaining adequate patent protection for one or more of our product candidates, or the scope of our patent protection could be insufficiently broad, which could result in competition and a decrease in the potential market share for our product candidates.

•

If the Separation and the Distribution from the Former Parent, in relevant part and together with certain related transactions, do not qualify as transactions that are tax-free for U.S. federal income tax purposes, certain U.S. subsidiaries of the Former Parent and the Former Parent’s shareholders could be subject to significant tax liabilities, and we could be required to indemnify the Former Parent or its subsidiaries for material taxes pursuant to indemnification obligations under the tax matters agreement which we entered into with the Former Parent in connection with the Separation.

•

We are an “emerging growth company” and a “smaller reporting company” and the reduced disclosure requirements applicable to emerging growth companies and smaller reporting companies may make our ordinary shares less attractive to investors.

•

The price of our ordinary shares is subject to volatility related or unrelated to our operations. An active trading market for our ordinary shares may not develop or be sustained and our shareholders may not be able to resell their ordinary shares.

•

We are incorporated under the laws of Ireland. Irish law differs from the laws in effect in the U.S. and might afford less protection to the holders of our securities, and any actual or potential takeover offer for us will be subject to the Irish Takeover Rules.

PART I—FINANCIAL INFORMATION

Item 1. Financial Statements.

Mural Oncology plc and Subsidiaries

Condensed Consolidated Balance Sheets

(Unaudited)

	June 30, 2025	December 31, 2024
	(in thousands)
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$77,094	$115,462
Marketable securities	—	28,923
Receivable from Former Parent	—	51
Prepaid expenses	1,521	7,676
Restricted cash	1,969	—
Other current assets	972	805

Total current assets	81,556	152,917

Property and equipment, net	1,638	7,715
Right-of-use assets	4,361	6,783
Restricted cash	—	1,969
Other assets	—	10

TOTAL ASSETS	$87,555	$169,394

LIABILITIES AND EQUITY
CURRENT LIABILITIES:
Accounts payable	$3,142	$2,056
Accrued expenses	20,224	18,534
Operating lease liabilities—short-term	5,007	5,560
Other current liabilities	45	45

Total current liabilities	28,418	26,195

Operating lease liabilities—long-term	166	2,462
Other liabilities	188	235

Total liabilities	28,772	28,892

Commitments and contingencies (Note 10)
Preferred shares, nominal value $0.01; 50,000,000 shares authorized at June 30, 2025 and December 31, 2024; no shares issued or outstanding at June 30, 2025 or December 31, 2024	—	—
Ordinary shares, nominal value $0.01; 450,000,000 ordinary shares authorized at June 30, 2025 and December 31, 2024; 17,274,537 and 17,095,371 shares issued and outstanding at June 30, 2025 and December 31, 2024, respectively	173	171
Additional paid-in capital	299,100	299,682
Unrealized gain on marketable securities	—	20
Accumulated deficit	(240,490)	(159,371)

Total equity	58,783	140,502

TOTAL LIABILITIES AND EQUITY	$87,555	$169,394

See accompanying notes to the unaudited condensed consolidated financial statements.

Mural Oncology plc and Subsidiaries

Condensed Consolidated Statements of Operations and Comprehensive Loss

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
	(in thousands except share and per share amounts)
Operating expenses
Research and development	$23,277	$27,544	$50,702	$54,412
General and administrative	8,079	6,733	15,038	13,898
Restructuring and impairment	17,486	—	17,486	—

Total operating expenses	48,842	34,277	83,226	68,310

Operating loss	(48,842)	(34,277)	(83,226)	(68,310)
Other income	860	2,713	2,107	5,829

Net loss	$(47,982)	$(31,564)	$(81,119)	$(62,481)

Other comprehensive (loss) gain:
Unrealized (loss) gain on marketable securities	$(1)	$20	$(20)	$(54)

Other comprehensive (loss) gain	(1)	20	(20)	(54)

Comprehensive loss	$(47,983)	$(31,544)	$(81,139)	$(62,535)

Net loss per ordinary share - basic and diluted	$(2.78)	$(1.86)	$(4.71)	$(3.71)

Weighted average ordinary shares outstanding - basic and diluted	17,271,518	16,924,842	17,220,447	16,859,250

See accompanying notes to the unaudited condensed consolidated financial statements.

Mural Oncology plc and Subsidiaries

Condensed Consolidated Statements of Equity (Deficit)

(Unaudited)

	Ordinary Shares
	Shares	Amount	Additional Paid in Capital	Accumulated Other Comprehensive (Loss)/Gain	Accumulated Deficit	Total Equity
	(in thousands, except share data)
Balance, December 31, 2024	17,095,371	$171	$299,682	$20	$(159,371)	$140,502
Issuance of ordinary shares under employee share plans	169,446	2	26	—	—	28
Share-based compensation expense	—	—	513	—	—	513
Unrealized loss on marketable securities	—	—	—	(19)	—	(19)
Net loss	—	—	—	—	(33,137)	(33,137)

Balance, March 31, 2025	17,264,817	$173	$300,221	$1	$(192,508)	$107,887
Issuance of ordinary shares under employee share plans	9,720			—	—	—
Share-based compensation expense	—	—	(1,121)	—	—	(1,121)
Unrealized loss on marketable securities	—	—	—	(1)	—	(1)
Net loss	—	—	—	—	(47,982)	(47,982)

Balance, June 30, 2025	17,274,537	$173	$299,100	$—	$(240,490)	$58,783

	Ordinary Shares
	Shares	Amount	Additional Paid in Capital	Accumulated Other Comprehensive (Loss)/Gain	Accumulated Deficit	Total Equity
	(in thousands, except share data)
Balance, December 31, 2023	16,689,740	$167	$294,507	$—	$(30,857)	$263,817
Issuance of ordinary shares under employee share plans	232,810	2	(2)	—	—	—
Share-based compensation expense	—	—	2,101	—	—	2,101
Unrealized loss on marketable securities	—	—	—	(74)	—	(74)
Net loss	—	—	—	—	(30,917)	(30,917)

Balance, March 31, 2024	16,922,550	$169	$296,606	$(74)	$(61,774)	$234,927
Issuance of ordinary shares under employee share plans	4,560	—	—	—	—	—
Share-based compensation expense	—	—	1,190	—	—	1,190
Unrealized gain on marketable securities	—	—	—	20	—	20
Net loss	—	—	—	—	(31,564)	(31,564)

Balance, June 30, 2024	16,927,110	$169	$297,796	$(54)	$(93,338)	$204,573

See accompanying notes to the unaudited condensed consolidated financial statements.

Mural Oncology plc and Subsidiaries

Condensed Consolidated Statements of Cash Flows

(Unaudited)

	Six Months Ended June 30,
	2025	2024
	(in thousands)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(81,119)	$(62,481)
Adjustments to reconcile net loss to cash flows from operating activities:
Depreciation	1,991	1,745
Impairment on lab equipment held-for-sale	2,975	—
Write-off of prepaid expenses related to program terminations	2,549	—
Share-based compensation expense	(608)	3,389
Amortization of discount on marketable securities	(97)	(2,369)
Changes in assets and liabilities:
Receivable from Former Parent	51	4,543
Prepaid expenses	3,606	(6,572)
Other current assets	283	159
Right-of-use assets	2,422	2,621
Other assets	10	(61)
Accounts payable and accrued expenses	2,672	(3,742)
Operating lease liabilities	(2,849)	(3,929)
Other liabilities	(47)	—

Cash flows used in operating activities	(68,161)	(66,697)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of marketable securities	—	(143,802)
Sales and maturities of marketable securities	29,000	63,000
Proceeds from sale of property and equipment	780	—
Additions of property and equipment	(15)	(55)

Cash flows provided by (used in) investing activities	29,765	(80,857)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from issuance of ordinary shares under employee share plans	28	—

Cash flows provided by financing activities	28	—

Net decrease in cash, cash equivalents and restricted cash	(38,368)	(147,554)
Cash, cash equivalents and restricted cash—beginning of period	117,431	271,110

Cash, cash equivalents and restricted cash—end of period	$79,063	$123,556

RECONCILIATION OF BALANCE SHEET TO STATEMENT OF CASH FLOWS:
Cash and cash equivalents	$77,094	$121,587
Restricted cash, current	$1,969	$—
Restricted cash, noncurrent	—	1,969

Total cash, cash equivalents and restricted cash as shown in the statement of cash flows	$79,063	$123,556

See accompanying notes to the unaudited condensed consolidated financial statements.

Mural Oncology plc and Subsidiaries

Notes to Condensed Consolidated Financial Statements

(Unaudited)

1. Organization and Description of Business

Mural Oncology plc, an Irish public limited company, and its consolidated subsidiaries (“Mural” or the “Company”) is an oncology company that has focused on discovering and developing immunotherapies that may meaningfully improve the lives of patients with cancer. By leveraging its core competencies in immune cell modulation and protein engineering, the Company developed a portfolio of investigational cytokine therapies designed to address areas of unmet need for patients with a variety of cancers.

On March 25, 2025, the Company announced that, based on the interim analysis of results, its Phase 3 ARTISTRY-7 trial of nemvaleukin alfa (“nemvaleukin”) in combination with pembrolizumab did not achieve its primary endpoint of a statistically significant improvement in overall survival versus investigator’s choice chemotherapy. The Company also announced that ARTISTRY-7 would not continue to final analysis and the Company would cease development of nemvaleukin for platinum resistant ovarian cancer (“PROC”). On April 15, 2025, the Company announced that following review of data from its Phase 2 ARTISTRY-6 trial of nemvaleukin in mucosal and cutaneous melanoma and the previously announced results from the ARTISTRY-7 trial, the Company was discontinuing all clinical development of nemvaleukin and immediately commenced an exploration of strategic alternatives focused on maximizing shareholder value. On June 3, 2025, the Company ceased all remaining development activities on its preclinical programs. See Note 11, Restructuring, for additional information.

The Company was established as a shelf company in May 2017 as a private company limited by shares and was de-shelved in 2023 in connection with the Separation. In August 2023, the legal status of the Company under Irish law was altered to that of a public limited company.

The Company is subject to risks and uncertainties common to early-stage companies in the biotechnology industry. There can be no assurance that the Company’s research and development (“R&D”) will be successfully completed, that any products developed will obtain necessary government regulatory approval or that any products, if approved, will be commercially viable. The Company operates in an environment of rapid technological innovation and substantial competition from pharmaceutical and biotechnological companies. In addition, the Company is dependent upon the services of its employees, consultants and service providers. Even if the Company’s product development efforts are successful, it is uncertain when, if ever, the Company will realize significant product revenue from product sales.

The Separation

On November 2, 2022, Alkermes plc, an Irish public limited company, and its consolidated subsidiaries’ (the “Former Parent” or “Alkermes”) announced its intent, as approved by its board of directors, to explore the separation of the Former Parent’s oncology business from the Former Parent’s neuroscience business on November 15, 2023 (the “Separation”) and the creation of the Company, as a result of the Distribution (as defined below), as an independent, publicly traded company, which holds the assets, liabilities, and operations associated with the oncology business.

In connection with the Separation, on November 13, 2023, the Company entered into certain agreements with the Former Parent to provide a framework for the Company’s relationship with the Former Parent following the Separation. These agreements include:

•	a separation agreement;

•	a tax matters agreement;

•	an employee matters agreement;

•	a lease assumption agreement; and

•	transition services agreements.

The separation agreement sets forth the Company’s agreements with the Former Parent regarding the principal actions to be taken by the Company and the Former Parent in connection with the Separation, including those related to the distribution of the Company’s ordinary shares to the Former Parent’s shareholders (the “Distribution”). The separation agreement identifies the assets transferred to, liabilities assumed by and contracts assigned to the Company, including the Winter Street Lease (as defined in Note 7, Leases), as part of the Separation, and provides for when and how such transfers, assumptions and assignments occurred. Under the terms of the separation agreement, the Former Parent granted the Company a perpetual, worldwide, non-exclusive, royalty-free, fully paid-up license (or, as the case may be, sublicense) to any intellectual property controlled by the Former Parent as of the date of the Distribution, allowing the Company to use such intellectual property for the oncology business, and the Company granted the Former Parent a perpetual, worldwide, non-exclusive, royalty-free, fully paid-up license (or, as the case may be, sublicense) to intellectual property transferred to the Company as part of the Separation for the Former Parent’s use outside of the oncology business. Each of the Company and the Former Parent agreed to releases with respect to pre-Distribution claims, and cross-indemnities with respect to post-Distribution claims, that are principally designed to place financial responsibility for the obligations and liabilities allocated to the Company under the separation agreement with the Company, and financial responsibility for the obligations and liabilities allocated to the Former Parent under the separation agreement with the Former Parent.

The tax matters agreement governs the Company’s and the Former Parent’s respective rights, responsibilities, and obligations with respect to taxes (including taxes arising in the ordinary course of business and incurred as a result of any failure of the Distribution, together with certain related transactions, to qualify as tax-free for U.S. federal income tax purposes), tax attributes, the preparation and filing of tax returns, the control of audits and other tax proceedings, and assistance and cooperation in respect to tax matters.

The employee matters agreement, as amended in December 2023, governs the Company’s and the Former Parent’s rights, responsibilities, and obligations after the Separation with respect to employment, benefits and compensation matters relating to employees and former employees (and their respective dependents and beneficiaries) who are or were associated with the Former Parent, including those who became employees of the Company in connection with the Separation. The employee matters agreement also specifies the allocation of assets and liabilities generally relating to employees, employment or service-related matters and employee benefit plans; other human resources, employment and employee benefits matters; and the treatment of equity-based awards granted by the Former Parent prior to the Separation to employees who became employees of the Company in connection with the Separation.

Under the terms of the lease assumption agreement, the Company assumed all of the Former Parent’s obligations under the Winter Street Lease.

The Company and the Former Parent entered into two transition services agreements, pursuant to one of which (the “Alkermes Services Agreement”) the Former Parent and its subsidiaries agreed to provide, on an interim, transitional basis, various services to the Company, and the second of which (the “Mural Services Agreement”) the Company and its subsidiaries agreed to provide certain services to the Former Parent, in each case for a term of two years following the Separation, unless earlier terminated in accordance with the terms of the applicable agreement. The Alkermes Services Agreement terminated on March 31, 2025, upon completion of all services to be provided pursuant to this agreement. The Mural Services Agreement terminated on January 31, 2024, upon completion of all services to be provided pursuant to this agreement.

On November 14, 2023, in connection with the Separation, the Company received a cash contribution of $275.0 million from the Former Parent.

The Former Parent effected the Separation through the Distribution on November 15, 2023. Liabilities incurred prior to the Separation remained obligations of the Former Parent unless otherwise specified in the agreements entered into between the Company and the Former Parent. On the effective date of the Distribution, each Alkermes shareholder received one ordinary share of the Company for every ten ordinary shares of Alkermes held as of the close of business on November 6, 2023, the record date for the Distribution. Registered shareholders received cash in lieu of any fractional ordinary shares of the Company that they would have received as a result of the application of the distribution ratio. As a result of the Separation and the Distribution, the Company operates as an independent, publicly traded company and commenced trading under the symbol “MURA” on the Nasdaq Global Market on November 16, 2023.

Liquidity and Going Concern

The Company has the responsibility to evaluate whether conditions and/or events raise substantial doubt about its ability to meet its future financial obligations as they become due within one year after the date that the financial statements are issued.

Since its inception, the Company has generated operating losses and negative cash flows from operations and expects to continue to incur operating losses and negative cash flows for the foreseeable future. To date, the Company has funded its operations and capital needs through the funding received from the Former Parent through the date of the Separation, including the cash contribution of $275.0 million received from the Former Parent in the fourth quarter of 2023, at the time of the Separation. The Company’s ability to continue development of its product candidates is dependent on its ability to raise additional funding. The Company’s existing cash and cash equivalents of $77.1 million as of June 30, 2025 will not be sufficient to fund continued development of its product candidates and at the same time meet its existing obligations.

In the first quarter of 2025, the Company announced that it would cease development of nemvaleukin for PROC following a review of the interim analysis of the data from its ARTISTRY-7 trial. In the second quarter of 2025, the Company further announced that it would cease all remaining clinical development of nemvaleukin, that it was reducing the Company’s workforce by approximately 90%, and that it would immediately commence the exploration of strategic alternatives focused on maximizing shareholder value. As of June 30, 2025, the Company does not have a strategic alternative under development. See Note 11, Restructuring, for additional information.

The strategic alternatives being explored include, but are not limited to, an offer for acquisition of the Company, merger, business combination, or other transaction. While the Company has not set a timetable for completion of this process, further updates and developments will be disclosed as appropriate or where necessary under regulatory requirements. There can be no assurance that the exploration of strategic alternatives will result in the Company pursuing a transaction or that any acquisition or other transaction involving the Company will be completed, nor as to the terms on which any acquisition or other transaction will occur, if at all.

For the four-year period beginning two years before and ending two years after the Distribution, the Company is prohibited under the tax matters agreement with the Former Parent from taking or failing to take actions that would prevent the Separation and the Distribution, in relevant part and together with certain related transactions, from qualifying as transactions that are tax-free for U.S. federal income tax purposes under Sections 355 and 368(a)(1)(D) of the Internal Revenue Code of 1986, as amended (the “Code”), which may limit for a period of time its ability to pursue certain strategic transactions, equity issuances or repurchases or other transactions.

Although following discontinuation of the clinical development of nemvaleukin and the related reduction in force, the Company will have sufficient cash to fund its operations for the next twelve months from the date this Quarterly Report is issued, there can be no assurance that a strategic transaction will be completed and the Company’s board of directors may decide to pursue a dissolution and liquidation of the Company, amongst other alternatives. Due to the inherent uncertainty in the timing and cost of potential strategic alternatives, including impact on its cash consumption, the Company has concluded that as of the date of this Quarterly Report there is substantial doubt about its ability to continue as a going concern. If the Company is unable to raise additional funds when needed or enter into a transaction, the Company may be required to delay, limit, reduce or terminate its strategic process.

The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and satisfaction of liabilities in the ordinary course of business. The condensed consolidated financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or the amounts and classifications that may result from the outcome of the uncertainties described above.

2. Basis of Presentation and Summary of Significant Accounting Policies

Basis of Presentation

The accompanying unaudited condensed consolidated financial statements include the accounts of Mural Oncology plc and its wholly-owned subsidiaries. The unaudited condensed consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). All intercompany transactions and accounts within the Company have been eliminated.

Unaudited Interim Financial Information

The accompanying condensed consolidated financial statements of the Company for the three and six months ended June 30, 2025 and 2024 are unaudited and have been prepared on a basis substantially consistent with the audited financial statements for the year ended December 31, 2024. The year-end condensed consolidated balance sheet data, which are presented for comparative purposes, were derived from audited financial statements but do not include all disclosures required by GAAP. In the opinion of management, the condensed consolidated financial statements include all adjustments of a normal recurring nature that are necessary to state fairly the results of operations for the reported periods. The financial data and other information disclosed in these notes related to the three and six months ended June 30, 2025 and 2024 are also unaudited.

Certain information and footnote disclosures normally included in financial statements prepared in accordance with GAAP have been condensed or omitted pursuant to the rules and regulations of the Securities and Exchange Commission for interim financial statements. These unaudited interim condensed consolidated financial statements should be read in conjunction with the audited annual consolidated financial statements as of and for the year ended December 31, 2024 and the notes thereto, which are included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 (the “Annual Report on Form 10-K”). The results for the three and six months ended June 30, 2025 are not necessarily indicative of results to be expected for the year ending December 31, 2025, any other interim periods, or any future year or period.

Use of Estimates

The preparation of the Company’s unaudited condensed consolidated financial statements in accordance with GAAP requires the Company to make estimates, judgments and assumptions that may affect the reported amounts of assets, liabilities and expenses and the related disclosure of contingent assets and liabilities. On an ongoing basis, the Company evaluates its estimates and judgments and methodologies including, but not limited to, those related to allocation of corporate expenses, accrued research and development expenses, the impairment of long-lived assets, measurement of share-based compensation, leases, and income taxes including the valuation allowance for deferred tax assets. The Company bases its estimates on historical experience, known trends and events, and various other factors that are believed to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities that are not readily apparent from other sources. Actual results may differ from these estimates under different assumptions or conditions.

Significant Accounting Policies

The significant accounting policies used in preparation of these unaudited condensed consolidated financial statements as of and for the three and six months ended June 30, 2025 and 2024 are consistent with those discussed herein and in Note 2, Basis of Presentation and Summary of Significant Accounting Policies, in the “Notes to Consolidated Financial Statements” accompanying the Company’s Annual Report on Form 10-K.

Recently Issued Accounting Pronouncements

From time to time, new accounting pronouncements are issued by the Financial Accounting Standards Board (the “FASB”) or other standard-setting bodies that are adopted by the Company as of the specified effective date. Unless otherwise discussed, the Company believes that the impact of recently issued standards that are not yet effective will not have a material impact on its financial position or results of operations upon adoption.

In December 2023, the FASB issued ASU No. 2023-09, Income Taxes (Topic 740): Improvements to Income Tax Disclosures (“ASU 2023-09”). ASU 2023-09 requires public entities to provide enhanced disclosure of specific categories of reconciling items included in the rate reconciliation; disclosure of the nature, effect and underlying causes of each reconciling item in the rate reconciliation and the judgment used in the categorization of such items; and enhanced disclosures for income taxes paid. The amendments in this ASU are effective for fiscal years beginning after December 15, 2024, with early adoption permitted. The Company is evaluating the impact of the adoption of ASU 2023-09 on its consolidated financial statements and disclosures.

In November 2024, the FASB issued ASU No. 2024-03, Income Statement – Reporting Comprehensive Income – Expense Disaggregation Disclosures (Subtopic 220-40): Disaggregation of Income Statement Expenses (“ASU 2024-03”). ASU 2024-03 requires public entities to disaggregate certain costs and expenses, including disclosure of the amounts of (a) purchases of inventory, (b) employee compensation, (c) depreciation, (d) intangible asset amortization, and (e) depreciation, depletion, and amortization recognized as part of oil and gas-producing activities included in each relevant expense caption; inclusion of certain amounts already required to be disclosed in the same disclosure; qualitative description of amounts not disaggregated; and a disclosure of the total amount of selling expenses along with the entity’s definition of selling expenses. The amendments in this ASU are effective for fiscal years beginning after December 15, 2026 and interim reporting periods beginning after December 15, 2027, with early adoption permitted. The Company is evaluating the impact of the adoption of ASU 2024-03 on its consolidated financial statements and disclosures.

3. Cash, Cash Equivalents and Marketable Securities

As of June 30, 2025 and December 31, 2024, the Company had cash and cash equivalents of $77.1 million and $115.5 million, respectively. Additionally, as of December 31, 2024, the Company had marketable securities of $28.9 million. The Company had a restricted cash balance of $2.0 million as of June 30, 2025 and December 31, 2024, which was restricted for a letter of credit and for use pertaining to corporate credit cards. See Note 7, Leases, for additional information regarding the letter of credit.

Cash and cash equivalents are carried at cost, which approximates fair market value. Marketable securities are classified as available for sale and are recorded at fair value with the related unrealized gains and losses included in accumulated other comprehensive gain (loss), a component of equity. All of the realized gains and losses on the sale of these marketable securities are determined using the specific identification method. There were no realized gains or losses as of June 30, 2025 or December 31, 2024. Aggregated by investment category, there were no marketable securities in an unrealized loss position as of June 30, 2025 or December 31, 2024.

Marketable securities, all of which had maturities of less than one year, consisted of the following:

	December 31, 2024
(in thousands)	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
Marketable securities:
U.S. government agency and treasury securities	$28,903	$20	$—	$28,923

Total marketable securities	$28,903	$20	$—	$28,923

4. Fair Value

The following tables present information about the Company’s financial assets measured and recognized at fair value on a recurring basis classified under the appropriate level of the fair value hierarchy as of June 30, 2025 and December 31, 2024. The Company’s marketable securities classified as Level 2 within the fair value hierarchy were initially valued at the transaction price and subsequently valued, at the end of each reporting period, utilizing market-observable data. The Company validated the prices developed using the market-observable data by obtaining market values from other pricing sources and confirming that the relevant markets were active. The fair value of these financial assets was determined based on three levels of input as follows:

•	Level 1 - Quoted prices in active markets for identical assets;

•	Level 2 - Observable inputs other than quoted prices in active markets; and

•	Level 3 - Unobservable inputs.

(in thousands)	June 30, 2025	Level 1	Level 2	Level 3
Assets:
Cash equivalents	$76,739	$76,739	$—	$—

Total	$76,739	$76,739	$—	$—

(in thousands)	December 31, 2024	Level 1	Level 2	Level 3
Assets:
Cash equivalents	$114,944	$114,944	$—	$—
Marketable securities:
U.S. government agency and treasury securities	28,923	—	28,923	—

Total	$143,867	$114,944	$28,923	$—

The Company initiated and completed a reduction-in-force during the second quarter of 2025 and initiated a plan to sell certain equipment related to the Company’s internal research and process development operations. These assets were treated as held-for-sale assets and written-down to their fair value less costs to sell. The fair value of these assets was measured using market data including offers to purchase these assets or like assets. The Company recognized a $3.0 million impairment during the three and six months ended June 30, 2025. All held-for-sale assets were sold during the second quarter of 2025.

5. Property and Equipment, Net

Property and equipment, net consisted of the following:

(in thousands)	June 30, 2025	December 31, 2024
Furniture, fixtures and equipment	$10,690	$21,513
Leasehold improvements	23,228	23,228

Subtotal	33,918	44,741
Less: accumulated depreciation	(32,280)	(37,026)

Total property and equipment, net	$1,638	$7,715

Depreciation expense was $1.1 million and $2.0 million for the three and six months ended June 30, 2025, respectively, and $0.9 million and $1.7 million for the three and six months ended June 30, 2024, respectively.

6. Accrued Expenses

Accrued expenses consisted of the following:

(in thousands)	June 30, 2025	December 31, 2024
Accrued external research and development services	$7,358	$9,332
Accrued restructuring	7,292	—
Accrued compensation	4,711	8,111
Accrued general and administrative	863	1,026
Accrued other	—	65

Total accrued expenses	$20,224	$18,534

7. Leases

The Company’s only lease as of June 30, 2025 and December 31, 2024 was an operating lease for approximately 180,000 square feet of corporate office space, administrative areas and laboratories at 850 and 852 Winter Street in Waltham, Massachusetts, which includes 34,000 square feet of laboratory space (as amended, the “Winter Street Lease”). Under the terms of the Winter Street Lease, the Company also has the ability to sub-lease its corporate office and laboratory space. The original lease commenced in 2010 and was extended, at the Former Parent’s option, for approximately five years in 2020. The lease extension commenced in March 2021 for approximately 163,000 square feet of space and in September 2021 for the remaining approximately 17,000 square feet of space. The Winter Street Lease expires in 2026 and includes a tenant option to extend the term of the lease for an additional five-year period, which the Company is not reasonably certain to exercise.

The Winter Street Lease was assigned to the Company in connection with the Separation and is used solely for operations of the Company. The Former Parent has been primarily obligated to the landlord for the Winter Street Lease, and, following the Separation, the Former Parent is jointly and severally liable with the Company for, and continues to guarantee, all obligations under the Winter Street Lease. As of December 31, 2023, the Former Parent was the applicant with respect to a letter of credit security deposit that secured the obligations of the tenant under the Winter Street Lease. The Former Parent maintained a $1.9 million collateralized letter of credit (the “Former Parent Letter of Credit”) related to such security deposit as of December 31, 2023. On January 3, 2024, the Company entered into a $1.7 million collateralized letter of credit that secures the obligations of the tenant under the Winter Street Lease. This letter of credit replaced the $1.9 million Former Parent Letter of Credit.

On August 16, 2024, the Company entered into a sub-lease pursuant to which the Company sub-leased to a third party approximately 5,155 square feet of office space and approximately 3,739 square feet of laboratory space that the Company leases under the Winter Street Lease and the Company also entered into a separate sub-lease pursuant to which the Company sub-leased to another third party (both sub-lessees together, the “August Sub-lessees”) approximately 3,387 square feet of office space and approximately 2,690 square feet of laboratory space that the Company leases under the Winter Street Lease (both sub-leases together, the “August Sub-leases”). The August Sub-leases commenced on August 20, 2024 and are expected to terminate on April 18, 2026. Under the August Sub-leases, the August Sub-lessees will pay to the Company a total annualized fixed base rent of $0.5 million beginning 30 days after the commencement date of the August Sub-leases, as well as compensate the Company for the August Sub-lessees’ proportionate share of operating and other expenses related to the August Sub-leases. The August Sub-lessees’ base rent and proportionate share of operating and other expenses are included as contra-expense in the Company’s unaudited condensed consolidated statements of operations and comprehensive loss.

On October 10, 2024, the Company entered into a sub-lease (the “October Sub-lease”) pursuant to which the Company sub-leased to an additional third party (the “October Sub-lessee”) approximately 30,102 square feet of office space that the Company leases under the Winter Street Lease. Under the October Sub-lease, the October Sub-lessee will pay the Company an annualized fixed base rent of $0.7 million beginning on January 1, 2025, as well as compensate the Company for a proportionate share of operating and other expenses related to the October Sub-lease beginning with the commencement date of the October Sub-lease. The October Sub-lease commenced on November 1, 2024 and is expected to terminate on April 30, 2026.

As of the six months ended June 30, 2025 and 2024, the incremental borrowing rate for the Winter Street Lease was 3.52%. As of June 30, 2025, the remaining term for the Winter Street Lease was 1.3 years. Cash paid for amounts included in the measurement of lease liabilities is included within cash flows from operating activities. During the three and six months ended June 30, 2025, cash paid by the Company for amounts included for the measurement of lease liabilities was $1.7 million and $3.3 million. During the three and six months ended June 30, 2024, cash paid by the Company for amounts previously included in the measurement of lease liabilities was $1.6 million and $3.2 million, respectively.

The following table summarizes the effect of lease costs in the Company’s unaudited condensed consolidated statements of operations and comprehensive loss:

	Three Months Ended June 30,		Six Months Ended June 30,
(in thousands)	2025	2024	2025	2024
Operating lease cost	$1,276	$1,406	$2,555	$2,813
Variable lease cost	724	1,064	1,314	2,299

Total lease cost	$2,000	$2,470	$3,869	$5,112

Future lease payments under non-cancelable leases as of June 30, 2025 consisted of the following:

(in thousands)	June 30, 2025
Remainder of 2025	$2,788
2026	2,484

Total operating lease payments	$5,272

Less: imputed interest	(99)

Total operating lease liabilities	$5,173

8. Equity

At-the-Market Offering

On March 11, 2025, the Company entered into an Open Market Sale Agreement (the “Sale Agreement”) with Jefferies LLC (“Jefferies”), pursuant to which the Company may offer and sell, from time to time at its sole discretion, ordinary shares having an aggregate offering price of up to $75.0 million in an “at-the-market” offering (the “ATM Offering”) through Jefferies as sales agent. The Company has no obligation to sell any shares under the Sale Agreement. The Company agreed to pay Jefferies aggregate compensation for its services of three percent of the gross sales price per share sold under the Sale Agreement. No shares have been issued or sold under the ATM Offering through June 30, 2025.

2023 Stock Option and Incentive Plan

The Company’s 2023 Stock Option and Incentive Plan (the “2023 Plan”), which became effective on October 30, 2023, provides for the grant of up to 5,854,768 of the Company’s ordinary shares. The 2023 Plan allows the Company to make equity-based and cash-based incentive awards such as stock options, share appreciation rights, Restricted Share Units (“RSUs”), restricted share awards, unrestricted share awards, cash-based awards, and dividend equivalent rights to officers, employees, non-employee directors, and consultants, subject to the provisions of the 2023 Plan.

The 2023 Plan provides that the number of shares reserved and available for issuance under the 2023 Plan will be automatically increased on January 1, 2025, and each January 1 thereafter, in an amount equal to (i) 5% of the outstanding number of the Company’s ordinary shares on the immediately preceding December 31, or (ii) such lesser number of shares as determined by the 2023 Plan Administrator. The ordinary shares underlying any awards under the 2023 Plan that are forfeited, cancelled or held back upon exercise of settlement of an award to satisfy the exercise price or any tax withholding obligation, or are otherwise terminated or forfeited (other than by exercise) will be added back to the ordinary shares available for issuance under the 2023 Plan. At June 30, 2025, 1,650,309 ordinary shares were reserved and available for issuance under the 2023 Plan.

2023 Employee Stock Purchase Plan

The Company’s 2023 Employee Stock Purchase Plan (the “ESPP”) became effective on October 30, 2023. The ESPP reserves and authorizes the issuance of up to a total of 200,000 of the Company’s ordinary shares to participating employees. The ESPP provides that the number of shares reserved and available for issuance will automatically increase on January 1, 2025 and each January 1 thereafter through January 1, 2034, by the least of (i) 100,000 ordinary shares, (ii) 1% of the outstanding number of ordinary shares on the immediately preceding December 31, or (iii) such lesser number of ordinary shares as determined by the administrator of the ESPP.

2024 Inducement Stock Option and Incentive Plan

The Company’s 2024 Inducement Stock Option and Incentive Plan (the “2024 Plan”), which became effective on January 12, 2024, provides for the grant of up to 300,000 of the Company’s ordinary shares. The 2024 Plan allows the Company to make equity-based incentive awards such as non-qualified stock options, share appreciation rights, RSUs, restricted share awards, unrestricted share awards, and dividend equivalent rights to persons who (a) were not previously an employee or director of the Company or (b) are commencing employment with the Company following a bona fide period of non-employment with the Company, in either case as an inducement material to the individual’s entering into employment with the Company and in accordance with the requirements of Nasdaq Stock Market Rule 5635(c)(4), subject to the provisions of the 2024 Plan.

The ordinary shares underlying any awards under the 2024 Plan that are forfeited, cancelled or held back upon exercise of settlement of an award to satisfy the exercise price or any tax withholding obligation, or are otherwise terminated or forfeited (other than by exercise) will be added back to the ordinary shares available for issuance under the 2024 Plan. At June 30, 2025, 170,234 ordinary shares were reserved and available for issuance under the 2024 Plan.

Converted Awards

On November 13, 2023, the Company entered into the employee matters agreement with the Former Parent under which the Company agreed to convert all outstanding Former Parent stock options and RSUs held by the Company’s employees under the Former Parent’s share-based compensation plans into the Company stock options and RSUs under the 2023 Plan in accordance with the conversion ratio set forth in the agreement. On December 14, 2023, the Former Parent and the Company amended the employee matters agreement to adjust the conversion ratio used to calculate the number of the Company’s RSUs issuable to each employee in exchange for each RSU of Alkermes. All outstanding equity awards held by the Company’s employees were converted and issued under the 2023 Plan in December 2023 in accordance with the amended employee matters agreement. Except for the number of underlying shares and the exercise price of the stock options, the converted awards retain substantially the same terms and conditions of the original awards, including their term and vesting conditions.

Stock Plan Activity

The following average assumptions were used to estimate the fair value of stock options granted by the Company during the six months ended June 30, 2025 using the Black-Scholes option pricing model:

	Six Months Ended June 30, 2025	Six Months Ended June 30, 2024
Risk-free interest rate	4.1% - 4.5%	4.1% - 4.6%
Dividend rate	0%	0%
Expected volatility	79% - 100%	84% - 87%
Expected life (years)	2.0 - 8.0	2.0 - 6.2

A summary of stock option activity under the 2023 Plan and the 2024 Plan for the six months ended June 30, 2025 is as follows:

	Number of Options	Weighted-Average Exercise Price
Options outstanding at December 31, 2024	2,861,654	$4.54
Granted	952,791	$3.36
Cancelled/forfeited	(740,459)	$3.92
Exercised	(7,839)	$3.59

Options outstanding at June 30, 2025	3,066,147	$4.32

Options exercisable at June 30, 2025	1,698,025	$4.56

The weighted average grant date fair value of stock options granted during the six months ended June 30, 2025 and 2024 was $2.60 and $3.76 respectively.

At June 30, 2025, there were 1.9 million stock options vested or expected to vest, with a weighted average exercise price of $4.55 per share, a weighted average contractual remaining life of 2.7 years and no aggregate intrinsic value. At June 30, 2025, there was also no aggregate intrinsic value of stock options exercisable with a weighted average remaining contractual term of 2.1 years. The number of stock options expected to vest was determined by applying the pre-vesting forfeiture rate to the total number of outstanding options. The intrinsic value of a stock option is the amount by which the market value of the underlying shares exceeds the exercise price of the stock option.

At June 30, 2025, there was $0.2 million of unrecognized share-based compensation expense related to unvested stock options, which is expected to be recognized over a weighted average period of 1.5 years.

A summary of RSU activity under the 2023 Plan and the 2024 Plan for the six months ended June 30, 2025 is as follows:

	Number of Shares	Weighted-Average Grant Date Fair Value Per Share
Unvested outstanding at December 31, 2024	835,453	$4.54
Granted	458,044	$4.65
Vested	(171,327)	$4.62
Cancelled/forfeited	(438,889)	$4.03

Unvested outstanding at June 30, 2025	683,281	$4.92

The weighted average grant date fair value of RSUs granted during the three months ended June 30, 2025 and 2024 was $1.24 and $4.24, respectively. At June 30, 2025, there was $0.1 million of unrecognized share-based compensation expense related to unvested RSUs, which will be recognized over a weighted average remaining contractual term of 1.6 years.

The Company recorded a credit to share-based compensation expense, net of current period expense, of $1.1 million, as a result of current period pre-vesting forfeitures and expected pre-vesting forfeitures in future periods following a reduction-in-force. Refer to Footnote 11, Restructuring and Impairment, for further discussion of the Company’s restructuring.

The following table represents share-based compensation expense included in the Company’s unaudited condensed consolidated statements of operations and comprehensive loss:

	Three Months Ended June 30,		Six Months Ended June 30,
(in thousands)	2025	2024	2025	2024
Research and development	$(587)	$401	$(364)	$1,467
General and administrative	(534)	789	(244)	1,922

Total share-based compensation expense	$(1,121)	$1,190	$(608)	$3,389

9. Income Taxes

During each of the three and six months ended June 30, 2025 and 2024, the Company recorded no income tax provision related to its U.S. entity.

On a quarterly basis, the Company reassesses the valuation allowance on its deferred tax assets, weighing positive and negative evidence to determine the recoverability of such deferred tax assets. In the second quarter of 2025, the Company reassessed the valuation allowance and considered all positive and negative evidence, including its cumulative losses over the year ended December 31, 2024 and the six months ended June 30, 2025 and concluded that it should maintain the valuation allowance on its Irish net operating losses and other Irish and U.S. deferred tax assets as of June 30, 2025.

10. Commitments and Contingencies

The Company, from time to time, may be involved with lawsuits arising in the ordinary course of business. The Company is not involved in any pending legal proceedings that it believes could have a material adverse effect on its financial condition, results of operations or cash flows.

In the normal course of business, the Company contracts with third parties for preclinical, clinical and other research and development services. These contracts generally do not contain minimum purchase commitments and are cancellable upon notice by the Company. The Company has, however, entered into agreements with contract manufacturing organizations that include noncancellable costs or that may be subject to cancellation fees. As of June 30, 2025, Accrued Expenses included approximately $1.5 million related to noncancellable contract manufacturing costs and termination fees. The Company has no remaining open purchase commitments for such noncancellable contract manufacturing costs.

See Note 7, Leases, for information related to the Company’s lease obligations.

See Note 1, Organization and Description of Business, for information related to the tax matters agreement, which governs the Company’s and the Former Parent’s respective rights, responsibilities, and obligations with respect to taxes and which contains certain indemnifications.

11. Restructuring and Impairment

On April 14, 2025, the board of directors of the Company determined to discontinue all clinical development of nemvaleukin and, in connection with such decision, approved a reduction in the Company’s workforce by approximately 104 positions, or approximately 90% (the “Reduction”). The Company completed the Reduction by the end of the second quarter of 2025. The Company incurred costs of approximately $9.5 million related to the Reduction, primarily consisting of severance payments and employee benefit costs. Additionally, the Company ceased all development activity related to its pre-clinical programs on June 3, 2025, resulting in contract termination charges of $2.5 million.

The following table summarizes the components of the Company’s restructuring activity recorded in operating expenses and in accrued expenses in the accompanying condensed consolidated balance sheet:

(in thousands)	Restructuring amounts accrued at December 31, 2024	Restructuring expense incurred during the six months ended June 30, 2025	Restructuring amounts paid during the six months ended June 30, 2025	Restructuring amounts accrued at June 30, 2025
Employee severance, benefits and related costs	$—	$9,457	$(3,641)	$5,816
Contract termination costs	—	2,481	(1,005)	1,476

Total restructuring	$—	$11,938	$(4,646)	$7,292

In addition to the amounts included in the table above, the Company recognized impairment charges of $3.0 million that were associated with lab equipment that was held-for-sale and then ultimately sold during the six months ended June 30, 2025 and write-offs of prepayments for services related to our clinical and pre-clinical programs totaling $2.5 million. This amount is included in Restructuring and impairment expense on the condensed consolidated statement of operations and comprehensive loss.

The costs related to the Reduction were incurred in the second quarter of 2025. The Company has $7.3 million in remaining liabilities related to the Reduction as of June 30, 2025 that is expected to be paid during the third quarter of 2025.

Following the decision to discontinue all clinical development of nemvaleukin, the Company announced that it intends to immediately commence the exploration of strategic alternatives focused on maximizing shareholder value. The Company has engaged Lucid Capital Markets, LLC to act as its financial advisor in connection with the exploration of strategic alternatives. There can be no assurance that the exploration of strategic alternatives will result in the Company pursuing a transaction or that any acquisition or other transaction involving the Company will be completed, nor as to the terms on which any acquisition or other transaction will occur, if at all.

12. Net Loss per Share

Basic net loss per share is computed by dividing the net loss in each period by the weighted average number of ordinary shares outstanding during such period. Diluted net loss per share is computed similarly to basic net loss per share except that the denominator is increased to include the number of additional ordinary shares that would have been outstanding if the potential ordinary shares had been issued and if the additional ordinary shares were dilutive. For the periods presented, ordinary share equivalents, consisting of share-based awards, were not included in the calculation of the diluted net loss per share because to do so would be anti-dilutive.

As of June 30, 2025 and 2024, the number of ordinary shares underlying potentially dilutive securities consist of:

	June 30,
	2025	2024
Options to purchase ordinary shares	3,066,147	3,043,731
Restricted share units	683,281	952,549

Total	3,749,428	3,996,280

13. Segment information

The Company operates as one operating and reportable segment, which is an oncology company that has focused on discovering and developing immunotherapies that may meaningfully improve the lives of patients with cancer. The Company discloses information about its operating segment based on management’s consideration of the business as one segment for making operating decisions and assessing financial performance. The accounting policies of the operating segment are described in Note 2, Basis of Presentation and Summary of Significant Accounting Policies. As the Company operates as one operating and reportable segment, intra-entity sales and intra-entity transfers, if any, among legal entities within the segment do not impact segment expenses or segment assets.

The Company’s Chief Operating Decision Maker (“CODM”), is the Chief Executive Officer. The CODM reviews the Company’s operating results on an aggregate basis and manages the Company’s operations on a consolidated basis as a single operating unit. The CODM assesses performance for the segment and decides how to allocate resources based on net loss. The CODM is regularly provided information on net loss and uses this information to evaluate the resources allocated to the development or commercialization of the Company’s product candidates, its operations, and its other activities, as well as to monitor budget versus actual results.

A reconciliation of the Company’s significant segment expenses to net loss is as follows:

	Three Months Ended June 30,		Six Months Ended June 30,
(in thousands)	2025	2024	2025	2024
External R&D program expenses:
ARTISTRY-6	$4,471	$1,796	$8,700	$3,832
ARTISTRY-7	1,540	3,693	4,849	10,790
Early discovery programs	2,464	840	5,330	1,442
Other external R&D program expenses(1)	8,570	11,123	16,140	16,461

Total external R&D program expenses	17,045	17,452	35,019	32,525

Internal R&D expenses:
Employee-related	4,415	7,394	11,893	16,508
Other internal R&D expenses(2)	1,817	2,698	3,790	5,379

Total internal R&D expenses	6,232	10,092	15,683	21,887

Total R&D expenses	23,277	27,544	50,702	54,412

G&A expenses:
Employee-related	3,061	3,567	5,843	7,727
Other G&A expenses(3)	5,018	3,166	9,195	6,171

Total G&A expenses	8,079	6,733	15,038	13,898

Restructuring expenses:
Employee-related	9,457	—	9,457	—
Other restructuring expenses(4)	8,029	—	8,029	—

Total restructuring expenses:	17,486	—	17,486	—

Other segment (income) expense(5)	(860)	(2,713)	(2,107)	(5,829)

Segment net loss	$47,982	$31,564	$81,119	$62,481

(1)	Other external R&D program expenses included in segment net loss include expenses related to other clinical trials and general external program expenses.
(2)	Other internal R&D expenses included in segment net loss include expenses related to occupancy and depreciation.
(3)	Other G&A expenses included in segment net loss include expenses related to professional fees, information technology, depreciation, and other general G&A expenses.
(4)	Other restructuring expenses include contract termination costs, impairment and asset write-offs incurred in connection with our reduction-in-force and the termination of certain development programs.
(5)	Other non-operating (income) expense included in segment net loss includes interest income, tax expense, and other non-operating income and expense.

Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations.

The following discussion of our financial condition and results of operations should be read in conjunction with the accompanying unaudited condensed consolidated financial statements and related notes included in this Quarterly Report on Form 10-Q and the audited consolidated financial statements and notes thereto included in our Annual Report on Form 10-K for the year ended December 31, 2024 (the “Annual Report on Form 10-K”). This discussion contains forward-looking statements that involve significant risks and uncertainties. As a result of many factors, including those set forth under “Risk Factors” appearing elsewhere in this Quarterly Report, our actual results may differ materially from those anticipated in these forward-looking statements. We caution readers not to place undue reliance on any forward-looking statements made by us, which speak only as of the date they are made. We disclaim any obligation, except as specifically required by law and the rules of the Securities and Exchange Commission (the “SEC”), to publicly update or revise any such statements to reflect any change in our expectations or in events, conditions or circumstances on which any such statements may be based, or that may affect the likelihood that actual results will differ from those set forth in the forward-looking statements.

Overview

We are an oncology company that has focused on discovering and developing immunotherapies that may meaningfully improve the lives of patients with cancer. By leveraging our core competencies in immune cell modulation and protein engineering, we developed a portfolio of investigational cytokine therapies designed to address areas of unmet need for patients with a variety of cancers. Our lead product candidate, nemvaleukin alfa (“nemvaleukin”), was an investigational, engineered cytokine fusion protein that selectively binds to the intermediate-affinity interleukin-2 (“IL-2”) receptor. In addition to nemvaleukin, we have also developed engineered therapies targeting the interleukin-18 (“IL-18”) and interleukin-12 (“IL-12”) pathways, which have demonstrated therapeutic potential in third-party preclinical and clinical studies.

On March 25, 2025, we announced that, based on the interim analysis of results from our Phase 3 ARTISTRY-7 trial of nemvaleukin in combination with pembrolizumab did not achieve its primary endpoint of a statistically significant improvement in overall survival versus investigator’s choice chemotherapy. We also announced that the ARTISTRY-7 trial would not continue to final analysis and we would cease development of nemvaleukin for platinum resistant ovarian cancer. On April 15, 2025, we announced that following review of data from the Phase 2 ARTISTRY-6 trial of nemvaleukin in mucosal and cutaneous melanoma and the previously announced results from the ARTISTRY-7 trial, we were discontinuing all clinical development of nemvaleukin and planned to immediately commence an exploration of strategic alternatives focused on maximizing shareholder value. On June 3, 2025, the Company ceased all remaining development activities on its preclinical programs. See Note 11, Restructuring, in the notes to our unaudited condensed consolidated financial statements in this Quarterly Report for additional information.

The Separation

On November 2, 2022, Alkermes plc (the “Former Parent” or “Alkermes”) announced its intent, as approved by its board of directors, to explore the separation of its neuroscience business and oncology business (the “Separation”).

In connection with the Separation, on November 13, 2023, we entered into certain agreements with the Former Parent to provide a framework for our relationship with the Former Parent following the Separation. These agreements include:

•	a separation agreement;

•	a tax matters agreement;

•	an employee matters agreement;

•	a lease assumption agreement; and

•	transition services agreements.

The separation agreement sets forth our agreements with the Former Parent regarding the principal actions to be taken by us and the Former Parent in connection with the Separation, including those related to the distribution of our ordinary shares to the Former Parent’s shareholders (the “Distribution”). The separation agreement identifies the assets transferred to, liabilities assumed by and contracts assigned to us, including the lease for our primary office and laboratory space (the “Winter Street Lease”), as part of the Separation, and provides for when and how such transfers, assumptions and assignments occurred. Under the terms of the separation agreement, the Former Parent granted us a perpetual, worldwide, non-exclusive, royalty-free, fully paid-up license (or, as the case may be, sublicense) to any intellectual property controlled by the Former Parent as of the date of the Distribution, allowing us to use such intellectual property for the oncology business, and we granted the Former Parent a perpetual, worldwide, non-exclusive, royalty-free, fully paid-up license (or, as the case may be, sublicense) to intellectual property transferred to us as part of the Separation for the Former Parent’s use outside of the oncology business. Each of us and the Former Parent agreed to releases with respect to pre-Distribution claims, and cross-indemnities with respect to post-Distribution claims, that are principally designed to place financial responsibility for the obligations and liabilities allocated to us under the separation agreement with us, and financial responsibility for the obligations and liabilities allocated to the Former Parent under the separation agreement with the Former Parent.

The tax matters agreement governs our and the Former Parent’s respective rights, responsibilities, and obligations with respect to taxes (including taxes arising in the ordinary course of business and incurred as a result of any failure of the Distribution, together with certain related transactions, to qualify as tax-free for U.S. federal income tax purposes), tax attributes, the preparation and filing of tax returns, the control of audits and other tax proceedings, and assistance and cooperation in respect to tax matters.

The employee matters agreement, as amended in December 2023, governs our and the Former Parent’s rights, responsibilities, and obligations after the Separation with respect to employment, benefits and compensation matters relating to employees and former employees (and their respective dependents and beneficiaries) who are or were associated with the Former Parent, including those who became our employees in connection with the Separation. The employee matters agreement also specifies the allocation of assets and liabilities generally relating to employees, employment or service-related matters and employee benefit plans; other human resources, employment and employee benefits matters; and the treatment of equity-based awards granted by the Former Parent prior to the Separation to employees who became our employees in connection with the Separation.

Under the terms of the lease assumption agreement, we assumed all of the Former Parent’s obligations under the Winter Street Lease.

We and the Former Parent entered into two transition services agreements, pursuant to one of which (the “Alkermes Services Agreement”) the Former Parent and its subsidiaries agreed to provide, on an interim, transitional basis, various services to us, and the second of which (the “Mural Services Agreement”) we and our subsidiaries agreed to provide certain services to the Former Parent, in each case for a term of two years following the Separation, unless earlier terminated in accordance with the terms of the applicable agreement. The Alkermes Services Agreement terminated on March 31, 2025, upon completion of all services to be provided pursuant to this agreement. The Mural Services Agreement terminated on January 31, 2024, upon completion of all services to be provided pursuant to this agreement.

On November 14, 2023, in connection with the Separation, we received a cash contribution of $275.0 million from the Former Parent.

The Former Parent effected the Separation through the distribution of our ordinary shares to the Former Parent’s shareholders on November 15, 2023. As part of the Separation, on November 15, 2023, the Former Parent transferred the assets, liabilities and operations of the historical oncology business to us pursuant to the terms of a separation agreement, entered into between us and the Former Parent. Liabilities incurred prior to the Separation remained obligations of the Former Parent unless otherwise specified in the separation agreements or other agreements between us and the Former Parent. On the effective date of the Distribution, each Alkermes shareholder received one of our ordinary shares for every ten ordinary shares of Alkermes held as of the close of business on November 6, 2023, the record date for the Distribution. Registered shareholders received cash in lieu of any of our fractional ordinary shares that they would have received as a result of the application of the distribution ratio. As a result of the Separation and the Distribution, we operate as an independent, publicly traded company and commenced trading under the symbol “MURA” on the Nasdaq Global Market on November 16, 2023.

Since the date of the Separation, we present our financial statements on a consolidated basis as a standalone publicly traded company.

Our unaudited condensed consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the U.S. (“GAAP”), which contemplate our continuation as a going concern. See Note 2, Basis of Presentation and Summary of Significant Accounting Policies, in the notes to our unaudited condensed consolidated financial statements in this Quarterly Report and in the notes to the consolidated financial statements in our Annual Report on Form 10-K for additional information on the preparation and basis of presentation of our audited consolidated financial statements and unaudited condensed consolidated financial statements.

Going Concern

We have the responsibility to evaluate whether conditions and/or events raise substantial doubt about our ability to meet our future financial obligations as they become due within one year after the date that financial statements are issued.

Since our inception, we have generated operating losses and negative cash flows from operations and expect to continue to incur operating losses and negative cash flows for the foreseeable future. To date, we have funded our operations and capital needs through the funding received from the Former Parent through the date of the Separation, including the cash contribution of $275.0 million received from the Former Parent in the fourth quarter of 2023, at the time of the Separation. Our ability to develop product candidates is dependent on our ability to raise additional funding. Our existing cash and cash equivalents of $77.1 million as of June 30, 2025 will not be sufficient to fund continued development of our existing candidates and at the same time meet our existing obligations.

In the first quarter of 2025, we announced that we would cease development of nemvaleukin for PROC after the interim analysis of data from the ARTISTRY-7 trial showed that the trial failed to meet its preliminary endpoint. In the second quarter of 2025, we further announced that it would cease all remaining clinical development of nemvaleukin, that we were reducing our workforce by approximately 90%, and that we would immediately commence the exploration of strategic alternatives focused on maximizing shareholder value. On June 3, 2025, the Company ceased all remaining development activities on its preclinical programs. As of June 30, 2025, we do not have a strategic alternative under development.

The strategic alternatives being explored include, but are not limited to, an offer for acquisition of us, merger, business combination, or other transaction. While we have not set a timetable for completion of this process, further updates and developments will be disclosed as appropriate or where necessary under regulatory requirements. There can be no assurance that the exploration of strategic alternatives will result in us pursuing a transaction or that any acquisition or other transaction involving us will be completed, nor as to the terms on which any acquisition or other transaction will occur, if at all.

For the four-year period beginning two years before and ending two years after the Distribution, we are prohibited under the tax matters agreement with the Former Parent from taking or failing to take actions that would prevent the Separation and the Distribution, in relevant part and together with certain related transactions, from qualifying as transactions that are tax-free for U.S. federal income tax purposes under Sections 355 and 368(a)(1)(D) of the Internal Revenue Code of 1986, as amended (the “Code”), which may limit for a period of time our ability to pursue certain strategic transactions, equity issuances or repurchases or other transactions.

Although following discontinuation of clinical development of nemvaleukin and the related reduction in force, we believe we will have sufficient cash to fund operations for the next twelve months from the date this Quarterly Report is issued, there can be no assurance that a strategic transaction will be completed and our board of directors may decide to pursue a dissolution and liquidation, amongst other alternatives. Due to the inherent uncertainty in the timing and cost of potential strategic alternatives, including impact on our cash consumption, we have concluded that as of the date of this Quarterly Report there is substantial doubt about our ability to continue as a going concern. If we are unable to raise additional funds when needed or enter into a transaction, we may be required to delay, limit, reduce or terminate our strategic process.

The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and satisfaction of liabilities in the ordinary course of business. The condensed consolidated financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or the amounts and classifications that may result from the outcome of the uncertainties described above.

Components of Results of Operations

The following discussion summarizes the key factors we believe are necessary for an understanding of our unaudited condensed consolidated financial statements.

Revenue

Through June 30, 2025, we have not recognized any revenue and do not expect to generate substantial product revenue in the near future, if at all, as we do not currently have an approved product. If our development efforts for our product candidates are successful and result in marketing approval or if we enter into collaboration or license agreements with third parties, we may generate revenue in the future from product sales or payments from such collaboration or license agreements, or a combination of product sales and payments from such agreements.

Research and Development Expenses

Research and development (“R&D”) expenses are recognized as incurred, and payments made prior to the receipt of goods or services to be used in R&D are capitalized until the goods or services are received. Our R&D expenses include both external and internal expenses. External R&D expenses include fees for clinical and non-clinical activities performed by contract research organizations (“CROs”), consulting fees and costs related to laboratory services, the purchase of drug product materials and third-party manufacturing development activities. Internal R&D expenses include employee-related expenses, occupancy costs and depreciation.

The amounts set forth in the tables below are not necessarily predictive of future R&D expenses. In an effort to allocate our R&D spending most effectively, we continually evaluate our product candidates under development based on the performance of such product candidates in preclinical and/or clinical trials, our expectations regarding the likelihood of their regulatory approval and our view of their future potential commercial viability, among other factors. For more information regarding risks related to future R&D expenses, please see “Risk Factors—Risks Related to Discovery, Product Development and Regulatory Approval of Our Product Candidates” in this Quarterly Report.

General and Administrative Expenses

General and administrative (“G&A”) expenses consist primarily of salaries and related costs for personnel, including share-based compensation and travel expenses for employees in executive, operational, finance, legal, business development, information technology, and human resource functions. Other G&A expenses include facility-related costs, professional fees for accounting, tax, legal and consulting services, directors’ fees and expenses associated with obtaining and maintaining patents. We recognize all G&A expenses as incurred.

Restructuring and Impairment

Restructuring and impairment charges consist primarily of severance and post-employment benefits for employees impacted by the reduction-in-force announced on April 15, 2025, impairment of equipment held-for-sale as a result of the reduction-in-force and contract termination and write-off charges incurred following the termination of our development programs.

Other Income

Other income consists primarily of interest income. We earn interest income from interest-bearing cash accounts and money market mutual funds, which we classify as cash and cash equivalents, and from marketable securities. We also record in other income any gains and losses resulting from the revaluation of assets and liabilities denominated in foreign currencies due to changes in underlying exchange rates.

Results of Operations

Comparison of the Three Months Ended June 30, 2025 and 2024

Research and Development Expenses

The following table sets forth our R&D expenses for the three months ended June 30, 2025 and 2024:

	Three Months Ended June 30,
(in millions)	2025	2024	Change
External R&D expenses:
Development programs:
Nemvaleukin
ARTISTRY-1	$—	$0.2	$(0.2)
ARTISTRY-2	0.1	—	0.1
ARTISTRY-3	(0.2)	1.0	(1.2)
ARTISTRY-6	4.5	1.8	2.7
ARTISTRY-7	1.5	3.7	(2.2)
Other program spend	7.1	6.6	0.5
Early discovery programs	2.5	0.8	1.7
Other external R&D expenses	1.6	3.3	(1.7)

Total external R&D expenses	17.1	17.4	(0.3)

Internal R&D expenses:
Employee-related	4.4	7.4	(3.0)
Occupancy	1.8	2.3	(0.5)
Depreciation	—	0.4	(0.4)

Total internal R&D expenses	6.2	10.1	(3.9)

Research and development expenses	$23.3	$27.5	$(4.2)

The decrease in R&D expenses in the three months ended June 30, 2025 as compared to the three months ended June 30, 2024 was primarily due to decreased employee-related expenses following the reduction-in-force during the second quarter of 2025 and the decreased spend on the ARTISTRY-7 trial due to the termination of the program. These decreases were partially offset by an increase in spend on early discovery programs upon completion of certain manufacturing activities and on the ARTISTRY-6 trial related to the top-line read-out and wind-down of the trial.

General and Administrative Expenses

The following table sets forth our G&A expenses for the three months ended June 30, 2025 and 2024:

	Three Months Ended June 30,
(in millions)	2025	2024	Change
General and administrative expense	$8.1	$6.7	$1.4

G&A expense in the three months ended June 30, 2025 increased $1.4 million as compared to the three months ended June 30, 2024 due to increased employee-related expenses associated with employee retention and termination benefits and increased legal expenses associated with corporate activities, partially offset by decreased share-based compensation expense resulting from an increase in the awards that were forfeited or are expected to be forfeited following the reduction-in-force.

Restructuring and impairment

Restructuring and impairment charges for the three months ended June 30, 2025 were $17.5 million, consisting of $9.5 million in employee-related costs, $5.5 million in impairment charges and prepaid expense write-offs and $2.5 million in contract termination costs associated with the termination of our pre-clinical programs.

Other Income

The following table sets forth our other income for the three months ended June 30, 2025 and 2024:

	Three Months Ended June 30,
(in millions)	2025	2024	Change
Other income	$0.9	$2.7	$(1.8)

Other income in the three months ended June 30, 2025 was primarily due to interest income from interest-bearing cash accounts and money market mutual funds and from marketable securities.

Comparison of the Six Months Ended June 30, 2025 and 2024

Research and Development Expenses

The following table sets forth our R&D expenses for the six months ended June 30, 2025 and 2024:

	Six Months Ended June 30,
(in millions)	2025	2024	Change
External R&D expenses:
Development programs:
Nemvaleukin
ARTISTRY-1	$0.3	$0.3	$—
ARTISTRY-2	0.1	—	0.1
ARTISTRY-3	(0.2)	1.6	(1.8)
ARTISTRY-6	8.7	3.8	4.9
ARTISTRY-7	4.8	10.8	(6.0)
Other program spend	12.4	9.8	2.6
Early discovery programs	5.4	1.4	4.0
Other external R&D expenses	3.5	4.8	(1.3)

Total external R&D expenses	35.0	32.5	2.5

Internal R&D expenses:
Employee-related	11.9	16.5	(4.6)
Occupancy	3.5	4.7	(1.2)
Depreciation	0.3	0.7	(0.4)

Total internal R&D expenses	15.7	21.9	(6.2)

Research and development expenses	$50.7	$54.4	$(3.7)

The decrease in R&D expenses in the six months ended June 30, 2025 as compared to the six months ended June 30, 2024 was primarily due to decreased employee-related expenses following the reduction-in-force during the second quarter of 2025 and the decreased spend on the ARTISTRY-7 trial due to the termination of the program. These decreases were partially offset by an increase in spend on early discovery programs upon completion of certain manufacturing activities and on the ARTISTRY-6 trial related to the top-line read-out and wind-down of the trial.

General and Administrative Expenses

The following table sets forth our G&A expenses for the six months ended June 30, 2025 and 2024:

	Six Months Ended June 30,
(in millions)	2025	2024	Change
General and administrative expense	$15.0	$13.9	$1.1

G&A expense in the six months ended June 30, 2025 increased as compared to the six months ended June 30, 2024 due to increased employee-related expenses associated with employee retention and termination benefits and increased legal expenses associated with corporate activities, partially offset by decreased share-based compensation expense resulting from an increase in the awards that were forfeited or are expected to be forfeited following the reduction-in-force.

Restructuring and Impairment

Restructuring and impairment charges for the six months ended June 30, 2025 were $17.5 million, consisting of $9.5 million in employee-related costs, $5.5 million in impairment charges and prepaid expense write-offs and $2.5 million in contract termination costs associated with the termination of our pre-clinical programs.

Other Income

The following table sets forth our other income for the six months ended June 30, 2025 and 2024:

	Six Months Ended June 30,
(in millions)	2025	2024	Change
Other income	$2.1	$5.8	$(3.7)

Other income in the six months ended June 30, 2025 and 2024 was primarily due to interest income from interest-bearing cash accounts and money market mutual funds and from marketable securities.

Liquidity and Capital Resources

Historically, the primary source of liquidity for our business was funding by the Former Parent of the expenses allocated to the oncology business from the Former Parent. The Former Parent continued to fund the cash needs of the oncology business through the date of the Separation. On November 14, 2023, in connection with the Separation, we received a cash contribution of $275.0 million from the Former Parent.

Funding Requirements

Should we further pursue the development of product candidates, we expect to incur significant and increasing expenses and operating losses for the foreseeable future, particularly if and as we:

•	advance our product candidates into preclinical and clinical development;

•	advance our IL-18 and IL-12 programs towards clinical development;

•	seek regulatory approvals for any product candidates that successfully complete clinical trials;

•	hire additional clinical, quality control and scientific personnel;

•	build out commercial infrastructure, including medical affairs, manufacturing, and distribution, as needed, in the event our product candidates obtain marketing approval; and

•	maintain, expand and protect our intellectual property portfolio.

We believe, based on our operating plan, that our cash and cash equivalents as of June 30, 2025 will enable us to fund our operating expenses and capital expenditure requirements for at least twelve months following the date of this Quarterly Report on Form 10-Q. We have based this estimate on assumptions that may prove to be wrong, and we could exhaust our available capital resources sooner than we expect. There is substantial doubt about our ability to continue as a going concern. See section titled Going Concern, above.

Because of the numerous risks and uncertainties associated with research, development and commercialization of product candidates, we are unable to estimate the exact amount of our working capital requirements. The scope of our future funding requirements will depend on, and could increase significantly as a result of, many factors, including:

•	the scope, progress, results and costs of researching and developing any product candidates, and conducting preclinical studies and clinical trials;

•	the costs, timing and outcome of regulatory review of any product candidates;

•	the cost and timing of hiring new employees to support our growth;

•	the cost of establishing sales, marketing and distribution capabilities if any future product candidates receive regulatory approval;

•	the costs of preparing, filing and prosecuting patent applications, maintaining and enforcing our intellectual property rights and defending intellectual property-related claims; and

•	the timing, receipt and amount of sales of, or milestone payments related to or royalties on, our future product candidates or products, if any.

A change in the outcome of any of these or other variables with respect to the development of any of our product candidates could significantly change the costs and timing associated with the development of that product candidate. Further, our operating plans may change in the future, and we may need additional funds to meet operational needs and capital requirements associated with such operating plans.

To the extent that we raise additional capital through the sale of equity or convertible debt securities, the ownership interest of our shareholders may be materially diluted, and the terms of such securities could include liquidation or other preferences that adversely affect the rights of holders of our ordinary shares. Debt financing and preferred equity financing, if available, may involve agreements that include restrictive covenants that limit our ability to take specified actions, such as incurring additional debt, making capital expenditures or declaring dividends. In addition, debt financing would result in increased fixed payment obligations.

If we raise funds through collaborations, strategic alliances or licensing arrangements with third parties, we may have to relinquish valuable rights to our intellectual property, future revenue streams, research programs, products or product candidates or grant licenses on terms that may not be favorable to us.

Furthermore, for the four-year period beginning two years before and ending two years after the Distribution, we are restricted from entering into certain transactions pursuant to a tax matters agreement we entered into with the Former Parent. We are prohibited under the tax matters agreement, except in specific circumstances, from certain actions, including: (i) entering into or approving any transaction involving the acquisition of outstanding or newly issued Mural equity that, when combined with other non-excepted changes in ownership of our ordinary shares, results in a change in ownership of more than a specified percentage; (ii) liquidating or partially liquidating, or merging or consolidating (unless we are the survivor); (iii) making or changing any entity classification election; (iv) ceasing to be engaged in an active trade or business, or selling, transferring or disposing of more than a specified percentage of the assets of any active trade or business or reducing the number of full-time employees engaged in any active trade or business by more than a specified percentage; (v) amending any of our organizational documents or taking any action affecting the voting rights of our ordinary shares; (vi) redeeming or otherwise repurchasing any of our outstanding shares or options; or (vii) taking or failing to take any other action that would prevent the Separation and the Distribution, in relevant part and together with certain related transactions, from qualifying as transactions that are tax-free for U.S. federal income tax purposes under Sections 355 and 368(a)(1)(D) of the Code, except for cash received in lieu of fractional ordinary shares. For more information, see “Risk Factors— Risks Related to Tax Matters” in this Quarterly Report.

If we are unable to raise additional funds when needed, we may be required to delay, reduce or eliminate our product candidate development or future commercialization efforts, or grant rights to third parties to develop and market product candidates that we would otherwise prefer to develop and/or market ourselves. See section titled “Risk Factors—Risks Related to Our Financial Position and Capital Needs” in this Quarterly Report. We will need to raise additional funding to advance our product candidates, which may not be available on acceptable terms, or at all. If we are unable to obtain additional funding when needed, we may have to delay or scale back some of our programs or grant rights to third parties to develop and market any future product candidates.

At-the-Market Offering

On March 11, 2025, we entered into an Open Market Sale Agreement (the “Sale Agreement”) with Jefferies LLC (“Jefferies”), pursuant to which we may offer and sell, from time to time at our sole discretion, ordinary shares, having an aggregate offering price of up to $75.0 million in an “at-the-market” offering (the “ATM Offering”) through Jefferies as sales agent. We have no obligation to sell any shares under the Sale Agreement. We agreed to pay Jefferies aggregate compensation for its services of three percent of the gross sales price per share sold under the Sale Agreement. No shares have been issued or sold under the ATM Offering though June 30, 2025.

Cash Flows

As the Former Parent managed our cash and financing arrangements prior to the Separation, excess cash generated, if any, was deemed remitted to the Former Parent and all sources of cash were deemed funded by the Former Parent. The following table summarizes our cash flow activity:

	Six Months Ended June 30,
(in millions)	2025	2024
Cash, cash equivalents and restricted cash, beginning of period	$117.4	$271.1
Cash flows used in operating activities	$(68.2)	$(66.7)
Cash flows provided by (used in) investing activities	$29.8	$(80.8)

Cash, cash equivalents and restricted cash, end of period	$79.0	$123.6

Operating Activities

Net cash used in operating activities for the six months ended June 30, 2025 was $68.2 million which was primarily the result of our net loss of $81.1 million. The most significant non-cash charges we incurred were a $3.0 impairment on lab equipment held-for-sale, $2.5 million write-off of prepaid expenses and depreciation expense of $2.0 million. We had $6.1 million in cash provided from working capital changes, primarily related to the $6.2 million decrease in prepaid expenses.

Net cash used in operating activities for the six months ended June 30, 2024 was $66.7 million, which was primarily the result of our net loss of $62.5 million and of an increase of $6.6 million in prepaid expenses, partially offset by non-cash charges of $2.8 million. The most significant non-cash charge we incurred was share-based compensation of $3.4 million. We used $7.0 million in cash from working capital, primarily related to a $6.6 million increase in prepaid expenses, a $3.7 million decrease in accounts payable and accrued expenses and a $3.9 million decrease in operating lease liabilities, partially offset by a $4.5 million decrease in our receivable from the Former Parent and a $2.6 million decrease in our right-of-use assets.

Investing Activities

Net cash provided by investing activities was $29.8 million for the six months ended June 30, 2025, which was primarily due to the sales and maturities of marketable securities.

Net cash used in investing activities was $80.9 million for the six months ended June 30, 2024, which was primarily due to the purchase of marketable securities, partially offset by the sales and maturities of marketable securities.

Financing Activities

Net cash provided by financing activities was $28 thousand for the six months ended June 30, 2025, which was primarily due to proceeds from the issuance of ordinary shares under employee share plans.

Contractual Obligations and Commitments

Our only lease as of June 30, 2025 and December 31, 2024 was an operating lease for approximately 180,000 square feet of corporate office space, administrative areas and laboratories at 850 and 852 Winter Street in Waltham, Massachusetts, which includes 34,000 square feet of laboratory space (as amended, the “Winter Street Lease”). Under the terms of the Winter Street Lease, we also have the ability to sub-lease our corporate office and laboratory space. The original lease commenced in 2010 and was extended, at the Former Parent’s option, for approximately five years in 2020. The extension term commenced in March 2021 for approximately 163,000 square feet of space and in September 2021 for the remaining approximately 17,000 square feet of space. The Winter Street Lease expires in 2026 and includes a tenant option to extend the term of the Winter Street Lease for an additional five-year period, which we are not reasonably certain to exercise.

The Winter Street Lease was assigned to us in connection with the Separation and is used solely for our operations. The Former Parent has been primarily obligated to the landlord for the Winter Street Lease, and, following the Separation, the Former Parent is jointly and severally liable with us for, and continues to guarantee, all obligations under the Winter Street Lease. As of December 31, 2023, the Former Parent was the applicant with respect to a letter of credit security deposit that secured the obligations of the tenant under the Winter Street Lease. The Former Parent maintained a $1.9 million collateralized letter of credit (the “Former Parent Letter of Credit”) related to such security deposit as of December 31, 2023. On January 3, 2024, we entered into a $1.7 million collateralized letter of credit that secures the obligations under the Winter Street Lease to replace the letter of credit maintained by the Former Parent.

On August 16, 2024, we entered into a sub-lease pursuant to which we sub-leased to a third party approximately 5,155 square feet of office space and approximately 3,739 square feet of laboratory space that we lease under the Winter Street Lease and we also entered into a separate sub-lease pursuant to which we sub-leased to another third party (both sub-lessees together, the “August Sub-lessees”) approximately 3,387 square feet of office space and approximately 2,690 square feet of laboratory space that we lease under the Winter Street Lease (both sub-leases together, the “August Sub-leases”). The August Sub-leases commenced on August 20, 2024 and are expected to terminate on April 18, 2026. Under the August Sub-leases, the August Sub-lessees will pay to us a total annualized fixed base rent of $0.5 million beginning 30 days after the commencement date of the August Sub-leases, as well as compensate us for the August Sub-lessees’ proportionate share of operating and other expenses related to the August Sub-leases. The August Sub-lessees’ base rent and proportionate share of operating and other expenses are included as contra-expense in our condensed consolidated statements of operations and comprehensive loss.

On October 10, 2024, we entered into a sub-lease (the “October Sub-lease”) pursuant to which we sub-leased to an additional third party (the “October Sub-lessee”) approximately 30,102 square feet of office space that we lease under the Winter Street Lease. Under the October Sub-lease, the October Sub-lessee will pay us an annualized fixed base rent of $0.7 million beginning on January 1, 2025, as well as compensating us for a proportionate share of operating and other expenses related to the October Sub-lease beginning with the commencement date of the October Sub-lease. The October Sub-lease commenced on November 1, 2024 and is expected to terminate on April 30, 2026.

As of June 30, 2025, the remaining contractual operating lease liability associated with the Winter Street Lease was $5.2 million. For additional information on our operating lease, see Note 7, Leases, in the notes to the unaudited condensed consolidated financial statements included elsewhere in this Quarterly Report.

We enter into contracts in the normal course of business with CROs, clinical supply manufacturers and vendors for pre-clinical studies, research supplies and other services and products for operating purposes. These contracts generally provide for termination after a notice period. Payments due upon cancellation consist of payments for services provided or expenses incurred.

Critical Accounting Policies and Significant Judgments and Estimates

Our management’s discussion and analysis of our financial condition and results of operations is based on our unaudited condensed consolidated financial statements, which have been prepared in accordance with GAAP. The preparation of these financial statements requires us to make estimates and judgments that affect the reported amounts of assets, liabilities and expenses and the related disclosure of contingent assets and liabilities in our unaudited condensed consolidated financial statements. On an ongoing basis, we evaluate our estimates and judgments, including those related to allocation of corporate expenses, accrued research and development expenses, share-based compensation expense, leases and income taxes. We base our estimates on historical experience, known trends and events, and various other factors that we believe to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities that are not readily apparent from other sources. Our actual results may differ from these estimates under different assumptions or conditions.

There have been no significant changes to our critical accounting policies or estimates from those described in the “Critical Accounting Policies and Significant Judgments and Estimates” section in Part II, Item 7 - “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K. Please refer to such section for a discussion of the accounting policies and estimates we deem to be most critical to the preparation of our consolidated financial statements.

Recently Issued and Adopted Accounting Pronouncements

A description of recently issued and adopted accounting pronouncements, if any, that may potentially impact our financial position and results of operations is disclosed in Note 2, Basis of Presentation and Summary of Significant Accounting Policies, in the notes to the unaudited condensed consolidated financial statements included elsewhere in this Quarterly Report.

Transition From the Former Parent and Costs to Operate as an Independent Company

Following the Separation, we entered into transition services agreements with the Former Parent that will provide us with certain services and resources for an initial term of two years following the Separation. Historically, the Former Parent provided our business with significant corporate and shared services and resources related to corporate functions such as finance, human resources, internal audit, research and development, financial reporting, and information technology, which we refer to collectively as the “Alkermes Services.” We pay the Former Parent fees for the Alkermes Services under the transition services agreements, which fees are based on the Former Parent’s cost of providing the Alkermes Services. These transition services agreements have allowed us to operate our business independently prior to establishing a standalone infrastructure. During the transition from the Former Parent, we have incurred non-recurring expenses to establish and expand our infrastructure.

It is not practicable to estimate the costs that would have been incurred in each of the periods presented in the historical combined financial statements for the functions described above. Actual costs that would have been incurred if we operated as a standalone company during these periods would have depended on various factors, including organizational design, outsourcing and other strategic decisions related to corporate functions, information technology and back-office infrastructure.

Emerging Growth Company and Smaller Reporting Company Status

In April 2012, the Jumpstart Our Business Startups Act of 2012 (“JOBS Act”) was enacted. Section 107 of the JOBS Act provides that an “emerging growth company” may take advantage of the extended transition period provided in Section 7(a)(2)(B) of the Securities Act of 1933, as amended, for complying with new or revised accounting standards. Thus, an emerging growth company can delay the adoption of certain accounting standards until those standards would otherwise apply to private companies. We have elected not to “opt out” of the exemption for the delayed adoption of certain accounting standards, and therefore, we will adopt new or revised accounting standards at the time private companies adopt the new or revised accounting standards and will do so until such time that we either (i) irrevocably elect to “opt out” of such extended transition period or (ii) no longer qualify as an emerging growth company. As a result of this election, our consolidated financial statements may not be comparable to those of other public companies that comply with new or revised accounting pronouncements as of public company effective dates. We may choose to early adopt any new or revised accounting standards whenever such early adoption is permitted for private companies.

We will remain an emerging growth company until the earliest to occur of: (1) the last day of the fiscal year in which we have more than $1.235 billion in annual revenue; (2) the date we qualify as a “large accelerated filer,” with at least $700.0 million of equity securities held by non-affiliates; (3) the date on which we have issued more than $1.0 billion in non-convertible debt securities during the prior three-year period; and (4) the last day of our fiscal year following the fifth anniversary of the date of the Distribution.

We are also a “smaller reporting company” as defined in the Securities Exchange Act of 1934, as amended. We may continue to be a smaller reporting company even after we are no longer an emerging growth company. We may take advantage of certain of the scaled disclosures available to smaller reporting companies for so long as the market value of our ordinary shares held by non-affiliates is less than $250.0 million measured on the last business day of our second fiscal quarter of the preceding fiscal year, or our annual revenues are less than $100.0 million during the most recently completed fiscal year and the market value of our ordinary shares held by non-affiliates is less than $700.0 million measured on the last business day of our second fiscal quarter of the preceding fiscal year. Specifically, as a smaller reporting company, we may choose to present only the two most recent fiscal years of audited financial statements in our Annual Report on Form 10-K and, similar to emerging growth companies, we have reduced disclosure obligations regarding executive compensation.

Item 3. Quantitative and Qualitative Disclosures About Market Risk

We are a smaller reporting company as defined by Rule 12b-2 of the Securities Exchange Act of 1934, as amended, and are not required to provide the information under this item.

Item 4. Controls and Procedures.

a) Evaluation of Disclosure Controls and Procedures

Our management, with the participation of our Chief Executive Officer and Chief Financial Officer, evaluated the effectiveness of the design and operation of our disclosure controls and procedures (as defined in Rule 13a-15(e) under the Securities Exchange Act of 1934, as amended) as of June 30, 2025. Based on that evaluation, our Chief Executive Officer and Chief Financial Officer each concluded that our disclosure controls and procedures were effective as of June 30, 2025 to provide reasonable assurance that the information required to be disclosed by us in the reports that we file under the Securities Exchange Act of 1934, as amended, is recorded, processed, summarized and reported within the time periods specified in the SEC’s rules and forms and that such information is accumulated and communicated to our management, including our Chief Executive Officer and Chief Financial Officer, as appropriate, to allow timely decisions regarding required disclosure. In designing and evaluating our disclosure controls and procedures, our management recognized that any controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives, and our management necessarily was required to apply its judgment in evaluating the cost-benefit relationship of possible controls and procedures.

b) Changes in Internal Control over Financial Reporting

During the three months ended June 30, 2025, there were no changes in our internal control over financial reporting that have materially affected, or are reasonably likely to materially affect, our internal control over financial reporting.

PART II—OTHER INFORMATION

Item 1. Legal Proceedings.

None.

Item 1A. Risk Factors.

You should consider carefully the following risks and uncertainties, together with all the other information contained in this Quarterly Report, including our unaudited condensed consolidated financial statements and notes thereto, when evaluating our ordinary shares. The impact from these risks and uncertainties may be materially adverse to our business, prospects, financial condition and results of operations. The risks described below are not the only risks we face. Additional risks and uncertainties not currently known to us or those we currently view to be immaterial also may materially harm our business, prospects, financial condition and results of operations. As a result, the trading price of our ordinary shares could decline, which could decrease the value of our ordinary shares that you hold.

Risks Related to Our Evaluation of Strategic Alternatives and Potential Wind Down

We may not be successful in identifying and implementing any strategic transaction and any strategic transactions that we may consummate in the future could have negative consequences.

In April 2025, we announced that following review of data from our Phase 2 ARTISTRY-6 trial in melanoma and previously announced results from the Phase 3 ARTISTRY-7 trial in platinum-resistant ovarian cancer, we were discontinuing all clinical development of nemvaleukin alfa and commencing an exploration of strategic alternatives focused on maximizing shareholder value. We plan to explore potential strategic alternatives including, but not limited to, an offer for or other acquisition of the company, merger, business combination, or other transaction. We expect to devote substantial time and resources to exploring strategic alternatives that our board of directors believes will maximize shareholder value. Despite devoting significant efforts to identify and evaluate potential strategic alternatives, there can be no assurance that this strategic review process will result in us pursuing any transaction or that any transaction, if pursued, will be completed on attractive terms or at all. We have not set a timetable for completion of this strategic review process, and our board of directors has not approved a definitive course of action. Additionally, there can be no assurances that any particular course of action, business arrangement or transaction, or series of transactions, will be pursued, successfully consummated or lead to increased shareholder value or that we will make any cash distributions to our shareholders.

The process of evaluating these strategic options may be very costly, time-consuming and complex and we expect to incur significant costs related to this evaluation, such as legal and accounting fees and expenses and other related charges. We may also incur additional unanticipated expenses in connection with this process. A considerable portion of these costs will be incurred regardless of whether any such course of action is implemented or transaction is completed. Any such expenses will decrease the remaining cash available for use in our business.

In addition, potential counterparties in a strategic transaction involving our company may place minimal or no value on our assets and our public listing. Further, should we resume the development of nemvaleukin alfa, the development and any potential commercialization of nemvaleukin alfa will require substantial additional cash to fund the costs associated with conducting the necessary clinical testing and obtaining regulatory approval. Consequently, any potential counterparty in a strategic transaction involving our company may choose not to spend additional resources and continue development of nemvaleukin alfa or any of our other product candidates and may attribute little or no value, in such a transaction, to those product candidates.

In addition, any strategic business combination or other transactions that we may consummate in the future could have a variety of negative consequences and we may implement a course of action or consummate a transaction that yields unexpected results that adversely affects our business and decreases the remaining cash available for use in our business.

Any potential transaction would be dependent on a number of factors that may be beyond our control, including, among other things, market conditions, industry trends, the interest of third parties in a potential transaction with us, obtaining shareholder approval and the availability of financing to third parties in a potential transaction with us on reasonable terms. Any failure of such potential transaction to achieve the anticipated results could significantly impair our ability to enter into any future strategic transactions and may significantly diminish or delay any future distributions to our shareholders.

If we are not successful in identifying a strategic alternative or if our plans are not executed in a timely fashion, this may cause reputational harm with our shareholders and the value of our ordinary shares may be adversely impacted. In addition, speculation regarding any developments related to the review of strategic alternatives and perceived uncertainties related to the future of our business could cause our share price to fluctuate significantly.

Even if we successfully consummate any transaction from our strategic evaluation, we may fail to realize all of the anticipated benefits of the transaction, those benefits may take longer to realize than expected, or we may encounter integration difficulties.

Our ability to realize the anticipated benefits of any potential business combination or any other result from our pursuit of strategic alternatives, are highly uncertain. Any anticipated benefits will depend on a number of factors, including our ability to integrate with any future business partner and our ability to generate future shareholder value. The process may be disruptive to our business and the expected benefits may not be achieved within the anticipated time frame, or at all. The failure to meet the challenges involved and to realize the anticipated benefits of any potential transaction could adversely affect our business and financial condition.

If we are successful in completing a strategic transaction, we may be exposed to other operational and financial risks.

Although there can be no assurance that a strategic transaction will result from the process we have undertaken to identify and evaluate strategic alternatives, the negotiation and consummation of any such transaction will require significant time on the part of our management, and the diversion of management’s attention may disrupt our business.

The negotiation and consummation of any such transaction may also require more time or greater cash resources than we anticipate and expose us to other operational and financial risks, including:

•	increased near-term and long-term expenditures;

•	exposure to unknown liabilities;

•	higher than expected acquisition or integration costs;

•	incurrence of substantial debt or dilutive issuances of equity securities to fund future operations;

•	write-downs of assets or goodwill or incurrence of non-recurring, impairment or other charges;

•	increased amortization expenses;

•	difficulty and cost in combining the operations and personnel of any acquired business with our operations and personnel;

•	impairment of relationships with key suppliers or customers of any acquired business due to changes in management and ownership;

•	inability to retain key employees of our company or any acquired business; and

•	possibility of future litigation.

Any of the foregoing risks could have a material adverse effect on our business, financial condition and prospects.

If a strategic transaction is not consummated, our board of directors may decide to pursue a dissolution and liquidation. In such an event, the amount of cash available for distribution to our shareholders will depend heavily on the timing of such liquidation as well as the amount of cash that will need to be reserved for commitments and contingent liabilities.

There can be no assurance that a strategic transaction will be completed. If a strategic transaction is not completed, our board of directors may decide to pursue a dissolution and liquidation. In such an event, the amount of cash available for distribution to our shareholders will depend heavily on the timing of such decision and, with the passage of time the amount of cash available for distribution will be reduced as we continue to fund our operations. In addition, if our board of directors were to approve and recommend, and our shareholders were to approve, a dissolution and liquidation, we would be required under Irish law to pay our outstanding obligations, as well as to make reasonable provision for contingent and unknown obligations, prior to making any distributions in liquidation to our shareholders. As a result of this requirement, a portion of our assets may need to be reserved pending the resolution of such obligations and the timing of any such resolution is uncertain. In addition, we may be subject to litigation or other claims related to a dissolution and liquidation. If a dissolution and liquidation were pursued, our board of directors, in consultation with our advisors, would need to evaluate these matters and make a determination about a reasonable amount to reserve. Accordingly, holders of our ordinary shares could lose all or a significant portion of their investment in the event of a liquidation, dissolution or winding up.

Our ability to consummate a strategic transaction depends on our ability to retain our employees required to consummate such transaction.

Our ability to consummate a strategic transaction depends upon our ability to retain our employees required to consummate such a transaction, the loss of whose services may adversely impact the ability to consummate such transaction. In connection with the evaluation of strategic alternatives and in order to extend our resources, we implemented a reduction in our workforce by approximately 90%, which was completed at the end of the second quarter of 2025. The strategic review process is supported by our experience at the board of directors, executive management, and supporting staff levels. Our cash conservation activities may yield unintended consequences, such as attrition beyond our reduction in workforce and reduced employee morale, which may cause remaining employees to seek alternative employment. Our ability to successfully complete a strategic transaction depends in large part on our ability to retain certain of our remaining personnel successfully retain our remaining personnel, we are at risk of a disruption to our exploration and consummation of a strategic alternative as well as business operations.

Our corporate restructuring and the associated headcount reduction may not result in anticipated savings, could result in total costs and expenses that are greater than expected and could disrupt our business.

In April 2025, our board of directors determined to discontinue all clinical development of nemvaleukin alfa and, in connection with such decision, approved a reduction in our workforce of approximately 104 positions, or approximately 90%. We incurred personnel-related restructuring charges of approximately $9.5 million related to such reduction in our workforce. We may not realize, in full or in part, the anticipated benefits, savings and improvements in our cost structure from our restructuring efforts due to unforeseen difficulties, delays or unexpected costs. If we are unable to realize the expected operational efficiencies and cost savings from the restructuring, our operating results and financial condition would be adversely affected. Furthermore, our restructuring plan may be disruptive to our operations. For example, our headcount reductions could yield unanticipated consequences, such as increased difficulties in implementing our business strategy, including retention of our remaining employees.

Any future growth would impose significant added responsibilities on members of management, including the need to identify, recruit, maintain and integrate additional employees. Due to our limited resources, we may not be able to effectively manage our operations or recruit and retain qualified personnel, which may result in weaknesses in our infrastructure and operations, risks that we may not be able to comply with legal and regulatory requirements, and loss of employees and reduced productivity among remaining employees. Our future financial performance and, should we resume development, our ability to develop our product candidates or additional assets will depend, in part, on our ability to effectively manage any future growth or restructuring, as the case may be.

We may become involved in litigation, including securities class action litigation, that could divert management’s attention and harm our business, and insurance coverage may not be sufficient to cover all costs and damages.

In the past, litigation, including securities class action litigation, has often followed certain significant business transactions, such as the sale of a company or announcement of any other strategic transaction, or the announcement of negative events, such as negative results from clinical trials. These events may also result in investigations by the Securities and Exchange Commission (the “SEC”). We may be exposed to such litigation or investigation even if no wrongdoing occurred. Litigation and investigations are usually expensive and divert management’s attention and resources, which could adversely affect our cash resources and our ability to consummate a potential strategic transaction.

Risks Related to Our Financial Position and Capital Needs

Because we have a limited operating history as a standalone company, valuing our business and predicting our prospects is challenging.

Historically and through the date of our Separation from Alkermes plc (the “Former Parent” or “Alkermes”), our business was conducted by the Former Parent. As a result, we have a limited operating history as a standalone company. The conduct of our business by the Former Parent prior to the Separation and our operations to date have focused primarily on organizing and staffing our company, business planning, identifying potential product candidates, and conducting clinical trials and preclinical studies for our product candidates. We have not yet demonstrated an independent ability to successfully complete any registrational clinical trials, obtain regulatory approvals, manufacture a clinical- or commercial-scale product, or conduct the sales and marketing activities necessary for successful product commercialization. Following the Separation, the Former Parent continued to provide some of these functions to us for a specified time period, as described in Note 1, Organization and Description of Business, in the notes to the consolidated financial statements included elsewhere in this Quarterly Report. We have made investments to replicate or outsource from other providers certain manufacturing facilities, systems, infrastructure and personnel to which we no longer have access following our Separation from the Former Parent. Our initiatives to develop an independent ability to operate without access to the Former Parent’s existing operational and administrative infrastructure will include implementation costs. Consequently, any predictions made about our future success or viability in the development and commercialization of biopharmaceutical products may not be as accurate as they could have been if we had a history of successfully developing and commercializing biopharmaceutical products. We expect our operating and financial results to be subject to frequent fluctuations. We have encountered and expect to continue to encounter challenges frequently experienced by clinical-stage biopharmaceutical companies in rapidly evolving fields, and we have not yet demonstrated an ability to successfully navigate such challenges independently. If we do not address the challenges we face successfully, our business, prospects, financial condition and results of operations may be materially harmed.

Our financial condition raises substantial doubt as to our ability to continue as a going concern.

We will require substantial funds to support our continued operations. We have incurred significant operating losses and negative cash flows from operations since our inception. We anticipate that we will continue to incur significant operating losses. Our ability to develop drug candidates is dependent on our ability to raise additional funding and our existing cash and cash equivalents of $77.1 million as of June 30, 2025, will not be sufficient to fund continued development of our existing candidates and at the same time meet our existing obligations. The strategic alternatives being explored include, but are not limited to, an offer for or other acquisition of us, merger, business combination, or other transaction. While we have not set a timetable for completion of this process, further updates and developments will be disclosed as appropriate or where necessary under regulatory requirements. There can be no assurance that the exploration of strategic alternatives will result in us pursuing a transaction or that any acquisition or other transaction involving us will be completed, nor as to the terms on which any acquisition or other transaction will occur, if at all.

If we are unable to continue as a going concern, we may have to liquidate our assets and may receive less than the value at which those assets are carried on our financial statements, and it is likely that investors will lose all or part of their investment. If we seek additional financing to fund our business activities in the future and there remains substantial doubt about our ability to continue as a going concern, investors or other financing sources may be unwilling to provide funding to us on commercially reasonable terms, if at all.

We have no products approved for commercial sale and have not generated any revenue from product sales. We may never generate any revenue or become profitable or, if we achieve profitability, we may not be able to sustain it.

To date, we have not generated any revenue from our product candidates or product sales, we do not expect to generate any revenue from the sale of products for a number of years and we may never generate revenue from the sale of products. Our ability to generate product revenue depends on a number of factors, including, but not limited to, our ability to:

•	successfully initiate and complete clinical trials for any product candidates;

•	successfully enroll subjects in, and complete any future clinical trials;

•	initiate and/or successfully complete the safety and efficacy studies required to obtain United States (“U.S.”) and/or non-U.S. regulatory approvals for our product candidates;

•	establish clinical and commercial manufacturing capabilities or make arrangements with third-party manufacturers for clinical supply and commercial manufacturing;

•	obtain and maintain regulatory approval for our product candidates;

•	obtain and maintain patent and trade secret protection or regulatory exclusivity for our product candidates;

•	launch commercial sales of our products, if and when approved, whether alone or in collaboration with others;

•	obtain and maintain acceptance of our products, if and when approved, by patients, the medical community and third-party payors;

•	effectively compete with other therapies;

•	obtain and maintain healthcare coverage and adequate reimbursement for any approved products;

•	enforce and defend intellectual property rights and claims; and

•	maintain an acceptable safety profile for our products following approval.

Because of the numerous risks and uncertainties associated with biopharmaceutical product development, we are unable to accurately predict the timing or amount of expenses we may incur in connection with these activities prior to generating product revenue. In addition, we may never succeed in these activities and, even if we do, may never generate revenues that are significant enough to achieve profitability. Even if we do achieve profitability, we may not be able to sustain or increase profitability on a quarterly or annual basis. Our failure to become and remain profitable would depress the value of our company and could impair our ability to raise capital, expand our business, maintain our research and development efforts, diversify our product candidates or even continue our operations. A decline in the value of our company could also cause our shareholders to lose all or part of their investment.

Our business has incurred significant losses and we anticipate that we will continue to incur significant losses for the foreseeable future.

Our business has incurred operating losses to date due to costs incurred in connection with our research and development activities and general and administrative expenses associated with our operations and we have not yet generated any revenue as a standalone company, nor did our business generate any revenue when operated by the Former Parent. If our product candidates are not successfully developed and approved, we may never generate any product revenue from product sales. Our net losses for the six months ended June 30, 2025 and 2024 were $81.1 million and $62.5 million, respectively. We expect to continue to incur losses for the foreseeable future, and we anticipate these losses will continue as we incur additional costs associated with operating as an independent public company. If we obtain marketing and regulatory approval for any of our product candidates, we will incur significant commercialization expenses for marketing, sales, manufacturing and distribution. We may encounter unforeseen expenses, difficulties, complications, delays and other known or unknown factors in achieving our business objectives. We will need to develop commercial capabilities, and we may not be successful in doing so. The net losses we incur may fluctuate significantly from quarter to quarter and year to year.

We will need to raise additional funding to advance our product candidates, which may not be available on acceptable terms, or at all. If we are unable to obtain additional funding when needed, we may have to delay or scale back some of our programs or grant rights to third parties to develop and market our product candidates.

As of June 30, 2025, our cash and cash equivalents were $77.1 million. While we recently made the decision to discontinue development of nemvaleukin and are not currently developing product candidates, if we resume development of nemvaleukin, we will require significant additional funding to advance our product candidates, including costs associated with research and development, acquiring new technologies, conducting preclinical studies and clinical trials, obtaining regulatory approvals, manufacturing products, and establishing marketing and sales capabilities to commercialize our product candidates. Conducting preclinical studies and clinical trials is a time-consuming, expensive, and uncertain process that can take years to complete, and we may never generate the necessary data or results required to obtain marketing approval and achieve product sales. In addition, any product candidates, if approved, may not achieve commercial success. Subject to the outcome of our exploration of strategic alternatives, we believe that, based on our current operating plan, our cash and cash equivalents as of June 30, 2025 will enable us to fund our operating expenses for at least twelve months following the date of this Quarterly Report on Form 10-Q. Our funding estimates are based on assumptions that may prove to be wrong, and we could use our available capital resources sooner than we expect. Changing circumstances, some of which may be beyond our control, could cause us to consume capital significantly faster than we anticipate.

Adverse developments affecting the financial services industry could adversely affect our business operations and our financial condition and results of operations.

Adverse developments that affect financial institutions, such as events involving liquidity that are rumored or actual, have in the past and may in the future lead to bank failures and market-wide liquidity problems.

Although we assess our banking relationships as we believe necessary or appropriate, our access to cash in amounts adequate to finance or capitalize our current and projected future business operations could be significantly impaired by factors that affect the financial institutions with which we have banking relationships, and in turn, us. These factors could include, among others, events such as liquidity constraints or failures, the ability to perform obligations under various types of financial, credit or liquidity agreements or arrangements, disruptions or instability in the financial services industry or financial markets, or concerns or negative expectations about the prospects for companies in the financial services industry.

In addition, widespread investor concerns regarding the U.S. or international financial systems could result in less favorable commercial financing terms, including higher interest rates or costs and tighter financial and operating covenants, or systemic limitations on access to credit and liquidity sources, thereby making it more difficult for us to acquire financing on acceptable terms or at all. Any decline in available funding or access to our cash and liquidity resources could, among other risks, adversely impact our ability to meet our operating expenses, financial obligations or fulfill our other obligations, result in breaches of our financial and/or contractual obligations or result in violations of U.S. federal or U.S. state wage and hour laws. Any of these impacts, or any other impacts resulting from the factors described above or other related or similar factors not described above, could have material adverse impacts on our liquidity and our current and/or projected business operations and financial condition and results of operations.

In addition, one or more of our vendors, third-party manufacturers, or other business partners could be adversely affected by any of the liquidity or other risks that are described above, which in turn, could have a material adverse effect on our current and/or projected business operations and results of operations and financial condition. Any business partner bankruptcy or insolvency, or any breach or default by a business partner, or the loss of any significant supplier relationships, could result in material adverse impacts on our current and/or projected business operations and financial condition.

Risks Related to Discovery, Product Development and Regulatory Approval of Our Product Candidates

Biopharmaceutical product development involves a lengthy and expensive process, with an uncertain outcome. We may incur additional unexpected costs or experience delays in completing, or ultimately be unable to complete, the development and commercialization of our product candidates.

Our business depends heavily on the successful execution of our clinical development plan, regulatory approvals and commercialization of our product candidates. To obtain the requisite regulatory approvals to commercialize any product candidate, we must demonstrate through extensive preclinical studies and clinical trials that such product candidate is safe and effective for use in humans. Designing, conducting, and completing a clinical development program is complex and expensive and can take many years to complete, and its outcome is inherently uncertain and our clinical development efforts may fail. For example, in April 2025, following a review of data from our Phase 2 ARTISTRY-6 trial in melanoma and our Phase 3 ARTISTRY-7 trial in platinum-resistant ovarian cancer, we determined to discontinue all clinical development of nemvaleukin alfa (“nemvaleukin”), which had been our lead product candidate. Prior to that determination, we had incurred substantial expenses for preclinical testing, clinical trials, and other activities related to our clinical development programs.

We may be unable to establish clinical outcomes that applicable regulatory authorities would consider clinically meaningful, and a clinical trial can fail at any stage of testing as occurred in our ARTISTRY-6 and ARTISTRY-7 trials of nemvaleukin. Any future product candidates will require substantial additional development and testing, and regulatory approvals, prior to commercialization.

Each product candidate must demonstrate an adequate benefit-risk profile for its intended use in its intended patient population. In some instances, significant variability in safety or efficacy appear in different clinical studies of the same product candidate due to numerous factors, including changes in study protocols, differences in the number and characteristics of the enrolled subjects, variations in the dosing regimen and other clinical study parameters or the dropout rate among study participants. Product candidates in later stages of clinical studies often fail to demonstrate adequate safety and efficacy despite promising preclinical testing and earlier clinical studies. A number of companies in the biopharmaceutical industry have suffered significant setbacks in later-stage clinical studies, as we experienced with nemvaleukin. Most product candidates that begin clinical studies are never approved for commercialization by regulatory authorities.

Successful completion of clinical trials is a prerequisite to submitting a Biologics License Application (“BLA”) to the U.S. Food and Drug Administration (“FDA”), a marketing authorization application to the European Medicines Agency (“EMA”) and similar marketing applications to comparable non-U.S. regulatory authorities for each product candidate, as applicable, and, consequently, the ultimate approval and commercial marketing of any product candidates.

We may experience delays in initiating or completing clinical trials and preparing for regulatory submissions. We also may experience numerous unforeseen events during, or as a result of, any current or future clinical trials that could delay or prevent our ability to develop product candidates or receive marketing approval or commercialize product candidates, including:

•	we may be unable to generate sufficient preclinical, toxicology, or other in vivo or in vitro data to obtain regulatory authorizations to commence a clinical trial;

•

the FDA, EMA or comparable other regulatory authorities may require us to submit additional data, such as long-term toxicology studies, or impose other requirements before permitting us to initiate a clinical trial or prior to commercialization;

•	we may experience issues in reaching a consensus with regulatory authorities on trial design;

•	regulators, institutional review boards (“IRBs”) or ethics committees may not authorize us or our investigators to commence a clinical trial or conduct a clinical trial at a prospective trial site;

•

we may experience delays in reaching, or fail to reach, agreement on acceptable terms with prospective trial sites and prospective contract research organizations (“CROs”) or contract development and manufacturing organizations (“CDMOs”), the terms of which can be subject to extensive negotiation and may vary significantly among different CROs, CDMOs and trial sites;

•	clinical trial sites may deviate from a trial protocol or drop out of a trial or fail to conduct the trial in accordance with regulatory requirements;

•

the number of subjects required for clinical trials of our product candidates may be larger than we anticipate, enrollment in these clinical trials may be slower than we anticipate, or subjects may drop out of these clinical trials or fail to return for post-treatment follow-up at a higher rate than we expect;

•

subjects that enroll in our studies may misrepresent their eligibility or may otherwise not comply with the clinical trial protocol, resulting in the need to drop the subject from the trial, increase the needed enrollment size for the clinical trial or extend its duration;

•	subjects may choose an alternative treatment for the indication for which we are developing our product candidates, or participate in competing clinical trials;

•	subjects may experience severe or unexpected drug-related adverse effects;

•	clinical trials of our product candidates may produce unfavorable, inconclusive, or clinically insignificant results;

•

we may decide to, or regulators, IRBs or ethics committees may require us to, make changes to a clinical trial protocol or conduct additional preclinical studies or clinical trials, or we may decide to abandon product development programs;

•	we may need to add new or additional clinical trial sites and may experience delays or interruptions in site initiations;

•

our third-party contractors, including those manufacturing our product candidates or conducting clinical trials on our behalf, may fail to comply with regulatory requirements or meet their contractual obligations to us in a timely manner, or at all, or may deviate from the clinical trial protocol or drop out of the trial, which may require that we add new clinical trial sites or third-party contractors;

•	we may experience manufacturing delays, and any changes to manufacturing processes or third-party contractors that may be necessary or desired could result in other delays;

•	we may not be able to raise funding necessary to initiate or continue a trial;

•	the cost of preclinical testing and studies and clinical trials of any product candidates may be greater than we anticipate or greater than our available financial resources;

•

the supply or quality of our product candidates or other materials necessary to conduct clinical trials of our product candidates may be insufficient or inadequate or we may not be able to obtain sufficient quantities of combination therapies for use in clinical trials;

•	reports may arise from preclinical or clinical testing of other therapies that raise safety or efficacy concerns about our product candidates;

•

our product candidates may have undesirable side effects or other unexpected characteristics, causing us or our investigators, regional regulators, IRBs or ethics committees to suspend or terminate the clinical trials;

•

we may elect to, or regional regulators, IRBs or ethics committees may require that we or our investigators, suspend or terminate clinical trials for various other reasons, including noncompliance with regulatory requirements; and

•	regulators may revise the requirements, timelines or pathways for approval of our product candidates, or such requirements, timelines or pathways may not be as we anticipate.

We could also encounter delays if a clinical trial is suspended or terminated by us, the IRBs of the institutions in which such clinical trials are being conducted, or the FDA, EMA or comparable regulatory authorities, or recommended for suspension or termination by the Independent Data Monitoring Committee for such clinical trial. A suspension or termination may be imposed due to a number of factors, including failure to conduct the clinical trial in accordance with regulatory requirements or our clinical protocols, inspection of the clinical trial operations or clinical trial site by the FDA, EMA or comparable non-U.S. regulatory authorities resulting in the imposition of a clinical hold, unforeseen safety issues or adverse side effects, failure to demonstrate a benefit from using a product or treatment, failure to establish or achieve clinically meaningful trial endpoints, changes in governmental regulations or administrative actions, lack of adequate funding to continue the clinical trial, or changes in treatment standards that could impact the relevance of our clinical trial. Clinical trials of any product candidates may fail to show acceptable safety or efficacy or produce negative or inconclusive results, as was the case with respect to the efficacy results from our ARTISTRY-6 and ARTISTRY-7 trials of nemvaleukin, and we may decide, or regulators may require us, to conduct additional preclinical studies or clinical trials. Many of the factors that cause, or lead to, a delay in the commencement or completion of clinical trials may also ultimately lead to the denial of regulatory approval of our product candidates. Further, the FDA, EMA or comparable non-U.S. regulatory authorities may disagree with our clinical trial design and our interpretation of data from clinical trials. Regulatory authorities also may change the requirements for approval even after they have reviewed and commented on the design for our clinical trials, including if subsequent changes in standard of care impact the appropriateness of the design of our clinical trials.

For example, in December 2022, with the passage of the Food and Drug Omnibus Reform Act (“FDORA”), Congress required sponsors to develop and submit a diversity action plan (“DAP”) for each Phase 3 clinical trial or any other “pivotal study” of a new drug product. These plans are meant to encourage the enrollment of more diverse patient populations in late-stage clinical trials of FDA-regulated products. In June 2024, as mandated by FDORA, the FDA issued draft guidance outlining the general requirements for DAPs. Unlike most guidance documents issued by the FDA, the DAP guidance, when finalized, will have the force of law because FDORA specifically dictates that the form and manner for submission of DAPs are specified in FDA guidance. In January 2025, in response to an Executive Order issued by the President on January 21, 2025, on Diversity, Equity and Inclusion programs, the FDA removed this draft guidance from its website. This action raises questions about the applicability of statutory obligations to submit DAPs and the agency’s current thinking on best practices for clinical development.

In addition, conducting clinical trials in non-U.S. countries, as we may do for our product candidates, may present additional risks that may delay completion of our clinical trials. These potential risks include the failure of enrolled patients in non-U.S. countries to adhere to clinical protocols as a result of differences in healthcare services or cultural customs, managing additional administrative burdens associated with non-U.S. regulatory schemes, as well as political and economic risks relevant to such non-U.S. countries.

Further, in January 2022, the new Clinical Trials Regulation (EU) No 536/2014 became effective in the European Union and replaced the prior Clinical Trials Directive 2001/20/EC. This regulation aims at simplifying and streamlining the authorization, conduct and transparency of clinical trials in the European Union. Under the coordinated procedure for the approval of clinical trials, the sponsor of a clinical trial to be conducted in more than one EU member state will only be required to submit a single application for approval. The submission will be made through the Clinical Trials Information System, a clinical trials portal overseen by the EMA and available to clinical trial sponsors, competent authorities of the EU member states and the public. However, it is uncertain as to whether the regulation will achieve those goals and as to how it will be interpreted and implemented.

In addition, we are, or may become, subject to various U.S. federal, state, and local laws, regulations, and recommendations relating to safe working conditions, laboratory and manufacturing practices, the experimental use of animals, and the use and disposal of hazardous substances, including radioactive compounds and infectious disease agents, used in connection with our research work. If we fail to comply with the laws and regulations pertaining to our business, we may be subject to sanctions, including the temporary or permanent suspension of operations, product recalls, marketing restrictions, and civil and criminal penalties.

In addition, the information we choose to publicly disclose regarding a particular study or clinical trial is typically selected from a more extensive amount of available information. Regulatory authorities, investors, and or others may not agree with what we determine is the material or otherwise appropriate information to include in our disclosure, and any information we determine not to disclose may ultimately be deemed significant with respect to future decisions, conclusions, views, activities or otherwise regarding a particular product, product candidate or our business.

Clinical trials are expensive, and our operational, development and research and development costs would increase if we experienced delays in clinical testing or marketing approvals. Significant clinical trial delays also could shorten any periods during which we may have the exclusive right to commercialize our product candidates and may allow our competitors to bring products to market before we do, potentially impairing our ability to successfully commercialize any product candidates and harming our business and results of operations.

Delays or difficulties in the enrollment of patients in any future clinical trials could cause our clinical development activities to be delayed or otherwise adversely affected, which could materially impact our business.

We may experience difficulties in patient enrollment in any future clinical trials we may initiate for a variety of reasons. The timely completion of clinical trials in accordance with their protocols depends, among other things, on our ability to enroll a sufficient number of patients who remain in the trial until its conclusion. The enrollment of patients depends on many factors, including:

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clinicians’ and patients’ perceptions as to the potential advantages of the product candidate being studied in relation to other available therapies, including any other products that may be approved for the indications we are investigating;

•	the severity of the disease under investigation;

•	the patient eligibility and the inclusion and exclusion criteria defined in the protocol;

•	adverse events in our clinical trials and in third-party clinical trials of agents similar to our product candidates;

•	the size and health of the patient population required for analysis of the trial’s primary endpoints;

•	the proximity of patients to trial sites;

•	the design of the trial;

•	our ability to recruit clinical trial investigators with the appropriate competencies and experience;

•	our ability to obtain and maintain patient consents;

•	our ability to monitor patients adequately during and after treatment;

•	the risk that patients enrolled in clinical trials will drop out of the trials before completion; and

•	factors we may not be able to control that may limit the availability of patients, principal investigators or staff or clinical trial sites.

In addition, any clinical trials would compete with other clinical trials for product candidates and this competition will reduce the number and types of patients available to us, because some patients who might have opted to enroll in our trials may instead opt to enroll in a trial being conducted by one of our competitors. Since the number of qualified clinical investigators is limited, we may need to conduct some of our clinical trials at the same clinical trial sites that some of our competitors use, which will reduce the number of patients who are available for our clinical trials at such clinical trial sites.

Our inability to enroll a sufficient number of patients for our clinical trials would result in significant delays or might require us to abandon one or more clinical trials altogether. Enrollment delays in our clinical trials may result in increased development costs for our product candidates, slow down or halt our product candidate development and approval process and jeopardize our ability to seek and obtain the marketing approval required to commence product sales and generate revenue, which would cause the value of our company to decline and limit our ability to obtain additional financing, if needed.

If our clinical trials fail to replicate positive results from earlier preclinical studies or clinical trials conducted by us or third parties, we may be unable to successfully develop, obtain regulatory approval for or commercialize our product candidates.

Our preclinical studies or early clinical trials of our product candidates, whether conducted by us or third parties, may not necessarily be predictive of the results of later clinical trials that we conduct. For example, despite promising results in our early clinical trials of nemvaleukin, our ARTISTRY-6 and ARTISTRY-7 trials failed to meet their primary endpoints. Similarly, even if we are able to complete our planned clinical trials of our product candidates, positive results from such clinical trials may not be replicated in our subsequent preclinical studies or clinical trials or in real-world results.

Many companies in the pharmaceutical and biotechnology industries have suffered significant setbacks in late-stage clinical trials after achieving positive results in early-stage development, and we cannot be certain that we will not face further setbacks for any future product candidates. These setbacks have been caused by, among other things, preclinical findings made while clinical trials were underway or safety or efficacy observations made in preclinical studies and clinical trials, including previously unreported adverse events. Moreover, preclinical and clinical data are often susceptible to varying interpretations and analyses and many companies that believed their product candidates performed satisfactorily in preclinical studies and clinical trials nonetheless failed to obtain FDA, EMA or comparable non-U.S. regulatory authority approval. Furthermore, the approval policies or regulations of the FDA, EMA or comparable non-U.S. regulatory authorities may significantly change in a manner that may render our clinical data insufficient for approval, which may lead to the FDA, EMA or comparable non-U.S. regulatory authorities delaying, limiting or denying approval of our product candidates.

Interim, “topline” and preliminary data from clinical trials may change as more data become available, are not necessarily predictive of the final results of the completed study or the results of other ongoing or future studies and are subject to audit and verification procedures that could result in material changes.

From time to time, we may announce, publish or report preliminary, topline or interim data from our clinical trials. Such data are subject to the risk that one or more of the clinical outcomes may materially change as patients continue progressing through the study (for example, in oncology studies, a patient may progress from a complete or partial response to progressive disease), as patient enrollment continues and/or as more patient data become available, and such data may not be indicative of final data from such trials, data from future trials or real-world results. In addition, such data may remain subject to audit confirmation and verification procedures that may result in the final data being materially different from the preliminary, topline or interim data disclosed. As a result, all preliminary, topline and interim data should be viewed with caution until the final data are available. Material adverse differences between preliminary, topline or interim data and final data could significantly harm our business, financial condition, cash flows and results of operations.

We may seek approval of our product candidates, where applicable, under the FDA’s accelerated approval pathway. This pathway may not lead to a faster development or regulatory review or approval process, and it does not increase the likelihood that our product candidates will receive marketing approval.

A product may be eligible for accelerated approval if it treats a serious or life-threatening condition and generally provides a meaningful advantage over available therapies. In addition, it must demonstrate an effect on a surrogate endpoint that is reasonably likely to predict clinical benefit, or on a clinical endpoint that can be measured earlier than irreversible morbidity or mortality (“IMM”), that is reasonably likely to predict an effect on IMM or other clinical benefit. Under the FDORA, the FDA is permitted to require, as appropriate, that a post-approval confirmatory study or studies be underway prior to approval or within a specified time period after the date of approval for a product that is granted accelerated approval. FDORA also requires sponsors to send updates to the FDA every 180 days on the status of such studies, including progress toward enrollment targets, and the FDA must promptly post this information publicly. FDORA also gives the FDA increased authority to withdraw accelerated approval on an expedited basis if the sponsor fails to conduct such studies in a timely manner, send the necessary updates to the FDA, or if such post-approval studies fail to verify the drug’s predicted clinical benefit; and to take action, such as issuing fines, against companies that fail to conduct with due diligence any post-approval confirmatory study or submit timely reports to the agency on their progress. In addition, the FDA generally requires pre-approval of promotional materials for products receiving accelerated approval, which could adversely impact the timing of the commercial launch of the product.

Prior to seeking accelerated approval of any of our product candidates, we would expect to seek feedback from the FDA and to otherwise evaluate our ability to seek and receive such accelerated approval. There can be no assurance that after our evaluation of the feedback and other factors we will decide to pursue accelerated approval or any other form of expedited development, review or approval or that we will continue to pursue or apply for accelerated approval even if we initially decide to do so. Furthermore, if we decide to submit an application for accelerated approval, there can be no assurance that such submission or application will be accepted or that any expedited development, review or approval will be granted on a timely basis, or at all. The FDA could also require us to conduct further studies prior to considering our application or granting approval of any type. Thus, even if we seek to utilize the accelerated approval pathway for any future product candidates, we may not be able to obtain accelerated approval, and even if we do, that product may not experience a faster development or regulatory review or approval process. In addition, receiving accelerated approval does not ensure the product’s accelerated approval will eventually be converted to a traditional approval.

In March 2023, the FDA issued draft guidance that outlines its current thinking and approach to accelerated approval. The FDA indicated that the accelerated approval pathway is commonly used for approval of oncology drugs due to the serious and life-threatening nature of cancer. Although single-arm trials have been commonly used to support accelerated approval, a randomized controlled trial is the preferred approach as it provides a more robust efficacy and safety assessment and allows for direct comparisons to an available therapy. To that end, the FDA outlined considerations for designing, conducting, and analyzing data for trials intended to support accelerated approvals of oncology therapeutics. While this guidance is currently only in draft form and will not be legally binding even when finalized, we will need to consider the FDA’s guidance closely if we seek accelerated approval for any of our products. Accordingly, even if we do receive accelerated approval, we may not experience a faster development or regulatory review or approval process, and receiving accelerated approval does not provide assurance of ultimate full FDA approval.

Finally, there can be no assurance that we will satisfy all FDA requirements, including new provisions, that govern accelerated approval. For example, with the passage of FDORA in December 2022, Congress modified certain provisions governing accelerated approval of drug and biologic products. Specifically, the new legislation authorized the FDA to require a sponsor to have its confirmatory clinical trial underway before accelerated approval is awarded and to submit progress reports on its post-approval studies to the FDA every six months until the study is completed. Moreover, FDORA established expedited procedures authorizing the FDA to withdraw an accelerated approval if certain conditions are met, including where a required confirmatory study fails to verify and describe the predicted clinical benefit or where evidence demonstrates the product is not shown to be safe or effective under the conditions of use. The FDA may also use such procedures to withdraw an accelerated approval if a sponsor fails to conduct any required post-approval study of the product with due diligence, including with respect to “conditions specified by the Secretary.” The new procedures include the provision of due notice and an explanation for a proposed withdrawal, and opportunities for a meeting with the FDA Commissioner or the FDA Commissioner’s designee and a written appeal, among other things. We will need to fully comply with these and other requirements in connection with the development and approval of any product candidate that qualifies for accelerated approval.

In the EU, a “conditional” marketing authorization may be granted in cases where all the required safety and efficacy data are not yet available. A conditional marketing authorization is subject to conditions to be fulfilled for generating missing data or ensuring increased safety measures. A conditional marketing authorization is valid for one year and has to be renewed annually until fulfillment of all relevant conditions. Once the applicable pending studies are provided, a conditional marketing authorization can become a “standard” marketing authorization. However, if the conditions are not fulfilled within the timeframe set by the EMA, the marketing authorization will cease to be renewed.

We conducted, and may in the future conduct, clinical trials for certain of our product candidates at sites outside the U.S. The FDA may not accept data from trials conducted in such locations and the conduct of trials outside the U.S. could subject us to additional delays and expense.

Prior to our discontinuation of clinical development of nemvaleukin, we conducted our clinical trials globally, including at sites outside the U.S. For example, we previously conducted or may in the future conduct clinical trials in Canada, Australia, South Korea, Poland, Spain, Taiwan, the United Kingdom (“UK”), Italy, Austria, Israel, Singapore, Germany, Belgium, Lithuania, the Czech Republic, Norway, Denmark, and France. Although the FDA may accept data from clinical trials conducted outside the U.S., acceptance of these data is subject to certain conditions imposed by the FDA. In cases where data from foreign clinical trials are intended to serve as the sole basis for marketing approval in the U.S., the FDA will generally not approve the application on the basis of foreign data alone unless (i) the data are applicable to the U.S. population and U.S. medical practice; (ii) the trials were performed by clinical investigators of recognized competence and pursuant to good clinical practice (“GCP”) regulations; and (iii) the data may be considered valid without the need for an on-site inspection by the FDA, or if the FDA considers such inspection to be necessary, the FDA is able to validate the data through an on-site inspection or other appropriate means.

In addition, even where the foreign study data are not intended to serve as the sole basis for approval, the FDA will not accept the data as support for an application for marketing approval unless the study satisfies certain conditions. For example, the clinical trial must be well designed and conducted and performed by qualified investigators in accordance with GCP. The FDA must be able to validate the data from the trial through an onsite inspection if necessary. The trial population must also have a similar profile to the U.S. population, and the data must be applicable to the U.S. population and U.S. medical practice in ways that the FDA deems clinically meaningful, except to the extent the disease being studied does not typically occur in the U.S. In addition, while these clinical trials are subject to applicable local laws, the FDA acceptance of the data will be dependent upon its determination that the trials also complied with all applicable U.S. laws and regulations. There can be no assurance that the FDA will accept data from clinical trials conducted outside of the U.S. If the FDA does not accept the data from any trial that we conduct outside the U.S., it would likely result in the need for additional trials, which would be costly and time-consuming and delay or permanently halt our development of our product candidates.

In addition, the conduct of clinical trials outside the U.S. could have a significant adverse impact on us or the trial results. Risks inherent in conducting international clinical trials include clinical practice patterns and standards of care that vary widely among countries; non-U.S. regulatory authority requirements that could restrict or limit our ability to conduct our clinical trials; administrative burdens of conducting clinical trials under multiple non-U.S. regulatory authority frameworks; non-U.S. exchange rate fluctuations; and diminished protection of intellectual property in some countries. In addition, global economic or political unrest could result in delays in any future clinical trials we may conduct, or the ability of third parties on whom we rely to conduct our clinical trials in a timely manner. Any such delay could have an adverse impact on our business, financial condition and results of operations.

Side effects, serious adverse events, or other undesirable properties could arise from the use of our product candidates and, in turn, could delay or halt clinical trials, delay or prevent regulatory approval, result in a restrictive label for our products, if approved, or result in significant negative consequences following any marketing approval.

Undesirable side effects or serious adverse events caused by any product candidates we develop in the future could cause us or regulatory authorities to interrupt, delay, or halt clinical trials and could result in a restrictive label for any approved products or the delay or denial of regulatory approval by the FDA or other comparable non-U.S. regulatory authorities.

Any related drug side effects or serious adverse events, or unforeseen side effects or serious adverse events in our clinical trials could affect clinical trial patient recruitment or the ability or desire of enrolled patients to complete the clinical trial, could result in suspension or termination of our clinical trials, or potential product liability claims.

Additionally, if any of future product candidates receive marketing approval, and we or others later identify undesirable side effects or serious adverse events caused by such product, a number of potentially significant consequences could result, including:

•	we may suspend or be forced to suspend marketing of such product;

•	we may be obliged to conduct a product recall or product withdrawal;

•	other regulatory authorities may suspend, vary, or withdraw their approvals of such product;

•	regulatory authorities may order the seizure of such product;

•	regulatory authorities may require additional warnings on the label or a REMS that could diminish the usage or otherwise limit the commercial success of such product;

•	we may be required to conduct post marketing studies for such product;

•	we could be sued and held liable for harm caused to patients that are believed to be related to use of such product;

•	we could be required to pay fines and face other administrative, civil, and criminal penalties; and

•	our reputation may suffer.

Any of these events could prevent us from achieving or maintaining market acceptance of such product.

Preclinical development is uncertain. Our discovery-stage and preclinical programs may experience delays or may never advance to clinical trials.

Our interleukin-18 (“IL-18”) and interleukin-12 (“IL-12”) programs are still in the preclinical stage of development, and their risk of failure is high. Before we can commence clinical trials for a product candidate, we must complete extensive preclinical testing and studies that support our planned Investigational New Drug applications (“IND”) in the U.S., or similar applications in other jurisdictions. We cannot be certain of the timely completion or outcome of our preclinical testing and studies and cannot predict if the FDA or other regulatory authorities will accept our proposed clinical programs or if the outcome of our preclinical testing and studies will ultimately support the further development of our programs.

We may not be successful in our efforts to identify or discover additional product candidates.

If we were to decide to explore other therapeutic opportunities in addition to product candidates that we have previously developed, we may fail to identify or discover viable new product candidates for clinical development for a number of reasons. If we were to fail to identify additional potential product candidates, our business could be materially harmed.

Research programs to pursue the development of product candidates for additional indications and to identify new product candidates and disease targets require substantial technical, financial and human resources whether or not they are ultimately successful. Our research programs may initially show promise in identifying potential indications and/or product candidates, yet fail to yield results for clinical development for a number of reasons, including:

•	the research methodology used may not be successful in identifying potential indications and/or product candidates;

•	potential product candidates may, after further study, be shown to have harmful adverse effects or other characteristics that indicate they are unlikely to be effective drugs; or

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it may take greater human and financial resources than we will possess to identify additional therapeutic opportunities for our product candidates or to develop suitable potential product candidates through internal research programs, thereby limiting our ability to develop, diversify and expand our product portfolio.

Accordingly, there can be no assurance that we will ever be able to develop suitable future product candidates through internal research programs, which could materially adversely affect our future growth and prospects.

The regulatory approval process for any future product candidates will be lengthy, time-consuming and inherently unpredictable and we may experience significant delays in the clinical development and regulatory approval, if any, of our product candidates.

We are not permitted to market any biological product in the U.S. until we receive approval of a BLA from the FDA. We have not previously submitted a BLA to the FDA, or similar marketing application to comparable non-U.S. regulatory authorities. A BLA must include extensive preclinical and clinical data and supporting information to establish that the product candidate is safe, pure and potent for each desired indication. A BLA must also include significant information regarding the chemistry, manufacturing and controls for the product, and the manufacturing facilities must complete a successful pre-license inspection.

The FDA’s approval of a BLA is not guaranteed, and the review and approval process is expensive, uncertain and may take several years. The FDA also has substantial discretion in the approval process. The number and types of preclinical studies and clinical trials that will be required for BLA approval varies depending on the product candidate, the disease or the condition that the product candidate is designed to treat and the regulations applicable to any particular product candidate. Despite the time and expense associated with preclinical studies and clinical trials, failure can occur at any stage.

The FDA may also require a panel of experts, referred to as an advisory committee (“Advisory Committee”), to deliberate on the adequacy of the safety and efficacy data from our clinical studies to support approval. The opinion of the Advisory Committee, although not binding, may have a significant impact on our ability to obtain approval in the U.S. of any product candidate that we develop based on the completed clinical trials.

In addition, public concern regarding the safety or efficacy of biopharmaceutical products could delay or limit our ability to obtain regulatory approval, result in the inclusion of unfavorable information in our labeling or require us to undertake other activities that may entail additional costs. We have not obtained FDA approval for any product as a standalone entity. This lack of experience may impede our ability to obtain FDA approval in a timely manner, if at all, for any current or future product candidates.

Our applications for our product candidates could fail to receive regulatory approval for many reasons, including the following:

•	the FDA, EMA or other comparable foreign regulatory authorities may disagree with the design, implementation or results of our clinical trials;

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the FDA, EMA or other comparable foreign regulatory authorities may determine that our product candidates are not safe and effective or have undesirable or unintended adverse events, toxicities or other characteristics that preclude our obtaining marketing approval or prevent or limit commercial use;

•	the population studied in the clinical trial may not be sufficiently broad or representative to assure efficacy and safety in the full population for which we seek approval;

•	the FDA, EMA or other comparable foreign regulatory authorities may disagree with our interpretation of data from preclinical studies or clinical trials or view such data as being biased;

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the unblinding associated with an interim analysis of data from a clinical trial may negatively impact the review and interpretation of such data by the FDA, EMA or other comparable foreign regulatory authority because such regulatory authority may view the unblinding as having potentially introduced bias into the study or otherwise more generally compromised the study’s integrity;

•	we may be unable to demonstrate to the FDA, EMA or other comparable foreign regulatory authorities that our product candidates’ risk-benefit ratios for their proposed indications are acceptable;

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the FDA, EMA or other comparable foreign regulatory authorities may fail to approve the manufacturing processes, test procedures and specifications or facilities of third-party manufacturers with which we contract for clinical and commercial supplies; and

•	the approval policies or regulations of the FDA, EMA or other comparable foreign regulatory authorities may significantly change in a manner rendering our clinical data insufficient for approval.

Any delay or failure in seeking or obtaining required approvals would have a material and adverse effect on our ability to generate revenue from any particular product candidates we are developing and for which we are seeking approval.

Manufacturing of biological products is complex, and we may experience manufacturing problems that result in delays in our development or commercialization programs.

The manufacturing of biologics is complex and difficult and we and the third parties upon whom we have relied for manufacturing may experience production issues or interruptions for our product candidates, including raw material or starting material variability in terms of quality, cell line viability, productivity or stability issues, shortages of any kind, shipping, distribution, storage and supply chain failures, growth media contamination, equipment malfunctions, operator errors, facility contamination, labor problems, natural disasters, disruption in utility services, terrorist activities, or “acts of God” that are beyond our control or the control of our third-party manufacturers and other third parties.

Given the nature of biologics manufacturing, there is a risk of contamination during manufacturing. Any contamination could materially harm our ability to produce product candidates on schedule and could harm our results of operations and cause reputational damage. Some of the raw materials that we anticipate will be required in our manufacturing process are derived from biological sources. Such raw materials may be difficult to procure and may be subject to contamination or recall.

Problems with the manufacturing process, even minor deviations from the normal process, could result in product defects or manufacturing failures that result in lot failures, product recalls, product liability claims, insufficient inventory or potentially delay progression of our preclinical or clinical development of any product candidates we may develop. If we were to successfully develop product candidates, we may encounter problems achieving adequate quantities and quality that meet FDA, EMA, or other comparable applicable non-U.S. standards or specifications with consistent and acceptable production yields and costs. Our ability to scale our manufacturing and maintain the manufacturing process at the same levels of quality and efficacy that we are currently manufacturing is yet to be established. If we or our third-party manufacturers are unable to scale our manufacturing at the same levels of quality and efficiency, we may not have sufficient supply for our clinical trials or commercial supply. A material shortage, contamination or manufacturing failure in the manufacture of any product candidates we may develop or other adverse impact or disruption in the commercial manufacturing or the production of clinical material could materially harm our development timelines and our business, financial condition, results of operations and prospects.

We also face risks related to our reliance on our current and any future third-party manufacturers. For example, we and our third-party manufacturers are subject to significant regulation with respect to manufacturing our product candidates. All entities involved in the manufacturing of our biological product candidates for clinical trials and, if approved, for commercial sale, including any third-party manufacturers of any product candidates we may develop, are subject to extensive regulation, including that such product candidates must be manufactured in accordance with applicable current Good Manufacturing Practices (“cGMP”). These regulations govern manufacturing processes and procedures (including record keeping) and the implementation and operation of quality systems to control and assure the quality of investigational products and products approved for sale. Poor control of production processes can lead to the introduction of adventitious agents or other contaminants or to inadvertent changes in the properties or stability of our product candidates that may not be detectable in final product testing. We or our third-party manufacturers must supply all necessary documentation in support of a BLA on a timely basis and must adhere to the FDA’s current good laboratory practices and cGMP regulations, as applicable. Our facilities and quality systems and the facilities and quality systems of our third-party manufacturers must pass a pre-approval inspection for compliance with the applicable regulations as a condition of regulatory approval of any product candidates we may develop or any of our other potential products. In addition, the regulatory authorities may, at any time, audit or inspect a manufacturing facility involved with the preparation of our product candidates or our other potential products or the associated quality systems for compliance with the regulations applicable to the activities being conducted. If these facilities do not pass a pre-approval plant inspection, FDA approval of the products will not be granted.

Regulatory authorities also may, at any time following approval of a product for sale, audit our third-party manufacturers’ facilities. If any such inspection or audit identifies a failure to comply with applicable regulations or if a violation of our product specifications or applicable regulations occurs independent of such an inspection or audit, we or the relevant regulatory authority may require remedial measures that may be costly and/or time-consuming for us or a third party to implement and that may include the temporary or permanent suspension of a clinical trial or commercial sales or the temporary or permanent closure of a facility. Any such remedial measures imposed upon us or third parties with whom we contract could materially harm our business.

If we or any third-party manufacturer with which we contract for manufacturing and supply fail to maintain regulatory compliance, the FDA can impose regulatory sanctions including, among other things, refusal to approve a pending application for a new drug product or biological product, or revoke an existing approval. As a result, our business, financial condition and results of operations may be materially harmed.

Currently, we depend on single source manufacturers for certain elements of the manufacturing processes for certain of our product candidates. We cannot ensure that these manufacturers will remain in business or have sufficient capacity or supply to meet our needs. If the third-party manufacturers on whom we rely have insufficient capacity or experience supply, labor or other interruptions, or experience manufacturing challenges related to quality, failure relating to materials, the supply and quality of active pharmaceutical ingredients and other product components and any potential shortage of raw materials, safety issues, utility or transportation disruptions or other site-specific incidents, environmental incidents, and others, our development and commercialization plans for our product candidates may be disrupted. Our use of single source manufacturers exposes us to several other risks, including price increases or manufacturing delays beyond our control. Moreover, reliance on third-party manufacturers generally entails risks to which we would not be subject if we manufactured the product candidates or components of the product candidates ourselves, including:

•	the inability to negotiate manufacturing agreements with third parties under commercially reasonable terms or at all, particularly if they are affiliated with our competitors;

•	scheduling and supply risks as a result of using third-party manufacturers for all aspects of manufacturing activities, particularly if they are under contract with our competitors;

•	termination or nonrenewal of manufacturing agreements with third parties in a manner or at a time that is costly or damaging to us;

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disruptions to the operations of our third-party manufacturers or suppliers caused by conditions unrelated to our business or operations, including the bankruptcy of the manufacturer or supplier, public health crises or global conflicts;

•	the inability to obtain components or materials from alternate sources at acceptable prices in a timely manner; and

•	substantial delays or difficulties related to the establishment of replacement manufacturers who meet regulatory requirements.

Any of these events could lead to clinical trial delays or failure to obtain regulatory approval or impact our ability to successfully commercialize future products. Some of these events could be the basis for FDA action, including injunction, recall, seizure or total or partial suspension of production.

Additionally, if supply from one approved manufacturer is interrupted, such as could be the case with our current third-party manufacturer, there could be a significant disruption in supply. While we believe there are alternate manufacturers who can provide the manufacturing processes required to develop our product candidates, if we have to switch to a replacement manufacturer, the manufacture and delivery of our product candidates could be interrupted for an extended period, which could adversely affect our business. Furthermore, an alternative manufacturer would need to be pre-approved by the FDA through a BLA supplement which could result in further delay. The regulatory authorities may also require additional bridging studies or trials if a new manufacturer is relied upon for commercial production. Switching manufacturers may involve substantial costs and is likely to result in a delay in our desired clinical and commercial timelines.

If we are unable to successfully complete clinical development of, obtain regulatory approval for, or commercialize our product candidates, or if we experience delays in doing so, our business will be materially harmed.

Following the discontinuation of the development of nemvaleukin, our business is highly dependent on the development of future product candidates, including our IL-18 and IL-12 programs, which may never advance to clinical-stage development. In April 2025, following a review of data from our Phase 2 ARTISTRY-6 trial in melanoma and our Phase 3 ARTISTRY-7 trial in platinum-resistant ovarian cancer, we determined to discontinue all clinical development of nemvaleukin, which had been our lead product candidate, which had a material impact on our business.

Commencing clinical trials in the U.S. is subject to acceptance by the FDA of an IND and finalizing the trial design based on discussions with the FDA and other regulatory authorities. In the event that the FDA were to require us to complete additional preclinical studies or we were required to satisfy other FDA requests prior to commencing clinical trials, the start of our clinical trials may have been delayed. Even after we receive and incorporate guidance from these regulatory authorities, the FDA or other regulatory authorities could disagree that we have satisfied their requirements to commence any clinical trial or change their position on the acceptability of our trial design or the clinical endpoints selected, which may require us to complete additional preclinical studies or clinical trials or impose stricter approval conditions than we currently expect. In addition, emerging data from other clinical trials and regulatory approvals of other product candidates could impact the acceptability of our clinical trial designs. There are equivalent processes and risks applicable to clinical trial applications in other countries, including countries in the European Union (“EU”).

We may experience issues that require revisions to our trial design and trial protocols. We have had minimal interaction with the FDA or other regulatory authorities with respect to our IL-18 and IL-12 programs, and the FDA or other regulatory authorities may not agree with any development strategy or plans for such programs that we may develop in the future.

We also may experience difficulties with patient recruitment and enrollment, quality and provision of clinical supplies, or early safety signals.

Even if we succeed in obtaining regulatory approval for a product candidate, we do not currently have an infrastructure for the sale, marketing, market access, patient service and distribution of pharmaceutical products. In order to market our product candidates, we must build our sales, marketing, managerial and other non-technical capabilities, or arrange with third parties to perform these services. There are risks involved with both establishing our own commercial capabilities and entering into arrangements with third parties to perform these services. For example, recruiting and training a sales force or reimbursement specialists is expensive and time-consuming and could delay any product candidate launch. If commercialization is delayed or does not occur, we would have prematurely or unnecessarily incurred such expenses. This may be costly, and our investment would be lost if we cannot retain or reposition our commercialization personnel.

If we enter into arrangements with third parties to perform sales, marketing, commercial support and distribution services, our product revenue or potential profitability from such product revenue may be lower than if we were to market and sell any products we may develop ourselves. In addition, we may fail to enter into arrangements with third parties to commercialize our product candidates or may be unable to do so on terms that are favorable to us. We may have little control over such third parties, and any of them may fail to devote the necessary resources and attention to sell and market our products effectively. If we do not establish commercialization capabilities successfully, either on our own or in collaboration with third parties, or if we are unable to do so on commercially reasonable terms, we will not be successful in commercializing our product candidates if approved and our business, prospects, financial condition and results of operations will be materially harmed.

The success of our business, including our ability to finance our company and generate any revenue in the future, will primarily depend on the successful development, regulatory approval and commercialization of our current and any future product candidates, which may never occur. It may be years before we are able to demonstrate clinical trial safety and efficacy data sufficient to warrant submission for approval for commercialization, and we may never be able to do so. If we are unable to develop, or obtain regulatory approval for, or, if approved, successfully commercialize our current or any future product candidates, we may not be able to generate sufficient revenue to continue our business.

The FDA or other regulatory authorities may not agree with our regulatory approval strategies or components of our filings for any future products and may not approve, or may delay approval of, our products.

While we have discontinued all clinical development of nemvaleukin, we must obtain government approvals before marketing or selling any future products. The FDA in the U.S., and comparable regulatory authorities in other jurisdictions, impose substantial and rigorous requirements for the development, manufacture and commercialization of biological products, the satisfaction of which can take a significant number of years and can vary substantially based upon the type, complexity and novelty of the product.

In addition, regulation is not static, and regulatory authorities, including the FDA, evolve in their staff, interpretations and practices and may impose more stringent requirements than currently in effect, which may adversely affect our plans for product development, manufacture and/or commercialization. Additionally, changes in laws or regulations, particularly if there are changes in or the enactment of additional statutes, promulgation of regulations or issuance of guidance during preclinical or clinical development, may require us to change our trial designs or conduct additional trials. For example, in December 2022, with the passage of FDORA, Congress required sponsors to develop and submit a diversity action plan for each Phase 3 clinical trial or any other “pivotal study” of a new drug or biological product. In January 2025, in response to an Executive Order issued by the President on diversity, equity and inclusion programs, the FDA removed this draft guidance from its website. The approval procedure and the time required to obtain approval also varies among countries. Regulatory authorities may have varying interpretations of the same data, and approval by one regulatory authority does not ensure approval by regulatory authorities in other jurisdictions. In addition, the FDA or other regulatory authorities may choose not to communicate with or update us during clinical testing and regulatory review periods and the ultimate decision by the FDA or other regulatory authorities regarding drug approval may not be consistent with prior communications.

Moreover, principal investigators for our clinical trials may serve as scientific advisors or consultants to us and receive compensation in connection with such services. Under certain circumstances, we may be required to report some of these relationships to the FDA or comparable foreign regulatory authorities. The FDA or a comparable foreign regulatory authority may conclude that a financial relationship between us and a principal investigator has created a conflict of interest or otherwise affected the interpretation of the study. The FDA or comparable foreign regulatory authority may therefore question the integrity of the data generated at the applicable clinical trial site and the utility of the clinical trial itself may be jeopardized. This could result in a delay in approval, or rejection, of our marketing applications by the FDA or comparable foreign regulatory authority, as the case may be, and may ultimately lead to the denial of marketing approval of one or more of our product candidates.

Regulatory approval by the FDA or other regulatory authorities can be delayed, limited or not granted at all for many reasons, including because regulatory authorities may not agree with our regulatory approval strategies, plans for accelerated development timelines, components of our filings such as clinical trial designs, conduct and methodologies, or the sufficiency of our submitted data to meet their requirements for product approval. Regulatory authorities might not approve our or our licensees’ manufacturing processes or facilities, or those of the CROs and contract manufacturing organizations who conduct research or manufacturing work on our or our licensees’ behalf. Regulatory authorities also may change their requirements for approval or post-approval marketing. We will need to reach agreement with the FDA on a confirmatory data plan and there is no guarantee that the FDA will agree to any confirmatory data plan that we propose. The treatment of cancer is a rapidly evolving field and will continue to evolve. By such time, if ever, as we may receive necessary regulatory approvals for our product candidates, the standard of care for the treatment of the relevant cancers may have evolved such that it would be necessary to modify our plans for regulatory approval, and the prospects for regulatory approval and commercial acceptance of our products may be limited by a change in the standard of care.

Further, under the Pediatric Research Equity Act (“PREA”), an NDA or supplement to an NDA for certain drug products must contain data to assess the safety and effectiveness of the drug product in all relevant pediatric subpopulations and to support dosing and administration for each pediatric subpopulation for which the product is safe and effective, unless the sponsor receives a deferral or waiver from the FDA. A deferral may be granted for several reasons, including a finding that the product or therapeutic candidate is ready for approval for use in adults before pediatric trials are complete or that additional safety or effectiveness data needs to be collected before the pediatric trials begin. The applicable legislation in the EU also requires sponsors to either conduct clinical trials in a pediatric population in accordance with a Pediatric Investigation Plan approved by the Pediatric Committee of the EMA or to obtain a waiver or deferral from the conduct of these studies by this Committee. For any of our product candidates for which we are seeking regulatory approval in the U.S. or the EU, we cannot guarantee that we will be able to obtain a waiver or alternatively complete any required studies and other requirements in a timely manner, or at all, which could result in associated reputational harm and subject us to enforcement action.

Any failure to obtain, or delay in obtaining, regulatory approval for our future product candidates will prevent or delay their commercialization and could have a material adverse effect on our business, financial condition, cash flows and results of operations. In addition, any failure to obtain, or delay in obtaining, approval for our future product candidates could have a material impact on our shareholders’ confidence in the strength of our development capabilities and/or our ability to generate significant revenue from our development program and could result in a significant decline in our share price.

Inadequate funding for the FDA, the SEC and other U.S. government agencies or the EMA or comparable foreign regulatory authorities could hinder their ability to hire and retain key leadership and other personnel, prevent new products and services from being developed or commercialized in a timely manner or otherwise prevent those agencies from performing normal business functions on which the operation of our business may rely, which could negatively impact our business.

The ability of the FDA, EMA or comparable foreign regulatory authorities to review and approve new products can be affected by a variety of factors, including government budget and funding levels, ability to hire and retain key personnel and accept the payment of user fees, and statutory, regulatory, and policy changes. Average review times at the FDA and other regulators have fluctuated in recent years as a result. In addition, government funding of the FDA, SEC and other government agencies on which our operations may rely, including those that fund research and development activities, is subject to the political process, which is inherently fluid and unpredictable.

Disruptions at the FDA, EMA and other agencies may also slow the time necessary for new drugs to be reviewed and/or approved by necessary government agencies, which would adversely affect our business. For example, in recent years, including in 2018 and 2019, the U.S. government shut down several times and certain regulatory agencies, such as the FDA and the SEC, had to furlough critical employees and stop critical activities. In addition, disruptions may result in events similar to the COVID-19 pandemic. During the COVID-19 pandemic, a number of companies announced receipt of complete response letters due to the FDA’s inability to complete required inspections for their applications. In the event of a similar public health emergency in the future, the FDA may not be able to continue its current pace and review timelines could be extended. Finally, with the change in presidential administrations in 2025, there is substantial uncertainty as to how, if at all, the new administration will seek to modify or revise the requirements and policies of the FDA and other regulatory agencies with jurisdiction over our product candidates. The impending uncertainty could present new challenges or potential opportunities as we navigate the clinical development and approval process for our product candidates. Regulatory authorities outside the U.S. facing similar circumstances may adopt similar restrictions or other policy measures in response to a similar public health emergency and may also experience delays in their regulatory activities.

Accordingly, if a prolonged government shutdown occurs, or if the views of the current presidential administration result in a change in its conception of the priorities of the FDA, SEC, and/or other federal regulatory agencies, including changes to such agencies’ employment levels, it could significantly impact the ability of the FDA to timely review and process our regulatory submissions, which could have a material adverse effect on our business. Further, future government shutdowns could impact our ability to access the public markets and obtain necessary capital in order to properly capitalize and continue our operations.

Even if we receive regulatory approval of any product candidates, we will be subject to ongoing regulatory obligations and continued regulatory review, which may result in significant additional expense and we may be subject to penalties if we fail to comply with regulatory requirements or experience unanticipated problems with our product candidates.

If any of our future product candidates are approved, they will be subject to ongoing regulatory requirements for manufacturing, labeling, packaging, storage, advertising, promotion, sampling, record-keeping, conduct of post-marketing studies and submission of safety, efficacy and other post-marketing information, including both U.S. federal and state requirements in the U.S. and requirements of comparable non-U.S. regulatory authorities.

In addition, we will be subject to continued compliance with cGMP and GCP requirements for any clinical trials that we conduct post-approval. Manufacturers and manufacturers’ facilities are required to comply with extensive FDA, EMA and comparable non-U.S. regulatory authority requirements, including ensuring that quality control and manufacturing procedures conform to cGMP regulations and applicable product tracking and tracing requirements. As such, we and our contract manufacturers will be subject to continual review and inspections to assess compliance with cGMP and adherence to commitments made in any BLA or other marketing application and previous responses to inspection observations. Accordingly, we and others with whom we work must continue to expend time, money and effort in all areas of regulatory compliance, including manufacturing, production and quality control.

Any regulatory approvals that we receive for our product candidates may be subject to limitations on the approved indicated uses for which the product may be marketed or to the conditions of approval, or contain requirements for potentially costly post-marketing testing, including Phase 4 clinical trials and surveillance to monitor the safety and efficacy of the product candidate. Certain endpoint data we hope to include in any approved product labeling also may not make it into such labeling, including exploratory or secondary endpoint data such as patient-reported outcome measures. In addition, if the FDA, EMA or a comparable non-U.S. regulatory authority approves our product candidates, we will have to comply with requirements including submissions of safety and other post-marketing information and reports and registration.

Even if any of our product candidates receive regulatory approval from the FDA or other regulatory authorities, the approved label for the product may not be consistent with our initial expectations or commercial plans. For example, the FDA or other regulatory authorities may impose limitations on the clinical data that may be included in the label or grant narrower indications for use than we sought or add a limitation on us or may require us to engage in deferred pediatric studies where such studies may be required under the Pediatric Research Equity Act. The FDA or other regulatory authorities may also restrict the manner in which the product may be marketed, require labeling statements such as a boxed warning or contraindications, or impose additional post-approval requirements, such as a REMS, with which we would need to comply in order to maintain the approval of such product. Our business could be seriously harmed if we do not complete these post-approval requirements or if such post-approval requirements significantly restrict the marketing, sale or use of such product, impose costly requirements on our activities, or place us at a competitive disadvantage to other pharmaceutical and biotechnology companies.

The FDA may impose consent decrees or withdraw approval if compliance with regulatory requirements and standards is not maintained or if problems occur after the product reaches the market. Later discovery of previously unknown problems with our product candidates, including adverse events of unanticipated severity or frequency, or with our third-party manufacturers or manufacturing processes, or failure to comply with regulatory requirements, may result in revisions to the approved labeling to add new safety information, imposition of post-marketing studies or clinical trials to assess new safety risks or imposition of distribution restrictions or other restrictions under a REMS program. Other potential consequences include, among other things:

•	restrictions on the marketing or manufacturing of our products, withdrawal of the product from the market or voluntary or mandatory product recalls;

•	fines, warning letters or holds on clinical trials;

•	refusal by the FDA to approve pending applications or supplements to approved applications filed by us or suspension or revocation of license approvals;

•	product seizure or detention or refusal to permit the import or export of our product candidates; and

•	injunctions or the imposition of civil or criminal penalties.

We cannot predict the likelihood, nature or extent of government regulation that may arise from future legislation or administrative action, either in the U.S. or abroad. If we are slow or unable to adapt to changes in existing requirements or the adoption of new requirements or policies, or if we are not able to maintain regulatory compliance, we may lose any marketing approval that we may have obtained and we may not achieve or sustain profitability.

The FDA, EMA and other regulatory authorities actively enforce the laws and regulations prohibiting the promotion of off-label uses.

If any of our product candidates are approved and we are found to have improperly promoted off-label uses of those products, we may become subject to significant liability. The FDA, EMA and other regulatory authorities strictly regulate the promotional claims that may be made about prescription products, such as our product candidates, if approved. In particular, a product may not be promoted in the U.S. for uses that are not approved by the FDA as reflected in the product’s approved labeling, or in other jurisdictions for uses that differ from the labeling or uses approved by the applicable regulatory authorities. While physicians may prescribe products for off-label uses, the FDA, EMA and other regulatory authorities actively enforce laws and regulations that prohibit the promotion of off-label uses by companies, including promotional communications made by companies’ sales force with respect to off-label uses that are not consistent with the approved labeling, and a company that is found to have improperly promoted off-label uses may be subject to significant civil, criminal and administrative penalties.

Notwithstanding the regulatory restrictions on off-label promotion, the FDA and other regulatory authorities allow companies to engage in truthful, non-misleading, and non-promotional scientific communications concerning their products in certain circumstances. For example, in October 2023, the FDA published draft guidance outlining the agency’s non-binding policies governing the distribution of scientific information on unapproved uses to healthcare providers. This draft guidance calls for such communications to be truthful, non-misleading, factual, and unbiased and include all information necessary for healthcare providers to interpret the strengths and weaknesses and validity and utility of the information about the unapproved use. In addition, under some relatively recent guidance from the FDA and the Pre-Approval Information Exchange Act signed into law as part of the Consolidated Appropriations Act of 2023, companies may also promote information that is consistent with the prescribing information and proactively speak to formulary committee members of payors regarding data for an unapproved drug or unapproved uses of an approved drug. We may engage in these discussions and communicate with healthcare providers, payors and other constituencies in compliance with all applicable laws, regulatory guidance and industry best practices. We will need to carefully navigate the FDA’s various regulations, guidance and policies, along with recently enacted legislation, to ensure compliance with restrictions governing promotion of our products.

If we are found to have promoted such off-label uses, we may become subject to significant liability. The U.S. federal government has levied large civil and criminal fines against companies for alleged improper promotion of off-label use and has enjoined several companies from engaging in off-label promotion. The FDA has also requested that companies enter into consent decrees or permanent injunctions under which specified promotional conduct is changed or curtailed. If we cannot successfully manage the promotion of our product candidates, if approved, we could become subject to significant liability, which would materially adversely affect our business and financial condition.

We could be adversely affected by several significant administrative law cases decided by the U.S. Supreme Court in 2024, other ongoing litigation involving the FDA and the changes in the executive branch of the federal government.

We could be adversely affected by several significant administrative law cases decided by the U.S. Supreme Court in 2024. In Loper Bright Enterprises v. Raimondo, for example, the Court overruled Chevron U.S.A., Inc. v. Natural Resources Defense Council, Inc., which for 40 years required federal courts to defer to permissible agency interpretations of statutes that are silent or ambiguous on a particular topic. The U.S. Supreme Court stripped federal agencies of this presumptive deference and held that courts must exercise their independent judgment when deciding whether an agency such as the FDA acted within its statutory authority under the Administrative Procedure Act (“APA”). Additionally, in Corner Post, Inc. v. Board of Governors of the Federal Reserve System, the Court held that actions to challenge a federal regulation under the APA can be initiated within six years of the date of injury to the plaintiff, rather than the date the rule is finalized. The decision appears to give prospective plaintiffs a personal statute of limitations to challenge longstanding agency regulations. Another decision, Securities and Exchange Commission v. Jarkesy, overturned regulatory agencies’ ability to impose civil penalties in administrative proceedings. These decisions could introduce additional uncertainty into the regulatory process and may result in additional legal challenges to actions taken by federal regulatory agencies, including the FDA and CMS, that we rely on. In addition to potential changes to regulations as a result of legal challenges, these decisions may result in increased regulatory uncertainty and delays and other impacts, any of which could adversely impact our business and operations.

Further, our ability to develop and market new drug products may be impacted by litigation challenging the FDA’s approval of another company’s drug product. In April 2023, the U.S. District Court for the Northern District of Texas invalidated the approval by the FDA of mifepristone, a drug product which was originally approved in 2000 and whose distribution is governed by various measures adopted under a REMS. In recent action regarding this litigation, on October 11, 2024, the Attorneys General of three states (Missouri, Idaho and Kansas) filed an amended complaint in the district court in Texas challenging the FDA’s actions allowing for expanded access of mifepristone. Depending on the outcome of this litigation, our ability to develop new drug product candidates and to maintain approval of existing drug products could be delayed, undermined or subject to protracted litigation.

Finally, the change in presidential administrations in 2025 has created substantial uncertainty as to how, if at all, the new administration will seek to modify or revise the requirements and policies of the FDA and other regulatory agencies with jurisdiction over our product candidates. The impending uncertainty could present new challenges or potential opportunities as we navigate the clinical development and approval process for our product candidates.

The sizes of the potential markets for our product candidates are difficult to estimate and, if any of our assumptions are inaccurate, the actual markets for our product candidates may be smaller than our estimates.

The potential market opportunities for our product candidates are difficult to estimate and will ultimately depend on, among other things, the indications for which our product candidates are approved for sale, any products with which our product candidates are co-administered, the success of competing therapies and therapeutic approaches, acceptance by the medical community, patient access, product pricing, reimbursement and our ability to create meaningful value propositions for patients, prescribers and payors. Our estimates of the potential market opportunities for our product candidates are predicated on many assumptions, which may include industry knowledge and publications, third-party research reports and other surveys. Although we believe that our internal assumptions are reasonable, these assumptions involve the exercise of significant judgment on the part of our management, are inherently uncertain, and their reasonableness has not been assessed by an independent source. If any of the assumptions proves to be inaccurate, the actual markets for our product candidates could be smaller than our estimates of the potential market opportunities.

We may seek certain designations for our product candidates, including Fast Track, Priority Review, and Breakthrough Therapy designations in the U.S., Innovative Licensing and Access Pathway in the UK, and PRIME Designation in the EU, but we might not receive such designations, and even if we do, such designations may not lead to a faster development or regulatory review or approval process.

The FDA may grant Fast Track designations (“FTD”) to a product candidate if it is intended, whether alone or in combination with one or more other products, for the treatment of a serious or life-threatening disease or condition and it demonstrates the potential to address unmet medical needs for such a disease or condition. For products granted FTD, sponsors may have greater interactions with the FDA, and a sponsor can submit completed sections of its BLA on a rolling basis for review by the FDA rather than waiting until every section of the BLA is completed before the entire application can be reviewed.

We previously received FTD for nemvaleukin in mucosal melanoma and for nemvaleukin in combination with pembrolizumab for platinum-resistant ovarian cancer. The FDA may remove FTD based on the data announced in connection with our ARTISTRY-6 and ARTISTRY-7 trials. We may seek certain designations for one or more of our product candidates that could expedite review and approval by the FDA. We may seek a priority review designation for one or more of our product candidates. If the FDA determines that a product candidate offers major advances in treatment or provides a treatment where no adequate therapy exists, the FDA may designate the product candidate for priority review. A priority review designation means that the goal for the FDA to review an application is six months after the 60-day filing date of an original application, rather than the standard review period of ten months after the 60-day filing date of an original application.

We may also seek Breakthrough Therapy designation for one or more of our product candidates. A Breakthrough Therapy product is defined as a product that is intended, alone or in combination with one or more other products, to treat a serious condition, and preliminary clinical evidence indicates that the product may demonstrate substantial improvement over existing therapies on one or more clinically significant endpoints, such as substantial treatment effects observed early in clinical development. For products that have been designated as Breakthrough Therapies, interaction and communication between the FDA and the sponsor of the trial can help to identify the most efficient path for clinical development while minimizing the number of patients placed in ineffective control regimens.

These designations are within the discretion of the FDA. Accordingly, even if we believe that one of our product candidates meets the criteria for these designations, the FDA may disagree and instead determine not to make such designation. Further, even if we receive a designation, the receipt of such designation for a product candidate may not result in a faster development or regulatory review or approval process compared to products considered for approval under conventional FDA procedures and does not assure ultimate approval by the FDA. In addition, even if one or more of our product candidates qualifies for these designations, the FDA may later decide that the product candidates no longer meet the conditions for qualification or decide that the time period for FDA review or approval will not be shortened.

The UK’s Medicines and Healthcare products Regulatory Agency (the “MHRA”) may also grant an Innovation Passport designation under the UK’s Innovative Licensing and Access Pathway (the “ILAP”). The ILAP aims to accelerate the time to market and facilitate patient access to certain types of medicinal products in development which target a life-threatening or seriously debilitating condition, or where there is a significant patient or public health need. To access the ILAP, an applicant applies for an Innovation Passport designation. Once an Innovation Passport designation is granted, the MHRA and its partner agencies (including The All Wales Therapeutics and Toxicology Centre, National Institute for Health and Care Excellence and the Scottish Medicines Consortium) work with the Innovation Passport designee to define a Target Development Profile (“TDP”). The TDP sets out a unique product-specific roadmap toward patient access in the UK, and provides access to a toolkit to support all stages of the design, development and approvals process, including continuous benefit-risk assessment, increased support for novel development approaches and enhanced patient engagement. Although the goal of the ILAP is to reduce the time to market and enable earlier patient access, access to the ILAP does not mean that the regulatory requirements are less stringent, nor does it ensure that a marketing authorization application will be approved within a particular timeframe or at all.

Finally, in the EU, we may seek PRIME designation for some of our product candidates in the future. PRIME is a voluntary program aimed at enhancing the EMA’s role to reinforce scientific and regulatory support in order to optimize development and enable accelerated assessment of new medicines that are of major public health interest with the potential to address unmet medical needs. The PRIME program focuses on medicines that target conditions for which there exists no satisfactory method of treatment in the European Union or even if such a method exists, the product candidate may offer a major therapeutic advantage over existing treatments. PRIME is limited to medicines under development and not authorized in the European Union and the applicant intends to apply for an initial marketing authorization application through the centralized procedure. To be accepted for PRIME designation, a product candidate must meet the eligibility criteria in respect of its major public health interest and therapeutic innovation based on information that is capable of substantiating the claims. The benefits of a PRIME designation include the appointment of a rapporteur of the Committee for Medicinal Products for Human Use to provide continued support and help to build knowledge ahead of a marketing authorization application, early dialogue and scientific advice at key development milestones, and the potential to qualify products for accelerated review, meaning reduction in the review time for an opinion on approvability to be issued earlier in the application process. PRIME designation enables an applicant to request parallel EMA scientific advice and health technology assessment advice to facilitate timely market access. Even if we receive PRIME designation for any of our product candidates, the designation may not result in a materially faster development process, review or approval compared to conventional EMA procedures. Further, obtaining PRIME designation does not assure or increase the likelihood of EMA’s grant of a marketing authorization.

We may seek Orphan Drug designations for our product candidates. However, we may be unsuccessful in obtaining, or may be unable to maintain the benefits associated with Orphan Drug designation including the potential for market exclusivity.

We previously obtained Orphan Drug Designation (“ODD”) for nemvaleukin for the treatment of mucosal melanoma but have withdrawn this designation in light of the termination of our nemvaleukin program. In the future, we may seek ODD for our product candidates. Even if we receive orphan drug exclusivity, the exclusivity may be revoked under certain circumstances, such as if the FDA later determines that the request for designation was materially defective or if we are unable to assure sufficient quantities of the product to meet the needs of patients with the rare disease or condition. We will also be required to submit annual reports describing any changes that may affect the orphan drug status of the product. Further, even if we receive orphan drug exclusivity for a product, that exclusivity may not effectively protect the product from competition during the exclusivity period because different drugs with different active moieties can be approved for the same condition, and the same product can be approved for different uses. Also, in the U.S., even after an orphan drug is approved and receives orphan drug exclusivity, the FDA may subsequently approve another drug for the same condition if the FDA concludes that the latter drug is not the same drug, including because it has been shown to be clinically superior to the drug with exclusivity because it is safer, more effective or makes a major contribution to patient care. In the EU, a marketing authorization may be granted to a similar medicinal product to an authorized orphan product for the same orphan indication if:

•

the second applicant can establish in its application that its medicinal product, although similar to the orphan medicinal product already authorized, is safer, more effective or otherwise clinically superior;

•	the holder of the marketing authorization for the original orphan medicinal product consents to a second orphan medicinal product application; or

•	the holder of the marketing authorization for the original orphan medicinal product cannot supply sufficient quantities of orphan medicinal product.

The FDA and Congress may further reevaluate the Orphan Drug Act and its regulations and policies. This may be particularly true in light of a decision from the Court of Appeals for the 11th Circuit in September 2021 finding that, for the purpose of determining the scope of exclusivity, the term “same disease or condition” means the designated “rare disease or condition” and could not be interpreted by the FDA to mean the “indication or use.” Although there have been legislative proposals to overrule this decision, they have not been enacted into law. On January 23, 2023, the FDA announced that, in matters beyond the scope of that court’s order, the FDA will continue to apply its existing regulations tying orphan-drug exclusivity to the uses or indications for which the orphan drug was approved. We do not know if, when, or how the FDA or Congress may change the orphan drug regulations and policies in the future, and it is uncertain how any changes might affect our business. Depending on what changes the FDA may make to its orphan drug regulations and policies, our business could be adversely impacted.

Obtaining and maintaining regulatory approval of our product candidates in one jurisdiction does not mean that we will be successful in obtaining regulatory approval of our product candidates in other jurisdictions.

Obtaining and maintaining regulatory approval of our product candidates in one jurisdiction does not guarantee that we will be able to obtain or maintain regulatory approval in any other jurisdiction, while a failure or delay in obtaining regulatory approval in one jurisdiction may have a negative effect on the regulatory approval process in others. For example, even if the FDA grants marketing approval of a product candidate, the European Commission or comparable non-U.S. regulatory authorities must also approve the manufacturing, marketing and promotion of the product candidate in those countries. Approval procedures vary among jurisdictions and can involve requirements and administrative review periods different from, and greater than, those in the U.S., including additional preclinical studies or clinical trials, as clinical trials conducted in one jurisdiction may not be accepted by regulatory authorities in other jurisdictions. In many jurisdictions outside the U.S., a product candidate must be approved for reimbursement before it can be approved for sale in that jurisdiction. In some cases, the price that we intend to charge for our products is also subject to approval.

We may also submit marketing applications in other countries. Regulatory authorities in jurisdictions outside of the U.S. have requirements for approval of product candidates with which we must comply prior to marketing in those jurisdictions. Obtaining non-U.S. regulatory approvals and compliance with non-U.S. regulatory requirements could result in significant delays, difficulties and costs for us and could delay or prevent the introduction of our products in certain countries. If we fail to comply with the regulatory requirements in international markets and/or receive applicable marketing approvals, our target market will be reduced and our ability to realize the full market potential of our product candidates will be harmed.

Failure to obtain marketing approval in foreign jurisdictions would prevent our product candidates from being marketed abroad. Any of our product candidates that may be approved for marketing in a foreign jurisdiction will be subject to risks associated with foreign operations.

We may market our current product candidates, if approved, in international markets either directly or through collaborations. In order to market and sell our products in the EU and other foreign jurisdictions, we must obtain separate marketing approvals and comply with numerous and varying regulatory requirements. The approval procedure varies among countries and can involve additional testing. The time required to obtain approval may differ substantially from that required to obtain FDA approval. The marketing approval process outside the U.S. generally includes all of the risks associated with obtaining FDA approval. We may not obtain approvals from regulatory authorities outside the U.S. on a timely basis, if at all. Approval by the FDA does not ensure approval by regulatory authorities in other countries or jurisdictions, and approval by one regulatory authority outside the U.S. does not ensure approval by regulatory authorities in other countries or jurisdictions or by the FDA. We may file for marketing approvals but not receive necessary approvals to commercialize our products in any market.

In many countries outside the U.S., a product candidate must also be approved for reimbursement before it can be sold in that country. In some cases, the price that we intend to charge for our products, if approved, is also subject to approval. Obtaining non-U.S. regulatory approvals and compliance with non-U.S. regulatory requirements could result in significant delays, difficulties and costs for us and could delay or prevent the introduction of our product candidates in certain countries. In addition, if we fail to obtain the non-U.S. approvals required to market our product candidates outside the U.S. or if we fail to comply with applicable non-U.S. regulatory requirements, our target markets will be reduced and our ability to realize the full market potential of our product candidates will be harmed and our business, financial condition, results of operations and prospects may be adversely affected.

Additionally, we could face heightened risks with respect to obtaining marketing authorization in the UK as a result of the withdrawal of the UK from the EU, commonly referred to as Brexit. The UK is no longer part of the European Single Market and EU Customs Union. As of January 1, 2021, the MHRA became responsible for supervising medicines and medical devices in Great Britain, comprising England, Scotland and Wales under domestic law, whereas under the terms of the Northern Ireland Protocol, Northern Ireland is currently subject to EU rules. The UK and the EU have, however, agreed to the Windsor Framework, which fundamentally changes the existing system under the Northern Ireland Protocol, including with respect to the regulation of medicinal products in the UK. From January 1, 2025 on, the changes introduced by the Windsor Framework will see the MHRA be responsible for approving all medicinal products destined for the UK market (i.e., Great Britain and Northern Ireland), and the EMA will no longer have any role in approving medicinal products destined for Northern Ireland. Any delay in obtaining, or an inability to obtain, any marketing authorizations, as a result of Brexit or otherwise, may force us to restrict or delay efforts to seek regulatory approval in the UK for our product candidates, which could significantly and materially harm our business.

We expect that we will be subject to additional risks in commercializing any of our product candidates that receive marketing approval outside the U.S., including tariffs, trade barriers and regulatory requirements; economic weakness, including inflation or political instability in particular foreign economies and markets; compliance with tax, employment, immigration and labor laws for employees living or traveling abroad; foreign currency fluctuations, which could result in increased operating expenses and reduced revenue, and other obligations incident to doing business in another country; and workforce uncertainty in countries where labor unrest is more common than in the U.S.

Risks Related to the Commercialization of Our Product Candidates

Even if a product candidate we develop receives marketing approval, it may fail to achieve the degree of market acceptance by physicians, patients, hospitals, third-party payors and others in the medical community necessary for commercial success.

If any product candidate we develop receives marketing approval, whether as a single agent or in combination with other therapies, it may nonetheless fail to gain sufficient market acceptance by physicians, patients, hospitals, cancer treatment centers, third-party payors, and others in the medical community. If our product candidates receive marketing approval but do not achieve an adequate level of acceptance, we may not generate significant product revenues and we may not become profitable.

The degree of market acceptance of any product, if approved for commercial sale, will depend on a number of factors, including:

•	the product’s efficacy, safety and potential advantages compared to alternative treatments;

•	the prevalence and severity of any side effects;

•	the product’s convenience and ease of administration compared to alternative treatments;

•	the clinical indications for which the product is approved;

•	the willingness of the target patient population to try a novel treatment and of physicians to prescribe such treatments;

•	the recommendations with respect to the product in guidelines published by scientific organizations;

•	the ability to obtain sufficient third-party insurance coverage and adequate reimbursement, including, if applicable, with respect to the use of the product as a combination therapy;

•	the strength of marketing, sales and distribution support;

•	the effectiveness of our sales and marketing efforts;

•	clinicians’ and patients’ perceptions of other similar immuno-oncology product candidates or products with a similar mechanism of action as ours;

•	the approval of other new products for the same indications;

•	our ability to offer the product for sale at competitive prices; and

•	public perception of our company and the reputation of our business.

If we obtain marketing approval for a product but such product does not achieve an adequate level of market acceptance, we may not generate or derive significant revenue from that product and our business, financial condition and results of operations may be adversely affected.

We have no history of commercializing products approved for marketing, and we have not yet implemented any commercialization operations. There can be no assurance that we will successfully establish our commercialization capabilities if any of our product candidates are approved.

We have never commercialized a product candidate and we currently have no sales, marketing or distribution capabilities. Historically and through the date of the Separation, our business was conducted by the Former Parent. Our operations to date have been limited to organizing and staffing our company, business planning, and undertaking preclinical studies and clinical trials of our product candidates. Establishing commercialization capabilities will require substantial investment of time and money and may divert significant management focus and resources. In addition, we would be competing with larger biopharmaceutical and biotechnology companies with established commercialization and marketing capabilities as we seek to recruit suitable personnel. Accordingly, there can be no assurance that our efforts to set up commercialization capabilities will be successful. We may pursue collaborative arrangements regarding the sales and marketing of our products, if approved, however, there can be no assurance that we will be able to establish or maintain such collaborative arrangements, or if we are able to do so, that they will have effective sales forces. Any revenue we receive will depend upon the efforts of such third parties, which may not be successful. Further, if we enter into arrangements with third parties to perform sales and marketing services, our product revenues, if any, may be lower than if we were to market and sell any products that we develop ourselves. We may have little or no control over the marketing and sales efforts of such third parties and our revenue from product sales may be lower than if we had commercialized our product candidates ourselves. We also face competition in our search for third parties to assist us with the sales and marketing efforts of our product candidates.

Furthermore, developing a sales and marketing organization requires significant investment, is time-consuming and could delay the launch of our product candidates. We may not be able to build an effective sales and marketing organization in the U.S., the EU or other key global markets. If we are unable to build our own distribution and marketing capabilities or to find suitable partners for the commercialization of our product candidate, we may have difficulties generating revenue from them.

There can be no assurance that we will be able to develop in-house sales and distribution capabilities or establish or maintain relationships with third-party collaborators to commercialize any product in the U.S. or overseas.

We have expended, and may in the future expend, our limited resources to pursue a particular product candidate or indication and fail to capitalize on product candidates or indications that may be more profitable or for which there is a greater likelihood of success.

We chose to initially develop nemvaleukin for the treatment of mucosal melanoma and in combination with pembrolizumab for the treatment of PROC. After our potentially registrational ARTISTRY-6 and ARTISTRY-7 trials of nemvaleukin failed to meet their primary endpoints, we decided to discontinue all development of nemvaleukin. Our future development efforts may cause us to forego or delay pursuit of opportunities in other cancer types that may prove to have greater potential. Likewise, we may forego or delay the pursuit of opportunities with other potential product candidates that may prove to have greater commercial potential.

Our resource allocation decisions may cause us to fail to capitalize on viable commercial products or profitable market opportunities. Our spending on current and future research and development programs and product candidates for specific indications may not yield any commercially viable product candidates. If we do not accurately evaluate the commercial potential or target market for a particular product candidate, we may relinquish valuable rights to that product candidate through collaboration, licensing or other similar arrangements in cases in which it would have been more advantageous for us to retain sole development and commercialization rights to the product candidate.

The successful commercialization of our product candidates will depend in part on the extent to which we obtain and maintain favorable insurance coverage, adequate reimbursement levels and cost-effective pricing policies with third-party payors.

The availability and adequacy of coverage and reimbursement by third-party payors, including governmental healthcare programs such as Medicare and Medicaid, managed care organizations, and private health insurers, are essential for most patients to be able to afford prescription medications such as our product candidates, if approved. Our ability to achieve acceptable levels of coverage and reimbursement for products by third-party payors will have an effect on our ability to successfully commercialize our product candidates. We cannot be sure that coverage and reimbursement in the U.S., the EU or elsewhere will be available for our product candidates, if approved, or any product that we may develop, and any reimbursement that may become available may be decreased or eliminated in the future.

Third-party payors increasingly are challenging prices charged for pharmaceutical products and services, and many third-party payors may refuse to provide coverage and reimbursement for particular drugs or biologics when an equivalent generic drug, biosimilar or a less expensive therapy is available. It is possible that a third-party payor may consider our product candidates as substitutable and only offer to reimburse patients for the less expensive product. Even if we show improved efficacy or improved convenience of administration with our product candidates, pricing of existing third-party therapeutics may limit the amount we will be able to charge for our product candidates. These payors may deny or revoke the reimbursement status of a given product or establish prices for new or existing marketed products at levels that are too low to enable us to realize an appropriate return on our investment in our product candidates, if approved. Even if our product candidates are approved and we obtain coverage for our product candidates by a third-party payor, such products may not be considered cost-effective and/or the resulting reimbursement payment rates may be insufficient or may require co-payments that patients find unacceptably high. Interim reimbursement levels for new medicines, if applicable, may also not be sufficient to cover our costs and may not be made permanent. Net prices for medicines may be reduced by mandatory discounts or rebates required by government healthcare programs or private payors and by any future relaxation of laws that presently restrict imports of medicines from countries where they may be sold at lower prices than in the U.S. If reimbursement is not available or is available only at limited levels, we may not be able to successfully commercialize our product candidates, if approved, and may not be able to obtain a satisfactory financial return on our product candidates.

There is significant uncertainty related to the insurance coverage and reimbursement of newly approved products. The regulations that govern marketing approvals, pricing and reimbursement for new medicines vary widely from country to country. In the U.S., third-party payors play an important role in determining the extent to which new drugs and biologics will be covered. The Medicare and Medicaid programs increasingly are used as models in the U.S. for how third-party payors develop their coverage and reimbursement policies for drugs and biologics. Some third-party payors may require pre-approval of coverage for new or innovative devices or drug therapies before they will reimburse healthcare providers who use such therapies. Moreover, increasing efforts by governmental and other third-party payors in the U.S. and abroad to cap or reduce healthcare costs may cause such organizations to limit both coverage and the level of reimbursement for newly approved products and, as a result, they may not cover or provide adequate payment for our product candidates. There has been increasing legislative and enforcement interest in the U.S. with respect to specialty drug pricing practices. Specifically, there have been several recent U.S. Congressional inquiries and proposed and enacted U.S. federal and U.S. state legislation designed to, among other things, bring more transparency to drug pricing, reduce the cost of prescription drugs under Medicare, review the relationship between pricing and manufacturer patient programs and reform government program reimbursement methodologies for drugs further discussed below. We cannot predict at this time what third-party payors will decide with respect to the coverage and reimbursement for our product candidates, if approved.

No uniform policy for coverage and reimbursement for products exists among third-party payors in the U.S. and coverage and reimbursement for products can therefore differ significantly from payor to payor and coverage and reimbursement by one payor does not guarantee coverage and reimbursement by another payor. As a result, the coverage determination process is often a time-consuming and costly process that will require us to provide scientific and clinical support for the use of our product candidates to each payor separately, with no assurance that coverage and adequate reimbursement will be applied consistently or obtained in the first instance. Our ability to demonstrate to these third-party payors that any of our approved product candidates creates a meaningful value proposition for patients, prescribers and payors will be important to gaining market access and reimbursement and there is no guarantee that we will be successful in doing so. Furthermore, we expect that healthcare reform measures that may be adopted in the future may result in more rigorous coverage criteria and in additional downward pressure on the price that we receive for any approved product. The implementation of cost containment measures or other healthcare reforms may prevent us from being able to generate revenue, attain profitability, or commercialize our products. Legislative and regulatory proposals have been made to expand post-approval requirements and restrict sales and promotional activities for pharmaceutical products. We cannot be sure whether additional legislative changes will be enacted, or whether the FDA regulations, guidance or interpretations will be changed, or what the impact of such changes on the marketing approvals or clearances of our product candidates, if any, may be.

Current and future legislation may increase the difficulty and cost for us to obtain reimbursement for any of our candidate products that do receive marketing approval.

In the U.S. and non-U.S. jurisdictions, there have been a number of legislative and regulatory changes and proposed changes regarding the healthcare system that could prevent or delay marketing approval of our product candidates, restrict or regulate post-approval activities and affect our ability to profitably sell any product candidates for which we obtain marketing approval. We expect that current laws, as well as other healthcare reform measures that may be adopted in the future, may result in more rigorous coverage criteria and in additional downward pressure on the price that we may receive for any approved products. If reimbursement of our products is unavailable or limited in scope, our business could be materially harmed.

In March 2010, the Patient Protection and Affordable Care Act, as amended by the Health Care and Education Affordability Reconciliation Act (collectively, the “ACA”) was signed into law. In addition, other legislative changes have been proposed and adopted since the ACA was enacted. In August 2011, the Budget Control Act of 2011, among other things, created measures for spending reductions by the U.S. Congress. A Joint Select Committee on Deficit Reduction, tasked with recommending a targeted deficit reduction of at least $1.2 trillion for the years 2013 through 2021, was unable to reach required goals, thereby triggering the legislation’s automatic reduction to several government programs. These changes included aggregate reductions to Medicare payments to providers of up to 2% per fiscal year, which went into effect in April 2013 and will remain in effect through 2031 under the Coronavirus Aid, Relief, and Economic Security Act. The American Taxpayer Relief Act of 2012, among other things, reduced Medicare payments to several providers and increased the statute of limitations period for the government to recover overpayments to providers from three to five years. These laws may result in additional reductions in Medicare and other healthcare funding and otherwise affect the prices we may obtain for any of our product candidates for which we may obtain regulatory approval or the frequency with which any such product candidate is prescribed or used.

Since enactment of the ACA, there have been, and continue to be, numerous legal challenges and U.S. Congressional actions to repeal and replace provisions of the law. For example, with enactment of the Tax Cuts and Jobs Act of 2017, the U.S. Congress repealed the “individual mandate.” The repeal of this provision, which requires most Americans to carry a minimal level of health insurance, became effective in 2019. Further, on June 17, 2021, the U.S. Supreme Court dismissed the most recent judicial challenge to the ACA brought by several states without specifically ruling on the constitutionality of the ACA. Litigation and legislation over the ACA are likely to continue, with unpredictable and uncertain results. It is unclear how such other challenges to repeal or replace the ACA or the health reform measures will impact the ACA or our business.

Current and future legislative efforts may limit the prices for our products, if and when they are licensed for marketing, and that could materially impact our ability to generate revenues.

The prices of prescription pharmaceuticals have also been the subject of considerable discussion in the U.S. There have been several recent U.S. congressional inquiries, as well as proposed and enacted state and U.S. federal legislation designed to, among other things, bring more transparency to pharmaceutical pricing, review the relationship between pricing and manufacturer patient programs, and reduce the costs of pharmaceuticals under Medicare and Medicaid. In 2020, several executive orders intended to lower the costs of prescription products were issued and certain provisions in these orders have been incorporated into regulations. These regulations include an interim final rule implementing a most favored nation model for prices that would tie Medicare Part B payments for certain physician-administered pharmaceuticals to the lowest price paid in other economically advanced countries, effective January 1, 2021. That rule, however, has been subject to a nationwide preliminary injunction and, on December 29, 2021, Centers for Medicare and Medicaid Services (“CMS”) issued a final rule to rescind it. With issuance of this rule, CMS stated that it will explore all options to incorporate value into payments for Medicare Part B pharmaceuticals and improve beneficiaries’ access to evidence-based care.

In addition, in October 2020, the U.S. Department of Health and Human Services (“HHS”) and the FDA published a final rule allowing states and other entities to develop a Section 804 Importation Program, to import certain prescription drugs from Canada into the U.S. That regulation was challenged in a lawsuit by the Pharmaceutical Research and Manufacturers of America (“PhRMA”) but the case was dismissed by a federal district court in February 2023 after the court found that PhRMA did not have standing to sue HHS. Multiple states have passed laws allowing for the importation of drugs from Canada and several have passed legislation establishing workgroups to examine the impact of a state importation program. Several states have submitted

Section 804 Importation Program proposals to the FDA and on January 5, 2024, the FDA approved Florida’s plan for Canadian drug importation. That state now has authority to import certain drugs from Canada for a period of two years once certain conditions are met. Florida will first need to submit a pre-import request for each drug selected for importation, which must be approved by the FDA. The state will also need to relabel the drugs and perform quality testing of the products to meet FDA standards.

Further, on November 20, 2020, HHS finalized a regulation removing safe harbor protection for price reductions from pharmaceutical manufacturers to plan sponsors under Part D, either directly or through pharmacy benefit managers, unless the price reduction is required by law. The rule also creates a new safe harbor for price reductions reflected at the point-of-sale, as well as a safe harbor for certain fixed fee arrangements between pharmacy benefit managers and manufacturers. Pursuant to court order, the removal and addition of the aforementioned safe harbors were delayed and recent legislation imposed a moratorium on implementation of the rule until January 1, 2026. The Inflation Reduction Act of 2022 (“IRA”) further delayed implementation of this rule to January 1, 2032.

On July 9, 2021, Executive Order 14063, which focuses on, among other things, the price of pharmaceuticals was signed. The Order directs HHS, to create a plan within 45 days to combat “excessive pricing of prescription pharmaceuticals and enhance domestic pharmaceutical supply chains, to reduce the prices paid by the U.S. federal government for such pharmaceuticals, and to address the recurrent problem of price gouging.” On September 9, 2021, HHS released its plan to reduce pharmaceutical prices. The key features of that plan are to: (a) make pharmaceutical prices more affordable and equitable for all consumers and throughout the health care system by supporting pharmaceutical price negotiations with manufacturers; (b) improve and promote competition throughout the prescription pharmaceutical industry by supporting market changes that strengthen supply chains, promote biosimilars and generic drugs, and increase transparency; and (c) foster scientific innovation to promote better healthcare and improve health by supporting public and private research and making sure that market incentives promote discovery of valuable and accessible new treatments.

In August 2022, the IRA was signed into law. The IRA includes several provisions that will impact our business to varying degrees, including provisions that reduce the out-of-pocket cap for Medicare Part D beneficiaries to $2,000 starting in 2025; impose new manufacturer financial liability on certain drugs in Medicare Part D, allow the U.S. government to negotiate Medicare Part B and Part D price caps for certain high-cost drugs and biologics without generic or biosimilar competition, require companies to pay rebates to Medicare for certain drug prices that increase faster than inflation, and delay the rebate rule that would limit the fees that pharmacy benefit managers can charge. Further, under the IRA, orphan drugs are exempted from the Medicare drug price negotiation program, but only if they have one rare disease designation and are approved for only that rare disease or condition. If a product receives multiple rare disease designations or has multiple approved indications, it will not qualify for the orphan drug exemption. The effects of the IRA on our business and the healthcare industry in general are not yet known.

Specifically, with respect to price negotiations, Congress authorized Medicare to negotiate lower prices for certain costly single-source drug and biologic products that do not have competing generics or biosimilars and are reimbursed under Medicare Part B and Part D. CMS may negotiate prices for ten high-cost drugs paid for by Medicare Part D starting in 2026, followed by 15 Medicare Part D drugs in 2027, 15 Medicare Part B or Part D drugs in 2028, and 20 Medicare Part B or Part D drugs in 2029 and beyond. This provision applies to drug products that have been approved for at least 9 years and biologics that have been licensed for 13 years, but it does not apply to drugs and biologics that have been approved for a single rare disease or condition. Nonetheless, since CMS may establish a maximum price for these products in price negotiations, we would be fully at risk of government action if our products are the subject of Medicare price negotiations. Moreover, given the risk that this could be the case, these provisions of the IRA may also further heighten the risk that we would not be able to achieve the expected return on our drug products or full value of our patents protecting our products if prices are set after such products have been on the market for nine years.

The first cycle of negotiations for the Medicare Drug Price Negotiation Program commenced in the summer of 2023. On August 15, 2024, HHS published the results of the first Medicare drug price negotiations for ten selected drugs that treat a range of conditions, including diabetes, chronic kidney disease, and rheumatoid arthritis. The prices of these ten drugs will become effective January 1, 2026. On January 17, 2025, CMS announced its selection of 15 additional drugs covered by Part D for the second cycle of negotiations. Thereafter, following the change in administrations, CMS issued a public statement on January 29, 2025, declaring that lowering the cost of prescription drugs is a top priority of the new administration and CMS is committed to considering opportunities to bring greater transparency in the negotiation program. The second cycle of negotiations with participating drug companies will occur during 2025, and any negotiated prices for this second set of drugs will be effective starting January 1, 2027.

On June 6, 2023, Merck & Co. filed a lawsuit against the HHS and CMS asserting that, among other things, the IRA’s Drug Price Negotiation Program for Medicare constitutes an uncompensated taking in violation of the Fifth Amendment of the Constitution. Subsequently, a number of other parties, including the U.S. Chamber of Commerce (the “Chamber”), Bristol Myers Squibb Company, the PhRMA, Astellas, Novo Nordisk, Janssen Pharmaceuticals, Novartis, AstraZeneca and Boehringer Ingelheim, also filed lawsuits in various courts with similar constitutional claims against the HHS and CMS. HHS has generally won the substantive disputes in these cases, and various federal district court judges have expressed skepticism regarding the merits of the legal arguments being pursued by the pharmaceutical industry. Certain of these cases are now on appeal. We expect that litigation involving these and other provisions of the IRA will continue, with unpredictable and uncertain results.

At the state level, individual states are increasingly aggressive in passing legislation and implementing regulations designed to control pharmaceutical and biological product pricing, including price or patient reimbursement constraints, discounts, restrictions on certain product access and marketing cost and price disclosure and transparency measures. Some states have adopted measures designed to encourage importation from other countries and bulk purchasing. In addition, regional healthcare organizations and individual hospitals are increasingly using bidding procedures to determine what pharmaceutical products and which suppliers will be included in their prescription drug and other healthcare programs. Further, if any of our products are approved, we would be required to calculate and report certain price reporting metrics to the government, such as average sales price, and best price. The calculations necessary to determine the prices reported are complex and penalties may apply in some cases when such metrics are not submitted accurately and timely. Further, these prices for our products may be reduced by mandatory discounts or rebates required by government healthcare programs. These measures could reduce the ultimate demand for our products, once approved, or put pressure on our product pricing. We expect that additional U.S. state and U.S. federal healthcare reform measures will be adopted in the future, any of which could limit the amounts that U.S. federal and U.S. state governments will pay for healthcare products and services, which could result in reduced demand for our product candidates or additional pricing pressures.

Finally, outside the U.S., in some nations, including those of the EU, the pricing of prescription pharmaceuticals is subject to governmental control and access. In these countries, pricing negotiations with governmental authorities can take considerable time after the receipt of marketing approval for a product. To obtain reimbursement or pricing approval in some countries, we or our collaborators may be required to conduct a clinical trial that compares the cost-effectiveness of our product to other available therapies. If reimbursement of our products is unavailable or limited in scope or amount, or if pricing is set at unsatisfactory levels, our business could be materially harmed.

We face substantial competition, which may result in others discovering, developing or commercializing products before or more successfully than we do.

The development and commercialization of new drug products is highly competitive. We will face competition with respect to any product candidates that we may seek to develop or commercialize in the future, from major pharmaceutical, specialty pharmaceutical and biotechnology companies among others. We compete in the segments of the pharmaceutical, biotechnology and other related markets that develop immunotherapies for the treatment of cancer. There are other companies working to develop immunotherapies for the treatment of cancer including divisions of pharmaceutical and biotechnology companies of various sizes. Some of these competitive therapies are based on scientific approaches that are the same as, or similar to, our approach, and others are based on entirely different approaches. Potential competitors also include academic institutions, government agencies and other public and private research organizations that conduct research, seek patent protection and establish collaborative arrangements for research, development, manufacturing and commercialization.

We developed our initial product candidates for the treatment of cancer. There are already a variety of available therapies marketed for cancer and some of the currently approved therapies are branded and subject to patent protection, and others are available on a generic basis. Many of these approved therapies are well-established and widely accepted by physicians, patients and third-party payors. Insurers and other third-party payors may also encourage the use of generic products. We expect that if our product candidates are approved, they will be priced at a significant premium over competitive generic products. This may make it difficult for us to achieve our business strategy of using our product candidates in combination with existing therapies or replacing existing therapies with our product candidates. Competition may further increase with advances in the commercial applicability of technologies and greater availability of capital for investment in these industries.

Our competitors may succeed in developing, acquiring or licensing, on an exclusive basis, products that are safer, more effective, have fewer or less severe side effects, are more convenient or are less expensive than any products that we may develop. We also compete with these organizations in establishing clinical trial sites and patient registration for clinical trials, as well as in recruiting and retaining qualified scientific and management personnel, which could negatively affect our level of expertise and our ability to execute our business plan.

Many of our competitors, either alone or with their collaborators, have significantly greater financial resources and expertise in research and development, manufacturing, preclinical and clinical testing, obtaining regulatory approvals and reimbursement and marketing approved products than we do. Established pharmaceutical companies may invest heavily to accelerate discovery and development of novel product candidates or to in-license novel product candidates that could make our product candidates less competitive or obsolete. Smaller or early-stage companies may also prove to be significant competitors, including through collaborative arrangements with large and established companies. In addition, any new product that competes with an approved product must demonstrate compelling advantages in efficacy, convenience, tolerability and safety in order to overcome price competition and to be commercially successful. The availability of competing products could limit the demand and the price we are able to charge for product candidates we commercialize, if any. The inability to compete with existing or subsequently introduced drugs would harm our business, financial condition and results of operations.

We expect the product candidates we develop will be regulated as biological products, or biologics, and therefore they may be subject to biosimilar competition.

The Biologics Price Competition and Innovation Act of 2009 (“BPCIA”) created an abbreviated approval pathway for biologic products that are biosimilar to or interchangeable with an FDA-licensed reference biologic product. Under the BPCIA, a reference biological product is granted 12 years of non-patent exclusivity from the time of first licensure of the product, and the FDA will not accept an application for a biosimilar or interchangeable product based on the reference biological product until four years after the date of first licensure of the reference product. In addition, the approval of a biosimilar product may not be made effective by the FDA until 12 years from the date on which the reference product was first licensed. During this 12-year period of exclusivity, another company may still market a competing version of the reference product if the FDA approves a BLA for the competing product containing the sponsor’s own preclinical data and data from adequate and well-controlled clinical trials to demonstrate the safety, purity, and potency of the other company’s product. In December 2022, Congress clarified through FDORA that the FDA may approve multiple first interchangeable biosimilar biological products so long as the products are all approved on the same first day on which such a product is approved as interchangeable with the reference product and the exclusivity period may be shared amongst multiple first interchangeable products. More recently, in October 2023, the FDA issued its first interchangeable exclusivity determination under the BPCIA.

We believe that any of our product candidates approved as a biologic product under a BLA should qualify for the 12-year period of exclusivity. However, there is a risk that this exclusivity could be shortened due to congressional action or otherwise, or that the FDA will not consider our investigational medicines to be reference products for competing products, potentially creating the opportunity for biosimilar competition sooner than anticipated. Moreover, the extent to which a biosimilar, once licensed, will be substituted for any one of our reference products in a way that is similar to traditional generic substitution for non-biologic products is not yet clear, and will depend on a number of marketplace and regulatory factors that are still developing.

If competitors are able to obtain regulatory approval for biosimilars referencing our product candidates, our product candidates may become subject to competition from such biosimilars, with the attendant competitive pressure and consequences.

Risks Related to Our Reliance on Third Parties

We rely and have relied on third parties to conduct certain aspects of our preclinical studies and clinical trials. If these third parties do not successfully carry out their contractual duties, meet expected deadlines or comply with regulatory requirements, we may not be able to obtain regulatory approval for, or commercialize, any potential product candidates.

We depend upon third parties to conduct certain aspects of our preclinical studies and previously depended on third parties to conduct our clinical trials, under agreements with universities, medical institutions, CROs, strategic partners and others. We expect to negotiate budgets and contracts with such third parties, and any delays in the negotiation of budgets and contracts with such third parties may result in delays to our development timelines and increased costs.

We have relied heavily on third parties over the course of our clinical trials, and, as a result, have had limited control over the investigators and limited visibility into their day-to-day activities, including with respect to their compliance with the approved clinical protocol. Nevertheless, we are responsible for ensuring that each of our clinical trials is conducted in accordance with the applicable protocol, legal and regulatory requirements and scientific standards, and our reliance on third parties does not relieve us of our regulatory responsibilities. We and these third parties are required to comply with GCP requirements, which are regulations and guidelines enforced by the FDA and comparable non-U.S. regulatory authorities for product candidates in clinical development. Regulatory authorities enforce these GCP requirements through periodic inspections of clinical trial sponsors, investigators and clinical trial sites. If we or any of these third parties fail to comply with applicable GCP requirements, the clinical data generated in our clinical trials may be deemed unreliable and the FDA or comparable non-U.S. regulatory authorities may require us to suspend or terminate these trials or perform additional preclinical studies or clinical trials before approving our marketing applications. We cannot be certain that, upon inspection, such regulatory authorities will determine that any of our clinical trials comply with GCP requirements. In addition, our clinical trials must be conducted with investigational products produced under cGMP requirements and may require a large number of patients which may increase the costs and expenses related to our clinical development programs.

Our failure or any failure by these third parties to comply with these regulations may require us to repeat clinical trials, which would delay the regulatory approval process. Moreover, our business may be adversely affected if any of these third parties violates U.S. federal or U.S. state fraud and abuse or false claims laws and regulations or healthcare privacy and security laws.

Any third parties conducting aspects of our preclinical studies or our clinical trials will not be our employees and, except for remedies that may be available to us under our agreements with such third parties, we cannot control whether they devote sufficient time and resources to our preclinical studies and clinical programs.

These third parties may also have relationships with other commercial entities, including our competitors, for whom they may also be conducting clinical trials or other product development activities, which could affect their performance on our behalf. If these third parties do not successfully carry out their contractual duties or obligations or meet expected deadlines, if they need to be replaced or if the quality or accuracy of the preclinical or clinical data they obtain is compromised due to the failure to adhere to our protocols or regulatory requirements or for other reasons, our development timelines, including clinical development timelines, may be extended, delayed or terminated and we may not be able to complete development of, obtain regulatory approval of or successfully commercialize our product candidates. As a result, our financial results and the commercial prospects for our product candidates would be harmed, our costs could increase and our ability to generate revenue could be delayed or precluded entirely.

If any of our relationships with these third-party CROs or others terminate, we may not be able to enter into arrangements with alternative CROs or other third parties or to do so on commercially reasonable terms or in a timely fashion.

Switching or adding additional CROs involves additional cost and requires management’s time and focus. In addition, there is a natural transition period when a new CRO begins work. As a result, delays may occur, which can materially impact our ability to meet our desired development timelines. Though we carefully manage our relationships with our CROs, investigators and other third parties, there can be no assurance that we will not encounter challenges or delays in the future or that these delays or challenges will not have a material adverse impact on our business, financial condition and prospects.

We have not yet manufactured our product candidates on a commercial scale and expect to rely on third parties to produce and process commercial quantities of our product candidates, if approved.

We expect to continue to rely on third-party manufacturers if we receive regulatory approval for our product candidates. To the extent that we enter into future manufacturing arrangements with third parties for commercial supply of our product candidates, if approved, we will depend on these third parties to perform their obligations in a timely manner consistent with contractual and regulatory requirements, including those related to quality control and assurance.

The facilities used by our third-party manufacturers to manufacture our product candidates must be approved by the FDA, EMA or comparable non-U.S. regulatory authorities following inspections that will be conducted after we submit an application to the FDA, EMA or comparable non-U.S. regulatory authorities. We do not directly control the manufacturing process of, and will be substantially dependent on, our third-party manufacturing partners for compliance with cGMP requirements for the manufacture of our product candidates. If our third-party manufacturers cannot successfully manufacture material that conforms to our specifications and the strict regulatory requirements of the FDA, EMA or comparable non-U.S. regulatory authorities, they will not be able to secure and/or maintain regulatory approval for their manufacturing facilities. In addition, we have no direct control over the ability of our third-party manufacturers to maintain adequate quality control, quality assurance and qualified personnel. If the FDA, EMA or a comparable non-U.S. regulatory authority does not approve these facilities for the manufacture of our product candidates or if it withdraws any approval in the future, we may need to find alternative manufacturing facilities, which would significantly impact our ability to develop, obtain regulatory approval for or market our product candidates, if approved.

We have developed, and may develop in the future, certain of our product candidates in combination with third-party drugs and we will have limited or no control over the safety, supply, regulatory status or regulatory approval of such drugs.

We have previously and may in the future develop product candidates, in combination with third-party cancer drugs, which may be either approved or unapproved. For example, in ARTISTRY-7, we evaluated nemvaleukin in combination with pembrolizumab, an anti-programmed cell death 1 agent, for the treatment of

PROC. Our ability to develop and ultimately commercialize our current product candidates, and any future product candidates, when used in combination with third-party drugs will depend on our ability to access such drugs on commercially reasonable terms for clinical trials and their availability for use with our commercial product, if approved. We cannot be certain that current or potential future commercial relationships will provide us with a steady supply of such drugs on commercially reasonable terms or at all. Any failure to maintain or enter into new successful commercial relationships for the supply of such third-party investigational or approved medicinal products, or the expense of purchasing such third-party drugs in the market, may delay our development timelines, increase our costs and jeopardize our ability to develop our current product candidates and any future product candidates as commercially viable therapies. If any of these occur, our business, financial condition, operating results, or prospects may be materially harmed.

Moreover, the development of product candidates for use in combination with another product or product candidate may present challenges that are not faced for single agent product candidates. For example, evaluating our product candidates in combination with other agents may result in adverse events based on the combination therapy that may negatively impact the reported safety profile of our product candidates as a monotherapy in clinical trials. In addition, the FDA or comparable non-U.S. regulatory authorities may require us to use more complex clinical trial designs in order to evaluate the contribution of each product and product candidate to any observed effects. It is possible that the results of such trials could show that any positive trial results are attributable to the third-party drug and not our product candidate. Developments related to the third-party drug may also impact our clinical trials for the combination as well as our commercial prospects should we receive regulatory approval. Such developments may include changes to the third-party drug’s safety or efficacy profile, changes to the availability of the third-party drug, or quality, and manufacturing and supply issues with respect to the third-party drug.

If we are able to obtain marketing approval, the FDA or comparable non-U.S. regulatory authorities may require that products used in conjunction with each other be cross labeled for combined use. To the extent that we do not have rights to the third-party drug, this may require us to work with such third party to satisfy such a requirement. We would also continue to be subject to the risks that the FDA or comparable non-U.S. regulatory authorities could revoke approval of the third-party drug used in combination with our product candidate or that safety, efficacy, manufacturing or supply issues could arise with such drug. Similarly, if the third-party drugs we use in combination with our product candidates are replaced as the standard of care for the indications we choose for any of our product candidates, the FDA or comparable non-U.S. regulatory authorities may require us to conduct additional clinical trials to demonstrate the continued efficacy of the combination. The occurrence of any of these risks could result in our own products, if approved, being removed from the market or being less successful commercially.

We may seek third-party collaborators or licensors for the research, development and commercialization of certain of our current or future product candidates. If we enter into any such arrangements with any third parties, we will likely have limited control over the amount and timing of resources that our collaborators dedicate to the development or commercialization of any product candidates we may seek to develop with them. Our ability to generate revenues from these arrangements will depend on our collaborators’ abilities to successfully perform the functions assigned to them in these arrangements. We cannot predict the success of any potential collaboration.

Collaborations, licenses or similar arrangements involving our research programs or any product candidates pose numerous risks to us, including the following:

•	collaborators or licensors have significant discretion in determining the efforts and resources that they will apply to these arrangements;

•

collaborators or licensors may not pursue development and commercialization of our product candidates or may elect not to continue or renew development or commercialization programs based on clinical trial results, changes in such third party’s strategic focus or available funding or external factors such as an acquisition that diverts resources or creates competing priorities;

•

collaborators or licensors may delay programs, preclinical studies or clinical trials, provide insufficient funding for programs, preclinical studies or clinical trials, stop a preclinical study or clinical trial or abandon a product candidate, repeat or conduct new clinical trials or require a new formulation of a product candidate for clinical testing;

•

collaborators or licensors could independently develop, or develop with third parties, products that compete directly or indirectly with our product candidates if the collaborators believe that competitive products are more likely to be successfully developed or can be commercialized under terms that are more economically attractive than ours;

•	collaborators or licensors may be acquired by a third party having competitive products or different priorities;

•	collaborators or licensors with marketing and distribution rights to one or more product candidates may not commit sufficient resources to the marketing and distribution of such product candidate(s);

•

collaborators or licensors may not properly obtain, maintain, enforce or defend our intellectual property or proprietary rights or may use our proprietary information in such a way as to invite litigation that could jeopardize or invalidate our proprietary information or expose us to potential litigation;

•

disputes may arise between the collaborators or licensors and us that result in the delay or termination of the research, development, or commercialization of our product candidates or any of our product candidates or that result in costly litigation or arbitration that diverts management attention and resources;

•	we may lose certain valuable rights under certain circumstances, including if we undergo a change of control;

•

collaborations or license grants may be terminated and, if terminated, may result in a need for additional capital to pursue further development or commercialization of the applicable product candidates; and

•

collaboration or license agreements may not lead to development or commercialization of product candidates in the most efficient manner or at all. If a present or future collaborator or licensor of ours were to be involved in a business combination, the continued pursuit and emphasis on our product development or commercialization program under such collaboration could be delayed, diminished or terminated.

If our collaborations, licenses or similar transactions do not result in the successful development and commercialization of product candidates, or if one of our collaborators or licensors terminates its agreement with us, we may not receive any future research funding or milestone or royalty payments, as applicable, under such agreement. If we do not receive the funding we expect under these agreements, our development of product candidates could be delayed, and we may need additional resources to develop product candidates. In addition, if one of our collaborators terminates its agreement with us, we may find it more difficult to find a suitable replacement collaborator or licensor or for us to attract new collaborators or licensors, and our development programs may be delayed or the perception of us in the business and financial communities could be adversely affected.

These relationships, or those like them, may require us to incur non-recurring and other charges, increase our near- and long-term expenditures, issue securities that dilute our existing shareholders, or disrupt our management and business. In addition, we could face significant competition in seeking appropriate collaborators, and the negotiation process is time-consuming and complex. Our ability to reach a definitive collaboration or license agreement will depend, among other things, upon our assessment of the resources and expertise of such third-party collaborator or licensor and the terms and conditions of the proposed collaboration or license. Further, if we license rights for use in any product candidates we or our collaborators may develop, we may not be able to realize the benefit of such transactions if we are unable to successfully integrate them with our existing operations and company culture.

Risks Related to Our Intellectual Property

We could be unsuccessful in obtaining or maintaining adequate patent protection for one or more of our product candidates, or the scope of our patent protection could be insufficiently broad, which could result in competition and a decrease in the potential market share for our product candidates.

Our success depends in large part on our ability to obtain and maintain patent protection in the U.S. and other countries with respect to our product candidates, their respective components, formulations, combination therapies, methods used to manufacture them and methods of treatment and development that are important to our business. If we do not adequately protect our intellectual property rights, competitors may be able to erode or negate any competitive advantage we may have, which could harm our business and ability to achieve profitability. To protect our proprietary position, we file patent applications in the U.S. and abroad related to our product candidates that are important to our business. If we are unable to secure or maintain patent protection with respect to our product candidates and any proprietary products and technology we develop, our business, financial condition, results of operations and prospects could be materially harmed.

We cannot be certain that patents will be issued or granted with respect to applications that are currently pending, or that the scope of the currently-pending patent applications will not be altered before the U.S. Patent and Trademark Office (“USPTO”), or non-U.S. patent offices. The standards applied by the USPTO, and non-U.S. patent offices in granting patents are not always applied uniformly or predictably. The patent positions of therapeutic polypeptide and antibody companies like ours are generally uncertain and involve complex legal, scientific and factual questions. In addition, the coverage claimed in a patent application can be significantly reduced before the patent is issued, and its scope can be reinterpreted or further altered even after patent issuance. Consequently, patents may not issue from our pending patent applications, or the scope of the pending patent applications may change. As such, we cannot predict with certainty the degree of future protection that we will have on our proprietary products and technology.

Changes to patent laws in the U.S. or other jurisdictions may diminish the value of our patents, and patents in general, thereby impairing our ability to protect our products or product candidates.

Changes in either the patent laws or interpretation of the patent laws in the U.S. could increase the uncertainties and costs surrounding the prosecution of patent applications, and the enforcement or defense of issued patents.

These changes may affect the way patent applications are prosecuted, redefine prior art, and provide more efficient and cost-effective avenues for competitors to challenge the validity of patents. The U.S. Supreme Court, and other U.S. courts, have ruled on several patent cases in recent years, either narrowing the scope of patent protection available in certain circumstances or weakening the rights of patent owners in certain situations. Additionally, there have been recent proposals for additional changes to the patent laws of the U.S. and other countries that, if adopted, could impact our ability to enforce our patents. Depending on future actions by the U.S. Congress, the U.S. courts, the USPTO, and the relevant law-making bodies in other countries, the laws and regulations governing patents could change in unpredictable ways that would weaken our ability to obtain new patents or to enforce our existing patents and patents that we might obtain in the future. Legislation passed by U.S. Congress, for example, the IRA, could potentially impact drug pricing and rebates depending on the success of drug products and the marketplace.

Issued patents covering one or more of our products or product candidates could be found invalid or unenforceable if challenged in patent office proceedings or in court.

The validity or enforceability of our patents may be challenged in district court, before the USPTO, or in a non-U.S. jurisdiction by a competitor. Alternatively, if we or one of our partners were to initiate legal proceedings against a third party to enforce a patent covering one of our products or product candidates, the defendant could counterclaim that our patent is invalid and/or unenforceable. In patent litigation in the U.S., defendant counterclaims alleging invalidity and/or unenforceability are commonplace.

Grounds for a validity challenge could be an alleged failure to meet one or more statutory requirements for patentability, including, for example, lack of patent eligible subject matter, lack of novelty, obviousness, lack of written description, lack of definiteness, or non-enablement. In addition, patent validity challenges may, under certain circumstances, be based upon non-statutory obviousness-type double patenting, which, if successful, could result in a finding that the claims are invalid for obviousness-type double patenting or the loss of patent term, including a patent term adjustment granted by the USPTO, if a terminal disclaimer is filed to obviate a finding of obviousness-type double patenting.

While we are not aware of any such grounds, someone could allege that someone connected with prosecution of the patent withheld relevant information from the USPTO, or made a misleading statement, during prosecution. Additionally, third parties are able to challenge the validity of issued patents through administrative proceedings in the patent offices of certain countries, including the USPTO and the European Patent Office.

Despite the due diligence we have conducted regarding our patent portfolio strategy, the outcome following legal assertions of invalidity and unenforceability during patent litigation is unpredictable. With respect to the validity question, for example, we cannot be certain that there is no invalidating prior art, of which we and the patent examiner were unaware during prosecution. If a defendant were to prevail on a legal assertion of invalidity and/or unenforceability, we would lose at least part, and perhaps all, of the patent protection on one of our products and product candidates. Such a loss of patent protection could have a material adverse impact on our business.

We may not be able to enforce our intellectual property rights throughout the world.

Filing, prosecuting, defending, and enforcing patents in all countries throughout the world would be prohibitively expensive, and the laws of non-U.S. countries may not protect our rights to the same extent as the laws of the U.S. In addition, our intellectual property license agreements may not always include worldwide rights. Consequently, competitors and other third parties may use our technologies in jurisdictions where we have not obtained patent protection to develop their own products and, further, may export otherwise infringing products to territories where we may obtain patent protection, but where patent enforcement is not as strong as that in the U.S. These products may compete with our products and product candidates in jurisdictions where we do not have any issued or licensed patents or where any future patent claims or other intellectual property rights may not be effective or sufficient to prevent them from competing with us, which could have a material adverse effect on our business, financial condition, results of operations, and prospects.

Moreover, our ability to protect and enforce our intellectual property rights may be adversely affected by unforeseen changes in non-U.S. intellectual property laws. Additionally, laws of some countries outside of the U.S. and Europe do not afford intellectual property protection to the same extent as the laws of the U.S. and Europe. Many companies have encountered significant problems in protecting and defending intellectual property rights in certain non-U.S. jurisdictions. The legal systems of some countries, including India, China, Russia, and other developing countries do not favor the enforcement of patents and other intellectual property rights, particularly those relating to biotechnology products and/or intellectual property rights owned by U.S. entities, which could make it difficult for us to stop the infringement, misappropriation, or other violation of our patents or other intellectual property rights.

Claims that our product candidates or, if approved, the sale or use of any such approved products infringe the patent rights of third parties could result in costly litigation or could require substantial time and money to resolve, even if litigation is avoided.

Despite the measures we take to obtain and maintain our patents, we cannot guarantee that our product candidates or, if approved, the use of any such approved products, will not infringe third-party patents. Third parties might allege that we are infringing their patent rights or that we have misappropriated their trade secrets. Such third parties might resort to litigation against us. The basis of such litigation could be existing patents or patents that may be issued in the future.

It is also possible that we failed to identify relevant third-party patents or applications. Patent applications in the U.S. and elsewhere are published publicly approximately 18 months after the earliest filing, which is referred to as the priority date. Therefore, patent applications covering our products could have been filed by others without our knowledge. Additionally, pending patent applications which have been published can, subject to certain limitations, be later amended in a manner that could cover our products or the use of our products.

In order to avoid or settle potential claims with respect to any of the patent rights described above or any other patent rights of third parties, we may choose or be required to seek a license from a third party and be required to pay license fees or royalties or both. These licenses may not be available on commercially acceptable terms, or at all. Even if we or our strategic partners were able to obtain a license, the rights may be non-exclusive, which could result in our competitors gaining access to the same intellectual property. Ultimately, we could be prevented from commercializing a product, or be forced to cease some aspect of our business operations, if, as a result of actual or threatened patent infringement claims, we are unable to enter into licenses on acceptable terms. This could harm our business significantly.

Defending against claims of patent infringement or misappropriation of trade secrets could be costly and time-consuming, regardless of the outcome. Thus, even if we were to ultimately prevail, or to settle at an early stage, such litigation could burden us with substantial unanticipated costs. In addition, litigation or threatened litigation could result in significant demands on the time and attention of our management team, distracting them from the pursuit of other company business.

If we are unable to protect the confidentiality of our trade secrets, our business and competitive position would be harmed. Furthermore, confidentiality agreements with employees and third parties may not prevent unauthorized disclosure of trade secrets and other proprietary information.

In addition to patents, we rely on trade secrets, technical know-how, and proprietary information concerning our business strategy in order to protect our competitive position. In the course of our research, development and business activities, we often rely on confidentiality agreements to protect our proprietary information. Such confidentiality agreements are used, for example, when we talk to potential strategic partners. In addition, each of our employees is required to sign a confidentiality agreement upon joining our company. We take steps to protect our proprietary information, and we seek to carefully draft our confidentiality agreements to protect our proprietary interests.

Nevertheless, there can be no guarantee that an employee or an outside party will not make an unauthorized disclosure of our proprietary confidential information. This might happen intentionally or inadvertently. It is possible that a competitor will make use of such information, and that our competitive position will be compromised, in spite of any legal action we might take against persons making such unauthorized disclosures.

Trade secrets are difficult to protect. Although we use reasonable efforts to protect our trade secrets, our employees, consultants, contractors, or outside scientific collaborators might intentionally or inadvertently disclose our trade secret information to competitors. Enforcing a claim that a third party illegally obtained and is using any of our trade secrets is expensive and time-consuming, and the outcome is unpredictable. In addition, courts outside the U.S. sometimes are less willing than U.S. courts to protect trade secrets. Moreover, our competitors may independently develop equivalent knowledge, methods and know-how.

Our research and development strategic partners may have rights to publish data and other information to which we have rights. In addition, we sometimes engage individuals or entities to conduct research relevant to our business. The ability of these individuals or entities to publish or otherwise publicly disclose data and other information generated during the course of their research is subject to certain contractual limitations. These contractual provisions may be insufficient or inadequate to protect our confidential information. If we do not apply for patent protection prior to such publication, or if we cannot otherwise maintain the confidentiality of our proprietary technology and other confidential information, then our ability to obtain patent protection or to protect our trade secret information may be jeopardized.

If we fail to comply with our obligations under any license, collaboration, or other agreement, we may be required to pay damages and could lose intellectual property rights that are necessary for developing and protecting our products or product candidates.

We rely, in part, on license, collaboration, and other agreements with our strategic partners relating to intellectual property, including know-how and trade secrets. Although we have contractual provisions in place, there may be circumstances wherein a strategic partner may violate an agreement, or conclude that a violation has occurred. Enforcing or defending against an alleged breach may result in legal actions that may ultimately be costly.

In addition, the agreements under which we license intellectual property or technology to or from third parties are complex, and certain provisions in such agreements may be susceptible to multiple interpretations. The resolution of any contract interpretation disagreement that may arise could modify what we believe to be the scope of our rights to the relevant intellectual property or technology, or increase what we believe to be our financial or other obligations under the relevant agreement, either of which could have a material adverse effect on our business, financial condition, results of operations, and prospects.

Unfavorable outcomes in an intellectual property litigation could limit our research and development activities and/or our ability to commercialize certain products or product candidates.

If third parties successfully assert intellectual property rights against us, we might be barred from developing and commercializing related products or product candidates. Prohibitions against commercializing specified product or product candidates, could be imposed by a court or by a settlement agreement between an adverse party and us.

In addition, if we are unsuccessful in defending against allegations of patent infringement or misappropriation of trade secrets, we may be forced to pay substantial damage awards to the plaintiff. There is inevitable uncertainty in any litigation, including intellectual property litigation. There can be no assurance that we would prevail in any intellectual property litigation, even if the case against us is weak or flawed.

An unfavorable outcome could result in a loss of our current patent rights. This could require us to obtain a license from the patent owner in order to continue our research and development programs or our partnerships or, if approved, to market our product(s). Our business could be harmed if the prevailing party does not offer us a license on commercially reasonable terms, or at all.

An intellectual property litigation could lead to unfavorable publicity that could harm our reputation and cause the market price of our ordinary shares to decline.

Given that we are a new standalone public company with a developing reputation, during the course of any patent litigation, there could be public announcements of the results of hearings, rulings on motions, and other interim proceedings in the litigation. If securities analysts or investors regard these announcements as negative, the perceived value of our products, programs, or intellectual property could be diminished. If such events were to occur, the market price of our ordinary shares may decline.

Intellectual property rights may not address all potential threats to our competitive advantage.

The degree of future protection afforded by our intellectual property rights is uncertain because intellectual property rights have limitations, and may not adequately protect our business, or permit us to maintain our competitive advantage. For example:

•	others may be able to make compounds that are similar to our product candidates but that are not covered by the claims of our patents;

•	others may identify compounds more quickly than we are able to, and might file their patent applications before us;

•	we or our partners might not have been the first to make the inventions covered by our issued patent or pending patent application;

•	we or our partners might not have been the first to file patent applications covering certain of our inventions;

•	others may independently develop similar or alternative technologies or duplicate any of our technologies without infringing our intellectual property rights;

•	our pending patent applications might not lead to issued patents;

•

our issued patents that we own or have exclusively licensed may not provide us with a competitive advantage; for example, our issued patents may not be broad enough to prevent the commercialization of competitive products, or may be held invalid or unenforceable, as a result of legal challenges by our competitors;

•

our competitors might conduct research and development activities in countries where we do not have patent rights and then use the information learned from such activities to develop competitive products for sale in our or our partners’ existing or potential commercial markets;

•	we may not develop additional proprietary technologies that are patentable; and

•	the patents of others may have an adverse effect on our business.

Risks Related to Our Business and Industry

A variety of risks associated with operating our business internationally could adversely affect our business.

We face risks associated with our international operations, including possible unfavorable political and tax conditions, which could harm our business. We are subject to numerous risks associated with international business activities, including:

•	non-U.S. government taxes, regulations and permit requirements;

•	U.S. and non-U.S. government tariffs, trade restrictions, price and exchange controls and other regulatory requirements;

•	anti-corruption laws, including the Foreign Corrupt Practices Act of 1977, as amended (“FCPA”);

•	economic weakness, including inflation, natural disasters, war, events of terrorism or political instability in particular non-U.S. countries;

•	fluctuations in currency exchange rates, which could result in increased operating expenses and reduced revenues, and other obligations related to doing business in another country;

•	production shortages resulting from any events affecting raw material supply or manufacturing capabilities aboard; and

•	changes in diplomatic trade relationships and other geopolitical conditions, including the Russia-Ukraine and Middle East wars and tensions between China and Taiwan.

Our business activities outside of the U.S. are subject to the FCPA and similar anti-bribery or anti-corruption laws, regulations or rules of other countries in which we operate. The FCPA and similar anti-corruption laws generally prohibit offering, promising, giving, or authorizing others to give anything of value, either directly or indirectly, to non-U.S. government officials in order to improperly influence any act or decision, secure any other improper advantage, or obtain or retain business. The FCPA also requires public companies to make and keep books and records that accurately and fairly reflect the transactions of the company and to devise and maintain an adequate system of internal accounting controls. Our business is heavily regulated and therefore involves significant interaction with public officials, including officials of non-U.S. governments.

Additionally, in many other countries, the health care providers who prescribe pharmaceuticals are employed by their government, and the purchasers of pharmaceuticals are government entities; therefore, any dealings with these prescribers and purchasers may be subject to regulation under the FCPA. Recently the U.S. SEC and the U.S. Department of Justice have increased their FCPA enforcement activities with respect to pharmaceutical companies. In addition, under the Dodd–Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”), private individuals who report to the SEC original information that leads to successful enforcement actions may be eligible for a monetary award. We are engaged in ongoing efforts that are designed to ensure our compliance with these laws, including due diligence, training, policies, procedures and internal controls. However, there is no certainty that all employees and third-party business partners (including our distributors, wholesalers, agents, contractors, and other partners) will comply with anti-bribery laws. In particular, we do not control the actions of manufacturers and other third-party agents, although we may be liable for their actions. Violation of these laws may result in civil or criminal sanctions, which could include monetary fines, criminal penalties, and disgorgement of past profits, which could have a material adverse impact on our business and financial condition.

We are or may become subject to tax audits in Ireland, the U.S. or other countries into which we expand our operations, and such jurisdictions may assess additional income tax against us. The final determination of tax audits could be materially different from our recorded income tax provisions and accruals. The ultimate results of an audit could have a material adverse effect on our operating results or cash flows in the period or periods for which that determination is made and could result in increases to our overall tax expense in subsequent periods.

These and other risks associated with our international operations may materially adversely affect our business, financial condition and results of operations.

If we lose key management personnel, our ability to pursue our business strategy will be impaired, could result in loss of markets or market share and could make us less competitive.

Our ability to compete in the highly competitive biopharmaceutical industries depends upon our ability to attract and retain highly qualified managerial, scientific and medical personnel. We are highly dependent on our management, scientific and medical personnel. The loss of the services of any of our executive officers, other key employees, and other scientific and medical advisors, and our inability to find suitable replacements for these individuals, could harm our business.

Our relationships with healthcare providers and physicians and third-party payors will be subject to applicable anti-kickback, fraud and abuse and other healthcare laws and regulations, which could expose us to criminal sanctions, civil penalties, statutory or contractual damages, reputational harm and diminished profits and future earnings.

Healthcare providers, physicians and third-party payors in the U.S. and elsewhere play a primary role in the recommendation and prescription of pharmaceutical products. Arrangements with third-party payors and customers can expose pharmaceutical manufacturers to broadly applicable fraud and abuse and other healthcare laws and regulations, including, without limitation, the U.S. federal Anti-Kickback Statute and the U.S. federal False Claims Act, which may constrain the business or financial arrangements and relationships through which such companies sell, market and distribute pharmaceutical products. In particular, the research of our product candidates, as well as the promotion, sales and marketing of healthcare items and services, as well as certain business arrangements in the healthcare industry, are subject to extensive laws designed to prevent fraud, kickbacks, self-dealing and other abusive practices. These laws and regulations may restrict or prohibit a wide range of pricing, discounting, marketing and promotion, structuring and commission(s), certain customer incentive programs and other business arrangements generally. Activities subject to these laws also involve the improper use of information obtained in the course of patient recruitment for clinical trials.

The distribution of pharmaceutical products is subject to additional requirements and regulations, including extensive record-keeping, licensing, storage and security requirements intended to prevent the unauthorized sale of pharmaceutical products. Pharmaceutical companies may also be subject to U.S. federal consumer protection and unfair competition laws, which broadly regulate marketplace activities and activities that potentially harm consumers.

The scope and enforcement of each of these laws is uncertain and subject to rapid change in the current environment of healthcare reform, especially in light of the lack of applicable precedent and regulations. U.S. federal and state enforcement bodies continue to closely scrutinize interactions between healthcare companies and healthcare providers, which has led to a number of investigations, prosecutions, convictions and settlements in the healthcare industry. Ensuring business arrangements comply with applicable healthcare laws, as well as responding to possible investigations by government authorities, can be time and resource-consuming and can divert a company’s attention from the business.

It is possible that governmental and enforcement authorities will conclude that our business practices may not comply with current or future statutes, regulations or case law interpreting applicable fraud and abuse or other healthcare laws and regulations. If any such actions are instituted against us, and we are not successful in defending ourselves or asserting our rights, those actions could have a significant impact on our business, including the imposition of civil, criminal and administrative penalties, damages, fines, disgorgement, imprisonment, exclusion from participation in U.S. federal and state funded healthcare programs, contractual damages and the curtailment or restricting of our operations, as well as additional reporting obligations and oversight if we become subject to a corporate integrity agreement or other agreement to resolve allegations of non-compliance with these laws. Further, if any of the physicians or other healthcare providers or entities with whom we expect to do business is found to be not in compliance with applicable laws, they may be subject to significant criminal, civil or administrative sanctions, including exclusions from government funded healthcare programs. Any action for violation of these laws, even if successfully defended, could cause a biopharmaceutical manufacturer to incur significant legal expenses and divert management’s attention from the operation of the business. Prohibitions or restrictions on sales or withdrawal of future marketed products could materially affect business in an adverse way.

We are subject to certain U.S. and non-U.S. anti-corruption, anti-money laundering, export control, sanctions and other trade laws and regulations. We can face serious consequences for violations.

Among other matters, U.S. and non-U.S. anti-corruption, anti-money laundering, export control, sanctions and other trade laws and regulations (collectively, “Trade Laws”) prohibit companies and their employees, agents, clinical research organizations, legal counsel, accountants, consultants, contractors and other partners from authorizing, promising, offering, providing, soliciting or receiving, directly or indirectly, corrupt or improper payments or anything else of value to or from recipients in the public or private sector. Violations of Trade Laws can result in substantial criminal fines and civil penalties, imprisonment, the loss of trade privileges, debarment, tax reassessments, breach of contract and fraud litigation, reputational harm and other consequences. We have direct or indirect interactions with officials and employees of government agencies or government-affiliated hospitals, universities and other organizations. We also expect our non-U.S. activities to increase in time. We plan to engage third parties for clinical trials and/or to obtain necessary permits, licenses, patent registrations and other regulatory approvals and we can be held liable for the corrupt or other illegal activities of our personnel, agents or partners, even if we do not explicitly authorize or have prior knowledge of such activities.

Changes in U.S. and international trade policies, particularly with respect to China, may adversely impact our business and operating results.

The U.S. government and persons involved in the incoming U.S. administration have made statements and taken certain actions that may lead to potential changes to U.S. and international trade policies. Such actions have included imposing several rounds of tariffs and export control restrictions affecting certain products manufactured in China. In March 2018, the presidential administration announced the imposition of tariffs on steel, aluminum, and certain targeted manufactured goods imported from China. In response, China imposed retaliatory tariffs on certain goods imported into China from the U.S. Both China and the U.S. have each taken further actions that could extend or expand further trade barriers, including the U.S. Commerce Department’s imposing additional restrictions on U.S. exports to China, imposing entity-specific export licensing requirements for U.S. exports to certain targeted Chinese entities, and broadening the application of restrictions on Chinese entities that are deemed to support the technological development of the Chinese military. It is unknown whether and to what extent new tariffs, export controls, or other new laws or regulations will be adopted, or the effect that any such actions would have on us or our industry.

Further, some of our manufacturers and suppliers are located in China Trade tensions and conflicts between the U.S. and China have been escalating in recent years and, as such, we are exposed to the possibility of product supply disruption and increased costs and expenses in the event of changes to the laws, rules, regulations and policies of the governments of the U.S. or China, or due to geopolitical unrest and unstable economic conditions. Certain Chinese biotechnology companies may become subject to trade restrictions, sanctions, other regulatory requirements or proposed legislation by the U.S. government, which could restrict or even prohibit our ability to work with such entities, thereby potentially disrupting their supply of material to us. For example, in September 2024, the U.S. House of Representatives passed the BIOSECURE Act and the Senate has advanced a substantially similar bill, which legislation, if passed by the Senate and enacted into law, would restrict the ability of U.S. biopharmaceutical companies involved in the performance of U.S. government contracts or using U.S. government grant or loan funding to purchase certain services or products from, or otherwise collaborate with, certain targeted Chinese providers of biotechnology equipment and services and authorizes the U.S. government to impose such restrictions on additional entities that may be designated in the future. The legislation passed by the House of Representatives contains a grandfathering provision that would prevent disruption to the provision of services or products furnished under contracts with the targeted biotechnology companies entered into before the effective date of the legislation until January 2032. It is possible some of our contractual counterparties could be impacted by this legislation. We cannot predict whether or when such legislation may be enacted into law, or whether other legislative or regulatory actions may impose additional restrictions on our ability to conduct business with Chinese biotechnology companies.

Any unfavorable government policies on international trade, such as export controls, tariffs, capital controls or other restrictions on U.S.-Chinese commercial and investment transactions, may increase the cost of manufacturing our product candidates and platform materials, affect the demand for our drug products, if and when approved, the competitive position of our product candidates, and the quality and availability of raw materials and finished product candidates used in preclinical studies and clinical trials that we conduct or that are conducted by future collaborators of ours, especially with respect to any product candidates and materials that we import from China. Any such unfavorable changes could have an adverse effect on our business, financial condition and results of operations.

Our employees, independent contractors, CROs, consultants, commercial partners, vendors and principal investigators may engage in misconduct or other improper activities, including non-compliance with regulatory standards and requirements.

We are exposed to the risk of fraud or other misconduct by our employees, independent contractors, CROs, consultants, commercial partners, vendors and, if we commence clinical trials, our principal investigators. Misconduct by these parties could include intentional failures to comply with FDA regulations or the regulations applicable in the EU and other jurisdictions, provide accurate information to the FDA, the European Commission and other regulatory authorities, comply with healthcare fraud and abuse laws and regulations in the U.S. and abroad, report financial information or data accurately, or disclose unauthorized activities to us. In particular, sales, marketing and business arrangements in the healthcare industry are subject to extensive laws and regulations intended to prevent fraud, misconduct, kickbacks, self-dealing and other abusive practices. These laws and regulations restrict or prohibit a wide range of pricing, discounting, marketing and promotion, sales commission, customer incentive programs and other business arrangements.

Such misconduct also could involve the improper use of information obtained in the course of clinical trials or interactions with the FDA or other regulatory authorities, which could result in regulatory sanctions and cause serious harm to our reputation. Even with appropriate policies and procedures, it is not always possible to identify and deter misconduct, and the precautions we take to detect and prevent such activity may not be effective in controlling unknown or unmanaged risks or losses or in protecting us from government investigations or other actions or lawsuits stemming from a failure to comply with these laws or regulations. If any such actions are instituted against us, and we are not successful in defending ourselves or asserting our rights, those actions could have a significant impact on our business, financial condition, results of operations and prospects, including the imposition of significant fines or other sanctions.

We may become exposed to costly and damaging liability claims, either when testing our product candidates in the clinic or following commercial sale, and any product liability insurance we may obtain may not cover all damages from such claims.

We are exposed to potential product liability risks that are inherent in the research, development, manufacturing, marketing and use of biopharmaceutical products. The use of product candidates by us in clinical trials, and any sale of approved products in the future, may expose us to liability claims. For example, we may be sued if our product candidates cause or are perceived to cause injury or are found to be otherwise unsuitable during clinical trials, manufacturing, marketing or sale. Any such product liability claims may include allegations of defects in manufacturing, defects in design, a failure to warn of dangers inherent in the product, negligence, strict liability or a breach of warranties. Claims could also be asserted under state consumer protection acts.

Although the clinical trial process is designed to identify and assess potential side effects, it is always possible that a drug, even after regulatory approval, may exhibit unforeseen side effects. If any of our product candidates were to cause adverse side effects during clinical trials or after approval thereof, we may be exposed to substantial liabilities. Physicians and patients may not comply with any warnings that identify known potential adverse effects and patients who should not use our product candidates. If we cannot successfully defend ourselves against product liability claims, we may incur substantial liabilities or be required to limit or cease the development or commercialization of our product candidates or any products for which we may have received marketing approval. Even a successful defense would require significant financial and management resources. Regardless of the merits or eventual outcome, liability claims may result in:

•	delay or termination of clinical trials;

•	decreased demand for any product candidates or products that we may develop;

•	injury to our reputation and significant negative media and social media attention;

•	withdrawal of clinical trial participants or difficulties in recruiting new trial participants;

•	initiation of investigations by regulators;

•	costs to defend or settle the related litigation;

•	a diversion of management’s time and our resources;

•	substantial monetary awards to trial participants or patients;

•	product recalls, withdrawals or labeling, marketing or promotional restrictions;

•	significant negative financial impact; and

•	the inability to commercialize any of our product candidates, if approved.

Although we will seek to procure and maintain product liability insurance coverage, we may be unable to secure such insurance, and any insurance coverage we obtain may not be adequate to cover all liabilities that we may incur. We may need to increase our insurance coverage each time we commence a clinical trial and if we successfully commercialize any product candidate. As the expense of insurance coverage is increasing, we may not be able to maintain insurance coverage at a reasonable cost or in an amount adequate to satisfy any liability that may arise. If a successful product liability claim or series of claims is brought against us for uninsured liabilities or in excess of insured liabilities, our assets may not be sufficient to cover such claims and our business operations could be materially harmed.

If we or any third-party manufacturers and suppliers we engage fail to comply with environmental, health, and safety laws and regulations, we could become subject to fines or penalties or incur costs that could have a material adverse effect on the success of our business.

We and any third-party manufacturers and suppliers we engage are subject to numerous U.S. federal, state and local environmental, health, and safety laws, regulations and permitting requirements, including those governing laboratory procedures; the generation, handling, use, storage, treatment and disposal of hazardous and regulated materials and wastes; the emission and discharge of hazardous materials into the ground, air and water; and employee health and safety. Our operations involve the responsible use of hazardous and flammable materials, including chemicals and biological and radioactive materials.

Compliance with applicable environmental, health and safety laws and regulations may be expensive, and current or future environmental, health and safety laws and regulations may impair our research and product development efforts.

In addition, we may incur substantial costs in order to comply with current or future environmental, health and safety laws, regulations and permitting requirements. Failure to comply with these laws, regulations and permitting requirements also may result in substantial fines, penalties or other sanctions or business disruption, which could have a material adverse effect on our business, financial condition, results of operations and prospects. Additionally, any third-party manufacturers and suppliers we engage will also be subject to these and other environmental, health and safety laws and regulations. Liabilities they incur pursuant to these laws and regulations could result in significant costs or an interruption in operations, which could have a material adverse effect on our business, financial condition, results of operations and prospects.

Our operations or those of the third parties upon whom we depend might be affected by the occurrence of a catastrophic event, such as a terrorist attack, war or other armed conflict, geopolitical tensions or trade wars, pandemic or natural disaster.

We depend on our employees, consultants, third-party manufacturers, CROs, as well as regulatory agencies and other parties, for the continued operation of our business. While we maintain disaster recovery plans, they might not adequately protect us. Despite any precautions that we or any third parties on whom we depend take for catastrophic events, including terrorist attacks, wars or other armed conflicts, geopolitical tensions or trade wars, pandemics or natural disasters, these events could result in significant disruptions to our research and development, manufacturing, preclinical studies, clinical trials, and, ultimately, if approved, the commercialization of our products. Long-term disruptions in the infrastructure caused by these types of events, such as natural disasters, which are increasing in frequency due to the impacts of climate change, the outbreak of wars or other armed conflicts, the escalation of hostilities, geopolitical tensions or trade wars, acts of terrorism or “acts of God,” particularly involving geographies in which we or third parties on whom we depend have offices, manufacturing or clinical trial sites, could adversely affect our businesses. For example, the current military conflicts between Russia and Ukraine and in the Middle East could disrupt or otherwise adversely impact our operations and those of third parties upon which we rely. In particular, sanctions imposed by the U.S., the EU and other countries in response to the conflict between Russia and Ukraine and the potential response to such sanctions could adversely affect our business and/or our supply chain, our CROs, third-party manufacturers and other third parties with which we conduct business. While we do not currently conduct business in these geographies, we cannot be certain what the overall impact of these events will be on our business or on the business of any third parties on whom we depend. Although we carry business interruption insurance policies and typically have provisions in our contracts that protect us in certain events, our coverage might not include or be adequate to compensate us for all losses that may occur. Any catastrophic event affecting us, our third-party manufacturers, our CROs, regulatory agencies or other parties with which we are engaged could have a material adverse effect on our operations and financial performance.

Compliance with state, national and international privacy and data security requirements could result in additional costs and liabilities to us or inhibit our ability to collect and process data globally, and the failure to comply with such requirements could subject us to a variety of harms, including significant fines and penalties, litigation and reputational damage, any of which may have a material adverse effect on our business, financial condition or results of operations.

We are subject to laws and regulations covering data privacy and the protection of personal information, including health information. The legislative and regulatory landscape for privacy and data protection continues to evolve, and there has been an increasing focus on privacy and data protection issues which may affect our business. In the U.S., numerous U.S. federal and U.S. state laws and regulations, including state security breach notification laws, state health information privacy laws, and U.S. federal and state consumer protection laws, govern the collection, use, disclosure, and protection of personal information. Most prominently, in California the California Consumer Protection Act (“CCPA”), as amended by the California Privacy Rights Act (“CPRA”), which went into effect on January 1, 2023, establishes a privacy framework for covered businesses by creating an expansive definition of personal information, establishing data privacy rights for consumers and employees in the State of California, imposing special rules on the collection of consumer data from minors, and creating a potentially severe statutory damages framework for violations of the CCPA and for businesses that fail to implement reasonable security procedures and practices to prevent data breaches. The CPRA also created a new state agency that is vested with authority to implement and enforce the CCPA and the CPRA. While clinical trial data is currently exempt from the current version of the CCPA, other personal information may be applicable and possible changes to the CCPA may broaden its scope.

Certain other U.S. state laws impose similar privacy obligations, and we also anticipate that more U.S. states will increasingly enact legislation similar to the CCPA. The CCPA has prompted a number of proposals for new U.S. federal and U.S. state-level privacy legislation and in some states efforts to pass comprehensive privacy laws have been successful. For example, in addition to California, at least 18 other states have passed comprehensive privacy laws similar to the CCPA and CPRA. These laws are either in effect or will go into effect sometime before the end of 2026. Like the CCPA and CPRA, these laws create obligations related to the processing of personal information, as well as special obligations for the processing of “sensitive” data (which includes health data in some cases). Some of the provisions of these laws may apply to our business activities. There are also states that are specifically regulating health information that may affect our business. For example, Washington state passed a health privacy law in 2023 that will regulate the collection and sharing of health information, and the law also has a private right of action, which further increases the relevant compliance risk. Connecticut and Nevada have also passed similar laws regulating consumer health data and additional states (including Vermont) are considering such legislation. These laws may impact our business activities, including our identification of research subjects, relationships with business partners and ultimately the marketing and distribution of our products.

Further, each of these laws is subject to varying interpretations by courts and government agencies, creating complex compliance issues for us. If we fail to comply with applicable laws and regulations, we could be subject to penalties or sanctions, including criminal penalties if we knowingly obtain or disclose individually identifiable health information from a covered entity in a manner that is not authorized or permitted by the Health Insurance Portability and Accountability Act of 1996, as amended by the Health Information Technology for Economic and Clinical Health Act (“HIPAA”).

Plaintiffs’ lawyers are also increasingly using privacy-related statutes at both the state and federal level to bring lawsuits against companies for their data-related practices. In particular, there have been a significant number of cases filed against companies for their use of pixels and other web trackers. These cases often allege violations of the California Invasion of Privacy Act and other state laws regulating wiretapping, as well as the federal Video Privacy Protection Act. The rise in these types of lawsuits creates potential risk for our business.

Numerous other countries have, or are developing, laws governing the collection, use and transmission of personal information as well. The EU and other jurisdictions have adopted data protection laws and regulations, which impose significant compliance obligations. For example, the collection and use of personal information, including health information, in the EU are governed by the provisions of the EU General Data Protection Regulation (“EU GDPR”), as well as transposing and supplementary national data protection legislation in force in relevant Member States. While the UK is no longer a Member State of the EU, the EU GDPR forms part of the law of England and Wales, Scotland and Northern Ireland by virtue of section 3 of the European Union (Withdrawal) Act 2018 (the “UK GDPR”, together with the EU GDPR the “GDPR”) and is supplemented by the Data Protection Act 2018 in the UK. The GDPR and relevant national laws impose a broad range of strict requirements on companies subject to them, such as including requirements relating to having legal bases for processing personal data relating to identifiable individuals and transferring such information outside the European Economic Area (“EEA”) (or in the case of the UK GDPR, outside of the UK), providing details to those individuals regarding the processing of their personal data, implementing safeguards to keep personal data secure, having data processing agreements with third parties who process personal data, providing information to individuals regarding data processing activities, responding to individuals’ requests to exercise their rights in respect of their personal data, obtaining consent of the individuals to whom the personal data relates in certain circumstances, reporting security and privacy breaches involving personal data to the competent national data protection authority and affected individuals, appointing data protection officers, conducting data protection impact assessments, and record-keeping. The GDPR may impose additional responsibility and liability in relation to personal data that we process and we may be required to put in place additional mechanisms ensuring compliance with the new data protection rules. This may be onerous and adversely affect our business, financial condition, results of operations and prospects.

To enable the transfer of personal data outside of the EEA or the UK, safeguards must be implemented in compliance with European and UK data protection laws.

One such safeguard is reliance on a decision determining that a country outside the EEA or the UK provides an “adequate” level of protection for personal data. Although the UK is a third country under EU GDPR, the European Commission has issued a decision recognizing the UK as providing adequate protection under the EU GDPR and, therefore, transfers of personal data originating in the EEA to the UK remain unrestricted. This decision is subject to review and has an expiry date of 27 December 2025. If not renewed or revoked, transfers of personal data originating in the EEA to the UK would require a form of appropriate safeguard, such as those detailed below, to be put in place to allow transfers to continue in compliance with the EU GDPR, which could disrupt our business. Like the EU GDPR, the UK GDPR restricts personal data transfers outside the UK to countries not regarded by the UK as providing adequate protection. The UK government has confirmed that it considers the EU as providing adequate protection for personal data so personal data transfers from the UK to the EEA remain free flowing.

In the absence of an adequacy decision, the most commonly used appropriate safeguard is the standard contractual clauses issued by the European Commission. On June 4, 2021, the European Commission issued new forms of standard contractual clauses (“SCCs”) for data transfers from controllers or processors in the EEA (or otherwise subject to the GDPR) to controllers or processors established outside the EU/EEA (and not subject to the GDPR). The SCCs are a contract between a data exporter and a data importer where the parties agree to the provision of specific protections for personal data and the terms cannot generally be amended by the parties. As of December 27, 2022, the new SCCs must be used for all transfers outside of the EEA in place of the SCCs that were adopted previously under the EU Data Protection Directive. The UK is not subject to the European Commission’s new SCCs but has published the UK International Data Transfer Agreement (the “IDTA”) and International Data Transfer Addendum to the new SCCs (the “UK Addendum”), which provides modifications to the European Commission’s SCCs to enable transfers from the UK in compliance with UK GDPR. For new transfers, the IDTA or the UK Addendum needs to be in place. For any existing transfers relying on pre-Brexit EU SCCs, the IDTA or the UK Addendum must be in place for all transfers from the UK from March 21, 2024. In addition to SCCs, following a ruling from the Court of Justice of the EU, in Data Protection Commissioner v Facebook Ireland Limited and Maximillian Schrems, Case C-311/18, companies relying on SCCs to govern transfers of personal data to third countries (in particular the U.S.) need to perform a transfer impact assessment (“TIA”) to assess whether the data importer can ensure that personal data will be subject to an essentially equivalent level of protection as under the GDPR in the jurisdiction to which the data is imported. Where the TIA concludes that the level of protection will not be essentially equivalent, the data importer must consider whether it can implement additional guarantees to safeguard the personal data and ensure that the level of protection for the personal data is raised. The TIA includes assessing whether third-party vendors can also ensure these guarantees. The same assessment is required for transfers governed by the IDTA. We are required to implement these new safeguards when conducting restricted data transfers under the GDPR and doing so will require significant effort and cost.

If we are investigated by a European or UK data protection authority, we may face fines and other penalties, including bans on processing and transferring personal data. EU and UK data protection authorities have the power to impose administrative fines for violations of the GDPR of up to a maximum of €20 (£17.5) million or 4% of the data controller’s or data processor’s total worldwide global turnover for the preceding fiscal year, whichever is higher, and violations of the GDPR may also lead to damages claims by data controllers and data subjects. An investigation by a European or UK data protection authority could be triggered by the authority acting of its own volition or by a complaint made to the authority by an individual data subject. Administrative fines are in addition to other corrective powers that an authority may exercise, e.g., orders to bring processing operations into compliance in a specified manner and within a specified time period or a temporary or permanent ban on processing activities. Such penalties are in addition to any civil litigation claims by data controllers, clients, and data subjects. As such, we will need to take steps to cause our processes to continue to be compliant with the applicable portions of the GDPR, but we cannot assure you that we will be able to implement changes in a timely manner or without significant disruption to our business, or that such steps will be effective, and we may face the risk of liability under the GDPR.

Although the EU GDPR and the UK GDPR currently impose substantially similar obligations, it is possible that over time the UK GDPR could become less aligned with the EU GDPR. The UK has also now introduced a Data Protection and Digital Information Bill (the “UK Bill”) into the UK legislative process with the intention for this bill to reform the UK’s data protection regime following the UK’s exit from the EU. The final version of the UK Bill may have the effect of further altering the similarities between the UK and EU data protection regime and threaten the UK adequacy decision from the EU Commission. This may lead to additional compliance costs and could increase our overall risk. An additional consequence of amendment to the data protection legal framework in the UK is that the UK would no longer be considered to provide an “adequate” level of protection for personal data and the European Commission adequacy decision in favor of the UK would be revoked. Such an action would remove the ability for data to flow freely between the EEA and the UK and would require that another appropriate safeguard is put in place for data transfers to continue in compliance with the EU GDPR.

Many jurisdictions outside of Europe where we may do business or conduct trials in the future are also considering and/or have enacted comprehensive data protection legislation. In addition, we also continue to see jurisdictions imposing data localization laws. These and similar regulations may interfere with our intended business activities, inhibit our ability to expand into those markets, require modifications to our products or services or prohibit us from continuing to offer services or conduct trials in those markets without significant additional costs.

Our computer systems, or those of our third-party collaborators, service providers, contractors or consultants, have in the past and may in the future suffer security breaches or fail, which may have a material adverse effect on our reputation, business, financial condition or results of operations.

Our computer systems and those of our current or future third-party collaborators, service providers, contractors and consultants have in the past and may in the future suffer security breaches or fail and are vulnerable to damage from computer viruses, unauthorized access, natural disasters, terrorism, war and telecommunication and electrical failures. Attacks on information technology systems are increasing in their frequency, levels of persistence, sophistication and intensity, and they are being conducted by increasingly sophisticated and organized groups and individuals with a wide range of motives and expertise. In addition to extracting sensitive information, such attacks could include the deployment of harmful malware, ransomware, denial-of-service attacks, social engineering and other means to affect service reliability and threaten the confidentiality, integrity and availability of information. The prevalent use of mobile devices also increases the risk of data security incidents. If we experience a material system failure, accident or security breach that causes interruptions in our operations or the operations of third-party collaborators, service providers, contractors and consultants, it could result in significant reputational, financial, legal, regulatory, business or operational harm. For example, the loss of clinical trial data for our product candidates could result in delays in our marketing approval efforts and significantly increase our costs to recover or reproduce the data. To the extent that any disruption or security breach results in a loss of or damage to our data or applications or other data or applications relating to our technology or product candidates, or inappropriate disclosure of confidential or proprietary information, we could incur liabilities and the further development of our product candidates could be delayed. Additionally, actual, potential or anticipated attacks may cause us to incur increasing costs, including costs to deploy additional personnel and protection technologies, train employees, and engage third-party experts and consultants. Further, it is possible that unauthorized access to our data may be obtained through inadequate use of security controls by suppliers or other vendors. We rely on such third parties to implement effective security measures and identify and correct any failures, deficiencies or breaches, and they may not always be successful in doing so. For example, we have been advised by one of our vendors that certain of our clinical data held by the vendor may have been accessed during a ransomware attack on the vendor’s systems.

Any failure or perceived failure by us or any third-party collaborators, service providers, contractors or consultants to comply with our privacy, confidentiality, data security or similar obligations to third parties, or any data security incidents or other security breaches that result in the unauthorized access, release or transfer of sensitive information, including personally identifiable information, may result in governmental investigations, enforcement actions, regulatory fines, litigation or public statements against us. These events could cause third parties to lose trust in us or could result in claims by third parties asserting that we have breached our privacy, confidentiality, data security or similar obligations, any of which could have a material adverse effect on our reputation, business, financial condition or results of operations. Moreover, data security incidents and other security breaches can be difficult to detect, and any delay in identifying them may lead to increased harm. Because the techniques used by computer programmers who may attempt to penetrate and sabotage our network security or our website change frequently and may not be recognized until launched against a target, we may be unable to anticipate these techniques. While we have implemented data security measures intended to protect our information technology systems and infrastructure, there can be no assurance that such measures will successfully prevent service interruptions or data security incidents. Additionally, in the event of material failures, security breaches, cyberattacks or other related breaches of our computer systems or the computer systems of third parties with access to our data, our liability insurance may not be sufficient in type or amount to cover us against related claims.

Risks Related to the Separation and Distribution

We may not achieve some or all of the expected benefits of the Separation.

We may not be able to achieve the full operational, financial and strategic benefits expected to result from the Separation, or such benefits may be delayed or not realized at all. The Separation is expected to provide the following benefits, among others: (i) allowing us to focus exclusively on our business and distinct needs from those of the Former Parent, and pursue our own operational and strategic priorities and respond to trends, developments and opportunities in our target markets; (ii) reduce competition for capital allocation and (iii) more direct potential access to the capital markets as a standalone company.

These anticipated benefits are based on a number of assumptions and uncertainties, which may prove to be incorrect or incomplete and we may not achieve these and other anticipated benefits for a variety of reasons. As a standalone company, we may be more susceptible to market fluctuations and other adverse events than if we were still a part of the Former Parent; our business will be less diversified than the Former Parent’s business prior to completion of the Separation and the actions that have been required to separate the Former Parent’s and our respective businesses could disrupt our operations. If we fail to achieve some or all of the benefits expected to result from the Separation, or if such benefits are delayed, it could have a material adverse effect on our competitive position, business, financial condition, results of operations and cash flows.

Our agreements with the Former Parent may not reflect terms that would have resulted from negotiations with unaffiliated third parties.

The agreements related to the Separation, including, among others, the separation agreement, the transition services agreements, the tax matters agreement and the employee matters agreement were entered into in the context of the Separation while we were still controlled by the Former Parent. Prior to the Distribution, the Former Parent effectively had the sole and absolute discretion to determine and change the terms of the Separation and the Distribution, including the terms of any agreements between the Former Parent and us. As a result, our agreements with the Former Parent may not reflect terms that would have resulted from negotiations between unaffiliated third parties in an arms-length transaction. For a more detailed description, see Note 1, Organization and Description of Business, in the notes to the consolidated financial statements in this Quarterly Report.

The Former Parent may fail to perform under various transaction agreements that were executed as part of the Separation or we may fail to have necessary systems and services in place when certain of the transaction agreements expire.

In connection with the Separation, we and the Former Parent entered into a separation agreement and various other agreements, including transition services agreements, a tax matters agreement and an employee matters agreement that expire on November 13, 2025. These agreements are discussed in greater detail in Note 1, Organization and Description of Business, in the notes to the consolidated financial statements in this Quarterly Report. Certain of these agreements provide for the performance of services by each company for the benefit of the other for a period of time after the Separation. We will rely on the Former Parent to satisfy its performance and payment obligations under these agreements. If the Former Parent is unable to satisfy its obligations under these agreements, including its indemnification obligations, we could incur operational difficulties or losses.

If we do not have in place our own systems and services, or if we do not have agreements with other providers of these services when the transaction or transitional agreements terminate, we may not be able to operate our business effectively and our profitability may decline. We have established our own, or engaged third parties to provide, systems and services to replace many of the systems and services the Former Parent currently provides or previously provided to us, but these new systems and services may not work as well, or we may not be successful in effectively or efficiently implementing these systems and services or in transitioning data from the Former Parent’s systems to our systems. These systems and services may also be more expensive or less efficient than the systems and services the Former Parent is expected to provide during the transition period.

In connection with the separation, we have assumed and agreed to indemnify the Former Parent for certain liabilities. If we are required to make payments pursuant to these indemnities to the Former Parent, we may need to divert cash to meet those obligations and our financial results could be harmed.

Pursuant to the separation agreement and certain other agreements we entered into with the Former Parent, we have assumed and agreed to indemnify the Former Parent for certain liabilities for uncapped amounts, which may include, among other items, associated defense costs, settlement amounts and judgments, as discussed further in Note 1, Organization and Description of Business, in the notes to the consolidated financial statements in this Quarterly Report. Payments pursuant to these indemnities may be significant and could harm our business, particularly indemnities relating to our actions that could impact the tax-free nature of the Separation and the Distribution and certain related transactions. Third parties could also seek to hold us responsible for liabilities of the Former Parent’s business. The Former Parent has agreed to indemnify us for liabilities of the Former Parent’s business, but such indemnity from the Former Parent may not be sufficient to protect us against the full amount of such liabilities, and the Former Parent may not fully satisfy its indemnification obligations. Moreover, even if we ultimately succeed in recovering from the Former Parent any amounts for which we are held liable, we may be temporarily required to bear these losses ourselves. In addition, pursuant to the separation agreement and certain other agreements we entered into with the Former Parent, we have agreed to undertake certain obligations for the benefit of the Former Parent and its former employees who became employees of ours following the Separation. If we fail to comply with such obligations, we may be liable to the Former Parent. Each of these risks could harm our business, prospects, financial condition and results of operations.

Risks Related to Tax Matters

If the Separation and the Distribution from the Former Parent, in relevant part and together with certain related transactions, do not qualify as transactions that are tax-free for U.S. federal income tax purposes, certain U.S. subsidiaries of the Former Parent and the Former Parent’s shareholders could be subject to significant tax liabilities, and we could be required to indemnify the Former Parent or its subsidiaries for material taxes pursuant to indemnification obligations under the tax matters agreement which we entered into with the Former Parent in connection with the Separation.

It was a condition to the Distribution that the Former Parent receive a private letter ruling from the Internal Revenue Service (the “IRS”) and an opinion from Goodwin Procter LLP, together confirming that the Separation and the Distribution, in relevant part and together with certain related transactions, subject to certain caveats, are tax-free for U.S. federal income tax purposes under Sections 355 and 368(a)(1)(D) of the Internal Revenue Code of 1986, as amended (the “Code”), except for cash received in lieu of fractional ordinary shares. The Former Parent has received a favorable private letter ruling from the IRS addressing the qualification of the Distribution under Section 355 of the Code. However, the private letter ruling does not address all of the issues that are relevant to determining whether the Separation and the Distribution, in relevant part and together with certain related transactions, qualify as transactions that are tax-free for U.S. federal income tax purposes. The IRS private letter ruling and the opinion of Goodwin Proctor LLP are based, among other things, on various facts and assumptions, as well as certain representations, statements and undertakings from the Former Parent and us (including those relating to the past and future conduct of the Former Parent and us) and are subject to certain caveats. If any of these facts, assumptions, representations, statements or undertakings is, or becomes, inaccurate or incomplete, or if we or the Former Parent breach any of our respective covenants relating to the Separation, the IRS private letter ruling and any tax opinion may be invalid. Accordingly, notwithstanding receipt of the IRS private letter ruling and an opinion of Goodwin Procter LLP, the IRS could determine that the Separation and the Distribution, in relevant part and together with certain related transactions, should be treated as taxable transactions for U.S. federal income tax purposes if it determines that any of the facts, assumptions, representations, statements or undertakings that were included in the request for such IRS private letter ruling or on which any such opinion was based are false or have been violated. In addition, an opinion of Goodwin Procter LLP represents the judgment of Goodwin Procter LLP, which is not binding on the IRS or any court. Accordingly, notwithstanding receipt by the Former Parent of the tax opinion and the IRS private letter ruling referred to above, the IRS could assert that the Separation and the Distribution and certain related transactions do not qualify for tax-free treatment for U.S. federal income tax purposes.

If the Separation and the Distribution, in relevant part and together with certain related transactions, fail to qualify as transactions that are tax-free under Sections 355 and 368(a)(1)(D) of the Code, in general, for U.S. federal income tax purposes, certain U.S. subsidiaries of the Former Parent would recognize taxable gain and the

Former Parent’s shareholders who received our ordinary shares in the Distribution would be subject to tax as if they had received a taxable distribution equal to the fair market value of such shares.

In connection with the Distribution, we and the Former Parent entered into a tax matters agreement pursuant to which we are responsible for certain liabilities and obligations following the Distribution. In general, under the terms of the tax matters agreement, if the Separation and the Distribution, in relevant part and together with certain related transactions, fail to qualify as transactions that are tax-free, for U.S. federal income tax purposes, under Sections 355 and 368(a)(1)(D) of the Code, and if and to the extent that such failure results from certain actions, omissions or failures to act by the Former Parent, including a prohibited change of control in the Former Parent under Section 355(e) of the Code or an acquisition of the Former Parent’s shares or assets, then the Former Parent will bear any resulting taxes, interest, penalties and other costs. If and to the extent that such failure results from certain actions, omissions or failures to act by us, including a prohibited change of control in Mural under Section 355(e) of the Code or an acquisition of our shares or assets, then we will indemnify the Former Parent for any resulting taxes, interest, penalties and other costs. If such failure does not result from a prohibited change of control in the Former Parent or Mural under Section 355(e) of the Code and both we and the Former Parent are responsible for such failure, liability will be shared according to relative fault. If neither we nor the Former Parent is responsible for such failure, the Former Parent will bear any resulting taxes, interest, penalties and other costs. It is possible that a strategic alternative could be a transaction that results in indemnification obligations under the tax matters agreement, which could impact our ability to consummate any such transaction or otherwise have an adverse impact on our operations. Our indemnification obligations to the Former Parent under the tax matters agreement are not limited in amount or subject to any cap. If we are required to pay any taxes or indemnify the Former Parent and its subsidiaries and their respective officers and directors under the circumstances set forth in the tax matters agreement, we may be subject to substantial liabilities.

We may not be able to engage in attractive strategic or capital-raising transactions following the Separation.

To preserve the tax-free treatment of the Separation and the Distribution for U.S. federal income tax purposes, for the four-year period beginning two years before and ending two years after the Distribution, we are prohibited under the tax matters agreement, except in specific circumstances, from certain actions, including: (i) entering into or approving any transaction involving the acquisition of outstanding or newly issued Mural equity that, when combined with other non-excepted changes in ownership of our ordinary shares, results in a change in ownership of more than a specified percentage; (ii) liquidating or partially liquidating, or merging or consolidating (unless we are the survivor); (iii) making or changing any entity classification election; (iv) ceasing to be engaged in an active trade or business, or selling, transferring or disposing of more than a specified percentage of the assets of any active trade or business or reducing the number of full-time employees engaged in any active trade or business by more than a specified percentage; (v) amending any of our organizational documents or taking any action affecting the voting rights of our ordinary shares; (vi) redeeming or otherwise repurchasing any of our outstanding shares or options; or (vii) taking or failing to take any other action that would prevent the Separation and the Distribution, in relevant part and together with certain related transactions, from qualifying as transactions that are tax-free for U.S. federal income tax purposes under Sections 355 and 368(a)(1)(D) of the Code, except for cash received in lieu of fractional ordinary shares. These restrictions may limit for a period of time our ability to pursue certain strategic transactions, equity issuances or repurchases or other transactions that we may believe to be in the best interests of our shareholders or that might increase the value of our business. For more information, see Note 1, Organization and Description of Business, in the notes to the consolidated financial statements in this Quarterly Report.

If we are a passive foreign investment company, there could be material adverse U.S. federal income tax consequences to U.S. holders.

Under the Code, we will be a passive foreign investment company (a “PFIC”) for any taxable year in which (1) 75% or more of our gross income consists of passive income or (2) 50% or more of the average quarterly value of our assets consists of assets that produce, or are held for the production of, passive income. For purposes of these tests, passive income includes dividends, interest, gains from the sale or exchange of investment property and certain rents and royalties. In addition, for purposes of the above calculations, a non-U.S. corporation that directly or indirectly owns at least 25% by value of the shares of another corporation is treated as holding and receiving directly its proportionate share of assets and income of such corporation. If we are a PFIC for any taxable year during which a U.S. holder holds our ordinary shares, the U.S. holder may be subject to material adverse tax consequences regardless of whether we continue to qualify as a PFIC, including ineligibility for any preferred tax rates on capital gains or on actual or deemed dividends, interest charges on certain taxes treated as deferred and additional reporting requirements.

We believe that we will be treated as a PFIC for U.S. federal income tax purposes for the period covered by this Quarterly Report but it is uncertain whether we or any of our subsidiaries will be treated as a PFIC for the subsequent tax year. The determination of whether we are a PFIC is a fact-intensive determination made on an annual basis applying principles and methodologies that in some circumstances are unclear and subject to varying interpretation. Under the income test described above, our status as a PFIC depends on the composition of our income which will depend on the transactions we enter into in the future and our corporate structure. The composition of our income and assets is also affected by the spending of the cash we raise in any offering and the cash we currently have on our balance sheet. As we believe that we will be treated as a PFIC for the 2024 tax year, certain elections may be desired, as discussed herein, after consultation with your personal tax advisor or tax professional. Because PFIC status is based on our income, assets, and activities for the entire taxable year, we cannot make a final determination at this time as to whether we will be a PFIC for the current taxable year and our PFIC status may change from year to year.

In certain circumstances, a U.S. holder of shares in a PFIC may alleviate some of the adverse tax consequences described above by making either a “qualified electing fund” election under Section 1295 of the Code (a “QEF Election”) or a mark-to-market election (if our ordinary shares constitute “marketable” securities under the Code). However, a U.S. holder may make a QEF Election with respect to our ordinary shares only if we agree to furnish such U.S. holder annually with required information. If we determine we are a PFIC for any taxable year, upon written request by a U.S. Holder, we will endeavor to provide to a U.S. Holder such information as the IRS may require in order to enable the U.S. Holder to make and maintain a QEF Election, but there can be no assurance that we will timely provide such required information. There is also no assurance that we will have timely knowledge of our status as a PFIC in the future or of the required information to be provided.

We urge U.S. holders to consult their tax advisors regarding the possible application of the PFIC rules, elections and consequences of our status as a PFIC for the 2024 tax year and in the event we are treated as a PFIC in any future tax year.

Risks Related to Ownership of Our Ordinary Shares

We are an “emerging growth company” and a “smaller reporting company” and the reduced disclosure requirements applicable to emerging growth companies and smaller reporting companies may make our ordinary shares less attractive to investors.

We qualify as an “emerging growth company”, as defined in the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”). We may remain an emerging growth company until December 31, 2028, although if the market value of our ordinary shares that is held by non-affiliates exceeds $700.0 million as of any June 30 before that time or if we have annual gross revenues of $1.235 billion or more in any fiscal year, we would cease to be an emerging growth company as of December 31 of the applicable year. We also would cease to be an emerging growth company if we issue more than $1.0 billion of non-convertible debt over a three-year period. For so long as we remain an emerging growth company, we are permitted and intend to rely on exemptions from certain disclosure requirements that are applicable to other public companies that are not emerging growth companies. These exemptions include:

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being permitted to provide only two years of audited financial statements, in addition to any required unaudited interim financial statements, with correspondingly reduced “Management’s Discussion and Analysis of Financial Condition and Results of Operations” disclosure;

•	not being required to comply with the auditor attestation requirements in the assessment of our internal control over financial reporting;

•	reduced disclosure obligations regarding executive compensation; and

•	exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and shareholder approval of any golden parachute payments not previously approved.

Even after we no longer qualify as an emerging growth company, we may continue to qualify as a smaller reporting company, which would allow us to take advantage of many of the same exemptions from disclosure requirements, including reduced disclosure obligations regarding executive compensation. In addition, if we are a smaller reporting company with less than $100 million in annual revenue, we would not be required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act.

We cannot predict whether investors will find our ordinary shares less attractive if we rely on these exemptions. If some investors find our ordinary shares less attractive as a result, there may be a less active trading market for our ordinary shares and our share price may be more volatile.

In addition, the JOBS Act permits an emerging growth company to take advantage of an extended transition period to comply with new or revised accounting standards applicable to public companies until those standards would otherwise apply to private companies. We have elected not to “opt out” of the exemption for the delayed adoption of certain accounting standards, and therefore, we will adopt new or revised accounting standards at the time private companies adopt the new or revised accounting standards and will do so until such time that we either (i) irrevocably elect to “opt out” of such extended transition period or (ii) no longer qualify as an emerging growth company. As a result of this election, our consolidated financial statements may not be comparable to those of other public companies that comply with new or revised accounting pronouncements as of public company effective dates. We may choose to early adopt any new or revised accounting standards whenever such early adoption is permitted for private companies.

The price of our ordinary shares could be subject to volatility related or unrelated to our operations.

Our share price is volatile. The stock market in general and the market for biotechnology and pharmaceutical companies in particular have experienced extreme volatility that has often been unrelated to the operating performance of particular companies. As a result of this volatility, investors may not be able to sell their ordinary shares at an attractive price or at all. The market price for our ordinary shares may be influenced by many factors, including:

•	adverse results from preclinical studies or clinical trials of our product candidates or our competitors’ product candidates or products, such as the results from our ARTISTRY-6 and ARTISTRY-7 trials;

•	the commencement, enrollment, completion or results of any ongoing or future clinical trials we may conduct, or changes in the development status of our product candidates;

•	adverse results from, delays in initiating or completing, or termination of clinical trials;

•	unanticipated safety concerns related to the use of our product candidates;

•	adverse regulatory decisions, including failure by us or one of our competitors to receive regulatory approval of product candidates;

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any delay in our regulatory filings for our product candidates and any adverse development or perceived adverse development with respect to the applicable regulatory authority’s review of such filings, including without limitation the FDA’s issuance of a “refusal to file” letter or a request for additional information;

•	lower than expected market acceptance of our or our competitors’ products following approval for commercialization;

•	adverse developments concerning our manufacturers;

•	our inability to obtain adequate product supply for any approved product or inability to do so at acceptable prices;

•	introduction of new products or services by our competitors;

•	changes in financial estimates by us or by any securities analysts who might cover our shares;

•	conditions or trends in our industry;

•	our cash position;

•	sales of our ordinary shares by us or our shareholders in the future;

•	adoption of new accounting standards;

•	ineffectiveness of our internal controls;

•	changes in the market valuations of similar companies;

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stock market price and volume fluctuations of comparable companies and, in particular, those that operate in the biotechnology and pharmaceutical industry and those developing immuno-oncology products;

•	publication of research reports or other media articles about us or our industry or positive or negative recommendations or withdrawal of research coverage by securities analysts;

•	announcements by us or our competitors of significant acquisitions, strategic partnerships or divestitures;

•	announcements of investigations or regulatory scrutiny of our operations or lawsuits that may be filed against us;

•	investors’ general perception of our company and the reputation of our business;

•	recruitment or departure of key personnel;

•	overall performance of the equity markets;

•	trading volume of our ordinary shares;

•	disputes or other developments relating to proprietary rights, including patents, litigation matters and our ability to obtain patent protection for our technologies and product candidates;

•	significant lawsuits, including patent or shareholder litigation;

•	proposed changes to healthcare laws or pharmaceutical pricing in the U.S. or non-U.S. jurisdictions, or speculation regarding such changes;

•	general political and economic conditions, including disruptions in the banking industry; and

•	other events or factors, many of which are beyond our control.

In addition, in the past, shareholders have initiated class action lawsuits against pharmaceutical and biotechnology companies following periods of volatility in the market prices of these companies’ shares. This risk is especially relevant for us because biopharmaceutical companies have experienced significant share price volatility in recent years. Such litigation, if instituted against us, could cause us to incur substantial costs and divert management’s attention and resources from our business.

If securities or industry analysts do not publish research or reports about our company, or if they issue unfavorable or inaccurate research regarding our business, our share price and trading volume could decline.

The trading market for our ordinary shares relies, in part, on the research and reports that securities or industry analysts publish about us or our business. We do not have any control over these analysts or their research. There can be no assurance that analysts will begin to cover us. There is also no assurance that any covering analysts will provide favorable coverage, and unfavorable coverage, or lack of favorable coverage, could cause our share price and trading volume to decline.

Future sales and issuances of our ordinary shares or rights to purchase ordinary shares, including pursuant to our equity incentive plans, could result in additional dilution of the percentage ownership of our shareholders and could cause our share price to fall.

We expect that significant additional capital will be needed in the future to continue our planned operations. To the extent we raise additional capital by issuing equity securities, our shareholders may experience substantial dilution. We may sell ordinary shares, convertible securities or other equity securities in one or more transactions at prices and in the manner we determine from time to time. If we sell ordinary shares, convertible securities or other equity securities in one or more transaction(s), investors may be materially diluted by subsequent sales. These sales may also result in material dilution to our existing shareholders, and new investors could gain rights superior to our existing shareholders.

We have adopted an equity incentive plan pursuant to which we may grant stock options, restricted stock unit awards and other equity-based awards to our employees, directors and consultants. Any increase in the number of shares outstanding as a result of the exercise of outstanding options or the vesting or settlement of outstanding equity awards will cause our shareholders to experience additional dilution, which could cause our share price to fall.

Our business could be negatively affected as a result of the actions of activist shareholders.

Proxy contests and other actions by activist shareholders have been waged against many companies in the biopharmaceutical industry over the last few years. If faced with a proxy contest or other activist shareholder action, we may not be able to respond successfully to the contest or action, which could be disruptive to our business. Even if we are successful, our business could be adversely affected by any proxy contest or activist shareholder action involving us because:

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responding to proxy contests and other actions by activist shareholders can be costly and time-consuming, can disrupt operations and divert the attention of management and employees, and can lead to uncertainty;

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perceived uncertainties as to future direction may result in the loss of potential acquisitions, collaborations or licensing opportunities, and may make it more difficult to attract and retain qualified personnel and business partners; and

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if individuals are elected to our board of directors with a specific agenda, it may adversely affect our ability to effectively implement our strategic plan in a timely manner and create additional value for our shareholders.

These actions could cause the market price of our ordinary shares to experience periods of volatility.

We do not intend to pay dividends on our ordinary shares so any returns will be limited to the value of our shares.

We currently anticipate retaining our available cash and cash equivalents and do not anticipate declaring or paying any cash dividends for the foreseeable future. Any determination to pay dividends in the future will be at the sole discretion of our board of directors. In addition, the terms of any future debt agreements that we may enter into may preclude us from paying dividends. Any return to our shareholders will therefore likely be limited in the foreseeable future to the appreciation of their shares.

If we fail to maintain an effective system of internal control over financial reporting, we may not be able to accurately report our financial results or prevent fraud. As a result, shareholders could lose confidence in our financial and other public reporting, which would harm our business and the trading price of our ordinary shares.

We are subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Sarbanes-Oxley Act, and the rules and regulations of Nasdaq. Our financial results historically were included within the consolidated results of the Former Parent, and prior to the Separation, we were not directly subject to reporting and other requirements of the Exchange Act and Section 404 of the Sarbanes-Oxley Act. For so long as we remain an emerging growth company, we will be exempt from Section 404(b) of the Sarbanes-Oxley Act, which requires auditor attestation to the effectiveness of internal control over financial reporting. We cannot predict if investors will find our ordinary shares less attractive because we may rely on the exemptions available to us as an emerging growth company. If some investors find our ordinary shares less attractive as a result, there may be a less active trading market for our ordinary shares and our share price may be more volatile.

We are subject to Section 404(a) of the Sarbanes-Oxley Act requiring annual management assessment of the effectiveness of our internal control over financial reporting and, as of the expiration of our emerging growth company status, we will be broadly subject to enhanced reporting and other requirements under the Exchange Act and Sarbanes-Oxley Act. These and other obligations will place significant demands on our management, administrative and operational resources, including accounting and information technology resources. To comply with these requirements, we anticipate that we will need to further upgrade our systems, including duplicating computer hardware infrastructure, implement additional financial and management controls, reporting systems and procedures and hire additional accounting, finance and information technology staff. Our management and other personnel will need to devote a substantial amount of time to these compliance initiatives. Moreover, these rules and regulations will increase our legal and financial compliance costs and will make some activities more time-consuming and costlier. If we are unable to do this in a timely and effective fashion, our ability to comply with our financial reporting requirements and other rules that apply to reporting companies could be impaired and our business, prospects, financial condition and results of operations could be harmed.

We may discover weaknesses in our system of internal financial and accounting controls and procedures that could result in a material misstatement of our financial statements. Our internal control over financial reporting will not prevent or detect all errors and all fraud. A control system, no matter how well designed and operated, can provide only reasonable, not absolute, assurance that the control system’s objectives will be met. Because of the inherent limitations in all control systems, no evaluation of controls can provide absolute assurance that misstatements due to error or fraud will not occur or that all control issues and instances of fraud will be detected.

If we are not able to comply with the requirements of Section 404 of the Sarbanes-Oxley Act in a timely manner, or if we are unable to maintain proper and effective internal control over financial reporting, we may not be able to produce timely and accurate financial statements. If that were to happen, our investors could lose confidence in our reported financial information, the market price of our shares could decline, and we could be subject to sanctions or investigations by the SEC or other regulatory authorities.

An active trading market for our ordinary shares may not develop or be sustained and our shareholders may not be able to resell our ordinary shares that they hold.

Prior to the Distribution, there was no public market for our ordinary shares. We cannot predict the extent to which an active market for our ordinary shares will be sustained, or how the development of such a market might affect the market price for our ordinary shares. As a result, it may be difficult for our shareholders to sell their ordinary shares at an attractive price or at all.

We have incurred and will continue to incur increased costs, as compared to prior to the Separation, as a result of operating as a public company, and our management has devoted and will continue to be required to devote substantial time to new compliance initiatives and corporate governance practices.

As a public company, we incur significant legal, accounting and other expenses. The Sarbanes-Oxley Act, Dodd-Frank, Nasdaq listing requirements, and other applicable securities rules and regulations impose various requirements on public companies, including establishment and maintenance of effective disclosure and financial controls and corporate governance practices. Our management and other personnel will need to devote a substantial amount of time to these compliance initiatives. Moreover, these rules and regulations will increase our legal and financial compliance costs, particularly as we hire additional financial and accounting employees to meet public company internal control and financial reporting requirements and will make some activities more time-consuming and costly.

We are evaluating these rules and regulations and cannot predict or estimate the amount of additional costs we may incur or the timing of such costs. These rules and regulations are often subject to varying interpretations, in many cases due to their lack of specificity, and, as a result, their application in practice may evolve over time as new guidance is provided by regulatory and governing bodies. This could result in continuing uncertainty regarding compliance matters and higher costs necessitated by ongoing revisions to disclosure and governance practices. We intend to invest resources to comply with evolving laws, regulations and standards, and this investment may result in increased general and administrative expenses and a diversion of management’s time and attention from revenue-generating activities to compliance activities. If notwithstanding our efforts to comply with new laws, regulations and standards, we fail to comply, regulatory authorities may initiate legal proceedings against us and our business may be materially adversely affected.

Pursuant to Section 404, we are required to furnish a report by our management on our internal control over financial reporting. However, while we remain an emerging growth company or a smaller reporting company with less than $100 million in annual revenue, we will not be required to include an attestation report on internal control over financial reporting issued by our independent registered public accounting firm. To achieve compliance with Section 404 within the prescribed period, we are engaged in a process to document and evaluate our internal control over financial reporting, which is both costly and challenging. In this regard, we will need to continue to dedicate internal resources, including through hiring additional financial and accounting personnel, potentially engage outside consultants and adopt a detailed work plan to assess and document the adequacy of internal control over financial reporting, continue steps to improve control processes as appropriate, validate through testing that controls are functioning as documented and implement a continuous reporting and improvement process for internal control over financial reporting. Despite our efforts, there is a risk that we will not be able to conclude, within the prescribed timeframe or at all, that our internal control over financial reporting is effective as required by Section 404. If we identify one or more material weaknesses in our internal control over financial reporting, it could result in an adverse reaction in the financial markets due to a loss of confidence in the reliability of our financial statements.

Our disclosure controls and procedures may not prevent or detect all errors or acts of fraud.

As a public company, we are subject to certain reporting requirements of the Exchange Act. Our disclosure controls and procedures are designed to reasonably assure that information required to be disclosed by us in reports we file or submit under the Exchange Act is accumulated and communicated to management, recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC. We believe that any disclosure controls and procedures or internal control over financial reporting, no matter how well conceived and operated, can provide only reasonable, not absolute, assurance that the objectives of the control system are met. These inherent limitations include the realities that judgments in decision-making can be faulty, and that breakdowns can occur because of simple error or mistake. Additionally, controls can be circumvented by the individual acts of some persons, by collusion of two or more people or by an unauthorized override of the controls. Accordingly, because of the inherent limitations in our control system, misstatements or insufficient disclosures due to error or fraud may occur and not be detected.

Risks Related to Our Jurisdiction of Incorporation in Ireland

Irish law differs from the laws in effect in the U.S. and might afford less protection to the holders of our securities, and any actual or potential takeover offer for us will be subject to the Irish Takeover Rules.

Holders of our securities could have more difficulty protecting their interests than would the shareholders of a corporation incorporated in a jurisdiction of the U.S. As an Irish-incorporated company, we are governed by Irish law, including the Irish Companies Act 2014 and the Irish Takeover Rules, which differs in some significant, and possibly material, respects from provisions set forth in various U.S. state laws applicable to U.S. corporations and their shareholders, including provisions relating to interested directors, mergers and acquisitions, takeovers, shareholder lawsuits and indemnification of directors. The duties of directors and officers of an Irish company are generally owed to the company only. Therefore, under Irish law, shareholders of Irish companies do not generally have a right to commence a legal action against directors or officers and may only do so in limited circumstances. Directors of an Irish company must act with due care and skill, honestly and in good faith with a view to the best interests of the company. Directors must not put themselves in a position in which their duties to the company and their personal interests conflict and must disclose any personal interest in any contract or arrangement with the company or any of our subsidiaries. A director or officer can be held personally liable to the company in respect of a breach of duty to the company.

In addition, our Constitution provides that the Irish courts have exclusive jurisdiction to determine any and all derivative actions in which a holder of our ordinary shares asserts a claim in the name of the company, actions asserting a claim of breach of a fiduciary duty of any of the company’s directors and actions asserting a claim arising pursuant to any provision of Irish law or our Constitution. Under Irish law, the proper claimant for wrongs committed against a company, including by the company’s directors, is considered to be the company itself. Irish law permits a shareholder to initiate a lawsuit on behalf of a company such as us only in limited circumstances and requires court permission to do so, meaning there is limited ability for any potential shareholder to bring a claim directly to the Irish courts and the requirement for court permission may discourage potential shareholders from bringing a claim.

Our Constitution, however, also provides that unless we consent in writing to the selection of an alternative forum, the U.S. federal district courts of the U.S. shall be the sole and exclusive forum for resolving any dispute asserting a cause of action arising under the Securities Act of 1933, as amended (the “Securities Act”), and the Exchange Act, or the respective rules and regulations promulgated thereunder. However, there is some uncertainty as to whether a court would enforce such a provision and, in any event, our shareholders will not be deemed to have waived our compliance with U.S. federal securities laws and the rules and regulations thereunder. Additionally, Section 22 of the Securities Act creates concurrent jurisdiction for U.S. federal and state courts over all suits brought to enforce any duty or liability created by the Securities Act or the rules and regulations thereunder. These provisions may limit, or increase the difficulty of, shareholders’ ability to bring a claim in a judicial forum that they find favorable for disputes with us or our directors and officers under the Securities Act and Exchange Act or may result in increased costs to bring a claim.

It may not be possible to enforce court judgments obtained in the U.S. against us in Ireland based on the civil liability provisions of U.S. federal or U.S. state securities laws. In addition, there is some uncertainty as to whether the courts of Ireland would recognize or enforce judgments of U.S. courts obtained against us or our directors or officers based on the civil liabilities provisions of U.S. federal or U.S. state securities laws or hear actions against us or those persons based on those laws. We have been advised that the U.S. currently does not have a treaty with Ireland providing for the reciprocal recognition and enforcement of judgments in civil and commercial matters. Therefore, a final judgment for the payment of money rendered by any U.S. federal or U.S. state court based on civil liability, whether or not based solely on U.S. federal or U.S. state securities laws, would not automatically be enforceable in Ireland.

In addition, any actual or potential takeover offer for our company will be subject to the Irish Takeover Rules. Under the Irish Takeover Rules, during the course of an offer or at any earlier time during which our board of directors has reason to believe that an offer for our company may be imminent, our board of directors will not be permitted to take any action, other than seeking alternative offers, which might frustrate the making of an offer for our ordinary shares unless we obtain approval from our shareholders or from the Irish Takeover Panel for such action. Potentially frustrating actions that are prohibited during the course of an offer, or at any earlier time during which our board of directors has reason to believe an offer is or may be imminent, include (i) the issuance of shares, options or convertible securities or the redemption or purchase of own shares, (ii) material acquisitions or disposals, (iii) entering into contracts other than in the ordinary course of business or (iv) any action, other than seeking alternative offers, which may result in frustration of an offer. Accordingly, if these restrictions become applicable to us, we may be unable to take, or may be delayed in taking, certain actions, in connection with a financing, commercial or strategic transaction or otherwise, that we believe are in the best interest of the company.

Transfers of our ordinary shares may be subject to Irish stamp duty.

Transfers of our ordinary shares effected by means of the transfer of book entry interests in the Depository Trust Company (“DTC”) will not be subject to Irish stamp duty. However, if you hold your ordinary shares directly, rather than beneficially through DTC, any transfer of your ordinary shares could be subject to Irish stamp duty (currently at the rate of 1% of the higher of the price paid or the market value of the shares acquired). Payment of Irish stamp duty is generally a legal obligation of the transferee.

We may, in our absolute discretion, pay (or cause one of our affiliates to pay) any stamp duty. Our Constitution provides that, in the event of any such payment, we (i) may seek reimbursement from the buyer, (ii) will have a lien against the shares acquired by such buyer and any dividends paid on such shares and (iii) may set-off the amount of the stamp duty against future dividends on such shares.

Our ability to obtain financing may be limited by the terms of our future financing arrangements and the provisions of Irish law.

Restrictions in future financing arrangements and mandatory provisions of Irish law may adversely affect our ability to obtain financing. Future debt agreements or other financing arrangements may include covenants that limit our ability to engage in specified transactions, including prohibiting us from incurring additional secured or unsecured debt, paying dividends or redeeming equity securities. In addition, Irish law requires that our directors must have specific authority from shareholders to allot and issue new shares generally, or to issue new shares for cash to new shareholders without offering such shares to existing shareholders pro-rata to their existing holdings (including, in each case, rights to subscribe for or otherwise acquire any shares), even where such shares form part of our authorized but unissued share capital. Irish law also provides that, in the event of an actual or potential takeover offer being made for us, various actions, including issuing shares, options or convertible securities, material acquisitions or disposals, entering into contracts other than in the ordinary course of business or any action, other than seeking alternative offers, may be prohibited unless approved by our shareholders or the Irish Takeover Panel. These restrictions may prevent or delay us from taking actions that we believe are in our best interest or from obtaining financing on favorable terms, in adequate amounts or at all, which may adversely impact our results of operations and financial condition.

There is no guarantee that we will seek or be able to create the distributable reserves needed to pay dividends.

While we currently do not intend for the foreseeable future to pay dividends, we may determine to pay dividends in the future, subject to applicable law. Under Irish law, dividends must be paid (and share repurchases must generally be funded) out of “distributable reserves,” which we do not have. However, we do have a significant amount of share premium. To create “distributable reserves,” we would need to undertake an Irish legal process pursuant to which we will convert up to our entire share premium account to “distributable reserves.” This process would require the approval of the High Court of Ireland and the approval of our shareholders. Although we do not currently plan to seek to create distributable reserves, if we later determine to do so, there can be no assurance that the High Court of Ireland would approve the creation of distributable reserves, as the issuance of the required order is a matter for the discretion of the High Court of Ireland, or that our shareholders would approve the creation of distributable reserves in the manner required. In the event that “distributable reserves” are not created, no distributions by way of dividends, share repurchases or otherwise will be permitted under Irish law until such time as we have created sufficient distributable reserves from our operating activities.

Irish law imposes restrictions on certain aspects of capital management.

Irish law allows our shareholders to pre-authorize shares to be issued by our board of directors without further shareholder approval for up to a maximum of five years. This authorization was contained in our Constitution at the time of the Distribution and will therefore lapse approximately five years after the Distribution unless renewed by shareholders and we cannot guarantee that such renewal will be approved. Additionally, subject to specified exceptions, including the opt-out that is included in our articles of association, Irish law grants statutory pre-emptive rights to existing shareholders to subscribe for new issuances of shares for cash. This opt-out also expires approximately five years after the Distribution unless renewed by further shareholder approval and we cannot guarantee that such renewal of the opt-out from pre-emptive rights will be approved. We cannot assure you that these Irish legal restrictions will not interfere with our capital management.

If a quorum is not present at a general meeting, decisions may be taken at an adjourned meeting by those shareholders in attendance, irrespective of their number.

Our Constitution provides that no business shall be transacted at any general meeting unless a quorum is present. Two or more shareholders present in person or by proxy holding not less than a majority of our issued and outstanding shares entitled to vote at the meeting in question constitute a quorum for such meeting. If a quorum is not present within an hour from the time appointed for the meeting, the meeting shall (i) if convened by the shareholders, be dissolved, and (ii) if otherwise convened, be adjourned for one week and held at the same time and place (or such other place as the board of directors determines). If a quorum is not present within an hour of the time appointed for the adjourned meeting, the shareholders present shall constitute a quorum.

Our Constitution provides that our board of directors or the chairperson of our board of directors may determine the manner in which the poll is to be taken at each meeting and the manner in which the votes are to be counted.

A poll in respect of the election of the chairperson or on a question of adjournment shall be taken immediately. A poll in respect of any other question shall be taken within 10 days from the date of the meeting at which the vote was taken, as the chairperson of the meeting directs. Any business other than that on which a poll has been demanded may proceed. No notice is required in respect of a poll not taken immediately. The result of the poll shall be deemed to be the resolution of the general meeting at which the poll was demanded. On a poll, a shareholder entitled to more than one vote need not use all their votes in the same way.

While there is no requirement for a poll to be conducted in writing under Irish law, it is standard practice that polling papers are provided by a company. The proxy form issued with notice of the general meeting may include the option to cast a vote on a poll. If supplied at the general meeting, polling papers are completed and put in a ballot box. The board of directors may also permit electronic or telephonic voting. If voting lists are used, generally three lists labeled “For,” “Against” and “Abstain” (or “Withheld”) are presented to the meeting and each shareholder signs the relevant list, and prints their name, whether they are voting as shareholder or proxy, and the number of votes cast.

General Risk Factors

Unfavorable global economic or political conditions could adversely affect our business, financial condition or results of operations.

Our results of operations could be adversely affected by general conditions in the global economy and in the global financial markets. For example, in 2008, the global financial crisis caused extreme volatility and disruptions in the capital and credit markets, and, in recent years, the COVID-19 pandemic has caused significant volatility and uncertainty in the U.S. and international markets. In addition, the current military conflicts between Russia and Ukraine and in the Middle East could disrupt or otherwise adversely impact our operations and those of third parties upon which we rely. Related sanctions, export controls or other actions that may be initiated by nations including the U.S., the EU or Russia (e.g., potential cyberattacks, disruption of energy flows, etc.), which could adversely affect our business and/or our supply chain, our CROs, third-party manufacturers and other third parties with which we conduct business. A severe or prolonged economic downturn, global conflict or political unrest could result in a variety of risks to our business, including weakened demand for our product candidates and our ability to raise additional capital when needed on acceptable terms, if at all. A weak or declining economy could also strain our suppliers, possibly resulting in supply disruption, or cause our customers to delay making payments for our services. Any of the foregoing could harm our business and we cannot anticipate all of the ways in which the current economic climate and financial market conditions could adversely impact our business.

Changes in tax law could adversely affect our business and financial condition.

The rules dealing with U.S. federal, state, and local income taxation are constantly under review by persons involved in the legislative process and by the IRS and the U.S. Department of Treasury. Changes to tax laws (which changes may have retroactive application) could adversely affect us or holders of our ordinary shares. In recent years, many such changes have been made and changes are likely to continue to occur in the future. It cannot be predicted whether, when, in what form or with what effective dates tax laws, regulations and rulings may be enacted, promulgated or issued, which could result in an increase in our or our shareholders’ tax liability or require changes in the manner in which we operate in order to minimize or mitigate any adverse effects of changes in tax law.

In addition, non-U.S. governments may enact tax laws in response to the changes in the rules dealing with U.S. federal, state and local income taxation or otherwise that could result in further changes to global taxation and materially affect our financial position and results of operations or holders of our ordinary shares. The uncertainty surrounding the effect of the reforms on our financial results and business or on holders of our ordinary shares could also weaken confidence among investors.

We have broad discretion regarding use of our cash, cash equivalents and marketable securities, and we may use them in ways that do not enhance our operating results or the market price of our ordinary shares.

Our management has broad discretion in the application of our cash, cash equivalents and marketable securities. We could utilize our cash, cash equivalents and marketable securities in ways our shareholders may not agree with or that do not yield a favorable return, if any, and our management might not apply our cash and cash equivalents in ways that ultimately increase the value of our shareholders’ investments. If we do not utilize our cash, cash equivalents and marketable securities in ways that enhance shareholder value, we may fail to achieve expected financial results, which could cause our share price to decline.

Item 5. Other Information.

Director and Officer Trading Arrangements

A portion of the compensation of our directors and officers (as defined in Rule 16a-1(f) under the Exchange Act) is in the form of equity awards and, from time to time, directors and officers may engage in open-market transactions with respect to the securities acquired pursuant to such equity awards or other of our securities, including to satisfy tax withholding obligations when equity awards vest or are exercised, and for diversification or other personal reasons.

Transactions in our securities by directors and officers are required to be made in accordance with our insider trading policy, which requires that the transactions be in accordance with applicable U.S. federal securities laws that prohibit trading while in possession of material nonpublic information. Rule 10b5-1 under the Exchange Act provides an affirmative defense that enables directors and officers to prearrange transactions in our securities in a manner that avoids concerns about initiating transactions while in possession of material nonpublic information.

None of our officers or directors adopted contracts, instructions, or written plans for the purchase or sale of our securities that were intended to satisfy the affirmative defense conditions of Rule 10b5-1(c) under the Exchange Act (each, a “Rule 10b5-1 Trading Arrangement”), modified or terminated a Rule 10b5-1 Trading Arrangement, or adopted, modified, or terminated a non-Rule 10b5-1 trading arrangement (as defined in Item 408(c) of Regulation S-K) during the three months ended June 30, 2025.

Item 6. Exhibits.

Exhibit Number	Description
31.1*	Certification of Principal Executive Officer Pursuant to Rules 13a-14(a) and 15d-14(a) under the Securities Exchange Act of 1934, as Adopted Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

31.2*	Certification of Principal Financial Officer Pursuant to Rules 13a-14(a) and 15d-14(a) under the Securities Exchange Act of 1934, as Adopted Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

32.1+	Certification of Principal Executive Officer Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

32.2+	Certification of Principal Financial Officer Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

101.INS	Inline XBRL Instance Document – the instance document does not appear in the Interactive Data File because XBRL tags are embedded within the Inline XBRL document.

101.SCH	Inline XBRL Taxonomy Extension Schema with Embedded Linkbase Documents

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Filed herewith.
+

The certifications furnished in Exhibit 32.1 and 32.2 that accompany this Quarterly Report on Form 10-Q are not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended. Such certifications are not to be deemed to be incorporated by reference into any filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the registrant specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Mural Oncology plc

Date: August 4, 2025	By:	/s/ Adam Cutler
Adam Cutler
Chief Financial Officer
(Principal Financial and Accounting Officer)

PRELIMINARY PROXY CARD—SUBJECT TO COMPLETION SCAN TO VIEW MATERIALS & VOTE w MURAL ONCOLOGY PLC You may vote your ordinary shares in person at the Extraordinary General Meeting (“EGM”). Whether TEN EARLSFORT TERRACE or not you plan to attend the EGM, we encourage you to vote your ordinary shares. You can vote as indicated below: DUBLIN 2, D02 T380 IRELAND VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Irish local time on , 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Irish local time on , 2025. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Your proxy card must be received no later than 11:59 p.m. Irish local time on , 2025. If you vote by the internet, mail or telephone, your vote must be received by 11:59 p.m. Irish local time, on , 2025. This proxy card can also be handed to the Chair of the EGM before the start of the EGM. Before completing this proxy card, please also read the notice of the EGM and the statement of procedures contained at the end of such notice contained in the proxy statement. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V79710-TBD KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY MURAL ONCOLOGY PLC PRELIMINARY PROXY CARD—SUBJECT TO COMPLETION EXTRAORDINARY GENERAL MEETING The Board of Directors recommends you vote FOR the following proposals (as listed in the proxy statement): For Against Abstain 1. Ordinary resolution to approve the scheme of arrangement that is included in the proxy statement in its original form or with or subject to any modification(s), addition(s) or condition(s) approved or imposed by the Irish High Court and to authorize the directors of Mural to take all such action ! ! ! as they consider necessary or appropriate for carrying the Scheme into effect. 2. Special resolution to approve the amendment to the articles of association of Mural as set forth in the proxy statement so that any shares in Mural ! ! ! that are issued on or after the Voting Record Time to persons other than Sub and/or its nominee(s) will either be subject to the terms of the Scheme or be immediately and automatically acquired by Sub and/or its nominee(s) for the Scheme Consideration. 3. Ordinary resolution to approve any motion by the Chair to adjourn the EGM, or any adjournments thereof, to another time and place if necessary or ! ! ! appropriate to solicit additional proxies if there are insufficient votes at the time of the EGM to approve proposals 1 and/or 2. NOTE: The shares represented by this proxy card, when properly executed, will be voted as directed herein by the undersigned shareholder. Where the proxy card is properly executed and returned and no such direction is made, the shares will be voted in accordance with the Board of Directors’ recommendation. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof. Any Mural Shareholder of record entitled to attend and vote at the EGM may appoint one or more proxies, who need not be a Mural Shareholder of record. A proxy is required to vote in accordance with any instructions given to him or her. Completion of a form of proxy will not prohibit a Mural Shareholder of record from attending and voting at the EGM in person. If you wish to appoint any person other than the Named Proxies as proxy at the EGM, please contact the company secretary. Full details of the resolutions to be proposed at the EGM are set out in the notice of the EGM contained in the proxy statement. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign the full corporate or partnership name by an authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

PRELIMINARY PROXY CARD—SUBJECT TO COMPLETION THIS IS THE YELLOW EGM PROXY CARD. NOTE THAT YOU ARE ALSO RECEIVING A SEPARATE BLUE PROXY CARD FOR THE SCHEME MEETING. PLEASE COMPLETE AND RETURN BOTH PROXY CARDS. Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting: The Proxy Statement is available at www.proxyvote.com. V79711-TBD PRELIMINARY PROXY CARD—SUBJECT TO COMPLETION MURAL ONCOLOGY PLC EXTRAORDINARY GENERAL MEETING TEN EARLSFORT TERRACE, DUBLIN 2, D02 T380, IRELAND Proxy Solicited on behalf of the Board of Directors of Mural Oncology plc for the EGM on , 2025 The proposal shall be decided on a poll. On a poll, a person entitled to more than one vote need not use all his, her, or its votes or cast all of the votes he, she or it uses in the same way. If the appointor is a corporate entity, this proxy card must either be under its seal or under the hand of some officer or attorney duly authorized for that purpose. Alternatively, a corporate entity may complete a separate appointment of corporate representative form. To be effective, this proxy card must be duly signed and deposited in accordance with the instructions printed on this proxy card together with any power or authority under which it is executed (if applicable) or a duly certified copy of any such power or authority (if applicable). In the case of joint holders, the vote of the senior holder who tenders a vote (whether in person or by proxy) will be accepted to the exclusion of the vote(s) of the other joint holder(s). For these purposes, seniority is determined by the order in which the names stand in Mural’s register of members in respect of the joint shareholding. The undersigned being a shareholder of Mural hereby appoints Caroline Loew and Maiken Keson-Brookes (the “Named Proxies”), and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution or revocation, and authorizes them, and each of them, to vote all the ordinary shares of Mural that the undersigned is entitled to vote at the EGM and any adjournment or postponement thereof upon the matters described in the notice of EGM and the proxy statement, receipt of which is hereby acknowledged, subject to any direction indicated on the reverse side of this proxy card and upon any such other matters as may properly come before the EGM or any adjournment or postponement thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and hereby revoking any proxy heretofore given. The Named Proxies cannot vote these shares unless you sign (on the reverse side) and return this card. Capitalized terms used but not defined in this proxy card have the meanings ascribed to them in the Scheme set forth in Part 3 of the proxy statement. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTE AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATION. Continued and to be signed on reverse side

PRELIMINARY PROXY CARD—SUBJECT TO COMPLETION SCAN TO VIEW MATERIALS & VOTE w MURAL ONCOLOGY PLC TEN EARLSFORT TERRACE You may vote your ordinary shares in person at the Scheme Meeting. Whether or not you plan to attend the Scheme Meeting, we encourage you to vote your ordinary shares. You can vote as indicated below: DUBLIN 2, D02 T380 VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above IRELAND Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Irish local time on , 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Irish local time on , 2025. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Your proxy card must be received no later than 11:59 p.m. Irish local time on , 2025. If you vote by the internet, mail or telephone, your vote must be received by 11:59 p.m. Irish local time, on , 2025. This proxy card can also be handed to the Chair of the Scheme Meeting before the start of the Scheme Meeting. Before completing this proxy card, please also read the notice of the Scheme Meeting and the statement of procedures contained at the end of such notice contained in the proxy statement. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V79712-TBD KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY MURAL ONCOLOGY PLC PRELIMINARY PROXY CARD—SUBJECT TO COMPLETION SCHEME MEETING The Board of Directors recommends you vote FOR the following proposals (as listed in the proxy statement): For Against Abstain 1. That the Scheme in its original form or with or subject to any modification(s), addition(s) or condition(s) approved or imposed by the Irish High Court ! ! ! be agreed to. 2. To approve any motion by the Chair to adjourn the Scheme Meeting, or any adjournments thereof, to another time and place if necessary or appropriate ! ! ! to solicit additional proxies if there are insufficient votes at the time of the Scheme Meeting to approve the Scheme. NOTE: The shares represented by this proxy card, when properly executed, will be voted as directed herein by the undersigned shareholder. Where the proxy card is properly executed and returned and no such direction is made, the shares will be voted in accordance with the Board of Directors’ recommendation. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof. Any Mural Shareholder of record entitled to attend and vote at the Scheme Meeting may appoint one or more proxies, who need not be a Mural Shareholder of record. A proxy is required to vote in accordance with any instructions given to him or her. Completion of a form of proxy will not prohibit a Mural Shareholder of record from attending and voting at the Scheme Meeting in person. If you wish to appoint any person other than the Named Proxies as proxy at the Scheme Meeting, please contact the company secretary. Full details of the resolutions to be proposed at the Scheme Meeting are set out in the notice of the Scheme Meeting contained in the proxy statement. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign the full corporate or partnership name by an authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

PRELIMINARY PROXY CARD—SUBJECT TO COMPLETION THIS IS THE BLUE SCHEME PROXY CARD. NOTE THAT YOU ARE ALSO RECEIVING A SEPARATE YELLOW PROXY CARD FOR THE EXTRAORDINARY GENERAL MEETING. PLEASE COMPLETE AND RETURN BOTH PROXY CARDS. Important Notice Regarding the Availability of Proxy Materials for the Scheme Meeting: The Proxy Statement is available at www.proxyvote.com. V79713-TBD PRELIMINARY PROXY CARD—SUBJECT TO COMPLETION MURAL ONCOLOGY PLC SCHEME MEETING TEN EARLSFORT TERRACE, DUBLIN 2, D02 T380, IRELAND Proxy Solicited on behalf of the Board of Directors of Mural Oncology plc for the Scheme Meeting on , 2025 The proposal shall be decided on a poll. On a poll, a person entitled to more than one vote need not use all his, her, or its votes or cast all of the votes he, she or it uses in the same way. If the appointor is a corporate entity, this proxy card must either be under its seal or under the hand of some officer or attorney duly authorized for that purpose. Alternatively, a corporate entity may complete a separate appointment of corporate representative form. To be effective, this proxy card must be duly signed and deposited in accordance with the instructions printed on this proxy card together with any power or authority under which it is executed (if applicable) or a duly certified copy of any such power or authority (if applicable). In the case of joint holders, the vote of the senior holder who tenders a vote (whether in person or by proxy) will be accepted to the exclusion of the vote(s) of the other joint holder(s). For these purposes, seniority is determined by the order in which the names stand in Mural’s register of members in respect of the joint shareholding. The undersigned being a shareholder of Mural hereby appoints Caroline Loew and Maiken Keson-Brookes (the “Named Proxies”), and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution or revocation, and authorizes them, and each of them, to vote all the ordinary shares of Mural that the undersigned is entitled to vote at the Scheme Meeting and any adjournment or postponement thereof upon the matters described in the notice of the Scheme Meeting and the proxy statement, receipt of which is hereby acknowledged, subject to any direction indicated on the reverse side of this proxy card and upon any such other matters as may properly come before the Scheme Meeting or any adjournment or postponement thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and hereby revoking any proxy heretofore given. The Named Proxies cannot vote these shares unless you sign (on the reverse side) and return this card. Capitalized terms used but not defined in this proxy card have the meanings ascribed to them in the Scheme set forth in Part 3 of the proxy statement. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATION. Continued and to be signed on reverse side